File No. 333-41180
Filed on: April 29, 2021	File No. 811-10011

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-4
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		☐
Pre-Effective Amendment No.		☐
Post-Effective Amendment No.	32	☒
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		☐
Amendment No.	75	☒
(Check appropriate box or boxes)
SBL VARIABLE ANNUITY ACCOUNT XIV (SecureDesigns)
(Exact Name of Registrant)
Security Benefit Life Insurance Company
(Name of Depositor)
One Security Benefit Place, Topeka, Kansas 66636-0001
(Address of Depositor’s Principal Executive Offices)
(785) 438-3000
(Depositor’s Telephone Number, Including Area Code)
Chris Swickard, Associate General Counsel Security Benefit Life Insurance Company One Security Benefit Place, Topeka, KS 66636-0001
(Name and Address of Agent for Service
Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.
It is proposed that this filing will become effective (check appropriate box):
☐ immediately upon filing pursuant to paragraph (b)
☒ on May 1, 2021, pursuant to paragraph (b)
☐ 60 days after filing pursuant to paragraph (a)(1)
☐ on May 1, 2021, pursuant to paragraph (a)(1) of rule 485 under the Securities Act.
If appropriate, check the following box:
☐this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus
May 1, 2021
SECUREDESIGNS® VARIABLE ANNUITY

V691732-69179-00 2021/05/01

Important Privacy Notice Included

See Back Cover

Variable annuity contracts issued by Security Benefit Life Insurance Company and offered by Security Distributors, LLC.

V6917	32-69179-00 2021/05/01

SECUREDESIGNS® VARIABLE ANNUITY
Individual Flexible Purchase Payment
Deferred Variable Annuity Contract
SBL Variable Annuity Account XIV
Issued By: Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636-0001 1-800-888-2461 www.securitybenefit.com	Mailing Address: Security Benefit Life Insurance Company P.O. Box 750497 Topeka, Kansas 66675-0497

This Prospectus describes the SecureDesigns Variable Annuity— an individual flexible purchase payment deferred variable annuity contract (the “Contract”) offered by Security Benefit Life Insurance Company (the “Company”). The Contract is available for individuals as a non‑tax qualified contract. The Contract is also available for individuals in connection with a retirement plan qualified under Section 402A, 403(b), 408, or 408A of the Internal Revenue Code. The Contract may be available through third-party financial intermediaries who charge an advisory fee for their services. This fee is in addition to Contract fees and expenses. If you elect to pay the advisory fee from your Contract Value, then this deduction will reduce death benefits and other guaranteed benefits, perhaps significantly, and may be subject to federal and state income taxes and a 10% federal penalty tax. Subject to certain conditions, such deductions will not reduce the Guaranteed Lifetime Withdrawal Benefit Rider. The Contract is designed to give you flexibility in planning for retirement and other financial goals. This Prospectus is used with both prospective purchasers and current Contract owners.
You may allocate your Purchase Payments and Contract Value to one or more of the Subaccounts that comprise a separate account of the Company, called the SBL Variable Annuity Account XIV (the “Separate Account”), or to the Fixed Account (if it is available under your Contract). Each Subaccount invests in a corresponding mutual fund (each, an “Underlying Fund”).

This Prospectus sets forth information about the Contract and the Separate Account that you should know before purchasing the Contract. This Prospectus should be kept for future reference. Additional information about certain investment products, including variable annuities, has been prepared by the SEC’s staff and is available at Investor.gov .
If you are a new investor in the Contract, you may cancel your Contract within 10 days of receiving it without paying fees or penalties. In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total Contract Value. Neither the refund nor the Contract Value will include any Credit Enhancements, if applicable. You should review this Prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Expenses for this Contract, if purchased with the Extra Credit Rider, may be higher than expenses for a contract without the Extra Credit Rider. The amount of Credit Enhancement may be more than offset by additional fees and charges. All or a portion of your Credit Enhancement may be recaptured upon cancellation of your Contract under the free look provision, surrender, withdrawal, or death.
The Contract is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your Contract can go up and down and you could lose money.

Date:  May 1, 2021

V6917	Protected by U.S. Patent No. 7,251,623 B1	32-69179-00 2021/05/01
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Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the shareholder reports for Underlying Funds available under your Contract will no longer be sent by mail, unless you specifically request paper copies of the reports from the Company. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
You may elect to receive all future reports in paper free of charge. You can inform the Company that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-888-2461. Your election to receive reports in paper will apply to all Underlying Funds available under your Contract.

You may not be able to purchase the Contract in your state. You should not consider this Prospectus to be an offering if the Contract may not be lawfully offered in your state. You should only rely upon information contained in this Prospectus or that we have referred you to. We have not authorized anyone to provide you with information that is different.

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Page
More About the Contract	64
Ownership	64
Designation and Change of Beneficiary	64
Dividends	64
Payments from the Separate Account	64
Proof of Age and Survival	65
Misstatements	65
Cyber Security and Certain Business Continuity Risks	65
Loans	65
Restrictions on Withdrawals from Qualified Plans	67
Restrictions Under the Texas Optional Retirement Program	68

Federal Tax Matters	68
Introduction	68
Tax Status of the Company and the Separate Account	68
Income Taxation of Annuities in General—Non‑Qualified Contracts	69
Additional Considerations	70
Qualified Plans	71
Other Tax Considerations	75

Other Information	76
Voting of Underlying Fund Shares	76
Changes to Investments	77
Changes to Comply with Law and Amendments	77
Reports to Owners	77
Electronic Privileges	77
State Variations	78
Legal Proceedings	78
Legal Matters	78
Sale of the Contract	78

Additional Information	80
Registration Statement	80
Financial Statements	80

Appendix A – Underlying Funds Available Under the Contract and Optional Rider Investment Restrictions	A-1

Appendix B – Riders No Longer Available – Available for Purchase Only Prior to February 1, 2010	B-1
Appendix C – Automatic Bonus Credit Rider	C-1

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Definitions

Various terms commonly used in this Prospectus are defined as follows:
Accumulation Unit — A unit of measure used to calculate Contract Value.
Administrative Office — Security Benefit Life Insurance Company, P.O. Box 750497, Topeka, Kansas 66675‑0497.
Annuitant — The person that you designate on whose life annuity payments may be determined. If you designate Joint Annuitants, “Annuitant” means both Annuitants unless otherwise stated.
Annuity (“annuity”) — A series of periodic income payments made by the Company to an Annuitant, Joint Annuitant, or Designated Beneficiary during the period specified in the Annuity Option.
Annuity Options — Options under the Contract that prescribe the provisions under which a series of annuity payments are made.
Annuity Period — The period beginning on the Annuity Start Date during which annuity payments are made.
Annuity Start Date — The date when annuity payments begin.
Annuity Unit — A unit of measure used to calculate variable annuity payments under Annuity Options 1 through 4, 7 and 8.
Automatic Investment Program — A program pursuant to which Purchase Payments are automatically paid from your bank account on a specified day of each month or a salary reduction agreement.
Bonus Credit — An amount added to Contract Value under the Automatic Bonus Credit Rider.
Company — Security Benefit Life Insurance Company. The Company is also identified herein as “we,” “our,” or “us.”
Contract — The flexible premium deferred variable annuity contract described in this Prospectus.
Contract Date — The date the Contract begins as shown in your Contract. Annual Contract Anniversaries are measured from the Contract Date. The Contract Date is usually the date that your initial Purchase Payment is credited to the Contract.
Contract Debt — The unpaid loan balance including accrued loan interest.
Contract Value — The total value of your Contract which includes amounts allocated to the Subaccounts and the Fixed Account as well as any amount set aside in the Loan Account to secure loans as of any Valuation Date.
Contract Year — Each twelve-month period measured from the Contract Date.
Credit Enhancement — An amount added to Contract Value under the Extra Credit Rider.
Designated Beneficiary — The person having the right to the death benefit, if any, payable upon the death of the Owner or the Joint Owner prior to the Annuity Start Date.
Fixed Account — An account that is part of the Company’s General Account to which you may allocate all or a portion of your Contract Value to be held for accumulation at fixed rates of interest (which may not be less than the Guaranteed Rate) declared periodically by the Company. The Fixed Account is not available in all states and is not available if you have purchased the Extra Credit Rider at 3%, 4% or 5%, the 0-Year or 4-Year Alternate Withdrawal Charge Rider, or the Guaranteed Lifetime Withdrawal Benefit Rider. See the “Fixed Account.”
General Account — All assets of the Company other than those allocated to the Separate Account or to any other separate account of the Company.

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Guaranteed Rate — The minimum interest rate earned on Contract Value allocated to the Fixed Account, which accrues daily and ranges from an annual effective rate of 1% to 3% based upon the state in which the Contract is issued and the requirements of that state.
Internal Revenue Code or the Code — The Internal Revenue Code of 1986, as amended.
Owner — The person entitled to the ownership rights under the Contract and in whose name the Contract is issued.
Participant — A Participant under a Qualified Plan.
Purchase Payment — An amount initially paid to the Company as consideration for the Contract and any subsequent amounts paid to the Company under the Contract.
Separate Account — The SBL Variable Annuity Account XIV, a separate account of the Company that consists of accounts, referred to as Subaccounts, each of which invests in a corresponding Underlying Fund.
Subaccount — A division of the Separate Account which invests in a corresponding Underlying Fund.
Underlying Fund — A mutual fund or series thereof that serves as an investment vehicle for its corresponding Subaccount.
Valuation Date — Each date on which the Separate Account is valued, which currently includes each day that the New York Stock Exchange is open for trading. Each Valuation Date closes at the end of regular trading on the New York Stock Exchange (normally, 3:00 p.m. Central time). The New York Stock Exchange is scheduled to be closed on weekends and on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.
Valuation Period — A period used in measuring the investment experience of each Subaccount of the Separate Account. The Valuation Period begins at the close of one Valuation Date and ends at the close of the next Valuation Date.
Withdrawal Value — The amount you will receive upon full withdrawal of the Contract. It is equal to Contract Value less any Contract Debt, any applicable withdrawal charges, any pro rata account administration charge and any uncollected premium taxes. If the Extra Credit Rider is in effect, Contract Value will also be reduced by any Credit Enhancements that have not yet vested. The Withdrawal Value during the Annuity Period under Annuity Option 7 is the present value of future annuity payments commuted at the assumed interest rate, less any applicable withdrawal charges and any uncollected premium taxes.

Important Information You Should Consider About the Contract

	FEES AND EXPENSES	Location in Prospectus
Charges for Early Withdrawals
If you withdraw money from your Contract within 7 years following your last Purchase Payment, you may be assessed a surrender charge of up to 7% (as a percentage of the portion of the withdrawal amount consisting of Purchase Payments, including any Bonus Credits paid), declining to 0% over that time period.
For example, if you were to withdraw $100,000 during a surrender charge period, you could be assessed a charge of up to $7,000.
Fee Table Fee Table – Examples Charges and Deductions – Contingent Deferred Sales Charge
Transaction Charges	Other than surrender charges (if any), there are no charges for other contract transactions ( e.g. , transferring money between investment options).	Not Applicable

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	FEES AND EXPENSES			Location in Prospectus
Ongoing Fees and Expenses (annual charges)
The table below describes the current fees and expenses of the Contract that you may pay each year , depending on the options you choose. Interest on any Contract loans is not reflected. The fees and expenses do not reflect any advisory fees paid to financial intermediaries from your Contract Value or other assets. If such charges were reflected, the fees and expenses would be higher. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.

Fee Table

Fee Table – Examples

Charges and Deductions

Charges and Deductions – Mortality and Expense Risk Charge

Charges and Deductions – Administration Charge

Charges and Deductions – Account Administration Charge

Charges and Deductions – Optional Rider Charges

Appendix A – Underlying Funds Available Under the Contract

	Annual Fee	Minimum	Maximum
	Base Contract [1]	0.76%	1.01%
	Investment options [2] (Underlying Fund fees and expenses)	0.61%	3.98%
	Optional benefits available for an additional charge [3] (for a single optional benefit, if elected)	0.05%	1.25%

[1]   As a percentage of Contract Value allocated to the Separate Account. This amount includes the account administration charge.
[2]   As a percentage of Underlying Fund average net assets.
[3]   As a percentage of Contract Value.

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year , based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add surrender charges that substantially increase costs .

	Lowest Annual Cost: $1,254.21	Highest Annual Cost: $4,553.29

Assumes:
•   Investment of $100,000
•   5% annual appreciation
•   Least expensive combination of Base Contract charge and Underlying Fund fees and expenses
•   No optional benefits
•   No sales charges or advisory fees
•   No additional Purchase Payments, transfers or withdrawals
•   No Contract loans
•   No Credit Enhancement amounts

Assumes:
•   Investment of $100,000
•   5% annual appreciation
•   Most expensive combination of Base Contract charge, optional benefits and Underlying Fund fees and expenses
•   No sales charges or advisory fees
•   No additional Purchase Payments, transfers or withdrawals
•   No Contract loans
•   No Credit Enhancement amounts

	RISKS			Location in Prospectus
Risk of Loss	You can lose money by investing in this Contract, including loss of principal.			Principal Risks of Investing in the Contract Charges and Deductions – Contingent Deferred Sales Charge The Contract – General
Not a Short‑Term Investment
•   This Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash.
•   Surrender charges may apply to withdrawals. If you take a withdrawal, a surrender charge may reduce the value of your Contract or the amount of money that you actually receive. Withdrawals may also reduce or terminate Contract guarantees.
•   The benefits of tax deferral, long-term income, and living benefit guarantees mean the Contract is more beneficial to investors with a long time horizon.

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	RISKS	Location in Prospectus
Risks Associated with Investment Options
•   An investment in this Contract is subject to the risk of poor investment performance. Performance can vary depending on the performance of the investment options that you choose under the Contract.
•   Each investment option (including the Fixed Account option, if available) has its own unique risks.
•   You should review the investment options before making an investment decision.
Appendix A – Underlying Funds Available Under the Contract
Insurance Company Risks
An investment in the Contract is subject to the risks related to us, Security Benefit Life Insurance Company. Any obligations (including under the Fixed Account option), guarantees or benefits of the Contract are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you. More information about Security Benefit Life Insurance Company, including our financial strength ratings, is available upon request by calling 1-800-888-2461 or visiting www.securitybenefit.com .
Information About the Company, the Separate Account, and the Underlying Funds – Security Benefit Life Insurance Company
	RESTRICTIONS	Location in Prospectus
Investments
•   Certain investment options may not be available under your Contract.
•   Certain Subaccounts prohibit you from transferring out and back within a specified period of calendar days.
•   We reserve the right to limit your transfers to 14 in a Contract Year, to suspend transfers and limit the transfer amounts, and to limit transfers in circumstances of frequent or large transfers.
•   There are certain restrictions on transfers between the Fixed Account and Subaccounts.
•   We reserve the right to add, remove or substitute the Underlying Funds available as investment options under the Contract.

General Information

The Contract – Transfers of Contract Value –Frequent Transfer Restrictions

The Fixed Account – Transfers and Withdrawals from the Fixed Account

Other Information –   Changes to Investments

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Optional Benefits
•   Optional benefits are only available at Contract issue. You cannot change or cancel the benefits that you select after they are issued.
•   Certain optional benefits are not available in every state and are subject to age restrictions. The 6% and 7% Guaranteed Growth Death Benefit is not available to Texas residents.
•   Certain optional benefits previously offered with the Contract are no longer available for purchase. We reserve the right to stop offering for purchase any currently available optional benefit at any time.
•   Optional benefits may further limit or restrict the investment options that you may select under the Contract. We may change these restrictions in the future.
•   We do not have the right to modify or terminate an optional benefit. Withdrawals, however, may reduce the value of an optional benefit by an amount greater than the value withdrawn or cause the benefit to terminate.
•   If you elect to pay third-party advisory fees from your Contract Value, then the deduction will reduce the death benefits and other guaranteed benefits, perhaps significantly, and may be subject to federal and state income taxes and a 10% federal penalty tax. Subject to certain conditions, the Company will not treat the deduction of advisory fees as withdrawals under the Contract for purposes of the Guaranteed Lifetime Withdrawal Benefit Rider (“GLWB Rider”), and such deductions will not reduce benefits under the GLWB Rider. However, the deduction of advisory fees from your Contract Value will reduce the Contract Value, which could reduce the potential for increases to the benefits under the GLWB Rider.

Benefits Under the Contract – Optional Riders

Benefits Under the Contract – Riders Previously Available for Purchase

The Contract – Withdrawals to Pay Advisory Fees

Charges and Deductions – Deduction of Advisory Fees

	TAXES	Location in Prospectus
Tax Implications
•   Consult with a tax professional to determine the tax implications of an investment in and payments received under the Contract.
•   If you purchased the Contract through a tax-qualified plan or IRA, you do not get any additional tax benefit under the Contract.
•   Earnings on your Contract are taxed at ordinary income tax rates when you withdraw them, and you may have to pay a penalty if you take a withdrawal before age 59½.
Federal Tax Matters
	CONFLICTS OF INTEREST	Location in Prospectus
Investment Professional Compensation
Your investment professional may receive compensation for selling this Contract to you, in the form of commissions, additional payments, and non-cash compensation. We may share the revenue we earn on this Contract with your investment professional’s firm. This conflict of interest may influence your investment professional to recommend this Contract over another investment for which the investment professional is not compensated or is compensated less.
Other Information – Sale of the Contract
Exchanges
Some investment professionals may have a financial incentive to offer you a new contract in place of the one you already own. You should only exchange a contract you already own if you determine, after comparing the features, fees and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing contract.
Additional Compensation Paid to Selected Selling Broker-Dealers

Overview of the Contract

Purpose of the Contract   — The Contract is a variable annuity contract. It is designed for retirement planning purposes. You make investments in the Contract’s investment options during the accumulation phase. The value of your investments is used to calculate your benefits under the Contract. At the end of the accumulation phase, we use that accumulated value to calculate the payments that we make during the annuity phase. These payments can provide or supplement your retirement income. Generally speaking, the longer your accumulation phase, the

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greater your accumulated value may be for setting your benefits and annuity payouts. The Contract also includes a death benefit to help financially protect your Designated Beneficiary.
This Contract may be appropriate for you if you have a long investment time horizon. Each Purchase Payment is subject to a withdrawal charge for seven years from the date of that Purchase Payment. This means that a Purchase Payment made in year eight of the Contract will be subject to a withdrawal charge until year 15 of the Contract. Because of the withdrawal charge and the possibility of income tax and tax penalties on early withdrawals, the Contract should not be viewed as an investment vehicle offering low cost liquidity. Your financial goal in acquiring the Contract should focus on a long-term insurance product, offering the prospect of investment growth.
Phases of the Contract   — The contract has two phases: (1) an accumulation phase (for savings) and (2) an annuity (payout) phase (for income).
Accumulation Phase. During the accumulation phase, earnings accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. To accumulate value during the accumulation phase, you invest your Purchase Payments and earnings in the Subaccounts that are available under the Contract, which, in turn, invest in Underlying Funds with different investment strategies, objectives, and risk/reward profiles. You may allocate all or part of your Purchase Payments and Contract Value to the Subaccounts. Amounts that you allocate to a Subaccount will increase or decrease in dollar value depending in part on the investment performance of the Underlying Fund in which such Subaccount invests. The Fixed Account option (if available under your Contract), which guarantees the principal and a minimum interest rate, may also be available for investment. If the Fixed Account is available under your Contract, you may allocate all or part of your Purchase Payments to the Fixed Account, which is part of the Company’s General Account.
           A list of the Underlying Funds currently available under the Contract is provided in Appendix A: Underlying Funds Available Under the Contract and Optional Rider Investment Restrictions to this Prospectus.

Annuity (Payout) Phase. The Annuity phase   occurs after the Annuity Start Date and is when you or a designated payee begin receiving regular Annuity payments from your Contract. The Contract provides several Annuity Options. You should carefully review the Annuity Options with your financial or tax adviser. The payments may be fixed or variable or a combination of both. Variable payments will vary based on the performance of the Subaccounts you select. Unless you direct otherwise, proceeds derived from Contract Value allocated to the Subaccounts will be applied to purchase a variable annuity and proceeds derived from Contract Value allocated to the Fixed Account will be applied to purchase a fixed annuity.
  Please note that if you annuitize, your investments will be converted to income payments and you generally will no longer be able to withdraw money at will from your Contract , except there are certain Annuity Options which permit withdrawals of Contract Value. Optional benefits (e.g., the Annual Stepped Up Death Benefit) terminate upon annuitization if you elect one of Annuity Options 1 through 4, 7, or 8. If you elect Annuity Option 5 or 6, the optional benefit will continue after the Annuity Start Date if you purchase the Waiver of Withdrawal Charge Rider or the 0-Year or 4-Year Alternate Withdrawal Charge Rider, and the Company will continue to deduct optional benefit charges after the Annuity Start Date.
Contract Features
Accessing Your Money. Before your Contract is annuitized, you can withdraw money from your Contract at any time. If you take a withdrawal, you may have to pay a surrender charge and/or income taxes, including a tax penalty if you are younger than age 59½.
Tax Treatment. You can transfer money between investment options without tax implications, and earnings (if any) on your investments are generally tax-deferred. You are taxed only upon: (1) making a withdrawal; (2) surrender of the Contract; (3) receiving a payment from us; or (4) payment of a death benefit.
Death Benefits.   For Contract Owners aged 80 or younger on the Contract issue date, the Contract includes a standard death benefit that will pay the higher of Contract Value or total Purchase Payments (adjusted for any outstanding Contract Debt, any pro rata account administration charge, prior withdrawals, including any withdrawal charges, and any uncollected premium tax) upon your or the Annuitant’s death. For Contract Owners aged 81 and older on the Contract issue date, the standard death benefit will be equal to the Contract Value only. If you elect to

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purchase an optional rider that provides an enhanced death benefit for an additional charge, you have the opportunity to leave your beneficiary a death benefit greater than the standard death benefit.
  Loans. If you own a Contract issued in connection with a retirement plan that is qualified under Section 403(b) of the Internal Revenue Code, you may be able to borrow money under your Contract using the Contract Value as the only security for the loan.
Waiver of Withdrawal Charge Rider. For an additional charge, under certain circumstances, we will waive your withdrawal charges.
  Extra Credit Rider. For an additional cost during the first seven Contract years, the Company adds to your Contract Value an amount known as a Credit Enhancement, which is based on a percentage of any Purchase Payments made in the first Contract Year. In the past, we offered a version of this rider at no cost. All or a portion of your Credit Enhancement may be recaptured upon free look, surrender, withdrawal, or death.
0-Year or 4-Year Alternate Withdrawal Charge. For an additional cost, this rider makes available an alternative shorter withdrawal charge schedule. The withdrawal charge varies depending on the Purchase Payment age and will apply in lieu of the Contract’s 7 year withdrawal charge schedule.
  Optional Living Benefits.   Prior to February 1, 2010, we offered various   optional living benefits that, for additional charges, offer protection against market risk (the risk that your investments may decline in value or underperform your expectations) and may guarantee a minimum lifetime income.
Advisory Fees. Deductions from your Contract Value to pay third-party advisory fees are treated as withdrawals under the Contract, but no surrender charge is assessed on such withdrawals and the deduction of advisory fees will not count toward the annual free withdrawal amount. If you elect to pay advisory fees from your Contract Value, then the deduction will reduce the death benefits and other guaranteed benefits, perhaps significantly, and may be subject to federal and state income taxes and a 10% federal penalty tax. Subject to certain conditions, the Company will not treat the deduction of advisory fees as withdrawals under the Contract for purposes of the GLWB Rider, and such deductions will not reduce benefits under the GLWB Rider. See “Charges and Deductions – Deduction of Advisory Fees.” However, the deduction of advisory fees from your Contract Value will reduce the Contract Value, which could reduce the potential for increases to the benefits under the GLWB Rider.
Additional Services
Dollar Cost Averaging. You direct us to systematically transfer Contract Value among the Subaccounts and the Fixed Account on a monthly, quarterly, semiannual, or annual basis.
Asset Reallocation Option. You direct us to automatically reallocate your Contract Value to return to your original percentage investment allocations on a periodic basis.
Systematic Withdrawals. You receive regular automatic withdrawals from your Contract, on a monthly, quarterly, annual or semi-annual basis, provided that each payment must amount to at least $100 (unless we consent otherwise).
Fee Table

The following tables describe the fees and expenses that you will pay when buying, owning, surrendering , or making withdrawals from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected .
  The first table describes the fees and expenses that you will pay at the time that you buy the Contract , surrender or make withdrawals from the Contract , or transfer Contract Value between investment options. State premium taxes may also be deducted. The fees and expenses do not reflect any advisory fees paid to financial intermediaries from your Contract Value or other assets. If such charges were reflected, the fees and expenses would be higher.

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Transaction Expenses
Charge
Sales Load on Purchase Payments	None
Maximum Surrender Charge (as a percentage of amount withdrawn attributable to Purchase Payments)	7%[1]
Transfer Fee (per transfer)	None
1   We also refer to this charge as a contingent deferred sales charge, withdrawal charge, and sales charge. The amount of the surrender charge is determined by reference to how long your Purchase Payments or Bonus Credits have been held under the Contract. Free withdrawals are available equal to (1) 10% of Purchase Payments, excluding any Credit Enhancements and/or Bonus Credits, in the first Contract Year, and (2) 10% of Contract Value as of the first Valuation Date of the Contract Year in each subsequent Contract Year. See “Full and Partial Withdrawals” and “Contingent Deferred Sales Charge” for more information.

The next table describes the fees and expenses that you will pay each year during the time that you own the Contract ( not including Underlying Fund fees and expenses). If you choose to purchase an optional benefit, you will pay additional charges, as shown below .
Annual Contract Expenses
	Charge

Administrative Expenses	$30 [1]

Base Contract Expenses (as a percentage of average Contract Value) [2]	1.00%
Optional Benefit Expenses (as a percentage of Contract Value) [3]
Riders Available For Purchase With The Contract	Current	Maximum
Annual Stepped Up Death Benefit	0.20%
4% Extra Credit [4]	0.55%
Waiver of Withdrawal Charge*	0.05%
Alternate Withdrawal Charge (0-Year)*	0.70%
Alternate Withdrawal Charge (4-Year) [5] *	0.60%
Net Loan Interest Charge	2.16%
Riders No Longer Available – Available For Purchase ONLY Prior To February 1, 2010
Guaranteed Lifetime Withdrawal Benefit (One Covered Person)	0.85% [7]
Guaranteed Lifetime Withdrawal Benefit (Two Covered Persons)	1.25% [7]
3% Guaranteed Minimum Income Benefit	0.15%
5% Guaranteed Minimum Income Benefit	0.30%
6% Dollar for Dollar Guaranteed Minimum Income Benefit	0.60% [6]
3% Guaranteed Growth Death Benefit	0.10%
5% Guaranteed Growth Death Benefit	0.20%
6% Guaranteed Growth Death Benefit [8]	0.25%
7% Guaranteed Growth Death Benefit [8]	0.30%
Combined Annual Stepped Up and Guaranteed Growth Death Benefit	0.25%
Enhanced Death Benefit	0.25%
Combined Enhanced and Annual Stepped Up Death Benefit	0.35%
Combined Enhanced and Guaranteed Growth Death Benefit	0.35%
Combined Enhanced, Annual Stepped Up and Guaranteed Growth Death Benefit	0.40%
6% Dollar for Dollar Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit	0.85%
Guaranteed Minimum Withdrawal Benefit [9]	0.45%	1.10%
Total Protection [10]	0.85%	1.45%

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Charge
3% Extra Credit [4]	0.40%
5% Extra Credit [4]	0.70%
*    Charges for these riders will continue after the Annuity Start Date if you select Annuity Option 5 or 6.
1    We call this the account administration charge in your Contract, as well as in other places in this Prospectus. An account administration charge of $30 is deducted at each Contract Anniversary, and a pro rata account administration charge is deducted: (1) upon full withdrawal of Contract Value; (2) upon the Annuity Start Date if one of Annuity Options 1 through 4, 7 or 8 is elected; and (3) upon payment of a death benefit. The account administration charge will be waived if your Contract Value is $50,000 or more on the date it is to be deducted. This fee is presented as part of the Base Contract Expenses in the section entitled “Important Information You Should Consider About Your Contract” earlier in this Prospectus.
2    This charge is based on the percentage of Contract Value allocated to the Separate Account. This charge is comprised of both an annual mortality and expense risk charge and an annual administration charge. The administration charge is equal to an annual rate of 0.15%, and is deducted daily. The mortality and expense risk charge portion, which is 0.85%, is reduced for larger Contract Values as follows: Less than $25,000 – 0.85%; At least $25,000 but less than $100,000 – 0.70%; $100,000 or more – 0.60%. The minimum mortality and expense risk charge is deducted daily. Any mortality and expense risk charge above the minimum charge of 0.60% is deducted from your Contract Value on a monthly basis. During the Annuity Period, the annual mortality and expense risk charge is 1.25% for Annuity Options 1 through 4, 7 and 8, in lieu of the amounts described above, and is deducted daily. The mortality and expense risk charge for Annuity Options 5 and 6 remains as described above. The account administration charge also applies during the Annuity Period. See the discussion under Base Contract Expenses – “Mortality and Expense Risk Charge” later in this Prospectus.
3    If you purchase any optional riders, the charge will be calculated as a percentage of Contract Value and deducted from your Contract Value. (See the applicable rider charges in the table above.) Total rider charges cannot exceed 2.00% of Contract Value for riders elected prior to February 1, 2010 (1.00% for Contracts issued prior to June 19, 2006 with a 0‑Year Alternate Withdrawal Charge Rider).
4    The Company will deduct the charge for this rider during the seven-year period beginning on the Contract Date.
5    If the 4-Year Alternate Withdrawal Charge Rider has not been approved in a state, a 3-Year Alternate Withdrawal Charge Rider is available for   a charge of 0.40%. See “Alternate Withdrawal Charge.”
6    The charge for the 4-year Alternate Withdrawal Charge Rider is 0.60% if the Company issues your rider on or after January 1, 2005. However, if the Company issued your rider prior to that date, the charge is 0.55%.
7    The Company will deduct the charge for this rider until the earlier of termination of the rider or the date your Contract Value is reduced to zero.
8    Not available to Texas residents.
9    The Company may increase the rider charge for the Guaranteed Minimum Withdrawal Benefit Rider only if you elect a reset; the Company guarantees the rider charge upon reset will not exceed 1.10% on an annual basis. Please see the discussion under “Guaranteed Minimum Withdrawal Benefit” in Appendix B – Riders No Longer Available – Available for Purchase Only Prior to February 1, 2010. The current charge for the rider is used in calculating the maximum rider charge of 2.00% of Contract Value (1.00% for Contracts issued prior to June 19, 2006 with a 0‑Year Alternate Withdrawal Charge Rider).
10   The Company may increase the rider charge for the Total Protection Rider only if you elect a reset; the Company guarantees the rider charge upon reset will not exceed 1.45% on an annual basis. Please see the discussion under “Total Protection” in Appendix B – Riders No Longer Available – Available for Purchase Only Prior to February 1, 2010. The current charge for the rider is used in calculating the maximum rider charge of 2.00% of Contract Value (1.00% for Contracts issued prior to June 19, 2006 with a 0‑Year Alternate Withdrawal Charge Rider).

The next table below shows the minimum and maximum total operating expenses charged by the Underlying Funds you may pay periodically during the time that you own the Contract. A complete list of Underlying Funds available under the Contract, including their annual expenses, may be found in Appendix A: Underlying Funds Available Under the Contract and Optional Rider Investment Restrictions of this Prospectus.
Annual Underlying Fund Expenses
	Minimum	Maximum
Annual Underlying Fund Expenses (expenses deducted from Underlying Fund assets include management fees, distribution (12b‑1) fees, service fees and other expenses)	0.61%	3.98%
Net Annual Underlying Fund Expenses (after contractual waivers/reimbursements) [1]	0.60%	2.00%

1 Certain of the Underlying Funds have entered into contractual expense waiver or reimbursement arrangements that reduce fund expenses during the period of the arrangement. These arrangements vary in length, and are in place at least through April 30, 2022 .

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Examples — These Examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include transaction expenses, Annual Contract Expenses and annual Underlying Fund fees and expenses but do not include state premium taxes, which may be applicable to your Contract . The Examples do not reflect any advisory fees paid to financial intermediaries from your Contract Value or other assets. If such fees were reflected, the costs would be higher .
The Examples assume that you invest $ 100 ,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and you elect the most expensive combination of optional benefits available for an additional charge. The first Example assumes the most expensive Annual Underlying Fund Expenses. The second Example assumes the least expensive Annual Underlying Fund Expenses. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Based on the Most Expensive Annual Underlying Fund Expenses	1 Year	3 Years	5 Years	10 Years
If you surrender your Contract at the end of the applicable time period	$13,152.00	$25,484.02	$36,542.27	$63,332.64
If you do not surrender ; or if you annuitize your Contract at the end of the applicable time period.	$ 6,921.69	$20,354.32	$33,257.31	$63,332.64

Based on the Least Expensive Annual Underlying Fund Expenses	1 Year	3 Years	5 Years	10 Years
If you surrender your Contract at the end of the applicable time period	$ 9,994.52	$16,682.73	$22,572.81	$38,810.04
If you do not surrender; or if you annuitize your Contract at the end of the applicable time period	$ 3,646.26	$11,090.30	$18,741.01	$38,810.04

Principal Risks of Investing in the Contract

Risk of Investment Loss  — The Contract involves risks, including possible loss of principal. You bear the risk of any decline in the Contract Value resulting from the performance of the Subaccounts you have chosen. Your losses could be significant. This risk could have a significant negative impact on certain benefits and guarantees under the Contract.
This Contract is not a deposit or obligation of, or guaranteed or endorsed by, any bank. This Contract is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.
Short-Term Investment Risk/Withdrawal Risk  — This Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash. If you plan to withdraw money or surrender the Contract for short-term needs, it is not the right contract for you. A withdrawal charge may be assessed on withdrawals and surrenders, and it could be substantial. Each Purchase Payment is subject to a withdrawal charge for seven years from the date of that Purchase Payment. This means that a Purchase Payment made in year eight of the Contract will be subject to a withdrawal charge until year 15 of the Contract. If you make a withdrawal prior to age 59½, there may be adverse tax consequences, including a 10% IRS penalty tax. A withdrawal could reduce the value of certain optional benefits by an amount greater than the amount withdrawn and could result in termination of the benefit. A total withdrawal (surrender) will result in the termination of your Contract and any benefits.
The benefits of tax deferral, long-term income, and living benefit protections mean that this Contract is more beneficial to investors with a long time horizon.
Subaccount Risk  — Amounts that you invest in the Subaccounts are subject to the risk of poor investment performance. You assume the investment risk. Generally, if the Subaccounts that you select make money, your Contract Value goes up, and if they lose money, your Contract Value goes down. Each Subaccount’s performance depends on the performance of its Underlying Fund. Each Underlying Fund has its own investment risks, and you are exposed to the Underlying Fund’s investment risks when you invest in a Subaccount. You are responsible for selecting Subaccounts that are appropriate for you based on your own individual circumstances, investment goals, financial situation, and risk tolerance. The investment risks are described in the prospectuses for the Underlying Funds.

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Managed Volatility Fund Risk  — Certain Underlying Funds utilize managed volatility strategies. These risk management techniques help us manage our financial risks associated with the Contract’s guaranteed rider benefits, like living and death benefits, because they reduce the incidence of extreme outcomes, including the probability of large gains or losses. However, these strategies can also limit your participation in rising equity markets, which may limit the potential growth of your Contract Value and the potential growth of your guaranteed rider benefits, and may therefore conflict with your personal investment objectives. In addition, the cost of these hedging strategies may negatively impact performance.
Purchase Payment Risk  — Your ability to make subsequent Purchase Payments is subject to restrictions. We reserve the right to refuse any Purchase Payment, to further limit your ability to make subsequent Purchase Payments with advance notice, and to require our prior approval before accepting Purchase Payments. There is no guarantee that you will always be permitted to make Purchase Payments.
Financial Strength and Claims-Paying Ability Risk  — All guarantees under the Contract that are paid from our General Account (including under any Fixed Account option) are subject to our financial strength and claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you.
Cybersecurity and Business Disruption Risk  — Our business is highly dependent upon the effective operation of our computer systems and those of our business partners, so our business is vulnerable to systems failures and cyber-attacks. Systems failures and cyber-attacks may adversely affect us, your Contract, and your Contract Value. In addition to cybersecurity risks, we are exposed to the risk that natural and man-made disasters, pandemics (like COVID-19) and catastrophes may significantly disrupt our business operations and our ability to administer the Contract. There can be no assurance that we or our service providers will be able to successfully avoid negative impacts associated with systems failures, cyber-attacks, or natural and man-made disasters, pandemics and catastrophes. For more information about these risks, see “More About the Contract – Cyber Security and Certain Business Continuity Risks.”
Credit Enhancement Risk  — Expenses for a Contract with a Credit Enhancement may be higher than for a Contract without a Credit Enhancement. The amount of the Purchase Payment credit may be more than offset by the fees and charges associated with the credit. In addition, Credit Enhancements are excluded from the calculation of the optional living and death benefits. This means that, unlike Purchase Payments, a Credit Enhancement does not increase the value of such benefits.
Tax Consequences Risk  — Withdrawals are generally taxable (to the extent of any earnings on the Contract), and prior to age 59½ a tax penalty may apply. In addition, even if the Contract is held for years before any withdrawal is made, the withdrawals are taxable as ordinary income rather than capital gains.
Advisory Fee Deduction Risk  — If you elect to pay third-party advisory fees from your Contract Value, then the deduction will reduce the death benefits and other guaranteed benefits, perhaps significantly, and may be subject to federal and state income taxes and a 10% federal penalty tax. Subject to certain conditions, the Company will not treat the deduction of advisory fees as withdrawals under the Contract for purposes of the GLWB Rider, and such deductions will not reduce benefits under the GLWB Rider. See “Charges and Deductions – Deduction of Advisory Fees.” However, the deduction of advisory fees from your Contract Value will reduce the Contract Value, which could reduce the potential for increases to the benefits under the GLWB Rider.
Information About the Company, the Separate Account, and the Underlying Funds

Security Benefit Life Insurance Company — Security Benefit Life Insurance Company is a life insurance company organized under the laws of the State of Kansas. The Company’s indirect parent, Eldridge Industries, LLC, owns, operates and invests in businesses across a wide range of sectors and is ultimately controlled by Todd L. Boehly.
The Company offers life insurance policies and annuity contracts, as well as financial and retirement services. It is admitted to do business in the District of Columbia, and in all states except New York. As of the end of 2020 , the

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Company had total assets under management of approximately $40.6 billion. The Company’s address is One Security Benefit Place, Topeka, Kansas 66636-0001.
The Principal Underwriter for the Contracts is Security Distributors, LLC (“SDL”), One Security Benefit Place, Topeka, Kansas 66636‑0001. SDL, a wholly-owned subsidiary of the Company, is registered as a broker-dealer with the SEC and is a member of the Financial Industry Regulatory Authority (“FINRA”).
We are obligated to pay all amounts promised to you under your Contract. All guarantees under the Contract are subject to our financial strength and claims-paying capabilities. We provide information about our financial strength in reports filed with state insurance departments. You may obtain information about us by contacting us using the information stated on the cover page of this Prospectus, visiting our website at www.securitybenefit.com or visiting the SEC’s website at www.sec.gov . You may also obtain reports and other financial information about us by contacting your state insurance department.
NEA Retirement Program — The NEA Retirement Program provides investment products, including the Contract, in connection with retirement plans sponsored by school districts and other employers of NEA members and individual retirement accounts established by NEA members (“NEA Retirement products”). The Contract is made available under the NEA Retirement Program pursuant to an agreement (the “Agreement”) between the Company and NEA’s Member Benefits Corporation (“MBC”), a wholly-owned subsidiary of The National Education Association of the United States (the “NEA”). Certain local school districts do not allow NEA Retirement products to be made available in their district; as a result, the NEA Retirement Program may not be available in all districts.
Under the Agreement:
•
The Company and its affiliates have the exclusive right to offer NEA Retirement products, including the Contract, under the NEA Retirement Program. However, employers of NEA members are not required to make available NEA Retirement products, and NEA members are not required to select products from any particular provider.

•
During the term of the Agreement, MBC may not enter into arrangements with other providers of similar investment programs or otherwise promote to employers of NEA members or to NEA members any investment products that compete with NEA Retirement products offered by the Company and its affiliates, except for products MBC may, subject to limitations of the Agreement, make available in the future through the members-only section of NEA’s website.

•
MBC promotes the NEA Retirement Program to employers of NEA members and to NEA members and provides certain services in connection with the NEA Retirement Program (e.g., monitoring the satisfaction of NEA members with the NEA Retirement Program, mailing welcome letters to members who purchase the Contract, listing NEA Retirement products in their membership accounts and directing participant phone calls to the Company.)

•	MBC provides direct marketing assistance and cooperation to the Company in connection with the NEA Retirement Program.
Pursuant to the Agreement, which was entered into in July 2014 to replace a prior agreement, the Company pays MBC an annual fee for services provided. The annual base fee for the period beginning September 1, 2019 is $3,577,544 with quarterly payments of $894,386. You may wish to take into account the Agreement and the fee paid to MBC when considering and evaluating any communications relating to the Contract.
Neither the NEA nor MBC is registered as a broker-dealer or has a role in distributing the Contract or in providing any securities brokerage services. The Company and its affiliates are not affiliated with the NEA or MBC.
MBC, an investment adviser registered with the SEC, monitors performance of investment options made available under the NEA Retirement Program, including the Subaccounts. MBC evaluates and tracks such performance monthly, using independent, publicly available ranking services. MBC makes its monthly reports available to NEA members. Upon your request, MBC will deliver a copy of Part II of its Form ADV, which contains more information about how MBC evaluates and tracks performance and how the fees it receives from the Company are calculated. You may request a copy of such form by calling MBC at 1‑800‑637‑4636.
Other Information. The Contract also may be offered in certain school districts pursuant to other arrangements between the Company (and certain of its affiliates) and entities associated with the NEA. Neither the NEA nor MBC

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is a party to these arrangements. Under these arrangements, such entities may provide services, such as advertising and promotion, and/or may facilitate their members’ access to the Contract and to other products issued by the Company and its affiliates. There also may be an understanding that these entities may make endorsements. The Company and/or certain of its affiliates may pay fees to these entities under such arrangements. You may wish to take into account these arrangements, including any fees paid, when considering and evaluating any communications relating to the Contract. For more information concerning these arrangements, please see the Statement of Additional Information.
Published Ratings — The Company may from time to time publish in advertisements, sales literature and reports to Owners, the ratings and other information assigned to it by one or more independent rating organizations such as A.M. Best Company and Standard & Poor’s. The purpose of the ratings is to reflect the financial strength and/or claims-paying ability of the Company and should not be considered as bearing on the investment performance of assets held in the Separate Account. Each year A.M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best’s Ratings. These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims-paying ability of the Company as measured by Standard & Poor’s Insurance Ratings Services may be referred to in advertisements or sales literature or in reports to Owners. These ratings, which are subject to change, are opinions as to an operating insurance company’s financial capacity to meet the obligations of its insurance and annuity policies in accordance with their terms. Such ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.
Separate Account — The Company established the Separate Account under Kansas law on June 26, 2000. The Contract provides that the income, gains, or losses of the Separate Account, whether or not realized, are credited to or charged against the assets of the Separate Account without regard to other income, gains, or losses of the Company. Kansas law provides that assets in the Separate Account attributable to the reserves and other liabilities under a Contract may not be charged with liabilities arising from any other business that the Company conducts if, and to the extent, the Contract so provides. The Contract contains a provision stating that assets held in the Separate Account may not be charged with liabilities arising from other business that the Company conducts. The Company owns the assets in the Separate Account and is required to maintain sufficient assets in the Separate Account to meet all Separate Account obligations under the Contract. Such Separate Account assets are not subject to claims of the Company’s creditors.
The Contract provides that the income, gains and losses, whether or not realized, are credited to, or charged against, the assets of each Subaccount without regard to the income, gains or losses in the other Subaccounts. Each Subaccount invests exclusively in shares of a corresponding Underlying Fund. The Company may in the future establish additional Subaccounts of the Separate Account, which may invest in other Underlying Funds or in other securities or investment vehicles. See “Changes to Investments.”
The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”). Registration with the SEC does not involve supervision by the SEC of the administration or investment practices of the Separate Account or of the Company. We do not guarantee the investment results of the Separate Account.
Underlying Funds — Each Underlying Fund is an open-end management investment company or a series thereof and is registered with the SEC under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment policies of the Underlying Fund. Each Underlying Fund has its own investment objectives and policies.
As described in more detail in the Underlying Fund prospectuses, certain Underlying Funds employ managed volatility strategies that are intended to reduce the Underlying Fund’s overall volatility and downside risk, and those Underlying Funds may help us manage the risks associated with providing certain guaranteed rider benefits under the Contract. Investing in Underlying Funds with managed volatility strategies may impact the value of certain guaranteed rider benefits. During rising markets, the hedging strategies employed to manage volatility could result in your Contract Value rising less than would have been the case if you had been invested in an Underlying Fund without a managed volatility strategy. In addition, the cost of these hedging strategies may negatively impact performance. On the other hand, investing in an Underlying Fund with a managed volatility strategy may be helpful in a declining market with higher market volatility because the strategy will often reduce your equity exposure in

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such circumstances. In such cases, your Contract Value may decline less than would have been the case if you had not invested in an Underlying Fund with a managed volatility strategy.
Certain Underlying Funds invest substantially all of their assets in other funds (“funds of funds”). If you allocate Contract Value to a Subaccount that invests in a fund of funds, you will indirectly bear the fees and expenses of both the top-tier and bottom-tier funds, which will reduce your investment return. In addition, funds of funds may have higher expenses than funds that invest directly in debt or equity securities or other assets.
One of the Underlying Funds is a money market fund. There is no assurance that this Underlying Fund will be able to maintain a stable net asset value per share. In addition, during extended periods of low interest rates, and partly as a result of asset-based separate account charges, the yield on the corresponding Subaccount may become low and possibly negative.
Shares of the Underlying Funds currently are not publicly traded. They are available only as investment options in variable annuity or variable life insurance policies issued by life insurance companies or in some cases, through participation in certain qualified pension or retirement plans. Certain Underlying Funds have similar investment objectives and policies to other mutual funds managed by the same adviser. The investment results of the Underlying Funds, however, may be higher or lower than the results of such other funds. There can be no assurance, and no representation is made, that the investment results of any of the Underlying Funds will be comparable to the investment results of any other fund, even if both the Underlying Fund and the other fund are managed by the same adviser.
Information regarding each Underlying Fund, including its (i) name, (ii) type or investment objective, (iii) investment adviser and any sub- investment adviser , (iv) current expenses, and (v) performance is available in an appendix to this Prospectus. See Appendix A: Underlying Funds Available Under the Contract and Optional Rider Investment Restrictions . We cannot assure that any Underlying Fund will achieve its objective. Each Underlying Fund has issued a prospectus that contains more detailed information about the Underlying Fund. Read these prospectuses carefully before investing. Paper or electronic copies of the Underlying Fund prospectuses may be obtained by calling us at 1-800-888-2461, e-mailing us at SBLProspectusRequests@securitybenefit.com or visiting https://dfinview.com/SecurityBenefit/TAHD/814121612?site=PSBL .
Certain Payments the Company and its Affiliates Receive With Regard to the Underlying Funds. The Company (and its affiliates) receives payments from some of the Underlying Funds, their advisers, sub‑advisers, and distributors, or affiliates thereof. The Company negotiates these payments and thus they differ by Underlying Fund (sometimes substantially), and the amounts the Company (or its affiliates) receive can be significant. Where these payments are made, the advisers, sub-advisers, or distributors (or affiliate thereof) of those Underlying Funds have increased access to the Company and its affiliates involved in the distribution of the Contract. Proceeds from these payments can be used by the Company for any corporate purpose, including payment of expenses that the Company and its affiliates incur in promoting, marketing, and administering the Contract and in the Company’s role as an intermediary for the Underlying Funds. The Company and its affiliates may profit from these payments.
12b-1 Fees. The Company and/or its subsidiary, SDL, the principal underwriter for the Contract, receive 12b-1 fees from certain of the Underlying Funds that are based on a percentage of the average daily net assets of the particular Underlying Fund attributable to the Contract and certain other variable insurance contracts issued or administered by the Company (or its affiliates). 12b‑1 fees are paid out of Underlying Fund assets as part of the Underlying Fund’s total annual operating expenses. Payments made out of Underlying Fund assets will reduce the amount of assets that would otherwise be available for investment, and will reduce the Underlying Fund’s investment returns. Currently, the Company and SDL receive 12b-1 fees ranging from 0% to 0.35% of the average net assets of the Contract (and certain other variable insurance contracts issued or administered by the Company (or its affiliates)) invested in Underlying Funds that pay 12b-1 fees.
Payments from Underlying Fund Service Providers. The Company (or its affiliates) also receives payments from the investment advisers, sub‑advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds. These payments may be derived, in whole or in part, from the investment advisory fee deducted from Underlying Fund assets. Owners, through their indirect investment in the Underlying Funds, bear the costs of these investment advisory fees (see the Underlying Funds’ prospectuses for more information). These payments usually are based on a percentage of the average daily net assets of the particular Underlying Fund attributable to the Contract and to certain other variable insurance contracts issued or administered by the Company (or its affiliates). Currently, the Company and its affiliates receive payments that range from 0.10% to 0.60% of the average net assets of the Contract (and certain other variable insurance contracts issued or administered by the Company (or its affiliates))

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invested in an Underlying Fund. The Company may also receive payments from certain of the investment advisers, sub-advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds that is based on a pre-determined fee and not based on the average net assets of the Contract (or other variable insurance contracts issued or administered by the Company or its affiliates) invested in the Underlying Fund.
Other Payments. In the case of certain of the Underlying Funds, the Underlying Fund’s adviser, sub‑adviser, distributor, or affiliates provide the Company (or its affiliates) and/or broker-dealers that sell the Contract (“selling firms”) with wholesaling services to assist the Company in the distribution of the Contract, pay the Company (or its affiliates) and/or selling firms amounts to participate in their national and regional sales conferences and meetings with their sales desks, and/or provide the Company (or its affiliates) and/or selling firms with occasional gifts, meals, tickets, or other compensation as an incentive for them to market the Underlying Funds when offering or distribution the Contract and to cooperate with their promotional efforts for the Underlying Funds.
For details about the compensation payments the Company makes in connection with the sale of the Contract, see “Sale of the Contract.”
Total Payments. Currently, the Company and its affiliates, including SDL, receive payments from the Underlying Funds, their advisers, sub-advisers, and distributors, or affiliates thereof in the form of 12b-1 fees and/or other payments described above that range in total from a minimum of 0.25% to a maximum of 0.60% of the average net assets of the Contract (and certain other variable insurance contracts issued or administered by the Company (or its affiliates)) invested in the Underlying Funds. This does not include the arrangements with certain of the investment advisers, sub-advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds in which the payment is not based on the average net assets of the Contract invested in an Underlying Fund.
Selection of Underlying Funds. The Company selects the Underlying Funds offered through the Contract based on several criteria, including asset class coverage, the strength of the investment adviser’s (or sub-adviser’s) reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor the Company considers during the selection process is whether the Underlying Fund, its adviser, its sub-adviser, or an affiliate will make payments to the Company or its affiliates, as described above. These payment arrangements may create an incentive for us to select funds that pay us higher amounts. The Company also considers whether the Underlying Fund’s adviser is one of its affiliates, and whether the Underlying Fund, its adviser, sub-adviser, or distributor (or an affiliate) can provide marketing and distribution support for sale of the Contract. The Company reviews each Underlying Fund periodically after it is selected. Upon review, the Company may remove an Underlying Fund or restrict allocation of additional Purchase Payments and/or transfers of Contract Value to an Underlying Fund if it determines the Underlying Fund no longer meets one or more of the criteria and/or if the Underlying Fund has not attracted significant assets. The Company does not recommend or endorse any particular Underlying Fund, and does not provide investment advice.
Services and Administration — The Company has primary responsibility for all administration of the Contracts and the Separate Account. The Company has entered into an administrative services agreement with SE2, LLC. (“SE2”), 5801 SW 6th Avenue, Topeka, Kansas 66636, whereby SE2 provides certain business process outsourcing services with respect to the Contracts. SE2 may engage other service providers to provide certain administrative functions. SE2 is an affiliate of the Company.
Charges and Deductions

Transaction Expenses
Contingent Deferred Sales Charge  — We also refer to this charge as the surrender charge, sales charge, or withdrawal charge in this Prospectus. The Company does not deduct sales charges from Purchase Payments before crediting them to your Contract Value. However, except as set forth below, the Company may assess a contingent deferred sales charge (which may also be referred to as a “withdrawal charge”) on a full or partial withdrawal, including systematic withdrawals, depending on how long your Purchase Payments have been held under the Contract. Purchase Payments include any Bonus Credits for purposes of assessing the withdrawal charge. As such, any Bonus Credits are subject to withdrawal charges on the same basis as Purchase Payments in the event of a full or partial withdrawal of any such Bonus Credits. Purchase Payments do not include Credit Enhancements for the purpose of assessing the withdrawal charge.

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The Company will waive the withdrawal charge on withdrawals to the extent that total withdrawals in a Contract Year, including systematic withdrawals, do not exceed the free withdrawal amount. The free withdrawal amount is equal in the first Contract Year, to 10% of Purchase Payments, excluding any Credit Enhancements and/or Bonus Credits, made during the year and for any subsequent Contract Year, to 10% of Contract Value as of the first Valuation Date of that Contract Year.
The withdrawal charge applies to the portion of any withdrawal consisting of Purchase Payments and/or Bonus Credits that exceeds the free withdrawal amount. The withdrawal charge does not apply to withdrawals of earnings.  Withdrawals are considered to come first from Purchase Payments, then Bonus Credits in the order they were received and then from earnings. Free withdrawal amounts do not reduce Purchase Payments or Bonus Credits for the purpose of determining future withdrawal charges. Also, under the Guaranteed Lifetime Withdrawal Benefit, Guaranteed Minimum Withdrawal Benefit and Total Protection Riders, withdrawals of up to the Annual Withdrawal Amount are not subject to a withdrawal charge but reduce the free withdrawal amount otherwise available in that Contract Year.
The amount of the charge will depend on how long your Purchase Payments and/or Bonus Credits have been held under the Contract. Each Purchase Payment and Bonus Credit is considered to have a certain “age,” depending on the length of time since the Purchase Payment or Bonus Credit was effective. A Purchase Payment or Bonus Credit is “age one” in the year beginning on the date the Purchase Payment or Bonus Credit is applied by the Company and increases in age each year thereafter. The withdrawal charge is calculated according to the following schedule:
Purchase Payment or Bonus Credit Age (in years)	Withdrawal Charge
1	7%
2	7%
3	6%
4	5%
5	4%
6	3%
7	2%
8 and over	0%

The Company will deduct the withdrawal charge from your withdrawal payment, unless you request that the charge be deducted from remaining Contract Value and provided there is sufficient Contract Value available. If we deduct the withdrawal charge from your remaining Contract Value, the withdrawal charge is also subject to a withdrawal charge.
Example of Withdrawal Charge Deducted from Withdrawal Payment and Deducted from Remaining Contract Value . Assume:
(i)	A withdrawal of $20,000 is requested in Contract Year 2
(ii)	The remaining free withdrawal amount in Contract Year 2 is $10,000
If the Owner requests that the withdrawal charge be deducted from the withdrawal payment, the withdrawal charge would be $700, calculated as follows:
(Withdrawal Amount – Remaining Free Withdrawal Amount) x Withdrawal Charge % =
($20,000 - $10,000) x 7% = $700
The $700 withdrawal charge is deducted from the withdrawal payment before the Company sends it to the Owner. The Contract Value decreases by $20,000 and the Owner receives a total payment of $19,300 ($20,000 - $700).
If the Owner requests that the withdrawal charge be deducted from the remaining Contract Value, the withdrawal charge would be $752.69, calculated as follows:

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(Withdrawal Amount - Remaining Free Withdrawal Amount)   x      Withdrawal Charge %      =
        1 – Withdrawal Charge %
($20,000 - $10,000) x (7% / (1 - 7%)) =
$10,000 x (7% / 93%) =
$10,000 x 7.5269% = $752.69
The $752.69 withdrawal charge is deducted from the Contract Value. The Contract Value decreases by $20,752.69 ($20,000 + $752.69) and the Owner receives a total payment of $20,000.
In no event will the amount of any withdrawal charge, when added to such charge previously assessed against any amount withdrawn from the Contract, exceed 7% of Purchase Payments and Bonus Credits paid under the Contract. In addition, no withdrawal charge will be imposed upon: (1) payment of death benefit proceeds; or (2) Annuity Options that provide for payments for life, or a period of at least seven years. The Company will assess the withdrawal charge against the Subaccounts and the Fixed Account in the same proportion as the withdrawal proceeds are allocated.
The withdrawal charge is designed to reimburse the Company for costs and other expenses associated with the promotion and sales of the Contract, such as paying sales commissions to broker-dealers. It is expected that actual expenses will be greater than the amount of the withdrawal charge. To the extent that all sales expenses are not recovered from the charge, such expenses may be recovered from other charges, including amounts derived indirectly from the charge for mortality and expense risk.
Premium Tax Charge  — Various states and municipalities impose a tax on premiums on annuity contracts received by insurance companies. Whether or not a premium tax is imposed will depend upon, among other things, the Owner’s state of residence, the Annuitant’s state of residence, and the insurance tax laws and the Company’s status in a particular state. The Company assesses a premium tax charge to reimburse itself for premium taxes that it incurs in connection with a Contract. The Company deducts this charge when due, typically upon the Annuity Start Date or payment of a Purchase Payment. The Company may deduct premium tax upon a full or partial withdrawal (including a systematic withdrawal or withdrawal made to pay the fees of your investment adviser) if a premium tax has been incurred and is not refundable. Currently, in Maine, South Dakota and Wyoming the Company deducts the premium tax from Purchase Payments applied to a Non‑Qualified Contract. Those amounts are currently 2.00%, 1.25% and 1.00%, respectively. Partial withdrawals, including systematic withdrawals, may be subject to a premium tax charge if a premium tax is incurred on the withdrawal by the Company and is not refundable. The Company reserves the right to deduct premium taxes when due or any time thereafter. Premium tax rates currently range from 0% to 3.5%, but are subject to change by a governmental entity.
Deduction of Advisory Fees  — You may enter into a separate investment advisory agreement with an investment adviser that provides asset allocation services in connection with your Contract. We are not affiliated with those investment advisers, and we do not supervise or perform due diligence on investment advisers who may provide such asset allocation services. By entering into an agreement with the investment adviser for asset allocation services and executing the Company's investment adviser authorization form, you authorize the investment adviser to allocate your Contract Value among certain Subaccounts and make changes in your allocations from time to time, and you may authorize us to deduct amounts from your Contract Value to pay the investment adviser's fee in the amounts and at the times directed by the investment adviser in writing. You may terminate your investment adviser authorization at any time by sending written and signed notice of termination to our Administrative Office or submitting an electronic notice of termination to AAWF-NF@securitybenefit.com .
We will treat each deduction as a partial withdrawal from your Contract. However, no surrender charges will apply to such deductions, and the deductions will not count toward the annual free withdrawal amount. The Company will deduct the amount of the withdrawal from the Contract Value in the Subaccounts and the Fixed account, according to the Owner’s or authorized investment adviser’s instructions to the Company. If you do not specify the allocation, the Company will deduct the withdrawal in the same proportion that Contract Value is allocated among the Subaccounts and the Fixed Account. The investment advisory fee is paid to the investment adviser and is not a Contract charge retained by us. For Non-Qualified Contracts, all or a portion of the charges

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deducted from your Contract Value to pay the investment adviser's fees may be subject to federal and state income tax and a 10% federal penalty tax.
The investment advisory fee is described more fully in the disclosure statement provided by the investment adviser. You should consult with your representative for details regarding the investment advisory services, including fees and expenses. A tax-free partial exchange may become taxable if an advisory fee is paid from your Contract Value within 180 days of the partial exchange. Consult your tax adviser for advice concerning tax-free partial exchanges.
Withdrawals from your Contract Value to pay advisory fees will reduce the death benefits and other guaranteed benefits under the Contract, perhaps significantly. Withdrawals will not reduce benefits under the GLWB Rider, as long as the following conditions are met: (1) the withdrawals are the only amount withdrawn in that Contract Year; (2) the withdrawals are for the purpose of paying fees to a registered investment adviser for services rendered to the Owner in connection with the Contract; (3) we are making payment(s) to the registered investment adviser from such withdrawals on behalf of the Owner; and the withdrawals do not exceed: (a) in the first Contract Year, 2.0% of Purchase Payments (including any Credit Enhancement and/or Bonus Credit), and (b) for all other Contract Years, 2.0% of your Contract Value as of the beginning of the Contract Year. However, the deduction of advisory fees from your Contract Value will reduce the Contract Value, which could reduce the potential for increases to the benefits under the GLWB Rider. See “Death Benefit” for an example of how withdrawals to pay advisory fees impact the Contract Value and standard death benefit.
Annual Contract Expenses
Base Contract Expenses
Mortality and Expense Risk Charge  — The Company deducts a charge for mortality and expense risks assumed by the Company under the Contract. The Company deducts a daily minimum charge equal to 0.60%, on an annual basis, of each Subaccount’s average daily net assets. If you are subject to mortality and expense risk charge above the minimum charge, the Company deducts the excess amount from your Contract Value on a monthly basis. The mortality and expense risk charge amount is determined each month by reference to the amount of your Contract Value at the time the charge is deducted, as set forth in the table below.
Contract Value	Annual Mortality and Expense Risk Charge
Less than $25,000	0.85%
At least $25,000 but less than $100,000	0.70%
$100,000 or more	0.60%

During the Annuity Period, the mortality and expense risk charge is as follows:
Annuity Option	Annual Mortality and Expense Risk Charge
Annuity Options 5 & 6	See table immediately above.
Annuity Options 1-4, 7 & 8	1.25%

The expense risk is the risk that the Company’s actual expenses in issuing and administering the Contracts and operating the Subaccounts will be more than the charges assessed for such expenses. The mortality risk borne by the Company is the risk that Annuitants, as a group, will live longer than the Company’s actuarial tables predict. In this event, the Company guarantees that annuity payments will not be affected by a change in mortality experience that results in the payment of greater annuity income than assumed under the Annuity Options in the Contract. The Company also assumes a mortality risk in connection with the death benefit under the Contract (i.e., for deaths occurring sooner than the Company’s actuarial tables predict).
The Company may ultimately realize a profit from this charge to the extent it is not needed to cover mortality and administrative expenses, but the Company may realize a loss to the extent the charge is not sufficient. The Company may use any profit derived from this charge for any lawful purpose, including distribution expenses. See “Determination of Contract Value” for more information about how the Company deducts the mortality and expense risk charge.

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Administration Charge  — The Company deducts a daily administration charge equal to an annual rate of 0.15% of each Subaccount’s average daily net assets. The purpose of this charge is to compensate the Company for the expenses associated with administration of the Contracts and operation of the Subaccounts.
The Company assesses the administration charge in order to facilitate making certain Underlying Funds available as investment options under the Contract. The Company applies the fee on all Subaccounts, but may impose a higher fee on Subaccounts that we add in the future that invest in Underlying Funds that do not provide the Company or its affiliates with the amount of revenue it requires in order for it to meet its revenue targets. See "Certain Payments the Company and its Affiliates Receive With Regard to the Underlying Funds" for more information on payments the Company and its affiliates may receive from the Underlying Funds and their affiliates. These payments can be used for any corporate purpose, including payment of expenses that the Company and its affiliates incur in promoting, marketing, and administering the Contract and, in the Company’s role as intermediary, the Underlying Funds. The Company may profit from the administration charge, and may use any profit derived from this fee for any lawful purpose, including distribution expenses.
Administrative Expenses
Account Administration Charge  — The Company deducts an account administration charge of $30.00 from Contract Value at each Contract Anniversary. The Company will waive the charge if your Contract Value is $50,000 or more on the date the charge is to be deducted. The Company will deduct a pro rata account administration charge (1) upon a full withdrawal; (2) upon the Annuity Start Date if one of the Annuity Options 1 through 4, 7 or 8 is chosen; and (3) upon payment of a death benefit. This charge is not deducted during the Annuity Period if one of the Annuity Options 1 through 4, 7 or 8 is chosen. The purpose of the charge is to compensate the Company for the expenses associated with administration of the Contract.
Loan Interest Charge  — The Company charges an effective annual interest rate on a loan that will never be greater than an amount equal 5.16% plus the total charges for riders you have selected. The Company also will credit the amount in the Loan Account with an effective annual interest rate equal to 3.0%. The net cost of a loan is the interest rate charged by the Company less the interest rate credited.
Other Charges  — The Company may charge the Separate Account or the Subaccounts for the federal, state, or local taxes incurred by the Company that are attributable to the Separate Account or the Subaccounts, or to the operations of the Company with respect to the Contract, or that are attributable to payment of premiums or acquisition costs under the Contract. No such charge is currently assessed. See “Tax Status of Security Benefit and the Separate Account” and “Charge for Security Benefit Taxes.”
Variations in Charges  — The Company may reduce or waive the amount of the contingent deferred sales charge and certain other charges for a Contract where the expenses associated with the sale of the Contract or the administrative and maintenance costs associated with the Contract are reduced for reasons such as the amount of the initial Purchase Payment or projected Purchase Payments or the Contract is sold in connection with a group or sponsored arrangement.
Optional Rider Charges  — In addition to the charges and deductions discussed above, you may purchase certain optional riders under the Contract. The Company makes each rider available only at issue.
The Company deducts a monthly charge from Contract Value for any riders elected by the Owner. The Company will deduct the monthly rider charge from Contract Value beginning on the Contract Date and ending on the Annuity Start Date if you elect one of Annuity Options 1 through 4, 7 or 8. If you elect Annuity Option 5 or 6, the Company  will deduct the monthly rider charge for the life of the Contract if you purchase the Waiver of Withdrawal Charge Rider or the 0-Year or 4-Year Alternate Withdrawal Charge Rider. Thus, the Company may deduct certain rider charges during periods where no benefits are provided or payable. The charge for the Extra Credit Rider, however, is deducted only during the seven-year period beginning on the Contract Date , and the charge for the Guaranteed Lifetime Withdrawal Benefit Rider is deducted until the earlier of termination of the rider or the date the Contract Value is reduced to zero. The amount of each rider charge is equal to a percentage, on an annual basis, of your Contract Value. Each rider and its charge are listed below. (You may not select riders with total charges in excess of 2.00% of Contract Value, for riders elected prior to February 1, 2010.)

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As noted in the table, certain riders are no longer available for purchase. For more information on these riders, please see Appendix B – Riders No Longer Available – Available for Purchase Only Prior to February 1, 2010 and Appendix C – Automatic Bonus Credit Rider.
Optional Rider Expenses (as a percentage of Contract Value)
	Annual Rider Charge
	Current	Maximum
Riders Available For Purchase With The Contract
Annual Stepped Up Death Benefit	0.20%
4% Extra Credit [1]	0.55%
Waiver of Withdrawal Charge*	0.05%
Alternate Withdrawal Charge (0-Year)*	0.70%
Alternate Withdrawal Charge (4-Year) [2] *	0.60% [3]
Riders No Longer Available – Available For Purchase ONLY Prior To February 1, 2010
Guaranteed Lifetime Withdrawal Benefit (One Covered Person)	0.85% [4]
Guaranteed Lifetime Withdrawal Benefit (Two Covered Person)	1.25% [4]
3% Guaranteed Minimum Income Benefit	0.15%
5% Guaranteed Minimum Income Benefit	0.30%
6% Dollar for Dollar Guaranteed Minimum Income Benefit	0.60%
3% Guaranteed Growth Death Benefit	0.10%
5% Guaranteed Growth Death Benefit	0.20%
6% Guaranteed Growth Death Benefit [5]	0.25%
7% Guaranteed Growth Death Benefit [5]	0.30%
Combined Annual Stepped Up and Guaranteed Growth Death Benefit	0.25%
Enhanced Death Benefit	0.25%
Combined Enhanced and Annual Stepped Up Death Benefit	0.35%
Combined Enhanced and Guaranteed Growth Death Benefit	0.35%
Combined Enhanced, Annual Stepped Up and Guaranteed Growth Death Benefit	0.40%
6% Dollar for Dollar Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit	0.85%
Guaranteed Minimum Withdrawal Benefit [6]	0.45%	1.10%
Total Protection [7]	0.85%	1.45%

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Optional Rider Expenses (as a percentage of Contract Value)
Annual Rider Charge
Current	Maximum
3% Extra Credit [1]	0.40%
5% Extra Credit [1]	0.70%
*   Charges for these riders will continue after the Annuity Start Date if you select Annuity Option 5 or 6.
1   The Company will deduct the charge for this rider during the seven-year period beginning on the Contract Date.
2   If the 4-Year Alternate Withdrawal Charge Rider has not been approved in a state, a 3-Year Alternate Withdrawal Charge Rider is available for a charge of 0.40%. See “Alternate Withdrawal Charge.”
3   The charge for the 4-year Alternate Withdrawal Charge Rider is 0.60% if the Company issues your rider on or after January 1, 2005. However, if the Company issued your rider prior to that date, the charge is 0.55%.
4   The Company will deduct the charge for this rider until the earlier of termination of the rider or the date your Contract Value is reduced to zero.
5   Not available to Texas residents.
6   The Company may increase the rider charge for the Guaranteed Minimum Withdrawal Benefit Rider only if you elect a reset; the Company guarantees the rider charge upon reset will not exceed 1.10% on an annual basis. Please see the discussion under “Guaranteed Minimum Withdrawal Benefit” in Appendix B – Riders No Longer Available – Available for Purchase Only Prior to February 1, 2010. The current charge for the rider is used in calculating the maximum rider charge of 2.00% of Contract Value for riders elected prior to February 1, 2010 (1.00% for Contracts issued prior to June 19, 2006 with a 0‑Year Alternate Withdrawal Charge Rider).
7   The Company may increase the rider charge for the Total Protection Rider only if you elect a reset; the Company guarantees the rider charge upon reset will not exceed 1.45% on an annual basis. Please see the discussion under “Total Protection” in Appendix B – Riders No Longer Available – Available for Purchase Only Prior to February 1, 2010. The current charge for the rider is used in calculating the maximum rider charge of 2.00% of Contract Value for riders elected prior to February 1, 2010 (1.00% for Contracts issued prior to June 19, 2006 with a 0‑Year Alternate Withdrawal Charge Rider).

Guarantee of Certain Charges  — The Company guarantees that: (1) the charge for mortality and expense risks will not exceed an annual rate of 0.85% (1.25% during the Annuity Period) of each Subaccount’s average daily net assets; (2) the administration charge will not exceed an annual rate of 0.15% of each Subaccount’s average daily net assets; and (3) the account administration charge will not exceed $30 per year.
Underlying Fund Expenses  — Each Subaccount of the Separate Account purchases shares at the net asset value of the corresponding Underlying Fund. Each Underlying Fund’s net asset value reflects the investment advisory fee and other expenses that are deducted from the assets of the Underlying Fund. These fees and expenses are not deducted from the Subaccounts, but are paid from the assets of the corresponding Underlying Fund. As a result, the Owner indirectly bears a pro rata portion of such fees and expenses. The advisory fees and other expenses, if any, which are more fully described in each Underlying Fund’s prospectus, are not specified or fixed under the terms of the Contract, and may vary from year to year.
The Contract

General — The Company issues the Contract offered by this Prospectus. It is a flexible purchase payment deferred variable annuity. To the extent that you allocate all or a portion of your Purchase Payments to the Subaccounts, the Contract is significantly different from a fixed annuity contract in that it is the Owner under a Contract who assumes the risk of investment gain or loss rather than the Company. When you are ready to begin receiving annuity payments, the Contract provides several Annuity Options under which the Company will pay periodic annuity payments on a variable basis, a fixed basis or both, beginning on the Annuity Start Date. The amount that will be available for annuity payments will depend on the investment performance of the Subaccounts to which you have allocated Purchase Payments and the amount of interest credited on Contract Value that you have allocated to the Fixed Account.
The Contract is available for purchase by an individual as a non‑tax qualified contract (“Non‑Qualified Contract”). The Contract is also eligible for purchase in connection with certain tax qualified retirement plans that meet the requirements of Section 402A, 403(b), 408, or 408A of the Internal Revenue Code (“Qualified Plan”). Certain federal tax advantages are currently available to retirement plans that qualify as (1) annuity purchase plans of public school

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systems and certain tax-exempt organizations under Section 403(b), or (2) traditional and Roth individual retirement accounts or annuities, including traditional IRAs established by an employer under a simplified employee pension plan or a SIMPLE IRA plan, under Section 408. Joint Owners are permitted only on a Contract issued pursuant to a Non‑Qualified Contract. If you are purchasing the Contract as an investment vehicle for a Section 402A, 403(b), 408, or 408A Qualified Plan, you should consider that the Contract does not provide any additional tax advantages beyond those already available through the Qualified Plan. However, the Contract does offer features and benefits in addition to providing tax deferral that other investments may not offer, including death benefit protection for your beneficiaries and annuity options which guarantee income for life. You should consult with your financial professional as to whether the overall benefits and costs of the Contract are appropriate considering your circumstances.
Note that for Contracts issued to Massachusetts residents on or after January 1, 2009, a unisex Massachusetts approved Contract will be issued without regard to where the application was signed.
Important Information About Your Benefits Under the Contract — The benefits under the Contract are paid by us from our General Account assets and/or your Contract Value held in the Separate Account. It is important that you understand that payment of benefits from the Separate Account is not guaranteed and depends upon certain factors discussed below.
Assets in the Separate Account. Your Contract permits you to allocate Purchase Payments and Contract Value to various Subaccounts. You bear all of the investment risk for allocations to the Subaccounts. Your Contract Value in the Subaccounts is part of the assets of the Separate Account. These assets are segregated and cannot be charged with liabilities arising from any other business that we may conduct.
Assets in the General Account. Your Contract may permit you to allocate Purchase Payments and Contract Value to the Fixed Account. Amounts allocated to the Fixed Account, plus any guarantees under the Contract that exceed your Contract Value (such as those associated with the guaranteed death benefit and any enhanced death benefits provided by rider, a guaranteed minimum withdrawal benefit rider, or a guaranteed minimum income benefit rider), are paid from our General Account. We issue other types of insurance policies and financial products as well, and we pay our obligations under these products from our assets in the General Account.
Any amounts that we are obligated to pay under the Contract from the General Account are subject to our financial strength and claims-paying ability. An insurance company’s financial strength and claims–paying ability may be affected by, among other factors, adverse market developments. Adverse market developments may result in, among other things, realized losses on General Account investments, unrealized losses on such investments (which may or may not result in accounting impairments), increased reserve requirements, and a reduction of capital both absolutely and relative to minimum, regulatory required capital (some of which are cash items and some of which are non-cash items). Adverse market developments are an inherent risk to our, and any insurer’s, General Account.
Application for a Contract — If you wish to purchase a Contract, you may submit an application and an initial Purchase Payment to the Company, as well as any other form or information that the Company may require. The Company reserves the right to reject an application or Purchase Payment for any reason, subject to the Company’s underwriting standards and guidelines and any applicable state or federal law relating to nondiscrimination.
The maximum age of an Owner or Annuitant for which a Contract will be issued is age 90. If there are Joint Owners or Annuitants, the maximum issue age will be determined by reference to the older Owner or Annuitant.
Purchase Payments  — The minimum initial Purchase Payment for the purchase of a Contract is $10,000. Thereafter, you may choose the amount and frequency of Purchase Payments, except that the minimum subsequent Purchase Payment is $500. The minimum subsequent Purchase Payment if you elect an Automatic Investment Program is $50. The Company may reduce the minimum Purchase Payment requirement under certain circumstances. The Company will not accept without prior Company approval aggregate Purchase Payments in an amount that exceeds $1,000,000 under any variable annuity contract(s) issued by the Company for which you are an Owner and/or Joint Owner. The Company has the right to refuse any Purchase Payment.
The Company will apply the initial Purchase Payment not later than the end of the second Valuation Date after the Valuation Date it is received by the Company, in good order. In this regard “good order” means that the Purchase Payment is preceded or accompanied by an application that contains sufficient information to establish an account and properly credit such Purchase Payment. The application form will be provided by the Company. If you submit your application and/or initial Purchase Payment to your registered representative, the Company will not begin

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processing the application and the initial Purchase Payment until the Company receives them from your representative’s broker-dealer.
Sometimes the Purchase Payment is not preceded by or accompanied by a complete application. The application includes your affirmative consent permitting the Company to hold your initial Purchase Payment beyond five Valuation Dates in its effort to complete your application. If your application is incomplete, and the Company is unable to resolve the problem within five Valuation Dates, the Company will notify you of the reasons for the delay. If you affirmatively revoke the consent given with your application to hold your initial Purchase Payment pending resolution of the problem, we will return your Purchase Payment. Otherwise, the Purchase Payment will be applied not later than the second Valuation Date after the Valuation Date the problem is resolved.
The Company will credit subsequent Purchase Payments as of the end of the Valuation Period in which they are received by the Company; however, subsequent Purchase Payments received at or after close of a Valuation Date (normally 3:00 p.m. Central time) will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Cut-Off Times.” In addition, any such Purchase Payment will not be processed until it is in good order. In this regard, “good order” means that the Purchase Payment is preceded or accompanied by sufficient information to properly credit such Purchase Payment. Purchase Payments after the initial Purchase Payment may be made at any time prior to the Annuity Start Date, so long as the Owner is living. Subsequent Purchase Payments under a Qualified Plan may be limited by the terms of the plan and provisions of the Internal Revenue Code. Subsequent Purchase Payments may be paid under an Automatic Investment Program. The initial Purchase Payment required must be paid before the Company will accept the Automatic Investment Program. If you submit a subsequent Purchase Payment to your registered representative, the Company will not begin processing the Purchase Payment until the Company receives it from your representative’s broker-dealer.
If mandated under applicable law, the Company may be required to reject a Purchase Payment. The Company also may be required to provide additional information about an Owner’s account to government regulators. In addition, the Company may be required to block an Owner’s account and thereby refuse to pay any request for transfers, full or partial withdrawals (including systematic withdrawals), or death benefits until instructions are received from the appropriate regulator.
  If you purchased the Guaranteed Lifetime Withdrawal Benefit Rider, we reserve the right to refuse to accept subsequent Purchase Payments, and/or limit the amount of any subsequent Purchase Payments that we do accept, following the Rider Start Date. If we exercise our right to refuse to accept subsequent Purchase Payments, your Benefit Step-up Base and Benefit Roll-up Base may not be increased by making additional Purchase Payments. In turn, you will be unable to increase your Annual Amount through subsequent Purchase Payments.
Allocation of Purchase Payments  — In an application for a Contract, you select the Subaccounts or the Fixed Account to which Purchase Payments will be allocated. Purchase Payments will be allocated according to your instructions contained in the application or more recent instructions received, if any, except that no Purchase Payment allocation is permitted that would result in less than $25.00 per payment being allocated to any one Subaccount or the Fixed Account. The allocations must be a whole dollar amount or a whole percentage. Available allocation alternatives include the Subaccounts and the Fixed Account; provided that the Fixed Account is available under your Contract.
You may change the Purchase Payment allocation instructions by submitting a proper written request to the Company’s Administrative Office. A proper change in allocation instructions will be effective upon receipt by the Company at its Administrative Office and will continue in effect until you submit a change in instructions to the Company. You may make changes in your Purchase Payment allocation and changes to an existing Dollar Cost Averaging or Asset Reallocation Option (each, an “Automatic Allocation Program”) by telephone provided the proper form is properly completed, signed, and received by the Company. Changes in the allocation of future Purchase Payments have no effect on existing Contract Value. You may, however, transfer Contract Value among the Subaccounts and the Fixed Account in the manner described in “Transfers of Contract Value.”
Fund Liquidations. If your allocation instructions include a Subaccount that has become no longer available due to a fund liquidation, upon advance notice to you and unless you otherwise instruct us, we will allocate the applicable portion of any subsequent Purchase Payments to the Invesco V.I. Government Money Market Subaccount, and any automatic allocation instructions for scheduled transfers that include a Subaccount that is no longer available due to a fund liquidation will be terminated. If you wish to set up a new Dollar Cost Averaging Option or Asset Reallocation Option (without the Subaccount that is no longer available due to a fund liquidation), you will need to submit a new

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form to us. If you request a transfer of Contract Value to a Subaccount that is no longer available due to a fund liquidation, we will consider your request to not be in good order, and we will not process it. In such cases, we will contact you for further instructions.
Closed Subaccounts. We reserve the right to close Subaccounts. If we close a Subaccount (a “Closed Subaccount”), you may be prevented from allocating Purchase Payments or Contract Value to that Subaccount.
In the event that we receive a request to allocate Purchase Payments or Contract Value to a Closed Subaccount, we will handle that transaction as follows:
New Applications. If we receive an application for a Contract with an allocation to a Closed Subaccount, we will consider the application to be incomplete and we will attempt to contact the applicant to get revised instructions. The Company will hold the Purchase Payment in its General Account and may take up to five Valuation Dates to resolve the problem. If the Company is unable to resolve the problem within five Valuation Dates, the Company will notify the applicant of the reasons for the delay. If the applicant affirmatively revokes the consent given with their application to hold the initial Purchase Payment pending resolution of the problem, we will return the applicant’s Purchase Payment. Otherwise, the Purchase Payment will be applied not later than the second Valuation Date after the Valuation Date the problem is resolved.
Existing Contracts. Except as described immediately below, if we receive a Purchase Payment for an existing Contract with an allocation a Closed Subaccount, we will allocate the applicable portion of the payment to the Invesco V.I. Government Money Market Subaccount (including cases in which an Extra Credit Rider is in effect). If you have automatic allocation instructions designating allocation to a Closed Subaccount pursuant to an Automatic Allocation Program as of the date that a Subaccount is closed, your automatic allocation instructions will be terminated as of the close of business on that date. If you wish to set up a new Dollar Cost Averaging Option or Asset Reallocation Option (without the Closed Subaccount), you will need to submit a new form to our Administrative Office. If you request a transfer of Contract Value to a Closed Subaccount, we will consider your request to not be in good order, and we will not process it. In such cases, we will contact you for further instructions.
Notwithstanding the foregoing, if you had Contract Value allocated to the American Century VP Mid Cap Value Subaccount on May 1, 2015, your Contract Value will remain invested in that Subaccount and you may continue to allocate Purchase Payments or transfer Contract Value to or from that Subaccount, subject to transfer restrictions. Automatic allocation instructions involving the American Century VP Mid Cap Value Subaccount pursuant to an Automatic Allocation Program will remain in effect.
Dollar Cost Averaging Option  — For no additional charge, prior to the Annuity Start Date, you may dollar cost average your Contract Value by authorizing the Company to make periodic transfers of Contract Value from any one Subaccount to one or more of the other Subaccounts. Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities gets averaged over time and possibly over various market cycles. The option will result in the transfer of Contract Value from one Subaccount to one or more of the other Subaccounts. Amounts transferred under this option will be credited at the price of the Subaccount as of the end of the Valuation Dates on which the transfers are effected. Since the price of a Subaccount’s Accumulation Units will vary, the amounts transferred to a Subaccount will result in the crediting of a greater number of units when the price is low and a lesser number of units when the price is high. Similarly, the amounts transferred from a Subaccount will result in a debiting of a greater number of units when the price is low and a lesser number of units when the price is high. Dollar cost averaging does not guarantee profits, nor does it assure that you will not have losses.
A Dollar Cost Averaging form is available upon request. On the form, you must designate whether Contract Value is to be transferred on the basis of a specific dollar amount, a fixed period or earnings only, the Subaccount or Subaccounts to and from which the transfers will be made, the desired frequency of the transfers, which may be on a monthly, quarterly, semiannual or annual basis, and the length of time during which the transfers shall continue or the total amount to be transferred over time. The minimum amount that may be transferred to any one Subaccount is $25.00. The Company does not require that transfers be continued over any minimum period of time, although typically dollar cost averaging would extend over a period of at least one year.
After the Company has received a Dollar Cost Averaging request in proper form at its Administrative Office, the Company will transfer Contract Value in the amounts you designate from the Subaccount from which transfers are to be made to the Subaccount or Subaccounts you have chosen. The Company will effect each transfer on the date you specify or if no date is specified, on the monthly, quarterly, semiannual or annual anniversary, whichever corresponds

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to the period selected, of the date of receipt at the Administrative Office of a Dollar Cost Averaging request in proper form. Transfers will be made until the total amount elected has been transferred, or until Contract Value in the Subaccount from which transfers are made has been depleted. Amounts periodically transferred under this option are not included in the 14 transfers per Contract Year that are allowed as discussed under “Transfers of Contract Value.”
You may make changes to the option by writing to the Company’s Administrative Office or by telephone provided the proper form is completed, signed, and received by the Company. You may instruct the Company at any time to terminate the option by written request to the Company’s Administrative Office. In that event, the Contract Value in the Subaccount from which transfers were being made that has not been transferred will remain in that Subaccount unless you instruct us otherwise. If you wish to continue transferring on a dollar cost averaging basis after the expiration of the applicable period, the total amount elected has been transferred, or the Subaccount has been depleted, or after the Dollar Cost Averaging Option has been canceled, a new Dollar Cost Averaging form must be completed and sent to the Administrative Office. The Company requires that you wait at least a month if transfers were made on a monthly basis, a quarter if transfers were made on a quarterly basis, six months if transfers were made on a semiannual basis, or one year if transfers were made on an annual basis, before reinstating Dollar Cost Averaging after it has been terminated for any reason. The Company may discontinue, modify, or suspend the Dollar Cost Averaging Option at any time. The Company does not currently charge a fee for this option. If you elect the Dollar Cost Averaging Option, you may also elect the Asset Reallocation Option.
If the Fixed Account is available under your Contract, you may also dollar cost average Contract Value to or from the Fixed Account, subject to certain restrictions described in “Transfers and Withdrawals from the Fixed Account.”
Asset Reallocation Option  — For no additional charge, prior to the Annuity Start Date, you may authorize the Company to automatically transfer Contract Value on a monthly, quarterly, semiannual or annual basis to maintain a particular percentage allocation among the Subaccounts. The Contract Value allocated to each Subaccount will grow or decline in value at different rates during the selected period, and Asset Reallocation automatically reallocates the Contract Value in the Subaccounts to the allocation you selected on a monthly, quarterly, semiannual or annual basis, as you select. Asset Reallocation is intended to transfer Contract Value from those Subaccounts that have increased in value to those Subaccounts that have declined in value. Over time, this method of investing may help you buy low and sell high. This investment method does not guarantee profits, nor does it assure that you will not have losses.
To elect this option an Asset Reallocation request in proper form must be received by the Company at its Administrative Office. An Asset Reallocation form is available upon request. On the form, you must indicate the applicable Subaccounts, the applicable time period and the percentage of Contract Value to be allocated to each Subaccount.
Upon receipt of the Asset Reallocation/Dollar Cost Averaging form, the Company will effect a transfer or, in the case of a new Contract, will allocate the initial Purchase Payment among the Subaccounts based upon the percentages that you selected. Thereafter, the Company will transfer Contract Value to maintain that allocation on each monthly, quarterly, semiannual or annual anniversary, as applicable, of the date of the Company’s receipt of the Asset Reallocation request in proper form. The amounts transferred will be credited at the price of the Subaccount as of the end of the Valuation Date on which the transfer is effected. Amounts periodically transferred under this option are not included in the 14 transfers per Contract Year that are allowed as discussed under “Transfers of Contract Value.”
You may make changes to the option by writing to the Company’s Administrative Office or by telephone provided the proper form is completed, signed, and received at the Company’s Administrative Office. You may instruct the Company at any time to terminate this option by written request to the Company’s Administrative Office. In that event, the Contract Value in the Subaccounts that has not been transferred will remain in those Subaccounts regardless of the percentage allocation unless you instruct us otherwise. If you wish to continue Asset Reallocation after it has been canceled, a new Asset Reallocation form must be completed and sent to the Company’s Administrative Office. The Company may discontinue, modify, or suspend, and reserves the right to charge a fee for the Asset Reallocation Option at any time. The Company does not currently charge a fee for this option. If you elect the Asset Reallocation Option, you may also elect the Dollar Cost Averaging Option.
Contract Value allocated to the Fixed Account may be included in the Asset Reallocation option, subject to certain restrictions described in “Transfers and Withdrawals from the Fixed Account.”

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Transfers of Contract Value  — You may transfer Contract Value among the Subaccounts upon proper written request to the Company’s Administrative Office both before and after the Annuity Start Date. You may make transfers (other than transfers pursuant to the Dollar Cost Averaging and Asset Reallocation Options) by telephone if the Electronic Transfer Privilege section of the application or the proper form has been completed, signed and received at the Company’s Administrative Office. The minimum transfer amount is $500, or the amount remaining in a given Subaccount. The minimum transfer amount does not apply to transfers under the Dollar Cost Averaging or Asset Reallocation Options.
The Company generally effects transfers between or from the Subaccounts at their respective Accumulation Unit values as of the close of the Valuation Period during which the transfer request is received; however, transfer requests received at or after the close of Valuation Date (normally 3:00 p.m. Central Time) will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Cut-Off Times.” In addition, a transfer request will not be processed until it is in good order. In this regard, “good order” means that the transfer request is preceded or accompanied by sufficient information to properly execute the transfer.
You may also transfer Contract Value to the Fixed Account, provided that the Fixed Account is available under your Contract. Transfers from the Fixed Account to the Subaccounts are restricted as described in “The Fixed Account.” The Company reserves the right to limit transfers to 14 in a Contract Year, although the Company does not limit the frequency of transfers with regard to the Invesco V.I. Government Money Market Subaccount. In addition, transfers are subject to the frequent trading restrictions described below. The Company will limit your transfers if we determine that you are engaging in a pattern of transfers that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners and Participants with Contract Value allocated to the applicable Subaccount(s) and we believe that suspension of your electronic transfer privileges, as discussed below, does not adequately address your transfer activity. The Company does not assess a transfer fee on transfers.
Frequent Transfer Restrictions. The Contract is not designed for organizations or individuals engaging in a market timing strategy, or making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of an Underlying Fund. These kinds of strategies and transfer activities may disrupt portfolio management of the Underlying Funds in which the Subaccounts invest (such as requiring the Underlying Fund to maintain a high level of cash or causing an Underlying Fund to liquidate investments prematurely to pay withdrawals), hurt Underlying Fund performance, and drive Underlying Fund expenses (such as brokerage and administrative expenses) higher, which are reflected in Underlying Fund performance. In addition, because other insurance companies and/or retirement plans may invest in the Underlying Funds, the risk exists that the Underlying Funds may suffer harm from programmed, frequent, or large transfers among subaccounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants. These risks and costs are borne by all shareholders of an affected Underlying Fund, Owners and Participants with Contract Value allocated to the corresponding Subaccount (as well as their Designated Beneficiaries and Annuitants) and long-term investors who do not generate these costs.
The Company has in place policies and procedures designed to restrict transfers if we determine that you are engaging in a pattern of transfers that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners and Participants with Contract Value allocated to the applicable Subaccount (regardless of the number of previous transfers the Owner or Participant has made during the Contract Year). In making this determination, we monitor transfers among the Subaccounts and consider, among other things, the following factors:
•	the total dollar amount being transferred;
•	the number of transfers you made within a period of calendar days;
•	transfers to and from (or from and to) the same Subaccount;
•	whether your transfers appear to follow a pattern designed to take advantage of short-term market fluctuations; and
•	whether your transfers appear to be part of a group of transfers made by a third party on behalf of the individual Owners in the group.
There is a risk that some Owners may engage in transfer activity in a manner that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners and Participants, which may have a negative

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impact on such other Owners and Participants. If the Company determines that your transfer patterns among the Subaccounts are disruptive to the Underlying Funds or potentially disadvantageous to Owners and Participants, the Company may send you a letter notifying you that it is prohibiting you from making telephone transfers or other electronic transfers and instead requiring that you submit transfer requests in writing via regular U.S. mail for a disclosed period beginning on the date of the letter.
In addition, if you make a transfer from any of the Subaccounts listed below, then you may not make a transfer to that same Subaccount for a period of calendar days equal to the amount listed in the table below in the column titled “Transfer Block Restriction.” The calendar day after the date of the transfer out of the particular Subaccount is considered day 1 for the purpose of computing the period before a transfer to the same Subaccount may be made. For example, if you transfer money out of the Guggenheim VIF SMid Cap Value Subaccount on April 16, the 30 day restriction begins on April 17 and ends on May 16, which means you could transfer back into the Guggenheim VIF SMid Cap Value Subaccount on May 17. This restriction does not apply to transfers made pursuant to the Dollar Cost Averaging and Asset Reallocation Options.
Subaccount	Transfer Block Restriction (# of Calendar Days)
AB VPS Dynamic Asset Allocation, AB VPS Small/Mid Cap Value	30 days
American Century VP Ultra ® , American Century VP Mid Cap Value, American Century VP Value	30 days
American Funds IS ® Asset Allocation, American Funds IS ® Capital World Bond Fund, American Funds IS ® Global Growth, American Funds IS ® Growth-Income, American Funds IS ® International, American Funds IS ® New World
30 days
BlackRock Equity Dividend V.I., BlackRock Global Allocation V.I. BlackRock High Yield V.I.	30 days
BNY Mellon IP MidCap Stock, BNY Mellon IP Small Cap Stock Index, BNY Mellon IP Technology Growth, BNY Mellon VIF Appreciation	60 days
ClearBridge Variable Aggressive Growth, ClearBridge Variable Small Cap Growth	30 days
Fidelity ® VIP Equity-Income, Fidelity ® VIP Growth & Income, Fidelity ® VIP Growth Opportunities, Fidelity ® VIP High Income, Fidelity ® VIP Overseas	60 days
Franklin Allocation VIP Fund, Franklin Income VIP Fund, Franklin Mutual Global Discovery VIP Fund, Franklin Small Cap Value VIP Fund, Franklin Strategic Income VIP Fund	30 days
Guggenheim VIF All Cap Value, Guggenheim VIF Alpha Opportunity, Guggenheim VIF Floating Rate Strategies, Guggenheim VIF Global Managed Futures Strategy, Guggenheim VIF High Yield, Guggenheim VIF Large Cap Value, Guggenheim VIF Long Short Equity, Guggenheim VIF Managed Asset Allocation, Guggenheim VIF Multi-Hedge Strategies, Guggenheim VIF Small Cap, Guggenheim VIF SMid Cap Value, Guggenheim VIF StylePlus Large Core, Guggenheim VIF StylePlus Large Growth, Guggenheim VIF StylePlus Mid Growth, Guggenheim VIF StylePlus Small Growth, Guggenheim VIF Total Return Bond, Guggenheim VIF World Equity Income
30 days
Invesco V.I. American Value, Invesco V.I. Comstock, Invesco V.I. Core Bond, Invesco V.I. Discovery Mid Cap Growth Fund, Invesco V.I. Equity and Income, Invesco V.I. Global Fund, Invesco V.I. Global Real Estate, Invesco V.I. Government Securities; Invesco V.I. Health Care, Invesco V.I. International Growth, Invesco V.I. Main Street Mid Cap Fund ® , Invesco V.I. Main Street Small Cap Fund ®
30 days
Invesco V.I. Government Money Market	Unlimited
Ivy VIP Asset Strategy	60 days

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Subaccount	Transfer Block Restriction (# of Calendar Days)
Janus Henderson VIT Enterprise, Janus Henderson VIT Research	30 days
JPMorgan Insurance Trust Core Bond Portfolio	30 days
Lord Abbett Series Bond-Debenture VC, Lord Abbett Series Developing Growth VC	30 days
MFS ® VIT II Research International, MFS ® VIT Total Return, MFS ® VIT Utilities	30 days
Morgan Stanley VIF Emerging Markets Equity	30 days
Morningstar Aggressive Growth ETF Asset Allocation Portfolio, Morningstar Balanced ETF Asset Allocation Portfolio, Morningstar Conservative ETF Asset Allocation Portfolio, Morningstar Growth ETF Asset Allocation Portfolio, Morningstar Income and Growth ETF Asset Allocation Portfolio
30 days
Neuberger Berman AMT Sustainable Equity	30 days
PIMCO VIT All Asset, PIMCO VIT CommodityRealReturn Strategy, PIMCO VIT Emerging Markets Bond, PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged), PIMCO VIT Low Duration, PIMCO VIT Real Return, PIMCO VIT Total Return
30 days
Putnam VT Small Cap Value	30 days
Royce Micro-Cap	30 days
T. Rowe Price Health Sciences	30 days
Templeton Developing Markets VIP Fund, Templeton Global Bond VIP Fund	30 days
Western Asset Variable Global High Yield Bond	30 days

In addition to the Company’s own frequent transfer procedures, the Underlying Funds may have adopted their own policies and procedures with respect to frequent transfer of their respective shares, and the Company reserves the right to enforce these policies and procedures. The prospectuses for the Underlying Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures the Company has adopted. In particular, some of the Underlying Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from the Company if, in the judgment of the Underlying Fund’s manager, the Underlying Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected.
  You should be aware that the Company currently may not have the contractual obligation or the operational capacity to apply the Underlying Funds’ frequent transfer policies and procedures. However, under SEC rules, the Company is required to: (1) enter into a written agreement with each Underlying Fund or its principal underwriter that obligates the Company to provide to the Underlying Fund promptly upon request certain information about the trading activity of individual Owners, and (2) execute instructions from the Underlying Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the frequent transfer policies established by the Underlying Fund.
Managers of the Underlying Funds may contact the Company if they believe or suspect that there is market timing or other potentially harmful trading, and, if so, the Company will take appropriate action to protect others. In particular, the Company may, and the Company reserves the right to, reverse a potentially harmful transfer. If the Company reverses a potentially harmful transfer, it will effect such reversal not later than the close of business on the second Valuation Date following the Valuation Date in which the original transfer was effected, and the Company will inform the Owner in writing at his or her address of record.
To the extent permitted by applicable law, the Company also reserves the right to reject a transfer request at any time that the Company is unable to purchase or redeem shares of any of the Underlying Funds because of any refusal or restriction on purchases or redemptions of their shares as a result of the Underlying Fund’s policies and procedures on market timing activities or other potentially abusive transfers. The Company also reserves the right

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to implement, administer, and collect redemption fees imposed by one or more of the Underlying Funds in the future. You should read the prospectuses of the Underlying Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.
In its sole discretion, the Company may revise its market timing procedures at any time without prior notice as the Company deems necessary or appropriate to better detect and deter programmed, frequent, or large transfers that may adversely affect other Owners, Participants, or Underlying Fund shareholders, to comply with state or federal regulatory requirements, or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Company may change its parameters to monitor for factors other than transfer block restrictions. For purposes of applying the parameters used to detect potential market timing and other potentially harmful activity, the Company may aggregate transfers made in two or more Contracts that it believes are connected (for example, two Contracts with the same Owner, or owned by spouses, or owned by different partnerships or corporations that are under common control, etc.).
The Company does not include transfers made pursuant to Dollar Cost Averaging and Asset Reallocation Options in these limitations. The Company may vary its market timing procedures from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others. The Company may not always apply these detection methods to Subaccounts investing in Underlying Funds that, in its judgment, would not be particularly attractive to market timers or otherwise susceptible to harm by frequent transfers.
Contract owners seeking to engage in programmed, frequent, or large transfer activity may deploy a variety of strategies to avoid detection. The Company’s ability to detect and deter such transfer activity is limited by operational systems and technological limitations. Furthermore, the identification of Owners determined to be engaged in transfer activity that may adversely affect other Owners, Participants, or Underlying Fund shareholders involves judgments that are inherently subjective. Accordingly, despite its best efforts, the Company cannot guarantee that its market timing procedures will detect every potential market timer, but the Company applies its market timing procedures consistently to all Owners without special arrangement, waiver, or exception. Because other insurance companies and/or retirement plans may invest in the Underlying Funds, the Company cannot guarantee that the Underlying Funds will not suffer harm from programmed, frequent, or large transfers among subaccounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.
The Company does not limit or restrict transfers to or from the Invesco V.I. Government Money Market Subaccount. As stated above, market timing and frequent transfer activities may disrupt portfolio management of the Underlying Funds, hurt Underlying Fund performance, and drive Underlying Fund expenses higher, which are reflected in Underlying Fund performance.
Because the Company cannot guarantee that it can restrict or deter all harmful transfer activity, Owners bear the risks associated with such activity, including potential disruption of portfolio management of the Underlying Funds and potentially lower Underlying Fund performance and higher Underlying Fund expenses. In addition, there is a risk that the Company will not detect harmful transfer activity on the part of some Owners and, as a result, the Company will inadvertently treat those Owners differently than Owners it does not permit to engage in harmful transfer activity. Moreover, due to the Company’s operational and technological limitations, as well as possible variations in the market timing policies of other insurance companies and/or retirement plans that may also invest in the Underlying Funds, some Owners may be treated differently than others. Consequently, there is a risk that some Owners may be able to engage in market timing while others suffer the adverse effects of such trading activities.
Contract Value  — The Contract Value is the sum of the amounts under the Contract held in each Subaccount and the Fixed Account as well as any amount set aside in the Loan Account to secure loans as of any Valuation Date.
On each Valuation Date, the amount of Contract Value allocated to any particular Subaccount will be adjusted to reflect the investment experience of that Subaccount. See “Determination of Contract Value.” Contract Value allocated to the Subaccounts is not guaranteed by the Company. You bear the entire investment risk relating to the investment performance of Contract Value allocated to the Subaccounts.
Determination of Contract Value  — Your Contract Value will vary depending upon several factors, including
•	Investment performance of the Subaccounts to which you have allocated Contract Value,
•	Interest credited to the Fixed Account,
•	Payment of Purchase Payments,

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•	The amount of any outstanding Contract Debt,
•	Full and partial withdrawals (including systematic withdrawals and withdrawals to pay advisory fees), and
•	Charges assessed in connection with the Contract, including charges for any optional Riders selected.
The amounts allocated to a Subaccount will be invested in shares of the corresponding Underlying Fund. The investment performance of each Subaccount will reflect increases or decreases in the net asset value per share of the corresponding Underlying Fund and any dividends or distributions declared by the Underlying Fund. Any dividends or distributions from any Underlying Fund will be automatically reinvested in shares of the same Underlying Fund, unless the Company, on behalf of the Separate Account, elects otherwise.
Assets in the Subaccounts are divided into Accumulation Units, which are accounting units of measure used to calculate the value of an Owner’s interest in a Subaccount. When you allocate Purchase Payments to a Subaccount, your Contract is credited with Accumulation Units. The number of Accumulation Units to be credited is determined by dividing the dollar amount, including any Credit Enhancements and Bonus Credits, allocated to the particular Subaccount by the price for the Subaccount’s Accumulation Units as of the end of the Valuation Period in which the Purchase Payment is credited.
In addition, other transactions such as loans, full or partial withdrawals (including systematic withdrawals and withdrawals to pay advisory fees), transfers, and assessment of certain charges against the Contract affect the number of Accumulation Units attributable to a Contract. The number of units credited or debited in connection with any such transaction is determined by dividing the dollar amount of such transaction by the price of the Accumulation Unit of the affected Subaccount next determined after receipt of the transaction request (subject to any applicable requirements that the transaction be in good order, as described herein). The price of each Subaccount is determined on each Valuation Date as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 3:00 p.m. Central time. Transactions received at or after that time on any Valuation Date will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Cut-Off Times.” The price of each Subaccount may be determined earlier if trading on the NYSE is restricted or as permitted by the SEC.
The number of Accumulation Units credited to a Contract shall not be changed by any subsequent change in the value of an Accumulation Unit, but the dollar value of an Accumulation Unit may vary from Valuation Date to Valuation Date depending upon the investment experience of the Subaccount and charges against the Subaccount.
The price of each Subaccount’s units initially was $10. The price of a Subaccount on any Valuation Date takes into account the following: (1) the investment performance of the Subaccount, which is based upon the investment performance of the corresponding Underlying Fund, (2) any dividends or distributions paid by the corresponding Underlying Fund, (3) the charges, if any, that may be assessed by the Company for taxes attributable to the operation of the Subaccount, (4) the minimum mortality and expense risk charge under the Contract of 0.60%,(5) the administration charge under the Contract of 0.15%, and (6) the deduction of the Underlying Fund’s fees and expenses.
The minimum mortality and expense risk charge of 0.60% and the administration charge of 0.15% are factored into the Accumulation Unit value or “price” of each Subaccount on each Valuation Date. The Company deducts any mortality and expense risk charge above the minimum charge and the charge for any optional riders (the “Excess Charge”) on a monthly basis. Each Subaccount declares a monthly subaccount adjustment and the Company deducts the Excess Charge from this monthly subaccount adjustment upon its reinvestment in the Subaccount. The Excess Charge is a percentage of your Contract Value allocated to the Subaccount as of the reinvestment date. The monthly subaccount adjustment is paid only for the purpose of collecting the Excess Charge. Assuming that you owe a charge above the minimum mortality and expense risk charge and the administration charge, your Contract Value will be reduced in the amount of your Excess Charge upon reinvestment of the Subaccount’s monthly subaccount adjustment. The Company deducts the Excess Charge only upon reinvestment of the monthly subaccount adjustment and does not assess an Excess Charge upon a full or partial withdrawal from the Contract. The Company reserves the right to compute and deduct the Excess Charge from each Subaccount on each Valuation Date. See the Statement of Additional Information for a more detailed discussion of how the Excess Charge is deducted.
Cut-Off Times  — Any financial transactions involving your Contract, including those submitted by telephone, must be received by us before any announced closing of regular trading on the NYSE (the “cut-off time”) to be processed on the current Valuation Date. The NYSE normally closes at 3:00 p.m. Central time so financial transactions normally

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must be received prior to that time. Financial transactions received at or after the applicable cut-off time will be processed on the following Valuation Date. Financial transactions include loans, transfers, full and partial withdrawals (including systematic withdrawals), death benefit payments, and Purchase Payments.
Full and Partial Withdrawals  — An Owner may make a partial withdrawal of Contract Value, or surrender the Contract for its Withdrawal Value. A full or partial withdrawal, including a systematic withdrawal, may be taken from Contract Value at any time while the Owner is living and before the Annuity Start Date, subject to limitations under the applicable plan for Qualified Plans and applicable law. Withdrawals (other than systematic withdrawals) after the Annuity Start Date are permitted only under Annuity Options 5, 6 and 7 (unless the Owner has elected fixed annuity payments under Option 7). See “Annuity Period” for a discussion of withdrawals after the Annuity Start Date. A full or partial withdrawal request will be effective as of the end of the Valuation Period that it is received by the Company at its Administrative Office; however, if a Withdrawal Request form is received on a Valuation Date at or after the cut-off time, the withdrawal will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Cut-Off Times.” In addition, a withdrawal will not be processed until it is in good order. In this regard, “good order” means that the withdrawal request is accompanied by a properly completed Withdrawal Request form (including the Owner’s signature and the written consent of any effective assignee or irrevocable beneficiary, if applicable).
The proceeds received upon a full withdrawal will be the Contract’s Withdrawal Value. The Withdrawal Value is equal to the Contract Value as of the end of the Valuation Period during which the withdrawal is processed, less any outstanding Contract Debt, any applicable withdrawal charges (if the withdrawal is made from Purchase Payments and/or Bonus Credits that have been held in the Contract for less than seven years), any pro rata account administration charge and any uncollected premium taxes to reimburse the Company for any tax on premiums on a Contract that may be imposed by various states and municipalities. See “Contingent Deferred Sales Charge,” “Account Administration Charge,” and “Premium Tax Charge.” If the Extra Credit Rider is in effect, Contract Value will also be reduced by any Credit Enhancements that have not yet vested. See the discussion of vesting of Credit Enhancements under “Extra Credit.” The Withdrawal Value during the Annuity Period under Option 7 is the present value of future annuity payments commuted at the assumed interest rate, less any applicable withdrawal charges and any uncollected premium taxes.
The Company requires the signature of all Owners on any request for withdrawal. The Company also requires a guarantee of all such signatures to effect the transfer or exchange of all of the Contract, or any part of the Contract in excess of $25,000, for another investment. The signature guarantee must be provided by an eligible guarantor, such as a bank, broker, credit union, and national securities exchange or savings association. Notarization is not an acceptable form of signature guarantee. The Company further requires that any request to transfer or exchange all or part of the Contract for another investment be made upon a transfer form provided by the Company which is available upon request.
A partial withdrawal may be requested for a specified percentage or dollar amount of Contract Value. Each partial withdrawal must be at least $500 except systematic withdrawals discussed below. A request for a partial withdrawal (including systematic withdrawals) will result in a payment by the Company of the amount specified in the partial withdrawal request less any applicable withdrawal charge, any premium tax charge and a percentage of any Credit Enhancements that have not yet vested. Any withdrawal charge on partial withdrawals (including systematic withdrawals) from Purchase Payments and/or Bonus Credits that have been held in the Contract for less than seven years will be deducted from the requested payment amount as will any premium tax charge and a percentage of any Credit Enhancements that have not yet vested. Alternatively, you may request that any withdrawal charge, any premium tax charge and a percentage of any unvested Credit Enhancements, be deducted from your remaining Contract Value, provided there is sufficient Contract Value available. Upon payment, your Contract Value will be reduced by an amount equal to the payment, or if you requested that any withdrawal charges be deducted from your remaining Contract Value, your Contract Value also will be reduced by the amount of any such withdrawal charge, and/or premium tax charge and a percentage of any Credit Enhancements that have not yet vested. See “Premium Tax Charge” and “Extra Credit.” No partial withdrawal will be processed which would result in the withdrawal of Contract Value from the Loan Account.
If a partial withdrawal (other than a systematic withdrawal or a withdrawal made to pay the fees of your investment adviser) is requested after the first Contract Year that would leave the Withdrawal Value in the Contract less than $2,000, the Company reserves the right to terminate the Contract and pay the Contract Value in one sum to the Owner. However, the Company will first notify the Owner that the Contract is subject to termination, and will

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only terminate the Contract if, after 90 days following the date of the notice, the Owner has not made any Purchase Payments to increase the Withdrawal Value to $2,000. No partial withdrawal will be processed which would result in the withdrawal of Contract Value from the Loan Account.
The Company will deduct the amount of a partial withdrawal from the Contract Value in the Subaccounts and the Fixed Account, according to the Owner’s instructions to the Company. If you do not specify the allocation, the Company will deduct the withdrawal in the same proportion that Contract Value is allocated among the Subaccounts and the Fixed Account.
A full or partial withdrawal, including a systematic withdrawal, may result in receipt of taxable income to the Owner and, if made prior to the Owner attaining age 59½, may be subject to a 10% penalty tax. In the case of Contracts issued in connection with retirement plans that meet the requirements of Section 403(b) of the Internal Revenue Code, reference should be made to the terms of the particular Qualified Plan for any limitations or restrictions on withdrawals. If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. For more information, see “Restrictions on Withdrawals from Qualified Plans” and “Restrictions under the Texas Optional Retirement Program.” The tax consequences of a withdrawal under the Contract should be carefully considered. See “Federal Tax Matters.”
Withdrawals to Pay Advisory Fees  — The deduction of advisory fees from your Contract Value is treated as a withdrawal under the Contract. No surrender charges will be assessed on a withdrawal to pay advisory fees and the deduction of advisory fees will not count toward the annual free withdrawal amount. Deductions from your Contract Value to pay advisory fees will reduce death benefits and any guaranteed benefit values, perhaps significantly. Subject to certain conditions, such deductions will not reduce the Guaranteed Lifetime Withdrawal Benefit Rider values. See Appendix B – Riders No Longer Available – Available for Purchase Only Prior to February 1, 2010 and “Charges and Deductions – Deduction of Advisory Fees.” However, such deductions will still result in a reduction in your Contract Value, which could reduce death benefits and reduce the potential for increases in any guaranteed benefits under the Guaranteed Lifetime Withdrawal Benefit Rider. See "Benefits Under the Contract – Optional Riders."
Withdrawals to pay advisory fees may still be treated as withdrawals for tax purposes by the Company and/or the IRS. For Non-Qualified Contracts, all or a portion of the charges deducted from your Contract Value to pay advisory fees to a financial intermediary may be subject to federal and state income taxes and a 10% federal penalty tax. A tax-free partial exchange may become taxable if an advisory fee is paid from your Contract Value within 180 days of the partial exchange. Consult your tax adviser for advice concerning tax-free partial exchanges and the impact of deducting advisory fees from your Contract Value.
Systematic Withdrawals  — For no additional charge, the Company currently offers a feature under which you may select systematic withdrawals. Under this feature, an Owner may elect to receive systematic withdrawals while the Owner is living and before the Annuity Start Date by sending a properly completed Scheduled Systematic Withdrawal form to the Company at its Administrative Office. This option may be elected at any time. An Owner may designate the systematic withdrawal amount as a percentage of Contract Value allocated to the Subaccounts and/or Fixed Account, as a fixed period, as level payments, as a specified dollar amount, as all earnings in the Contract, or based upon the life expectancy of the Owner or the Owner and a beneficiary. An Owner also may designate the desired frequency of the systematic withdrawals, which may be monthly, quarterly, semiannual or annual. The Owner may stop or modify systematic withdrawals upon proper written request received by the Company at its Administrative Office at least 30 days in advance of the requested date of termination or modification. A proper request must include the written consent of any effective assignee or irrevocable beneficiary, if applicable.
Each systematic withdrawal must be at least $100. Upon payment, your Contract Value will be reduced by an amount equal to the payment proceeds plus any applicable withdrawal charge and premium tax. Contract Value will also be reduced by a percentage of any Credit Enhancements that have not yet vested. See “Extra Credit.”
If an Owner is enrolled in the Dollar Cost Averaging or Asset Reallocation Options, the Owner may not elect to receive systematic withdrawals from any Subaccount that is part of the Dollar Cost Averaging or Asset Reallocation Options.
In no event will payment of a systematic withdrawal exceed the Contract Value less any applicable withdrawal charges, any uncollected premium taxes, any pro rata account administration charge, and any reduction for Credit

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Enhancements that have not yet vested (the “Withdrawal Value”). The Contract will automatically terminate if a systematic withdrawal causes the Contract’s Withdrawal Value to equal zero.
The Company will effect each systematic withdrawal as of the end of the Valuation Period during which the withdrawal is scheduled. The deduction caused by the systematic withdrawal, including any applicable withdrawal charge, will be allocated to your Contract Value in the Subaccounts and the Fixed Account, as you have directed. If you do not specify the allocation, the Company will deduct the systematic withdrawal in the same proportion that Contract Value is allocated among the Subaccounts and the Fixed Account.
The Company may, at any time, discontinue, modify, suspend or charge a fee for systematic withdrawals. You should consider carefully the tax consequences of a systematic withdrawal, including the 10% penalty tax which may be imposed on withdrawals made prior to the Owner attaining age 59½. See “Restrictions on Withdrawals from Qualified Plans,” “Restrictions under the Texas Optional Retirement Program,” and “Federal Tax Matters.” If you purchased the Guaranteed Lifetime Withdrawal Benefit Rider, we will not automatically cancel any existing systematic withdrawals that you have established. Since “Excess Withdrawals” may significantly reduce or even eliminate your ability to make lifetime withdrawals under the Rider, you should consider whether any existing systematic withdrawals should be adjusted. See “Guaranteed Lifetime Withdrawal Benefit Rider ” in Appendix B – Riders No Longer Available – Available for Purchase Only Prior to February 1, 2010.
Free-Look Right  — You may return a Contract within the Free-Look Period, which is generally a ten-day period beginning when you receive the Contract. Purchase Payments received during the Free-Look period will be allocated according to your instructions contained in the application or more recent instructions, if any. If you return your Contract during the Free-Look Period, the Company will then deem void the returned Contract and will refund to you, as of the Valuation Date on which the Company receives your Contract, Purchase Payments allocated to the Fixed Account (not including any Credit Enhancements and/or Bonus Credits if the Extra Credit Rider and/or Automatic Bonus Credit Rider was in effect). The Company will also refund any Contract Value allocated to the Subaccounts based upon the value of Accumulation Units next determined after we received your Contract, plus any charges deducted from such Contract Value, less any such Contract Value attributable to Credit Enhancements and/or Bonus Credits. Because the Company will deduct the current value of any Credit Enhancements and/or Bonus Credits from the amount of Contract Value refunded to you, the Company will bear the investment risk associated with Credit Enhancements and Bonus Credits during the Free-Look Period.
Some states’ laws require us to refund your Purchase Payments. If your Contract is delivered in one of those states and you return your Contract during the Free-Look Period, the Company will refund the greater of: (1) Purchase Payments (not including any Credit Enhancements or Bonus Credits); or (2) Contract Value, plus any charges deducted from such Contract Value, less the Contract Value attributable to any Credit Enhancements and/or Bonus Credits.
Death Benefit  — You should consider the following provisions carefully when choosing the Designated Beneficiary, Annuitant, any Joint Annuitant, and any Joint Owner, as well as before changing any of these parties. Naming different persons as Owner(s), Annuitant(s) and Designated Beneficiary(ies) can have important impacts on whether the death benefit is paid, and on who would receive it.
If an Owner dies prior to the Annuity Start Date while this Contract is in force, the Company will calculate the death benefit proceeds payable to the Designated Beneficiary as of the Valuation Date the Company receives due proof of the Owner’s death and instructions regarding payment to the Designated Beneficiary. If there are Joint Owners, the death benefit proceeds will be calculated upon receipt of due proof of death of either Owner and instructions regarding payment.
If the surviving spouse of the deceased Owner is the sole Designated Beneficiary, such spouse may elect to continue the Contract in force, subject to certain limitations. See “Distribution Requirements.” If any Owner is not a natural person, the death benefit proceeds will be calculated as of the date the Company receives due proof of death of the Annuitant prior to the Annuity Start Date and instructions regarding payment. If the death of an Owner occurs on or after the Annuity Start Date, any applicable death benefit will terminate at the Annuity Start Date without value. See “Annuity Options.”
The death benefit proceeds will be the death benefit reduced by any outstanding Contract Debt, any pro rata account administration charge and any uncollected premium tax. If the age of each Owner (or Annuitant, if the Owner

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is not a natural person) was 80 or younger on the Contract Date and an Owner dies prior to the Annuity Start Date while this Contract is in force, the amount of the death benefit will be the greater of:
1.
The sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits if the Extra Credit Rider and/or Automatic Bonus Credit Rider were in effect), less any reductions caused by previous withdrawals, including withdrawal charges, or

2.
The Contract Value on the Valuation Date due proof of death and instructions regarding payment are received by the Company (less any Credit Enhancements applied during the 12 months prior to the date of the Owner’s death).

If any Owner (or Annuitant, if the Owner is not a natural person) was age 81 or older on the Contract Date, the death benefit will be as set forth in item 2 above.
Example of the Standard Death Benefit . Assume:
(i)	The initial Purchase Payment is $100,000
(ii)	The Owner takes one withdrawal of $10,000 over the life of the Contract
(iii)	At the time of the Owner’s death, the Contract Value is $89,000
(iv)	There is no outstanding Contract Debt and no unvested Credit Enhancements at the time of the Owner’s death
If the Owner was 80 years old or younger on the Contract Date, the standard death benefit is the greater of the Contract Value or total Purchase Payments less any withdrawals (including withdrawal charges).  The Contract Value is $89,000, and the amount of total Purchase Payments less withdrawals and withdrawal charges is $90,000.  Thus, the death benefit is $90,000.
If the Owner was 81 years or older on the Contract Date, the standard death benefit is the Contract Value, which is $89,000.
Example of the Impact of Advisory Fee Withdrawals on Contract Value and the Standard Death Benefit over Time . Assume:
(i)	The initial Purchase Payment is $100,000 and no additional Purchase Payments are added to the Contract.
(ii)	The Contract Value grows at an annual rate of 3%.
(iii)	An advisory fee withdrawal of $1,000 is taken each Contract Year at the end of the Contract Year.

Beginning of Contract Year	Contract Value Prior to Advisory Fee Withdrawal	Advisory Fee Withdrawal	Contract Value After Advisory Fee Withdrawal	Death Benefit After Advisory Fee Withdrawal
1	$100,000.00	$1,000.00	$102,000.00	$102,000.00
2	$102,000.00	$1,000.00	$104,060.00	$104,060.00
3	$104,060.00	$1,000.00	$106,181.80	$106,181.80
4	$106,181.80	$1,000.00	$108,367.25	$108,367.25
5	$108,367.25	$1,000.00	$110,618.27	$110,618.27
6	$110,618.27	$1,000.00	$112,936.82	$112,936.82
7	$112,936.82	$1,000.00	$115,324.92	$115,324.92
8	$115,324.92	$1,000.00	$117,784.67	$117,784.67
9	$117,784.67	$1,000.00	$120,318.21	$120,318.21
10	$120,318.21	$1,000.00	$122,927.76	$122,927.76
11	$122,927.76	$1,000.00	$125,615.59	$125,615.59
12	$125,615.59	$1,000.00	$128,384.06	$128,384.06

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Beginning of Contract Year	Contract Value Prior to Advisory Fee Withdrawal	Advisory Fee Withdrawal	Contract Value After Advisory Fee Withdrawal	Death Benefit After Advisory Fee Withdrawal
13	$128,384.06	$1,000.00	$131,235.58	$131,235.58
14	$131,235.58	$1,000.00	$134,172.65	$134,172.65
15	$134,172.65	$1,000.00	$137,197.83	$137,197.83
16	$137,197.83	$1,000.00	$140,313.76	$140,313.76
17	$140,313.76	$1,000.00	$143,523.18	$143,523.18
18	$143,523.18	$1,000.00	$146,828.87	$146,828.87
19	$146,828.87	$1,000.00	$150,233.74	$150,233.74
20	$150,233.74	$1,000.00	$153,740.75	$153,740.75
21	$153,740.75	$1,000.00	$157,352.97	$157,352.97
As the table above demonstrates, withdrawals to pay advisory fees taken over time will decrease the Contract Value. If the death benefit is equal to the Contract Value, such death benefit will also decrease as a result of withdrawals to pay advisory fees.
If you purchased one of the optional riders that provide an enhanced death benefit, your death benefit will be determined in accordance with the terms of the rider. See the discussion of Annual Stepped Up Death Benefit Rider above, as well as the discussion of Guaranteed Growth Death Benefit Rider, Combined Annual Stepped Up and Guaranteed Growth Death Benefit Rider, Enhanced Death Benefit Rider, Combined Enhanced and Annual Stepped Up Death Benefit Rider, Combined Enhanced and Guaranteed Growth Death Benefit Rider, Combined Enhanced, Annual Stepped Up, and Guaranteed Growth Death Benefit Rider, 6% Dollar for Dollar Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit Rider, and Total Protection Rider in Appendix B – Riders No Longer Available – Available for Purchase Only Prior to February 1, 2010. Your death benefit proceeds under the rider will be the death benefit reduced by any outstanding Contract Debt, any pro rata account administration charge and any uncollected premium tax and, if the proceeds are based upon Contract Value, any Credit Enhancements applied during the 12 months preceding the Owner’s date of death. No Credit Enhancements will be recaptured from the Death Benefit that are attributable to amounts allocated to the Fixed Account.
The death benefit proceeds will be paid to the Designated Beneficiary in a single sum or under one of the Annuity Options, as elected by the Designated Beneficiary. However, if the Participant has completed a restricted beneficiary designation form, the death benefit proceeds will be paid to the Designated Beneficiary in the manner specified on the form. If the Company does not receive at its Administrative Office within six months of the date of the Owner’s death instructions regarding the death benefit payment, the death benefit will be as set forth in item 2 above. If the Designated Beneficiary is to receive annuity payments under an Annuity Option, there may be limits under applicable law on the amount and duration of payments that the Beneficiary may receive, and requirements respecting timing of payments. Under a Qualified Contract, most non-spouse Designated Beneficiary’s will be required to receive all proceeds within ten years. A tax adviser should be consulted in considering Annuity Options. See “Federal Tax Matters” and “Distribution Requirements” for a discussion of the tax consequences in the event of death.
Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of 3 to 5 years from the Contract’s Annuity Start Date or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but the Designated Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Designated Beneficiary or the Owner last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit (without interest) if your Designated Beneficiary steps forward to claim the death benefit with the proper documentation. To prevent such escheatment, it is important that you update your Designated Beneficiary designations, including addresses, if and as they change. Such updates should be communicated in writing or other approved means at our Administrative Office.

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Distribution Requirements  — For Contracts issued in connection with a Non‑Qualified Contract, if the surviving spouse of the deceased Owner is the sole Designated Beneficiary, such spouse may elect to continue this Contract in force until the earliest of the spouse’s death or the Annuity Start Date or receive the death benefit proceeds. If the surviving spouse elects to continue the Contract, no death benefit will be paid and Contract Value will not be adjusted to reflect the amount of any death benefit; provided, however, that the Designated Beneficiary will be entitled to receive the death benefit proceeds in accordance with the terms of the Contract upon the death of the surviving spouse.
The Contract provides that upon your death, a surviving spouse may have certain continuation rights that he or she may elect to exercise for the Contract’s death benefit and any joint-life coverage under an optional living benefit. All Contract provisions relating to spousal continuation are available only to a person who meets the definition of "spouse" under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Consult a tax adviser for more information on this subject.
For any Designated Beneficiary of a Non-Qualified Contract other than a surviving spouse, only those options may be chosen that provide for complete distribution of such Owner’s interest in the Contract within five years of the death of the Owner. If the Designated Beneficiary is a natural person, that person alternatively can elect to begin receiving annuity payments within one year of the Owner’s death over a period not extending beyond his or her life or life expectancy. If the Owner of the Contract is not a natural person, these distribution rules are applicable upon the death of or a change in the primary Annuitant.
For Contracts issued in connection with a Qualified Plan, the terms of the particular Qualified Plan and the Internal Revenue Code should be reviewed with respect to on distributions following the death of the Owner or Annuitant. Because the rules applicable to Qualified Plans are extremely complex, a competent tax adviser should be consulted.
Please note that any death benefit we may pay that is in excess of Contract Value is subject to our financial strength and claims-paying ability.
Death of the Annuitant  — If the Annuitant dies prior to the Annuity Start Date, and the Owner is a natural person and is not the Annuitant, no death benefit proceeds will be payable under the Contract. The Owner may name a new Annuitant within 30 days of the Annuitant’s death. If a new Annuitant is not named, the Company will designate the Owner as Annuitant. On the death of the Annuitant after the Annuity Start Date, any guaranteed payments remaining unpaid will continue to be paid to the Designated Beneficiary pursuant to the Annuity Option in force at the date of death.
Benefits Under the Contract

The following table summarizes information about the benefits available under the Contract.
Standard Benefits
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
Standard Death Benefit – Contract Issue Age 81 and Older	Provides a death benefit equal to the Contract Value.	There is no charge for this option
•   The death benefit will be reduced by any outstanding Contract Debt, any pro rata account administration charge and any uncollected premium tax.
•   The Contract Value will be reduced by any Credit Enhancements applied during the 12 months prior to the date of the Owner’s death.

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Standard Benefits
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
Standard Death Benefit – Contract Issue Age 80 or Younger	Provides a death benefit equal to the greater of all Purchase Payments less any withdrawals, including withdrawal charges, or the Contract Value.	There is no charge for this option.
•   The death benefit will be reduced by any outstanding Contract Debt, any pro rata account administration charge and any uncollected premium tax.
•   Purchase payments do not include any Credit Enhancements and/or Bonus Credits.
•   The Contract Value will be reduced by any Credit Enhancements applied during the 12 months prior to the date of the Owner’s death.

Systematic Withdrawals	Allows you to set up automatic periodic payments from your Contract Value.	There is no charge for this option.	• Each payment must be at least $100 (unless we consent otherwise). • Withdrawals may be subject to income tax and penalties.
Dollar Cost Averaging	Allows the systematic transfer of a specified dollar amount or percentage of Contract Value among Subaccounts and the Fixed Account, if available.	There is no charge for this option
•   The minimum amount that may be transferred to any one Subaccount is $25.00.
•   The Company may discontinue, modify, or suspend Dollar Cost Averaging at any time.
•   Transfers can be made for a fixed period of time, or until the total amount elected has been transferred or the Contract Value in the Subaccount from which transfers are made has been depleted.
•   After termination of Dollar Cost Averaging for any reason, before reinstating Dollar Cost Averaging, you must wait at least one month if transfers were monthly, at least one quarter if transfers were quarterly, at least six months if transfers were semiannual, and at least one year if transfers were annual.

Asset Reallocation Option	Allows you to automatically transfer Contract Value on a monthly, quarterly, semiannual or annual basis to maintain a particular percentage allocation among the Subaccounts.	There is no charge for this option	• The Company may discontinue, modify, or suspend the availability of the Asset Reallocation Option at any time.
DCA Plus Account
Interest is credited to the portion of your initial Purchase Payment allocated to the DCA Plus Account which is part of the Company’s Fixed Account, and amounts are systematically transferred monthly to the Subaccounts over the DCA Plus Period, per your election.
There is no charge for this option
•   The rate of Current Interest credited to the DCA Plus Account will be fixed for the applicable DCA Plus Period (a six-month or 12-month period that begins as of the Valuation Date your Purchase Payment is applied to the DCA Plus Account) .
•   The rate of interest for the Fixed Account allocations could be higher.
•   You may only allocate Purchase Payments to the DCA Plus Account. Transfers of Contract Value are not permitted.
•   Not available if you have purchased the Extra Credit Rider at 3%, 4% or 5%, the 0-Year or 4-Year Alternate Withdrawal Charge Rider or the Guaranteed Lifetime Withdrawal Benefit Rider, or if the DCA Plus Period has expired.
•   Not available in all states.

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Optional Benefits Currently Available
Name of Benefit	Purpose	Maximum Fee (as a percentage of Contract Value)	Brief Description of Restrictions/Limitations
Annual Stepped Up Death Benefit	Provides an enhanced death benefit equal to the greatest of (1) Purchase Payments (excluding Credit Enhancements and Bonus Credits) less any withdrawals and withdrawal charges, (2) the Contract Value, or (3) the Stepped Up Death Benefit.	0.20%
•   We will recapture any Credit Enhancements, if applicable, during the 12 months preceding the Owner’s date of death.
•   The death benefit is no longer eligible to “step up” on any Contract Anniversary following your 81 st birthday.
•   If proof of death and instructions regarding payment are not received by the Company within six months of the Owner’s date of death, the death benefit will equal the Contract Value as of the Valuation Date such proof of death and instructions are received by the Company.
•   Available if the Owner is age 79 or younger on the Contract Date.
•   Available at Contract issue only.
•   The benefit will terminate at the Annuity Start Date.
•   The death benefit will be reduced by any outstanding Contract Debt, pro rata account administration charge, and outstanding premium tax.
•   Withdrawals (including withdrawals to pay advisory fees) will reduce the benefit proportionately. This means withdrawals could significantly reduce the benefit by substantially more than the actual amount of the withdrawal, or even terminate the benefit.

Waiver of Withdrawal Charge	Provides a waiver of withdrawal charge in the event of your (1) total and permanent disability prior to age 65, (2) confinement to a nursing home, or (3) terminal illness.	0.05%
•   Subject to a written physician’s statement acceptable to the Company or a certified Social Security finding of disability.
•   We will recapture any Credit Enhancements, if applicable, credited during the 12 months preceding any withdrawal.
•   You will receive no benefit from the disability portion of this rider (and the rider charge will remain the same) if your purchase the Contract with this rider after age 65.
•   The benefit differs and is not available in certain states.
•   Available at Contract issue only.
•   Depending on the Annuity Option chosen, a rider fee may be imposed for the life of the Contract.

Alternate Withdrawal Charge (0 Year)	Makes available a shorter withdrawal charge schedule in lieu of the Contract’s 7-year withdrawal charge schedule.	0.70%
•   Not available with the Fixed Account.
•   We may recapture any Credit Enhancement, if applicable, in the event of a full or partial withdrawal.
•   Available at Contract issue only.
•   Depending on the Annuity Option chosen, a rider fee may be imposed for the life of the Contract.

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Optional Benefits Currently Available
Name of Benefit	Purpose	Maximum Fee (as a percentage of Contract Value)	Brief Description of Restrictions/Limitations
Alternate Withdrawal Charge (4 Year) [1]	Makes available a shorter withdrawal charge schedule in lieu of the Contract’s 7-year withdrawal charge schedule.	0.60% [2]
•   Not available with the Fixed Account.
•   We may recapture any Credit Enhancement, if applicable, in the event of a full or partial withdrawal.
•   Available at Contract issue only.
•   If the 4 Year Alternate Withdrawal Charge Rider has not been approved in a particular state, the 3 Year Withdrawal Charge Rider is available for a fee of 0.40%.
•   This rider may provide a benefit only if a withdrawal is taken in the five to seven Contract years after the applicable Purchase Payment date because for the first four years after the Purchase Payment date, the withdrawal charges are the same as they would be under the 7-year schedule.
•   Depending on the Annuity Option chosen, a rider fee may be imposed for the life of the Contract.

4% Extra Credit	Provides a Credit Enhancement equal to 4% of Purchase Payments, which will be added to the Contract Value for each Purchase Payment made in the first Contract Year.	0.55%
•   Credit Enhancements are only applied to Purchase Payments received in the first Contract Year. If Purchase Payments are made in subsequent Contract Years, the charge for this benefit will increase proportionately in relation to those Purchase Payments and no additional Credit Enhancement will be applied.
•   Not available with the Fixed Account.
•   You may not select an Annuity Start Date prior to seven years from the effective date of the rider.
•   Credit Enhancements are not fully vested until the seventh Contract Anniversary. Until that date, all or a portion of the Credit Enhancement(s) will be forfeited under certain circumstances.
•   Available at Contract issue only.
•   Available if the Owner is age 80 or younger on the Contract Date.

Contract Loans	Provides the ability to borrow money under your Contract using the Contract Value as the only security for the loan.	5.16% plus total charges for riders selected (3.00% interest credited on loan amounts)
•   Only permitted in connection with 403(b) Contracts and pursuant to the Employer plan or program.
•   A loan must be taken and repaid prior to the Annuity Start Date.
•   Subject to minimum and maximum loan amounts.
•   The Fixed Account must be available under your Contract.
•   Loans must be repaid within 5 years.
•   You forego the investment experience of the Subaccounts and the Current Rate of interest on the Fixed Account on any loaned amounts.

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Optional Benefits (No Longer Available For Election)
Name of Benefit	Purpose	Maximum Fee (as a percentage of Contract Value)	Brief Description of Restrictions/Limitations
Automatic Bonus Credit (Available May 1, 2005 through December 31, 2007)	Provided a Bonus Credit, which was automatically added to Contract Value, equal to 2% of each Purchase Payment made in the first Contract Year.	There was no charge for this benefit.
•   Bonus Credits are only applied to Purchase Payments received in the first Contract Year.
•   Bonus Credit is subject to any applicable withdrawal charge.
•   Available for Contracts purchased in connection with the transfer or exchange of a variable annuity contract issued by another insurance company, provided the initial Purchase Payment was received no later than February 28, 2008
•   Not available with the 0-Year Alternate Withdrawal Charge Rider.
•   If you also elected a 4-Year Alternate Withdrawal Charge Rider, your Bonus Credit was equal to 1%, not 2%, of each Purchase Payment received in the first Contract Year.
•   Available if any Owner was age 80 or younger on the Contract Date.

Guaranteed Growth Death Benefit
Provides an enhanced death benefit equal to the Purchase Payments and any Credit Enhancements and/or Bonus Credits, less premium tax and any withdrawals,   increased at an annual effective rate of interest (which you elect when you purchase the benefit) adjusted for withdrawals.
3%: 0.10%
•   The death benefit is no longer subject to increase following the Contract Anniversary after your 80 th birthday.
•   The 6% and 7% Guaranteed Growth Death Benefit is not available to Texas residents.
•   Any death benefit will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death.
•   If you elect the Guaranteed Growth Death Benefit at 5%, 6% or 7%, the Company will credit a maximum rate of 4% for amounts allocated to the Invesco V.I. Government Money Market Subaccount, the Fixed Account and the Loan Account.
•   The death benefit is capped at an amount equal to 200% of Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less premium tax and any withdrawals, including withdrawal charges.
•   If proof of death and instructions regarding payment are not received by the Company within six months of the Owner’s date of death, the death benefit will equal the Contract Value on the Valuation Date such proof of death and instructions are received by the Company.
•   Available only if the Owner was age 79 or younger on the Contract Date.
•   Withdrawals (including withdrawals to pay advisory fees) will reduce the benefit proportionately. This means withdrawals could significantly reduce the benefit by substantially more than the actual amount of the withdrawal, or even terminate the benefit.

5%: 0.20%
6%: 0.25%
7%: 0.30%

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Optional Benefits (No Longer Available For Election)
Name of Benefit	Purpose	Maximum Fee (as a percentage of Contract Value)	Brief Description of Restrictions/Limitations
Enhanced Death Benefit	Provides an enhanced death benefit equal to your Contract Value increased by an enhanced amount based on a percentage of Contract gains.	0.25%
•   The enhanced death benefit amount is calculated using a lower percentage for Contract issue age 70 or older.
•   Any death benefit will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death.
•   If proof of death and instructions regarding payment are not received by the Company within six months of the Owner’s date of death, the death benefit will equal the Contract Value on the Valuation Date such proof of death and instructions are received by the Company.
•   Available only if the Owner was age 79 or younger on the Contract Date.
•   Withdrawals (including withdrawals to pay advisory fees) will reduce the benefit proportionately. This means withdrawals could significantly reduce the benefit by substantially more than the actual amount of the withdrawal, or even terminate the benefit.

Guaranteed Lifetime Withdrawal Benefit (“GLWB”) (One or Two Covered Person)	Provides lifetime minimum income regardless of investment performance, provided you do not take Excess Withdrawals.	One Covered Person: 0.85%
•   Not available with the Fixed Account.
•   We reserve the right to restrict subsequent Purchase Payments.
•   Certain withdrawals could significantly reduce or even terminate the benefit.
•   Contract loans are not available while the rider is in effect.
•   Not available with the Guaranteed Minimum Income Benefit Rider at 3% or 5%, the 6% Dollar for Dollar Guaranteed Minimum Income Benefit Rider, the 6% Dollar for Dollar Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit Rider, and/or the Total Protection Rider.
•   Available only if the age of the Covered Person was at least 55 but no older than 80 on the rider purchase date.
•   The Company will not treat the deduction of advisory fees as withdrawals under the Contract for purposes of the GLWB Rider and such deductions will not reduce benefits under the GLWB Rider as long as the following conditions are met: (1) the withdrawals are the only amount withdrawn in the Contract Year; (2) the withdrawals are for the purpose of paying fees to a registered investment adviser for services rendered to the Owner in connection with the Contract; (3) we are making payment(s) to the registered investment adviser from such withdrawals on behalf of the Owner; and (4) the withdrawals do not exceed: (a) in the first Contract Year, 2.0% of Purchase Payments (including any Credit Enhancement and/or Bonus Credit), and (b) for all other Contract Years, 2.0% of your Contract Value as of the beginning of the Contract Year. However, the deduction of advisory fees from your Contract Value will reduce the Contract Value, which could reduce the potential for increases to the benefits under the GLWB Rider.

		Two Covered Persons: 1.25%

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Optional Benefits (No Longer Available For Election)
Name of Benefit	Purpose	Maximum Fee (as a percentage of Contract Value)	Brief Description of Restrictions/Limitations
Guaranteed Minimum Withdrawal Benefit
Permits you to withdraw up to a specified amount each Contract Year, regardless of the performance of your Contract Value, until the Remaining Benefit Amount is reduced to $0. You may periodically increase the Benefit Amount through resets.
Current: 0.45%
•   You are only eligible to reset the remaining Benefit Amount every five years.
•   The rider charge may be increased in the event that you elect a reset.
•   While this rider is in effect, we reserve right to restrict subsequent Purchase Payments.
•   Available only if the Owner and Annuitant were age 85 or younger on the rider purchase date.
•   Certain withdrawals could significantly reduce or even terminate the benefit.
•   If a withdrawal (including a withdrawal to pay advisory fees) exceeds the Annual Withdrawal Amount, the withdrawal will reduce the benefit proportionately, but if the withdrawal does not exceed the Annual Withdrawal Amount, the withdrawal will reduce the benefit by the dollar amount of the withdrawal. A proportionate withdrawal could significantly reduce the benefit by substantially more than the actual amount of the withdrawal.

Max: 1.10% [3]
Guaranteed Minimum Income Benefit (3% or 5%)	Provides a minimum amount (“Minimum Income Benefit”), based on a 3% or 5% crediting rate, for the purchase of a fixed Annuity only.	3%: 0.15%
•   You may only apply the Minimum Income Benefit to purchase certain fixed Annuity options.
•   You may not exercise this benefit or convert it to an income stream until your 10th Contract Anniversary.
•   If you elected the benefit at 5%, the Company credits a maximum rate of 4% for amounts allocated to the Invesco V.I. Government Money Market, the Fixed Account and the Loan Account.
•   Available only if the Owner was age 79 or younger on the Contract Date.
•   Withdrawals (including withdrawals to pay advisory fees) will reduce the benefit proportionately. This means withdrawals could significantly reduce the benefit by substantially more than the actual amount of the withdrawal, or even terminate the benefit.

5%: 0.30%

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Optional Benefits (No Longer Available For Election)
Name of Benefit	Purpose	Maximum Fee (as a percentage of Contract Value)	Brief Description of Restrictions/Limitations
6% Dollar for Dollar Guaranteed Minimum Income Benefit (formerly Dollar for Dollar Living Benefit)	Provides a minimum amount “Minimum Income Benefit”), based on a 6% crediting rate, for purchase of a fixed Annuity, and allows withdrawal of a specified amount each Contract Year (“Annual Limit”) without a proportional reduction to the Minimum Income Benefit.	0.60%
•   The Company credits a maximum rate of 3%, not 6%, for amounts allocated to Invesco V.I. Government Money Market Subaccount, Fixed Account, PIMCO Low Duration Subaccount and the Loan Account.
•   You may not exercise this benefit or convert it to an income stream until the 10th anniversary of the rider purchase date.
•   The Minimum Income Benefit is not subject to increase following the Contract Anniversary after the Annuitant’s 80th birthday.
•   The Annual Limit decreases if withdrawals in excess of the Annual Limit are made in a Contract Year.
•   Any portion of the Annual Limit not withdrawn in a Contract Year cannot be carried over to a subsequent Contract Year.
•   The Alternate Benefit, which provides certain fixed annuity payments for a period of 15 years, can only be elected on the 10th anniversary of the rider purchase date.
•   Available only if the age of the Annuitant was 79 or younger on the Contract Date.
•    Withdrawals (including withdrawals to pay advisory fees) will reduce the benefit proportionately. This means withdrawals could significantly reduce the benefit by substantially more than the actual amount of the withdrawal, or even terminate the benefit.

Extra Credit (3% or 5%)	Provides a Credit Enhancement equal to 3% or 5% of Purchase Payments, which will be added to the Contract Value for each Purchase Payment made in the first Contract Year.	3%: 0.40%
•   Not available with the Fixed Account.
•   You may not select an Annuity Start Date prior to seven years from the effective date of the rider.
•   Credit Enhancements are subject to recapture under certain circumstances.
•   Available at Contract issue only.
•   Available only if the Owner was age 80 or younger on the Contract Date.

		5%: 0.70%
Combined Annual Stepped Up and Guaranteed Growth Death Benefit	Provides an enhanced death benefit equal to the greater of the Stepped Up Death Benefit and the Guaranteed Growth Death Benefit.	0.25%
•   Any death benefit will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death.
•   If proof of death and instructions regarding payment are not received by the Company within six months of the Owner’s date of death, the death benefit will equal the Contract Value on the Valuation Date such proof of death and instructions are received by the Company.
•   Available only if the Owner was age 79 or younger on the Contract Date.
•   See Annual Stepped Up Death Benefit and Guaranteed Growth Benefit above.
•   Withdrawals (including withdrawals to pay advisory fees) will reduce the benefit proportionately. This means withdrawals could significantly reduce the benefit by substantially more than the actual amount of the withdrawal, or even terminate the benefit.

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Optional Benefits (No Longer Available For Election)
Name of Benefit	Purpose	Maximum Fee (as a percentage of Contract Value)	Brief Description of Restrictions/Limitations
Combined Enhanced and Annual Stepped Up Death Benefit	Provides an enhanced death benefit equal to the greatest of (1) Purchase Payments (less any withdrawals, including withdrawal charges), (2) the Contract Value plus the Enhanced Death Benefit, or (3) the Annual Stepped Up Death Benefit plus the Enhanced Death Benefit.	0.35%
•   Any death benefit will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death.
•   If proof of death and instructions regarding payment are not received by the Company within six months of the Owner’s date of death, the death benefit will equal the Contract Value on the Valuation Date such proof of death and instructions are received by the Company.
•   Available only if the Owner was age 79 or younger on the rider purchase date.
•   See Enhanced Death Benefit and Annual Stepped Up Death Benefit above.
•   Withdrawals (including withdrawals to pay advisory fees) will reduce the benefit proportionately. This means withdrawals could significantly reduce the benefit by substantially more than the actual amount of the withdrawal, or even terminate the benefit.

Combined Enhanced and Guaranteed Growth Death Benefit	Provides an enhanced death benefit equal to the greatest of (1) Purchase Payments (less any withdrawals, including withdrawal charges), (2) the Contract Value plus the Enhanced Death Benefit, or (3) the Guaranteed Growth Death Benefit at 5% plus the Enhanced Death Benefit	0.35%
•   Any death benefit will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death.
•   If proof of death and instructions regarding payment are not received by the Company within six months of the Owner’s date of death, the death benefit will equal the Contract Value on the Valuation Date such proof of death and instructions are received by the Company.
•   Available only if the Owner was age 79 or younger on the rider purchase date.
•   See Enhanced Death Benefit and Guaranteed Growth Death Benefit above.
•   Withdrawals (including withdrawals to pay advisory fees) will reduce the benefit proportionately. This means withdrawals could significantly reduce the benefit by substantially more than the actual amount of the withdrawal, or even terminate the benefit.

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Optional Benefits (No Longer Available For Election)
Name of Benefit	Purpose	Maximum Fee (as a percentage of Contract Value)	Brief Description of Restrictions/Limitations
Combined Enhanced, Annual Stepped Up and Guaranteed Growth Death Benefit	Provides an enhanced death benefit equal to the greatest of (1) Purchase Payments (less any withdrawals, including withdrawal charges), (2) the Contract Value plus the Enhanced Death Benefit, (3) the Annual Stepped Up Death Benefit plus the Enhanced Death Benefit or (4) the Guaranteed Growth Death Benefit at 5% plus the Enhanced Death Benefit.	0.40%
•   Any death benefit will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death.
•   If proof of death and instructions regarding payment are not received by the Company within six months of the Owner’s date of death, the death benefit will equal the Contract Value on the Valuation Date such proof of death and instructions are received by the Company.
•   Available only if the Owner was age 79 or younger on the rider purchase date.
•   See Enhanced Death Benefit, Annual Stepped Up Death Benefit and Guaranteed Growth Death Benefit above.
•   Withdrawals (including withdrawals to pay advisory fees) will reduce the benefit proportionately. This means withdrawals could significantly reduce the benefit by substantially more than the actual amount of the withdrawal, or even terminate the benefit.

6% Dollar for Dollar Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit (formerly the Dollar for Dollar Combination Benefit)	Provides a minimum amount (“Minimum Income Benefit”), based on a 6% crediting rate, for purchase of a fixed Annuity, as well as an enhanced death benefit equal to the greatest of (1) Purchase Payments less withdrawals, (2) Purchase Payments less withdrawals increased at an annual effective rate of 6% (“Minimum Death Benefit”), or (3) Contract Value, and allows withdrawal of a specified amount each Contract Year (“Annual Limit”) without a proportional reduction to the Minimum Death Benefit.	0.85%
•   Any death benefit will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death.
•   Available only if the Owner was age 79 or younger on the Contract Date.
•   Certain withdrawals could significantly reduce or even terminate the benefits.
•   See Enhanced Death Benefit and 6% Dollar for Dollar Guaranteed Minimum Income Benefit above.
•   If a withdrawal (including a withdrawal to pay advisory fees) exceeds the Annual Limit, the withdrawal will reduce the benefit proportionately, but if the withdrawal does not exceed the Annual Limit, the withdrawal will reduce the benefit by the dollar amount of the withdrawal. A proportionate withdrawal could significantly reduce the benefit by substantially more than the actual amount of the withdrawal.

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Optional Benefits (No Longer Available For Election)
Name of Benefit	Purpose	Maximum Fee (as a percentage of Contract Value)	Brief Description of Restrictions/Limitations
Total Protection
Provides (1) a Guaranteed Growth Death Benefit at 5%, (2) a Guaranteed Minimum Withdrawal Benefit with an Annual Withdrawal Amount of 5% and a Benefit Amount of 100%, and (3) a Guaranteed Minimum Accumulation Benefit, which provides a guaranteed minimum Contract Value at the end of 10 years.
Current: 0.85% [4]
•   The Guaranteed Minimum Accumulation Benefit will terminate 10 years after the rider purchase date if no reset is elected.
•   The Guaranteed Growth Death Benefit is reduced by any Annual Withdrawal Amount and is reduced proportionately by any withdrawal that exceeds the Annual Withdrawal Amount for a Contract Year.
•   Five years after the rider purchase date, under certain circumstances, you may elect to reset the Remaining Benefit Amount, the Guaranteed Growth Death Benefit, and the Guaranteed Minimum Accumulation Benefit.
•   While this rider is in effect, we reserve the right to restrict subsequent Purchase Payments.
•   Available only if the Owner and Annuitant were age 79 or younger on the rider purchase date.
•   If you are within 10 years of your required beginning date for taking required minimum distributions under a Qualified Contract, you may not receive the full value of the Guaranteed Minimum Accumulation Benefit.
•   See Guaranteed Growth Death Benefit, the Guaranteed Minimum Withdrawal Benefit and 6% Dollar for Dollar Guaranteed Minimum Income Benefit above .
•   If a withdrawal (including a withdrawal to pay advisory fees) exceeds the Annual Limit, the withdrawal will reduce the benefit proportionately, but if the withdrawal does not exceed the Annual Limit, the withdrawal will reduce the benefit by the dollar amount of the withdrawal. A proportionate withdrawal could significantly reduce the benefit by substantially more than the actual amount of the withdrawal.

Max: 1.45% [4]
1   If the 4-Year Alternate Withdrawal Charge Rider has not been approved in a state, a 3-Year Alternate Withdrawal Charge Rider is available for a charge of 0.40%. See “Alternate Withdrawal Charge.”
2   The charge for the 4-year Alternate Withdrawal Charge Rider is 0.60% if the Company issues your rider on or after January 1, 2005. However, if the Company issued your rider prior to that date, the charge is 0.55%.
3   The Company may increase the rider charge for the Guaranteed Minimum Withdrawal Benefit Rider only if you elect a reset; the Company guarantees the rider charge upon reset will not exceed 1.10% on an annual basis. Please see the discussion under “Guaranteed Minimum Withdrawal Benefit” in Appendix B – Riders No Longer Available – Available for Purchase Only Prior to February 1, 2010. The current charge for the rider is used in calculating the maximum rider charge of 2.00% of Contract Value (1.00% for Contracts issued prior to June 19, 2006 with a 0‑Year Alternate Withdrawal Charge Rider).
4   The Company may increase the rider charge for the Total Protection Rider only if you elect a reset; the Company guarantees the rider charge upon reset will not exceed 1.45% on an annual basis. Please see the discussion under “Total Protection” in Appendix B – Riders No Longer Available – Available for Purchase Only Prior to February 1, 2010. The current charge for the rider is used in calculating the maximum rider charge of 2.00% of Contract Value (1.00% for Contracts issued prior to June 19, 2006 with a 0‑Year Alternate Withdrawal Charge Rider).

Optional Riders  — Upon your application for the Contract, you may currently select one or more of the following riders at an additional charge. (Contract owners who purchased their Contracts prior to February 1, 2010 were not permitted to select riders with total rider charges in excess of 2.00%):
•	Annual Stepped Up Death Benefit;
•	Extra Credit at 4%;[1]

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•	Waiver of Withdrawal Charge; or
•	0-Year or 4-Year Alternate Withdrawal Charge.[1]
1	The Fixed Account is not available under your Contract if you select the Extra Credit Rider at 4% or the 0-Year or 4‑Year Alternate Withdrawal Charge Rider.
The Company makes each rider available only at issue. You cannot change or cancel the rider(s) that you select after they are issued. The Annual Stepped Up Death Benefit Rider, Extra Credit at 4% Rider, and the Alternate Withdrawal Charge Riders are available in every state. The Waiver of Withdrawal Charge rider is not available in every state. See the detailed description of each rider below.
The deduction of advisory fees from your Contract Value to pay a financial intermediary is treated as a withdrawal under the Contract. Such deductions will reduce death benefits and any guaranteed benefit values, perhaps significantly. Subject to certain conditions, such deductions will not reduce the Guaranteed Lifetime Withdrawal Benefit Rider values. See Appendix B – Riders No Longer Available – Available for Purchase Only Prior to February 1, 2010 and “Charges and Deductions – Deduction of Advisory Fees.” However, such deductions will still result in a reduction in your Contract Value, which could reduce death benefits and reduce the potential for increases in any guaranteed benefits under the Guaranteed Lifetime Withdrawal Benefit Rider. Consult your financial intermediary as to the impact of deducting advisory fees from your Contract Value prior to making an election.
 For information on riders that are no longer available for purchase, please see Appendix B – Riders No Longer Available – Available for Purchase Only Prior to February 1, 2010 and Appendix C – Automatic Bonus Credit Rider.
Please note that any amount that we may pay or make available under any optional rider that is in excess of Contract Value is subject to our financial strength and claims-paying ability.
Annual Stepped Up Death Benefit — For an additional charge, as reflected in the Fee Table and the table of benefits above, this rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any outstanding Contract Debt, any pro rata account administration charge , and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit (except the death benefit calculated under number 1 below) also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:
1.	The sum of all Purchase Payments (not including any Credit Enhancements or Bonus Credits), less any withdrawals (including systematic withdrawals) and withdrawal charges;
2.	The Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company; or
3.	The Stepped Up Death Benefit.
The Stepped Up Death Benefit is the largest result determined for the following calculation as of the date of receipt of instructions regarding payment of the death benefit:
•	The Contract Value on each Contract Anniversary that occurs prior to the oldest Owner attaining age 81; plus
•	Any Purchase Payments received by the Company since the applicable Contract Anniversary; less
•
An adjustment for any withdrawals (including systematic withdrawals and withdrawals to pay advisory fees ) and withdrawal charges made since the applicable anniversary. In the event of a withdrawal (including a systematic withdrawal and withdrawals to pay advisory fees ), the Stepped Up Death Benefit is reduced as of the date of the withdrawal by a percentage found by dividing the withdrawal amount, including any applicable withdrawal charges, or premium taxes and any forfeited Credit Enhancements, by Contract Value immediately prior to the withdrawal.

If an Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner’s death, the death benefit will be as set forth in number 2 above.

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This rider is available only if the age of the Owner at the time the Contract is issued is age 79 or younger. See the discussion under “Death Benefit.”
Example of the Annual Stepped Up Death Benefit . Assume:
(i)	The initial Purchase Payment is $50,000, and no additional Purchase Payments are added to the Contract.
(ii)	The Owner is 60 years old when the Contract is issued.
(iii)	The Owner takes no withdrawals between the date the Contract was issued and the date of the Owner’s death.
At the time the Contract is issued, the Stepped Up Death Benefit amount is the initial Purchase Payment or $50,000. Due to positive market performance, the Contract Value on the first Contract Anniversary is $65,000. The Owner’s Stepped Up Death Benefit amount increases from $50,000 to $65,000. Due to negative market performance, the Contract Value has decreased to $49,000 on the second Contract Anniversary. The Stepped Up Death Benefit amount remains at $65,000.
The Owner dies during the third Contract Year. At the time of the Owner’s death, the Contract Value is $55,000. The amount payable at death would be the greatest of (1) the sum of all Purchase Payments (not including any Credit Enhancements or Bonus Credits), less any withdrawals and withdrawal charges (in this case, $50,000); (2) the Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company (in this case, $55,000); or (3) the Stepped Up Death Benefit (in this case, $65,000). Thus, $65,000 is the  death benefit.
Example of a Reduction in the Stepped Up Death Benefit Amount as a Result of a Withdrawal . Assume:
(i)	The initial Purchase Payment is $50,000, and no additional Purchase Payments are added to the Contract.
(ii)	The Owner is 60 years old when the Contract is issued.
At the time the Contract is issued, the Stepped Up Death Benefit amount is the initial Purchase Payment or $50,000. Due to positive market performance, the Contract Value on the first Contract Anniversary is $65,000. The Owner’s Stepped Up Death Benefit amount increases from $50,000 to $65,000. Due to negative market performance, the Contract Value has decreased to $49,000 on the second Contract Anniversary. The Stepped Up Death Benefit amount remains at $65,000.
The Owner takes a free withdrawal of $4,900 in the third Contract Year. The Contract Value prior to the withdrawal is $35,000. As a result of the withdrawal, the Stepped Up Death Benefit is reduced as follows:
Withdrawal amount / Contract Value prior to withdrawal
$4,900 / $35,000 = 0.14 or 14%
Stepped Up Death Benefit x 14%
$65,000 x 14% = $9,100
$65,000 - $9,100 = $55,900
The Stepped Up Death Benefit following the withdrawal is $55,900.
Example of a Reduction in the Stepped Up Death Benefit Amount as a Result of a Withdrawal to Pay Advisory Fees . Assume:
(i)	The initial Purchase Payment is $100,000, and no additional Purchase Payments are added to the Contract.
(ii)	The Stepped Up Death Benefit prior to the advisory fee withdrawal is $125,000.
The Owner makes a $1,000 withdrawal to pay advisory fees. The Stepped Up Death Benefit is reduced as follows:
Stepped Up Death Benefit Prior to Advisory Fee Withdrawal x [1 - (Advisory Fee Withdrawal Amount / Contract Value Prior to Advisory Fee Withdrawal)] =
$125,000 x [1 - ($1,000 / $100,000)] =

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$125,000 x 1 - .01 = $123,750
The $1,000 withdrawal causes the Stepped Up Death Benefit to decrease by $1,250.
Extra Credit  — For an additional charge, as reflected in the Fee Table and the table of benefits above, this rider makes available a Credit Enhancement, which is an amount added to your Contract Value by the Company. You may purchase this rider only at issue. If you elect this rider, the Fixed Account is not available as an investment option under the Contract. A Credit Enhancement of 4% of Purchase Payments, as elected in the application, will be added to Contract Value for each Purchase Payment made in the first Contract Year. Prior to February 1, 2010, a Credit Enhancement of 3% or 5% was also available for election. Any Credit Enhancement will be allocated among the Subaccounts in the same proportion as your Purchase Payment. You may have in effect on your Contract both an Extra Credit Rider and an Automatic Bonus Credit Rider; however, each rider calculates the Credit Enhancement amount and Bonus Credit amount, respectively, on the basis of Purchase Payments, which do not include any Credit Enhancement or Bonus Credit. See “Appendix C – Automatic Bonus Credit Rider.”
This rider is available only if the age of the Owner on the Contract Date is age 80 or younger at issue. If you elect this rider, you may not select an Annuity Start Date that is prior to seven years from the effective date of the rider.
Example of the Credit Enhancement Applied to Initial and Subsequent Purchase Payments . Assume:
(i)	The Owner purchased the Contract with the 4.0% Extra Credit Rider.
(ii)	The initial Purchase Payment is $100,000.
The amount of the Credit Enhancement added to the Contract Value would be $4,000 ($100,000 x 4.0%). Thus, the Contract Value at issue would be $104,000.
Six months later the Owner makes a Purchase Payment of $50,000. The additional Purchase Payment will increase the Contract Value by $52,000, the amount of the $50,000 Purchase Payment plus $2,000 ($50,000 x 4.0%).
In the event of a full or partial withdrawal, the Company will recapture all or part of any Credit Enhancement that has not yet vested. An amount equal to 1/7 of the Credit Enhancement will vest as of each Contract Date anniversary and the Credit Enhancement will be fully vested at the end of seven years from that date. The amount to be forfeited in the event of a withdrawal is equal to a percentage of the Credit Enhancement that has not yet vested. The percentage is determined for each withdrawal as of the date of the withdrawal by dividing:
1.	The amount of the withdrawal, including any applicable withdrawal charges, or premium taxes and any forfeited Credit Enhancements, less the free withdrawal amount, by
2.	Contract Value immediately prior to the withdrawal.
The Company will recapture Credit Enhancements on withdrawals only to the extent that total withdrawals in a Contract Year, including systematic withdrawals, exceed the free withdrawal amount. The Free Withdrawal amount is equal in the first Contract Year, to 10% of Purchase Payments, excluding any Credit Enhancements and/or Bonus Credits, made during the year and, for any subsequent Contract Year, to 10% of Contract Value as of the first Valuation Date of that Contract Year. In addition, the Company does not recapture Credit Enhancements on withdrawals made to pay the fees of your registered investment adviser, provided that your adviser has entered into a variable annuity adviser agreement with the Company.
The Company may recapture Credit Enhancements in the event of a full or partial withdrawal as discussed above. If you exercise your right to return the Contract during the Free-Look period, your Contract Value will be reduced by the value of any Credit Enhancements applied. See “Free-Look Right.” In the event of a withdrawal under the terms of the Waiver of Withdrawal Charge Rider, you will forfeit all or part of any Credit Enhancements applied during the 12 months preceding such a withdrawal. See “Waiver of Withdrawal Charge.” Death benefit proceeds may exclude all or part of any Credit Enhancements. See “Death Benefit” and the discussions of the death benefit riders.

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Example of Credit Enhancement Vesting and Recapture upon Withdrawal in Excess of the Free Withdrawal Amount . Assume:
(i)	The Owner purchased the Contract with the 4.0% Extra Credit Rider.
(ii)	The initial Purchase Payment is $175,000.
The amount of the Credit Enhancement added to the Contract Value would be $7,000 ($175,000 x 4.0%). Thus, the Contract Value at issue would be $182,000.
An amount equal to 1/7 of the Credit Enhancement vests each Contract Anniversary, and the Credit Enhancement is fully vested seven years from the date the Contract was issued. Assuming no withdrawals in excess of the free withdrawal amount are taken during the first seven Contract Years, the table below shows how the $7,000 Credit Enhancement vests each year:
Beginning of Contract Year	Vested Credit Enhancement	Unvested Credit Enhancement
1	$0.00	$7,000
2	$1,000	$6,000
3	$2,000	$5,000
4	$3,000	$4,000
5	$4,000	$3,000
6	$5,000	$2,000
7	$6,000	$1,000
8	$7,000	$0.00

Due to negative market performance, in Contract Year 3, the Contract Value is $100,000, and the free withdrawal amount is $10,000. The Owner requests a withdrawal of $20,000, $10,000 more than the free withdrawal amount. The Credit Enhancement recapture is calculated as follows:
( Withdrawal Amount - Free Withdrawal Amount)                                        x   Unvested Credit  =
(Contract Value Prior to Withdrawal - Unvested Credit Enhancement)                Enhancement
($20,000 - $10,000) x $5,000 = $526.32
($100,000 - $5,000)
The Company expects to make a profit from the charge for this rider and funds payment of the Credit Enhancements through the rider charge and the vesting schedule. The Extra Credit Rider may make sense for you only if you expect your average annual return (net of expenses of the Contract and the Underlying Funds) to exceed the applicable amount set forth in the table below, and you do not expect to make Purchase Payments to the Contract after the first Contract Year. The returns below represent the amount that must be earned each year during the seven-year period beginning on the Contract Date to break even on the rider. The rate of return assumes that all Purchase Payments are made during the first Contract Year when the Credit Enhancement is applied to Purchase Payments. If Purchase Payments are made in subsequent Contract Years, the applicable rider charge will increase in correlation to Purchase Payments and no offsetting Credit Enhancement will be available. As a result, the rate of return required to break even would be higher.
If your actual returns are greater than the amounts set forth below and you make no Purchase Payments after the first Contract Year, you will profit from the purchase of the rider. If your actual returns are less, or if you make additional Purchase Payments after the first Contract Year , you will be worse off than if you had not purchased the rider. Please note that the returns below are net of Contract and Underlying Fund expenses so that you would need to earn the amount in the table plus the amount of applicable expenses to break even on the rider.

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Interest Rate	Rate of Return (net of expenses)
3%*	-5.00%
4%	-1.50%
5%*	0.80%
*Effective February 1, 2010, the 3% and 5% Credit Enhancements are no longer available for election with the Extra Credit rider.

The Internal Revenue Code generally requires that interests in a Qualified Contract be nonforfeitable, and it is unclear whether the Credit Enhancement feature is consistent with those requirements. Consult a tax advisor before purchasing this rider as part of a Qualified Contract.
Prior to May 1, 2010, on a non-discriminatory basis the Company paid the additional Credit Enhancement in connection with a Contract purchased by customers of such broker-dealers who exchanged their current contract for this Contract and paid a withdrawal charge on the exchange. When such a customer purchased a Credit Enhancement of 5%, the Company added an additional Credit Enhancement to the customer’s initial Purchase Payment. The Company determined the amount of any additional Credit Enhancement by subtracting the 5% Credit Enhancement from the withdrawal charge amount assessed on the customer’s exchanged annuity contract. The Company required that it be notified when a purchase was made that qualified under this provision. There was no charge for this additional Credit Enhancement above the charge for the Extra Credit Rider at 5%. Any additional Credit Enhancement amount was subject to recapture in the event that the Owner exercised his or her right to return the Contract during the Free-Look period and was subject to a withdrawal charge.
Waiver of Withdrawal Charge — For an additional charge, as reflected in the Fee Table and the table of benefits above, this rider makes available a waiver of withdrawal charge in the event of (1) total and permanent disability prior to age 65, (2) your confinement to a nursing home, or (3) terminal illness.
The rider defines confinement to a hospital or nursing facility, as follows: (1) you have been confined to a “hospital” or “qualified skilled nursing facility” for at least 90 consecutive days prior to the date of the withdrawal; and (2) you are so confined when the Company receives the waiver request and first became so confined after the Contract Date.
The Company defines terminal illness as follows: (1) the Owner has been diagnosed by a licensed physician with a “terminal illness”; and (2) such illness was first diagnosed after the Contract was issued.
The Company defines disability as follows: (1) the Owner is unable, because of physical or mental impairment, to perform the material and substantial duties of any occupation for which the Owner is suited by means of education, training or experience; (2) the impairment has been in existence for more than 180 days and began before the Owner attained age 65 and after the Contract Date; and (3) the impairment is expected to result in death or be long-standing and indefinite.
Prior to making a withdrawal pursuant to this rider, you must submit to the Company a properly completed claim form and a written physician’s statement acceptable to the Company. The Company will also accept as proof of disability a certified Social Security finding of disability.
The Company reserves the rights to have a physician of its choice examine the Owner to determine if the Owner is eligible for a waiver. The confinement to a nursing home provision of the Waiver of Withdrawal Charge is not available in California and Massachusetts. The terminal illness provision of the Waiver of Withdrawal Charge is not available in California and New Jersey.
If you have also purchased the Extra Credit Rider, you will forfeit all or part of any Credit Enhancements applied during the 12 months preceding any withdrawal pursuant to this rider. The amount of Credit Enhancements to be forfeited is a percentage determined by dividing the amount of the withdrawal by the total Purchase Payments made in the 12 months preceding the withdrawal. This means that if the withdrawal amount exceeds the Purchase Payment(s) made during the 12 months preceding the withdrawal, 100% of any Credit Enhancements paid will be forfeited. The maximum percentage that may be forfeited is 100% of Credit Enhancements earned during the 12 months preceding the withdrawal. Note that if you purchase the Contract with this rider after age 65, you will receive no benefit from the disability portion of this rider and the annual rider charge will remain the same.

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Example of the Waiver of Withdrawal Charge . Assume:
(i)	The Owner is diagnosed with a terminal illness after the Contract is issued.
(ii)	The Owner requests a withdrawal of $25,000 in Contract Year 3.
(iii)	The free withdrawal amount for Contract Year 3 is $10,000.
Without the Waiver of Withdrawal Charge Rider, the charge applicable to the $25,000 withdrawal would be $900 (($25,000 - $10,000) x 6.0%), and the Owner would receive $24,100 ($25,000 - $900). With the Waiver of Withdrawal Charge Rider, the $900 charge is waived, and the Owner receives the full $25,000.
Example of Credit Enhancement Recapture if the Extra Credit Rider is Purchased with the Waiver of Withdrawal Charge Rider. Assume:
(i)	The Owner purchased the 4.0% Extra Credit Rider and Waiver of Withdrawal Charge Rider at Contract issue.
(ii)	The initial Purchase Payment was $100,000
(ii)	The Owner was younger than age 65 when the Contract was purchased.
At the time the Contract is issued, $4,000 is applied as a Credit Enhancement.  Assume that six months after Contract issue, the Owner requests a withdrawal of $5,000.  The Credit Enhancement is recaptured from this withdrawal as follows:
     Withdrawal Amount        x Credit Enhancements Applied in Last 12 Months =
Total Purchase Payments
Made in Last 12 Months
$5,000    x  $4,000 = $200
$100,000
Alternate Withdrawal Charge — For an additional charge, as reflected in the Fee Table and the table of benefits above these riders make available an alternative withdrawal charge schedule. If you elect one of these riders , the Fixed Account is not available as an investment option under the Contract. You may select one of the following schedules at the time of purchase of the rider, which is available only at issue.
0-Year Schedule		4-Year Schedule
Purchase Payment Age (in years)	Withdrawal Charge	Purchase Payment Age (in years)	Withdrawal Charge
0 and over	0%	1	7%
		2	7%
		3	6%
		4	5%
		5 and over	0%

If you purchase one of these riders , the withdrawal charge schedule above will apply in lieu of the 7‑year withdrawal charge schedule described under “Contingent Deferred Sales Charge.” If the 4-Year Alternate Withdrawal Charge Rider has not yet been approved in your state, you may purchase a 3-Year Alternate Withdrawal Charge Rider, which provides a withdrawal charge of 7%, 6%, 5% and 0%, respectively, based upon Purchase Payment age (in years) of 1, 2, 3 and over. If you have also purchased the Extra Credit Rider, you may forfeit all or part of any Credit Enhancement in the event of a full or partial withdrawal. The amount of the Credit Enhancement forfeiture is calculated in accordance with the Extra Credit Rider. See “Extra Credit.” You should consider whether purchasing an Extra Credit Rider (which recaptures all or a portion of the related Credit Enhancements upon any withdrawal within seven years) with an Alternate Withdrawal Charge Rider (which provides a 0 or 4 year withdrawal charge schedule) is appropriate based on your circumstances. If you do not plan to take withdrawals in excess of the free withdrawal amount within seven years of the date of a Purchase Payment , this rider is not appropriate for you. See “Extra Credit.”
Fees for these riders will continue to apply even after the withdrawal charges under the seven-year withdrawal charge schedule are no longer applicable. Fees for these riders are imposed until the Annuity Start Date if Annuity

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Options 1 through 4, 7, or 8 are chosen and for the life of the Contract if Annuity Options 5 or 6 are chosen. The 4-Year Alternate Withdrawal Charge Rider provides a potential benefit only if a withdrawal is taken in the five to seven years after the applicable Purchase Payment date because for the first four years after the Purchase Payment date, the withdrawal charges are the same as they would be under the seven-year schedule. The Company expects to make a profit from the charge for these riders.
Example of the 0-Year Alternate Withdrawal Charge . Assume:
(i)	The Owner purchased the Contract with the 0-Year Alternate Withdrawal Charge Rider.
(ii)	The Owner requests a withdrawal of $25,000 in Contract Year 2.
(iii)	The free withdrawal amount for Contract Year 2 is $10,000.
Without the 0-Year Alternate Withdrawal Charge Rider, the charge applicable to the $25,000 withdrawal would be $1,050, calculated as follows: ($25,000 - $10,000) x 7% Withdrawal Charge, and the Owner would receive $23,950 ($25,000 - $1,050). With the 0-Year Alternate Withdrawal Charge Rider, there is no Withdrawal Charge, and the Owner receives the full $25,000.
Example of the 4-Year Alternate Withdrawal Charge . Assume:
(i)	The Owner purchased the Contract with the 4-Year Alternate Withdrawal Charge Rider.
(ii)	The Owner requests a withdrawal of $25,000 in Contract Year 5.
(iii)	The free withdrawal amount for Contract Year 5 is $10,000.
Without the 4-Year Alternate Withdrawal Charge Rider, the charge applicable to the $25,000 withdrawal would be $600, calculated as follows: ($25,000 - $10,000) x 4% Withdrawal Charge, and the Owner would receive $24,400 ($25,000 - $600). With the 4-Year Alternate Withdrawal Charge Rider, there is no Withdrawal Charge, and the Owner receives the full $25,000.
Riders Previously Available for Purchase — A number of other riders previously offered with the Contract are no longer available for purchase. Please refer to Appendix B – Riders No Longer Available – Available For Purchase Only Prior To February 1, 2010 and Appendix C – Automatic Bonus Credit Rider for descriptions of these riders.

Annuity Period

General — You select the Annuity Start Date at the time of application. The Annuity Start Date may not be prior to the third annual Contract anniversary and may not be deferred beyond the Annuitant’s 95th birthday, although the terms of a Qualified Plan and the laws of certain states may require that you start annuity payments at an earlier age. If you do not select an Annuity Start Date, the Annuity Start Date will be the later of the Annuitant’s 70th birthday or the tenth annual Contract anniversary. If you do not select an Annuity Option, annuity payments will not begin until you make a selection, which may be after the Annuity Start Date. For Contracts issued in Arizona on or after September 20, 2007, if no Annuity Start Date is selected, the Annuity Start Date will be the Annuitant’s 95th birthday. Any applicable death benefit will terminate at the Annuity Start Date without value. See “Selection of an Option.” If there are Joint Annuitants, the birth date of the older Annuitant will be used to determine the latest Annuity Start Date.
On the Annuity Start Date, the proceeds under the Contract will be applied to provide an annuity under one of the options described below. Each option is available in two forms—either as a variable annuity for use with the Subaccounts or as a fixed annuity for use with the Fixed Account. A combination variable and fixed annuity is also available. Variable annuity payments will fluctuate with the investment performance of the applicable Subaccounts while fixed annuity payments will not. Unless you direct otherwise, proceeds derived from Contract Value allocated to the Subaccounts will be applied to purchase a variable annuity and proceeds derived from Contract Value allocated to the Fixed Account will be applied to purchase a fixed annuity. The proceeds under the Contract will be equal to your Contract Value in the Subaccounts and the Fixed Account as of the Annuity Start Date, reduced by:
•	any applicable premium taxes;
•	any outstanding Contract Debt;

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•	for Options 1 through 4, 7 and 8, a pro rata account administration charge, if applicable; and
•	a withdrawal charge for Annuity Options 5, 6 and 7.
The Contract currently provides for eight Annuity Options. The Company may make other Annuity Options available upon request. The Company may discontinue the availability of one or more of these options at any time but will always offer a variable annuity option . Annuity payments under Annuity Options 1 through 4, 7 and 8 are based upon annuity rates that vary with the Annuity Option selected. In the case of Annuity Options 1 through 4 and 8, the annuity rates will vary based on the age and sex of the Annuitant, except that unisex rates are available where required by law. The annuity rates reflect the Annuitant’s life expectancy based upon the Annuitant’s age as of the Annuity Start Date and the Annuitant’s gender, unless unisex rates apply. The annuity rates are based upon the 1983(a) mortality table with mortality improvement under Projection Scale G and are adjusted to reflect an assumed interest rate of 3.5%, compounded annually, for the variable annuity. In the case of Annuity Option 7, the annuity rate is determined without reference to the age or sex of the Annuitant and is based upon the assumed interest rate.   In the case of Annuity Options 5 and 6 as described below, annuity payments are based upon Contract Value without regard to annuity rates.
Annuity Options 1 through 4 and 8 provide for payments to be made during the lifetime of the Annuitant. Annuity payments under such options cease in the event of the Annuitant’s death, unless the option provides for a guaranteed minimum number of payments, for example a life income with guaranteed payments of 5, 10, 15 or 20 years. The level of annuity payments will be greater for shorter guaranteed periods and less for longer guaranteed periods. Similarly, payments will be greater for life annuities than for joint and survivor annuities, because payments for life annuities are expected to be made for a shorter period.
You may elect to receive annuity payments on a monthly, quarterly, semiannual, or annual basis, although no payments will be made for less than $100. If the frequency of payments selected would result in payments of less than $100, the Company reserves the right to change the frequency. For example, if you select monthly payments and your payment amount would be $75 per month, the Company could elect to change your payment frequency to quarterly as less frequent payments will result in a larger payment amount (assuming the same amount is applied to purchase the annuity).
You may designate or change an Annuity Start Date, Annuity Option, or Annuitant, provided proper written notice is received by the Company at its Administrative Office at least 30 days prior to the Annuity Start Date set forth in the Contract. The date selected as the new Annuity Start Date must be at least 30 days after the date written notice requesting a change of Annuity Start Date is received at the Company’s Administrative Office.
Once annuity payments have commenced under Annuity Options 1 through 4 and 8, an Annuitant or Owner can-not change the Annuity Option and cannot make partial withdrawals or surrender his or her annuity for the Withdrawal Value. An Owner also cannot change the Annuity Option or make partial withdrawals or surrender his or her annuity for the Withdrawal Value if he or she has elected fixed annuity payments under Annuity Option 7. Under Annuity Options 5 and 6, an Owner may make full or partial withdrawals of Contract Value (other than systematic withdrawals), subject to any applicable withdrawal charge, premium tax charge, and pro rata account administration charge.
If an Owner has elected variable annuity payments or a combination of variable and fixed annuity payments under Annuity Option 7, an Owner may elect to withdraw the present value of future annuity payments, commuted at the assumed interest rate, subject to a reduction for any applicable withdrawal charge and any uncollected premium tax. However, the Owner cannot take systematic withdrawals. If the Owner elects a partial withdrawal under Annuity Option 7, future variable annuity payments will be reduced as a result of such withdrawal. The Company will make payment in the amount of the partial withdrawal requested and will reduce the amount of future annuity payments by a percentage that is equal to the ratio of (i) the partial withdrawal, plus any applicable withdrawal charge and any uncollected premium tax, over (ii) the present value of future annuity payments, commuted at the assumed interest rate. The number of Annuity Units used in calculating future variable annuity payments is reduced by the applicable percentage. The tax treatment of partial withdrawals taken after the Annuity Start Date is uncertain. Consult a tax advisor before requesting a withdrawal after the Annuity Start Date. The Owner may not make systematic withdrawals under Option 7. See “Value of Variable Annuity Payments: Assumed Interest Rate” for more information with regard to how the Company calculates variable annuity payments.
An Owner or Annuitant may transfer Contract Value among the Subaccounts during the Annuity Period, as was available during the accumulation phase, if variable annuity payments have been selected.

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The Contract specifies annuity tables for Annuity Options 1 through 4, 7 and 8, described below. The tables contain the guaranteed minimum dollar amount (per $1,000 applied) of the first annuity payment for a variable annuity and each annuity payment for a fixed annuity.
If you have purchased the Guaranteed Lifetime Withdrawal Benefit Rider and your Contract Value is greater than zero on the annuity Start Date, then instead of receiving the annuity payments described above, you may elect to receive annual annuity payments equal to the Annual Amount under the Rider as of the Annuity Start Date. If you choose to do so, then we will make annuity payments until the later of: (i) the death of the Covered Person (or until the later of the death of the Covered Person or Joint Covered Person, if applicable), or (ii) a fixed period equal to the Contract Value on the Annuity Start Date divided by the Annual Amount on the Annuity Start Date. If the Covered Person (or both the Covered Person and the Joint Covered Person, if applicable) dies before receiving the fixed number of annuity payments, then we will make any remaining annuity payments to the Designated Beneficiary. See “Guaranteed Lifetime Withdrawal Benefit Rider” in Appendix B – Riders No Longer Available – Available for Purchase Only Prior to February 1, 2010.
Annuity Options —
Option 1 — Life Income. Periodic annuity payments will be made during the lifetime of the Annuitant. It is possible under this Option for any Annuitant to receive only one annuity payment if the Annuitant’s death occurred prior to the due date of the second annuity payment, two if death occurred prior to the due date of the third annuity payment, etc. There is no minimum number of payments guaranteed under this option. Payments will cease upon the death of the Annuitant regardless of the number of payments received.
Option 2 — Life Income with Guaranteed Payments of 5, 10, 15 or 20 Years. Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that if, at the death of the Annuitant, payments have been made for less than a stated period, which may be five, ten, fifteen or twenty years, as elected by the Owner, annuity payments will be continued during the remainder of such period to the Designated Beneficiary. Upon the Annuitant’s death after the period certain, no further annuity payments will be made. If you have elected the Guaranteed Minimum Income Benefit Rider, the 6% Dollar for Dollar Guaranteed Minimum Income Benefit Rider, or the 6% Dollar for Dollar Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit Rider, you may apply the Minimum Income Benefit to purchase a Life Income Annuity with a 10-year period certain. The annuity rates under the rider are based upon the 1983(a) mortality table with mortality improvement under Projection Scale G and an interest rate of 2½% (2% for the 6% Dollar for Dollar Guaranteed Minimum Income Benefit and 6% Dollar for Dollar Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit Riders) in lieu of the rate described above.
Option 3 — Life with Installment or Unit Refund Option. Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that, if at the death of the Annuitant, the number of payments that has been made is less than the number determined by dividing the amount applied under this Annuity Option by the amount of the first payment, annuity payments will be continued to the Designated Beneficiary until that number of payments has been made. For example, if the Annuity start amount was $100,000 and the calculated monthly annuity payment was $550, 182 payments ($100,000 / $550) would be guaranteed for the life of the Annuitant. This means if the Annuitant dies before 182 payments have been made, the remaining annuity payments will be continued to the Designated Beneficiary.
Option 4 —
A. Joint and Last Survivor. Annuity payments will be made as long as either Annuitant is living. Upon the death of one Annuitant, annuity payments continue to the surviving Annuitant at the same or a reduced level of 75%, 66 2/3% or 50% of annuity payments as elected by the Owner at the time the Annuity Option is selected. With respect to fixed annuity payments, the amount of the annuity payment, and with respect to variable annuity payments, the number of Annuity Units used to determine the annuity payment, is reduced as of the first annuity payment following the Annuitant’s death. It is possible under this Option for only one annuity payment to be made if both Annuitants died prior to the second annuity payment due date, two if both died prior to the third annuity payment due date, etc. As in the case of Option 1, there is no minimum number of payments guaranteed under this Option 4A. Payments cease upon the death of the last surviving Annuitant, regardless of the number of payments received.
B. Joint and Last Survivor with Guaranteed Payments of 5, 10, 15 or 20 Years. You may also select Option 4 with guaranteed payments. Annuity payments will be made as long as either Annuitant is living. Upon the

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death of one Annuitant, annuity payments continue to the surviving Annuitant at the same level with the promise that if, at the death of the both Annuitants, payments have been made for less than a stated period, which may be five, ten, fifteen or twenty years, as elected by the Owner, annuity payments will be continued during the remainder of such period to the Designated Beneficiary. Upon the last death of the Annuitants after the period certain, no further annuity payments will be made. If you have elected the Guaranteed Minimum Income Benefit Rider, the 6% Dollar for Dollar Guaranteed Minimum Income Benefit Rider, or the 6% Dollar for Dollar Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit Rider, you may apply the Minimum Income Benefit to purchase a fixed Joint and Last Survivor Annuity with a 10-year period certain. The annuity rates under the rider are based upon the 1983(a) mortality table with mortality improvement under Projection Scale G and an interest rate of 2½% (2% for the 6% Dollar for Dollar Guaranteed Minimum Income Benefit and 6% Dollar for Dollar Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit Riders) in lieu of the rate described above.
Option 5 — Payments for Specified Period. Periodic annuity payments will be made for a fixed period, which may be from 5 to 20 years, as elected by the Owner. The amount of each annuity payment is determined by dividing Contract Value by the number of annuity payments remaining in the period. If, at the death of all Annuitants, payments have been made for less than the selected fixed period, the remaining unpaid payments will be paid to the Designated Beneficiary. The Company will continue to deduct any applicable monthly rider charge and pro rata account administration charge from Contract Value if you elect this option.
Option 6 — Payments of a Specified Amount. Periodic annuity payments of the amount elected by the Owner will be made until Contract Value is exhausted, with the guarantee that, if, at the death of all Annuitants, all guaranteed payments have not yet been made, the remaining unpaid payments will be paid to the Designated Beneficiary. The Company will continue to deduct any applicable monthly rider charge and pro rata account administration charge from Contract Value if you elect this option.
Option 7 — Period Certain. Periodic annuity payments will be made for a stated period, which may be 5, 10, 15 or 20 years, as elected by the Owner. This option differs from Option 5 in that annuity payments are calculated on the basis of Annuity Units rather than as a percentage of Contract Value. If the Annuitant dies prior to the end of the period, the remaining payments will be made to the Designated Beneficiary.
Option 8 — Joint and Contingent Survivor Option. Periodic annuity payments will be made during the life of the primary Annuitant. Upon the death of the primary Annuitant, payments will be made to the contingent Annuitant during his or her life. If the contingent Annuitant is not living upon the death of the primary Annuitant, no payments will be made to the contingent Annuitant. It is possible under this Option for only one annuity payment to be made if both Annuitants died prior to the second annuity payment due date, two if both died prior to the third annuity payment due date, etc. As in the case of Options 1 and 4A, there is no minimum number of payments guaranteed under this Option. Payments cease upon the death of the last surviving Annuitant, regardless of the number of payments received.
Value of Variable Annuity Payments: Assumed Interest Rate. The annuity tables in the Contract which are used to calculate variable annuity payments for Annuity Options 1 through 4, 7 and 8 are based on an “assumed interest rate” of 3.5%, compounded annually. Variable annuity payments generally increase or decrease from one annuity payment date to the next based upon the performance of the applicable Subaccounts during the interim period adjusted for the assumed interest rate. If the performance of the Subaccount selected is equal to the assumed interest rate, the annuity payments will remain constant. If the performance of the Subaccounts is greater than the assumed interest rate, the annuity payments will increase and if it is less than the assumed interest rate, the annuity payments will decline. A higher assumed interest rate would mean a higher initial annuity payment but the amount of the annuity payment would increase more slowly in a rising market (or the amount of the annuity payment would decline more rapidly in a declining market). A lower assumption would have the opposite effect.
The Company calculates variable annuity payments under Options 1 through 4, 7 and 8 using Annuity Units. The value of an Annuity Unit for each Subaccount is determined as of each Valuation Date and was initially $1.00. The Annuity Unit value of a Subaccount as of any subsequent Valuation Date is determined by adjusting the Annuity Unit value on the previous Valuation Date for (1) the interim performance of the corresponding Underlying Fund; (2) any dividends or distributions paid by the corresponding Underlying Fund; (3) the mortality and expense risk and administration charges; (4) the charges, if any, that may be assessed by the Company for taxes attributable to the operation of the Subaccount; and (5) the assumed interest rate.
The Company determines the number of Annuity Units used to calculate each variable annuity payment as of the Annuity Start Date. As discussed above, the Contract specifies annuity rates for Options 1 through 4, 7 and 8

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for each $1,000 applied to an Annuity Option. The proceeds under the Contract as of the Annuity Start Date, are divided by $1,000 and the result is multiplied by the rate per $1,000 specified in the annuity tables to determine the initial annuity payment for a variable annuity and the guaranteed monthly annuity payment for a fixed annuity.
On the Annuity Start Date, the Company divides the initial variable annuity payment by the value as of that date of the Annuity Unit for the applicable Subaccount to determine the number of Annuity Units to be used in calculating subsequent annuity payments. If variable annuity payments are allocated to more than one Subaccount, the number of Annuity Units will be determined by dividing the portion of the initial variable annuity payment allocated to a Subaccount by the value of that Subaccount’s Annuity Unit as of the Annuity Start Date. The initial variable annuity payment is allocated to the Subaccounts in the same proportion as the Contract Value is allocated as of the Annuity Start Date. The number of Annuity Units will remain constant for subsequent annuity payments, unless the Owner transfers Annuity Units among Subaccounts or makes a withdrawal under Option 7.
Subsequent variable annuity payments are calculated by multiplying the number of Annuity Units allocated to a Subaccount by the value of the Annuity Unit as of the date of the annuity payment. If the annuity payment is allocated to more than one Subaccount, the annuity payment is equal to the sum of the payment amount determined for each Subaccount.
Selection of an Option — You should carefully review the Annuity Options with your financial or tax adviser. If you have questions about the calculation of the payment amount under a particular Annuity Option, you can contact the Company at 1-800-888-2461. For Contracts used in connection with a Qualified Plan, reference should be made to the terms of the particular plan and the requirements of the Internal Revenue Code for pertinent limitations respecting annuity payments and other matters. For instance, Qualified Plans generally require that distributions begin no later than April 1 of the calendar year following the year in which the Annuitant reaches age 72. In addition, under Qualified Plans, not all Annuity Options will satisfy required minimum distribution rules, particularly as those rules apply to your beneficiary after your death. Beginning with Owner deaths occurring on or after January 1, 2020, subject to certain exceptions, most non-spouse beneficiaries must complete distributions within ten years of the Owner’s death in order to satisfy required minimum distribution rules. Consult a tax adviser before electing an Annuity Option. The Company does not allow the Annuity Start Date to be deferred beyond the Annuitant’s 95th birthday.
The Fixed Account

The Fixed Account is not available in all states. Even if it is available in your state, the Fixed Account is not available if you select the Extra Credit Rider at 4% or the 0-Year or 4-Year Alternate Withdrawal Charge Rider. If the Fixed Account and Loan Account are important to you, you should not select the foregoing optional riders. (The Fixed Account also is not available if you purchased the Extra Credit Rider at 3% or 5% or the Guaranteed Lifetime Withdrawal Benefit Rider. See Appendix B – Riders No Longer Available – Available for Purchase Only Prior to February 1, 2010.)
If the Fixed Account is available under your Contract, you may allocate all or a portion of your Purchase Payments and transfer Contract Value to the Fixed Account. Amounts allocated to the Fixed Account become part of the Company’s General Account, which supports the Company’s insurance and annuity obligations. The General Account is subject to regulation and supervision by the Kansas Insurance Department and is also subject to the insurance laws and regulations of other jurisdictions in which the Contract is distributed. In reliance on certain exemptive and exclusionary provisions, interests in the Fixed Account have not been registered as securities under the Securities Act of 1933 (the “1933 Act”) and the Fixed Account has not been registered as an investment company under the Investment Company Act of 1940 (the “1940 Act”). Accordingly, neither the Fixed Account nor any interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act. This disclosure, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in this Prospectus. This Prospectus is generally intended to serve as a disclosure document only for aspects of a Contract involving the Separate Account and contains only selected information regarding the Fixed Account. For more information regarding the Fixed Account, see “The Contract.”
Amounts allocated to the Fixed Account become part of the General Account of the Company, which consists of all assets owned by the Company other than those in the Separate Account and other separate accounts of the Company. Subject to applicable law, the Company has sole discretion over investment of the assets of its General

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Account. Please note that any amounts we guarantee in connection with the Fixed Account are subject to our financial strength and claims-paying ability.
Interest — Contract Value allocated to the Fixed Account earns interest at a fixed rate or rates that are paid by the Company. The Contract Value in the Fixed Account earns interest at an interest rate that is guaranteed to be at least a specified minimum (“Guaranteed Rate”). The Guaranteed Rate accrues daily and ranges from an annual effective rate of 1% to 3% based upon the state in which the Contract is issued and the requirements of that state. Such interest will be paid regardless of the actual investment experience of the Fixed Account. The principal, after charges and deductions, also is guaranteed. In addition, the Company may in its discretion pay interest at a rate (“Current Rate”) that exceeds the Guaranteed Rate. The Company will determine the Current Rate, if any, from time to time. Because the Company may declare a Current Rate in its sole discretion, you assume the risk that interest credited to Contract Value in the Fixed Account may not exceed the Guaranteed Rate.
Contract Value allocated or transferred to the Fixed Account will earn interest at the Guaranteed Rate (or Current Rate, if any, in effect on the date such portion of Contract Value is allocated or transferred to the Fixed Account). The Current Rate paid on any such portion of Contract Value allocated or transferred to the Fixed Account will be guaranteed for rolling periods of one or more years (each a “Guarantee Period”). The Company currently offers only Guarantee Periods of one year. Upon expiration of any Guarantee Period, a new Guarantee Period of the same duration begins with respect to that portion of Contract Value, which will earn interest at the Current Rate, if any, declared on the first day of the new Guarantee Period.
Because the Company may, in its sole discretion, anticipate changing the Current Rate from time to time, Contract Value allocated or transferred to the Fixed Account at one point in time may be credited with a different Current Rate than amounts allocated or transferred to the Fixed Account at another point in time. For example, amounts allocated to the Fixed Account in June may be credited with a different current rate than amounts allocated to the Fixed Account in July. In addition, if Guarantee Periods of different durations are offered, Contract Value allocated or transferred to the Fixed Account for a Guarantee Period of one duration may be credited with a different Current Rate than amounts allocated or transferred to the Fixed Account for a Guarantee Period of a different duration. Therefore, at any time, various portions of your Contract Value in the Fixed Account may be earning interest at different Current Rates depending upon the point in time such portions were allocated or transferred to the Fixed Account and the duration of the Guarantee Period. The Company bears the investment risk for the Contract Value allocated to the Fixed Account and for paying interest at the Guaranteed Rate on amounts allocated to the Fixed Account.
For purposes of determining the interest rates to be credited on Contract Value in the Fixed Account, transfers from the Fixed Account pursuant to the Dollar Cost Averaging or Asset Reallocation Options will be deemed to be taken in the following order: (1) from any portion of Contract Value allocated to the Fixed Account for which the Guarantee Period expires during the calendar month in which the withdrawal, loan, or transfer is effected; (2) then in the order beginning with that portion of such Contract Value which has the longest amount of time remaining before the end of its Guarantee Period and (3) ending with that portion which has the least amount of time remaining before the end of its Guarantee Period. For more information about transfers and withdrawals from the Fixed Account, see “Transfers and Withdrawals From the Fixed Account.”
If permitted by your Contract, the Company may discontinue accepting Purchase Payments or transfers into the Fixed Account at any time.
DCA Plus Account — The DCA Plus Account is not available in all states. If it is available in your state, you may allocate all or part of your initial Purchase Payment to the DCA Plus Account, which is part of the Company’s Fixed Account. The rate of Current Interest declared by the Company for the DCA Plus Account will be fixed for the applicable DCA Plus Period, which is a six-month or 12-month period that begins as of the Valuation Date your Purchase Payment is applied to the DCA Plus Account. If you would like to allocate your initial Purchase Payment to the DCA Plus Account, you must complete a DCA Plus form, which is available upon request. Upon the form, you must select the applicable DCA Plus Period, the Subaccounts to which monthly transfers from the DCA Plus Account will be made, and the percentage to be allocated to each such Subaccount. Transfers from the DCA Plus Account to the Fixed Account are not permitted.

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The Company will transfer your Contract Value allocated to the DCA Plus Account to the Subaccounts that you select on a monthly basis over the DCA Plus Period. The Company will effect each transfer on the monthly anniversary of the date that your Purchase Payment is allocated to the DCA Plus Account, and the first such transfer will be made on the first monthly anniversary of that date. The amount of each monthly transfer is found by dividing Contract Value allocated to the DCA Plus Account by the number of months remaining in the DCA Plus Period. The Company may declare a rate of Current Interest for the DCA Plus Account that differs from the rate declared for the Fixed Account.
You may allocate only Purchase Payments to the DCA Plus Account, and transfers of Contract Value to this account are not permitted under the Contract. Any Purchase Payments allocated to the DCA Plus Account must be made during the DCA Plus Period and will be transferred to the Subaccounts over the months remaining in the DCA Plus Period. The DCA Plus Account is not available if you have purchased the Extra Credit Rider at 3%, 4% or 5%, the 0-Year or 4-Year Alternate Withdrawal Charge Rider or the Guaranteed Lifetime Withdrawal Benefit Rider, or if the DCA Plus Period has expired. You may terminate your allocation to the DCA Plus Account by sending a written request to transfer all Contract Value allocated to the DCA Plus Account to one or more of the Subaccounts.
Death Benefit — The death benefit under the Contract will be determined in the same fashion for a Contract that has Contract Value allocated to the Fixed Account as for a Contract that has Contract Value allocated to the Subaccounts. See “Death Benefit.”
Contract Charges — Premium taxes and the account administration, optional rider and withdrawal charges will be the same for Owners who allocate Purchase Payments or transfer Contract Value to the Fixed Account as for those who allocate Purchase Payments or transfer Contract Value to the Subaccounts. For Contract Value that is allocated to the Fixed Account, any optional rider charges are deducted from Current Interest. The charges for mortality and expense risks and the administration charge will not be assessed against the Fixed Account, and any amounts that the Company pays for income taxes allocable to the Subaccounts will not be charged against the Fixed Account. In addition, you will not pay directly or indirectly the investment advisory fees and other operating expenses of the Underlying Funds to the extent Contract Value is allocated to the Fixed Account, and you will not participate in the investment experience of the Subaccounts.
Transfers and Withdrawals from the Fixed Account — You may transfer amounts from the Subac-counts to the Fixed Account and from the Fixed Account to the Subaccounts, subject to the following limitations. Transfers from the Fixed Account are allowed only (1) during the calendar month in which the applicable Guarantee Period expires, (2) pursuant to the Dollar Cost Averaging Option, provided that such transfers are scheduled to be made over a period of not less than one year, and (3) pursuant to the Asset Reallocation Option, provided that, upon receipt of the Asset Reallocation request, Contract Value is allocated among the Fixed Account and the Subaccounts in the percentages selected by the Owner without violating the restrictions on transfers from the Fixed Account set forth in (1) above. Accordingly, if you desire to implement the Asset Reallocation Option, you should do so at a time when Contract Value may be transferred from the Fixed Account to the Subaccounts without violating the restrictions on transfers from the Fixed Account. Once you implement an Asset Reallocation Option, the restrictions on transfers will not apply to transfers made pursuant to the Option.
The minimum amount that you may transfer from the Fixed Account to the Subaccounts is the lesser of (i) $500 or (ii) the amount of Contract Value for which the Guarantee Period expires in the calendar month that the transfer is effected. Transfers of Contract Value pursuant to the Dollar Cost Averaging and Asset Reallocation Options are not currently subject to any minimums. The Company reserves the right to limit the number of transfers permitted each Contract Year to 14 transfers, to suspend transfers and to limit the amount that may be subject to transfers. See “Transfers of Contract Value.”
If Purchase Payments are allocated (except Purchase Payments made pursuant to an Automatic Investment Program), or Contract Value is transferred, to the Fixed Account, any transfers from the Fixed Account in connection with the Dollar Cost Averaging or Asset Reallocation Options will automatically terminate as of the date of such Purchase Payment or transfer. You may reestablish Dollar Cost Averaging or Asset Reallocation by submitting a written request to the Company. However, if for any reason a Dollar Cost Averaging Option is canceled, you may only reestablish the option after the expiration of the next anniversary that corresponds to the period selected in establishing the option.

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You may also make full or partial withdrawals to the same extent as if you had allocated Contract Value to the Subaccounts. However, no partial withdrawal request will be processed which would result in the withdrawal of Contract Value from the Loan Account. See “Full and Partial Withdrawals” and “Systematic Withdrawals.” In addition, to the same extent as Owners with Contract Value in the Subaccounts, the Owner of a Contract used in connection with a Qualified Plan may obtain a loan if so permitted under the terms of the Qualified Plan. See “Loans.”
Payments from the Fixed Account — Full and partial withdrawals, loans, and transfers from the Fixed Account may be delayed for up to six months after a request in good order is received by the Company at its Administrative Office. During the period of deferral, interest at the applicable interest rate or rates will continue to be credited to the amounts allocated to the Fixed Account.
More About the Contract

Ownership — The Owner is the person named as such in the application or in any later change shown in the Company’s records. While living, the Owner alone has the right to receive all benefits and exercise all rights that the Contract grants or the Company allows. The Owner may be an entity that is not a living person such as a trust or corporation referred to herein as “Non‑natural Persons.” See “Federal Tax Matters.”
Joint Owners. The Joint Owners will be joint tenants with rights of survivorship and upon the death of an Owner, the surviving Owner shall be the sole Owner. Any Contract transaction requires the signature of all persons named jointly.
Designation and Change of Beneficiary — The Designated Beneficiary is the person having the right to the death benefit, if any, payable upon the death of the Owner or Joint Owner prior to the Annuity Start Date. The Designated Beneficiary is the first person on the following list who, if a natural person, is alive on the date of death of the Owner or the Joint Owner: the Owner; the Joint Owner; the Primary Beneficiary; the Secondary Beneficiary; the Annuitant; or if none of the above are alive, the Owner’s estate. The Primary Beneficiary is the individual named as such in the application or any later change shown in the Company’s records. The Primary Beneficiary will receive the death benefit of the Contract only if he or she is alive on the date of death of both the Owner and any Joint Owner prior to the Annuity Start Date. Because the death benefit of the Contract goes to the first person on the above list who is alive on the date of death of any Owner, careful consideration should be given to the manner in which the Contract is registered, as well as the designation of the Primary Beneficiary. The Owner may change the Primary Beneficiary at any time while the Contract is in force by written request on forms provided by the Company and received by the Company at its Administrative Office. The change will not be binding on the Company until it is received and recorded at its Administrative Office. The change will be effective as of the date this form is signed subject to any payments made or other actions taken by the Company before the change is received and recorded. A Secondary Beneficiary may be designated. The Owner may designate a permanent Beneficiary whose rights under the Contract cannot be changed without his or her consent.
Reference should be made to the terms of a particular Qualified Plan and any applicable law for any restrictions or limitations on the designation of a Beneficiary. Some qualified plans do not allow the designation of any primary beneficiary other than a spouse unless the spouse consents to such designation and the consent is witnessed by a plan representative or a notary public. Not all Annuity Options will satisfy required minimum distribution rules for every Beneficiary.
Dividends — The Contract does not share in the surplus earnings of the Company, and no dividends will be paid.
Payments from the Separate Account — The Company generally will pay any full or partial withdrawal (including a systematic withdrawal) or death benefit proceeds from Contract Value allocated to the Subaccounts within seven days after a proper request is received at the Company’s Administrative Office. However, the Company can postpone such a payment from the Subaccounts to the extent permitted under applicable law, which is currently permissible only for any period:
•	During which the NYSE is closed other than customary weekend and holiday closings,
•	During which trading on the NYSE is restricted as determined by the SEC,

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•
During which an emergency, as determined by the SEC, exists as a result of which (i) disposal of securities held by the Separate Account is not reasonably practicable, or (ii) it is not reasonably practicable to determine the value of the assets of the Separate Account, or

•	For such other periods as the SEC may by order permit for the protection of investors.
The Company reserves the right to delay payments of any full or partial withdrawal until all of your Purchase Payment checks have been honored by your bank.
If, pursuant to SEC rules, the Invesco V.I. Government Money Market Fund chooses to suspend payments of redemption proceeds by imposing a temporary “redemption gate,” we will delay payment of any transfer, full or partial withdrawal, or death benefit from the Invesco V.I. Government Money Market Subaccount until the Fund redemption gate has been lifted.
Proof of Age and Survival — The Company may require proof of age or survival of any person on whose life annuity payments depend.
Misstatements — If you misstate the age or sex of an Annuitant or age of an Owner, the correct amount paid or payable by the Company under the Contract shall be such as the Contract Value would have provided for the correct age or sex (unless unisex rates apply).
Cyber Security and Certain Business Continuity Risks — Our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, so that our business is potentially susceptible to operational and information security risks resulting from a cyber-attack. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Cyber security risks may also impact the issuers of securities in which the Underlying Funds invest, which may cause the funds underlying your Contract to lose value. There can be no assurance that we or the Underlying Funds or our service providers will avoid losses affecting your Contract due to cyber-attacks or information security breaches in the future.
Cyber-attacks and other disruptive events including, but not limited to, natural disasters and public health crises (like COVID‑19) that affect us, the Underlying Funds, intermediaries and other affiliated or third-party service providers may adversely impact our ability to conduct business, including if our employees or the employees of our service providers are unable or unwilling to perform their responsibilities as a result of any such event, and these disruptions may also impact your Contract Value. For instance, such disruptions may interfere with our processing of Contract transactions, including the processing of orders from our website or with the Underlying Funds, impact our ability to calculate Accumulation Unit values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. In the event of such a disruption, although our employees and the employees of our third-party service providers are able to work remotely, those remote work arrangements may result in our business operations being less efficient than under normal circumstances and could lead to delays in processing Contract transactions, including the processing of orders from Owners. For more information on the risks associated with owning the Contract, see “Principal Risks of Investing in the Contract.”
Loans — If you own a Contract issued in connection with a retirement plan that is qualified under Section 403(b) of the Internal Revenue Code, you may be able to borrow money under your Contract using the Contract Value as the only security for the loan . Whether you can borrow money will depend on the terms of your Employer’s 403(b) plan or program. If you are permitted, you may obtain a loan by submitting a proper written request to the Company. A loan must be taken and repaid prior to the Annuity Start Date. The minimum loan that may be taken is $1,000. The maximum amount of all loans on all contracts combined is generally equal to the lesser of: (1) $50,000 reduced by the excess of: (a) the highest outstanding loan balance within the preceding 12-month period ending on the day before the date the loan is made; over (b) the outstanding loan balance on the date the loan is made; or (2) 50% of the Contract Values or $10,000, whichever is greater (the $10,000 limit is not available for Contracts issued under a 403(b) Plan subject to the Employee Retirement Income Security Act of 1974). For loans issued under plans that are subject to ERISA, the maximum amount of all loans is the lesser of: (1) $50,000 reduced by the excess of: (a) the highest outstanding loan balance within the preceding 12-month period ending on the day before the date

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the loan is made; over (b) the outstanding loan balance on the date the loan is made; or (2) 50% of your Contract Value. In any case, the maximum loan balance outstanding at any time may not exceed 80% of Contract Value, and the Company reserves the right to limit to one the number of loans outstanding at any time. The Internal Revenue Code requires aggregation of all loans made to an individual employee under a single employer plan. However, since the Company may have no information concerning outstanding loans with other providers, we may only be able to use information available under annuity contracts issued by us, and you will be responsible for determining your loan limits considering loans from other providers. If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that loans you request comply with applicable tax requirements and to decline requests that are not in compliance. Reference should be made to the terms of your particular Employer’s Plan or program for any additional loan restrictions.
Upon receipt by the Company of a written loan application and agreement and subject to the Company’s approval (which approval or disapproval may be postponed for up to six months after receipt of the loan application), Contract Value in an amount equal to the loan amount is withdrawn from the Subaccounts and/or the Fixed Account proportionately as they are currently invested in the Subaccounts and/or the Fixed Account and transferred into an account called the “Loan Account,” which is an account within the Fixed Account. Amounts allocated to the Loan Account earn 3.0% on an annual basis. The Owner’s Contract must provide a Fixed Account option for the Owner to be eligible to take a loan. See “The Fixed Account” to determine its availability.
Interest will be charged for the loan and will accrue on the loan balance from the effective date of any loan. The loan interest rate will be as declared from time to time by the Company but once a loan has been issued, the Company will not change the loan interest rate. The loan interest amount will never be greater than an amount equal to 5.16% plus the total charges for riders you have selected. For example, if you selected the Annual Stepped Up Death Benefit Rider with an annual charge of 0.20%, the loan interest rate is guaranteed not to exceed 5.36% (5.16% + 0.20%). The net cost of a loan is the interest rate charged by the Company less the interest rate credited. We are not responsible for determining whether this interest rate is “reasonable” as required by ERISA for loans under ERISA covered 403(b) plans.
Loans must be repaid within five years, unless the loan is used to acquire your principal residence, in which case the loan must be repaid within 30 years. In either event, your loan must be repaid prior to the Annuity Start Date. You must make loan repayments on at least a quarterly basis, and you may prepay your loan at any time. There is required no minimum payment. You must label each loan payment as such. If not labeled as a loan payment, amounts received by the Company will be treated as Purchase Payments. Upon receipt of a loan payment, the Company will transfer Contract Value from the Loan Account to the Fixed Account and/or the Subaccounts according to your current instructions with respect to Purchase Payments in an amount equal to the amount by which the payment reduces the amount of the loan outstanding.
If you do not make any required loan payment by the end of the calendar quarter following the calendar quarter in which the missed payment was due, the TOTAL OUTSTANDING LOAN BALANCE will be deemed to be in default for tax reporting purposes. The total outstanding loan balance, which includes accrued interest, will be reported as income to the Internal Revenue Service (“IRS”) on form 1099‑R for the year in which the default occurred. The Company may agree to extend these deadlines for late payments within any limits imposed by IRS regulations. This deemed distribution may be subject to a 10% penalty tax, which is imposed upon distributions prior to the Owner attaining age 59½. Once a loan has defaulted, regularly scheduled loan payments will not be accepted by the Company. No new loans will be allowed while a loan is in default. Interest will continue to accrue on a loan in default. Contract Value equal to the amount of the accrued interest may be transferred to the Loan Account. If a loan continues to be in default, the total outstanding balance may be deducted from Contract Value on or after the Contract Owner attains age 59½. The Contract will terminate automatically if the outstanding loan balance of a loan in default equals or exceeds the Withdrawal Value. Contract Value will be used to repay the loan and any applicable withdrawal charges. Because of the adverse tax consequences associated with defaulting on a loan, you should carefully consider your ability to repay the loan and should consult with a tax adviser before requesting a loan.
While the amount to secure the loan is held in the Loan Account, you forego the investment experience of the Subaccounts and the Current Rate of interest on the Fixed Account. The Contract Value at surrender and the death proceeds payable will be reduced by the amount of any outstanding Contract Debt plus accrued interest. Outstanding Contract Debt will reduce the amount of proceeds paid upon full withdrawal, upon payment of the death benefit, and upon annuitization. In addition, no partial withdrawal will be processed which would result in the withdrawal of Contract Value from the Loan Account. If a Guaranteed Growth Death Benefit Rider or Guaranteed

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Minimum Income Benefit Rider is in effect, amounts allocated to the Loan Account will earn the minimum rate of interest guaranteed under the Fixed Account for the purpose of calculating the benefit under any such Rider. Until the loan is repaid, the Company reserves the right to restrict any transfer of the Contract which would otherwise qualify as a transfer permitted in the Internal Revenue Code.
In the event that you elect to exchange your Contract for a contract of another company, you will need to either pay off your loan prior to the exchange or incur tax consequences in that you will be deemed to have received a taxable distribution in the amount of the outstanding loan balance.
You should consult with your tax adviser on the effect of a loan.
If you purchased the Guaranteed Lifetime Withdrawal Benefit Rider, you were required to repay any outstanding loan before we issued the Rider, and you may not take a new loan while the Rider is in effect.
Restrictions on Withdrawals from Qualified Plans — Generally, a Qualified Plan under Code sections 401(a), 403(b) or 457 may not permit for the distribution or withdrawal of amounts accumulated under the Plan until after a fixed number of years, the attainment of a stated age or upon the occurrence of a specific event such as hardship, disability, retirement, death or termination of employment. Therefore, if you own a Contract purchased in connection with one of these Qualified Plans , you may not be entitled to make a full or partial withdrawal (including systematic withdrawals), as described in this Prospectus, unless one of the above-described conditions has been satisfied. For this reason, you should refer to the terms of your particular Qualified Plan, the Internal Revenue Code and other applicable law for any limitation or restriction on distributions and withdrawals, including the 10% penalty tax that may be imposed in the event of a distribution from a Qualified Plan before the participant reaches age 59½. See the discussion under “Tax Penalties.”
Section 403(b) imposes restrictions on certain distributions from tax-sheltered annuity contracts meeting the requirements of Section 403(b). Section 403(b) requires that distributions from Section 403(b) tax-sheltered annuities that are attributable to employee contributions made after December 31, 1988 under a salary reduction agreement begin only after the employee (i) reaches age 59½, (ii) has a severance from employment, (iii) dies, (iv) becomes disabled, or (v) incurs a hardship. Furthermore, distributions of gains attributable to such contributions accrued after December 31, 1988 may not be made on account of hardship. Hardship, for this purpose, is generally defined as an immediate and heavy financial need, such as paying for medical expenses, the purchase of a residence, paying certain tuition expenses, paying for funeral expenses, paying for casualty losses on your principal residence, or paying amounts needed to avoid eviction or foreclosure that may only be met by the distribution.
If you own a Contract purchased as a tax-sheltered Section 403(b) annuity contract, you will not, therefore, be entitled to make a full or partial withdrawal, as described in this Prospectus, in order to receive proceeds from the Contract attributable to contributions under a salary reduction agreement or any gains credited to such Contract after December 31, 1988 unless one of the above-described conditions has been satisfied. In the case of transfers of amounts accumulated in a different Section 403(b) contract to this Contract under a Section 403(b) program, the withdrawal constraints described above would not apply to the amount transferred to the Contract designated as attributable to the Owner’s December 31, 1988 account balance under the old contract, provided the amounts transferred between contracts qualified as a rollover under the Internal Revenue Code. An Owner of a Contract may be able to transfer the Contract’s Withdrawal Value to certain other investment alternatives meeting the requirements of Section 403(b) that are available under an employer’s Section 403(b) arrangement.
Your particular Qualified Plan or 403(b) plan or program may have additional restrictions on distributions that may also be followed for your Contract. The distribution or withdrawal of amounts under a Contract purchased in connection with a Qualified Plan may result in the receipt of taxable income to the Owner or Annuitant and in some instances may also result in a penalty tax. Therefore, you should carefully consider the tax consequences of a distribution or withdrawal under a Contract and you should consult a competent tax adviser. See “Federal Tax Matters.”
If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender or transfer, you consent to the sharing of confidential information about you, the contract, and transactions under the contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.

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Restrictions under the Texas Optional Retirement Program — If you are a Participant in the Texas Optional Retirement Program, your Contract is subject to restrictions required under the Texas Government Code. In accordance with those restrictions, you will not be permitted to make withdrawals prior to your retirement, death or termination of employment in a Texas public institution of higher education and may not receive a loan from your Contract.
Federal Tax Matters

Introduction — The Contract described in this Prospectus is designed for use by individuals in retirement plans which may or may not be Qualified Plans under the provisions of the Internal Revenue Code (“Code”). The ultimate effect of federal income taxes on the amounts held under a Contract, on annuity payments, and on the economic benefits to the Owner, the Annuitant, and the Beneficiary or other payee will depend upon the type of retirement plan, if any, for which the Contract is purchased, the tax and employment status of the individuals involved and a number of other factors. The discussion contained herein and in the Statement of Additional Information is general in nature and is not intended to be an exhaustive discussion of all questions that might arise in connection with a Contract. It is based upon the Company’s understanding of the present federal income tax laws as currently interpreted by the Internal Revenue Service (“IRS”) as of the date of this Prospectus , and is not intended as tax advice. No representation is made regarding the likelihood of continuation of the present federal income tax laws or of the current interpretations by the IRS or the courts. Future legislation may affect annuity contracts adversely. Moreover, no attempt has been made to consider any applicable state or other laws. Because of the inherent complexity of the tax laws and the fact that tax results will vary according to the particular circumstances of the individual involved and, if applicable, the Qualified Plan, a person should consult with a qualified tax adviser regarding the purchase of a Contract, the selection of an Annuity Option under a Contract, the receipt of annuity payments under a Contract or any other transaction involving a Contract. The Company does not make any guarantee regarding the tax status of, or tax consequences arising from, any Contract or any transaction involving the Contract.
Tax Status of the Company and the Separate Account —
General. The Company intends to be taxed as a life insurance company under Part I, Subchapter L of the Code. Because the operations of the Separate Account form a part of the Company, the Company will be responsible for any federal income taxes that become payable with respect to the income of the Separate Account and its Subaccounts.
Charge for the Company’s Taxes. A charge may be made for any federal taxes incurred by the Company that are attributable to the Separate Account, the Subaccounts or to the operations of the Company with respect to the Contract or attributable to payments, premiums, or acquisition costs under the Contract. The Company will review the question of a charge to the Separate Account, the Subaccounts or the Contract for the Company’s federal taxes periodically. Charges may become necessary if, among other reasons, the tax treatment of the Company or of income and expenses under the Contract is ultimately determined to be other than what the Company currently believes it to be, if there are changes made in the federal income tax treatment of variable annuities at the insurance company level, or if there is a change in the Company’s tax status.
Under current laws, the Company may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, the Company reserves the right to charge the Separate Account or the Subaccounts for such taxes, if any, attributable to the Separate Account or Subaccounts.
Diversification Standards. Each Underlying Fund will be required to adhere to regulations adopted by the Treasury Department pursuant to Section 817(h) of the Code prescribing asset diversification requirements for investment companies whose shares are sold to insurance company separate accounts funding variable contracts. Pursuant to these regulations, on the last day of each calendar quarter (or on any day within 30 days thereafter), no more than 55% of the total assets of an Underlying Fund may be represented by any one investment, no more than 70% may be represented by any two investments, no more than 80% may be represented by any three investments, and no more than 90% may be represented by any four investments. For purposes of Section 817(h), securities of a single issuer generally are treated as one investment but obligations of the U.S. Treasury and each U.S. Governmental agency or instrumentality generally are treated as securities of separate issuers. The Separate Account, through the Underlying Fund, intends to comply with the diversification requirements of Section 817(h).

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Owner Control. In certain circumstances, owners of Non-Qualified variable annuity contracts may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includable currently in the variable contractowner’s gross income. The ownership rights under the Contract are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets. For example, the Owner has additional flexibility in allocating Purchase Payments and Contract Values. While the Company does not think that such will be the case, these differences could result in an Owner being treated as the owner of a pro rata portion of the assets of the Separate Account. The Company nonetheless reserves the right to modify the Contract, as it deems appropriate, to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Separate Account. Moreover, in the event that regulations are adopted or rulings are issued, there can be no assurance that the Underlying Funds will be able to operate as currently described in the Prospectus, or that the Underlying Funds will not have to change their investment objectives or investment policies.
Income Taxation of Annuities in General—Non‑Qualified Contracts — Section 72 of the Code governs the taxation of annuities. In general, a contract owner is not taxed on increases in value under an annuity contract until some form of distribution is made under the contract. However, the increase in value may be subject to tax currently under certain circumstances. See “Contracts Owned by Non‑Natural Persons,” “Diversification Standards,” and “Owner Control.” Withholding of federal income taxes on all distributions may be required unless a recipient who is eligible elects not to have any amounts withheld and properly notifies the Company of that election.
Withdrawals Prior to the Annuity Start Date. Code Section 72 provides generally that amounts received upon a total or partial withdrawal (including systematic withdrawals or withdrawals made to pay the fees of an investment adviser ) from a Non-Qualified Contract prior to the Annuity Start Date generally will be treated as gross income to the extent that the cash value of the Contract immediately before the withdrawal (determined without regard to any withdrawal charge in the case of a partial withdrawal) exceeds the “investment in the contract.” The “investment in the contract” is that portion, if any, of Purchase Payments paid under a Contract less any distributions received previously under the Contract that are excluded from the recipient’s gross income. The taxable portion is taxed as ordinary income tax rates. For purposes of this rule, a pledge or assignment of a contract is treated as a payment received on account of a partial withdrawal of a Contract.
Amounts distributed from a Contract because of your death or the death of the Annuitant are generally treated as income to the recipient. If distributed in a lump sum, such payments are taxed in the same manner as if the Contract had been surrendered, and if distributed under an Annuity Option, they are taxed in the same manner as annuity payments. For Non-Qualified Contracts, all or a portion of the charges deducted from your Contract Value to pay advisory fees to a financial intermediary may be subject to federal and state income taxes and a 10% federal penalty tax. A tax-free partial exchange may become taxable if an advisory fee is paid from your Contract Value within 180 days of the partial exchange. Consult your tax adviser for advice concerning tax-free partial exchanges. Amounts distributed as loans are generally not taxable, as loans are only permitted for Contracts issued in connection with a retirement plan that is qualified under Section 403(b) of the Internal Revenue Code. Such loan amounts become taxable in the event of default. See “Loans.”
Surrenders. Upon a complete surrender, the receipt is taxable to the extent that the cash value of the Contract exceeds the investment in the Contract. The taxable portion of such payments will be taxed as ordinary income tax rates.
Annuity Payments. For fixed annuity payments, the taxable portion of each payment generally is determined by using a formula known as the “exclusion ratio,” which establishes the ratio that the investment in the Contract bears to the total expected amount of annuity payments for the term of the Contract. That ratio is then applied to each payment to determine the non‑taxable portion of the payment. The remaining portion of each payment is taxed at ordinary income rates. For variable annuity payments, the taxable portion of each payment is determined by using a formula known as the “excludable amount,” which establishes the non‑taxable portion of each payment. The non‑taxable portion is a fixed dollar amount for each payment, determined by dividing the investment in the Contract by the number of payments to be made. The remainder of each variable annuity payment is taxable. Once the excludable portion of annuity payments to date equals the investment in the Contract, the balance of the annuity payments will be fully taxable.

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Penalty Tax on Certain Surrenders and Withdrawals. With respect to amounts withdrawn or distributed before the taxpayer reaches age 59½, a penalty tax is imposed equal to 10% of the portion of such amount which is includable in gross income. However, the penalty tax is not applicable to withdrawals: (i) made on or after the death of the owner (or where the owner is not an individual, the death of the “primary annuitant,” who is defined as the individual the events in whose life are of primary importance in affecting the timing and amount of the payout under the Contract); (ii) attributable to the taxpayer’s becoming totally disabled within the meaning of Code Section 72(m)(7); (iii) which are part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer, or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary; (iv) from certain qualified plans; (v) under a so-called qualified funding asset (as defined in Code Section 130(d)); (vi) under an immediate annuity contract; or (vii) which are purchased by an employer on termination of certain types of qualified plans and which are held by the employer until the employee separates from service.
If the penalty tax does not apply to a surrender or withdrawal as a result of the application of item (iii) above, and the series of payments are subsequently modified (other than by reason of death or disability), the tax for the first year in which the modification occurs will be increased by an amount (determined by the regulations) equal to the tax that would have been imposed but for item (iii) above, plus interest for the deferral period, if the modification takes place (a) before the close of the period which is five years from the date of the first payment and after the taxpayer attains age 59½, or (b) before the taxpayer reaches age 59½.
Partial Annuitization.  If part of an annuity contract’s value is applied to an annuity option that provides payments for one or more lives and for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals. None of the payment options under the Contract is intended to qualify for this “partial annuitization” treatment and, if you apply only part of the value of the Contract to a payment option, we will treat those payments as withdrawals for tax purposes.
Additional Considerations —
Distribution-at-Death Rules. In order to be treated as an annuity contract, a Non-Qualified contract must provide the following two distribution rules: (a) if any owner dies on or after the Annuity Start Date, and before the entire interest in the Contract has been distributed, the remainder of the owner’s interest will be distributed at least as quickly as the method in effect on the owner’s death; and (b) if any owner dies before the Annuity Start Date, the entire interest in the Contract must generally be distributed within five years after the date of death, or, if payable to a designated beneficiary, must be annuitized over the life of that designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, commencing within one year after the date of death of the owner. If the sole designated beneficiary is the spouse of the deceased owner, the Contract (together with the deferral of tax on the accrued and future income thereunder) may be continued in the name of the spouse as owner.
The Contract provides that upon your death, a surviving spouse may have certain continuation rights that he or she may elect to exercise for the Contract’s death benefit and any joint-life coverage under an optional living benefit. All Contract provisions relating to spousal continuation are available only to a person who meets the definition of "spouse" under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Consult a tax adviser for more information on this subject.
Generally, for purposes of determining when distributions must begin under the foregoing rules, where an owner is not an individual, the primary annuitant is considered the owner. In that case, a change in the primary annuitant will be treated as the death of the owner. Finally, in the case of joint owners, the distribution-at-death rules will be applied by treating the death of the first owner as the one to be taken into account in determining generally when distributions must commence, unless the sole Designated Beneficiary is the deceased owner’s spouse.
Gift of Annuity Contracts. Generally, gifts of non‑tax qualified Contracts prior to the Annuity Start Date will trigger tax on the gain on the Contract, with the donee getting a stepped-up basis for the amount included in the donor’s income. The 10% penalty tax and gift tax also may be applicable. This provision does not apply to transfers between spouses or incident to a divorce.
Contracts Owned by Non‑Natural Persons. If the Contract is held by a non‑natural person (for example, a corporation) the income on that Contract (generally the increase in net surrender value less the Purchase Payments)

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is includable in taxable income each year. The rule does not apply where the Contract is acquired by the estate of a decedent, where the Contract is held by certain types of retirement plans, where the Contract is a qualified funding asset for structured settlements, where the Contract is purchased on behalf of an employee upon termination of a qualified plan, and in the case of an immediate annuity. An annuity contract held by a trust or other entity as agent for a natural person is considered held by a natural person.
Multiple Contract Rule. For purposes of determining the amount of any distribution under Code Section 72(e) (amounts not received as annuities) that is includable in gross income, all Non‑Qualified deferred annuity contracts issued by the same insurer to the same contract owner during any calendar year are to be aggregated and treated as one contract. Thus, any amount received under any such contract prior to the contract’s Annuity Start Date, such as a partial surrender, dividend, or loan, will be taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts.
In addition, the Treasury Department has broad regulatory authority in applying this provision to prevent avoidance of the purposes of this rule. It is possible that, under this authority, the Treasury Department may apply this rule to amounts that are paid as annuities (on and after the Annuity Start Date) under annuity contracts issued by the same company to the same owner during any calendar year. In this case, annuity payments could be fully taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts and regardless of whether any amount would otherwise have been excluded from income because of the “exclusion ratio” under the contract.
Transfers, Assignments or Exchanges of a Contract. A transfer of ownership of a Contract, the designation of an Annuitant, Payee or other Beneficiary who is not also the Owner, the selection of certain Annuity Start Dates or the exchange of a Contract may result in certain tax consequences to the Owner that are not discussed herein. An Owner contemplating any such transfer, assignment, selection or exchange should contact a competent tax adviser with respect to the potential effects of such a transaction.
Optional Benefit Riders. It is possible that the Internal Revenue Service may take the position that fees deducted for certain optional benefit riders are deemed to be taxable distributions to you. In particular, the Internal Revenue Service may treat fees deducted for the optional benefits as taxable withdrawals, which might also be subject to a tax penalty if withdrawn prior to age 59½. Although we do not believe that the fees associated or any optional benefit provided under the Contract should be treated as taxable withdrawals, you should consult your tax advisor prior to selecting any optional benefit under the Contract.
Withholding. Annuity distributions are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.
Qualified Plans — The Contract may be used with Qualified Plans that meet the requirements of Section 402A, 403(b), 408 or 408A of the Code. If you are purchasing the Contract as an investment vehicle for one of these Qualified Plans, you should consider that the Contract does not provide any additional tax advantage to that already available through the Qualified Plan. However, the Contract does offer features and benefits in addition to providing tax deferral that other investments may not offer, including death benefit protection for your beneficiaries and annuity options which guarantee income for life. You should consult with your financial professional as to whether the overall benefits and costs of the Contract are appropriate considering your circumstances.
The tax rules applicable to participants in such Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. No attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. These Qualified Plans may permit the purchase of the Contract to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan, to the participant or to both may result if this Contract is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the Contract. Owners, Annuitants, and Beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. For example, the Company may accept beneficiary designations and payment instructions under the terms of the Contract without regard to any spousal consents that may be required under the plan or the Employee Retirement Income Security Act of 1974 (ERISA). Consequently, an Owner’s Beneficiary designation or elected payment option may not be enforceable.
The amounts that may be contributed to Qualified Plans are subject to limitations that vary depending on the type of Plan. In addition, early distributions from most Qualified Plans may be subject to penalty taxes, or, for certain

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plans, could cause the Plan to be disqualified. Furthermore, distributions from most Qualified Plans are subject to certain minimum distribution rules. Failure to comply with these rules could result in disqualification of the Plan or subject the Owner or Annuitant to penalty taxes. As a result, the minimum distribution rules may limit the availability of certain Annuity Options to certain Annuitants and their beneficiaries. These requirements may not be incorporated into the Company’s Contract administration procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contract comply with applicable law.
The following are brief descriptions of the various types of Qualified Plans and the use of the Contract therewith:
Section 403(b). Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts, and, subject to certain limitations, to exclude the amount of Purchase Payments from gross income for tax purposes. The Contract may be purchased in connection with a Section 403(b) annuity plan.
Section 403(b) annuities must generally be provided under a plan which meets certain minimum participation, coverage, and nondiscrimination requirements. Each employee’s interest in a retirement plan qualified under Code Section 403(b) must generally be distributed or begin to be distributed not later than April 1 of the calendar year following the later of the calendar year in which the employee reaches age 72 (70½ for employees reaching that age before January 1, 2020) or retires (“required beginning date”). Periodic distributions must not extend beyond the life of the employee or the lives of the employee and a designated beneficiary (or over a period extending beyond the life expectancy of the employee or the joint life expectancy of the employee and a designated beneficiary).
If an employee dies before reaching his or her required beginning date, the employee’s entire interest in the plan must generally be distributed beginning before the close of the calendar year following the year of the employee’s death to a designated beneficiary over the life of the beneficiary (or over a period not extending beyond the life expectancy of the beneficiary). If the designated beneficiary is the employee’s surviving spouse, distributions may be delayed until the employee would have reached age 72 (70½ if the employee reached that age before January 1, 2020). Please note that for employees who die on or after January 1, 2020, most non-spouse Beneficiaries will no longer be able to satisfy these rules by “stretching” payouts over their lifetimes. Instead, those Beneficiaries will have to take their post-death distributions within ten years. Certain exceptions apply to “eligible designated beneficiaries,” which include disabled and chronically ill individuals, individuals who are not more than ten years younger than the deceased individual, and children who have not reached the age of majority. Not all Annuity Options will satisfy minimum distributions rules for every designated beneficiary. Employees and Beneficiaries should consult a tax adviser if they may be affected by these changes.
If an employee dies after reaching his or her required beginning date, the employee’s interest in the plan must generally be distributed at least as rapidly as under the method of distribution in effect at the time of the employee’s death.
A Section 403(b) annuity contract may be purchased with employer contributions, employee contributions or a combination of both. An employee’s rights under a Section 403(b) contract attributable to employee contributions must be nonforfeitable. The contribution limit is similar to the limits on contributions to qualified retirement plans and depends upon, among other things, whether the annuity contract is purchased with employer or employee contributions.
Amounts used to purchase Section 403(b) annuities generally are excludable from the taxable income of the employee. As a result, all distributions from such annuities are normally taxable in full as ordinary income to the employee. However, employee salary reduction contributions can be made to certain 403(b) annuities on an after-tax basis. See Roth 403(b) below.
A Section 403(b) annuity contract must prohibit the distribution of employee contributions (including earnings thereon) until the employee: (i) attains age 59½, (ii) has a severance from employment; (iii) dies; (iv) becomes disabled; or (v) incurs a financial hardship (earnings may not be distributed in the event of hardship). Additional restrictions may be imposed by a particular 403(b) Plan or program.
Distributions from a Section 403(b) annuity contract may be eligible for a tax-free rollover to another eligible retirement plan, including an individual retirement account or annuity (IRA). See “Rollovers.”
If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. By requesting a surrender or transfer, you consent to the sharing of

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confidential information about you, the Contract, and transactions under the Contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.
Roth 403(b). Employees eligible to make elective salary reduction contributions to a 403(b) annuity contract may designate their elective contributions as “Roth contributions” under Code Section 402A, if the employer agrees to treat the contributions as Roth contributions under the employer’s 403(b) plan. Roth contributions may be made to the Contract.
Unlike regular or “traditional” 403(b) contributions, which are made on a pre‑tax basis, Roth contributions are made after-tax and must be reported by the employer as currently taxable income of the employee. The employee must specifically designate the contributions as Roth contributions at the time they are made. Roth contributions are always full vested.
Although Roth contributions are made on an after-tax basis, if they are held in the Contract until certain conditions are met, a contract distribution may be a “qualifying distribution” and the income that is earned on the contributions will never be subject to federal income taxes. If a distribution is not qualifying, the income earned on the Roth contributions is subject to federal income taxes when distributed.
Roth contributions may be made up to the same elective contribution limits that apply to a traditional 403(b) contract. If the employee makes elective contribution to both types of contracts, the one contribution limit will apply to the total of all contributions, both Roth and traditional. Other types of employer contributions, such as matching contributions or non-elective contributions, cannot be made to a Roth contract or account, although they may be made to other accounts in the plan or program.
Roth contributions are held in a separate Roth account in the Contract and separate records are kept for earnings in the Roth account. Although amounts in a Roth account are subject to the same distribution restrictions, loan limits, and required minimum distribution rules as traditional 403(b) contributions (including lifetime required minimum distributions), the Company may impose special rules on distributions from Roth accounts and may restrict or forbid loans from Roth accounts.
Distributions from a Roth 403(b) qualified account may be eligible for a tax-free rollover to another eligible retirement plan, including a Roth IRA. See “Rollovers.”
Section 408. Traditional Individual Retirement Annuities. Section 408 of the Code permits eligible individuals to establish individual retirement programs through the purchase of Individual Retirement Annuities (“traditional IRAs”). The Contract may be purchased as an IRA. The IRAs described in this section are called “traditional IRAs” to distinguish them from “Roth IRAs,” which are described below.
IRAs are subject to limitations on the amount that may be contributed, the persons who may be eligible and on the time when distributions must commence. Depending upon the circumstances of the individual, contributions to a traditional IRA may be made on a deductible or non‑deductible basis. IRAs may not be transferred, sold, assigned, discounted or pledged as collateral for a loan or other obligation. The annual premium for an IRA may not be fixed and may not exceed (except in the case of a rollover contribution) the lesser of 100% of the individual’s taxable compensation or $6,000 (for 2021).
Any refund of premium must be applied to the payment of future premiums or the purchase of additional benefits. If an individual is age 50 or over, the individual may make an additional catch-up contribution to a traditional IRA of $1,000 for each tax year. However, if the individual is covered by an employer-sponsored retirement plan, the amount of IRA contributions the individual may deduct in a year may be reduced or eliminated based on the individual’s adjusted gross income for the year ($105,000 to $ 125 ,000 for a married couple filing a joint return and $66,000 to $76,000 for a single taxpayer in 2021). If the individual’s spouse is covered by an employer-sponsored retirement plan but the individual is not, the individual may be able to deduct those contributions to a traditional IRA; however, the deduction will be reduced or eliminated if the adjusted gross income on a joint return is between $198,000 and $208,000 (for 2021). Nondeduc-tible contributions to traditional IRAs must be reported to the IRS in the year made on Form 8606.
Sale of the Contract for use with IRAs may be subject to special requirements imposed by the Internal Revenue Service. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the Internal Revenue Service or other appropriate agency, and will have the right to revoke the Contract under certain circumstances. See the IRA Disclosure Statement that accompanies this Prospectus.
In general, traditional IRAs are subject to minimum distribution requirements similar to those applicable to retirement plans qualified under Section 403(b) of the Code; however, the required beginning date for traditional IRAs is

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generally the April 1 following the calendar year that the contract owner reaches age 72 (70½ for contract owners who reached that age before January 1, 2020)—the contract owner’s retirement date, if any, will not affect his or her required beginning date. See “Section 403(b).” Distributions from IRAs are generally taxed under Code Section 72. Under these rules, a portion of each distribution may be excludable from income. The amount excludable from the individual’s income is the amount of the distribution that bears the same ratio as the individual’s nondeductible contributions bears to the expected return under the IRA.
Distributions from a traditional IRA may be eligible for a tax-free rollover to any kind of eligible retirement plan, including another traditional IRA. A distribution of nondeductible contributions or other after-tax amounts from a traditional IRA may be eligible to be rolled over to another traditional IRA. See “Rollovers.”
The IRS has not reviewed the Contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as the provision in the Contract comports with IRA qualification requirements.
Section 408A. Roth IRAs. Section 408A of the Code permits eligible individuals to establish a Roth IRA. The Contract may be purchased as a Roth IRA. Regular contributions may be made to a Roth IRA up to the same contribution limits that apply to traditional IRA contributions. The regular contribution limits are phased out for taxpayers with $125,000 to $140,000 in adjusted gross income for 2021 ($198 ,000 to $208,000 for married filing joint returns). Also the taxable balance in a traditional IRA may be rolled over or converted into a Roth IRA. Distributions from Roth 403(b) plans can be rolled over to a Roth IRA regardless of income.
Regular contributions to a Roth IRA are not deductible, and rollovers and conversions from other retirement plans are taxable when completed, but withdrawals that meet certain requirements are not subject to federal income tax on either the original contributions or any earnings. However, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before 59½ (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made. Rollovers of Roth contributions were already taxed when made and are not generally subject to tax when rolled over to a Roth IRA. Sale of the Contract for use with Roth IRAs may be subject to special requirements imposed by the Internal Revenue Service. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the Internal Revenue Service or other appropriate agency, and will have the right to revoke the Contract under certain requirements. Unlike a traditional IRA, Roth IRAs are not subject to minimum required distribution rules during the contract owner’s lifetime. Generally, however, the amount remaining in a Roth IRA after the contract owner’s death must begin to be distributed by the end of the first calendar year after death, and made in amounts that satisfy IRS required minimum distribution regulations. Beginning with deaths occurring on or after January 1, 2020, subject to certain exceptions, most non-spouse beneficiaries must now complete distributions within ten years of the Owner’s death.
Rollovers. A “rollover” is the tax-free transfer of a distribution from one “eligible retirement plan” to another. Distributions which are rolled over are not included in the employee’s gross income until some future time.
If any portion of the balance to the credit of an employee in a Section 403(b) or other eligible retirement plan (other than Roth sources) is paid in an “eligible rollover distribution” and the payee transfers any portion of the amount received to an “eligible retirement plan,” then the amount so transferred is not includable in income. Also, pre‑tax distributions from an IRA may be rolled over to another kind of eligible retirement plan. An “eligible rollover distribution” generally means any distribution that is not one of a series of periodic payments made for the life of the distributee or for a specified period of at least ten years. In addition, a required minimum distribution, death distributions (except to a surviving spouse) and certain corrective distributions, will not qualify as an eligible rollover distribution. A rollover must be made directly between plans or indirectly within 60 days after receipt of the distribution.
For an employee (or employee's spouse or former spouse as beneficiary or alternate payee), an “eligible retirement plan” will be another Section 403(b) plan, a qualified retirement plan, or a traditional individual retirement account or annuity described in Code Section 408. For a non-spouse beneficiary, an “eligible retirement plan” is an IRA established by the direct rollover. For a Roth 403(b) account, a rollover, including a direct rollover, can only be made to a Roth IRA or to the same kind of account in another plan (such as a Roth 403(b) to a Roth 403(b), but not a Roth 403(b) to a Roth 401(k)) or to a Roth IRA. Anyone attempting to rollover Roth 403(b) contributions should seek competent tax advice. Additionally, a rollover for a Roth IRA can only be made to another Roth IRA.

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A Section 403(b) plan must provide a participant receiving an eligible rollover distribution, the option to have the distribution transferred directly to another eligible retirement plan.
Only one indirect rollover may be made from an IRA, including traditional IRAs, Roth IRAs, SIMPLE-IRAs and SEP-IRAs, to another IRA in a 12 month period. The 12 month period begins on the date the IRA distribution is received. If a second indirect rollover is made during the 12 month period, the transaction may have adverse tax consequences. This rollover limitation does not apply to direct rollovers or a rollover between a retirement plan and an IRA.
Tax Penalties. Premature Distribution Tax. Distributions from a 403(b) plan or IRA before the participant reaches age 59½ are generally subject to an additional tax equal to 10% of the taxable portion of the distribution. The 10% penalty tax does not apply to distributions: (i) made on or after the death of the employee; (ii) attributable to the employee’s disability; (iii) which are part of a series of substantially equal periodic payments made (at least annually) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and a designated beneficiary and (except for IRAs) which begin after the employee terminates employment; (iv) made to an employee after termination of employment after reaching age 55; (v) made to pay for certain medical expenses; (vi) that are exempt withdrawals of an excess contribution; (vii) that are rolled over or transferred in accordance with Code requirements; (viii) made as a qualified reservist distribution; (ix) that are transferred pursuant to a decree of divorce or separate maintenance or written instrument incident to such a decree; or (x) made in connection with the birth or adoption of a child, in limited circumstances.
The exception to the 10% penalty tax described in item (iv) above is not applicable to IRAs. However, distributions from an IRA to unemployed individuals can be made without application of the 10% penalty tax to pay health insurance premiums in certain cases. There are two additional exceptions to the 10% penalty tax on withdrawals from IRAs before age 59½: withdrawals made to pay “qualified” higher education expenses and withdrawals made to pay certain “eligible first-time home buyer expenses.” There may be additional exceptions to the 10% penalty tax (e.g., certain disaster relief distributions.)
Minimum Distribution Tax. If the amount distributed from a Qualified Contract is less than the minimum required distribution for the year, the participant is subject to a 50% tax on the amount that was not properly distributed. The value of any enhanced death benefits or other optional contract provisions such as the Guaranteed Minimum Income Benefit may need to be taken into account when calculating the minimum required distribution. Consult a tax advisor.
Withholding. Periodic distributions (e.g., annuities and installment payments) from a Qualified Contract that will last for a period of ten or more years are generally subject to voluntary income tax withholding. The amount withheld on such periodic distributions is determined at the rate applicable to wages. The recipient of a periodic distribution may generally elect not to have withholding apply.
Eligible rollover distributions from a Qualified Plan (other than IRAs) are generally subject to mandatory 20% income tax withholding. However, no withholding is imposed if the distribution is transferred directly to another eligible retirement plan. Nonperiodic distributions from an IRA are subject to income tax withholding at a flat 10% rate. The recipient of such a distribution may elect not to have withholding apply.
The above description of the federal income tax consequences of the different types of Qualified Plans which may be funded by the Contract offered by this Prospectus is only a brief summary and is not intended as tax advice. The rules governing the provisions of Qualified Plans are extremely complex and often difficult to comprehend. Anything less than full compliance with the applicable rules, all of which are subject to change, may have adverse tax consequences. A prospective Owner considering adoption of a Qualified Plan and purchase of a Contract in connection therewith should first consult a qualified and competent tax adviser, with regard to the suitability of the Contract as an investment vehicle for the Qualified Plan.
Other Tax Considerations —
Federal Estate, Gift, and Generation-Skipping Transfer Taxes. While no attempt is being made to discuss in detail the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

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Under certain circumstances, the Code may impose a “generation skipping transfer tax” (“GST”) when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require the Company to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.
The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.
Annuity Purchases by Nonresident Aliens and Foreign Corporations. The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Additional withholding may occur with respect to entity purchasers (including foreign corporations, partnerships, and trusts) that are not U.S. residents. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.
Foreign Tax Credits. We may benefit from any foreign tax credits attributable to taxes paid by certain Funds to foreign jurisdictions to the extent permitted under Federal tax law.
Medicare Tax. Distributions from non-qualified annuity contracts are considered "investment income" for purposes of the newly enacted Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts. Please consult a tax advisor for more information.
Annuity Purchases by Residents of Puerto Rico. The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.
Other Information

Voting of Underlying Fund Shares — The Company is the legal owner of the shares of the Underlying Funds held by the Subaccounts. The Company will exercise voting rights attributable to the shares of each Underlying Fund held in the Subaccounts at any regular and special meetings of the shareholders of the Underlying Funds on matters requiring shareholder voting. In accordance with its view of presently applicable law, the Company will exercise its voting rights based on instructions received from persons having beneficial interest in corresponding Subaccounts. However, if the 1940 Act or any regulations thereunder should be amended, or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote the shares of the Underlying Funds in its own right, it may elect to do so.
The person having the voting interest under a Contract is the Owner. Unless otherwise required by applicable law, the number of shares of a particular Underlying Fund as to which voting instructions may be given to the Company is determined by dividing your Contract Value in the corresponding Subaccount on a particular date by the net asset value per share of the Underlying Fund as of the same date. Fractional votes will be counted. The number of votes as to which voting instructions may be given will be determined as of the same date established by the Underlying Fund for determining shareholders eligible to vote at the meeting of the Underlying Fund. If required by the SEC, the Company reserves the right to determine in a different fashion the voting rights attributable to the shares of the Underlying Funds. Voting instructions may be cast in person or by proxy.
It is important that each Owner provide voting instructions to the Company because we vote all Underlying Fund shares proportionately in accordance with instructions received from Owners. This means that the Company will vote shares for which no timely voting instructions are received in the same proportion as those shares for which we do receive voting instructions. As a result, a small number of Owners may control the outcome of a vote. The Company will also exercise the voting rights from assets in each Subaccount that are not otherwise attributable to Owners, if any, in the same proportion as the voting instructions that are received in a timely manner for all Contracts participating in that Subaccount.

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Changes to Investments — The Company reserves the right, subject to compliance with the law as then in effect, to make additions to, deletions from, or combinations of the securities that are held by the Separate Account or any Subaccount or that the Separate Account or any Subaccount may purchase. In addition, the Company reserves the right to substitute shares of any or all of the Underlying Funds in accordance with applicable law. In all cases, the Company will send you notice. For instance, the Company may seek to substitute shares of Underlying Funds should they no longer be available for investment, or if the Company’s management believes further investment in shares of any Underlying Fund should become inappropriate in view of the purposes of the Contract. The Company may substitute shares of an Underlying Fund with the shares of another Underlying Fund or the shares of a fund not currently offered under the Contract. Substituted fund shares may have higher fees and expenses. The Company may also purchase, through the Subaccount, other securities for other classes of contracts, or permit a conversion between classes of contracts on the basis of requests made by Owners. The Company further reserves the right to close any Subaccount to future allocations.
The Company also reserves the right to establish additional Subaccounts of the Separate Account that would invest in a new Underlying Fund or in shares of another investment company, a series thereof, or other suitable investment vehicle. The Company may establish new Subaccounts in its sole discretion, and will determine whether to make any new Subaccount available to existing Owners. The Company may also eliminate or combine one or more Subaccounts to all or only certain classes of Owners if, in its sole discretion, marketing, tax, or investment conditions so warrant.
The Company also reserves the right, subject to any required regulatory approvals, to transfer assets of the Separate Account or any Subaccount to another separate account or Subaccount.
In the event of any such substitution or change, the Company may, by appropriate endorsement, make such changes in these and other contracts as may be necessary or appropriate to reflect such substitution or change. If the Company believes it to be in the best interests of persons having voting rights under the Contract, the Separate Account may be operated as a management investment company under the 1940 Act or any other form permitted by law. The Separate Account may be deregistered under the 1940 Act in the event such registration is no longer required, or it may be combined with other separate accounts of the Company or an affiliate thereof. Subject to compliance with applicable law, the Company also may establish a committee, board, or other group to manage one or more aspects of the operation of the Separate Account.
Changes to Comply with Law and Amendments — The Company reserves the right, without the consent of Owners, to suspend sales of the Contract as presently offered and to make any change to the provisions of the Contract to comply with, or give Owners the benefit of, any federal or state statute, rule, or regulation, including but not limited to requirements for annuity contracts and retirement plans under the Internal Revenue Code and regulations thereunder or any state statute or regulation.
Reports to Owners — The Company will send you annually a statement setting forth a summary of the transactions that occurred during the year, and indicating the Contract Value as of the end of each year. In addition, the statement will indicate the allocation of Contract Value among the Fixed Account and the Subaccounts and any other information required by law. The Company will also send confirmations upon Purchase Payments, transfers, loans, loan repayments, and full and partial withdrawals. The Company may confirm certain transactions on a quarterly basis rather than at the time they occur. These transactions include purchases under an Automatic Investment Program, transfers under the Dollar Cost Averaging and Asset Reallocation Options, systematic withdrawals and annuity payments.
The shareholder reports for Underlying Funds available under your Contract will no longer be sent by mail, effective January 1, 2021, unless you specifically request paper copies of the reports from the Company. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and available online at https://dfinview.com/SecurityBenefit/TAHD/814121612?site=PSBL .
You may elect to receive all future reports in paper free of charge. You can inform the Company that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-888-2461. Your election to receive reports in paper will apply to all Underlying Funds available under your Contract.
Electronic Privileges — If the Electronic Privileges section of the application or the proper form has been completed, signed, and received at the Company’s Administrative Office, you may (1) request a transfer of Contract Value and make changes in your Purchase Payment allocation and to an existing Dollar Cost Averaging or Asset

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Reallocation Option by telephone; (2) request a transfer of Contract Value electronically via facsimile; and (3) request transfer of Contract Value through the Company’s Internet web site. If you elect Electronic Privileges, you automatically authorize your financial representative to make transfers of Contract Value and changes in your Purchase Payment allocation or Dollar Cost Averaging or Asset Reallocation Option, on your behalf.
Any telephone or electronic device, whether it is the Company’s, yours, your service provider’s, or your registered representative’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent the Company’s processing of your transfer request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our Administrative Office.
The Company has established procedures to confirm that instructions communicated by telephone are genuine and will not be liable for any losses due to fraudulent or unauthorized instructions provided it complies with its procedures. The Company’s procedures require that any person requesting a transfer by telephone provide the account number and the Owner’s tax identification number and such instructions must be received on a recorded line. The Company reserves the right to deny any telephone transfer request. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations) or are otherwise unavailable, you may not be able to request transfers by telephone and would have to submit written requests.
By authorizing telephone transfers, you authorize the Company to accept and act upon telephonic instructions for transfers involving your Contract. There are risks associated with telephone transactions that do not occur if a written request is submitted. Anyone authorizing or making telephone requests bears those risks. You agree that neither the Company, any of its affiliates, nor any Underlying Fund, will be liable for any loss, damages, cost, or expense (including attorneys’ fees) arising out of any telephone requests; provided that the Company effects such request in accordance with its procedures. As a result of this policy on telephone requests, you bear the risk of loss arising from the telephone transfer privilege. The Company may discontinue, modify, or suspend the telephone transfer privilege at any time.
State Variations — This Prospectus and the Statement of Additional Information describe all material terms and features of the Contract , including any material state variations. If you would like to review a copy of your Contract and its endorsements and riders, if any, contact the Company’s Administrative Office.
Legal Proceedings — The Company and its subsidiaries, like other life insurance companies, may be involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, the Company believes that at the present time there are no legal proceedings pending or threatened to which the Company, the Separate Account, or SDL is a party that are reasonably likely to materially affect the Separate Account or the Company’s ability to meet its obligations under the Contract, or SDL’s ability to perform its contract with the Separate Account.
Legal Matters — Chris Swickard, Esq., Associate General Counsel of the Company, has passed upon legal matters in connection with the issue and sale of the Contract described in this Prospectus, the Company’s authority to issue the Contract under Kansas law, and the validity of the forms of the Contract under Kansas law.
Sale of the Contract — The Company currently offers the Contract on a continuous basis. The Company anticipates continuing to offer the Contract but reserves the right to discontinue the offering.
Principal Underwriter. The Company has entered into a principal underwriting agreement with its subsidiary, SDL, for the distribution and sale of the Contract. SDL’s home office is located at One Security Benefit Place, Topeka, Kansas 66636‑0001. SDL, a wholly-owned subsidiary of the Company, is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member FINRA.
SDL does not sell the Contract directly to purchasers. The Contract is offered to the public through registered representatives of broker-dealers that have entered into selling agreements with the Company and SDL for the sale of the Contract (collectively, “Selling Broker-Dealers”). Registered representatives must be licensed as insurance agents by applicable state insurance authorities and appointed as agents of the Company in order to sell the Contract. The Company pays commissions to Selling Broker-Dealers through SDL. During fiscal years 2020, 2019, and 2018, the amounts paid to SDL in connection with all Contracts sold through the Separate Account were $1,348,138, $2,274,574, and $2,435,279, respectively. SDL passes through commissions it receives to Selling Broker-Dealers

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for their sales and does not retain any portion of commissions it receives as principal underwriter for the Contract. However, the Company (or an affiliate) pays some or all of SDL’s operating and other expenses, including the following sales expenses: compensation and bonuses for SDL’s management team, compensation and benefits for SDL’s registered representatives, advertising expenses, and other expenses of distributing the Contract. The Company does not pay commissions to financial intermediaries who receive advisory fees from Contract owners because such intermediaries receive compensation in connection with the Contract in the form of those advisory fees.
Selling Broker-Dealers. The Company pays commissions to all Selling Broker-Dealers in connection with the promotion and sale of the Contract according to one or more schedules. Commissions and other incentives or payments described below are not charged directly to Owners or the Separate Account . The Company uses its corporate assets to pay commissions and other costs of distributing the Contract. The Company intends to recoup commissions and other sales expenses through fees and charges deducted under the Contract (including any profit from the mortality and expense risk charge or other fees and charges imposed under the Contract) or from its General Account.
Compensation Paid to All Selling Broker-Dealers. The Company pays commissions as a percentage of initial and subsequent Purchase Payments at the time it receives them, as a percentage of Contract Value on an ongoing basis, or a combination of both. While the amount and timing of commissions may vary depending on the selling agreement, the Company does not expect commissions to exceed 6.5% of aggregate Purchase Payments (if compensation is paid as a percentage of Purchase Payments) and/ or 1.0% annually of average Contract Value (if compensation is paid as a percentage of Contract Value). The Company also pays non-cash compensation in connection with the sale of the Contract, including conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items.
The registered representative who sells you the Contract typically receives a portion of the compensation the Company pays to his or her Selling Broker-Dealer, depending on the agreement between the Selling Broker-Dealer and your registered representative and the Selling Broker-Dealer’s internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. Ask your registered representative for further information about what he or she and the Selling Broker-Dealer for whom he or she works may receive in connection with your purchase of a Contract.
Additional Compensation Paid to Selected Selling Broker-Dealers. In addition to the commissions and non-cash compensation described above, the Company pays additional compensation to selected Selling Broker-Dealers. These payments include: (1) trail commissions or persistency payments, which are periodic payments based on contract values of the Company’s variable insurance contracts (including Contract Values of the Contract) or other persistency standards; (2) preferred status fees (which may be in the form of a higher percentage of ordinary commission) paid to obtain preferred treatment of the Contract in Selling Broker-Dealers’ marketing programs, including enhanced marketing services and increased access to their registered representatives; (3) one-time bonus payments for their participation in sales promotions with regard to the Contract; (4) periodic bonus payments calculated as a percentage of the average contract value of the Company’s variable insurance contracts (including the Contract) sold by the Selling Broker-Dealer during the calendar year of payment; (5) sponsorship of or reimbursement of industry conference fees paid to help defray the costs of sales conferences and educational seminars put on by the Selling Broker-Dealers; and (6) reimbursement of Selling Broker-Dealers for expenses incurred by the Selling Broker-Dealer or its registered representatives in connection with client seminars or similar prospecting activities conducted to promote sales of the Contract.
The following list sets forth the names of the top ten Selling Broker-Dealers that received additional compensation from the Company in 2020 in connection with the sale of its variable annuity contracts: OFG Financial Services, Inc., GWN Securities, Inc., Securities America Inc., Lincoln Investment PLNG, LLC , Cetera Advisor Networks,   LLC , LPL Financial Corporation, PlanMember Securities Corporation, Royal Alliance Associates, Inc., Sagepoint Financial Inc., and ACA/Prudent Investors Plan Corp .
These additional compensation arrangements are not offered to all Selling Broker-Dealers and the terms of such arrangements and the payments made thereunder can differ substantially among Selling Broker-Dealers. The payments may be significant and may be calculated in different ways by different Selling Broker-Dealers. These arrangements are designed to specially encourage the sale of the Company’s products (and/or its affiliates’ products) by such Selling Broker-Dealers. The prospect of receiving, or the receipt of, additional compensation may provide Selling Broker-Dealers and/or their registered representatives with an incentive to favor sales of the Contract over

79

other variable annuity contracts (or other investments) with respect to which a Selling Broker-Dealer does not receive additional compensation, or receives lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Contract. Ask your registered representative for further information about what he or she and the Selling Broker-Dealer for whom he or she works may receive in connection with your purchase of a Contract.
Additional Information

Registration Statement — A Registration Statement of which this Prospectus is a part has been filed with the SEC relating to the offering described in this Prospectus. This Prospectus does not include all the information included in the Registration Statement, certain portions of which, including the Statement of Additional Information, have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be obtained at the SEC’s principal office in Washington, DC, upon payment of any of the SEC’s prescribed fees, and may also be obtained for free from the SEC’s web site (http://www.sec.gov). You may also obtain the Statement of Additional Information by writing the Company at One Security Benefit Place, Topeka, Kansas 66636‑0001 or by calling 1‑800‑888‑2461. The Statement of Additional Information is also available online at https://dfinview.com/SecurityBenefit/TAHD/814121612?site=PSBL .
Financial Statements — You can find financial statements for Security Benefit Life Insurance Company and Subsidiaries and the Separate Account in the Statement of Additional Information, which is available online at https://dfinview.com/SecurityBenefit/TAHD/814121612?site=PSBL . To receive a copy of the Statement of Additional Information free of charge , call your investment professional or contact us at 1‑800‑888‑2461 .

80

Underlying Funds Available Under the Contract

The following is a list of Underlying Funds available under the Contract. More information about the Underlying Funds is available in the prospectuses for the Underlying Funds, which may be amended from time to time and can be found online at https://dfinview.com/SecurityBenefit/TAHD/814121612?site=PSBL . You can also request this information at no cost by calling 1-800-888-2461 or by sending an email request to SBLProspectusRequests@securitybenefit.com . Depending on the optional benefits you choose, you may not be able to invest in certain Underlying Funds.
The current expenses and performance information below reflect fees and expenses of the Underlying Funds, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Underlying Fund’s past performance is not necessarily an indication of future performance. Updated performance information is available online at https://securitybenefit.se2.com/#53&RID=8&prodID=16&prodCat=VA .
Investment Type	Fund Adviser/Sub-Adviser	Current Expenses [1]	Average Annual Total Returns (as of 12/31/2020)
			1 Year	5 Year	10 Year
Global Allocation	AB VPS Dynamic Asset Allocation – Class B Adviser: Allian ceBernstein L.P.	1.07%	4.86%	5.76%	N/A
Mid Cap Value	AB VPS Small/Mid Cap Value – Class B Adviser: AllianceBernstein L.P.	1.08%	3.05%	8.07%	8.48%
Mid Cap Value	American Century VP Mid Cap Value – Class II Adviser: American Century Investment Management, Inc.	1.16%	1.11%	9.19%	10.27%
Large Cap Growth	American Century VP Ultra ® – Class II Adviser: American Century Investment Management, Inc.	1.16%	49.55%	22.72%	17.68%
Large Cap Value	American Century VP Value – Class II Adviser: American Century Investment Management, Inc.	1.13%	0.83%	8.67%	9.57%
Balanced/Asset Allocation	American Funds IS® Asset Allocation – Class 4 Adviser: Capital Research and Management Company	0.80%	12.16%	10.31%	9.68%
Global Bond	American Funds IS® Capital World Bond – Class 4 Adviser: Capital Research and Management Company	1.08%	9.62%	4.84%	2.83%
Global Equity	American Funds IS® Global Growth – Class 4 Adviser: Capital Research and Management Company	1.06%	30.17%	15.96%	12.62%
Large Cap Blend	American Funds IS® Growth-Income – Class 4 Adviser: Capital Research and Management Company	0.80%	13.25%	13.65%	12.47%
International Equity	American Funds IS® International – Class 4 Adviser: Capital Research and Management Company	1.05%	13.66%	10.45%	6.43%
Emerging Markets	American Funds IS® New World – Class 4 Adviser: Capital Research and Management Company	1.27%	23.29%	13.05%	6.28%
Large Cap Value	BlackRock Equity Dividend V.I. – Class 3 Adviser: BlackRock Advisors, LLC	1.12%	3 .57%	10.57%	10.14%
Global Allocation	BlackRock Global Allocation V.I. – Class 3 Adviser: BlackRock Advisors , LLC	1.13%	20.79%	9.17%	6.61%
High Yield Bond	BlackRock High Yield V.I. – Class 3 Adviser: BlackRock Advisors, LLC Sub-Adviser: BlackRock International Limited	0.92%	7.01%	7.60%	6.31%

A-1

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2020)
			1 Year	5 Year	10 Year
Mid Cap Blend	BNY Mellon IP MidCap Stock – Service Class Adviser: BNY Mellon Investment Adviser, Inc.	1.12%	7.85%	7.63%	9.75%
Small Cap Blend	BNY Mellon IP Small Cap Stock Index – Service Class Adviser: BNY Mellon Investment Adviser, Inc.	0.61%	10.64%	11.71%	11.33%
Specialty-Sector	BNY Mellon IP Technology Growth – Service Class Adviser: BNY Mellon Investment Adviser, Inc.	1.03%	69.57%	25.58%	17.35%
Large Cap Blend	BNY Mellon VIF Appreciation – Service Class Adviser: BNY Mellon Investment Adviser, Inc. Sub-Adviser: Fayez Sarofim & Co.	1.06%	23.38%	16.30%	12.44%
Large Cap Growth	ClearBridge Variable Aggressive Growth – Class II Adviser: Legg Mason Partners Fund Advisor, LLC Sub-Adviser: ClearBridge Investments, LLC	1.05%	17.73%	9.47%	12.69%
Small Cap Growth	ClearBridge Variable Small Cap Growth – Class I Adviser: Legg Mason Partners Fund Advisor, LLC Sub-Adviser: ClearBridge Investments, LLC	0.81%	43.26%	19.84%	15.92%
Large Cap Value	Fidelity ® VIP Equity-Income – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (U.K.) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited	0.78%	6.44%	10.41%	9.89%
Large Cap Growth	Fidelity ® VIP Growth & Income – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (U.K.) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited	0.79%	7.59%	11.34%	11.37%
Large Cap Growth	Fidelity ® VIP Growth Opportunities – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (U.K.) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited	0.89%	68.21%	28.91%	21.53%
High Yield Bond	Fidelity ® VIP High Income – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (U.K.) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited	0.92%	2.42%	6.70%	5.30%
International Equity	Fidelity ® VIP Overseas – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (U.K.) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited ; FIL Investment Advisors; FIL Investment Advisors (UK) Limited; FIL Investments (Japan) Limited	1.04%	15.33%	8.98%	6.56%
Balanced/Asset Allocation	Franklin Allocation VIP Fund – Class 4 Adviser: Franklin Advisers, LLC Sub-Adviser: Templeton Global Advisors Limited ; Franklin Templeton Institutional, LLC	0.97%	11.75%	8.80%	7.48%

A-2

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2020)
			1 Year	5 Year	10 Year
Balanced/Asset Allocation	Franklin Income VIP Fund – Class 2 Adviser: Franklin Advisers, Inc.	0.73%	0.69%	6.94%	5.98%
Global Equity	Franklin Mutual Global Discovery VIP Fund – Class 2 Adviser: Franklin Mutual Advisers, LLC	1.22%	(4.46%)	5.14%	6.27%
Small Cap Value	Franklin Small Cap Value VIP Fund – Class 2 Adviser: Franklin Mutual Advisers, LLC	0.93%	5.19%	10.77%	9.20%
Multi-Sector Bond	Franklin Strategic Income VIP Fund – Class 2 Adviser: Franklin Advisers, Inc.	1.02%	3.43%	4.30%	3.74%
Multi Cap Value	Guggenheim VIF All Cap Value Adviser: Security Investors, LLC	1.21%	1.88%	9.67%	9.13%
Specialty	Guggenheim VIF Alpha Opportunity Adviser: Security Investors, LLC	3.98%	0.27%	0.90%	4.87%
Floating Rate Bond	Guggenheim VIF Floating Rate Strategies Adviser: Guggenheim Partners Investment Management, LLC	1.47%	0.01%	3.70%	N/A
Specialty	Guggenheim VIF Global Managed Futures Strategy Adviser: Security Investors, LLC	1.91%	2.60%	(1.33%)	(1.51%)
High Yield Bond	Guggenheim VIF High Yield Adviser: Security Investors, LLC	1.38%	4.64%	6.95%	5.44%
Large Cap Value	Guggenheim VIF Large Cap Value Adviser: Security Investors, LLC	1.09%	2.21%	9.63%	9.21%
Specialty	Guggenheim VIF Long Short Equity Adviser: Security Investors, LLC	1.73%	4.93%	2.19%	2.89%
Balanced/Asset Allocation	Guggenheim VIF Managed Asset Allocation Adviser: Security Investors, LLC	1.11%	12.59%	9.51%	8.17%
Specialty	Guggenheim VIF Multi-Hedge Strategies Adviser: Security Investors, LLC	1.91%	7.39%	2.01%	2.38%
Small Cap Value	Guggenheim VIF Small Cap Value Adviser: Security Investors, LLC	1.29%	(0.97%)	6.84%	7.17%
Mid Cap Value	Guggenheim VIF SMid Cap Value Adviser: Security Investors, LLC	1.22%	4.30%	10.64%	8.46%
Large Cap Blend	Guggenheim VIF StylePlus Large Core Adviser: Security Investors, LLC	1.38%	18.78%	14.85%	12.60%
Large Cap Growth	Guggenheim VIF StylePlus Large Growth Adviser: Security Investors, LLC	1.45%	37.87%	20.27%	15.31%
Mid Cap Growth	Guggenheim VIF StylePlus Mid Growth Adviser: Security Investors, LLC	1.39%	32.10%	17.14%	13.68%
Small Cap Growth	Guggenheim VIF StylePlus Small Growth Adviser: Security Investors, LLC	1.67%	31.82%	15.59%	13.10%
Intermediate Term Bond	Guggenheim VIF Total Return Bond Adviser: Security Investors, LLC	0.92%	14.21%	6.59%	5.47%
Global Equity	Guggenheim VIF World Equity Income Adviser: Security Investors, LLC	1.20%	6.65%	8.59%	6.31%

A-3

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2020)
			1 Year	5 Year	10 Year
Mid Cap Growth	Invesco V.I. Discovery Mid Cap Growth – Series II Adviser: Invesco Advisers, Inc.	1.11%	40.24%	19.09%	15.62%
Global Equity	Invesco V.I. Global – Series II Adviser: Invesco Advisers, Inc.	1.06%	27.34%	14.56%	11.36%
Small Cap Blend	Invesco V.I. Main Street Small Cap Fund ® – Series II Adviser: Invesco Advisers, Inc.	1.16%	19.63%	12.59%	11.85%
Intermediate Term Bond	Invesco V.I. Core Bond – Series II Adviser: Invesco Advisers, Inc.	1.19%	9.43%	4.88%	4.93%
Large Cap Value	Invesco V.I. Comstock – Series II Adviser: Invesco Advisers, Inc.	1.01%	(1.09%)	8.30%	9.18%
Balanced/Asset Allocation	Invesco V.I. Equity and Income – Series II Adviser: Invesco Advisers, Inc.	0.83%	9.65%	8.61%	8.29%
Specialty-Sector	Invesco V.I. Global Real Estate – Series I Adviser: Invesco Advisers, Inc. Sub-Adviser: Invesco Asset Management Limited	1.04%	(12.32%)	3.15%	4.96%
Money Market	Invesco V.I. Government Money Market – Series II Adviser: Invesco Advisers, Inc.	0.73%	0.21%	0.70%	0.36%
Government Bond	Invesco V.I. Government Securities – Series II Adviser: Invesco Advisers, Inc.	0.92%	5.97%	2.92%	2.52%
Specialty-Sector	Invesco V.I. Health Care – Series I Adviser: Invesco Advisers, Inc.	0.98%	14.46%	9.43%	13.09%
International Equity	Invesco V.I. International Growth – Series II Adviser: Invesco Advisers, Inc.	1.17%	13.74%	8.55%	6.46%
Mid Cap Blend	Invesco V.I. Main Street Mid Cap Fund ® – Series II Adviser: Invesco Advisers, Inc.	1.19%	8.94%	9.33%	7.55%
Mid Cap Value	Invesco V.I. American Value – Series II Adviser: Invesco Advisers, Inc.	1.18%	0.86%	6.73%	8.07%
Global Allocation	Ivy VIP Asset Strategy Adviser: Ivy Investment Management Company	1.02%	13.88%	8.61%	6.15%
Mid Cap Growth	Janus Henderson Enterprise Portfolio – Service Class Adviser: Janus Capital Management, LLC	0.97%	19.18%	17.92%	14.97%
Large Cap Growth	Janus Henderson Research Portfolio – Service Class Adviser: Janus Capital Management, LLC	0.85%	32.58%	17.38%	14.38%
Intermediate Term Bond	JPMorgan Insurance Trust Core Bond Portfolio – Class 2 Adviser: J.P. Morgan Investment Management Inc.	0.81%	7.68%	4.04%	3.61%
Multi-Sector Bond	Lord Abbett Series Bond-Debenture VC – Class VC Adviser: Lord, Abbett & Co. LLC	0.91%	7.30%	7.41%	6.44%
Small Cap Growth	Lord Abbett Series Developing Growth VC – Class VC Adviser: Lord, Abbett & Co. LLC	1.24%	72.60%	24.72%	17.32%
International Equity	MFS ® VIT II Research International – Service Class Adviser: Massachusetts Financial Services Company	1.23%	12.71%	9.34%	5.71%

A-4

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2020)
			1 Year	5 Year	10 Year
Balanced/Asset Allocation	MFS ® VIT Total Return – Service Class Adviser: Massachusetts Financial Services Company	0.96%	9.52%	8.58%	8.07%
Specialty-Sector	MFS ® VIT Utilities – Service Class Adviser: Massachusetts Financial Services Company	1.04%	5.62%	11.10%	8.93%
Emerging Markets	Morgan Stanley VIF Emerging Markets Equity – Class II Adviser: Morgan Stanley Investment Management, Inc. Sub-Adviser: Morgan Stanley Investment Management Company	1.55%	14.36%	10.18%	2.98%
Asset Allocation/ Lifestyle	Morningstar Aggressive Growth ETF Asset Allocation Portfolio – Class II Adviser: ALPS Advisors, Inc. Sub-Adviser: Morningstar Investment Management LLC	0.93%	9.96%	10.17%	7.75%
Asset Allocation/ Lifestyle	Morningstar Balanced ETF Asset Allocation Portfolio – Class II Adviser: ALPS Advisors, Inc. Sub-Adviser: Morningstar Investment Management LLC	0.88%	9.12%	7.90%	6.26%
Asset Allocation/ Lifestyle	Morningstar Conservative ETF Asset Allocation Portfolio – Class II Adviser: ALPS Advisors, Inc. Sub-Adviser: Morningstar Investment Management LLC	0.95%	6.49%	4.82%	3.64%
Asset Allocation/ Lifestyle	Morningstar Growth ETF Asset Allocation Portfolio – Class II Adviser: ALPS Advisors, Inc. Sub-Adviser: Morningstar Investment Management LLC	0.89%	10.01%	9.29%	7.25%
Asset Allocation/ Lifestyle	Morningstar Income and Growth ETF Asset Allocation Portfolio – Class II Adviser: ALPS Advisors, Inc. Sub-Adviser: Morningstar Investment Management LLC	0.90%	8.43%	6.51%	5.00%
Large Cap Blend	Neuberger Berman AMT Sustainable Equity – Class S Adviser: Neuberger Berman Investment Advisers LLC	1.18%	19.28%	12.78%	11.40%
Specialty	PIMCO VIT All Asset – Administrative Class Adviser: Pacific Investment Management Company LLC Sub-Adviser: Research Affiliates LLC	1.375%	8.01%	7.95%	4.65%
Specialty-Sector	PIMCO VIT CommodityRealReturn Strategy – Administrative Class Adviser: Pacific Investment Management Company LLC	1.38%	1.35%	2.67%	(5.39%)
Emerging Markets Bond	PIMCO VIT Emerging Markets Bond – Advisor Class Adviser: Pacific Investment Management Company LLC	1.20%	6.60%	7.64%	5.22%
International Bond	PIMCO VIT International Bond Portfolio (U.S. Dollar - Hedged) – Administrative Class Adviser: Pacific Investment Management Company LLC	0.94%	5.56%	4.77%	5.28%
Short Term Bond	PIMCO VIT Low Duration – Administrative Class Adviser: Pacific Investment Management Company LLC	0.69%	2.99%	2.01%	1.79%
Inflation-Protected Bond	PIMCO VIT Real Return – Administrative Class Adviser: Pacific Investment Management Company LLC	0.84%	10.59%	4.20%	2.59%

A-5

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2020)
			1 Year	5 Year	10 Year
Intermediate Term Bond	PIMCO VIT Total Return – Advisor Class Adviser: Pacific Investment Management Company LLC	0.79%	8.54%	4.65%	3.83%
Small Cap Value	Putnam VT Small Cap Value – Class IB Adviser: Putnam Investment Management, LLC	1.40%	3.96%	7.30%	8.21%
Small Cap Blend	Royce Micro-Cap – Investment Class Adviser: Royce & Associates, LP	1.29%	24.50%	11.64%	5.20%
Specialty-Sector	T. Rowe Price Health Sciences – Class II Adviser: T. Rowe Price Associates, Inc.	1.20%	29.27%	13.77%	19.87%
Emerging Markets	Templeton Developing Markets VIP Fund – Class 2 Adviser: Templeton Asset Management Ltd Sub-Adviser: Franklin Templeton Investment Management Limited	1.44%	17.18%	15.57%	3.66%
Global Bond	Templeton Global Bond VIP Fund – Class 2 Adviser: Franklin Advisers, Inc.	0.79%	(4.92%)	0.66%	1.56%
High Yield Bond	Western Asset Variable Global High Yield Bond – Class II Adviser: Legg Mason Partners Fund Advisor, LLC Sub-Adviser: Western Asset Management Company, LLC ; Western Asset Management Company Limited (London); and Western Asset Management Company Pte. Ltd. (Singapore)	1.10%	7.12%	7.92%	5.56%
1   Certain Investment Portfolios and their investment advisers have entered into temporary expense reimbursement and/or fee waivers. Please see the Investment Portfolios’ prospectuses for additional information regarding these arrangements

Optional Rider Investment Restrictions

If you have elected one of the optional riders listed in the table below, your Contract is subject to investment allocation restrictions. Depending on the optional riders you choose, you may not be able to invest in certain Underlying Funds or the Fixed Account. In addition, other investment restrictions may apply, as shown below.
Riders Currently Available
Rider	Investment Restrictions
Extra Credit at 4%	Fixed Account not available as an investment option
0-Year or 4-Year Alternate Withdrawal Charge	Fixed Account not available as an investment option

Riders No Longer Available
Rider	Investment Restriction	Investment Allocation Impact on Crediting Rate
Guaranteed Lifetime Withdrawal Benefit	Fixed Account not available as an investment option	N/A
Guaranteed Minimum Income Benefit at 5%	N/A
The Company will credit a maximum rate of 4% for amounts allocated to the Invesco V.I. Government Money Market Subaccount, the Fixed Account and the Loan Account. All other investments will be credited at 5%.

A-6

Riders No Longer Available
Rider	Investment Restriction	Investment Allocation Impact on Crediting Rate
6% Dollar for Dollar Guaranteed Minimum Income Benefit (formerly Dollar for Dollar Living Benefit)	N/A
The Company will credit a maximum rate of 3% for amounts allocated to the Invesco V.I. Government Money Market Subaccount, the PIMCO Low Duration Subaccount, the Fixed Account and the Loan Account. All other investments will be credited at 6%.

Guaranteed Growth Death Benefit	N/A
If you elected this benefit at 5%, 6% or 7%, the Company will credit a maximum rate of 4% for amounts allocated to the Invesco V.I. Government Money Market Subaccount, the Fixed Account and Loan Account. All other investments will be credited at the rate you selected.

6% Dollar for Dollar Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit (formerly the Dollar for Dollar Combination Benefit)	N/A
The Company will credit a maximum rate of 3% for amounts allocated to the Invesco V.I. Government Money Market Subaccount, the PIMCO Low Duration Subaccount, the Fixed Account and the Loan Account. All other investments will be credited at 6%.

Extra Credit (3% or 5%)	Fixed Account not available as an investment option	N/A

A-7

APPENDIX B
Riders No Longer Available – Available for Purchase Only Prior to February 1, 2010

Guaranteed Lifetime Withdrawal Benefit Rider (This rider was available for purchase ONLY prior to February 1, 2010) — The Guaranteed Lifetime Withdrawal Benefit Rider (the “GLWB Rider”) is designed for Owners who are concerned that poor investment performance or market volatility in the Subaccounts may adversely impact the amount of money they can withdraw under the Contract for retirement income or other long-term purposes. Subject to certain conditions and restrictions, the GLWB Rider guarantees that you will be able to withdraw a specified amount each Contract Year during your lifetime (and your spouse’s lifetime, if you so designate)—even if your Contract Value is reduced to zero.
The GLWB Rider does not guarantee Contract Value or the performance of any investment option or asset allocation model.
GLWB Rider Definitions.
Annual Amount: the maximum amount that you may withdraw each Contract Year without reducing or eliminating your ability to make lifetime withdrawals under the GLWB Rider.
Benefit Base: an amount we refer to when determining your Annual Amount. Your Benefit Base is equal to the greater of the Benefit Step-up Base or the Benefit Roll-up Base.
Benefit Step-up Base: under this calculation of the Benefit Base, we will “lock in” to the Benefit Base your highest Contract Value on each Contract Anniversary following the Rider Start Date. We also will adjust this amount by any Purchase Payments and Excess Withdrawals.
Benefit Roll-up Base: under this calculation of the Benefit Base, we will increase your Benefit Base by the Growth Factor on the first 12 Rider anniversaries, so long as you have made no withdrawals since the Rider Start Date (other than withdrawals made pursuant to the RIA Annual Withdrawal Allowance). We also will adjust this amount by any Purchase Payments and Excess Withdrawals.
Benefit Percentage: a percentage we multiply by your current Benefit Base to determine your Annual Amount.
Excess Withdrawals: cumulative withdrawals you make in any Contract Year that exceed your Annual Amount.
GLWB Rider Charge: an amount we deduct monthly from your Contract Value if you elected the GLWB Rider.
Growth Factor: an amount by which we will increase your Benefit Roll-up Base on the first 12 Rider anniversaries, so long as you have made no withdrawals since the Rider Start Date (other than withdrawals made pursuant to the RIA Annual Withdrawal Allowance).
Non-Excess Withdrawals: cumulative withdrawals you make in any Contract Year that do not exceed your Annual Amount.
RIA Annual Withdrawal Allowance: subject to certain conditions, withdrawals made to pay fees to a registered investment adviser that we do not consider as withdrawals when determining whether to apply the 2% Inflation Adjustment or whether to set the Growth Factor to zero when calculating the Benefit Roll-up Base.
Rider Start Date: the date the GLWB Rider was added to your Contract.
2% Inflation Adjustment: an amount by which we will increase the Benefit Percentage on each Contract Anniversary following the date you make a withdrawal under the GLWB Rider (other than withdrawals made pursuant to the RIA Annual Withdrawal Allowance), so long as your entire Contract Value has been invested in accordance with a specified asset allocation model.
Important Considerations if You Purchased the GLWB Rider.
•
The Fixed Account is not available if you purchased the GLWB Rider. In addition, we reserve the right to restrict subsequent Purchase Payments. See “Investment Option Restrictions” and “Restrictions on Purchase Payments” below.

•	Any withdrawals you make that exceed the Annual Amount) may significantly reduce or even eliminate your ability to make lifetime withdrawals under the GLWB Rider.
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We will deduct a monthly GLWB Rider charge from your Contract Value if you elected the GLWB Rider. We will assess this charge even if your only withdrawals are Non-Excess Withdrawals and even if you never make a withdrawal. We will not refund the GLWB Rider Charges you have paid if the GLWB Rider terminates for any reason.

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Adding the GLWB Rider will not automatically cancel any existing systematic withdrawals that you have established. Since Excess Withdrawals may significantly reduce or even eliminate your ability to make lifetime withdrawals under the Rider, you should consider whether any existing systematic withdrawals should be adjusted. See “Purchasing the GLWB Rider” below.

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If you add, remove, or change an Owner under your Contract (including total or partial change incident to a divorce), then the GLWB Rider will terminate. See “Covered Persons, Owners, and Spouses” below.

•	You must have repaid any outstanding Contract loan before we issued the GLWB Rider, and you may not take a new Contract loan while the Rider is in effect. See “Contract Loans” below.
•	You cannot cancel the GLWB Rider once it is issued.
•	Any amount that we may pay under the GLWB Rider that is in excess of Contract Value is subject to our financial strength and claims-paying ability.
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If you elected the GLWB Rider, you were not permitted to elect the Guaranteed Minimum Withdrawal Benefit Rider, the Guaranteed Minimum Income Benefit Rider at 3% or 5%, the 6% Dollar for Dollar Guaranteed Minimum Income Benefit Rider, the 6% Dollar for Dollar Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit Rider, and/or the Total Protection Rider.

•	Certain Qualified Contracts may have withdrawal or other restrictions which may limit the benefit of the GLWB Rider.
You should not have purchased the GLWB Rider if:
•	You expected to take Excess Withdrawals because such withdrawals may significantly reduce or eliminate the value of the GLWB Rider; or
•	You were primarily interested in maximizing the Contract’s potential for long-term accumulation rather than ensuring a stream of income for life; or
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You did not consult a tax adviser before purchasing the GLWB Rider with any Qualified Contract, as certain Qualified Contracts may have withdrawal or other restrictions which may limit the benefit of the GLWB Rider; or

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If you intended to take Excess Withdrawals, as any withdrawals you make that exceed the Annual Amount may significantly reduce or even eliminate your ability to make lifetime withdrawals under the GLWB Rider (see “Non-Excess and Excess Withdrawals” below); or

•	You did not consult your registered representative to discuss whether the GLWB Rider suits your needs; or
•	You did not expect to take Non-Excess Withdrawals ever or for a significant period of time.
Purchasing the GLWB Rider. You could only purchase the GLWB Rider if the attained age of the Covered Person (and the Joint Covered Person, if the Rider is issued on a joint life basis) was at least 55 but no older than 80. Except under the circumstances set forth below, an Owner must be a natural person. See “Covered Persons, Owners, and Spouses.”
Electing the GLWB Rider after the Contract Date did not automatically cancel any existing systematic withdrawals that you have established. Since Excess Withdrawals may significantly reduce or even eliminate your ability to make lifetime withdrawals under the Rider, you should consider whether any existing systematic withdrawals should be adjusted.
Important Consideration. When you purchased the GLWB Rider may have a significant impact on the value of your Benefit Base. For example, there were certain advantages to purchasing the GLWB Rider early. We begin “locking in” your highest Contract Value when calculating the Benefit Step-up Base on every Contract Anniversary following the Rider Start Date. Thus, the earlier you purchased the GLWB Rider, the longer the period of time during which your Benefit Base may increase due to favorable Subaccount performance. You also have an opportunity for your Benefit Base to increase by the Growth Factor utilized in our calculation of the Benefit Roll-up Base. Contract values occurring prior to the Rider Start Date do not affect the Benefit Base.
On the other hand, if you purchased the GLWB Rider too early and do not begin taking Non-Excess Withdrawals for a period of time, you may pay the GLWB Rider Charge for a longer period than is necessary. You also must comply with other Rider restrictions, such as prohibitions on changing Owners, taking Contract loans, and allocating Purchase Payments and Contract Value to the Fixed Account.
Covered Persons, Owners, and Spouses.
Covered Person. The Covered Person is the person during whose life we will make available the Annual Amount. If the Contract is owned by a single natural person, then the Covered Person must be the Owner. If the Contract is owned by a non-natural person, then the Covered Person must be the Annuitant.
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Under the GLWB Rider, the Owner must be a natural person unless: (1) the Contract is owned by a trust (or other entity as agent for a natural person), (2) the Rider is issued with only one Covered Person, (3) only one Annuitant is named in the Contract; and (4) the Annuitant is the Covered Person.

The Covered Person cannot be changed after we issue the Rider.
Joint Covered Person. The Joint Covered Person is the person during whose life, in conjunction with the life of the Covered Person, we will make available the Annual Amount. If there are Joint Owners under the Contract, then the Joint Covered Person must be the Joint Owner.
Note:
Please remember that we impose a higher GLWB Rider Charge if there is a Joint Covered Person under the GLWB Rider. We do so because we are obligated to make the Annual Amount available for withdrawals over the lives of two individuals (so long as all of the Rider’s conditions are met).

The Joint Covered Person must be the spouse of the Covered Person on the Rider Start Date. If there is one Owner under the Contract, the Joint Covered Person also must be the sole Designated Beneficiary under the Contract prior to annuitization. If there are Joint Owners under the Contract, the Covered Person and Joint Covered Person must be the only Designated Beneficiaries under the Contract prior to annuitization.
We will make the Annual Amount available until the later of the death of the Covered Person or the death of the Joint Covered Person, provided that (a) there is no change in the status of the Joint Covered Person as the spouse of the Covered Person, and (b) there is no change in the status of the Joint Covered Person as the sole Designated Beneficiary prior to annuitization (if there is one Contract Owner) or of the Covered Person and Joint Covered Person as the only Designated Beneficiaries prior to annuitization (if there are two Contract Owners).
Note:
If the status of either (or both) of these designations changes due to death or divorce (where the Contract is not split or otherwise divided), then we will base the benefits under the Rider solely on the life of the Covered Person. This means that we will not make the Annual Amount available after the death of the Covered Person, even if the Joint Covered Person is still alive. However, we will continue to assess the GLWB Rider Charge based on two Covered Persons for as long as the Covered Person is alive.

After the Rider Start Date, the Joint Covered Person cannot be changed, even if the Covered Person has a new spouse, nor can a Joint Covered Person be added.
Joint Owners. If the GLWB Rider is elected, the Contract must be owned individually (i.e., there must be only one Owner), unless:
1.	there is only one Joint Owner,
2.	the Joint Owner is the spouse of the Owner, and
3.	prior to annuitization, the only Designated Beneficiaries under the Contract are the Owner and Joint Owner.
Note:
If the Owner and Joint Owner cease to be the spouse of each other due to death or divorce (where the Contract is not split or otherwise divided), then we will base the benefits under the Rider solely on the life of the Covered Person (i.e., the Owner). This means that we will not make the Annual Amount available after the death of the Covered Person, even if the Joint Covered Person (i.e., the

Joint Owner) is still alive. However, we will continue to assess the GLWB Rider Charge based on two Covered Persons for as long as the Covered Person is alive.
In the event that the Contract is ordered to be split or otherwise divided between the Owner and Joint Owner pursuant to the terms of a divorce settlement or a divorce decree from a court of law or pursuant to any other court order incident to a divorce, we will terminate the GLWB Rider.
Change in Owner. If you add, remove, or change an Owner under your Contract (including total or partial changes incident to a divorce) after the GLWB Rider is issued, then we will terminate the Rider.
Termination of the GLWB Rider if Surviving Spouse Continues Contract. If there is only one Covered Person and he or she dies while the GLWB Rider is in effect, and if the surviving spouse of the deceased Covered Person elects to continue the Contract, then we will terminate the Rider.
The surviving spouse can elect to add a new Guaranteed Lifetime Withdrawal Benefit Rider on any Contract Anniversary prior to the Annuity Start Date (if the Rider is still available for sale) by completing a form and submitting it to our Administrative Office at least one day prior to the Contract Anniversary. If we do not receive the completed form at our Administrative Office at least one day prior to the Contract Anniversary, the Rider will not be added to your Contract. The surviving spouse must satisfy our issue age requirements in effect at the time the Rider is purchased. We will issue a new GLWB Rider based on new variables (i.e., the Benefit Base, the Annual Amount, the Benefit Percentage, etc.). The terms of any such new GLWB Rider, including the charge for the Rider, may differ from the terms of the existing Rider.
Spouse. Under the GLWB Rider, the term ‘spouse’ has the meaning given to it under federal law for purposes of the Internal Revenue Code.
Proof of Survival. We may require proof of survival of any person upon whose life continuation of benefits depends (including, but not limited to, the Covered Person and any Joint Covered Person).
Non-Excess and Excess Withdrawals. You may make withdrawals under your Contract while the GLWB Rider is in effect. However, the amount and timing of your withdrawals may significantly reduce (or even eliminate) your ability to make lifetime withdrawals under the Rider.
•	Non-Excess Withdrawals are cumulative withdrawals made during the Contract Year that are less than or equal to the Annual Amount (see “Determining Your Annual Amount” below).
•	Excess Withdrawals are cumulative withdrawals made during the Contract Year that exceed the Annual Amount.
Note:
We have designed the GLWB Rider for you to take total Non-Excess Withdrawals up to the Annual Amount during each Contract Year. To obtain the maximum potential benefit under the GLWB Rider, your total withdrawals each Contract Year should not exceed the Annual Amount.

Excess Withdrawals reduce your Benefit Base and your Annual Amount, which may significantly reduce or even eliminate your ability to make lifetime withdrawals under the GLWB Rider. If your Contract Value is reduced to zero due to an Excess Withdrawal, your Contract and the GLWB Rider will terminate.
A “withdrawal” includes any applicable withdrawal charges, any forfeited Credit Enhancements, any withdrawals made to pay fees to a registered investment adviser, and charges for premium taxes and/or other taxes, if applicable, and any other charges deducted upon a withdrawal or surrender. We will reduce your Contract Value by the amount of any withdrawal you make. Withdrawals made while the GLWB Rider is in effect will be subject to the same conditions, limitations, restrictions, and all other fees, charges and deductions, if applicable, as withdrawals otherwise made under the terms of your Contract, unless we specify otherwise.
Before you make a withdrawal, please note:
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We will not assess a withdrawal charge or recapture any Credit Enhancements if you make a Non-Excess Withdrawal. However, such withdrawals will reduce your Free Withdrawal amount. For the purpose of calculating the withdrawal charge on Excess Withdrawals, Non-Excess Withdrawals do not reduce Purchase Payments.

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If you make an Excess Withdrawal, we will assess a withdrawal charge (if otherwise applicable), reduce your Free Withdrawal amount, and recapture any Credit Enhancements, as appropriate, in the same manner in which we would do so if you had not elected the GLWB Rider and you made a withdrawal under the Contract. See “Charges and Deductions – Contingent Deferred Sales Charge” and “Optional Riders – Extra Credit”.

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All withdrawals, including Non-Excess Withdrawals and Excess Withdrawals, reduce your Contract Value and death benefit and may reduce other rider benefits. Withdrawals may result in receipt of taxable income to the Owner and, if made prior to the Owner attaining age 59½, may be subject to a 10% penalty tax. Please see “Federal Tax Matters”.

Determining Your Annual Amount. Your Annual Amount is the maximum amount that you can withdraw each Contract Year without reducing or eliminating your ability to make lifetime withdrawals under the GLWB Rider.
•	Your Annual Amount is equal to the current Benefit Percentage multiplied by the current Benefit Base.
We initially calculate your Annual Amount on the Rider Start Date and recalculate it on each Contract Anniversary, when you make any additional Purchase Payments, and when you make any Excess Withdrawals.
So long as your Contract Value has not reduced to zero, you may withdraw the Annual Amount in a lump sum, in multiple withdrawals, or in a series of pre‑authorized withdrawals during the Contract Year. You can continue to take up to the Annual Amount each Contract Year until it is depleted for that year. The Annual Amount is not cumulative, which means that if you choose to withdraw only part of, or none of, your Annual Amount in any given Contract year, any portion not withdrawn will not be carried over to the next or any subsequent Contract Year.
Benefit Percentage. The initial Benefit Percentage depends on the age of the Covered Person (or for the joint life version, the age of the younger of the Covered Person and the Joint Covered Person) on the Rider Start Date, as follows:
Age	Initial Benefit Percentage
Less than 65	4.0%
At least 65 but less than 76	5.0%
Equal to or greater than 76	6.0%

We may increase the Benefit Percentage by a 2% Inflation Adjustment if certain conditions are met (see “2% Inflation Adjustment,” below).
Qualified Contracts. If you own a Qualified Contract that is in the “Required Minimum Distribution” or “RMD” phase under the Internal Revenue Code, and you are required to withdraw more than the Annual Amount we have calculated, then we will increase your Annual Amount to equal the amount required to be withdrawn under the Internal Revenue Code.
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We determine this amount as of the beginning of the calendar year based solely on the values under your Contract. We do not include RMDs of any other assets of any Owner or Designated Beneficiary. This amount is equal to the Internal Revenue Code required minimum distribution amount calculated by us using only (1) the IRS Uniform Lifetime table or, if applicable, the Joint Life and Survivor Expectancy table, (2) your Contract Value (including the present value of any additional benefits provided under your Contract to the extent required to be taken into account under IRS Guidance), and (3) amounts from the current calendar year (no carry-over from past years).

Determining Your Benefit Base. Your Benefit Base is used to calculate your Annual Amount.
Note:
Your Benefit Base is only used to calculate the Annual Amount. It is not a cash value, surrender value, or death benefit, it is not available to you, it is not a minimum return for any Subaccount, and it is not a guarantee of any Contract Value.

We initially calculate your Benefit Base on the Rider Start Date and recalculate it on each Contract Anniversary, when you make any additional Purchase Payments, and when you make any Excess Withdrawals.

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Your initial Benefit Base is equal to (a) your initial Purchase Payment including Credit Enhancements and/or Bonus Credits, if any (if we issued your Rider on the Contract Date); or (b) your Contract Value on the Rider Start Date (if we issued your Rider on a Contract Anniversary).

Your Benefit Base after the Rider Start Date is equal to the greater of the Benefit Step-up Base or the Benefit Roll-up Base.
1.	The Benefit Step-up Base:
On the Rider Start Date, the Benefit Step-up Base is equal to: (a) your initial Purchase Payment including Credit Enhancements and/or Bonus Credits, if any (if we issued your Rider on the Contract Date); or (b) your Contract Value on the Rider Start Date (if we issued your Rider on a Contract Anniversary).
We recalculate the Benefit Step-up Base as follows:
a.	On each Contract Anniversary, the new Benefit Step-up Base is equal to the greater of your Contract Value on that anniversary, or (B) the then current Benefit Step-up Base.
b.
If you make an additional Purchase Payment, we will increase the then current Benefit Step-up Base by the amount of the Purchase Payment (and any Credit Enhancement and/or Bonus Credit, if applicable).

c.
If you make an Excess Withdrawal, the new Benefit Step-up Base is equal to the then current Benefit Step-up Base multiplied by (1 minus (the amount of the Excess Withdrawal divided by your Contract Value immediately before the Excess Withdrawal)).

Note:
Excess Withdrawals will reduce your Benefit Step-up Base, which, in turn, may significantly reduce or eliminate your ability to make lifetime withdrawals under the GLWB Rider. Excess Withdrawals could reduce your Benefit Step-up Base by substantially more than the actual amount of the Excess Withdrawal. Excess Withdrawals will also reduce your Annual Amount.

Examples of Excess Withdrawals on the Benefit Step-up Base. Example 1, assume:
(i)	At the beginning of the Contract Year, the Annual Amount is $5,000.
(ii)	During the Contract Year the Owner makes a $6,000 withdrawal, which means the Owner has made a Non-Excess Withdrawal of $5,000 and an Excess Withdrawal of $1,000.
(iii)
On the day that the Owner takes the $6,000 withdrawal, but prior to the withdrawal being processed, the then current Benefit Step-up Base is $100,000. The Contract Value is $120,000 prior to any part of the withdrawal being processed and, after the Non-Excess Withdrawal is effected but immediately before the Excess Withdrawal is effected, the Contract Value is $115,000.

When an Excess Withdrawal is made, the new Benefit Step-up Base is equal to the then current Benefit Step-up Base multiplied by (1 minus (the amount of the Excess Withdrawal divided by the Contract Value immediately before the Excess Withdrawal)). Thus, the new Benefit Step-up Base is equal to: $100,000 x (1 – ($1,000 ÷ $115,000)) = $99,130.
Example 2, assume:
(i)	The Owner has already taken withdrawals equal to the Annual Amount for the Contract Year.
(ii)	The Owner takes another withdrawal of $3,000 in the same Contract Year, all of which is considered an Excess Withdrawal.
(iii)	Immediately prior to the withdrawal of $3,000, the current Benefit Step-up Base is $100,000. The Contract Value is $50,000.

The new Benefit Step-up Base is equal to the then current Benefit Step-up Base multiplied by (1 minus (the amount of the Excess Withdrawal divided by the Contract Value immediately before the Excess Withdrawal)). Thus, the new Benefit Step-up Base is equal to: $100,000 x (1 – ($3,000 ÷ $50,000)) = $94,000.
•	Note that in this case, the Excess Withdrawal is $3,000, while the reduction in Benefit Step-up Base is $6,000 (twice the amount of the Excess Withdrawal).
2.	The Benefit Roll-up Base:
On the Rider Start Date, the Benefit Roll-up Base is equal to: (a) your initial Purchase Payment including Credit Enhancements and/or Bonus Credits, if any (if we issued your Rider on the Contract Date); or (b) your Contract Value on the Rider Start Date (if we issued your Rider on a Contract Anniversary).
We recalculate the Benefit Roll-up Base as follows:
(a)	On each Contract Anniversary, the new Benefit Roll-up Base is equal to the then current Benefit Roll-up Base multiplied by (1 plus the Growth Factor).
We determine the Growth Factor as follows:
(i)	If you have made no withdrawals since the Rider Start Date (other than withdrawals made pursuant to the RIA Annual Withdrawal Allowance), then the Growth Factor is:
•	5.0% on Rider anniversaries 1 through 4;
•	6.0% on Rider anniversaries 5 through 8;
•	7.0% on Rider anniversaries 9 through 12; and
•	0.0% on Rider anniversaries 13 and greater.
(ii)
If you have made one or more withdrawals since the Rider Start Date (other than withdrawals made pursuant to the RIA Annual Withdrawal Allowance), then the Growth Factor is zero on every Contract Anniversary following the first withdrawal.

Note:
The value of the GLWB Rider may be affected if you delay taking withdrawals. For example, once you take a withdrawal, we will apply the 2% Inflation Adjustment (if elected) to your Benefit Percentage on each Contract Anniversary (subject to certain conditions). (See “When to Take Withdrawals” below.)

(b)
If you make an additional Purchase Payment, we will increase the then current Benefit Roll-up Base by the amount of the Purchase Payment (and any Credit Enhancement and/or Bonus Credit, if applicable).

(c)
If you make an Excess Withdrawal, the new Benefit Roll-up Base is equal to the then current Benefit Roll-up Base multiplied by (1 minus (the amount of the Excess Withdrawal divided by your Contract Value immediately before the Excess Withdrawal)).

Note:
Excess Withdrawals will reduce your Benefit Roll-up Base, which, in turn, may significantly reduce or eliminate your ability to make lifetime withdrawals under the GLWB Rider. Excess Withdrawals could reduce your Benefit Roll-up Base by substantially more than the actual amount of the Excess Withdrawal. Excess Withdrawals will also reduce your Annual Amount.

Example of Excess Withdrawals on the Benefit Roll-up Base. Assume:
(i)	The Owner has already taken withdrawals equal to the Annual Amount for the Contract Year.
(ii)	The Owner takes another withdrawal of $3,000 in the same Contract Year, all of which is considered an Excess Withdrawal.

(iii)	Immediately prior to the withdrawal of $3,000, the current Benefit Roll-up Base is $100,000. The Contract Value is $50,000.
The new Benefit Roll-up Base is equal to the then current Benefit Roll-up Base multiplied by (1 minus (the amount of the Excess Withdrawal divided by your Contract Value immediately before the Excess Withdrawal)). Thus, the new Benefit Roll-up Base is equal to: $100,000 x (1 – ($3,000 ÷ $50,000)) = $94,000.
•	Note that the Excess Withdrawal is $3,000, while the reduction in Benefit Roll-up Base is $6,000 (twice the amount of the Excess Withdrawal).
2% Inflation Adjustment. We are currently not requiring that customers follow the asset allocation models described below, but reserve the right to do so in the future consistent with the terms of the GLWB Rider. Accordingly, the discussion below has no current application, but rather describes the conditions and restrictions applicable to the 2% Inflation Adjustment should we require that the asset allocation models be followed in the future. Because investing in accordance with the asset allocation models is not currently required, you may wish to speak to your registered representative or other advisor about how to allocate your Contract Value among the various Subaccounts.
If your entire Contract Value has been invested in accordance with one of the asset allocation models described below since the Rider Start Date, we will increase the Benefit Percentage by an amount equal to the current Benefit Percentage multiplied by 2.0% (the “2% Inflation Adjustment”). However, no increases will be made until you make a withdrawal following the Rider Start Date (other than withdrawals made pursuant to the RIA Annual Withdrawal Allowance). After you make such a withdrawal, we will begin applying the 2% Inflation Adjustment to your Benefit Percentage on each Contract Anniversary.
Note:
The value of the GLWB Rider may be affected if you begin taking withdrawals too soon. For example, once you take a withdrawal, we will no longer increase your Benefit Roll-up Base by the Growth Factor. (See “When to Take Withdrawals” below.)

To be eligible for the 2% Inflation Adjustment, at all times since the Rider Start Date your entire Contract Value must be invested in one of several specified asset allocation models. This means:
•	You must allocate all Purchase Payments and Contract Value in accordance with one of the asset allocation models;
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You must elect and maintain the Asset Reallocation Option, thereby authorizing us to automatically transfer your Contract Value on a quarterly basis to restore your asset allocation model’s allocations to the original percentages in effect at the time you elected the model;

•	You may change from the current asset allocation model to another asset allocation model approved by us for use in connection with the 2% Inflation Adjustment feature;
•	You may not make other transfers among the Subaccounts; and
•	We will deduct any withdrawals you make (including withdrawals pursuant to the RIA Annual Withdrawal Allowance) from the Subaccounts in the asset allocation model on a pro rata basis.
Note:	You should consult with your registered representative to assist you in determining whether these investment restrictions are suited for your financial needs.
If at any time following the Rider Start Date all or a portion of your Contract Value is not invested in accordance with the above restrictions, then your Benefit Percentage will not be increased by the 2% Inflation Adjustment for that Contract Year or any subsequent Contract Year.
Each asset allocation model invests different percentages of Contract Value in certain of the Subaccounts. In general, the investment strategies employed by the asset allocation models include allocations that focus on (1) combining bond funds and stock funds; or (2) emphasizing stock funds while including a weighting to bond funds. Each of these asset allocation models seek to provide income and/or capital appreciation while avoiding excessive risk. There can be no assurance, however, that any of the asset allocation models will achieve their investment objective. If you are seeking a more aggressive investment strategy, the asset allocation models required in connection with the 2% Inflation Adjustment may not be appropriate for you.
The asset allocation models approved for use with the 2% Inflation Adjustment and the composition of the specific asset allocation model you select may change from time to time. However, we will not change your existing Contract Value or Purchase Payment allocation or percentages in response to these changes. If you desire to change your Contract Value or Purchase Payment allocation or percentages to reflect a revised or different model that is permitted with the 2% Inflation Adjustment, you must submit new allocation instructions to us in writing. There is no charge for allocating your Contract Value in accordance with an asset allocation model.
The specific asset allocation models available to you are fully described in a separate brochure. Your sales representative can provide additional information about the asset allocation models available to you. Please talk to him or her if you have additional questions about the asset allocation models.
Example of the 2% Inflation Adjustment. Assume:
a.	the Owner added the Rider (issued with one Covered Person) at age 70,
b.	the 2% Inflation Adjustment has not been forfeited because Contract Value has at all times since the Rider Start Date been invested in accordance with the investment restrictions set forth above, and
c.	the first withdrawal (other than one within the RIA Annual Withdrawal Allowance) is in Contract Year 3.
The Benefit Percentage is equal to:
•	5.00% for Contract Years 1 and 2 (because the Owner was between ages 65 and 75 on the Rider Start Date and did not take any withdrawals),
•	5.00% for Contract Year 3 (because the withdrawal will trigger the 2% Inflation Adjustment beginning on the next Contract Anniversary),
•	5.10% for Contract Year 4 (5.00% * (1.02)),
•	5.20% for Contract Year 5 (5.00% * (1.02)2),
•	5.31% for Contract Year 6 (5.00% * (1.02)3)
•
and so forth for subsequent Contract Years (so long as the Owner continues to comply at all times with the investment restrictions set forth above). If, in Contract Year 6, the Owner fails to comply with the investment restrictions, then in all future Contract Years the Benefit Percentage will be equal to 5.31%.

RIA Annual Withdrawal Allowance. If withdrawals are made under your Contract to pay fees to a registered investment adviser, then we will not consider that withdrawal when determining whether to apply the 2% Inflation Adjustment or whether to set the Growth Factor to zero when calculating the Benefit Roll-up Base, if:
•	the withdrawals are the only amount withdrawn in that Contract Year;
•	the withdrawals are for the purpose of paying fees to a registered investment adviser for services rendered to the Owner in connection with the Contract;
•	we are making payment(s) to the registered investment adviser from such withdrawals on behalf of the Owner; and
•
the withdrawals do not exceed: (1) in the first Contract Year, 2.0% of Purchase Payments (including any Credit Enhancement and/or Bonus Credit), and (2) for all other Contract Years, 2.0% of your Contract Value as of the beginning of the Contract Year.

When to Take Withdrawals. You should carefully consider when to begin taking withdrawals under the GLWB Rider.
Advantages to taking withdrawals:
•	You may maximize the time during which you may take lifetime withdrawals due to longer life expectancy, and you will be paying for a benefit you are using.
•
If you have selected the 2% Inflation Adjustment feature of the Rider and have complied with the investment restrictions noted above under “2% Inflation Adjustment,” once you make a withdrawal (other than withdrawals made pursuant to the RIA Annual Withdrawal Allowance) we will apply the 2% Inflation Adjustment to your Benefit Percentage on each Contract Anniversary (see “2% Inflation Adjustment”).

Advantages to delaying withdrawals:
•
On the first 12 Rider anniversaries, we will increase your Benefit Roll-up Base by the Growth Factor so long as you have made no withdrawals since the Rider Start Date (other than withdrawals made pursuant to the RIA Annual Withdrawal Allowance) (see “Benefit Roll-up Base”).

•
Withdrawals reduce your Free Withdrawal Amount, death benefit, and Contract Value, may result in receipt of taxable income (and a 10% penalty tax if made prior to age 59½), and may limit the potential for increasing your Benefit Base through higher Contract Values on Contract Anniversaries.

You should discuss with your registered representative when it may be appropriate for you to begin taking withdrawals under the GLWB Rider.
Annuitization. If you have not selected an Annuity Start Date, then while the GLWB Rider is in effect the Annuity Start Date is the day before the older Annuitant’s 95th birthday.
If the Contract Value is greater than zero on the Annuity Start Date, then you may elect to receive annual Annuity Payments equal to:
a.	the Annual Amount as of the Annuity Start Date; or
b.
the amount determined by applying the Contract Value less premium taxes and any pro rata account administration charge as of the Annuity Start Date to any of the Annuity Options available under your Contract.

If you choose option (a), then we will make Annuity Payments until the later of: (i) the death of the Covered Person (or until the later of the death of the Covered Person or Joint Covered Person, if applicable), or (ii) a fixed period equal to the Contract Value on the Annuity Start Date divided by the Annual Amount on the Annuity Start Date. If the Covered Person (or both the Covered Person and the Joint Covered Person, if applicable) dies before receiving the fixed number of Annuity Payments, then we will make any remaining Annuity Payments to the Designated Beneficiary.
If you choose option (b), then we will make Annuity Payments pursuant to the terms of your Contract.
Note:
The payments you would receive under option (a) are different from the payments you would receive under option (b). You should consult with your registered representative to determine which option is more appropriate for you.

Reduction of Contract Value To Zero. If your Contract Value reduces to zero, one of the following will occur:
1.
If your Contract Value reduced to zero due to an Excess Withdrawal, then we will terminate your Contract and the GLWB Rider (which means your Annual Amount will no longer be available) even if your Benefit Base is greater than zero. You will not be entitled to receive any further benefits under your Contract or the Rider.

2.	If your Contract Value reduced to zero for any reason other than due to an Excess Withdrawal, then:
a.	We will make payments to you each Contract Year in an amount equal to the Annual Amount in effect as of the Valuation Date the Contract Value reduced to zero;

b.	We will make these as a series of payments pursuant to a frequency selected by you from those made available by us at that time;
c.
We will make these payments until the death of the Covered Person (or the later of the death of the Covered Person and any Joint Covered Person, if applicable, subject to the restrictions on changing Owners);

d.	You may not make any additional Purchase Payments under your Contract;
e.	You will no longer be eligible to receive a death benefit under your Contract; and
f.	We will terminate all other optional riders under your Contract.
Investment Option Restrictions. If you elected the GLWB Rider, you cannot allocate your Purchase Payments or transfer your Contract Value to the Fixed Account. If you wish to add the GLWB Rider on a Contract Anniversary, you will need to transfer any Contract Value in the Fixed Account to one or more of the Subaccounts.
Restrictions on Purchase Payments. If you elected the GLWB Rider, (either on the Contract Date or on any Contract Anniversary prior to the Annuity Start Date), we reserve the right to refuse to accept subsequent Purchase Payments, and/or limit the amount of any subsequent Purchase Payments that we do accept, following the Rider Start Date.
When discussing the GLWB Rider, all references to Purchase Payments mean the amount actually applied to Contract Value (i.e., net of any applicable premium tax or other applicable charges).
If in the future the Fixed Account becomes an available investment option under the Rider, then we may deduct a portion of the GLWB Rider Charge from Contract Value allocated to the Fixed Account.
We will not refund the GLWB Rider Charges you have paid if the GLWB Rider terminates, regardless of the reason for termination.
Contract Loans. You must repay any outstanding Contract loan before we will issue the GLWB Rider, and you may not take a new Contract loan while the Rider is in effect.
Termination. We will terminate the GLWB Rider on the earliest of:
1.	The Valuation Date you surrender your Contract;
2.	The Annuity Start Date (subject to any obligations we may have to make payments of the Annual Amount, as set forth in the Annuitization provision above);
3.	For a GLWB Rider issued with one Covered Person, the date of the Covered Person’s death (regardless of whether the surviving spouse Beneficiary continues the Contract);
4.
For a GLWB Rider issued with a Covered Person and a Joint Covered Person, the later of the date of death of the Covered Person or the Joint Covered Person (subject to our rules relating to the designation of a Joint Covered Person—see “Covered Persons, Owners, and Spouses” above);

5.	The date of change of ownership under the Contract (including total or partial change incident to a divorce—see “Covered Persons, Owners, and Spouses” above); or
6.	The Valuation Date your Contract Value is reduced to zero due to an Excess Withdrawal.
Tax Consequences. As with any distribution from the Contract, tax consequences may apply to GLWB Rider distributions. The application of certain tax rules to the Rider, particularly those rules relating to distributions from your Contract, is not entirely clear. While there is some uncertainty, we intend to treat any amounts received by you under the GLWB Rider after your Contract Value reduces to zero as annuity payments for tax purposes. We also intend to treat the payments made to you under the Rider prior to the date your Contract Value reduces to zero or selection of an Annuity Option as withdrawals for tax purposes.
For Qualified Contracts, distributions attributable to the GLWB Rider will be taxed in accordance with the rules applicable to the type of Qualified Plan. We intend to treat distributions from Contracts issued as Section 403(b) annuities or traditional or Roth individual retirement annuities in the manner described above for annuities generally.

(Please see “Federal Tax Matters”.) Your required minimum distribution amount may have to include the value of optional Contract provisions such as the GLWB rider. Consult a tax advisor.
Limited Exchange Opportunity. Beginning on May 1, 2008 and extending through April 30, 2009, if you currently owned the Guaranteed Minimum Withdrawal Benefit Rider, you could have exchanged that Rider for the Guaranteed Lifetime Withdrawal Benefit Rider if you were otherwise eligible to purchase the Rider. We only permitted such an exchange on a Contract Anniversary. All terms and conditions of the Guaranteed Lifetime Withdrawal Benefit Rider that were in effect on that Contract Anniversary applied. We used your Contract Value on that Contract Anniversary to calculate the Benefit Base under the Guaranteed Lifetime Withdrawal Benefit rider. If you made this exchange, you would not be permitted to later repurchase the Guaranteed Minimum Withdrawal Benefit Rider.
There are differences in the terms of the Guaranteed Minimum Withdrawal Benefit Rider and the Guaranteed Lifetime Withdrawal Benefit Rider, including the rider charge, the availability of the Fixed Account, and whether withdrawals under the rider may be available for a specified period or for your lifetime. You should have reviewed the discussion on each rider carefully to determine whether exchanging your existing Guaranteed Minimum Withdrawal Benefit Rider was appropriate for you.
Guaranteed Minimum Income Benefit (This rider was available for purchase ONLY prior to February 1, 2010) — This rider makes available a minimum amount for the purchase of a fixed Annuity (“Minimum Income Benefit”). The Minimum Income Benefit is equal to Purchase Payments and any Credit Enhancements and Bonus Credits, net of any premium tax, less an adjustment for withdrawals, increased at an annual effective rate of interest of 3% or 5%, as elected in the application. (If you elected the Guaranteed Minimum Income Benefit at 5%, please note that the Company will credit a maximum rate of 4% for amounts allocated to the Invesco V.I. Government Money Market, the Fixed Account and the Loan Account; however you will still pay the Rider charge applicable to the 5% rate.)
In crediting interest, the Company takes into account the timing of when each Purchase Payment and withdrawal occurred and accrues such interest until the earlier of: (1) the Annuity Start Date, or (2) the Contract Anniversary following the oldest Annuitant’s 80th birthday. In the event of a withdrawal, the Minimum Income Benefit is reduced as of the date of the withdrawal by a percentage found by dividing the withdrawal amount, including any withdrawal charges, by Contract Value immediately prior to the withdrawal.
You may apply the Minimum Income Benefit, less any applicable premium tax and pro rata account administration charge, to purchase a fixed Annuity within 30 days of any Contract Anniversary following the 10th Contract Anniversary. You may apply the Minimum Income Benefit to purchase only a fixed Annuity under Option 2, life income with a 10-year period certain, or Option 4B, joint and last survivor with a 10-year period certain. See the discussion of Options 2 and 4 under “Annuity Options.” The Annuity rates for this rider are based upon the 1983(a) mortality table with mortality improvement under Projection Scale G and an interest rate of 2½%. This rider was available only if the age of the Owner at the time the Contract was issued was age 79 or younger.
Example 1. How the Guaranteed Minimum Income Benefit Increases with Purchase Payments and Interest . Assume:
(i)	The Owner purchases the Contract with the Guaranteed Minimum Income Benefit at 5%.
(ii)	The initial Purchase Payment is $100,000.
(iii)	No Contract Value is allocated to the Invesco V.I. Government Money Market or Fixed Account.
(iv)	There are no outstanding loans on the Contract.
At the time the Contract is issued, the Minimum Income Benefit is $100,000. 191 days after Contract issue, the Owner adds a Purchase Payment of $50,000 to the Contract. As a result of interest accrued over the 191 days since the initial Purchase Payment, immediately prior to the $50,000 Purchase Payment, the Minimum Income Benefit has increased to $102,586, calculated as follows:
Purchase Payment x (1 + Effective Annual Interest Rate)^Time Elapsed Since Purchase Payment
$100,000 x (1 + .05) (191/365)
$100,000 x 1.05 (191/365) = $102,586
After the $50,000 Purchase Payment, the Minimum Income Benefit is $152,586 ($102,586 + $50,000).

Example 2. How the Guaranteed Minimum Income Benefit Decreases as a Result of Withdrawals .
Continuing from Example 1, the Owner takes a withdrawal of $15,000 a little over a year (377 days) after the $50,000 Purchase Payment. The Contract Value prior to the withdrawal is $150,000 and the Minimum Income Benefit prior to the withdrawal is $160,472.50 ($152,586 x 1.05 (377/365) ). After the withdrawal, the Minimum Income Benefit decreases as follows:
Minimum Income Benefit prior to withdrawal x (1 - (Withdrawal amount / Contract Value prior to Withdrawal))
$160,472.50 x (1 - ($15,000 / $150,000)
$160,472.50 x (1 - .10)
$160,472.50 x .90 = $144,425.25
After the $15,000 withdrawal, the Contract Value is $135,000 ($150,000 - $15,000), and the Minimum Income Benefit is $144,425.25.
Example 3. How the Minimum Income Benefit is used at Annuitization.
Continuing from Example 2, the Owner decides to annuitize the Contract 20 days after the 10th Contract Anniversary. Approximately 3,104 days have elapsed since the last withdrawal of $15,000. The Owner has taken no other withdrawals and added no additional Purchase Payments to the Contract. The Owner chooses Annuity Option 2 and monthly annuity payments. At the time of annuitization, the year is 2020, and the Owner, a male, is age 72. The guaranteed rate per thousand for the 5% Guaranteed Minimum Income Benefit assuming life with 10 year period certain for a male aged 72 in 2020 is $5.65. As a result of accrued interest, the Minimum Income Benefit at the time of annuitization is $218,695.20 ($144,425.25 x (1.05 (3104/365) )). The guaranteed monthly annuity payment is calculated as follows:
(Minimum Income Benefit at Annuitization / $1,000) x Applicable guaranteed rate per thousand
($218,695.20 / $1,000) x $5.65
$218.70 x $5.65 = $1,235.63
Example 4. How Advisory Fee Withdrawals Reduce the Guaranteed Minimum Income Benefit .
Continuing from Example 3, 191 days after the Contract Date, a $1,000 advisory fee is withdrawn from the Contract. Prior to the withdrawal, the Contract Value is $100,000. Assume no Credit Enhancements or Bonus Credits are applicable. At the time the Contract is issued, the initial Guaranteed Minimum Income Benefit is $100,000. Immediately prior to the withdrawal of the advisory fee, the Guaranteed Minimum Income Benefit would have grown to $102,586 ($100,000 x 1.05^ (191/365) ). After the advisory fee is withdrawn, the reduction to the Guaranteed Minimum Income Benefit is calculated as follows:
Guaranteed Minimum Income Benefit Prior to Withdrawal x (1 - (Advisory Fee Withdrawal Amount / Contract Value)) =
$102,586 x (1 - ($1,000 / $100,000)) =
$102,586 x (1 - .01) = $101,560.14
After the advisory fee withdrawal, the Contract Value is $99,000 ($100,000 - $1000) and the Guaranteed Minimum Income Benefit is $101,560.14.
6% Dollar for Dollar Guaranteed Minimum Income Benefit (formerly Dollar for Dollar Living Benefit) (This rider was available for purchase ONLY prior to February 1, 2010) — This rider, like the Guaranteed Minimum Income Benefit Rider, makes available a minimum amount for the purchase of a fixed Annuity (“Minimum Income Benefit”); provided, however, that there are differences in the terms of the riders, including the annual effective rate of interest and the manner in which withdrawals affect the Minimum Income Benefit under each rider. You may never need to rely upon the Minimum Income Benefit, which should be viewed as a payment “floor.”
The Minimum Income Benefit under this rider is equal to Purchase Payments received during the three-year period that starts on the Contract Date, plus any Credit Enhancements and/or Bonus Credits applied in connection with those Purchase Payments, less any premium tax, and less an adjustment for withdrawals, increased at an annual effective rate of interest of 6%. Please note that the Company will credit a maximum rate of 3% for amounts allocated to the Invesco V.I. Government Money Market Subaccount, the PIMCO Low Duration Subaccount, the Fixed Account and the Loan Account; however, you will still pay the full rider charge. To the extent that you allocate Purchase Payments or transfer Contract Value to the Invesco V.I. Government Money Market Subaccount, the PIMCO Low Duration Subaccount, the Fixed Account or the Loan Account, you will not receive the benefit of an annual effective interest rate of 6% in determining the Minimum Income Benefit. The Company may add new Subaccounts in the future that will earn only the 3% rate in calculating the Minimum Income Benefit. Any such Subaccounts will be disclosed in this Prospectus.
Under this rider, you may withdraw up to a specified amount each Contract Year (the “Annual Limit”), without a proportional reduction in the Minimum Income Benefit. If you purchased this rider when you purchased the Contract, the Annual Limit initially was equal to 6% of the initial Purchase Payment, not including any Credit Enhancement and/or any Bonus Credits. If you purchased this rider on a Contract Anniversary, the Annual Limit initially was equal to 6% of Contract Value. The Annual Limit will remain the same each Contract Year, unless you make additional Purchase Payments after the purchase date of the rider or make a withdrawal that, on its own or together with other withdrawals in that Contract Year, exceeds the Annual Limit immediately prior to the withdrawal.
The Company increases the Annual Limit in an amount equal to 6% of any Purchase Payment that is added subsequent to the purchase date of the rider. The Company reduces the Annual Limit if you make a withdrawal in a Contract Year that, on its own or together with other withdrawals in that Contract Year, exceeds the Annual Limit. In that event, the Company will reduce the Annual Limit by a percentage that is found by dividing (a) over (b) where (a) is the amount of the withdrawal that exceeds the Annual Limit, and (b) is the amount of Contract Value immediately prior to the withdrawal, reduced by that portion of the withdrawal, if any, that was not in excess of the Annual Limit. The Annual Limit as last adjusted in a Contract Year is the new Annual Limit for subsequent Contract Years, subject to adjustment for Purchase Payments made subsequent to adjusting the Annual Limit or aggregate withdrawals in a Contract Year that exceed the new Annual Limit. Any portion of the Annual Limit that is not withdrawn during a Contract Year may not be carried over for withdrawal in a subsequent Contract Year.
In crediting interest to determine the Minimum Income Benefit, the Company takes into account the timing of when each Purchase Payment and withdrawal occurs and accrues the applicable annual effective rate of interest until the earlier of: (1) the Annuity Start Date, or (2) the Contract Anniversary following the oldest Annuitant’s 80th birthday.
In the event of a withdrawal that does not exceed the Annual Limit, the Minimum Income Benefit is reduced as of the date of the withdrawal by the exact dollar amount of the withdrawal, which for purposes of the rider includes any applicable withdrawal charges, any Credit Enhancement forfeitures and any premium tax charges. In the event of a withdrawal that exceeds the Annual Limit, the Minimum Income Benefit is first reduced by any portion of the withdrawal that does not exceed the Annual Limit and is then further reduced by a percentage found by dividing the amount of the withdrawal that exceeds the Annual Limit, by the amount of Contract Value immediately prior to the withdrawal, reduced by that portion of the Withdrawal, if any, that was not in excess of the Annual Limit.
Beginning on the tenth anniversary of the purchase date of the rider, you may apply the Minimum Income Benefit, less any applicable premium tax and pro rata account administration charge, to purchase a fixed Annuity under: (1) Annuity Option 2, (2) Annuity Option 4B, or (3) the Alternate Benefit, as discussed below. You may purchase a fixed Annuity under Option 2 or Option 4B within the 30-day period following any Contract Anniversary that occurs on or after the 10th anniversary of the purchase date of the rider. A fixed Annuity under Option 2 provides annuity payments that will be made during the lifetime of the Annuitant with a 10-year period certain, and under Option 4B provides annuity payments that will be made as long as either Annuitant is living with a 10-year period certain. See the discussion of Option 2 and Option 4B under “Annuity Options.” The Annuity rates under the rider for those Options are based upon the 1983(a) mortality table with mortality improvement under Projection Scale G and an interest rate of 2%.
The Owner may elect an Alternate Benefit, which provides for fixed Annuity payments on a monthly, quarterly, semiannual or annual basis for a period of 15 years. The Alternate Benefit is available only on the tenth anniversary of the rider purchase date and shall not be available thereafter. Any election of the Alternate Benefit is made by providing written notice of such election to the Company within the 30-day period following the tenth anniversary of the purchase date of the rider. Annuity payments under the Alternate Benefit are equal to the amount determined by dividing the Minimum Income Benefit on the Annuity Start Date, less any applicable premium tax and any pro rata account administration charge, by the total number of payments, as set forth in the table below (the total number of payments is based upon whether the Owner elects monthly, quarterly, semiannual or annual payments):
Payment Frequency	Total Number of Payments
Monthly	180
Quarterly	60
Semiannual	30
Annual	15

The Company guarantees that the Alternate Benefit shall be at least equal to an amount determined by applying the Minimum Income Benefit on the Annuity Start Date, less any applicable premium tax and any pro rata account administration charge, to Annuity Option 7 with a 15‑year period certain, calculated without reference to the terms of the rider (see the discussion of Option 7 under “Annuity Options”).
The Alternate Benefit is calculated without reference to Annuity rates and represents the return of your Minimum Income Benefit on the Annuity Start Date, less any applicable premium tax and any pro rata account administration charge, over a period of 15 years without crediting interest on that amount.
If the Owner annuitizes the Contract before the tenth anniversary of the purchase date of the rider or at any time thereafter other than within the 30-day period following a Contract Anniversary, the Minimum Income Benefit is not available. The Owner is not required to use this Rider to receive Annuity Payments. However, the Company will not refund charges paid for this rider if the Owner annuitizes outside of its terms and conditions.
This rider was available only if the age of the Annuitant at the time the rider was issued was 79 or younger.
Please note that this rider may not be appropriate for you if you plan on taking withdrawals in excess of the Annual Limit because such excess withdrawals may significantly reduce or eliminate the value of the Guaranteed Minimum Income Benefit. If you have a qualified contract, you may be required to take minimum distributions from the Contract during your lifetime. If your required minimum distribution amount exceeds your Annual Limit, you will have to withdraw more than the Annual Limit to avoid the imposition of a 50% excise tax, causing a proportional reduction in the Guaranteed Minimum Income Benefit.
Example 1. How the 6% Dollar for Dollar Guaranteed Minimum Income Benefit   Increases with Purchase Payments and Interest . Assume:
(i)	The Owner purchases the Contract with the 6% Dollar for Dollar Guaranteed Minimum Income Benefit.
(ii)	The initial Purchase Payment is $100,000.
(iii)	No Contract Value is allocated to the Invesco V.I. Government Money Market, the PIMCO Low Duration Subaccount, or the Fixed Account.
(iv)	The Owner does not purchase a Credit Enhancement rider.
(v)	No Bonus Credits are applicable.
(vi)	There are no outstanding loans on the Contract.
At the time the Contract is issued, the Minimum Income Benefit is $100,000, and the Annual Limit is $6,000 ($100,000 x 6%). 99 days after Contract issue, the Owner adds a Purchase Payment of $50,000 to the Contract. As a result of interest accrued over the 99 days since the initial Purchase Payment, immediately prior to the $50,000 Purchase Payment, the Minimum Income Benefit has increased to $101,593, calculated as follows:
Purchase Payment x (1 + Effective Annual Interest Rate)^Time Elapsed Since Purchase Payment
$100,000 x (1 + .06) (99/365)
$100,000 x 1.06 (99/365) = $101,593

The increase in the Annual Limit is calculated as follows:
Annual Limit prior to Purchase Payment + (Purchase Payment x 6%)
$6,000 + ($50,000 x 6%)
$6,000 + $3,000 = $9,000
After the $50,000 Purchase Payment, the Minimum Income Benefit is $151,593 ($101,593 + $50,000), and the Annual Limit is $9,000.
Example 2. How the 6% Dollar for Dollar Guaranteed Minimum Income Benefit Decreases as a Result of a Withdrawal .
Continuing from Example 1, the Owner takes a withdrawal of $19,000 a little over a year (376 days) after the $50,000 Purchase Payment. The Contract Value prior to the withdrawal is $159,000 and the Minimum Income Benefit prior to the withdrawal is $160,971 ($151,593 x 1.06 (376/365) ). After the withdrawal, the Minimum Income Benefit decreases as follows:
(Minimum Income Benefit prior to withdrawal - Annual Limit) x (1 - (Amount of withdrawal in excess of the Annual Limit / Contract Value prior to withdrawal - Amount of withdrawal not in excess of the Annual Limit))
($160,971 - $9,000) x (1 - ($19,000 - $9,000) / ($159,000 - $9,000))
$151,971 x (1 - ($10,000 / $150,000)) = $141,839.60
The decrease in the Annual Limit is calculated as follows:
Annual Limit prior to withdrawal x (1 - (Amount of withdrawal in excess of Annual Limit / Contract Value prior to withdrawal - Amount of withdrawal not in excess of the Annual Limit))
$9,000 x (1 - ($19,000 - $9,000) / ($159,000 - $9,000))
$9,000 x (1 - ($10,000 / $150,000)) = $8,400
After the $19,000 withdrawal, the Contract Value is $140,000 ($159,000 - $19,000), the Minimum Income Benefit is $141,839.60, and the Annual Limit is $8,400.
Example 3. How the 6% Dollar for Dollar Guaranteed Minimum Income Benefit is used at Annuitization.
Continuing from Example 2, the Owner decides to annuitize the Contract 20 days after the 10th Contract Anniversary. Approximately 3,197 days have elapsed since the last withdrawal of $19,000. The Owner has taken no other withdrawals and added no additional Purchase Payments to the Contract. The Owner chooses Annuity Option 2 and monthly annuity payments. At the time of annuitization, the year is 2020, and the Owner, a male, is age 72. The guaranteed rate per thousand for the 6% Guaranteed Minimum Income Benefit assuming life with 10 year period certain for a male aged 72 in 2020 is $5.39. As a result of accrued interest, the Minimum Income Benefit at the time of annuitization is $236,292.07 ($141,839.60 x (1.06 (3197/365) )). The guaranteed monthly annuity payment is calculated as follows:
(Minimum Income Benefit at Annuitization / $1,000) x Applicable guaranteed rate per thousand
($236,292.07 / $1,000) x $5.39
$236.29 x $5.39 = $1,273.61
Example 4. How Advisory Fee Withdrawals Reduce the 6% Dollar for Dollar Guaranteed Minimum Income Benefit .
Continuing from Example 3, 99 days after the Contract Date, a $1,000 advisory fee is withdrawn from the Contract. Prior to the withdrawal, the Contract Value is $100,000. At the time the Contract is issued, the initial Guaranteed Minimum Income Benefit is $100,000. Immediately prior to the withdrawal of the advisory fee, the Guaranteed Minimum Income Benefit would have grown to $101,593 ($100,000 x 1.06^ (99/365) ). Assume there have been no other fees or withdrawals taken during the Contract Year. Thus, the $1,000 advisory fee is less than the remaining Annual Limit of $6,000. As a result of the advisory fee withdrawal, the Guaranteed Minimum Income Benefit is reduced dollar for dollar as follows:
Guaranteed Minimum Income Benefit Prior to Withdrawal - Advisory Fee Withdrawal Amount =
$101,593 - $1,000 = $100,593
The remaining Annual Limit is also reduced dollar for dollar by the amount of the advisory fee withdrawal.  Thus, after the advisory fee withdrawal, the remaining Annual Limit is $5,000 ($6,000 - $1,000) and the Guaranteed Minimum Income Benefit is $100,593.
Guaranteed Growth Death Benefit (This rider was available for purchase ONLY prior to February 1, 2010) — This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:
1.	The sum of all Purchase Payments (not including any Credit Enhancements or Bonus Credits), less any withdrawals and withdrawal charges;
2.	The Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company; or
3.	The Guaranteed Growth Death Benefit.
The Guaranteed Growth Death Benefit is an amount equal to Purchase Payments and any Credit Enhancements and/or Bonus Credits, net of any Premium tax, less an adjustment for withdrawals, increased at an annual effective rate of interest of 3%, 5%, 6% or 7% (6% and 7% are not available to Texas residents), as elected in the application. (If you elected the Guaranteed Growth Death Benefit at 5%, 6% or 7%, please note that the Company will credit a maximum rate of 4% for amounts allocated to the Invesco V.I. Government Money Market Subaccount, the Fixed Account and Loan Account; however, you will still pay the Rider charge applicable to the rate you have selected.) In crediting interest, the Company takes into account the timing of when each Purchase Payment and withdrawal occurred. The Company accrues such interest until the earliest of: (1) the Annuity Start Date; (2) the Contract Anniversary following the oldest Owner’s 80th birthday; (3) the date due proof of the Owner’s death and instructions regarding payment are received; or (4) the six-month anniversary of the Owner’s date of death. In the event of a withdrawal, the Guaranteed Growth Death Benefit is reduced as of the date of the withdrawal by a percentage found by dividing the withdrawal amount, including any withdrawal charges, by Contract Value immediately prior to the withdrawal.
The amount of the Guaranteed Growth Death Benefit shall not exceed an amount equal to 200% of Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), net of premium tax and any withdrawals, including withdrawal charges.
If an Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner’s death, the death benefit will be Contract Value, as set forth in item 2 above.
This rider was available only if the age of the Owner at the time the Contract was issued was age 79 or younger. See the discussion under “Death Benefit.”
Example 1. How the Guaranteed Growth Death Benefit   Increases with Purchase Payments and Interest . Assume:
(i)	The Owner purchases the Contract with the Guaranteed Minimum Income Benefit at 5%.
(ii)	The initial Purchase Payment is $100,000.
(iii)	No Contract Value is allocated to the Invesco V.I. Government Money Market or the Fixed Account.
(iv)	The Owner does not purchase a credit enhancement rider.

(v)	There are no applicable Bonus Credits.
(vi)	There are no outstanding loans on the Contract.
At the time the Contract is issued, the Guaranteed Growth Death Benefit is $100,000, and the Guaranteed Growth Death Benefit cap is 200% of Purchase Payments or $200,000. 191 days after Contract issue, the Owner adds a Purchase Payment of $50,000 to the Contract. As a result of interest accrued over the 191 days since the initial Purchase Payment, immediately prior to the $50,000 Purchase Payment, the Guaranteed Growth Death Benefit has increased to $102,586, calculated as follows:
Purchase Payment x (1 + Effective Annual Interest Rate^Time Elapsed Since Purchase Payment
$100,000 x (1 + .05) (191/365)
$100,000 x 1.05 (191/365) = $102,586
The Guaranteed Growth Death Benefit increases as a result of the Purchase Payment:
Guaranteed Growth Death Benefit prior to Purchase Payment + Purchase Payment
$102,586 + $50,000 = $152,586
The Guaranteed Growth Death Benefit cap also increases as a result of the Purchase Payment:
Guaranteed Growth Death Benefit cap prior to Purchase Payment + (Purchase Payment x 200%)
$200,000 + ($50,000 x 200%)
$200,000 + $100,000 = $300,000
Following the $50,000 Purchase Payment, the Guaranteed Growth Death Benefit is $152,586, and the Guaranteed Growth Death Benefit cap is $300.000.
Example 2. How the Guaranteed Growth Death Benefit   Decreases as a Result of a Withdrawal .
Continuing from Example 1, the Owner takes a withdrawal of $15,000 a little over a year (377 days) after the $50,000 Purchase Payment. The Contract Value prior to the withdrawal is $150,000 and the Guaranteed Growth Death Benefit prior to the withdrawal is $160,472.50 ($152,586 x 1.05 (377/365) ). After the withdrawal, the Guaranteed Growth Death Benefit decreases as follows:
Guaranteed Growth Death Benefit prior to withdrawal x (1 - (Withdrawal amount / Contract Value prior to Withdrawal))
$160,472.50 x (1 - ($15,000 / $150,000)
$160,472.50 x (1 - .10)
$160,472.50 x .90 = $144,425.25
The Guaranteed Growth Death Benefit cap also decreases as a result of the withdrawal:
(Cumulative Purchase Payments - Cumulative withdrawals) x 200%
($150,000 - $15,000) x 200%
$135,000 x 200% = $270,000
After the $15,000 withdrawal, the Contract Value is $135,000 ($150,000 - $15,000), the Guaranteed Growth Death Benefit is $144,425.25, and the Guaranteed Growth Death Benefit cap is $270,000.
Example 3. How the Guaranteed Growth Death Benefit applies at Death .
Continuing from Example 2, 439 days after the $15,000 withdrawal, the Company receives due proof of death. At the time of death, the Contract Value is $150,000. The amount payable at death would be the greatest of (1) the sum of all Purchase Payments, less any withdrawals and withdrawal charges (in this case, $135,000);

(2) the Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company (in this case, $150,000); or (3) the Guaranteed Growth Death Benefit (in this case, $153,154 ($144,425.25 x 1.05 (439/365) ). Thus, $153,154 is the amount that would be paid.
Example 4. How Advisory Fee Withdrawals Reduce the Guaranteed Growth Death Benefit .
Continuing from Example 3, 191 days after the Contract Date, a $1,000 advisory fee is withdrawn from the Contract. Prior to the withdrawal, the Contract Value is $100,000. At the time the Contract is issued, the initial Guaranteed Growth Death Benefit is $100,000. Immediately prior to the withdrawal of the advisory fee, the Guaranteed Growth Death Benefit would have grown to $102,586 ($100,000 x 1.05^ (191/365) ). After the advisory fee is withdrawn, the reduction to the Guaranteed Growth Death Benefit is calculated as follows:
Guaranteed Growth Death Benefit Prior to Advisory Fee Withdrawal x (1 - (Advisory Fee Withdrawal Amount / Contract Value)) =
$102,586 x (1 - ($1,000 / $100,000)) =
$102,586 x (1 - .01) = $101,560.14
At the time of Contract issue, the Guaranteed Growth Death Benefit cap is equal to 200% of Purchase Payments or $200,000. After the advisory fee withdrawal, the cap decreases to $198,000 ($200,000 - ($1,000 x 200%)).
Combined Annual Stepped Up and Guaranteed Growth Death Benefit (This rider was available for purchase ONLY prior to February 1, 2010) — This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:
1.	The sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less any withdrawals and withdrawal charges;
2.	The Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company;
3.	The Annual Stepped Up Death Benefit (as described above in the Prospectus under “Optional Riders”); or
4.	The Guaranteed Growth Death Benefit at 5% (as described above).
If an Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner’s death, the death benefit will be as set forth in item 2 above.
This rider was available only if the age of the Owner at the time the Contract was issued was age 79 or younger. See the discussion under “Death Benefit.”
Example 1. How the Combined Annual Stepped Up and Guaranteed Growth Death Benefit Works . Assume:
(i)	The Owner purchases the Contract with the Combined Annual Stepped Up and Guaranteed Growth Death Benefit.
(ii)	The Owner is age 60 when the Contract is purchased.
(iii)	The initial Purchase Payment is $100,000.
(iv)	The Owner takes no withdrawals between Contract issue and death.

At the time of Contract issue, the Annual Stepped Up Death Benefit is $100,000 (the Purchase Payment), the Guaranteed Growth Death Benefit at 5% is $100,000 (the Purchase Payment), and the Guaranteed Growth Death Benefit cap is 200% or $200,000.
Due to positive market performance, the Contract Value on the first Contract Anniversary is $125,000. The Annual Stepped Up Death Benefit increases to $125,000, the Guaranteed Growth Death Benefit increases to $105,000 ($100,000 x (1.05 (365/365) )), and the GGDB cap remains unchanged at $200,000.
Due to negative market performance, the Contract Value on the second Contract Anniversary is $98,000. The Annual Stepped Up Death Benefit remains unchanged at $125,000, the Guaranteed Growth Death Benefit increases to $110,250 ($105,000 x (1.05 (365/365) )), and the  cap remains unchanged at $200,000.
212 days into the third Contract Year, the Owner dies. At the time of death, the Contract Value is $102,000, and the Guaranteed Growth Death Benefit is $113,419 ($110,250 x (1.05 (212/365) )). The death benefit is the greatest of: (1) the sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less any withdrawals and withdrawal charges (in this example, $100,000), (2) the Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company (in this example, $102,000), (3) the Annual Stepped Up Death Benefit (in this example, $125,000), or (4) the Guaranteed Growth Death Benefit at 5% (in this example, $113,419).
Thus, the death benefit payable is $125,000.
Example 2. How Advisory Fee Withdrawals Reduce the Combined Annual Stepped Up and Guaranteed Growth Death Benefit .
Continuing from Example 1, a $1,000 advisory fee is withdrawn from the Contract. Prior to the withdrawal, the Contract Value is $100,000, the Guaranteed Growth Death Benefit is $113,419, the Guaranteed Growth Death Benefit cap is $200,000, and the Annual Stepped Up Death Benefit is $125,000.
After the withdrawal, the Guaranteed Growth Death Benefit is calculated as follows:
Guaranteed Growth Death Benefit Prior to Advisory Fee Withdrawal x [1 – (Advisory Fee Withdrawal Amount / Account Value Prior to Advisory Fee Withdrawal)] =
$113,419 x [1 - (1 - ($1,000 / $100,000)] =
$113,419 x (1 - .01) = $112,284.81
The Guaranteed Growth Death Benefit cap is calculated as follows:
Guaranteed Growth Death Benefit Cap Prior to Advisory Fee Withdrawal - (200% x Advisory Fee Withdrawal Amount) =
$200,000 - (200% x $1,000) = $198,000
The Annual Stepped Up Death Benefit is calculated as follows:
Annual Stepped Up Death Benefit Prior to Advisory Fee Withdrawal x [1 - (Advisory Fee Withdrawal Amount / Contract Value Prior to Advisory Fee Withdrawal)] =
$125,000 x [1 - ($1,000 / $100,000)] =
$125,000 x (1 - .01) = $123,750
Enhanced Death Benefit (This rider was available for purchase ONLY prior to February 1, 2010) — This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greater of:

1.	The sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less any withdrawals and withdrawal charges; or
2.	The Contract Value on the Valuation Date due proof of the Owner’s death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit.
The Enhanced Death Benefit for a Contract issued prior to the Owner attaining age 70 is the lesser of: (1) 50% of Contract gain; or (2) 50% of adjusted Purchase Payments. For a Contract issued after the Owner has attained age 70 or older, the Enhanced Death Benefit is the lesser of: (1) 25% of Contract gain; or (2) 25% of adjusted Purchase Payments.
•	“Contract gain” is equal to Contract Value as of the date due proof of death and instructions with regard to payment are received less adjusted Purchase Payments.
•
“Adjusted Purchase Payments” are equal to all Purchase Payments made to the Contract adjusted for withdrawals and any applicable premium tax. In the event of a withdrawal, Purchase Payments are reduced as of the date of the withdrawal by a percentage found by dividing the withdrawal amount, including any withdrawal charges, by Contract Value immediately prior to the withdrawal.

If the Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner’s death, the death benefit will be the Contract Value on the Valuation Date due proof of the Owner’s death and instructions regarding payment are received by the Company.
This rider was available only if the age of the Owner at the time the Contract was issued was age 79 or younger. See the discussion under “Death Benefit.”
Example 1. How the Enhanced Death Benefit Works . Assume:
(i)	The Owner purchases the Contract with the Enhanced Death Benefit.
(ii)	The Owner is age 60 when the Contract is purchased.
(iii)	The initial Purchase Payment is $100,000.
During the fifth Contract Year, the Owner takes a withdrawal of $10,000. The Contract Value at the time of the withdrawal is $160,000. The adjusted Purchase Payments after the withdrawal are calculated as follows:
Previous Adjusted Purchase Payments x (1 - Withdrawal / Contract Value prior to withdrawal)
$100,000 x (1 - $10,000 / $160,000)
$100,000 x (1 - .0625)
$100,000 x .9375 = $93,750
During the sixth Contract Year, the Owner dies. At the time of death, the Contract Value is $175,000.
The Enhanced Death Benefit is the lesser of (1) 50% of the Contract gain, or (2) 50% of adjusted Purchase Payments.
50% of Contract gain = 50% x (Contract Value as of Due Proof of Death - Adjusted Purchase Payments)
50% x ($175,000 - $93,750)
50% x $81,250 = $40,625
50% of adjusted Purchase Payments = 50% x 93,750 = $46,875
Thus, the Enhanced Death Benefit is $40,625.
The death benefit is the greater of: (1) the sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less any withdrawals and withdrawal charges (in this example, $90,000 ($100,000 - $10,000)), or (2) the Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company, plus the Enhanced Death Benefit (in this example, $215,625 ($175,000 + $40,625). Thus, the death benefit payable is $215,625.
Example 2. How Advisory Fee Withdrawals Reduce the Enhanced Death Benefit .
Continuing from Example 1, a $1,000 advisory fee is withdrawn from the Contract. Prior to the withdrawal, the Contract Value is $125,000. After the withdrawal, the Adjusted Purchase Payments are calculated as follows:
Adjusted Purchase Payments Prior to Advisory Fee Withdrawal x [1 - (Advisory Fee Withdrawal Amount / Contract Value Prior to Advisory Fee Withdrawal)] =
$100,000 x [1 - ($1,000 / $125,000)] =
$100,000 x (1 - .008) = $99,200
Assume time elapses since the advisory fee withdrawal is take, and the Owner dies. At the time of the Owner’s death, the Contract Value is $130,000.
The Enhanced Death Benefit at the time of death is the lesser of (1) 50% of Contract gain or (2) 50% of Adjusted Purchase Payments.
50% of Contract gain = 50% x (Contract Value as of Valuation Date of due proof of death - Adjusted Purchase Payments)
= 50% x ($130,000 - $99,200)
= $15,400
50% of Adjusted Purchase Payments = 50% x $99,200
= $49,600
Therefore, the Enhanced Death Benefit is $15,400.
The death benefit is the greater of: (1) the sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less any withdrawals and withdrawal charges (in this example, $99,200), or (2) the Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company, plus the Enhanced Death Benefit (in this example, $145,400 ($130,000 + $15,400)). Thus, the death benefit payable is $145,400.
Combined Enhanced and Annual Stepped Up Death Benefit (This rider was available for purchase ONLY prior to February 1, 2010) — This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:
1.	The sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less any withdrawals and withdrawal charges;
2.	The Contract Value on the Valuation Date due proof of the Owner’s death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit (as described above); or
3.	The Annual Stepped Up Death Benefit (as described above in the Prospectus under “Optional Riders”), plus the Enhanced Death Benefit (as described above).
If the Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner’s death, the death benefit will be the Contract Value on the Valuation Date due proof of the Owner’s death and instructions regarding payment are received by the Company.
This rider was available only if the age of the Owner at the time the rider was issued was age 79 or younger. See the discussion under “Death Benefit.”

Example 1. How the Combined Enhanced and Annual Stepped Up Death Benefit Works . Assume:
(i)	The Owner purchases the Contract with the Combined Enhanced and Annual Stepped Up Death Benefit.
(ii)	The Owner is age 60 when the Contract is purchased.
(iii)	The initial Purchase Payment is $100,000.
(iv)	The Owner takes no withdrawals and makes no additional Purchase Payments.
(v)	On the first Contract Anniversary, the Contract Value is $105,000.
(vi)	On the second Contract Anniversary, the Contract Value is $99,000.
(vii)	On the third Contract Anniversary, the Contract Value is $106,000.
The Annual Stepped Up Death Benefit is $100,000 at Contract issue, increases to $105,000 at the first Contract Anniversary, remains unchanged at $105,000 at the second Contract Anniversary, and increases to $106,000 at the third Contract Anniversary.
During the fourth Contract Year, the Owner dies. At the time of death, the Contract Value is $107,000, and the Annual Stepped Up Death Benefit is $106,000.
The Enhanced Death Benefit is the lesser of (1) 50% of the Contract gain, or (2) 50% of adjusted Purchase Payments.
50% of Contract gain = 50% x (Contract Value as of Due Proof of Death - Adjusted Purchase Payments)
50% x ($107,000 - $100,000)
50% x $7,000 = $3,500
50% of adjusted Purchase Payments = 50% x $100,000 = $50,000
Thus, the Enhanced Death Benefit is $3,500.
The death benefit is the greater of: (1) the sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less any withdrawals and withdrawal charges (in this example, $100,000), (2) the Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company, plus the Enhanced Death Benefit (in this example, $110,500 ($107,000 + $3,500), or (3) the Annual Stepped Up Death Benefit plus the Enhanced Death Benefit (in this example, $109,500 ($106,000 + $3,500). Thus, the death benefit payable is $110,500.
Example 2. How Advisory Fee Withdrawals Reduce the Enhanced and Annual Stepped Up Death Benefit .
Continuing from Example 1, a $1,000 advisory fee is withdrawn from the Contract in the fourth Contract Year. Prior to the withdrawal, the Contract Value is $125,000. After the withdrawal, the Adjusted Purchase Payments are calculated as follows:
Adjusted Purchase Payments Prior to Advisory Fee Withdrawal x [1 - (Advisory Fee Withdrawal Amount / Contract Value Prior to Advisory Fee Withdrawal)] =
$100,000 x [1 - ($1,000 / $125,000)] =
$100,000 x (1 - .008) = $99,200
After the withdrawal, the Annual Stepped Up Death Benefit is calculated as follows:
Annual Stepped Up Death Benefit Prior to Advisory Fee Withdrawal x [1 - (Advisory Fee Withdrawal Amount / Contract Value Prior to Advisory Fee Withdrawal)] =
$106,000 x [1 - ($1,000 / $125,000)] =
$106,000 x (1 - .008) = $105,152
Later in the fourth Contract Year, the Owner dies. At the time of the Owner’s death, the Contract Value is $130,000.
The Enhanced Death Benefit at the time of death is the lesser of (1) 50% of Contract gain or (2) 50% of Adjusted Purchase Payments.

50% of Contract gain = 50% x (Contract Value as of Valuation Date of due proof of death - Adjusted Purchase Payments)
= 50% x ($130,000 - $99,200)
= $15,400
50% of Adjusted Purchase Payments = 50% x $99,200
= $49,600
Therefore, the Enhanced Death Benefit is $15,400.
The death benefit is the greater of: (1) the sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less any withdrawals and withdrawal charges (in this example, $99,200), (2) the Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company, plus the Enhanced Death Benefit (in this example, $145,400 ($130,000 + $15,400)), or (3) the Annual Stepped Up Death Benefit plus the Enhanced Death Benefit (in this example, $120,552 ($105,152 + 15,400)). Thus, the death benefit payable is $145,400.
Combined Enhanced and Guaranteed Growth Death Benefit (This rider was available for purchase ONLY prior to February 1, 2010) — This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:
1.	The sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less any withdrawals and withdrawal charges;
2.	The Contract Value on the Valuation Date due proof of the Owner’s death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit (as described above); or
3.	The Guaranteed Growth Death Benefit at 5% (as described above), plus the Enhanced Death Benefit (as described above).
If the Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner’s death, the death benefit will the Contract Value on the Valuation Date due proof of the Owner’s death and instructions regarding payment are received by the Company.
This rider was available only if the age of the Owner at the time the rider was issued was age 79 or younger. See the discussion under “Death Benefit.”
Example 1. How the Combined Enhanced and Guaranteed Growth Death Benefit Works . Assume:
(i)	The Owner purchases the Contract with the Combined Enhanced and Guaranteed Growth Death Benefit at 5%.
(ii)	The Owner is age 60 when the Contract is purchased.
(iii)	The initial Purchase Payment is $100,000.
(iv)	The Owner takes no withdrawals and makes no additional Purchase Payments.
During the fourth Contract Year, 1,546 days from Contract issue, the Owner dies. At the time of death, the Contract Value is $107,000.
The Enhanced Death Benefit is the lesser of (1) 50% of the Contract gain, or (2) 50% of adjusted Purchase Payments.

50% of Contract gain = 50% x (Contract Value as of Due Proof of Death - Adjusted Purchase Payments)
50% x ($107,000 - $100,000)
50% x $7,000 = $3,500
50% of adjusted Purchase Payments = 50% x $100,000 = $50,000
Thus, the Enhanced Death Benefit is $3,500.
The Guaranteed Growth Death Benefit at the time of death is calculated as follows:
Purchase Payment x (1 + Effective Annual Interest Rate)^Time Elapsed Since Purchase Payment
$100,000 x ((1 + .05 (1546/365) ))
$100,000 x (1.05 (1546/365) ) = $122,956
(less than the $200,000 Guaranteed Growth Death Benefit cap of $200,000)
The death benefit is the greater of: (1) the sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less any withdrawals and withdrawal charges (in this example, $100,000), (2) the Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company, plus the Enhanced Death Benefit (in this example, $110,500 ($107,000 + $3,500), or (3) the Guaranteed Growth Death Benefit plus the Enhanced Death Benefit (in this example, $126,456 ($122,956 + $3,500). Thus, the death benefit payable is $126,456.
Example 2. How Advisory Fee Withdrawals Reduce the Enhanced and Guaranteed Growth Death Benefit .
Continuing from Example 1, a $1,000 advisory fee is withdrawn from the Contract in the fourth Contract Year. Prior to the withdrawal, the Contract Value is $125,000 and the Guaranteed Growth Death Benefit is $122,956. After the withdrawal, the Adjusted Purchase Payments are calculated as follows:
Adjusted Purchase Payments Prior to Advisory Fee Withdrawal x [1 - (Advisory Fee Withdrawal Amount / Contract Value Prior to Advisory Fee Withdrawal)] =
$100,000 x [1 - ($1,000 / $125,000)] =
$100,000 x (1 - .008) = $99,200
After the withdrawal, the Guaranteed Growth Death Benefit is calculated as follows:
Guaranteed Growth Death Benefit Prior to Advisory Fee Withdrawal x [1 - (Advisory Fee Withdrawal Amount / Contract Value Prior to Advisory Fee Withdrawal)] =
$122,956 x [1 - ($1,000 / $125,000)] =
$122,956 x (1 - .008) = $121,972.35
Thirty days after the advisory fee is taken, the Owner dies. At the time of the Owner’s death, the Contract Value is $126,000.
The Enhanced Death Benefit at the time of death is the lesser of (1) 50% of Contract gain or (2) 50% of Adjusted Purchase Payments.
50% of Contract gain = 50% x (Contract Value as of Valuation Date of due proof of death - Adjusted Purchase Payments)
= 50% x ($126,000 - $99,200)
= $13,400
50% of Adjusted Purchase Payments = 50% x $99,200
= $49,600
Therefore, the Enhanced Death Benefit is $13,400.
The Guaranteed Growth Death Benefit at the time of death is calculated as follows:
Guaranteed Growth Death Benefit x 1.05^ (30/365) =

$121,972.35 x 1.05^ (30/365) = $122,462.46
The death benefit is the greater of: (1) the sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less any withdrawals and withdrawal charges (in this example, $99,200), (2) the Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company, plus the Enhanced Death Benefit (in this example, $139,400 ($126,000 + $13,400)), or (3) the Guaranteed Growth Death Benefit plus the Enhanced Death Benefit (in this example, $135,862.46 ($122,462.46 + 13,400)). Thus, the death benefit payable is $135,862.46.
Combined Enhanced, Annual Stepped Up, and Guaranteed Growth Death Benefit (This rider was available for purchase ONLY prior to February 1, 2010) — This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:
1.	The sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less any withdrawals and withdrawal charges;
2.	The Contract Value on the Valuation Date due proof of the Owner’s death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit (as described above); or
3.	The Annual Stepped Up Death Benefit (as described above in the Prospectus under “Optional Riders”), plus the Enhanced Death Benefit (as described above); or
4.	The Guaranteed Growth Death Benefit at 5% (as described above), plus the Enhanced Death Benefit (as described above).
If the Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner’s death, the death benefit will the Contract Value on the Valuation Date due proof of the Owner’s death and instructions regarding payment are received by the Company.
This rider was available only if the age of the Owner at the time the rider was issued was age 79 or younger. See the discussion under “Death Benefit.”
Example 1. How the Combined Enhanced, Annual Stepped Up, and Guaranteed Growth Death Benefit Works . Assume:
(i)	The Owner purchases the Contract with the Combined Enhanced, Annual Stepped Up, and Guaranteed Growth Death Benefit at 5%.
(ii)	The Owner is age 60 when the Contract is purchased.
(iii)	The initial Purchase Payment is $100,000.
(iv)	The Owner takes no withdrawals and makes no additional Purchase Payments.
(v)	On the first Contract Anniversary, the Contract Value is $105,000.
(vi)	On the second Contract Anniversary, the Contract Value is $99,000.
(vii)	On the third Contract Anniversary, the Contract Value is $106,000.
The Annual Stepped Up Death Benefit is $100,000 at Contract issue, increases to $105,000 at the first Contract Anniversary, remains unchanged at $105,000 at the second Contract Anniversary, and increases to $106,000 at the third Contract Anniversary.
During the fourth Contract Year, 1,546 days from Contract issue, the Owner dies. At the time of death, the Contract Value is $107,000, and the Annual Stepped Up Death Benefit is $106,000.

The Enhanced Death Benefit is the lesser of (1) 50% of the Contract gain, or (2) 50% of adjusted Purchase Payments.
50% of Contract gain = 50% x (Contract Value as of Due Proof of Death - Adjusted Purchase Payments)
50% x ($107,000 - $100,000)
50% x $7,000 = $3,500
50% of adjusted Purchase Payments = 50% x $100,000 = $50,000
Thus, the Enhanced Death Benefit is $3,500.
The Guaranteed Growth Death Benefit at the time of death is calculated as follows:
Purchase Payment x (1 + Effective Annual Interest Rate)^Time Elapsed Since Purchase Payment
$100,000 x ((1 + .05 (1546/365) ))
$100,000 x (1.05 (1546/365) ) = $122,956
(less than the $200,000 Guaranteed Growth Death Benefit cap of $200,000)
The death benefit is the greater of: (1) the sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less any withdrawals and withdrawal charges (in this example, $100,000), (2) the Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company, plus the Enhanced Death Benefit (in this example, $110,500 ($107,000 + $3,500), (3) the Annual Stepped Up Death Benefit plus the Enhanced Death Benefit (in this example, $109,500 ($106,000 + $3,500)), (4) the Guaranteed Growth Death Benefit plus the Enhanced Death Benefit (in this example, $126,456 ($122,956 + $3,500). Thus, the death benefit payable is $126,456.
Example 2. How Advisory Fee Withdrawals Reduce the Combined Enhanced, Annual Stepped Up, and Guaranteed Growth Death Benefit .
Continuing from Example 1, a $1,000 advisory fee is withdrawn from the Contract in the fourth Contract Year. Prior to the withdrawal, the Contract Value is $125,000 and the Guaranteed Growth Death Benefit is $122,956. After the withdrawal, the Adjusted Purchase Payments are calculated as follows:
Adjusted Purchase Payments Prior to Advisory Fee Withdrawal x [1 - (Advisory Fee Withdrawal Amount / Contract Value Prior to Advisory Fee Withdrawal)] =
$100,000 x [1 - ($1,000 / $125,000)] =
$100,000 x (1 - .008) = $99,200
After the withdrawal, the Guaranteed Growth Death Benefit is calculated as follows:
Guaranteed Growth Death Benefit Prior to Advisory Fee Withdrawal x [1 - (Advisory Fee Withdrawal Amount / Contract Value Prior to Advisory Fee Withdrawal)] =
$122,956 x [1 - ($1,000 / $125,000)] =
$122,956 x (1 - .008) = $121,972.35
After the withdrawal, the Annual Stepped Up Death Benefit is calculated as follows:
Annual Stepped Up Death Benefit Prior to Advisory Fee Withdrawal x [1 - (Advisory Fee Withdrawal Amount / Contract Value Prior to Advisory Fee Withdrawal)] =
$106,000 x [1 - ($1,000 / $125,000)] =
$106,000 x (1 - .008) = $105,152
Thirty days after the advisory fee is taken, the Owner dies. At the time of the Owner’s death, the Contract Value is $120,000.
The Enhanced Death Benefit at the time of death is the lesser of (1) 50% of Contract gain or (2) 50% of Adjusted Purchase Payments.

50% of Contract gain = 50% x (Contract Value as of Valuation Date of due proof of death - Adjusted Purchase Payments)
= 50% x ($120,000 - $99,200)
= $10,400
50% of Adjusted Purchase Payments = 50% x $99,200
= $49,600
Therefore, the Enhanced Death Benefit is $10,400.
The Guaranteed Growth Death Benefit at the time of death is calculated as follows:
Guaranteed Growth Death Benefit x 1.05^ (30/365) =
$121,972.35 x 1.05^ (30/365) = $122,462.46
The death benefit is the greater of: (1) the sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less any withdrawals and withdrawal charges (in this example, $99,200), (2) the Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company, plus the Enhanced Death Benefit (in this example, $130,400 ($120,000 + $10,400)), (3) the Annual Stepped Up Death Benefit plus the Enhanced Death Benefit (in this example, $115,552 ($105,152 + 13,400)), or the Guaranteed Growth Death Benefit plus the Enhanced Death Benefit (in this example, $132,862.46 ($122,462.46 + $10,400)). Thus, the death benefit payable is $132,862.46
6% Dollar for Dollar Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit (formerly the Dollar for Dollar Combination Benefit) (This rider was available for purchase ONLY prior to February 1, 2010) — This rider makes available a minimum amount for the purchase of a fixed Annuity (“Minimum Income Benefit”) as described under “6% Dollar for Dollar Guaranteed Minimum Income Benefit.” For a discussion of the Minimum Income Benefit, see “6% Dollar for Dollar Guaranteed Minimum Income Benefit.”
In addition to the Minimum Income Benefit, this rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:
1.	The sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less any withdrawals and withdrawal charges;
2.	The Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company; or
3.	The Minimum Death Benefit, as described below.
The Company will not pay the Minimum Death Benefit if either 1 or 2 above is higher than the Minimum Death Benefit as of the Valuation Date that the Company receives due proof of death and instructions regarding payment. The Company will not, however, refund charges paid for the rider if the Minimum Death Benefit is not paid. Because you may never need to rely upon the Minimum Death Benefit, it should be viewed as a death benefit “floor.”
The Minimum Income Benefit and Minimum Death Benefit are calculated separately and there are differences in the methods of their calculation. As a result, the Minimum Income Benefit and Minimum Death Benefit amounts will differ.
The Minimum Death Benefit is an amount equal to Purchase Payments, plus any Credit Enhancements and/or Bonus Credits, less any Premium tax, and less an adjustment for withdrawals, increased at an annual effective rate of interest of 6%. Please note that the Company will credit a maximum rate of 3% for amounts allocated to the Invesco V.I. Government Money Market Subaccount, the PIMCO Low Duration Subaccount, the Fixed Account and the Loan Account; however, you will still pay the full rider charge. To the extent that you allocate Purchase Payments or transfer Contract Value to the Invesco V.I. Government Money Market Subaccount, the PIMCO Low

Duration Subaccount, the Fixed Account or the Loan Account, you will not receive the benefit of an annual effective interest rate of 6% in determining the Minimum Death Benefit. The Company may add new Subaccounts in the future that will earn only the 3% rate in calculating the Minimum Death Benefit. Any such Subaccounts will be disclosed in this Prospectus.
Under this rider, you may withdraw up to a specified amount each Contract Year (the “Annual Limit”), without a proportional reduction in the Minimum Death Benefit. The Annual Limit initially is equal to 6% of the initial Purchase Payment, not including any Credit Enhancement and/or Bonus Credit. The Annual Limit will remain the same each Contract Year, unless you make additional Purchase Payments after the Contract Date or make a withdrawal that, on its own or together with other withdrawals in that Contract Year, exceeds the Annual Limit immediately prior to the withdrawal.
The Company increases the Annual Limit in an amount equal to 6% of any Purchase Payment that is added to Contract Value subsequent to the Contract Date. The Company reduces the Annual Limit if you make a withdrawal of Contract Value in a Contract Year that, on its own or together with other withdrawals in that Contract Year, exceeds the Annual Limit. In that event, the Company will reduce the Annual Limit by a percentage that is found by dividing (a) over (b) where (a) is the amount of the withdrawal that exceeds the Annual Limit, and (b) is the amount of Contract Value immediately prior to the withdrawal, reduced by that portion of the withdrawal, if any, that was not in excess of the Annual Limit. The Annual Limit as last adjusted in a Contract Year is the new Annual Limit for subsequent Contract Years, subject to adjustment for Purchase Payments made subsequent to adjusting the Annual Limit or aggregate withdrawals in a Contract Year that exceed the new Annual Limit. Any portion of the Annual Limit that is not withdrawn during a Contract Year may not be carried over for withdrawal in a subsequent Contract Year.
In crediting interest to determine the Minimum Death Benefit, the Company takes into account the timing of when each Purchase Payment and withdrawal occurs and accrues the applicable annual effective rate of interest until the earlier of: (1) the Annuity Start Date, (2) the Contract Anniversary following the oldest Owner’s 80th birthday, or (3) the first Valuation Date as of which the Minimum Death Benefit exceeds the Minimum Death Benefit Cap. The Minimum Death Benefit Cap is an amount equal to 200% of (a) minus (b) where (a) is the sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less any premium tax, and (b) is the sum of all withdrawals from Contract Value, including any applicable withdrawal charges, any forfeited Credit Enhancements, and any charges for premium taxes.
In the event of a withdrawal that does not exceed the Annual Limit, the Minimum Death Benefit is reduced as of the date of the withdrawal by the exact dollar amount of the withdrawal. (Withdrawals, for purposes of the rider, include any applicable withdrawal charges, any Credit Enhancement forfeitures and any premium tax charges.) In the event of a withdrawal that exceeds the Annual Limit, the Minimum Death Benefit is first reduced by any portion of the withdrawal that does not exceed the Annual Limit and is then further reduced by a percentage found by dividing the amount of the withdrawal that exceeds the Annual Limit, by the amount of Contract Value immediately prior to the withdrawal, reduced by that portion of the Withdrawal, if any, that was not in excess of the Annual Limit.
The amount of the Minimum Death Benefit shall in no event exceed an amount equal to the Minimum Death Benefit Cap. Also, if due proof of death and instructions regarding payment of the death benefit are not received by the Company at its Administrative Office within six months of the date of the Owner’s death, the death benefit under the rider will be Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company.
This rider was available only if the age of each Owner on the Contract Date was 79 or younger and the age of each Annuitant on the Contract Date was 79 or younger. See the discussion under “Death Benefit.”
Example 1. How the 6% Dollar for Dollar Guaranteed Minimum Income Benefit   and Guaranteed Minimum Death Benefit Increase with Purchase Payments and Interest . Assume:
(i)	The Owner purchases the Contract with the 6% Dollar for Dollar Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit.
(ii)	The initial Purchase Payment is $100,000.
(iii)	No Contract Value is allocated to the Invesco V.I. Government Money Market, the PIMCO Low Duration Subaccount, or the Fixed Account.
(iv)	The Owner does not purchase a credit enhancement rider.
(v)	No Bonus Credits are applicable.

(vi)	There are no outstanding loans on the Contract.
At the time the Contract is issued, the Minimum Income Benefit is $100,000, the Annual Limit is $6,000 ($100,000 x 6%), the Minimum Death Benefit is $100,000, and the Minimum Death Benefit Cap is $200,000 ($100,000 x 200%). 99 days after Contract issue, the Owner adds a Purchase Payment of $50,000 to the Contract. As a result of interest accrued over the 99 days since the initial Purchase Payment, immediately prior to the $50,000 Purchase Payment, the Minimum Income Benefit and Minimum Death Benefit have both increased to $101,593, calculated as follows:
Purchase Payment x (1 + Effective Annual Interest Rate)^Time Elapsed Since Purchase Payment
$100,000 x ((1 + .06) (99/365) )
$100,000 x (1.06 (99/365) ) = $101,593
The increase in the Annual Limit is calculated as follows:
Annual Limit prior to Purchase Payment + (Purchase Payment x 6%)
$6,000 + ($50,000 x 6%)
$6,000 + $3,000 = $9,000
After the $50,000 Purchase Payment, the Minimum Income Benefit and the Minimum Death Benefit are both $151,593 ($101,593 + $50,000), the Annual Limit is $9,000, and the Minimum Death Benefit Cap increases to $300,000 ($200,000 + ($50,000 x 200%)).
Example 2. How the 6% Dollar for Dollar Guaranteed Minimum Income Benefit   and Guaranteed Minimum Death Benefit Decrease as a Result of a Withdrawal .
Continuing from Example 1, the Owner takes a withdrawal of $19,000 a little over a year (376 days) after the $50,000 Purchase Payment. The Contract Value prior to the withdrawal is $159,000. The Minimum Income Benefit and the Minimum Death Benefit prior to the withdrawal are both $160,971 ($151,593 x 1.06 (376/365) ). After the withdrawal, the Minimum Income Benefit and Minimum Death Benefit decrease as follows:
(Minimum Income Benefit prior to withdrawal - Annual Limit) x (1 - (Amount of withdrawal in excess of the Annual Limit / Contract Value prior to withdrawal - Amount of withdrawal not in excess of the Annual Limit))
($160,971 - $9,000) x (1 - ($19,000 - $9,000) / ($159,000 - $9,000))
$151,971 x (1 - ($10,000 / $150,000)) = $141,839.60
(Minimum Death Benefit prior to withdrawal - Annual Limit) x (1 - (Amount of withdrawal in excess of the Annual Limit / Contract Value prior to withdrawal - Amount of withdrawal not in excess of the Annual Limit))
($160,971 - $9,000) x (1 - ($19,000 - $9,000) / ($159,000 - $9,000))
$151,971 x (1 - ($10,000 / $150,000)) = $141,839.60
The decrease in the Annual Limit is calculated as follows:
Annual Limit prior to withdrawal x (1 - (Amount of withdrawal in excess of Annual Limit / Contract Value prior to withdrawal - Amount of withdrawal not in excess of the Annual Limit))
$9,000 x (1 - ($19,000 - $9,000) / ($159,000 - $9,000))
$9,000 x (1 - ($10,000 / $150,000)) = $8,400
After the $19,000 withdrawal, the Contract Value is $140,000 ($159,000 - $19,000), the Minimum Income Benefit and the Minimum Death Benefit are both $141,839.60, the Annual Limit is $8,400, and the Minimum Death Benefit Cap is $281,000 ($300,000 - $19,000).

Example 3. Death Benefit and Annuitization under the 6% Dollar for Dollar Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit .
Continuing from Example 2, approximately 12 years (4,380 days) have elapsed since the $19,000 withdrawal. No additional withdrawals have been taken, and no additional Purchase Payments have been added to the Contract. The Minimum Income Benefit and Minimum Death Benefit are both $285,409.14 ($141,839.60 x (1.06 (4380/365) )), and the Minimum Death Benefit Cap is $281,000.
If the Owner chooses to annuitize under the Guaranteed Minimum Income Benefit, $285,409.14 would be used to determine the guaranteed annuity payment.
If the Owner dies, the death benefit payable would be $281,000 (the Minimum Death Benefit Cap).
Example 4. How Advisory Fee Withdrawals Reduce the 6% Dollar for Dollar Guaranteed Minimum Income Benefit   and Guaranteed Minimum Death Benefit Decrease as a Result of a Withdrawal . Assume:
(i)	The Owner purchases the Contract with the 6% Dollar for Dollar Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit.
(ii)	The initial Purchase Payment is $100,000.
(iii)	No Contract Value is allocated to the Invesco V.I. Government Money Market, the PIMCO Low Duration Subaccount, or the Fixed Account.
(iv)	The Owner does not purchase a Credit Enhancement rider.
(v)	No Bonus Credits are applicable.
(vi)	There are no outstanding loans on the Contract.
At the time the Contract is issued, the Minimum Income Benefit is $100,000, the Annual Limit is $6,000 ($100,000 x 6%), the Minimum Death Benefit is $100,000, and the Minimum Death Benefit Cap is $200,000 ($100,000 x 200%). Ninety-nine days after Contract issue, a $1,000 advisory fee is withdrawn from the Contract. Prior to the withdrawal, the Minimum Income Benefit is $101,593 ($100,000 x 1.06^ (99/365) ), the Minimum Death Benefit is $101,593 ($100,000 x 1.06^ (99/365) ), the Minimum Death Benefit Cap is $200,000, and the Annual Limit is $6,000.
Because the advisory fee of $1,000 is less than the Annual Limit of $6,000, the withdrawal reduces the Minimum Income Benefit dollar for dollar as follows:
Minimum Income Benefit Prior to Advisory Fee Withdrawal - Advisory Fee Withdrawal =
$101,593 - $1,000 = $100,593
Because the advisory fee of $1,000 is less than the Annual Limit of $6,000, the withdrawal reduces the Minimum Death Benefit dollar for dollar as follows:
Minimum Death Benefit Prior to Advisory Fee Withdrawal - Advisory Fee Withdrawal =
$101,593 - $1,000 = $100,593
The Guaranteed Minimum Death Benefit Cap is reduced as follows:
Minimum Death Benefit Cap Prior to Advisory Fee Withdrawal - Advisory Fee Withdrawal Amount =
$200,000 - $1,000 = $199,000
The Annual Limit is reduced as follows:
Annual Limit Prior to Advisory Fee Withdrawal - Advisory Fee Withdrawal Amount =
$6,000 - $1,000 = $5,000
Guaranteed Minimum Withdrawal Benefit (This rider was available for purchase ONLY prior to February 1, 2010) — If you elected this rider when you purchased the Contract, your “Benefit Amount” was equal to a percentage of the initial Purchase Payment including any Credit Enhancement and/or Bonus Credit. If you purchased the rider on a Contract Anniversary, your Benefit Amount was equal to a percentage of your Contract Value on the Valuation Date we added this rider to your Contract. The Benefit Amount, which is the amount available for withdrawal under this rider, is reduced as you take Annual Withdrawal Amounts, and the Benefit Amount as so reduced is referred to as the “Remaining Benefit Amount.”
Under this rider, you may withdraw up to a specified amount each Contract Year (the “Annual Withdrawal Amount”), regardless of the performance of your Contract Value, until the Remaining Benefit Amount is reduced to $0. The Annual Withdrawal Amount initially is a percentage of the initial Purchase Payment including any Credit Enhancement and/or Bonus Credit (or Contract Value on the purchase date of the rider if the rider was purchased on a Contract Anniversary). You may select one of the following combinations of Annual Withdrawal Amount and Benefit Amount:
Annual Withdrawal Amount*	Benefit Amount*
5%	130%
6%	110%
7%	100%
*A percentage of the initial Purchase Payment including any Credit Enhancement and/or Bonus Credit (or Contract Value on the purchase date of the rider if the rider was purchased on a Contract Anniversary)

If you do not take the Annual Withdrawal Amount during a Contract Year, you may not take more than the Annual Withdrawal Amount in the next Contract Year, without triggering a proportional reduction in the Annual Withdrawal Amount and Remaining Benefit Amount. The Annual Withdrawal Amount can be taken in one withdrawal or multiple withdrawals during the Contract Year. You can continue to take up to the Annual Withdrawal Amount each Contract Year until the Remaining Benefit Amount is depleted.
Example 1. Annual Withdrawal Amount Continues when the Contract Value Reaches Zero . Assume:
(i)	The Owner purchases the Contract with the Guaranteed Minimum Withdrawal Benefit.
(ii)	The initial Purchase Payment is $100,000, and no additional Purchase Payments are added to the Contract.
(iii)	The Owner elects 5% as the Annual Withdrawal Amount, with 130% as the corresponding Benefit Amount.
(iv)	The assumed rate of return is -1.00%.
At the beginning of Contract Year 1, the Contract Value is $100,000, the Remaining Benefit Amount is $130,000, and the Annual Withdrawal Amount is $5,000. If the Owner takes no other withdrawals in Contract Year 1 besides the Annual Withdrawal Amount, at the beginning of Contract Year 2, the Contract Value is $94,050 and the Remaining Benefit Amount is $125,000. If the Owner continues taking only the Annual Withdrawal Amount each Contract Year, at the end of Contract Year 19, the Contract Value is $0, but the Remaining Benefit Amount is $35,000. The Owner can continue taking the Annual Withdrawal Amount for seven additional Contract Years until the Remaining Benefit Amount is $0.
If you take more than the Annual Withdrawal Amount in a Contract Year, we will recalculate the Remaining Benefit Amount, and your Annual Withdrawal Amount may be lower in the future. Withdrawals under this rider reduce Contract Value by the amount of the withdrawal, including any applicable withdrawal charges or premium taxes and any forfeited Credit Enhancements; provided, however, that a withdrawal of the Annual Withdrawal Amount is not subject to a withdrawal charge. Any withdrawal up to the Annual Withdrawal Amount in a Contract Year reduces the Free Withdrawal amount otherwise available in that Contract Year, and withdrawals, including withdrawals of the Annual Withdrawal Amount, may result in forfeiture of Credit Enhancements if you have the Extra Credit Rider in effect. Please see the discussion under “Contingent Deferred Sales Charge,” and “Extra Credit.” Withdrawals, including withdrawals of the Annual Withdrawal Amount, may result in receipt of taxable income to the Owner and, if made prior to the Owner attaining age 59½, may be subject to a 10% penalty tax. Please see “Federal Tax Matters.”
The Annual Withdrawal Amount will remain the same each Contract Year unless you make additional Purchase Payments after the purchase date of the rider, withdraw more than the Annual Withdrawal Amount in a Contract Year, or elect to reset the Remaining Benefit Amount as discussed below. If additional Purchase Payments are made, the Annual Withdrawal Amount will increase by an amount equal to 5%, 6% or 7% of the Purchase Payment including any Credit Enhancements and/or Bonus Credits, and the Remaining Benefit Amount will increase by an amount equal to 130%, 110% or 100% of the Purchase Payment including any Credit Enhancements and/or Bonus Credits, depending on which combination of Annual Withdrawal Amount and Benefit Amount you have selected.
The Annual Withdrawal Amount and Remaining Benefit Amount are recalculated in the event of a withdrawal in a Contract Year that exceeds the Annual Withdrawal Amount as follows. The Annual Withdrawal Amount and Remaining Benefit Amount respectively are reduced by an amount equal to a percentage of the Annual Withdrawal Amount and Remaining Benefit Amount. The percentage is determined by dividing the excess withdrawal amount by Contract Value after deduction of any Annual Withdrawal Amount included in the withdrawal.
Example 2. Effect of an Excess Withdrawal and Recalculation of the Remaining Benefit Amount and the Annual Withdrawal Amount . Assume:
(i)	The Owner purchases the Contract with the Guaranteed Minimum Withdrawal Benefit.
(ii)	The initial Purchase Payment is $100,000, and no additional Purchase Payments are added to the Contract.
(iii)	The Owner elects 5% as the Annual Withdrawal Amount, with 130% as the corresponding Benefit Amount.
At the beginning of Contract Year 1, the Contract Value is $100,000, the Remaining Benefit Amount is $130,000, and the Annual Withdrawal Amount is $5,000. Due to negative market performance, in Contract Year 1 the Contract Value is reduced to $85,000 and the Owner decides to withdraw $15,000. This reduces the Contract Value to $70,000 ($85,000 - $15,000). Because the $15,000 withdrawal exceeds the Annual Withdrawal Amount, the Remaining Benefit Amount and future Annual Withdrawal Amount will be reduced. The excess withdrawal is equal to $10,000 ($15,000 - $5,000), the amount of the withdrawal in excess of the Annual Withdrawal Amount.
The percentage reduction in the Remaining Benefit Amount and the future Annual Withdrawal Amount is calculated as follows:
Excess Withdrawal Amount / (Contract Value Prior to Withdrawal - Annual Withdrawal Amount):
$10,000 / ($85,000 - $5,000)
$10,000 / $80,000 = 12.50%
The adjusted Remaining Benefit Amount is calculated as follows:
Remaining Benefit Amount - Annual Withdrawal Amount x Calculated Reduction
$130,000 - $5,000 = $125,000
$125,000 x (1 - 12.50%) = $109,375
The future Annual Withdrawal Amount is calculated as follows:
Annual Withdrawal Amount x Calculated Reduction
$5,000 x (1 - 12.50%) = $4,375
After the reduction, the Remaining Benefit Amount is $109,375 and the future Annual Withdrawal Amount is $4,375.
After the fifth anniversary of the purchase of this rider, you may elect to reset the Remaining Benefit Amount to an amount equal to Contract Value on the reset date and the Annual Withdrawal Amount to 5%, 6% or 7%, as applicable, of Contract Value on that date; provided, however, that the Annual Withdrawal Amount will remain the same if the current Annual Withdrawal Amount is greater than the reset amount. Once a reset election has been made, you may not elect another reset until after the fifth anniversary of the prior reset date. The Company reserves the right to require that resets be effected on a Contract Anniversary and the rider charge may be increased in the event that you elect a reset; provided, however, that such charge will not exceed 1.10%.

Example 3. Remaining Benefit Amount Reset . Assume:
(i)	The Owner purchases the Contract with the Guaranteed Minimum Withdrawal Benefit.
(ii)	The initial Purchase Payment is $100,000, and no additional Purchase Payments are added to the Contract.
(iii)	The Owner elects 5% as the Annual Withdrawal Amount, with 130% as the corresponding Benefit Amount.
At the beginning of Contract Year 1, the Contract Value is $100,000, the Remaining Benefit Amount is $130,000, and the Annual Withdrawal Amount is $5,000. On the sixth Contract Anniversary, the Owner elects to reset the Remaining Benefit Amount. The Owner has taken no other withdrawals besides the Annual Withdrawal Amount for the last six Contract Years. On the sixth Contract Anniversary, due to positive market performance, the Contract Value is $120,000, and the Remaining Benefit Amount is $100,000 ($130,000 – ($5,000 x 6)). Upon the reset, the Remaining Benefit Amount will increase to $120,000, and the Annual Withdrawal Amount will increase from $5,000 to $6,000 ($120,000 x 5%). After the reset, the Contract will not be eligible for another reset until after the 11th Contract Anniversary.
Example 4. How Advisory Fee Withdrawals Reduce the Guaranteed Minimum Withdrawal Benefit . Assume:
(i)	The Owner purchases the Contract with the Guaranteed Minimum Withdrawal Benefit.
(ii)	The initial Purchase Payment is $100,000, and no additional Purchase Payments are added to the Contract.
(iii)	The Owner elects 5% as the Annual Withdrawal Amount, with 130% as the corresponding Benefit Amount.
A $1,000 advisory fee is withdrawn from the Contract. Prior to the withdrawal, the Contract Value is $100,000. Because the advisory fee of $1,000 is less than the Annual Withdrawal Amount of $5,000, the withdrawal reduces the Guaranteed Minimum Withdrawal Benefit dollar for dollar as follows:
Guaranteed Minimum Withdrawal Benefit Prior to Advisory Fee Withdrawal - Advisory Fee Withdrawal Amount =
$130,000 - $1,000 = $129,000
After the withdrawal, the remaining Annual Withdrawal Amount is reduced as follows:
Annual Withdrawal Amount Prior to Advisory Fee Withdrawal - Advisory Fee Withdrawal Amount =
$5,000 - $1,000 = $4,000
If the advisory fee withdrawal is $6,000 (and therefore greater than the Annual Withdrawal Amount), the Guaranteed Minimum Withdrawal Benefit is reduced proportionately as follows:
(Guaranteed Minimum Withdrawal Benefit Prior to Advisory Fee Withdrawal - Advisory Fee Withdrawal Amount) x [1 - (Advisory Fee Withdrawal Amount - Annual Withdrawal Amount)/(Contract Value Prior to Advisory Fee Withdrawal - Annual Withdrawal Amount)] =
($130,000 - $5,000) x [1 - ($6,000 - $5,000)/($100,000 - $5,000)] =
$125,000 x [1 - ($1,000/$95,000)] = $123,684.21
The withdrawal reduces the Guaranteed Minimum Withdrawal Benefit by more than the amount of the withdrawal. After the withdrawal, the remaining Annual Withdrawal Amount is $0. The advisory fee withdrawal will proportionately reduce the Annual Withdrawal Amount available in future Contract Years. The Annual Withdrawal Amount for the next Contract Year is calculated as follows:
Annual Withdrawal Amount Prior to Advisory Fee Withdrawal - [1 - (Advisory Fee Withdrawal - Annual Withdrawal Amount)/(Contract Value Prior to Advisory Fee Withdrawal - Annual Withdrawal Amount)] =
$5,000 x [1 - ($6,000 - $5,000)/($100,000 - $5,000)] =
$5,000 x ($1,000/$95,000) = $4,947.37
While this rider is in effect, we reserve the right to restrict subsequent Purchase Payments. This rider will terminate upon the earliest of: (1) termination of the Contract, (2) the Annuity Start Date, (3) any Valuation Date on which Contract Value and the Remaining Benefit Amount are equal to $0, (4) a full withdrawal of Contract Value pursuant to a withdrawal that exceeds the Annual Withdrawal Amount for that Contract Year, or (5) upon the first death of any Owner, or if the Owner is a non-natural person, the death of an Annuitant or a Joint Owner that is a natural person. This rider may not be reinstated by Purchase Payments or reset after such termination. This rider was available only if the age of each Owner and Annuitant at the time the rider was purchased was age 85 or younger.
If you have a qualified contract, you may be required to take minimum distributions from the Contract during your lifetime. If your required minimum distribution amount exceeds your Annual Withdrawal Amount, you will have to withdraw more than the Annual Withdrawal Amount to avoid the imposition of a 50% excise tax, causing a proportional reduction in the Remaining Benefit Amount.
Total Protection (This rider was available for purchase ONLY prior to February 1, 2010) — This rider makes available a (1) Guaranteed Growth Death Benefit at 5%; (2) Guaranteed Minimum Withdrawal Benefit with an Annual Withdrawal Amount of 5% and a Benefit Amount of 100%; and (3) Guaranteed Minimum Accumulation Benefit as described below.
Upon the death of the Owner or any Joint Owner prior to the Annuity Start Date, a Guaranteed Growth Death Benefit at 5% will be available as described under “Guaranteed Minimum Death Benefit,” with the following differences. Under this rider, the Guaranteed Growth Death Benefit will be reduced by any Annual Withdrawal Amount taken under the Guaranteed Minimum Withdrawal Benefit and will be reduced proportionately by any withdrawal that exceeds in whole or in part the Annual Withdrawal Amount for the Contract Year. The Guaranteed Growth Death Benefit is reduced as of the date of any such withdrawal by a percentage that is determined by dividing the excess withdrawal amount by Contract Value after deduction of any Annual Withdrawal Amount included in the withdrawal. Also, under this rider, the amount of the Guaranteed Growth Death Benefit shall not exceed an amount equal to 200% of Purchase Payments (not including any Credit Enhancements, Bonus Credits or Purchase Payments made during the 12 months preceding the Owner’s date of death), net of premium tax and any withdrawals, including withdrawal charges. Finally, under this rider, the annual effective rate of interest used in calculating the benefit will be 5% for Contract Value allocated to any of the Subaccounts. If the Guaranteed Growth Death Benefit on any Valuation Date is equal to $0, the benefit will terminate and may not be reinstated or reset (as described below) after such termination.
This rider also makes available a Guaranteed Minimum Withdrawal Benefit (as described under “Guaranteed Minimum Withdrawal Benefit” above); provided, however, that the Annual Withdrawal Amount is equal to 5%, and the Remaining Benefit Amount is equal to 100%, of the initial Purchase Payment including any Credit Enhancement and/or Bonus Credits (or Contract Value on the purchase date of this rider if the rider was purchased on a Contract Anniversary).
The Guaranteed Minimum Accumulation Benefit provides that at the end of the “Term,” which is the ten-year period beginning on the date of your purchase of the rider, the Company will apply an additional amount to your Contract if the Contract Value on that date is less than the Guaranteed Minimum Accumulation Benefit amount. The additional amount will be equal to the difference between the Contract Value on that date and the Guaranteed Minimum Accumulation Benefit amount on that date. Any additional amount added to your Contract will be allocated among the Subaccounts in the same proportion as Contract Value is allocated on that date. No additional amount will be applied if the Contract Value is greater than the Guaranteed Minimum Accumulation Benefit amount on the last day of the Term.
The Guaranteed Minimum Accumulation Benefit amount is equal to 105% of your initial Purchase Payment including any Credit Enhancement and/or Bonus Credit (or Contract Value on the purchase date of this rider if the rider was purchased on a Contract Anniversary); plus 105% of any Purchase Payments (including any Credit Enhancements and/or Bonus Credits) made during the first three years of the Term; less any withdrawals of the Annual Withdrawal Amount under the Guaranteed Minimum Withdrawal Benefit; and less an adjustment for any withdrawals that exceed in whole or in part the Annual Withdrawal Amount for the Contract Year. The adjustment reduces the Guaranteed Minimum Accumulation Benefit amount by a percentage that is determined by dividing the excess withdrawal amount by Contract Value after deduction of any Annual Withdrawal Amount included in the withdrawal.
The Guaranteed Minimum Accumulation Benefit will terminate upon payment of any additional amount as described above or upon expiration of the Term without payment of an additional amount. This benefit may not be reinstated by Purchase Payments or reset after such termination.
After the fifth anniversary of the purchase of this rider, you may elect to reset the Remaining Benefit Amount, the Guaranteed Growth Death Benefit and the Guaranteed Minimum Accumulation Benefit to an amount equal to

Contract Value on the reset date; provided that Contract Value on that date is greater than the Remaining Benefit Amount. The Annual Withdrawal Amount will reset to 5% of Contract Value on the reset date, unless the current Annual Withdrawal Amount is greater, in which case the Annual Withdrawal Amount will remain the same. The reset election must be made as to all or none of the Remaining Benefit Amount, the Guaranteed Growth Death Benefit and the Guaranteed Minimum Accumulation Benefit. If you elect a reset, a new Term will begin for the Guaranteed Minimum Accumulation Benefit effective on the reset date. Once a reset election has been made, you may not elect another reset until after the fifth anniversary of the prior reset date. The Company reserves the right to require that resets be effected on a Contract Anniversary and the rider charge may be increased in the event that you elect a reset; provided, however, that such charge will not exceed 1.45%.
This rider will terminate upon the earliest of: (1) termination of the Contract, (2) the Annuity Start Date, (3) any Valuation Date on which Contract Value and the Remaining Benefit Amount are equal to $0, (4) a full withdrawal of Contract Value pursuant to a withdrawal that exceeds the Annual Withdrawal Amount for that Contract Year, or (5) upon the first death of any Owner, or if the Owner is a non-natural person, the death of an Annuitant or a Joint Owner that is a natural person.
While this rider is in effect, we reserve the right to restrict subsequent Purchase Payments. This rider was available only if the age of each Owner and Annuitant at the time the rider was purchased was age 79 or younger.
Because of the ten-year Term, if you are within ten years of your required beginning date for taking required minimum distributions under a Qualified Contract, you may not be able to receive the full value of the Guaranteed Minimum Accumulation Benefit. You should consult a tax adviser before resetting the Guaranteed Minimum Accumulation Benefit with a Qualified Contract.
Example 1. How an Additional Purchase Payment Affects the Total Protection Rider . Assume:
(i)	The Owner purchases the Contract with the Total Protection Rider.
(ii)	The initial Purchase Payment is $100,000.
At Contract issue, the Guaranteed Growth Death Benefit is $100,000, the Guaranteed Growth Death Benefit cap is $200,000 ($100,000 x 200%), the Remaining Benefit Amount is $100,000 ($100,000 x 100%), the Annual Withdrawal Amount is $5,000 ($100,000 x 5%), and the Guaranteed Minimum Accumulation Benefit is $105,000 ($100,000 x 105%).
The Owner adds a Purchase Payment of $10,000 to the Contract in the first Contract Year (42 days after Contract issue). As a result of interest accrued over the 42 days since the initial Purchase Payment, immediately prior to the $10,000 Purchase Payment, the Guaranteed Growth Death Benefit has increased to $100,563, calculated as follows:
Initial Purchase Payment x (1 + Effective Annual Interest Rate)^Time Elapsed Since Purchase Payment
$100,000 x (1 + .05 (42/365) )
$100,000 x (1.05 (42/365) ) = $100,563
The Guaranteed Growth Death Benefit increases as a result of the Purchase Payment:
Guaranteed Growth Death Benefit prior to Purchase Payment + Purchase Payment
$100,563 + $10,000 = $110,563
The Guaranteed Growth Death Benefit cap also increases as a result of the Purchase Payment:
Guaranteed Growth Death Benefit cap prior to Purchase Payment + (Purchase Payment x 200%)
$200,000 + ($10,000 x 200%)
$200,000 + $20,000 = $220,000

The Remaining Benefit Amount increases as a result of the Purchase Payment:
Remaining Benefit Amount prior to Purchase Payment t + (Additional Purchase Payment x 100%)
$100,000 + ($10,000 x 100%)
$100,000 + $10,000 = $110,000
The Annual Withdrawal Amount increases as a result of the Purchase Payment:
Prior Annual Withdrawal Amount + (Purchase Payment x 5%)
$5,000 + ($10,000 x 5%)
$5,000 + $500 = $5,500
The Guaranteed Minimum Accumulation Benefit increases as a result of the Purchase Payment:
Guaranteed Minimum Accumulation Benefit prior to Purchase Payment + (Purchase Payment x 105%)
$105,000 + ($10,000 x 105%)
$105,000 + $10,500 = $115,500
Example 2. How a Withdrawal Affects the Total Protection Rider .
Continuing from Example 1, the Owner withdraws $10,500 from the Contract in the fourth Contract Year (1,450 days after the additional Purchase Payment). The Contract Value prior to withdrawal is $130,500.
As a result of interest accrued over the 1,450 days since the additional Purchase Payment, immediately prior to the $10,500 withdrawal, the Guaranteed Growth Death Benefit has increased to $134,210.50, calculated as follows:
Guaranteed Growth Death Benefit x (1 + Effective Annual Interest Rate)^Time Elapsed Since Additional Purchase Payment
$110,563 x (1 + .05 (1450/365) )
$110,563 x (1.05 (1450/365) ) = $134,210.50
The Guaranteed Growth Death Benefit decreases as a result of the withdrawal:
(Guaranteed Growth Death Benefit prior to withdrawal - Annual Withdrawal Amount) x (1 - (Amount of withdrawal in excess of the Annual Withdrawal Amount / (Contract Value - Annual Withdrawal Amount)))
($134,210.50 - $5,500) x (1 - ($10,500 - $5,500) / ($130,500 - $5,500))
$128,710.50 x (1 - ($5,000 / $125,000))
$128,710.50 x (1 - .04)
$128,710.50 x .96 = $123,562.08
The Guaranteed Growth Death Benefit cap also decreases as a result of the withdrawal:
(Cumulative Purchase Payments - Cumulative withdrawals) x 200%
($100,000 + $10,000 - $10,500) x 200%
$99,500 x 200% = $199,000
The Remaining Benefit Amount decreases as a result of the withdrawal:
(Remaining Benefit Amount prior to withdrawal - Annual Withdrawal Amount) x (1 - (Amount of withdrawal in excess of the Annual Withdrawal Amount / (Contract Value - Annual Withdrawal Amount)))

($110,000 - $5,500) x (1 - ($10,500 - $5,500) / ($130,500 - $5,500))
$104,500 x (1 - ($5,000 / $125,000))
$104,500 x (1 - .04)
$104,500 x .96 = $100,320
The Annual Withdrawal Amount decreases as a result of the withdrawal:
Prior Annual Withdrawal Amount x (1 - (Amount of withdrawal in excess of the Annual Withdrawal Amount / (Contract Value - Annual Withdrawal Amount)))
$5,500 x (1 - ($10,500 - $5,500) / ($130,500 - $5,500))
$5,500 x (1 - ($5,000 / $125,000))
$5,500 x (1 - .04)
$5,500 x .96 = $5,280
The Guaranteed Minimum Accumulation Benefit decreases as a result of the withdrawal:
(Guaranteed Minimum Accumulation Benefit prior to withdrawal - Annual Withdrawal Limit) x (1 - (Amount of withdrawal in excess of the Annual Withdrawal Amount / (Contract Value - Annual Withdrawal Amount)))
($115,500 - $5,500) x (1 - ($10,500 - $5,500) / ($130,500 - $5,500))
$110,000 x (1 - ($5,000 / $125,000))
$110,000 x (1 - .04)
$110,000 x 0.96 = $105,600
After the withdrawal, the Guaranteed Growth Death Benefit is $123,562.08, the Guaranteed Growth Death Benefit cap is $199,000, the Remaining Benefit Amount is $100,320, the Annual Withdrawal Amount is $5,280, and the Guaranteed Minimum Accumulation Benefit is $105,600.
Example 3. Total Protection Rider at the end of 10 Years .
Continuing from Example 2, assume the Owner does not reset the Guaranteed Minimum Accumulation Benefit term for the first 10 Contract Years. At the end of 10 Contract Years, the Owner’s Contract Value is $104,000, and the Guaranteed Minimum Accumulation Benefit is $105,600. Because the Guaranteed Minimum Accumulation Benefit exceeds the Contract Value, the difference of $1,600 will be added to the Owner’s Contract Value. Once this additional amount has been added to the Owner’s Contract Value, the Guaranteed Minimum Accumulation Benefit terminates.
Example 4. How Advisory Fee Withdrawals Reduce the Total Protection Rider . Assume:
(i)	The Owner purchases the Contract with the Total Protection Rider.
(ii)	The initial Purchase Payment is $100,000.
At Contract issue, the Guaranteed Growth Death Benefit is $100,000, the Guaranteed Growth Death Benefit cap is $200,000 ($100,000 x 200%), the Remaining Benefit Amount is $100,000 ($100,000 x 100%), the Annual Withdrawal Amount is $5,000 ($100,000 x 5%), and the Guaranteed Minimum Accumulation Benefit is $105,000 ($100,000 x 105%).
A $1,000 advisory fee is withdrawn from the Contract. Immediately prior to the withdrawal, the Guaranteed Growth Death Benefit has increased to $110,563, the Guaranteed Growth Death Benefit cap is $200,000, the Remaining Benefit Amount is $100,000, the Annual Withdrawal Amount is $5,000, and the Guaranteed Minimum Accumulation Benefit is $105,000.
Because the advisory fee of $1,000 is less than the Annual Withdrawal Amount of $5,000, the withdrawal reduces the Guaranteed Minimum Withdrawal Benefit dollar for dollar as follows:
Guaranteed Growth Death Benefit - Advisory Fee Withdrawal Amount =
$110,563 - $1,000 = $109,563

The Guaranteed Growth Death Benefit cap is reduced as follows:
Guaranteed Growth Death Benefit Cap Prior to Advisory Fee Withdrawal - (Advisory Fee Withdrawal Amount x 200%) =
$200,000 - ($1,000 x 200%) =
$200,000 - $2,000 = $198,000
The remaining Annual Withdrawal Amount is reduced as follows:
Annual Withdrawal Amount Prior to Advisory Fee Withdrawal - Advisory Fee Withdrawal Amount =
$5,000 - $1,000 = $4,000
Because the advisory fee is less than the Annual Withdrawal Amount of $5,000, the withdrawal reduces the Remaining Benefit Amount dollar for dollar as follows:
Remaining Benefit Amount Prior to Advisory Fee Withdrawal – Advisory Fee Withdrawal Amount =
$100,000 - $1,000 = $99,000
Because the advisory fee is less than the Annual Withdrawal Amount of $5,000, the withdrawal reduces the Guaranteed Minimum Accumulation Benefit dollar for dollar as follows:
Guaranteed Minimum Accumulation Benefit Prior to Advisory Fee Withdrawal - Advisory Fee Withdrawal Amount =
$105,000 - $1,000 = $104,000
If the advisory fee withdrawal is $6,000 (and therefore greater than the Annual Withdrawal Amount), benefits under the Total Protection Rider are reduced proportionately.
The Guaranteed Growth Death Benefit is reduced as follows:
(Guaranteed Growth Death Benefit – Annual Withdrawal Amount) x [1 - (Advisory Fee Withdrawal Amount - Annual Withdrawal Amount)/(Contract Value prior to Advisory Fee Withdrawal - Annual Withdrawal Amount)] =
($110,563 - $5,000) x [1 - ($6,000 - $5,000)/($100,000 - $5,000)] =
($105,563 x [1 - ($1,000/$95,000)] = $104,451.81
The Guaranteed Growth Death Benefit Cap is reduced as follows:
Guaranteed Growth Death Benefit Cap Prior to Advisory Fee Withdrawal - (Advisory Fee Withdrawal Amount x 200%) =
            $200,000 - ($6,000 x 200%) =
            $200,000 - $12,000 = $188,000
After the withdrawal, the remaining Annual Withdrawal Amount is $0. The advisory fee withdrawal will proportionately reduce the Annual Withdrawal Amount available in future Contract Years. The Annual Withdrawal Amount for the next Contract Year is calculated as follows:
Annual Withdrawal Amount Prior to Advisory Fee Withdrawal x [1 - (Advisory Fee Withdrawal Amount - Annual Withdrawal Amount)/(Contract Value Prior to Advisory Fee Withdrawal - Annual Withdrawal Amount)] =
      $5,000 x [1 - ($6,000 - $5,000)/($100,000 - $5,000)] =
      $5,000 x [1 - ($1,000/$95,000)] = $4,947.37
The Remaining Benefit Amount is reduced as follows:
(Remaining Benefit Amount Prior to Advisory Fee Withdrawal - Annual Withdrawal Amount) x [1 - (Advisory Fee Withdrawal Amount - Annual Withdrawal Amount)/(Contract Value Prior to Advisory Fee Withdrawal - Annual Withdrawal Amount)] =
($100,000 - $5,000) x [1 - ($6,000 - $5,000)/($100,000 - $5,000)] =
$95,000 x [1 - ($1,000/$95,000)] = $94,000
The Guaranteed Minimum Accumulation Benefit is reduced as follows:

(Guaranteed Minimum Accumulation Benefit Prior to Advisory Fee Withdrawal - Annual Withdrawal Amount) x [1 - (Advisory Fee Withdrawal Amount - Annual Withdrawal Amount)/(Contract Value Prior to Advisory Fee Withdrawal - Annual Withdrawal Amount)] =
($105,000 - $5,000) x [1 - ($6,000 - $5,000)/($100,000 - $5,000)] =
$100,000 x [1 - ($1,000/$95,000)] = $98,947.37

APPENDIX C

Automatic Bonus Credit Rider

During the period of May 1, 2005 through December 31, 2007, the Company automatically issued a rider, which made available a Bonus Credit; provided, however, that the rider was available only if (1) the Company issued the Contract during the period of May 1, 2005 through December 31, 2007; (2) the Contract was issued without a 0‑Year Alternate Withdrawal Charge Rider; and (3) the age of any Owner on the Contract Date was 80 or younger.
The Bonus Credit, which was added to Contract Value, generally was equal to 2% of each Purchase Payment made in the first Contract Year. If the Contract was issued with a 4-Year Alternate Withdrawal Charge Rider, the Bonus Credit was equal to 1% of each Purchase Payment made in the first Contract Year, and if the Contract was issued with a 0-Year Alternate Withdrawal Charge Rider, the Bonus Credit was not available. The Company applied the Bonus Credit to Contract Value at the time the Purchase Payment was effective, and any Bonus Credit was allocated among the Subaccounts in the same proportion as the applicable Purchase Payment. This rider is no longer available, but if your Contract was issued with this rider, you received the applicable Bonus Credit amount with respect to all Purchase Payments made during the first Contract Year. If you purchased the Contract in connection with the transfer or exchange of a variable annuity contract issued by another insurance company, the Company made the automatic Bonus Credit available only if your application was submitted during the period of May 1, 2005 through December 31, 2007 and your initial Purchase Payment was received by the Company no later than February 28, 2008.
The Bonus Credit is subject to any applicable withdrawal charge. There was no charge for this rider.

C-1

The Statement of Additional Information (SAI) contains additional information about the Contract, us, and the Separate Account, including financial statements. The SAI is dated the same date as this Prospectus and the SAI is incorporated by reference into this Prospectus. You may request a free copy of the SAI or submit inquiries about the Contract by writing the Company at its Administrative Office, P.O. Box 750497, Topeka, KS 66675-0497, by calling 1-800-888-2461 or by visiting us online at https://dfinview.com/SecurityBenefit/TAHD/814121612?site=PSBL .

You may also obtain reports and other information about the Separate Account on the SEC’s website at www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov .

EDGAR Contract Identifier C000029048

Prospectus
May 1, 2021
NEA VALUEBUILDER VARIABLE ANNUITY

Important Privacy Notice Included

See Back Cover

Variable annuity contracts issued by Security Benefit Life Insurance Company and offered by Security Distributors, LLC

NEA 191	28-01917-00 2021/05/01

NEA VALUEBUILDER VARIABLE ANNUITY
Individual Flexible Purchase Payment
Deferred Variable Annuity Contract

SBL Variable Annuity Account XIV
Issued By: Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636-0001 1-800-NEA-VALU www.securitybenefit.com	Mailing Address: Security Benefit Life Insurance Company P.O. Box 750497 Topeka, Kansas 66675-0497

This Prospectus describes the NEA Valuebuilder Variable Annuity (the “Contract”) which is an individual flexible purchase payment deferred variable annuity contract issued by Security Benefit Life Insurance Company (the “Company”). The Contract was sold to individuals in connection with a retirement plan qualified under Section 403(b), 408 or 408A of the Internal Revenue Code. The Contract may be available through third party financial intermediaries who charge an advisory fee for their services. This fee is in addition to Contract fees and expenses. If you elect to pay the advisory fee from your Contract Value, then this deduction will reduce death benefits and other guaranteed benefits, perhaps significantly, and may be subject to federal and state income taxes and a 10% federal penalty tax. The Contract is designed to give you flexibility in planning for retirement and other financial goals.   The Contract is not currently sold to new investors.
You may allocate your Purchase Payments and Contract Value to one or more of the Subaccounts that comprise a separate account of the Company called the SBL Variable Annuity Account XIV (the “Separate Account”), or to the Fixed Account. Each Subaccount invests in a corresponding mutual fund (each, an “Underlying Fund”). The Underlying Funds currently available under the Contract are listed and described in Appendix A to this Prospectus, entitled “Underlying Funds Available Under the Contracts.

This Prospectus sets forth information about the Contract and the Separate Account that you should know before purchasing the Contract. This Prospectus should be kept for future reference. The Contract is made available under the NEA Retirement Program pursuant to an agreement between the Company and NEA’s Member Benefits Corporation (“MBC”), a wholly-owned subsidiary of The National Education Association of the United States (the “NEA”). Pursuant to this agreement, the Company has the exclusive right to offer products, including the Contract, under the NEA Retirement Program (subject to limited exceptions), and MBC provides certain services in connection with the NEA Retirement Program. The Company pays a fee to MBC under the agreement. Neither the NEA nor MBC is registered as a broker-dealer, and they do not distribute the Contract or provide securities brokerage services. The Contract also may be offered in certain school districts pursuant to other arrangements between the Company (and certain of its affiliates) and entities associated with the NEA. See “Information About the Company, the Separate Account, and the Funds” for more information.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
Expenses for this Contract, if purchased with an Extra Credit Rider, may be higher than expenses for a contract without the Extra Credit Rider. The amount of Credit Enhancement may be more than offset by additional fees and charges. All or a portion of your Credit Enhancement may be recaptured upon cancellation of your Contract under the free look provision, surrender, withdrawal, or death.
The Contract is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your Contract can go up and down and you could lose money.

Date: May 1, 2021

NEA 191	Protected by U.S. Patent No. 7,251,623 B1.	28-01917-00 2021/05/01

      Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov .
If you are a new investor in the Contract, you may cancel your Contract within 10 days of receiving it without paying fees or penalties. In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total Contract Value. Neither the refund nor the Contract Value will include any Credit Enhancements, if applicable. You should review this Prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.
Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the shareholder reports for Underlying Funds available under your Contract will no longer be sent by mail, unless you specifically request paper copies of the reports from the Company. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
You may elect to receive all future reports in paper free of charge. You can inform the Company that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-888-2461. Your election to receive reports in paper will apply to all Underlying Funds available under your Contract.
2

3

Page

Optional Riders	47
Annual Stepped Up Death Benefit	47
Extra Credit	49
Waiver of Withdrawal Charge	53
Alternate Withdrawal Charge	52
Waiver of Withdrawal Charge – 15 Years or Disability	53
Riders Available for Purchase Only Prior to February 1, 2010	54

Annuity Period	54
General	54
Annuity Options	55
Selection of an Option	57

The Fixed Account	57
Interest	58
Death Benefit	59
Contract Charges	59
Transfers and Withdrawals from the Fixed Account	59
Payments from the Fixed Account	59

More About the Contract	59
Ownership	59
Designation and Change of Beneficiary	60
Dividends	60
Payments from the Separate Account	60
Proof of Age and Survival	60
Misstatements	60
Cyber Security and Certain Business Continuity Risks	60
Loans	61
Restrictions on Withdrawals from Qualified Plans	62
Restrictions under the Texas Optional Retirement Program	63

Federal Tax Matters	63
Introduction	63
Tax Status of the Company and the Separate Account	64
Qualified Plans	64
Other Tax Considerations	68

Other Information	69
Voting of Underlying Fund Shares	69
Changes to Investments	69
Changes to Comply with Law and Amendments	70
Reports to Owners	70
Electronic Privileges	70
State Variations	71
Legal Proceedings	71
Sale of the Contract	71
Legal Matters	72

Additional Information	72
Registration Statement	72
Financial Statements	72

Appendix A – Underlying Funds Available Under The Contracts	1

Appendix B – Riders Available Only Prior to February 1, 2010	1
4

Definitions

Various terms commonly used in this Prospectus are defined as follows:
Accumulation Unit — A unit of measure used to calculate Contract Value.
Administrative Office — Security Benefit Life Insurance Company, P.O. Box 750497, Topeka, Kansas 66675‑0497.
Annuitant — The person that you designate on whose life annuity payments may be determined. If you designate Joint Annuitants, “Annuitant” means both Annuitants unless otherwise stated.
Annuity (“annuity”) — A series of periodic income payments made by the Company to an Annuitant, Joint Annuitant, or Designated Beneficiary during the period specified in the Annuity Option.
Annuity Options — Options under the Contract that prescribe the provisions under which a series of annuity payments are made.
Annuity Period — The period beginning on the Annuity Start Date during which annuity payments are made.
Annuity Start Date — The date when annuity payments begin.
Annuity Unit — A unit of measure used to calculate variable annuity payments under Options 1 through 4, 7 and 8.
Automatic Investment Program — A program pursuant to which Purchase Payments are automatically paid from your bank account on a specified day of each month or a salary reduction agreement.
Company — Security Benefit Life Insurance Company. The Company is also identified herein as “we,” “our,” or “us.”
Contract — The flexible purchase payment deferred variable annuity contract described in this Prospectus.
Contract Date — The date the Contract begins as shown in your Contract. Contract anniversaries are measured from the Contract Date. The Contract Date is usually the date that your initial Purchase Payment is credited to the Contract.
Contract Debt — The unpaid loan balance including accrued loan interest.
Contract Value — The total value of your Contract which includes amounts allocated to the Subaccounts and the Fixed Account as well as any amount set aside in the Loan Account to secure loans as of any Valuation Date.
Contract Year — Each twelve-month period measured from the Contract Date.
Credit Enhancement — An amount added to Contract Value under the Extra Credit Rider.
Designated Beneficiary — The person having the right to the death benefit, if any, payable upon the death of the Owner prior to the Annuity Start Date.
Fixed Account — An account that is part of the Company’s General Account to which you may allocate all or a portion of your Contract Value to be held for accumulation at fixed rates of interest (which may not be less than the Guaranteed Rate) declared periodically by the Company. See “The Fixed Account.”
General Account — All assets of the Company other than those allocated to the Separate Account or to any other separate account of the Company.
Guaranteed Rate — The minimum interest rate earned on Contract Value allocated to the Fixed Account, which accrues daily and ranges from an annual effective rate of 1% to 3% based upon the state in which the Contract is issued and the requirements of that state.

5

Internal Revenue Code or the Code — The Internal Revenue Code of 1986, as amended.
Owner— The person entitled to the ownership rights under the Contract and in whose name the Contract is issued.
Participant — A Participant under a Qualified Plan.
Purchase Payment — An amount initially paid to the Company as consideration for the Contract and any subsequent amounts paid to the Company under the Contract.
Separate Account — The Variable Annuity Account XIV, a separate account of the Company that consists of accounts, referred to as Subaccounts, each of which invests in a corresponding Underlying Fund.
Subaccount — A division of the Separate Account which invests in a corresponding Underlying Fund.
Underlying Fund — A mutual fund or series thereof that serves as an investment vehicle for its corresponding Subaccount.
Valuation Date — Each date on which the Separate Account is valued, which currently includes each day that the New York Stock Exchange is open for trading. Each Valuation Date closes at the end of regular trading on the New York Stock Exchange (normally, 3:00 p.m. Central Time). The New York Stock Exchange is scheduled to be closed on weekends and on observation of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.
Valuation Period — A period used in measuring the investment experience of each Subaccount of the Separate Account. The Valuation Period begins at the close of one Valuation Date and ends at the close of the next Valuation Date.
Withdrawal Value — The amount you will receive upon full withdrawal of the Contract. It is equal to Contract Value less any Contract Debt, any applicable withdrawal charges, any pro rata account administration charge and any uncollected premium taxes. If the Extra Credit Rider is in effect, Contract Value will also be reduced by any Credit Enhancements that have not yet vested. The Withdrawal Value during the Annuity Period under Option 7 is the present value of future annuity payments commuted at the assumed interest rate, less any applicable withdrawal charges and any uncollected premium taxes.

Important Information You Should Consider About the Contract

	FEES AND EXPENSES	Location in Prospectus
Charges for Early Withdrawals
If you withdraw money from your Contract within 7 years following your last Purchase Payment, you may be assessed a surrender charge of up to 7% as a percentage of the portion of the withdrawal amount consisting of the Purchase Payment withdrawn, declining to 0% in the eighth year.
For example, if total Purchase Payments in the first Contract Year were $100,000 and you withdrew those Purchase Payments during the first Contract Year, you could be assessed a surrender charge of $7,000.
Fee Table Fee Table - Examples Charges and Deductions – Contingent Deferred Sales Charge
Transaction Charges	Other than surrender charges (if any), there are no charges for other contract transactions ( e.g. , transferring money between investment options).	Not Applicable

6

Ongoing Fees and Expenses (annual charges)
The table below describes the current fees and expenses of the Contract that you may pay each year , depending on the options you choose. Interest on any Contract loans is not reflected. The fees and expenses do not reflect any advisory fees paid to financial intermediaries from your Contract Value or other assets. If such charges were reflected, the fees and expenses would be higher. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.

Fee Table

Fee Table – Examples

Charges and Deductions –

Mortality and Expense Risk Charge

Administration Charge

Account Administration Charge

Optional Rider Charges

Appendix A – Underlying Funds Available Under the Contract

	Annual Fee	Minimum	Maximum
	Base Contract [1]	0.90%	1.05%
	Investment options [2] (Underlying Fund fees and expenses)	0.73%	1.73%
	Optional benefits available for an additional charge (for a single optional benefit, if elected)	0.05% [3]	0.85% [3]
[1]   As a percentage of Contract Value allocated to the Separate Account. Any charge above the minimum charge of 0.90% is deducted from your Contract Value on a monthly basis. This amount includes the account administration charge.
[2]   As a percentage of Underlying Fund average net assets.
[3]   As a percentage of Contract Value.

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year , based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add surrender charges that substantially increase costs .

	Lowest Annual Cost: $1,511.57	Highest Annual Cost: $3,018.19
Assumes:
•   Investment of $100,000
•   5% annual appreciation
•   Least expensive combination of Base Contract charge and Underlying Fund fees and expenses
•   No optional benefits
•   No sales charges or advisory fees
•   No additional Purchase Payments, transfers or withdrawals
•   No Contract Loans
•   No Credit Enhancement amounts

Assumes:
•   Investment of $100,000
•   5% annual appreciation
•   Most expensive combination of Base Contract charge, optional benefits and Underlying Fund fees and expenses
•   No sales charges or advisory fees
•   No additional Purchase Payments, transfers or withdrawals
•   No Contract Loans
•   No Credit Enhancement amounts

	RISKS			Location in Prospectus
Risk of Loss	You can lose money by investing in this Contract, including loss of principal.			Principal Risks of Investing in the Contract Charges and Deductions – Contingent Deferred Sales Charge The Contract – General
Not a Short‑Term Investment
•   This Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash.
•   Surrender charges may apply to withdrawals. If you take a withdrawal, a surrender charge may reduce the value of your Contract or the amount of money that you actually receive. Withdrawals may also reduce or terminate Contract guarantees.
•   The benefits of tax deferral and long-term income mean the Contract is more beneficial to investors with a long time horizon.

Risks Associated with Investment Options
•   An investment in this Contract is subject to the risk of poor investment performance. Performance can vary depending on the performance of the investment options that you choose under the Contract.
•   Each investment option (including the Fixed Account option, if available) has its own unique risks.
•   You should review the investment options before making an investment decision.
Appendix A – Underlying Funds Available Under the Contract.

7

Insurance Company Risks
An investment in the Contract is subject to the risks related to us, Security Benefit Life Insurance Company. Any obligations (including under the Fixed Account option), guarantees or benefits of the Contract are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you. More information about Security Benefit Life Insurance Company, including our financial strength ratings, is available upon request by calling 1-800-888-2461 or visiting www.securitybenefit.com .
Information About the Company, the Separate Account and the Underlying Funds – Security Benefit Life Insurance Company
	RESTRICTIONS	Location in Prospectus
Investments
•   Certain investment options may not be available under your Contract.
•   Certain Subaccounts prohibit you from transferring out and back within a period of calendar days.
•   We reserve the right to limit your transfers to 14 in a Contract Year, to suspend transfers and limit the transfer amounts, and to limit transfers in circumstances of frequent or large transfers.
•   There are certain restrictions on transfers from the Fixed Account to the Subaccounts.
•   We reserve the right to add, remove or substitute the Underlying Funds available as investment options under the Contract.

General Information

The Contract – Transfers of Contract Value – Frequent Transfer Restrictions

The Fixed Account – Transfers and Withdrawals from the Fixed Account

Other Information –   Changes to Investments

Optional Benefits
•   Optional benefits are only available at Contract issue. You cannot change or cancel the benefits that you select after they are issued.
•   Certain optional benefits are not available in every state and are subject to age restrictions. The 6% and 7% Guaranteed Growth Death Benefit is not available to Texas residents.
•   Certain optional benefits previously offered with the Contract are no longer available for purchase. We reserve the right to stop offering for purchase any currently available optional benefit at any time.
•   Optional benefits may further limit or restrict the investment options that you may select under the Contract. We may change these restrictions in the future.
•   We do not have the right to modify or terminate an optional benefit. Withdrawals, however, may reduce the value of an optional benefit by an amount greater than the value withdrawn or cause the benefit to terminate.
•   If you elect to pay third-party advisory fees from your Contract Value, then the deduction will reduce the death benefits and other guaranteed benefits, perhaps significantly, and may be subject to federal and state income taxes and a 10% federal penalty tax.
The Contract – Optional Riders The Contract – Riders Previously Available for Purchase The Contract Withdrawals to Pay Advisory Fees Charges and Deductions – Deductions of Advisory Fees
	TAXES	Location in Prospectus
Tax Implications
•   Consult with a tax professional to determine the tax implications of an investment in and payments received under the Contract.
•   If you purchased the Contract through a tax-qualified plan or IRA, you do not get any additional tax benefit under the Contract.
•   Earnings on your contract are taxed at ordinary income tax rates when you withdraw them, and you may have to pay a penalty if you take a withdrawal before age 59½.
Federal Tax Matters

8

	CONFLICTS OF INTEREST	Location in Prospectus
Investment Professional Compensation
Your investment professional may receive compensation for selling this Contract to you, in the form of commissions, additional payments, and non-cash compensation. We may share the revenue we earn on this Contract with your investment professional’s firm. This conflict of interest may influence your investment professional to recommend this Contract over another investment for which the investment professional is not compensated or is compensated less.
Other Information Sale of the Contract
Exchanges
Some investment professionals may have a financial incentive to offer you a new contract in place of the one you already own. You should only exchange a contract you already own if you determine, after comparing the features, fees and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing contract.
Additional Compensation Paid to Selected Selling Broker-Dealers

Overview of the Contract

Purpose of the Contract  — The Contract is a variable annuity contract, which is designed for retirement planning purposes. You make investments in the Contract’s investment options during the accumulation phase. The value of your investments is used to calculate your benefits under the Contract. At the end of the accumulation phase, we use that accumulated value to calculate the payments that we make during the annuity phase. These payments can provide or supplement your retirement income. Generally speaking, the longer your accumulation phase, the greater your accumulated value will be for setting your benefits and annuity payouts. The Contract also includes a death benefit to help financially protect your Designated Beneficiary.
This Contract may be appropriate for you if you have a long investment time horizon. Each Purchase Payment is subject to a withdrawal charge for seven years from the date of that Purchase Payment. This means that a Purchase Payment made in year eight of the Contract will be subject to a withdrawal charge until year 15 of the Contract. Because of the withdrawal charge  and the possibility of income tax and tax penalties on early withdrawals, the Contract should not be viewed as an investment vehicle offering low cost liquidity. Your financial goal in acquiring the Contract should focus on a long-term insurance product, offering the prospect of investment growth.
Phases of the Contract  — The Contract has two phases: (1) an accumulation (savings) phase, prior to the Annuity Start Date; and (2) a payout (income) phase (called the Annuity Period), after the Annuity Start Date.
Accumulation Phase. During the accumulation phase, earnings accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. To accumulate value during the accumulation phase, you invest your Purchase Payments and earnings in the Subaccounts that are available under the Contract, which, in turn, invest in Underlying Funds with different investment strategies, objectives, and risk/reward profiles. You may allocate all or part of your Purchase Payments and Contract Value to the Subaccounts. Amounts that you allocate to a Subaccount will increase or decrease in dollar value depending in part on the investment performance of the Underlying Fund in which such Subaccount invests. In only limited circumstances, the Fixed Account option, which guarantees the principal and a minimum interest rate, may also be available for investment. If the Fixed Account is available under your Contract, you may allocate all or part of your Purchase Payments to the Fixed Account, which is part of the Company’s General Account.

A list of the Underlying Funds currently available under the Contract is provided in Appendix A: Underlying Funds Available Under the Contract and Optional Rider Investment Restrictions to this Prospectus.
Annuity (Payout) Phase. The Annuity phase   occurs after the Annuity Start Date and is when you or a designated payee begin receiving regular Annuity payments from your Contract. The Contract provides several Annuity Options. You should carefully review the Annuity Options with your financial or tax adviser. For Contracts used in connection with a Qualified Plan, reference should be made to the terms of the particular plan and the requirements of the Internal Revenue Code for pertinent limitations respecting annuity payments and other matters.
The payments may be fixed or variable or a combination of both. Variable payments will vary based on the performance of the Subaccounts you select. Unless you direct otherwise, proceeds derived from Contract Value allocated to the Subaccounts will be applied to purchase a variable annuity and proceeds derived from Contract Value allocated to the Fixed Account will be applied to purchase a fixed annuity.

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Please note that if you annuitize, your investments will be converted to income payments and you generally will no longer be able to withdraw money at will from your Contract. However, under Annuity Options 5, 6 and 7 (and only if the Owner has elected variable annuity payments or a combination of variable and fixed annuity payments under Annuity Option 7), withdrawals (other than systematic withdrawals) are permitted after the Annuity Start Date. In general, optional benefits (e.g., the Annual Stepped Up Death Benefit) terminate upon annuitization if you elect one of Annuity Options 1 through 4, 7, or 8. If you elect Annuity Option 5 or 6, the optional benefit will continue after the Annuity Start Date if you purchase one of the Waiver of Withdrawal Charge Riders or the 0-Year or 4-Year Alternate Withdrawal Charge Rider, and the Company will continue to deduct optional benefit charges after the Annuity Start Date.
Contract Features  —
Accessing Your Money. Before your Contract is annuitized, you can withdraw money from your Contract at any time. If you take a withdrawal, you may have to pay income taxes, including a tax penalty if you are younger than age 59½.
Tax Treatment. You can transfer money between investment options without tax implications, and earnings (if any) on your investments are generally tax-deferred. You are taxed only upon: (1) making a withdrawal; (2) surrender of the Contract; (3) receiving a payment from us; or (4) payment of a death benefit.
Death Benefits. For Contract Owners aged 80 or younger on the Contract issue date, the Contract includes a standard death benefit that will pay the higher of Contract Value or total Purchase Payments (adjusted for any outstanding Contract Debt, any pro rata account administrative charge, prior withdrawals, including any withdrawal charges, and any uncollected premium tax) upon your or the Annuitant’s death. For Contract Owners aged 81 and older or the Contract issue date, the standard death benefit will be equal to the Contract Value only. If you elect to purchase an optional rider that provides an enhanced death benefit for an additional charge, you have the opportunity to leave your beneficiary a death benefit greater than the standard death benefit.
Loans. If you own a Contract issued in connection with a retirement plan that is qualified under Section 403(b) of the Internal Revenue Code, you may be able to borrow money under your Contract using the Contract Value as the only security for the loan.
Waiver of Withdrawal Charge Rider. For an additional charge, under certain circumstances, we will waive your Withdrawal Charges.
Extra Credit Rider. For an additional cost during the first seven Contract years, the Company adds to your Contract Value an amount known as a   Credit Enhancement, which is based on a percentage of any Purchase Payments made in the first Contract Year. In the past, we offered a version of this rider at no cost. All or portion of your Credit Enhancement may be recaptured upon free look, surrender, withdrawal, or death.
0-Year or 4-Year Alternate Withdrawal Charge. For an additional cost, this rider makes available an alternative shorter withdrawal charge schedule. The withdrawal charge varies depending on the Purchase Payment age and will apply in lieu of the Contract’s seven-year withdrawal charge.
       Advisory Fees . Deductions from your Contract Value to pay third-party advisory fees are treated as withdrawals under the Contract, but no surrender charge is assessed on such withdrawals and the deduction of advisory fees will not count toward the annual free withdrawal amount. If you elect to pay advisory fees from your Contract Value, then the deduction will reduce the death benefits and other guaranteed benefits, perhaps significantly, and may be subject to federal and state income taxes and a 10% federal penalty tax.
Additional Services — We offer several additional services:
Dollar Cost Averaging. You direct us to systematically transfer Contract Value among the Subaccounts and the Fixed Account on a monthly, quarterly, semiannual, or annual basis.
Asset Reallocation Option. You direct us to automatically reallocate your Contract Value to return to your original percentage investment allocations on a periodic basis.
Automatic Investment Program. Purchase Payments are automatically paid from your bank account on a specified day of each month or pursuant to a salary reduction agreement.
Systematic Withdrawals. You receive regular automatic withdrawals from your Contract on a monthly, quarterly, annual, or semi-annual basis, provided that each payment must amount to at least $100 (unless we consent otherwise).

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Fee Table

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering or making withdrawals from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected .
  The first table describes the fees and expenses that you will pay at the time that you buy the Contract , surrender or make withdrawals from the Contract , or transfer Contract Value between investment options. State premium taxes may also be deducted. The fees and expenses do not reflect any advisory fees paid to financial intermediaries from your Contract Value or other assets. If such charges were reflected, the fees and expenses would be higher.
Transaction Expenses
Charge
Sales Load on Purchase Payments	None
Maximum Surrender Charge (as a percentage of amount withdrawn attributable to Purchase Payments)	7%[1]
Transfer Fee (per transfer)	None
1    We also refer to this charge as a contingent deferred sales charge, withdrawal charge, and sales charge. The amount of the surrender charge is determined by reference to how long your Purchase Payments have been held under the Contract. Free withdrawals are available equal to (1) 10% of Purchase Payments, excluding any Credit Enhancements, in the first Contract Year, and (2) 10% of Contract Value as of the first Valuation Date of the Contract Year in each subsequent Contract Year. See “Full and Partial Withdrawals” and “Contingent Deferred Sales Charge” for more information.

The next table describes the fees and expenses that you will pay each year during the time that you own the Contract, not including fees and expenses of the Underlying Funds. If you choose to purchase an optional benefit, you will pay additional charges, as shown below.

Annual Contract Expenses
	Charge
Administrative Expenses	$30[1]
Net Loan Interest Charge	2.75%[2]
Base Contract Expenses (as a percentage of average Contract Value)	1.05% [3]
Optional Rider Expenses (as a percentage of Contract Value) [4]
	Annual Rider Charge
	Current	Maximum
Riders Previously Available for Purchase With The Contract
4% Extra Credit Rider [5]	0.55%
Annual Stepped Up Death Benefit	0.20%
Waiver of Withdrawal Charge*	0.05%
Waiver of Withdrawal Charge—15 Years or Disability*	0.05%
Alternate Withdrawal Charge Rider (0-Year)*	0.70%
Alternate Withdrawal Charge Rider (4-Year) 6*	0.55%
Riders Available For Purchase Only Prior To February 1, 2010
3% Guaranteed Minimum Income Benefit Rider	0.15%
5% Guaranteed Minimum Income Benefit Rider	0.30%

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3% Guaranteed Growth Death Benefit Rider	0.10%
5% Guaranteed Growth Death Benefit Rider	0.20%
6% Guaranteed Growth Death Benefit Ride [7]	0.25%
7% Guaranteed Growth Death Benefit Rider [7]	0.30%
Combined Annual Stepped Up Death Benefit Rider and Guaranteed Growth Death Benefit Rider	0.25%
Enhanced Death Benefit Rider	0.25%
Combined Enhanced Death Benefit Rider and Annual Stepped Up Death Benefit Rider	0.35%
Combined Enhanced Death Benefit Rider and Guaranteed Growth Death Benefit Rider	0.35%
Combined Enhanced Death Benefit Rider, Annual Stepped Up Death Benefit Rider, and Guaranteed Growth Death Benefit Rider	0.40%
Guaranteed Minimum Withdrawal Benefit Rider[8]	0.45%	1.10%
Total Protection Rider[9]	0.85%	1.45%
3% Extra Credit Rider[5]	0.40%
5% Extra Credit Rider[5]	0.70%
Waiver of Withdrawal Charge Rider—10 Years or Disability*	0.10%
Waiver of Withdrawal Charge Rider—Hardship*	0.15%
Waiver of Withdrawal Charge Rider—5 Years and Age 59½*	0.20%
*    Charges for these riders will continue after the Annuity Start Date if you select Annuity Option 5 or 6.
1    We call this fee the account administration charge in your Contract, as well as in other places in this Prospectus. A pro rata account administration charge is deducted (1) upon full withdrawal of Contract Value; (2) upon the Annuity Start Date if one of Annuity Options 1 through 4, 7 or 8 is elected; and (3) upon payment of a death benefit. The account administration charge will be waived if your Contract Value is $50,000 or more on the date it is to be deducted. This fee is presented as part of the Base Contract Expenses in the section entitled “Important Information You Should Consider About Your Contract” earlier in this Prospectus.
2   The net loan cost equals the difference between the amount of interest the Company charges you for a loan (which will be no greater than 5.75% plus the total charges for riders you have selected) and the amount of interest the Company credits to the Loan Account, which is 3.0%.
3   This charge is based on the percentage of Contract Value allocated to the Separate Account. This charge is comprised of a mortality and expense risk charge and an administration charge. The administration charge is equal to an annual rate of 0.15%, and is deducted daily. The mortality and risk charge is reduced for larger Contract Values as follows: Less than $25,000 – 0.90%; $25,000 or more – 0.75%. The minimum mortality and expense risk charge is deducted daily. Any mortality and expense risk charge above the minimum charge of 0.75% is deducted from your Contract Value on a monthly basis. During the Annuity Period, the mortality and expense risk charge under Annuity Options 5 and 6 is calculated and deducted in the same manner. However, the annual mortality and expense risk charge is 1.25% under Annuity Options 1 through 4, 7 and 8, in lieu of the amounts described above, and is deducted daily. See the discussion under “Mortality and Expense Risk Charge.”
4   If you purchase any optional riders, the charge will be calculated as a percentage of Contract Value and deducted from your Contract Value.
5 The Company will deduct the charge for this rider during the seven-year period beginning on the Contract Date.
6 If the 4-Year Alternate Withdrawal Charge Rider was not approved in a state, then a 3-Year Alternate Withdrawal Charge Rider was available for a charge of 0.40%. See “Alternate Withdrawal Charge.”
7   Not available to Texas residents.
8   The Company may increase the rider charge for the Guaranteed Minimum Withdrawal Benefit Rider only if you elect a reset; the Company guarantees the rider charge upon reset will not exceed 1.10% on an annual basis. Please see the discussion under “Guaranteed Minimum Withdrawal Benefit” in Appendix B – Riders Available Only Prior to February 1, 2010. The current charge for such rider is used in calculating the maximum rider charge of 1.55% (1.00% if you select a 0-Year Alternate Withdrawal Charge Rider).

9   The Company may increase the rider charge for the Total Protection Rider only if you elect a reset; the Company guarantees the rider charge upon reset will not exceed 1.45% on an annual basis. Please see the discussion under “Total Protection” in Appendix B – Riders Available Only Prior to February 1, 2010. The current charge for such rider is used in calculating the maximum rider charge of 1.55% (1.00% if you select a 0-Year Alternate Withdrawal Charge Rider).

The next table below shows the minimum and maximum total operating expenses charged by the Underlying Funds you may pay periodically during the time that you own the Contracts. A complete list of Underlying Funds available under the Contracts, including their annual expenses, may be found in

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Appendix A: Underlying Funds Available Under the Contract and Optional Rider Investment Restrictions   to this Prospectus.
Annual Underlying Fund Expenses
	Minimum	Maximum
Annual Underlying Fund Expenses (expenses deducted from Underlying Fund assets include management fees, distribution (12b‑1) fees, service fees and other expenses)	0. 73%	1.73%
Net Annual Underlying Fund Operating Expenses (after contractual waivers/reimbursements) [1]	0.73%	1.69%

1    Certain of the Underlying Funds have entered into contractual expense waiveror reimbursement arrangements that reduce fund expenses during the period of the arrangement. These arrangements vary in length, and are in place at least through April   30, 2022 .

Examples  — These Examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include transaction expenses, Annual Contract Expenses and annual Underlying Fund fees and expenses but do not include state premium taxes, which may be applicable to you Contract. The Examples do not reflect any advisory fees paid to financial intermediaries from your Contract Value or other assets. If such fees were reflected the costs would be higher .
The Examples assume that you invest $ 100 ,000 in the Contract for the time periods indicated. The Examples also assume that your investment has a 5% return each year and assumes the most expensive combination optional benefits available for an additional charge. The first Example assumes the most expensive Annual Underlying Funds Expenses. The second Example assumes the least expensive Annual Underlying Funds Expenses . Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Based on the Most Expensive Annual Underlying Fund Expenses	1 Year	3 Years	5 Years	10 Years
If you surrender your Contract at the end of the applicable time period	$10,712.16	$18,739.74	$25,930.44	$45,155.52
If you do not surrender ; or if you annuitize your Contract at the end of the applicable time period.	$4,390.34	$13,253.29	$22,227.06	$45,155.52

Based on the Least Expensive Annual Underlying Fund Expenses	1 Year	3 Years	5 Years	10 Years
If you surrender your Contract at the end of the applicable time period	$9,760.92	$16,006.03	$21,456.30	$36,638.48
If you do not surrender; or if you annuitize your Contract at the end of the applicable time period	$3,404.11	$10,378.99	$17,582.17	$36,638.48

Principal Risks of Investing in the Contract

Risk of Investment Loss  — The Contract involves risks, including possible loss of principal. You bear the risk of any decline in the Contract Value resulting from the performance of the Subaccounts you have chosen. Your losses could be significant. This risk could have a significant negative impact on certain benefits and guarantees under the Contract.
This Contract is not a deposit or obligation of, or guaranteed or endorsed by, any bank. This Contract is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.
Short-Term Investment Risk/Withdrawal Risk  — This Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash. If you plan to withdraw money or surrender

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the Contract for short-term needs, it is not the right contract for you. A withdrawal charge may be assessed on withdrawals and surrenders, and it could be substantial. Each Purchase Payment is subject to a withdrawal charge for seven years from the date of that Purchase Payment. This means that a Purchase Payment made in year eight of the Contract will be subject to a withdrawal charge until year 15 of the Contract. If you make a withdrawal prior to age 59½, there may be adverse tax consequences, including a 10% IRS penalty tax. A withdrawal could reduce the value of certain optional benefits by an amount greater than the amount withdrawn and could result in termination of the benefit. A total withdrawal (surrender) will result in the termination of your Contract and any benefits.
The benefits of tax deferral, long-term income, and living benefit protections mean that this Contract is more beneficial to investors with a long time horizon.
Subaccount Risk  — Amounts that you invest in the Subaccounts are subject to the risk of poor investment performance. You assume the investment risk. Generally, if the Subaccounts that you select make money, your Contract Value goes up, and if they lose money, your Contract Value goes down. Each Subaccount’s performance depends on the performance of its Underlying Fund. Each Underlying Fund has its own investment risks, and you are exposed to the Underlying Fund’s investment risks when you invest in a Subaccount. You are responsible for selecting Subaccounts that are appropriate for you based on your own individual circumstances, investment goals, financial situation, and risk tolerance. The investment risks are described in the prospectuses for the Underlying Funds.
Managed Volatility Fund Risk  — Certain Underlying Funds utilize managed volatility strategies. These risk management techniques help us manage our financial risks associated with the Contract’s guaranteed rider benefits, like living and death benefits, because they reduce the incidence of extreme outcomes, including the probability of large gains or losses. However, these strategies can also limit your participation in rising equity markets, which may limit the potential growth of your Contract Value and the potential growth of your guaranteed rider benefits, and may therefore conflict with your personal investment objectives. In addition, the cost of these hedging strategies may negatively impact performance.
Purchase Payment Risk  — Your ability to make subsequent Purchase Payments is subject to restrictions. We reserve the right to refuse any Purchase Payment, to further limit your ability to make subsequent Purchase Payments with advance notice, and to require our prior approval before accepting Purchase Payments. There is no guarantee that you will always be permitted to make Purchase Payments.
Financial Strength and Claims-Paying Ability Risk  — All guarantees under the Contract that are paid from our General Account (including under any Fixed Account option) are subject to our financial strength and claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you.
Cybersecurity and Business Disruption Risk  — Our business is highly dependent upon the effective operation of our computer systems and those of our business partners, so our business is vulnerable to systems failures and cyber-attacks. Systems failures and cyber-attacks may adversely affect us, your Contract, and your Contract Value. In addition to cybersecurity risks, we are exposed to the risk that natural and man-made disasters, pandemics (like COVID-19) and catastrophes may significantly disrupt our business operations and our ability to administer the Contract. There can be no assurance that we or our service providers will be able to successfully avoid negative impacts associated with systems failures, cyber-attacks, or natural and man-made disasters, pandemics and catastrophes. For more information about these risks, see “More About the Contract – Cyber Security and Certain Business Continuity Risks.”
Credit Enhancement Risk  — Expenses for a Contract with a Credit Enhancement may be higher than for a Contract without a Credit Enhancement. The amount of the Purchase Payment credit may be more than offset by the fees and charges associated with the credit. In addition, Credit Enhancements are excluded from the calculation of the optional living and death benefits. This means that, unlike Purchase Payments, a Credit Enhancement does not increase the value of such benefits.
Tax Consequences Risk  — Withdrawals are generally taxable (to the extent of any earnings on the Contract), and prior to age 59½ a tax penalty may apply. In addition, even if the Contract is held for years before any withdrawal is made, the withdrawals are taxable as ordinary income rather than capital gains.

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Advisory Fee Deduction Risk  — If you elect to pay third-party advisory fees from your Contract Value, then the deduction will reduce the death benefits and other guaranteed benefits, perhaps significantly, and may be subject to federal and state income taxes and a 10% federal penalty tax.
Information About the Company, the Separate Account, and the Underlying Funds

Security Benefit Life Insurance Company — Security Benefit Life Insurance Company is a life insurance company organized under the laws of the State of Kansas. The Company’s indirect parent, Eldridge Industries, LLC, owns, operates and invests in businesses across a wide range of sectors and is ultimately controlled by Todd L. Boehly.
The Company offers life insurance policies and annuity contracts, as well as financial and retirement services. It is admitted to do business in the District of Columbia, and all states except New York. As of the end of 2019, the Company had total assets under management of approximately $ 40.6 billion. The Company’s address is One Security Benefit Place, Topeka, Kansas 66636-0001.
The Principal Underwriter for the Contracts is Security Distributors, LLC. (“SDL”), One Security Benefit Place, Topeka, Kansas 66636-0001. SDL, a wholly-owned subsidiary of the Company, is registered as a broker-dealer with the SEC and is a member of the Financial Industry Regulatory Authority (“FINRA”).
We are obligated to pay all amounts promised to you under your Contract. All guarantees under the Contract are subject to our financial strength and claims-paying capabilities. We provide information about our financial strength in reports filed with state insurance departments. You may obtain information about us by contacting us using the information stated on the cover page of this Prospectus, visiting our website at www.securitybenefit.com or visiting the SEC’s website at www.sec.gov . You may also obtain reports and other financial information about us by contacting your state insurance department.
NEA Retirement Program — The NEA Retirement Program provides investment products, including the Contract, in connection with retirement plans sponsored by school districts and other employers of NEA members and individual retirement accounts established by NEA members (“NEA Retirement products”). The Contract is made available under the NEA Retirement Program pursuant to an agreement (the “Agreement”) between the Company and NEA’s Member Benefits Corporation (“MBC”), a wholly-owned subsidiary of The National Education Association of the United States (the “NEA”). Certain local school districts do not allow NEA Retirement products to be made available in their district; as a result, the NEA Retirement Program may not be available in all districts.
Under the Agreement:
•
The Company and its affiliates have the exclusive right to offer NEA Retirement products, including the Contract, under the NEA Retirement Program. However, employers of NEA members are not required to make available NEA Retirement products, and NEA members are not required to select products from any particular provider.

•
During the term of the Agreement, MBC may not enter into arrangements with other providers of similar investment programs or otherwise promote to employers of NEA members or to NEA members any investment products that compete with NEA Retirement products offered by the Company and its affiliates, except for products MBC may, subject to limitations of the Agreement, make available in the future through the members-only section of NEA’s website.

•
MBC promotes the NEA Retirement Program to employers of NEA members and to NEA members and provides certain services in connection with the NEA Retirement Program (e.g., monitoring the satisfaction of NEA members with the NEA Retirement Program, mailing welcome letters to members who purchase the Contract, listing NEA Retirement products in their membership accounts and directing participant phone calls to the Company.

•	MBC provides direct marketing assistance and cooperation to the Company in connection with the NEA Retirement Program.

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Pursuant to the Agreement, which was entered into in July 2014 to replace a prior agreement, the Company pays MBC an annual fee for services provided. The annual base fee for the period beginning September 1, 2019 is $3,827,256 with quarterly payments of $956,814. You may wish to take into account the Agreement and the fee paid to MBC when considering and evaluating any communications relating to the Contract.
Neither the NEA nor MBC is registered as a broker-dealer or has a role in distributing the Contract or in providing any securities brokerage services. The Company and its affiliates are not affiliated with the NEA or MBC.
MBC, an investment adviser registered with the SEC, monitors performance of investment options made available under the NEA Retirement Program, including the Subaccounts. MBC evaluates and tracks such performance monthly, using independent, publicly available ranking services. MBC makes its monthly reports available to NEA members. Upon your request, MBC will deliver a copy of Part II of its Form ADV, which contains more information about how MBC evaluates and tracks performance and how the fees it receives from the Company are calculated. You may request a copy of such form by calling MBC at 1‑800‑637‑4636.
Other Information. The Contract also may be offered in certain school districts pursuant to other arrangements between the Company (and certain of its affiliates) and entities associated with the NEA. Neither the NEA nor MBC is a party to these arrangements. Under these arrangements, such entities may provide services, such as advertising and promotion, and/or may facilitate their members’ access to the Contract and to other products issued by the Company and its affiliates. There also may be an understanding that these entities may make endorsements. The Company and/or certain of its affiliates may pay fees to these entities under such arrangements. You may wish to take into account these arrangements, including any fees paid, when considering and evaluating any communications relating to the Contract. For more information concerning these arrangements, please see the Statement of Additional Information.
Published Ratings — The Company may from time to time publish in advertisements, sales literature and reports to Owners, the ratings and other information assigned to it by one or more independent rating organizations such as A.M. Best Company and Standard & Poor’s. The purpose of the ratings is to reflect the financial strength and/or claims-paying ability of the Company and should not be considered as bearing on the investment performance of assets held in the Separate Account. Each year A.M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best’s Ratings. These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims-paying ability of the Company as measured by Standard & Poor’s Insurance Ratings Services may be referred to in advertisements or sales literature or in reports to Owners. These ratings are opinions of an operating insurance company’s financial capacity to meet the obligations of its insurance and annuity policies in accordance with their terms. Such ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.
Separate Account — The Company established the Separate Account under Kansas law on June 26, 2000. The Contract provides that the income, gains, or losses of the Separate Account, whether or not realized, are credited to or charged against the assets of the Separate Account without regard to other income, gains, or losses of the Company. Kansas law provides that assets in the Separate Account attributable to the reserves and other liabilities under a Contract may not be charged with liabilities arising from any other business that the Company conducts if, and to the extent the Contract so provides. The Contract contains a provision stating that assets held in the Separate Account may not be charged with liabilities arising from other business that the Company conducts. The Company owns the assets in the Separate Account and is required to maintain sufficient assets in the Separate Account to meet all Separate Account obligations under the Contract. Such Separate Account assets are not subject to claims of the Company’s creditors.
The Separate Account consists of accounts referred to as Subaccounts. The Contract provides that the income, gains and losses, whether or not realized, are credited to, or charged against, the assets of each Subaccount without regard to the income, gains or losses in the other Subaccounts. Each Subaccount invests exclusively in shares of a corresponding Underlying Fund. The Company may in the future establish additional Subaccounts of the Separate Account, which may invest in other Underlying Funds or in other securities or investment vehicles. See “Changes to Investments.”
The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”). Registration with the SEC does not involve supervision by the SEC of the

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administration or investment practices of the Separate Account or of the Company. We do not guaranteed the investment results of the Separate Account.
Underlying Funds — Each Underlying Fund is an open-end management investment company or a series thereof and is registered with the SEC under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment policies of the Underlying Funds. Each Underlying Fund pursues different investment objectives and policies.
As described in more detail in the Underlying Fund prospectuses, certain Underlying Funds employ managed volatility strategies that are intended to reduce the Underlying Fund’s overall volatility and downside risk, and those Underlying Funds may help us manage the risks associated with providing guaranteed benefits under the Contract. Investing in Underlying Funds with managed volatility strategies may impact the value of certain guaranteed rider benefits. During rising markets, the strategies employed to manage volatility could result in your Contract Value rising less than would have been the case if you had been invested in an Underlying Fund without a managed volatility strategy. In addition, the cost of these strategies may negatively impact performance. On the other hand, investing in an Underlying Fund with a managed volatility strategy may be helpful in a declining market with higher market volatility because the strategy will often reduce your equity exposure in such circumstances. In such cases, your Contract Value may decline less than would have been the case if you had not invested in an Underlying Fund with a managed volatility strategy.
Certain Underlying Funds invest substantially all of their assets in other funds (“funds of funds”). If you allocate Contract Value to a Subaccount that invests in a fund of funds, you will indirectly bear the fees and expenses of both the top-tier and bottom-tier funds, which will reduce your investment return. In addition, funds of funds may have higher expenses than funds that invest directly in debt or equity securities or other assets.
Certain Underlying Funds (sometimes called “alternative funds”) invest in positions that emphasize alternative investment strategies and/or nontraditional asset classes. These alternative investments involve a mix of strategies that offer potential diversification or market exposure benefits, but such alternative investment strategies may be riskier than traditional investment strategies. The strategies often involve speculative investment techniques, such as leverage and complex derivative instruments.
One of the Underlying Funds is a money market fund. There is no assurance that this Underlying Fund will be able to maintain a stable net asset value per share. In addition, during extended periods of low interest rates, and partly as a result of asset-based separate account charges, the yield on the corresponding Subaccount may become low and possibly negative.
Shares of each Underlying Fund are available to the general public outside of an annuity or life insurance contract. If you purchase shares of these Funds directly from a broker-dealer or mutual fund company, you will not pay Contract fees or charges, but you also will not have Annuity Options available. Because of the additional Contract fees and charges, which affect Contract Value and Subaccount returns, you should refer only to performance information regarding the Underlying Funds available through us, rather than to information that may be available through alternate sources.
Additionally, certain Underlying Funds have similar investment objectives and policies to other mutual funds managed by the same adviser. The investment results of the Underlying Funds, however, may be higher or lower than the results of such other funds. There can be no assurance, and no representation is made, that the investment results of any of the Underlying Funds will be comparable to the investment results of any other fund, even if both the Underlying Fund and the other fund are managed by the same adviser.
Information regarding each Underlying Fund, including its (i) name, (ii) type of investment objective, (iii) investment adviser and any sub- investment adviser , (iv) current expenses, and (v) performance is available in an appendix to this Prospectus. See Appendix A: Underlying Funds Available Under the Contract and Optional Rider Investment Restrictions . We cannot assure that any Underlying Fund will achieve its objective. Each Underlying Fund has issued a prospectus that contains more detailed information about the Underlying Fund. Read these prospectuses carefully before investing. Paper or electronic copies of the Underlying Fund prospectuses may be obtained by calling us at 1-800-888-2461, e-mailing us at SBLProspectusRequests@securitybenefit.com or visiting  https://dfinview.com/SecurityBenefit/TAHD/814121562?site=PSBL .
Certain Payments the Company and its Affiliates Receive With Regard to the Underlying Funds. The Company (and its affiliates) receives payments from some of the Underlying Funds, their advisers, sub‑advisers, and distributors, or affiliates thereof. The Company negotiates these payments and thus they differ by Underlying Fund

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(sometimes substantially), and the amounts the Company (or its affiliates) receives can be significant. Where these payments are made, the advisers, sub-advisers, or distributors (or affiliate thereof) of those Underlying Funds have increased access to the Company and its affiliates involved in the distribution of the Contract. Proceeds from these payments can be used by the Company for any corporate purpose, including payment of expenses that the Company and its affiliates incur in promoting, marketing, and administering the Contract and in the Company’s role as an intermediary of, the Underlying Funds. The Company and its affiliates may profit from these payments.
12b-1 Fees. The Company and/or its subsidiary, SDL, the principal underwriter for the Contract, receive 12b-1 fees from certain of the Underlying Funds that are based on a percentage of the average daily net assets of the particular Underlying Fund attributable to the Contract and certain other variable insurance contracts issued or administered by the Company (or its affiliates). 12b‑1 fees are paid out of Underlying Fund assets as part of the Underlying Fund’s total annual operating expenses. Payments made out of Underlying Fund assets will reduce the amount of assets that would otherwise be available for investment, and will reduce the Underlying Fund’s investment returns. Currently, the Company and SDL receive 12b-1 fees ranging from 0% to 0.50% of the average net assets of the Contract (and certain other variable insurance contracts issued or administered by the Company (or its affiliates)) invested in the Underlying Fund that pay 12b-1 fees.
Payments from Underlying Fund Service Providers. The Company (or its affiliates) also receives payments from the investment advisers, sub‑advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds. These payments may be derived, in whole or in part, from the investment advisory fee deducted from Underlying Fund assets. Owners, through their indirect investment in the Underlying Funds, bear the costs of these investment advisory fees (see the Underlying Funds’ prospectuses for more information). These payments usually are based on a percentage of the average daily net assets of the particular Underlying Fund attributable to the Contract and to certain other variable insurance contracts issued or administered by the Company (or its affiliates). Currently, the Company and its affiliates receive payments that range from 0.15% to 0.60% of the average net assets of the Contract (and certain other variable insurance contracts issued or administered by the Company (or its affiliates)) invested in an Underlying Fund. The Company may also receive payments from certain of the investment advisers, sub-advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds that is based on a pre-determined fee and not based on the average net assets of the Contract (or other variable insurance contracts issued or administered by the Company or its affiliates) invested in an Underlying Fund.
Other Payments. In the case of certain of the Underlying Funds, the Underlying Fund’s adviser, sub‑adviser, distributor, or affiliates provide the Company (or its affiliates) and/or broker-dealers that sell the Contract (“selling firms”) with wholesaling services to assist the Company in the distribution of the Contract, may pay the Company (or its affiliates) and/or selling firms amounts to participate in their national and regional sales conferences and meetings with the sales desks, and/or provide the Company (or its affiliates) and/or selling firms with occasional gifts, meals, tickets, or other compensation as an incentive for them to market the Underlying Funds when offering or distributing the Contract and to cooperate with their promotional efforts for their Underlying Funds.
The Company receives a $15.00 annual fee payment per participant who has Contract Value allocated to the Subaccount invested in the BNY Mellon Appreciation fund.
For details about the compensation payments the Company makes in connection with the sale of the Contract, see “Sale of the Contract.”
Total Payments. Currently, the Company and its affiliates, including SDL, receive payments from the Underlying Funds, their advisers, sub-advisers, and distributors, or affiliates thereof in the form of 12b‑1 fees and/or other payments described above that range in total from a minimum of 0.25% to a maximum of 0.65% of the average net assets of the Contract (and certain other variable insurance contracts issued or administered by the Company (or its affiliates)) invested in the Underlying Funds. This does not include the arrangements with certain of the investment advisers, sub-advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds in which the payment is not based on the average net assets of the Contract invested in an Underlying Fund.
Selection of Underlying Funds. The Company selects the Underlying Funds offered through the Contract based on several criteria, including asset class coverage, the strength of the investment adviser’s (or sub‑adviser’s) reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor the Company considers during the selection process is whether the Underlying Fund, its adviser, its sub-adviser, or an affiliate will make payments to the Company or its affiliates as described above. These payment arrangements may create an incentive for us to select funds that pay us higher amounts. The Company also considers whether the Underlying Fund’s adviser is one of its affiliates, and whether the Underlying Fund, its adviser,

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sub-adviser, or distributor (or an affiliate) can provide marketing and distribution support for sale of the Contract. The Company reviews each Underlying Fund periodically after it is selected. Upon review, the Company may remove an Underlying Fund or restrict allocation of additional Purchase Payments and/or transfers of Contract Value to an Underlying Fund if it determines the Underlying Fund no longer meets one or more of the criteria and/or if the Underlying Fund has not attracted significant assets. The Company does not recommend or endorse any particular Underlying Fund, and does not provide investment advice.
Services and Administration — The Company has primary responsibility for all administration of the Contracts and the Separate Account. The Company has entered into an administrative services agreement with SE2, LLC (“SE2”), 5801 SW 6th Avenue, Topeka, Kansas 66636, whereby SE2 provides certain business process outsourcing services with respect to the Contracts. SE2, may engage other service providers to provide certain administrative functions. SE2 is an affiliate of the Company.
Charges and Deductions

Transaction Expenses
Contingent Deferred Sales Charge  — We also refer to this charge as the surrender charge, sales charge, or withdrawal charge in this Prospectus. The Company does not deduct sales charges from Purchase Payments before crediting them to your Contract Value. However, except as set forth below, the Company may assess a contingent deferred sales charge (which may also be referred to as a “withdrawal charge”) on a full or partial withdrawal, including systematic withdrawals, depending on how long your Purchase Payments have been held under the Contract. Purchase Payments do not include Credit Enhancements for the purpose of calculating the withdrawal charge.
The Company will waive the withdrawal charge on withdrawals to the extent that total withdrawals in a Contract Year, including systematic withdrawals, do not exceed the free withdrawal amount. The free withdrawal amount is equal in the first Contract Year to 10% of Purchase Payments, excluding any Credit Enhancements, made during the year and for any subsequent Contract Year, to 10% of Contract Value as of the first Valuation Date of that Contract Year.
The withdrawal charge applies to the portion of any withdrawal, consisting of Purchase Payments, that exceeds the free withdrawal amount. The withdrawal charge does not apply to withdrawals of earnings. Withdrawals are considered to come first from Purchase Payments in the order they were received and then from earnings. Free withdrawal amounts do not reduce Purchase Payments for the purpose of determining future withdrawal charges. Also, under the Guaranteed Minimum Withdrawal Benefit and Total Protection Riders, withdrawals of up to the Annual Withdrawal Amount are not subject to a withdrawal charge but reduce the free withdrawal amount otherwise available in that Contract Year.
The amount of the charge will depend on how long your Purchase Payments have been held under the Contract. Each Purchase Payment you make is considered to have a certain “age,” depending on the length of time since the Purchase Payment was effective. A Purchase Payment is “age one” in the year beginning on the date the Purchase Payment is received by the Company and increases in age each year thereafter. The withdrawal charge is calculated according to the following schedule:

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Purchase Payment Age (in years)	Withdrawal Charge
1	7%
2	7%*
3	6%
4	5%
5	4%
6	3%
7	2%
8 and over	0%
*If you are a Participant in the Texas Optional Retirement Program, we will instead assess a withdrawal charge of 6.75% in year 2.

The Company will deduct the withdrawal charge from your withdrawal payment, unless you request that the charge be deducted from remaining Contract Value and provided there is sufficient Contract Value available. If we deduct the withdrawal charge form your remaining Contract Value, the withdrawal charge is also subject to a withdrawal charge.
Example of Withdrawal Charge Deducted from Withdrawal Payment and Deducted from Remaining Contract Value . Assume:
(i)	A withdrawal of $20,000 is requested in Contract Year 2
(ii)	The remaining free withdrawal amount in Contract Year 2 is $10,000
If the Owner requests that the withdrawal charge be deducted from the withdrawal payment, the withdrawal charge would be $700, calculated as follows:
(Withdrawal Amount – Remaining Free Withdrawal Amount) x Withdrawal Charge % =
($20,000 - $10,000) x 7% = $700
The $700 withdrawal charge is deducted from the withdrawal payment before the Company sends it to the Owner. The Contract Value decreases by $20,000 and the Owner receives a total payment of $19,300 ($20,000 - $700).
If the Owner requests that the withdrawal charge be deducted from the remaining Contract Value, the withdrawal charge would be $752.69, calculated as follows:
(Withdrawal Amount - Remaining Free Withdrawal Amount)   x      Withdrawal Charge %      =
         1 – Withdrawal Charge %
($20,000 - $10,000) x (7% / (1 - 7%)) =
$10,000 x (7% / 93%) =
$10,000 x 7.5269% = $752.69
The $752.69 withdrawal charge is deducted from the Contract Value. The Contract Value decreases by $20,752.69 ($20,000 + $752.69) and the Owner receives a total payment of $20,000.
In no event will the amount of any withdrawal charge, when added to such charge previously assessed against any amount withdrawn from the Contract, exceed 7% of Purchase Payments paid under the Contract. In addition, no withdrawal charge will be imposed upon: (1) payment of death benefit proceeds; or (2) Annuity Options that provide for payments for life, or a period of at least seven years. The Company will assess the withdrawal charge against the Subaccounts and the Fixed Account in the same proportion as the withdrawal proceeds are allocated.
The withdrawal charge is designed to reimburse the Company for costs and other expenses associated with the promotion and sales of the Contract, such as paying sales commissions to broker-dealers. It is expected that actual expenses will be greater than the amount of the withdrawal charge. To the extent that all sales expenses are

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not recovered from the charge, such expenses may be recovered from other charges, including amounts derived indirectly from the charge for mortality and expense risk.
Premium Tax Charge  — Various states and municipalities impose a tax on premiums on annuity contracts received by insurance companies. Whether or not a premium tax is imposed will depend upon, among other things, the Owner’s state of residence, the Annuitant’s state of residence, and the insurance tax laws and the Company’s status in a particular state. The Company assesses a premium tax charge to reimburse itself for premium taxes that it incurs in connection with a Contract. The Company deducts this charge when due, typically upon the Annuity Start Date or payment of a Purchase Payment. The Company may deduct premium tax upon a full or partial withdrawal (including a systematic withdrawal or withdrawal made to pay the fees of your investment advisor) if a premium tax has been incurred and is not refundable. Currently, in Maine, South Dakota and Wyoming the Company deducts the premium tax from Purchase Payments applied to a non-qualified contract. Those amounts are currently 2.00%, 1.25%, and 1.00%, respectively. Partial withdrawals, including systematic withdrawals, may be subject to a premium tax charge if a premium tax is incurred on the withdrawal by the Company and is not refundable. The Company reserves the right to deduct premium taxes when due or any time thereafter. Premium tax rates currently range from 0% to 3.5%, but are subject to change by a governmental entity.
Deduction of Advisory Fees  — You may enter into a separate investment advisory agreement with an investment adviser that provides asset allocation services in connection with your Contract. We are not affiliated with those investment advisers, and we do not supervise or perform due diligence on investment advisers who may provide such asset allocation services. By entering into an agreement with the investment adviser for asset allocation services and executing the Company's investment adviser authorization form, you authorize the investment adviser to allocate your Contract Value among certain Subaccounts and make changes in your allocations from time to time and you may authorize us to deduct amounts from your Contract Value to pay the investment adviser's fee in the amounts and at the times directed by the investment adviser in writing. You may terminate your investment adviser authorization at any time by sending written and signed notice of termination to our Administrative Office or submitting an electronic notice of termination to AAWF-NF@securitybenefit.com .
We will treat each deduction as a partial withdrawal from your Contract. However, no surrender charges will apply to such deductions, and the deductions will not count toward the annual free withdrawal amount. The Company will deduct the amount of the withdrawal from the Contract Value in the Subaccounts and the Fixed account, according to the Owner’s or authorized investment adviser’s instructions to the Company. If you do not specify the allocation, the Company will deduct the withdrawal in the same proportion that Contract Value is allocated among the Subaccounts and the Fixed Account. The investment advisory fee is paid to the investment adviser and is not a Contract charge retained by us. For Non-Qualified Contracts, all or a portion of the charges deducted from your Contract Value to pay the investment adviser's fees may be subject to federal and state income tax and a 10% federal penalty tax.
The investment advisory fee is described more fully in the disclosure statement provided by the investment adviser. You should consult with your representative for details regarding the investment advisory services, including fees and expenses. A tax-free partial exchange may become taxable if an advisory fee is paid from your Contract Value within 180 days of the partial exchange. Consult your tax adviser for advice concerning tax-free partial exchanges.
Withdrawals from your Contract Value to pay advisory fees will reduce the death benefits and other guaranteed benefits under the Contract, perhaps significantly. See “Death Benefit” for an example of how withdrawals to pay advisory fees impact the Contract Value and standard death benefit.
Administrative Expenses
Account Administration Charge  — The Company deducts an account administration charge of $30.00 from Contract Value at each Contract anniversary. The Company will waive the charge if your Contract Value is $50,000 or more on the date the charge is to be deducted. The Company will deduct a pro rata account administration charge (1) upon a full withdrawal; (2) upon the Annuity Start Date if one of the Annuity Options 1 through 4, 7 or 8 is chosen; and (3) upon payment of a death benefit. This charge is not deducted during the Annuity Period if one of the Annuity Options 1 through 4, 7 or 8 is chosen. The purpose of the charge is to compensate the Company for the expenses associated with administration of the Contract.

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Annual Contact Expenses
Base Contract Expenses
Mortality and Expense Risk Charge  — The Company deducts a charge for mortality and expense risks assumed by the Company under the Contract. The Company deducts a daily minimum charge equal to 0.75% on an annual basis, of each Subaccount’s average daily net assets. If you are subject to mortality and expense risk charge above the minimum charge, the Company deducts the excess amount from your Contract Value on a monthly basis. The mortality and expense risk charge amount is determined each month by reference to the amount of your Contract Value at the time the charge is deducted, as set forth in the table below.
Contract Value	Annual Mortality and Expense Risk Charge
Less than $25,000	0.90%
$25,000 or more	0.75%

During the Annuity Period, the mortality and expense risk charge is as follows:
Annuity Option	Annual Mortality and Expense Risk Charge
Annuity Options 5 & 6	See table immediately above.
Annuity Options 1-4, 7 & 8	1.25%
The expense risk is the risk that the Company’s actual expenses in issuing and administering the Contract and operating the Subaccounts will be more than the charges assessed for such expenses. The mortality risk borne by the Company is the risk that Annuitants, as a group, will live longer than the Company’s actuarial tables predict. In this event, the Company guarantees that annuity payments will not be affected by a change in mortality experience that results in the payment of greater annuity income than assumed under the Annuity Options in the Contract. The Company also assumes a mortality risk in connection with the death benefit under the Contract (i.e., for deaths occurring sooner than the Company’s actuarial tables predict).
The Company may ultimately realize a profit from this charge to the extent it is not needed to cover mortality and administrative expenses, but the Company may realize a loss to the extent the charge is not sufficient. The Company may use any profit derived from this charge for any lawful purpose, including distribution expenses. See “Determination of Contract Value” for more information about how the Company deducts the mortality and expense risk charge.
Administration Charge  — The Company deducts a daily administration charge equal to an annual rate of 0.15% of each Subaccount’s average daily net assets. The purpose of this charge is to compensate the Company for the expenses associated with administration of the Contract and operation of the Subaccounts.
Loan Interest Charge  — The Company charges an effective annual interest rate on a loan that will never be greater than an amount equal to 5.75% plus the total charges for riders you have selected. The Company also will credit the amount in the Loan Account with an effective annual interest rate equal to 3.0%. The net cost of a loan is the interest rate charged by the Company less the interest rate credited.
Other Charges  — The Company may charge the Separate Account or the Subaccounts for the federal, state, or local taxes incurred by the Company that are attributable to the Separate Account or the Subaccounts, or to the operations of the Company with respect to the Contract, or that are attributable to payment of premiums or acquisition costs under the Contract. No such charge is currently assessed. See “Tax Status of the Company and the Separate Account” and “Charge for the Company’s Taxes.”
Variations in Charges  — The Company may reduce or waive the amount of the contingent deferred sales charge and certain other charges for a Contract where the expenses associated with the sale of the Contract or the administrative and maintenance costs associated with the Contract are reduced for reasons such as the amount of

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the initial Purchase Payment or projected Purchase Payments or the Contract is sold in connection with a group or sponsored arrangement.
Optional Rider Charges
In addition to the charges and deductions discussed above, charges are imposed under certain optional riders. The Company makes each rider available only at issue.
The Company deducts a monthly charge from Contract Value for any riders elected by the Owner. The Company will deduct the monthly rider charge from Contract Value beginning on the Contract Date and ending on the Annuity Start Date if you elect one of Annuity Options 1 through 4, 7 or 8. If you elect Annuity Option 5 or 6, the Company will deduct the monthly rider charge for the life of the Contract if you purchase one of the Waiver of Withdrawal Charge Riders or the 0-Year or 4-Year Alternate Withdrawal Charge Rider. Thus the Company may deduct certain rider charges during periods where no benefits are provided or payable. The charge for the Extra Credit Rider, however, is deducted only during the seven-year period beginning on the Contract Date. The amount of each rider charge is equal to a percentage, on an annual basis, of your Contract Value. Each rider and its charge are listed below. Total rider charges cannot exceed 1.55% of Contract Value for riders elected prior to February 1, 2010 (1.00% of Contract Value if you select a 0‑Year Alternate Withdrawal Charge Rider).
Teacher Retirement System of Texas – Limits on Optional Riders  — If you: (1) purchased the Contract as a tax-sheltered annuity through a salary reduction arrangement; (2) an employee of a school district or an open-enrollment charter school; and (3) a member of the Teacher Retirement System of Texas, only the following riders were available for purchase:
•	Annual Stepped Up Death Benefit

•	Waiver of Withdrawal Charge.

Optional Rider Expenses (as a percentage of Contract Value) [1]
	Annual Rider Charge
	Current	Maximum
Riders Previously Available for Purchase With The Contract
4% Extra Credit Rider [2]	0.55%
Annual Stepped Up Death Benefit Rider	0.20%
Waiver of Withdrawal Charge Rider	0.05%
Waiver of Withdrawal Charge – 15 Years or Disability Rider	0.05%
Alternate Withdrawal Charge Rider (0-Year)*	0.70%
Alternate Withdrawal Charge Rider (4-Year) [3] *	0.55%
Riders Available For Purchase Only Prior To February 1, 2010
3% Guaranteed Minimum Income Benefit Rider	0.15%
5% Guaranteed Minimum Income Benefit Rider	0.30%
3% Guaranteed Growth Death Benefit Rider	0.10%
5% Guaranteed Growth Death Benefit Rider	0.20%
6% Guaranteed Growth Death Benefit Rider [4]	0.25%
7% Guaranteed Growth Death Benefit Rider [4]	0.30%
Combined Annual Stepped Up Death Benefit Rider and Guaranteed Growth Death Benefit Rider	0.25%
Enhanced Death Benefit Rider	0.25%

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Optional Rider Expenses (as a percentage of Contract Value)[1]
Annual Rider Charge
Current	Maximum
Combined Enhanced Death Benefit Rider and Annual Stepped Up Death Benefit Rider	0.35%
Combined Enhanced Death Benefit Rider and Guaranteed Growth Death Benefit Rider	0.35%
Combined Enhanced Death Benefit Rider, Annual Stepped Up Death Benefit Rider, and Guaranteed Growth Death Benefit Rider	0.40%
Guaranteed Minimum Withdrawal Benefit Rider [6]	0.45%	1.10%
Total Protection Rider [7]	0.85%	1.45%
3% Extra Credit Rider [2]	0.40%
5% Extra Credit Rider [2]	0.70%
Waiver of Withdrawal Charge Rider—10 Years or Disability*	0.10%
Waiver of Withdrawal Charge Rider—Hardship*	0.15%
Waiver of Withdrawal Charge Rider—5 Years and Age 59½*	0.20%
*     Charges for these riders will continue after the Annuity Start Date if you select Annuity Option 5 or 6.
1    If you purchase any optional riders, the charge will be calculated as a percentage of Contract Value and deducted from your Contract Value.
2   The Company will deduct the charge for this rider during the seven-year period beginning on the Contract Date.
3   If the 4-Year Alternate Withdrawal Charge Rider was not approved in a state, then a 3-Year Alternate Withdrawal Charge Rider was available for a charge of 0.40%. See “Alternate Withdrawal Charge.”
4    Not available to Texas residents.
5    The Company may increase the rider charge for the Guaranteed Minimum Withdrawal Benefit Rider only if you elect a reset; the Company guarantees the rider charge upon reset will not exceed 1.10% on an annual basis. Please see the discussion under “Guaranteed Minimum Withdrawal Benefit” in Appendix B – Riders Available Only Prior to February 1, 2010. The current charge for such rider is used in calculating the maximum rider charge of 1.55% (1.00% if you select a 0-Year Alternate Withdrawal Charge Rider).
6    The Company may increase the rider charge for the Total Protection Rider only if you elect a reset; the Company guarantees the rider charge upon reset will not exceed 1.45% on an annual basis. Please see the discussion under “Total Protection” in Appendix B – Riders Available Only Prior to February 1, 2010. The current charge for such rider is used in calculating the maximum rider charge of 1.55% (1.00% if you select a 0-Year Alternate Withdrawal Charge Rider).

Underlying Fund Expenses  — Each Subaccount of the Separate Account purchases shares at the net asset value of the corresponding Underlying Fund. Each Underlying Fund’s net asset value reflects the investment advisory fee and other expenses that are deducted from the assets of the Underlying Fund. These fees and expenses are not deducted from the Subaccounts, but are paid from the assets of the corresponding Underlying Fund. As a result, the Owner indirectly bears a pro rata portion of such fees and expenses. The advisory fees and other expenses, if any, which are more fully described in each Underlying Fund’s prospectus, are not specified or fixed under the terms of the Contract, and may vary from year to year. Thus, charges are deducted from, and expenses are paid out of, the assets of the Underlying Funds that are described in the prospectuses for those Underlying Funds.
Payment of Compensation  — The Company pays commissions to SDL and to Selling Broker-Dealers in connection with the promotion and sale of the Contract according to one or more schedules. Commissions and other incentives or payments (discussed below) are not charged directly to Owners or the Separate Account. The Company uses its corporate assets to pay commissions and other costs of distributing the Contract. The Company intends to recoup commissions and other sales expenses through fees and charges deducted under the Contract (including any profit from the mortality and expense risk charge and administration charge or other fees and charges imposed under the Contract) or from its General Account.

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The Contract

General — The Company issues the Contract offered by this Prospectus. The Contract is a flexible purchase payment deferred variable annuity. To the extent that you allocate all or a portion of your Purchase Payments to the Subaccounts, the Contract is significantly different from a fixed annuity contract in that it is the Owner under a Contract who assumes the risk of investment gain or loss rather than the Company. When you are ready to begin receiving annuity payments, the Contract provides several Annuity Options under which the Company will pay periodic annuity payments on a variable basis, a fixed basis or both, beginning on the Annuity Start Date. The amount that will be available for annuity payments will depend on the investment performance of the Subaccounts to which you have allocated Purchase Payments and the amount of interest credited on Contract Value that you have allocated to the Fixed Account.
The Contract is available to an individual in connection with certain tax qualified retirement plans that meet the requirements of Section 403(b), 408 or 408A of the Internal Revenue Code (“Qualified Plan”).Certain federal tax advantages are currently available to retirement plans that qualify as annuity purchase plans of public school systems and certain tax-exempt organizations under Section 403(b). If you are purchasing the Contract as an investment vehicle for a section 403(b), 408 or 408A Qualified Plan, you should consider that the Contract does not provide any additional tax advantage beyond that already available through the Qualified Plan. However, the Contract does offer features and benefits in addition to providing tax deferral that other investments may not offer, including death benefit protection for your beneficiaries and annuity options which guarantee income for life. You should consult with your financial professional as to whether the overall benefits and costs of the Contract are appropriate considering your circumstances.
Note that for Contracts issued to Massachusetts residents on or after January 1, 2009, a unisex Massachusetts-approved Contract was issued without regard to where the application was signed.
Assets in the Separate Account. Your Contract permits you to allocate Purchase Payments and Contract Value to various Subaccounts. You bear all of the investment risk for allocations to the Subaccounts. Your Contract Value in the Subaccounts is part of the assets of the Separate Account. These assets are segregated and cannot be charged with liabilities arising from any other business that we may conduct.
Assets in the General Account. The Contract may permit you to allocate Purchase Payments and Contract Value to the Fixed Account. Amounts allocated to the Fixed Account, plus any guarantees under the Contract that exceed your Contract Value (such as those associated with the guaranteed death benefit and any enhanced death benefits provided by rider, a guaranteed minimum withdrawal benefit rider, or a guaranteed minimum income benefit rider), are paid from our General Account. We issue other types of insurance policies and financial products as well, and we pay our obligations under these products from our assets in the General Account.
Any amounts that we are obligated to pay under the Contract from the General Account are subject to our financial strength and claims-paying ability. An insurance company’s financial strength and claims-paying ability may be affected by, among other factors, adverse market developments. Adverse market developments may result in, among other things, realized losses on General Account investments, unrealized losses on such investments (which may or may not result in accounting impairments), increased reserve requirements, and a reduction of capital both absolutely and relative to minimum, regulatory required capital (some of which are cash items and some of which are non-cash items). Adverse market developments are an inherent risk to our, and any insurer’s, General Account.
Information About Your Benefits Under the Contract  — The benefits under the Contract are paid by us from our General Account assets and/or your Contract Value held in the Separate Account. It is important that you understand that payment of benefits from the Separate Account is not guaranteed and depends upon certain factors discussed below.
Application for a Contract — Purchase of a Contract required submission of an application and an initial Purchase Payment to the Company, as well as any other form or information that the Company required . The Company reserves the right to reject a Purchase Payment for any reason, subject to the Company’s underwriting standards and guidelines and any applicable state or federal law relating to nondiscrimination.
Purchase Payments  — The minimum initial Purchase Payment for the purchase of a Contract was $1,000, or a combination of a smaller initial Purchase Payment that, together with payments under an Automatic Investment

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Program, results in total Purchase Payments by the end of the Contract Year of at least $1,000. Thereafter, you may choose the amount and frequency of Purchase Payments, except that the minimum subsequent Purchase Payment is $25. The minimum subsequent Purchase Payment if you elect an Automatic Investment Program is $25. The Company may reduce the minimum Purchase Payment requirement under certain circumstances. The Company will not accept without prior Company approval aggregate Purchase Payments in an amount that exceeds $1,000,000 under any variable annuity contract(s) issued by the Company for which you are an Owner and/or Joint Owner.
The Company applied the initial Purchase Payment not later than the end of the second Valuation Date after the Valuation Date it was received by the Company at its Administrative Office in good order. In this regard “good order” means that the Purchase Payment is preceded or accompanied by an application that contains sufficient information to establish an account and properly credit such Purchase Payment. If you submitted your application and/or initial Purchase Payment to your registered representative, the Company did not begin processing the application and the initial Purchase Payment until the Company received them from your representative’s broker-dealer.
Sometimes the Purchase Payment was not preceded by or accompanied by a complete application. The application includes your affirmative consent permitting the Company to hold your initial Purchase Payment beyond five Valuation Dates in its effort to complete your application. If your application is incomplete, and the Company is unable to resolve the problem within five Valuation Dates, the Company will notify you of the reasons for the delay. If you affirmatively revoke the consent given with your application to hold your initial Purchase Payment pending resolution of the problem, we will return your Purchase Payment. Otherwise, the Purchase Payment will be applied not later than the second Valuation Date after the Valuation Date the problem is resolved.
The Company will credit subsequent Purchase Payments as of the end of the Valuation Period in which they are received by the Company at its Administrative Office; however, subsequent Purchase Payments received at or after the close of a Valuation Date (normally 3:00 p.m. Central time) will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Cut-Off Times.” In addition, any such Purchase Payment will not be processed until it is in good order. In this regard, “good order” means that the Purchase Payment is preceded or accompanied by sufficient information to properly credit such Purchase Payment. Purchase Payments after the initial Purchase Payment may be made at any time prior to the Annuity Start Date, so long as the Owner is living. Subsequent Purchase Payments under a Qualified Plan may be limited by the terms of the plan and provisions of the Internal Revenue Code. Subsequent Purchase Payments may be paid under an Automatic Investment Program. The initial Purchase Payment required must be paid before the Company will accept the Automatic Investment Program. If you submit a subsequent Purchase Payment to your registered representative, the Company will not begin processing the Purchase Payment until the Company receives it from your representative’s broker-dealer.
If mandated under applicable law, the Company may be required to reject a Purchase Payment. The Company also may be required to provide additional information about an Owner’s account to government regulators. In addition, the Company may be required to block an Owner’s account and thereby refuse to pay any request for transfers, full or partial withdrawals (including systematic withdrawals), or death benefits until instructions are received from the appropriate regulator.
Allocation of Purchase Payments  — In an application for a Contract, you select the Subaccounts or the Fixed Account to which Purchase Payments will be allocated. Purchase Payments will be allocated according to your instructions contained in the application or more recent instructions received, if any, except that no Purchase Payment allocation is permitted that would result in less than $25.00 per payment being allocated to any one Subaccount or the Fixed Account. The allocations must be a whole dollar amount or a whole percentage. Available allocation alternatives include the Subaccounts and the Fixed Account, provided that the Fixed Account is available under your Contract.
You may change the Purchase Payment allocation instructions by submitting a proper written request to the Company’s Administrative Office. A proper change in allocation instructions will be effective upon receipt by the Company at its Administrative Office and will continue in effect until you submit a change in instructions to the Company. You may make changes in your Purchase Payment allocation and changes to an existing Dollar Cost Averaging or Asset Reallocation Option (each, an “Automatic Allocation Program”) by telephone provided the proper form is completed, signed and received at the Company’s Administrative Office. Changes in the allocation of future Purchase Payments have no effect on existing Contract Value. You may, however, transfer Contract Value among the Subaccounts and the Fixed Account in the manner described in “Transfers of Contract Value.”

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Fund Liquidations. If your allocation instructions include a Subaccount that has become no longer available due to a fund liquidation, upon advance notice to you and unless you otherwise instruct us, we will allocate the applicable portion of any subsequent Purchase Payments to the Invesco V.I. Government Money Market Subaccount, and any automatic allocation instructions for scheduled transfers that include a Subaccount that is no longer available due to a fund liquidation will be terminated. If you wish to set up a new Dollar Cost Averaging Option or Asset Reallocation Option (without the Subaccount that is no longer available due to fund liquidation), you will need to submit a new form to us. If you request a transfer of Contract Value to a Subaccount that is no longer available due to a fund liquidation, we will consider your request to not be in good order, and we will not process it. In such cases, we will contact you for further instructions.
Closed Subaccounts. We reserve the right to close Subaccounts. If we close a Subaccount (a “Closed Subaccount”), you may be prevented from allocating Purchase Payments or Contract Value to that Subaccount. The table below lists the Closed Subaccounts as of the date of this Prospectus, and the effective date on which the Subaccounts were closed.
Closed Subaccounts	Effective Date
Fidelity ® Advisor Stock Selector Mid Cap [1]	July 31, 2004
Fidelity ® Advisor International Capital Appreciation	December 31, 2004
PGIM Jennison Small Company [1]	November 23, 2007
Invesco Small Cap Growth	July 8, 2011
PGIM QMA Small-Cap Value	April 29, 2016
1 Available only to Contracts purchased prior to Effective Date

In the event that we receive a request on or after the effective date to allocate to any of the Closed Subaccounts, we will handle those transactions as follows:
New Applications. If we received an application for a Contract with an allocation to any of the Closed Subaccounts, we considered the application to be incomplete and we attempted to contact the applicant to get revised instructions. The Company held the Purchase Payment in its General Account and took up to five Valuation Dates to resolve the problem. If the Company is unable to resolve the problem within the five Valuation Dates, the Company notified the applicant of the reasons for the delay. If the applicant affirmatively revoked the consent given with their application to hold the initial Purchase Payment pending resolution of the problem, we returned the applicant’s Purchase Payment. Otherwise, the Purchase Payment was applied not later than the second Valuation Date after the Valuation Date the problem is resolved.
Existing Contracts. If we receive a Purchase Payment for an existing Contract with an allocation to a Closed Subaccount, we will allocate the applicable portion of the payment to the Invesco V.I. Government Money Market Subaccount. If you have automatic allocation instructions designating allocation to a Closed Subaccount pursuant to an Automatic Allocation Program as of the date that a Subaccount is closed, your automatic allocation instructions will be terminated as of the close of business on that date. If you wish to set up a new Dollar Cost Averaging Option or Asset Reallocation Option (without the Closed Subaccount), you will need to submit a new form to our Administrative Office. If you request a transfer of Contract Value to a Closed Subaccount, we will consider your request to not be in good order, and we will not process it. In such cases, we will contact you for further instructions.
Dollar Cost Averaging Option  — For no additional charge prior to the Annuity Start Date, you may dollar cost average your Contract Value by authorizing the Company to make periodic transfers of Contract Value from any one Subaccount to one or more of the other Subaccounts. Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities gets averaged over time and possibly over various market cycles. The option will result in the transfer of Contract Value from one Subaccount to one or more of the other Subaccounts. Amounts transferred under this option will be credited at the price of the Subaccount as of the end of the Valuation Dates on which the transfers are effected. Since the price of a Subaccount’s Accumulation Units will vary, the amounts transferred to a Subaccount will result in the crediting of a greater number of units when the price is low and a lesser number of units when the price is high. Similarly, the amounts transferred from a Subaccount will result in a debiting of a greater

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number of units when the price is low and a lesser number of units when the price is high. Dollar cost averaging does not guarantee profits, nor does it assure that you will not have losses.
An Asset Reallocation/Dollar Cost Averaging form is available upon request. On the form, you must designate whether Contract Value is to be transferred on the basis of a specific dollar amount, a fixed period or earnings only, the Subaccount or Subaccounts to and from which the transfers will be made, the desired frequency of the transfers, which may be on a monthly or quarterly basis, and the length of time during which the transfers shall continue or the total amount to be transferred over time. The minimum amount that may be transferred to any one Subaccount is $25.00. The Company does not require that transfers be continued over any minimum period of time, although typically dollar cost averaging would extend over a period of at least one year.
After the Company has received an Asset Reallocation/Dollar Cost Averaging request in proper form at its Administrative Office, the Company will transfer Contract Value in the amounts you designate from the Subaccount from which transfers are to be made to the Subaccount or Subaccounts you have chosen. The Company will effect each transfer on the date you specify or if no date is specified, on the monthly or quarterly anniversary, whichever corresponds to the period selected, of the date of receipt at the Administrative Office of an Asset Reallocation/Dollar Cost Averaging request in proper form. Transfers will be made until the total amount elected has been transferred, or until Contract Value in the Subaccount from which transfers are made has been depleted. Amounts periodically transferred under this option are not included in the 14 transfers per Contract Year that generally are allowed as discussed under “Transfers of Contract Value.”
You may make changes to the option by writing to the Company’s Administrative Office or by telephone provided the proper form is completed, signed, and received at the Company’s Administrative Office. You may instruct the Company at any time to terminate the option by written request to the Company’s Administrative Office. In that event, the Contract Value in the Subaccount from which transfers were being made that has not been transferred will remain in that Subaccount unless you instruct us otherwise. If you wish to continue transferring on a dollar cost averaging basis after the expiration of the applicable period, the total amount elected has been transferred, or the Subaccount has been depleted, or after the Dollar Cost Averaging Option has been canceled, a new Asset Reallocation/Dollar Cost Averaging form must be completed and sent to the Administrative Office. The Company requires that you wait at least a month (or a quarter if transfers were made on a quarterly basis) before reinstating Dollar Cost Averaging after it has been terminated for any reason. The Company may discontinue, modify, or suspend the Dollar Cost Averaging Option at any time. The Company does not currently charge a fee for this option. If you elect the Dollar Cost Averaging Option, you also may elect the Asset Reallocation Option.
If the Fixed Account is available under your Contract, you may also dollar cost average Contract Value to or from the Fixed Account, subject to certain restrictions described under “The Fixed Account.”
Asset Reallocation Option  — For no additional charge, prior to the Annuity Start Date, you may authorize the Company to automatically transfer Contract Value on a quarterly, semiannual or annual basis to maintain a particular percentage allocation among the Subaccounts. The Contract Value allocated to each Subaccount will grow or decline in value at different rates during the selected period, and Asset Reallocation automatically reallocates the Contract Value in the Subaccounts to the allocation you selected on a quarterly, semiannual or annual basis, as you select. Asset Reallocation is intended to transfer Contract Value from those Subaccounts that have increased in value to those Subaccounts that have declined in value. Over time, this method of investing may help you buy low and sell high. This investment method does not guarantee profits, nor does it assure that you will not have losses.
To elect this option an Asset Reallocation/Dollar Cost Averaging request in proper form must be received by the Company at its Administrative Office. An Asset Reallocation/Dollar Cost Averaging form is available upon request. On the form, you must indicate the applicable Subaccounts, the applicable time period and the percentage of Contract Value to be allocated to each Subaccount.
Upon receipt of the Asset Reallocation/Dollar Cost Averaging form, the Company will effect a transfer among the Subaccounts based upon the percentages that you selected. Thereafter, the Company will transfer Contract Value to maintain that allocation on each quarterly, semiannual or annual anniversary, as applicable, of the date of the Company’s receipt of the Asset Reallocation/ Dollar Cost Averaging request in proper form. The amounts transferred will be credited at the price of the Subaccount as of the end of the Valuation Date on which the transfer is effected. Amounts periodically transferred under this option are not included in the 14 transfers per Contract Year that generally are allowed as discussed under “Transfers of Contract Value.”

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You may make changes to the option by writing to the Company’s Administrative Office or by telephone provided the proper form is completed, signed, and received at the Company’s Administrative Office. You may instruct the Company at any time to terminate this option by written request to the Company’s Administrative Office. In that event, the Contract Value in the Subaccounts that has not been transferred will remain in those Subaccounts regardless of the percentage allocation unless you instruct us otherwise. If you wish to continue Asset Reallocation after it has been canceled, a new Asset Reallocation/ Dollar Cost Averaging form must be completed and sent to the Company’s Administrative Office. The Company may discontinue, modify, or suspend, and reserves the right to charge a fee for the Asset Reallocation Option at any time. The Company does not currently charge a fee for this option. If you elect the Asset Reallocation Option, you also may elect the Dollar Cost Averaging Option.
Contract Value allocated to the Fixed Account may be included in the Asset Reallocation Option, subject to certain restrictions described in “Transfers and Withdrawals from the Fixed Account.”
Transfers of Contract Value  — You may transfer Contract Value among the Subaccounts upon proper written request to the Company’s Administrative Office both before and after the Annuity Start Date. You may make transfers (other than transfers pursuant to the Dollar Cost Averaging and Asset Reallocation Options) by telephone if the Electronic Transfer Privilege section of the application or the proper form has been completed, signed and received at the Company’s Administrative Office. The minimum transfer amount is $25, or the amount remaining in a given Subaccount. The minimum transfer amount does not apply to transfers under the Dollar Cost Averaging or Asset Reallocation Options.
The Company generally effects transfers between or from the Subaccounts at their respective Accumulation Unit values as of the close of the Valuation Period during which the transfer request is received; however, transfer requests received at or after the close of a Valuation Date (normally 3:00 p.m. Central time) will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Cut-Off Times.” In addition, a transfer request will not be processed until it is in good order. In this regard, “good order” means that the transfer request is preceded or accompanied by sufficient information to properly execute the transfer.
You may also transfer Contract Value to the Fixed Account, provided that the Fixed Account is available under your Contract. Transfers from the Fixed Account to the Subaccounts are restricted as described in “The Fixed Account.”
The Company reserves the right to limit the number of transfers to 14 in a Contract Year, although the Company does not limit the frequency of transfers with regard to the Invesco V.I. Government Money Market Subaccount. In addition, transfers are subject to the frequent trading restrictions described below. The Company will limit your transfers if we determine that you are engaging in a pattern of transfers that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners and Participants with Contract Value allocated to the applicable Subaccount(s) and we believe that suspension of your electronic transfer privileges, as described below, does not adequately address your transfer activity. The Company does not assess a transfer fee on transfers.
Frequent Transfer Restrictions. The Contract is not designed for organizations or individuals engaging in a market timing strategy, or making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of an Underlying Fund. These kinds of strategies and transfer activities may disrupt portfolio management of the Underlying Funds in which the Subaccounts invest (such as requiring an Underlying Fund to maintain a high level of cash or causing an Underlying Fund to liquidate investments prematurely to pay withdrawals), hurt Underlying Fund performance, and drive Underlying Fund expenses (such as brokerage and administrative expenses) higher, which are reflected in Underlying Fund Performance. In addition, because other insurance companies and/or retirement plans may invest in the Underlying Funds, the risk exists that the Underlying Funds may suffer harm from programmed, frequent, or large transfers among subaccounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants. These risks and costs are borne by all shareholders of an affected Underlying Fund, Owners and Participants with Contract Value allocated to the corresponding Subaccount (as well as their Designated Beneficiaries and Annuitants) and long-term investors who do not generate these costs.
The Company has in place policies and procedures designed to restrict transfers if we determine that you are engaging in a pattern of transfers that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners and Participants with Contract Value allocated to the applicable Subaccount (regardless of the number of previous transfers the Owner or Participant has made during the Contract Year). In making this determination, we

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monitor transfers among the Subaccounts and the Fixed Account and consider, among other things, the following factors:
•	the total dollar amount being transferred;

•	the number of transfers you made within a period of time;

•	transfers to and from (or from and to) the same Subaccount;

•	whether your transfers appear to follow a pattern designed to take advantage of short-term market fluctuations; and

•	whether your transfers appear to be part of a group of transfers made by a third party on behalf of the individual Owners in the group.

There is a risk that some Owners may engage in transfer activity in a manner that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners and Participants, which may have a negative impact on such other Owners and Participants. If the Company determines that your transfer patterns among the Subaccounts and the Fixed Account are disruptive to the Underlying Funds or potentially disadvantageous to Owners and Participants, the Company may send you a letter notifying you that it is prohibiting you from making telephone transfers or other electronic transfers and instead requiring that you submit transfer requests in writing via regular U.S. mail for a disclosed period that begins on the date of the letter.
In addition, if you make a transfer from any of the Subaccounts listed below, then you may not make a transfer to that same Subaccount for a period of calendar days equal to the amount listed in the table below in the column titled “Transfer Block Restriction.” The Transfer Block Restriction applies only on Subaccount transfer amounts greater than $5,000 with the exception of the T. Rowe Price Subaccounts, which have no dollar threshold. The calendar day after the date of the transfer out of the particular Subaccount is considered day 1 for the purpose of computing the period before a transfer to the same Subaccount may be made. For example, if you transferred money out of the Guggenheim SMid Cap Value Subaccount on April 16, the 30 day restriction begins on April 17 and ended on May 16, which means you could transfer back into the Guggenheim SMid Cap Value Subaccount on May 17. This restriction does not apply to transfers made pursuant to the Dollar Cost Averaging and Asset Reallocation Options.
Subaccount	Transfer Block Restriction (# of Calendar Days)
American Century Equity Income, American Century Heritage, American Century International Growth, American Century Select, American Century Strategic Allocation: Aggressive, American Century Strategic Allocation: Conservative, American Century Strategic Allocation: Moderate
30 days
AMG Managers River Road Mid Cap Value	30 days
Ariel ®	60 days
BNY Mellon Appreciation, BNY Mellon Opportunistic Midcap Value, BNY Mellon Dynamic Value	60 days
Calamos ® Growth, Calamos ® Growth and Income, Calamos ® High Income Opportunities	30 days
Federated Hermes Corporate Bond	30 days
Fidelity ® Advisor Dividend Growth, Fidelity ® Advisor Real Estate, Fidelity ® Advisor Stock Selector Mid Cap [1] , Fidelity ® Advisor Value Strategies	60 days
Goldman Sachs Emerging Markets Equity, Goldman Sachs Government Income	30 days

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Subaccount	Transfer Block Restriction (# of Calendar Days)
Guggenheim Alpha Opportunity, Guggenheim Core  Bond Guggenheim High Yield, Guggenheim Large Cap Value, Guggenheim SMid Cap Value, Guggenheim StylePlus Large Core, Guggenheim StylePlus Mid Growth, , Guggenheim World Equity Income
30 days
Invesco American Franchise, Invesco Comstock, Invesco Equity and Income, Invesco Discovery Mid Cap Growth, Invesco Main Street Mid Cap, Invesco Technology, Invesco Value Opportunities	30 days
Invesco V.I. Government Money Market	Unlimited
Janus Henderson Overseas	30 days
Janus Henderson U.S. Managed Volatility	90 days
Neuberger Berman Core Bond, Neuberger Berman Large Cap Value, Neuberger Berman Sustainable Equity	30 days
PGIM Jennison 20/20 Focus, PGIM Small Company [2]	30 days
PIMCO International Bond (U.S. Dollar-Hedged), PIMCO High Yield	30 days
Royce Opportunity, Royce Small-Cap Value	30 days
T. Rowe Price Capital Appreciation, T. Rowe Price Growth Stock	30 days
Victory RS Science and Technology, Victory RS Value	30 days
Wells Fargo Growth, Wells Fargo Large Cap Core, Wells Fargo Opportunity, Wells Fargo Small Company Value	30 days
1   You may transfer Contract Value to the Fidelity ® Advisor Stock Selector Mid Cap Subaccount only if you purchased your Contract prior to July 31, 2004.
2   You may transfer Contract Value to the PGIM Jennison Small Company Subaccount only if you purchased your Contract prior to November 23, 2007.

In addition to the Company’s own frequent transfer procedures, the Underlying Funds may have adopted their own policies and procedures with respect to frequent transfer of their respective shares, and the Company reserves the right to enforce these policies and procedures. The prospectuses for the Underlying Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures the Company has adopted. In particular, some of the Underlying Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from the Company if, in the judgment of the Underlying Fund’s manager, the Underlying Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected.
  You should be aware that the Company currently may not have the contractual obligation or the operational capacity to apply the Underlying Funds’ frequent transfer policies and procedures. However, under SEC rules, the Company is required to: (1) enter into a written agreement with each Underlying Fund or its principal underwriter that obligates the Company to provide to the Underlying Fund promptly upon request certain information about the trading activity of individual Owners, and (2) execute instructions from the Underlying Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the frequent transfer policies established by the Underlying Fund.
Managers of the Underlying Funds may contact the Company if they believe or suspect that there is market timing or other potentially harmful trading, and, if so, the Company will take appropriate action to protect others. In particular, the Company may, and the Company reserves the right to, reverse a potentially harmful transfer. If the Company reverses a potentially harmful transfer, it will effect such reversal not later than the close of business on the second Valuation Date following the Valuation Date in which the original transfer was effected, and, the Company will inform the Owner in writing at his or her address of record.

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To the extent permitted by applicable law, the Company also reserves the right to reject a transfer request at any time that the Company is unable to purchase or redeem shares of any of the Underlying Funds because of any refusal or restriction on purchases or redemptions of their shares as a result of the Underlying Fund’s policies and procedures on market timing activities or other potentially abusive transfers. The Company also reserves the right to implement, administer, and collect redemption fees imposed by one or more of the Underlying Funds in the future. You should read the prospectuses of the Underlying Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.
In its sole discretion, the Company may revise its market timing procedures at any time without prior notice as the Company deems necessary or appropriate to better detect and deter programmed, frequent, or large transfers that may adversely affect other Owners, Participants, or Underlying Fund shareholders, to comply with state or federal regulatory requirements, or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Company may change its parameters to monitor for factors other than transfer block restrictions. For purposes of applying the parameters used to detect potential market timing and other potentially harmful activity, the Company may aggregate transfers made in two or more Contracts that it believes are connected (for example, two Contracts with the same Owner, or owned by spouses, or owned by different partnerships or corporations that are under common control, etc.).
The Company does not include transfers made pursuant to Dollar Cost Averaging and Asset Reallocation Options in these limitations. The Company may vary its market timing procedures from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others. The Company may not always apply these detection methods to Subaccounts investing in Underlying Funds that, in its judgment, would not be particularly attractive to market timers or otherwise susceptible to harm by frequent transfers.
Contract owners seeking to engage in programmed, frequent, or large transfer activity may deploy a variety of strategies to avoid detection. The Company’s ability to detect and deter such transfer activity is limited by operational systems and technological limitations. In addition, the terms of the Contract may also limit the Company’s ability to restrict or deter harmful transfers. Furthermore, the identification of Owners determined to be engaged in transfer activity that may adversely affect other Owners, Participants, or Underlying Fund shareholders involves judgments that are inherently subjective. Accordingly, despite its best efforts, the Company cannot guarantee that its market timing procedures will detect every potential market timer, but the Company applies its market timing procedures consistently to all Owners without special arrangement, waiver, or exception , aside from allocations to the Invesco V.I. Government Money Market Subaccount, which does not limit or restrict transfers. Because other insurance companies and/or retirement plans may invest in the Underlying Funds, the Company cannot guarantee that the Underlying Funds will not suffer harm from programmed, frequent, or large transfers among subaccounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.
The Company does not limit or restrict transfers to or from the Invesco V.I. Government Money Market Subaccount. As stated above, market timing and frequent transfer activities may disrupt portfolio management of the Underlying Funds, hurt Underlying Fund performance, and drive Underlying Fund expenses higher which are reflected in Underlying Fund Performance.
The Company does not reserve the unfettered right to prohibit transfers, so it cannot guarantee that it can restrict or deter all harmful transfer activity. Owners bear the risks associated with such activity, including potential disruption of portfolio management of the Underlying Funds and potentially lower Underlying Fund performance and higher Underlying Fund expenses. In addition, there is a risk that the Company will not detect harmful transfer activity on the part of some Owners and, as a result, the Company will inadvertently treat those Owners differently than Owners it does not permit to engage in harmful transfer activity. Moreover, due to the Company’s operational and technological limitations, as well as possible variations in the market timing policies of other insurance companies and/or retirement plans that may also invest in the Underlying Funds, some Owners may be treated differently than others. Consequently, there is a risk that some Owners may be able to engage in market timing while others suffer the adverse effects of such trading activities.
Contract Value  — The Contract Value is the sum of the amounts under the Contract held in each Subaccount and the Fixed Account as well as any amount set aside in the Loan Account to secure loans as of any Valuation Date.
On each Valuation Date, the amount of Contract Value allocated to any particular Subaccount will be adjusted to reflect the investment experience of that Subaccount. See “Determination of Contract Value.” Contract Value

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allocated to the Subaccounts is not guaranteed by the Company. You bear the entire investment risk relating to the investment performance of Contract Value allocated to the Subaccounts.
Determination of Contract Value  — Your Contract Value will vary depending upon several factors, including
•	Investment performance of the Subaccounts to which you have allocated Contract Value,

•	Interest credited to the Fixed Account,

•	Payment of Purchase Payments,

•	The amount of any outstanding Contract Debt,

•	Full and partial withdrawals (including systematic withdrawals and withdrawals to pay advisory fees), and

•	Charges assessed in connection with the Contract, including charges for any optional riders selected.

The amounts allocated to the Subaccounts will be invested in shares of the corresponding Underlying Funds. The investment performance of a Subaccount will reflect increases or decreases in the net asset value per share of the corresponding Underlying Fund and any dividends or distributions declared by the Underlying Fund. Any dividends or distributions from any Underlying Fund will be automatically reinvested in shares of the same Underlying Fund, unless the Company, on behalf of the Separate Account, elects otherwise.
Assets in the Subaccounts are divided into Accumulation Units, which are accounting units of measure used to calculate the value of an Owner’s interest in a Subaccount. When you allocate Purchase Payments to a Subaccount, your Contract is credited with Accumulation Units. The number of Accumulation Units to be credited is determined by dividing the dollar amount, including any Credit Enhancements, allocated to the particular Subaccount by the price for the Subaccount’s Accumulation Units as of the end of the Valuation Period in which the Purchase Payment is credited.
In addition, other transactions such as loans, full or partial withdrawals (including systematic withdrawals and withdrawals to pay advisory fees), transfers, and assessment of certain charges against the Contract affect the number of Accumulation Units attributable to a Contract. The number of units credited or debited in connection with any such transaction is determined by dividing the dollar amount of such transaction by the price of the Accumulation Unit of the affected Subaccount next determined after receipt of the transaction (subject to any applicable requirements that the transactions be in good order, as described herein). The price of each Subaccount is determined on each Valuation Date as of the close of regular trading on the New York Stock Exchange, normally 3:00 p.m. Central time. Transactions received at or after that time on any Valuation Date will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Cut-Off Times.” The price of each Subaccount may be determined earlier if trading on the New York Stock Exchange is restricted or as permitted by the SEC.
The number of Accumulation Units credited to a Contract shall not be changed by any subsequent change in the value of an Accumulation Unit, but the dollar value of an Accumulation Unit may vary from Valuation Date to Valuation Date depending upon the investment experience of the Subaccount and charges against the Subaccount.
The price of each Subaccount’s units initially was $10. The price of a Subaccount on any Valuation Date takes into account the following: (1) the investment performance of the Subaccount, which is based upon the investment performance of the corresponding Underlying Fund, (2) any dividends or distributions paid by the corresponding Underlying Fund, (3) the charges, if any, that may be assessed by the Company for taxes attributable to the operation of the Subaccount, (4) the minimum mortality and expense risk charge under the Contract of 0.75%, and (5) the administration charge under the Contract of 0.15%, and (6) the deduction of the Underlying Fund’s fees and expenses.
The minimum mortality and expense risk charge of 0.75% and the administration charge of 0.15% are factored into the Accumulation Unit value or “price” of each Subaccount on each Valuation Date. The Company deducts any mortality and expense risk charge above the minimum charge and the charge for any optional riders (the “Excess Charge”) on a monthly basis. Each Subaccount declares a monthly subaccount adjustment and the Company deducts the Excess Charge from this monthly subaccount adjustment upon its reinvestment in the Subaccount. The Excess Charge is a percentage of your Contract Value allocated to the Subaccount as of the reinvestment date. The monthly subaccount adjustment is paid only for the purpose of collecting the Excess Charge. Assuming that you owe a charge above the minimum mortality and expense risk charge and the administration charge, your Contract Value will be reduced in the amount of your Excess Charge upon reinvestment of the Subaccount’s monthly subaccount adjustment. The Company deducts the Excess Charge only upon reinvestment of the monthly subaccount adjustment and

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does not assess an Excess Charge upon a full or partial withdrawal from the Contract. The Company reserves the right to compute and deduct the Excess Charge from each Subaccount on each Valuation Date. See the Statement of Additional Information for a more detailed discussion of how the Excess Charge is deducted.
Cut-Off Times  — Any financial transactions involving your Contract, including those submitted by telephone, must be received by us before any announced closing of regular trading on the New York Stock Exchange (the “cut-off time”) to be processed on the current Valuation Date. The New York Stock Exchange normally closes at 3:00 p.m. Central time, so financial transactions normally must be received prior to that time. Financial transactions received at or after the cut-off time will be processed on the following Valuation Date. Financial transactions include loans, transfers, full and partial withdrawals (including systematic withdrawals), death benefit payments, and Purchase Payments.
Full and Partial Withdrawals  — An Owner may make a partial withdrawal of Contract Value, or surrender the Contract for its Withdrawal Value. A full or partial withdrawal, including a systematic withdrawal, may be taken from Contract Value at any time while the Owner is living and before the Annuity Start Date, subject to limitations under the applicable plan for Qualified Plans and applicable law. Withdrawals (other than systematic withdrawals) after the Annuity Start Date are permitted only under Annuity Options 5, 6 and 7 (unless the Owner has elected fixed annuity payments under Option 7). See “Annuity Period” for a discussion of withdrawals after the Annuity Start Date. A full or partial withdrawal request generally will be effective as of the end of the Valuation Period that it is received by the Company; however, if the request is received on a Valuation Date at or after the cut-off time, the withdrawal will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Cut-Off Times.” In addition, a withdrawal will not be processed until it is in good order. In this regard, “good order” means that the withdrawal request is accompanied by a properly completed Withdrawal Request form (including the Owner’s signature and the written consent of any effective assignee or irrevocable beneficiary, if applicable).
The proceeds received upon a full withdrawal will be the Contract’s Withdrawal Value. The Withdrawal Value is equal to the Contract Value as of the end of the Valuation Period during which the withdrawal is processed, less any outstanding Contract Debt, any applicable withdrawal charges (if the withdrawal is made from Purchase Payments that have been held in the Contract for less than seven years), any pro rata account administration charge and any uncollected premium taxes to reimburse the Company for any tax on premiums on a Contract that may be imposed by various states and municipalities. See “Contingent Deferred Sales Charge,” “Account Administration Charge,” and “Premium Tax Charge.” If the Extra Credit Rider is in effect, Contract Value will also be reduced by any Credit Enhancements that have not yet vested. See the discussion of vesting of Credit Enhancements under “Extra Credit.” The Withdrawal Value during the Annuity Period under Option 7 is the present value of future annuity payments commuted at the assumed interest rate, less any applicable withdrawal charges and any uncollected premium taxes.
The Company requires the signature of the Owner on any request for withdrawal. The Company also requires a guarantee of such signature to effect the transfer or exchange of all of the Contract, or any part of the Contract in excess of $25,000, for another investment. The signature guarantee must be provided by an eligible guarantor, such as a bank, broker, credit union, national securities exchange or savings association. Notarization is not an acceptable form of signature guarantee. The Company further requires that any request to transfer or exchange all or part of the Contract for another investment be made upon a transfer form provided by the Company which is available upon request.
A partial withdrawal may be requested for a specified percentage or dollar amount of Contract Value. Each partial withdrawal must be at least $500 except systematic withdrawals discussed below. A request for a partial withdrawal (including systematic withdrawals) will result in a payment by the Company of the amount specified in the partial withdrawal request less any applicable withdrawal charge, any premium tax charge and a percentage of any Credit Enhancements that have not yet vested. Alternatively, you may request that any withdrawal charge, any premium tax charge and a percentage of any unvested Credit Enhancements, be deducted from your remaining Contract Value, provided there is sufficient Contract Value available. Upon payment, your Contract Value will be reduced by an amount equal to the payment, or if you requested that any withdrawal charges be deducted from your remaining Contract Value, your Contract Value also will be reduced by the amount of any such withdrawal charge, any premium tax charge and a percentage of any Credit Enhancements that have not yet vested. See “Premium Tax Charge” and “Extra Credit.” No partial withdrawal will be processed which would result in the withdrawal of Contract Value from the Loan Account.

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If a partial withdrawal (other than a systematic withdrawal or a withdrawal made to pay the fees of your investment advisor) is requested after the first Contract Year that would leave the Withdrawal Value in the Contract less than $2,000, the Company reserves the right to terminate the Contract and pay the Contract Value in one sum to the Owner. However, the Company will first notify the Owner that the Contract is subject to termination, and will only terminate the Contract if, after 90 days following the date of the notice, the Owner has not made any Purchase Payments to increase the Withdrawal Value to $2,000. No partial withdrawal will be processed which would result in the withdrawal of Contract Value from the Loan Account.
The Company will deduct the amount of a partial withdrawal from the Contract Value in the Subaccounts and the Fixed Account, according to the Owner’s instructions to the Company. If you do not specify the allocation, the Company will deduct the withdrawal in the same proportion that Contract Value is allocated among the Subaccounts and the Fixed Account.
A full or partial withdrawal, including a systematic withdrawal, may result in receipt of taxable income to the Owner and, if made prior to the Owner attaining age 59½, may be subject to a 10% penalty tax. In the case of Contracts issued in connection with retirement plans that meet the requirements of Section 403(b) of the Internal Revenue Code, reference should be made to the terms of the particular Qualified Plan for any limitations or restrictions on withdrawals. If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. For more information, see “Restrictions on Withdrawals from Qualified Plans” and “Restrictions under the Texas Optional Retirement Program.” The tax consequences of a withdrawal under the Contract should be carefully considered. See “Federal Tax Matters.”
Withdrawals to Pay Advisory Fees  — The deduction of advisory fees from your Contract Value is treated as a withdrawal under the Contract. No surrender charges will be assessed on a withdrawal to pay advisory fees and the deduction of advisory fees will not count toward the annual free withdrawal amount. Deductions from your Contract Value to pay advisory fees will reduce death benefits and any guaranteed benefit values, perhaps significantly.
Withdrawals to pay advisory fees may still be treated as withdrawals for tax purposes by the Company and/or the IRS. For Non-Qualified Contracts, all or a portion of the charges deducted from your Contract Value to pay advisory fees to a financial intermediary may be subject to federal and state income taxes and a 10% federal penalty tax. A tax-free partial exchange may become taxable if an advisory fee is paid from your Contract Value within 180 days of the partial exchange. Consult your tax adviser for advice concerning tax-free partial exchanges and the impact of deducting advisory fees from your Contract Value.
Systematic Withdrawals  — For no additional charge, the Company currently offers a feature under which you may select systematic withdrawals. Under this feature, an Owner may elect to receive systematic withdrawals while the Owner is living and before the Annuity Start Date by sending a properly completed Scheduled Systematic Withdrawal form to the Company at its Administrative Office. This option may be elected at any time. An Owner may designate the systematic withdrawal amount as a percentage of Contract Value allocated to the Subaccounts and/or Fixed Account, as a fixed period, as level payments, as a specified dollar amount, as all earnings in the Contract, or based upon the life expectancy of the Owner or the Owner and a Beneficiary. An Owner also may designate the desired frequency of the systematic withdrawals, which may be monthly, quarterly, semiannual or annual. The Owner may stop or modify systematic withdrawals upon proper written request received by the Company at its Administrative Office at least 30 days in advance of the requested date of termination or modification. A proper request must include the written consent of any effective assignee or irrevocable beneficiary, if applicable.
Each systematic withdrawal must be at least $100. Upon payment, your Contract Value will be reduced by an amount equal to the payment proceeds plus any applicable withdrawal charge and premium tax. Contract Value will also be reduced by a percentage of any Credit Enhancements that have not yet vested. See “Extra Credit.”
If an Owner is enrolled in the Dollar Cost Averaging or Asset Reallocation Options, the Owner may not elect to receive systematic withdrawals from any Subaccount that is part of the Dollar Cost Averaging or Asset Reallocation Options.
In no event will payment of a systematic withdrawal exceed the Contract Value less any applicable withdrawal charges, any uncollected premium taxes, any pro rata account administration charge, and any reduction for Credit

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Enhancements that have not yet vested (the “Withdrawal Value”). The Contract will automatically terminate if a systematic withdrawal causes the Contract’s Withdrawal Value to equal $0.
The Company will effect each systematic withdrawal as of the end of the Valuation Period during which the withdrawal is scheduled. The deduction caused by the systematic withdrawal, including any applicable withdrawal charge, will be allocated to your Contract Value in the Subaccounts and the Fixed Account, as you have directed. If you do not specify the allocation, the Company will deduct the systematic withdrawal in the same proportion that Contract Value is allocated among the Subaccounts and the Fixed Account.
The Company may, at any time, discontinue, modify, suspend or charge a fee for systematic withdrawals. You should consider carefully the tax consequences of a systematic withdrawal, including the 10% penalty tax which may be imposed on withdrawals made prior to the Owner attaining age 59½. See “Restrictions on Withdrawals from Qualified Plans,” “Restrictions under the Texas Optional Retirement Program,” and “Federal Tax Matters.”
Death Benefit  — You should consider the following provisions carefully when choosing the Designated Beneficiary, Annuitant, and any Joint Annuitant, as well as before changing any of these parties. Naming different persons as Owner(s), Annuitant(s) and Designated Beneficiary(ies) can have important impacts on whether the death benefit is paid, and on who would receive it.
If any Owner dies prior to the Annuity Start Date while this Contract is in force, the Company will calculate the death benefit proceeds payable to the Designated Beneficiary as of the Valuation Date the Company receives due proof of the Owner’s death and instructions regarding payment to the Designated Beneficiary.
If the surviving spouse of the deceased Owner is the sole Designated Beneficiary, such spouse may elect to continue the Contract in force, subject to certain limitations. See “Distribution Requirements.” If any Owner is not a natural person, the death benefit proceeds will be calculated as of the date the Company receives due proof of death of the Annuitant prior to the Annuity Start Date and instructions regarding payment. If the death of an Owner occurs on or after the Annuity Start Date, any applicable death benefit will terminate at the Annuity Start Date without value. See “Annuity Options.”
The death benefit proceeds will be the death benefit reduced by any outstanding Contract Debt, any pro rata account administration charge and any uncollected premium tax. If the age of each Owner was 80 or younger on the Contract Date and an Owner dies prior to the Annuity Start Date while this Contract is in force, the amount of the death benefit will be the greater of:
1.	The sum of all Purchase Payments (not including any Credit Enhancements if the Extra Credit Rider was in effect), less any reductions caused by previous withdrawals, including withdrawal charges, or
2.
The Contract Value on the Valuation Date due proof of death and instructions regarding payment are received by the Company (less any Credit Enhancements applied during the 12 months prior to the date of the Owner’s death).

If any Owner was age 81 or older on the Contract Date, the death benefit will be as set forth in item 2 above.
Example of the Standard Death Benefit . Assume:
(i)	The initial Purchase Payment is $100,000
(ii)	The Owner takes one withdrawal of $10,000 over the life of the Contract
(iii)	At the time of the Owner’s death, the Contract Value is $89,000
(ii)	There is no outstanding Contract Debt and no unvested Credit Enhancements at the time of the Owner’s death
If the Owner was 80 years old or younger on the Contract Date, the standard death benefit is the greater of the Contract Value or total Purchase Payments less any withdrawals (including withdrawal charges).  The Contract Value is $89,000, and the amount of total Purchase Payments less withdrawals and withdrawal charges is $90,000.  Thus, the death benefit is $90,000.
If the Owner was 81 years or older on the Contract Date, the standard death benefit is the Contract Value, which is $89,000.

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Example of the Impact of Advisory Fee Withdrawals on Contract Value and the Standard Death Benefit over Time . Assume:
(i)	The initial Purchase Payment is $100,000 and no additional Purchase Payments are added to the Contract.
(ii)	The Contract Value grows at an annual rate of 3%.
(iii)	An advisory fee withdrawal of $1,000 is taken each Contract Year at the end of the Contract Year.

Beginning of Contract Year	Contract Value Prior to Advisory Fee Withdrawal	Advisory Fee Withdrawal	Contract Value After Advisory Fee Withdrawal	Death Benefit After Advisory Fee Withdrawal
1	$100,000.00	$1,000.00	$102,000.00	$102,000.00
2	$102,000.00	$1,000.00	$104,060.00	$104,060.00
3	$104,060.00	$1,000.00	$106,181.80	$106,181.80
4	$106,181.80	$1,000.00	$108,367.25	$108,367.25
5	$108,367.25	$1,000.00	$110,618.27	$110,618.27
6	$110,618.27	$1,000.00	$112,936.82	$112,936.82
7	$112,936.82	$1,000.00	$115,324.92	$115,324.92
8	$115,324.92	$1,000.00	$117,784.67	$117,784.67
9	$117,784.67	$1,000.00	$120,318.21	$120,318.21
10	$120,318.21	$1,000.00	$122,927.76	$122,927.76
11	$122,927.76	$1,000.00	$125,615.59	$125,615.59
12	$125,615.59	$1,000.00	$128,384.06	$128,384.06
13	$128,384.06	$1,000.00	$131,235.58	$131,235.58
14	$131,235.58	$1,000.00	$134,172.65	$134,172.65
15	$134,172.65	$1,000.00	$137,197.83	$137,197.83
16	$137,197.83	$1,000.00	$140,313.76	$140,313.76
17	$140,313.76	$1,000.00	$143,523.18	$143,523.18
18	$143,523.18	$1,000.00	$146,828.87	$146,828.87
19	$146,828.87	$1,000.00	$150,233.74	$150,233.74
20	$150,233.74	$1,000.00	$153,740.75	$153,740.75
21	$153,740.75	$1,000.00	$157,352.97	$157,352.97
As the table above demonstrates, withdrawals to pay advisory fees taken over time will decrease the Contract Value. If the death benefit is equal to the Contract Value, such death benefit will also decrease as a result of withdrawals to pay advisory fees.
If you purchased one of the optional riders that provide an enhanced death benefit, your death benefit will be determined in accordance with the terms of the rider. See the discussion of the Annual Stepped Up Death Benefit above, as well as the discussion of the Guaranteed Growth Death Benefit; Combined Annual Stepped Up and Guaranteed Growth Death Benefit; Enhanced Death Benefit; Combined Enhanced Death Benefit and Annual Stepped Up Death Benefit; Combined Enhanced Death Benefit and Guaranteed Growth Death Benefit; Combined Enhanced Death Benefit, Annual Stepped Up Death Benefit, and Guaranteed Growth Death Benefit; and Total Protection riders in Appendix B – Riders Available Only Prior to February 1, 2010. Your death benefit proceeds under the rider will be the death benefit reduced by any outstanding Contract Debt, any pro rata account administration charge and any uncollected premium tax, and if the proceeds are based upon Contract Value, any Credit Enhancements applied during the 12 months preceding the Owner’s date of death. No Credit Enhancements will be recaptured from the Death Benefit that are attributable to amounts allocated to the Fixed Account.

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The death benefit proceeds will be paid to the Designated Beneficiary in a single sum or under one of the Annuity Options, as elected by the Designated Beneficiary. However, if the Owner has completed a restricted beneficiary designation form, the death benefit proceeds will be paid to the Designated Beneficiary in the manner specified on the form. If the Company does not receive at its Administrative Office within six months of the date of the Owner’s death instructions regarding the death benefit payment, the death benefit will be as set forth in item 2 above. If the Designated Beneficiary is to receive annuity payments under an Annuity Option, there may be limits under applicable law on the amount and duration of payments that the Beneficiary may receive, and requirements respecting timing of payments. Under a Qualified Contract, most non-spouse Designated Beneficiary’s will be required to receive all proceeds within ten years. A tax adviser should be consulted in considering Annuity Options. See “Federal Tax Matters” and “Distribution Requirements” for a discussion of the tax consequences in the event of death.
Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of 3 to 5 years from the Contract’s Annuity Start Date or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, the Designated Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Designated Beneficiary or the Owner last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit (without interest) if your Designated Beneficiary steps forward to claim the death benefit with the proper documentation. To prevent such escheatment, it is important that you update your Designated Beneficiary designations, including addresses, if and as they change. Such updates should be communicated in writing or other approved means at our Administrative Office.
Distribution Requirements  — For Contracts issued in connection with a Qualified Plan, the terms of the particular Qualified Plan and the Internal Revenue Code should be reviewed with respect to distributions following the death of the Owner or Annuitant. Because the rules applicable to Qualified Plans are extremely complex, a competent tax adviser should be consulted.
The Contract provides that upon your death, a surviving spouse may have certain continuation rights that he or she may elect to exercise for the Contract’s death benefit and any joint-life coverage under an optional living benefit. All Contract provisions relating to spousal continuation are available only to a person who meets the definition of "spouse" under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Consult a tax adviser for more information on this subject.
Please note that any death benefit we may pay that is in excess of Contract Value is subject to our financial strength and claims-paying ability.
Death of the Annuitant  — If the Annuitant dies prior to the Annuity Start Date, and the Owner is a natural person and is not the Annuitant, no death benefit proceeds will be payable under the Contract. The Owner may name a new Annuitant within 30 days of the Annuitant’s death. If a new Annuitant is not named, the Company will designate the Owner as Annuitant. On the death of the Annuitant after the Annuity Start Date, any guaranteed payments remaining unpaid will continue to be paid to the Designated Beneficiary pursuant to the Annuity Option in force at the date of death.
Benefits Under the Contract

 The following table summarizes information about the optional and standard benefits under the Contract that are currently available or have been previously offered. Please note that this table does not fully describe the terms and conditions of each benefit. You should refer to the applicable sections of this Prospectus for additional information.

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Standard Benefits
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
Dollar Cost Averaging	Allows the systematic transfer of a specified dollar amount or percentage of Contract Value among Subaccounts and the Fixed Account, if available.	There is no charge for this option
•   The minimum amount that may be transferred to any one Subaccount is $25.00.
•   The Company may discontinue, modify, or suspend Dollar Cost Averaging at any time.
•   Transfers can be made for a fixed period of time, or until the total amount elected has been transferred or the Contract Value in the Subaccount from which transfers are made has been depleted.
•   After termination of Dollar Cost Averaging for any reason, before reinstating Dollar Cost Averaging, you must wait at least one month if transfers were monthly, at least one quarter if transfers were quarterly, at least six months if transfers were semiannual, and at least one year if transfers were annual.

Asset Reallocation Option	Allows you to automatically transfer Contract Value on a monthly, quarterly, semiannual or annual basis to maintain a particular percentage allocation among the Subaccounts.	There is no charge for this option	• The Company may discontinue, modify, or suspend the availability of the Asset Reallocation Option at any time.
Standard Death Benefit – Contract Issue Age 81 and Older	Provides a death benefit equal to the Contract Value.	There is no charge for this option
•   The death benefit will be reduced by any outstanding Contract Debt, any pro rata account administration charge and any uncollected premium tax.
•   The Contract Value will be reduced by any Credit Enhancements applied during the 12 months prior to the date of the Owner’s death.

Standard Death Benefit-Contract Issue Age 80 or Younger	Provides a death benefit equal to the greater of all Purchase Payments less any withdrawals, including withdrawal charges, or Contract Value.	There is no charge for this option
•   The death benefit will be reduced by any outstanding Contract Debt, any pro rata account administration charge and any uncollected premium tax.
•   Purchase payments do not include any Credit Enhancements.
•   The Contract Value will be reduced by any Credit Enhancements applied during the 12 months prior to the date of the Owner’s death.

Systematic Withdrawals	Allows you to set up automatic periodic payments from your Contract Value.	There is no charge for this option	• Each payment must be at least $100 (unless we consent otherwise). • Withdrawals may be subject to income tax and penalties.

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Optional Benefits
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
Annual Stepped Up Death Benefit	Provides an enhanced death benefit equal to the greatest of (1) Purchase Payments (excluding Credit Enhancements) less any withdrawals and withdrawal charges, (2) the Contract Value, or (3) the Stepped Up Death Benefit	0.20%
•   We will recapture any Credit Enhancements, if applicable, during the 12 months preceding the Owner’s date of death.
•   The death benefit is no longer eligible to “step up” on any Contract Anniversary following your 81 st birthday.
•   If proof of death and instructions regarding payment are not received by the Company within six months of the Owner’s date of death, the death benefit will equal the Contract Value as of the Valuation Date such proof of death and instructions are received by the Company.
•   Available if the Owner is age 79 or younger on the Contract Date.
•   Available at Contract issue only.
•   The benefit will terminate at the Annuity Start Date.
•   The death benefit will be reduced by any outstanding Contract Debt, pro rata account administration charge, and outstanding premium tax.
•   Withdrawals (including withdrawals to pay advisory fees) will reduce the benefit proportionately. This means withdrawals could significantly reduce the benefit by substantially more than the actual amount of the withdrawal, or even terminate the benefit.

4% Extra Credit	Provides a Credit Enhancement equal to 4% of Purchase Payments, which is added to the Contract Value for each Purchase Payment made in the first Contract Year.	0.55%
•   Credit Enhancements are only applied to Purchase Payments received in the first Contract Year. If Purchase payments are made in subsequent Contract years, the charge for this benefit will increase proportionately in relation to those Purchase Payments and no additional Credit Enhancement will be applied.
•   You may not select an Annuity Start Date prior to seven years from the effective date of the rider.
•   Credit Enhancements are not fully vested until the seventh Contract Anniversary. Until that date, all or a portion of the Credit Enhancement(s) will be forfeited under certain circumstances.
•   Available if the Owner was age 80 or younger on the Contract Date.
•   Available at Contract issue only.

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Waiver of Withdrawal Charge	Provides a waiver of withdrawal charge in the event of your (1) total and permanent disability prior to age 65, (2) confinement to a nursing home, or (3) terminal illness.	0.05%
•   Subject to a written physician’s statement acceptable to the Company or a certified Social Security finding of disability.
•   We will recapture any Credit Enhancements, if applicable, credited during the 12 months preceding any withdrawal.
•   You will receive no benefit from the disability portion of this rider (and the rider charge will remain the same) if your purchase this Contract with this rider after age 65.
•   The confinement to a nursing home provision of the benefit is not available in California or Massachusetts.
•   The terminal illness provision of the benefit is not available in California or New Jersey.
•   Depending on the Annuity Option chosen, a rider fee may be imposed for the life of the Contract.

Alternate Withdrawal Charge (0‑Year)	Makes available a shorter withdrawal charge schedule in lieu of the Contract’s seven-year withdrawal charge schedule.	0.70%
•   We may recapture any Credit Enhancements in the event of a full or partial withdrawal.
•   Available at Contract issue only.
•   Depending on the Annuity Option chosen, a rider fee may be imposed for the life of the Contract.

Alternate Withdrawal Charge (4‑Year) [1]	Makes available a shorter withdrawal charge schedule in lieu of the Contract’s seven-year withdrawal charge schedule.	0.55% [2]
•   We may recapture any Credit Enhancements in the event of a full or partial withdrawal.
•   Available at Contract issue only.
•   If the 4-Year Alternate Withdrawal Charge rider has not been approved in your state, you may purchase a 3-Year Alternate Withdrawal Charge rider, which has a maximum fee of 0.40%.
•   This rider may provide a benefit only if a withdrawal is taken in the five to seven Contract years after the applicable Purchase Payment date because for the first four years after the Purchase Payment date, the withdrawal charges are the same as they would be under the 7-year schedule.
•   Depending on the Annuity Option chosen, a rider fee may be imposed for the life of the Contract.
•   Depending on the Annuity Option chosen, a rider fee may be imposed for the life of the Contract.

Waiver of Withdrawal Charge—15 Years or Disability	Makes available a waiver of any withdrawal charge if at the time of withdrawal (1) the Contract has been in force for 15 or more Contract Years; or (2) The Owner has become totally and permanently disabled after the Contract Date and prior to age 65.	0.05%
•   Effective as of the date of the first withdrawal under the terms of this benefit, no additional Purchase Payments may be made to the Contract.
•   Depending on the Annuity Option chosen, a rider fee may be imposed for the life of the Contract.

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Guaranteed Growth Death Benefit (3%, 5%, 6%, 7%)
Provides an enhanced death benefit equal to the Purchase Payments and any Credit Enhancements, less premium tax and any withdrawals,   increased at an annual effective rate of interest (which you elect when you purchase the benefit) adjusted for withdrawals.
3%: 0.10%
•   The death benefit is no longer subject to increase following the Contract Anniversary after your 80 th birthday.
•   The 6% and 7% Guaranteed Growth Death Benefit is not available to Texas residents.
•   Any death benefit will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death.
•   If you elect the Guaranteed Growth Death Benefit at 5%, 6% or 7%, the Company will credit a maximum rate of 4% for amounts allocated to the Invesco V.I. Government Money Market Subaccount, the Fixed Account and the Loan Account.
•   The death benefit is capped at an amount equal to 200% of Purchase Payments (not including any Credit Enhancements), less premium tax and any withdrawals, including withdrawal charges.
•   If proof of death and instructions regarding payment are not received by the Company within six months of the Owner’s date of death, the death benefit will equal the Contract Value on the Valuation Date such proof of death and instructions are received by the Company.
•   Available only if the Owner was age 79 or younger on the Contract Date.
•   Withdrawals (including withdrawals to pay advisory fees) will reduce the benefit proportionately. This means withdrawals could significantly reduce the benefit by substantially more than the actual amount of the withdrawal, or even terminate the benefit.

5%: 0.20%
6%: 0.25%
7%: 0.30%
Enhanced Death Benefit	Provides an enhanced death benefit equal to your Contract Value increased by an enhanced amount based on a percentage of Contract gains.	0.25%
•   The enhanced death benefit amount is calculated using a lower percentage for Contract issue age 70 or older.
•   Any death benefit will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death.
•   If proof of death and instructions regarding payment are not received by the Company within six months of the Owner’s date of death, the death benefit will equal the Contract Value on the date such proof of death and instructions are received.
•   Available if the Owner was age 79 or younger on the Contract Date.
•   Withdrawals (including withdrawals to pay advisory fees) will reduce the benefit proportionately. This means withdrawals could significantly reduce the benefit by substantially more than the actual amount of the withdrawal, or even terminate the benefit.

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Guaranteed Minimum Withdrawal Benefit
Permits you to withdraw up to a specified amount each Contract Year, regardless of the performance of your Contract Value until the Remaining Benefit Amount is reduced to $0. You may periodically increase the Benefit Amount through resets.
Current: 0.45%
•   You are only eligible to reset the remaining Benefit Amount every five years.
•   The rider charge may be increased in the event that you elect a reset.
•   While rider is in effect, we reserve right to restrict subsequent Purchase Payments.
•   Available only if the Owner and Annuitant were age 85 or younger on the rider purchase date.
•   Certain withdrawals could significantly reduce or even terminate the benefits.
•   If a withdrawal (including a withdrawal to pay advisory fees) exceeds the Annual Withdrawal Amount, the withdrawal will reduce the benefit proportionately, but if the withdrawal does not exceed the Annual Withdrawal Amount, the withdrawal will reduce the benefit by the dollar amount of the withdrawal. A proportionate withdrawal could significantly reduce the benefit by substantially more than the actual amount of the withdrawal.

Max: 1.10% [3]
Guaranteed Minimum Income Benefit (3%, 5%)	Provides a minimum amount (“Minimum Income Benefit”) based on a 3% or 5% crediting rate, for the purchase of a fixed Annuity only.	3%: 0.15%
•   You may only apply the Minimum Income Benefit to purchase certain fixed Annuity options.
•   You may not exercise this benefit of convert it to an income stream until your 10th Contract anniversary.
•   If you elected the benefit at 5%, the Company credits a maximum rate of 4% for amounts allocated to the Invesco V.I. Government Money Market Subaccount, the Fixed Account and the Loan Account.
•   Available if the Owner was age 79 or younger on the Contract Date.
•   Withdrawals (including withdrawals to pay advisory fees) will reduce the benefit proportionately. This means withdrawals could significantly reduce the benefit by substantially more than the actual amount of the withdrawal, or even terminate the benefit.

5%: 0.30%
Extra Credit (3% or 5%)	Provides a Credit Enhancement equal to 3% or 5% of Purchase Payments, which is added to the Contract Value for each Purchase Payment made in the first Contract Year.	3%: 0.40%
•   You may not select an Annuity Start Date prior to seven years from the effective date of the rider.
•   Credit Enhancements are subject to recapture under certain circumstances.
•   Available at Contract issue only.
•   Available only if the Owner was age 80 or younger on the Contract Date.

5%: 0.70%

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Combined Annual Stepped Up and Guaranteed Growth Death Benefit	Provides an enhanced death benefit equal to the greatest of (1) all Purchase Payments (not including any Credit Enhancements), (2) the Contract Value on the Valuation Date, (3) the Annual Stepped Up Death Benefit, or (4) the Guaranteed Growth Death Benefit.	0.25%
•   Any death benefit will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death.
•   If proof of death and instructions regarding payment are not received by the Company within six months of the Owner’s date of death, the death benefit will equal the Contract Value on the date such proof of death and instructions are received.
•   Available if the Owner was age 79 or younger on the Contract Date.
•   Withdrawals (including withdrawals to pay advisory fees) will reduce the benefit proportionately. This means withdrawals could significantly reduce the benefit by substantially more than the actual amount of the withdrawal, or even terminate the benefit.

Combined Enhanced and Annual Stepped Up Death Benefit	Provides an enhanced death benefit equal to the greatest of (1) Purchase Payments (less any withdrawals, including withdrawal charges), (2) the Contract Value plus the Enhanced Death Benefit, or (3) the Annual Stepped Up Death Benefit plus the Enhanced Death Benefit.	0.35%
•   Any death benefit will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death.
•   If proof of death and instructions regarding payment are not received by the Company within six months of the Owner’s date of death, the death benefit will equal the Contract Value on the date such proof of death and instructions are received.
•   Available if the Owner was age 79 or younger at the time the rider was issued.
•   Withdrawals (including withdrawals to pay advisory fees) will reduce the benefit proportionately. This means withdrawals could significantly reduce the benefit by substantially more than the actual amount of the withdrawal, or even terminate the benefit.

Combined Enhanced and Guaranteed Growth Death Benefit	Provides an enhanced death benefit equal to the greatest of (1) Purchase Payments (less any withdrawals, including withdrawal charges), (2) the Contract Value plus the Enhanced Death Benefit, or (3) the Guaranteed Growth Death Benefit at 5% plus the Enhanced Death Benefit	0.35%
•   Any death benefit will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death.
•   If proof of death and instructions regarding payment are not received by the Company within six months of the Owner’s date of death, the death benefit will equal the Contract Value on the date such proof of death and instructions are received.
•   See Enhanced Death Benefit and Guaranteed Growth Death Benefit above.
•   Available if the Owner was age 79 or younger at the time the rider was issued.
•   Withdrawals (including withdrawals to pay advisory fees) will reduce the benefit proportionately. This means withdrawals could significantly reduce the benefit by substantially more than the actual amount of the withdrawal, or even terminate the benefit.

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Combined Enhanced, Annual Stepped Up and Guaranteed Growth Death Benefit	Provides an enhanced death benefit equal to the greatest of (1) Purchase Payments (less any withdrawals, including withdrawal charges), (2) the Contract Value plus the Enhanced Death Benefit, (3) the Annual Stepped Up Death Benefit plus the Enhanced Death Benefit or (4) the Guaranteed Growth Death Benefit at 5% plus the Enhanced Death Benefit.	0.40%
•   Any death benefit will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death.
•   If proof of death and instructions regarding payment are not received by the Company within six months of the Owner’s date of death, the death benefit will equal the Contract Value on the date such proof of death and instructions are received.
•   See also Enhanced Death Benefit, Annual Stepped Up and Guaranteed Growth Death Benefit above.
•   Available if the Owner was age 79 or younger at the time the rider was issued.
•   Withdrawals (including withdrawals to pay advisory fees) will reduce the benefit proportionately. This means withdrawals could significantly reduce the benefit by substantially more than the actual amount of the withdrawal, or even terminate the benefit.

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Total Protection
Provides (1) a Guaranteed Growth Death Benefit at 5%, (2) a Guaranteed Minimum Withdrawal Benefit with an Annual Withdrawal Amount of 5% and a Benefit Amount of 100%, and (3) a Guaranteed Minimum Accumulation Benefit, which provides a guaranteed minimum Contract Value at the end of ten years.
		Current: 0.85%
•   The Guaranteed Minimum Accumulation Benefit will terminate upon payment of any additional amount after the tenth rider year or upon expiration of the ten-year term without payment of an additional amount.
•   While this rider is in effect, we reserve the right to restrict subsequent Purchase Payments.
•   You are only eligible to reset the remaining Benefit Amount, the Guaranteed Growth Death Benefit and the Guaranteed Minimum Accumulation Benefit (the reset must be made to all or none) every five years.
•   The Annual Withdrawal Amount will reset to 5% of Contract Value on the fifth anniversary of the purchase of this rider, unless the current Annual Withdrawal Amount is greater.
•   If you elect a reset, a new ten year term will begin for the Guaranteed Minimum Accumulation Benefit effective on the reset date.
•   Available if the Owner and Annuitant were age 79 or younger at the time the rider was issued.
•   If a withdrawal (including a withdrawal to pay advisory fees) exceeds the Annual Limit, the withdrawal will reduce the benefit proportionately, but if the withdrawal does not exceed the Annual Limit, the withdrawal will reduce the benefit by the dollar amount of the withdrawal. A proportionate withdrawal could significantly reduce the benefit by substantially more than the actual amount of the withdrawal.

		Max: 1.45% [4]
Waiver of Withdrawal Charge—10 Years or Disability	Makes available a waiver of any withdrawal charge if at the time of withdrawal: (1) The Contract has been in force for 10 or more Contract Years and the Owner has made Purchase Payments on at least a quarterly basis for at least five full Contract Years; or (2) The Owner has become totally and permanently disabled after the Contract Date and prior to age 65.	0.10%

•   Effective as of the date of the first withdrawal under the terms of this benefit, no additional Purchase Payments may be made to the Contract.
•   Depending on the Annuity Option chosen, a rider fee may be imposed for the life of the Contract.

Waiver of Withdrawal Charge—Hardship	Makes available a waiver of any withdrawal charge in the event the Owner experiences a hardship, as defined for purposes of Section 401(k) of the Internal Revenue Code.	0.15%
•   Effective as of the date of the first withdrawal under the terms of this Rider, no additional Purchase Payments may be made to the Contract.
•   The Company may require the Owner to provide satisfactory proof of hardship.
•   Depending on the Annuity Option chosen, a rider fee may be imposed for the life of the Contract.

Waiver of Withdrawal Charge—5 Years and Age 59½	Makes available a waiver of any withdrawal charge if at the time of withdrawal: (1) The Owner is age 59½ or older; and (2) The Owner has made Purchase Payments on at least a quarterly basis for at least 5 full Contract Years.	0.20%
•   Effective as of the date of the first withdrawal under the terms of this benefit, no additional Purchase Payments may be made to the Contract.
•   Depending on the Annuity Option chosen, a rider fee may be imposed for the life of the Contract.

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1    If the 4-Year Alternate Withdrawal Charge Rider has not been approved in a state, a 3-Year Alternate Withdrawal Charge Rider is available for a charge of 0.40%. See “Alternate Withdrawal Charge.”
2    The charge for the 4-year Alternate Withdrawal Charge Rider is 0.60% if the Company issues your rider on or after January 1, 2005. However, if the Company issued your rider prior to that date, the charge is 0.55%.
3    The Company may increase the rider charge for the Guaranteed Minimum Withdrawal Benefit Rider only if you elect a reset. Please see the discussion under “Guaranteed Minimum Withdrawal Benefit” in Appendix B – Riders Available Only Prior to February 1, 2010. The current charge for the rider is used in calculating the maximum rider charge of 1.55% (1.00% if you select a 0-Year Alternate Withdrawal Charge Rider).
4    The Company may increase the rider charge for the Total Protection Rider only if you elect a reset. Please see the discussion “Total Protection” in Appendix B – Riders Available Only Prior to February 1, 2010. The current charge for the rider is used in calculating the maximum rider charge of 1.55% (1.00% if you select a 0-Year Alternate Withdrawal Charge Rider).

Optional Riders — Upon your application for the Contract, you could select one or more of certain optional riders; provided, however, that you could not select riders with total rider charges in excess of 1.00% if you selected a 0-Year Alternate Withdrawal Charge Rider. The following optional riders were available for election under the Contract when it was available for sale:
•	Annual Stepped Up Death Benefit;

•	Extra Credit at 4%;

•	Waiver of Withdrawal Charge;

•	0-Year or 4-Year Alternate Withdrawal Charge; or

•	Waiver of Withdrawal Charge—15 Years or Disability.

The Company made each rider available only at issue. You cannot change or cancel the rider(s) that you select after they are issued. The Annual Stepped Up Death Benefit Rider is available in every state; the Extra Credit at 4% Rider is available in every state; the Waiver of Withdrawal Charge rider is not available in every state; the Alternate Withdrawal Charge Rider is available in every state; and the Waiver of Withdrawal Charge – 15 Years or Disability Rider is available in every state except Massachusetts. See the detailed description of each rider below.
The deduction of advisory fees from your Contract Value to pay a financial intermediary is treated as a withdrawal under the Contract. Such deductions will reduce death benefits and any guaranteed benefit values, perhaps significantly.
For information on riders that are no longer available for purchase, please see Appendix B – Riders Available Only Prior to February 1, 2010.
Please note that any amount that we may pay or make available under any optional rider that is in excess of Contract Value is subject to our financial strength and claims-paying ability.
Annual Stepped Up Death Benefit — For an additional charge, as reflected in the Fee Table and the table of benefits above, this rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit (except the death benefit calculated under number 1 below) also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:
1.	The sum of all Purchase Payments (not including any Credit Enhancements), less any withdrawals (including systematic withdrawals) and withdrawal charges;
2.	The Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company; or
3.	The Stepped Up Death Benefit.
The Stepped Up Death Benefit is the largest result determined for the following calculation as of the date of receipt of instructions regarding payment of the death benefit:

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•	The Contract Value on each Contract Anniversary that occurs prior to the oldest Owner attaining age 81; plus

•	Any Purchase Payments received by the Company since the applicable Contract Anniversary; less

•
An adjustment for any withdrawals (including systematic withdrawals and withdrawals to pay advisory fees) and withdrawal charges made since the applicable anniversary. In the event of a withdrawal (including a systematic withdrawal and withdrawals to pay advisory fees), the Stepped Up Death Benefit is reduced as of the date of the withdrawal by a percentage found by dividing the withdrawal amount, including any applicable withdrawal charges, or premium taxes and any forfeited Credit Enhancements, by Contract Value immediately prior to the withdrawal.

If an Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner’s death, the death benefit will be as set forth in number 2 above.
This rider is available only if the age of the Owner at the time the Contract is issued is age 79 or younger. See the discussion under “Death Benefit.”
Example of the Annual Stepped Up Death Benefit . Assume:
(i)	The initial Purchase Payment is $50,000, and no additional Purchase Payments are added to the Contract.
(ii)	The Owner is 60 years old when the Contract is issued.
(iii)	The Owner takes no withdrawals between the date the Contract was issued and the date of the Owner’s death.
At the time the Contract is issued, the Stepped Up Death Benefit amount is the initial Purchase Payment or $50,000. Due to positive market performance, the Contract Value on the first Contract anniversary is $65,000. The Owner’s Stepped Up Death Benefit amount increases from $50,000 to $65,000. Due to negative market performance, the Contract Value has decreased to $49,000 on the second Contract anniversary. The Stepped Up Death Benefit amount remains at $65,000.
The Owner dies during the third Contract Year. At the time of the Owner’s death, the Contract Value is $55,000. The amount payable at death would be the greatest of (1) the sum of all Purchase Payments (not including any Credit Enhancements), less any withdrawals and withdrawal charges (in this case, $50,000); (2) the Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company (in this case, $55,000); or (3) the Stepped Up Death Benefit (in this case, $65,000). Thus, $65,000 is the death benefit.
The Stepped Up Death Benefit is calculated as of each of the following Valuation Dates: (a) each Contract anniversary; and (b) the date of any Purchase Payment or withdrawal. The Stepped Up Death Benefit is the largest result for the following calculation as of the date of receipt of instructions regarding payment of the death benefit:
•	The Contract Value on each Contract anniversary that occurs prior to the oldest Owner attaining age 81; plus

•	Any Purchase Payments received by the Company since the applicable Contract anniversary; less

•
An adjustment for any withdrawals (including systematic withdrawals) and withdrawal charges made since the applicable anniversary. In the event of a withdrawal (including a systematic withdrawal), the Stepped Up Death Benefit is reduced as of the date of the withdrawal by a percentage found by dividing the withdrawal amount, including any applicable withdrawal charges, or premium taxes and any forfeited Credit Enhancements, by Contract Value immediately prior to the withdrawal.

Example of a Reduction in the Stepped Up Death Benefit Amount as a Result of a Withdrawal . Assume:
(i)	The initial Purchase Payment is $50,000, and no additional Purchase Payments are added to the Contract.
(ii)	The Owner is 60 years old when the Contract is issued.

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At the time the Contract is issued, the Stepped Up Death Benefit amount is the initial Purchase Payment or $50,000. Due to positive market performance, the Contract Value on the first Contract anniversary is $65,000. The Owner’s Stepped Up Death Benefit amount increases from $50,000 to $65,000. Due to negative market performance, the Contract Value has decreased to $49,000 on the second Contract anniversary. The Stepped Up Death Benefit amount remains at $65,000.
The Owner takes a free withdrawal of $4,900 in the third Contract Year. The Contract Value prior to the withdrawal is $35,000. As a result of the withdrawal, the Stepped Up Death Benefit is reduced as follows:
Withdrawal amount / Contract Value prior to withdrawal
$4,900 / $35,000 = 0.14 or 14%
Stepped Up Death Benefit x 14%
$65,000 x 14% = $9,100
$65,000 - $9,100 = $55,900
The Stepped Up Death Benefit following the withdrawal is $55,900.
Example of a Reduction in the Stepped Up Death Benefit Amount as a Result of a Withdrawal to Pay Advisory Fees . Assume:
(i)	The initial Purchase Payment is $100,000, and no additional Purchase Payments are added to the Contract.
(ii)	The Stepped Up Death Benefit prior to the advisory fee withdrawal is $125,000.
The Owner makes a $1,000 withdrawal to pay advisory fees. The Stepped Up Death Benefit is reduced as follows:
Stepped Up Death Benefit Prior to Advisory Fee Withdrawal x [1 - (Advisory Fee Withdrawal Amount / Contract Value Prior to Advisory Fee Withdrawal)] =
$125,000 x [1 - ($1,000 / $100,000)] =
$125,000 x 1 - .01 = $123,750
The $1,000 withdrawal causes the Stepped Up Death Benefit to decrease by $1,250.
If an Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner’s death, the death benefit will be as set forth in number 2 above.
This rider is available only if the age of the Owner at the time the Contract is issued is age 79 or younger at issue. See the discussion under “Death Benefit.”
Extra Credit  — For an additional charge, as reflected in the Fee Table and the table of benefits above, this rider makes available a Credit Enhancement, which is an amount added to your Contract Value by the Company. You may purchase this rider only at issue. A Credit Enhancement of 4% of Purchase Payments, as elected in the application, will be added to Contract Value for each Purchase Payment made in the first Contract Year. Prior to February 1, 2010, a Credit Enhancement of 3% or 5% was also available for election. Any Credit Enhancement will be allocated among the Subaccounts in the same proportion as your Purchase Payment.
This rider is available only if the age of the Owner on the Contract Date is age 80 or younger. You may not select an Annuity Start Date that is prior to seven years from the effective date of the rider.
Example of the Credit Enhancement Applied to Initial and Subsequent Purchase Payments . Assume:
(i)	The Owner purchased the Contract with the 4.0% Extra Credit Rider.
(ii)	The initial Purchase Payment is $100,000.
The amount of the Credit Enhancement added to the Contract Value would be $4,000 ($100,000 x 4.0%). Thus, the Contract Value at issue would be $104,000.

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Six months later the Owner makes a Purchase Payment of $50,000. The additional Purchase Payment will increase the Contract Value by $52,000, the amount of the $50,000 Purchase Payment plus $2,000 ($50,000 x 4.0%).
In the event of a full and certain partial withdrawals, the Company will recapture all or part of any Credit Enhancement that has not yet vested. An amount equal to 1/7 of the Credit Enhancement will vest as of each Contract Date anniversary and the Credit Enhancement will be fully vested at the end of seven years from that date. The amount to be forfeited in the event of a withdrawal is equal to a percentage of the Credit Enhancement that has not yet vested. The percentage is determined for each withdrawal as of the date of the withdrawal by dividing:
1.	The amount of the withdrawal, including any applicable withdrawal charges, or premium taxes and any forfeited Credit Enhancements, less the free withdrawal amount, by
2.	Contract Value immediately prior to the withdrawal.
The Company will recapture Credit Enhancements on partial withdrawals only to the extent that total withdrawals in a Contract Year, including systematic withdrawals, exceed the free withdrawal amount. The free withdrawal amount is equal in the first Contract Year, to 10% of Purchase Payments, excluding any Credit Enhancements, made during the year and, for any subsequent Contract Year, to 10% of Contract Value as of the first Valuation Date of that Contract Year. In addition, the Company does not recapture Credit Enhancements on partial withdrawals made to pay the fees of your registered investment adviser, provided that your adviser has entered into a variable annuity adviser agreement with the Company.
The Company may recapture Credit Enhancements in the event of a full or partial withdrawal as described above. In addition, the Company could recapture the Credit Enhancement, if you exercised your right to return the Contract during the Free-Look period, in which case your Contract Value was reduced by the value of any Credit Enhancements applied. In the event of a withdrawal under the terms of the Waiver of Withdrawal Charge Rider, you will forfeit all or part of any Credit Enhancements applied during the 12 months preceding such a withdrawal. See “Waiver of Withdrawal Charge.” Death benefit proceeds may exclude all or part of any Credit Enhancements. See “Death Benefit” and the discussions of the death benefit riders in Appendix B.
Example of Credit Enhancement Vesting and Recapture upon Withdrawal in Excess of the Free Withdrawal Amount . Assume:
(i)	The Owner purchased the Contract with the 4.0% Extra Credit Rider.
(ii)	The initial Purchase Payment is $175,000.
The amount of the Credit Enhancement added to the Contract Value would be $7,000 ($175,000 x 4.0%). Thus, the Contract Value at issue would be $182,000.
An amount equal to 1/7 of the Credit Enhancement vests each Contract Anniversary, and the Credit Enhancement is fully vested seven years from the date the Contract was issued. Assuming no withdrawals in excess of the free withdrawal amount are taken during the first seven Contract Years, the table below shows how the $7,000 Credit Enhancement vests each year:
Beginning of Contract Year	Vested Credit Enhancement	Unvested Credit Enhancement
1	$0.00	$7,000
2	$1,000	$6,000
3	$2,000	$5,000
4	$3,000	$4,000
5	$4,000	$3,000
6	$5,000	$2,000
7	$6,000	$1,000
8	$7,000	$0.00

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Due to negative market performance, in Contract Year 3, the Contract Value is $100,000, and the free withdrawal amount is $10,000. The Owner requests a withdrawal of $20,000, $10,000 more than the free withdrawal amount. The Credit Enhancement recapture is calculated as follows:
( Withdrawal Amount - Free Withdrawal Amount)                                    x   Unvested Credit  =
(Contract Value Prior to Withdrawal - Unvested Credit Enhancement)           Enhancement
($20,000 - $10,000) x $5,000 = $526.32   ($100,000 - $5,000)
The Company expects to make a profit from the charge for this rider and funds payment of the Credit Enhancements through the rider charge and the vesting schedule. The Extra Credit Rider may make sense for you only if you expect your average annual return (net of expenses of the Contract and the Underlying Funds) to exceed the applicable amount set forth in the table below, and you do not expect to make Purchase Payments to the Contract after the first Contract Year. The returns below represent the amount that must be earned each year during the seven-year period beginning on the Contract Date to break even on the rider. The rate of return assumes that all Purchase Payments are made during the first Contract Year when the Credit Enhancement is applied to Purchase Payments. If Purchase Payments are made in subsequent Contract Years, the applicable rider charge will be higher and no off-setting Credit Enhancement will be available. As a result, the rate of return required to break even would be higher.
If your actual returns are greater than the amounts set forth below and you make no Purchase Payments after the first Contract Year, you will profit from the purchase of the rider. If your actual returns are less, for example, in a down market, or if you make additional Purchase Payments that are not eligible for the Credit Enhancement, you will be worse off than if you had not purchased the rider. Please note that the returns below are net of Contract and Underlying Fund expenses so that you would need to earn the amount in the table plus the amount of applicable expenses to break even on the rider.
Interest Rate	Rate of Return (net of expenses)
3%*	-5.00%
4%	-1.50%
5%*	0.80%
*Effective February 1, 2010, the 3% and 5% Credit Enhancements were no longer available for election with the Extra Credit rider .

The Internal Revenue Code generally requires that interests in a Qualified Contract be nonforfeitable, and it is unclear whether the Credit Enhancement feature is consistent with those requirements. Consult a tax advisor before purchasing this rider as part of a Qualified Contract.
Prior to May 1, 2010 on a non-discriminatory basis, the Company paid the additional Credit Enhancement in connection with a Contract purchased by customers of certain broker-dealers who exchanged their current contract for this Contract and paid a withdrawal charge on the exchange. When such a customer purchased a Credit Enhancement of 5%, the Company added an additional Credit Enhancement to the customer’s initial Purchase Payment. The Company determined the amount of any additional Credit Enhancement by subtracting the 5% Credit Enhancement from the withdrawal charge amount assessed on the customer’s exchanged annuity contract. The Company required that it be notified when a purchase was made that qualified under this provision. There was no charge for this additional Credit Enhancement above the charge for the Extra Credit Rider at 5%. Any additional Credit Enhancement amount was subject to recapture in the event that the Owner exercised his or her right to return the Contract during the Free-Look period and was subject to a withdrawal charge.
Waiver of Withdrawal Charge — For an additional charge, as reflected in the Fee Table and the table of benefits above, this rider makes available a waiver of withdrawal charge in the event of your (1) total and permanent disability prior to age 65, (2) confinement to a nursing home, or (3) terminal illness.
The rider defines confinement to a hospital or nursing facility, as follows: (1) you have been confined to a “hospital” or “qualified skilled nursing facility” for at least 90 consecutive days prior to the date of the withdrawal; and (2) you are so confined when the Company receives the waiver request and first became so confined after the Contract Date.

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The Company defines terminal illness as follows: (1) the Owner has been diagnosed by a licensed physician with a “terminal illness”; and (2) such illness was first diagnosed after the Contract was issued.
The Company defines disability as follows: (1) the Owner is unable, because of physical or mental impairment, to perform the material and substantial duties of any occupation for which the Owner is suited by means of education, training or experience; (2) the impairment has been in existence for more than 180 days and began before the Owner attained age 65 and after the Contract Date; and (3) the impairment is expected to result in death or be long-standing and indefinite.
Prior to making a withdrawal pursuant to this rider, you must submit to the Company a properly completed claim form and a written physician’s statement acceptable to the Company. The Company will also accept as proof of disability a certified Social Security finding of disability.
The Company reserves the right to have a physician of its choice examine the Owner to determine if the Owner is eligible for a waiver. The confinement to a nursing home provision of the Waiver of Withdrawal Charge rider is not available in California and Massachusetts. The terminal illness provision of the Waiver of Withdrawal Charge rider is not available in California and New Jersey.
If you have also purchased the Extra Credit Rider, you will forfeit all or part of any Credit Enhancements applied during the 12 months preceding any withdrawal pursuant to this rider. The amount of Credit Enhancements to be forfeited is a percentage determined by dividing the amount of the withdrawal by the total Purchase Payments made in the 12 months preceding the withdrawal. This means that if the withdrawal amount exceeds the Purchase Payment(s) made during the 12 months preceding the withdrawal, 100% of any Credit Enhancements paid will be forfeited.  The maximum percentage that may be forfeited is 100% of Credit Enhancements earned during the 12 months preceding the withdrawal. Note that if you purchase the Contract with this rider after age 65, you will receive no benefit from the disability portion of this rider and the annual rider charge will remain the same.
Example of the Waiver of Withdrawal Charge . Assume:
(i)	The Owner is diagnosed with a terminal illness after the Contract is issued.
(ii)	The Owner requests a withdrawal of $25,000 in Contract Year 3.
(iii)	The free withdrawal amount for Contract Year 3 is $10,000.
Without the Waiver of Withdrawal Charge Rider, the charge applicable to the $25,000 withdrawal would be $900 (($25,000 - $10,000) x 6.0%), and the Owner would receive $24,100 ($25,000 - $900). With the Waiver of Withdrawal Charge Rider, the $900 charge is waived, and the Owner receives the full $25,000.
Example of Credit Enhancement Recapture if the Extra Credit Rider is Purchased with the Waiver of Withdrawal Charge Rider. Assume:
(i)	The Owner purchased the 4.0% Extra Credit Rider and Waiver of Withdrawal Charge Rider at Contract issue.
(ii)	The initial Purchase Payment was $100,000
(ii)	The Owner was younger than age 65 when the Contract was purchased.
At the time the Contract is issued, $4,000 is applied as a Credit Enhancement.  Assume that six months after Contract issue, the Owner requests a withdrawal of $5,000.  The Credit Enhancement is recaptured from this withdrawal as follows:
     Withdrawal Amount        x Credit Enhancements Applied in Last 12 Months =
Total Purchase Payments
Made in Last 12 Months
$5,000    x  $4,000 = $200
$100,000
Alternate Withdrawal Charge — For an additional charge, as reflected in the Fee Table and the table of benefits above, this rider makes available an alternative withdrawal charge schedule. You may select one of the following schedules at the time of purchase of the rider, which is available only at issue.

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0-Year Schedule		4-Year Schedule
Purchase Payment Age (in years)	Withdrawal Charge	Purchase Payment Age (in years)	Withdrawal Charge
0 and over	0%	1	7%
		2	7%
		3	6%
		4	5%
		5 and over	0%

If you purchase one of these riders , the withdrawal charge schedule above will apply in lieu of the 7‑year withdrawal charge schedule described under “Contingent Deferred Sales Charge.” If the 4-Year Alternate Withdrawal Charge Rider has not yet been approved in your state, you may purchase a 3-Year Alternate Withdrawal Charge Rider, which provides a withdrawal charge of 7%, 6%, 5% and 0%, respectively, based upon Purchase Payment age (in years) of 1, 2, 3 and over. If you have also purchased the Extra Credit Rider, you may forfeit all or part of any Credit Enhancement in the event of a full or partial withdrawal. The amount of the Credit Enhancement forfeiture is calculated in accordance with the Extra Credit Rider. See “Extra Credit.” If you do not plan to take withdrawals in excess of the free withdrawal amount within seven years of the Contract Date, this rider is not appropriate for you. See “Extra Credit .”
Fees for these riders will continue to apply even after the withdrawal charges under the seven-year withdrawal charge schedule are no longer applicable. Fees for these riders are imposed until the Annuity Start Date if Annuity Options 1 through 4, 7, or 8 are chosen and for the life of the Contract if Annuity Options 5 or 6 are chosen. The 4-Year Alternate Withdrawal Charge Rider provides a potential benefit only if a withdrawal is taken in the five to seven years after the applicable Purchase Payment date because for the first four years after the Purchase Payment date, the withdrawal charges are the same as they would be under the seven-year schedule. The Company expects to make a profit from the charge for these riders.
Example of the 0-Year Alternate Withdrawal Charge . Assume:
(i)	The Owner purchased the Contract with the 0-Year Alternate Withdrawal Charge Rider.
(ii)	The Owner requests a withdrawal of $25,000 in Contract Year 2.
(iii)	The free withdrawal amount for Contract Year 2 is $10,000.
Without the 0-Year Alternate Withdrawal Charge Rider, the charge applicable to the $25,000 withdrawal would be $1,050, calculated as follows: ($25,000 - $10,000) x 7% Withdrawal Charge, and the Owner would receive $23,950 ($25,000 - $1,050). With the 0-Year Alternate Withdrawal Charge Rider, there is no Withdrawal Charge, and the Owner receives the full $25,000.
Example of the 4-Year Alternate Withdrawal Charge . Assume:
(i)	The Owner purchased the Contract with the 4-Year Alternate Withdrawal Charge Rider.
(ii)	The Owner requests a withdrawal of $25,000 in Contract Year 5.
(iii)	The free withdrawal amount for Contract Year 5 is $10,000.
Without the 4-Year Alternate Withdrawal Charge Rider, the charge applicable to the $25,000 withdrawal would be $600, calculated as follows: ($25,000 - $10,000) x 4% Withdrawal Charge, and the Owner would receive $24,400 ($25,000 - $600). With the 4-Year Alternate Withdrawal Charge Rider, there is no Withdrawal Charge, and the Owner receives the full $25,000
Waiver of Withdrawal Charge—15 Years or Disability — This Rider makes available a waiver of any withdrawal charge if at the time of withdrawal:
•	The Contract has been in force for 15 or more Contract Years; or

•	The Owner has become totally and permanently disabled after the Contract Date and prior to age 65.

Effective as of the date of the first withdrawal under the terms of this Rider, no additional Purchase Payments may be made to the Contract.

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Example of the Waiver of Withdrawal Charge—15 Years or Disability . Assume:
(i)	The Owner purchased the Contract with the Waiver of Withdrawal Charge—15 Years or Disability Rider.
(ii)	The Owner meets the criteria for total and permanent disability after the Contract Date and prior to age 65.
(iii)	The Owner requests a withdrawal of $25,000 in Contract Year 3.
(iv)	The free withdrawal amount for Contract Year 3 is $10,000.
Without the Waiver of Withdrawal Charge—15 Years or Disability Rider, the charge applicable to the $25,000 withdrawal would be $900, calculated as follows: ($25,000 - $10,000) x 6% Withdrawal Charge, and the Owner would receive $24,100 ($25,000 - $900). With the Waiver of Withdrawal Charge—15 Years or Disability Rider, there is no Withdrawal Charge, and the Owner receives the full $25,000.
Riders Available for Purchase Only Prior to February 1, 2010 — A number of other riders previously offered with the Contract are no longer available for purchase. Please refer to Appendix B – Riders Available Only Prior To February 1, 2010 for descriptions of these riders.

Annuity Period

General — You select the Annuity Start Date at the time of application. The Annuity Start Date may not be prior to the third Contract anniversary and may not be deferred beyond the Annuitant’s 95th birthday, although the terms of a Qualified Plan and the laws of certain states may require that you start annuity payments at an earlier age. If you do not select an Annuity Start Date, the Annuity Start Date will be the later of the Annuitant’s 70th birthday or the tenth Contract anniversary. For Contracts issued in Arizona, if no Annuity Start Date is selected, the Annuity Start Date will be the Annuitant’s 95th birthday. If you do not select an Annuity Option, annuity payments will not begin until you make a selection, which may be after the Annuity Start Date. Any applicable death benefit will terminate at the Annuity Start Date without value. See “Selection of an Option.” If there are Joint Annuitants, the birth date of the older Annuitant will be used to determine the latest Annuity Start Date.
On the Annuity Start Date, the proceeds under the Contract will be applied to provide an annuity under one of the options described below. Each option is available in two forms—either as a variable annuity for use with the Subaccounts or as a fixed annuity for use with the Fixed Account. A combination variable and fixed annuity is also available. Variable annuity payments will fluctuate with the investment performance of the applicable Subaccounts while fixed annuity payments will not. Unless you direct otherwise, proceeds derived from Contract Value allocated to the Subaccounts will be applied to purchase a variable annuity and proceeds derived from Contract Value allocated to the Fixed Account will be applied to purchase a fixed annuity. The proceeds under the Contract will be equal to your Contract Value in the Subaccounts and the Fixed Account as of the Annuity Start Date, reduced by any applicable premium taxes, any outstanding Contract Debt and, for Options 1 through 4, 7 and 8, a pro rata account administration charge, if applicable.
The Contract provides for eight Annuity Options. The Company may make other Annuity Options available upon request. The Company may discontinue the availability of one or more of these options at any time but will always offer a variable annuity option. Annuity payments under Annuity Options 1 through 4, 7 and 8 are based upon annuity rates that vary with the Annuity Option selected. In the case of Annuity Options 1 through 4 and 8, the annuity rates will vary based on the age and sex of the Annuitant, except that unisex rates are available where required by law. The annuity rates reflect the Annuitant’s life expectancy based upon the Annuitant’s age as of the Annuity Start Date and the Annuitant’s gender, unless unisex rates apply. The annuity rates are based upon the 1983(a) mortality table with mortality improvement under Projection Scale G and are adjusted to reflect an assumed interest rate of 3.5%, compounded annually for the variable annuity. In case of Annuity Option 7, the annuity rate is determined without reference to the age or sex of the Annuitant and is based upon the assumed interest rate. In the case of Annuity Options 5 and 6 as described below, annuity payments are based upon Contract Value without regard to annuity rates.
Annuity Options 1 through 4 and 8 provide for payments to be made during the lifetime of the Annuitant. Annuity payments under such options cease in the event of the Annuitant’s death, unless the option provides for a guaranteed minimum number of payments, for example a life income with guaranteed payments of 5, 10, 15 or 20 years. The level of annuity payments will be greater for shorter guaranteed periods and less for longer guaranteed periods.

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Similarly, payments will be greater for life annuities than for joint and survivor annuities, because payments for life annuities are expected to be made for a shorter period.
You may elect to receive annuity payments on a monthly, quarterly, semiannual, or annual basis, although no payments will be made for less than $100. If the frequency of payments selected would result in payments of less than $100, the Company reserves the right to change the frequency. For example, if you select monthly payments and your payment amount would be $75 per month, the Company could elect to change your payment frequency to quarterly as less frequent payments will result in a larger payment amount (assuming the same amount is applied to purchase the annuity).
You may designate or change an Annuity Start Date, Annuity Option, or Annuitant, provided proper written notice is received by the Company at its Administrative Office at least 30 days prior to the Annuity Start Date set forth in the Contract. The date selected as the new Annuity Start Date must be at least 30 days after the date written notice requesting a change of Annuity Start Date is received at the Company’s Administrative Office.
Once annuity payments have commenced under Annuity Options 1 through 4 and 8, an Annuitant or Owner cannot change the Annuity Option and cannot make partial withdrawals or surrender his or her annuity for the Withdrawal Value. An Owner also cannot change the Annuity Option or make partial withdrawals or surrender his or her annuity for the Withdrawal Value if he or she has elected fixed annuity payments under Annuity Option 7. Under Annuity Options 5 and 6, an Owner may make full or partial withdrawals of Contract Value (other than systematic withdrawals), subject to any applicable withdrawal charge, premium tax charge, and pro rata account administration charge.
If an Owner has elected variable annuity payments or a combination of variable and fixed annuity payments under Annuity Option 7, an Owner may elect to withdraw the present value of future annuity payments, commuted at the assumed interest rate, subject to a reduction for any applicable withdrawal charge and any uncollected premium tax. If the Owner elects a partial withdrawal under Annuity Option 7, future variable annuity payments will be reduced as a result of such withdrawal. The Company will make payment in the amount of the partial withdrawal requested and will reduce the amount of future annuity payments by a percentage that is equal to the ratio of (i) the partial withdrawal, plus any applicable withdrawal charge and any uncollected premium tax, over (ii) the present value of future annuity payments, commuted at the assumed interest rate. The number of Annuity Units in calculating future variable annuity payments is reduced by the applicable percentage. The tax treatment of partial withdrawals taken after the Annuity Start Date is uncertain. Consult a tax advisor before requesting a withdrawal after the Annuity Start Date. The Owner may not make systematic withdrawals under Option 7. See “Value of Variable Annuity Payments: Assumed Interest Rate” for more information with regard to how the Company calculates variable annuity payments.
An Owner or Annuitant may transfer Contract Value among the Subaccounts during the Annuity Period, as was available during the accumulation phase, if variable annuity payments have been selected.
The Contract specifies annuity tables for Annuity Options 1 through 4, 7 and 8, described below. The tables contain the guaranteed minimum dollar amount (per $1,000 applied) of the first annuity payment for a variable annuity and each annuity payment for a fixed annuity.
Annuity Options —
Option 1 — Life Income. Periodic annuity payments will be made during the lifetime of the Annuitant. It is possible under this Option for any Annuitant to receive only one annuity payment if the Annuitant’s death occurred prior to the due date of the second annuity payment, two if death occurred prior to the due date of the third annuity payment, etc. There is no minimum number of payments guaranteed under this option. Payments will cease upon the death of the Annuitant regardless of the number of payments received.
Option 2 — Life Income with Guaranteed Payments of 5, 10, 15 or 20 Years. Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that if, at the death of the Annuitant, payments have been made for less than a stated period, which may be 5, 10, 15 or 20 years, as elected by the Owner, annuity payments will be continued during the remainder of such period to the Designated Beneficiary. Upon the Annuitant’s death after the period certain, no further annuity payments will be made. If you have elected the Guaranteed Minimum Income Benefit Rider, you may apply the Minimum Income Benefit to purchase a fixed Life Income Annuity with a 10-year period certain. The annuity rates under the rider are based upon the 1983(a) Projection Scale G and an interest rate of 2½% in lieu of the rate described above.

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Option 3 — Life with Installment or Unit Refund Option. Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that, if at the death of the Annuitant, the number of payments that has been made is less than the number determined by dividing the amount applied under this Option by the amount of the first payment, annuity payments will be continued to the Designated Beneficiary until that number of payments has been made. For example, if the Annuity start amount was $100,000 and the calculated monthly annuity payment was $550, 182 payments ($100,000 / $550) would be guaranteed for the life of the Annuitant. This means if the Annuitant dies before 182 payments have been made, the remaining annuity payments will be continued to the Designated Beneficiary.
Option 4 —
A. Joint and Last Survivor. Annuity payments will be made as long as either Annuitant is living. Upon the death of one Annuitant, annuity payments continue to the surviving Annuitant at the same or a reduced level of 75%, 66 2/3% or 50% of annuity payments as elected by the Owner at the time the Annuity Option is selected. With respect to fixed annuity payments, the amount of the annuity payment, and with respect to variable annuity payments, the number of Annuity Units used to determine the annuity payment, is reduced as of the first annuity payment following the Annuitant’s death. It is possible under this Option for only one annuity payment to be made if both Annuitants died prior to the second annuity payment due date, two if both died prior to the third annuity payment due date, etc. As in the case of Option 1, there is no minimum number of payments guaranteed under this Option 4A. Payments cease upon the death of the last surviving Annuitant, regardless of the number of payments received.
B. Joint and Last Survivor with Guaranteed Payments of 5, 10, 15 or 20 Years. You may also select Option 4 with guaranteed payments. Annuity payments will be made as long as either Annuitant is living. Upon the death of one Annuitant, annuity payments continue to the surviving Annuitant at the same level with the promise that if, at the death of the both Annuitants, payments have been made for less than a stated period, which may be five, ten, fifteen or twenty years, as elected by the Owner, annuity payments will be continued during the remainder of such period to the Designated Beneficiary. Upon the last death of the Annuitants after the period certain, no further annuity payments will be made. If you have elected the Guaranteed Minimum Income Benefit Rider, you may apply the Minimum Income Benefit to purchase a fixed Joint and Last Survivor Annuity with a 10-year period certain. The annuity rates under the rider are based upon the 1983(a) mortality table with mortality improvement under Projection Scale G and an interest rate of 2½% in lieu of the rate described above.
Option 5 — Payments For a Specified Period. Periodic annuity payments will be made for a fixed period, which may be from 5 to 20 years, as elected by the Owner. The amount of each annuity payment is determined by dividing Contract Value by the number of annuity payments remaining in the period. If, at the death of all Annuitants, payments have been made for less than the selected fixed period, the remaining unpaid payments will be paid to the Designated Beneficiary. The Company will continue to deduct any applicable monthly rider charge and pro rata account administration charge from Contract Value if you elect this option.
Option 6 — Payments of a Specified Amount. Periodic annuity payments of the amount elected by the Owner will be made until Contract Value is exhausted, with the guarantee that, if, at the death of all Annuitants, all guaranteed payments have not yet been made, the remaining unpaid payments will be paid to the Designated Beneficiary. The Company will continue to deduct any applicable monthly rider charge and pro rata account administration charge from Contract Value if you elect this option.
Option 7 — Period Certain. Periodic annuity payments will be made for a stated period, which may be 5, 10, 15 or 20 years, as elected by the Owner. This option differs from Option 5 in that annuity payments are calculated on the basis of Annuity Units rather than as a percentage of Contract Value. If the Annuitant dies prior to the end of the period, the remaining payments will be made to the Designated Beneficiary.
Option 8 — Joint and Contingent Survivor Option. Periodic annuity payments will be made during the life of the primary Annuitant. Upon the death of the primary Annuitant, payments will be made to the contingent Annuitant during his or her life. If the contingent Annuitant is not living upon the death of the primary Annuitant, no payments will be made to the contingent Annuitant. It is possible under this Option for only one annuity payment to be made if both Annuitants died prior to the second annuity payment due date, two if both died prior to the third annuity payment due date, etc. As in the case of Options 1 and 4A, there is no minimum number of payments guaranteed under this Option. Payments cease upon the death of the last surviving Annuitant, regardless of the number of payments received.
Value of Variable Annuity Payments: Assumed Interest Rate. The annuity tables in the Contract which are used to calculate variable annuity payments for Annuity Options 1 through 4, 7 and 8 are based on an “assumed

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interest rate” of 3½%, compounded annually. Variable annuity payments generally increase or decrease from one annuity payment date to the next based upon the performance of the applicable Subaccounts during the interim period adjusted for the assumed interest rate. If the performance of the Subaccount selected is equal to the assumed interest rate, the annuity payments will remain constant. If the performance of the Subaccounts is greater than the assumed interest rate, the annuity payments will increase and if it is less than the assumed interest rate, the annuity payments will decline. A higher assumed interest rate would mean a higher initial annuity payment but the amount of the annuity payment would increase more slowly in a rising market (or the amount of the annuity payment would decline more rapidly in a declining market). A lower assumption would have the opposite effect.
The Company calculates variable annuity payments under Options 1 through 4, 7 and 8 using Annuity Units. The value of an Annuity Unit for each Subaccount is determined as of each Valuation Date and was initially $1.00. The Annuity Unit value of a Subaccount as of any subsequent Valuation Date is determined by adjusting the Annuity Unit value on the previous Valuation Date for (1) the interim performance of the corresponding Underlying Fund; (2) any dividends or distributions paid by the corresponding Underlying Fund; (3) the mortality and expense risk and administration charges; (4) the charges, if any, that may be assessed by the Company for taxes attributable to the operation of the Subaccount; and (5) the assumed interest rate.
The Company determines the number of Annuity Units used to calculate each variable annuity payment as of the Annuity Start Date. As discussed above, the Contract specifies annuity rates for Options 1 through 4, 7 and 8 for each $1,000 applied to an Annuity Option. The proceeds under the Contract as of the Annuity Start Date, are divided by $1,000 and the result is multiplied by the rate per $1,000 specified in the annuity tables to determine the initial annuity payment for a variable annuity and the guaranteed monthly annuity payment for a fixed annuity.
On the Annuity Start Date, the Company divides the initial variable annuity payment by the value as of that date of the Annuity Unit for the applicable Subaccount to determine the number of Annuity Units to be used in calculating subsequent annuity payments. If variable annuity payments are allocated to more than one Subaccount, the number of Annuity Units will be determined by dividing the portion of the initial variable annuity payment allocated to a Subaccount by the value of that Subaccount’s Annuity Unit as of the Annuity Start Date. The initial variable annuity payment is allocated to the Subaccounts in the same proportion as the Contract Value is allocated as of the Annuity Start Date. The number of Annuity Units will remain constant for subsequent annuity payments, unless the Owner transfers Annuity Units among Subaccounts or makes a withdrawal under Option 7.
Subsequent variable annuity payments are calculated by multiplying the number of Annuity Units allocated to a Subaccount by the value of the Annuity Unit as of the date of the annuity payment. If the annuity payment is allocated to more than one Subaccount, the annuity payment is equal to the sum of the payment amounts determined for each Subaccount.
Selection of an Option — You should carefully review the Annuity Options with your financial or tax adviser. If you have questions about the calculation of the payment amount under a particular Annuity Option, you can contact the Company at 1-800-888-2461 For Contracts used in connection with a Qualified Plan, reference should be made to the terms of the particular plan and the requirements of the Internal Revenue Code for pertinent limitations respecting annuity payments and other matters. For instance, Qualified Plans generally require that distributions begin no later than April 1 of the calendar year following the year in which the Annuitant reaches age 72. In addition, under a Qualified Plan, not all Annuity Options will satisfy required minimum distribution rules, particularly as those rules apply to your beneficiary after your death. Beginning with Owner deaths occurring on or after January 1, 2020, subject to certain exceptions, most non-spouse beneficiaries must complete distributions within ten years of the Owner’s death in order to satisfy required minimum distribution rules. Consult a tax advisor before electing an Annuity Option.
The Fixed Account

The Fixed Account is not available in all states. If the Fixed Account is available under your Contract, you may allocate all or a portion of your Purchase Payments and transfer Contract Value to the Fixed Account. Amounts allocated to the Fixed Account become part of the Company’s General Account, which supports the Company’s insurance and annuity obligations. The General Account is subject to regulation and supervision by the Kansas Insurance Department and is also subject to the insurance laws and regulations of other jurisdictions in which the Contract is distributed. In reliance on certain exemptive and exclusionary provisions, interests in the Fixed Account

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have not been registered as securities under the Securities Act of 1933 (the “1933 Act”) and the Fixed Account has not been registered as an investment company under the Investment Company Act of 1940 (the “1940 Act”). Accordingly, neither the Fixed Account nor any interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act. This disclosure, however, is subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in this Prospectus. This Prospectus is generally intended to serve as a disclosure document only for aspects of a Contract involving the Separate Account and contains only selected information regarding the Fixed Account. For more information regarding the Fixed Account, see “The Contract.”
Amounts allocated to the Fixed Account become part of the General Account of the Company, which consists of all assets owned by the Company other than those in the Separate Account and other separate accounts of the Company. Subject to applicable law, the Company has sole discretion over investment of the assets of its General Account. Please note that any amounts we guarantee in connection with the Fixed Account are subject to our financial strength and claims-paying ability.
Interest — Contract Value allocated to the Fixed Account earns interest at a fixed rate or rates that are paid by the Company. The Contract Value in the Fixed Account earns interest at an interest rate that is guaranteed to be at least a specified minimum rate (“Guaranteed Rate”). The Guaranteed Rate accrues daily and ranges from an annual effective rate of 1% to 3% based upon the state in which the Contract is issued and the requirements of that state. Such interest will be paid regardless of the actual investment experience of the Fixed Account. The principal, after charges and deductions, also is guaranteed. In addition, the Company may in its discretion pay interest at a rate (“Current Rate”) that exceeds the Guaranteed Rate. The Company will determine the Current Rate, if any, from time to time. Because the Company may declare a Current Rate in its sole discretion, you assume the risk that interest credited to Contract Value in the Fixed Account may not exceed the Guaranteed Rate.
Contract Value allocated or transferred to the Fixed Account will earn interest at the Guaranteed Rate (or Current Rate, if any, in effect on the date such portion of Contract Value is allocated or transferred to the Fixed Account). The Current Rate paid on any such portion of Contract Value allocated or transferred to the Fixed Account will be guaranteed for rolling periods of one or more years (each a “Guarantee Period”). The Company currently offers only Guarantee Periods of one year. Upon expiration of any Guarantee Period, a new Guarantee Period of the same duration begins with respect to that portion of Contract Value, which will earn interest at the Current Rate, if any, declared on the first day of the new Guarantee Period.
Because the Company may, in its sole discretion, anticipate changing the Current Rate from time to time, Contract Value allocated or transferred to the Fixed Account at one point in time may be credited with a different Current Rate than amounts allocated or transferred to the Fixed Account at another point in time. For example, amounts allocated to the Fixed Account in June may be credited with a different current rate than amounts allocated to the Fixed Account in July. In addition, if Guarantee Periods of different durations are offered, Contract Value allocated or transferred to the Fixed Account for a Guarantee Period of one duration may be credited with a different Current Rate than amounts allocated or transferred to the Fixed Account for a Guarantee Period of a different duration. Therefore, at any time, various portions of your Contract Value in the Fixed Account may be earning interest at different Current Rates depending upon the point in time such portions were allocated or transferred to the Fixed Account and the duration of the Guarantee Period. The Company bears the investment risk for the Contract Value allocated to the Fixed Account and for paying interest at the Guaranteed Rate on amounts allocated to the Fixed Account.
For purposes of determining the interest rates to be credited on Contract Value in the Fixed Account, transfers from the Fixed Account pursuant to the Dollar Cost Averaging or Asset Reallocation Options will be deemed to be taken in the following order: (1) from any portion of Contract Value allocated to the Fixed Account for which the Guarantee Period expires during the calendar month in which the withdrawal, loan, or transfer is effected; (2) then in the order beginning with that portion of such Contract Value which has the longest amount of time remaining before the end of its Guarantee Period and (3) ending with that portion which has the least amount of time remaining before the end of its Guarantee Period. For more information about transfers and withdrawals from the Fixed Account, see “Transfers and Withdrawals From the Fixed Account.”
If permitted by your Contract, the Company may discontinue accepting Purchase Payments or transfers into the Fixed Account at any time.

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Death Benefit — The death benefit under the Contract will be determined in the same fashion for a Contract that has Contract Value allocated to the Fixed Account as for a Contract that has Contract Value allocated to the Subaccounts. See “Death Benefit.”
Contract Charges — Premium taxes and the account administration, optional Rider, and withdrawal charges will be the same for Owners who allocate Purchase Payments or transfer Contract Value to the Fixed Account as for those who allocate Purchase Payments or transfer Contract Value to the Subaccounts. For Contract Value that is allocated to the Fixed Account, any optional rider charges are deducted from current interest. The charges for mortality and expense risks and the administration charge will not be assessed against the Fixed Account, and any amounts that the Company pays for income taxes allocable to the Subaccounts will not be charged against the Fixed Account. In addition, you will not pay directly or indirectly the investment advisory fees and operating expenses of the Underlying Funds to the extent Contract Value is allocated to the Fixed Account; however, you also will not participate in the investment experience of the Subaccounts.
Transfers and Withdrawals from the Fixed Account — You may transfer amounts from the Subaccounts to the Fixed Account and from the Fixed Account to the Subaccounts, subject to the following limitations. Transfers from the Fixed Account are allowed only (1) during the calendar month in which the applicable Guarantee Period expires, (2) pursuant to the Dollar Cost Averaging Option, provided that such transfers are scheduled to be made over a period of not less than one year, and (3) pursuant to the Asset Reallocation Option, provided that, upon receipt of the Asset Reallocation request, Contract Value is allocated among the Fixed Account and the Subaccounts in the percentages selected by the Owner without violating the restrictions on transfers from the Fixed Account set forth in (1) above. Accordingly, if you desire to implement the Asset Reallocation Option, you should do so at a time when Contract Value may be transferred from the Fixed Account to the Subaccounts without violating the restrictions on transfers from the Fixed Account. Once you implement an Asset Reallocation Option, the restrictions on transfers will not apply to transfers made pursuant to the Option.
The minimum amount that you may transfer from the Fixed Account to the Subaccounts is the lesser of (i) $25 or (ii) the amount of Contract Value for which the Guarantee Period expires in the calendar month that the transfer is effected. Transfers of Contract Value pursuant to the Dollar Cost Averaging and Asset Reallocation Options are not currently subject to any minimums. The Company reserves the right to limit the number of transfers permitted each Contract Year to 14 transfers, to suspend transfers and to limit the amount that may be subject to transfers. See “Transfers of Contract Value.”
If Purchase Payments are allocated (except Purchase Payments made pursuant to an Automatic Investment Program), or Contract Value is transferred, to the Fixed Account, any transfers from the Fixed Account in connection with the Dollar Cost Averaging or Asset Reallocation Options will automatically terminate as of the date of such Purchase Payment or transfer. You may reestablish Dollar Cost Averaging or Asset Reallocation by submitting a written request to the Company. However, if for any reason a Dollar Cost Averaging Option is canceled, you may only reestablish the option after the expiration of the next anniversary that corresponds to the period selected in establishing the option.
You may also make full or partial withdrawals to the same extent as if you had allocated Contract Value to the Subaccounts. However, no partial withdrawal request will be processed which would result in the withdrawal of Contract Value from the Loan Account. See “Full and Partial Withdrawals” and “Systematic Withdrawals.” In addition, to the same extent as Owners with Contract Value in the Subaccounts, the Owner of a Contract used in connection with a Qualified Plan may obtain a loan if so permitted under the terms of the Qualified Plan. See “Loans.”
Payments from the Fixed Account — Full and partial withdrawals, loans, and transfers from the Fixed Account may be delayed for up to six months after a request in good order is received by the Company at its Administrative Office. During the period of deferral, interest at the applicable interest rate or rates will continue to be credited to the amounts allocated to the Fixed Account.
More About the Contract

Ownership — The Owner is the person named as such in the application or in any later change shown in the Company’s records. While living, the Owner alone has the right to receive all benefits and exercise all rights that the Contract grants or the Company allows.

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Designation and Change of Beneficiary — The Designated Beneficiary is the person having the right to the death benefit, if any, payable upon the death of the Owner prior to the Annuity Start Date. The Designated Beneficiary is the first person on the following list who, if a natural person, is alive on the date of death of the Owner: the Owner; the Primary Beneficiary; the Secondary Beneficiary; the Annuitant; or if none of the above are alive, the Owner’s estate. The Primary Beneficiary is the individual named as such in the application or any later change shown in the Company’s records. The Primary Beneficiary will receive the death benefit of the Contract only if he or she is alive on the date of death of the Owner prior to the Annuity Start Date. Because the death benefit of the Contract goes to the first person on the above list who is alive on the date of death of the Owner, careful consideration should be given to the manner in which the Contract is registered, as well as the designation of the Primary Beneficiary. The Owner may change the Primary Beneficiary at any time while the Contract is in force by written request on forms provided by the Company and received by the Company at its Administrative Office. The change will not be binding on the Company until it is received and recorded at its Administrative Office. The change will be effective as of the date this form is signed subject to any payments made or other actions taken by the Company before the change is received and recorded. A Secondary Beneficiary may be designated. The Owner may designate a permanent Beneficiary whose rights under the Contract cannot be changed without his or her consent.
Reference should be made to the terms of a particular Qualified Plan and any applicable law for any restrictions or limitations on the designation of a Beneficiary. Some qualified plans do not allow the designation of any primary beneficiary other than a spouse unless the spouse consents to such designation and the consent is witnessed by a plan representative or a notary public. Not all Annuity Options will satisfy required minimum distribution rules for every Beneficiary.
Dividends — The Contract does not share in the surplus earnings of the Company, and no dividends will be paid.
Payments from the Separate Account — The Company generally will pay any full or partial withdrawal (including a systematic withdrawal) or death benefit proceeds from Contract Value allocated to the Subaccounts, within seven days after a proper request is received at the Company’s Administrative Office. However, the Company can postpone such a payment from the Subaccounts to the extent permitted under applicable law, which is currently permissible only for any period:
•	During which the New York Stock Exchange is closed other than customary weekend and holiday closings,

•	During which trading on the New York Stock Exchange is restricted as determined by the SEC,

•
During which an emergency, as determined by the SEC, exists as a result of which (i) disposal of securities held by the Separate Account is not reasonably practicable, or (ii) it is not reasonably practicable to determine the value of the assets of the Separate Account, or

•	For such other periods as the SEC may by order permit for the protection of investors.

The Company reserves the right to delay payments of any full or partial withdrawal until all of your Purchase Payment checks have been honored by your bank.
If, pursuant to SEC rules, the Invesco V.I. Government Money Market Fund chooses to suspend payment of redemption proceeds by imposing a temporary “redemption gate”, we will delay payment of any transfer, full or partial withdrawal, or death benefit from the Invesco V.I. Government Money Market Subaccount until the Fund redemption gate has been lifted.
Proof of Age and Survival — The Company may require proof of age or survival of any person on whose life annuity payments depend.
Misstatements — If you misstate the age or sex of an Annuitant or age of the Owner, the correct amount paid or payable by the Company under the Contract shall be such as the Contract Value would have provided for the correct age or sex (unless unisex rates apply).
Cyber Security and Certain Business Continuity Risks — Our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, so that our business is potentially susceptible to operational and information security risks resulting from a cyber-attack. These

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risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Cyber security risks may also impact the issuers of securities in which the Underlying Funds invest, which may cause the funds underlying your Contract to lose value. There can be no assurance that we or the Underlying Funds or our service providers will avoid losses affecting your Contract due to cyber-attacks or information security breaches in the future.
Cyber-attacks and other disruptive events, including, but not limited to, natural disasters and public health crises (like COVID-19), that affect us, the Underlying Funds, intermediaries and other affiliated or third-party service providers may adversely impact our ability to conduct business, including if our employees or the employees of our service providers are unable or unwilling to perform their responsibilities as a result of any such event, and these disruptions may also impact your Contract Value. For instance, such disruptions may interfere with our processing of Contract transactions, including the processing of orders from our website or with the Underlying Funds, impact our ability to calculate Accumulation Unit values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. In the event of such a disruption, although our employees and the employees of our third-party service providers are able to work remotely, those remote work arrangements may result in our business operations being less efficient than under normal circumstances and could lead to delays in processing Contract transactions, including the processing of orders from Owners. For more information on the risks associated with owning the Contract, see “Principal Risks of Investing in the Contract.”
Loans — If you own a Contract issued in connection with a retirement plan that is qualified under Section 403(b) of the Internal Revenue Code, you may be able to borrow money under your Contract using the Contract Value as the only security for the loan. You may obtain a loan by submitting a proper written request to the Company. Whether you can borrow money will depend on the terms of your Employer’s 403(b) plan or program. If you are permitted, you may obtain a loan by submitting a proper written request to the Company. A loan must be taken and repaid prior to the Annuity Start Date. The minimum loan that may be taken is $1,000. The maximum amount of all loans on all contracts combined is generally equal to the lesser of: (1) $50,000 reduced by the excess of: (a) the highest outstanding loan balance within the preceding 12‑month period ending on the day before the date the loan is made; over (b) the outstanding loan balance on the date the loan is made; or (2) 50% of the Contract Value or $10,000, whichever is greater (the $10,000 limit is not available for Contracts issued under a 403(b) Plan subject to the Employee Retirement Income Security Act of 1974 (ERISA). For loans issued under plans that are subject to ERISA, the maximum amount of all loans is the lesser of: (1) $50,000 reduced by the excess of: (a) the highest outstanding loan balance within the preceding 12‑month period ending on the day before the date the loan is made; over (b) the outstanding loan balance on the date the loan is made; or (2) 50% of the Contract Value. In any case, the maximum loan balance outstanding at any time may not exceed 80% of Contract Value. Two new loans are permitted each Contract Year but only one loan can be outstanding at any time. The Internal Revenue Code requires aggregation of all loans made to an individual employee under a single employer plan. However, since the Company may have no information concerning outstanding loans with other providers, we may only be able to use information available under annuity contracts issued by us, and you will be responsible for determining your loan limits considering loans from other providers. If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that loans you request comply with applicable tax requirements and to decline requests that are not in compliance. Reference should be made to the terms of your particular Employer’s Plan or program for any additional loan restrictions.
Upon receipt by the Company of a written loan application and agreement and subject to the Company’s approval (which approval or disapproval may be postponed for up to six months after receipt of the loan application), Contract Value in an amount equal to the loan amount is withdrawn from the Subaccounts and/or the Fixed Account proportionately as they are currently invested in the Subaccounts and/or the Fixed Account and transferred into an account called the “Loan Account,” which is an account within the Fixed Account. Amounts allocated to the Loan Account earn an annual effective rate of interest equal to 3.0%.
Interest will be charged for the loan and will accrue on the loan balance from the effective date of any loan. The loan interest rate will be as declared from time to time by the Company but once a loan has been issued, the Company will not change the loan interest rate. The loan interest amount will never be greater than an amount equal to 5.75% plus the total charges for riders you have selected. For example, if you select the Extra Credit at 4% Rider

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with an annual charge of 0.55%, the loan interest rate is guaranteed not to exceed 6.55% (5.75% + 0.55%). The net cost of a loan is the interest rate charged by the Company less the interest rate credited. We are not responsible for determining whether this interest rate is “reasonable” as required by ERISA for loans under ERISA-covered 403(b) plans.
Loans must be repaid within five years, unless the loan is used to acquire your principal residence, in which case the loan must be repaid within 30 years. In either event, your loan must be repaid prior to the Annuity Start Date. You must make loan repayments on at least a quarterly basis, and you may prepay your loan at any time. There is required no minimum payment. All loan payments must be repaid through automatic bank draft. Upon receipt of a loan payment, the Company will transfer Contract Value from the Loan Account to the Fixed Account and/or the Subaccounts according to your current instructions with respect to Purchase Payments in an amount equal to the amount by which the payment reduces the amount of the loan outstanding.
If you do not make any required loan payment by the end of the calendar quarter following the calendar quarter in which the missed payment was due, the TOTAL OUTSTANDING LOAN BALANCE will be deemed to be in default for tax reporting purposes. The total outstanding loan balance, which includes accrued interest, will be reported as income to the Internal Revenue Service (“IRS”) on form 1099‑R for the year in which the default occurred. The Company may agree to extend these deadlines for late payments within any limits imposed by IRS regulations. This deemed distribution may be subject to a 10% penalty tax, which is imposed upon distributions prior to the Owner attaining age 59½. Once a loan has defaulted, regularly scheduled loan payments will not be accepted by the Company. No new loans will be allowed while a loan is in default. Interest will continue to accrue on a loan in default. Contract Value equal to the amount of the accrued interest may be transferred to the Loan Account. If a loan continues to be in default, the total outstanding balance may be deducted from Contract Value on or after the Contract Owner attains age 59½. The Contract will terminate automatically if the outstanding loan balance of a loan in default equals or exceeds the Withdrawal Value. Contract Value will be used to repay the loan and any applicable withdrawal charges. Because of the adverse tax consequences associated with defaulting on a loan, you should carefully consider your ability to repay the loan and should consult with a tax advisor before requesting a loan.
While the amount to secure the loan is held in the Loan Account, you forego the investment experience of the Subaccounts and the Current Rate of interest on the Fixed Account. The Contract Value at surrender and the death proceeds payable will be reduced by the amount of any outstanding Contract Debt plus accrued interest. Outstanding Contract Debt will reduce the amount of proceeds paid upon full withdrawal, upon payment of the death benefit, and upon annuitization. In addition, no partial withdrawal will be processed which would result in the withdrawal of Contract Value from the Loan Account. If a Guaranteed Growth Death Benefit Rider or Guaranteed Minimum Income Benefit Rider is in effect, amounts allocated to the Loan Account will earn the minimum rate of interest guaranteed under the Fixed Account for the purpose of calculating the benefit under any such Rider. Until the loan is repaid, the Company reserves the right to restrict any transfer of the Contract which would otherwise qualify as a transfer permitted in the Code.
In the event that you elect to exchange your Contract for a contract of another company, you will need to either pay off your loan prior to the exchange or incur tax consequences in that you will be deemed to have received a taxable distribution in the amount of the outstanding loan balance.
You should consult with your tax adviser on the effect of a loan.
Restrictions on Withdrawals from Qualified Plans — Generally, a Qualified Plan under Code sections 401(a), 403(b) or 457 may not permit for the distribution or withdrawal of amounts accumulated under the Plan until after a fixed number of years, the attainment of a stated age or upon the occurrence of a specific event such as hardship, disability, retirement, death or termination of employment. Therefore, if you own a Contract purchased in connection with one of these Qualified Plans , you may not be entitled to make a full or partial withdrawal (including systematic withdrawals), as described in this Prospectus, unless one of the above-described conditions has been satisfied. For this reason, you should refer to the terms of your particular Qualified Plan, the Internal Revenue Code and other applicable law for any limitation or restriction on distributions and withdrawals, including the 10% penalty tax that may be imposed in the event of a distribution from a Qualified Plan before the participant reaches age 59½. See the discussion under “Tax Penalties.”
Section 403(b) imposes restrictions on certain distributions from tax-sheltered annuity contracts meeting the requirements of Section 403(b). Section 403(b) requires that distributions from Section 403(b) tax-sheltered annuities that are attributable to employee contributions made after December 31, 1988 under a salary reduction agreement

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begin only after the employee (i) reaches age 59½, (ii) has a severance from employment, (iii) dies, (iv) becomes disabled, or (v) incurs a hardship. Furthermore, distributions of gains attributable to such contributions accrued after December 31, 1988 may not be made on account of hardship. Hardship, for this purpose, is generally defined as an immediate and heavy financial need, such as paying for medical expenses, the purchase of a residence, paying certain tuition expenses, paying for funeral expenses, paying for casualty losses on your principal residence, or paying amounts needed to avoid eviction or foreclosure that may only be met by the distribution.
If you own a Contract purchased as a tax-sheltered Section 403(b) annuity contract, you will not, therefore, be entitled to make a full or partial withdrawal, as described in this Prospectus, in order to receive proceeds from the Contract attributable to contributions under a salary reduction agreement or any gains credited to such Contract after December 31, 1988 unless one of the above-described conditions has been satisfied. In the case of transfers of amounts accumulated in a different Section 403(b) contract to this Contract under a Section 403(b) program, the withdrawal constraints described above would not apply to the amount transferred to the Contract designated as attributable to the Owner’s December 31, 1988 account balance under the old contract, provided the amounts transferred between contracts qualified as rollover under the Internal Revenue Code. An Owner of a Contract may be able to transfer the Contract’s Withdrawal Value to certain other investment alternatives meeting the requirements of Section 403(b) that are available under an employer’s Section 403(b) arrangement.
Your particular Qualified Plan or 403(b) plan or program may have additional restrictions on distributions that may also be followed for your Contract. The distribution or withdrawal of amounts under a Contract purchased in connection with a Qualified Plan may result in the receipt of taxable income to the Owner or Annuitant and in some instances may also result in a penalty tax. Therefore, you should carefully consider the tax consequences of a distribution or withdrawal under a Contract and you should consult a competent tax adviser. See “Federal Tax Matters.”
If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender or transfer, you consent to the sharing of confidential information about you, the contract, and transactions under the contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.
Restrictions under the Texas Optional Retirement Program — If you are a Participant in the Texas Optional Retirement Program, your Contract is subject to restrictions required under the Texas Government Code. In accordance with those restrictions, you will not be permitted to make withdrawals prior to your retirement, death or termination of employment in a Texas public institution of higher education and may not receive a loan from your Contract. In addition, we may assess a different withdrawal charge on Contracts issued to Participants in the Texas Optional Retirement Program. See “Contingent Deferred Sales Charge.”
Federal Tax Matters

Introduction — The Contract described in this Prospectus is designed for use by individuals in retirement plans which are Qualified Plans under the provisions of the Internal Revenue Code (“Code”). The ultimate effect of federal income taxes on the amounts held under a Contract, on annuity payments, and on the economic benefits to the Owner, the Annuitant, and the Beneficiary or other payee will depend upon the type of retirement plan, if any, for which the Contract is purchased, the tax and employment status of the individuals involved and a number of other factors. The discussion contained herein and in the Statement of Additional Information is general in nature and is not intended to be an exhaustive discussion of all questions that might arise in connection with a Contract. It is based upon the Company’s understanding of the present federal income tax laws as currently interpreted by the Internal Revenue Service (“IRS”) as of the date of this Prospectus , and is not intended as tax advice. No representation is made regarding the likelihood of continuation of the present federal income tax laws or of the current interpretations by the IRS or the courts. Future legislation may affect annuity contracts adversely. Moreover, no attempt has been made to consider any applicable state or other laws. Because of the inherent complexity of the tax laws and the fact that tax results will vary according to the particular circumstances of the individual involved and, if applicable, the Qualified Plan, a person should consult with a qualified tax adviser regarding the purchase of a Contract, the selection of an Annuity Option under a Contract, the receipt of annuity payments under a Contract or any other transaction

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involving a Contract. The Company does not make any guarantee regarding the tax status of, or tax consequences arising from, any Contract or any transaction involving the Contract.
Tax Status of the Company and the Separate Account —
General. The Company intends to be taxed as a life insurance company under Part I, Subchapter L of the Code. Because the operations of the Separate Account form a part of the Company, the Company will be responsible for any federal income taxes that become payable with respect to the income of the Separate Account and its Subaccounts.
Charge for the Company’s Taxes. A charge may be made for any federal taxes incurred by the Company that are attributable to the Separate Account, the Subaccounts or to the operations of the Company with respect to the Contract or attributable to payments, premiums, or acquisition costs under the Contract. The Company will review the question of a charge to the Separate Account, the Subaccounts or the Contract for the Company’s federal taxes periodically. Charges may become necessary if, among other reasons, the tax treatment of the Company or of income and expenses under the Contract is ultimately determined to be other than what the Company currently believes it to be, if there are changes made in the federal income tax treatment of variable annuities at the insurance company level, or if there is a change in the Company’s tax status.
Under current laws, the Company may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, the Company reserves the right to charge the Separate Account or the Subaccounts for such taxes, if any, attributable to the Separate Account or Subaccounts.
Withholding. Annuity distributions are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.
Qualified Plans — The Contract may be used with Qualified Plans that meet the requirements of Section 402A, 403(b), 408 or 408A of the Code. If you are purchasing the Contract as an investment vehicle for one of these Qualified Plans, you should consider that the Contract does not provide any additional tax advantage to that already available through the Qualified Plan. However, the Contract does offer features and benefits in addition to providing tax deferral that other investments may not offer, including death benefit protection for your beneficiaries and annuity options which guarantee income for life. You should consult with your financial professional as to whether the overall benefits and costs of the Contract are appropriate considering your circumstances.
The amounts that may be contributed to Qualified Plans are subject to limitations that vary depending on the type of Plan. In addition, early distributions from most Qualified Plans may be subject to penalty taxes, or, for certain plans, could cause the Plan to be disqualified. Furthermore, distributions from most Qualified Plans are subject to certain minimum distribution rules. Failure to comply with these rules subject the Owner or Annuitant to penalty taxes. As a result, the minimum distribution rules may limit the availability of certain Annuity Options to certain Annuitants and their beneficiaries. These requirements may not be incorporated into the Company’s Contract administration procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contract comply with applicable law.
The following are brief descriptions of the various types of Qualified Plans and the use of the Contract therewith:
Section 403(b). Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts, and, subject to certain limitations, to exclude the amount of Purchase Payments from gross income for tax purposes. The Contract may be purchased in connection with a Section 403(b) annuity plan.
Section 403(b) annuities must generally be provided under a plan that meets certain minimum participation, coverage, and nondiscrimination requirements. Each employee’s interest in a retirement plan qualified under Code Section 403(b) must generally be distributed or begin to be distributed not later than April 1 of the calendar year following the later of the calendar year in which the employee reaches age 72 (70½ if the employee reached age 70½ before January 1, 2020) or retires (“required beginning date”). Periodic distributions must not extend beyond the life of the employee or the lives of the employee and a designated beneficiary (or over a period extending beyond the life expectancy of the employee or the joint life expectancy of the employee and a designated beneficiary). Not all Annuity Options will satisfy minimum distribution rules for every designated beneficiary.
If an employee dies before reaching his or her required beginning date, the employee’s entire interest in the plan must generally be distributed beginning before the close of the calendar year following the year of the employee’s death to a designated beneficiary over the life of the beneficiary (or over a period not extending beyond the life

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expectancy of the beneficiary). If the designated beneficiary is the employee’s surviving spouse, distributions may be delayed until the employee would have reached age 72 (70½ if the employee reached age 70½ before January 1, 2020). Please note that for employees who die on or after January 1, 2020, most non-spouse Beneficiaries will no longer be able to satisfy these rules by “stretching” payouts over their lifetimes. Instead, the Beneficiaries will have to take their post death distributions within ten years. Certain exceptions apply to “eligible designated beneficiaries,” which include disabled and chronically ill individuals, individuals who are note more than ten years younger than the deceased individual, and children who have not reached the age of majority. Employees and Beneficiaries should consult a tax advisor if they may be affected by these changes.If an employee dies after reaching his or her required beginning date, the employee’s interest in the plan must generally be distributed at least as rapidly as under the method of distribution in effect at the time of the employee’s death.
A Section 403(b) annuity contract may be purchased with employer contributions, employee contributions or a combination of both. An employee’s rights under a Section 403(b) contract attributable to employee contributions must be nonforfeitable. The contribution limit is similar to the limits on contributions to other qualified retirement plans and depends upon, among other things, whether the annuity contract is purchased with employer or employee contributions.
Amounts used to purchase Section 403(b) annuities generally are excludable from the taxable income of the employee. As a result, all distributions from such annuities are normally taxable in full as ordinary income to the employee. However, employee salary reduction contributions can be made to certain 403(b) annuities on an after-tax basis. See Roth 403(b) below.
A Section 403(b) annuity contract must prohibit the distribution of employee contributions (including earnings thereon) until the employee: (i) attains age 59½; (ii) has a severance from employment; (iii) dies; (iv) becomes disabled; or (v) incurs a financial hardship (earnings may not be distributed in the event of hardship). Additional restrictions may be imposed by a particular 403(b) Plan or program.
Distributions from a Section 403(b) annuity contract may be eligible for a tax-free rollover to another eligible retirement plan, including an individual retirement account or annuity (IRA). See “Rollovers.”
If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. By requesting a surrender or transfer, you consent to the sharing of confidential information about you, the Contract, and transactions under the Contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.
Roth 403(b). Employees eligible to make elective salary reduction contributions to a 403(b) annuity contract may designate their elective contributions as “Roth contributions” under Code Section 402A, if the employer agrees to treat the contributions as Roth contributions under the employer’s 403(b) plan. Roth contributions may be made to this Contract in most states.
Unlike regular or “traditional” 403(b) contributions, which are made on a pre-tax basis, Roth contributions are made after-tax and must be reported by the employer as currently taxable income of the employee. The employee must specifically designate the contributions as Roth contributions at the time they are made. Roth contributions are always full vested.
Although Roth contributions are made on an after-tax basis, if they are held in the Contract until certain conditions are met, a contract distribution may be a “qualifying distribution” and the income that is earned on the contributions will never be subject to federal income taxes. If a distribution is not qualifying, the income earned on the Roth contributions is subject to federal income taxes when distributed.
Roth contributions may be made up to the same elective contribution limits as apply to a traditional 403(b) contract. If the employee makes elective contribution to both types of contract, the one contribution limit will apply to the total of all contributions, both Roth and traditional. Other types of employer contributions, such as matching contributions or non-elective contributions, cannot be made to a Roth contract or account, although they may be made to other accounts in the plan or program.
Roth contributions are held in a separate Roth account in the Contract and separate records are kept for earnings in the Roth account. Although amounts in a Roth account are subject to the same distribution restrictions, loan limits, and required minimum distribution rules as traditional 403(b) contributions (including lifetime required minimum distributions), the Company may impose special rules on distributions from Roth accounts and may restrict or forbid loans from Roth accounts.

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If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. See “Section 403(b).”
Distributions from a Roth 403(b) qualified account may be eligible for a tax-free rollover to another eligible retirement plan, including a Roth IRA. See “Rollovers.”
Section 408. Traditional Individual Retirement Annuities. Section 408 of the Code permits eligible individuals to establish individual retirement programs through the purchase of Individual Retirement Annuities (“traditional IRAs”). The Contract may be purchased as a traditional IRA. The IRAs described in this section are called “traditional IRAs” to distinguish them from “Roth IRAs,” which are described below.
IRAs are subject to limitations on the amount that may be contributed, the persons who may be eligible and the time when distributions must commence. Depending upon the circumstances of the individual, contributions to a traditional IRA may be made on a deductible or non‑deductible basis. IRAs may not be transferred, sold, assigned, discounted or pledged as collateral for a loan or other obligation. The annual premium for an IRA may not be fixed and may not exceed (except in the case of a rollover contribution) the lesser of 100% of the individual’s taxable compensation or $6,000 (for 2020).
Any refund of premium must be applied to the payment of future premiums or the purchase of additional benefits. If an individual is age 50 or over, the individual may make an additional catch-up contribution to a traditional IRA of $1,000 for each tax year. However, if the individual is covered by an employer-sponsored retirement plan, the amount of IRA contributions the individual may deduct in a year may be reduced or eliminated based on the individual’s adjusted gross income for the year ($104,000 to $124,000 for a married couple filing a joint return and $65,000 to $75,000 for a single taxpayer in 2020). If the individual’s spouse is covered by an employer-sponsored retirement plan but the individual is not, the individual may be able to deduct those contributions to a traditional IRA; however, the deduction will be reduced or eliminated if the adjusted gross income on a joint return is between $196,000 and $206,000 (for 2020). Nondeductible contributions to traditional IRAs must be reported to the IRS in the year made on Form 8606.
Sale of the Contract for use with traditional IRAs may be subject to special requirements imposed by the Internal Revenue Service. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the Internal Revenue Service or other appropriate agency, and will have the right to revoke the Contract under certain circumstances. See the IRA Disclosure Statement that accompanies this Prospectus.
In general, traditional IRAs are subject to minimum distribution requirements similar to those applicable to retirement plans qualified under Section 403(b) of the Code; however, the required beginning date for traditional IRAs is generally the date that the contract owner reaches age 72 (70½ for contract owners who reached age 70½ before January 1, 2020)—the contract owner’s retirement date, if any, will not affect his or her required beginning date. See “Section 403(b).” Distributions from IRAs are generally taxed under Code Section 72. Under these rules, a portion of each distribution may be excludable from income. The amount excludable from the individual’s income is the amount of the distribution that bears the same ratio as the individual’s nondeductible contributions bears to the expected return under the IRA.
Distributions from a traditional IRA may be eligible for a tax-free rollover to any kind of eligible retirement plan, including another traditional IRA. A distribution of non-deductible contributions or other after-tax amounts from a traditional IRA may be eligible to be rolled over to another traditional IRA. See “Rollovers.”
The IRS has not reviewed the Contract for qualification of an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as the provision in the Contract comports with IRA qualification requirements.
Section 408A. Roth IRAs. Section 408A of the Code permits eligible individuals to establish a Roth IRA. The Contract may be purchased as a Roth IRA. Regular contributions may be made to a Roth IRA up to the same contribution limits that apply to traditional IRA contributions. The regular contribution limits are phased out for taxpayers with $124,000 to $139,000 in adjusted gross income for 2020 ($196,000 to $206,000 for married filing joint returns). Also the taxable balance in a traditional IRA may be rolled over or converted into a Roth IRA. Distributions from Roth 403(b) plans can be rolled over to a Roth IRA regardless of income.
Regular contributions to a Roth IRA are not deductible, and rollovers and conversions from other retirement plans are taxable when completed, but withdrawals that meet certain requirements are not subject to federal income tax on either the original contributions or any earnings. However, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before 59½ (subject to certain

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exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made. Rollovers of Roth contributions were already taxed when made and are not generally subject to tax when rolled over to a Roth IRA. Sale of the Contract for use with Roth IRAs may be subject to special requirements imposed by the IRS. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the IRS or other appropriate agency, and will have the right to revoke the Contract under certain requirements. Unlike a traditional IRA, Roth IRAs are not subject to minimum required distribution rules during the Contract Owner’s lifetime. Generally, however, the amount remaining in a Roth IRA after the Contract Owner’s death must begin to be distributed by the end of the first calendar year after death, and made in amounts that satisfy IRS required minimum distribution regulations. Beginning with deaths occurring on or after January 1, 2020, subject to certain exceptions, most non-spouse beneficiaries must complete distributions within ten years of the Contract Owner’s death.
Rollovers. A “rollover” is the tax-free transfer of a distribution from one “eligible retirement plan” to another. Distributions which are rolled over are not included in the employee’s gross income until some future time.
If any portion of the balance to the credit of an employee in a Section 403(b) or other eligible retirement plan (other than Roth sources) is paid in an “eligible rollover distribution” and the payee transfers any portion of the amount received to an eligible retirement plan, then the amount so transferred is not includable in income. Also, pre-tax distributions from an IRA may be rolled over to another kind of eligible retirement plan. An “eligible rollover distribution” generally means any distribution that is not one of a series of periodic payments made for the life of the distributee or for a specified period of at least ten years. In addition, a required minimum distribution, death distributions (except to a surviving spouse), and certain corrective distributions, will not qualify as an eligible rollover distribution. A rollover must be made directly between plans or indirectly within 60 days after receipt of the distribution.
For an employee (or employee's spouse or former spouse as beneficiary or alternate payee), an “eligible retirement plan” will be another Section 403(b) plan, a qualified retirement plan, or a traditional individual retirement account or annuity described in Code Section 408. For a non-spouse beneficiary, an “eligible retirement plan” is an IRA established by the direct rollover.
For a Roth 403(b) account, a rollover, including a direct rollover, can only be made to a Roth IRA or to the same kind of account in another plan (such as a Roth 403(b) to a Roth 403(b), but not a Roth 403(b) to a Roth 401(k)) or to a Roth IRA. Anyone attempting to rollover Roth 403(b) contributions should seek competent tax advice. Additionally, a rollover for a Roth IRA can only be made to another Roth IRA.
A Section 403(b) plan must provide a participant receiving an eligible rollover distribution, the option to have the distribution transferred directly to another eligible retirement plan.
Only one indirect rollover may be made from an IRA, including traditional IRAs, Roth IRAs, SIMPLE-IRAs and SEP-IRAs, to another IRA in a 12 month period. The 12 month period begins on the date the IRA distribution is received. If a second indirect rollover is made during the 12 month period, the transaction may have adverse tax consequences. This rollover limitation does not apply to direct rollovers or a rollover between a retirement plan and an IRA.
Tax Penalties. Premature Distribution Tax. Distributions from a 403(b) plan or IRA before the participant reaches age 59½ are generally subject to an additional tax equal to 10% of the taxable portion of the distribution. The 10% penalty tax does not apply to distributions: (i) made on or after the death of the employee; (ii) attributable to the employee’s disability; (iii) which are part of a series of substantially equal periodic payments made (at least annually) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and a designated beneficiary and (except for IRAs) which begin after the employee terminates employment; (iv) made to an employee after termination of employment after reaching age 55; (v) made to pay for certain medical expenses; (vi) that are exempt withdrawals of an excess contribution; (vii) that are rolled over or transferred in accordance with Code requirements; (viii) made as a qualified reservist distribution; or (ix) that are transferred pursuant to a decree of divorce or separate maintenance or written instrument incident to such a decree; or (x) made in connection with the birth or adoption of a child, in limited circumstances..
The exception to the 10% penalty tax described in item (iv) above is not applicable to IRAs. However, distributions from an IRA to unemployed individuals can be made without application of the 10% penalty tax to pay health insurance premiums in certain cases. There are two additional exceptions to the 10% penalty tax on withdrawals from IRAs before age 59½: withdrawals made to pay “qualified” higher education expenses and withdrawals made to pay certain “eligible first-time home buyer expenses.”

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Minimum Distribution Tax. If the amount distributed from a Qualified Contract is less than the minimum required distribution for the year, the participant is subject to a 50% tax on the amount that was not properly distributed. The value of any enhanced death benefits or other optional contract provisions such as the Guaranteed Minimum Income Benefit may need to be taken into account when calculating the minimum required distribution. Consult a tax advisor.
Withholding. Periodic distributions (e.g., annuities and installment payments) from a Qualified Contract that will last for a period of ten or more years are generally subject to voluntary income tax withholding. The amount withheld on such periodic distributions is determined at the rate applicable to wages. The recipient of a periodic distribution may generally elect not to have withholding apply.
Eligible rollover distributions from a Qualified Plan (other than IRAs) are generally subject to mandatory 20% income tax withholding. However, no withholding is imposed if the distribution is transferred directly to another eligible retirement plan. Nonperiodic distributions from an IRA are subject to income tax withholding at a flat 10% rate. The recipient of such a distribution may elect not to have withholding apply.
The above description of the federal income tax consequences of the different types of Qualified Plans which may be funded by the Contract offered by this Prospectus is only a brief summary and is not intended as tax advice. The rules governing the provisions of Qualified Plans are extremely complex and often difficult to comprehend. Anything less than full compliance with the applicable rules, all of which are subject to change, may have adverse tax consequences. A prospective Owner considering adoption of a Qualified Plan and purchase of a Contract in connection therewith should first consult a qualified and competent tax adviser, with regard to the suitability of the Contract as an investment vehicle for the Qualified Plan.
Partial Annuitization. Under a new tax provision enacted in 2010, if part of an annuity contract’s value is applied to an annuity option that provides payments for one or more lives and for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals. None of the payment options under the Contract is intended to qualify for this “partial annuitization” treatment and, if you apply only part of the value of the Contract to a payment option, we will treat those payments as withdrawals for tax purposes.
Other Tax Considerations —
Federal Estate, Gift and Generation-Skipping Transfer Taxes. While no attempt is being made to discuss in detail the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.
Under certain circumstances, the Code may impose a “generation skipping transfer tax” (“GST”) when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require the Company to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.
The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.
Annuity Purchases by Nonresident Aliens and Foreign Corporations. The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Additional withholding may occur with respect to entity purchasers (including foreign corporations, partnership, and trusts) that are not U.S. residents. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.
Foreign Tax Credits. We may benefit from any foreign tax credits attributable to taxes paid by certain Funds to foreign jurisdictions to the extent permitted under Federal tax law.
Medicare Tax. Distributions from non‑qualified annuity contracts are considered “investment income” for purposes of the Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied

68

to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts. Please consult a tax advisor for more information.
Annuity Purchases by Residents of Puerto Rico. The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.
Possible Tax Law Changes. From time to time, legislation has been proposed that would have adversely modified the federal taxation of certain annuities. There is always the possibility that the tax treatment of annuities could change by legislation or other means (such as IRS regulations, revenue rulings, and judicial decisions). Moreover, although unlikely, it is also possible that any legislative change could be retroactive (that is, effective prior to the date of such change). Consult a tax adviser with respect to legislative developments and their effect on the Contract. We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any contract and do not intend the above discussion to be tax advice.
Other Information

Voting of Underlying Fund Shares — The Company is the legal owner of the shares of the Underlying Funds held by the Subaccounts. The Company will exercise voting rights attributable to the shares of each Underlying Fund held in the Subaccounts at any regular and special meetings of the shareholders of the Underlying Funds on matters requiring shareholder voting. In accordance with its view of presently applicable law, the Company will exercise its voting rights based on instructions received from persons having beneficial interest in corresponding Subaccounts. However, if the 1940 Act or any regulations thereunder should be amended, or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote the shares of the Underlying Funds in its own right, it may elect to do so.
The person having the voting interest under a Contract is the Owner. Unless otherwise required by applicable law, the number of shares of a particular Underlying Fund as to which voting instructions may be given to the Company is determined by dividing your Contract Value in the corresponding Subaccount on a particular date by the net asset value per share of the Underlying Fund as of the same date. Fractional votes will be counted. The number of votes as to which voting instructions may be given will be determined as of the same date established by the Underlying Fund for determining shareholders eligible to vote at the meeting of the Underlying Fund. If required by the SEC, the Company reserves the right to determine in a different fashion the voting rights attributable to the shares of the Underlying Funds. Voting instructions may be cast in person or by proxy.
It is important that each Owner provide voting instructions to the Company because we vote all Underlying Fund shares proportionately in accordance with instructions received from Owners. This means that the Company will vote shares for which no timely voting instructions are received in the same proportion as those shares for which we do receive voting instructions. As a result, a small number of Owners may control the outcome of a vote. The Company will also exercise the voting rights from assets in each Subaccount that are not otherwise attributable to Owners, if any, in the same proportion as the voting instructions that are received in a timely manner for all Contracts participating in that Subaccount.
Changes to Investments — The Company reserves the right, subject to compliance with the law as then in effect, to make additions to, deletions from, or combinations of the securities that are held by the Separate Account or any Subaccount or that the Separate Account or any Subaccount may purchase. In addition, the Company reserves the right to substitute shares of any or all of the Underlying Funds in accordance with applicable law. In all cases, the Company will send you notice. For instance, the Company may seek to substitute shares of Underlying Funds should they no longer be available for investment, or if the Company’s management believes further investment in shares of any Underlying Fund should become inappropriate in view of the purposes of the Contract. The Company may substitute shares of an Underlying Fund with the shares of another Underlying Fund or the shares of a fund not currently offered under the Contract. Substituted fund shares may have higher fees and expenses. The Company may also purchase, through the Subaccount, other securities for other classes of contracts, or permit a conversion between classes of contracts on the basis of requests made by Owners. The Company further reserves the right to close any Subaccount to future allocations.

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The Company also reserves the right to establish additional Subaccounts of the Separate Account that would invest in a new Underlying Fund or in shares of another investment company, a series thereof, or other suitable investment vehicle. The Company may establish new Subaccounts in its sole discretion, and will determine whether to make any new Subaccount available to existing Owners. The Company may also eliminate or combine one or more Subaccounts to all or only certain classes of Owners if, in its sole discretion, marketing, tax, or investment conditions so warrant.
The Company also reserves the right, subject to any required regulatory approvals, to transfer assets of the Separate Account or any Subaccount to another separate account or Subaccount.
In the event of any such substitution or change, the Company may, by appropriate endorsement, make such changes in these and other contracts as may be necessary or appropriate to reflect such substitution or change. If the Company believes it to be in the best interests of persons having voting rights under the Contract, the Separate Account may be operated as a management investment company under the 1940 Act or any other form permitted by law. The Separate Account may be deregistered under the 1940 Act in the event such registration is no longer required, or it may be combined with other separate accounts of the Company or an affiliate thereof. Subject to compliance with applicable law, the Company also may establish a committee, board, or other group to manage one or more aspects of the operation of the Separate Account.
Changes to Comply with Law and Amendments — The Company reserves the right, without the consent of Owners, to suspend sales of the Contract as presently offered and to make any change to the provisions of the Contract to comply with, or give Owners the benefit of, any federal or state statute, rule, or regulation, including but not limited to requirements for annuity contracts and retirement plans under the Internal Revenue Code and regulations thereunder or any state statute or regulation.
Reports to Owners — The Company will send you annually a statement setting forth a summary of the transactions that occurred during the year, and indicating the Contract Value as of the end of each year. In addition, the statement will indicate the allocation of Contract Value among the Fixed Account and the Subaccounts and any other information required by law. The Company will also send confirmations upon Purchase Payments, transfers, loans, loan repayments, and full and partial withdrawals. The Company may confirm certain transactions on a quarterly basis rather than at the time they occur. These transactions include purchases under an Automatic Investment Program, transfers under the Dollar Cost Averaging and Asset Reallocation Options, systematic withdrawals and annuity payments.
The shareholder reports for Underlying Funds available under your Contract will no longer be sent by mail, effective January 1, 2021, unless you specifically request paper copies of the reports from the Company. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and available online at https://dfinview.com/SecurityBenefit/TAHD/814121562?site=PSBL .
You may elect to receive all future reports in paper free of charge. You can inform the Company that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-888-2461. Your election to receive reports in paper will apply to all Underlying Funds available under your Contract .
Electronic Privileges — If the Electronic Privileges section of the application or the proper form has been completed, signed, and received at the Company’s Administrative Office, you may (1) request a transfer of Contract Value and make changes in your Purchase Payment allocation and to an existing Dollar Cost Averaging or Asset Reallocation Option by telephone; (2) request a transfer of Contract Value electronically via facsimile; and (3) request transfer of Contract Value through the Company’s Internet web site. If you elect Electronic Privileges, you automatically authorize your financial representative to make transfers of Contract Value and changes in your Purchase Payment allocation or Dollar Cost Averaging or Asset Reallocation Option, on your behalf.
Any telephone or electronic device, whether it is the Company’s, yours, your service provider’s, or your registered representative’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent the Company’s processing of your transfer request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our Administrative Office.
The Company has established procedures to confirm that instructions communicated by telephone are genuine and will not be liable for any losses due to fraudulent or unauthorized instructions provided it complies with its procedures. The Company’s procedures require that any person requesting a transfer by telephone provide the

70

account number and the Owner’s tax identification number and such instructions must be received on a recorded line. The Company reserves the right to deny any telephone transfer request. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), or are otherwise unavailable, you may not be able to request transfers by telephone and would have to submit written requests.
By authorizing telephone transfers, you authorize the Company to accept and act upon telephonic instructions for transfers involving your Contract. There are risks associated with telephone transactions that do not occur if a written request is submitted. Anyone authorizing or making telephone requests bears those risks. You agree that neither the Company, any of its affiliates, nor any Underlying Fund, will be liable for any loss, damages, cost, or expense (including attorneys’ fees) arising out of any telephone requests; provided that the Company effects such request in accordance with its procedures. As a result of this policy on telephone requests, you bear the risk of loss arising from the telephone transfer privilege. The Company may discontinue, modify, or suspend the telephone transfer privilege at any time.
State Variations — This Prospectus and the Statement of Additional Information describe all material terms and features of the Contract , including any material state variations. If you would like to review a copy of your Contract and its riders, if any, contact the Company’s Administrative Office.
Legal Proceedings — The Company and its subsidiaries, like other life insurance companies, may be involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, the Company believes that at the present time there are no legal proceedings pending or threatened to which the Company, the Separate Account, or SDL is a party that are reasonably likely to materially affect the Separate Account or the Company’s ability to meet its obligations under the Contract, or SDL’s ability to perform its contract with the Separate Account.
Sale of the Contract — The Contract is a continuous offering. The Company no longer offers the Contract to new purchasers.
Principal Underwriter. The Company has entered into a principal underwriting agreement with its subsidiary, SDL, for the distribution and sale of each Contract.
SDL does not sell the Contract directly to purchasers. The Contracts were offered to the public through registered representatives of broker-dealers that have entered into selling agreements with the Company and SDL for the sale of the Contract (collectively, “Selling Broker-Dealers”).
Selling Broker-Dealers. The Company pays commissions to all Selling Broker-Dealers in connection with the promotion and sale of the Contract according to one or more schedules. A portion of any payments made to Selling Broker-Dealers may be passed on to their registered representatives in accordance with their internal compensation programs. Commissions and other incentives or payments described below are not charged directly to Owners or the Separate Account. The Company uses its corporate assets to pay commissions and other costs of distributing the Contract. The Company intends to recoup commissions and other sales expenses through fees and charges deducted under the Contract (including any profit from the mortality and expense risk charge or other fees and charges imposed under the Contract) or from its General Account. The Company does not pay commissions to financial intermediaries who receive advisory fees from Contract owners because such intermediaries receive compensation in connection with the Contract in the form of those advisory fees.
Compensation Paid to All Selling Broker-Dealers. The Company pays commissions as a percentage of initial and subsequent Purchase Payments at the time it receives them, as a percentage of Contract Value on an ongoing basis, or a combination of both. While the amount and timing of commissions may vary depending on the selling agreement, the Company does not expect commissions to exceed 6% of aggregate Purchase Payments (if compensation is paid as a percentage of Purchase Payments) and 0.25% annually of average Contract Value (if compensation is paid as a percentage of Contract Value). The Company also pays non-cash compensation in connection with the sale of the Contract, including conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items.
The registered representative who sells you the Contract typically receives a portion of the compensation the Company pays to his or her Selling Broker-Dealer, depending on the agreement between the Selling Broker-Dealer and your registered representative and the Selling Broker-Dealer’s internal compensation program. These programs

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may include other types of cash and non-cash compensation and other benefits. Ask your registered representative for further information about what he or she and the Selling Broker-Dealer for whom he or she works may receive in connection with your purchase of a Contract.
Additional Compensation Paid to Selected Selling Broker-Dealers. In addition to the commissions and non-cash compensation described above, the Company pays additional compensation to selected Selling Broker-Dealers. These payments include: (1) trail commissions or persistency payments, which are periodic payments based on contract values of the Company’s variable insurance contracts (including Contract Values of the Contract) or other persistency standards; (2) preferred status fees (which may be in the form of a higher percentage of ordinary commission) paid to obtain preferred treatment of the Contract in Selling Broker-Dealers’ marketing programs, including enhanced marketing services and increased access to their registered representatives; (3) one-time bonus payments for their participation in sales promotions with regard to the Contract; (4) periodic bonus payments calculated as a percentage of the average contract value of the Company’s variable insurance contracts (including the Contract) sold by the Selling Broker-Dealer during the calendar year of payment; (5) sponsorship of or reimbursement of industry conference fees paid to help defray the costs of sales conferences and educational seminars put on by the Selling Broker- Dealers ; and (6) reimbursement of Selling Broker-Dealers for expenses incurred by the Selling Broker-Dealer or its registered representatives in connection with client seminars or similar prospecting activities conducted to promote sales of the Contract.
The following list sets forth the names of the top ten Selling Broker-Dealers that received additional compensation from the Company in 2020 in connection with the sale of its variable annuity contracts: OFG Financial Services, Inc., GWN Securities, Inc., Securities America Inc., Lincoln Investment PLNG, LLC, Cetera Advisor Networks, LLC, LPL Financial Corporation, PlanMember Securities Corporation, Royal Alliance Associates, Inc., Sagepoint Financial Inc., and ACA/Prudent Investors Plan Corp .
These additional compensation arrangements are not offered to all Selling Broker-Dealers and the terms of such arrangements and the payments made thereunder can differ substantially among Selling Broker-Dealers. The payments may be significant and may be calculated in different ways for different Selling Broker-Dealers. These arrangements are designed to specially encourage the sale of the Company’s products (and/or its affiliates’ products) by such Selling Broker-Dealers. The prospect of receiving, or the receipt of, additional compensation may provide Selling Broker-Dealers and/or their registered representatives with an incentive to favor sales of the Contract over other variable annuity contracts (or other investments) with respect to which a Selling Broker-Dealer does not receive additional compensation, or receives lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Contract. Ask your registered representative for further information about what he or she and the Selling Broker-Dealer for whom he or she works may receive in connection with your purchase of a Contract.
Legal Matters — Chris Swickard, Esq., Associate General Counsel of the Company, has passed upon legal matters in connection with the issue and sale of the Contract described in this Prospectus, the Company’s authority to issue the Contract under Kansas law, and the validity of the forms of the Contract under Kansas law.
Additional Information

Registration Statement — A Registration Statement of which this Prospectus is a part has been has been filed with the SEC relating to the offering described in this Prospectus. This Prospectus does not include all of the information included in the Registration Statement, certain portions of which, including the Statement of Additional Information, have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be obtained at the SEC’s principal office in Washington, DC, upon payment of any of the SEC’s prescribed fees and may also be obtained for free from the SEC’s web site (http://www.sec.gov). You may also obtain the Statement of Additional Information by writing the Company at One Security Benefit Place, Topeka, Kansas 66636 or by calling 1 ‑800‑888‑2461. The Statement of Additional Information is also available online at https://dfinview.com/SecurityBenefit/TAHD/814121562?site=PSBL .
Financial Statements — You can find financial statements for Security Benefit Life Insurance Company and Subsidiaries and the Separate Account in the Statement of Additional Information, which is available online at https://dfinview.com/SecurityBenefit/TAHD/814121562?site=PSBL . To receive a copy of the Statement of Additional Information free of charge , call your investment professional or contact us at 1-800-888-2461, e-mail us

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at SBLProspectusRequests@securitybenefit.com or visit https://dfinview.com/SecurityBenefit/TAHD/814121562?site=PSBL .
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APPENDIX A
Underlying Funds Available Under the Contract

  The following is a list of Underlying Funds available under the Contract. More information about the Underlying Funds is available in the prospectuses for the Underlying Funds , which may be amended from time to time and can be found online at https://dfinview.com/SecurityBenefit/TAHD/814121562?site=PSBL . You can also request this information at no cost by calling 1 - 800 -888-2461 or by sending an email request to SBLProspectusRequest@securitybenefit.com .
The current expenses and performance information below reflect fees and expenses of the Underlying Funds, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Underlying Fund’s past performance is not necessarily an indication of future performance.
Investment Type	Portfolio Company Fund Adviser/ Sub-Adviser	Current Expense Ratio [1]	Average Annual Total Returns (as of 12/31/2020)
			1 Year	5 Year	10 Year
Large Cap Value	American Century Equity Income – Class A Adviser: American Century Investment Management, Inc .	1.17%	0.83%	9.90%	9.47%
Mid Cap Growth	American Century Heritage – Class A Adviser: American Century Investment Management, Inc .	1.26%	42.20%	17.84%	13.39%
International Equity	American Century International Growth – Class A Adviser: American Century Investment Management, Inc .	1.43%	25.28%	10.66%	7.50%
Large Cap Growth	American Century Select – Class A Adviser: American Century Investment Management, Inc .	1.24%	33.63%	18.75%	15.44%
Asset Allocation/ Lifestyle	American Century Strategic Allocation: Aggressive – Class A Adviser: American Century Investment Management, Inc.	1.57%	18.02%	11.19%	9.12%
Asset Allocation/ Lifestyle	American Century Strategic Allocation: Conservative – Class A Adviser: American Century Investment Management, Inc.	1.36%	13.09%	7.60%	6.38%
Asset Allocation/ Lifestyle	American Century Strategic Allocation: Moderate – Class A Adviser: American Century Investment Management, Inc.	1.49%	15.84%	9.67%	7.97%
Mid Cap Value	AMG Managers Fairpointe Mid Cap – Class N Adviser: AMG Funds LLC Sub-Adviser: River Road Asset Management, LLC	1.12%	3.87%	6.20%	7.65%
Small Cap Value	Ariel ® Adviser: Ariel Investments, LLC	1.05%	10.02%	9.66%	10.04%
Large Cap Blend	BNY Mellon Appreciation – Investor Class Adviser: BNY Mellon Investment Adviser, Inc. Sub-Adviser: Fayez Sarofim & Co.	0.89%	24.01%	16.33%	12.47%
Large Cap Value	BNY Mellon Dynamic Value – Class A Adviser: BNY Mellon Investment Adviser, Inc.	0.97%	3.66%	9.78%	10.11%
Mid Cap Blend	BNY Mellon Opportunistic Midcap Value – Class A Adviser: BNY Mellon Investment Adviser, Inc.	1.18%	18.81%	11.02%	9.99%
Large Cap Growth	Calamos ® Growth – Class A Adviser: Calamos Advisors LLC	1.35%	32.92%	15.24%	11.63%
Specialty	Calamos® Growth and Income – Class A Adviser: Calamos Advisors LLC	1.08%	22.43%	13.09%	9.74%
High Yield Bond	Calamos® High Income Opportunities – Class A Adviser: Calamos Advisors LLC	1.37%	4.78%	6.34%	4.85%

A-1

Investment Type	Portfolio Company Fund Adviser/Sub-Adviser	Current Expense Ratio[1]	Average Annual Total Returns (as of 12/31/2020)
			1 Year	5 Year	10 Year
Large Cap Growth	Invesco American Franchise – Class A Adviser: Invesco Advisers, Inc.	1.00%	42.18%	19.35%	15.03%
Large Cap Value	Invesco Comstock – Class A Adviser: Invesco Advisers, Inc.	0.84%	(0.79%)	8.66%	9.38%
Mid Cap Growth	Invesco Discovery Mid Cap Growth – Class A Adviser: Invesco Advisers, Inc.	1.05%	40.11%	18.90%	15.32%
Balanced/Asset Allocation	Invesco Equity and Income – Class A Adviser: Invesco Advisers, Inc.	0.80%	9.97%	8.72%	8.47%
Mid Cap Blend	Invesco Main Street Mid Cap – Class A Adviser: Invesco Advisers, Inc.	1.11%	9.13%	10.48%	10.03%
Small Cap Growth	Invesco Small Cap Growth [2] – Class A Adviser: Invesco Advisers, Inc.	1.15%	57.00%	19.81%	15.61%
Specialty-Sector	Invesco Technology – Class A Adviser: Invesco Advisers, Inc.	1.19%	45.97%	21.17%	15.18%
Multi Cap Value	Invesco Value Opportunities – Class A Adviser: Invesco Advisers, Inc.	1.22%	5.48%	8.73%	8.12%
Money Market	Invesco V.I. Government Money Market – Series II Adviser: Invesco Advisers, Inc.	0.73%	0.21%	0.70%	0.36%
	Federated Hermes Investment Series Funds Inc.
Intermediate Term Bond	Federated Hermes Corporate Bond – Class A Adviser: Federated Investment Management Company	1.00%	8.80%	6.77%	5.43%
Large Cap Blend	Fidelity ® Advisor Dividend Growth – Class M Adviser: Fidelity Management & Research Company LLC Sub-Advisor: FMR Investment Management (U.K.) Limited; Fidelity Management & Research (Hong Kong) Limited (FMR H.K); Fidelity Management & Research (Japan) Limited (FMR Japan)	1.05%	(2.03%)	8.26%	8.68%
International Equity	Fidelity ® Advisor International Capital Appreciation [2] – Class M Adviser: Fidelity Management & Research Company LLC Sub-adviser: FMR Investment Management (U.K.) Limited; Fidelity Management & Research (Hong Kong) Limited (FMR H.K); Fidelity Management & Research (Japan) Limited (FMR Japan); FIL Investment Advisors (FIA); FIL Investment Advisors (UK) Limited (FIA(UK)); FIL Investments (Japan) Limited (FIJ)	1.53%	27.46%	8.07%	8.63%
Specialty-Sector	Fidelity ® Advisor Real Estate – Class M Adviser: Fidelity Management & Research Company LLC Sub-Advisor: FMR Investment Management (U.K.) Limited; Fidelity Management & Research (Hong Kong) Limited (FMR H.K); Fidelity Management & Research (Japan) Limited (FMR Japan)	1.31%	18.16%	4.24%	10.09%
Mid Cap Blend	Fidelity ® Advisor Stock Selector Mid Cap [2] – Class M Adviser: Fidelity Management & Research Company LLC Sub-Advisor: FMR Investment Management (U.K.) Limited; Fidelity Management & Research (Hong Kong) Limited (FMR H.K); Fidelity Management & Research (Japan) Limited (FMR Japan)	1.38%	8.57%	10.93%	10.08%

A-2

Investment Type	Portfolio Company Fund Adviser/Sub-Adviser	Current Expense Ratio[1]	Average Annual Total Returns (as of 12/31/2020)
			1 Year	5 Year	10 Year
Small Cap Blend	Fidelity ® Advisor Value Strategies – Class M Adviser: Fidelity Management & Research Company LLC Sub-Advisor: FMR Investment Management (U.K.) Limited; Fidelity Management & Research (Hong Kong) Limited (FMR H.K); Fidelity Management & Research (Japan) Limited (FMR Japan)	1.25%	3.94%	8.46%	8.60%
Emerging Markets	Goldman Sachs Emerging Markets Equity – Service Class Adviser: Goldman Sachs Asset Management, L.P.	1.69%	30.26%	14.82%	5.42%
Government Bond	Goldman Sachs Government Income – Service Class Adviser: Goldman Sachs Asset Management, L.P.	1.27%	6.13%	2.83%	2.40%
Specialty	Guggenheim Alpha Opportunity – Class A Adviser: Security Investors, LLC	1.73%	0.18%	1.06%	5.58%
Intermediate Term Bond	Guggenheim Core Bond – Class A Adviser: Security Investors, LLC	0.85%	14.56%	6.11%	5.55%
High Yield Bond	Guggenheim High Yield – Class A Adviser: Security Investors, LLC	1.21%	4.99%	7.17%	5.77%
Large Cap Value	Guggenheim Large Cap Value – Class A Adviser: Security Investors, LLC	1.46%	2.57%	9.38%	8.87%
Mid Cap Value	Guggenheim SMid Cap Value – Class A Adviser: Security Investors, LLC	1.25%	3.56%	10.41%	8.17%
Large Cap Blend	Guggenheim StylePlus Large Core – Class A Adviser: Security Investors, LLC	1.45%	17.70%	14.38%	12.11%
Mid Cap Growth	Guggenheim StylePlus Mid Growth – Class A Adviser: Security Investors, LLC	1.59%	31.66%	16.77%	13.14%
Global Equity	Guggenheim World Equity Income – Class A Adviser: Security Investors, LLC	1.48%	6.14%	8.10%	5.92%
International Equity	Janus Henderson Overseas – Class S Adviser: Janus Capital Management, LLC	1.23%	16.25%	8.60%	(0.03%)
Large Cap Blend	Janus Henderson U.S. Managed Volatility – Class S Adviser: Janus Capital Management, LLC Sub-Adviser: Intech Investment Management LLC	1.05%	12.41%	11.46%	11.87%
Intermediate Term Bond	Neuberger Berman Core Bond – Class A Adviser: Neuberger Berman Investment Advisers LLC	0.83%	8.89%	3.45%	3.26%
Large Cap Value	Neuberger Berman Large Cap Value – Advisor Class Adviser: Neuberger Berman Investment Advisers LLC	1.19%	14.11%	14.98%	10.13%
Large Cap Blend	Neuberger Berman Sustainable Equity – Trust Class Adviser: Neuberger Berman Investment Advisers LLC	1.03%	19.21%	12.87%	11.53%
Large Cap Blend	PGIM Jennison 20/20 Focus – Class A Adviser: PGIM Investments LLC Sub-Adviser: Jennison Associates LLC	1.20%	30.33%	15.73%	12.42%
Small Cap Growth	PGIM Jennison Small Company [2] – Class A Adviser: PGIM Investments LLC Sub-Adviser: Jennison Associates LLC	1.18%	27.12%	13.81%	11.42%

A-3

Investment Type	Portfolio Company Fund Adviser/Sub-Adviser	Current Expense Ratio[1]	Average Annual Total Returns (as of 12/31/2020)
			1 Year	5 Year	10 Year
Small Cap Value	PGIM QMA Small-Cap Value [2] – Class A Adviser: PGIM Investments LLC Sub-Adviser: QMA LLC	1.21%	(3.46%)	5.56%	NA
High Yield Bond	PIMCO High Yield – Class A Adviser: Pacific Investment Management Company LLC	0.92%	4.97%	6.95%	5.80%
International Bond	PIMCO International Bond (U.S. Dollar-Hedged) – Class R Adviser: Pacific Investment Management Company LLC	1.25%	5.46%	4.64%	4.96%
Small Cap Value	Royce Opportunity – Service Class Adviser: Royce & Associates, LP	1.54%	26.27%	15.20%	10.15%
Small Cap Blend	Royce Small-Cap Value – Service Class Adviser: Royce & Associates, LP	1.62%	(6.47%)	5.51%	4.14%
Balanced/Asset Allocation	T. Rowe Price Capital Appreciation – Advisor Class Adviser: T. Rowe Price Associates, Inc.	1.00%	17.80%	12.75%	11.90%
Large Cap Growth	T. Rowe Price Growth Stock – Class R Adviser: T. Rowe Price Associates, Inc.	1.17%	36.21%	18.54%	16.27%
Specialty-Sector	Victory RS Science and Technology – Class A Adviser: Adviser: Victory Capital Management Inc.	1.48%	55.51%	28.79%	18.55%
Mid Cap Value	Victory RS Value – Class A Adviser: Adviser: Victory Capital Management Inc.	1.37%	(8.18%)	6.98%	7.42%
Large Cap Growth	Wells Fargo Growth – Class A Adviser: Wells Fargo Funds Management, LLC Sub-Adviser: Wells Capital Management, Inc.	1.17%	48.91%	22.21%	17.12%
Large Cap Blend	Wells Fargo Large Cap Core – Class A Adviser: Wells Fargo Funds Management, LLC Sub-Adviser: Wells Capital Management, Inc.	1.22%	8.07%	10.94%	12.05%
Mid Cap Blend	Wells Fargo Opportunity – Class A Adviser: Wells Fargo Funds Management, LLC Sub-Adviser: Wells Capital Management, Inc.	1.21%	20.94%	14.59%	11.26%
Small Cap Value	Wells Fargo Small Company Value – Class A Adviser: Wells Fargo Funds Management, LLC Sub-Adviser: Wells Capital Management, Inc.	1.33%	2.00%	8.71%	8.44%
1   Certain Investment Portfolios and their investment advisers have entered into temporary expense reimbursement and/or fee waivers. Please see the Investment Portfolios’ prospectuses for additional information regarding these arrangements
2   This fund is no longer available for new transfers.

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Optional Rider Investment Restrictions

If you have elected one of the optional riders listed in the table below, your Contract is subject to investment allocation restrictions. Depending on the optional riders you choose, you may not be able to invest in certain Underlying Funds or the Fixed Account. In addition, other investment restrictions may apply, as shown below.
Rider	Investment Restrictions	Investment Allocation Impact on Crediting Rate
Extra Credit at 4%	Fixed Account not available as an investment option	N/A
0-Year or 4-Year Alternate Withdrawal Charge	Fixed Account not available as an investment option	N/A
Guaranteed Minimum Income Benefit at 5%	N/A
The Company will credit a maximum rate of 4% for amounts allocated to the Invesco V.I. Government Money Market Subaccount, the Fixed Account and the Loan Account. All other investments will be credited at 5%.

Guaranteed Growth Death Benefit	N/A
If you elected this benefit at 5%, 6% or 7%, the Company will credit a maximum rate of 4% for amounts allocated to the Invesco V.I. Government Money Market Subaccount or the Fixed Account. All other investments will be credited at the rate you selected. Any amounts allocated to the Loan Account will only earn the Guaranteed Rate

Extra Credit (3% or 5%)	Fixed Account not available as an investment option	N/A

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APPENDIX B
Riders Available Only   Prior to February 1, 2010

The following riders were only available for purchase before February   1, 2010 .
Guaranteed Minimum Income Benefit  — This rider makes available a minimum amount for the purchase of a fixed Annuity (“Minimum Income Benefit”). The Minimum Income Benefit is equal to Purchase Payments and any Credit Enhancements, net of any premium tax, less an adjustment for withdrawals, increased at an annual effective rate of interest of 3% or 5%, as elected in the application. (If you elected the Guaranteed Minimum Income Benefit at 5%, please note that the Company will credit a maximum rate of 4% for amounts allocated to the Invesco V.I. Government Money Market Subaccount, the Fixed Account and the Loan Account; however, you will still pay the rider charge applicable to the 5% rate.)
In crediting interest, the Company takes into account the timing of when each Purchase Payment and withdrawal occurred and accrues such interest until the earlier of: (1) the Annuity Start Date, or (2) the Contract anniversary following the oldest Annuitant’s 80th birthday. In the event of a withdrawal, the Minimum Income Benefit is reduced as of the date of the withdrawal by a percentage found by dividing the withdrawal amount, including any withdrawal charges, by Contract Value immediately prior to the withdrawal.
You may apply the Minimum Income Benefit, less any applicable premium tax and pro rata account administration charge, to purchase a fixed Annuity within 30 days of any Contract anniversary following the 10th Contract anniversary . You may apply the Minimum Income Benefit to purchase only a fixed Annuity under Option 2, life income with a 10-year period certain, or Option 4B, joint and last survivor with a 10-year period certain. See the discussion of Options 2 and 4 under “Annuity Options.” The Annuity rates for this rider are based upon the 1983(a) mortality table with mortality improvement under Projection Scale G and an interest rate of 2½%. This rider was available only if the age of the Owner at the time the Contract was issued was age 79 or younger.
Example 1. How the Guaranteed Minimum Income Benefit Increases with Purchase Payments and Interest . Assume:
(i)	The Owner purchases the Contract with the Guaranteed Minimum Income Benefit at 5%.
(ii)	The initial Purchase Payment is $100,000.
(iii)	No Contract Value is allocated to the Invesco V.I. Government Money Market or Fixed Account.
(iv)	There are no outstanding loans on the Contract.
At the time the Contract is issued, the Minimum Income Benefit is $100,000. 191 days after Contract issue, the Owner adds a Purchase Payment of $50,000 to the Contract. As a result of interest accrued over the 191 days since the initial Purchase Payment, immediately prior to the $50,000 Purchase Payment, the Minimum Income Benefit has increased to $102,586, calculated as follows:
Initial Purchase Payment x (1 + Effective Annual Interest Rate)^Time Elapsed Since Initial Purchase Payment
$100,000 x (1 + .05) (191/365) =
$100,000 x (1.05 (191/365) ) = $102,586
After the $50,000 Purchase Payment, the Minimum Income Benefit is $152,586 ($102,586 + $50,000).
Example 2. How the Guaranteed Minimum Income Benefit Decreases as a Result of Withdrawals .
Continuing from Example 1, the Owner takes a withdrawal of $15,000 a little over a year (377 days) after the $50,000 Purchase Payment. The Contract Value prior to the withdrawal is $150,000 and the Minimum Income Benefit prior to the withdrawal is $160,472.50 ($152,586 x 1.05 (377/365) ). After the withdrawal, the Minimum Income Benefit decreases as follows:

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Minimum Income Benefit prior to withdrawal x (1 - (Withdrawal amount / Contract Value prior to Withdrawal))
$160,472.50 x (1 - ($15,000 / $150,000) =
$160,472.50 x (1 - .10) =
$160,472.50 x .90 = $144,425.25
After the $15,000 withdrawal, the Contract Value is $135,000 ($150,000 - $15,000), and the Minimum Income Benefit is $144,425.25.
Example 3. How the Minimum Income Benefit is used at Annuitization.
Continuing from Example 2, the Owner decides to annuitize the Contract 20 days after the 10th Contract Anniversary. Approximately 3,104 days have elapsed since the last withdrawal of $15,000. The Owner has taken no other withdrawals and added no additional Purchase Payments to the Contract. The Owner chooses Annuity Option 2 and monthly annuity payments. At the time of annuitization, the year is 2020, and the Owner, a male, is age 72. The guaranteed rate per thousand for the 5% Guaranteed Minimum Income Benefit assuming life with 10 year period certain for a male aged 72 in 2020 is $5.65. As a result of accrued interest, the Minimum Income Benefit at the time of annuitization is $218,695.20 ($144,425.25 x (1.05 (3104/365) )). The guaranteed monthly annuity payment is calculated as follows:
(Minimum Income Benefit at Annuitization / $1,000) x Applicable guaranteed rate per thousand
($218,695.20 / $1,000) x $5.65 =
$218.70 x $5.65 = $1,235.63
Example 4. How Advisory Fee Withdrawals Reduce the Guaranteed Minimum Income Benefit .
Continuing from Example 3, 191 days after the Contract Date, a $1,000 advisory fee is withdrawn from the Contract. Prior to the withdrawal, the Contract Value is $100,000. Assume no Credit Enhancements or Bonus Credits are applicable. At the time the Contract is issued, the initial Guaranteed Minimum Income Benefit is $100,000. Immediately prior to the withdrawal of the advisory fee, the Guaranteed Minimum Income Benefit would have grown to $102,586 ($100,000 x 1.05^ (191/365) ). After the advisory fee is withdrawn, the reduction to the Guaranteed Minimum Income Benefit is calculated as follows:
Guaranteed Minimum Income Benefit Prior to Withdrawal x (1 - (Advisory Fee Withdrawal Amount / Contract Value)) =
$102,586 x (1 - ($1,000 / $100,000)) =
$102,586 x (1 - .01) = $101,560.14
After the advisory fee withdrawal, the Contract Value is $99,000 ($100,000 - $1000) and the Guaranteed Minimum Income Benefit is $101,560.14.
Guaranteed Growth Death Benefit — This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:
1.	The sum of all Purchase Payments (not including any Credit Enhancements), less any withdrawals and withdrawal charges;
2.	The Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company; or
3.	The Guaranteed Growth Death Benefit.

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The Guaranteed Growth Death Benefit is an amount equal to Purchase Payments and any Credit Enhancements), net of any Premium tax, less an adjustment for withdrawals, increased at an annual effective rate of interest of 3%, 5%, 6% or 7% (6% and 7% are not available to Texas residents), as elected in the application. (If you elected the Guaranteed Growth Death Benefit at 5%, 6% or 7%, please note that the Company will credit a maximum rate of 4% for amounts allocated to the Invesco V.I. Government Money Market Subaccount or the Fixed Account; however, you will still pay the rider charge applicable to the rate you have selected.) Any amounts allocated to the Loan Account, however, will only earn the Guaranteed Rate. In crediting interest, the Company takes into account the timing of when each Purchase Payment and withdrawal occurred. The Company accrues such interest until the earliest of: (1) the Annuity Start Date; (2) the Contract anniversary following the oldest Owner’s 80th birthday; (3) the date due proof of the Owner’s death and instructions regarding payment are received; or (4) the six-month anniversary of the Owner’s date of death. In the event of a withdrawal, the Guaranteed Growth Death Benefit is reduced as of the date of the withdrawal by a percentage found by dividing the withdrawal amount, including any withdrawal charges, by Contract Value immediately prior to the withdrawal.
The amount of the Guaranteed Growth Death Benefit shall not exceed an amount equal to 200% of Purchase Payments (not including any Credit Enhancements), net of premium tax and any withdrawals, including withdrawal charges.
If an Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner’s death, the death benefit will be Contract Value, as set forth in item 2 above.
This rider was available only if the age of the Owner at the time the Contract was issued was age 79 or younger. See the discussion under “Death Benefit.”
Example 1. How the Guaranteed Growth Death Benefit   Increases with Purchase Payments and Interest . Assume:
(i)	The Owner purchases the Contract with the Growth Death Benefit at 5%.
(ii)	The initial Purchase Payment is $100,000.
(iii)	No Contract Value is allocated to the Invesco V.I. Government Money Market or the Fixed Account.
(iv)	The Owner does not purchase a credit enhancement rider.
(v)	There are no outstanding loans on the Contract.

At the time the Contract is issued, the Guaranteed Growth Death Benefit is $100,000, and the Guaranteed Growth Death Benefit cap is 200% of Purchase Payments or $200,000. 191 days after Contract issue, the Owner adds a Purchase Payment of $50,000 to the Contract. As a result of interest accrued over the 191 days since the initial Purchase Payment, immediately prior to the $50,000 Purchase Payment, the Guaranteed Growth Death Benefit has increased to $102,586, calculated as follows:
Initial Purchase Payment x (1 + Effective Annual Interest Rate)^Time Elapsed Since Initial Purchase Payment
$100,000 x (1 + .05 (191/365) ) =
$100,000 x (1.05 (191/365) ) = $102,586
The Guaranteed Growth Death Benefit increases as a result of the Purchase Payment:
Guaranteed Growth Death Benefit prior to Purchase Payment + Purchase Payment
$102,586 + $50,000 = $152,586
The Guaranteed Growth Death Benefit cap also increases as a result of the Purchase Payment:
Guaranteed Growth Death Benefit cap prior to Purchase Payment + (Purchase Payment x 200%)
$200,000 + ($50,000 x 200%) =
$200,000 + $100,000 = $300,000
Following the $50,000 Purchase Payment, the Guaranteed Growth Death Benefit is $152,586, and the Guaranteed Growth Death Benefit cap is $300.000.

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Example 2. How the Guaranteed Growth Death Benefit   Decreases as a Result of a Withdrawal .
Continuing from Example 1, the Owner takes a withdrawal of $15,000 a little over a year (377 days) after the $50,000 Purchase Payment. The Contract Value prior to the withdrawal is $150,000 and the Guaranteed Growth Death Benefit prior to the withdrawal is $160,472.50 ($152,586 x 1.05 (377/365) ). After the withdrawal, the Guaranteed Growth Death Benefit decreases as follows:
Guaranteed Growth Death Benefit prior to withdrawal x (1 - (Withdrawal amount / Contract Value prior to Withdrawal))
$160,472.50 x (1 - ($15,000 / $150,000) =
$160,472.50 x (1 - .10) =
$160,472.50 x .90 = $144,425.25
The Guaranteed Growth Death Benefit cap also decreases as a result of the withdrawal:
(Cumulative Purchase Payments - Cumulative withdrawals) x 200%
($150,000 - $15,000) x 200% =
$135,000 x 200% = $270,000
After the $15,000 withdrawal, the Contract Value is $135,000 ($150,000 - $15,000), the Guaranteed Growth Death Benefit is $144,425.25, and the Guaranteed Growth Death Benefit cap is $270,000.
Example 3. How the Guaranteed Growth Death Benefit applies at Death .
Continuing from Example 2, 439 days after the $15,000 withdrawal, the Company receives due proof of death. At the time of death, the Contract Value is $150,000. The amount payable at death would be the greatest of (1) the sum of all Purchase Payments, less any withdrawals and withdrawal charges (in this case, $135,000); (2) the Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company (in this case, $150,000); or (3) the Guaranteed Growth Death Benefit (in this case, $153,154 ($144,425.25 x 1.05 (439/365) ). Thus, $153,154 is the amount that would be paid.
Example 4. How Advisory Fee Withdrawals Reduce the   Guaranteed Growth Death Benefit .
Continuing from Example 3, 191 days after the Contract Date, a $1,000 advisory fee is withdrawn from the Contract. Prior to the withdrawal, the Contract Value is $100,000. At the time the Contract is issued, the initial Guaranteed Growth Death Benefit is $100,000. Immediately prior to the withdrawal of the advisory fee, the Guaranteed Growth Death Benefit would have grown to $102,586 ($100,000 x 1.05^ (191/365) ). After the advisory fee is withdrawn, the reduction to the Guaranteed Growth Death Benefit is calculated as follows:
Guaranteed Growth Death Benefit Prior to Advisory Fee Withdrawal x (1 - (Advisory Fee Withdrawal Amount / Contract Value)) =
$102,586 x (1 - ($1,000 / $100,000)) =
$102,586 x (1 - .01) = $101,560.14
At the time of Contract issue, the Guaranteed Growth Death Benefit cap is equal to 200% of Purchase Payments or $200,000. After the advisory fee withdrawal, the cap decreases to $198,000 ($200,000 - ($1,000 x 200%)).
Combined Annual Stepped Up and Guaranteed Growth Death Benefit — This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:

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1.	The sum of all Purchase Payments (not including any Credit Enhancements), less any withdrawals and withdrawal charges;
2.	The Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company;
3.	The Annual Stepped Up Death Benefit (as described above); or
4.	The Guaranteed Growth Death Benefit at 5% (as described above).
If an Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner’s death, the death benefit will be as set forth in item 2 above.
This rider was available only if the age of the Owner at the time the Contract was issued was age 79 or younger. See the discussion under “Death Benefit.”
Example 1. How the Combined Annual Stepped Up and Guaranteed Growth Death Benefit Works . Assume:
(i)	The Owner purchases the Contract with the Combined Annual Stepped Up and Guaranteed Growth Death Benefit.
(ii)	The Owner is age 60 when the Contract is purchased.
(iii)	The initial Purchase Payment is $100,000.
(iv)	The Owner takes no withdrawals between Contract issue and death.
At the time of Contract issue, the Annual Stepped Up Death Benefit is $100,000 (the Purchase Payment), the Guaranteed Growth Death Benefit at 5% is $100,000 (the Purchase Payment), and the Guaranteed Growth Death Benefit cap is 200% or $200,000.
Due to positive market performance, the Contract Value on the first Contract Anniversary is $125,000. The Annual Stepped Up Death Benefit increases to $125,000, the Guaranteed Growth Death Benefit increases to $105,000 ($100,000 x (1.05 (365/365) )), and the Guaranteed Growth Death Benefit cap remains unchanged at $200,000.
Due to negative market performance, the Contract Value on the second Contract Anniversary is $98,000. The Annual Stepped Up Death Benefit remains unchanged at $125,000, the Guaranteed Growth Death Benefit increases to $110,250 ($105,000 x (1.05 (365/365) )), and the Guaranteed Growth Death Benefit cap remains unchanged at $200,000.
212 days into the third Contract Year, the Owner dies. At the time of death, the Contract Value is $102,000, and the Annual Stepped Up Death Benefit is $113,418 ($110,250 x (1.05 (212/365) )). The death benefit is the greatest of: (1) the sum of all Purchase Payments (not including any Credit Enhancements), less any withdrawals and withdrawal charges (in this example, $100,000), (2) the Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company (in this example, $102,000), (3) the Annual Stepped Up Death Benefit (in this example, $125,000), or (4) the Guaranteed Growth Death Benefit at 5% (in this example, $113,418).
Thus, the death benefit payable is $125,000.
Example 2. How Advisory Fee Withdrawals Reduce the Combined Annual Stepped Up and Guaranteed Growth Death Benefit .
Continuing from Example 1, a $1,000 advisory fee is withdrawn from the Contract. Prior to the withdrawal, the Contract Value is $100,000, the Guaranteed Growth Death Benefit is $113,419, the Guaranteed Growth Death Benefit cap is $200,000, and the Annual Stepped Up Death Benefit is $125,000.
After the withdrawal, the Guaranteed Growth Death Benefit is calculated as follows:

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Guaranteed Growth Death Benefit Prior to Advisory Fee Withdrawal x [1 – (Advisory Fee Withdrawal Amount / Account Value Prior to Advisory Fee Withdrawal)] =
$113,419 x [1 - (1 - ($1,000 / $100,000)] =
$113,419 x (1 - .01) = $112,284.81
The Guaranteed Growth Death Benefit cap is calculated as follows:
Guaranteed Growth Death Benefit Cap Prior to Advisory Fee Withdrawal - (200% x Advisory Fee Withdrawal Amount) =
$200,000 - (200% x $1,000) = $198,000
The Annual Stepped Up Death Benefit is calculated as follows:
Annual Stepped Up Death Benefit Prior to Advisory Fee Withdrawal x [1 - (Advisory Fee Withdrawal Amount / Contract Value Prior to Advisory Fee Withdrawal)] =
$125,000 x [1 - ($1,000 / $100,000)] =
$125,000 x (1 - .01) = $123,750
Enhanced Death Benefit — This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greater of:
1.	The sum of all Purchase Payments (not including any Credit Enhancements), less any withdrawals and withdrawal charges; or
2.	The Contract Value on the Valuation Date due proof of the Owner’s death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit.
The Enhanced Death Benefit for a Contract issued prior to the Owner attaining age 70 is the lesser of: (1) 50% of Contract gain; or (2) 50% of adjusted Purchase Payments. For a Contract issued after the Owner has attained age 70 or older, the Enhanced Death Benefit is the lesser of: (1) 25% of Contract gain; or (2) 25% of adjusted Purchase Payments.
•	“Contract gain” is equal to Contract Value as of the date due proof of death and instructions with regard to payment are received less adjusted Purchase Payments.
•
“Adjusted Purchase Payments” are equal to all Purchase Payments made to the Contract adjusted for withdrawals and any applicable premium tax. In the event of a withdrawal, Purchase Payments are reduced as of the date of the withdrawal by a percentage found by dividing the withdrawal amount, including any withdrawal charges, by Contract Value immediately prior to the withdrawal.

If the Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner’s death, the death benefit will be the Contract Value on the Valuation Date due proof of the Owner’s death and instructions regarding payment are received by the Company.
This rider was available only if the age of the Owner at the time the Contract was issued was age 79 or younger. See the discussion under “Death Benefit.”
Example 1. How the Enhanced   Death Benefit Works . Assume:
(i)	The Owner purchases the Contract with the Enhanced Death Benefit.
(ii)	The Owner is age 60 when the Contract is purchased.
(iii)	The initial Purchase Payment is $100,000.

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During the fifth Contract Year, the Owner takes a withdrawal of $10,000. The Contract Value at the time of the withdrawal is $160,000. The adjusted Purchase Payments after the withdrawal are calculated as follows:
Previous Adjusted Purchase Payments x (1 - Withdrawal / Contract Value prior to withdrawal)
$100,000 x (1 - $10,000 / $160,000) =
$100,000 x (1 - .0625) =
$100,000 x .9375 = $93,750
During the sixth Contract Year, the Owner dies. At the time of death, the Contract Value is $175,000.
The Enhanced Death Benefit is the lesser of (1) 50% of the Contract gain, or (2) 50% of adjusted Purchase Payments.
50% of Contract gain = 50% x (Contract Value as of Due Proof of Death - Adjusted Purchase Payments) =
50% x ($175,000 - $93,750) =
50% x $81,250 = $40,625
50% of adjusted Purchase Payments = 50% x 93,750 = $46,875
Thus, the Enhanced Death Benefit is $40,625.
The death benefit is the greater of: (1) the sum of all Purchase Payments (not including any Credit Enhancements), less any withdrawals and withdrawal charges (in this example, $90,000 ($100,000 - $10,000)), or (2) the Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company, plus the Enhanced Death Benefit (in this example, $215,625 ($175,000 + $40,625).
Thus, the death benefit payable is $215,625.
Example 2. How Advisory Fee Withdrawals Reduce the Enhanced Death Benefit .
Continuing from Example 1, a $1,000 advisory fee is withdrawn from the Contract. Prior to the withdrawal, the Contract Value is $125,000. After the withdrawal, the Adjusted Purchase Payments are calculated as follows:
Adjusted Purchase Payments Prior to Advisory Fee Withdrawal x [1 - (Advisory Fee Withdrawal Amount / Contract Value Prior to Advisory Fee Withdrawal)] =
$100,000 x [1 - ($1,000 / $125,000)] =
$100,000 x (1 - .008) = $99,200
Assume time elapses since the advisory fee withdrawal is take, and the Owner dies. At the time of the Owner’s death, the Contract Value is $130,000.
The Enhanced Death Benefit at the time of death is the lesser of (1) 50% of Contract gain or (2) 50% of Adjusted Purchase Payments.
50% of Contract gain = 50% x (Contract Value as of Valuation Date of due proof of death - Adjusted Purchase Payments)
= 50% x ($130,000 - $99,200)
= $15,400
50% of Adjusted Purchase Payments = 50% x $99,200
= $49,600
Therefore, the Enhanced Death Benefit is $15,400.
The death benefit is the greater of: (1) the sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less any withdrawals and withdrawal charges (in this example, $99,200), or (2) the Contract Value on the Valuation Date due proof of death and instructions regarding payment for each

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Designated Beneficiary are received by the Company, plus the Enhanced Death Benefit (in this example, $145,400 ($130,000 + $15,400)). Thus, the death benefit payable is $145,400.
Combined Enhanced and Annual Stepped Up Death Benefit — This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:
1.	The sum of all Purchase Payments (not including any Credit Enhancements), less any withdrawals and withdrawal charges;
2.	The Contract Value on the Valuation Date due proof of the Owner’s death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit (as described above); or
3.	The Annual Stepped Up Death Benefit (as described above), plus the Enhanced Death Benefit (as described above).
If the Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner’s death, the death benefit will be the Contract Value on the Valuation Date due proof of the Owner’s death and instructions regarding payment are received by the Company.
This rider was available only if the age of the Owner at the time the rider was issued was age 79 or younger. See the discussion under “Death Benefit.”
Example 1. How the Combined Enhanced and Annual Stepped Up Death Benefit Works . Assume:
(i)	The Owner purchases the Contract with the Combined Enhanced and Annual Stepped Up Death Benefit.
(ii)	The Owner is age 60 when the Contract is purchased.
(iii)	The initial Purchase Payment is $100,000.
(iv)	The Owner takes no withdrawals and makes no additional Purchase Payments.
(v)	On the first Contract Anniversary, the Contract Value is $105,000.
(vi)	On the second Contract Anniversary, the Contract Value is $99,000.
(vii)	On the third Contract Anniversary, the Contract Value is $106,000.
The Annual Stepped Up Death Benefit is $100,000 at Contract issue, increases to $105,000 at the first Contract Anniversary, remains unchanged at $105,000 at the second Contract Anniversary, and increases to $106,000 at the third Contract Anniversary.
During the fourth Contract Year, the Owner dies. At the time of death, the Contract Value is $107,000, and the Annual Stepped Up Death Benefit is $106,000.
The Enhanced Death Benefit is the lesser of (1) 50% of the Contract gain, or (2) 50% of adjusted Purchase Payments.
50% of Contract gain = 50% x (Contract Value as of Due Proof of Death - Adjusted Purchase Payments) =
50% x ($107,000 - $100,000) =
50% x $7,000 = $3,500
50% of adjusted Purchase Payments = 50% x $100,000 = $50,000
Thus, the Enhanced Death Benefit is $3,500.
The death benefit is the greater of: (1) the sum of all Purchase Payments (not including any Credit Enhancements), less any withdrawals and withdrawal charges (in this example, $100,000), (2) the Contract

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Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company, plus the Enhanced Death Benefit (in this example, $110,500 ($107,000 + $3,500), or (3) the Annual Stepped Up Death Benefit plus the Enhanced Death Benefit (in this example, $109,500 ($106,000 + $3,500).
Thus, the death benefit payable is $110,500.
Example 2. How Advisory Fee Withdrawals Reduce the Enhanced and Annual Stepped Up Death Benefit .
Continuing from Example 1, a $1,000 advisory fee is withdrawn from the Contract in the fourth Contract Year. Prior to the withdrawal, the Contract Value is $125,000. After the withdrawal, the Adjusted Purchase Payments are calculated as follows:
Adjusted Purchase Payments Prior to Advisory Fee Withdrawal x [1 - (Advisory Fee Withdrawal Amount / Contract Value Prior to Advisory Fee Withdrawal)] =
$100,000 x [1 - ($1,000 / $125,000)] =
$100,000 x (1 - .008) = $99,200
After the withdrawal, the Annual Stepped Up Death Benefit is calculated as follows:
Annual Stepped Up Death Benefit Prior to Advisory Fee Withdrawal x [1 - (Advisory Fee Withdrawal Amount / Contract Value Prior to Advisory Fee Withdrawal)] =
$106,000 x [1 - ($1,000 / $125,000)] =
$106,000 x (1 - .008) = $105,152
Later in the fourth Contract Year, the Owner dies. At the time of the Owner’s death, the Contract Value is $130,000.
The Enhanced Death Benefit at the time of death is the lesser of (1) 50% of Contract gain or (2) 50% of Adjusted Purchase Payments.
50% of Contract gain = 50% x (Contract Value as of Valuation Date of due proof of death - Adjusted Purchase Payments)
= 50% x ($130,000 - $99,200)
= $15,400
50% of Adjusted Purchase Payments = 50% x $99,200
= $49,600
Therefore, the Enhanced Death Benefit is $15,400.
The death benefit is the greater of: (1) the sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less any withdrawals and withdrawal charges (in this example, $99,200), (2) the Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company, plus the Enhanced Death Benefit (in this example, $145,400 ($130,000 + $15,400)), or (3) the Annual Stepped Up Death Benefit plus the Enhanced Death Benefit (in this example, $120,552 ($105,152 + 15,400)). Thus, the death benefit payable is $145,400.
Combined Enhanced and Guaranteed Growth Death Benefit — This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:
1.	The sum of all Purchase Payments (not including any Credit Enhancements), less any withdrawals and withdrawal charges;

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2.	The Contract Value on the Valuation Date due proof of the Owner’s death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit (as described above); or
3.	The Guaranteed Growth Death Benefit at 5% (as described above), plus the Enhanced Death Benefit (as described above).
If the Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner’s death, the death benefit will be the Contract Value on the Valuation Date due proof of the Owner’s death and instructions regarding payment are received by the Company.
This rider was available only if the age of the Owner at the time the rider was issued was age 79 or younger. See the discussion under “Death Benefit.”
Example 1. How the Combined Enhanced and Guaranteed Growth Death Benefit Works . Assume:
(i)	The Owner purchases the Contract with the Combined Enhanced and Guaranteed Growth Death Benefit at 5%.
(ii)	The Owner is age 60 when the Contract is purchased.
(iii)	The initial Purchase Payment is $100,000.
(iv)	The Owner takes no withdrawals and makes no additional Purchase Payments.
During the fourth Contract Year, 1,546 days from Contract issue, the Owner dies. At the time of death, the Contract Value is $107,000.
The Enhanced Death Benefit is the lesser of (1) 50% of the Contract gain, or (2) 50% of adjusted Purchase Payments.
50% of Contract gain = 50% x (Contract Value as of Due Proof of Death - Adjusted Purchase Payments) =
50% x ($107,000 - $100,000) =
50% x $7,000 = $3,500
50% of adjusted Purchase Payments = 50% x $100,000 = $50,000
Thus, the Enhanced Death Benefit is $3,500.
The Guaranteed Growth Death Benefit at the time of death is calculated as follows:
Initial Purchase Payment x (1 + Effective Annual Interest Rate)^Time Elapsed Since Purchase Payment
$100,000 x (1 + .05 (1546/365) ) =
$100,000 x (1.05 (1546/365) ) = $122,956
                                            (less than the $200,000 Guaranteed Growth Death Benefit cap of $200,000)
The death benefit is the greater of: (1) the sum of all Purchase Payments (not including any Credit Enhancements), less any withdrawals and withdrawal charges (in this example, $100,000), (2) the Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company, plus the Enhanced Death Benefit (in this example, $110,500 ($107,000 + $3,500), or (3) the Guaranteed Growth Death Benefit plus the Enhanced Death Benefit (in this example, $126,456 ($122,956 + $3,500).
Thus, the death benefit payable is $126,456.
Example 2. How Advisory Fee Withdrawals Reduce the Enhanced and Guaranteed Growth Death Benefit .
Continuing from Example 1, a $1,000 advisory fee is withdrawn from the Contract in the fourth Contract Year. Prior to the withdrawal, the Contract Value is $125,000 and the Guaranteed Growth Death Benefit is $122,956. After the withdrawal, the Adjusted Purchase Payments are calculated as follows:

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Adjusted Purchase Payments Prior to Advisory Fee Withdrawal x [1 - (Advisory Fee Withdrawal Amount / Contract Value Prior to Advisory Fee Withdrawal)] =
$100,000 x [1 - ($1,000 / $125,000)] =
$100,000 x (1 - .008) = $99,200
After the withdrawal, the Guaranteed Growth Death Benefit is calculated as follows:
Guaranteed Growth Death Benefit Prior to Advisory Fee Withdrawal x [1 - (Advisory Fee Withdrawal Amount / Contract Value Prior to Advisory Fee Withdrawal)] =
$122,956 x [1 - ($1,000 / $125,000)] =
$122,956 x (1 - .008) = $121,972.35
Thirty days after the advisory fee is taken, the Owner dies. At the time of the Owner’s death, the Contract Value is $126,000.
The Enhanced Death Benefit at the time of death is the lesser of (1) 50% of Contract gain or (2) 50% of Adjusted Purchase Payments.
50% of Contract gain = 50% x (Contract Value as of Valuation Date of due proof of death - Adjusted Purchase Payments)
= 50% x ($126,000 - $99,200)
= $13,400
50% of Adjusted Purchase Payments = 50% x $99,200
= $49,600
Therefore, the Enhanced Death Benefit is $13,400.
The Guaranteed Growth Death Benefit at the time of death is calculated as follows:
Guaranteed Growth Death Benefit x 1.05^ (30/365) =
$121,972.35 x 1.05^ (30/365) = $122,462.46
The death benefit is the greater of: (1) the sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less any withdrawals and withdrawal charges (in this example, $99,200), (2) the Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company, plus the Enhanced Death Benefit (in this example, $139,400 ($126,000 + $13,400)), or (3) the Guaranteed Growth Death Benefit plus the Enhanced Death Benefit (in this example, $135,862.46 ($122,462.46 + 13,400)). Thus, the death benefit payable is $135,862.46.
Combined Enhanced, Annual Stepped Up, and Guaranteed Growth Death Benefit This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:
1.	The sum of all Purchase Payments (not including any Credit Enhancements), less any withdrawals and withdrawal charges;
2.	The Contract Value on the Valuation Date due proof of the Owner’s death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit (as described above); or
3.	The Annual Stepped Up Death Benefit (as described above), plus the Enhanced Death Benefit (as described above); or
4.	The Guaranteed Growth Death Benefit at 5% (as described above), plus the Enhanced Death Benefit (as described above).

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If the Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner’s death, the death benefit will be the Contract Value on the Valuation Date due proof of the Owner’s death and instructions regarding payment are received by the Company.
This rider was available only if the age of the Owner at the time the rider was issued was age 79 or younger. See the discussion under “Death Benefit.”
Example 1. How the Combined Enhanced, Annual Stepped Up, and Guaranteed Growth Death Benefit Works . Assume:
(i)	The Owner purchases the Contract with the Combined Enhanced, Annual Stepped Up, and Guaranteed Growth Death Benefit at 5%.
(ii)	The Owner is age 60 when the Contract is purchased.
(iii)	The initial Purchase Payment is $100,000.
(iv)	The Owner takes no withdrawals and makes no additional Purchase Payments.
(v)	On the first Contract Anniversary, the Contract Value is $105,000.
(vi)	On the second Contract Anniversary, the Contract Value is $99,000.
(vii)	On the third Contract Anniversary, the Contract Value is $106,000.
The Annual Stepped Up Death Benefit is $100,000 at Contract issue, increases to $105,000 at the first Contract Anniversary, remains unchanged at $105,000 at the second Contract Anniversary, and increases to $106,000 at the third Contract Anniversary.
During the fourth Contract Year, 1,546 days from Contract issue, the Owner dies. At the time of death, the Contract Value is $107,000, and the Annual Stepped Up Death Benefit is $106,000.
The Enhanced Death Benefit is the lesser of (1) 50% of the Contract gain, or (2) 50% of adjusted Purchase Payments.
50% of Contract gain = 50% x (Contract Value as of Due Proof of Death - Adjusted Purchase Payments) =
50% x ($107,000 - $100,000) =
50% x $7,000 = $3,500
50% of adjusted Purchase Payments = 50% x $100,000 = $50,000
Thus, the Enhanced Death Benefit is $3,500.
The Guaranteed Growth Death Benefit at the time of death is calculated as follows:
Initial Purchase Payment x (1 + Effective Annual Interest Rate)^Time Elapsed Since Initial Purchase Payment =
$100,000 x (1 + .05 (1546/365) )
$100,000 x (1.05 (1546/365) ) = $122,956
(less than the $200,000 Guaranteed Growth Death Benefit cap of $200,000)
The death benefit is the greater of: (1) the sum of all Purchase Payments (not including any Credit Enhancements), less any withdrawals and withdrawal charges (in this example, $100,000), (2) the Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company, plus the Enhanced Death Benefit (in this example, $110,500 ($107,000 + $3,500), (3) the Annual Stepped Up Death Benefit plus the Enhanced Death Benefit (in this example, $109,500 ($106,000 + $3,500)), (4) the Guaranteed Growth Death Benefit plus the Enhanced Death Benefit (in this example, $126,456 ($122,956 + $3,500).
Thus, the death benefit payable is $126,456.

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Example 2. How Advisory Fee Withdrawals Reduce the Combined Enhanced, Annual Stepped Up, and Guaranteed Growth Death Benefit .
Continuing from Example 1, a $1,000 advisory fee is withdrawn from the Contract in the fourth Contract Year. Prior to the withdrawal, the Contract Value is $125,000 and the Guaranteed Growth Death Benefit is $122,956. After the withdrawal, the Adjusted Purchase Payments are calculated as follows:
Adjusted Purchase Payments Prior to Advisory Fee Withdrawal x [1 - (Advisory Fee Withdrawal Amount / Contract Value Prior to Advisory Fee Withdrawal)] =
$100,000 x [1 - ($1,000 / $125,000)] =
$100,000 x (1 - .008) = $99,200
After the withdrawal, the Guaranteed Growth Death Benefit is calculated as follows:
Guaranteed Growth Death Benefit Prior to Advisory Fee Withdrawal x [1 - (Advisory Fee Withdrawal Amount / Contract Value Prior to Advisory Fee Withdrawal)] =
$122,956 x [1 - ($1,000 / $125,000)] =
$122,956 x (1 - .008) = $121,972.35
After the withdrawal, the Annual Stepped Up Death Benefit is calculated as follows:
Annual Stepped Up Death Benefit Prior to Advisory Fee Withdrawal x [1 - (Advisory Fee Withdrawal Amount / Contract Value Prior to Advisory Fee Withdrawal)] =
$106,000 x [1 - ($1,000 / $125,000)] =
$106,000 x (1 - .008) = $105,152
Thirty days after the advisory fee is taken, the Owner dies. At the time of the Owner’s death, the Contract Value is $120,000.
The Enhanced Death Benefit at the time of death is the lesser of (1) 50% of Contract gain or (2) 50% of Adjusted Purchase Payments.
50% of Contract gain = 50% x (Contract Value as of Valuation Date of due proof of death - Adjusted Purchase Payments)
= 50% x ($120,000 - $99,200)
= $10,400
50% of Adjusted Purchase Payments = 50% x $99,200
= $49,600
Therefore, the Enhanced Death Benefit is $10,400.
The Guaranteed Growth Death Benefit at the time of death is calculated as follows:
Guaranteed Growth Death Benefit x 1.05^ (30/365) =
$121,972.35 x 1.05^ (30/365) = $122,462.46
The death benefit is the greater of: (1) the sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less any withdrawals and withdrawal charges (in this example, $99,200), (2) the Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company, plus the Enhanced Death Benefit (in this example, $130,400 ($120,000 + $10,400)), (3) the Annual Stepped Up Death Benefit plus the Enhanced Death Benefit (in this example, $115,552 ($105,152 + 13,400)), or the Guaranteed Growth Death Benefit plus the Enhanced Death Benefit (in this example, $132,862.46 ($122,462.46 + $10,400)). Thus, the death benefit payable is $132,862.46
Guaranteed Minimum Withdrawal Benefit If you elected this rider when you purchased the Contract, your “Benefit Amount” was equal to a percentage of the initial Purchase Payment including any Credit Enhancement. If you purchased the rider on a Contract anniversary , your Benefit Amount was equal to a percentage of your Contract Value on the Valuation Date we added this rider to your Contract. The Benefit Amount,

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which is the amount available for withdrawal under this rider, is reduced as you take Annual Withdrawal Amounts, and the Benefit Amount as so reduced is referred to as the “Remaining Benefit Amount.” If you purchased the Contract and did not elect this rider at issue, it is no longer available for you to add to your Contract.
Under this rider, you may withdraw up to a specified amount each Contract Year (the “Annual Withdrawal Amount”), regardless of the performance of your Contract Value, until the Remaining Benefit Amount is reduced to $0. The Annual Withdrawal Amount initially is a percentage of the initial Purchase Payment including any Credit Enhancement (or Contract Value on the purchase date of the rider if the rider was purchased on a Contract anniversary). You may select one of the following combinations of Annual Withdrawal Amount and Benefit Amount:
Annual Withdrawal Amount*	Benefit Amount*
5%	130%
6%	110%
7%	100%
*A percentage of the initial Purchase Payment including any Credit Enhancement (or Contract Value on the purchase date of the rider if the rider was purchased on a Contract anniversary)

If you do not take the Annual Withdrawal Amount during a Contract Year, you may not take more than the Annual Withdrawal Amount in the next Contract Year, without triggering a proportional reduction in the Annual Withdrawal Amount and Remaining Benefit Amount. The Annual Withdrawal Amount can be taken in one withdrawal or multiple withdrawals during the Contract Year. You can continue to take up to the Annual Withdrawal Amount each Contract Year until the Remaining Benefit Amount is depleted.
Example 1. Annual Withdrawal Amount Continues when the Contract Value Reaches Zero . Assume:
(i)	The Owner purchases the Contract with the Guaranteed Minimum Withdrawal Benefit.
(ii)	The initial Purchase Payment is $100,000, and no additional Purchase Payments are added to the Contract.
(iii)	The Owner elects 5% as the Annual Withdrawal Amount, with 130% as the corresponding Benefit Amount.
(iv)	The assumed rate of return is -1.00%.
At the beginning of Contract Year 1, the Contract Value is $100,000, the Remaining Benefit Amount is $130,000, and the Annual Withdrawal Amount is $5,000. If the Owner takes no other withdrawals in Contract Year 1 besides the Annual Withdrawal Amount, at the beginning of Contract Year 2, the Contract Value is $94,050 and the Remaining Benefit Amount is $125,000. If the Owner continues taking only the Annual Withdrawal Amount each Contract Year, at the end of Contract Year 19, the Contract Value is $0, but the Remaining Benefit Amount is $35,000. The Owner can continue taking the Annual Withdrawal Amount for seven additional Contract Years until the Remaining Benefit Amount is $0.
If you take more than the Annual Withdrawal Amount in a Contract Year, we will recalculate the Remaining Benefit Amount, and your Annual Withdrawal Amount may be lower in the future. Withdrawals under this rider reduce Contract Value by the amount of the withdrawal, including any applicable withdrawal charges or premium taxes and any for-feited Credit Enhancements; provided, however, that a withdrawal of the Annual Withdrawal Amount is not subject to a withdrawal charge. Any withdrawal up to the Annual Withdrawal Amount in a Contract Year reduces the free withdrawal amount otherwise available in that Contract Year, and withdrawals, including withdrawals of the Annual Withdrawal Amount, may result in forfeiture of Credit Enhancements if you have the Extra Credit Rider in effect. Please see the discussion under “Contingent Deferred Sales Charge,” and “Extra Credit.” Withdrawals, including withdrawals of the Annual Withdrawal Amount, may result in receipt of taxable income to the Owner and, if made prior to the Owner attaining age 59½, may be subject to a 10% penalty tax. Please see “Federal Tax Matters.”
The Annual Withdrawal Amount will remain the same each Contract Year unless you make additional Purchase Payments after the purchase date of the rider, withdraw more than the Annual Withdrawal Amount in a Contract Year, or elect to reset the Remaining Benefit Amount as discussed below. If additional Purchase Payments are made, the Annual Withdrawal Amount will increase by an amount equal to 5%, 6% or 7% of the Purchase Payment including any Credit Enhancements, and the Remaining Benefit Amount will increase by an amount equal to 130%, 110% or

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100% of the Purchase Payment including any Credit Enhancements, depending on which combination of Annual Withdrawal Amount and Benefit Amount you have selected.
The Annual Withdrawal Amount and Remaining Benefit Amount are recalculated in the event of a withdrawal in a Contract Year that exceeds the Annual Withdrawal Amount as follows. The Annual Withdrawal Amount and Remaining Benefit Amount respectively are reduced by an amount equal to a percentage of the Annual Withdrawal Amount and Remaining Benefit Amount determined by dividing the excess withdrawal amount by Contract Value after deduction of any Annual Withdrawal Amount included in the withdrawal.
Example 2. Effect of an Excess Withdrawal and Recalculation of the Remaining Benefit Amount and the Annual Withdrawal Amount . Assume:
(i)	The Owner purchases the Contract with the Guaranteed Minimum Withdrawal Benefit.
(ii)	The initial Purchase Payment is $100,000, and no additional Purchase Payments are added to the Contract.
(iii)	The Owner elects 5% as the Annual Withdrawal Amount, with 130% as the corresponding Benefit Amount.
At the beginning of Contract Year 1, the Contract Value is $100,000, the Remaining Benefit Amount is $130,000, and the Annual Withdrawal Amount is $5,000. Due to negative market performance, in Contract Year 1 the Contract Value is reduced to $85,000 and the Owner decides to withdraw $15,000. This reduces the Contract Value to $70,000 ($85,000 - $15,000). Because the $15,000 withdrawal exceeds the Annual Withdrawal Amount, the Remaining Benefit Amount and future Annual Withdrawal Amount will be reduced. The excess withdrawal is equal to $10,000 ($15,000 - $5,000), the amount of the withdrawal in excess of the Annual Withdrawal Amount.
The percentage reduction in the Remaining Benefit Amount and the future Annual Withdrawal Amount is calculated as follows:
Excess Withdrawal Amount / (Contract Value Prior to Withdrawal - Annual Withdrawal Amount):
$10,000 / ($85,000 - $5,000) =
$10,000 / $80,000 = 12.50%
The adjusted Remaining Benefit Amount is calculated as follows:
(Remaining Benefit Amount - Annual Withdrawal Amount) x Calculated Reduction =
($130,000 - $5,000) x (1 - 12.50%) =
$145,000 x 87.50% = $109,375
The future Annual Withdrawal Amount is calculated as follows:
Annual Withdrawal Amount x Calculated Reduction =
$5,000 x (1 - 12.50%) = $4,375
After the reduction, the Remaining Benefit Amount is $109,375 and the future Annual Withdrawal Amount is $4,375.
After the fifth anniversary of the purchase of this rider, you may elect to reset the Remaining Benefit Amount to an amount equal to Contract Value on the reset date and the Annual Withdrawal Amount to 5%, 6% or 7%, as applicable, of Contract Value on that date; provided, however, that the Annual Withdrawal Amount will remain the same if the current Annual Withdrawal Amount is greater than the reset amount. Once a reset election has been made, you may not elect another reset until after the fifth anniversary of the prior reset date. The Company reserves the right to require that resets be effected on a Contract anniversary and the rider charge may be increased in the event that you elect a reset; provided, however, that such charge will not exceed 1.10%.

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Example 3. Remaining Benefit Amount Reset . Assume:
(i)	The Owner purchases the Contract with the Guaranteed Minimum Withdrawal Benefit.
(ii)	The initial Purchase Payment is $100,000, and no additional Purchase Payments are added to the Contract.
(iii)	The Owner elects 5% as the Annual Withdrawal Amount, with 130% as the corresponding Benefit Amount.
At the beginning of Contract Year 1, the Contract Value is $100,000, the Remaining Benefit Amount is $130,000, and the Annual Withdrawal Amount is $5,000. On the sixth Contract Anniversary, the Owner elects to reset the Remaining Benefit Amount. The Owner has taken no other withdrawals besides the Annual Withdrawal Amount for the last six Contract Years. On the sixth Contract Anniversary, due to positive market performance, the Contract Value is $120,000, and the Remaining Benefit Amount is $100,000 ($130,000 – ($5,000 x 6)). Upon the reset, the Remaining Benefit Amount will increase to $120,000, and the Annual Withdrawal Amount will increase from $5,000 to $6,000 ($120,000 x 5%). After the reset, the Contract will not be eligible for another reset until after the 11th Contract Anniversary.
Example 4. How Advisory Fee Withdrawals Reduce the   Guaranteed Minimum Withdrawal   Benefit . Assume:
(i)	The Owner purchases the Contract with the Guaranteed Minimum Withdrawal Benefit.
(ii)	The initial Purchase Payment is $100,000, and no additional Purchase Payments are added to the Contract.
(iii)	The Owner elects 5% as the Annual Withdrawal Amount, with 130% as the corresponding Benefit Amount.
A $1,000 advisory fee is withdrawn from the Contract. Prior to the withdrawal, the Contract Value is $100,000. Because the advisory fee of $1,000 is less than the Annual Withdrawal Amount of $5,000, the withdrawal reduces the Guaranteed Minimum Withdrawal Benefit dollar for dollar as follows:
Guaranteed Minimum Withdrawal Benefit Prior to Advisory Fee Withdrawal - Advisory Fee Withdrawal Amount =
$130,000 - $1,000 = $129,000
After the withdrawal, the remaining Annual Withdrawal Amount is reduced as follows:
Annual Withdrawal Amount Prior to Advisory Fee Withdrawal - Advisory Fee Withdrawal Amount =
$5,000 - $1,000 = $4,000
If the advisory fee withdrawal is $6,000 (and therefore greater than the Annual Withdrawal Amount), the Guaranteed Minimum Withdrawal Benefit is reduced proportionately as follows:
(Guaranteed Minimum Withdrawal Benefit Prior to Advisory Fee Withdrawal - Advisory Fee Withdrawal Amount) x [1 - (Advisory Fee Withdrawal Amount - Annual Withdrawal Amount)/(Contract Value Prior to Advisory Fee Withdrawal - Annual Withdrawal Amount)] =
($130,000 - $5,000) x [1 - ($6,000 - $5,000)/($100,000 - $5,000)] =
$125,000 x [1 - ($1,000/$95,000)] = $123,684.21
The withdrawal reduces the Guaranteed Minimum Withdrawal Benefit by more than the amount of the withdrawal. After the withdrawal, the remaining Annual Withdrawal Amount is $0. The advisory fee withdrawal will proportionately reduce the Annual Withdrawal Amount available in future Contract Years. The Annual Withdrawal Amount for the next Contract Year is calculated as follows:
Annual Withdrawal Amount Prior to Advisory Fee Withdrawal - [1 - (Advisory Fee Withdrawal - Annual Withdrawal Amount)/(Contract Value Prior to Advisory Fee Withdrawal - Annual Withdrawal Amount)] =
$5,000 x [1 - ($6,000 - $5,000)/($100,000 - $5,000)] =
$5,000 x ($1,000/$95,000) = $4,947.37
While this rider is in effect, we reserve the right to restrict subsequent Purchase Payments. This rider will terminate upon the earliest of: (1) termination of the Contract, (2) the Annuity Start Date, (3) any Valuation Date on which Contract Value and the Remaining Benefit Amount are equal to $0, (4) a full withdrawal of Contract Value pursuant to a withdrawal that exceeds the Annual Withdrawal Amount for that Contract Year, or (5) upon the first

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death of any Owner, or if the Owner is a non-natural person, the death of an Annuitant or a Joint Owner that is a natural person. This rider may not be reinstated by Purchase Payments or reset after such termination. This rider was available only if the age of each Owner and Annuitant at the time the rider was purchased was age 85 or younger.
If you have a qualified contract, you may be required to take minimum distributions from the Contract during your lifetime. If your required minimum distribution amount exceeds your Annual Withdrawal Amount, you will have to withdraw more than the Annual Withdrawal Amount to avoid the imposition of a 50% excise tax, causing a propor-tional reduction in the Remaining Benefit Amount.
Total Protection This rider makes available a (1) Guaranteed Growth Death Benefit at 5%; (2) Guaranteed Minimum Withdrawal Benefit with an Annual Withdrawal Amount of 5% and a Benefit Amount of 100%; and (3) Guaranteed Minimum Accumulation Benefit as described below.
Upon the death of the Owner or any Joint Owner prior to the Annuity Start Date, a Guaranteed Growth Death Benefit at 5% will be available as described under “Guaranteed Growth Death Benefit,” with the following differences. Under this rider, the Guaranteed Growth Death Benefit will be reduced by any Annual Withdrawal Amount taken under the Guaranteed Minimum Withdrawal Benefit and will be reduced proportionately by any withdrawal that exceeds in whole or in part the Annual Withdrawal Amount for the Contract Year. The Guaranteed Growth Death Benefit is reduced as of the date of any such withdrawal by a percentage that is determined by dividing the excess withdrawal amount by Contract Value after deduction of any Annual Withdrawal Amount included in the withdrawal. Also, under this rider, the amount of the Guaranteed Growth Death Benefit shall not exceed an amount equal to 200% of Purchase Payments (not including any Credit Enhancements or Purchase Payments made during the 12 months preceding the Owner’s date of death), net of premium tax and any withdrawals, including withdrawal charges. Finally, under this rider, the annual effective rate of interest used in calculating the benefit will be 5% for Contract Value allocated to any of the Subaccounts, including the Invesco V.I. Government Money Market Account Subaccount. If the Guaranteed Growth Death Benefit on any Valuation Date is equal to $0, the benefit will terminate and may not be reinstated or reset (as described below) after such termination.
This rider also makes available a Guaranteed Minimum Withdrawal Benefit (as described under “Guaranteed Minimum Withdrawal Benefit” above); provided, however, that the Annual Withdrawal Amount is equal to 5%, and the Remaining Benefit Amount is equal to 100%, of the initial Purchase Payment including any Credit Enhancement (or Contract Value on the purchase date of this rider if the rider was purchased on a Contract anniversary).
The Guaranteed Minimum Accumulation Benefit provides that at the end of the “Term,” which is the ten-year period beginning on the date of your purchase of the rider, the Company will apply an additional amount to your Contract if the Contract Value on that date is less than the Guaranteed Minimum Accumulation Benefit amount. The additional amount will be equal to the difference between the Contract Value on that date and the Guaranteed Minimum Accumulation Benefit amount on that date. Any additional amount added to your Contract will be allocated among the Subaccounts in the same proportion as Contract Value is allocated on that date. No additional amount will be applied if the Contract Value is greater than the Guaranteed Minimum Accumulation Benefit amount on the last day of the Term.
The Guaranteed Minimum Accumulation Benefit amount is equal to 105% of your initial Purchase Payment including any Credit Enhancement (or Contract Value on the purchase date of this rider if the rider was purchased on a Contract anniversary); plus 105% of any Purchase Payments (including any Credit Enhancements) made during the first three years of the Term; less any withdrawals of the Annual Withdrawal Amount under the Guaranteed Minimum Withdrawal Benefit; and less an adjustment for any withdrawals that exceed in whole or in part the Annual Withdrawal Amount for the Contract Year. The adjustment reduces the Guaranteed Minimum Accumulation Benefit amount by a percentage that is determined by dividing the excess withdrawal amount by Contract Value after deduction of any Annual Withdrawal Amount included in the withdrawal.
The Guaranteed Minimum Accumulation Benefit will terminate upon payment of any additional amount as described above or upon expiration of the Term without payment of an additional amount. This benefit may not be reinstated by Purchase Payments or reset after such termination.
After the fifth anniversary of the purchase of this rider, you may elect to reset the Remaining Benefit Amount, the Guaranteed Growth Death Benefit and the Guaranteed Minimum Accumulation Benefit to an amount equal to Contract Value on the reset date; provided that Contract Value on that date is greater than the Remaining Benefit Amount. The Annual Withdrawal Amount will reset to 5% of Contract Value on the reset date, unless the current Annual Withdrawal Amount is greater, in which case the Annual Withdrawal Amount will remain the same. The reset

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election must be made as to all or none of the Remaining Benefit Amount, the Guaranteed Growth Death Benefit and the Guaranteed Minimum Accumulation Benefit. If you elect a reset, a new Term will begin for the Guaranteed Minimum Accumulation Benefit effective on the reset date. Once a reset election has been made, you may not elect another reset until after the fifth anniversary of the prior reset date. The Company reserves the right to require that resets be effected on a Contract anniversary and the rider charge may be increased in the event that you elect a reset; provided, however, that such charge will not exceed 1.45%.
This rider will terminate upon the earliest of: (1) termination of the Contract, (2) the Annuity Start Date, (3) any Valuation Date on which Contract Value and the Remaining Benefit Amount are equal to $0, (4) a full withdrawal of Contract Value pursuant to a withdrawal that exceeds the Annual Withdrawal Amount for that Contract Year, or (5) upon the first death of any Owner, or if the Owner is a non-natural person, the death of an Annuitant or a Joint Owner that is a natural person.
While this rider is in effect, we reserve the right to restrict subsequent Purchase Payments. This rider was available only if the age of each Owner and Annuitant at the time the rider was purchased was age 79 or younger.
Because of the ten-year Term, if you are within ten years of your required beginning date for taking required minimum distributions under a Qualified Contract, you may not be able to receive the full value of the Guaranteed Minimum Accumulation Benefit. You should consult a tax adviser before resetting the Guaranteed Minimum Accumulation Benefit with a Qualified Contract.
Example 1. How an Additional Purchase Payment Affects the Total Protection Rider . Assume:
(i)	The Owner purchases the Contract with the Total Protection Rider.
(ii)	The initial Purchase Payment is $100,000.
At Contract issue, the Guaranteed Growth Death Benefit is $100,000, the Guaranteed Growth Death Benefit cap is $200,000 ($100,000 x 200%), the Remaining Benefit Amount is $100,000 ($100,000 x 100%), the Annual Withdrawal Amount is $5,000 ($100,000 x 5%), and the Minimum Accumulation Benefit is $105,000 ($100,000 x 105%).
The Owner adds a Purchase Payment of $10,000 to the Contract in the first Contract Year (42 days after Contract issue). As a result of interest accrued over the 42 days since the initial Purchase Payment, immediately prior to the $10,000 Purchase Payment, the Guaranteed Growth Death Benefit has increased to $100,563, calculated as follows:
Initial Purchase Payment x (1 + Effective Annual Interest Rate)^Time Elapsed Since Initial Purchase Payment
$100,000 x (1 + .05 (42/365) ) =
$100,000 x (1.05 (42/365) ) = $100,563
The Guaranteed Growth Death Benefit increases as a result of the Purchase Payment:
Guaranteed Growth Death Benefit prior to Purchase Payment + Purchase Payment
$100,563 + $10,000 = $110,563
The Guaranteed Growth Death Benefit cap also increases as a result of the Purchase Payment:
Guaranteed Growth Death Benefit cap prior to Purchase Payment + (Purchase Payment x 200%)
$200,000 + ($10,000 x 200%) =
$200,000 + $20,000 = $220,000

B-18

The Remaining Benefit Amount increases as a result of the Purchase Payment:
Initial Purchase Payment + (Additional Purchase Payment x 100%)
$100,000 + ($10,000 x 100%) =
$100,000 + $10,000 = $110,000
The Annual Withdrawal Amount increases as a result of the Purchase Payment:
Prior Annual Withdrawal Amount + (Purchase Payment x 5%)
$5,000 + ($10,000 x 5%) =
$5,000 + $500 = $5,500
The Minimum Accumulation Benefit increases as a result of the Purchase Payment:
Minimum Accumulation Benefit + (Purchase Payment x 105%)
$105,000 + ($10,000 x 105%) =
$105,000 + $10,500 = $115,500
Example 2. How a Withdrawal Affects the Total Protection Rider .
Continuing from Example 1, the Owner withdraws $10,500 from the Contract in the fourth Contract Year (1,450 days after the additional Purchase Payment). The Contract Value prior to withdrawal is $130,500.
As a result of interest accrued over the 1,450 days since the additional Purchase Payment, immediately prior to the $10,500 withdrawal, the Guaranteed Growth Death Benefit has increased to $134,210.50, calculated as follows:
Guaranteed Growth Death Benefit x (1 + Effective Annual Interest Rate)^Time Elapsed Since Additional Purchase Payment
$110,563 x (1 + .05 (1450/365) ) =
$110,563 x (1.05 (1450/365) ) = $134,210.50
The Guaranteed Growth Death Benefit decreases as a result of the withdrawal:
(Guaranteed Growth Death Benefit prior to withdrawal - Annual Withdrawal Amount) x (1 - (Amount of withdrawal in excess of the Annual Withdrawal Amount / (Contract Value - Annual Withdrawal Amount)))
($134,210.50 - $5,500) x (1 - ($10,500 - $5,500) / ($130,500 - $5,500)) =
$128,710.50 x (1 - ($5,000 / $125,000)) =
$128,710.50 x (1 - .04) =
$128,710.50 x .96 = $123,562.08
The Guaranteed Growth Death Benefit cap also decreases as a result of the withdrawal:
(Cumulative Purchase Payments - Cumulative withdrawals) x 200%
($100,000 + $10,000 - $10,500) x 200% =
$99,500 x 200% = $199,000
The Remaining Benefit Amount decreases as a result of the withdrawal:
(Remaining Benefit Amount prior to withdrawal - Annual Withdrawal Amount) x (1 - (Amount of withdrawal in excess of the Annual Withdrawal Amount / (Contract Value - Annual Withdrawal Amount)))

B-19

($110,000 - $5,500) x (1 - ($10,500 - $5,500) / ($130,500 - $5,500)) =
$104,500 x (1 - ($5,000 / $125,000)) =
$104,500 x (1 - .04) =
$104,500 x .96 = $100,320
The Annual Withdrawal Amount decreases as a result of the withdrawal:
Prior Annual Withdrawal Amount x (1 - (Amount of withdrawal in excess of the Annual Withdrawal Amount / (Contract Value - Annual Withdrawal Amount)))
$5,500 x (1 - ($10,500 - $5,500) / ($130,500 - $5,500)) =
$5,500 x (1 - ($5,000 / $125,000)) =
$5,500 x (1 - .04) =
$5,500 x .96 = $5,280
The Minimum Accumulation Benefit decreases as a result of the withdrawal:
(Minimum Accumulation Benefit prior to withdrawal - Annual Withdrawal Limit) x (1 - (Amount of withdrawal in excess of the Annual Withdrawal Amount / (Contract Value - Annual Withdrawal Amount)))
($115,500 - $5,500) x (1 - ($10,500 - $5,500) / ($130,500 - $5,500)) =
$110,000 x (1 - ($5,000 / $125,000)) =
$110,000 x (1 - .04) =
$110,000 x 0.96 = $105,600
After the withdrawal, the Guaranteed Growth Death Benefit is $123,562.08, the Guaranteed Growth Death Benefit cap is $199,000, the Remaining Benefit Amount is $100,320, the Annual Withdrawal Amount is $5,280, and the Minimum Accumulation Benefit is $105,600.
Example 3. Total Protection Rider at the end of 10 Years .
Continuing from Example 2, assume the Owner does not reset the Guaranteed Minimum Accumulation Benefit term for the first 10 Contract Years. At the end of 10 Contract Years, the Owner’s Contract Value is $104,000, and the Guaranteed Minimum Accumulation Benefit is $105,600. Because the Guaranteed Minimum Accumulation Benefit exceeds the Contract Value, the difference of $1,600 will be added to the Owner’s Contract Value. Once this additional amount has been added to the Owner’s Contract Value, the Guaranteed Minimum Accumulation Benefit terminates.
Example 4. How Advisory Fee Withdrawals Reduce the Total Protection Rider . Assume:
(i)	The Owner purchases the Contract with the Total Protection Rider.
(ii)	The initial Purchase Payment is $100,000.
At Contract issue, the Guaranteed Growth Death Benefit is $100,000, the Guaranteed Growth Death Benefit cap is $200,000 ($100,000 x 200%), the Remaining Benefit Amount is $100,000 ($100,000 x 100%), the Annual Withdrawal Amount is $5,000 ($100,000 x 5%), and the Guaranteed Minimum Accumulation Benefit is $105,000 ($100,000 x 105%).
A $1,000 advisory fee is withdrawn from the Contract. Immediately prior to the withdrawal, the Guaranteed Growth Death Benefit has increased to $110,563, the Guaranteed Growth Death Benefit cap is $200,000, the Remaining Benefit Amount is $100,000, the Annual Withdrawal Amount is $5,000, and the Guaranteed Minimum Accumulation Benefit is $105,000.
Because the advisory fee of $1,000 is less than the Annual Withdrawal Amount of $5,000, the withdrawal reduces the Guaranteed Minimum Withdrawal Benefit dollar for dollar as follows:
Guaranteed Growth Death Benefit - Advisory Fee Withdrawal Amount =
$110,563 - $1,000 = $109,563

B-20

The Guaranteed Growth Death Benefit cap is reduced as follows:
Guaranteed Growth Death Benefit Cap Prior to Advisory Fee Withdrawal - (Advisory Fee Withdrawal Amount x 200%) =
$200,000 - ($1,000 x 200%) =
$200,000 - $2,000 = $198,000
The remaining Annual Withdrawal Amount is reduced as follows:
Annual Withdrawal Amount Prior to Advisory Fee Withdrawal - Advisory Fee Withdrawal Amount =
$5,000 - $1,000 = $4,000
Because the advisory fee is less than the Annual Withdrawal Amount of $5,000, the withdrawal reduces the Remaining Benefit Amount dollar for dollar as follows:
Remaining Benefit Amount Prior to Advisory Fee Withdrawal – Advisory Fee Withdrawal Amount =
$100,000 - $1,000 = $99,000
Because the advisory fee is less than the Annual Withdrawal Amount of $5,000, the withdrawal reduces the Guaranteed Minimum Accumulation Benefit dollar for dollar as follows:
Guaranteed Minimum Accumulation Benefit Prior to Advisory Fee Withdrawal - Advisory Fee Withdrawal Amount =
$105,000 - $1,000 = $104,000
If the advisory fee withdrawal is $6,000 (and therefore greater than the Annual Withdrawal Amount), benefits under the Total Protection Rider are reduced proportionately.
The Guaranteed Growth Death Benefit is reduced as follows:
(Guaranteed Growth Death Benefit – Annual Withdrawal Amount) x [1 - (Advisory Fee Withdrawal Amount - Annual Withdrawal Amount)/(Contract Value prior to Advisory Fee Withdrawal - Annual Withdrawal Amount)] =
($110,563 - $5,000) x [1 - ($6,000 - $5,000)/($100,000 - $5,000)] =
($105,563 x [1 - ($1,000/$95,000)] = $104,451.81
The Guaranteed Growth Death Benefit Cap is reduced as follows:
Guaranteed Growth Death Benefit Cap Prior to Advisory Fee Withdrawal - (Advisory Fee Withdrawal Amount x 200%) =
            $200,000 - ($6,000 x 200%) =
            $200,000 - $12,000 = $188,000
After the withdrawal, the remaining Annual Withdrawal Amount is $0. The advisory fee withdrawal will proportionately reduce the Annual Withdrawal Amount available in future Contract Years. The Annual Withdrawal Amount for the next Contract Year is calculated as follows:
Annual Withdrawal Amount Prior to Advisory Fee Withdrawal x [1 - (Advisory Fee Withdrawal Amount - Annual Withdrawal Amount)/(Contract Value Prior to Advisory Fee Withdrawal - Annual Withdrawal Amount)] =
      $5,000 x [1 - ($6,000 - $5,000)/($100,000 - $5,000)] =
      $5,000 x [1 - ($1,000/$95,000)] = $4,947.37
The Remaining Benefit Amount is reduced as follows:
(Remaining Benefit Amount Prior to Advisory Fee Withdrawal - Annual Withdrawal Amount) x [1 - (Advisory Fee Withdrawal Amount - Annual Withdrawal Amount)/(Contract Value Prior to Advisory Fee Withdrawal - Annual Withdrawal Amount)] =
($100,000 - $5,000) x [1 - ($6,000 - $5,000)/($100,000 - $5,000)] =
$95,000 x [1 - ($1,000/$95,000)] = $94,000
The Guaranteed Minimum Accumulation Benefit is reduced as follows:

B-21

(Guaranteed Minimum Accumulation Benefit Prior to Advisory Fee Withdrawal - Annual Withdrawal Amount) x [1 - (Advisory Fee Withdrawal Amount - Annual Withdrawal Amount)/(Contract Value Prior to Advisory Fee Withdrawal - Annual Withdrawal Amount)] =
($105,000 - $5,000) x [1 - ($6,000 - $5,000)/($100,000 - $5,000)] =
$100,000 x [1 - ($1,000/$95,000)] = $98,947.37
Waiver of Withdrawal Charge—10 Years or Disability — This Rider makes available a waiver of any withdrawal charge if at the time of withdrawal:
•	The Contract has been in force for 10 or more Contract Years and the Owner has made Purchase Payments on a quarterly (or more frequent) basis for at least five full Contract Years; or
•	The Owner has become totally and permanently disabled after the Contract Date and prior to age 65.
Effective as of the date of the first withdrawal under the terms of this Rider, no additional Purchase Payments may be made to the Contract.
Example of the Waiver of Withdrawal Charge—10 Years or Disability . Assume:
(i)	The Owner purchased the Contract with the Waiver of Withdrawal Charge—10 Years or Disability Rider.
(ii)	The Owner meets the criteria for total and permanent disability after the Contract Date and prior to age 65.
(iii)	The Owner requests a withdrawal of $25,000 in Contract Year 3.
(iv)	The free withdrawal amount for Contract Year 3 is $10,000.
Without the Waiver of Withdrawal Charge—10 Years or Disability Rider, the charge applicable to the $25,000 withdrawal would be $900, calculated as follows: ($25,000 - $10,000) x 6% Withdrawal Charge, and the Owner would receive $24,100 ($25,000 - $900). With the Waiver of Withdrawal Charge—10 Years or Disability Rider, there is no Withdrawal Charge, and the Owner receives the full $25,000.
Waiver of Withdrawal Charge—Hardship — This Rider makes available a waiver of any withdrawal charge in the event the Owner experi-ences a hardship, as defined for purposes of Section 401(k) of the Internal Revenue Code of 1986, as amended. The Company may require the Owner to provide satisfactory proof of hardship. Effective as of the date of the first withdrawal under the terms of this Rider, no additional Purchase Payments may be made to the Contract.
Example of the Waiver of Withdrawal Charge—Hardship . Assume:
(i)	The Owner purchased the Contract with the Waiver of Withdrawal Charge—Hardship Rider.
(ii)	The Owner experiences a hardship as defined in Section 401(k) of the Internal Revenue Code of 1986, as amended.
(iii)	The Owner requests a withdrawal of $25,000 in Contract Year 3.
(iv)	The free withdrawal amount for Contract Year 3 is $10,000.
Without the Waiver of Withdrawal Charge—Hardship Rider, the charge applicable to the $25,000 withdrawal would be $900, calculated as follows: ($25,000 - $10,000) x 6% Withdrawal Charge, and the Owner would receive $24,100 ($25,000 - $900). With the Waiver of Withdrawal Charge—Hardship Rider, there is no Withdrawal Charge, and the Owner receives the full $25,000.
Waiver of Withdrawal Charge—5 Years and Age 59½ — This Rider makes available a waiver of any withdrawal charge if at the time of withdrawal:
•	The Owner is age 59½ or older; and

•	The Owner has made Purchase Payments on a quarterly (or more frequent) basis for at least 5 full Contract Years.

Effective as of the date of the first withdrawal under the terms of this Rider, no additional Purchase Payments may be made to the Contract.
B-22

Example of the Waiver of Withdrawal Charge—5 Years and Age 59½ . Assume:
(i)	The Owner purchased the Contract with the Waiver of Withdrawal Charge—5 Years and Age 59½ Rider.
(ii)	The initial Purchase Payment is $100,000.
(iii)	The Owner is now age 72 and has been making quarterly Purchase Payments of $100 for 5 full Contract Years.
(iv)	The Owner requests a withdrawal of $25,000 at the beginning of Contract Year 6.
(v)	The free withdrawal amount for Contract Year 6 is $11,800.
(vi)	No additional Purchase Payments are made after the withdrawal in Contract Year 6.
Without the Waiver of Withdrawal Charge—5 Years and Age 59½ Rider, the charge applicable to the $25,000 withdrawal would be $396, calculated as follows: ($25,000 - $11,800) x 3% Withdrawal Charge, and the Owner would receive $24,604 ($25,000 - $396). With the Waiver of Withdrawal Charge—5 Years and Age 59½ Rider, there is no Withdrawal Charge, and the Owner receives the full $25,000.
B-23

The Statement of Additional Information (SAI) contains additional information about the Contract, us, and the Separate Account, including financial statements. The SAI is dated the same date as this Prospectus and the SAI is incorporated by reference into this Prospectus. You may request a free copy of the SAI or submit inquiries about the Contract by writing the Company at its Administrative Office, P.O. Box 750497, Topeka, KS 66675-0497, by calling 1-800-888-2461 or by visiting us online at https://dfinview.com/SecurityBenefit/TAHD/814121562?site=PSBL .
You may also obtain reports and other information about the Separate Account on the SEC’s website at www.sec.gov , and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov .

EDGAR contract identifier C000113081

Prospectus

SECURITY BENEFIT ADVISOR VARIABLE ANNUITY

May 1, 2021

Important Privacy
Notice Included
See Back Cover

Variable annuity contracts issued by Security Benefit Life Insurance Company and offered by Security Distributors, LLC.

691932-69190-00	2020/05/01

SECURITY BENEFIT ADVISOR VARIABLE ANNUITY
Individual Flexible Purchase Payment
Deferred Variable Annuity Contract
SBL Variable Annuity Account XIV
Issued By: Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636-0001 1-800-888-2461 www.securitybenefit.com	Mailing Address: Security Benefit Life Insurance Company P.O. Box 750497 Topeka, Kansas 66675-0497

This Prospectus describes the Security Benefit Advisor Variable Annuity— an individual flexible purchase payment deferred variable annuity contract (the “Contract”) offered by Security Benefit Life Insurance Company (the “Company”). The Contract is available for individuals in connection with a retirement plan qualified under Section 402A, 403(b), 408 or 408A of the Internal Revenue Code. The Contract may be available through third party financial intermediaries who charge an advisory fee for their services. This fee is in addition to Contract fees and expenses. If you elect to pay the advisory fee from your Contract Value, then this deduction will generally reduce death benefits and other guaranteed benefits, perhaps significantly, and may be subject to federal and state income taxes and a 10% federal penalty tax. The Contract is designed to give you flexibility in planning for retirement and other financial goals. This Prospectus is used with both prospective purchasers and current Contract owners.
You may allocate your Purchase Payments and Contract Value to one or more of the Subaccounts that comprise a separate account of the Company called the SBL Variable Annuity Account XIV (the ‘Separate Account”), or to the Fixed Account (if it is available under your Contract). Each Subaccount invests in a corresponding mutual fund (each, an “Underlying Fund”).

This Prospectus sets forth information about the Contract and the Separate Account that you should know before purchasing the Contract. This Prospectus should be kept for future reference.
Additional information about certain investment products, including variable annuities, has been prepared by the SEC’s staff and is available at Investor.gov .
If you are a new investor in the Contract, you may cancel your Contract within 10 days of receiving it without paying fees or penalties. In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total Contract Value. Neither the refund nor the Contract Value will include any Credit Enhancements, if applicable. You should review this Prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.
Beginning on January   1, 2021, as permitted by regulations adopted by the SEC, paper copies of the shareholder reports for Underlying Funds available under your Contract will no longer be sent by mail, unless you specifically request paper copies of the reports from the Company. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
You may elect to receive all future reports in paper free of charge. You can inform the Company that you wish to continue receiving paper copies of your shareholder reports by calling 1 - 800 - 888 - 2461. Your election to receive reports in paper will apply to all Underlying Funds available under your Contract.
1

Annuity Period	47
General	47
Annuity Options	49
Selection of an Option	51
The Fixed Account	51
Interest	51
Death Benefit	52
Contract Charges	52
Transfers and Withdrawals from the Fixed Account	52
Payments from the Fixed Account	53
More About the Contract	53
Ownership	53
Designation and Change of Beneficiary	53
Dividends	53
Payments from the Separate Account	54
Proof of Age and Survival	54
Misstatements	54
Cyber Security and Certain Business Continuity Risks	54
Loans	54
Restrictions on Withdrawals from Qualified Plans	56
Restrictions under the Texas Optional Retirement Program	57
Federal Tax Matters	57
Introduction	57
Tax Status of the Company and the Separate Account	57
Qualified Plans	58
Other Tax Considerations	62
Other Information	63
Voting of Underlying Fund Shares	63
Changes to Investments	63

2

3

Definitions

Various terms commonly used in this Prospectus are defined as follows:
Accumulation Unit — A unit of measure used to calculate Contract Value.
Additional Amount — An amount the Company may add to Contract Value under the Bonus Match Rider.
Administrative Office — Security Benefit Life Insurance Company, P.O. Box 750497, Topeka, Kansas 66675‑0497.
Annuitant — The person that you designate on whose life annuity payments may be determined. If you designate Joint Annuitants, “Annuitant” means both Annuitants unless otherwise stated.
Annuity (“annuity”) — A series of periodic income payments made by the Company to an Annuitant, Joint Annuitant, or Designated Beneficiary during the period specified in the Annuity Option.
Annuity Options — Options under the Contract that prescribe the provisions under which a series of annuity payments are made.
Annuity Period — The period beginning on the Annuity Start Date during which annuity payments are made.
Annuity Start Date — The date when annuity payments begin.
Annuity Unit — A unit of measure used to calculate variable annuity payments under Annuity Options 1 through 4, 7 and 8.
Automatic Investment Program — A program pursuant to which Purchase Payments are automatically paid from your bank account on a specified day of each month or a salary reduction agreement.
Bonus Amount — An amount added to Contract Value during the Bonus Amount Period under the Bonus Match Rider. The Company applies the Bonus Amount to the first $10,000 in Purchase Payments in any Contract Year that are made under a salary reduction agreement in connection with a retirement plan qualified under Section 403(b) of the Internal Revenue Code.
Company  — Security Benefit Life Insurance Company . The Company is also identified herein as “we,” “our,” or “us.”
Contract — The flexible purchase payment deferred variable annuity contract described in this Prospectus.
Contract Date — The date the Contract begins as shown in your Contract. Contract anniversaries are measured from the Contract Date. The Contract Date is usually the date that your initial Purchase Payment is credited to the Contract.
Contract Debt — The unpaid loan balance including accrued loan interest.
Contract Value — The total value of your Contract which includes amounts allocated to the Subaccounts and the Fixed Account as well as any amount set aside in the Loan Account to secure loans as of any Valuation Date.
Contract Year — Each twelve-month period measured from the Contract Date.
Credit Enhancement — An amount added to Contract Value under the Extra Credit Rider.
Designated Beneficiary — The person having the right to the death benefit, if any, payable upon the death of the Owner prior to the Annuity Start Date.
Fixed Account — An account that is part of the Company’s General Account to which you may allocate all or a portion of your Contract Value to be held for accumulation at fixed rates of interest (which may not be less than the Guaranteed Rate) declared periodically by the Company. See the “Fixed Account.”
4

General Account — All assets of the Company other than those allocated to the Separate Account or to any other separate account of the Company.
Guaranteed Rate — The minimum interest rate earned on Contract Value allocated to the Fixed Account, which accrues daily and ranges from an annual effective rate of 1% to 3% based upon the state in which the Contract is issued and the requirements of that state.
Internal Revenue Code or the Code — The Internal Revenue Code of 1986, as amended.
Owner or Contractowner — The person entitled to the ownership rights under the Contract and in whose name the Contract is issued.
Participant — A Participant under a Qualified Plan.
Purchase Payment — An amount initially paid to the Company as consideration for the Contract and any subsequent amounts paid to the Company under the Contract.
Separate Account — The SBL Variable Annuity Account XIV, a separate account of the Company that consists of accounts, referred to as Subaccounts, each of which invests in a corresponding Underlying Fund.
Subaccount — A division of the Separate Account which invests in a corresponding Underlying Fund.
Underlying Fund — A mutual fund or series thereof that serves as an investment vehicle for its corresponding Subaccount.
Valuation Date — Each date on which the Separate Account is valued, which currently includes each day that the New York Stock Exchange is open for trading. Each Valuation Date closes at the end of regular trading on the New York Stock Exchange (normally, 3:00 p.m. Central time ). The New York Stock Exchange is scheduled to be closed on weekends and on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.
Valuation Period — A period used in measuring the investment experience of each Subaccount of the Separate Account. The Valuation Period begins at the close of one Valuation Date and ends at the close of the next Valuation Date.
Withdrawal Value — The amount you will receive upon full withdrawal of the Contract. It is equal to Contract Value less any Contract Debt, any applicable withdrawal charges, any pro rata account administration charge and any uncollected premium taxes. If the Extra Credit Rider is in effect, Contract Value will also be reduced by any Credit Enhancements that have not yet vested. The Withdrawal Value during the Annuity Period under Annuity Option 7 is the present value of future annuity payments commuted at the assumed interest rate, less any applicable withdrawal charges and any uncollected premium taxes.
Important Information You Should Consider About the Contract

	FEES AND EXPENSES	Location in Prospectus
Charges for Early Withdrawals
If you withdraw money from your Contract within 7 years following your last Purchase Payment, you may be assessed a surrender charge of up to 7% (as a percentage of the portion of the withdrawal amount consisting of Purchase Payments, including any Bonus Credits paid), declining to 0% over that time period.
For example, if you were to withdraw $100,000 during a surrender charge period, you could be assessed a charge of up to $7,000.
Fee Table Charges and Deductions Contingent Deferred Sales Charge
Transaction Charges	Other than surrender charges (if any), there are no charges for other contract transactions ( e.g. , transferring money between investment options).	Not Applicable

5

Ongoing Fees and Expenses (annual charges)
The table below describes the current fees and expenses of the Contract that you may pay each year , depending on the options you choose. Interest on any Contract loans is not reflected. The fees and expenses do not reflect any advisory fees paid to financial intermediaries from your Contract Value or other assets. If such charges were reflected, the fees and expenses would be higher. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.

Fee Table

Charges and Deductions –

Mortality and Expense Risk Charge

Administration Charge

Account Administration Charge

Optional Rider Charges

Appendix A – Underlying Funds Available Under the Contract

	Annual Fee	Minimum	Maximum
	Base Contract [1]	0.90%	1.05% [1]
	Investment options [2] (Underlying Fund fees and expenses)	0.56%	3.23%
	Optional benefits available for an additional charge [3] (for a single optional benefit, if elected)	0.05%	1.55
[1]   As a percentage of Contract Value allocated to the Separate Account. This amount includes the account administration charge.
[2]   As a percentage of Underlying Fund average net assets.
[3]   As a percentage of Contract Value

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year , based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add surrender charges that substantially increase costs .

	Lowest Annual Cost: $1,514.72	Highest Annual Cost: $4,372.05
Assumes:
•   Investment of $100,000
•   5% annual appreciation
•   Least expensive combination of Base Contract charge and Underlying Fund fees and expenses
•   No optional benefits
•   No sales charges or advisory fees
•   No additional Purchase Payments, transfers or withdrawals
•   No Contract loans
•   No Credit Enhancement amounts

Assumes:
•   Investment of $100,000
•   5% annual appreciation
•   Most expensive combination of Base Contract charge, optional benefits and Underlying Fund fees and expenses
•   No sales charges or advisory fees
•   No additional Purchase Payments, transfers or withdrawals
•   No Contract loans
•   No Credit Enhancement amounts

	RISKS			Location in Prospectus
Risk of Loss	You can lose money by investing in this Contract, including loss of principal.			Principal Risks of Investing in the Contract. Charges and Deductions- Contingent Deferred Sales Charge The Contract – General
Not a Short-Term Investment
•   This Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash.
•   Surrender charges may apply to withdrawals. If you take a withdrawal, a surrender charge may reduce the value of your Contract or the amount of money that you actually receive. Withdrawals may also reduce or terminate Contract guarantees.
•   The benefits of tax deferral, long-term income, and living benefit guarantees mean the Contract is generally more beneficial to investors with a long time horizon.

6

Risks Associated with Investment Options
•   An investment in this Contract is subject to the risk of poor investment performance. Performance can vary depending on the performance of the investment options that you choose under the Contract.
•   Each investment option (including the Fixed Account option, if available) has its own unique risks.
•   You should review the investment options before making an investment decision.
Appendix A-Underlying Funds Available Under the Contract.
Insurance Company Risks
An investment in the Contract is subject to the risks related to us, Security Benefit Life Insurance Company. Any obligations (including under the Fixed Account option), guarantees or benefits of the Contract are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you. More information about Security Benefit Life Insurance Company, including our financial strength ratings, is available upon request by calling 1-800-888-2461 or visiting www.securitybenefit.com .
Information About the Company, the Separate Account and the Underlying Funds – Security Benefit Life Insurance Company
	RESTRICTIONS	Location in Prospectus
Investments
•   Certain investment options may not be available under your Contract.
•   Certain Subaccounts prohibit you from transferring out and back within a period of calendar days.
•   We reserve the right to limit your transfers to 14 in a Contract Year, to suspend transfers and to limit the transfer amounts, and to limit transfers in circumstances of frequent or large transfers.
•   There are certain restrictions on transfers between the Fixed Account and Subaccounts.
•   We reserve the right to add, remove or substitute the Underlying Funds available as investment options under the Contract.
General Information The Contract – Transfers of Contract Value The Fixed Account – Transfers and Withdrawals from the Fixed Account Other Information – Changes to Investments
Optional Benefits
•   Optional benefits are only available at Contract issue.
•   Certain optional benefits are not available in every state and are subject to age restrictions.
•   Certain optional benefits previously offered with the Contract are no longer available for purchase. We reserve the right to stop offering for purchase any currently available optional benefit at any time.
•   Optional benefits may further limit or restrict the investment options that you may select under the Contract. We may change these restrictions in the future.
•   Withdrawals may reduce the value of an optional benefit by an amount greater than the value withdrawn or result in termination of the benefit.
•   We do not have the right to modify or terminate an optional benefit you have elected in our sole discretion.
•   If you elect to pay third-party advisory fees from your Contract Value, then the deduction will reduce the death benefits and other guaranteed benefits, and may be subject to federal and state income taxes and a 10% federal penalty tax.
The Contract – Optional Riders The Contract – Riders Previously Available for Purchase The Contract Withdrawals to Pay Advisory Fees

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	TAXES	Location in Prospectus
Tax Implications
•   Consult with a tax professional to determine the tax implications of an investment in and payments received under the Contract.
•   If you purchased the Contract through a tax-qualified plan or IRA, you do not get any additional tax benefit under the Contract.
•   Earnings on your contract are taxed at ordinary income tax rates when you withdraw them, and you may have to pay a penalty if you take a withdrawal before age 59½.
Summary – Federal Tax Considerations
	CONFLICTS OF INTEREST	Location in Prospectus
Investment Professional Compensation
Your investment professional may receive compensation for selling this Contract to you, in the form of commissions, additional payments, and non-cash compensation. We may share the revenue we earn on this Contract with your investment professional’s firm. This conflict of interest may influence your investment professional to recommend this Contract over another investment for which the investment professional is not compensated or is compensated less.
Other Information Sale of the Contract
Exchanges
Some investment professionals may have a financial incentive to offer you a new contract in place of the one you already own. You should only exchange a contract you already own if you determine, after comparing the features, fees and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing contract.
Additional Compensation Paid to Selected Selling Broker-Dealers

Overview of the Contract

Purpose of the Contract  — The Contract is a variable annuity contract. It is designed for retirement planning purposes. You make investments in the Contract’s investment options during the accumulation phase. The value of your investments is used to calculate your benefits under the Contract. At the end of the accumulation phase, we use that accumulated value to calculate the payments that we make during the annuity phase. These payments can provide or supplement your retirement income. Generally speaking, the longer your accumulation phase, the greater your accumulated value will be for setting your benefits and annuity payouts. The Contract also includes a death benefit to help financially protect your Designated Beneficiary.
This Contract may be appropriate for you if you have a long investment time horizon. Each Purchase Payment is subject to a withdrawal charge for seven years from the date of that Purchase Payment. This means that a Purchase Payment made in year eight of the Contract will be subject to a withdrawal charge until year 15 of the Contract. Because of the withdrawal charge and the possibility of income tax and tax penalties on early withdrawals, the Contract should not be viewed as an investment vehicle offering low cost liquidity. Your financial goal in acquiring the Contract should focus on a long-term insurance product, offering the prospect of investment growth.
Phases of the Contract  — The contract has two phases: (1) an accumulation phase (for savings) and (2) an annuity (payout) phase (for income).
Accumulation Phase. During the accumulation phase, earnings accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. To accumulate value during the accumulation phase, you invest your Purchase Payments and earnings in the Subaccounts that are available under the Contract, which, in turn, invest in Underlying Funds with different investment strategies, objectives, and risk/reward profiles. You may allocate all or part of your Purchase Payments and Contract Value to the Subaccounts. Amounts that you allocate to a Subaccount will increase or decrease in dollar value depending in part on the investment performance of the Underlying Fund in which such Subaccount invests. In only limited circumstances, the Fixed Account option which guarantees the principal and a minimum interest rate, may also be available for investment. If the Fixed Account is available under your Contract, you may allocate all or part of your Purchase Payments to the Fixed Account, which is part of the Company’s General Account.
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  A list of the Underlying Funds currently available under the Contract is provided in Appendix A:  Underlying Funds Available Under the Contract and Optional Rider Investment Restrictions to this Prospectus.
  Annuity (Payout) Phase. The Annuity phase   occurs after the Annuity Start Date and is when you or a designated payee begin receiving regular Annuity payments from your Contract. The Contract provides several Annuity Options. You should carefully review the Annuity Options with your financial or tax adviser. The payments may be fixed or variable or a combination of both. Variable payments will vary based on the performance of the Subaccounts you select. Unless you direct otherwise, proceeds derived from Contract Value allocated to the Subaccounts will be applied to purchase a variable annuity and proceeds derived from Contract Value allocated to the Fixed Account will be applied to purchase a fixed annuity.
  Please note that if you annuitize, your investments will be converted to income payments and you generally will no longer be able to withdraw money at will from your Contract . However, under Annuity Options 5, 6 and 7 (and only if the Owner has elected variable annuity payments or a combination of variable and fixed annuity payments under Annuity Option 7), withdrawals (other than systematic withdrawals are permitted after the Annuity Start Date. In general, Optional benefits (e.g., the Annual Stepped Up Death Benefit) terminate upon annuitization if you elect one of Annuity Options 1 through 4, 7, or 8. If you elect Annuity Option 5 or 6, the optional benefit will continue after the Annuity Start Date if you purchase the Waiver of Withdrawal Charge Rider, and the Company will continue to deduct optional benefit charges after the Annuity Start Date. .
Contract Features
Accessing Your Money. Before your Contract is annuitized, you can withdraw money from your Contract at any time. If you take a withdrawal, you may have to pay a surrender charge and/or income taxes, including a tax penalty if you are younger than age 59½.
Tax Treatment. You can transfer money between investment options without tax implications, and earnings (if any) on your investments are generally tax-deferred. You are taxed only upon: (1) making a withdrawal; (2)  surrender of the Contract; (3) receiving a payment from us; or (4) payment of a death benefit.
Death Benefits. For Contract Owners aged 80 and younger on the Contract issue date, the Contract includes a standard death benefit that will pay the higher of Contract Value or total Purchase Payments (adjusted for any outstanding Contract Debt, any pro rata account administrative charge, prior withdrawals, including any withdrawal charges, and any uncollected premium tax) upon your or the Annuitant’s death. For Contract Owners aged 81 and older or the Contract issue date, the standard death benefit will be equal to the Contract Value only. If you elect to purchase an optional rider that provides an enhanced death benefit for an additional charge, you have the opportunity to leave your beneficiary a death benefit greater than the standard death benefit.
  Loans. If you own a Contract issued in connection with a retirement plan that is qualified under Section 403(b) of the Internal Revenue Code, you may be able to borrow money under your Contract using the Contract Value as the only security for the loan.
Waiver of Withdrawal Charge Rider. For an additional charge, under certain circumstances, we will waive your withdrawal charges.
  Extra Credit Rider. For an additional cost during the first seven Contract years, the Company adds to your Contract Value an amount known as a   Credit Enhancement, which is based on a percentage of any Purchase Payments made in the first Contract Year. In the past, we offered a version of this rider at no cost. All or portion of your Credit Enhancement may be recaptured upon free look, surrender, withdrawal, or death.
0-Year or 4-Year Alternate Withdrawal Charge. For an additional cost, this rider makes available an alternative shorter withdrawal charge schedule. The withdrawal charge varies depending on the Purchase Payment age and will apply in lieu of the Contract’s seven year withdrawal charge.
  Optional Living Benefits.   We offer various optional living benefits that, for additional charges, offer protection against market risk (the risk that your investments may decline in value or underperform your expectations) and may guarantee a minimum lifetime income.
Advisory Fees . Deductions from your Contract Value to pay third-party advisory fees are treated as withdrawals under the Contract, but no surrender charge is assessed on such withdrawals and the deduction of advisory fees will not count toward the annual free withdrawal amount. If you elect to pay advisory fees from your Contract Value, then the deduction will reduce the death benefits and other guaranteed benefits, perhaps significantly, and may be subject to federal and state income taxes and a 10% federal penalty tax.
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Additional Services

•	Dollar Cost Averaging. You direct us to systematically transfer Contract Value among the Subaccounts and the Fixed Account on a monthly, quarterly, semiannual, or annual basis.
•	Automatic Rebalancing Option. You direct us to automatically reallocate your Contract Value to return to your original percentage investment allocations on a periodic basis.
•
Systematic Withdrawals. You receive regular automatic withdrawals from your Contract monthly, quarterly, annually or semi-annually, provided that each payment must amount to at least $100 (unless we consent otherwise).

Fee Table

The following tables describe the fees and expenses that you will pay when buying, owning, surrendering , or making withdrawals from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected .
  The first table describes the fees and expenses that you will pay at the time that you buy the Contract , surrender or make withdrawals from the Contract , or transfer Contract value between investment options. State premium taxes may also be deducted. The fees and expenses do not reflect any advisory fees paid to financial intermediaries from your Contract Value or other assets. If such charges were reflected, the fees and expenses would be higher.
Transaction Expenses
Charge
Sales Load on Purchase Payments	None
Maximum Surrender Charge (as a percentage of amount withdrawn attributable to Purchase Payments)	7%[1]
Transfer Fee (per transfer)	None
1 We also refer to this charge as a contingent deferred sales charge, withdrawal charge, and sales charge. The amount of the contingent deferred sales charge is determined by reference to how long your Purchase Payments (including Bonus Credits) have been held under the Contract. Free withdrawals are available equal to (1) 10% of Purchase Payments, excluding any Credit Enhancements and/or Bonus Credits, in the first Contract Year, and (2) 10% of Contract Value as of the first Valuation Date of the Contract Year in each subsequent Contract Year. See “Full and Partial Withdrawals” and “Contingent Deferred Sales Charge” for more information.

The next table describes the fees and expenses that you will pay each year during the time that you own the Contract (not including Underlying Fund fees and expenses). If you choose to purchase an optional benefit, you will pay additional charges, as shown below .
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Annual Contract Expenses
Charge
Administrative Charge	$30[1]
Net Loan Interest Charge (as an annual percentage of Contract Value allocated to the Loan Account)[2]	2.75% [2]

Base Contract Expenses (as a percentage of average Subaccount daily net assets)	2.60% [3]
1 We call this the account administration charge in your Contract, as well, as in other places in this Prospectus. An account administration charge of $30 is deducted at each Contract Anniversary, and a pro rata account administration charge is deducted: (1) upon full withdrawal of Contract Value; (2) upon the Annuity Start Date if one of Annuity Options 1 through 4, 7 or 8 is elected; and (3) upon payment of a death benefit. The account administration charge will be waived if your Contract Value is $50,000 or more upon the date it is to be deducted. This fee is presented as part of the Base Contract Expenses in the section entitled “Important Information You Should Consider About Your Contract” earlier in this Prospectus.

2  The net loan cost equals the difference between the amount of interest the Company charges you for a loan (which will be no greater than 5.75% plus the total charges for riders you have selected) and the amount of interest the Company credits to the Loan Account, which is 3.0%.

3  We call this charge the “Separate Account Annual Expenses” in your Contract as well as in other places in this prospectus. It is comprised of both an annual mortality and expense risk charge and an annual administration charge. The mortality and expense risk charge portion, which is 0.90%, is reduced for larger Contract Values as follows: Less than $25,000 – 0.90%; $25,000 or more – 0.75%. Any mortality and expense risk charge above the minimum charge of 0.75% is deducted from your Contract Value on a monthly basis. During the Annuity Period, annual mortality and expense risk charge is 1.25% for Annuity Options 1 through 4, 7 and 8, in lieu of the amounts described above, and is deducted daily. See the discussion under Base Contract Expenses – Separate Account Expenses – “Mortality and Expense Risk Charge” in the section later in this prospectus.

Optional Rider Expenses (as a percentage of Contract Value allocated to the Subaccounts)*
	Annual Rider Charge
	Maximum	Current
Riders Available For Purchase With The Contract:
4% Extra Credit Rider [1]	---	0.55%
Riders Available For Purchase ONLY Prior To July 1, 2012:
Annual Stepped Up Death Benefit Rider	---	0.20%
Waiver of Withdrawal Charge Rider	---	0.05%
Alternate Withdrawal Charge Rider (0-Year)	---	0.70%
Alternate Withdrawal Charge Rider (4-Year) [2]	---	0.55%
Waiver of Withdrawal Charge Rider—15 Years or Disability	---	0.05%
Riders Available For Purchase ONLY Prior To February 1, 2010:
3% Guaranteed Minimum Income Benefit Rider	---	0.15%
5% Guaranteed Minimum Income Benefit Rider	---	0.30%
3% Guaranteed Growth Death Benefit Rider	---	0.10%
5% Guaranteed Growth Death Benefit Rider	---	0.20%
6% Guaranteed Growth Death Benefit Rider [3]	---	0.25%
7% Guaranteed Growth Death Benefit Rider [3]	---	0.30%
Combined Annual Stepped Up Death Benefit Rider and Guaranteed Growth Death Benefit Rider	---	0.25%
Enhanced Death Benefit Rider	---	0.25%
Combined Enhanced Death Benefit Rider and Annual Stepped Up Death Benefit Rider	---	0.35%

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Combined Enhanced Death Benefit Rider and Guaranteed Growth Death Benefit Rider	---	0.35%
Combined Enhanced Death Benefit Rider, Annual Stepped Up Death Benefit Rider, and Guaranteed Growth Death Benefit Rider	---	0.40%
Guaranteed Minimum Withdrawal Benefit Rider	1.10% [4]	0.45%
Total Protection Rider	1.45% [4]	0.85%
3% Extra Credit Rider [1]	---	0.40%
5% Extra Credit Rider [1]	---	0.70%
Waiver of Withdrawal Charge Rider—10 Years or Disability	---	0.10%
Waiver of Withdrawal Charge Rider—Hardship	---	0.15%
Waiver of Withdrawal Charge Rider—5 Years and Age 59½	---	0.20%
Bonus Match Rider	---	$25[5]
* If you purchase any optional riders, the charge will be deducted from your Contract Value. (See the applicable rider charges in the table below.) Total rider charges cannot exceed 1.55% of Contract Value for riders elected prior to February 1, 2010 (1.00% for Contracts issued prior to June 19, 2006 with a 0-Year Alternate Withdrawal Charge Rider).
1 The Company will deduct the charge for this rider during the seven-year period beginning on the Contract Date.
2 If the 4-Year Alternate Withdrawal Charge Rider was not approved in a state, a 3-Year Alternate Withdrawal Charge Rider was available for a charge of 0.40%. See “Alternate Withdrawal Charge” in Appendix C – Riders Available for Purchase Only Prior to July 1, 2012.
3 Not available to Texas residents.
4  The Company may increase the rider charge for the Guaranteed Minimum Withdrawal Benefit Rider or the Total Protection Rider only if you elect a reset; the Company guarantees the rider charge upon reset will not exceed 1.10% for the Guaranteed Minimum Withdrawal Benefit Rider or 1.45% for the Total Protection Rider on an annual basis. Please see the discussion under “Guaranteed Minimum Withdrawal Benefit” and “Total Protection” in Appendix B – Riders No Longer Available – Available for Purchase Only Prior to February 1, 2010. The current charge for each such rider is used in calculating the maximum rider charge of 1.55% (1.00% if you select a 0-Year Alternate Withdrawal Charge Rider).
5 The Company will deduct a charge of $25 on each anniversary of the rider’s date of issue; provided that the rider is in effect on that date and your Contract Value is less than $10,000. If you surrender your Contract prior to the Contract Anniversary in any Contract Year, the Company will not deduct any applicable rider charge for that Contract Year. The Company waives the rider charge if Contract Value is $10,000 or more on the date the charge is to be deducted.

The next table below shows the minimum and maximum total operating expenses charged by the Underlying Funds you may pay periodically during the time that you own the Contract. A complete list of Underlying Funds available under the Contract, including their annual expenses, may be found in Appendix A – Underlying Funds Available Under the Contract and Optional Rider Investment Restrictions of this document.
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Annual Underlying Fund Expenses
	Minimum	Maximum
Annual Underlying Fund Expenses[1]	0. 56%	3.23%
Net Annual Underlying Fund Expenses (after contractual waivers/reimbursements)[2]	0.46%	1. 30%
1   Expenses deducted from Underlying Fund assets include management fees, distribution (12b‑1) fees, service fees and other expenses. The maximum expenses above represent the total annual operating expenses of that Underlying Fund with the highest total operating expenses based on the funds’ most recent fiscal year end , and the minimum expenses represent the total annual operating expenses of that Underlying Fund with the lowest total operating expenses based on the funds’ most recent fiscal year end. Gross Annual Underlying Fund Operating Expenses do not take into account any voluntary or contractual expense waivers or reimbursements.
Current and future total operating expenses of the Underlying Funds could be higher or lower than those shown in the table.
2   Certain of the Underlying Funds have entered into contractual expense waiver or reimbursement arrangements that reduce fund expenses during the period of the arrangement. These arrangements vary in length, and are in place at least through July 31 , 2021.

Examples  — These Examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include transaction expenses, Annual Contract Expenses, and annual Underlying Fund fees and expenses but do not include state premium taxes, which may be applicable to your Contract . The Examples do not reflect any advisory fees paid to financial intermediaries from your Contract Value or other assets. If such fees were reflected the costs would be higher .
The Examples assume that you invest $ 100 ,000 in the Contract for the time periods indicated. The Examples also assume that your investment has a 5% return each year and you elect the most expensive combination of optional benefits available for an additional charge. The first Example assumes the most expensive Annual Underlying Funds Expenses. The second Example assumes the least expensive Annual Underlying Fund Expenses . Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Based on the Most Expensive Annual Underlying Fund Operating Expenses	1 Year	3 Years	5 Years	10 Years
If you surrender your Contract at the end of the applicable time period	$12,142.42	$22,740.24	$32,300.16	$56,415.33
If you do not surrender or if you annuitize your Contract at the end of the applicable time period	$5,873.93	$17,463.59	$28,845.46	$56,415.33

Based on the Least Expensive Annual Underlying Fund Operating Expenses	1 Year	3 Years	5 Years	10 Years
If you surrender your Contract at the end of the applicable time period	$9,621.01	$15,599.05	$20,782.01	$35,312.27
If you do not surrender or if you annuitize your Contract at the end of the applicable time period	$3,259.08	$9,951.27	$16,882.40	$35,312.27

Principal Risks of Investing in the Contract

Risk of Investment Loss. The Contract involves risks, including possible loss of principal. You bear the risk of any decline in the Contract Value resulting from the performance of the  Subaccounts you have chosen. Your losses could be significant. This risk could have a significant negative impact on certain benefits and guarantees under the Contract.
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This Contract is not a deposit or obligation of, or guaranteed or endorsed by, any bank. This Contract is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.
Short-Term Investment Risk/Withdrawal Risk. This Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash. If you plan to withdraw money or surrender the Contract for short-term needs, it is not the right contract for you. A withdrawal charge may be assessed on withdrawals and surrenders, and it could be substantial. Each Purchase Payment is subject to a withdrawal charge for seven years from the date of that Purchase Payment. This means that a Purchase Payment made in year eight of the Contract will be subject to a withdrawal charge until year 15 of the Contract. If you make a withdrawal prior to age 59½, there may be adverse tax consequences, including a 10% IRS penalty tax. A withdrawal could reduce the value of certain optional benefit by an amount greater than the amount withdrawn and could result in termination of the benefit. A total withdrawal (surrender) will result in the termination of your Contract and any benefits.
The benefits of tax deferral, long-term income, and living benefit protections mean that this Contract is more beneficial to investors with a long time horizon.
Subaccount Risk. Amounts that you invest in the Subaccounts are subject to the risk of poor investment performance. You assume the investment risk. Generally, if the Subaccounts that you select make money, your Contract Value goes up, and if they lose money, your Contract Value goes down. Each Subaccount’s performance depends on the performance of its Underlying Fund. Each Underlying Fund has its own investment risks, and you are exposed to the Underlying Fund’s investment risks when you invest in a Subaccount.   You are responsible for selecting Subaccounts that are appropriate for you based on your own individual circumstances, investment goals, financial situation, and risk tolerance. The investment risks are described in the prospectuses for the Underlying Funds.
Managed Volatility Fund Risk. Certain Underlying Funds utilize managed volatility strategies. These risk management techniques help us manage our financial risks associated with the Contract’s guarantees, like living and death benefits, because they reduce the incidence of extreme outcomes including the probability of large gains or losses. However, these strategies can also limit your participation in rising equity markets, which may limit the potential growth of your Contract Value and the potential growth of your guaranteed benefits, and may therefore conflict with your personal investment objectives. In addition, the cost of these hedging strategies may negatively impact performance.
Purchase Payment Risk. Your ability to make subsequent Purchase Payments is subject to restrictions. We reserve the right to refuse any Purchase Payment, to further limit your ability to make subsequent Purchase Payments with advance notice, and require our prior approval before accepting Purchase Payments. There is no guarantee that you will always be permitted to make Purchase Payments.
Financial Strength and Claims-Paying Ability Risk. All guarantees under the contract that are paid from our General Account (including under any Fixed Account option) are subject to our financial strength and claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you.
Cybersecurity and Business Disruption Risk. Our business is highly dependent upon the effective operation of our computer systems and those of our business partners, so our business is vulnerable to systems failures and cyber-attacks. Systems failures and cyber-attacks may adversely affect us, your Contract, and your Contract Value. In addition to cybersecurity risks, we are exposed to the risk that natural and man-made disasters, pandemics (like COVID-19) and catastrophes may significantly disrupt our business operations and our ability to administer the Contract. There can be no assurance that we or our service providers will be able to successfully avoid negative impacts associated with systems failures, cyber-attacks, or natural and man-made disasters, pandemics and catastrophes. For more information about these risks, see “More About the Contract – Cyber Security and Certain Business Continuity Risks.”
Purchase Payment Credit Risk. Expenses for a Contract with a Credit Enhancement may be higher than for a Contract without a Credit Enhancement. The amount of the Purchase Payment credit may be more than offset by
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the fees and charges associated with the credit. In addition, Credit Enhancements are excluded from the calculation of the optional living and death benefits.
Tax Consequences Risk . Withdrawals are generally taxable (to the extent of any earnings on the Contract), and prior to the age 59 ½ a tax penalty may apply. In addition, even if the Contract is held for years before any withdrawal is made, the withdrawals are taxable as ordinary income rather than capital gains.
Advisory Fee Deduction Risk  — If you elect to pay third-party advisory fees from your Contract Value, then the deduction will reduce the death benefits and other guaranteed benefits, perhaps significantly, and may be subject to federal and state income taxes and a 10% federal penalty tax.

Information About the Company, the Separate Account, and the Underlying Funds

Security Benefit Life Insurance Company — The Company is a life insurance company organized under the laws of the State of Kansas. The Company’s indirect parent, Eldridge Industries, LLC , owns , operates and invests in businesses across a wide range of sectors and is ultimately controlled by Todd L. Boehly.
The Company offers life insurance policies and annuity contracts, as well as financial and retirement services. It is admitted to do business in the District of Columbia, and in all states except New York. As of the end of 2020 , the Company had total assets under management of approximately $ 40.6 billion . The Company’s address is One Security Benefit Place, Topeka, Kansas 66636-0001 .
The Principal Underwriter for the Contracts is Security Distributors, LLC (“SDL”), One Security Benefit Place, Topeka, Kansas 66636‑0001. SDL, a wholly-owned subsidiary of the Company, is registered as a broker-dealer with the SEC and is a member of the Financial Industry Regulatory Authority (“FINRA”).
We are obligated to pay all amounts promised to you under your Contract. All guarantees under the Contract are subject to our financial strength and claims-paying capabilities. We provide information about our financial strength in reports filed with state insurance departments. You may obtain information about us by contacting us using the information stated on the cover page of this Prospectus, visiting our website at www.securitybenefit.com or visiting the SEC’s website at www.sec.gov . You may also obtain reports and other financial information about us by contacting your state insurance department.
Published Ratings — The Company may from time to time publish in advertisements, sales literature and reports to Owners, the ratings and other information assigned to it by one or more independent rating organizations such as A.M. Best Company and Standard & Poor’s. The purpose of the ratings is to reflect the financial strength and/or claims-paying ability of the Company and should not be considered as bearing on the investment performance of assets held in the Separate Account. Each year A.M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best’s Ratings. These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims-paying ability of the Company as measured by Standard & Poor’s Insurance Ratings Services may be referred to in advertisements or sales literature or in reports to Owners. These ratings , which are subject to change, are opinions as to an operating insurance company’s financial capacity to meet the obligations of its insurance and annuity policies in accordance with their terms. Such ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.
Separate Account — The Company established the Separate Account under Kansas law on June 26, 2000. The Contract provides that the income, gains, or losses of the Separate Account, whether or not realized, are credited to or charged against the assets of the Separate Account without regard to other income, gains, or losses of the Company. Kansas law provides that assets in the Separate Account attributable to the reserves and other liabilities under a Contract may not be charged with liabilities arising from any other business that the Company conducts if, and to the extent the Contract so provides. The Contract contains a provision stating that assets held in the Separate Account may not be charged with liabilities arising from other business that the Company conducts. The Company
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owns the assets in the Separate Account and is required to maintain sufficient assets in the Separate Account to meet all Separate Account obligations under the Contract. Such Separate Account assets are not subject to claims of the Company’s creditors.
The Contract provides that the income, gains and losses, whether or not realized, are credited to, or charged against, the assets of each Subaccount without regard to the income, gains or losses in the other Subaccounts. Each Subaccount invests exclusively in shares of a corresponding Underlying Fund. The Company may in the future establish additional Subaccounts of the Separate Account, which may invest in other Underlying Funds or in other securities or investment vehicles. See “Changes to Investments.”
The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”). Registration with the SEC does not involve supervision by the SEC of the administration or investment practices of the Separate Account or of the Company. We do not guarantee the investment results of the Separate Account .
Underlying Funds — Each Underlying Fund is an open-end management investment company or a series thereof and is registered with the SEC under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment policies of the Underlying Fund . Each Underlying Fund has its own investment objectives and policies.
As described in more detail in the Underlying Fund prospectuses, certain Underlying Funds employ managed volatility strategies that are intended to reduce the Underlying Fund’s overall volatility and downside risk, and those Underlying Funds may help us manage the risks associated with providing certain guaranteed rider benefits under the Contract. Investing in Underlying Funds with managed volatility strategies may impact the value of certain guaranteed rider benefits. During rising markets, the hedging strategies employed to manage volatility could result in your Contract Value rising less than would have been the case if you had been invested in an Underlying Fund without a managed volatility strategy. In addition, the cost of these strategies may negatively impact performance. On the other hand, investing in an Underlying Fund with a managed volatility strategy may be helpful in a declining market with higher market volatility because the strategy will often reduce your equity exposure in such circumstances. In such cases, your Contract Value may decline less than would have been the case if you had not invested in an Underlying Fund with a managed volatility strategy.
Certain Underlying Funds invest substantially all of their assets in other funds (“funds of funds”). If you allocate Contract Value to a Subaccount that invests in a fund of funds, you will indirectly bear the fees and expenses of both the top-tier and bottom-tier funds, which will reduce your investment return. In addition, funds of funds may have higher expenses than funds that invest directly in debt or equity securities or other assets.
Certain Underlying Funds (sometimes called “alternative funds”) invest in positions that emphasize alternative investment strategies and/or nontraditional asset classes. These alternative investments involve a mix of strategies that offer potential diversification or market exposure benefits, but such alternative investment strategies may be riskier than traditional investment strategies. The strategies often involve speculative investment techniques, such as leverage and complex derivative instruments.
One of the Underlying Funds is a money market fund. There is no assurance that this Underlying Fund will be able to maintain a stable net asset value per share. In addition, during extended periods of low interest rates, and partly as a result of asset-based separate account charges, the yield on the corresponding Subaccount may become low and possibly negative.
Shares of each Underlying Fund are available to the general public outside of an annuity or life insurance contract. If you purchase shares of these Funds directly from a broker-dealer or mutual fund company, you will not pay Contract fees or charges, but you also will not have Annuity Options available. Because of the additional Contract fees and charges, which affect Contract Value and Subaccount returns, you should refer only to performance information regarding the Underlying Funds available through us, rather than to information that may be available through alternate sources. Shares of the Underlying Funds currently are not publicly traded. They are available only as investment options in variable annuity or variable life insurance policies issued by life insurance companies or in some cases, through participation in certain qualified pension or retirement plans. Certain Underlying Funds have similar investment objectives and policies to other mutual funds managed by the same adviser. The investment results of the Underlying Funds, however, may be higher or lower than the results of such other funds. There can be no assurance, and no representation is made, that the investment results of any of the Underlying Funds will be
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comparable to the investment results of any other fund, even if both the Underlying Fund and the other fund are managed by the same adviser.
Information regarding each Underlying Fund, including (i) its name, (ii) its type or investment objective, (iii) its investment adviser and any sub-investment adviser, (iv) current expenses, and (v) performance is available in an appendix to this prospectus. See Appendix A: Underlying Funds Available Under the Contract and Optional Rider Investment Restrictions.
We cannot assure that any Underlying Fund will achieve its objective. Each Underlying Fund has issued a prospectus that contains more detailed information about the Underlying Fund. Read these prospectuses carefully before investing. Paper or electronic copies of the Underlying Fund prospectuses may be obtained by calling us at 1-800-888-2461, e-mailing us at SBLProspectusRequests@securitybenefit.com or visiting  https://dfinview.com/SecurityBenefit/TAHD/814121471?site=PSBL .
Certain Payments the Company and its Affiliates Receive With Regard to the Underlying Funds. The Company (and its affiliates) receives payments from some of the Underlying Funds, their advisers, sub‑advisers, and distributors, or affiliates thereof. The Company negotiates these payments and thus they differ by Underlying Fund (sometimes substantially), and the amounts the Company (or its affiliates) receive can be significant. Where these payments are made, the advisers, sub-advisers, or distributors (or affiliate thereof) of those Underlying Funds have increased access to the Company and its affiliates involved in the distribution of the Contract. Proceeds from these payments can be used by the Company for any corporate purpose, including payment of expenses that the Company and its affiliates incur in promoting, marketing, and administering the Contract, and in the Company’s role as an intermediary for , the Underlying Funds. The Company and its affiliates may profit from these payments.
12b‑1 Fees. The Company and/or its subsidiary, SDL, the principal underwriter for the Contract, receive 12b‑1 fees from certain of the Underlying Funds that are based on a percentage of the average daily net assets of the particular Underlying Fund attributable to the Contract and certain other variable insurance contracts issued or administered by the Company (or its affiliates). 12b‑1 fees are paid out of Underlying Fund assets as part of the Underlying Fund’s total annual operating expenses. Payments made out of Underlying Fund assets will reduce the amount of assets that would otherwise be available for investment, and will reduce the Underlying Fund’s investment returns. Currently, the Company and SDL receive 12b‑1 fees ranging from 0% to 0.50% of the average net assets of the Contract (and certain other variable insurance contracts issued or administered by the Company (or its affiliates)) invested in Underlying Funds that pay 12b-1 fees.
Payments from Underlying Fund Service Providers. The Company (or its affiliates) also receives payments from the investment advisers, sub‑advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds. These payments may be derived, in whole or in part, from the investment advisory fee deducted from Underlying Fund assets. Owners, through their indirect investment in the Underlying Funds, bear the costs of these investment advisory fees (see the Underlying Funds’ prospectuses for more information). These payments usually are based on a percentage of the average daily net assets of the particular Underlying Fund attributable to the Contract and to certain other variable insurance contracts issued or administered by the Company (or its affiliates). Currently, the Company and its affiliates receive payments that range from 0.05% to 0.60% of the average net assets of the Contract (and certain other variable insurance contracts issued or administered by the Company (or its affiliates)) invested in an Underlying Fund. The Company may also receive payments from certain of the investment advisers, sub-advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds that is based on a pre‑determined fee and not based on the average net assets of the Contract (or other variable insurance contracts issued or administered by the Company or its affiliates) invested in the Underlying Fund.
Other Payments. In the case of certain of the Underlying Funds, the Underlying Fund’s adviser, sub‑adviser, distributor, or affiliates provide the Company (or its affiliates) and/or broker-dealers that sell the Contract (“selling firms”) with wholesaling services to assist the Company in the distribution of the Contract, pay the Company (or its affiliates) and/or selling firms amounts to participate in their national and regional sales conferences and meetings with their sales desks, and/or provide the Company (or its affiliates) and/or selling firms with occasional gifts, meals, tickets, or other compensation as an incentive for them to market the Underlying Funds when offering or distributing the Contract and to cooperate with their promotional efforts for the Underlying Funds.
The Company receives a $15.00 annual fee payment per Participant invested in the BNY Mellon Appreciation fund. The Company also receives a $12.00 annual fee payment per Participant invested in the Invesco funds.
For details about the compensation payments the Company makes in connection with the sale of the Contract, see “Sale of the Contract.”
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Total Payments. Currently, the Company and its affiliates, including SDL, receive payments from the Underlying Funds, their advisers, sub-advisers, and distributors, or affiliates thereof in the form of 12b-1 fees and/or other payments described above that range in total from a minimum of 0.25% to a maximum of 0.65% of the average net assets of the Contract (and certain other variable insurance contracts issued or administered by the Company (or its affiliates)) invested in the Underlying Funds . This does not include the arrangements with certain of the investment advisers, sub-advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds in which the payment is not based on the average net assets of the Contract invested in an Underlying Fund.
Selection of Underlying Funds. The Company selects the Underlying Funds offered through the Contract based on several criteria, including asset class coverage, the strength of the investment adviser’s (or sub-adviser’s) reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor the Company considers during the selection process is whether the Underlying Fund, its adviser, its sub-adviser, or an affiliate will make payments to the Company or its affiliates, as described above. These payment arrangements may create an incentive for us to select funds that pay us higher amounts. The Company also considers whether the Underlying Fund’s adviser is one of its affiliates, and whether the Underlying Fund, its adviser, sub-adviser, or distributor (or an affiliate) can provide marketing and distribution support for sale of the Contract. The Company reviews each Underlying Fund periodically after it is selected. Upon review, the Company may remove an Underlying Fund or restrict allocation of additional Purchase Payments and/or transfers of Contract Value to an Underlying Fund if it determines the Underlying Fund no longer meets one or more of the criteria and/or if the Underlying Fund has not attracted significant assets. The Company does not recommend or endorse any particular Underlying Fund, and does not provide investment advice.
Services and Administration  — The Company has primary responsibility for all administration of the Contracts and the Separate Account. The Company has entered into an administrative services agreement with SE2, LLC (“SE2”), 5801 SW 6th Avenue, Topeka, Kansas 66636, whereby SE2 provides certain business process outsourcing services with respect to the Contracts. SE2 may engage other service providers to provide certain administrative functions. SE2 is an affiliate of the Company.
Charges and Deductions

Transaction Expenses
Contingent Deferred Sales Charge  — We also refer to this charge as the surrender charge, sales charge, or withdrawal charge in this Prospectus. The Company does not deduct sales charges from Purchase Payments before crediting them to your Contract Value. However, except as set forth below, the Company may assess a contingent deferred sales charge (which may also be referred to as a “withdrawal charge”) on a full or partial withdrawal, including systematic withdrawals, depending on how long your Purchase Payments have been held under the Contract. If the Bonus Match Rider is in effect, Purchase Payments include Bonus Amounts and Additional Amounts paid under the rider for purposes of assessing the withdrawal charge. As such, Bonus Amounts and Additional Amounts are subject to withdrawal charges on the same basis as Purchase Payments in the event of a full or partial withdrawal of any such Bonus Amounts or Additional Amounts. Purchase Payments do not include Credit Enhancements for the purpose of calculating the withdrawal charge.
The Company will waive the withdrawal charge on withdrawals to the extent that total withdrawals in a Contract Year, including systematic withdrawals, do not exceed the free withdrawal amount. The free withdrawal amount is equal in the first Contract Year, to 10% of Purchase Payments, excluding any Credit Enhancements, made during the year and for any subsequent Contract Year, to 10% of Contract Value as of the first Valuation Date of that Contract Year.
The withdrawal charge applies to the portion of any withdrawal consisting of Purchase Payments, Bonus Amounts, and/or Additional Amounts that exceeds the free withdrawal amount. The withdrawal charge does not apply to withdrawals of earnings. Withdrawals are considered to come first from Purchase Payments, then Bonus Amounts, then Additional Amounts in the order they were received and then from earnings. Free withdrawal amounts do not reduce Purchase Payments, Bonus Amounts, and Additional Amounts for the purpose of determining future withdrawal charges. Also, under the Guaranteed Minimum Withdrawal Benefit and Total Protection Riders, withdrawals of up to the Annual Withdrawal Amount are not subject to a withdrawal charge but reduce the free withdrawal amount otherwise available in that Contract Year.
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The Company will also waive the withdrawal charge for Contracts issued on or after July 1, 2012 if, at the time of withdrawal: (1) the Contract has been in force for 10 or more Contract Years and the Owner has made Purchase Payments on a quarterly (or more frequent) basis for at least five full Contract Years; or (2) the Owner has become totally and permanently disabled after the Contract Date and prior to age 65. Effective as of the date of the first withdrawal under the terms of this waiver, no additional Purchase Payments may be made to the Contract. The Company assesses a monthly charge in connection with this waiver feature. This waiver is not optional, and the Company will assess the monthly charge for this waiver on all Contracts issued on or after July 1, 2012 whether or not the Owner exercises the waiver or complies with its terms. This waiver is not available for Contracts issued prior to July 1, 2012. See “Charge for Certain Waivers of the Withdrawal Charge.”
The amount of the charge will depend on how long your Purchase Payments, Bonus Amounts, and/or Additional Amounts have been held under the Contract. Each Purchase Payment, Bonus Amount, or Additional Amount is considered to have a certain “age,” depending on the length of time since the Purchase Payment, Bonus Amount, or Additional Amount was effective. A Purchase Payment, Bonus Amount, or Additional Amount is “age one” in the year beginning on the date the Purchase Payment, Bonus Amount, or Additional Amount is received by the Company and increases in age each year thereafter. The withdrawal charge is calculated according to the following schedule:
Purchase Payment, Bonus Amount, or Additional Amount Age (in years)	Withdrawal Charge
1	7%
2	7%*
3	6%
4	5%
5	4%
6	3%
7	2%
8 and over	0%
*If you are a Participant in the Texas Optional Retirement Program, we will instead assess a withdrawal charge of 6.75% in year 2.

The Company will deduct the withdrawal charge from your withdrawal payment, unless you request that the charge be deducted from remaining Contract Value and provided there is sufficient Contract Value available. If we deduct the withdrawal charge form your remaining Contract Value, the withdrawal charge is also subject to a withdrawal charge.
Example of Withdrawal Charge Deducted from Withdrawal Payment and Deducted from Remaining Contract Value . Assume:
(i)	A withdrawal of $20,000 is requested in Contract Year 2
(ii)	The remaining free withdrawal amount in Contract Year 2 is $10,000

If the Owner requests that the withdrawal charge be deducted from the withdrawal payment, the withdrawal charge would be $700, calculated as follows:
(Withdrawal Amount – Remaining Free Withdrawal Amount) x Withdrawal Charge % =
($20,000 - $10,000) x 7% = $700
The $700 withdrawal charge is deducted from the withdrawal payment before the Company sends it to the Owner. The Contract Value decreases by $20,000 and the Owner receives a total payment of $19,300 ($20,000 - $700).
If the Owner requests that the withdrawal charge be deducted from the remaining Contract Value, the withdrawal charge would be $752.69, calculated as follows:
(Withdrawal Amount - Remaining Free Withdrawal Amount)   x      Withdrawal Charge %      =
             1 – Withdrawal Charge %
($20,000 - $10,000) x (7% / (1 - 7%)) =
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$10,000 x (7% / 93%) =
$10,000 x 7.5269% = $752.69
The $752.69 withdrawal charge is deducted from the Contract Value. The Contract Value decreases by $20,752.69 ($20,000 + $752.69) and the Owner receives a total payment of $20,000.
In no event will the amount of any withdrawal charge, when added to such charge previously assessed against any amount withdrawn from the Contract, exceed 7% of Purchase Payments, Bonus Amounts, and Additional Amounts paid under the Contract. In addition, no withdrawal charge will be imposed upon: (1) payment of death benefit proceeds; or (2) Annuity Options that provide for payments for life, or a period of at least seven years. The Company will assess the withdrawal charge against the Subaccounts and the Fixed Account in the same proportion as the withdrawal proceeds are allocated.
The withdrawal charge is designed to reimburse the Company for costs and other expenses associated with the promotion and sales of the Contract, such as paying sales commissions to broker-dealers. It is expected that actual expenses will be greater than the amount of the withdrawal charge. To the extent that all sales expenses are not recovered from the charge, such expenses may be recovered from other charges, including amounts derived indirectly from the charge for mortality and expense risk.
Premium Tax Charge  — Various states and municipalities impose a tax on premiums on annuity contracts received by insurance companies. Whether or not a premium tax is imposed will depend upon, among other things, the Owner’s state of residence, the Annuitant’s state of residence, and the insurance tax laws and the Company’s status in a particular state. The Company assesses a premium tax charge to reimburse itself for premium taxes that it incurs in connection with a Contract. The Company deducts this charge when due, typically upon the Annuity Start Date or payment of a Purchase Payment. The Company may deduct premium tax upon a full or partial withdrawal (including a systematic withdrawal or withdrawal made to pay the gees of your investment advisor) if a premium tax has been incurred and is not refundable. Currently, in Maine, South Dakota and Wyoming the Company deducts the premium tax from Purchase Payments applied to a non-qualified contract. Those amounts are currently 2.00%, 1.25%, and 1.00%, respectively. The Company reserves the right to deduct premium taxes when due or any time thereafter. Premium tax rates currently range from 0% to 3.5%, but are subject to change by a governmental entity.
Deduction of Advisory Fees  — You may enter into a separate investment advisory agreement with an investment adviser that provides asset allocation services in connection with your Contract. We are not affiliated with those investment advisers, and we do not supervise or perform due diligence on investment advisers who may provide such asset allocation services. By entering into an agreement with the investment adviser for asset allocation services and executing the Company's investment adviser authorization form, you authorize the investment adviser to allocate your Contract Value among certain Subaccounts and make changes in your allocations from time to time and you may authorize us to deduct amounts from your Contract Value to pay the investment adviser's fee in the amounts and at the times directed by the investment adviser in writing. You may terminate your investment adviser authorization at any time by sending written and signed notice of termination to our Administrative Office or submitting an electronic notice of termination to AAWF-NF@securitybenefit.com.
We will treat each deduction as a partial withdrawal from your Contract. However, no surrender charges will apply to such deductions, and the deductions will not count toward the annual free withdrawal amount The Company will deduct the amount of the withdrawal from the Contract Value in the Subaccounts and the Fixed account, according to the Owner’s or authorized investment adviser’s instructions to the Company. If you do not specify the allocation, the Company will deduct the withdrawal in the same proportion that Contract Value is allocated among the Subaccounts and the Fixed Account.. The investment advisory fee is paid to the investment adviser and is not a Contract charge retained by us. For Non-Qualified Contracts, all or a portion of the charges deducted from your Contract Value to pay the investment adviser's fees may be subject to federal and state income tax and a 10% federal penalty tax.
The investment advisory fee is described more fully in the disclosure statement provided by the investment adviser. You should consult with your representative for details regarding the investment advisory services, including fees and expenses. A tax-free partial exchange may become taxable if an advisory fee is paid from your
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Contract Value within 180 days of the partial exchange. Consult your tax adviser for advice concerning tax-free partial exchanges.
Withdrawals from your Contract Value to pay advisory fees will reduce the death benefits and other guaranteed benefits under the Contract, perhaps significantly. Withdrawals will not reduce benefits under the GLWB Rider, as long as the following conditions are met: (1) the withdrawals are the only amount withdrawn in that Contract Year; (2) the withdrawals are for the purpose of paying fees to a registered investment adviser for services rendered to the Owner in connection with the Contract; (3) we are making payment(s) to the registered investment adviser from such withdrawals on behalf of the Owner; and the withdrawals do not exceed: (a) in the first Contract Year, 2.0% of Purchase Payments (including any Credit Enhancement and/or Bonus Credit), and (b) for all other Contract Years, 2.0% of your Contract Value as of the beginning of the Contract Year. However, the deduction of advisory fees from your Contract Value will reduce the Contract Value, which could reduce the potential for increases to the benefits under the GLWB Rider. See “Death Benefit” for an example of how withdrawals to pay advisory fees impact the Contract Value and standard death benefit.
Annual Contract Expenses
Base Contract Expenses
Mortality and Expense Risk Charge  — The Company deducts a charge for mortality and expense risks assumed by the Company under the Contract. The Company deducts a daily minimum charge equal to 0.75%, on an annual basis, of each Subaccount’s average daily net assets. If you are subject to mortality and expense risk charge above the minimum charge, the Company deducts the excess amount from your Contract Value on a monthly basis. The mortality and expense risk charge amount is determined each month by reference to the amount of your Contract Value at the time the charge is deducted, as set forth in the table below.
Contract Value	Annual Mortality and Expense Risk Charge
Less than $25,000	0.90%
$25,000 or more	0.75%

During the Annuity Period, the mortality and expense risk charge is as follows:
Annuity Option	Annual Mortality and Expense Risk Charge
Annuity Options 5 & 6	See table immediately above.
Annuity Options 1-4, 7 & 8	1.25%

The expense risk is the risk that the Company’s actual expenses in issuing and administering the Contracts and operating the Subaccounts will be more than the charges assessed for such expenses. The mortality risk borne by the Company is the risk that Annuitants, as a group, will live longer than the Company’s actuarial tables predict. In this event, the Company guarantees that annuity payments will not be affected by a change in mortality experience that results in the payment of greater annuity income than assumed under the Annuity Options in the Contract. The Company also assumes a mortality risk in connection with the death benefit under the Contract (i.e., for deaths occurring sooner than the Company’s actuarial tables predict).
The Company may ultimately realize a profit from this charge to the extent it is not needed to cover mortality and administrative expenses, but the Company may realize a loss to the extent the charge is not sufficient. The Company may use any profit derived from this charge for any lawful purpose, including distribution expenses. See “Determination of Contract Value” for more information about how the Company deducts the mortality and expense risk charge.
Administration Charge  — The Company deducts a daily administration charge equal to an annual rate of 0.15% of each Subaccount’s average daily net assets. The purpose of this charge is to compensate the Company for the expenses associated with administration of the Contract and operation of the Subaccounts.
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Administrative Expenses
Account Administration Charge  — The Company deducts an account administration charge of $30.00 from Contract Value at each Contract Anniversary. The Company will waive the charge if your Contract Value is $50,000 or more on the date the charge is to be deducted. The Company will deduct a pro rata account administration charge (1) upon a full withdrawal; (2) upon the Annuity Start Date if one of the Annuity Options 1 through 4, 7 or 8 is chosen; and (3) upon payment of a death benefit. This charge is not deducted during the Annuity Period if one of the Annuity Options 1 through 4, 7 or 8 is chosen. The purpose of the charge is to compensate the Company for the expenses associated with administration of the Contract.
Loan Interest Charge  — The Company charges an effective annual interest rate on a loan that will never be greater than an amount equal to 5.75% plus the charge for Certain Waivers of the Withdrawal Charge (if applicable) and the total charges for riders you have selected. The Company also will credit the amount in the Loan Account with an effective annual interest rate equal to 3.0%.
Other Charges  — The Company may charge the Separate Account or the Subaccounts for the federal, state, or local taxes incurred by the Company that are attributable to the Separate Account or the Subaccounts, or to the operations of the Company with respect to the Contract, or that are attributable to payment of premiums or acquisition costs under the Contract. No such charge is currently assessed. See “Tax Status of the Company and the Separate Account” and “Charge for the Company’s Taxes.”
Optional Rider Charges  — In addition to the charges and deductions discussed above, you may purchase certain optional riders under the Contract. Currently, only the Extra Credit at 4% rider is available for purchase. The Company makes this rider available only at issue.
The Company deducts a monthly charge from Contract Value for any riders elected by the Owner, except the Bonus Match Rider which has an annual charge of $25. For the other riders, the Company generally will deduct the monthly rider charge from Contract Value beginning on the Contract Date and ending on the Annuity Start Date if you elect one of Annuity Options 1 through 4, 7 or 8. If you elect Annuity Option 5 or 6, the Company will deduct the monthly rider charge for the life of the Contract. Thus, the Company may deduct certain rider charges during periods where no benefits are provided or payable. The charge for the Extra Credit Rider, however, is deducted only during the seven-year period beginning on the Contract Date. The amount of each rider charge is equal to a percentage, on an annual basis, of your Contract Value. Each rider and its charge are listed below. Total rider charges cannot exceed 1.55% of Contract Value for riders elected prior to February 1, 2010 (1.00% if you select a 0‑Year Alternate Withdrawal Charge Rider).
As noted in the table, certain riders are no longer available for purchase. For more information on these riders, please see Appendix B – Riders No Longer Available – Available for Purchase Only Prior to February 1, 2010 and Appendix C – Riders Available for Purchase Only Prior to July 1, 2012.
Teacher Retirement System of Texas – Limits on Optional Riders  — If you are: (1) purchasing the Contract as a tax-sheltered annuity through a salary reduction arrangement; (2) an employee of a school district or an open-enrollment charter school; and (3) a member of the Teacher Retirement System of Texas, you may not select the Extra Credit at 4% rider.
Optional Rider Expenses (as a percentage of Contract Value)
Annual Rider Charge
Riders Available For Purchase With The Contract:
4% Extra Credit Rider [3]	0.55%
Riders Available For Purchase ONLY Prior To July 1, 2012:
Annual Stepped Up Death Benefit Rider	0.20%
Waiver of Withdrawal Charge Rider	0.05%
Alternate Withdrawal Charge Rider (0-Year)	0.70%

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Optional Rider Expenses (as a percentage of Contract Value)
Annual Rider Charge
Alternate Withdrawal Charge Rider (4-Year) [4]	0.55%
Waiver of Withdrawal Charge Rider—15 Years or Disability	0.05%
Riders Available For Purchase ONLY Prior To February 1, 2010:
3% Guaranteed Minimum Income Benefit Rider	0.15%
5% Guaranteed Minimum Income Benefit Rider	0.30%
3% Guaranteed Growth Death Benefit Rider	0.10%
5% Guaranteed Growth Death Benefit Rider	0.20%
6% Guaranteed Growth Death Benefit Rider [1]	0.25%
7% Guaranteed Growth Death Benefit Rider [1]	0.30%
Combined Annual Stepped Up Death Benefit Rider and Guaranteed Growth Death Benefit Rider	0.25%
Enhanced Death Benefit Rider	0.25%
Combined Enhanced Death Benefit Rider and Annual Stepped Up Death Benefit Rider	0.35%
Combined Enhanced Death Benefit Rider and Guaranteed Growth Death Benefit Rider	0.35%
Combined Enhanced Death Benefit Rider, Annual Stepped Up Death Benefit Rider, and Guaranteed Growth Death Benefit Rider	0.40%
Guaranteed Minimum Withdrawal Benefit Rider	Max: 1.10%	Current: 0.45%
Total Protection Rider	Max: 1.45%	Current: 0.85%
3% Extra Credit Rider [3]	0.40%
5% Extra Credit Rider [3]	0.70%
Waiver of Withdrawal Charge Rider—10 Years or Disability	0.10%
Waiver of Withdrawal Charge Rider—Hardship	0.15%
Waiver of Withdrawal Charge Rider—5 Years and Age 59½	0.20%
Bonus Match Rider	$25 [5]
* Charges for these riders will continue after the Annuity Start Date if you select Annuity Option 5 or 6.
1 Not available to Texas residents.
2 The Company may increase the rider charge for the Guaranteed Minimum Withdrawal Benefit Rider or the Total Protection Rider only if you elect a reset; the Company guarantees the rider charge upon reset will not exceed 1.10% for the Guaranteed Minimum Withdrawal Benefit Rider or 1.45% for the Total Protection Rider on an annual basis. Please see the discussion under “Guaranteed Minimum Withdrawal Benefit” and “Total Protection” in Appendix B – Riders No Longer Available – Available for Purchase Only Prior to February 1, 2010. The current charge for each such rider is used in calculating the maximum rider charge of 1.55% (1.00% if you select a 0-Year Alternate Withdrawal Charge Rider).
3 The Company will deduct the charge for this rider during the seven-year period beginning on the Contract Date.
4 If the 4-Year Alternate Withdrawal Charge Rider was not approved in a state, a 3-Year Alternate Withdrawal Charge Rider was available for a charge of 0.40%. See “Alternate Withdrawal Charge” in Appendix C – Riders Available for Purchase Only Prior to July 1, 2012.
5  The Company will deduct a charge of $25 on each anniversary of the rider’s date of issue; provided that the rider is in effect on that date and your Contract Value is less than $10,000. If you surrender your Contract prior to the Contract Anniversary in any Contract Year, the Company will not deduct any applicable rider charge for that Contract Year. The Company waives the rider charge if Contract Value is $10,000 or more on the date the charge is to be deducted.

Variations in Charges  — The Company may reduce or waive the amount of the contingent deferred sales charge and certain other charges for a Contract where the expenses associated with the sale of the Contract or the
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administrative and maintenance costs associated with the Contract are reduced for reasons such as the amount of the initial Purchase Payment or projected Purchase Payments or the Contract is sold in connection with a group or sponsored arrangement.
Underlying Fund Expenses  — Each Subaccount of the Separate Account purchases shares at the net asset value of the corresponding Underlying Fund. Each Underlying Fund’s net asset value reflects the investment advisory fee and other expenses that are deducted from the assets of the Underlying Fund. These fees and expenses are not deducted from the Subaccounts, but are paid from the assets of the corresponding Underlying Fund. As a result, the Owner indirectly bears a pro rata portion of such fees and expenses. The advisory fees and other expenses, if any, which are more fully described in each Underlying Fund’s summary prospectus or prospectus, are not specified or fixed under the terms of the Contract, and may vary from year to year.

The Contract

General — The Company issues the Contract offered by this Prospectus. It is a flexible purchase payment deferred variable annuity. To the extent that you allocate all or a portion of your Purchase Payments to the Subaccounts, the Contract is significantly different from a fixed annuity contract in that it is the Owner under a Contract who assumes the risk of investment gain or loss rather than the Company. When you are ready to begin receiving annuity payments, the Contract provides several Annuity Options under which the Company will pay periodic annuity payments on a variable basis, a fixed basis or both, beginning on the Annuity Start Date. The amount that will be available for annuity payments will depend on the investment performance of the Subaccounts to which you have allocated Purchase Payments and the amount of interest credited on Contract Value that you have allocated to the Fixed Account.
The Contract is available for purchase by an individual in connection with certain tax qualified retirement plans that meet the requirements of Section 402A, 403(b), 408 or 408A of the Internal Revenue Code (“Qualified Plan”). Certain federal tax advantages are currently available to retirement plans that qualify as annuity purchase plans of public school systems and certain tax-exempt organizations under Section 403(b). If you are purchasing the Contract as an investment vehicle for a Section 402A, 403(b), 408 or 408A Qualified Plan, you should consider that the Contract does not provide any additional tax advantages beyond those already available through the Qualified Plan. However, the Contract does offer features and benefits in addition to providing tax deferral that other investments may not offer, including death benefit protection for your beneficiaries and annuity options which guarantee income for life. You should consult with your financial professional as to whether the overall benefits and costs of the Contract are appropriate considering your circumstances.
Note that for Contracts issued to Massachusetts residents on or after January 1, 2009, a unisex Massachusetts approved Contract will be issued without regard to where the application was signed.
Important Information About Your Benefits Under the Contract — The benefits under the Contract are paid by us from our General Account assets and/or your Contract Value held in the Separate Account. It is important that you understand that payment of benefits from the Separate Account is not guaranteed and depends upon certain factors discussed below.
Assets in the Separate Account. Your Contract permits you to allocate Purchase Payments and Contract Value to various Subaccounts. You bear all of the investment risk for allocations to the Subaccounts. Your Contract Value in the Subaccounts is part of the assets of the Separate Account. These assets are segregated and cannot be charged with liabilities arising from any other business that we may conduct.
Assets in the General Account. Your Contract may permit you to allocate Purchase Payments and Contract Value to the Fixed Account. Amounts allocated to the Fixed Account, plus any guarantees under the Contract that exceed your Contract Value (such as those associated with the guaranteed death benefit and any enhanced death benefits provided by rider, a guaranteed minimum withdrawal benefit rider, or a guaranteed minimum income benefit rider), are paid from our General Account. We issue other types of insurance policies and financial products as well, and we pay our obligations under these products from our assets in the General Account.
Any amounts that we are obligated to pay under the Contract from the General Account are subject to our financial strength and claims-paying ability. An insurance company’s financial strength and claims-paying ability may be affected by, among other factors, adverse market developments. Adverse market developments may result
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in, among other things, realized losses on General Account investments, unrealized losses on such investments (which may or may not result in accounting impairments), increased reserve requirements, and a reduction of capital both absolutely and relative to minimum, regulatory required capital (some of which are cash items and some of which are non-cash items). Adverse market developments are an inherent risk to our, and any insurer’s, General Account.
Application for a Contract — If you wish to purchase a Contract, you may submit an application and an initial Purchase Payment to the Company, as well as any other form or information that the Company may require. The Company reserves the right to reject an application or Purchase Payment for any reason, subject to the Company’s underwriting standards and guidelines and any applicable state or federal law relating to nondiscrimination.
The maximum age of an Owner or Annuitant for which a Contract will be issued is age 90. If there are Joint Owners or Annuitants, the maximum issue age will be determined by reference to the older Owner or Annuitant.
Benefits Under the Contract

The following table summarizes information about the benefits available under the Contract.
Standard Benefits
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
Dollar Cost Averaging	Allows the systematic transfer of a specified dollar amount or percentage of Contract Value among Subaccounts and the Fixed Account, if available.	There is no charge for this option
•   The minimum amount that may be transferred to any one Subaccount is $25.00.
•   The Company may discontinue, modify, or suspend Dollar Cost Averaging at any time.
•   Transfers can be made for a fixed period of time, or until the total amount elected has been transferred or the Contract Value in the Subaccount from which transfers are made has been depleted.
•   After termination of the Dollar Cost Averaging for any reason, before reinstating Dollar Cost Averaging, you must wait at least one month if transfers were monthly, at least one quarter if transfers were quarterly, at least six months if transfers were semiannual, and at least one year if transfers were annual.

Asset Reallocation Option	Allows you to automatically transfer Contract Value on a monthly, quarterly, semiannual or annual basis to maintain a particular percentage allocation among the Subaccounts.	There is no charge for this option	• The Company may discontinue, modify, or suspend the availability of the Asset Reallocation Option at any time.
Standard Death Benefit-Contract Issue Age 81 and Older	Provides a death benefit equal to the Contract Value	There is no charge for this benefit
•   The death benefit is reduced by any outstanding Contract Debt, any pro rata account administration charge and any uncollected premium tax.
•   The Contract Value will be reduced by any Credit Enhancements applied during the 12 month period prior to the Owner’s death.

Standard Death Benefit-Contract Issue Age 80 and Younger	Provides a death benefit equal to the greater of all Purchase Payments less any withdrawals, including withdrawal charges, or Contract Value.	There is no charge for this option
•   The death benefit will be reduced by any outstanding Contract Debt, any pro rata account administration charge and any uncollected premium tax.
•   Purchase payments do not include any Credit Enhancements and/or Bonus Credits.
•   The Contract value will be reduced by any Credit Enhancements applied during the 12 months prior to the date of the Owner’s death.

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Systematic Withdrawals	Allow you to set up an automatic payment of up to 10% of your total Purchase Payments each year.	There is no charge for this option.
•   Each payment must be at least $100 (unless we consent otherwise).
•   In the first Contract Year, only monthly or quarterly payments are allowed.
•   Withdrawals may be subject to income tax and penalties.

Optional Benefits Currently Available
Name of Benefit	Purpose	Maximum Fee (as a percentage of Contract Value)	Brief Description of Restrictions/Limitations
4% Extra Credit	Provides a Credit Enhancement equal to 4% of Purchase Payments, which will be added to the Contract Value for each Purchase Payment made in the first Contract Year.	0.55%
•   Credit Enhancements are only applied to Purchase Payments received in the first Contract Year. If Purchase payments are made in subsequent Contract years, the charge for this benefit will increase proportionately in relation to those Purchase Payments and no additional Credit Enhancement will be applied.
•   You may not select an Annuity Start Date prior to seven years from the effective date of the rider.
•   Credit Enhancements are not fully vested until the seventh Contract Anniversary. Until that date, all or a portion of the Credit Enhancement(s) will be forfeited under certain circumstances..
•   Available if the Owner is age 80 or younger on the Contract Date.
•   Available at Contract issue only.

Contract Loans	Provides the ability to borrow money under your Contract using the Contract Value as the only security for the loan.	5.75% plus the charge for certain withdrawal charge waivers (if applicable) and the total charges for riders you have selected (3.00% interest credited on loan amounts)
•   Permitted only in connection with 403(b) Contracts and pursuant to the Employer plan or program.
•   Not available in certain states.
•   A loan must be taken and repaid prior to the Annuity Start Date.
•   Subject to minimum and maximum loan amounts.
•   The Fixed Account must be available under your Contract.
•   Loans must be repaid within 5 years.
•   Loans must be repaid prior to the Annuity Start Date.
•   You forego the investment experience of the Subaccounts and the Current Rate of interest on the Fixed Account on any loaned amounts.

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Optional Benefits (No Longer Available For Election)
Name of Benefit	Purpose	Maximum Fee (as a percentage of Contract Value)	Brief Description of Restrictions / Limitations
Guaranteed Growth Death Benefit
Provides an enhanced death benefit equal to the Purchase Payments and any Credit Enhancements and/or Bonus Credits, less premium tax and any withdrawals, increased at an annual effective rate of interest (which you elect when you purchase the benefit) adjusted for withdrawals.
		3%: 0.10%
•   The death benefit is no longer subject to increase following the Contract Anniversary after your 80 th birthday.
•   6% and 7% not available to Texas residents.
•   Any death benefit will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death.
•   If you elect the Guaranteed Growth Death Benefit at 5%, 6% or 7%, the Company will credit a maximum rate of 4% for amounts allocated to the Invesco V.I. Government Money Market Subaccount, the Fixed Account, and the Loan Account.
•   The death benefit may not exceed an amount equal to 200% of Purchase Payments (not including any Credit Enhancements and/or Bonus Credits).
•   If proof of death and instructions regarding payment are not received by the Company within six months of the Owner’s date of death, the death benefit will equal the Contract Value on the Valuation Date such proof of death and instructions are received by the Company.
•   Certain withdrawals could significantly reduce or even terminate the benefit.
•   Available if the Owner was age 79 or younger on the Contract Date.

		5%: 0.20%
		6%: 0.25%
		7%: 0.30%
Enhanced Death Benefit	Provides an enhanced death benefit equal to the greater of (1) Purchase Payments (less any withdrawals, including withdrawal charges) or (2) your Contract Value increased by an amount based on a percentage of your Contract gains or adjusted Purchase Payments.	0.25%
•   The enhanced death benefit amount is calculated using a lower percentage for Contract issue age 70 or older.
•   Any death benefit will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death.
•   If proof of death and instructions regarding payment are not received by the Company within six months of the Owner’s date of death, the death benefit will equal the Contract Value on the Valuation Date such proof of death and instructions are received by the Company..
•   Available if the Owner was age 79 or younger on the Contract Date.
•   Certain withdrawals could significantly reduce or even terminate the benefit.

Guaranteed Minimum Withdrawal Benefit
Permits you to withdraw up to a specified amount each Contract Year, regardless of the performance of your Contract Value, until the Remaining Benefit Amount is reduced to $0. You may periodically increase the Benefit Amount through resets.
		Current: 0.45%
•   You are only eligible to reset the remaining Benefit Amount every five years.
•   The rider charge may be increased in the event that you elect a reset.
•   While rider is in effect, we reserve right to restrict subsequent Purchase Payments.
•   Certain withdrawals could significantly reduce or even terminate the benefit.
•   Available only if the Owner and Annuitant were age 85 or younger on the rider purchase date.

		Max: 1.10% [1]

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Guaranteed Minimum Income Benefit (3% or 5%)	Provides a minimum amount (“Minimum Income Benefit”), based on a 3% or 5% crediting rate, for the purchase of a fixed Annuity only.	3%: 0.15%
•   You may only apply the Minimum Income Benefit to purchase certain fixed Annuity options.
•   You may not exercise this benefit or convert it to an income stream until your 10th Contract Anniversary or later.
•   If you elected the benefit at 5%, the Company credits a maximum rate of 4% for amounts allocated to the Invesco V.I. Government Money Market, the Fixed Account, and the Loan Account.
•   Certain withdrawals could significantly reduce or even terminate the benefit.
•   Available only if the Owner was age 79 or younger on the Contract Date.

		5%: 0.30%
Extra Credit (3% or 5%)	Provides a Credit Enhancement equal to 3% or 5% of Purchase Payments, which will be added to the Contract Value for each Purchase Payment made in the first Contract Year.	3%: 0.40%
•   Credit Enhancements are only applied to Purchase Payments received in the first Contract Year.
•   You may not select an Annuity Start Date prior to seven years from the effective date of the rider.
•   Credit Enhancements are subject to recapture under certain circumstances.
•   Available only at Contract issue if the Owner was age 80 or younger.

		5%: 0.70%
Combined Annual Stepped Up and Guaranteed Growth Death Benefit	Provides an enhanced death benefit equal to the greatest of (1) all Purchase Payments (not including any Credit Enhancements), (2) the Contract Value, (3) the Annual Stepped Up Death Benefit, or (4) the Guaranteed Growth Death Benefit at 5%.	0.25%
•   Any death benefit will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death.
•   If proof of death and instructions regarding payment are not received by the Company within six months of the Owner’s date of death, the death benefit will equal the Contract Value on the Valuation Date such proof of death and instructions are received by the Company..
•   Available if the Owner was age 79 or younger on the Contract Date.
•   Certain withdrawals could significantly reduce or even terminate the benefits.
•   See Annual Stepped Up Death Benefit and Guaranteed Growth Death Benefit above.

Combined Enhanced and Annual Stepped Up Death Benefit	Provides an enhanced death benefit equal to the greatest of (1) all Purchase Payments (not including any Credit Enhancements), (2) the Contract Value plus the Enhanced Death Benefit, or (3) the Annual Stepped Up Death Benefit plus the Enhanced Death Benefit.	0.35%
•   Any death benefit will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death.
•   If proof of death and instructions regarding payment are not received by the Company within six months of the Owner’s date of death, the death benefit will equal the Contract Value on the Valuation Date such proof of death and instructions are received by the Company..
•   Available if the Owner was age 79 or younger at on the rider issue date.
•   Certain withdrawals could significantly reduce or even terminate the benefits.
•   See Enhanced Death Benefit and Annual Stepped Up Death Benefit above.

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Combined Enhanced and Guaranteed Growth Death Benefit	Provides an enhanced death benefit equal to the greatest of (1) all Purchase Payments (not including any Credit Enhancements), (2) the Contract Value plus the Enhanced Death Benefit, or (3) the Guaranteed Growth Death Benefit plus the Enhanced Death Benefit.	0.35%
•   Any death benefit will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death.
•   If proof of death and instructions regarding payment are not received by the Company within six months of the Owner’s date of death, the death benefit will equal the Contract Value on the Valuation Date such proof of death and instructions are received by the Company..
•   Available if the Owner was age 79 or younger on the rider issue date.
•   Certain withdrawals could significantly reduce or even terminate the benefits.
•   See Enhanced Death Benefit and Guaranteed Growth Death Benefit above.

Combined Enhanced, Annual Stepped Up and Guaranteed Growth Death Benefit	Provides an enhanced death benefit equal to the greatest of (1) all Purchase Payments (not including any Credit Enhancements), (2) the Contract Value plus the Enhanced Death Benefit, (3) the Annual Stepped Up Death Benefit plus the Enhanced Death Benefit, or (4) the Guaranteed Growth Death Benefit at 5% plus the Enhanced Death Benefit.	0.40%
•   Any death benefit will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death.
•   If proof of death and instructions regarding payment are not received by the Company within six months of the Owner’s date of death, the death benefit will equal the Contract Value on the Valuation Date such proof of death and instructions are received by the Company..
•   Available if the Owner was age 79 or younger on the rider issue date.
•   Certain withdrawals could significantly reduce or even terminate the benefits.
•   See also Enhanced Death Benefit, Annual Stepped Up Death Benefit, and Guaranteed Growth Death Benefit above.

Total Protection
Provides (1) a Guaranteed Growth Death Benefit at 5%, (2) the Guaranteed Minimum Withdrawal Benefit with an Annual Withdrawal Amount of 5% and a Benefit Amount of 100%, and (3) a Guaranteed Minimum Accumulation Benefit, which provides a guaranteed minimum Contract Value at the end of ten years.
		Current: 0.85%
•   The Guaranteed Minimum Accumulation Benefit will terminate 10 years after the rider purchase date if no reset is elected.
•   The Guaranteed Growth Death Benefit is reduced by any Annual Withdrawal Amount and is reduced proportionately by any withdrawal that exceeds the Annual Withdrawal Amount for a Contract Year.
•   Five years after the rider purchase date, under certain circumstances, you may elect to reset the Remaining Benefit Amount, the Guaranteed Growth Death Benefit, and the Guaranteed Minimum Accumulation Benefit.
•   While this rider is in effect, we reserve the right to restrict subsequent Purchase Payments.
•   Available if each Annuitant and Owner was age 79 or younger on the rider issue date.
•   Certain withdrawals could significantly reduce or even terminate the benefits.
•   See also Guaranteed Growth Death Benefit and the Guaranteed Minimum Withdrawal Benefit above.

		Max: 1.45% [2]

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Waiver of Withdrawal Charge – 10 Years or Disability	Provides a waiver of any withdrawal charge if at the time of withdrawal: (1) the Contract has been in force for 10 or more Contract Years and the Owner has made Purchase Payments on a quarterly (or more frequent) basis for at least five full Contract Years; or (2) the Owner has become totally and permanently disabled after the Contract Date and prior to age 65.	0.10%	• Effective as of the date of the first withdrawal under the terms of this Rider, no additional Purchase Payments may be made to the Contract.
Waiver of Withdrawal Charge Rider – Hardship	Provides a waiver of any withdrawal charge in the event the Owner experiences a hardship, as defined for purposes of Section 401(k) of the Internal Revenue Code.	0.15%	• Effective as of the date of the first withdrawal under the terms of this Rider, no additional Purchase Payments may be made to the Contract. • The Company may require satisfactory proof of hardship.
Waiver of Withdrawal Charge Rider – 5 Years and Age 59½	Provides a waiver of any withdrawal charge if at the time of withdrawal: (1) the Owner is age 59½ or older; and (2) the Owner has made Purchase Payments on a quarterly (or more frequent) basis for at least five full Contract Years.	0.20%	• Effective as of the date of the first withdrawal under the terms of this Rider, no additional Purchase Payments may be made to the Contract.
Bonus Match Rider	Provides a Bonus Amount to your Contract Value during the “Bonus Match Period.”	$25
•   Available only in connection with Contracts qualified under 403(b).
•   The Bonus Amount apples only to the first $10,000 in salary deduction Purchase Payments in any Contract Year.
•   The Company reserves the right to terminate the rider at any time after the fifth anniversary of the rider’s issue.
•   The Company waives the rider charge if Contract Value is $10,000 or more on the date the charge is to be deducted.

Annual Stepped Up Death Benefit	Provides an enhanced death benefit equal to the greatest of (1) Purchase Payments (excluding Credit Enhancements and Bonus Credits and less any withdrawals and withdrawal charges, (2) the Contract Value, or (3) the Stepped Up Death Benefit	0.20%
•   We will recapture any Credit Enhancements, if applicable, during the 12 months preceding the Owner’s date of death.
•   The death benefit is no longer eligible to “step up” on any Contract Anniversary following your 81 st birthday.
•   If proof of death and instructions regarding payment are not received by the Company within six months of the Owner’s date of death, the death benefit will equal the Contract Value as of the Valuation Date such proof of death and instructions are received by the Company.
•   Available if the Owner was age 79 or younger
•   Available at Contract issue only.
•   The benefit will terminate at the Annuity Start Date.
•   The death benefit will be reduced by any outstanding Contract Debt, pro rata account administration charge, and outstanding premium tax.
•   Withdrawals (including withdrawals to pay advisory fees) will reduce the benefit proportionately. This means withdrawals could significantly reduce the benefit by substantially more than the actual amount of the withdrawal, or even terminate the benefit.

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Waiver of Withdrawal Charge	Provides a waiver of withdrawal charge in the event of your (1) total and permanent disability prior to age 65, (2) confinement to a nursing home, or (3) terminal illness.	0.05%
•   Subject to a written physician’s statement acceptable to the Company or a certified Social Security finding of disability.
•   We will recapture any Credit Enhancements credited during the 12 months preceding any withdrawal.
•   You will receive no benefit from the disability portion of this rider (and the rider charge will remain the same) if your purchase this Contract with this rider after age 65.
•   The benefit differs and is not available in certain states
•   Depending on the Annuity Option chosen, a rider fee may be imposed for the life of the Contract.

Alternate Withdrawal Charge Rider (0-Year)	Makes available a shorter withdrawal chare schedule in lieu of the Contract’s seven year withdrawal charge schedule	0.70%
•   We may recapture any Credit Enhancement in the event of a full or partial withdrawal.
•   Available only at Contract issue.
•   Depending on the Annuity Option chosen, a rider fee may be imposed for the life of the Contract
•   This rider may provide a benefit only if a withdrawal is taken in the five to seven Contract years after the applicable Purchase Payment date because for the first four years after the Purchase Payment date, the withdrawal charges are the same as they would be under the 7-year schedule.
•   Depending on the Annuity Option chosen, a rider fee may be imposed for the life of the Contract.

Alternate Withdrawal Charge Rider (4-Year)	Makes available a shorter withdrawal chare schedule in lieu of the Contract’s seven year withdrawal charge schedule	0.55%
•   We may recapture any Credit Enhancement in the event of a full or partial withdrawal.
•   If the 4 Year Alternate Withdrawal Charge Rider has not been approved in a particular state, the 3 Year Withdrawal Charge Rider is available for a fee or 0.40%.
•   Available only at Contract issue.

Waiver of Withdrawal Charge Rider – 15 Years or Disability	Provides a waiver of any withdrawal charge if at the time of withdrawal (1) the Contract has been in force for 15 or more Contract Years; or (2) the Owner has become totally and permanently disabled after the Contract Date and prior to age 65.	0.05%	• Effective as of the date of the first withdrawal under the terms of this Rider, no additional Purchase Payments may be made to the Contract.

1 The Company may increase the rider charge for the Guaranteed Minimum Withdrawal Benefit Rider only if you elect a reset; the Company guarantees the rider charge upon reset will not exceed 1.10% on an annual basis. The current charge for such rider is used in calculating the maximum rider charge of 1.55% (1.00% if you select a 0-Year Alternate Withdrawal Charge Rider).
2 The Company may increase the rider charge for the Total Protection Rider only if you elect a reset; the Company guarantees the rider charge upon reset will not exceed 1.45% on an annual basis. Please see the discussion under “Total Protection” in Appendix B – Riders No Longer Available – Available for Purchase Only Prior to February 1, 2010. The current charge for the rider is used in calculating the maximum rider charge of 1.55% of Contract Value (1.00% if you select a 0‑Year Alternate Withdrawal Charge Rider).

Optional Riders — Upon your application for the Contract, you may select the Extra Credit at 4% Rider. The Company makes this rider available only at issue. You cannot change or cancel the rider after it is issued. The Extra Credit at 4% rider is available in every state.
For information on riders that are no longer available for purchase, please see Appendix B – Riders No Longer Available – Available for Purchase Only Prior to February 1, 2010 and Appendix C – Riders Available for Purchase Only Prior to July 1, 2012.
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Please note that any amount that we may pay or make available under any optional rider that is in excess of Contract Value is subject to our financial strength and claims-paying ability.
Extra Credit  — For an additional charge, as reflected in the Fee Table and the table of benefits above, this rider makes available a Credit Enhancement, which is an amount added to your Contract Value by the Company. You may purchase this rider only at issue. A Credit Enhancement of 4% of Purchase Payments, as elected in the application, will be added to Contract Value for each Purchase Payment made in the first Contract Year. Prior to February 1, 2010, a Credit Enhancement of 3% or 5% was also available for election. Any Credit Enhancement will be allocated among the Subaccounts in the same proportion as your Purchase Payment.
This rider is available only if the age of the Owner on the Contract Date is age 80 or younger at issue. If you elect this rider, you may not select an Annuity Start Date that is prior to seven years from the effective date of the rider.
Example of the Credit Enhancement Applied to Initial and Subsequent Purchase Payments . Assume:
(i)	The Owner purchased the Contract with the 4.0% Extra Credit Rider.
(ii)	The initial Purchase Payment is $100,000.
The amount of the Credit Enhancement added to the Contract Value would be $4,000 ($100,000 x 4.0%). Thus, the Contract Value at issue would be $104,000.
Six months later the Owner makes a Purchase Payment of $50,000. The additional Purchase Payment will increase the Contract Value by $52,000, the amount of the $50,000 Purchase Payment plus $2,000 ($50,000 x 4.0%).
In the event of a full or partial withdrawal, the Company will recapture all or part of any Credit Enhancement that has not yet vested. An amount equal to 1/7 of the Credit Enhancement will vest as of each Contract Date anniversary and the Credit Enhancement will be fully vested at the end of seven years from that date. The amount to be forfeited in the event of a withdrawal is equal to a percentage of the Credit Enhancement that has not yet vested. The percentage is determined for each withdrawal as of the date of the withdrawal by dividing:
1.	The amount of the withdrawal, including any applicable withdrawal charges, or premium taxes and any forfeited Credit Enhancements, less the free withdrawal amount, by
2.	Contract Value immediately prior to the withdrawal.
The Company will recapture Credit Enhancements on withdrawals only to the extent that total withdrawals in a Contract Year, including systematic withdrawals, exceed the free withdrawal amount. The Free Withdrawal amount is equal in the first Contract Year, to 10% of Purchase Payments, excluding any Credit Enhancements, made during the year and, for any subsequent Contract Year, to 10% of Contract Value as of the first Valuation Date of that Contract Year. In addition, the Company does not recapture Credit Enhancements on withdrawals made to pay the fees of your registered investment adviser, provided that your adviser has entered into a variable annuity adviser agreement with the Company.
The Company may recapture Credit Enhancements in the event of a full or partial withdrawal as discussed above. If you exercise your right to return the Contract during the Free-Look period, your Contract Value will be reduced by the value of any Credit Enhancements applied. See “Free-Look Right.” In the event of a withdrawal under the terms of the Waiver of Withdrawal Charge Rider, you will forfeit all or part of any Credit Enhancements applied during the 12 months preceding such a withdrawal. See “Waiver of Withdrawal Charge” in Appendix C – Riders Available for Purchase Only Prior to July 1, 2012. Death benefit proceeds may exclude all or part of any Credit Enhancements. See “Death Benefit” and the discussions of the death benefit riders in Appendix B and C.
Example of Credit Enhancement Vesting and Recapture upon Withdrawal in Excess of the Free Withdrawal Amount . Assume:
(i)	The Owner purchased the Contract with the 4.0% Extra Credit Rider.
(ii)	The initial Purchase Payment is $175,000.
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The amount of the Credit Enhancement added to the Contract Value would be $7,000 ($175,000 x 4.0%). Thus, the Contract Value at issue would be $182,000.
An amount equal to 1/7 of the Credit Enhancement vests each Contract Anniversary, and the Credit Enhancement is fully vested seven years from the date the Contract was issued. Assuming no withdrawals in excess of the free withdrawal amount are taken during the first seven Contract Years, the table below shows how the $7,000 Credit Enhancement vests each year:
Beginning of Contract Year	Vested Credit Enhancement	Unvested Credit Enhancement
1	$0.00	$7,000
2	$1,000	$6,000
3	$2,000	$5,000
4	$3,000	$4,000
5	$4,000	$3,000
6	$5,000	$2,000
7	$6,000	$1,000
8	$7,000	$0.00

Due to negative market performance, in Contract Year 3, the Contract Value is $100,000, and the free withdrawal amount is $10,000. The Owner requests a withdrawal of $20,000, $10,000 more than the free withdrawal amount. The Credit Enhancement recapture is calculated as follows:
( Withdrawal Amount - Free Withdrawal Amount)             x   Unvested Credit  =
(Contract Value Prior to Withdrawal - Unvested Credit Enhancement)         Enhancement
($20,000 - $10,000) x $5,000 = $526.32   ($100,000 - $5,000)
The Company expects to make a profit from the charge for this rider and funds payment of the Credit Enhancements through the rider charge and the vesting schedule. The Extra Credit Rider may make sense for you only if you expect your average annual return (net of expenses of the Contract and the Underlying Funds) to exceed the applicable amount set forth in the table below, and you do not expect to make Purchase Payments to the Contract after the first Contract Year. The returns below represent the amount that must be earned each year during the seven-year period beginning on the Contract Date to break even on the rider. The rate of return assumes that all Purchase Payments are made during the first Contract Year when the Credit Enhancement is applied to Purchase Payments. If Purchase Payments are made in subsequent Contract Years, the applicable rider charge will increase in correlation to Purchase Payments and no offsetting Credit Enhancement will be available. As a result, the rate of return required to break even would be higher.
If your actual returns are greater than the amounts set forth below and you make no Purchase Payments after the first Contract Year, you will profit from the purchase of the rider. If your actual returns are less, or if you make additional Purchase Payments that are not eligible for the Credit Enhancement, you will be worse off than if you had not purchased the rider. Please note that the returns below are net of Contract and Underlying Fund expenses so that you would need to earn the amount in the table plus the amount of applicable expenses to break even on the rider.
Interest Rate	Rate of Return (net of expenses)
3%*	-5.00%
4%	-1.50%
5%*	0.80%
*Effective February 1, 2010, the 3% and 5% Credit Enhancements are no longer available for election with the Extra Credit rider.

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The Internal Revenue Code generally requires that interests in a Qualified Contract be non-forfeitable , and it is unclear whether the Credit Enhancement feature is consistent with those requirements. Consult a tax advisor before purchasing this rider as part of a Qualified Contract.
Prior to May 1, 2010, on a non-discriminatory basis, the Company paid the additional Credit Enhancement in connection with a Contract purchased by customers of such broker-dealers who exchanged their current contract for this Contract and paid a withdrawal charge on the exchange. When such a customer purchased a Credit Enhancement of 5%, the Company added an additional Credit Enhancement to the customer’s initial Purchase Payment. The Company determined the amount of any additional Credit Enhancement by subtracting the 5% Credit Enhancement from the withdrawal charge amount assessed on the customer’s exchanged annuity contract. The Company required that it be notified when a purchase was made that qualified under this provision. There was no charge for this additional Credit Enhancement above the charge for the Extra Credit Rider at 5%. Any additional Credit Enhancement amount was subject to recapture in the event that the Owner exercised his or her right to return the Contract during the Free-Look period and was subject to a withdrawal charge.
Riders Available for Purchase Only Prior to February 1, 2010 or July 1, 2012 — A number of other riders previously offered with the Contract are no longer available for purchase. Please refer to Appendix B – Riders No Longer Available – Available For Purchase Only Prior To February 1, 2010 and Appendix C – Riders Available For Purchase Only Prior To July 1, 2012 for descriptions of these riders.
Purchase Payments — The minimum initial Purchase Payment for the purchase of a Contract is $1,000. Thereafter, you may choose the amount and frequency of Purchase Payments, except that the minimum subsequent Purchase Payment is $25. The minimum subsequent Purchase Payment if you elect an Automatic Investment Program is $25. The Company may reduce the minimum Purchase Payment requirement under certain circumstances. The Company will not accept without prior Company approval aggregate Purchase Payments in an amount that exceeds $1,000,000 under any variable annuity contract(s) issued by the Company for which you are an Owner and/or Joint Owner. The Company has the right to refuse any Purchase Payment.
The Company will apply the initial Purchase Payment not later than the end of the second Valuation Date after the Valuation Date it is received by the Company at its Administrative Office in good order. In this regard “good order” means that the Purchase Payment is preceded or accompanied by an application that contains sufficient information to establish an account and properly credit such Purchase Payment. The application form will be provided by the Company. If you submit your application and/or initial Purchase Payment to your registered representative, the Company will not begin processing the application and the initial Purchase Payment until the Company receives them from your representative’s broker-dealer.
Sometimes the Purchase Payment is not preceded by or accompanied by a complete application. The application includes your affirmative consent permitting the Company to hold your initial Purchase Payment beyond five Valuation Dates in its effort to complete your application. If your application is incomplete, and the Company is unable to resolve the problem within five Valuation Dates, the Company will notify you of the reasons for the delay. If you affirmatively revoke the consent given with your application to hold your initial Purchase Payment pending resolution of the problem, we will return your Purchase Payment. Otherwise, the Purchase Payment will be applied not later than the second Valuation Date after the Valuation Date the problem is resolved.
The Company will credit subsequent Purchase Payments as of the end of the Valuation Period in which they are received by the Company at its Administrative Office; however, subsequent Purchase Payments received at or after close of a Valuation Date (normally 3:00 p.m. Central time) will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Cut-Off Times.” In addition, any such Purchase Payment will not be processed until it is in good order. In this regard, “good order” means that the Purchase Payment is preceded or accompanied by sufficient information to properly credit such Purchase Payment. Purchase Payments after the initial Purchase Payment may be made at any time prior to the Annuity Start Date, so long as the Owner is living. Subsequent Purchase Payments under a Qualified Plan may be limited by the terms of the plan and provisions of the Internal Revenue Code. Subsequent Purchase Payments may be paid under an Automatic Investment Program. The initial Purchase Payment required must be paid before the Company will accept the Automatic Investment Program. If you submit a subsequent Purchase Payment to your registered representative, the Company will not begin processing the Purchase Payment until the Company receives it from your representative’s broker-dealer.
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If mandated under applicable law, the Company may be required to reject a Purchase Payment. The Company also may be required to provide additional information about an Owner’s account to government regulators. In addition, the Company may be required to block an Owner’s account and thereby refuse to pay any request for transfers, full or partial withdrawals (including systematic withdrawals), or death benefits until instructions are received from the appropriate regulator.
Allocation of Purchase Payments — In an application for a Contract, you select the Subaccounts or the Fixed Account to which Purchase Payments will be allocated. Purchase Payments will be allocated according to your instructions contained in the application or more recent instructions received, if any, except that no Purchase Payment allocation is permitted that would result in less than $25.00 per payment being allocated to any one Subaccount or the Fixed Account. The allocations must be a whole dollar amount or a whole percentage. Available allocation alternatives include the Subaccounts and the Fixed Account, provided that the Fixed Account is available under your Contract.
You may change the Purchase Payment allocation instructions by submitting a proper written request to the Company’s Administrative Office. A proper change in allocation instructions will be effective upon receipt by the Company at its Administrative Office and will continue in effect until you submit a change in instructions to the Company. You may make changes in your Purchase Payment allocation and changes to an existing Dollar Cost Averaging or Asset Reallocation Option (each, an “Automatic Allocation Program”) by telephone provided the proper form is completed, signed, and received at the Company’s Administrative Office. Changes in the allocation of future Purchase Payments have no effect on existing Contract Value. You may, however, transfer Contract Value among the Subaccounts and the Fixed Account in the manner described in “Transfers of Contract Value.”
Fund Liquidations. If your allocation instructions include a Subaccount that has become no longer available due to a fund liquidation, upon advance notice to you and unless you otherwise instruct us, we will allocate the applicable portion of any subsequent Purchase Payments to the Invesco V.I. Government Money Market Subaccount, and any automatic allocation instructions for scheduled transfers that include a Subaccount that is no longer available due to a fund liquidation will be terminated. If you wish to set up a new Dollar Cost Averaging Option or Asset Reallocation Option (without the Subaccount that is no longer available due to fund liquidation), you will need to submit a new form to us. If you request a transfer of Contract Value to a Subaccount that is no longer available due to a fund liquidation, we will consider your request to not be in good order, and we will not process it. In such cases, we will contact you for further instructions.
Closed Subaccounts. We reserve the right to close Subaccounts. If we close a Subaccount (a “Closed Subaccount”), you may be prevented from allocating Purchase Payments or Contract Value to that Subaccount.
In the event that we receive a request on or after the effective date to allocate to any of the Closed Subaccounts, we will handle those transactions as follows:
New Applications. If we receive an application for a Contract with an allocation to a Closed Subaccount, we will consider the application to be incomplete and we will attempt to contact the applicant to get revised instructions. The Company will hold the Purchase Payment in its General Account and may take up to five Valuation Dates to resolve the problem. If the Company is unable to resolve the problem within five Valuation Dates, the Company will notify the applicant of the reasons for the delay. If the applicant affirmatively revokes the consent given with their application to hold the initial Purchase Payment pending resolution of the problem, we will return the applicant’s Purchase Payment. Otherwise, the Purchase Payment will be applied not later than the second Valuation Date after the Valuation Date the problem is resolved.
Existing Contracts. Except as described immediately below , if we receive a Purchase Payment for an existing Contract with an allocation to a Closed Subaccount, we will allocate the applicable portion of the payment to the Invesco V.I. Government Money Market Subaccount. If you have automatic allocation instructions designating allocation to a Closed Subaccount pursuant to an Automatic Allocation Program as of the date that a Subaccount is closed, your automatic allocation instructions will be terminated as of the close of business on that date. If you wish to set up a new Dollar Cost Averaging Option or Asset Reallocation Option (without the Closed Subaccount), you will need to submit a new form to our Administrative Office. If you request a transfer of Contract Value to a Closed Subaccount, we will consider your request to not be in good order, and we will not process it. In such cases, we will contact you for further instructions.
Dollar Cost Averaging Option — For no additional charge, prior to the Annuity Start Date, you may dollar cost average your Contract Value by authorizing the Company to make periodic transfers of Contract Value from
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any one Subaccount to one or more of the other Subaccounts. Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities gets averaged over time and possibly over various market cycles. The option will result in the transfer of Contract Value from one Subaccount to one or more of the other Subaccounts. Amounts transferred under this option will be credited at the price of the Subaccount as of the end of the Valuation Dates on which the transfers are effected. Since the price of a Subaccount’s Accumulation Units will vary, the amounts transferred to a Subaccount will result in the crediting of a greater number of units when the price is low and a lesser number of units when the price is high. Similarly, the amounts transferred from a Subaccount will result in a debiting of a greater number of units when the price is low and a lesser number of units when the price is high. Dollar cost averaging does not guarantee profits, nor does it assure that you will not have losses.
A Dollar Cost Averaging form is available upon request. On the form, you must designate whether Contract Value is to be transferred on the basis of a specific dollar amount, a fixed period or earnings only, the Subaccount or Subaccounts to and from which the transfers will be made, the desired frequency of the transfers, which may be on a monthly, quarterly semiannual or annual basis, and the length of time during which the transfers shall continue or the total amount to be transferred over time. The minimum amount that may be transferred to any one Subaccount is $25.00. The Company does not require that transfers be continued over any minimum period of time, although typically dollar cost averaging would extend over a period of at least one year.
After the Company has received a Dollar Cost Averaging request in proper form at its Administrative Office, the Company will transfer Contract Value in the amounts you designate from the Subaccount from which transfers are to be made to the Subaccount or Subaccounts you have chosen. The Company will effect each transfer on the date you specify or if no date is specified, on the monthly, quarterly, semiannual or annual anniversary, whichever corresponds to the period selected, of the date of receipt at the Administrative Office of a Dollar Cost Averaging request in proper form. Transfers will be made until the total amount elected has been transferred, or until Contract Value in the Subaccount from which transfers are made has been depleted. Amounts periodically transferred under this option are not included in the 14 transfers per Contract Year that are allowed as discussed under “Transfers of Contract Value.”
You may make changes to the option by writing to the Company’s Administrative Office or by telephone provided the proper form is completed, signed, and received at the Company’s Administrative Office. You may instruct the Company at any time to terminate the option by written request to the Company’s Administrative Office. In that event, the Contract Value in the Subaccount from which transfers were being made that has not been transferred will remain in that Subaccount unless you instruct us otherwise. If you wish to continue transferring on a dollar cost averaging basis after the expiration of the applicable period, the total amount elected has been transferred, or the Subaccount has been depleted, or after the Dollar Cost Averaging Option has been canceled, a new Dollar Cost Averaging form must be completed and sent to the Administrative Office. The Company requires that you wait at least a month (or a quarter if transfers were made on a quarterly basis) before reinstating Dollar Cost Averaging after it has been terminated for any reason. The Company may discontinue, modify, or suspend the Dollar Cost Averaging Option at any time. The Company does not currently charge a fee for this option. If you elect the Dollar Cost Averaging Option, you also may elect the Asset Reallocation Option.
If the Fixed Account is available under your Contract, you may also dollar cost average Contract Value to or from the Fixed Account, subject to certain restrictions described under “Transfers and Withdrawals from the Fixed Account.”
Asset Reallocation Option — For no additional charge, prior to the Annuity Start Date, you may authorize the Company to automatically transfer Contract Value on a monthly, quarterly, semiannual or annual basis to maintain a particular percentage allocation among the Subaccounts. The Contract Value allocated to each Subaccount will grow or decline in value at different rates during the selected period, and Asset Reallocation automatically reallocates the Contract Value in the Subaccounts to the allocation you selected on a monthly, quarterly, semiannual or annual basis, as you select. Asset Reallocation is intended to transfer Contract Value from those Subaccounts that have increased in value to those Subaccounts that have declined in value. Over time, this method of investing may help you buy low and sell high. This investment method does not guarantee profits, nor does it assure that you will not have losses.
To elect this option an Asset Reallocation request in proper form must be received by the Company at its Administrative Office. An Asset Reallocation form is available upon request. On the form, you must indicate the
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applicable Subaccounts, the applicable time period and the percentage of Contract Value to be allocated to each Subaccount.
Upon receipt of the Asset Reallocation form, the Company will effect a transfer , or, in the case of a new Contract, will allocate the initial Purchase Payment among the Subaccounts based upon the percentages that you selected. Thereafter, the Company will transfer Contract Value to maintain that allocation on each monthly, quarterly, semiannual or annual anniversary, as applicable, of the date of the Company’s receipt of the Asset Reallocation request in proper form. The amounts transferred will be credited at the price of the Subaccount as of the end of the Valuation Date on which the transfer is effected. Amounts periodically transferred under this option are not included in the 14 transfers per Contract Year that are allowed as discussed under “Transfers of Contract Value.”
You may make changes to the option by writing to the Company’s Administrative Office or by telephone provided the proper form is completed, signed, and received at the Company’s Administrative Office. You may instruct the Company at any time to terminate this option by written request to the Company’s Administrative Office. In that event, the Contract Value in the Subaccounts that has not been transferred will remain in those Subaccounts regardless of the percentage allocation unless you instruct us otherwise. If you wish to continue Asset Reallocation after it has been canceled, a new Asset Reallocation form must be completed and sent to the Company’s Administrative Office. The Company may discontinue, modify, or suspend, and reserves the right to charge a fee for the Asset Reallocation Option at any time. The Company does not currently charge a fee for this option. If you elect the Asset Reallocation Option, you also may elect the Dollar Cost Averaging Option.
Contract Value allocated to the Fixed Account may be included in the Asset Reallocation Option, subject to certain restrictions described in “Transfers and Withdrawals from the Fixed Account.”
Transfers of Contract Value — You may transfer Contract Value among the Subaccounts upon proper written request to the Company’s Administrative Office both before and after the Annuity Start Date. You may make transfers (other than transfers pursuant to the Dollar Cost Averaging and Asset Reallocation Options) by telephone if the Electronic Transfer Privilege section of the application or the proper form has been completed, signed and received at the Company’s Administrative Office. The minimum transfer amount is $25, or the amount remaining in a given Subaccount. The minimum transfer amount does not apply to transfers under the Dollar Cost Averaging or Asset Reallocation Options.
The Company generally effects transfers between or from Subaccounts at their respective Accumulation Unit values as of the close of the Valuation Period during which the transfer request is received; however, transfer requests received at or after the close of a Valuation Date (normally 3:00 p.m. Central time) will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Cut-Off Times.” In addition, a transfer request will not be processed until it is in good order. In this regard, “good order” means that the transfer request is preceded or accompanied by sufficient information to properly execute the transfer.
You may also transfer Contract Value to the Fixed Account provided that the Fixed Account is available under your Contract. Transfers from the Fixed Account to the Subaccounts are restricted as described in “The Fixed Account.”
The Company reserves the right to limit the number of transfers to 14 in a Contract Year, although the Company does not limit the frequency of transfers with regard to the Invesco V.I. Government Money Market Subaccount. In addition, transfers are subject to the frequent trading restrictions described below. The Company will limit your transfers if we determine that you are engaging in a pattern of transfers that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners and Participants with Contract Value allocated to the applicable Subaccount(s), and we believe that suspension of your electronic transfer privileges, as discussed below, does not adequately address your transfer activity. The Company does not assess a transfer fee on transfers.
Frequent Transfer Restrictions. The Contract is not designed for organizations or individuals engaging in a market timing strategy, or making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of an Underlying Fund. These kinds of strategies and transfer activities may disrupt portfolio management of the Underlying Funds in which the Subaccounts invest (such as requiring an Underlying Fund to maintain a high level of cash or causing an Underlying Fund to liquidate investments prematurely to pay withdrawals), hurt Underlying Fund performance, and drive Underlying Fund expenses (such as brokerage and administrative expenses) higher , which are reflected in underlying Fund performance. In addition, because other insurance companies and/or retirement plans may invest in the Underlying Funds, the risk exists that the Underlying Funds may suffer harm from
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programmed, frequent, or large transfers among subaccounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants. These risks and costs are borne by all shareholders of an affected Underlying Fund, Owners and Participants with Contract Value allocated to the corresponding Subaccount (as well as their Designated Beneficiaries and Annuitants) and long-term investors who do not generate these costs.
The Company has in place policies and procedures designed to restrict transfers if we determine that you are engaging in a pattern of transfers that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners and Participants with Contract Value allocated to the applicable Subaccount (regardless of the number of previous transfers the Owner or Participant has made during the Contract Year). In making this determination, we monitor transfers among the Subaccounts and the Fixed Account and consider, among other things, the following factors:
•	the total dollar amount being transferred;
•	the number of transfers you made within a period of time;
•	transfers to and from (or from and to) the same Subaccount;
•	whether your transfers appear to follow a pattern designed to take advantage of short-term market fluctuations; and
•	whether your transfers appear to be part of a group of transfers made by a third party on behalf of the individual Owners in the group.
There is a risk that some Owners may engage in transfer activity in a manner that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners and Participants, which may have a negative impact on such other Owners and Participants. If the Company determines that your transfer patterns among the Subaccounts and the Fixed Account are disruptive to the Underlying Funds or potentially disadvantageous to Owners and Participants, the Company may send you a letter notifying you that it is prohibiting you from making telephone transfers or other electronic transfers and instead requiring that you submit transfer requests in writing via regular U.S. mail for a disclosed period that begins on the date of the letter.
In addition, if you make a transfer from any of the Subaccounts listed below, then you may not make a transfer to that same Subaccount for a period of calendar days equal to the amount listed in the table below in the column titled “Transfer Block Restriction.” The Transfer Block Restriction applies only on Subaccount transfer amounts greater than $5,000 with the exception of the T. Rowe Price Subaccounts, which have no dollar threshold. The calendar day after the date of the transfer out of the particular Subaccount is considered day 1 for the purpose of computing the period before a transfer to the same Subaccount may be made. For example, if you transfer money out of the Guggenheim SMid Cap Value Subaccount on April 16, the 30 day restriction begins on April 17, and ended on May 16, which means you could transfer back into the Guggenheim SMid Cap Value Subaccount on May 17. This restriction does not apply to transfers made pursuant to the Dollar Cost Averaging and Asset Reallocation Options.
Subaccount	Transfer Block Restriction (# of Calendar Days)
American Century Diversified Bond, American Century Equity Income, American Century Heritage, American Century International Bond, American Century International Growth, American Century Select, American Century Strategic Allocation: Aggressive, American Century Strategic Allocation: Conservative, American Century Strategic Allocation: Moderate, American Century Ultra®
30 days
AMG Managers River Road Mid Cap Value	30 days
Baron Asset	90 days
BlackRock® Advantage Small Cap Growth, BlackRock® Equity Dividend, BlackRock® Global Allocation, BlackRock® International Dividend	30 days

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Subaccount	Transfer Block Restriction (# of Calendar Days)
BNY Mellon Appreciation, BNY Mellon Dynamic Value, BNY Mellon Opportunistic Midcap Value	60 days
Calamos® Growth and Income, Calamos® High Income Opportunities	30 days
Federated Hermes Corporate Bond	30 days
Fidelity® Advisor Dividend Growth, Fidelity® Advisor Leveraged Company Stock, Fidelity® Advisor New Insights, Fidelity® Advisor Real Estate, Fidelity® Advisor Stock Selector Mid Cap[1], Fidelity® Advisor Value Strategies
60 days
Goldman Sachs Emerging Markets Equity, Goldman Sachs Government Income	30 days
Guggenheim Alpha Opportunity, Guggenheim Floating Rate Strategies, Guggenheim High Yield, Guggenheim Large Cap Value, Guggenheim Long Short Equity, Guggenheim Macro Opportunities, Guggenheim Managed Futures Strategy, Guggenheim Multi‑Hedge Strategies, Guggenheim Small Cap Value, Guggenheim SMid Cap Value Guggenheim StylePlus Large Core, Guggenheim StylePlus Mid Growth, Guggenheim Total Return Bond, Guggenheim Core Bond, Guggenheim World Equity Income
30 days
Invesco American Franchise, Invesco Comstock, Invesco Energy, Invesco Equity and Income, Invesco Developing Markets, Invesco Discovery, Invesco Discovery Mid Cap Growth, Invesco Global, Invesco Gold & Special Minerals, Invesco Main Street Mid Cap, Invesco Technology, Invesco Value Opportunities
30 days
Invesco V.I. Government Money Market	Unlimited
Ivy Asset Strategy	60 days
Janus Henderson Mid Cap Value, Janus Henderson Overseas	30 days
Janus Henderson U.S. Managed Volatility	90 days
Neuberger Berman Large Cap Value, Neuberger Berman Sustainable Equity	30 days
Northern Global Tactical Asset Allocation, Northern Large Cap Value	60 days
PGIM Jennison 20/20 Focus, PGIM Jennison Mid-Cap Growth, PGIM Jennison Natural Resources, PGIM Jennison Small Company[2]	30 days
PIMCO All Asset, PIMCO CommodityRealReturn Strategy, PIMCO Emerging Markets Bond, PIMCO International Bond (U.S. Dollar-Hedged), PIMCO Low Duration, PIMCO Real Return, PIMCO StocksPLUS® Small Fund, PIMCO Total Return
30 days
Pioneer Strategic Income	30 days
Royce Opportunity, Royce Small-Cap Value	30 days
T. Rowe Price Capital Appreciation, T. Rowe Price Growth Stock, T. Rowe Price Retirement 2010, T. Rowe Price Retirement 2015, T. Rowe Price Retirement 2020, T. Rowe Price Retirement 2025, T. Rowe Price Retirement 2030, T. Rowe Price Retirement 2035, T. Rowe Price Retirement 2040, T. Rowe Price Retirement 2045, T. Rowe Price Retirement 2050, T. Rowe Price Retirement 2055, T. Rowe Price Retirement Balanced
30 days
Victory RS Science and Technology, Victory RS Value	30 days
Virtus Ceredex Mid Cap Value Equity	30 days

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Subaccount	Transfer Block Restriction (# of Calendar Days)
Wells Fargo Growth, Wells Fargo Large Cap Core, Wells Fargo Opportunity, Wells Fargo Small Company Value	30 days
1 You may transfer Contract Value to the Fidelity® Advisor Stock Selector Mid Cap Subaccount only if you purchased your Contract prior to July 31, 2004.
2 You may transfer Contract Value to the PGIM Jennison Small Company Subaccount only if you purchased your Contract prior to November 23, 2007.

In addition to the Company’s own frequent transfer procedures, the Underlying Funds may have adopted their own policies and procedures with respect to frequent transfer of their respective shares, and the Company reserves the right to enforce these policies and procedures. The prospectuses for the Underlying Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures the Company has adopted. In particular, some of the Underlying Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from the Company if, in the judgment of the Underlying Fund’s manager, the Underlying Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected.
 You should be aware that the Company currently may not have the contractual obligation or the operational capacity to apply the Underlying Funds’ frequent transfer policies and procedures. However, under SEC rules, the Company is required to: (1) enter into a written agreement with each Underlying Fund or its principal underwriter that obligates the Company to provide to the Underlying Fund promptly upon request certain information about the trading activity of individual Owners, and (2) execute instructions from the Underlying Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the frequent transfer policies established by the Underlying Fund.
Managers of the Underlying Funds may contact the Company if they believe or suspect that there is market timing or other potentially harmful trading, and, if so, the Company will take appropriate action to protect others. In particular, the Company may, and the Company reserves the right to, reverse a potentially harmful transfer. If the Company reverses a potentially harmful transfer, it will effect such reversal not later than the close of business on the second Valuation Date following the Valuation Date in which the original transfer was effected, and the Company will inform the Owner in writing at his or her address of record.
To the extent permitted by applicable law, the Company also reserves the right to reject a transfer request at any time that the Company is unable to purchase or redeem shares of any of the Underlying Funds because of any refusal or restriction on purchases or redemptions of their shares as a result of the Underlying Fund’s policies and procedures on market timing activities or other potentially abusive transfers. The Company also reserves the right to implement, administer, and collect redemption fees imposed by one or more of the Underlying Funds in the future. You should read the prospectuses of the Underlying Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.
In its sole discretion, the Company may revise its market timing procedures at any time without prior notice as the Company deems necessary or appropriate to better detect and deter programmed, frequent, or large transfers that may adversely affect other Owners, Participants, or Underlying Fund shareholders, to comply with state or federal regulatory requirements, or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Company may change its parameters to monitor for factors other than transfer block restrictions. For purposes of applying the parameters used to detect potential market timing and other potentially harmful activity, the Company may aggregate transfers made in two or more Contracts that it believes are connected (for example, two Contracts with the same Owner, or owned by spouses, or owned by different partnerships or corporations that are under common control, etc.).
The Company does not include transfers made pursuant to Dollar Cost Averaging and Asset Reallocation Options in these limitations. The Company may vary its market timing procedures from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others. The Company may not always apply these detection methods to Subaccounts investing in Underlying Funds that, in its judgment, would not be particularly attractive to market timers or otherwise susceptible to harm by frequent transfers.
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Contract owners seeking to engage in programmed, frequent, or large transfer activity may deploy a variety of strategies to avoid detection. The Company’s ability to detect and deter such transfer activity is limited by operational systems and technological limitations. Furthermore, the identification of Owners determined to be engaged in transfer activity that may adversely affect other Owners, Participants, or Underlying Fund shareholders involves judgments that are inherently subjective. Accordingly, despite its best efforts, the Company cannot guarantee that its market timing procedures will detect every potential market timer, but the Company applies its market timing procedures consistently to all Owners without special arrangement, waiver, or exception, aside from allocations to the Invesco V.I. Government Money Market Subaccount, which does not limit or restrict transfers. Because other insurance companies and/or retirement plans may invest in the Underlying Funds, the Company cannot guarantee that the Underlying Funds will not suffer harm from programmed, frequent, or large transfers among subaccounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.
The Company does not limit or restrict transfers to or from the Invesco V.I. Government Money Market Subaccount. As stated above, market timing and frequent transfer activities may disrupt portfolio management of the Underlying Funds, hurt Underlying Fund performance, and drive Underlying Fund expenses higher , which are reflected in Underlying Fund performance .
The company does not reserve the unfettered right to prohibit transfers, so it cannot guarantee that it can restrict or deter all harmful transfer activity . Owners bear the risks associated with such activity, including potential disruption of portfolio management of the Underlying Funds and potentially lower Underlying Fund performance and higher Underlying Fund expenses. In addition, there is a risk that the Company will not detect harmful transfer activity on the part of some Owners and, as a result, the Company will inadvertently treat those Owners differently than Owners it does not permit to engage in harmful transfer activity. Moreover, due to the Company’s operational and technological limitations, as well as possible variations in the market timing policies of other insurance companies and/or retirement plans that may also invest in the Underlying Funds, some Owners may be treated differently than others. Consequently, there is a risk that some Owners may be able to engage in market timing while others suffer the adverse effects of such trading activities.
Contract Value — The Contract Value is the sum of the amounts under the Contract held in each Subaccount and the Fixed Account as well as any amount set aside in the Loan Account to secure loans as of any Valuation Date.
On each Valuation Date, the amount of Contract Value allocated to any particular Subaccount will be adjusted to reflect the investment experience of that Subaccount. See “Determination of Contract Value.” Contract Value allocated to the Subaccounts is not guaranteed by the Company. You bear the entire investment risk relating to the investment performance of Contract Value allocated to the Subaccounts.
Determination of Contract Value — Your Contract Value will vary depending upon several factors, including
•	Investment performance of the Subaccounts to which you have allocated Contract Value,
•	Interest credited to the Fixed Account,
•	Payment of Purchase Payments,
•	The amount of any outstanding Contract Debt,
•	Full and partial withdrawals (including systematic withdrawals and withdrawals to pay advisory fees ), and
•	Charges assessed in connection with the Contract, including charges for any optional riders selected.
The amounts allocated to the Subaccounts will be invested in shares of the corresponding Underlying Funds. The investment performance of a Subaccount will reflect increases or decreases in the net asset value per share of the corresponding Underlying Fund and any dividends or distributions declared by the Underlying Fund. Any dividends or distributions from any Underlying Fund will be automatically reinvested in shares of the same Underlying Fund, unless the Company, on behalf of the Separate Account, elects otherwise.
Assets in the Subaccounts are divided into Accumulation Units, which are accounting units of measure used to calculate the value of an Owner’s interest in a Subaccount. When you allocate Purchase Payments to a Subaccount, your Contract is credited with Accumulation Units. The number of Accumulation Units to be credited is determined by dividing the dollar amount, including any Credit Enhancements, Bonus Amounts, and Additional Amounts allocated to the particular Subaccount by the price for the Subaccount’s Accumulation Units as of the end of the Valuation Period in which the Purchase Payment is credited.
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In addition, other transactions such as loans, full or partial withdrawals (including systematic withdrawals and withdrawals to pay advisory fees ), transfers, and assessment of certain charges against the Contract affect the number of Accumulation Units attributable to a Contract. The number of units credited or debited in connection with any such transaction is determined by dividing the dollar amount of such transaction by the price of the Accumulation Unit of the affected Subaccount next determined after receipt of the transaction request (subject to any applicable requirements that the transactions be in good order, as described herein). The price of each Subaccount is determined on each Valuation Date as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 3:00 p.m. Central time. Transactions received at or after that time on any Valuation Date will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Cut-Off Times.” The price of each Subaccount may be determined earlier if trading on the NYSE is restricted or as permitted by the SEC.
The number of Accumulation Units credited to a Contract shall not be changed by any subsequent change in the value of an Accumulation Unit, but the dollar value of an Accumulation Unit may vary from Valuation Date to Valuation Date depending upon the investment experience of the Subaccount and charges against the Subaccount.
The price of each Subaccount’s units initially was $10. The price of a Subaccount on any Valuation Date takes into account the following: (1) the investment performance of the Subaccount, which is based upon the investment performance of the corresponding Underlying Fund, (2) any dividends or distributions paid by the corresponding Underlying Fund, (3) the charges, if any, that may be assessed by the Company for taxes attributable to the operation of the Subaccount, (4) the minimum mortality and expense risk charge under the Contract of 0.75%, (5) the administration charge under the Contract of 0.15%, and (6) the deduction of the Underlying Fund’s fees and expenses..
The minimum mortality and expense risk charge of 0.75% and the administration charge of 0.15% are factored into the Accumulation Unit value or “price” of each Subaccount on each Valuation Date. The Company deducts any mortality and expense risk charge above the minimum charge, the charge for Certain Waivers of the Withdrawal Charge (if applicable), and the charge for any optional riders (other than the Bonus Match Rider) (the “Excess Charge”) on a monthly basis. Each Subaccount declares a monthly subaccount adjustment and the Company deducts the Excess Charge from this monthly subaccount adjustment upon its reinvestment in the Subaccount. The Excess Charge is a percentage of your Contract Value allocated to the Subaccount as of the reinvestment date. The monthly subaccount adjustment is paid only for the purpose of collecting the Excess Charge. Assuming that you owe a charge above the minimum mortality and expense risk charge and the administration charge, your Contract Value will be reduced in the amount of your Excess Charge upon reinvestment of the Subaccount’s monthly subaccount adjustment. The Company deducts the Excess Charge only upon reinvestment of the monthly subaccount adjustment and does not assess an Excess Charge upon a full or partial withdrawal from the Contract. The Company reserves the right to compute and deduct the Excess Charge from each Subaccount on each Valuation Date. See the Statement of Additional Information for a more detailed discussion of how the Excess Charge is deducted.
Cut-Off Times — Any financial transactions involving your Contract, including those submitted by telephone, must be received by us before any announced closing of regular trading on the NYSE (the “cut-off time”) to be processed on the current Valuation Date. The NYSE normally closes at 3:00 p.m. Central time, so financial transactions normally must be received prior to that time. Financial transactions received at or after the applicable cut-off time will be processed on the following Valuation Date. Financial transactions include loans, transfers, full and partial withdrawals (including systematic withdrawals), death benefit payments, and Purchase Payments.
Full and Partial Withdrawals — An Owner may make a partial withdrawal of Contract Value, or surrender the Contract for its Withdrawal Value. A full or partial withdrawal, including a systematic withdrawal, may be taken from Contract Value at any time while the Owner is living and before the Annuity Start Date, subject to limitations under the applicable plan for Qualified Plans and applicable law. Withdrawals (other than systematic withdrawals) after the Annuity Start Date are permitted only under Annuity Options 5, 6 and 7 (unless the Owner has elected fixed annuity payments under Option 7). See “Annuity Period” for a discussion of withdrawals after the Annuity Start Date. A full or partial withdrawal request generally will be effective as of the end of the Valuation Period that it is received by the Company at the Administrative Office; however, if the request is received on a Valuation Date at or after the cut-off time, the withdrawal will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Cut-Off Times.” In addition, a withdrawal will not be processed until it is in good order. In this regard, “good order”
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means that the withdrawal request is accompanied by a properly completed Withdrawal Request form (including the Owner’s signature and the written consent of any effective assignee or irrevocable beneficiary, if applicable).
The proceeds received upon a full withdrawal will be the Contract’s Withdrawal Value. The Withdrawal Value is equal to the Contract Value as of the end of the Valuation Period during which the withdrawal is processed, less any outstanding Contract Debt, any applicable withdrawal charges (if the withdrawal is made from Purchase Payments, Bonus Amounts, and/or Additional Amounts that have been held in the Contract for less than seven years), any pro rata account administration charge and any uncollected premium taxes to reimburse the Company for any tax on premiums on a Contract that may be imposed by various states and municipalities. See “Contingent Deferred Sales Charge,” “Account Administration Charge,” and “Premium Tax Charge.” If the Extra Credit Rider is in effect, Contract Value will also be reduced by any Credit Enhancements that have not yet vested. See the discussion of vesting of Credit Enhancements under “Extra Credit.” The Withdrawal Value during the Annuity Period under Option 7 is the present value of future annuity payments commuted at the assumed interest rate, less any applicable withdrawal charges and any uncollected premium taxes.
The Company requires the signature of the Owner on any request for withdrawal. The Company also requires a guarantee of such signature to effect the transfer or exchange of all of the Contract, or any part of the Contract in excess of $25,000, for another investment. The signature guarantee must be provided by an eligible guarantor, such as a bank, broker, credit union, national securities exchange or savings association. Notarization is not an acceptable form of signature guarantee. The Company further requires that any request to transfer or exchange all or part of the Contract for another investment be made upon a transfer form provided by the Company which is available upon request.
A partial withdrawal may be requested for a specified percentage or dollar amount of Contract Value. Each partial withdrawal must be at least $500 except systematic withdrawals discussed below. A request for a partial withdrawal (including systematic withdrawals) will result in a payment by the Company of the amount specified in the partial withdrawal request, less any applicable withdrawal charge, any premium tax charge and a percentage of any Credit Enhancements that have not yet vested. Any withdrawal charges on partial withdrawals (including systematic withdrawals) from Purchase Payments, Bonus Amounts, and/or Additional Amounts that have been held in the Contract for less than seven years will be deducted from the requested payment amount as will any premium tax charge and a percentage of any Credit Enhancements that have not yet vested. Alternatively, you may request that any withdrawal charge, any premium tax charge and a percentage of any unvested Credit Enhancements be deducted from your remaining Contract Value, provided there is sufficient Contract Value available. Upon payment, your Contract Value will be reduced by an amount equal to the payment, or if you requested that any withdrawal charges be deducted from your remaining Contract Value, your Contract Value also will be reduced by the amount of any such withdrawal charge, or premium tax charge and a percentage of any Credit Enhancements that have not yet vested. See “Premium Tax Charge” and “Extra Credit.” No partial withdrawal will be processed which would result in the withdrawal of Contract Value from the Loan Account.
If a partial withdrawal (other than a systematic withdrawal or a withdrawal made to pay the fees of your investment advisor ) is requested after the first Contract Year that would leave the Withdrawal Value in the Contract less than $2,000, the Company reserves the right to terminate the Contract and pay the Contract Value in one sum to the Owner. However, the Company will first notify the Owner that the Contract is subject to termination, and will only terminate the Contract if, after 90 days following the date of the notice, the Owner has not made any Purchase Payments to increase the Withdrawal Value to $2,000. No partial withdrawal will be processed which would result in the withdrawal of Contract Value from the Loan Account.
The Company will deduct the amount of a partial withdrawal from the Contract Value in the Subaccounts and the Fixed Account, according to the Owner’s instructions to the Company. If you do not specify the allocation, the Company will deduct the withdrawal in the same proportion that Contract Value is allocated among the Subaccounts and the Fixed Account.
A full or partial withdrawal, including a systematic withdrawal, may result in receipt of taxable income to the Owner and, if made prior to the Owner attaining age 59½, may be subject to a 10% penalty tax. In the case of Contracts issued in connection with retirement plans that meet the requirements of Section 403(b) of the Internal Revenue Code, reference should be made to the terms of the particular Qualified Plan for any limitations or restrictions on withdrawals. If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. For more information, see “Restrictions on Withdrawals from
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Qualified Plans” and “Restrictions under the Texas Optional Retirement Program.” The tax consequences of a withdrawal under the Contract should be carefully considered. See “Federal Tax Matters.”
Withdrawals to Pay Advisory Fees  — The deduction of advisory fees from your Contract Value is treated as a withdrawal under the Contract. No surrender charges will be assessed on a withdrawal to pay advisory fees and the deduction of advisory fees will not count toward the annual free withdrawal amount. Deductions from your Contract Value to pay advisory fees will reduce death benefits and any guaranteed benefit values, perhaps significantly. Subject to certain conditions, such deductions will not reduce the Guaranteed Lifetime Withdrawal Benefit Rider values. See Appendix B – Riders No Longer Available – Available for Purchase Only Prior to February 1, 2010 and “Charges and Deductions – Deduction of Advisory Fees.” However, such deductions will still result in a reduction in your Contract Value, which could reduce death benefits and reduce the potential for increases in any guaranteed benefits under the Guaranteed Lifetime Withdrawal Benefit Rider. See "The Contract – Optional Riders."
Withdrawals to pay advisory fees may still be treated as withdrawals for tax purposes by the Company and/or the IRS. For Non-Qualified Contracts, all or a portion of the charges deducted from your Contract Value to pay advisory fees to a financial intermediary may be subject to federal and state income taxes and a 10% federal penalty tax. A tax-free partial exchange may become taxable if an advisory fee is paid from your Contract Value within 180 days of the partial exchange. Consult your tax adviser for advice concerning tax-free partial exchanges and the impact of deducting advisory fees from your Contract Value.
Systematic Withdrawals — For no additional charge, the Company currently offers a feature under which you may select systematic withdrawals. Under this feature, an Owner may elect to receive systematic withdrawals while the Owner is living and before the Annuity Start Date by sending a properly completed Scheduled Systematic Withdrawal form to the Company at its Administrative Office. This option may be elected at any time. An Owner may designate the systematic withdrawal amount as a percentage of Contract Value allocated to the Subaccounts and/or Fixed Account, as a fixed period, as level payments, as a specified dollar amount, as all earnings in the Contract, or based upon the life expectancy of the Owner or the Owner and a Beneficiary. An Owner also may designate the desired frequency of the systematic withdrawals, which may be monthly, quarterly, semiannual or annual. The Owner may stop or modify systematic withdrawals upon proper written request received by the Company at its Administrative Office at least 30 days in advance of the requested date of termination or modification. A proper request must include the written consent of any effective assignee or irrevocable beneficiary, if applicable.
Each systematic withdrawal must be at least $100. Upon payment, your Contract Value will be reduced by an amount equal to the payment proceeds plus any applicable withdrawal charge and premium tax. Contract Value will also be reduced by a percentage of any Credit Enhancements that have not yet vested. See “Extra Credit.”
If an Owner is enrolled in the Dollar Cost Averaging or Asset Reallocation Options, the Owner may not elect to receive systematic withdrawals from any Subaccount that is part of the Dollar Cost Averaging or Asset Reallocation Options.
In no event will the amount of a systematic withdrawal exceed the Contract Value less any applicable withdrawal charges, any uncollected premium taxes, any pro rata account administration charge, and any reduction for Credit Enhancements that have not yet vested (the “Withdrawal Value”). The Contract will automatically terminate if a systematic withdrawal causes the Contract’s Withdrawal Value to equal $0.
The Company will effect each systematic withdrawal as of the end of the Valuation Period during which the withdrawal is scheduled. The deduction caused by the systematic withdrawal, including any applicable withdrawal charge, will be allocated to your Contract Value in the Subaccounts and the Fixed Account, as you have directed. If you do not specify the allocation, the Company will deduct the systematic withdrawal in the same proportion that Contract Value is allocated among the Subaccounts and the Fixed Account.
The Company may, at any time, discontinue, modify, suspend or charge a fee for systematic withdrawals. You should consider carefully the tax consequences of a systematic withdrawal, including the 10% penalty tax which may be imposed on withdrawals made prior to the Owner attaining age 59½. See “Restrictions on Withdrawals from Qualified Plans,” “Restrictions under the Texas Optional Retirement Program,” and “Federal Tax Matters.”
Free-Look Right — You may return a Contract within the Free-Look Period, which is generally a ten-day period beginning when you receive the Contract. Purchase Payments received during the Free-Look period will be allocated according to your instructions contained in the application or more recent instructions, if any. If you return your
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Contract during the Free-Look Period, the Company will then deem void the returned Contract and will refund to you as of the Valuation Date on which the Company receives your Contract Purchase Payments allocated to the Fixed Account (not including any Credit Enhancements if the Extra Credit Rider was in effect). The Company will also refund any Contract Value allocated to the Subaccounts based upon the value of Accumulation Units next determined after we receive your Contract, plus any charges deducted from such Contract Value, less any such Contract Value attributable to Credit Enhancements and/or Bonus Amounts. Because the Company will deduct the current value of any Credit Enhancements and/or Bonus Amounts from the amount of Contract Value refunded to you, the Company will bear the investment risk associated with Credit Enhancements and Bonus Amounts during the Free-Look Period.
Some states’ laws require us to refund your Purchase Payments. If your Contract is delivered in one of those states and you return your Contract during the Free-Look Period, the Company will refund the greater of: (1) Purchase Payments (not including any Credit Enhancement or Bonus Credits); or (2) Contract Value, plus any charges deducted from such Contract Value, less the Contract Value attributable to any Credit Enhancements and/or Bonus Credits.
Death Benefit — You should consider the following provisions carefully when choosing the Designated Beneficiary, Annuitant, and any Joint Annuitant, as well as before changing any of these parties. Naming different persons as Owner(s), Annuitant(s) and Designated Beneficiary(ies) can have important impacts on whether the death benefit is paid, and on who would receive it.
If any Owner dies prior to the Annuity Start Date while this Contract is in force, the Company will calculate the death benefit proceeds payable to the Designated Beneficiary as of the Valuation Date the Company receives due proof of the Owner’s death and instructions regarding payment to the Designated Beneficiary.
If the surviving spouse of the deceased Owner is the sole Designated Beneficiary, such spouse may elect to continue the Contract in force, subject to certain limitations. See “Distribution Requirements.” If any Owner is not a natural person, the death benefit proceeds will be calculated as of the date the Company receives due proof of death of the Annuitant prior to the Annuity Start Date and instructions regarding payment. If the death of any Owner occurs on or after the Annuity Start Date, any applicable death benefit will terminate at the Annuity Start Date without value . See “Annuity Options.”
The death benefit proceeds will be the death benefit reduced by any outstanding Contract Debt, any pro rata account administration charge and any uncollected premium tax. If the age of each Owner was 80 or younger on the Contract Date and an Owner dies prior to the Annuity Start Date while this Contract is in force, the amount of the death benefit will be the greater of:
1.
The sum of all Purchase Payments (not including any Credit Enhancements, Bonus Amounts and/or Additional Amounts if the Extra Credit Rider and/or Bonus Match Rider were in effect), less any reductions caused by previous withdrawals, including withdrawal charges, or

2.
The Contract Value on the Valuation Date due proof of death and instructions regarding payment are received by the Company (less any Credit Enhancements applied during the 12 months prior to the date of the Owner’s death).

If any Owner was age 81 or older on the Contract Date, the death benefit will be as set forth in item 2 above.
Example of the Standard Death Benefit . Assume:
(i)	The initial Purchase Payment is $100,000
(ii)	The Owner takes one withdrawal of $10,000 over the life of the Contract
(iii)	At the time of the Owner’s death, the Contract Value is $89,000
(ii)	There is no outstanding Contract Debt and no unvested Credit Enhancements at the time of the Owner’s death
If the Owner was 80 years old or younger on the Contract Date, the standard death benefit is the greater of the Contract Value or total Purchase Payments less any withdrawals (including withdrawal charges).  The Contract Value is $89,000, and the amount of total Purchase Payments less withdrawals and withdrawal charges is $90,000.  Thus, the death benefit is $90,000.
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If the Owner was 81 years or older on the Contract Date, the standard death benefit is the Contract Value, which is $89,000.
Example of the Impact of Advisory Fee Withdrawals on Contract Value and the Standard Death Benefit over Time . Assume:
(i)	The initial Purchase Payment is $100,000 and no additional Purchase Payments are added to the Contract.
(ii)	The Contract Value grows at an annual rate of 3%.
(iii)	An advisory fee withdrawal of $1,000 is taken each Contract Year at the end of the Contract Year.
Beginning of Contract Year	Contract Value Prior to Advisory Fee Withdrawal	Advisory Fee Withdrawal	Contract Value After Advisory Fee Withdrawal	Death Benefit After Advisory Fee Withdrawal
1	$100,000.00	$1,000.00	$102,000.00	$102,000.00
2	$102,000.00	$1,000.00	$104,060.00	$104,060.00
3	$104,060.00	$1,000.00	$106,181.80	$106,181.80
4	$106,181.80	$1,000.00	$108,367.25	$108,367.25
5	$108,367.25	$1,000.00	$110,618.27	$110,618.27
6	$110,618.27	$1,000.00	$112,936.82	$112,936.82
7	$112,936.82	$1,000.00	$115,324.92	$115,324.92
8	$115,324.92	$1,000.00	$117,784.67	$117,784.67
9	$117,784.67	$1,000.00	$120,318.21	$120,318.21
10	$120,318.21	$1,000.00	$122,927.76	$122,927.76
11	$122,927.76	$1,000.00	$125,615.59	$125,615.59
12	$125,615.59	$1,000.00	$128,384.06	$128,384.06
13	$128,384.06	$1,000.00	$131,235.58	$131,235.58
14	$131,235.58	$1,000.00	$134,172.65	$134,172.65
15	$134,172.65	$1,000.00	$137,197.83	$137,197.83
16	$137,197.83	$1,000.00	$140,313.76	$140,313.76
17	$140,313.76	$1,000.00	$143,523.18	$143,523.18
18	$143,523.18	$1,000.00	$146,828.87	$146,828.87
19	$146,828.87	$1,000.00	$150,233.74	$150,233.74
20	$150,233.74	$1,000.00	$153,740.75	$153,740.75
21	$153,740.75	$1,000.00	$157,352.97	$157,352.97

As the table above demonstrates, withdrawals to pay advisory fees taken over time will decrease the Contract Value. If the death benefit is equal to the Contract Value, such death benefit will also decrease as a result of withdrawals to pay advisory fees.
If you purchased one of the optional riders that provide an enhanced death benefit, your death benefit will be determined in accordance with the terms of the rider. See the discussion of the Guaranteed Growth Death Benefit; Combined Annual Stepped Up and Guaranteed Growth Death Benefit; Enhanced Death Benefit; Combined Enhanced Death Benefit and Annual Stepped Up Death Benefit; Combined Enhanced Death Benefit and Guaranteed Growth Death Benefit; Combined Enhanced Death Benefit, Annual Stepped Up Death Benefit, and Guaranteed Growth Death Benefit; and Total Protection riders in Appendix B – Riders No Longer Available – Available for Purchase Only Prior to February 1, 2010, as well as the discussion of the Annual Stepped Up Death Benefit in Appendix C – Riders Available for Purchase Only Prior to July 1, 2012. Your death benefit proceeds under the rider will be the death benefit reduced by any outstanding Contract Debt, any pro rata account administration charge, any uncollected premium tax, and, if the proceeds are based upon Contract Value, any Credit Enhancements applied during the 12 months preceding
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the Owner’s date of death. No Credit Enhancements will be recaptured from the Death Benefit that are attributable to amounts allocated to the Fixed Account.
The death benefit proceeds will be paid to the Designated Beneficiary in a single sum or under one of the Annuity Options, as elected by the Designated Beneficiary. However, if the Owner has completed a restricted beneficiary designation form, the death benefit proceeds will be paid to the Designated Beneficiary in the manner specified on the form. If the Company does not receive at its Administrative Office within six months of the date of the Owner’s death instructions regarding the death benefit payment, the death benefit will be as set forth in item 2 above. If the Designated Beneficiary is to receive annuity payments under an Annuity Option, there may be limits under applicable law on the amount and duration of payments that the Beneficiary may receive, and requirements respecting timing of payments. A tax adviser should be consulted in considering Annuity Options. See “Federal Tax Matters” and “Distribution Requirements” for a discussion of the tax consequences in the event of death.
Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of 3 to 5 years from the Contract’s Annuity Start Date or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, the Designated Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Designated Beneficiary or the Owner last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit (without interest) if your Designated Beneficiary steps forward to claim the death benefit with the proper documentation. To prevent such escheatment, it is important that you update your Designated Beneficiary designations, including addresses, if and as they change. Such updates should be communicated in writing, or other approved means at our Administrative Office.
Distribution Requirements — For Contracts issued in connection with a Qualified Plan, the terms of the particular Qualified Plan and the Internal Revenue Code should be reviewed with respect to distributions following the death of the Owner or Annuitant. Because the rules applicable to Qualified Plans are extremely complex, a competent tax adviser should be consulted.
The Contract provides that upon your death, a surviving spouse may have certain continuation rights that he or she may elect to exercise for the Contract’s death benefit and any joint-life coverage under an optional living benefit. All Contract provisions relating to spousal continuation are available only to a person who meets the definition of "spouse" under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Consult a tax adviser for more information on this subject.
Please note that any death benefit we may pay that is in excess of Contract Value is subject to our financial strength and claims-paying ability.
Death of the Annuitant — If the Annuitant dies prior to the Annuity Start Date, and the Owner is a natural person and is not the Annuitant, no death benefit proceeds will be payable under the Contract. The Owner may name a new Annuitant within 30 days of the Annuitant’s death. If a new Annuitant is not named, the Company will designate the Owner as Annuitant. On the death of the Annuitant after the Annuity Start Date, any guaranteed payments remaining unpaid will continue to be paid to the Designated Beneficiary pursuant to the Annuity Option in force at the date of death.

Annuity Period

General — You select the Annuity Start Date at the time of application. The Annuity Start Date may not be prior to the third Contract anniversary and may not be deferred beyond the Annuitant’s 95th birthday, although the terms of a Qualified Plan and the laws of certain states may require that you start annuity payments at an earlier age. If you do not select an Annuity Start Date, the Annuity Start Date will be the later of the Annuitant’s 70th birthday or the tenth Contract anniversary. For Contracts issued in Arizona, if no Annuity Start Date is selected, the Annuity Start Date will be the Annuitant’s 95th birthday. If you do not select an Annuity Option, annuity payments will not begin until you make a selection, which may be after the Annuity Start Date. Any applicable death benefit will terminate at the Annuity Start Date without value. See “Selection of an Option.” If there are Joint Annuitants, the birth date of the older Annuitant will be used to determine the latest Annuity Start Date.
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On the Annuity Start Date, the proceeds under the Contract will be applied to provide an annuity under one of the options described below. Each option is available in two forms—either as a variable annuity for use with the Subaccounts or as a fixed annuity for use with the Fixed Account. A combination variable and fixed annuity is also available. Variable annuity payments will fluctuate with the investment performance of the applicable Subaccounts while fixed annuity payments will not. Unless you direct otherwise, proceeds derived from Contract Value allocated to the Subaccounts will be applied to purchase a variable annuity and proceeds derived from Contract Value allocated to the Fixed Account will be applied to purchase a fixed annuity. The proceeds under the Contract will be equal to your Contract Value in the Subaccounts and the Fixed Account as of the Annuity Start Date, reduced by any applicable premium taxes, any outstanding Contract Debt and, for Annuity Options 1 through 4, 7 and 8, a pro rata account administration charge, if applicable.
The Contract provides for eight Annuity Options. The Company may make other Annuity Options available upon request. The Company may discontinue the availability of one or more of these options at any time but will always offer a variable annuity option. Annuity payments under Annuity Options 1 through 4, 7 and 8 are based upon annuity rates that vary with the Annuity Option selected. In the case of Annuity Options 1 through 4 and 8, the annuity rates will vary based on the age and sex of the Annuitant, except that unisex rates are available where required by law. The annuity rates reflect the Annuitant’s life expectancy based upon the Annuitant’s age as of the Annuity Start Date and the Annuitant’s gender, unless unisex rates apply. The annuity rates are based upon the 1983(a) mortality table with mortality improvement under Projection Scale G and are adjusted to reflect an assumed interest rate of 3.5%, compounded annually for the variable annuity. In case of Annuity Option 7, the annuity rate is determined without reference to the age or sex of the Annuitant and is based upon the assumed interest rate. In the case of Annuity Options 5 and 6 as described below, annuity payments are based upon Contract Value without regard to annuity rates.
Annuity Options 1 through 4 and 8 provide for payments to be made during the lifetime of the Annuitant. Annuity payments under such options cease in the event of the Annuitant’s death, unless the option provides for a guaranteed minimum number of payments, for example a life income with guaranteed payments of 5, 10, 15 or 20 years. The level of annuity payments will be greater for shorter guaranteed periods and less for longer guaranteed periods. Similarly, payments will be greater for life annuities than for joint and survivor annuities, because payments for life annuities are expected to be made for a shorter period.
You may elect to receive annuity payments on a monthly, quarterly, semiannual, or annual basis, although no payments will be made for less than $100. If the frequency of payments selected would result in payments of less than $100, the Company reserves the right to change the frequency. For example, if you select monthly payments and your payment amount would be $75 per month, the Company could elect to change your payment frequency to quarterly as less frequent payments will result in a larger payment amount (assuming the same amount is applied to purchase the annuity).
You may designate or change an Annuity Start Date, Annuity Option, or Annuitant, provided proper written notice is received by the Company at its Administrative Office at least 30 days prior to the Annuity Start Date set forth in the Contract. The date selected as the new Annuity Start Date must be at least 30 days after the date written notice requesting a change of Annuity Start Date is received at the Company’s Administrative Office.
Once annuity payments have commenced under Annuity Options 1 through 4 and 8, an Annuitant or Owner cannot change the Annuity Option and cannot make partial withdrawals or surrender his or her annuity for the Withdrawal Value. An Owner also cannot change the Annuity Option or make partial withdrawals or surrender his or her annuity for the Withdrawal Value if he or she has elected fixed annuity payments under Annuity Option 7. Under Annuity Options 5 and 6, an Owner may make full or partial withdrawals of Contract Value (other than systematic withdrawals), subject to any applicable withdrawal charge, premium tax charge, and pro rata account administration charge.
If an Owner has elected variable annuity payments or a combination of variable and fixed annuity payments under Annuity Option 7, an Owner may elect to withdraw the present value of future annuity payments, commuted at the assumed interest rate, subject to a reduction for any applicable withdrawal charge and any uncollected premium tax. If the Owner elects a partial withdrawal under Annuity Option 7, future variable annuity payments will be reduced as a result of such withdrawal. The Company will make payment in the amount of the partial withdrawal requested and will reduce the amount of future annuity payments by a percentage that is equal to the ratio of (i) the partial withdrawal, plus any applicable withdrawal charge and any uncollected premium tax, over (ii) the present value of future annuity payments, commuted at the assumed interest rate. The number of Annuity Units used in calculating
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future variable annuity payments is reduced by the applicable percentage. The tax treatment of partial withdrawals taken after the Annuity Start Date is uncertain. Consult a tax advisor before requesting a withdrawal after the Annuity Start Date. The Owner may not make systematic withdrawals under Annuity Option 7. See “Value of Variable Annuity Payments: Assumed Interest Rate” for more information with regard to how the Company calculates variable annuity payments.
An Owner or Annuitant may transfer Contract Value among the Subaccounts during the Annuity Period as was available during the accumulation phase , if variable annuity payments have been selected. The Contract specifies annuity tables for Annuity Options 1 through 4, 7 and 8, described below. The tables contain the guaranteed minimum dollar amount (per $1,000 applied) of the first annuity payment for a variable annuity and each annuity payment for a fixed annuity.
Annuity Options —
Option 1 — Life Income. Periodic annuity payments will be made during the lifetime of the Annuitant. It is possible under this Option for any Annuitant to receive only one annuity payment if the Annuitant’s death occurred prior to the due date of the second annuity payment, two if death occurred prior to the due date of the third annuity payment, etc. There is no minimum number of payments guaranteed under this option. Payments will cease upon the death of the Annuitant regardless of the number of payments received.
Option 2 — Life Income with Guaranteed Payments of 5, 10, 15 or 20 Years. Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that if, at the death of the Annuitant, payments have been made for less than a stated period, which may be 5, 10, 15 or 20 years, as elected by the Owner, annuity payments will be continued during the remainder of such period to the Designated Beneficiary. Upon the Annuitant’s death after the period certain, no further annuity payments will be made. If you have elected the Guaranteed Minimum Income Benefit Rider you may apply the Minimum Income Benefit to purchase a (fixed) Life Income Annuity with a 10-year period certain. The annuity rates under the rider are based upon the 1983(a) mortality table with mortality improvement under Projection Scale G and an interest rate of 2½% in lieu of the rate described above.
Option 3 — Life with Installment or Unit Refund Option. Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that, if at the death of the Annuitant, the number of payments that has been made is less than the number determined by dividing the amount applied under this Option by the amount of the first payment, annuity payments will be continued to the Designated Beneficiary until that number of payments has been made. For example, if the Annuity start amount was $100,000 and the calculated monthly annuity payment was $550, 182 payments ($100,000 / $550) would be guaranteed for the life of the Annuitant. This means if the Annuitant dies before 182 payments have been made, the remaining annuity payments will be continued to the Designated Beneficiary.
Option 4 —
A. Joint and Last Survivor. Annuity payments will be made as long as either Annuitant is living. Upon the death of one Annuitant, annuity payments continue to the surviving Annuitant at the same or a reduced level of 75%, 66 2/3% or 50% of annuity payments as elected by the Owner at the time the Annuity Option is selected. With respect to fixed annuity payments, the amount of the annuity payment, and with respect to variable annuity payments, the number of Annuity Units used to determine the annuity payment, is reduced as of the first annuity payment following the Annuitant’s death. It is possible under this Option for only one annuity payment to be made if both Annuitants died prior to the second annuity payment due date, two if both died prior to the third annuity payment due date, etc. As in the case of Option 1, there is no minimum number of payments guaranteed under this Option 4A. Payments cease upon the death of the last surviving Annuitant, regardless of the number of payments received.
B. Joint and Last Survivor with Guaranteed Payments of 5, 10, 15 or 20 Years. You may also select Option 4 with guaranteed payments. Annuity payments will be made as long as either Annuitant is living. Upon the death of one Annuitant, annuity payments continue to the surviving Annuitant at the same level with the promise that if, at the death of the Annuitants, payments have been made for less than a stated period, which may be five, ten, fifteen or twenty years, as elected by the Owner, annuity payments will be continued during the remainder of such period to the Designated Beneficiary. Upon the last death of the Annuitants after the period certain, no further annuity payments will be made. If you have elected the Guaranteed Minimum Income Benefit Rider, you may apply the Minimum Income Benefit to purchase a fixed Joint and Last Survivor Annuity with a 10-year period certain. The
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annuity rates under the rider are based upon the 1983(a) mortality table with mortality improvement under Projection Scale G and an interest rate of 2½% in lieu of the rate described above.
Option 5 — Payments For a Specified Period. Periodic annuity payments will be made for a fixed period, which may be from 5 to 20 years, as elected by the Owner. The amount of each annuity payment is determined by dividing Contract Value by the number of annuity payments remaining in the period. If, at the death of all Annuitants, payments have been made for less than the selected fixed period, the remaining unpaid payments will be paid to the Designated Beneficiary. The Company will continue to deduct any applicable monthly rider charge, the charge for Certain Waivers of the Withdrawal Charge (if applicable), and pro rata account administration charge from Contract Value if you elect this option.
Option 6 — Payments of a Specified Amount. Periodic annuity payments of the amount elected by the Owner will be made until Contract Value is exhausted, with the guarantee that, if, at the death of all Annuitants, all guaranteed payments have not yet been made, the remaining unpaid payments will be paid to the Designated Beneficiary. The Company will continue to deduct any applicable monthly rider charge, the charge for Certain Waivers of the Withdrawal Charge (if applicable), and pro rata account administration charge from Contract Value if you elect this option.
Option 7 — Period Certain. Periodic annuity payments will be made for a stated period, which may be 5, 10, 15 or 20 years, as elected by the Owner. This option differs from Option 5 in that annuity payments are calculated on the basis of Annuity Units rather than as a percentage of Contract Value. If the Annuitant dies prior to the end of the period, the remaining payments will be made to the Designated Beneficiary.
Option 8 — Joint and Contingent Survivor Option. Periodic annuity payments will be made during the life of the primary Annuitant. Upon the death of the primary Annuitant, payments will be made to the contingent Annuitant during his or her life. If the contingent Annuitant is not living upon the death of the primary Annuitant, no payments will be made to the contingent Annuitant. It is possible under this Option for only one annuity payment to be made if both Annuitants died prior to the second annuity payment due date, two if both died prior to the third annuity payment due date, etc. As in the case of Options 1 and 4A, there is no minimum number of payments guaranteed under this Option. Payments cease upon the death of the last surviving Annuitant, regardless of the number of payments received.
Value of Variable Annuity Payments: Assumed Interest Rate. The annuity tables in the Contract which are used to calculate variable annuity payments for Annuity Options 1 through 4, 7 and 8 are based on an “assumed interest rate” of 3½%, compounded annually. Variable annuity payments generally increase or decrease from one annuity payment date to the next based upon the performance of the applicable Subaccounts during the interim period adjusted for the assumed interest rate. If the performance of the Subaccount selected is equal to the assumed interest rate, the annuity payments will remain constant. If the performance of the Subaccounts is greater than the assumed interest rate, the annuity payments will increase and if it is less than the assumed interest rate, the annuity payments will decline. A higher assumed interest rate would mean a higher initial annuity payment but the amount of the annuity payment would increase more slowly in a rising market (or the amount of the annuity payment would decline more rapidly in a declining market). A lower assumption would have the opposite effect.
The Company calculates variable annuity payments under Options 1 through 4, 7 and 8 using Annuity Units. The value of an Annuity Unit for each Subaccount is determined as of each Valuation Date and was initially $1.00. The Annuity Unit value of a Subaccount as of any subsequent Valuation Date is determined by adjusting the Annuity Unit value on the previous Valuation Date for (1) the interim performance of the corresponding Underlying Fund; (2) any dividends or distributions paid by the corresponding Underlying Fund; (3) the mortality and expense risk and administration charges; (4) the charges, if any, that may be assessed by the Company for taxes attributable to the operation of the Subaccount; and (5) the assumed interest rate.
The Company determines the number of Annuity Units used to calculate each variable annuity payment as of the Annuity Start Date. As discussed above, the Contract specifies annuity rates for Options 1 through 4, 7 and 8 for each $1,000 applied to an Annuity Option. The proceeds under the Contract as of the Annuity Start Date, are divided by $1,000 and the result is multiplied by the rate per $1,000 specified in the annuity tables to determine the initial annuity payment for a variable annuity and the guaranteed monthly annuity payment for a fixed annuity.
On the Annuity Start Date, the Company divides the initial variable annuity payment by the value as of that date of the Annuity Unit for the applicable Subaccount to determine the number of Annuity Units to be used in calculating subsequent annuity payments. If variable annuity payments are allocated to more than one Subaccount, the number of Annuity Units will be determined by dividing the portion of the initial variable annuity payment allocated to a
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Subaccount by the value of that Subaccount’s Annuity Unit as of the Annuity Start Date. The initial variable annuity payment is allocated to the Subaccounts in the same proportion as the Contract Value is allocated as of the Annuity Start Date. The number of Annuity Units will remain constant for subsequent annuity payments, unless the Owner transfers Annuity Units among Subaccounts or makes a withdrawal under Option 7.
Subsequent variable annuity payments are calculated by multiplying the number of Annuity Units allocated to a Subaccount by the value of the Annuity Unit as of the date of the annuity payment. If the annuity payment is allocated to more than one Subaccount, the annuity payment is equal to the sum of the payment amount determined for each Subaccount.
Selection of an Option — You should carefully review the Annuity Options with your financial or tax adviser. If you have questions about the calculation of the payment amount under a particular Annuity Option, you can contact the Company at 1-800-888-2461. For Contracts used in connection with a Qualified Plan, reference should be made to the terms of the particular plan and the requirements of the Internal Revenue Code for pertinent limitations respecting annuity payments and other matters. For instance, Qualified Plans generally require that annuity payments begin no later than April 1 of the calendar year following the year in which the Annuitant reaches age 72. In addition, under a Qualified Plan, not all Annuity Options will satisfy required minimum distribution rules, particularly as those rules apply to your beneficiary after your death. Beginning with Owner deaths occurring on or after January 1, 2020, subject to certain exceptions, most non-spouse beneficiaries must complete distributions within ten years of the Owner’s death in order to satisfy required minimum distribution rules. Consult a tax advisor before electing an Annuity Option.
The Fixed Account

The Fixed Account is not available in all states. If the Fixed Account is available under your Contract, you may allocate all or a portion of your Purchase Payments and transfer Contract Value to the Fixed Account. Amounts allocated to the Fixed Account become part of the Company’s General Account, which supports the Company’s insurance and annuity obligations. The General Account is subject to regulation and supervision by the Kansas Insurance Department and is also subject to the insurance laws and regulations of other jurisdictions in which the Contract is distributed. In reliance on certain exemptive and exclusionary provisions, interests in the Fixed Account have not been registered as securities under the Securities Act of 1933 (the “1933 Act”) and the Fixed Account has not been registered as an investment company under the Investment Company Act of 1940 (the “1940 Act”). Accordingly, neither the Fixed Account nor any interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act. This disclosure, however, is subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in this Prospectus. This Prospectus is generally intended to serve as a disclosure document only for aspects of a Contract involving the Separate Account and contains only selected information regarding the Fixed Account. For more information regarding the Fixed Account, see “The Contract.”
Amounts allocated to the Fixed Account become part of the General Account of the Company, which consists of all assets owned by the Company other than those in the Separate Account and other separate accounts of the Company. Subject to applicable law, the Company has sole discretion over investment of the assets of its General Account. Please note that any amounts the Company guarantees in connection with the Fixed Account are subject to its financial strength and claims-paying ability.
Interest — Contract Value allocated to the Fixed Account earns interest at a fixed rate or rates that are paid by the Company. The Contract Value in the Fixed Account earns interest at an interest rate that is guaranteed to be at least a specified minimum rate (“Guaranteed Rate”). The Guaranteed Rate accrues daily and ranges from an annual effective rate of 1% to 3% based upon the state in which the Contract is issued and the requirements of that state. Such interest will be paid regardless of the actual investment experience of the Fixed Account. The principal, after charges and deductions, also is guaranteed. In addition, the Company may in its discretion pay interest at a rate (“Current Rate”) that exceeds the Guaranteed Rate. The Company will determine the Current Rate, if any, from time to time. Because the Company may declare a Current Rate in its sole discretion, you assume the risk that interest credited to Contract Value in the Fixed Account may not exceed the Guaranteed Rate.
Contract Value allocated or transferred to the Fixed Account will earn interest at the Guaranteed Rate (or Current Rate, if any, in effect on the date such portion of Contract Value is allocated or transferred to the Fixed Account).
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The Current Rate paid on any such portion of Contract Value allocated or transferred to the Fixed Account will be guaranteed for rolling periods of one or more years (each a “Guarantee Period”). The Company currently offers only Guarantee Periods of one year. Upon expiration of any Guarantee Period, a new Guarantee Period of the same duration begins with respect to that portion of Contract Value which will earn interest at the Current Rate, if any, declared on the first day of the new Guarantee Period.
Because the Company may, in its sole discretion, anticipate changing the Current Rate from time to time, Contract Value allocated or transferred to the Fixed Account at one point in time may be credited with a different Current Rate than amounts allocated or transferred to the Fixed Account at another point in time. For example, amounts allocated to the Fixed Account in June may be credited with a different current rate than amounts allocated to the Fixed Account in July. In addition, if Guarantee Periods of different durations are offered, Contract Value allocated or transferred to the Fixed Account for a Guarantee Period of one duration may be credited with a different Current Rate than amounts allocated or transferred to the Fixed Account for a Guarantee Period of a different duration. Therefore, at any time, various portions of your Contract Value in the Fixed Account may be earning interest at different Current Rates depending upon the point in time such portions were allocated or transferred to the Fixed Account and the duration of the Guarantee Period. The Company bears the investment risk for the Contract Value allocated to the Fixed Account and for paying interest at the Guaranteed Rate on amounts allocated to the Fixed Account.
For purposes of determining the interest rates to be credited on Contract Value in the Fixed Account, transfers from the Fixed Account pursuant to the Dollar Cost Averaging or Asset Reallocation Options will be deemed to be taken in the following order: (1) from any portion of Contract Value allocated to the Fixed Account for which the Guarantee Period expires during the calendar month in which the withdrawal, loan, or transfer is effected; (2) then in the order beginning with that portion of such Contract Value which has the longest amount of time remaining before the end of its Guarantee Period and (3) ending with that portion which has the least amount of time remaining before the end of its Guarantee Period. For more information about transfers and withdrawals from the Fixed Account, see “Transfers and Withdrawals From the Fixed Account.”
If permitted by your Contract, the Company may discontinue accepting Purchase Payments or transfers into the Fixed Account at any time.
Death Benefit — The death benefit under the Contract will be determined in the same fashion for a Contract that has Contract Value allocated to the Fixed Account as for a Contract that has Contract Value allocated to the Subaccounts. See “Death Benefit.”
Contract Charges — Premium taxes and the account administration, optional Rider and withdrawal charges, as well as the charge for Certain Waivers of the Withdrawal Charge, will be the same for Owners who allocate Purchase Payments or transfer Contract Value to the Fixed Account as for those who allocate Purchase Payments or transfer Contract Value to the Subaccounts. For Contract Value that is allocated to the Fixed Account, the charge for Certain Waivers of the Withdrawal Charge and any optional rider charges are deducted from current interest. The charges for mortality and expense risks and the administration charge will not be assessed against the Fixed Account, and any amounts that the Company pays for income taxes allocable to the Subaccounts will not be charged against the Fixed Account. In addition, you will not pay directly or indirectly the investment advisory fees and other operating expenses of the Underlying Funds to the extent Contract Value is allocated to the Fixed Account; however, you also will not participate in the investment experience of the Subaccounts.
Transfers and Withdrawals from the Fixed Account — You may transfer amounts from the Subaccounts to the Fixed Account and from the Fixed Account to the Subaccounts, subject to the following limitations. Transfers from the Fixed Account are allowed only (1) during the calendar month in which the applicable Guarantee Period expires, (2) pursuant to the Dollar Cost Averaging Option, provided that such transfers are scheduled to be made over a period of not less than one year, and (3) pursuant to the Asset Reallocation Option, provided that, upon receipt of the Asset Reallocation request, Contract Value is allocated among the Fixed Account and the Subaccounts in the percentages selected by the Owner without violating the restrictions on transfers from the Fixed Account set forth in (1) above. Accordingly, if you desire to implement the Asset Reallocation Option, you should do so at a time when Contract Value may be transferred from the Fixed Account to the Subaccounts without violating the restrictions on transfers from the Fixed Account. Once you implement an Asset Reallocation Option, the restrictions on transfers will not apply to transfers made pursuant to the Option.
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The minimum amount that you may transfer from the Fixed Account to the Subaccounts is the lesser of (i) $25 or (ii) the amount of Contract Value for which the Guarantee Period expires in the calendar month that the transfer is effected. Transfers of Contract Value pursuant to the Dollar Cost Averaging and Asset Reallocation Options are not currently subject to any minimums. The Company reserves the right to limit the number of transfers permitted each Contract Year to 14 transfers, to suspend transfers and to limit the amount that may be subject to transfers. See “Transfers of Contract Value.”
If Purchase Payments are allocated (except Purchase Payments made pursuant to an Automatic Investment Program), or Contract Value is transferred, to the Fixed Account, any transfers from the Fixed Account in connection with the Dollar Cost Averaging or Asset Reallocation Options will automatically terminate as of the date of such Purchase Payment or transfer. You may reestablish Dollar Cost Averaging or Asset Reallocation by submitting a written request to the Company. However, if for any reason a Dollar Cost Averaging Option is canceled, you may only reestablish the option after the expiration of the next anniversary that corresponds to the period selected in establishing the option.
You may also make full or partial withdrawals to the same extent as if you had allocated Contract Value to the Subaccounts. However, no partial withdrawal request will be processed which would result in the withdrawal of Contract Value from the Loan Account. See “Full and Partial Withdrawals” and “Systematic Withdrawals.” In addition, to the same extent as Owners with Contract Value in the Subaccounts, the Owner of a Contract used in connection with a Qualified Plan may obtain a loan if so permitted under the terms of the Qualified Plan. See “Loans.”
Payments from the Fixed Account — Full and partial withdrawals, loans, and transfers from the Fixed Account may be delayed for up to six months after a request in good order is received by the Company at its Administrative Office. During the period of deferral, interest at the applicable interest rate or rates will continue to be credited to the amounts allocated to the Fixed Account.
More About the Contract

Ownership — The Owner is the person named as such in the application or in any later change shown in the Company’s records. While living, the Owner alone has the right to receive all benefits and exercise all rights that the Contract grants or the Company allows. The Owner may be an entity that is not a living person such as a trust or corporation referred to herein as “Non‑natural Persons.” See “Federal Tax Matters.”
Designation and Change of Beneficiary — The Designated Beneficiary is the person having the right to the death benefit, if any, payable upon the death of the Owner prior to the Annuity Start Date. The Designated Beneficiary is the first person on the following list who, if a natural person, is alive on the date of death of the Owner: the Owner; the Primary Beneficiary; the Secondary Beneficiary; the Annuitant; or if none of the above are alive, the Owner’s estate. The Primary Beneficiary is the individual named as such in the application or any later change shown in the Company’s records. The Primary Beneficiary will receive the death benefit of the Contract only if he or she is alive on the date of death of the Owner prior to the Annuity Start Date. Because the death benefit of the Contract goes to the first person on the above list who is alive on the date of death of the Owner, careful consideration should be given to the manner in which the Contract is registered, as well as the designation of the Primary Beneficiary. The Owner may change the Primary Beneficiary at any time while the Contract is in force by written request on forms provided by the Company and received by the Company at its Administrative Office. The change will not be binding on the Company until it is received and recorded at its Administrative Office. The change will be effective as of the date this form is signed subject to any payments made or other actions taken by the Company before the change is received and recorded. A Secondary Beneficiary may be designated. The Owner may designate a permanent Beneficiary whose rights under the Contract cannot be changed without his or her consent.
Reference should be made to the terms of a particular Qualified Plan and any applicable law for any restrictions or limitations on the designation of a Beneficiary. Some Qualified Plans do not allow the designation of any primary beneficiary other than a spouse unless the spouse consents to such a designation and the consent is witnessed by a plan representative or a notary public. Not all Annuity Options will satisfy required minimum distribution rules for every Beneficiary.
Dividends — The Contract does not share in the surplus earnings of the Company, and no dividends will be paid.
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Payments from the Separate Account — The Company generally will pay any full or partial withdrawal (including a systematic withdrawal) or death benefit proceeds from Contract Value allocated to the Subaccounts, within seven days after a proper request is received at the Company’s Administrative Office. However, the Company can postpone such a payment from the Subaccounts to the extent permitted under applicable law, which is currently permissible only for any period:
•	During which the NYSE is closed other than customary weekend and holiday closings,
•	During which trading on the NYSE is restricted as determined by the SEC,
•
During which an emergency, as determined by the SEC, exists as a result of which (i) disposal of securities held by the Separate Account is not reasonably practicable, or (ii) it is not reasonably practicable to determine the value of the assets of the Separate Account, or

•	For such other periods as the SEC may by order permit for the protection of investors.
The Company reserves the right to delay payments of any full or partial withdrawal until all of your Purchase Payment checks have been honored by your bank.
If, pursuant to SEC rules, the Invesco V.I. Government Money Market suspends payment of redemption proceeds, we will delay payment of any transfer, full or partial withdrawal, or death benefit from the Invesco V.I. Government Money Market Subaccount until the Fund is liquidated.
Proof of Age and Survival — The Company may require proof of age or survival of any person on whose life annuity payments depend.
Misstatements — If you misstate the age or sex of an Annuitant or age of the Owner, the correct amount paid or payable by the Company under the Contract shall be such as the Contract Value would have provided for the correct age or sex (unless unisex rates apply).
Cyber Security and Certain Business Continuity Risks — Our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, so that our business is potentially susceptible to operational and information security risks resulting from a cyber-attack. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Cyber security risks may also impact the issuers of securities in which the Underlying Funds invest, which may cause the funds underlying your Contract to lose value. There can be no assurance that we or the Underlying Funds or our service providers will avoid losses affecting your Contract due to cyber-attacks or information security breaches in the future.
Cyber-attacks and other disruptive events, including, but not limited to, natural disasters and public health crises (like COVID-19), that affect us, the Underlying Funds, intermediaries and other affiliated or third-party service providers may adversely impact our ability to conduct business, including if our employees or the employees of our service providers are unable or unwilling to perform their responsibilities as a result of any such event, and these disruptions may also impact your Contract Value. For instance, such disruptions may interfere with our processing of Contract transactions, including the processing of orders from our website or with the Underlying Funds, impact our ability to calculate Accumulation Unit values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. In the event of such a disruption, although our employees and the employees of our third-party service providers are able to work remotely, those remote work arrangements may result in our business operations being less efficient than under normal circumstances and could lead to delays in processing Contract transactions, including the processing of orders from Owners. For more information on the risks associated with owning the Contract, see “Principal Risks of Investing in the Contract.”
Loans — If you own a Contract issued in connection with a retirement plan that is qualified under Section 403(b) of the Internal Revenue Code, you may be able to borrow money under your Contract using the Contract Value as the only security for the loan. You may obtain a loan by submitting a proper written request to the Company. A loan must be taken and repaid prior to the Annuity Start Date. Whether you can borrow money will depend on the terms
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of your Employer’s 403(b) plan or program. If you are permitted, you may obtain a loan by submitting a proper written request to the Company. The minimum loan that may be taken is $1,000. The maximum amount of all loans on all contracts combined is generally equal to the lesser of: (1) $50,000 reduced by the excess of: (a) the highest outstanding loan balance within the preceding 12‑month period ending on the day before the date the loan is made; over (b) the outstanding loan balance on the date the loan is made; or (2) 50% of the Contract Values or $10,000, whichever is greater (the $10,000 limit is not available for Contracts issued under a 403(b) Plan subject to the Employee Retirement Income Security Act of 1974 (“ERISA”)). For loans issued under plans that are subject to ERISA, the maximum amount of all loans is the lesser of: (1) $50,000 reduced by the excess of: (a) the highest outstanding loan balance within the preceding 12‑month period ending on the day before the date the loan is made; over (b) the outstanding loan balance on the date the loan is made; or (2) 50% of the Contract Value. In any case, the maximum loan balance outstanding at any time may not exceed 80% of Contract Value. Two new loans are permitted each Contract Year but only one loan can be outstanding at any time. The Internal Revenue Code requires aggregation of all loans made to an individual employee under a single employer plan. However, since the Company may have no information concerning outstanding loans with other providers, we may only be able to use information available under annuity contracts issued by us, and you will be responsible for determining your loan limits considering loans from other providers. If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that loans you request comply with applicable tax requirements and to decline requests that are not in compliance. Reference should be made to the terms of your particular Employer’s Plan or program for any additional loan restrictions.
Upon receipt by the Company of a written loan application and agreement and subject to the Company’s approval (which approval or disapproval may be postponed for up to six months after receipt of the loan application), Contract Value in an amount equal to the loan amount is withdrawn from the Subaccounts and/or the Fixed Account proportionately as they are currently invested in the Subaccounts and/or Fix Account and transferred into an account called the “Loan Account,” which is an account within the Fixed Account. Amounts allocated to the Loan Account earn an annual effective rate of interest equal to 3.0%.
Interest will be charged for the loan and will accrue on the loan balance from the effective date of any loan. The loan interest rate will be as declared from time to time by the Company but once a loan has been issued, the Company will not change the loan interest rate. The loan interest amount will never be greater than an amount equal to 5.75% plus the 0.25% charge for Certain Waivers of the Withdrawal Charge (if applicable) and the total charges for riders you have selected. For example, if you select the Extra Credit at 4% Rider with an annual charge of 0.55%, the loan interest rate is guaranteed not to exceed 6.55% (5.75% + 0.25% + 0.55%). Because the Contract Value maintained in the Loan Account (which will earn 3.0% on an annual basis) will always be equal in amount to the outstanding loan balance, the net cost of a loan is the interest rate charged by the Company less the interest rate credited. Thus, the highest net cost of a loan you may be charged is 2.75%, plus the 0.25% charge for Certain Waivers of the Withdrawal Charge (if applicable) and the amount of any applicable rider charges. We are not responsible for determining whether this interest rate is “reasonable” as required by ERISA for loans under ERISA-covered 403(b) plans.
Loans must be repaid within five years, unless the loan is used to acquire your principal residence, in which case the loan must be repaid within 30 years. In either event, your loan must be repaid prior to the Annuity Start Date. You must make loan repayments on at least a quarterly basis, and you may prepay your loan at any time. There is required no minimum payment. All loan payments must be repaid through automatic bank draft. Upon receipt of a loan payment, the Company will transfer Contract Value from the Loan Account to the Fixed Account and/or the Subaccounts according to your current instructions with respect to Purchase Payments in an amount equal to the amount by which the payment reduces the amount of the loan outstanding.
If you do not make any required loan payment by the end of the calendar quarter following the calendar quarter in which the missed payment was due, the TOTAL OUTSTANDING LOAN BALANCE will be deemed to be in default for tax reporting purposes. The total outstanding loan balance, which includes accrued interest, will be reported as income to the Internal Revenue Service (“IRS”) on form 1099‑R for the year in which the default occurred. The Company may agree to extend these deadlines for late payments within any limits imposed by IRS regulations. This deemed distribution may be subject to a 10% penalty tax, which is imposed upon distributions prior to the Owner attaining age 59½. Once a loan has defaulted, regularly scheduled loan payments will not be accepted by the Company. No new loans will be allowed while a loan is in default. Interest will continue to accrue on a loan in default. Contract Value equal to the amount of the accrued interest may be transferred to the Loan Account. If a
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loan continues to be in default, the total outstanding balance may be deducted from Contract Value on or after the Contractowner attains age 59½. The Contract will terminate automatically if the outstanding loan balance of a loan in default equals or exceeds the Withdrawal Value. Contract Value will be used to repay the loan and any applicable withdrawal charges. Because of the adverse tax consequences associated with defaulting on a loan, you should carefully consider your ability to repay the loan and should consult with a tax advisor before requesting a loan.
While the amount to secure the loan is held in the Loan Account, you forego the investment experience of the Subaccounts and the Current Rate of interest on the Fixed Account. The Contract Value at surrender and the death proceeds payable will be reduced by the amount of any outstanding Contract Debt plus accrued interest. Outstanding Contract Debt will reduce the amount of proceeds paid upon full withdrawal, upon payment of the death benefit, and upon annuitization. In addition, no partial withdrawal will be processed which would result in the withdrawal of Contract Value from the Loan Account. If a Guaranteed Growth Death Benefit Rider or Guaranteed Minimum Income Benefit Rider is in effect, amounts allocated to the Loan Account will earn the minimum rate of interest guaranteed under the Fixed Account for the purpose of calculating the benefit under any such Rider. Until the loan is repaid, the Company reserves the right to restrict any transfer of the Contract which would otherwise qualify as a transfer permitted in the Code.
In the event that you elect to exchange your Contract for a contract of another company, you will need to either pay off your loan prior to the exchange or incur tax consequences in that you will be deemed to have received a taxable distribution in the amount of the outstanding loan balance.
You should consult with your tax adviser on the effect of a loan.

Restrictions on Withdrawals from Qualified Plans — Generally, a Qualified Plan under Code sections 401(a), 403(b) or 457 may not permit for the distribution or withdrawal of amounts accumulated under the Plan until after a fixed number of years, the attainment of a stated age or upon the occurrence of a specific event such as hardship, disability, retirement, death or termination of employment. Therefore, if you own a Contract purchased in connection with one of these Qualified Plans , you may not be entitled to make a full or partial withdrawal (including systematic withdrawals), as described in this Prospectus, unless one of the above-described conditions has been satisfied. For this reason, you should refer to the terms of your particular Qualified Plan, the Internal Revenue Code and other applicable law for any limitation or restriction on distributions and withdrawals, including the 10% penalty tax that may be imposed in the event of a distribution from a Qualified Plan before the participant reaches age 59½. See the discussion under “Tax Penalties.”
Section 403(b) imposes restrictions on certain distributions from tax-sheltered annuity contracts meeting the requirements of Section 403(b). Section 403(b) requires that distributions from Section 403(b) tax-sheltered annuities that are attributable to employee contributions made after December 31, 1988 under a salary reduction agreement begin only after the employee (i) reaches age 59½, (ii) has a severance from employment, (iii) dies, (iv) becomes disabled, or (v) incurs a hardship. Furthermore, distributions of gains attributable to such contributions accrued after December 31, 1988 may not be made on account of hardship. Hardship, for this purpose, is generally defined as an immediate and heavy financial need, such as paying for medical expenses, the purchase of a residence, paying certain tuition expenses, paying for funeral expenses, paying for casualty losses on your principal residence, or paying amounts needed to avoid eviction or foreclosure that may only be met by the distribution.
If you own a Contract purchased as a tax-sheltered Section 403(b) annuity contract, you will not, therefore, be entitled to make a full or partial withdrawal, as described in this Prospectus, in order to receive proceeds from the Contract attributable to contributions under a salary reduction agreement or any gains credited to such Contract after December 31, 1988 unless one of the above-described conditions has been satisfied. In the case of transfers of amounts accumulated in a different Section 403(b) contract to this Contract under a Section 403(b) program, the withdrawal constraints described above would not apply to the amount transferred to the Contract designated as attributable to the Owner’s December 31, 1988 account balance under the old contract, provided the amounts transferred between contracts qualified as a rollover under the Internal Revenue Code. An Owner of a Contract may be able to transfer the Contract’s Withdrawal Value to certain other investment alternatives meeting the requirements of Section 403(b) that are available under an employer’s Section 403(b) arrangement.
Your particular Qualified Plan or 403(b) plan or program may have additional restrictions on distributions that may also be followed for your Contract. The distribution or withdrawal of amounts under a Contract purchased in connection with a Qualified Plan may result in the receipt of taxable income to the Owner or Annuitant and in some instances
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may also result in a penalty tax. Therefore, you should carefully consider the tax consequences of a distribution or withdrawal under a Contract and you should consult a competent tax adviser. See “Federal Tax Matters.”
If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender or transfer, you consent to the sharing of confidential information about you, the contract, and transactions under the contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or record-keeper , and other product providers.
Restrictions under the Texas Optional Retirement Program — If you are a Participant in the Texas Optional Retirement Program, your Contract is subject to restrictions required under the Texas Government Code. In accordance with those restrictions, you will not be permitted to make withdrawals prior to your retirement, death or termination of employment in a Texas public institution of higher education and may not receive a loan from your Contract. In addition, we may assess a different withdrawal charge on Contracts issued to Participants in the Texas Optional Retirement Program. See “Contingent Deferred Sales Charge.”
Federal Tax Matters

Introduction — The Contract described in this Prospectus is designed for use by individuals in retirement plans which are Qualified Plans under the provisions of the Internal Revenue Code (“Code”). The ultimate effect of federal income taxes on the amounts held under a Contract, on annuity payments, and on the economic benefits to the Owner, the Annuitant, and the Beneficiary or other payee will depend upon the type of retirement plan, if any, for which the Contract is purchased, the tax and employment status of the individuals involved and a number of other factors. The discussion contained herein and in the Statement of Additional Information is general in nature and is not intended to be an exhaustive discussion of all questions that might arise in connection with a Contract. It is based upon the Company’s understanding of the present federal income tax laws as currently interpreted by the Internal Revenue Service (“IRS”) as of the date of this prospectus, and is not intended as tax advice. No representation is made regarding the likelihood of continuation of the present federal income tax laws or of the current interpretations by the IRS or the courts. Future legislation may affect annuity contracts adversely. Moreover, no attempt has been made to consider any applicable state or other laws. Because of the inherent complexity of the tax laws and the fact that tax results will vary according to the particular circumstances of the individual involved and, if applicable, the Qualified Plan, a person should consult with a qualified tax adviser regarding the purchase of a Contract, the selection of an Annuity Option under a Contract, the receipt of annuity payments under a Contract or any other transaction involving a Contract. The Company does not make any guarantee regarding the tax status of, or tax consequences arising from, any Contract or any transaction involving the Contract.
Tax Status of the Company and the Separate Account —
General. The Company intends to be taxed as a life insurance company under Part I, Subchapter L of the Code. Because the operations of the Separate Account form a part of the Company, the Company will be responsible for any federal income taxes that become payable with respect to the income of the Separate Account and its Subaccounts.
Charge for the Company’s Taxes. A charge may be made for any federal taxes incurred by the Company that are attributable to the Separate Account, the Subaccounts or to the operations of the Company with respect to the Contract or attributable to payments, premiums, or acquisition costs under the Contract. The Company will review the question of a charge to the Separate Account, the Subaccounts or the Contract for the Company’s federal taxes periodically. Charges may become necessary if, among other reasons, the tax treatment of the Company or of income and expenses under the Contract is ultimately determined to be other than what the Company currently believes it to be, if there are changes made in the federal income tax treatment of variable annuities at the insurance company level, or if there is a change in the Company’s tax status.
Under current laws, the Company may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, the Company reserves the right to charge the Separate Account or the Subaccounts for such taxes, if any, attributable to the Separate Account or Subaccounts.
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Optional Benefit Riders. It is possible that the Internal Revenue Service may take the position that fees deducted for certain optional benefit riders are deemed to be taxable distributions to you. In particular, the Internal Revenue Service may treat fees deducted for the optional benefits as taxable withdrawals, which might also be subject to a tax penalty if withdrawn prior to age 59½. Although we do not believe that the fees associated or any optional benefit provided under the Contract should be treated as taxable withdrawals, you should consult your tax advisor prior to selecting any optional benefit under the Contract.
Withholding. Annuity distributions are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.
Qualified Plans — The Contract may be used with Qualified Plans that meet the requirements of Section 402A, 403(b), 408 or 408A of the Code. If you are purchasing the Contract as an investment vehicle for one of these Qualified Plans, you should consider that the Contract does not provide any additional tax advantage to that already available through the Qualified Plan. However, the Contract does offer features and benefits in addition to providing tax deferral that other investments may not offer, including death benefit protection for your beneficiaries and annuity options which guarantee income for life. You should consult with your financial professional as to whether the overall benefits and costs of the Contract are appropriate considering your circumstances.
The amounts that may be contributed to Qualified Plans are subject to limitations that vary depending on the type of Plan. In addition, early distributions from most Qualified Plans may be subject to penalty taxes, or, for certain plans, could cause the Plan to be disqualified. Furthermore, distributions from most Qualified Plans are subject to certain minimum distribution rules. Failure to comply with these rules subject the Owner or Annuitant to penalty taxes. As a result, the minimum distribution rules may limit the availability of certain Annuity Options to certain Annuitants and their Beneficiaries. These requirements may not be incorporated into the Company’s Contract administration procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contracts comply with applicable law.
The following are brief descriptions of the various types of Qualified Plans and the use of the Contract therewith:
Section 403(b). Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts, and, subject to certain limitations, to exclude the amount of Purchase Payments from gross income for tax purposes. The Contract may be purchased in connection with a Section 403(b) annuity plan.
Section 403(b) annuities must generally be provided under a plan which meets certain minimum participation, coverage, and nondiscrimination requirements. Each employee’s interest in a retirement plan qualified under Code Section 403(b) must generally be distributed or begin to be distributed not later than April 1 of the calendar year following the later of the calendar year in which the employee reaches age 72 (70½ if the employee reached age 70½ before January 1, 2020) or retires (“required beginning date”). Periodic distributions must not extend beyond the life of the employee or the lives of the employee and a designated beneficiary (or over a period extending beyond the life expectancy of the employee or the joint life expectancy of the employee and a designated beneficiary).
If an employee dies before reaching his or her required beginning date, the employee’s entire interest in the plan must generally be distributed beginning before the close of the calendar year following the year of the employee’s death to a designated beneficiary over the life of the beneficiary (or over a period not extending beyond the life expectancy of the beneficiary). If the designated beneficiary is the employee’s surviving spouse, distributions may be delayed until the employee would have reached age 72 (70½ if the employee reached age 70½ before January 1, 2020). Please note that for employees who die on or after January 1, 2020, most non-spouse Beneficiaries will no longer be able to satisfy these rules by “stretching” payouts over their lifetimes. Instead, those Beneficiaries will have to take their post-death distributions within ten years. Certain exceptions apply to “eligible designated beneficiaries,” which include disabled and chronically ill individuals, individuals who are not more than ten years younger than the deceased individual, and children who have not reached the age of majority. Not all Annuity Options will satisfy minimum distributions rules for every designated beneficiary. Employees and Beneficiaries should consult a tax advisor if they may be affected by these changes.
If an employee dies after reaching his or her required beginning date, the employee’s interest in the plan must generally be distributed at least as rapidly as under the method of distribution in effect at the time of the employee’s death.
A Section 403(b) annuity contract may be purchased with employer contributions, employee contributions or a combination of both. An employee’s rights under a Section 403(b) contract attributable to employee contributions
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must be non-forfeitable. The contribution limit is similar to the limits on contributions to qualified retirement plans and depends upon, among other things, whether the annuity contract is purchased with employer or employee contributions.
Amounts used to purchase Section 403(b) annuities generally are excludable from the taxable income of the employee. As a result, all distributions from such annuities are normally taxable in full as ordinary income to the employee. However, employee salary reduction contributions can be made to certain 403(b) annuities on an after-tax basis. See Roth 403(b) below.
A Section 403(b) annuity contract must prohibit the distribution of employee contributions (including earnings thereon) until the employee: (i) attains age 59½; (ii) has a severance from employment; (iii) dies; (iv) becomes disabled; or (v) incurs a financial hardship (earnings may not be distributed in the event of hardship). Additional restrictions may be imposed by a particular 403(b) Plan or program.
Distributions from a Section 403(b) annuity contract may be eligible for a tax-free rollover to another eligible retirement plan, including an individual retirement account or annuity (IRA). See “Rollovers.”
If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. By requesting a surrender or transfer, you consent to the sharing of confidential information about you, the Contract, and transactions under the Contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.
Roth 403(b). Employees eligible to make elective salary reduction contributions to a 403(b) annuity contract may designate their elective contributions as “Roth contributions” under Code Section 402A, if the employer agrees to treat the contributions as Roth contributions under the employer’s 403(b) plan. Roth contributions may be made to the Contract.
Unlike regular or “traditional” 403(b) contributions, which are made on a pre‑tax basis, Roth contributions are made after-tax and must be reported by the employer as currently taxable income of the employee. The employee must specifically designate the contributions as Roth contributions at the time they are made. Roth contributions are always full vested.
Although Roth contributions are made on an after-tax basis, if they are held in the Contract until certain conditions are met, a contract distribution may be a “qualifying distribution” and the income that is earned on the contributions will never be subject to federal income taxes. If a distribution is not qualifying, the income earned on the Roth contributions is subject to federal income taxes when distributed.
Roth contributions may be made up to the same elective contribution limits that apply to a traditional 403(b) contract. If the employee makes elective contribution to both types of contracts, the one contribution limit will apply to the total of all contributions, both Roth and traditional. Other types of employer contributions, such as matching contributions or non-elective contributions, cannot be made to a Roth contract or account, although they may be made to other accounts in the plan or program.
Roth contributions are held in a separate Roth account in the Contract and separate records are kept for earnings in the Roth account. Although amounts in a Roth account are subject to the same distribution restrictions, loan limits, and required minimum distribution rules as traditional 403(b) contributions (including lifetime required minimum distributions), the Company may impose special rules on distributions from Roth accounts and may restrict or forbid loans from Roth accounts.
If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. See “Section 403(b).”
Distributions from a Roth 403(b) qualified account may be eligible for a tax-free rollover to another eligible retirement plan, including a Roth IRA. See “Rollovers.”
Section 408. Traditional Individual Retirement Annuities. Section 408 of the Code permits eligible individuals to establish individual retirement programs through the purchase of Individual Retirement Annuities (“traditional IRAs”). The Contract may be purchased as a traditional IRA. The IRAs described in this section are called “traditional IRAs” to distinguish them from “Roth IRAs,” which are described below.
IRAs are subject to limitations on the amount that may be contributed, the persons who may be eligible and the time when distributions must commence. Depending upon the circumstances of the individual, contributions to a traditional IRA may be made on a deductible or non‑deductible basis. IRAs may not be transferred, sold, assigned,
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discounted or pledged as collateral for a loan or other obligation. The annual premium for an IRA may not be fixed and may not exceed (except in the case of a rollover contribution) the lesser of 100% of the individual’s taxable compensation or $6,000 (for 2020).
Any refund of premium must be applied to the payment of future premiums or the purchase of additional benefits. If an individual is age 50 or over, the individual may make an additional catch-up contribution to a traditional IRA of $1,000 for each tax year. However, if the individual is covered by an employer-sponsored retirement plan, the amount of IRA contributions the individual may deduct in a year may be reduced or eliminated based on the individual’s adjusted gross income for the year ($104,000 to $124,000 for a married couple filing a joint return and $65,000 to $75,000 for a single tax-payer in 2020). If the individual’s spouse is covered by an employer-sponsored retirement plan but the individual is not, the individual may be able to deduct those contributions to a traditional IRA; however, the deduction will be reduced or eliminated if the adjusted gross income on a joint return is between $196,000 and $206,000 (for 2020). Nondeductible contributions to traditional IRAs must be reported to the IRS in the year made on Form 8606.
Sale of the Contract for use with traditional IRAs may be subject to special requirements imposed by the Internal Revenue Service. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the Internal Revenue Service or other appropriate agency, and will have the right to revoke the Contract under certain circumstances. See the IRA Disclosure Statement that accompanies this Prospectus.
In general, traditional IRAs are subject to minimum distribution requirements similar to those applicable to retirement plans qualified under Section 403(b) of the Code; however, the required beginning date for traditional IRAs is generally the date that the contract owner reaches age 72 (70½ for contract owners who reached age 70½ before January 1, 2020)—the contract owner’s retirement date, if any, will not affect his or her required beginning date. See “Section 403(b).” Distributions from IRAs are generally taxed under Code Section 72. Under these rules, a portion of each distribution may be excludable from income. The amount excludable from the individual’s income is the amount of the distribution that bears the same ratio as the individual’s nondeductible contributions bears to the expected return under the IRA.
Distributions of deductible, pre-tax contributions and earnings from a traditional IRA may be eligible for a tax-free rollover to any kind of eligible retirement plan, including another traditional IRA. A distribution of non‑deductible contributions or other after-tax amounts from a traditional IRA may be eligible to be rolled over to another traditional IRA. See “Rollovers.”
The IRS has not reviewed the Contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as the provision in the Contract comports with IRA qualification requirements.
Section 408A. Roth IRAs. Section 408A of the Code permits eligible individuals to establish a Roth IRA. The Contract may be purchased as a Roth IRA. Regular contributions may be made to a Roth IRA up to the same contribution limits that apply to traditional IRA contributions. The regular contribution limits are phased out for taxpayers with $124,000 to $139,000 in adjusted gross income for 2020 ($196,000 to $206,000 for married filing joint returns). Also the taxable balance in a traditional IRA may be rolled over or converted into a Roth IRA. Distributions from Roth 403(b) plans can be rolled over to a Roth IRA regardless of income.
Regular contributions to a Roth IRA are not deductible, and rollovers and conversions from other retirement plans are taxable when completed, but withdrawals that meet certain requirements are not subject to federal income tax on either the original contributions or any earnings. However, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before 59½ (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made. Rollovers of Roth contributions were already taxed when made and are not generally subject to tax when rolled over to a Roth IRA. Sale of the Contract for use with Roth IRAs may be subject to special requirements imposed by the IRS. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the IRS or other appropriate agency, and will have the right to revoke the Contract under certain requirements. Unlike a traditional IRA, Roth IRAs are not subject to minimum required distribution rules during the Contractowner’s lifetime. Generally, however, the amount remaining in a Roth IRA after the Contractowner’s death must begin to be distributed by the end of the first calendar year after death, and made in amounts that satisfy IRS required minimum distribution
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regulations. Beginning with deaths occurring on or after January 1, 2020, subject to certain exceptions, most non-spouse beneficiaries must complete distributions within ten years of the Contract Owner’s death.
Rollovers. A “rollover” is the tax-free transfer of a distribution from one “eligible retirement plan” to another. Distributions which are rolled over are not included in the employee’s gross income until some future time.
If any portion of the balance to the credit of an employee in a Section 403(b) or other eligible retirement plan (other than Roth sources) is paid to the employee in an “eligible rollover distribution” and the payee transfers any portion of the amount received to an eligible retirement plan, then the amount so transferred is not includable in income. Also, pre-tax distributions from an IRA may be rolled over to another kind of eligible retirement plan. An “eligible rollover distribution” generally means any distribution that is not one of a series of periodic payments made for the life of the distributee or for a specified period of at least ten years. In addition, a required minimum distribution, death distributions (except to a surviving spouse) and certain corrective distributions, will not qualify as an eligible rollover distribution. A rollover must be made directly between plans or indirectly within 60 days after receipt of the distribution.
For an employee (or employee's spouse or former spouse as beneficiary or alternate payee), an “eligible retirement plan” will be a Section 403(b) plan, a qualified retirement plan, a traditional individual retirement account or annuity described in Code Section 408. For a non-spouse beneficiary, an “eligible retirement plan” is an IRA established by the direct rollover.
For a Roth 403(b) account, a rollover, including a direct rollover, can only be made to a Roth IRA or to the same kind of account in another plan (such as a Roth 403(b) to a Roth 403(b), but not a Roth 403(b) to a Roth 401(k)). Anyone attempting to rollover Roth 403(b) contributions should seek competent tax advice. Additionally, a rollover for a Roth IRA can only be made to another Roth IRA.
A Section 403(b) plan must provide a participant receiving an eligible rollover distribution, the option to have the distribution transferred directly to another eligible retirement plan.
Only one indirect rollover may be made from an IRA, including traditional IRAs, Roth IRAs, SIMPLE-IRAs and SEP-IRAs, to another IRA in a 12 month period. The 12 month period begins on the date the IRA distribution is received. If a second indirect rollover is made during the 12 month period, the transaction may have adverse tax consequences. This rollover limitation does not apply to direct rollovers or a rollover between a retirement plan and an IRA.
Tax Penalties. Premature Distribution Tax. Distributions from a 403(b) plan or IRA before the participant reaches age 59½ are generally subject to an additional tax equal to 10% of the taxable portion of the distribution. The 10% penalty tax does not apply to distributions: (i) made on or after the death of the employee; (ii) attributable to the employee’s disability; (iii) which are part of a series of substantially equal periodic payments made (at least annually) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and a designated beneficiary and (except for IRAs) which begin after the employee terminates employment; (iv) made to an employee after termination of employment after reaching age 55; (v) made to pay for certain medical expenses; (vi) that are exempt withdrawals of an excess contribution; (vii) that are rolled over or transferred in accordance with Code requirements; (viii) made as a qualified reservist distribution; or (ix) that are transferred pursuant to a decree of divorce or separate maintenance or written instrument incident to such a decree; or (x) made in connection with the birth or adoption of a child, in limited circumstances.
The exception to the 10% penalty tax described in item (iv) above is not applicable to IRAs. However, distributions from an IRA to unemployed individuals can be made without application of the 10% penalty tax to pay health insurance premiums in certain cases. There are two additional exceptions to the 10% penalty tax on withdrawals from IRAs before age 59½: withdrawals made to pay “qualified” higher education expenses and withdrawals made to pay certain “eligible first-time home buyer expenses.”
Minimum Distribution Tax. If the amount distributed from a Qualified Contract is less than the minimum required distribution for the year, the participant is subject to a 50% tax on the amount that was not properly distributed. The value of any enhanced death benefits or other optional contract provisions such as the Guaranteed Minimum Income Benefit may need to be taken into account when calculating the minimum required distribution. Consult a tax advisor.
Withholding. Periodic distributions (e.g., annuities and installment payments) from a Qualified Contract that will last for a period of ten or more years are generally subject to voluntary income tax withholding. The amount withheld on such periodic distributions is determined at the rate applicable to wages. The recipient of a periodic distribution may generally elect not to have withholding apply.
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Eligible rollover distributions (e.g., lump sums and annuities or installment payments of less than ten years) from a Qualified Plan (other than IRAs) are generally subject to mandatory 20% income tax withholding. However, no withholding is imposed if the distribution is transferred directly to another eligible retirement plan. Nonperiodic distributions from an IRA are subject to income tax withholding at a flat 10% rate. The recipient of such a distribution may elect not to have withholding apply.
The above description of the federal income tax consequences of the different types of Qualified Plans which may be funded by the Contract offered by this Prospectus is only a brief summary and is not intended as tax advice. The rules governing the provisions of Qualified Plans are extremely complex and often difficult to comprehend. Anything less than full compliance with the applicable rules, all of which are subject to change, may have adverse tax consequences. A prospective Owner considering adoption of a Qualified Plan and purchase of a Contract in connection therewith should first consult a qualified and competent tax adviser, with regard to the suitability of the Contract as an investment vehicle for the Qualified Plan.
Partial Annuitization. Under a new tax provision enacted in 2010, if part of an annuity contract’s value is applied to an annuity option that provides payments for one or more lives and for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals. None of the payment options under the Contract is intended to qualify for this “partial annuitization” treatment and, if you apply only part of the value of the Contract to a payment option, we will treat those payments as withdrawals for tax purposes.
Other Tax Considerations —
Federal Estate, Gift, and Generation-Skipping Transfer Taxes . While no attempt is being made to discuss in detail the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.
Under certain circumstances, the Code may impose a “generation skipping transfer tax” (“GST”) when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require the Company to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.
The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.
Annuity Purchases by Nonresident Aliens and Foreign Corporations. The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Additional withholding may occur with respect to entity purchasers (including foreign corporations, partnerships, and trusts) that are not U.S. residents. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.
Foreign Tax Credits. We may benefit from any foreign tax credits attributable to taxes paid by certain Funds to foreign jurisdictions to the extent permitted under Federal tax law.
Medicare Tax. Distributions from non-qualified annuity contracts are considered "investment income" for purposes of the Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts. Please consult a tax advisor for more information.
Annuity Purchases by Residents of Puerto Rico. The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.
Possible Tax Law Changes. From time to time, legislation has been proposed that would have adversely modified the federal taxation of certain annuities. There is always the possibility that the tax treatment of annuities
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could change by legislation or other means (such as IRS regulations, revenue rulings, and judicial decisions). Moreover, although unlikely, it is also possible that any legislative change could be retroactive (that is, effective prior to the date of such change). Consult a tax adviser with respect to legislative developments and their effect on the Contract. We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any contract and do not intend the above discussion to be tax advice.
Other Information

Voting of Underlying Fund Shares — The Company is the legal owner of the shares of the Underlying Funds held by the Subaccounts. The Company will exercise voting rights attributable to the shares of each Underlying Fund held in the Subaccounts at any regular and special meetings of the shareholders of the Underlying Funds on matters requiring shareholder voting. In accordance with its view of presently applicable law, the Company will exercise its voting rights based on instructions received from persons having beneficial interest in corresponding Subaccounts. However, if the 1940 Act or any regulations thereunder should be amended, or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote the shares of the Underlying Funds in its own right, it may elect to do so.
The person having the voting interest under a Contract is the Owner. Unless otherwise required by applicable law, the number of shares of a particular Underlying Fund as to which voting instructions may be given to the Company is determined by dividing your Contract Value in the corresponding Subaccount on a particular date by the net asset value per share of the Underlying Fund as of the same date. Fractional votes will be counted. The number of votes as to which voting instructions may be given will be determined as of the same date established by the Underlying Fund for determining shareholders eligible to vote at the meeting of the Underlying Fund. If required by the SEC, the Company reserves the right to determine in a different fashion the voting rights attributable to the shares of the Underlying Funds. Voting instructions may be cast in person or by proxy.
It is important that each Owner provide voting instructions to the Company because we vote all Underlying Fund shares proportionately in accordance with instructions received from Owners. This means that the Company will vote shares for which no timely voting instructions are received in the same proportion as those shares for which we do receive voting instructions. As a result, a small number of Owners may control the outcome of a vote. We will also exercise the voting rights from assets in each Subaccount that are not otherwise attributable to Owners, if any, in the same proportion as the voting instructions that are received in a timely manner for all Contracts participating in that Subaccount.
Changes to Investments — The Company reserves the right, subject to compliance with the law as then in effect, to make additions to, deletions from, or combinations of the securities that are held by the Separate Account or any Subaccount or that the Separate Account or any Subaccount may purchase. In addition, the Company reserves the right to substitute shares of any or all of the Underlying Funds in accordance with applicable law. In all cases, the Company will send you notice. For instance, the Company may seek to substitute shares of Underlying Funds should they no longer be available for investment, or if the Company’s management believes further investment in shares of any Underlying Fund should become inappropriate in view of the purposes of the Contract. The Company may substitute shares of an Underlying Fund with the shares of another Underlying Fund or the shares of a fund not currently offered under the Contract. Substituted fund shares may have higher fees and expenses. The Company may also purchase, through the Subaccount, other securities for other classes of contracts, or permit a conversion between classes of contracts on the basis of requests made by Owners. The Company further reserves the right to close any Subaccount to future allocations.
The Company also reserves the right to establish additional Subaccounts of the Separate Account that would invest in a new Underlying Fund or in shares of another investment company, a series thereof, or other suitable investment vehicle. The Company may establish new Subaccounts in its sole discretion, and will determine whether to make any new Subaccount available to existing Owners. The Company may also eliminate or combine one or more Subaccounts to all or only certain classes of Owners if, in its sole discretion, marketing, tax, or investment conditions so warrant.
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Subject to compliance with applicable law, the Company may transfer assets to the General Account. The Company also reserves the right, subject to any required regulatory approvals, to transfer assets of the Separate Account or any Subaccount to another separate account or Subaccount.
In the event of any such substitution or change, the Company may, by appropriate endorsement, make such changes in these and other contracts as may be necessary or appropriate to reflect such substitution or change. If the Company believes it to be in the best interests of persons having voting rights under the Contracts, the Separate Account may be operated as a management investment company under the 1940 Act or any other form permitted by law. The Separate Account may be deregistered under the 1940 Act in the event such registration is no longer required, or it may be combined with other separate accounts of the Company or an affiliate thereof. Subject to compliance with applicable law, the Company also may establish a committee, board, or other group to manage one or more aspects of the operation of the Separate Account.
Changes to Comply with Law and Amendments — The Company reserves the right, without the consent of Owners, to suspend sales of the Contract as presently offered and to make any change to the provisions of the Contracts to comply with, or give Owners the benefit of, any federal or state statute, rule, or regulation, including but not limited to requirements for annuity contracts and retirement plans under the Internal Revenue Code and regulations thereunder or any state statute or regulation.
Reports to Owners — The Company will send you annually a statement setting forth a summary of the transactions that occurred during the year, and indicating the Contract Value as of the end of each year. In addition, the statement will indicate the allocation of Contract Value among the Fixed Account and the Subaccounts and any other information required by law. The Company will also send confirmations upon Purchase Payments, transfers, loans, loan repayments, and full and partial withdrawals. The Company may confirm certain transactions on a quarterly basis rather than at the time they occur. These transactions include purchases under an Automatic Investment Program, transfers under the Dollar Cost Averaging and Asset Reallocation Options, systematic withdrawals and annuity payments.
The shareholder reports for Underlying Funds available under your Contract will no longer be sent by mail, effective January 1, 2021, unless you specifically request paper copies of the reports from the Company. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and available online at www.dfinview.com/SecurityBenefit/TAHD/814121471?site=PSBL .
You may elect to receive all future reports in paper free of charge. You can inform the Company that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-888-2461. Your election to receive reports in paper will apply to all Underlying Funds available under your Contract .
Electronic Privileges — If the Electronic Privileges section of the application or the proper form has been completed, signed, and received at the Company’s Administrative Office, you may (1) request a transfer of Contract Value and make changes in your Purchase Payment allocation and to an existing Dollar Cost Averaging or Asset Reallocation Option by telephone; (2) request a transfer of Contract Value electronically via facsimile; and (3) request transfer of Contract Value through the Company’s Internet web site. If you elect Electronic Privileges, you automatically authorize your financial representative to make transfers of Contract Value and changes in your Purchase Payment allocation or Dollar Cost Averaging or Asset Reallocation Option, on your behalf.
Any telephone or electronic device, whether it is the Company’s, yours, your service provider’s, or your registered representative’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent the Company’s processing of your transfer request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our Administrative Office.
The Company has established procedures to confirm that instructions communicated by telephone are genuine and will not be liable for any losses due to fraudulent or unauthorized instructions provided it complies with its procedures. The Company’s procedures require that any person requesting a transfer by telephone provide the account number and the Owner’s tax identification number and such instructions must be received on a recorded line. The Company reserves the right to deny any telephone transfer request. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations) or are otherwise unavailable, you may not be able to request transfers by telephone and would have to submit written requests.
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By signing the application, you authorize the Company to accept and act upon telephonic instructions for transfers involving your Contract. There are risks associated with telephone transactions that do not occur if a written request is submitted. Anyone authorizing or making telephone requests bears those risks. You agree that neither the Company, any of its affiliates, nor any Underlying Fund, will be liable for any loss, damages, cost, or expense (including attorneys’ fees) arising out of any telephone requests; provided that the Company effects such request in accordance with its procedures. As a result of this policy on telephone requests, you bear the risk of loss arising from the telephone transfer privilege. The Company may discontinue, modify, or suspend the telephone transfer privilege at any time.
State Variations — This Prospectus and the Statement of Additional Information describe all material terms and features of the Contract. If you would like to review a copy of your contract and its riders, if any, contact the Company’s Administrative Office.
Legal Proceedings — The Company and its subsidiaries, like other life insurance companies, may be involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, the Company believes that at the present time there are no legal proceedings pending or threatened to which the Company, the Separate Account, or SDL is a party that are reasonably likely to materially affect the Separate Account or the Company’s ability to meet its obligations under the Contract, or SDL’s ability to perform its contract with the Separate Account.
Sale of the Contract — The Company currently offers the Contract on a continuous basis. The Company anticipates continuing to offer the Contract but reserves the right to discontinue the offering.
Principal Underwriter. The Company has entered into a principal underwriting agreement with its subsidiary, SDL, for the distribution and sale of the Contract. SDL’s home office is located at One Security Benefit Place, Topeka, Kansas 66636‑0001. SDL, a wholly-owned subsidiary of the Company, is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA.
SDL does not sell the Contract directly to purchasers. The Contract is offered to the public through registered representatives of broker-dealers that have entered into selling agreements with the Company and SDL for the sale of the Contract (collectively, “Selling Broker-Dealers”). Registered representatives must be licensed as insurance agents by applicable state insurance authorities and appointed as agents of the Company in order to sell the Contract. The Company pays commissions to Selling Broker-Dealers through SDL. During fiscal years 2020, 2019, and 2018, the amounts paid to SDL in connection with all contracts sold through the Separate Account were $ 1,348,138, $ 2,274,574, and $2,435,279, respectively. SDL passes through commissions it receives to Selling Broker-Dealers for their sales and does not retain any portion of commissions it receives as principal underwriter for the Contract. However, the Company (or an affiliate) pays some or all of SDL’s operating and other expenses, including the following sales expenses: compensation and bonuses for SDL’s management team, compensation and benefits for SDL’s registered representatives, advertising expenses, and other expenses of distributing the Contract.
Selling Broker-Dealers. The Company pays commissions to all Selling Broker-Dealers in connection with the promotion and sale of the Contract according to one or more schedules. A portion of any payments made to Selling Broker-Dealers may be passed on to their registered representatives in accordance with their internal compensation programs. The Company uses its corporate assets to pay commissions and other costs of distributing the Contract. Commissions and other incentives or payments described below are not charged directly to Owners or the Separate Account. The Company intends to recoup commissions and other sales expenses through fees and charges deducted under the Contract (including any profit from the mortality and expense risk charge or other fees and charges imposed under the Contract) or from its General Account.
Compensation Paid to All Selling Broker-Dealers. The Company pays commissions as a percentage of initial and subsequent Purchase Payments at the time it receives them, as a percentage of Contract Value on an ongoing basis, or a combination of both. While the amount and timing of commissions may vary depending on the selling agreement, the Company does not expect commissions to exceed 6% of aggregate Purchase Payments (if compensation is paid as a percentage of Purchase Payments) and 0.25% annually of average Contract Value (if compensation is paid as a percentage of Contract Value). The Company also pays non-cash compensation in connection with the sale of the Contract, including conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items.
65

The registered representative who sells you the Contract typically receives a portion of the compensation the Company pays to his or her Selling Broker-Dealer, depending on the agreement between the Selling Broker-Dealer and your registered representative and the Selling Broker-Dealer’s internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. Ask your registered representative for further information about what he or she and the Selling Broker-Dealer for whom he or she works may receive in connection with your purchase of a Contract.
Additional Compensation Paid to Selected Selling Broker-Dealers. In addition to the commissions and non-cash compensation described above, the Company pays additional compensation to selected Selling Broker-Dealers. These payments include: (1) trail commissions or persistency payments, which are periodic payments based on contract values of the Company’s variable insurance contracts (including Contract Values of the Contract) or other persistency standards; (2) preferred status fees (which may be in the form of a higher percentage of ordinary commission) paid to obtain preferred treatment of the Contract in Selling Broker-Dealers’ marketing programs, including enhanced marketing services and increased access to their registered representatives; (3) one-time bonus payments for their participation in sales promotions with regard to the Contract; (4) periodic bonus payments calculated as a percentage of the average contract value of the Company’s variable insurance contracts (including the Contract) sold by the Selling Broker-Dealer during the calendar year of payment; (5) sponsorship of or reimbursement of industry conference fees paid to help defray the costs of sales conferences and educational seminars put on by the Selling Broker-Dealers; and (6) reimbursement of Selling Broker-Dealers for expenses incurred by the Selling Broker-Dealer or its registered representatives in connection with client seminars or similar prospecting activities conducted to promote sales of the Contract.
The following list sets forth the names of the top ten Selling Broker-Dealers that received additional compensation from the Company in 2020 in connection with the sale of its variable annuity contracts: OFG Financial Services, Inc., GWN Securities, Inc., Securities America Inc., Lincoln Investment PLNG, LLC, Cetera Advisor Networks, LLC, LPL Financial Corporation, PlanMember Securities Corporation, Royal Alliance Associates, Inc., Sagepoint Financial Inc., and ACA/Prudent Investors Plan Corp.
These additional compensation arrangements are not offered to all Selling Broker-Dealers and the terms of such arrangements and the payments made thereunder can differ substantially among Selling Broker-Dealers. The payments may be significant and may be calculated in different ways for different Selling Broker-Dealers. These arrangements are designed to specially encourage the sale of the Company’s products (and/or its affiliates’ products) by such Selling Broker-Dealers. The prospect of receiving, or the receipt of, additional compensation may provide Selling Broker-Dealers and/or their registered representatives with an incentive to favor sales of the Contract over other variable annuity contracts (or other investments) with respect to which a Selling Broker-Dealer does not receive additional compensation, or receives lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Contract. Ask your registered representative for further information about what he or she and the Selling Broker-Dealer for whom he or she works may receive in connection with your purchase of a Contract.
Legal Matters — Chris Swickard, Esq., Associate General Counsel of the Company, has passed upon legal matters in connection with the issue and sale of the Contract described in this Prospectus, the Company’s authority to issue the Contract under Kansas law, and the validity of the forms of the Contract under Kansas law.
Additional Information

Registration Statement — A Registration Statement of which this Prospectus is a part has been filed with the SEC relating to the offering described in this Prospectus. This Prospectus does not include all the information included in the Registration Statement, certain portions of which, including the Statement of Additional Information, have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be obtained at the SEC’s principal office in Washington, DC, upon payment of any of the SEC’s prescribed fees and may also be obtained for free from the SEC’s web site (http://www.sec.gov). You may also obtain the Statement of Additional Information by writing the Company at One Security Benefit Place, Topeka, Kansas 66636 or by calling 1-800-888-2461. The Statement of Additional Information is also available online at www.dfinview.com/SecurityBenefit/TAHD/814121471?site=PSBL.
Financial Statements — You can find financial statements for Security Benefit Life Insurance Company and Subsidiaries and the Separate Account in the Statement of Additional Information. To receive a copy of the Statement

66

of Additional Information free of charge , call your investment professional or contact us at 1-800-888-2461, email us at SBLProspectusRequest@securitybenefit.com, or visit www.dfinview.com/SecurityBenefit/TAHD/814121471?site=PSBL.
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APPENDIX A

Underlying Funds Available Under the Contract

  The following is a list of Underlying Funds available under the Contract. More information about the Underlying Funds is available in the prospectuses for the Underlying Funds , which may be amended from time to time and can be found online at www.dfinview.com/SecurityBenefit/TAHD/814121471?site=PSBL. You can also request this information at no cost by calling 1 - 800 - 888 - 2461 or by sending an email request to SBLProspectusRequest@securitybenefit.com.
The current expenses and performance information below reflect fees and expenses of the Underlying Funds, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Underlying Fund’s past performance is not necessarily an indication of future performance.

Investment Type	Fund and Adviser/ Sub-Adviser	Current Expense Ratio [1]	Average Annual Total Returns (as of 12/31/2020)
			1 Year	5 Year	10 Year
Intermediate Term Bond	American Century Diversified Bond – Class A Adviser: American Century Investment Management, Inc .	0.85%	7.77%	3.84%	3.37%
Large Cap Value	American Century Equity Income – Class A Adviser: American Century Investment Management, Inc .	1.17%	0.83%	9.90%	9.47%
Mid Cap Growth	American Century Heritage – Class A Adviser: American Century Investment Management, Inc .	1.26%	42.20%	17.84%	13.39%
International Bond	American Century International Bond – Class A Adviser: American Century Investment Management, Inc .	1.06%	9.37%	3.91%	1.21%
International Equity	American Century International Growth – Class A Adviser: American Century Investment Management, Inc .	1.43%	25.28%	10.66%	7.50%
Large Cap Growth	American Century Select – Class A Adviser: American Century Investment Management, Inc .	1.24%	33.63%	18.75%	15.44%
Asset Allocation/ Lifestyle	American Century Strategic Allocation: Aggressive – Class A Adviser: American Century Investment Management, Inc.	1.57%	18.02%	11.19%	9.12%
Asset Allocation/ Lifestyle	American Century Strategic Allocation: Conservative – Class A Adviser: American Century Investment Management, Inc.	1.36%	13.09%	7.60%	6.38%
Asset Allocation/ Lifestyle	American Century Strategic Allocation: Moderate – Class A Adviser: American Century Investment Management, Inc.	1.49%	15.84%	9.67%	7.97%
Large Cap Growth	American Century Ultra ® – Class A Adviser: American Century Investment Management, Inc .	1.22%	49.40%	22.48%	17.52%
Mid Cap Blend	AMG River Road Mid Cap Value – Class N Adviser: AMG Funds LLC Sub-Adviser: River Road Asset Management LLC	1.12%	3.87%	6.20%	7.65%
Mid Cap Growth	Baron Asset – Retail Class Adviser: BAMCO, Inc.	1.31%	32.98%	19.61%	15.33%
Small Cap Growth	BlackRock® Advantage Small Cap Growth – Class A Adviser: BlackRock Advisors, LLC	1.02%	33.13%	16.87%	13.07%
Large Cap Value	BlackRock® Equity Dividend – Class A Adviser: BlackRock Advisors, LLC	0.96%	3.64%	10.52%	10.16%
Global Allocation	BlackRock ® Global Allocation – Class A Adviser: BlackRock Advisors , LLC	1.15%	20.79%	8.99%	6.51%

Investment Type	Fund and Adviser/Sub-Adviser	Current Expense Ratio[1]	Average Annual Total Returns (as of 12/31/2020)
			1 Year	5 Year	10 Year
International Equity	BlackRock ® International Dividend – Class A Adviser: BlackRock Advisors, LLC Sub-Adviser: BlackRock International Limited	1.48%	8.84%	6.38%	3.96%
Large Cap Blend	BNY Mellon Appreciation – Investor Class Adviser: BNY Mellon Investment Adviser, Inc. Sub-Adviser: Fayez Sarofim & Co.	0.89%	24.01%	16.33%	12.47%
Large Cap Value	BNY Mellon Dynamic Value – Class A Adviser: BNY Mellon Investment Adviser, Inc.	0.97%	3.66%	9.78%	10.11%
Mid Cap Value	BNY Mellon Opportunistic Midcap Value – Class A Adviser: BNY Mellon Investment Adviser, Inc.	1.18%	18.81%	11.02%	9.99%
Specialty	Calamos® Growth and Income – Class A Adviser: Calamos Advisors LLC	1.08%	22.43%	13.09%	9.74%
High Yield Bond	Calamos® High Income Opportunities – Class A Adviser: Calamos Advisors LLC	1.37%	4.78%	6.34%	4.85%
Small Cap Growth	ClearBridge Small Cap Growth [2] – Class A Adviser: Legg Mason Partners Fund Advisor, LLC Sub-Adviser: ClearBridge Investments, LLC	1.17%	43.45%	19.85%	15.47%
Intermediate Term Bond	Federated Hermes Corporate Bond – Class A Adviser: Federated Investment Management Company	1.00%	8.80%	6.77%	5.43%
Large Cap Blend	Fidelity ® Advisor Dividend Growth – Class M Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (U.K.) Limited; Fidelity Management & Research (Hong Kong) Limited (FMR H.K); Fidelity Management & Research (Japan) Limited (FMR Japan)	1.05%	(2.03%)	8.26%	8.68%
International Equity	Fidelity ® Advisor International Capital Appreciation [2] – Class M Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (U.K.) Limited; Fidelity Management & Research (Hong Kong) Limited (FMR H.K); Fidelity Management & Research (Japan) Limited (FMR Japan); FIL Investment Advisors (FIA); FIL Investment Advisors (UK) Limited (FIA(UK)); FIL Investments (Japan) Limited (FIJ	1.53%	27.46%	8.07%	8.63%
Mid Cap Blend	Fidelity ® Advisor Leveraged Company Stock – Class M Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (U.K.) Limited; Fidelity Management & Research (Hong Kong) Limited (FMR H.K); Fidelity Management & Research (Japan) Limited (FMR Japan)	1.32%	24.63%	4.55%	9.81%
Multi Cap Blend	Fidelity ® Advisor New Insights – Class M Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (U.K.) Limited; Fidelity Management & Research (Hong Kong) Limited (FMR H.K); Fidelity Management & Research (Japan) Limited (FMR Japan)	1.36%	19.01%	14.62%	12.74%

Investment Type	Fund and Adviser/Sub-Adviser	Current Expense Ratio[1]	Average Annual Total Returns (as of 12/31/2020)
			1 Year	5 Year	10 Year
Specialty-Sector	Fidelity ® Advisor Real Estate – Class M Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (U.K.) Limited; Fidelity Management & Research (Hong Kong) Limited (FMR H.K); Fidelity Management & Research (Japan) Limited (FMR Japan)	1.31%	18.16%	4.24%	10.09%
Mid Cap Blend	Fidelity ® Advisor Stock Selector Mid Cap [2] – Class M Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (U.K.) Limited; Fidelity Management & Research (Hong Kong) Limited (FMR H.K); Fidelity Management & Research (Japan) Limited (FMR Japan)	1.38%	8.57%	10.93%	10.08%
Small Cap Blend	Fidelity ® Advisor Value Strategies – Class M Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (U.K.) Limited; Fidelity Management & Research (Hong Kong) Limited (FMR H.K); Fidelity Management & Research (Japan) Limited (FMR Japan)	1.25%	3.94%	8.46%	8.60%
Emerging Markets	Goldman Sachs Emerging Markets Equity – Service Class Adviser: Goldman Sachs Asset Management, L.P.	1.69%	30.26%	14.82%	5.42%
Government Bond	Goldman Sachs Government Income – Service Class Adviser: Goldman Sachs Asset Management, L.P.	1.27%	6.13%	2.83%	2.40%
Specialty	Guggenheim Alpha Opportunity – Class A Adviser: Security Investors, LLC	1.73%	0.18%	1.06%	5.58%
Intermediate Term Bond	Guggenheim Core Bond – Class A Adviser: Security Investors, LLC	0.85%	14.56%	6.11%	5.55%
Floating Rate Bond	Guggenheim Floating Rate Strategies – Class A Adviser: Guggenheim Partners Investment Management, LLC	1.25%	1.41%	3.71%	N/A
High Yield Bond	Guggenheim High Yield – Class A Adviser: Security Investors, LLC	1.21%	4.99%	7.17%	5.77%
Large Cap Value	Guggenheim Large Cap Value – Class A Adviser: Security Investors, LLC	1.46%	2.57%	9.38%	8.87%
Specialty	Guggenheim Long Short Equity – Class P Adviser: Security Investors, LLC	1.78%	5.55%	2.29%	2.92%
Specialty	Guggenheim Macro Opportunities – Class A Adviser: Guggenheim Partners Investment Management, LLC	1.57%	11.09%	5.56%	N/A
Specialty	Guggenheim Managed Futures Strategy – Class P Adviser: Security Investors, LLC	1.92%	2.05%	(1.66%)	(1.49%)
Specialty	Guggenheim Multi - Hedge Strategies – Class P Adviser: Security Investors, LLC	2.16%	7.40%	2.06%	2.32%
Small Cap Value	Guggenheim Small Cap Value – Class A Adviser: Security Investors, LLC	3.23%	(0.61%)	6.71%	6.74%
Mid Cap Value	Guggenheim SMid Cap Value – Class A Adviser: Security Investors, LLC	1.25%	3.56%	10.41%	8.17%

Investment Type	Fund and Adviser/Sub-Adviser	Current Expense Ratio[1]	Average Annual Total Returns (as of 12/31/2020)
			1 Year	5 Year	10 Year
Large Cap Blend	Guggenheim StylePlus Large Core – Class A Adviser: Security Investors, LLC	1.45%	17.70%	14.38%	12.11%
Mid Cap Growth	Guggenheim StylePlus Mid Growth – Class A Adviser: Security Investors, LLC	1.59%	31.66%	16.77%	13.14%
Intermediate Term Bond	Guggenheim Total Return Bond – Class A Adviser: Guggenheim Partners Investment Management, LLC	0.87%	14.92%	6.28%	N/A
Global Equity	Guggenheim World Equity Income – Class A Adviser: Security Investors, LLC	1.48%	6.14%	8.10%	5.92%
Large Cap Growth	Invesco American Franchise – Class A Adviser: Invesco Advisers, Inc.	1.00%	42.18%	19.35%	15.03%
Large Cap Value	Invesco Comstock – Class A Adviser: Invesco Advisers, Inc.	0.84%	(0.79%)	8.66%	9.38%
Emerging Markets	Invesco Developing Markets – Class A Adviser: Invesco Advisers, Inc.	1.22%	0.17%	0.13%	0.05%
Small Cap Growth	Invesco Discovery – Class A Adviser: Invesco Advisers, Inc.	1.06%	50.06%	21.63%	16.50%
Mid Cap Growth	Invesco Discovery Mid Cap Growth – Class A Adviser: Invesco Advisers, Inc.	1.05%	40.11%	18.90%	15.32%
Specialty-Sector	Invesco Energy – Class A Adviser: Invesco Advisers, Inc.	1.45%	(32.18%)	(9.87%)	(9.12%)
Balanced/Asset Allocation	Invesco Equity and Income – Class A Adviser: Invesco Advisers, Inc.	0.80%	9.97%	8.72%	8.47%
Global Equity	Invesco Global – Class A Adviser: Invesco Advisers, Inc.	1.06%	27.61%	14.65%	11.37%
Equity Precious Metals	Invesco Gold & Special Minerals – Class A Adviser: Invesco Advisers, Inc.	1.20%	36.11%	24.71%	(3.63%)
Mid Cap Blend	Invesco Main Street Mid Cap – Class A Adviser: Invesco Advisers, Inc.	1.11%	9.13%	10.48%	10.03%
Small Cap Growth	Invesco Small Cap Growth [2] – Class A Adviser: Invesco Advisers, Inc.	1.15%	57.00%	19.81%	15.61%
Specialty-Sector	Invesco Technology – Class A Adviser: Invesco Advisers, Inc.	1.19%	45.97%	21.17%	15.18%
Multi Cap Value	Invesco Value Opportunities – Class A Adviser: Invesco Advisers, Inc.	1.22%	5.48%	8.73%	8.12%
Money Market	Invesco V.I. Government Money Market – Series II Adviser: Invesco Advisers, Inc.	0.73%	0.21%	0.70%	0.36%
Global Allocation	Ivy Asset Strategy – Class A Adviser: Ivy Investment Management Company	1.13%	13.46%	7.88%	0.57%
Mid Cap Value	Janus Henderson Mid Cap Value – Class S Adviser: Janus Capital Management, LLC	1.25%	(1.74%)	8.22%	7.60%

Investment Type	Fund and Adviser/Sub-Adviser	Current Expense Ratio[1]	Average Annual Total Returns (as of 12/31/2020)
			1 Year	5 Year	10 Year
International Equity	Janus Henderson Overseas – Class S Adviser: Janus Capital Management, LLC	1.05%	12.41%	11.46%	11.87%
Large Cap Blend	Janus Henderson U.S. Managed Volatility – Class S Adviser: Janus Capital Management, LLC Sub-Adviser: Intech Investment Management LLC	1.05%	12.41%	11.46%	11.87%
Large Cap Value	Neuberger Berman Large Cap Value – Advisor Class Adviser: Neuberger Berman Investment Advisers LLC	1.19%	14.11%	14.98%	10.13%
Specialty	Neuberger Berman Sustainable Equity – Trust Class Adviser: Neuberger Berman Investment Advisers LLC	1.03%	19.21%	12.87%	11.53%
Small Cap Growth	North Square Oak Ridge Small Cap Growth [2] – Class A Adviser: North Square Investments, LLC Sub-Adviser: Oak Ridge Investments, LLC	2.07%	29.91%	12.53%	10.74%
Balanced/Asset Allocation	Northern Global Tactical Asset Allocation – Class A Adviser: Northern Trust Investments, Inc.	0.70%	6.48%	7.52%	6.20%
Large Cap Blend	Northern Large Cap Core [2] Adviser: Northern Trust Investments, Inc.	0.56%	11.89%	12.11%	12.43%
Large Cap Value	Northern Large Cap Value Adviser: Northern Trust Investments , Inc .	0.82%	1.31%	8.97%	8.43%
Large Cap Blend	PGIM Jennison 20/20 Focus – Class A Adviser: PGIM Investments LLC Sub-Adviser: Jennison Associates LLC	1.20%	30.33%	15.73%	12.42%
Mid Cap Growth	PGIM Jennison Mid - Cap Growth – Class A Adviser: PGIM Investments LLC Sub-Adviser: Jennison Associates LLC	1.06%	42.16%	17.78%	13.78%
Specialty-Sector	PGIM Jennison Natural Resources – Class A Adviser: PGIM Investments LLC Sub-Adviser: Jennison Associates LLC	1.38%	11.17%	5.66%	(4.29%)
Small Cap Growth	PGIM Jennison Small Company [2] – Class A Adviser: PGIM Investments LLC Sub-Adviser: Jennison Associates LLC	1.18%	27.12%	13.81%	11.42%
Small Cap Value	PGIM QMA Small-Cap Value [2] – Class A Adviser: PGIM Investments LLC Sub-Adviser: QMA LLC	1.21%	(3.46%)	5.56%	N/A
Specialty	PIMCO All Asset – Class R Adviser: Pacific Investment Management Company LLC Sub-Adviser: Research Affiliates	2.035%	7.67%	7.59%	4.28%
Specialty-Sector	PIMCO CommodityRealReturn Strategy – Class A Adviser: Pacific Investment Management Company LLC	1.95%	0.42%	2.37%	(5.73%)
Emerging Markets Bond	PIMCO Emerging Markets Bond – Class A Adviser: Pacific Investment Management Company LLC	1.25%	6.14%	7.90%	5.07%
International Bond	PIMCO International Bond (U.S. Dollar-Hedged) – Class R Adviser: Pacific Investment Management Company LLC	1.25%	5.46%	4.64%	4.96%

Investment Type	Fund and Adviser/Sub-Adviser	Current Expense Ratio[1]	Average Annual Total Returns (as of 12/31/2020)
			1 Year	5 Year	10 Year
Short Term Bond	PIMCO Low Duration – Class R Adviser: Pacific Investment Management Company LLC	1.46%	5.46%	1.82%	1.54%
Inflation-Protected Bond	PIMCO Real Return – Class R Adviser: Pacific Investment Management Company LLC	1.18%	11.38%	4.74%	3.12%
Small Cap Blend	PIMCO StocksPLUS® Small Fund – Class A Adviser: Pacific Investment Management Company LLC	1.15%	19.31%	13.96%	12.14%
Intermediate Term Bond	PIMCO Total Return – Class R Adviser: Pacific Investment Management Company LLC	1.29%	8.24%	4.22%	3.54%
Multi-Sector Bond	Pioneer Strategic Income – Class A Adviser: Amundi Pioneer Asset Management US, Inc.	1.06%	7.39%	5.62%	4.66%
Small Cap Value	Royce Opportunity – Service Class Adviser: Royce & Associates, LP	1.54%	26.27%	15.20%	10.15%
Small Cap Blend	Royce Small-Cap Value – Service Class Adviser: Royce & Associates, LP	1.62%	(6.47%)	5.51%	4.14%
Balanced/Asset Allocation	T. Rowe Price Capital Appreciation – Advisor Class Adviser: T. Rowe Price Associates, Inc.	1.00%	17.80%	12.75%	11.90%
Large Cap Growth	T. Rowe Price Growth Stock – Class R Adviser: T. Rowe Price Associates, Inc.	1.02%	11.35%	7.88%	6.51%
Asset Allocation/ Target Date	T. Rowe Price Retirement 2010 – Class R Adviser: T. Rowe Price Associates, Inc.	1.02%	11.35%	7.88%	6.51%
Asset Allocation/ Target Date	T. Rowe Price Retirement 2015 – Class R Adviser: T. Rowe Price Associates, Inc.	1.05%	12.03%	8.49%	7.21%
Asset Allocation/ Target Date	T. Rowe Price Retirement 2020 – Class R Adviser: T. Rowe Price Associates, Inc.	1.07%	12.67%	9.27%	7.93%
Asset Allocation/ Target Date	T. Rowe Price Retirement 2025 – Class R Adviser: T. Rowe Price Associates, Inc.	1.11%	14.12%	10.07%	8.61%
Asset Allocation/ Target Date	T. Rowe Price Retirement 2030 – Class R Adviser: T. Rowe Price Associates, Inc.	1.14%	15.31%	10.79%	9.22%
Asset Allocation/ Target Date	T. Rowe Price Retirement 2035 – Class R Adviser: T. Rowe Price Associates, Inc.	1.17%	16.47%	11.34%	9.65%
Asset Allocation/ Target Date	T. Rowe Price Retirement 2040 – Class R Adviser: T. Rowe Price Associates, Inc.	1.19%	17.54%	11.83%	9.99%
Asset Allocation/ Target Date	T. Rowe Price Retirement 2045 – Class R Adviser: T. Rowe Price Associates, Inc.	1.21%	18.06%	12.07%	10.12%
Asset Allocation/ Target Date	T. Rowe Price Retirement 2050 – Class R Adviser: T. Rowe Price Associates, Inc.	1.21%	18.04%	12.06%	10.11%
Asset Allocation/ Target Date	T. Rowe Price Retirement 2055 – Class R Adviser: T. Rowe Price Associates, Inc.	1.21%	17.96%	12.03%	10.11%
Balanced/Asset Allocation	T. Rowe Price Retirement Balanced – Class R Adviser: T. Rowe Price Associates, Inc.	1.00%	10.88%	7.33%	5.73%
Small Cap Value	Victory RS Partners [2] – Class A Adviser: Victory Capital Management Inc.	1.53%	(5.31%)	9.05%	7.57%

Investment Type	Fund and Adviser/Sub-Adviser	Current Expense Ratio[1]	Average Annual Total Returns (as of 12/31/2020)
			1 Year	5 Year	10 Year
Specialty-Sector	Victory RS Science and Technology – Class A Adviser: Adviser: Victory Capital Management Inc.	1.48%	55.51%	28.79%	18.55%
Mid Cap Value	Victory RS Value – Class A Adviser: Adviser: Victory Capital Management Inc.	1.30%	(8.18%)	6.98%	7.42%
Mid Cap Value	Virtus Ceredex Mid Cap Value Equity – Class A Adviser: Virtus Fund Advisers, LLC Sub-Adviser: Ceredex Value Advisors LLC	1.31%	(1.52%)	9.86%	9.33%
Large Cap Growth	Wells Fargo Growth – Class A Adviser: Wells Fargo Funds Management, LLC Sub-Adviser: Wells Capital Management, Inc.	1.17%	48.91%	22.21%	17.12%
Large Cap Blend	Wells Fargo Large Cap Core – Class A Adviser: Wells Fargo Funds Management, LLC Sub-Adviser: Wells Capital Management, Inc.	1.22%	8.07%	10.94%	12.05%
Mid Cap Blend	Wells Fargo Opportunity – Class A Adviser: Wells Fargo Funds Management, LLC Sub-Adviser: Wells Capital Management, Inc.	1.21%	20.94%	14.59%	11.26%
Small Cap Value	Wells Fargo Small Company Value – Class A Adviser: Wells Fargo Funds Management, LLC Sub-Adviser: Wells Capital Management, Inc.	1.33%	2.00%	8.71%	8.44%
1 Certain Investment Portfolios and their investment advisers have entered into temporary expense reimbursement and/or fee waivers. Please see the Investment Portfolios’ prospectuses for additional information regarding these arrangements
2 This fund is no longer available for new transfers.

Optional Rider Investment Restrictions

If you have elected one of the optional riders listed in the table below, your Contract is subject to investment allocation restrictions.

Riders No Longer Available
Rider	Investment Restriction	Investment Allocation Impact on Crediting Rate
Guaranteed Minimum Death Benefit at 5%	N/A
The Company will credit a maximum rate of 4% for amounts allocated to the Invesco V.I. Government Money Market Subaccount, the Fixed Account and the Loan Account; however, you will still pay the rider charge applicable to the 5% rate.

Guaranteed Growth Death Benefit at 5%, 6% or 7%	N/A
The Company will credit a maximum rate of 4% for amounts allocated to the Invesco V.I. Government Money Market Subaccount, the Fixed Account and Loan Account; however, you will still pay the rider charge applicable to the rate you have selected.

APPENDIX B

Riders No Longer Available – Available for Purchase Only Prior to February 1, 2010

Guaranteed Minimum Income Benefit (This rider was available for purchase ONLY prior to February 1, 2010) — This rider makes available a minimum amount for the purchase of a fixed Annuity (“Minimum Income Benefit”). The Minimum Income Benefit is equal to Purchase Payments (which do not include any Bonus Amounts and/or Additional Amounts paid under the Bonus Match Rider) and any Credit Enhancements, net of any premium tax, less an adjustment for withdrawals, increased at an annual effective rate of interest of 3% or 5%, as elected in the application. (If you elected the Guaranteed Minimum Income Benefit at 5%, please note that the Company will credit a maximum rate of 4% for amounts allocated to the Invesco V.I. Government Money Market Subaccount, the Fixed Account and the Loan Account; however, you will still pay the rider charge applicable to the 5% rate.)
In crediting interest, the Company takes into account the timing of when each Purchase Payment and withdrawal occurred and accrues such interest until the earlier of: (1) the Annuity Start Date, or (2) the Contract Anniversary following the oldest Annuitant’s 80th birthday. In the event of a withdrawal, the Minimum Income Benefit is reduced as of the date of the withdrawal by a percentage found by dividing the withdrawal amount, including any withdrawal charges, by Contract Value immediately prior to the withdrawal.
You may apply the Minimum Income Benefit, less any applicable premium tax and pro rata account administration charge, to purchase a fixed Annuity within 30 days of any Contract Anniversary following the 10th Contract Anniversary. You may apply the Minimum Income Benefit to purchase only a fixed Annuity under Option 2, life income with a 10-year period certain, or Option 4B, joint and last survivor with a 10-year period certain. See the discussion of Options 2 and 4 under “Annuity Options.” The Annuity rates for this rider are based upon the 1983(a) mortality table with mortality improvement under Projection Scale G and an interest rate of 2½%. This rider was available only if the age of the Owner at the time the Contract was issued was age 79 or younger.
Example 1. How the Guaranteed Minimum Income Benefit Increases with Purchase Payments and Interest . Assume:
(i)	The Owner purchases the Contract with the Guaranteed Minimum Income Benefit at 5%.
(ii)	The initial Purchase Payment is $100,000.
(iii)	No Contract Value is allocated to the Invesco V.I. Government Money Market or Fixed Account.
(iv)	There are no outstanding loans on the Contract.
At the time the Contract is issued, the Minimum Income Benefit is $100,000. 191 days after Contract issue, the Owner adds a Purchase Payment of $50,000 to the Contract. As a result of interest accrued over the 191 days since the initial Purchase Payment, immediately prior to the $50,000 Purchase Payment, the Minimum Income Benefit has increased to $102,586, calculated as follows:
Initial Purchase Payment x (1 + Effective Annual Interest Rate)^Time Elapsed Since Initial Purchase Payment
$100,000 x ((1 + .05) (191/365) ) =
$100,000 x (1.05 (191/365) ) = $102,586
After the $50,000 Purchase Payment, the Minimum Income Benefit is $152,586 ($102,586 + $50,000).
Example 2. How the Guaranteed Minimum Income Benefit Decreases as a Result of Withdrawals .
Continuing from Example 1, the Owner takes a withdrawal of $15,000 a little over a year (377 days) after the $50,000 Purchase Payment. The Contract Value prior to the withdrawal is $150,000 and the Minimum Income Benefit prior to the withdrawal is $160,472.50 ($152,586 x 1.05 (377/365) ). After the withdrawal, the Minimum Income Benefit decreases as follows:
B-1

Minimum Income Benefit prior to withdrawal x (1 - (Withdrawal amount / Contract Value prior to Withdrawal))
$160,472.50 x (1 - ($15,000 / $150,000) =
$160,472.50 x (1 - .10) =
$160,472.50 x .90 = $144,425.25
After the $15,000 withdrawal, the Contract Value is $135,000 ($150,000 - $15,000), and the Minimum Income Benefit is $144,425.25.
Example 3. How the Minimum Income Benefit is used at Annuitization.
Continuing from Example 2, the Owner decides to annuitize the Contract 20 days after the 10th Contract Anniversary. Approximately 3,104 days have elapsed since the last withdrawal of $15,000. The Owner has taken no other withdrawals and added no additional Purchase Payments to the Contract. The Owner chooses Annuity Option 2 and monthly annuity payments. At the time of annuitization, the year is 2020, and the Owner, a male, is age 72. The guaranteed rate per thousand for the 5% Guaranteed Minimum Income Benefit assuming life with 10 year period certain for a male aged 72 in 2020 is $5.65. As a result of accrued interest, the Minimum Income Benefit at the time of annuitization is $218,695.20 ($144,425.25 x (1.05 (3104/365) )). The guaranteed monthly annuity payment is calculated as follows:
(Minimum Income Benefit at Annuitization / $1,000) x Applicable guaranteed rate per thousand
($218,695.20 / $1,000) x $5.65 =
$218.70 x $5.65 = $1,235.63
Guaranteed Growth Death Benefit (This rider was available for purchase ONLY prior to February 1, 2010) — This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:
1.	The sum of all Purchase Payments (not including any Credit Enhancements, Bonus Amounts, or Additional Amounts), less any withdrawals and withdrawal charges;
2.	The Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company; or
3.	The Guaranteed Growth Death Benefit.
The Guaranteed Growth Death Benefit is an amount equal to Purchase Payments and any Credit Enhancements (but not including any Bonus Amounts or Additional Amounts), net of any premium tax, less an adjustment for withdrawals, increased at an annual effective rate of interest of 3%, 5%, 6% or 7% (6% and 7% are not available to Texas residents), as elected in the application. (If you elected the Guaranteed Growth Death Benefit at 5%, 6% or 7%, please note that the Company will credit a maximum rate of 4% for amounts allocated to the Invesco V.I. Government Money Market Subaccount, the Fixed Account and Loan Account; however, you will still pay the rider charge applicable to the rate you have selected.) In crediting interest, the Company takes into account the timing of when each Purchase Payment and withdrawal occurred. The Company accrues such interest until the earliest of: (1) the Annuity Start Date; (2) the Contract Anniversary following the oldest Owner’s 80th birthday; (3) the date due proof of the Owner’s death and instructions regarding payment are received; or (4) the six-month anniversary of the Owner’s date of death. In the event of a withdrawal, the Guaranteed Growth Death Benefit is reduced as of the date of the withdrawal by a percentage found by dividing the withdrawal amount, including any withdrawal charges, by Contract Value immediately prior to the withdrawal.
B-2

The amount of the Guaranteed Growth Death Benefit shall not exceed an amount equal to 200% of Purchase Payments (not including any Credit Enhancements, Bonus Amounts, or Additional Amounts), net of premium tax and any withdrawals, including withdrawal charges.
If an Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner’s death, the death benefit will be Contract Value, as set forth in item 2 above.
This rider was available only if the age of the Owner at the time the Contract was issued was age 79 or younger. See the discussion under “Death Benefit.”
Example 1. How the Guaranteed Growth Death Benefit   Increases with Purchase Payments and Interest . Assume:
(i)	The Owner purchases the Contract with the Guaranteed Growth Death Benefit at 5%.
(ii)	The initial Purchase Payment is $100,000.
(iii)	No Contract Value is allocated to the Invesco V.I. Government Money Market or the Fixed Account.
(iv)	The Owner does not purchase a credit enhancement rider.
(v)	There are no applicable Bonus Credits.
(vi)	There are no outstanding loans on the Contract.
At the time the Contract is issued, the Guaranteed Growth Death Benefit is $100,000, and the Guaranteed Growth Death Benefit cap is 200% of Purchase Payments or $200,000. 191 days after Contract issue, the Owner adds a Purchase Payment of $50,000 to the Contract. As a result of interest accrued over the 191 days since the initial Purchase Payment, immediately prior to the $50,000 Purchase Payment, the Guaranteed Growth Death Benefit has increased to $102,586, calculated as follows:
Initial Purchase Payment x (1 + Effective Annual Interest Rate)^Time Elapsed Since Initial Purchase Payment
$100,000 x (1 + .05 (191/365) ) =
$100,000 x (1.05 (191/365) ) = $102,586
The Guaranteed Growth Death Benefit increases as a result of the Purchase Payment:
Guaranteed Growth Death Benefit prior to Purchase Payment + Purchase Payment
$102,586 + $50,000 = $152,586
The Guaranteed Growth Death Benefit cap also increases as a result of the Purchase Payment:
Guaranteed Growth Death Benefit cap prior to Purchase Payment + (Purchase Payment x 200%)
$200,000 + ($50,000 x 200%) =
$200,000 + $100,000 = $300,000
Following the $50,000 Purchase Payment, the Guaranteed Growth Death Benefit is $152,586, and the Guaranteed Growth Death Benefit cap is $300.000.
Example 2. How the Guaranteed Growth Death Benefit   Decreases as a Result of a Withdrawal .
Continuing from Example 1, the Owner takes a withdrawal of $15,000 a little over a year (377 days) after the $50,000 Purchase Payment. The Contract Value prior to the withdrawal is $150,000 and the Guaranteed Growth Death Benefit prior to the withdrawal is $160,472.50 ($152,586 x 1.05 (377/365) ). After the withdrawal, the Guaranteed Growth Death Benefit decreases as follows:
Guaranteed Growth Death Benefit prior to withdrawal x (1 - (Withdrawal amount / Contract Value prior to Withdrawal))
B-3

$160,472.50 x (1 - ($15,000 / $150,000) =
$160,472.50 x (1 - .10) =
$160,472.50 x .90 = $144,425.25
The Guaranteed Growth Death Benefit cap also decreases as a result of the withdrawal:
(Cumulative Purchase Payments - Cumulative withdrawals) x 200%
($150,000 - $15,000) x 200% =
$135,000 x 200% = $270,000
After the $15,000 withdrawal, the Contract Value is $135,000 ($150,000 - $15,000), the Guaranteed Growth Death Benefit is $144,425.25, and the Guaranteed Growth Death Benefit cap is $270,000.
Example 3. How the Guaranteed Growth Death Benefit applies at Death .
Continuing from Example 2, 439 days after the $15,000 withdrawal, the Company receives due proof of death. At the time of death, the Contract Value is $150,000. The amount payable at death would be the greatest of (1) the sum of all Purchase Payments, less any withdrawals and withdrawal charges (in this case, $135,000); (2) the Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company (in this case, $150,000); or (3) the Guaranteed Growth Death Benefit (in this case, $153,154 ($144,425.25 x 1.05 (439/365) ). Thus, $153,154 is the amount that would be paid.
Combined Annual Stepped Up and Guaranteed Growth Death Benefit (This rider was available for purchase ONLY prior to February 1, 2010) — This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:
1.	The sum of all Purchase Payments (not including any Credit Enhancements, Bonus Amounts, or Additional Amounts), less any withdrawals and withdrawal charges;
2.	The Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company;
3.	The Annual Stepped Up Death Benefit (as described above); or
4.	The Guaranteed Growth Death Benefit at 5% (as described above).
If an Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner’s death, the death benefit will be as set forth in item 2 above.
This rider was available only if the age of the Owner at the time the Contract was issued was age 79 or younger. See the discussion under “Death Benefit.”
Example of How the Combined Annual Stepped Up and Guaranteed Growth Death Benefit Works . Assume:
(i)	The Owner purchases the Contract with the Combined Annual Stepped Up and Guaranteed Growth Death Benefit.
(ii)	The Owner is age 60 when the Contract is purchased.
(iii)	The initial Purchase Payment is $100,000.
(iv)	The Owner takes no withdrawals between Contract issue and death.
B-4

At the time of Contract issue, the Annual Stepped Up Death Benefit is $100,000 (the Purchase Payment), the Guaranteed Growth Death Benefit at 5% is $100,000 (the Purchase Payment), and the Guaranteed Growth Death Benefit cap is 200% or $200,000.
Due to positive market performance, the Contract Value on the first Contract Anniversary is $125,000. The Annual Stepped Up Death Benefit increases to $125,000, the Guaranteed Growth Death Benefit increases to $105,000 ($100,000 x (1.05 (365/365) )), and the Guaranteed Growth Death Benefit cap remains unchanged at $200,000.
Due to negative market performance, the Contract Value on the second Contract Anniversary is $98,000. The Annual Stepped Up Death Benefit remains unchanged at $125,000, the Guaranteed Growth Death Benefit increases to $110,250 ($105,000 x (1.05 (365/365) )), and the Guaranteed Growth Death Benefit cap remains unchanged at $200,000.
212 days into the third Contract Year, the Owner dies. At the time of death, the Contract Value is $102,000, and the Annual Stepped Up Death Benefit is $113,418 ($110,250 x (1.05 (212/365) )). The death benefit is the greatest of: (1) the sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less any withdrawals and withdrawal charges (in this example, $100,000), (2) the Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company (in this example, $102,000), (3) the Annual Stepped Up Death Benefit (in this example, $125,000), or (4) the Guaranteed Growth Death Benefit at 5% (in this example, $113,418).
Thus, the death benefit payable is $125,000.
Enhanced Death Benefit (This rider was available for purchase ONLY prior to February 1, 2010) — This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greater of:
1.	The sum of all Purchase Payments (not including any Credit Enhancements, Bonus Amounts, or Additional Amounts), less any withdrawals and withdrawal charges; or
2.	The Contract Value on the Valuation Date due proof of the Owner’s death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit.
The Enhanced Death Benefit for a Contract issued prior to the Owner attaining age 70 is the lesser of: (1) 50% of Contract gain; or (2) 50% of adjusted Purchase Payments. For a Contract issued after the Owner has attained age 70 or older, the Enhanced Death Benefit is the lesser of: (1) 25% of Contract gain; or (2) 25% of adjusted Purchase Payments.
•	“Contract gain” is equal to Contract Value as of the date due proof of death and instructions with regard to payment are received less adjusted Purchase Payments.
•
“Adjusted Purchase Payments” are equal to all Purchase Payments made to the Contract adjusted for withdrawals and any applicable premium tax. In the event of a withdrawal, Purchase Payments are reduced as of the date of the withdrawal by a percentage found by dividing the withdrawal amount, including any withdrawal charges, by Contract Value immediately prior to the withdrawal.

If the Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner’s death, the death benefit will be the Contract Value on the Valuation Date due proof of the Owner’s death and instructions regarding payment are received by the Company.
B-5

This rider was available only if the age of the Owner at the time the Contract was issued was age 79 or younger. See the discussion under “Death Benefit.”
Example of How the Enhanced Death Benefit Works . Assume:
(i)	The Owner purchases the Contract with the Enhanced Death Benefit.
(ii)	The Owner is age 60 when the Contract is purchased.
(iii)	The initial Purchase Payment is $100,000.
During the fifth Contract Year, the Owner takes a withdrawal of $10,000. The Contract Value at the time of the withdrawal is $160,000. The adjusted Purchase Payments after the withdrawal are calculated as follows:
Previous Adjusted Purchase Payments x (1 - Withdrawal / Contract Value prior to withdrawal)
$100,000 x (1 - $10,000 / $160,000)
$100,000 x (1 - .0625)
$100,000 x .9375 = $93,750
During the sixth Contract Year, the Owner dies. At the time of death, the Contract Value is $175,000.
The Enhanced Death Benefit is the lesser of (1) 50% of the Contract gain, or (2) 50% of adjusted Purchase Payments.
50% of Contract gain = 50% x (Contract Value as of Due Proof of Death - Adjusted Purchase Payments)
50% x ($175,000 - $93,750) =
50% x $81,250 = $40,625
50% of adjusted Purchase Payments = 50% x 93,750 = $46,875
Thus, the Enhanced Death Benefit is $40,625.
The death benefit is the greater of: (1) the sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less any withdrawals and withdrawal charges (in this example, $90,000 ($100,000 - $10,000)), or (2) the Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company, plus the Enhanced Death Benefit (in this example, $215,625 ($175,000 + $40,625).
Thus, the death benefit payable is $215,625.
Combined Enhanced and Annual Stepped Up Death Benefit (This rider was available for purchase ONLY prior to February 1, 2010) — This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:
1.	The sum of all Purchase Payments (not including any Credit Enhancements, Bonus Amounts, or Additional Amounts), less any withdrawals and withdrawal charges;
2.	The Contract Value on the Valuation Date due proof of the Owner’s death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit (as described above); or
3.	The Annual Stepped Up Death Benefit (as described in Appendix C), plus the Enhanced Death Benefit (as described above).
If the Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner’s death,
B-6

the death benefit will be the Contract Value on the Valuation Date due proof of the Owner’s death and instructions regarding payment are received by the Company.
This rider was available only if the age of the Owner at the time the rider was issued was age 79 or younger. See the discussion under “Death Benefit.”
Example of How the Combined Enhanced and Annual Stepped Up Death Benefit Works . Assume:
(i)	The Owner purchases the Contract with the Combined Enhanced and Annual Stepped Up Death Benefit.
(ii)	The Owner is age 60 when the Contract is purchased.
(iii)	The initial Purchase Payment is $100,000.
(iv)	The Owner takes no withdrawals and makes no additional Purchase Payments.
(v)	On the first Contract Anniversary, the Contract Value is $105,000.
(vi)	On the second Contract Anniversary, the Contract Value is $99,000.
(vii)	On the third Contract Anniversary, the Contract Value is $106,000.
The Annual Stepped Up Death Benefit is $100,000 at Contract issue, increases to $105,000 at the first Contract Anniversary, remains unchanged at $105,000 at the second Contract Anniversary, and increases to $106,000 at the third Contract Anniversary.
During the fourth Contract Year, the Owner dies. At the time of death, the Contract Value is $107,000, and the Annual Stepped Up Death Benefit is $106,000.
The Enhanced Death Benefit is the lesser of (1) 50% of the Contract gain, or (2) 50% of adjusted Purchase Payments.
50% of Contract gain = 50% x (Contract Value as of Due Proof of Death - Adjusted Purchase Payments)
50% x ($107,000 - $100,000) =
50% x $7,000 = $3,500
50% of adjusted Purchase Payments = 50% x $100,000 = $50,000
Thus, the Enhanced Death Benefit is $3,500.
The death benefit is the greater of: (1) the sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less any withdrawals and withdrawal charges (in this example, $100,000), (2) the Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company, plus the Enhanced Death Benefit (in this example, $110,500 ($107,000 + $3,500), or (3) the Annual Stepped Up Death Benefit plus the Enhanced Death Benefit (in this example, $109,500 ($106,000 + $3,500).
Thus, the death benefit payable is $110,500.
Combined Enhanced and Guaranteed Growth Death Benefit (This rider was available for purchase ONLY prior to February 1, 2010) — This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:
1.	The sum of all Purchase Payments (not including any Credit Enhancements, Bonus Amounts, or Additional Amounts), less any withdrawals and withdrawal charges;
2.	The Contract Value on the Valuation Date due proof of the Owner’s death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit (as described above); or

B-7

3.	The Guaranteed Growth Death Benefit at 5% (as described above), plus the Enhanced Death Benefit (as described above).
If the Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner’s death, the death benefit will be the Contract Value on the Valuation Date due proof of the Owner’s death and instructions regarding payment are received by the Company.
This rider was available only if the age of the Owner at the time the rider was issued was age 79 or younger. See the discussion under “Death Benefit.”
Example of How the Combined Enhanced and Guaranteed Growth Death Benefit Works . Assume:
(i)	The Owner purchases the Contract with the Combined Enhanced and Guaranteed Growth Death Benefit at 5%.
(ii)	The Owner is age 60 when the Contract is purchased.
(iii)	The initial Purchase Payment is $100,000.
(iv)	The Owner takes no withdrawals and makes no additional Purchase Payments.
During the fourth Contract Year, 1,546 days from Contract issue, the Owner dies. At the time of death, the Contract Value is $107,000.
The Enhanced Death Benefit is the lesser of (1) 50% of the Contract gain, or (2) 50% of adjusted Purchase Payments.
50% of Contract gain = 50% x (Contract Value as of Due Proof of Death - Adjusted Purchase Payments)
50% x ($107,000 - $100,000) =
50% x $7,000 = $3,500
50% of adjusted Purchase Payments = 50% x $100,000 = $50,000
Thus, the Enhanced Death Benefit is $3,500.
The Guaranteed Growth Death Benefit at the time of death is calculated as follows:
Initial Purchase Payment x (1 + Effective Annual Interest Rate)^Time Elapsed Since Purchase Payment
$100,000 x ((1 + .05 (1546/365) )) =
$100,000 x (1.05 (1546/365) ) = $122,956
                                            (less than the $200,000 Guaranteed Growth Death Benefit cap of $200,000)
The death benefit is the greater of: (1) the sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less any withdrawals and withdrawal charges (in this example, $100,000), (2) the Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company, plus the Enhanced Death Benefit (in this example, $110,500 ($107,000 + $3,500), or (3) the Guaranteed Growth Death Benefit plus the Enhanced Death Benefit (in this example, $126,456 ($122,956 + $3,500).
Thus, the death benefit payable is $126,456.
Combined Enhanced, Annual Stepped Up, and Guaranteed Growth Death Benefit (This rider was available for purchase ONLY prior to February 1, 2010) — This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:
B-8

1.	The sum of all Purchase Payments (not including any Credit Enhancements, Bonus Amounts, or Additional Amounts), less any withdrawals and withdrawal charges;
2.	The Contract Value on the Valuation Date due proof of the Owner’s death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit (as described above); or
3.	The Annual Stepped Up Death Benefit (as described above), plus the Enhanced Death Benefit (as described above); or
4.	The Guaranteed Growth Death Benefit at 5% (as described above), plus the Enhanced Death Benefit (as described above).
If the Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner’s death, the death benefit will be the Contract Value on the Valuation Date due proof of the Owner’s death and instructions regarding payment are received by the Company.
This rider was available only if the age of the Owner at the time the rider was issued was age 79 or younger. See the discussion under “Death Benefit.”
Example of How the Combined Enhanced, Annual Stepped Up, and Guaranteed Growth Death Benefit Works . Assume:
(i)	The Owner purchases the Contract with the Combined Enhanced, Annual Stepped Up, and Guaranteed Growth Death Benefit at 5%.
(ii)	The Owner is age 60 when the Contract is purchased.
(iii)	The initial Purchase Payment is $100,000.
(iv)	The Owner takes no withdrawals and makes no additional Purchase Payments.
(v)	On the first Contract Anniversary, the Contract Value is $105,000.
(vi)	On the second Contract Anniversary, the Contract Value is $99,000.
(vii)	On the third Contract Anniversary, the Contract Value is $106,000.
The Annual Stepped Up Death Benefit is $100,000 at Contract issue, increases to $105,000 at the first Contract Anniversary, remains unchanged at $105,000 at the second Contract Anniversary, and increases to $106,000 at the third Contract Anniversary.
During the fourth Contract Year, 1,546 days from Contract issue, the Owner dies. At the time of death, the Contract Value is $107,000, and the Annual Stepped Up Death Benefit is $106,000.
The Enhanced Death Benefit is the lesser of (1) 50% of the Contract gain, or (2) 50% of adjusted Purchase Payments.
50% of Contract gain = 50% x (Contract Value as of Due Proof of Death - Adjusted Purchase Payments)
50% x ($107,000 - $100,000) =
50% x $7,000 = $3,500
50% of adjusted Purchase Payments = 50% x $100,000 = $50,000
Thus, the Enhanced Death Benefit is $3,500.
The Guaranteed Growth Death Benefit at the time of death is calculated as follows:
Initial Purchase Payment x (1 + Effective Annual Interest Rate)^Time Elapsed Since Initial Purchase Payment
$100,000 x ((1 + .05 (1546/365) )) =
$100,000 x (1.05 (1546/365) ) = $122,956
                                            (less than the $200,000 Guaranteed Growth Death Benefit cap of $200,000)
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The death benefit is the greater of: (1) the sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less any withdrawals and withdrawal charges (in this example, $100,000), (2) the Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company, plus the Enhanced Death Benefit (in this example, $110,500 ($107,000 + $3,500), (3) the Annual Stepped Up Death Benefit plus the Enhanced Death Benefit (in this example, $109,500 ($106,000 + $3,500)), (4) the Guaranteed Growth Death Benefit plus the Enhanced Death Benefit (in this example, $126,456 ($122,956 + $3,500).
Thus, the death benefit payable is $126,456.
Guaranteed Minimum Withdrawal Benefit (This rider was available for purchase ONLY prior to February 1, 2010) — If you elected this rider when you purchased the Contract, your “Benefit Amount” was equal to a percentage of the initial Purchase Payment including any Credit Enhancement. If you purchased the rider on a Contract Anniversary, your Benefit Amount was equal to a percentage of your Contract Value on the Valuation Date we added this rider to your Contract. The Benefit Amount, which is the amount available for withdrawal under this rider, is reduced as you take Annual Withdrawal Amounts, and the Benefit Amount as so reduced is referred to as the “Remaining Benefit Amount.”
Under this rider, you may withdraw up to a specified amount each Contract Year (the “Annual Withdrawal Amount”), regardless of the performance of your Contract Value, until the Remaining Benefit Amount is reduced to $0. The Annual Withdrawal Amount initially is a percentage of the initial Purchase Payment including any Credit Enhancement (or Contract Value on the purchase date of the rider if the rider was purchased on a Contract Anniversary). You may select one of the following combinations of Annual Withdrawal Amount and Benefit Amount:
Annual Withdrawal Amount*	Benefit Amount*
5%	130%
6%	110%
7%	100%
*A percentage of the initial Purchase Payment including any Credit Enhancement (or Contract Value on the purchase date of the rider if the rider was purchased on a Contract Anniversary)

If you do not take the Annual Withdrawal Amount during a Contract Year, you may not take more than the Annual Withdrawal Amount in the next Contract Year, without triggering a proportional reduction in the Annual Withdrawal Amount and Remaining Benefit Amount. The Annual Withdrawal Amount can be taken in one withdrawal or multiple withdrawals during the Contract Year. You can continue to take up to the Annual Withdrawal Amount each Contract Year until the Remaining Benefit Amount is depleted.
Example 1. Annual Withdrawal Amount Continues when the Contract Value Reaches Zero .  Assume:
(i)	The Owner purchases the Contract with the Guaranteed Minimum Withdrawal Benefit.
(ii)	The initial Purchase Payment is $100,000, and no additional Purchase Payments are added to the Contract.
(iii)	The Owner elects 5% as the Annual Withdrawal Amount, with 130% as the corresponding Benefit Amount.
(iv)	The assumed rate of return is -1.00%.
At the beginning of Contract Year 1, the Contract Value is $100,000, the Remaining Benefit Amount is $130,000, and the Annual Withdrawal Amount is $5,000.  If the Owner takes no other withdrawals in Contract Year 1 besides the Annual Withdrawal Amount, at the beginning of Contract Year 2, the Contract Value is $94,050 and the Remaining Benefit Amount is $125,000.  If the Owner continues taking only the Annual Withdrawal Amount each Contract Year, at the end of Contract Year 19, the Contract Value is $0, but the Remaining Benefit Amount is $35,000.  The Owner can continue taking the Annual Withdrawal Amount for seven additional Contract Years until the Remaining Benefit Amount is $0.
If you take more than the Annual Withdrawal Amount in a Contract Year, we will recalculate the Remaining Benefit Amount, and your Annual Withdrawal Amount may be lower in the future. Withdrawals under this rider reduce
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Contract Value by the amount of the withdrawal, including any applicable withdrawal charges or premium taxes and any forfeited Credit Enhancements; provided, however, that a withdrawal of the Annual Withdrawal Amount is not subject to a withdrawal charge. Any withdrawal up to the Annual Withdrawal Amount in a Contract Year reduces the free withdrawal amount otherwise available in that Contract Year, and withdrawals, including withdrawals of the Annual Withdrawal Amount, may result in forfeiture of Credit Enhancements if you have the Extra Credit Rider in effect. Please see the discussion under “Contingent Deferred Sales Charge,” and “Extra Credit.” Withdrawals, including withdrawals of the Annual Withdrawal Amount, may result in receipt of taxable income to the Owner and, if made prior to the Owner attaining age 59½, may be subject to a 10% penalty tax. Please see “Federal Tax Matters.”
The Annual Withdrawal Amount will remain the same each Contract Year unless you make additional Purchase Payments after the purchase date of the rider, withdraw more than the Annual Withdrawal Amount in a Contract Year, or elect to reset the Remaining Benefit Amount as discussed below. If additional Purchase Payments are made, the Annual Withdrawal Amount will increase by an amount equal to 5%, 6% or 7% of the Purchase Payment including any Credit Enhancements, and the Remaining Benefit Amount will increase by an amount equal to 130%, 110% or 100% of the Purchase Payment including any Credit Enhancements, depending on which combination of Annual Withdrawal Amount and Benefit Amount you have selected.
The Annual Withdrawal Amount and Remaining Benefit Amount are recalculated in the event of a withdrawal in a Contract Year that exceeds the Annual Withdrawal Amount as follows. The Annual Withdrawal Amount and Remaining Benefit Amount respectively are reduced by an amount equal to a percentage of the Annual Withdrawal Amount and Remaining Benefit Amount determined by dividing the excess withdrawal amount by Contract Value after deduction of any Annual Withdrawal Amount included in the withdrawal.
Example 2. Effect of an Excess Withdrawal and Recalculation of the Remaining Benefit Amount and the Annual Withdrawal Amount . Assume:
(i)	The Owner purchases the Contract with the Guaranteed Minimum Withdrawal Benefit.
(ii)	The initial Purchase Payment is $100,000, and no additional Purchase Payments are added to the Contract.
(iii)	The Owner elects 5% as the Annual Withdrawal Amount, with 130% as the corresponding Benefit Amount.
At the beginning of Contract Year 1, the Contract Value is $100,000, the Remaining Benefit Amount is $130,000, and the Annual Withdrawal Amount is $5,000. Due to negative market performance, in Contract Year 1 the Contract Value is reduced to $85,000 and the Owner decides to withdraw $15,000. This reduces the Contract Value to $70,000 ($85,000 - $15,000). Because the $15,000 withdrawal exceeds the Annual Withdrawal Amount, the Remaining Benefit Amount and future Annual Withdrawal Amount will be reduced. The excess withdrawal is equal to $10,000 ($15,000 - $5,000), the amount of the withdrawal in excess of the Annual Withdrawal Amount.
The percentage reduction in the Remaining Benefit Amount and the future Annual Withdrawal Amount is calculated as follows:
Excess Withdrawal Amount / (Contract Value Prior to Withdrawal - Annual Withdrawal Amount):
$10,000 / ($85,000 - $5,000) =
$10,000 / $80,000 = 12.50%
The adjusted Remaining Benefit Amount is calculated as follows:
(Remaining Benefit Amount - Annual Withdrawal Amount) x Calculated Reduction
($130,000 - $5,000) x (1 - 12.50%) =
$125,000 x 87.50% = $109,375
The future Annual Withdrawal Amount is calculated as follows:
Annual Withdrawal Amount x Calculated Reduction
$5,000 x (1 - 12.50%) = $4,375
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After the reduction, the Remaining Benefit Amount is $109,375 and the future Annual Withdrawal Amount is $4,375.
After the fifth anniversary of the purchase of this rider, you may elect to reset the Remaining Benefit Amount to an amount equal to Contract Value on the reset date and the Annual Withdrawal Amount to 5%, 6% or 7%, as applicable, of Contract Value on that date; provided, however, that the Annual Withdrawal Amount will remain the same if the current Annual Withdrawal Amount is greater than the reset amount. Once a reset election has been made, you may not elect another reset until after the fifth anniversary of the prior reset date. The Company reserves the right to require that resets be effected on a Contract Anniversary and the rider charge may be increased in the event that you elect a reset; provided, however, that such charge will not exceed 1.10%.
Example 3. Remaining Benefit Amount Reset . Assume:
(i)	The Owner purchases the Contract with the Guaranteed Minimum Withdrawal Benefit.
(ii)	The initial Purchase Payment is $100,000, and no additional Purchase Payments are added to the Contract.
(iii)	The Owner elects 5% as the Annual Withdrawal Amount, with 130% as the corresponding Benefit Amount.
At the beginning of Contract Year 1, the Contract Value is $100,000, the Remaining Benefit Amount is $130,000, and the Annual Withdrawal Amount is $5,000. On the sixth Contract Anniversary, the Owner elects to reset the Remaining Benefit Amount. The Owner has taken no other withdrawals besides the Annual Withdrawal Amount for the last six Contract Years. On the sixth Contract Anniversary, due to positive market performance, the Contract Value is $120,000, and the Remaining Benefit Amount is $100,000 ($130,000 – ($5,000 x 6)). Upon the reset, the Remaining Benefit Amount will increase to $120,000, and the Annual Withdrawal Amount will increase from $5,000 to $6,000 ($120,000 x 5%). After the reset, the Contract will not be eligible for another reset until after the 11th Contract Anniversary.
While this rider is in effect, we reserve the right to restrict subsequent Purchase Payments. This rider will terminate upon the earliest of: (1) termination of the Contract, (2) the Annuity Start Date, (3) any Valuation Date on which Contract Value and the Remaining Benefit Amount are equal to $0, (4) a full withdrawal of Contract Value pursuant to a withdrawal that exceeds the Annual Withdrawal Amount for that Contract Year, or (5) upon the first death of any Owner, or if the Owner is a non-natural person, the death of an Annuitant or a Joint Owner that is a natural person. This rider may not be reinstated by Purchase Payments or reset after such termination. This rider was available only if the age of each Owner and Annuitant at the time the rider was purchased was age 85 or younger.
If you have a qualified contract, you may be required to take minimum distributions from the Contract during your lifetime. If your required minimum distribution amount exceeds your Annual Withdrawal Amount, you will have to withdraw more than the Annual Withdrawal Amount to avoid the imposition of a 50% excise tax, causing a proportional reduction in the Remaining Benefit Amount.
Total Protection (This rider was available for purchase ONLY prior to February 1, 2010) — This rider makes available a (1) Guaranteed Growth Death Benefit at 5%; (2) Guaranteed Minimum Withdrawal Benefit with an Annual Withdrawal Amount of 5% and a Benefit Amount of 100%; and (3) Guaranteed Minimum Accumulation Benefit as described below.
Upon the death of the Owner or any Joint Owner prior to the Annuity Start Date, a Guaranteed Growth Death Benefit at 5% will be available as described under “Guaranteed Growth Death Benefit,” with the following differences. Under this rider, the Guaranteed Growth Death Benefit will be reduced by any Annual Withdrawal Amount taken under the Guaranteed Minimum Withdrawal Benefit and will be reduced proportionately by any withdrawal that exceeds in whole or in part the Annual Withdrawal Amount for the Contract Year. The Guaranteed Growth Death Benefit is reduced as of the date of any such withdrawal by a percentage that is determined by dividing the excess withdrawal amount by Contract Value after deduction of any Annual Withdrawal Amount included in the withdrawal. Also, under this rider, the amount of the Guaranteed Growth Death Benefit shall not exceed an amount equal to 200% of Purchase Payments (not including any Credit Enhancements or Purchase Payments made during the 12 months preceding the Owner’s date of death), net of premium tax and any withdrawals, including withdrawal charges. Finally, under this rider, the annual effective rate of interest used in calculating the benefit will be 5% for Contract Value allocated to any of the Subaccounts, including the Invesco V.I. Government Money Market Subaccount. If the
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Guaranteed Growth Death Benefit on any Valuation Date is equal to $0, the benefit will terminate and may not be reinstated or reset (as described below) after such termination.
This rider also makes available a Guaranteed Minimum Withdrawal Benefit (as described under “Guaranteed Minimum Withdrawal Benefit” above); provided, however, that the Annual Withdrawal Amount is equal to 5%, and the Remaining Benefit Amount is equal to 100%, of the initial Purchase Payment including any Credit Enhancement (or Contract Value on the purchase date of this rider if the rider was purchased on a Contract Anniversary).
The Guaranteed Minimum Accumulation Benefit provides that at the end of the “Term,” which is the ten-year period beginning on the date of your purchase of the rider, the Company will apply an additional amount to your Contract if the Contract Value on that date is less than the Guaranteed Minimum Accumulation Benefit amount. The additional amount will be equal to the difference between the Contract Value on that date and the Guaranteed Minimum Accumulation Benefit amount on that date. Any additional amount added to your Contract will be allocated among the Subaccounts in the same proportion as Contract Value is allocated on that date. No additional amount will be applied if the Contract Value is greater than the Guaranteed Minimum Accumulation Benefit amount on the last day of the Term.
The Guaranteed Minimum Accumulation Benefit amount is equal to 105% of your initial Purchase Payment including any Credit Enhancement (or Contract Value on the purchase date of this rider if the rider was purchased on a Contract Anniversary); plus 105% of any Purchase Payments (including any Credit Enhancements) made during the first three years of the Term; less any withdrawals of the Annual Withdrawal Amount under the Guaranteed Minimum Withdrawal Benefit; and less an adjustment for any withdrawals that exceed in whole or in part the Annual Withdrawal Amount for the Contract Year. The adjustment reduces the Guaranteed Minimum Accumulation Benefit amount by a percentage that is determined by dividing the excess withdrawal amount by Contract Value after deduction of any Annual Withdrawal Amount included in the withdrawal.
The Guaranteed Minimum Accumulation Benefit will terminate upon payment of any additional amount as described above or upon expiration of the Term without payment of an additional amount. This benefit may not be reinstated by Purchase Payments or reset after such termination.
After the fifth anniversary of the purchase of this rider, you may elect to reset the Remaining Benefit Amount, the Guaranteed Growth Death Benefit and the Guaranteed Minimum Accumulation Benefit to an amount equal to Contract Value on the reset date; provided that Contract Value on that date is greater than the Remaining Benefit Amount. The Annual Withdrawal Amount will reset to 5% of Contract Value on the reset date, unless the current Annual Withdrawal Amount is greater, in which case the Annual Withdrawal Amount will remain the same. The reset election must be made as to all or none of the Remaining Benefit Amount, the Guaranteed Growth Death Benefit and the Guaranteed Minimum Accumulation Benefit. If you elect a reset, a new Term will begin for the Guaranteed Minimum Accumulation Benefit effective on the reset date. Once a reset election has been made, you may not elect another reset until after the fifth anniversary of the prior reset date. The Company reserves the right to require that resets be effected on a Contract Anniversary and the rider charge may be increased in the event that you elect a reset; provided, however, that such charge will not exceed 1.45%.
This rider will terminate upon the earliest of: (1) termination of the Contract, (2) the Annuity Start Date, (3) any Valuation Date on which Contract Value and the Remaining Benefit Amount are equal to $0, (4) a full withdrawal of Contract Value pursuant to a withdrawal that exceeds the Annual Withdrawal Amount for that Contract Year, or (5) upon the first death of any Owner, or if the Owner is a non-natural person, the death of an Annuitant or a Joint Owner that is a natural person.
While this rider is in effect, we reserve the right to restrict subsequent Purchase Payments. This rider was available only if the age of each Owner and Annuitant at the time the rider was purchased was 79 or younger.
Because of the ten-year Term, if you are within ten years of your required beginning date for taking required minimum distributions under a Qualified Contract, you may not be able to receive the full value of the Guaranteed Minimum Accumulation Benefit. You should consult a tax adviser before resetting the Guaranteed Minimum Accumulation Benefit with a Qualified Contract.
Example 1. How an Additional Purchase Payment Affects the Total Protection Rider . Assume:
(i)	The Owner purchases the Contract with the Total Protection Rider.
(ii)	The initial Purchase Payment is $100,000.
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At Contract issue, the Guaranteed Growth Death Benefit is $100,000, the Guaranteed Growth Death Benefit cap is $200,000 ($100,000 x 200%), the Remaining Benefit Amount is $100,000 ($100,000 x 100%), the Annual Withdrawal Amount is $5,000 ($100,000 x 5%), and the Minimum Accumulation Benefit is $105,000 ($100,000 x 105%).
The Owner adds a Purchase Payment of $10,000 to the Contract in the first Contract Year (42 days after Contract issue). As a result of interest accrued over the 42 days since the initial Purchase Payment, immediately prior to the $10,000 Purchase Payment, the Guaranteed Growth Death Benefit has increased to $100,563, calculated as follows:
Initial Purchase Payment x (1 + Effective Annual Interest Rate)^Time Elapsed Since Initial Purchase Payment
$100,000 x (1 + .05 (42/365) ) =
$100,000 x (1.05 (42/365) ) = $100,563
The Guaranteed Growth Death Benefit increases as a result of the Purchase Payment:
Guaranteed Growth Death Benefit prior to Purchase Payment + Purchase Payment
$100,563 + $10,000 = $110,563
The Guaranteed Growth Death Benefit cap also increases as a result of the Purchase Payment:
Guaranteed Growth Death Benefit cap prior to Purchase Payment + (Purchase Payment x 200%)
$200,000 + ($10,000 x 200%) =
$200,000 + $20,000 = $220,000
The Remaining Benefit Amount increases as a result of the Purchase Payment:
Remaining Benefit Amount prior to Purchase Payment + (Additional Purchase Payment x 100%)
$100,000 + ($10,000 x 100%) =
$100,000 + $10,000 = $110,000
The Annual Withdrawal Amount increases as a result of the Purchase Payment:
Prior Annual Withdrawal Amount + (Purchase Payment x 5%)
$5,000 + ($10,000 x 5%) =
$5,000 + $500 = $5,500
The Minimum Accumulation Benefit increases as a result of the Purchase Payment:
Minimum Accumulation Benefit prior to Purchase Payment + (Purchase Payment x 105%)
$105,000 + ($10,000 x 105%) =
$105,000 + $10,500 = $115,500
Example 2. How a Withdrawal Affects the Total Protection Rider .
Continuing from Example 1, the Owner withdraws $10,500 from the Contract in the fourth Contract Year (1,450 days after the additional Purchase Payment). The Contract Value prior to withdrawal is $130,500.
As a result of interest accrued over the 1,450 days since the additional Purchase Payment, immediately prior to the $10,500 withdrawal, the Guaranteed Growth Death Benefit has increased to $134,210.50, calculated as follows:
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Guaranteed Growth Death Benefit x (1 + Effective Annual Interest Rate)^Time Elapsed Since Additional Purchase Payment
$110,563 x (1 + .05 (1450/365) ) =
$110,563 x (1.05 (1450/365) ) = $134,210.50
The Guaranteed Growth Death Benefit decreases as a result of the withdrawal:
(Guaranteed Growth Death Benefit prior to withdrawal - Annual Withdrawal Amount) x (1 - (Amount of withdrawal in excess of the Annual Withdrawal Amount / (Contract Value - Annual Withdrawal Amount)))
($134,210.50 - $5,500) x (1 - ($10,500 - $5,500) / ($130,500 - $5,500)) =
$128,710.50 x (1 - ($5,000 / $125,000)) =
$128,710.50 x (1 - .04) =
$128,710.50 x .96 = $123,562.08
The Guaranteed Growth Death Benefit cap also decreases as a result of the withdrawal:
(Cumulative Purchase Payments - Cumulative withdrawals) x 200%
($100,000 + $10,000 - $10,500) x 200% =
$99,500 x 200% = $199,000
The Remaining Benefit Amount decreases as a result of the withdrawal:
(Remaining Benefit Amount prior to withdrawal - Annual Withdrawal Amount) x (1 - (Amount of withdrawal in excess of the Annual Withdrawal Amount / (Contract Value - Annual Withdrawal Amount)))
($110,000 - $5,500) x (1 - ($10,500 - $5,500) / ($130,500 - $5,500)) =
$104,500 x (1 - ($5,000 / $125,000)) =
$104,500 x (1 - .04) =
$104,500 x .96 = $100,320
The Annual Withdrawal Amount decreases as a result of the withdrawal:
Prior Annual Withdrawal Amount x (1 - (Amount of withdrawal in excess of the Annual Withdrawal Amount / (Contract Value - Annual Withdrawal Amount)))
$5,500 x (1 - ($10,500 - $5,500) / ($130,500 - $5,500)) =
$5,500 x (1 - ($5,000 / $125,000)) =
$5,500 x (1 - .04) =
$5,500 x .96 = $5,280
The Minimum Accumulation Benefit decreases as a result of the withdrawal:
(Minimum Accumulation Benefit prior to withdrawal - Annual Withdrawal Limit) x (1 - (Amount of withdrawal in excess of the Annual Withdrawal Amount / (Contract Value - Annual Withdrawal Amount)))
($115,500 - $5,500) x (1 - ($10,500 - $5,500) / ($130,500 - $5,500)) =
$110,000 x (1 - ($5,000 / $125,000)) =
$110,000 x (1 - .04) =
$110,000 x 0.96 = $105,600
After the withdrawal, the Guaranteed Growth Death Benefit is $123,562.08, the Guaranteed Growth Death Benefit cap is $199,000, the Remaining Benefit Amount is $100,320, the Annual Withdrawal Amount is $5,280, and the Minimum Accumulation Benefit is $105,600.
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Example 3. Total Protection Rider at the end of 10 Years .
Continuing from Example 2, assume the Owner does not reset the Guaranteed Minimum Accumulation Benefit term for the first 10 Contract Years. At the end of 10 Contract Years, the Owner’s Contract Value is $104,000, and the Guaranteed Minimum Accumulation Benefit is $105,600. Because the Guaranteed Minimum Accumulation Benefit exceeds the Contract Value, the difference of $1,600 will be added to the Owner’s Contract Value. Once this additional amount has been added to the Owner’s Contract Value, the Guaranteed Minimum Accumulation Benefit terminates.
Waiver of Withdrawal Charge—10 Years or Disability (This rider was available for purchase ONLY prior to February 1, 2010) — This Rider makes available a waiver of any withdrawal charge if at the time of withdrawal:
•	The Contract has been in force for 10 or more Contract Years and the Owner has made Purchase Payments on a quarterly (or more frequent) basis for at least five full Contract Years; or
•	The Owner has become totally and permanently disabled after the Contract Date and prior to age 65.
Effective as of the date of the first withdrawal under the terms of this Rider, no additional Purchase Payments may be made to the Contract.
Example of the Waiver of Withdrawal Charge—10 Years or Disability . Assume:
(i)	The Owner purchased the Contract with the Waiver of Withdrawal Charge—10 Years or Disability Rider.
(ii)	The Owner meets the criteria for total and permanent disability after the Contract Date and prior to age 65.
(iii)	The Owner requests a withdrawal of $25,000 in Contract Year 3.
(iv)	The free withdrawal amount for Contract Year 3 is $10,000.
Without the Waiver of Withdrawal Charge—10 Years or Disability Rider, the charge applicable to the $25,000 withdrawal would be $900, calculated as follows: ($25,000 - $10,000) x 6% Withdrawal Charge, and the Owner would receive $24,100 ($25,000 - $900). With the Waiver of Withdrawal Charge—10 Years or Disability Rider, there is no Withdrawal Charge, and the Owner receives the full $25,000.
Waiver of Withdrawal Charge—Hardship (This rider was available for purchase ONLY prior to February 1, 2010) — This Rider makes available a waiver of any withdrawal charge in the event the Owner experiences a hardship, as defined for purposes of Section 401(k) of the Internal Revenue Code of 1986, as amended. The Company may require the Owner to provide satisfactory proof of hardship. Effective as of the date of the first withdrawal under the terms of this Rider, no additional Purchase Payments may be made to the Contract.
Example of the Waiver of Withdrawal Charge—Hardship . Assume:
(i)	The Owner purchased the Contract with the Waiver of Withdrawal Charge—Hardship Rider.
(ii)	The Owner experiences a hardship as defined in Section 401(k) of the Internal Revenue Code of 1986, as amended.
(iii)	The Owner requests a withdrawal of $25,000 in Contract Year 3.
(iv)	The free withdrawal amount for Contract Year 3 is $10,000.
Without the Waiver of Withdrawal Charge—Hardship Rider, the charge applicable to the $25,000 withdrawal would be $900, calculated as follows: ($25,000 - $10,000) x 6% Withdrawal Charge, and the Owner would receive $24,100 ($25,000 - $900). With the Waiver of Withdrawal Charge—Hardship Rider, there is no Withdrawal Charge, and the Owner receives the full $25,000.
Waiver of Withdrawal Charge—5 Years and Age 59½ (This rider was available for purchase ONLY prior to February 1, 2010) — This Rider makes available a waiver of any withdrawal charge if at the time of withdrawal:
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•	The Owner is age 59½ or older; and
•	The Owner has made Purchase Payments on a quarterly (or more frequent) basis for at least 5 full Contract Years.

Effective as of the date of the first withdrawal under the terms of this Rider, no additional Purchase Payments may be made to the Contract.
Example of the Waiver of Withdrawal Charge—5 Years and Age 59½ . Assume:
(i)	The Owner purchased the Contract with the Waiver of Withdrawal Charge—5 Years and Age 59½ Rider.
(ii)	The initial Purchase Payment is $100,000.
(iii)	The Owner is now age 72 and has been making quarterly Purchase Payments of $100 for 5 full Contract Years.
(iv)	The Owner requests a withdrawal of $25,000 at the beginning of Contract Year 6.
(v)	The free withdrawal amount for Contract Year 6 is $11,800.
(vi)	No additional Purchase Payments are made after the withdrawal in Contract Year 6.

Without the Waiver of Withdrawal Charge—5 Years and Age 59½ Rider, the charge applicable to the $25,000 withdrawal would be $396, calculated as follows: ($25,000 - $11,800) x 3% Withdrawal Charge, and the Owner would receive $24,604 ($25,000 - $396). With the Waiver of Withdrawal Charge—5 Years and Age 59½ Rider, there is no Withdrawal Charge, and the Owner receives the full $25,000.
Bonus Match (This rider was available for purchase ONLY prior to February 1, 2010) — This rider was not available in all states and was available only in connection with a retirement plan qualified under Section 403(b) of the Internal Revenue Code. You could elect this rider at Contract issue or any time thereafter. Upon the Company’s acceptance of your election of the rider, the rider would be in effect as of the Valuation Date the Company received your rider election form or written request electing the rider. You may cancel this rider at any time.
The rider provided for the Company to add a Bonus Amount to your Contract Value during the “Bonus Match Period,” which was the period that began on the date the rider was first in effect and ended on the earlier of: (1) the fifth anniversary of the rider’s date of issue, or (2) termination of the rider. The Company would apply the Bonus Amount only to the first $10,000 in salary reduction Purchase Payments in any Contract Year. You could have in effect on your Contract both a Bonus Match Rider and an Extra Credit Rider; provided, however, that each rider calculated the Bonus Amount and Credit Enhancement amount, respectively, on the basis of Purchase Payments, which did not include any Bonus Amount or Credit Enhancement. See “Extra Credit.”
The Bonus Amount was an amount equal to the applicable percentage of Purchase Payments applied to your Contract under a salary reduction arrangement while the rider was in effect. The Company would apply Bonus Amounts to your Contract Value on the Valuation Date next following the Valuation Date on which such salary reduction Purchase Payment was applied. As set forth in the applicable table below, the Bonus Amount percentage was based on the amount of Contract Value as of the date that the Bonus Amount was applied. Bonus Amounts would be allocated among the Subaccounts in the same proportion as the applicable salary reduction Purchase Payment.
The Company applied the Bonus Amount percentage under Table 1 or 2 below based upon whether you had in effect an active affinity credit card. Table 1 applies to salary reduction Purchase Payments received if you did not have an active affinity credit card as of the date of receipt of such Purchase Payment:
Table 1
Contract Value as of Date Bonus Amount is Applied	Bonus Amount (As a % of Salary Reduction Purchase Payments)
Less than $50,000	1%
$50,000 up to $100,000	2%
$100,000 up to $250,000	3%
$250,000 or more	4%

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Table 2 applied if you had: (1) completed the affinity credit card application provided by the Company; (2) received approval from the affinity credit card issuer selected by the Company; (3) made first use of the affinity credit card; and (4) your affinity credit card was active upon the date of receipt of the salary reduction Purchase Payment. The Company required that you keep the affinity credit card active and enter into a new affinity credit card arrangement if any current card arrangement was terminated to keep the Bonus Amount in Table 2 in effect.
Table 2
Contract Value as of Date Bonus Amount is Applied	Bonus Amount (As a % of Salary Reduction Purchase Payments)
Less than $50,000	4%
$50,000 up to $100,000	6%
$100,000 up to $250,000	8%
$250,000 or more	10%

During the Bonus Match Period, if the Owner did not maintain an active affinity credit card, the Bonus Amount in Table 2 would terminate automatically, and the Bonus Amount percentage under Table 1 would apply to salary reduction Purchase Payments received while the affinity credit card was not active. If the Owner later reactivated the credit card, the Bonus Amount percentage under Table 2 would apply to salary reduction Purchase Payments received after the Company received notice from the affinity credit card issuer that you had reactivated the card and first use had occurred for so long as the credit card was active. The Owner may have elected not to apply for the affinity credit card and receive Bonus Amounts only under Table 1 above.
The Company guaranteed that it would pay the applicable Bonus Amounts during the Bonus Match Period. In its sole discretion, the Company could add Bonus Amounts to your Contract Value after the fifth anniversary of the rider’s date of issue, but any such additional Bonus Amounts were not guaranteed and would be paid only while the rider is in effect.
At the end of each calendar year while this rider is in effect, the Company in its sole discretion could elect to add to Contract Value an “Additional Amount” equal to: (a) amounts the Company earned during the calendar year in connection with credit card purchases by all owners of the rider under the credit card arrangement (currently 1.10% of credit card purchases), net of any amounts deducted by the Company to administer the credit card arrangement; less (b) Bonus Amounts added to Contract Value of owners of the rider during the calendar year; plus (c) a portion of sponsorship dollars, if any, solicited or contributed by the Company and accrued during the calendar year. The Additional Amount would be determined by the Company and allocated to the Owner on the basis of the amount of salary reduction Purchase Payments applied to the Contract during the calendar year relative to salary reduction Purchase Payments made by other owners of the rider. The Company would add any such Additional Amounts to Contract Value on a Valuation Date not later than the last Valuation Date of January in the following calendar year; provided that the rider was in effect on that date and the Additional Amount is greater than $0.
At any time after the fifth anniversary of the rider’s date of issue, the Company reserved the right to terminate the rider and make no further payments of Bonus Amounts or Additional Amounts. Effective upon the date of any rider termination, the Company would stop deducting the rider charge.
The Bonus Amounts and any Additional Amounts vested immediately but were subject to withdrawal charges on the same basis as Purchase Payments in the event of a full or partial withdrawal of any such Bonus Amount or Additional Amount. In the event that you exercised your right to cancel during the free look period, the Company would reduce your Contract Value by the current value of any Bonus Amount or Additional Amount that had been applied to your Contract Value.
In the event that the death benefit under your Contract was based upon the sum of all Purchase Payments made by the Owner, Purchase Payments would not include any Bonus Amounts or Additional Amounts paid under this rider. In the event that the death benefit under your Contract was based upon Purchase Payments increased at an annual rate of interest (“Guaranteed Growth Death Benefit”), Purchase Payments would not include any Bonus Amounts or Additional Amounts paid under this rider. The Company would not recapture any Bonus Amounts or Additional Amounts from the death benefit under the Contract.
B-18

If you elected the Guaranteed Minimum Income Benefit Rider, neither Bonus Amounts nor Additional Amounts were included in Purchase Payments for the purpose of calculating benefits under the Guaranteed Minimum Income Benefit Rider.
The Company expected to make a profit from the charge for this rider and funded payment of the Bonus Amounts through the rider charge and amounts earned under the credit card arrangement.
B-19

APPENDIX C
Riders Available for Purchase Only Prior to July 1, 2012

Annual Stepped Up Death Benefit (This rider was available for purchase ONLY prior to July 1, 2012) — This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:
1.	The sum of all Purchase Payments (not including any Credit Enhancements, Bonus Amounts, or Additional Amounts), less any withdrawals (including systematic withdrawals) and withdrawal charges;
2.	The Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company; or
3.	The Stepped Up Death Benefit.
Example of the Annual Stepped Up Death Benefit . Assume:
(i)	The initial Purchase Payment is $50,000, and no additional Purchase Payments are added to the Contract.
(ii)	The Owner is 60 years old when the Contract is issued.
(iii)	The Owner takes no withdrawals between the date the Contract was issued and the date of the Owner’s death.
At the time the Contract is issued, the Stepped Up Death Benefit amount is the initial Purchase Payment or $50,000. Due to positive market performance, the Contract Value on the first Contract Anniversary is $65,000. The Owner’s Stepped Up Death Benefit amount increases from $50,000 to $65,000. Due to negative market performance, the Contract Value has decreased to $49,000 on the second Contract Anniversary. The Stepped Up Death Benefit amount remains at $65,000.
The Owner dies during the third Contract Year. At the time of the Owner’s death, the Contract Value is $55,000. The amount payable at death would be the greatest of (1) the sum of all Purchase Payments (not including any Credit Enhancements or Bonus Credits), less any withdrawals and withdrawal charges (in this case, $50,000); (2) the Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company (in this case, $55,000); or (3) the Stepped Up Death Benefit (in this case, $65,000). Thus, $65,000 is the amount that would be paid.
The Stepped Up Death Benefit is calculated as of each of the following Valuation Dates: (a) each Contract Anniversary; and (b) the date of any Purchase Payment or withdrawal. The Stepped Up Death Benefit is the largest result for the following calculation as of the date of receipt of instructions regarding payment of the death benefit:
•	The Contract Value on each Contract Anniversary that occurs prior to the oldest Owner attaining age 81; plus
•	Any Purchase Payments received by the Company since the applicable Contract Anniversary; less
•
An adjustment for any withdrawals (including systematic withdrawals) and withdrawal charges made since the applicable anniversary. In the event of a withdrawal (including a systematic withdrawal), the Stepped Up Death Benefit is reduced as of the date of the withdrawal by a percentage found by dividing the withdrawal amount, including any applicable withdrawal charges, or premium taxes and any forfeited Credit Enhancements, by Contract Value immediately prior to the withdrawal.

Example of a Reduction in the Stepped Up Death Benefit Amount as a Result of a Withdrawal . Assume:
(i)	The initial Purchase Payment is $50,000, and no additional Purchase Payments are added to the Contract.
(ii)	The Owner is 60 years old when the Contract is issued.

At the time the Contract is issued, the Stepped Up Death Benefit amount is the initial Purchase Payment or $50,000. Due to positive market performance, the Contract Value on the first Contract Anniversary is $65,000. The Owner’s Stepped Up Death Benefit amount increases from $50,000 to $65,000. Due to negative market performance, the Contract Value has decreased to $49,000 on the second Contract Anniversary. The Stepped Up Death Benefit amount remains at $65,000.
The Owner takes a free withdrawal of $4,900 in the third Contract Year. The Contract Value prior to the withdrawal is $35,000. As a result of the withdrawal, the Stepped Up Death Benefit is reduced as follows:
Withdrawal amount / Contract Value prior to withdrawal
$4,900 / $35,000 = 0.14 or 14%
Stepped Up Death Benefit x 14% =
$65,000 x 14% = $9,100
$65,000 - $9,100 = $55,900
The Stepped Up Death Benefit following the withdrawal is $55,900.
If an Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner’s death, the death benefit will be as set forth in item 2 above.
This rider was available only if the age of the Owner at the time the Contract is issued is age 79 or younger.
Waiver of Withdrawal Charge (This rider was available for purchase ONLY prior to July 1, 2012) — This rider makes available a waiver of withdrawal charge in the event of your (1) total and permanent disability prior to age 65, (2) confinement to a nursing home, or (3) terminal illness.
The rider defines confinement to a hospital or nursing facility, as follows: (1) you have been confined to a “hospital” or “qualified skilled nursing facility” for at least 90 consecutive days prior to the date of the withdrawal; and (2) you are so confined when the Company receives the waiver request and first became so confined after the Contract Date.
The Company defines terminal illness as follows: (1) the Owner has been diagnosed by a licensed physician with a “terminal illness”; and (2) such illness was first diagnosed after the Contract was issued.
The Company defines disability as follows: (1) the Owner is unable, because of physical or mental impairment, to perform the material and substantial duties of any occupation for which the Owner is suited by means of education, training or experience; (2) the impairment has been in existence for more than 180 days and began before the Owner attained age 65 and after the Contract Date; and (3) the impairment is expected to result in death or be long-standing and indefinite.
Prior to making a withdrawal pursuant to this rider, you must submit to the Company a properly completed claim form and a written physician’s statement acceptable to the Company. The Company will also accept as proof of disability a certified Social Security finding of disability.
The Company reserves the right to have a physician of its choice examine the Owner to determine if the Owner is eligible for a waiver.
If you have also purchased the Extra Credit Rider, you will forfeit all or part of any Credit Enhancements applied during the 12 months preceding any withdrawal pursuant to this rider. The amount of Credit Enhancements to be forfeited is a percentage determined by dividing the amount of the withdrawal by the total Purchase Payments made in the 12 months preceding the withdrawal. The maximum percentage that may be forfeited is 100% of Credit Enhancements earned during the 12 months preceding the withdrawal. Note that if you purchased the Contract with this rider after age 65, you will receive no benefit from the disability portion of this rider and the annual rider charge will remain the same.
Example of the Waiver of Withdrawal Charge . Assume:
(i)	The Owner is diagnosed with a terminal illness after the Contract is issued.
(ii)	The Owner requests a withdrawal of $25,000 in Contract Year 3.
(iii)	The free withdrawal amount for Contract Year 3 is $10,000.

Without the Waiver of Withdrawal Charge Rider, the charge applicable to the $25,000 withdrawal would be $900 (($25,000 - $10,000) x 6.0%), and the Owner would receive $24,100 ($25,000 - $900). With the Waiver of Withdrawal Charge Rider, the $900 charge is waived, and the Owner receives the full $25,000.
Alternate Withdrawal Charge (This rider was available for purchase ONLY prior to July 1, 2012) — This rider makes available an alternative withdrawal charge schedule. You may select one of the following schedules at the time of purchase of the rider, which was available only at issue.
0-Year Schedule		4-Year Schedule
Purchase Payment Age (in years)	Withdrawal Charge	Purchase Payment Age (in years)	Withdrawal Charge
0 and over	0%	1	7%
		2	7%
		3	6%
		4	5%
		5 and over	0%

If you purchased this rider, the withdrawal charge schedule above will apply in lieu of the 7‑year withdrawal charge schedule described under “Contingent Deferred Sales Charge.” If the 4-Year Alternate Withdrawal Charge Rider had not been approved in your state, you may have purchased a 3-Year Alternate Withdrawal Charge Rider, which provides a withdrawal charge of 7%, 6%, 5% and 0%, respectively, based upon Purchase Payment age (in years) of 1, 2, 3 and over. If you have also purchased the Extra Credit Rider, you may forfeit all or part of any Credit Enhancement in the event of a full or partial withdrawal. See “Extra Credit.”
Example of the Alternate Withdrawal Charge . Assume:
(i)	The Owner purchased the Contract with the 0-Year Alternate Withdrawal Charge Rider.
(ii)	The Owner requests a withdrawal of $25,000 in Contract Year 2.
(iii)	The free withdrawal amount for Contract Year 2 is $10,000.
Without the 0-Year Alternate Withdrawal Charge Rider, the charge applicable to the $25,000 withdrawal would be $1,050, calculated as follows: ($25,000 - $10,000) x 7% Withdrawal Charge, and the Owner would receive $23,950 ($25,000 - $1,050). With the 0-Year Alternate Withdrawal Charge Rider, there is no Withdrawal Charge, and the Owner receives the full $25,000.
Waiver of Withdrawal Charge—15 Years or Disability (This rider was available for purchase ONLY prior to July 1, 2012) — This Rider makes available a waiver of any withdrawal charge if at the time of withdrawal:
•	The Contract has been in force for 15 or more Contract Years; or
•	The Owner has become totally and permanently disabled after the Contract Date and prior to age 65.
Effective as of the date of the first withdrawal under the terms of this Rider, no additional Purchase Payments may be made to the Contract.
Example of the Waiver of Withdrawal Charge—15 Years or Disability . Assume:
(i)	The Owner purchased the Contract with the Waiver of Withdrawal Charge—15 Years or Disability Rider.
(ii)	The Owner meets the criteria for total and permanent disability after the Contract Date and prior to age 65.
(iii)	The Owner requests a withdrawal of $25,000 in Contract Year 3.
(iv)	The free withdrawal amount for Contract Year 3 is $10,000.
Without the Waiver of Withdrawal Charge—15 Years or Disability Rider, the charge applicable to the $25,000 withdrawal would be $900, calculated as follows: ($25,000 - $10,000) x 6% Withdrawal Charge, and the Owner would receive $24,100 ($25,000 - $900). With the Waiver of Withdrawal Charge—15 Years or Disability Rider, there is no Withdrawal Charge, and the Owner receives the full $25,000.

APPENDIX C

The Statement of Additional Information (SAI) contains additional information about the Contract, us, and the Separate Account, including financial statements. The SAI is dated the same date as this Prospectus and the SAI is incorporated by reference into this Prospectus.  You may request a free copy of the SAI or submit inquiries about the Contract by writing the Company at is Administrative office, P.O. Box 750497, Topeka, KS 66675-0497 or by calling 1-800-888-2461 or by visiting us online at www.securitybenefit.com .
You may also obtain reports and other information about the Separate Account on the SEC’s website at www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov .

EDGAR contract identifier C000113082
C-1

Prospectus
May 1, 2021

ADVANCEDESIGNS ® VARIABLE ANNUITY

Important Privacy Notice Included

See Back Cover

Variable annuity contracts issued by Security Benefit Life Insurance Company and offered by Security Distributors, LLC

6918	32-69181-00 2021/05/01

ADVANCEDESIGNSSM VARIABLE ANNUITY
Individual Flexible Purchase Payment
Deferred Variable Annuity Contract
SBL Variable Annuity Account XIV
Issued By: Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636 ‑ 0001 1 ‑ 800 ‑ 888 ‑ 2461 www.securitybenefit.com	Mailing Address: Security Benefit Life Insurance Company P.O. Box 750497 Topeka, Kansas 66675 ‑ 0497

This Prospectus describes the AdvanceDesigns Variable Annuity, which is an individual flexible purchase payment deferred variable annuity contract (the “Contract”) offered by Security Benefit Life Insurance Company (the “Company”). The Contract is available for individuals as a non-tax qualified contract. The Contract is also available for individuals in connection with a retirement plan qualified under Section 402A, 403(b), 408, or 408A of the Internal Revenue Code. The Contract may be available through third-party financial intermediaries who charge an advisory fee for their services. This fee is in addition to Contract fees and expenses. If you elect to pay the advisory fee from your Contract Value, then this deduction will reduce death benefits and other guaranteed benefits, perhaps significantly, and may be subject to federal and state income taxes and a 10% federal penalty tax. The Contract is designed to give you flexibility in planning for retirement and other financial goals.   The Contract is currently not sold to new investors.
You may allocate your Purchase Payments and Contract Value to one or more of the Subaccounts that comprise a separate account of the Company , called the SBL Variable Annuity Account XIV (the “Separate Account”) or to the Fixed Account (if it is available under your Contract). Each Subaccount invests in a corresponding mutual fund ( each, an “ Underlying Fund”).

This Prospectus sets forth information about the Contract and the Separate Account that you should know before purchasing the Contract. This Prospectus should be kept for future reference. Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov .
If you are a new investor in the Contract, you may cancel your Contract within 10 days of receiving it without paying fees or penalties. In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total Contract Value. Neither the refund nor the Contract Value will include any Credit Enhancements, if applicable. You should review this Prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Expenses for this Contract, if purchased with an Extra Credit Rider, may be higher than expenses for a contract without the Extra Credit Rider. The amount of Credit Enhancement may be more than offset by additional fees and charges. All or a portion of your Credit Enhancement may be recaptured upon cancellation of the Contract under the free look provision, surrender, withdrawal, or death.

The Contract is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your Contract can go up and down and you could lose money.

Date: May 1, 2021

Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the shareholder reports for Underlying Funds available under your Contract will no longer be sent by mail, unless you specifically request paper copies of the reports from the Company. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
You may elect to receive all future reports in paper free of charge. You can inform the Company that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-888-2461. Your election to receive reports in paper will apply to all Underlying Funds available under your Contract.

The Contract is available only in New York. You should not consider this Prospectus to be an offering if the Contract may not be lawfully offered in your state. You should only rely upon information contained in this Prospectus or that we have referred you to. We have not authorized anyone to provide you with information that is different.

2

Page
Definitions	5

Important Information You Should Consider About the Contract	6

Overview of the Contract	9
Purpose of the Contract	9
Phases of the Contract	9
Contract Features	10
Additional Services	11

Fee Table	11
Transaction Expenses	11
Annual Contract Expenses	11
Annual Underlying Fund Expenses	13
ExpenseExamples	13

Principal Risks of Investing in the Contract	14
Risk of Investment Loss	14
Short-Term Investment Risk/Withdrawal Risk	14
Subaccount Risk	14
Managed Volatility Fund Risk	15
Purchase Payment Risk	15
Financial Strength and Claims-Paying Ability Risk	15
Cybersecurity and Business Disruption Risk	15
Credit Enhancement Risk	15
Tax Consequences Risk	15
Advisory Fee Deduction Risk	15

Information About the Company, the Separate Account, and the Underlying Funds	15
Security Benefit Life Insurance Company	15
Published Ratings	16
Separate Account	16
Underlying Funds	16
Services and Administration	18

Charges and Deductions	18
Transaction Expenses	18
Contingent Deferred Sales Charge	18
Premium Tax Charge	20
Deduction of Advisory Fees	21
Annual Contract Expenses	18
Account Administration Charge	21
Mortality and Expense Risk Charge	21
Administration Charge	22
Loan Interest Charge	22
Other Charges	22
Variations in Charges	22
Optional Rider Charges	22
Guarantee of Certain Charges	24
Underlying Fund Expenses	24

The Contract	24
General	24
Important Information About Your Benefits Under the Contract	24
Application for a Contract	25
Purchase Payments	25
Allocation of Purchase Payments	26
Dollar Cost Averaging Option	27
Asset Reallocation Option	27
Transfers of Contract Value	28
Contract Value	31
Determination of Contract Value	31
Cut-Off Times	33
Full and Partial Withdrawals	33
Withdrawals to Pay Advisory Fees	34
Systematic Withdrawals	34
Free-Look Right	35
Death Benefit	35
Distribution Requirements	37
Death of the Annuitant	38

Benefits Under the Contract	38
Optional Riders	49
Annual Stepped Up Death Benefit	49
Extra Credit	51
Waiver of Withdrawal Charge	53
Alternate Withdrawal Charge	54
Riders Previously Available for Purchase	55

Annuity Period	55
General	55
Annuity Options	57
Selection of an Option	59

3

Page

The Fixed Account	59
Interest	59
DCA Plus Account	60
Death Benefit	61
Contract Charges	61
Transfers and Withdrawals from the Fixed Account	61
Payments from the Fixed Account	61

More About the Contract	62
Ownership	62
Designation and Change of Beneficiary	62
Dividends	62
Payments from the Separate Account	62
Proof of Age and Survival	63
Misstatements	63
Cyber Security and Certain Business Continuity Risks	65
Loans	65
Restrictions on Withdrawals from Qualified Plans	65
Restrictions Under the Texas Optional Retirement Program	65

Federal Tax Matters	65
Introduction	65
Tax Status of the Company and the Separate Account	66
Income Taxation of Annuities in General—Non‑Qualified Contracts	67
Additional Considerations	68
Qualified Plans	69
Other Tax Considerations	73

Other Information	74
Voting of Underlying Fund Shares	74
Changes to Investments	74
Changes to Comply with Law and Amendments	75
Reports to Owners	75
Electronic Privileges	75
State Variations	76
Legal Proceedings	76
Legal Matters	76
Sale of the Contract	76

Additional Information	77

Registration Statement	77
Financial Statements	77
78

Appendix A – Underlying Funds Available Under The Contract and Optional Rider Investment Restrictions	A-1

Appendix B – Riders Available for Purchase Only Prior to February 1, 2010.	B-1
Appendix C – Automatic Bonus Credit Rider	C-1
4

Definitions

Various terms commonly used in this Prospectus are defined as follows:
Accumulation Unit — A unit of measure used to calculate Contract Value.
Administrative Office — Security Benefit Life Insurance Company, P.O. Box 750497, Topeka, Kansas 66675‑0497.
Annuitant — The person that you designate on whose life annuity payments may be determined. If you designate Joint Annuitants, “Annuitant” means both Annuitants unless otherwise stated.
Annuity (“annuity”)  — A series of periodic income payments made by the Company to an Annuitant, Joint Annuitant, or Designated Beneficiary during the period specified in the Annuity Option.
Annuity Options — Options under the Contract that prescribe the provisions under which a series of annuity payments are made.
Annuity Period — The period beginning on the Annuity Start Date during which annuity payments are made.
Annuity Start Date — The date when annuity payments begin.
Annuity Unit — A unit of measure used to calculate variable annuity payments under Annuity Options 1 through 4, 7 and 8.
Automatic Investment Program — A program pursuant to which Purchase Payments are automatically paid from your bank account on a specified day of each month or a salary reduction agreement.
Bonus Credit — An amount added to Contract Value under the Automatic Bonus Credit Rider.
Company  — Security Benefit Life Insurance Company. The Company is also identified herein as “we,” “our,” or “us.”
Contract — The flexible purchase payment deferred variable annuity contract described in this Prospectus.
Contract Date — The date the Contract begins as shown in your Contract. Contract anniversaries are measured from the Contract Date. The Contract Date is usually the date that your initial Purchase Payment is credited to the Contract.
Contract Debt — The unpaid loan balance including accrued loan interest.
Contract Value — The total value of your Contract which includes amounts allocated to the Subaccounts and the Fixed Account as well as any amount set aside in the Loan Account to secure loans as of any Valuation Date.
Contract Year — Each twelve-month period measured from the Contract Date.
Credit Enhancement — An amount added to Contract Value under the Extra Credit Rider.
Designated Beneficiary — The person having the right to the death benefit, if any, payable upon the death of the Owner or the Joint Owner prior to the Annuity Start Date.
Fixed Account — An account that is part of the Company’s General Account to which you may allocate all or a portion of your Contract Value to be held for accumulation at fixed rates of interest (which may not be less than the Guaranteed Rate) declared periodically by the Company. The Fixed Account is not available in all states and is not available if you have purchased the Extra Credit Rider at 3%, 4% or 5% or the 0 ‑ Year or 4‑Year Alternate Withdrawal Charge Rider. See the “Fixed Account.”
General Account — All assets of the Company other than those allocated to the Separate Account or to any other separate account of the Company.

5

Guaranteed Rate — The minimum interest rate earned on Contract Value allocated to the Fixed Account, which accrues daily and ranges from an annual effective rate of 1% to 3% based upon the state in which the Contract is issued and the requirements of that state.
Internal Revenue Code or the Code  — The Internal Revenue Code of 1986, as amended.
Owner — The person entitled to the ownership rights under the Contract and in whose name the Contract is issued.
Participant — A Participant under a Qualified Plan.
Purchase Payment — An amount initially paid to the Company as consideration for the Contract and any subsequent amounts paid to the Company under the Contract.
Separate Account — The SBL Variable Annuity Account XIV, a separate account of the Company that consists of accounts, referred to as Subaccounts, each of which invests in a corresponding Underlying Fund.
Subaccount — A division of the Separate Account which invests in a corresponding Underlying Fund.
Underlying Fund — A mutual fund or series thereof that serves as an investment vehicle for its corresponding Subaccount.
Valuation Date — Each date on which the Separate Account is valued, which currently includes each day that the New York Stock Exchange is open for trading. Each Valuation Date closes at the end of regular trading on the New York Stock Exchange (normally, 3:00 p.m. Central Time). The New York Stock Exchange is scheduled to be closed on weekends and on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.
Valuation Period — A period used in measuring the investment experience of each Subaccount of the Separate Account. The Valuation Period begins at the close of one Valuation Date and ends at the close of the next Valuation Date.
Withdrawal Value — The amount you will receive upon full withdrawal of the Contract. It is equal to Contract Value less any Contract Debt, any applicable withdrawal charges, any pro rata account administration charge and any uncollected premium taxes. If the Extra Credit Rider is in effect, Contract Value will also be reduced by any Credit Enhancements that have not yet vested. The Withdrawal Value during the Annuity Period under Annuity Option 7 is the present value of future annuity payments commuted at the assumed interest rate, less any applicable withdrawal charges and any uncollected premium taxes.
Important Information You Should Consider About the Contract

	FEES AND EXPENSES	Location in Prospectus
Charges for Early Withdrawals
If you withdraw money from your Contract within 7 years following your last Purchase Payment, you may be assessed a surrender charge of up to 7% (as a percentage of the portion of the withdrawal amount consisting of Purchase Payments, including any Bonus Credits paid), declining to 0% over 7 years.
For example, if you were to withdraw $100,000 during a surrender charge period, you could be assessed a charge of up to $7,000.
Fee Table Fee Table – Examples Charges and Deductions – Contingent Deferred Sales Charge
Transaction Charges	Other than surrender charges (if any), there are no charges for other contract transactions.	Not Applicable

6

	FEES AND EXPENSES			Location in Prospectus
Ongoing Fees and Expenses (annual charges)
The table below describes the current fees and expenses of the Contract that you may pay each year , depending on the options you choose. Interest on any Contract loans is not reflected. The fees and expenses do not reflect any advisory fees paid to financial intermediaries from your Contract Value or other assets. If such charges were reflected, the fees and expenses would be higher. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.

Fee Table

Fee Table – Examples

Charges and Deductions

Charges and Deductions – Mortality and Expense Risk Charge

Charges and Deductions – Optional Rider Charges

Charges and Deductions – Administration Charge

Appendix A – Underlying Funds Available Under the Contract

	Annual Fee	Minimum	Maximum
	Base Contract [1]	1.37%	1.62%
	Investment options [2] (Underlying Fund fees and expenses)	0.69%	3.98%
	Optional benefits available for an additional charge [3] (for a single optional benefit, if elected)	0.05%	0.85%
[1]   As a percentage of Contract Value allocated to the Separate Account. The charge shown also includes the account administration charge.
[2]   As a percentage of Underlying Fund average net assets.
[3]   As a percentage of Contract Value.

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year , based on current charges. This estimate assumes you do not take withdrawals from the Contract, which could add surrender charges that substantially increase costs.

	Lowest Annual Cost: $1,821.24	Highest Annual Cost: $4,659.42
Assumes:
•   Investment of $100,000
•   5% annual appreciation
•   Least expensive combination of Base Contract charge and Underlying Fund fees and expenses
•   No optional benefits
•   No sales charges or advisory fees
•   No additional Purchase Payments, transfers or withdrawals
•   No Contract loans
•   No Credit Enhancement amounts

Assumes:
•   Investment of $100,000
•   5% annual appreciation
•   Most expensive combination of Base Contract charge, optional benefits and Underlying Fund fees and expenses
•   No sales charges or advisory fees
•   No additional Purchase Payments, transfers or withdrawals
•   No Contract loans
•   No Credit Enhancement amounts

	RISKS			Location in Prospectus
Risk of Loss	• You can lose money by investing in this Contract, including loss of principal.
Not a Short-Term Investment
•   This Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash.
•   Surrender charges may apply to withdrawals. If you take a withdrawal, a surrender charge may reduce the value of your Contract or the amount of money that you actually receive. Withdrawals may also reduce or terminate Contract guarantees.
•   The benefits of tax deferral, long-term income and living benefit guarantees mean the Contract is more beneficial to investors with a long-time horizon.
				Principal Risks of Investing in the Contract Charges and Deductions – Contingent Deferred Sales Charge The Contract – General

7

Risks Associated with Investment Options
•   An investment in this Contract is subject to the risk of poor investment performance. Performance can vary depending on the performance of the investment options that are available under the Contract.
•   Each investment option (including the Fixed Account, if available) has its own unique risks.
•   You should review the investment options before making an investment decision.
Appendix A – Underlying Funds Available Under the Contract
	RISKS	Location in Prospectus
Insurance Company Risks
An investment in the Contract is subject to the risks related to us, Security Benefit Life Insurance Company. Any obligations, including under the Fixed Account option, guarantees or benefits of the Contract are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you. More information about Security Benefit Life Insurance Company, including our financial strength ratings, is available upon request by calling 1-800-888-2461 or visiting www.securitybenefit.com .
Information About the Company, the Separate Account, and the Underlying Funds – Security Benefit Life Insurance Company
	RESTRICTIONS	Location in Prospectus
Investments
•   Certain investment options may not be available under your Contract.
•   Certain Subaccounts prohibit you from transferring out and back in the same Subaccount within a period of calendar days.
•   There are certain restrictions on transfers between the Fixed Account and Subaccounts.
•   We reserve the right to limit your transfers to 14 in a Contract Year, to suspend transfers and limit the transfer amounts, and to limit transfers in circumstances of frequent or large transfers.
•   We reserve the right to add, remove or substitute the Underlying Funds available as investment options under the Contract.
The Contract – Allocation of Purchase Payments The Contract – Transfers of Contract Value – Frequent Transfer Restrictions
Optional Benefits
•   Optional benefits are only available at Contract issue. You cannot change or cancel the benefits that you select after they are issued.
•   Certain optional benefits are not available in every state and are subject to age restrictions. The 6% and 7% Guaranteed Growth Death Benefit is not available to Texas residents.
•   We reserve the right to stop offering for purchase any currently available optional benefit at any time.
•   Optional benefits may further limit or restrict the investment options that you may select under the contract. We may change these restrictions in the future.
•   We do not have the right to modify or terminate an optional benefit. Withdrawals, however, may reduce the value of an optional benefit by an amount greater than the value withdrawn or cause the benefit to terminate.
•   If you elect to pay third-party advisory fees from your Contract Value, then the deduction will reduce the death benefits and other guaranteed benefits, perhaps significantly, and may be subject to federal and state income taxes and a 10% federal penalty tax.
The Contract – Withdrawals to Pay Advisory Fees Benefits Under the Contract Charges and Deductions – Deduction of Advisory Fees

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	TAXES	Location in Prospectus
Tax Implications
•   Consult with a tax professional to determine the tax implications of an investment in and payments received under the Contract.
•   If you purchased the Contract through a tax-qualified plan or IRA, you do not get any additional tax benefit deferral under the Contract.
•   Earnings on your contract are taxed at ordinary income tax rates when you withdraw them, and you may have to pay a penalty if you take a withdrawal before age 59½.
Federal Tax Matters – Introduction Federal Tax Matters – Income Taxation of Annuities in General –Non Qualified Contracts
	CONFLICTS OF INTEREST	Location in Prospectus
Investment Professional Compensation
Your investment professional may receive compensation for selling this Contract to you, in the form of commissions, additional payments, and non-cash compensation. We may share the revenue we earn on this Contract with your investment professional’s firm. This conflict of interest may influence your investment professional to recommend this Contract over another investment for which the investment professional is not compensated or is compensated less.
Other Information – Sale of the Contract
	CONFLICTS OF INTEREST	Location in Prospectus
Exchanges
Some investment professionals may have a financial incentive to offer you a new contract in place of the one you already own. You should only exchange a contract you already own if you determine, after comparing the features, fees and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing contract.
Additional Compensation Paid to Selected Selling Broker-Dealers

Overview of the Contract

Purpose of the Contract  — The Contract is a variable annuity contract. It is designed for retirement planning purposes. You make investments in the Contract’s investment options during the accumulation phase. The value of your investments is used to calculate your benefits under the Contract. At the end of the accumulation phase, we use that accumulated value to calculate the payments that we make during the annuity phase. These payments can provide or supplement your retirement income. Generally speaking, the longer your accumulation phase, the greater your accumulated value may be for setting your benefits and annuity payouts. The Contract also includes a death benefit to help financially protect your Designated Beneficiary.
This Contract may be appropriate for you if you have a long investment time horizon. Each Purchase Payment is subject to a withdrawal charge for seven years from the date of that Purchase Payment. This means that a Purchase Payment made in year eight of the Contract will be subject to a withdrawal charge until year 15 of the Contract. Because of the withdrawal charge and the possibility of income tax and tax penalties on early withdrawals, the Contract should not be viewed as an investment vehicle offering low cost liquidity. Your financial goal in acquiring the Contract should focus on a long-term insurance product, offering the prospect of investment growth.
Phases of the Contract  — The contract has two phases: (1) an accumulation phase (for savings) and (2) an annuity (payout) phase (for income).
Accumulation Phase. During the accumulation phase, earnings accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. To accumulate value during the accumulation phase, you invest your Purchase Payments and earnings in the Subaccounts that are available under the Contract, which, in turn, invest in Underlying Funds with different investment strategies, objectives, and risk/reward profiles. You may allocate all or part of your Purchase Payments and Contract Value to the Subaccounts. Amounts that you allocate to a Subaccount will increase or decrease in dollar value depending in part on the investment performance of the Underlying Fund in which such Subaccount invests. The Fixed Account option, which guarantees the principal and a minimum interest rate, may also be available for investment . If the Fixed Account is available under your Contract, you may allocate all or part of your Purchase Payments to the Fixed Account, which is part of   the Company’s General Account.

      A list of the Underlying Funds under the Contract is provided in Appendix A:  Underlying Funds Available Under the Contract and Optional Rider Investment Restrictions to this Prospectus.

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  Annuity (Payout) Phase. The Annuity phase   occurs after the Annuity Start Date and is when you or a designated payee begin receiving regular Annuity payments from your Contract. The Contract provides several Annuity Options . You should carefully review the Annuity Options with your financial or tax adviser. The payments may be fixed or variable or a combination of both. Variable payments will vary based on the performance of the Subaccounts you select . Unless you direct otherwise, proceeds derived from Contract Value allocated to the Subaccounts will be applied to purchase a variable annuity and proceeds derived from Contract Value allocated to the Fixed Account will be applied to purchase a fixed annuity .
Please note that if you annuitize, your investments will be converted to income payments and you generally will no longer be able to withdraw money at will from your Contract . However, under Annuity Options 5, 6 and 7 (and only if the Owner has elected variable annuity payments under Annuity Option 7), withdrawals (other than systematic withdrawals or withdrawals made to pay the fees of your investment adviser) are permitted after the Annuity Start Date. In general, optional benefits (e.g., the Annual Stepped Up Death Benefit) terminate upon annuitization if you elect one of Annuity Options 1 through 4, 7, or 8. If you elect Annuity Option 5 or 6, the optional benefit will continue after the Annuity Start Date if you purchase the Waiver of Withdrawal Charge Rider or the 0-Year or 4-Year Alternate Withdrawal Charge Rider, and the Company will continue to deduct optional benefit charges after the Annuity Start Date.
Contract Features  —
Accessing Your Money. Before your Contract is annuitized, you can withdraw money from your Contract at any time. If you take a withdrawal, you may have to pay a surrender charge and/or income taxes, including a tax penalty if you are younger than age 59½.
Tax Treatment. You can transfer money between investment options without tax implications, and earnings (if any) on your investments are generally tax-deferred. You are taxed only upon: (1) making a withdrawal; (2) surrender of the Contract; (3) receiving a payment from us; or (4) payment of a death benefit.
Death Benefits.   For Contract Owners aged 80 or younger on the Contract issue date, the Contract includes a standard death benefit that will pay the higher of Contract Value or total Purchase Payments (adjusted for any outstanding Contract Debt, any pro rata account administration charge, prior withdrawals, including any withdrawal charges, and any uncollected premium tax) upon your or the Annuitant’s death. For Contract Owners aged 81 and older on the Contract issue date, the standard death benefit will be equal to the Contract Value only. If you elect to purchase an optional rider that provides an enhanced death benefit for an additional charge, you have the opportunity to leave your beneficiary a death benefit greater than the standard death benefit.
  Loans. If you own a Contract issued in connection with a retirement plan that is qualified under Section 403(b) of the Internal Revenue Code, you may be able to borrow money under your Contract using the Contract Value as the only security for the loan.
Waiver of Withdrawal Charge Rider. For an additional charge, under certain circumstances, we will waive your Withdrawal Charges.
  Extra Credit Rider. For an additional cost during the first seven Contract years, the Company adds to your Contract Value an amount known as a   Credit Enhancement, which is based on a percentage of any Purchase Payments made in the first Contract Year. In the past, we offered a version of this rider at no cost. All or a portion of your Credit Enhancement may be recaptured upon free look, surrender, withdrawal, or death.
0-Year or 4-Year Alternate Withdrawal Charge. For an additional cost, this rider makes available an alternative shorter withdrawal charge schedule. The withdrawal charge varies depending on the Purchase Payment age and will apply in lieu of the Contract’s seven year withdrawal charge.
Optional Living Benefits.   Prior to February 1, 2010, we offered various optional living benefits that, for additional charges, offer protection against market risk (the risk that your investments may decline in value or underperform your expectations) and may guarantee a minimum lifetime income.
Advisory Fees. Deductions from your Contract Value to pay third-party advisory fees are treated as withdrawals under the Contract, but no surrender charge is assessed on such withdrawals and the deduction of advisory fees will not count toward the annual free withdrawal amount. If you elect to pay advisory fees from your Contract Value, then the deduction will reduce the death benefits and other guaranteed benefits, perhaps significantly, and may be subject to federal and state income taxes and a 10% federal penalty tax.

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Additional Services  — We offer several additional services:
Dollar Cost Averaging. You direct us to systematically transfer Contract Value among the Subaccounts and the Fixed Account on a monthly, quarterly, semiannual, or annual basis.
Asset Reallocation Option. You direct us to automatically reallocate your Contract Value to return to your original percentage investment allocations on a periodic basis.
Systematic Withdrawals. You receive regular automatic withdrawals from your Contract on a monthly, quarterly, annual or semi-annual basis, provided that each payment must amount to at least $100 (unless we consent otherwise).
Fee Table

The following tables describe the fees and expenses that you will pay when buying, owning, surrendering or making withdrawals from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender or make withdrawals from the Contract, or transfer Contract Value between investment options. State premium taxes may also be deducted. The fees and expenses do not reflect any advisory fees paid to financial intermediaries from your Contract Value or other assets. If such charges were reflected, the fees and expenses would be higher.
Transaction Expenses
Charge
Sales Load Imposed on Purchase Payments	None
Maximum Surrender Charge (as a percentage of amount withdrawn attributable to Purchase Payments)	7% [1]
Transfer Fee (per transfer)	None
1   We also refer to this charge as a contingent deferred sales charge, withdrawal charge, and sales charge. The amount of the surrender charge is determined by reference to how long your Purchase Payments or Bonus Credits have been held under the Contract. Free withdrawals are equal to (1) 10% of Purchase Payments, excluding any Credit Enhancements and/or Bonus Credits, in the first Contract Year, and (2) 10% of Contract Value as of the first Valuation Date of the Contract Year in each subsequent Contract Year. See “Full and Partial Withdrawals” and “Contingent Deferred Sales Charge” for more information.

The next table describes the fees and expenses that you will pay each year during the time that you own the Contract (not including Underlying Fund fees and expenses). If you choose to purchase an optional rider, you will pay additional charges, as shown below.
Annual Contract Expenses
	Charge
	Minimum	Maximum
Administrative Expenses	$30 [1]
Base Contract Expenses (as a percentage of average Contract Value) [2]	1.35%	1.60%
Optional Benefit Expenses (as a percentage of Contract Value) [3]

	Charge
	Current	Maximum
Annual Stepped Up Death Benefit	0.20%
4% Extra Credit [4]	0.55%
Waiver of Withdrawal Charge*	0.05%
Alternate Withdrawal Charge (0-Year) *	0.70%
Alternate Withdrawal Charge (4-Year) [5] *	0.60% [6]
Net Loan Interest Charge	2.16%

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Charge
Current	Maximum
5% Guaranteed Minimum Income Benefit	0.15%
3% Guaranteed Minimum Income Benefit	0.30%
6% Dollar for Dollar Guaranteed Minimum Income Benefit	0.60%
3% Guaranteed Growth Death Benefit	0.10%
5% Guaranteed Growth Death Benefit	0.20%
6% Guaranteed Growth Death Benefit [7]	0.25%
7% Guaranteed Growth Death Benefit [7]	0.30%
Combined Annual Stepped Up Death Benefit and Guaranteed Growth Death Benefit	0.25%
Enhanced Death Benefit	0.25%
Combined Enhanced and Annual Stepped Up Death Benefit	0.35%
Combined Enhanced and Guaranteed Growth Death Benefit	0.35%
Combined Enhanced, Annual Stepped Up, and Guaranteed Growth Death Benefit	0.40%
6% Dollar for Dollar Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit	0.85%
Guaranteed Minimum Withdrawal Benefit [8]	0.45%	1.10%
Total Protection Rider [9]	0.85%	1.45%
3% Extra Credit [4]	0.40%
5% Extra Credit [4]	0.70%

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*   Charges for these riders will continue after the Annuity Start Date if you select Annuity Options 5 or 6.
1      We call this the account administration charge in your Contract, as well as in other places in this Prospectus. An account administration charge of $30 is deducted at each Contract Anniversary and a pro rata account administration charge is deducted (1) upon full withdrawal of Contract Value; (2) upon the Annuity Start Date if one of Annuity Options 1 through 4, 7 or 8 is elected; and (3) upon payment of a death benefit. The account administration charge will be waived if your Contract Value is $50,000 or more upon the date it is to be deducted. This fee is presented as part of the Base Contract Expenses in the section entitled “Important Information You Should Consider About Your Contract” earlier in this Prospectus.
2    This charge is based on the percentage of Contract Value allocated to the Separate Account. Base Contract Expenses consist of the mortality and expense risk charge and the 0.15% annual administration charge. The administration charge is deducted daily. The mortality and expense risk charge is reduced for larger Contract Values as follows: Less than $25,000 – 1.45%; At least $25,000 but less than $100,000 – 1.30%; $100,000 or more – 1.20%. The minimum mortality and expense risk charge is deducted daily. Any mortality and expense risk charge above the minimum charge of 1.20% is deducted from your Contract Value on a monthly basis. During the Annuity Period, the mortality and expense risk charge under Annuity Options 5 and 6 is calculated and deducted in the same manner as during the accumulation phase. However, the annual mortality and expense risk charge is 1.25% under Annuity Options 1 through 4, 7 and 8, in lieu of the amounts described above and is deducted daily. The account administration charge also applies during the Annuity Period. See the discussion under “Mortality and Expense Risk Charge.”
3    If you purchase any optional riders, the charge will be calculated as a percentage of Contract Value and deducted from your Contract Value. (See the applicable rider charges in the table.) You may not select riders with total charges that exceed 1.60% of Contract Value for riders elected prior to February 1, 2010 (1.00% for Contracts issued prior to June 19, 2006 with a 0‑Year Alternate Withdrawal Charge Rider).This charge is based on the percentage of Contract Value allocated to the Separate Account.
4    The Company will deduct the charge for this rider during the seven-year period beginning on the Contract Date.
5    If the 4‑Year Alternate Withdrawal Charge Rider has not been approved in a state, a 3‑Year Alternate Withdrawal Charge Rider is available for a charge of 0.40%. See “Alternate Withdrawal Charge.”
6    The charge for the 4‑year Alternate Withdrawal Charge Rider is 0.60% if the Company issued your rider on or after January 1, 2005. However, if the Company issued your rider prior to that date, the charge is 0.55%.
7    Not available to Texas residents.
8    The Company may increase the rider charge for the Guaranteed Minimum Withdrawal Benefit Rider only if you elect a reset; the Company guarantees the rider charge upon reset will not exceed 1.10% on an annual basis. Please see the discussion under “Guaranteed Minimum Withdrawal Benefit” In Appendix B – Riders Available for Purchase Only Prior to February 1, 2010. The current charge for the rider is used in calculating the maximum rider charge of 1.60% of Contract Value (1.00% for Contracts issued prior to June 19, 2006 with a 0‑Year Alternate Withdrawal Charge Rider).
9    The Company may increase the rider charge for the Total Protection Rider only if you elect a reset; the Company guarantees the rider charge upon reset will not exceed 1.45% on an annual basis. Please see the discussion under “Total Protection” in Appendix B – Riders Available for Purchase Only Prior to February 1, 2010. The current charge for the rider is used in calculating the maximum rider charge of 1.60% of Contract Value (1.00% for Contracts issued prior to June 19, 2006 with a 0‑Year Alternate Withdrawal Charge Rider).

The next table below shows the minimum and maximum total operating expenses charged by the Underlying Funds you may pay periodically during the time that you own the Contract. A complete list of Underlying Funds available under the Contract, including their annual expenses, may be found in Appendix A at the back of this Prospectus.
Annual Underlying Fund Expenses
	Minimum	Maximum
Gross Annual Underlying Fund Operating Expenses (expenses deducted from Underlying Fund assets include management fees, distribution (12b-1) fees, service fees and other expenses)	0.69%	0.98%
Net Annual Underlying Fund Operating Expenses (after contractual waivers/reimbursements) [1]	0.69%	2.00%
1   Certain of the Underlying Funds have entered into contractual expense waiver or reimbursement arrangements that reduce fund expenses during the period of the arrangement. These arrangements vary in length, and are in place at least through April 30, 2022.

Examples  — These Examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include  transaction expenses, the

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Annual Contract Expenses and annual Underlying Fund fees and expenses but do not include state premium taxes, which may be applicable to your Contract. The Examples do not reflect any advisory fees paid to financial intermediaries from your Contract Value or other assets. If such fees were reflected, the costs would be higher.
These Examples assume that you invest $100,000 in the Contract for the time periods indicated. The Examples also assume that your investment has a 5% return each year and you elect the most expensive combination of optional benefits available for an additional charge. The first Example assumes the most expensive Annual Underlying Fund Expenses. The second Example assumes the least expensive Annual Underlying Fund Expenses. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Based on the Most Expensive Annual Underlying Fund Expenses	1 Year	3 Years	5 Years	10 Years
If you surrender your Contract at the end of the applicable time period	$13,340.77	$25,989.66	$37,312.46	$64,537.36
If you do not surrender; or if you annuitize your Contract at the end of the applicable time period	$ 7,117.66	$20,887.34	$34,058.71	$64,537.36

Based on the Least Expensive Annual Underlying Fund Expenses	1 Year	3 Years	5 Years	10 Years
If you surrender your Contract at the end of the applicable time period	$10,266.32	$17,465.72	$23,857.33	$41,270.54
If you do not surrender; or if you annuitize your Contract at the end of the applicable time period	$ 3,928.06	$11,913.47	$20,074.46	$41,270.54

Principal Risks of Investing in the Contract

Risk of Investment Loss  — The Contract involves risks, including possible loss of principal. You bear the risk of any decline in the Contract Value resulting from the performance of the Subaccounts you have chosen. Your losses could be significant. This risk could have a significant negative impact on certain benefits and guarantees under the Contract.
This Contract is not a deposit or obligation of, or guaranteed or endorsed by, any bank. This Contract is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.
Short-Term Investment Risk/Withdrawal Risk  — This Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash. If you plan to withdraw money or surrender the Contract for short-term needs, it is not the right contract for you. A withdrawal charge may be assessed on withdrawals and surrenders, and it could be substantial. Each Purchase Payment is subject to a withdrawal charge for seven years from the date of that Purchase Payment. This means that a Purchase Payment made in year eight of the Contract will be subject to a withdrawal charge until year 15 of the Contract. If you make a withdrawal prior to age 59½, there may be adverse tax consequences, including a 10% IRS penalty tax. A withdrawal could reduce the value of certain optional benefits by an amount greater than the amount withdrawn and could result in termination of the benefit. A total withdrawal (surrender) will result in the termination of your Contract and any benefits.
The benefits of tax deferral, long-term income, and living benefit protections mean that this Contract is more beneficial to investors with a long time horizon.
Subaccount Risk  — Amounts that you invest in the Subaccounts are subject to the risk of poor investment performance. You assume the investment risk. Generally, if the Subaccounts that you select make money, your Contract Value goes up, and if they lose money, your Contract Value goes down. Each Subaccount’s performance depends on the performance of its Underlying Fund. Each Underlying Fund has its own investment risks, and you are exposed to the Underlying Fund’s investment risks when you invest in a Subaccount.   You are responsible for selecting Subaccounts that are appropriate for you based on your own individual circumstances, investment goals,

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financial situation, and risk tolerance. The investment risks are described in the prospectuses for the Underlying Funds.
Managed Volatility Fund Risk  — Certain Underlying Funds utilize managed volatility strategies. These risk management techniques help us manage our financial risks associated with the Contract’s guarantees, like living and death benefits, because they reduce the incidence of extreme outcomes including the probability of large gains or losses. However, these strategies can also limit your participation in rising equity markets, which may limit the potential growth of your Contract Value, and may therefore conflict with your personal investment objectives. In addition, the cost of these hedging strategies may negatively impact performance.
Purchase Payment Risk  — Your ability to make subsequent Purchase Payments is subject to restrictions. We reserve the right to refuse any Purchase Payment, to further limit your ability to make subsequent Purchase Payments with advance notice, and require our prior approval before accepting Purchase Payments. There is no guarantee that you will always be permitted to make Purchase Payments.
Financial Strength and Claims-Paying Ability Risk  —  All guarantees under the Contract that are paid from our General Account (including under any Fixed Account option) are subject to our financial strength and claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you.
Cybersecurity and Business Disruption Risk  — Our business is highly dependent upon the effective operation of our computer systems and those of our business partners, so our business is vulnerable to systems failures and cyber-attacks. Systems failures and cyber-attacks may adversely affect us, your Contract, and your Contract Value. In addition to cybersecurity risks, we are exposed to the risk that natural and man-made disasters, pandemics (like COVID-19) and catastrophes may significantly disrupt our business operations and our ability to administer the Contract. There can be no assurance that we or our service providers will be able to successfully avoid negative impacts associated with systems failures, cyber-attacks, or natural and man-made disasters, pandemics and catastrophes. For more information about these risks, see “More About the Contract – Cyber Security and Certain Business Continuity Risks.”
Credit Enhancement Risk  — Expenses for a Contract with a Credit Enhancement may be higher than for a Contract without a Credit Enhancement. The amount of the Purchase Payment credit may be more than offset by the fees and charges associated with the credit. In addition, Credit Enhancements are excluded from the calculation of the optional living and death benefits. This means that, unlike Purchase Payments, a Credit Enhancement does not increase the value of such benefits.
Tax Consequences Risk  — Withdrawals are generally taxable (to the extent of any earnings on the Contract), and prior to age 59½ a tax penalty may apply. In addition, even if the Contract is held for years before any withdrawal is made, the withdrawals are taxable as ordinary income rather than capital gains.
Advisory Fee Deduction Risk  — If you elect to pay third-party advisory fees from your Contract Value, then the deduction will reduce the death benefits and other guaranteed benefits, perhaps significantly, and may be subject to federal and state income taxes and a 10% federal penalty tax.
Information About the Company, the Separate Account, and the Underlying Funds

Security Benefit Life Insurance Company  — Security Benefit Life Insurance Company is a life insurance company organized under the laws of the State of Kansas. It was organized originally as a fraternal benefit society and commenced business on February 22, 1892. The Company’s indirect parent, Eldridge Industries, LLC, owns, operates and invests in businesses across a wide range of sectors and is ultimately controlled by Todd L. Boehly.
The Company offers life insurance policies and annuity contracts, as well as financial and retirement services. It is admitted to do business in the District of Columbia, and in all states except New York. As of the end of 2020, the Company had total assets under management of approximately $40.6 billion. The Company’s address is One Security Benefit Place, Topeka, Kansas 66636-0001.

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The Principal Underwriter for the Contracts is Security Distributors, LLC (“SDL”), One Security Benefit Place, Topeka, Kansas 66636-0001. SDL, a wholly-owned subsidiary of the Company, is registered as a broker-dealer with the SEC and is a member of the Financial Industry Regulatory Authority (“FINRA”).
We are obligated to pay all amounts promised to you under your Contract. All guarantees under the Contract are subject to our financial strength and claims-paying capabilities. We provide information about our financial strength in reports filed with state insurance departments. You may obtain information about us by contacting us using the information stated on the cover page of this Prospectus, visiting our website at www.securitybenefit.com or visiting the SEC’s website at www.sec.gov . You may also obtain reports and other financial information about us by contacting your state insurance department.
Published Ratings  — The Company may from time to time publish in advertisements, sales literature and reports to Owners, the ratings and other information assigned to it by one or more independent rating organizations such as A.M. Best Company and Standard & Poor’s. The purpose of the ratings is to reflect the financial strength and/or claims-paying ability of the Company and should not be considered as bearing on the investment performance of assets held in the Separate Account. Each year A.M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best’s Ratings. These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims-paying ability of the Company as measured by Standard & Poor’s Insurance Ratings Services may be referred to in advertisements or sales literature or in reports to Owners. These ratings, which are subject to change, are opinions as to an operating insurance company’s financial capacity to meet the obligations of its insurance and annuity policies in accordance with their terms. Such ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.
Separate Account  — The Company established the Separate Account under Kansas law on June 26, 2000. The Contract provides that the income, gains, or losses of the Separate Account, whether or not realized, are credited to or charged against the assets of the Separate Account without regard to other income, gains, or losses of the Company. Kansas law provides that assets in the Separate Account attributable to the reserves and other liabilities under a contract may not be charged with liabilities arising from any other business that the insurance Company conducts if, and to the extent, the contract so provides. The Contract contains a provision stating that assets held in the Separate Account may not be charged with liabilities arising from other business that the Company conducts. The Company owns the assets in the Separate Account and is required to maintain sufficient assets in the Separate Account to meet all Separate Account obligations under the Contract. Such Separate Account assets are not subject to claims of the Company’s creditors.
The Contract provides that the income, gains and losses, whether or not realized, are credited to, or charged against, the assets of each Subaccount without regard to the income, gains or losses in the other Subaccounts. Each Subaccount invests exclusively in shares of a corresponding Underlying Fund. The Company may in the future establish additional Subaccounts of the Separate Account, which may invest in other Underlying Funds or in other securities or investment vehicles. See “Changes to Investments.”
The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”). Registration with the SEC does not involve supervision by the SEC of the administration or investment practices of the Separate Account or the Company.
Underlying Funds  — Each Underlying Fund is an open-end management investment company or a series thereof and is registered with the SEC under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment policies of the Underlying Funds. Each Underlying Fund has its own investment objectives and policies.
As described in more detail in the Underlying Fund prospectuses, certain Underlying Funds employ managed volatility strategies that are intended to reduce the Underlying Fund’s overall volatility and downside risk, and those Underlying Funds may help us manage the risks associated with providing guaranteed benefits under the Contract. Investing in Underlying Funds with managed volatility strategies may impact the value of certain guaranteed rider benefits. During rising markets, the strategies employed to manage volatility could result in your Contract Value rising less than would have been the case if you had been invested in an Underlying Fund without a managed volatility strategy. In addition, the cost of these strategies may negatively impact performance. On the other hand,

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investing in an Underlying Fund with a managed volatility strategy may be helpful in a declining market with higher market volatility because the strategy will often reduce your equity exposure in such circumstances. In such cases, your Contract Value may decline less than would have been the case if you had not invested in an Underlying Fund with a managed volatility strategy.
Certain Underlying Funds invest substantially all of their assets in other funds (“funds of funds”). If you allocate Contract Value to a Subaccount that invests in a fund of funds, you will indirectly bear the fees and expenses of both the top-tier and bottom-tier funds, which will reduce your investment return. In addition, funds of funds may have higher expenses than funds that invest directly in debt or equity securities or other assets.
One of the Underlying Funds is a money market fund. There is no assurance that this Underlying Fund will be able to maintain a stable net asset value per share. In addition, during extended periods of low interest rates, and partly as a result of asset-based separate account charges, the yield on the corresponding Subaccount may become low and possibly negative.
Shares of the Underlying Funds currently are not publicly traded. They are available only as investment options in variable annuity or variable life insurance policies issued by life insurance companies or in some cases, through participation in certain qualified pension or retirement plans. Certain Underlying Funds have similar investment objectives and policies to other mutual funds managed by the same adviser. The investment results of the Underlying Funds, however, may be higher or lower than the results of such other funds. There can be no assurance, and no representation is made, that the investment results of any of the Underlying Funds will be comparable to the investment results of any other fund, even if both the Underlying Fund and the other fund are managed by the same adviser.
Information regarding each Underlying Fund, including its (i) name, (ii) type or investment objective, (iii) investment adviser and any sub-investment adviser, (iv) current expenses, and (v) performance is available in an appendix to this Prospectus. See Appendix A: Underlying Funds Available Under the Contract and Optional Rider Investment Restrictions . We cannot assure that any Underlying Fund will achieve its objective. Each Underlying Fund has issued a prospectus that contains more detailed information about the Underlying Fund. Read these prospectuses carefully before investing. Paper or electronic copies of the Underlying Fund prospectuses may be obtained by calling us at 1-800-888-2461, e-mailing us at SBLProspectusRequests@securitybenefit.com or visiting www.dfinview.com/SecurityBenefit/TAHD/814121489?site=PSBL .
Amounts that you allocate to the Subaccounts under a Contract will vary based on investment performance of the Subaccounts you select for investment. No minimum amount of Contract Value is guaranteed.
When you are ready to receive annuity payments, the Contract provides several options for annuity payments. See “Annuity Options.”
The Underlying Funds currently available under the Contract are listed and described in Appendix A to this Prospectus, entitled “Underlying Funds Available Under the Contract.”
Certain Payments the Company and its Affiliates Receive with Regard to the Underlying Funds. The Company (and its affiliates) receives payments from some of the Underlying Funds, their advisers, sub‑advisers, and distributors, or affiliates thereof. The Company negotiates these payments and thus they differ by Underlying Fund (sometimes substantially), and the amounts the Company (or its affiliates) receives can be significant. Where these payments are made, the advisers, sub‑advisers, or distributors (or affiliate thereof) of those Underlying Funds have increased access to the Company and its affiliates involved in the distribution of the Contract. Proceeds from these payments can be used by the Company for any corporate purpose, including payment of expenses that the Company and its affiliates incur in promoting, marketing, and administering the Contract and in the Company’s role as an intermediary for the Underlying Funds. The Company and its affiliates may profit from these payments.
12b‑1 Fees. The Company and/or its subsidiary, SDL, the principal underwriter for the Contract, receive 12b‑1 fees from certain of the Underlying Funds that are based on a percentage of the average daily net assets of the particular Underlying Fund attributable to the Contract and certain other variable insurance contracts issued or administered by the Company (or its affiliates). 12b‑1 fees are paid out of Underlying Fund assets as part of the Underlying Fund’s total annual operating expenses. Payments made out of Underlying Fund assets will reduce the amount of assets that would otherwise be available for investment, and will reduce the Underlying Funds’ investment returns. Currently, the Company and SDL receive 12b‑1 fees ranging from 0% to 0.35% of the average net assets of the Contract (and certain other variable insurance contracts issued or administered by the Company (or its affiliates)) invested in Underlying Funds that pay 12b-1 fees.

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Payments From Underlying Fund Service Providers. The Company (or its affiliates) also receives payments from the investment advisers, sub‑advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds. These payments may be derived, in whole or in part, from the investment advisory fee deducted from Underlying Fund assets. Owners, through their indirect investment in the Underlying Funds, bear the costs of these investment advisory fees (see the Underlying Funds’ prospectuses for more information). These payments usually are based on a percentage of the average daily net assets of the particular Underlying Fund attributable to the Contract and to certain other variable insurance contracts issued or administered by the Company (or its affiliates). Currently, the Company and its affiliates receive payments that range from 0.10% to 0.60% of the average net assets of the Contract (and certain other variable insurance contracts issued or administered by the Company (or its affiliates)) invested in an Underlying Fund.
Other Payments. In the case of certain of the Underlying Funds, the Underlying Fund’s adviser, sub‑adviser, distributor, or affiliates provide the Company (or its affiliates) and/or broker-dealers that sell the Contract (“selling firms”) with wholesaling services to assist the Company in the distribution of the Contract, may pay the Company (or its affiliates) and/or selling firms amounts to participate in their national and regional sales conferences and meetings with the sales desks, and/or provide the Company (or its affiliates) and/or selling firms with occasional gifts, meals, tickets, or other compensation as an incentive to market the Underlying Funds when offering or distributing the Contract and to cooperate with their promotional efforts for their Underlying Funds.
For details about the compensation payments the Company makes in connection with the sale of the Contract, see “Sale of the Contract.”
Total Payments. Currently, the Company and its affiliates, including SDL, receive payments from the Underlying Funds, their advisers, sub‑advisers, and distributors, or affiliates thereof in the form of 12b‑1 fees, and/or other payments described above that range in total from a minimum of 0.25% to a maximum of 0.60% of the average net assets of the Contract (and certain other variable insurance contracts issued or administered by the Company (or its affiliates)) invested in an Underlying Fund.
Selection of Underlying Funds. The Company selects the Underlying Funds offered through the Contract based on several criteria, including asset class coverage, the strength of the investment adviser’s (or sub‑adviser’s) reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor the Company considers during the selection process is whether the Underlying Fund, its adviser, its sub‑adviser, or an affiliate will make payments to the Company or its affiliates, as described above. These payment arrangements may create an incentive for us to select funds that pay us higher amounts. The Company also considers whether the Underlying Fund’s adviser is one of its affiliates, and whether the Underlying Fund, its adviser, sub‑adviser, or distributor (or an affiliate) can provide marketing and distribution support for sale of the Contract. The Company reviews each Underlying Fund periodically after it is selected. Upon review, the Company may remove an Underlying Fund or restrict allocation of additional Purchase Payments and/or transfers of Contract Value to an Underlying Fund if it determines the Underlying Fund no longer meets one or more of the criteria and/or if the Underlying Fund has not attracted significant assets. The Company does not recommend or endorse any particular Underlying Fund, and does not provide investment advice.
Services and Administration  — The Company has primary responsibility for all administration of the Contracts and the Separate Account. The Company has entered into an administrative services agreement with SE2, LLC (“SE2”), 5801 SW 6th Avenue, Topeka, Kansas 66636, whereby SE2 provides certain business process outsourcing services with respect to the Contracts. SE2 may engage other service providers to provide certain administrative functions. SE2 is an affiliate of the Company.
Charges and Deductions

Certain charges will be deducted in connection with the Contract , as described below.
Transaction Expenses
Contingent Deferred Sales Charge  — We also refer to this charge as the surrender charge, sales charge, or withdrawal charge in this Prospectus. The Company does not deduct sales charges from Purchase Payments before crediting them to your Contract Value. However, except as set forth below, the Company may assess a contingent deferred sales charge (which may also be referred to as a “withdrawal charge”) on a full or partial

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withdrawal, including systematic withdrawals, depending on how long your Purchase Payments have been held under the Contract. Purchase Payments include any Bonus Credits for purposes of assessing the withdrawal charge. As such, any Bonus Credits are subject to withdrawal charges on the same basis as Purchase Payments in the event of a full or partial withdrawal of any such Bonus Credits. Purchase Payments do not include Credit Enhancements for the purpose of assessing the withdrawal charge.
The Company will waive the withdrawal charge on withdrawals to the extent that total withdrawals in a Contract Year, including systematic withdrawals, do not exceed the free withdrawal amount
. The free withdrawal amount is equal in the first Contract Year, to 10% of Purchase Payments, excluding any Credit Enhancements and/or Bonus Credits, made during the year and for any subsequent Contract Year, to 10% of Contract Value as of the first Valuation Date of that Contract Year.
The withdrawal charge applies to the portion of any withdrawal, consisting of Purchase Payments and/or Bonus Credits that exceed the free withdrawal amount. The withdrawal charge does not apply to withdrawals of earnings. Withdrawals are considered to come first from Purchase Payments, then Bonus Credits in the order they were received and then from earnings. Free withdrawal amounts do not reduce Purchase Payments or Bonus Credits for the purpose of determining future withdrawal charges. Also, under the Guaranteed Minimum Withdrawal Benefit and Total Protection Riders, withdrawals of up to the Annual Withdrawal Amount are not subject to a withdrawal charge but reduce the Free Withdrawal amount otherwise available in that Contract Year.
The amount of the charge will depend on how long your Purchase Payments and/or Bonus Credits have been held under the Contract. Each Purchase Payment and Bonus Credit is considered to have a certain “age,” depending on the length of time since the Purchase Payment or Bonus Credit was effective. A Purchase Payment or Bonus Credit is “age one” in the year beginning on the date the Purchase Payment or Bonus Credit is applied by the Company and increases in age each year thereafter . The withdrawal charge is calculated according to the following schedule:
Purchase Payment or Bonus Credit Age (in years)	Withdrawal Charge
1	7%
2	7%
3	6%
4	5%
5	4%
6	3%
7	2%
8 and over	0%

The Company will deduct the withdrawal charge from your withdrawal payment, unless you request that the charge be deducted from remaining Contract Value and provided there is sufficient Contract Value available. If we deduct the withdrawal charge from your remaining Contract Value, the withdrawal charge is also subject to a withdrawal charge.
Example of Withdrawal Charge Deducted from Withdrawal Payment and Deducted from Remaining Contract Value . Assume:
(i)	A withdrawal of $20,000 is requested in Contract Year 2
(ii)	The remaining free withdrawal amount in Contract Year 2 is $10,000

If the Owner requests that the withdrawal charge be deducted from the withdrawal payment, the withdrawal charge would be $700, calculated as follows:
 (Withdrawal Amount – Remaining Free Withdrawal Amount) x Withdrawal Charge % =
($20,000 - $10,000) x 7% = $700
The $700 withdrawal charge is deducted from the withdrawal payment before the Company sends it to the Owner. The Contract Value decreases by $20,000 and the Owner receives a total payment of $19,300 ($20,000 - $700).

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If the Owner requests that the withdrawal charge be deducted from the remaining Contract Value, the withdrawal charge would be $752.69, calculated as follows:
(Withdrawal Amount - Remaining Free Withdrawal Amount)   x      Withdrawal Charge %      =
         1 – Withdrawal Charge %
($20,000 - $10,000) x (7% / (1 - 7%)) =
$10,000 x (7% / 93%) =
$10,000 x 7.5269% = $752.69
The $752.69 withdrawal charge is deducted from the Contract Value. The Contract Value decreases by $20,752.69 ($20,000 + $752.69) and the Owner receives a total payment of $20,000.
In no event will the amount of any withdrawal charge, when added to such charge previously assessed against any amount withdrawn from the Contract , exceed 7% of Purchase Payments and Bonus Credits paid under the Contract. In addition, no withdrawal charge will be imposed upon: (1) payment of death benefit proceeds ; or (2)  Annuity Options that provide for payments for life, or a period of at least seven years. The Company will assess the withdrawal charge against the Subaccounts and the Fixed Account in the same proportion as the withdrawal proceeds are allocated.
The withdrawal charge is designed to reimburse the Company for costs and other expenses associated with the promotion and sales of the Contract, such as paying sales commissions to broker-dealers. It is expected that actual expenses will be greater than the amount of the withdrawal charge. To the extent that all sales expenses are not recovered from the charge, such expenses may be recovered from other charges, including amounts derived indirectly from the charge for mortality and expense risk.
Premium Tax Charge  — Various states and municipalities impose a tax on premiums on annuity contracts received by insurance companies. Whether or not a premium tax is imposed will depend upon, among other things, the Owner’s state of residence, the Annuitant’s state of residence, and the insurance tax laws and the Company’s status in a particular state. The Company assesses a premium tax charge to reimburse itself for premium taxes that it incurs in connection with a Contract. The Company deducts this charge when due, typically upon the Annuity Start Date or payment of a Purchase Payment. The Company may deduct premium tax upon a full or partial withdrawal (including a systematic withdrawal or withdrawal made to pay the fees of your investment adviser) if a premium tax has been incurred and is not refundable. Currently, in Maine, South Dakota, and Wyoming the Company deducts the premium tax from Purchase Payments applied to a Non‑Qualified Contract. Those amounts are currently 2.00%, 1.25%, and 1.00%, respectively. Partial withdrawals, including systematic withdrawals, may be subject to a premium tax charge if a premium tax is incurred on the withdrawal by the Company and is not refundable. The Company reserves the right to deduct premium taxes when due or any time thereafter. Premium tax rates currently range from 0% to 3.5%, but are subject to change by a governmental entity.
Deduction of Advisory Fees  — You may enter into a separate investment advisory agreement with an investment adviser that provides asset allocation services in connection with your Contract. We are not affiliated with those investment advisers, and we do not supervise or perform due diligence on investment advisers who may provide such asset allocation services. By entering into an agreement with the investment adviser for asset allocation services and executing the Company's investment adviser authorization form, you authorize the investment adviser to allocate your Contract Value among certain Subaccounts and make changes in your allocations from time to time, and you may authorize us to deduct amounts from your Contract Value to pay the investment adviser's fee in the amounts and at the times directed by the investment adviser in writing. You may terminate your investment adviser authorization at any time by sending written and signed notice of termination to our Administrative Office or submitting an electronic notice of termination to.
We will treat each deduction as a partial withdrawal from your Contract. However, no surrender charges will apply to such deductions, and the deductions will not count toward the annual free withdrawal amount. The Company will deduct the amount of the withdrawal from the Contract Value in the Subaccounts and the Fixed account, according to the Owner’s or authorized investment adviser’s instructions to the Company. If you do not specify the allocation, the Company will deduct the withdrawal in the same proportion that Contract Value is

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allocated among the Subaccounts and the Fixed Account. The investment advisory fee is paid to the investment adviser and is not a Contract charge retained by us. For Non-Qualified Contracts, all or a portion of the charges deducted from your Contract Value to pay the investment adviser's fees may be subject to federal and state income tax and a 10% federal penalty tax.
The investment advisory fee is described more fully in the disclosure statement provided by the investment adviser. You should consult with your representative for details regarding the investment advisory services, including fees and expenses. A tax-free partial exchange may become taxable if an advisory fee is paid from your Contract Value within 180 days of the partial exchange. Consult your tax adviser for advice concerning tax-free partial exchanges.
Withdrawals from your Contract Value to pay advisory fees will reduce the death benefits and other guaranteed benefits under the Contract, perhaps significantly. See “Death Benefit” for an example of how withdrawals to pay advisory fees impact the Contract Value and standard death benefit.
We have entered into an agreement with an investment adviser, Vantage Advisors, LLC, to provide asset allocation services in connection with the Contract. In providing such asset allocation services, Vantage Advisors currently uses the Ibbotson Asset Allocation Program, a proprietary asset allocation and rebalancing program developed by Ibbotson Associates Advisors, LLC. We pay Vantage Advisors a monthly fee, which is based on the aggregate Contract Value of those Contracts for which Owners have retained Vantage Advisors to provide such services. Vantage Advisors has agreed that it will not charge Owners for its asset allocation services provided in connection with the Contract for so long as its agreement with the Company is in effect. You should consult with your representative for details regarding Vantage Advisors' services.
Annual Contract Expenses
Administrative Expenses
Account Administration Charge  — The Company deducts an account administration charge of $30.00 from Contract Value at each Contract Anniversary. The Company will waive the charge if your Contract Value is $50,000 or more on the date the charge is to be deducted. The Company will deduct a pro rata account administration charge (1) upon a full withdrawal; (2) upon the Annuity Start Date if one of the Annuity Options 1 through 4, 7 or 8 is chosen; and (3) upon payment of a death benefit. This charge is not deducted during the Annuity Period if one of the Annuity Options 1 through 4, 7 or 8 is chosen. The purpose of the charge is to compensate the Company for the expenses associated with administration of the Contract.
  Base Contract Expenses
Mortality and Expense Risk Charge  — The Company deducts a charge for mortality and expense risks assumed by the Company under the Contract. The Company deducts a daily minimum charge equal to 1.20%, on an annual basis, of each Subaccount’s average daily net assets. If you are subject to mortality and expense risk charge above the minimum charge, the Company deducts the excess amount from your Contract Value on a monthly basis. The mortality and expense risk charge amount is determined each month by reference to the amount of your Contract Value at the time the charge is deducted , as set forth in the table below.
Contract Value	Annual Mortality and Expense Risk Charge
Less than $25,000	1.45%
At least $25,000 but less than $100,000	1.30%
$100,000 or more	1.20%

During the Annuity Period, the mortality and expense risk charge is as follows:
Annuity Option	Annual Mortality and Expense Risk Charge
Annuity Options 5 & 6	See table immediately above.
Annuity Options 1-4, 7 & 8	1.25%

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The expense risk is the risk that the Company’s actual expenses in issuing and administering the Contract and operating the Subaccounts will be more than the charges assessed for such expenses. The mortality risk borne by the Company is the risk that Annuitants, as a group, will live longer than the Company’s actuarial tables predict. In this event, the Company guarantees that annuity payments will not be affected by a change in mortality experience that results in the payment of greater annuity income than assumed under the Annuity Options in the Contract. The Company also assumes a mortality risk in connection with the death benefit under the Contract (i.e., for deaths occurring sooner than the Company’s actuarial tables predict).
The Company may ultimately realize a profit from this charge to the extent it is not needed to cover mortality and administrative expenses, but the Company may realize a loss to the extent the charge is not sufficient. The Company may use any profit derived from this charge for any lawful purpose, including distribution expenses. See “Determination of Contract Value” for more information about how the Company deducts the mortality and expense risk charge.
Administration Charge  — The Company deducts a daily administration charge equal to an annual rate of 0.15% of each Subaccount’s average daily net assets. The purpose of this charge is to compensate the Company for the expenses associated with administration of the Contract and operation of the Subaccounts.
The Company assesses the administration charge in order to facilitate making certain Underlying Funds available as investment options under the Contract. The Company applies the fee on all Subaccounts, but may impose a higher fee on Subaccounts that we add in the future that invest in Underlying Funds that do not provide the Company or its affiliates with the amount of revenue it requires in order for it to meet its revenue targets. See "Certain Payments the Company and its Affiliates Receive With Regard to the Underlying Funds" for more information on payments the Company and its affiliates may receive from the Underlying Funds and their affiliates. These payments may be used for any corporate purpose, including payment of expenses that the Company and its affiliates incur in promoting, marketing, and administering the Contract and, in its role as intermediary, the Underlying Funds. The Company may profit from the administration charge, and may use any profit derived from this fee for any lawful purpose, including distribution expenses. This charge continues during the Annuity Period.
Loan Interest Charge  — The Company charges an effective annual interest rate on a loan that will never be greater than an amount equal to 5.16% plus the total charges for riders you have selected. The Company also will credit the amount in the Loan Account with an effective annual interest rate equal to the 3.0%. The net cost of a loan is the interest rate charged by the Company less the interest rated credited.
Other Charges  — The Company may charge the Separate Account or the Subaccounts for the federal, state, or local taxes incurred by the Company that are attributable to the Separate Account or the Subaccounts, or to the operations of the Company with respect to the Contract, or that are attributable to payment of premiums or acquisition costs under the Contract. No such charge is currently assessed. See “Tax Status of the Company and the Separate Account” and “Charge for the Company’s Taxes.”
Variations in Charges  — The Company may reduce or waive the amount of the contingent deferred sales charge and certain other charges for a Contract where the expenses associated with the sale of the Contract or the administrative and maintenance costs associated with the Contract are reduced for reasons such as the amount of the initial Purchase Payment or projected Purchase Payments or the Contract is sold in connection with a group or sponsored arrangement.
Optional Rider Charges  — In addition to the charges and deductions discussed above, you may purchase certain optional riders under the Contract. The Company makes each rider available only at issue.
The Company deducts a monthly charge from Contract Value for any riders elected by the Owner. The Company will deduct the monthly rider charge from Contract Value beginning on the Contract Date and ending on the Annuity Start Date if you elect one of Annuity Options 1 through 4, 7 or 8 . If you elect Annuity Option 5 or 6, the Company will deduct the monthly rider charge for the life of the Contract if you purchase the Waiver of Withdrawal Charge Rider or the 0-Year or 4-Year Alternate Withdrawal Charge Rider. Thus, the Company may deduct certain rider charges during periods where no benefits are provided or payable. The charge for the Extra Credit Rider, however, is deducted only during the seven-year period beginning on the Contract Date. The amount of each rider charge is equal to a percentage, on an annual basis, of your Contract

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Value. Each rider and its charge are listed below. (You may not select riders with total charges in excess of 1.60% of Contract Value, for riders elected prior to February 1, 2010.)
Riders are no longer available for purchase. For more information on riders that were available for purchase only prior to February 1, 2010 , please see
Appendix B – Riders Available for Purchase
Only Prior to February 1, 2010 and Appendix C – Automatic Bonus Credit Rider .
Optional Rider Expenses (as a percentage of Contract Value)

	Annual Rider Charge
	Current	Maximum
4% Extra Credit [1]	0.55%
Annual Stepped Up Death Benefit	0.20%
Waiver of Withdrawal Charge*	0.05%
Alternate Withdrawal Charge (0-Year)*	0.70%
Alternate Withdrawal Charge (4-Year) [2] *	0.60% [3]
3% Guaranteed Minimum Income Benefit	0.15%
5% Guaranteed Minimum Income Benefit	0.30%
6% Dollar for Dollar Guaranteed Minimum Income Benefit	0.60%
3% Guaranteed Growth Death Benefit	0.10%
5% Guaranteed Growth Death Benefit	0.20%
6% Guaranteed Growth Death Benefit [4]	0.25%
7% Guaranteed Growth Death Benefit [4]	0.30%
Combined Annual Stepped Up and Guaranteed Growth Death Benefit	0.25%
Enhanced Death Benefit	0.25%
Combined Enhanced and Annual Stepped Up Death Benefit	0.35%
Combined Enhanced and Guaranteed Growth Death Benefit	0.35%
Combined Enhanced, Annual Stepped Up and Guaranteed Growth Death Benefit	0.40%
6% Dollar for Dollar Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit	0.85%
Guaranteed Minimum Withdrawal Benefit [5]	0.45%	1.10%
Total Protection [6]	0.85%	1.45%
3% Extra Credit [1]	0.40%
5% Extra Credit [1]	0.70%

*    Charges for these riders will continue after the Annuity Start Date if you select Annuity Option 5 or 6.
1    The Company will deduct the charge for this rider during the seven-year period beginning on the Contract Date.
2    If the 4‑Year Alternate Withdrawal Charge Rider has not been approved in a state, a 3‑Year Alternate Withdrawal Charge Rider is available for a charge of 0.40%. See “Alternate Withdrawal Charge.”
3    The charge for the 4‑year Alternate Withdrawal Charge Rider is 0.60% if the Company issues your Rider on or after January 1, 2005. However, if the Company issued your Rider prior to that date, the charge is 0.55%.
4    Not available to Texas residents.
5    The Company may increase the rider charge for the Guaranteed Minimum Withdrawal Benefit Rider only if you elect a reset; the Company guarantees the rider charge upon reset will not exceed 1.10% on an annual basis. Please see the discussion under “Guaranteed Minimum Withdrawal Benefit” In Appendix B – Riders Available for Purchase Only Prior to February 1, 2010. The current charge for the rider is used in calculating the maximum rider charge of 1.60% of Contract Value (1.00% for Contracts issued prior to June 19, 2006 with a 0‑Year Alternate Withdrawal Charge Rider).
6    The Company may increase the rider charge for the Total Protection Rider only if you elect a reset; the Company guarantees the rider charge upon reset will not exceed 1.45% on an annual basis. Please see the discussion under “Total Protection” in Appendix B – Riders Available for Purchase Only Prior to February 1, 2010 . The current charge for the rider is used in calculating the maximum rider charge of 1.60% of Contract Value (1.00% for Contracts issued prior to June 19, 2006 with a 0 ‑ Year Alternate Withdrawal Charge Rider).

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Guarantee of Certain Charges  — The Company guarantees that: (1) the charge for mortality and expense risks will not exceed an annual rate of 1.45% (1.25% during the Annuity Period) of each Subaccount’s average daily net assets ; (2) the administration charge will not exceed an annual rate of 0.15% of each Subaccount’s average daily net assets ; and (3) the account administration charge will not exceed $30 per year .
Underlying Fund Expenses  — Each Subaccount of the Separate Account purchases shares at the net asset value of the corresponding Underlying Fund. Each Underlying Fund’s net asset value reflects the investment advisory fee and other expenses that are deducted from the assets of the Underlying Fund. These fees and expenses are not deducted from the Subaccounts, but are paid from the assets of the corresponding Underlying Fund. As a result, the Owner indirectly bears a pro rata portion of such fees and expenses. The advisory fees and other expenses, if any, which are more fully described in each Underlying Fund’s prospectus, are not specified or fixed under the terms of the Contract, and may vary from year to year.
The Contract

General — The Company issues the Contract offered by this Prospectus. It is a flexible purchase payment deferred variable annuity. To the extent that you allocate all or a portion of your Purchase Payments to the Subaccounts, the Contract is significantly different from a fixed annuity contract in that it is the Owner under a Contract who assumes the risk of investment gain or loss rather than the Company. When you are ready to begin receiving annuity payments, the Contract provides several Annuity Options under which the Company will pay periodic annuity payments on a variable basis, a fixed basis or both, beginning on the Annuity Start Date. The amount that will be available for annuity payments will depend on the investment performance of the Subaccounts to which you have allocated Purchase Payments and the amount of interest credited on Contract Value that you have allocated to the Fixed Account.
The Contract is available for purchase by an individual as a non-tax qualified contract (“Non‑Qualified Contract ”). The Contract is also eligible for purchase in connection with certain tax qualified retirement plans that meet the requirements of Section 402A, 403(b), 408, or 408A of the Internal Revenue Code (“Qualified Plan”). Certain federal tax advantages are currently available to retirement plans that qualify as (1) annuity purchase plans of public school systems and certain tax-exempt organizations under Section 403(b), or (2) traditional and Roth individual retirement accounts or annuities, including traditional IRAs established by an employer under a simplified employee pension plan or a SIMPLE IRA plan, under Section 408. Joint Owners are permitted only on a Contract issued pursuant to a Non‑Qualified Contract . If you are purchasing the Contract as an investment vehicle for a Section 402A, 403(b), 408, or 408A Qualified Plan, you should consider that the Contract does not provide any additional tax advantages beyond those already available through the Qualified Plan. However , the Contract does offer features and benefits in addition to providing tax deferral that other investments may not offer, including death benefit protection for your beneficiaries and annuity options which guarantee income for life. You should consult with your financial professional as to whether the overall benefits and costs of the Contract are appropriate considering your circumstances.
Note that for Contracts issued to Massachusetts residents on or after January 1, 2009, a unisex Massachusetts-approved Contract will be issued without regard to where the application was signed.
Important Information About Your Benefits Under the Contract — The benefits under the Contract are paid by us from our General Account assets and/or your Contract Value held in the Separate Account. It is important that you understand that payment of benefits from the Separate Account is not guaranteed and depends upon certain factors discussed below.
Assets in the Separate Account. Your Contract permits you to allocate Purchase Payments and Contract Value to various Subaccounts. You bear all of the investment risk for allocations to the Subaccounts. Your Contract Value in the Subaccounts is part of the assets of the Separate Account. These assets are segregated and cannot be charged with liabilities arising from any other business that we may conduct.
Assets in the General Account.  Your Contract may permit you to allocate Purchase Payments and Contract Value to the Fixed Account. Amounts allocated to the Fixed Account, plus any guarantees under the Contract that exceed your Contract Value (such as those associated with the guaranteed death benefit and any enhanced death benefits provided by rider, or a guaranteed minimum income benefit rider), are paid from our General Account. We

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issue other types of insurance policies and financial products as well, and we pay our obligations under these products from our assets in the General Account.
Any amounts that we are obligated to pay under the Contract from the General Account are subject to our financial strength and claims-paying ability. An insurance company’s financial strength and claims-paying ability may be affected by, among other factors, adverse market developments. Adverse market developments may result in, among other things, realized losses on General Account investments, unrealized losses on such investments (which may or may not result in accounting impairments), increased reserve requirements, and a reduction of capital both absolutely and relative to minimum, regulatory required capital (some of which are cash items and some of which are non-cash items). Adverse market developments are an inherent risk to our, and any insurer’s, General Account.
Application for a Contract — If you wish to purchase a Contract, you may submit an application and an initial Purchase Payment to the Company, as well as any other form or information that the Company may require. The Company reserves the right to reject an application or Purchase Payment for any reason, subject to the Company’s underwriting standards and guidelines and any applicable state or federal law relating to nondiscrimination.
The maximum age of an Owner or Annuitant for which a Contract will be issued is age 90. If there are Joint Owners or Annuitants, the maximum issue age will be determined by reference to the older Owner or Annuitant.
Purchase Payments  — The minimum initial Purchase Payment for the purchase of a Contract is $10,000. Thereafter, you may choose the amount and frequency of Purchase Payments, except that the minimum subsequent Purchase Payment is $500. The minimum subsequent Purchase Payment if you elect an Automatic Investment Program is $50. The Company may reduce the minimum Purchase Payment requirement under certain circumstances. The Company will not accept without prior Company approval aggregate Purchase Payments in an amount that exceeds $1,000,000 under any variable annuity contract(s) issued by the Company for which you are an Owner and/or Joint Owner. The Company has the right to refuse any Purchase Payment.
The Company will apply the initial Purchase Payment not later than the end of the second Valuation Date after the Valuation Date it is received by the Company, in good order. In this regard “good order” means that the Purchase Payment is preceded or accompanied by an application that contains sufficient information to establish an account and properly credit such Purchase Payment. The application form will be provided by the Company. If you submit your application and/or initial Purchase Payment to your registered representative, the Company will not begin processing the application and the initial Purchase Payment until the Company receives them from your representative’s broker-dealer.
Sometimes the Purchase Payment is not preceded by or accompanied by a complete application. The application includes your affirmative consent permitting the Company to hold your initial Purchase Payment beyond five Valuation Dates in its effort to complete your application. If your application is incomplete, and the Company is unable to resolve the problem within five Valuation Dates, the Company will notify you of the reasons for the delay. If you affirmatively revoke the consent given with your application to hold your initial Purchase Payment pending resolution of the problem, we will return your Purchase Payment. Otherwise, the Purchase Payment will be applied not later than the second Valuation Date after the Valuation Date the problem is resolved.
The Company will credit subsequent Purchase Payments as of the end of the Valuation Period in which they are received by the Company; however, subsequent Purchase Payments received at or after close of a Valuation Date (normally 3:00 p.m. Central time) will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Cut-Off Times.” In addition, any such Purchase Payment will not be processed until it is in good order. In this regard, “good order” means that the Purchase Payment is preceded or accompanied by sufficient information to properly credit such Purchase Payment. Purchase Payments after the initial Purchase Payment may be made at any time prior to the Annuity Start Date, so long as the Owner is living. Subsequent Purchase Payments under a Qualified Plan may be limited by the terms of the plan and provisions of the Internal Revenue Code. Subsequent Purchase Payments may be paid under an Automatic Investment Program. The initial Purchase Payment required must be paid before the Company will accept the Automatic Investment Program. If you submit a subsequent Purchase Payment to your registered representative, the Company will not begin processing the Purchase Payment until the Company receives it from your representative’s broker-dealer.

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If mandated under applicable law, the Company may be required to reject a Purchase Payment. The Company also may be required to provide additional information about an Owner’s account to government regulators. In addition, the Company may be required to block an Owner’s account and thereby refuse to pay any request for transfers, full or partial withdrawals (including systematic withdrawals and withdrawals made to pay the fees of your investment adviser), or death benefits until instructions are received from the appropriate regulator.
Allocation of Purchase Payments  — In an application for a Contract, you select the Subaccounts or the Fixed Account to which Purchase Payments will be allocated. Purchase Payments will be allocated according to your instructions contained in the application or more recent instructions received, if any, except that no Purchase Payment allocation is permitted that would result in less than $25.00 per payment being allocated to any one Subaccount or the Fixed Account. The allocations must be a whole dollar amount or a whole percentage. Available allocation alternatives include the Subaccounts and the Fixed Account; provided that the Fixed Account is available under your Contract.
You may change the Purchase Payment allocation instructions by submitting a proper written request to the Company’s Administrative Office. A proper change in allocation instructions will be effective upon receipt by the Company at its Administrative Office and will continue in effect until you submit a change in instructions to the Company. You may make changes in your Purchase Payment allocation and changes to an existing Dollar Cost Averaging or Asset Reallocation Option (each, an “Automatic Allocation Program”) by telephone provided the proper form is properly completed, signed, and received by the Company. Changes in the allocation of future Purchase Payments have no effect on existing Contract Value. You may, however, transfer Contract Value among the Subaccounts and the Fixed Account in the manner described in “Transfers of Contract Value.”
Fund Liquidations. If your allocation instructions include a Subaccount that has become no longer available due to a fund liquidation, upon advance notice to you and unless you otherwise instruct us, we will allocate the applicable portion of any subsequent Purchase Payments to the Invesco V.I. Government Money Market Subaccount, and any automatic allocation instructions for scheduled transfers that include a Subaccount that is no longer available due to a fund liquidation will be terminated. If you wish to set up a new Dollar Cost Averaging Option or Asset Reallocation Option (without the Subaccount that is no longer available due to fund liquidation), you will need to submit a new form to us. If you request a transfer of Contract Value to a Subaccount that is no longer available due to a fund liquidation, we will consider your request to not be in good order, and we will not process it. In such cases, we will contact you for further instructions.
Closed Subaccounts. We reserve the right to close Subaccounts. If we close a Subaccount (a “Closed Subaccount”), you may be prevented from allocating Purchase Payments or Contract Value to that Subaccount.
In the event that we receive a request on or after the effective date to allocate to any of the Closed Subaccounts, we will handle those transactions as follows:
New Applications. If we receive an application for a Contract with an allocation to any of the Closed Subaccounts, we will consider the application to be incomplete and we will attempt to contact the applicant to get revised instructions. The Company will hold the Purchase Payment in its General Account and may take up to five Valuation Dates to resolve the problem. If the Company is unable to resolve the problem within the five Valuation Dates, the Company will notify the applicant of the reasons for the delay. If the applicant affirmatively revokes the consent given with their application to hold the initial Purchase Payment pending resolution of the problem, we will return the applicant’s Purchase Payment. Otherwise, the Purchase Payment will be applied not later than the second Valuation Date after the Valuation Date the problem is resolved.
Existing Contracts. If we receive a Purchase Payment for an existing Contract with an allocation to a Closed Subaccount, we will allocate the applicable portion of the payment to the Invesco V.I. Government Money Market Subaccount. If you have automatic allocation instructions designating allocation to a Closed Subaccount pursuant to an Automatic Allocation Program as of the date that a Subaccount is closed, your automatic allocation instructions will be terminated as of the close of business on that date. If you wish to set up a new Dollar Cost Averaging Option or Asset Reallocation Option (without the Closed Subaccount), you will need to submit a new form to our Administrative Office. If you request a transfer of Contract Value to a Closed Subaccount, we will consider your request to not be in good order, and we will not process it. In such cases, we will contact you for further instructions.

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Dollar Cost Averaging Option  — For no additional charge, prior to the Annuity Start Date, you may dollar cost average your Contract Value by authorizing the Company to make periodic transfers of Contract Value from any one Subaccount to one or more of the other Subaccounts. Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities gets averaged over time and possibly over various market cycles. The option will result in the transfer of Contract Value from one Subaccount to one or more of the other Subaccounts. Amounts transferred under this option will be credited at the price of the Subaccount as of the end of the Valuation Dates on which the transfers are effected. Since the price of a Subaccount’s Accumulation Units will vary, the amounts transferred to a Subaccount will result in the crediting of a greater number of units when the price is low and a lesser number of units when the price is high. Similarly, the amounts transferred from a Subaccount will result in a debiting of a greater number of units when the price is low and a lesser number of units when the price is high. Dollar cost averaging does not guarantee profits, nor does it assure that you will not have losses.
A Dollar Cost Averaging form is available upon request. On the form, you must designate whether Contract Value is to be transferred on the basis of a specific dollar amount, a fixed period or earnings only, the Subaccount or Subaccounts to and from which the transfers will be made, the desired frequency of the transfers, which may be on a monthly, quarterly, semiannual or annual basis, and the length of time during which the transfers shall continue or the total amount to be transferred over time. The minimum amount that may be transferred to any one Subaccount is $25.00. The Company does not require that transfers be continued over any minimum period of time, although typically dollar cost averaging would extend over a period of at least one year.
After the Company has received a Dollar Cost Averaging request in proper form at its Administrative Office, the Company will transfer Contract Value in the amounts you designate from the Subaccount from which transfers are to be made to the Subaccount or Subaccounts you have chosen. The Company will effect each transfer on the date you specify or if no date is specified, on the monthly, quarterly, semiannual or annual anniversary, whichever corresponds to the period selected, of the date of receipt at the Administrative Office of a Dollar Cost Averaging request in proper form. Transfers will be made until the total amount elected has been transferred, or until Contract Value in the Subaccount from which transfers are made has been depleted. Amounts periodically transferred under this option are not included in the 14 transfers per Contract Year that generally are allowed as discussed under “Transfers of Contract Value.”
You may make changes to the option by writing to the Company’s Administrative Office or by telephone provided the proper form is completed, signed, and received by the Company. You may instruct the Company at any time to terminate the option by written request to the Company’s Administrative Office. In that event, the Contract Value in the Subaccount from which transfers were being made that has not been transferred will remain in that Subaccount unless you instruct us otherwise. If you wish to continue transferring on a dollar cost averaging basis after the expiration of the applicable period, the total amount elected has been transferred, or the Subaccount has been depleted, or after the Dollar Cost Averaging Option has been canceled, a new Dollar Cost Averaging form must be completed and sent to the Administrative Office. The Company requires that you wait at least a month if transfers were made on a monthly basis, a quarter if transfers were made on a quarterly basis, six months if transfers were made on a semiannual basis, or one year if transfers were made on an annual basis, before reinstating Dollar Cost Averaging after it has been terminated for any reason. The Company may discontinue, modify, or suspend the Dollar Cost Averaging Option at any time. The Company may discontinue, modify, or suspend the Dollar Cost Averaging Option at any time. The Company does not currently charge a fee for this option.
If you elect the Dollar Cost Averaging Option, you also may elect the Asset Reallocation Option. If the Fixed Account is available under your Contract, you may also dollar cost average Contract Value to or from the Fixed Account, subject to certain restrictions described under “Transfers and Withdrawals from the Fixed Account.”
Asset Reallocation Option  — For no additional charge, prior to the Annuity Start Date, you may authorize the Company to automatically transfer Contract Value on a monthly, quarterly, semiannual or annual basis to maintain a particular percentage allocation among the Subaccounts. The Contract Value allocated to each Subaccount will grow or decline in value at different rates during the selected period, and Asset Reallocation automatically reallocates the Contract Value in the Subaccounts to the allocation you selected on a monthly, quarterly, semiannual or annual basis, as you select. Asset Reallocation is intended to transfer Contract Value from those Subaccounts that have increased in value to those Subaccounts that have declined in value. Over time, this

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method of investing may help you buy low and sell high. This investment method does not guarantee profits, nor does it assure that you will not have losses.
To elect this option an Asset Reallocation request in proper form must be received by the Company at its Administrative Office. An Asset Reallocation form is available upon request. On the form, you must indicate the applicable Subaccounts, the applicable time period and the percentage of Contract Value to be allocated to each Subaccount.
Upon receipt of the Asset Reallocation/Dollar Cost Averaging form, the Company will effect a transfer or, in the case of a new Contract, will allocate the initial Purchase Payment among the Subaccounts based upon the percentages that you selected. Thereafter, the Company will transfer Contract Value to maintain that allocation on each monthly, quarterly, semiannual or annual anniversary, as applicable, of the date of the Company’s receipt of the Asset Reallocation request in proper form. The amounts transferred will be credited at the price of the Subaccount as of the end of the Valuation Date on which the transfer is effected. Amounts periodically transferred under this option are not included in the 14 transfers per Contract Year that generally are allowed as discussed under “Transfers of Contract Value.”
You may make changes to the option by writing to the Company’s Administrative Office or by telephone provided the proper form is completed, signed, and received at the Company’s Administrative Office. You may instruct the Company at any time to terminate this option by written request to the Company’s Administrative Office. In that event, the Contract Value in the Subaccounts that has not been transferred will remain in those Subaccounts regardless of the percentage allocation unless you instruct us otherwise. If you wish to continue Asset Reallocation after it has been canceled, a new Asset Reallocation form must be completed and sent to the Company’s Administrative Office. The Company may discontinue, modify, or suspend, and reserves the right to charge a fee for the Asset Reallocation Option at any time. The Company does not currently charge a fee for this option. If you elect the Asset Reallocation Option, you also may elect the Dollar Cost Averaging Option.
Contract Value allocated to the Fixed Account may be included in the Asset Reallocation Option, subject to certain restrictions described in “Transfers and Withdrawals from the Fixed Account.”
Transfers of Contract Value  — You may transfer Contract Value among the Subaccounts upon proper written request to the Company’s Administrative Office both before and after the Annuity Start Date. You may make transfers (other than transfers pursuant to the Dollar Cost Averaging and Asset Reallocation Options) by telephone if the Electronic Transfer Privilege section of the application or the proper form has been completed, signed and received at the Company’s Administrative Office. The minimum transfer amount is $500, or the amount remaining in a given Subaccount. The minimum transfer amount does not apply to transfers under the Dollar Cost Averaging or Asset Reallocation Options.
The Company generally effects transfers between or from the Subaccounts at their respective Accumulation Unit values as of the close of the Valuation Period during which the transfer request is received; however, transfer requests received at or after close of a Valuation Date (normally 3:00 p.m. Central time) will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Cut-Off Times.” In addition, a transfer request will not be processed until it is in good order. In this regard, “good order” means that the transfer request is preceded or accompanied by sufficient information to properly execute the transfer.
You may also transfer Contract Value to the Fixed Account, provided that the Fixed Account is available under your Contract. Transfers from the Fixed Account to the Subaccounts are restricted as described in “The Fixed Account.” The Company reserves the right to limit the number of transfers to 14 in a Contract Year, although the Company does not limit the frequency of transfers with regard to the Invesco V.I. Government Money Market Subaccount. In addition, transfers are subject to the frequent trading restrictions described below. The Company will limit your transfers if we determine that you are engaging in a pattern of transfers that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners and Participants with Contract Value allocated to the applicable Subaccount(s) and we believe that suspension of your electronic transfer privileges, as discussed below, does not adequately address your transfer activity. The Company does not assess a transfer fee on transfers.
Frequent Transfer Restrictions. The Contract is not designed for organizations or individuals engaging in a market timing strategy, or making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of an Underlying Fund. These kinds of strategies and transfer activities may disrupt portfolio management of the Underlying Funds in which the Subaccounts invest (such as requiring an Underlying Fund to

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maintain a high level of cash or causing an Underlying Fund to liquidate investments prematurely to pay withdrawals), hurt Underlying Fund performance, and drive Underlying Fund expenses (such as brokerage and administrative expenses) higher, which are reflected in Underlying Fund performance. In addition, because other insurance companies and/or retirement plans may invest in the Underlying Funds, the risk exists that the Underlying Funds may suffer harm from programmed, frequent, or large transfers among subaccounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants. These risks and costs are borne by all shareholders of an affected Underlying Fund, Owners and Participants with Contract Value allocated to the corresponding Subaccount (as well as their Designated Beneficiaries and Annuitants) and long-term investors who do not generate these costs.
The Company has in place policies and procedures designed to restrict transfers if we determine that you are engaging in a pattern of transfers that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners and Participants with Contract Value allocated to the applicable Subaccount (regardless of the number of previous transfers the Owner or Participant has made during the Contract Year). In making this determination, we monitor transfers among the Subaccounts and consider, among other things, the following factors:
•	the total dollar amount being transferred;

•	the number of transfers you made within a period of time;

•	transfers to and from (or from and to) the same Subaccount;

•	whether your transfers appear to follow a pattern designed to take advantage of short-term market fluctuations; and

•	whether your transfers appear to be part of a group of transfers made by a third party on behalf of the individual Owners in the group.

There is a risk that some Owners may engage in transfer activity in a manner that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners and Participants, which may have a negative impact on such other Owners and Participants. If the Company determines that your transfer patterns among the Subaccounts are disruptive to the Underlying Funds or potentially disadvantageous to Owners and Participants, the Company may send you a letter notifying you that it is prohibiting you from making telephone transfers or other electronic transfers and instead requiring that you submit transfer requests in writing via regular U.S. mail for a disclosed period that begins on the date of the letter.
In addition, if you make a transfer from any of the Subaccounts listed below, then you may not make a transfer to that same Subaccount for a period of calendar days equal to the amount listed in the table below in the column titled “Transfer Block Restriction.” The calendar day after the date of the transfer out of the particular Subaccount is considered day 1 for the purpose of computing the period before a transfer to the same Subaccount may be made. For example, if you transferred money out of the Guggenheim SMid Cap Value subaccount on April 16, the 30 day restriction begins on April 17 and ended on May 16, which means you could transfer back into the Guggenheim SMid Cap Value subaccount on May 17. This restriction does not apply to transfers made pursuant to the Dollar Cost Averaging and Asset Reallocation Options.
Subaccount	Transfer Block Restriction (# of Calendar Days)
American Century VP Mid Cap Value, American Century VP Ultra ® , American Century VP Value	30 days
BNY Mellon IP Technology Growth	60 days
ClearBridge Variable Aggressive Growth, ClearBridge Variable Small Cap Growth	30 days
Franklin Income VIP Fund, Franklin Mutual Global Discovery VIP Fund, Franklin Small Cap Value VIP Fund	30 days

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Subaccount	Transfer Block Restriction (# of Calendar Days)
Guggenheim VIF All Cap Value, Guggenheim VIF Alpha Opportunity, Guggenheim VIF High Yield, Guggenheim VIF Large Cap Value, Guggenheim VIF Long Short Equity, Guggenheim VIF Managed Asset Allocation, Guggenheim VIF Multi-Hedge Strategies, Guggenheim VIF Small Cap, Guggenheim VIF SMid Cap Value, Guggenheim VIF StylePlus Large Core, Guggenheim VIF StylePlus Large Growth, Guggenheim VIF StylePlus Mid Growth, Guggenheim VIF StylePlus Small Growth, Guggenheim VIF Total Return Bond, Guggenheim VIF World Equity Income
30 days
Invesco V.I. Discovery Mid Cap Growth Fund, Invesco V.I. Main Street Small Cap Fund, Invesco V.I. Core Bond Fund, Invesco V.I. Comstock, Invesco V.I. Equity and Income, Invesco V.I. Global Real Estate, Invesco V.I. Government Securities, Invesco V.I. Health Care, Invesco V.I. International Growth, Invesco V.I. Main Street Mid Cap Fund, Invesco V.I. Value Opportunities; Invesco V.I. American Value
30 days
Invesco V.I. Government Money Market	Unlimited
Janus Henderson VIT Enterprise, Janus Henderson VIT Research	30 days
MFS ® VIT II Research International, MFS ® VIT Total Return, MFS ® VIT Utilities	30 days
Morgan Stanley VIF Emerging Markets Equity	30 days
Neuberger Berman AMT Sustainable Equity	30 days
PIMCO VIT All Asset, PIMCO VIT CommodityRealReturn Strategy, PIMCO VIT Emerging Markets Bond, PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged), PIMCO VIT Low Duration, PIMCO VIT Real Return	30 days
Royce Micro-Cap	30 days
Western Asset Variable Global High Yield Bond	30 days

In addition to the Company’s own frequent transfer procedures, the Underlying Funds may have adopted their own policies and procedures with respect to frequent transfer of their respective shares, and the Company reserves the right to enforce these policies and procedures. The prospectuses for the Underlying Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures the Company has adopted. In particular, some of the Underlying Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from the Company if, in the judgment of the Underlying Fund’s manager, the Underlying Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected.
  You should be aware that the Company currently may not have the contractual obligation or the operational capacity to apply the Underlying Funds’ frequent transfer policies and procedures. However, under SEC rules, the Company is required to: (1) enter into a written agreement with each Underlying Fund or its principal underwriter that obligates the Company to provide to the Underlying Fund promptly upon request certain information about the trading activity of individual Owners, and (2) execute instructions from the Underlying Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the frequent transfer policies established by the Underlying Fund.
Managers of the Underlying Funds may contact the Company if they believe or suspect that there is market timing or other potentially harmful trading, and, if so, the Company will take appropriate action to protect others. In particular, the Company may, and the Company reserves the right to, reverse a potentially harmful transfer. If the Company reverses a potentially harmful transfer, it will effect such reversal not later than the close of business on the second Valuation Date following the Valuation Date in which the original transfer was effected, and the Company will inform the Owner in writing at his or her address of record.
To the extent permitted by applicable law, the Company also reserves the right to reject a transfer request at any time that the Company is unable to purchase or redeem shares of any of the Underlying Funds because of any refusal or restriction on purchases or redemptions of their shares as a result of the Underlying Fund’s policies and procedures on market timing activities or other potentially abusive transfers. The Company also reserves the right to implement, administer, and collect redemption fees imposed by one or more of the Underlying Funds in the

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future. You should read the prospectuses of the Underlying Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.
In its sole discretion, the Company may revise its market timing procedures at any time without prior notice as the Company deems necessary or appropriate to better detect and deter programmed, frequent, or large transfers that may adversely affect other Owners, Participants, or Underlying Fund shareholders, to comply with state or federal regulatory requirements, or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Company may change its parameters to monitor for factors other than transfer block restrictions. For purposes of applying the parameters used to detect potential market timing and other potentially harmful activity, the Company may aggregate transfers made in two or more Contracts that it believes are connected (for example, two Contracts with the same Owner, or owned by spouses, or owned by different partnerships or corporations that are under common control, etc.).
The Company does not include transfers made pursuant to Dollar Cost Averaging and Asset Reallocation Options in these limitations. The Company may vary its market timing procedures from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others. The Company may not always apply these detection methods to Subaccounts investing in Underlying Funds that, in its judgment, would not be particularly attractive to market timers or otherwise susceptible to harm by frequent transfers.
Contract Owners seeking to engage in programmed, frequent, or large transfer activity may deploy a variety of strategies to avoid detection. The Company’s ability to detect and deter such transfer activity is limited by operational systems and technological limitations. Furthermore, the identification of Owners determined to be engaged in transfer activity that may adversely affect other Owners, Participants, or Underlying Fund shareholders involves judgments that are inherently subjective. Accordingly, despite its best efforts, the Company cannot guarantee that its market timing procedures will detect every potential market timer, but the Company applies its market timing procedures consistently to all Owners without special arrangement, waiver, or exception. Because other insurance companies and/or retirement plans may invest in the Underlying Funds, the Company cannot guarantee that the Underlying Funds will not suffer harm from programmed, frequent, or large transfers among subaccounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.
The Company does not limit or restrict transfers to or from the Invesco V.I. Government Money Market Subaccount. As stated above, market timing and frequent transfer activities may disrupt portfolio management of the Underlying Funds, hurt Underlying Fund performance, and drive Underlying Fund expenses higher, which are reflected in Underlying Fund performance.
Because the Company cannot guarantee that it can restrict or deter all harmful transfer activity, Owners bear the risks associated with such activity, including potential disruption of portfolio management of the Underlying Funds and potentially lower Underlying Fund performance and higher Underlying Fund expenses. In addition, there is a risk that the Company will not detect harmful transfer activity on the part of some Owners and, as a result, the Company will inadvertently treat those Owners differently than Owners it does not permit to engage in harmful transfer activity. Moreover, due to the Company’s operational and technological limitations, as well as possible variations in the market timing policies of other insurance companies and/or retirement plans that may also invest in the Underlying Funds, some Owners may be treated differently than others. Consequently, there is a risk that some Owners may be able to engage in market timing while others suffer the adverse effects of such trading activities.
Contract Value  — The Contract Value is the sum of the amounts under the Contract held in each Subaccount and the Fixed Account as well as any amount set aside in the Loan Account to secure loans as of any Valuation Date.
On each Valuation Date, the amount of Contract Value allocated to any particular Subaccount will be adjusted to reflect the investment experience of that Subaccount. See “Determination of Contract Value.” Contract Value allocated to the Subaccounts is not guaranteed by the Company. You bear the entire investment risk relating to the investment performance of Contract Value allocated to the Subaccounts.
Determination of Contract Value  — Your Contract Value will vary depending upon several factors, including
•	Investment performance of the Subaccounts to which you have allocated Contract Value,

•	Interest credited to the Fixed Account,

•	Payment of Purchase Payments,

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•	The amount of any outstanding Contract Debt,

•	Full and partial withdrawals (including systematic withdrawals and withdrawals made to pay the fees of your investment adviser), and

•	Charges assessed in connection with the Contract, including charges for any optional Riders selected.

The amounts allocated to a Subaccount will be invested in shares of the corresponding Underlying Funds. The investment performance of each Subaccount will reflect increases or decreases in the net asset value per share of the corresponding Underlying Fund and any dividends or distributions declared by the Underlying Fund. Any dividends or distributions from any Underlying Fund will be automatically reinvested in shares of the same Underlying Fund, unless the Company, on behalf of the Separate Account, elects otherwise.
Assets in the Subaccounts are divided into Accumulation Units, which are accounting units of measure used to calculate the value of an Owner’s interest in a Subaccount. When you allocate Purchase Payments to a Subaccount, your Contract is credited with Accumulation Units. The number of Accumulation Units to be credited is determined by dividing the dollar amount, including any Credit Enhancements and Bonus Credits, allocated to the particular Subaccount by the price for the Subaccount’s Accumulation Units as of the end of the Valuation Period in which the Purchase Payment is credited.
In addition to Purchase Payments, other transactions such as loans, full or partial withdrawals (including systematic withdrawals and withdrawals made to pay the fees of your investment adviser), transfers, and assessment of certain charges against the Contract affect the number of Accumulation Units attributable to a Contract. The number of units credited or debited in connection with any such transaction is determined by dividing the dollar amount of such transaction by the price of the Accumulation Unit of the affected Subaccount next determined after receipt of the transaction (subject to any applicable requirements that the transactions be in good order, as described herein). The price of each Subaccount is determined on each Valuation Date as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 3:00 p.m. Central time. Transactions received at or after that time on any Valuation Date will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Cut-Off Times.” The price of each Subaccount may be determined earlier if trading on the NYSE is restricted or as permitted by the SEC.
The number of Accumulation Units credited to a Contract shall not be changed by any subsequent change in the value of an Accumulation Unit, but the dollar value of an Accumulation Unit may vary from Valuation Date to Valuation Date depending upon the investment experience of the Subaccount and charges against the Subaccount.
The price of each Subaccount’s units initially was $10. The price of a Subaccount on any Valuation Date takes into account the following: (1) the investment performance of the Subaccount, which is based upon the investment performance of the corresponding Underlying Fund, (2) any dividends or distributions paid by the Underlying Fund, (3) the charges, if any, that may be assessed by the Company for taxes attributable to the operation of the Subaccount, (4) the minimum mortality and expense risk charge under the Contract of 1.20%, and (5) the administration charge under the Contract of 0.15%, and (6) the deduction of the Underlying Fund’s fees and expenses.
The minimum mortality and expense risk charge of 1.20% and the administration charge of 0.15% are factored into the Accumulation Unit value or “price” of each Subaccount on each Valuation Date. The Company deducts any mortality and expense risk charge above the minimum charge and the charge for any optional Riders (the “Excess Charge”) on a monthly basis. Each Subaccount declares a monthly subaccount adjustment and the Company deducts the Excess Charge from this monthly subaccount adjustment upon its reinvestment in the Subaccount. The Excess Charge is a percentage of your Contract Value allocated to the Subaccount as of the reinvestment date. The monthly subaccount adjustment is paid only for the purpose of collecting the Excess Charge. Assuming that you owe a charge above the minimum mortality and expense risk charge and the administration charge, your Contract Value will be reduced in the amount of your Excess Charge upon reinvestment of the Subaccount’s monthly subaccount adjustment. The Company deducts the Excess Charge only upon reinvestment of the monthly subaccount adjustment and does not assess an Excess Charge upon a full or partial withdrawal from the Contract. The Company reserves the right to compute and deduct the Excess Charge from each Subaccount on each Valuation Date. See the Statement of Additional Information for a more detailed discussion of how the Excess Charge is deducted.

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Cut-Off Times  — Any financial transactions involving your Contract, including those submitted by telephone, must be received by us before any announced closing of regular trading on the NYSE (the “cut-off time”) to be processed on the current Valuation Date. The NYSE normally closes at 3:00 p.m. Central time, so financial transactions normally must be received prior to that time. Financial transactions received at or after the applicable cut-off time will be processed on the following Valuation Date. Financial transactions include loans, transfers, full and partial withdrawals (including systematic withdrawals and withdrawals made to pay the fees of your investment adviser), death benefit payments, and Purchase Payments.
Full and Partial Withdrawals  — An Owner may make a partial withdrawal of Contract Value, or surrender the Contract for its Withdrawal Value. A full or partial withdrawal, including a systematic withdrawal or a withdrawal made to pay the fees of your investment adviser, may be taken from Contract Value at any time while the Owner is living and before the Annuity Start Date, subject to limitations under the applicable plan for Qualified Plans and applicable law. Withdrawals (other than systematic withdrawals or withdrawals made to pay the fees of your investment adviser) after the Annuity Start Date are permitted only under Annuity Options 5, 6 and 7 (unless the Owner has elected fixed annuity payments under Option 7). See “Annuity Period” for a discussion of withdrawals after the Annuity Start Date. A full or partial withdrawal request generally will be effective as of the end of the Valuation Period that it is received by the Company; at its Administrative Office; however, if the request is received on a Valuation Date at or after the cut-off time, the withdrawal will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Cut-Off Times.” In addition, a withdrawal will not be processed until it is in good order. In this regard, “good order” means that the withdrawal request is accompanied by a properly completed Withdrawal Request form (including the Owner’s signature and the written consent of any effective assignee or irrevocable beneficiary, if applicable).
The proceeds received upon a full withdrawal will be the Contract’s Withdrawal Value. The Withdrawal Value is equal to the Contract Value as of the end of the Valuation Period during which the withdrawal is processed, less any outstanding Contract Debt, any applicable withdrawal charges (if the withdrawal is made from Purchase Payments and/or Bonus Credits that have been held in the Contract for less than seven years), any pro rata account administration charge and any uncollected premium taxes to reimburse the Company for any tax on premiums on a Contract that may be imposed by various states and municipalities. See “Contingent Deferred Sales Charge,” “Account Administration Charge,” and “Premium Tax Charge.” If the Extra Credit Rider is in effect, Contract Value will also be reduced by any Credit Enhancements that have not yet vested. See the discussion of vesting of Credit Enhancements under “Extra Credit.” The Withdrawal Value during the Annuity Period under Option 7 is the present value of future annuity payments commuted at the assumed interest rate, less any applicable withdrawal charges and any uncollected premium taxes.
The Company requires the signature of all Owners on any request for withdrawal. The Company also requires a guarantee of all such signatures to effect the transfer or exchange of all of the Contract, or any part of the Contract in excess of $25,000, for another investment. The signature guarantee must be provided by an eligible guarantor, such as a bank, broker, credit union, and national securities exchange or savings association. Notarization is not an acceptable form of signature guarantee. The Company further requires that any request to transfer or exchange all or part of the Contract for another investment be made upon a transfer form provided by the Company which is available upon request.
A partial withdrawal may be requested for a specified percentage or dollar amount of Contract Value. Each partial withdrawal must be at least $500 except systematic withdrawals discussed below. A request for a partial withdrawal (including systematic withdrawals) will result in a payment by the Company of the amount specified in the partial withdrawal request less any applicable withdrawal charge, any premium tax charge and a percentage of any Credit Enhancements that have not yet vested. Any withdrawal charge on partial withdrawals (including systematic withdrawals) from Purchase Payments and/or Bonus Credits that have been held in the Contract for less than seven years will be deducted from the requested payment amount as will any premium tax charge and a percentage of any Credit Enhancements that have not yet vested. Alternatively, you may request that any withdrawal charge, any premium tax charge and a percentage of any unvested Credit Enhancements, be deducted from your remaining Contract Value, provided there is sufficient Contract Value available. Upon payment, your Contract Value will be reduced by an amount equal to the payment, or if you requested that any withdrawal charges be deducted from your remaining Contract Value, your Contract Value also will be reduced by the amount of any such withdrawal charge, or premium tax charge and a percentage of any Credit Enhancements that have not yet

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vested. See “Premium Tax Charge” and “Extra Credit.” No partial withdrawal will be processed which would result in the withdrawal of Contract Value from the Loan Account.
If a partial withdrawal (other than a systematic withdrawal or a withdrawal made to pay the fees of your investment adviser) is requested after the first Contract Year that would leave the Withdrawal Value in the Contract less than $2,000, the Company reserves the right to terminate the Contract and pay the Contract Value in one sum to the Owner. However, the Company will first notify the Owner that the Contract is subject to termination, and will only terminate the Contract if, after 90 days following the date of the notice, the Owner has not made any Purchase Payments to increase the Withdrawal Value to $2,000. No partial withdrawal will be processed which would result in the withdrawal of Contract Value from the Loan Account.
The Company will deduct the amount of a partial withdrawal from the Contract Value in the Subaccounts and the Fixed Account, according to the Owner’s instructions to the Company. If you do not specify the allocation, the Company will deduct the withdrawal in the same proportion that Contract Value is allocated among the Subaccounts and the Fixed Account.
A full or partial withdrawal, including a systematic withdrawal or a withdrawal made to pay the fees of your investment adviser, may result in receipt of taxable income to the Owner and, if made prior to the Owner attaining age 59½, may be subject to a 10% penalty tax. In the case of Contracts issued in connection with retirement plans that meet the requirements of Section 403(b) of the Internal Revenue Code, reference should be made to the terms of the particular Qualified Plan for any limitations or restrictions on withdrawals. If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. For more information, see “Restrictions on Withdrawals from Qualified Plans” and “Restrictions under the Texas Optional Retirement Program.” The tax consequences of a withdrawal under the Contract should be carefully considered. See “Federal Tax Matters.”
Withdrawals to Pay Advisory Fees  — The deduction of advisory fees from your Contract Value is treated as a withdrawal under the Contract. No surrender charges will be assessed on a withdrawal to pay advisory fees and the deduction of advisory fees will not count toward the annual free withdrawal amount. Deductions from your Contract Value to pay advisory fees will reduce death benefits and any guaranteed benefit values, perhaps significantly.
Withdrawals to pay advisory fees may still be treated as withdrawals for tax purposes by the Company and/or the IRS. For Non-Qualified Contracts, all or a portion of the charges deducted from your Contract Value to pay advisory fees to a financial intermediary may be subject to federal and state income taxes and a 10% federal penalty tax. A tax-free partial exchange may become taxable if an advisory fee is paid from your Contract Value within 180 days of the partial exchange. Consult your tax adviser for advice concerning tax-free partial exchanges and the impact of deducting advisory fees from your Contract Value.
Systematic Withdrawals  — For no additional charge, the Company currently offers a feature under which you may select systematic withdrawals. Under this feature, an Owner may elect to receive systematic withdrawals while the Owner is living and before the Annuity Start Date by sending a properly completed Scheduled Systematic Withdrawal form to the Company at its Administrative Office. This option may be elected at any time. An Owner may designate the systematic withdrawal amount as a percentage of Contract Value allocated to the Subaccounts and/or Fixed Account, as a fixed period, as level payments, as a specified dollar amount, as all earnings in the Contract, or based upon the life expectancy of the Owner or the Owner and a beneficiary. An Owner also may designate the desired frequency of the systematic withdrawals, which may be monthly, quarterly, semiannual or annual. The Owner may stop or modify systematic withdrawals upon proper written request received by the Company at its Administrative Office at least 30 days in advance of the requested date of termination or modification. A proper request must include the written consent of any effective assignee or irrevocable beneficiary, if applicable.
Each systematic withdrawal must be at least $100. Upon payment, your Contract Value will be reduced by an amount equal to the payment proceeds plus any applicable withdrawal charge and premium tax. Contract Value will also be reduced by a percentage of any Credit Enhancements that have not yet vested. See “Extra Credit.”

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If an Owner is enrolled in the Dollar Cost Averaging or Asset Reallocation Options, the Owner may not elect to receive systematic withdrawals from any Subaccount that is part of the Dollar Cost Averaging or Asset Reallocation Options.
In no event will payment of a systematic withdrawal exceed the Contract Value less any applicable withdrawal charges, any uncollected premium taxes, any pro rata account administration charge, and any reduction for Credit Enhancements that have not yet vested (the “Withdrawal Value”). The Contract will automatically terminate if a systematic withdrawal causes the Contract’s Withdrawal Value to equal zero.
The Company will effect each systematic withdrawal as of the end of the Valuation Period during which the withdrawal is scheduled. The deduction caused by the systematic withdrawal, including any applicable withdrawal charge, will be allocated to your Contract Value in the Subaccounts and the Fixed Account, as you have directed. If you do not specify the allocation, the Company will deduct the systematic withdrawal in the same proportion that Contract Value is allocated among the Subaccounts and the Fixed Account.
The Company may, at any time, discontinue, modify, suspend or charge a fee for systematic withdrawals. You should consider carefully the tax consequences of a systematic withdrawal, including the 10% penalty tax which may be imposed on withdrawals made prior to the Owner attaining age 59½. See “Restrictions on Withdrawals from Qualified Plans,” “Restrictions under the Texas Optional Retirement Program,” and “Federal Tax Matters.”
Free-Look Right  — You may return a Contract within the Free-Look Period, which is generally a ten-day period beginning when you receive the Contract. Purchase Payments received during the Free-Look period will be allocated according to your instructions contained in the application or more recent instructions, if any. If you return your Contract during the Free-Look Period, the Company will then deem void the returned Contract and will refund to you as of the Valuation Date on which the Company receives your Contract Purchase Payments allocated to the Fixed Account (not including any Credit Enhancements if the Extra Credit Rider was in effect). The Company will also refund any Contract Value allocated to the Subaccounts based upon the value of Accumulation Units next determined after we receive your Contract, plus any charges deducted from such Contract Value, less any such Contract Value attributable to Credit Enhancements. Because the Company will deduct the current value of any Credit Enhancements from the amount of Contract Value refunded to you, the Company will bear the investment risk associated with Credit Enhancements during the Free-Look Period.
Some states’ laws require us to refund your Purchase Payments. If your Contract is delivered in one of those states and you return your Contract during the Free-Look Period, the Company will refund the greater of: (1) Purchase Payments (not including any Credit Enhancement or Bonus Credits); or (2) Contract Value, plus any charges deducted from such Contract Value, less the Contract Value attributable to any Credit Enhancements and/or Bonus Credits.
Death Benefit  — You should consider the following provisions carefully when choosing the Designated Beneficiary, Annuitant, any Joint Annuitant, and any Joint Owner, as well as before changing any of these parties. Naming different persons as Owner(s), Annuitant(s) and Designated Beneficiary(ies) can have important impacts on whether the death benefit is paid, and on who would receive it.
If an Owner dies prior to the Annuity Start Date while this Contract is in force, the Company will calculate the death benefit proceeds payable to the Designated Beneficiary as of the Valuation Date the Company receives due proof of the Owner’s death and instructions regarding payment to the Designated Beneficiary. If there are Joint Owners, the death benefit proceeds will be calculated upon receipt of due proof of death of either Owner and instructions regarding payment.
If the surviving spouse of the deceased Owner is the sole Designated Beneficiary, such spouse may elect to continue the Contract in force, subject to certain limitations. See “Distribution Requirements” below. If any Owner is not a natural person, the death benefit proceeds will be calculated as of the date the Company receives due proof of death of the Annuitant prior to the Annuity Start Date and instructions regarding payment. If the death of any Owner occurs on or after the Annuity Start Date, any applicable death benefit will terminate at the Annuity Start Date without value. See “Annuity Options.”
The death benefit proceeds will be the death benefit reduced by any outstanding Contract Debt, any pro rata account administration charge and any uncollected premium tax. If the age of each Owner (or Annuitant dies, if any Owner is not a natural person) was 80 or younger on the Contract Date and an Owner dies prior to the Annuity Start Date while this Contract is in force, the amount of the death benefit will be the greater of:

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1.
The sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits if the Extra Credit Rider and/or Automatic Bonus Credit Rider were in effect), less any reductions caused by previous withdrawals, including withdrawal charges, or

2.
The Contract Value on the Valuation Date due proof of death and instructions regarding payment are received by the Company (less any Credit Enhancements applied during the 12 months prior to the date of the Owner’s death).

If any Owner (or Annuitant, if the Owner is not a natural person) was age 81 or older on the Contract Date, the death benefit will be as set forth in number 2 above.
Example of the Standard Death Benefit . Assume:
(i)	The initial Purchase Payment is $100,000
(ii)	The Owner takes one withdrawal of $10,000 over the life of the Contract
(iii)	At the time of the Owner’s death, the Contract Value is $89,000
(iv)	There is no outstanding Contract Debt and no unvested Credit Enhancements at the time of the Owner’s death
If the Owner was 80 years old or younger on the Contract Date, the standard death benefit is the greater of the Contract Value or total Purchase Payments less any withdrawals (including withdrawal charges).  The Contract Value is $89,000, and the amount of total Purchase Payments less withdrawals and withdrawal charges is $90,000.  Thus, the death benefit is $90,000.
If the Owner was 81 years or older on the Contract Date, the standard death benefit is the Contract Value, which is $89,000.
Example of the Impact of Advisory Fee Withdrawals on Contract Value and the Standard Death Benefit over Time . Assume:
(i)	The initial Purchase Payment is $100,000 and no additional Purchase Payments are added to the Contract.
(ii)	The Contract Value grows at an annual rate of 3%.
(iii)	An advisory fee withdrawal of $1,000 is taken each Contract Year at the end of the Contract Year.

Beginning of Contract Year	Contract Value Prior to Advisory Fee Withdrawal	Advisory Fee Withdrawal	Contract Value After Advisory Fee Withdrawal	Death Benefit After Advisory Fee Withdrawal
1	$100,000.00	$1,000.00	$102,000.00	$102,000.00
2	$102,000.00	$1,000.00	$104,060.00	$104,060.00
3	$104,060.00	$1,000.00	$106,181.80	$106,181.80
4	$106,181.80	$1,000.00	$108,367.25	$108,367.25
5	$108,367.25	$1,000.00	$110,618.27	$110,618.27
6	$110,618.27	$1,000.00	$112,936.82	$112,936.82
7	$112,936.82	$1,000.00	$115,324.92	$115,324.92
8	$115,324.92	$1,000.00	$117,784.67	$117,784.67
9	$117,784.67	$1,000.00	$120,318.21	$120,318.21
10	$120,318.21	$1,000.00	$122,927.76	$122,927.76
11	$122,927.76	$1,000.00	$125,615.59	$125,615.59
12	$125,615.59	$1,000.00	$128,384.06	$128,384.06
13	$128,384.06	$1,000.00	$131,235.58	$131,235.58
14	$131,235.58	$1,000.00	$134,172.65	$134,172.65

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Beginning of Contract Year	Contract Value Prior to Advisory Fee Withdrawal	Advisory Fee Withdrawal	Contract Value After Advisory Fee Withdrawal	Death Benefit After Advisory Fee Withdrawal
15	$134,172.65	$1,000.00	$137,197.83	$137,197.83
16	$137,197.83	$1,000.00	$140,313.76	$140,313.76
17	$140,313.76	$1,000.00	$143,523.18	$143,523.18
18	$143,523.18	$1,000.00	$146,828.87	$146,828.87
19	$146,828.87	$1,000.00	$150,233.74	$150,233.74
20	$150,233.74	$1,000.00	$153,740.75	$153,740.75
21	$153,740.75	$1,000.00	$157,352.97	$157,352.97

As the table above demonstrates, withdrawals to pay advisory fees taken over time will decrease the Contract Value. If the death benefit is equal to the Contract Value, such death benefit will also decrease as a result of withdrawals to pay advisory fees.
If you purchased one of the optional riders that provides an enhanced death benefit, your death benefit will be determined in accordance with the terms of the rider. See the discussion of Annual Stepped Up Death Benefit Rider above, as well as the discussion of the Guaranteed Growth Death Benefit Rider, Combined Annual Stepped Up and Guaranteed Growth Death Benefit Rider, Enhanced Death Benefit Rider, Combined Enhanced and Annual Stepped Up Death Benefit Rider, Combined Enhanced and Guaranteed Growth Death Benefit Rider, Combined Enhanced, Annual Stepped Up, and Guaranteed Growth Death Benefit Rider, 6% Dollar for Dollar Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit Rider, and Total Protection Rider in Appendix B – Riders Available for Purchase Only Prior to February 1, 2010. Your death benefit proceeds under the rider will be the death benefit reduced by any outstanding Contract Debt, any pro rata account administration charge and any uncollected premium tax and, if the proceeds are based upon Contract Value, any Credit Enhancements applied during the 12 months preceding the Owner’s date of death. No Credit Enhancements will be recaptured from the Death Benefit that are attributable to amounts allocated to the Fixed Account.
The death benefit proceeds will be paid to the Designated Beneficiary in a single sum or under one of the Annuity Options, as elected by the Designated Beneficiary. However, if the Owner has completed a restricted beneficiary designation form, the death benefit proceeds will be paid to the Designated Beneficiary in the manner specified on the form. If the Company does not receive at its Administrative Office within six months of the date of the Owner’s death instructions regarding the death benefit payment, the death benefit will be as set forth in item 2 above. If the Designated Beneficiary is to receive annuity payments under an Annuity Option, there may be limits under applicable law on the amount and duration of payments that the Beneficiary may receive, and requirements respecting timing of payments. Under a Qualified Contract, most non-spouse Designated Beneficiary’s will be required to receive all proceeds within ten years. A tax adviser should be consulted in considering Annuity Options. See “Federal Tax Matters” and “Distribution Requirements” for a discussion of the tax consequences in the event of death.
Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of 3 to 5 years from the Contract’s Annuity Start Date or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but the Designated Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Designated Beneficiary or the Owner last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit (without interest) if your Designated Beneficiary steps forward to claim the death benefit with the proper documentation. To prevent such escheatment, it is important that you update your Designated Beneficiary designations, including addresses, if and as they change. Such updates should be communicated in writing or other approved means at our Administrative Office.
Distribution Requirements  — For Contracts issued in connection with a Non-Qualified Contract, if the surviving spouse of the deceased Owner is the sole Designated Beneficiary, such spouse may elect to continue this Contract in force until the earliest of the spouse’s death or the Annuity Start Date or receive the death benefit

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proceeds. If the surviving spouse elects to continue the Contract, no death benefit will be paid and Contract Value will not be adjusted to reflect the amount of any death benefit; provided, however, that the Designated Beneficiary will be entitled to receive the death benefit proceeds in accordance with the terms of the Contract upon the death of the surviving spouse.
The Contract provides that upon your death, a surviving spouse may have certain continuation rights that he or she may elect to exercise for the Contract’s death benefit and any joint-life coverage under an optional living benefit. All Contract provisions relating to spousal continuation are available only to a person who meets the definition of "spouse" under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Consult a tax adviser for more information on this subject.
  For any Designated Beneficiary of a Non-Qualified Contract other than a surviving spouse, only those options may be chosen that provide for complete distribution of such Owner’s interest in the Contract within five years of the death of the Owner. If the Designated Beneficiary is a natural person, that person alternatively can elect to begin receiving annuity payments within one year of the Owner’s death over a period not extending beyond his or her life or life expectancy. If the Owner of the Contract is not a natural person, these distribution rules are applicable upon the death of or a change in the primary Annuitant.
For Contracts issued in connection with a Qualified Plan, the terms of the particular Qualified Plan and the Internal Revenue Code should be reviewed with respect to distributions following the death of the Owner or Annuitant. Because the rules applicable to Qualified Plans are extremely complex, a competent tax adviser should be consulted.
Please note that any death benefit we may pay that is in excess of Contract Value is subject to our financial strength and claims-paying ability.
Death of the Annuitant  — If the Annuitant dies prior to the Annuity Start Date, and the Owner is a natural person and is not the Annuitant, no death benefit proceeds will be payable under the Contract. The Owner may name a new Annuitant within 30 days of the Annuitant’s death. If a new Annuitant is not named, the Company will designate the Owner as Annuitant. On the death of the Annuitant after the Annuity Start Date, any guaranteed payments remaining unpaid will continue to be paid to the Designated Beneficiary pursuant to the Annuity Option in force at the date of death.
Benefits Under The Contract

The following table summarizes information about the optional and standard benefits under the Contract that were previously available. Please note that this table does not fully describe the terms and conditions of each benefit. You should refer to the applicable sections of this Prospectus for additional information.

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Standard Benefits
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
Dollar Cost Averaging	Allows the systematic transfer of a specified dollar amount or percentage of Contract Value among Subaccounts and the Fixed Account, if available.	There is no charge for this option
•   The minimum amount that may be transferred to any one Subaccount is $25.00.
•   The Company may discontinue, modify, or suspend Dollar Cost Averaging at any time.
•   Transfers can be made for a fixed period of time, or until the total amount elected has been transferred or the Contract Value in the Subaccount from which transfers are made has been depleted.
•   After termination of the Dollar Cost Averaging for any reason, before reinstating Dollar Cost Averaging, you must wait at least one month if transfers were monthly, at least one quarter if transfers were quarterly, at least six months if transfers were semiannual, and at least one year if transfers were annual.

Asset Reallocation Option	Allows you to automatically transfer Contract Value on a monthly, quarterly, semiannual or annual basis to maintain a particular percentage allocation among the Subaccounts.	There is no charge for this option	• The Company may discontinue, modify, or suspend the availability of the Asset Reallocation Option at any time.
DCA Plus Account
Interest is credited to Purchase Payments allocated to the DCA Plus Account, which is part of the Company’s Fixed Account, and amounts are systematically transferred monthly to the Subaccounts over the DCA Plus Period, per your election.
There is no charge for this option
•   The rate of Current Interest credited to the DCA Plus Account will be fixed for the applicable DCA Plus Period (a six-month or 12-month period that begins as of the Valuation Date your Purchase Payment is applied to the DCA Plus Account).
•   The rate of interest for the Fixed Account alloca-tions could be higher.
•   You may only allocate Purchase Payments to the DCA Plus Account. Transfers of Contract Value are not permitted.
•   Not available if you have purchased the Extra Credit Rider at 3%, 4% or 5%, the 0-Year or 4‑Year Alternate Withdrawal Charge Rider, or if the DCA Plus Period has expired.
•   Not available in all states.

Standard Death Benefit – Contract Issue Age 80 or Younger	Provides a death benefit equal to the greater of all Purchase Payments, less any withdrawals, including withdrawal charges, or the Contract Value.	There is no charge for this option
•   The death benefit will be reduced by any outstanding Contract Debt, any pro rata account administration charge, and any uncollected premium tax.
•   Purchase Payments do not include any Credit Enhancements and/or Bonus Credits.
•   The Contract Value will be reduced by any Credit Enhancements applied during the 12 months prior to the date of the Owner’s death.

Standard Death Benefit – Contract Issue Age 81 and Older	Provides a death benefit equal to the Contract Value.	There is no charge for this option
•   The death benefit will be reduced by any outstanding Contract Debt, any pro rata account administration charge and any uncollected premium tax.
•   The Contract Value will be reduced by any Credit Enhancements applied during the 12 months prior to the date of the Owner’s death.

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Standard Benefits
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
Systematic Withdrawals	Allow you to set up an automatic payment of up to 10% of your total Purchase Payments each year.	There is no charge for this option	• Each payment must be at least $100 (unless we consent otherwise). • Withdrawals may be subject to income tax and penalties.

Optional Benefits
Name of Benefit	Purpose	Maximum Fee (as a percentage of Contract Value)	Brief Description of Restrictions/Limitations
Annual Stepped Up Death Benefit	Provides an enhanced death benefit equal to the greatest of (1) Purchase Payments (excluding Credit Enhancements and Bonus Credits and less any withdrawals and withdrawal charges, (2) the Contract Value, or (3) the Stepped Up Death Benefit.	0.20%
•   We will recapture any Credit Enhancements, if applicable, during the 12 months preceding the Owner’s date of death.
•   The death benefit is no longer eligible to “step up” on any Contract Anniversary following your 81st birthday.
•   If proof of death and instructions regarding payment are not received by the Company within six months of the Owner’s date of death, the death benefit will equal the Contract Value as of the Valuation Date such proof of death and instructions are received by the Company.
•   Certain withdrawals could significantly reduce or even terminate the benefits.
•   Available if the Owner is age 79 or younger on the Contract Date.
•   Available at Contract issue only.
•   The benefit will terminate at the Annuity Start Date.
•   The death benefit will be reduced by any outstanding Contract Debt, pro rata account administration charge, and outstanding premium tax.

Waiver of Withdrawal Charge	Provides a waiver of withdrawal charge in the event of your (1) total and permanent disability prior to age 65, (2) confinement to a nursing home, or (3) terminal illness.	0.05%
•   Subject to a written physician’s statement acceptable to the Company or a certified Social Security finding of disability.
•   We will recapture any Credit Enhancements, if applicable, credited during the 12 months preceding any withdrawal.
•   You will receive no benefit from the disability portion of this rider (and the rider charge will remain the same) if you purchase the Contract with this rider after age 65.
•   The benefit differs and is not available in certain states.
•   Available at Contract issue only.
•   Depending on the Annuity Option chosen, a rider fee may be imposed for the life of the Contract.

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Optional Benefits
Name of Benefit	Purpose	Maximum Fee (as a percentage of Contract Value)	Brief Description of Restrictions/Limitations
Alternate Withdrawal Charge (0 Year)	Makes available a shorter withdrawal charge schedule in lieu of the Contract’s 7-year withdrawal charge schedule.	0.70%
•   Not available with the Fixed Account.
•   We may recapture any Credit Enhancement in the event of a full or partial withdrawal.
•   Available at Contract issue only.
•   Depending on the Annuity Option chosen, a rider fee may be imposed for the life of the Contract.

Alternate Withdrawal Charge (4 Year)	Makes available a shorter withdrawal charge schedule in lieu of the Contract’s 7-year withdrawal charge schedule.	0.60% [1]
•   Not available with the Fixed Account.
•   We may recapture any Credit Enhancement in the event of a full or partial withdrawal.
•   Available at Contract issue only.
•   If the 4 Year Alternate Withdrawal Charge Rider has not been approved in a particular state, the 3 Year Withdrawal Charge Rider is available for a fee or 0.40%.
•   This rider may provide a benefit only if a withdrawal is taken in the five to seven Contract years after the applicable Purchase Payment date because for the first four years after the Purchase Payment date, the withdrawal charges are the same as they would be under the 7-year schedule.
•   Depending on the Annuity Option chosen, a rider fee may be imposed for the life of the Contract.

4% Extra Credit	Provides a Credit Enhancement equal to 4% of Purchase Payments, which will be added to the Contract Value for each Purchase Payment made in the first Contract Year.	0.55%
•   Credit Enhancements are only applied to Purchase Payments received in the first Contract Year. If Purchase Payments are made in subsequent Contract Years, the charge for this benefit will increase proportionately in relation to those Purchase Payments and no additional Credit Enhancement will be applied.
•   Not available with the Fixed Account.
•   You may not select an Annuity Start Date prior to seven years from the effective date of the rider.
•   Credit Enhancements are not fully vested until the seventh Contract Anniversary. Until that date, all or a portion of the Credit Enhancement(s) will be forfeited under certain circumstances..
•   Available if the Owner is age 80 or younger on the Contract Date.
•   Available at Contract issue only.

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Optional Benefits
Name of Benefit	Purpose	Maximum Fee (as a percentage of Contract Value)	Brief Description of Restrictions/Limitations
Contract Loans	Provides the ability to borrow money under your Contract using the Contract Value as the only security for the loan.	5.16% plus total charges for riders selected (3.00% interest credited on loan amounts)
•   Only permitted in connection with 403(b) Contracts and pursuant to the Employer plan or program.
•   A loan must be taken and repaid prior to the Annuity Start Date.
•   Subject to minimum and maximum loan amounts.
•   The Fixed Account must be available under your Contract.
•   Loans must be repaid within 5 years.
•   You forego the investment experience of the Subaccounts and the Current Rate of interest on the Fixed Account on any loaned amounts.

Optional Benefits (Available for Purchase Only Prior to February 1, 2010)
Name of Benefit	Purpose	Maximum Fee (as a percentage of Contract Value)	Brief Description of Restrictions/Limitations
Automatic Bonus Credit (Available May 1, 2005 through December 31, 2007)	Provided a Bonus Credit, which was automatically added to Contract Value, equal to 2% of each Purchase Payment made in the first Contract Year	There was no charge for this benefit
•   Bonus Credits are only applied to Purchase Payments received in the first Contract Year.
•   Bonus Credit is subject to any applicable withdrawal charge.
•   Available for Contracts purchased in connection with the transfer or exchange of a variable annuity contract issued by another insurance company, provided the initial Purchase Payment was received no later than February 28, 2008
•   Not available with the 0-Year Alternate Withdrawal Charge Rider.
•   If you also elected a 4-Year Alternate Withdrawal Charge Rider, your Bonus Credit was equal to 1%, not 2%, of each Purchase Payment received in the first Contract Year.
•   Available at Contract issue if the Owner was age 80 or younger.

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Optional Benefits (Available for Purchase Only Prior to February 1, 2010)
Name of Benefit	Purpose	Maximum Fee (as a percentage of Contract Value)	Brief Description of Restrictions/Limitations
Guaranteed Growth Death Benefit
Provides an enhanced death benefit equal to the Purchase Payments and any Credit Enhancements and/or Bonus Credits, less premium tax and any withdrawals, increased at an annual effective rate of interest (which you elect when you purchase the benefit) adjusted for withdrawals.
3%: 0.10%
•   The death benefit is no longer subject to increase following the Contract Anniversary after your 80th birthday.
•   6% and 7% not available to Texas residents.
•   Any death benefit will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death.
•   If you elect the Guaranteed Growth Death Benefit at 5%, 6% or 7%, the Company will credit a maximum rate of 4% for amounts allocated to the Invesco V.I. Government Money Market Subaccount, the Fixed Account, and the Loan Account.
•   The death benefit is capped at an amount equal to 200% of Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less premium tax and any withdrawals, including withdrawal charges.
•   If proof of death and instructions regarding payment are not received by the Company within six months of the Owner’s date of death, the death benefit will equal the Contract Value on the Valuation Date such proof of death and instructions are received by the Company.
•   Available if the Owner was age 79 or younger on the Contract Date.
•   Withdrawals (including withdrawals to pay advisory fees) will reduce the benefit proportionately. This means withdrawals could significantly reduce the benefit by substantially more than the actual amount of the withdrawal, or even terminate the benefit.

5%: 0.20%
6%: 0.25%
7%: 0.30%
Enhanced Death Benefit	Provides an enhanced death benefit equal to your Contract Value, increased by an enhanced amount based on a percentage of Contract gains.	0.25%
•   The enhanced death benefit amount is calculated using a lower percentage for Contract issue age 70 or older.
•   Any death benefit will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death.
•   If proof of death and instructions regarding payment are not received by the Company within six months of the Owner’s date of death, the death benefit will equal the Contract Value on the Valuation Date such proof of death and instructions are received by the Company.
•   Available if the Owner was age 79 or younger on the Contract Date.
•   Withdrawals (including withdrawals to pay advisory fees) will reduce the benefit proportionately. This means withdrawals could significantly reduce the benefit by substantially more than the actual amount of the withdrawal, or even terminate the benefit.

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Optional Benefits (Available for Purchase Only Prior to February 1, 2010)
Name of Benefit	Purpose	Maximum Fee (as a percentage of Contract Value)	Brief Description of Restrictions/Limitations
Guaranteed Minimum Withdrawal Benefit
Permits you to withdraw up to a specified amount each Contract Year, regardless of the performance of your Contract Value, until the Remaining Benefit Amount is reduced to $0. You may periodically increase the Benefit Amount through resets.
Current: 0.45%
•   You are only eligible to reset the remaining Benefit Amount every five years.
•   The rider charge may be increased in the event that you elect a reset.
•   While rider is in effect, we reserve right to restrict subsequent Purchase Payments.
•   Available only if the Owner and Annuitant were age 85 or younger on the rider purchase date.
•   Certain withdrawals could significantly reduce or even terminate the benefits.
•   If a withdrawal (including a withdrawal to pay advisory fees) exceeds the Annual Withdrawal Amount, the withdrawal will reduce the benefit proportionately, but if the withdrawal does not exceed the Annual Withdrawal Amount, the withdrawal will reduce the benefit by the dollar amount of the withdrawal. A proportionate withdrawal could significantly reduce the benefit by substantially more than the actual amount of the withdrawal.

Maximum: 1.10% [2]
Guaranteed Minimum Income Benefit (3% or 5%)	Provides a minimum amount (“Minimum Income Benefit”), based on a 3% or 5% crediting rate, for the purchase of a Fixed Annuity only.	3%: 0.15%
•   You may only apply the Minimum Income Benefit to purchase certain fixed Annuity options.
•   You may not exercise this benefit or convert it to an income stream until your 10th Contract Anniversary.
•   If you elected the benefit at 5%, the Company credits a maximum rate of 4% for amounts allocated to the Invesco V.I. Government Money Market, the Fixed Account and the Loan Account.
•   Available only if the Owner was age 79 or younger on the Contract Date.
•   Withdrawals (including withdrawals to pay advisory fees) will reduce the benefit proportionately. This means withdrawals could significantly reduce the benefit by substantially more than the actual amount of the withdrawal, or even terminate the benefit.

5%: 0.30%

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Optional Benefits (Available for Purchase Only Prior to February 1, 2010)
Name of Benefit	Purpose	Maximum Fee (as a percentage of Contract Value)	Brief Description of Restrictions/Limitations
6% Dollar for Dollar Guaranteed Minimum Income Benefit (formerly Dollar for Dollar Living Benefit)	Provides a minimum amount “Minimum Income Benefit”), based on a 6% crediting rate, for purchase of a fixed Annuity, and allows withdrawal of a specified amount each Contract Year (“Annual Limit”) without a proportional reduction to the Minimum Income Benefit.	0.60%
•   The Company will credit a maximum rate of 3%, not 6%, for amounts allocated to the Invesco V.I. Government Money Market Subaccount, the Fixed Account, the PIMCO Low Duration Subaccount, and the Loan Account; however, you will still pay the full rider charge
•   If the Owner annuitizes the Contract before the tenth anniversary of the rider purchase date or at any time thereafter other than within the 30 day period following a Contract Anniversary, the Minimum Income Benefit is not available.
•   Available if the age of the Annuitant was 79 or younger on the Contract Date.
•   Withdrawals (including withdrawals to pay advisory fees) will reduce the benefit proportionately. This means withdrawals could significantly reduce the benefit by substantially more than the actual amount of the withdrawal, or even terminate the benefit.

Combined Annual Stepped Up and Guaranteed Growth Death Benefit	Provides an enhanced death benefit equal to the greater of the Stepped Up Death Benefit and the Guaranteed Growth Death Benefit.	0.25%
•   Any death benefit will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death.
•   If proof of death and instructions regarding payment are not received by the Company within six months of the Owner’s date of death, the death benefit will equal the Contract Value on the Valuation Date such proof of death and instructions are received by the Company.
•   Available if the Owner was age 79 or younger on the Contract Date.
•   See Annual Stepped Up Death Benefit and Guaranteed Growth Death Benefit above.
•   Withdrawals (including withdrawals to pay advisory fees) will reduce the benefit proportionately. This means withdrawals could significantly reduce the benefit by substantially more than the actual amount of the withdrawal, or even terminate the benefit.

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Optional Benefits (Available for Purchase Only Prior to February 1, 2010)
Name of Benefit	Purpose	Maximum Fee (as a percentage of Contract Value)	Brief Description of Restrictions/Limitations
Combined Enhanced and Annual Stepped Up Death Benefit	Provides an enhanced death benefit equal to the greatest of the (1) Purchase Payments (less any withdrawals, including withdrawal charges), (2) the Contract Value plus the Enhanced Death Benefit, or (3) the Annual Stepped Up Death Benefit plus the Enhanced Death Benefit.	0.35%
•   Any death benefit will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death.
•   If proof of death and instructions regarding payment are not received by the Company within six months of the Owner’s date of death, the death benefit will equal the Contract Value on the Valuation Date such proof of death and instructions are received by the Company.
•   Available if the Owner was age 79 or younger on the rider issue date.
•   See Enhanced Death Benefit and Annual Stepped Up Death Benefit above.
•   Withdrawals (including withdrawals to pay advisory fees) will reduce the benefit proportionately. This means withdrawals could significantly reduce the benefit by substantially more than the actual amount of the withdrawal, or even terminate the benefit.

Combined Enhanced and Guaranteed Growth Death Benefit	Provides an enhanced death benefit equal to the greatest of (1) Purchase Payments (less any withdrawals, including withdrawal charges), (2) the Contract Value plus the Enhanced Death Benefit, or (3) and the Guaranteed Growth Death Benefit at 5% plus the Enhanced Death Benefit.	0.35%
•   Any death benefit will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death.
•   If proof of death and instructions regarding payment are not received by the Company within six months of the Owner’s date of death, the death benefit will equal the Contract Value on the Valuation Date such proof of death and instructions are received by the Company.
•   Available if the Owner was age 79 or younger on the rider issue date.
•   See Enhanced Death Benefit and Guaranteed Growth Death Benefit above.
•   Withdrawals (including withdrawals to pay advisory fees) will reduce the benefit proportionately. This means withdrawals could significantly reduce the benefit by substantially more than the actual amount of the withdrawal, or even terminate the benefit.

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Optional Benefits (Available for Purchase Only Prior to February 1, 2010)
Name of Benefit	Purpose	Maximum Fee (as a percentage of Contract Value)	Brief Description of Restrictions/Limitations
Combined Enhanced, Annual Stepped Up and Guaranteed Growth Death Benefit	Provides an enhanced death benefit equal to the greatest of (1) Purchase Payments (less any withdrawals, including withdrawal charges), (2) the Contract Value plus the Enhanced Death Benefit, (3) the Annual Stepped Up Death Benefit plus the Enhanced Death Benefit, or (4) and the Guaranteed Growth Death Benefit at 5% plus the Enhanced Death Benefit.	0.40%
•   Any death benefit will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death.
•   If proof of death and instructions regarding payment are not received by the Company within six months of the Owner’s date of death, the death benefit will equal the Contract Value on the Valuation Date such proof of death and instructions are received by the Company.
•   Available if the Owner was age 79 or younger on the rider issue date.
•   See Enhanced Death Benefit, Annual Stepped Up Death Benefit, and Guaranteed Growth Death Benefit above.
•   Withdrawals (including withdrawals to pay advisory fees) will reduce the benefit proportionately. This means withdrawals could significantly reduce the benefit by substantially more than the actual amount of the withdrawal, or even terminate the benefit.

6% Dollar for Dollar Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit (formerly the Dollar for Dollar Combination Benefit)	Provides a minimum amount (“Minimum Income Benefit”), based on a 6% crediting rate, for purchase of a fixed Annuity, as well as an enhanced death benefit equal to the greatest of (1) Purchase Payments less withdrawals, (2) Contract Value, or (3) Purchase Payments, less withdrawals, increased at an annual effective rate of 6%, and allows withdrawal of a specified amount each Contract Year (“Annual Limit”) without a proportional reduction to the Minimum Death Benefit.	0.85%
•   Any death benefit will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death.
•   Available if each Annuitant and Owner was age 79 or younger on the Contract Date.
•   Certain withdrawals could significantly reduce or even terminate the benefits.
•   See 6% Dollar for Dollar Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit above.
•   If a withdrawal (including a withdrawal to pay advisory fees) exceeds the Annual Limit, the withdrawal will reduce the benefit proportionately, but if the withdrawal does not exceed the Annual Limit, the withdrawal will reduce the benefit by the dollar amount of the withdrawal. A proportionate withdrawal could significantly reduce the benefit by substantially more than the actual amount of the withdrawal.

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Optional Benefits (Available for Purchase Only Prior to February 1, 2010)
Name of Benefit	Purpose	Maximum Fee (as a percentage of Contract Value)	Brief Description of Restrictions/Limitations
Total Protection
Provides (1) a Guaranteed Growth Death Benefit at 5%, (2) a Guaranteed Minimum Withdrawal Benefit with an Annual Withdrawal Amount of 5%, and a Benefit Amount of 100%, and (3) a Guaranteed Minimum Accumulation Benefit, which provides a guaranteed minimum Contract Value at the end of ten years.
Current: 0.85%
•   The Guaranteed Minimum Accumulation Benefit will terminate 10 years after the rider purchase date if no reset is elected.
•   The Guaranteed Growth Death Benefit is reduced by any Annual Withdrawal Amount and is reduced proportionately by any withdrawal that exceeds the Annual Withdrawal Amount for a Contract Year.
•   Five years after the rider purchase date, under certain circumstances, you may elect to reset the Remaining Benefit Amount, the Guaranteed Growth Death Benefit, and the Guaranteed Minimum Accumulation Benefit.
•   While this rider is in effect, we reserve the right to restrict subsequent Purchase Payments.
•   Available if each Annuitant and Owner was age 79 or younger on the rider issue date.
•   See Guaranteed Growth Death Benefit, Guaranteed Minimum Withdrawal Benefit, and 6% Dollar for Dollar Guaranteed Minimum Income Benefit above.
•   If a withdrawal (including a withdrawal to pay advisory fees) exceeds the Annual Limit, the withdrawal will reduce the benefit proportionately, but if the withdrawal does not exceed the Annual Limit, the withdrawal will reduce the benefit by the dollar amount of the withdrawal. A proportionate withdrawal could significantly reduce the benefit by substantially more than the actual amount of the withdrawal.

Max: 1.45% [3]
3% and 5% Extra Credit	Provides a Credit Enhancement equal to 3% or 5% of Purchase Payments, which will be added to the Contract Value for each Purchase Payment made in the first Contract Year.	3%: 0.40%
•   Credit Enhancements are only applied to Purchase Payments received in the first Contract Year.
•   Not available with the Fixed Account.
•   You may not select an Annuity Start Date prior to seven years from the effective date of the rider.
•   Credit Enhancements are subject to recapture under certain circumstances.
•   Available only if the Owner was age 80 or younger on the Contract Date.

5%: 0.70%
1    The charge for the 4-Year Alternate Withdrawal Rider is 0.60% if the Company issues your rider on or after January 1, 2005. However, if the Company issued your rider prior to that date, the charge is 0.55%.
2    The Company may increase the rider charge for the Guaranteed Minimum Withdrawal Benefit Rider only if you elect a reset; the Company guarantees the rider charge upon reset will not exceed 1.10% on an annual basis. The current charge for such rider is used in calculating the maximum rider charge of 1.60% (1.00% for Contracts issued prior to June 19, 2006 with a 0 Year Alternate Withdrawal Charge Rider).
3    The Company may increase the rider charge for the Total Protection Rider only if you elect a reset; the Company guarantees the rider charge upon reset will not exceed 1.45% on an annual basis. Please see the discussion under “Total Protection” in Appendix B – Riders Available for Purchase Only Prior to February 1, 2010. The current charge for the rider is used in calculating the maximum rider charge of 1.60% of Contract Value (1.00% for Contracts issued prior to June 19, 2006 with a 0‑Year Alternate Withdrawal Charge Rider).

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Optional Riders  — Upon your application for the Contract, you may select one or more of the following riders at an additional charge. Contract Owners who purchased their Contracts prior to February 1, 2010 were not permitted to select riders with total rider charges in excess of 1.60%:
•	Annual Stepped Up Death Benefit;

•	Extra Credit at 4% [1] ;

•	Waiver of Withdrawal Charge; or

•	0‑Year or 4‑Year Alternate Withdrawal Charge [1] .

1	The Fixed Account is not available under your Contract if you select the Extra Credit Rider at 4% or the 0‑ Year or 4‑Year Alternate Withdrawal Charge Rider.
The Company makes each rider available only at issue. You cannot change or cancel the rider(s) that you select after they are issued. The Annual Stepped Up Death Benefit Rider, Extra Credit at 4% Rider, and the Alternate Withdrawal Charge Riders are available in every state. The Waiver of Withdrawal Charge rider is not available in every state.  See the detailed description of each rider below.
The deduction of advisory fees from your Contract Value to pay a financial intermediary is treated as a withdrawal under the Contract. Such deductions will reduce death benefits and any guaranteed benefit values, perhaps significantly. Consult your financial intermediary as to the impact of deducting advisory fees from your Contract Value prior to making an election.
For information on riders that are no longer available for purchase, please see Appendix  B  – Riders Available for Purchase Only Prior to February 1, 2010 and Appendix C – Automatic Bonus Credit Rider .
Please note that any amount that we may pay or make available under any optional rider that is in excess of Contract Value is subject to our financial strength and claims-paying ability.
Annual Stepped Up Death Benefit — For an additional charge, as reflected in the Fee Table and the table of benefits above, this rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by outstanding Contract Debt, any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit (except the death benefit calculated under number 1 below) also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:
1.	The sum of all Purchase Payments (not including any Credit Enhancements or Bonus Credits), less any withdrawals (including systematic withdrawals) and withdrawal charges;
2.	The Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company; or
3.	The Stepped Up Death Benefit.
The Stepped Up Death Benefit is the largest result determined for the following calculation as of the date of receipt of instructions regarding payment of the death benefit:
•	The Contract Value on each Contract Anniversary that occurs prior to the oldest Owner attaining age 81; plus

•	Any Purchase Payments received by the Company since the applicable Contract Anniversary; less

•
An adjustment for any withdrawals (including systematic withdrawals and withdrawals to pay advisory fees) and withdrawal charges made since the applicable anniversary. In the event of a withdrawal (including a systematic withdrawal or a withdrawal to pay advisory fees), the Stepped Up Death Benefit is reduced as of the date of the withdrawal by a percentage found by dividing the withdrawal amount, including any applicable withdrawal charges, or premium taxes and any forfeited Credit Enhancements, by Contract Value immediately prior to the withdrawal.

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If an Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner’s death, the death benefit will be as set forth in number  2 above.
This rider is available only if the age of the Owner at the time the Contract is issued is age 79 or younger. See the discussion under “Death Benefit.”
Example of the Annual Stepped Up Death Benefit . Assume:
(i)	The initial Purchase Payment is $50,000, and no additional Purchase Payments are added to the Contract.
(ii)	The Owner is 60 years old when the Contract is issued.
(iii)	The Owner takes no withdrawals between the date the Contract was issued and the date of the Owner’s death.
At the time the Contract is issued, the Stepped Up Death Benefit amount is the initial Purchase Payment or $50,000. Due to positive market performance, the Contract Value on the first Contract Anniversary is $65,000. The Owner’s Stepped Up Death Benefit amount increases from $50,000 to $65,000. Due to negative market performance, the Contract Value has decreased to $49,000 on the second Contract Anniversary. The Stepped Up Death Benefit amount remains at $65,000.
The Owner dies during the third Contract Year. At the time of the Owner’s death, the Contract Value is $55,000. The amount payable at death would be the greatest of (1) the sum of all Purchase Payments (not including any Credit Enhancements or Bonus Credits), less any withdrawals and withdrawal charges (in this case, $50,000); (2) the Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company (in this case, $55,000); or (3) the Stepped Up Death Benefit (in this case, $65,000). Thus, $65,000 is the death benefit.
Example of a Reduction in the Stepped Up Death Benefit Amount as a Result of a Withdrawal . Assume:
(i)	The initial Purchase Payment is $50,000, and no additional Purchase Payments are added to the Contract.
(ii)	The Owner is 60 years old when the Contract is issued.
(iii)	The Owner takes no withdrawals between the date the Contract was issued and the date of the Owner’s death.
At the time the Contract is issued, the Stepped Up Death Benefit amount is the initial Purchase Payment or $50,000. Due to positive market performance, the Contract Value on the first Contract Anniversary is $65,000. The Owner’s Stepped Up Death Benefit amount increases from $50,000 to $65,000. Due to negative market performance, the Contract Value has decreased to $49,000 on the second Contract Anniversary. The Stepped Up Death Benefit amount remains at $65,000.
The Owner takes a free withdrawal of $4,900 in the third Contract Year. The Contract Value prior to the withdrawal is $35,000. As a result of the withdrawal, the Stepped Up Death Benefit is reduced as follows:
Withdrawal amount / Contract Value prior to withdrawal
$4,900 / $35,000 = 0.14 or 14%
Stepped Up Death Benefit x 14%
$65,000 x 14% = $9,100
$65,000 - $9,100 = $55,900
The Stepped Up Death Benefit following the withdrawal is $55,900.
Example of a Reduction in the Stepped Up Death Benefit Amount as a Result of a Withdrawal to Pay Advisory Fees . Assume:
(i)	The initial Purchase Payment is $100,000, and no additional Purchase Payments are added to the Contract.
(ii)	The Stepped Up Death Benefit prior to the advisory fee withdrawal is $125,000.

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The Owner makes a $1,000 withdrawal to pay advisory fees. The Stepped Up Death Benefit is reduced as follows:
Stepped Up Death Benefit Prior to Advisory Fee Withdrawal x [1 - (Advisory Fee Withdrawal Amount / Contract Value Prior to Advisory Fee Withdrawal)] =
$125,000 x [1 - ($1,000 / $100,000)] =
$125,000 x 1 - .01 = $123,750
The $1,000 withdrawal causes the Stepped Up Death Benefit to decrease by $1,250.
Extra Credit — For an additional charge, as reflected in the Fee Table and the table of benefits above, this rider makes available a Credit Enhancement, which is an amount added to your Contract Value by the Company. You may purchase this rider only at issue. If you elect this rider, the Fixed Account is not available as an investment option under the Contract. A Credit Enhancement of 4% of Purchase Payments, as elected in the application, will be added to Contract Value for each Purchase Payment made in the first Contract Year. Prior to February 1, 2010, a Credit Enhancement of 3% or 5% was also available for election. Any Credit Enhancement will be allocated among the Subaccounts in the same proportion as your Purchase Payment. You may have in effect on your Contract both the Extra Credit Rider and an Automatic Bonus Credit Rider; however, each rider calculates the Credit Enhancement amount and Bonus Credit amount, respectively , on the basis of Purchase Payments, which do not include any Credit Enhancement or Bonus Credit. See Appendix C – Automatic Bonus Credit Rider.
This rider is available only if the age of the Owner on the Contract Date is age 80 or younger at issue. If you elect this rider, you may not select an Annuity Start Date that is prior to seven years from the effective date of the rider.
Example of the Credit Enhancement Applied to Initial and Subsequent Purchase Payments . Assume:
(i)	The Owner purchased the Contract with the 4.0% Extra Credit Rider.
(ii)	The initial Purchase Payment is $100,000.
The amount of the Credit Enhancement added to the Contract Value would be $4,000 ($100,000 x 4.0%). Thus, the Contract Value at issue would be $104,000.
Six months later the Owner makes a Purchase Payment of $50,000. The additional Purchase Payment will increase the Contract Value by $52,000, the amount of the $50,000 Purchase Payment plus $2,000 ($50,000 x 4.0%).
In the event of a full or certain partial withdrawal, the Company will recapture all or part of any Credit Enhancement that has not yet vested. An amount equal to 1/7 of the Credit Enhancement will vest as of each Contract Date anniversary and the Credit Enhancement will be fully vested at the end of seven years from that date. The amount to be forfeited in the event of a withdrawal is equal to a percentage of the Credit Enhancement that has not yet vested. The percentage is determined for each withdrawal as of the date of the withdrawal by dividing:
1.	The amount of the withdrawal, including any applicable withdrawal charges, or premium taxes and any forfeited Credit Enhancements, less the free withdrawal amount , by
2.	Contract Value immediately prior to the withdrawal.
The Company will recapture Credit Enhancements on withdrawals only to the extent that total withdrawals in a Contract Year, including systematic withdrawals, exceed the free withdrawal amount. The free withdrawal amount is equal in the first Contract Year, to 10% of Purchase Payments, excluding any Credit Enhancements and/or Bonus Credits, made during the year and, for any subsequent Contract Year, to 10% of Contract Value as of the first Valuation Date of that Contract Year. In addition, the Company does not recapture Credit Enhancements on withdrawals made to pay the fees of your registered investment adviser, provided that your adviser has entered into a variable annuity adviser agreement with the Company.
The Company may recapture Credit Enhancements in the event of a full or partial withdrawal as described above. In addition, the Company will recapture the Credit Enhancement: if you exercise your right to return the Contract during the Free-Look period, in which case your Contract Value will be reduced by the value of any Credit Enhancements applied. See “Free-Look Right.” In the event of a withdrawal under the terms of the Waiver of

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Withdrawal Charge Rider, you will forfeit all or part of any Credit Enhancements applied during the 12 months preceding such a withdrawal. See “Waiver of Withdrawal Charge.” Death benefit proceeds may exclude all or part of any Credit Enhancements. See “Death Benefit” and the discussions of the death benefit riders.
Example of Credit Enhancement Vesting and Recapture upon Withdrawal in Excess of the Free Withdrawal Amount . Assume:
(i)	The Owner purchased the Contract with the 4.0% Extra Credit Rider.
(ii)	The initial Purchase Payment is $175,000.
The amount of the Credit Enhancement added to the Contract Value would be $7,000 ($175,000 x 4.0%). Thus, the Contract Value at issue would be $182,000.
An amount equal to 1/7 of the Credit Enhancement vests each Contract Anniversary, and the Credit Enhancement is fully vested seven years from the date the Contract was issued. Assuming no withdrawals in excess of the free withdrawal amount are taken during the first seven Contract Years, the table below shows how the $7,000 Credit Enhancement vests each year:
Beginning of Contract Year	Vested Credit Enhancement	Unvested Credit Enhancement
1	$0.00	$7,000
2	$1,000	$6,000
3	$2,000	$5,000
4	$3,000	$4,000
5	$4,000	$3,000
6	$5,000	$2,000
7	$6,000	$1,000
8	$7,000	$0.00

Due to negative market performance, in Contract Year 3, the Contract Value is $100,000, and the free withdrawal amount is $10,000. The Owner requests a withdrawal of $20,000, $10,000 more than the free withdrawal amount. The Credit Enhancement recapture is calculated as follows:
( Withdrawal Amount - Free Withdrawal Amount)                                    x   Unvested Credit  =
(Contract Value Prior to Withdrawal - Unvested Credit Enhancement)           Enhancement
($20,000 - $10,000) x $5,000 = $526.32
($100,000 - $5,000)
The Company expects to make a profit from the charge for this rider and funds payment of the Credit Enhancements through the rider charge and the vesting schedule. The Extra Credit Rider may make sense for you only if you expect your average annual return (net of expenses of the Contract and the Underlying Funds) to exceed the applicable amount set forth in the table below, and you do not expect to make Purchase Payments to the Contract after the first Contract Year. The returns below represent the amount that must be earned each year during the seven-year period beginning on the Contract Date to break even on the rider. The rate of return assumes that all Purchase Payments are made during the first Contract Year when the Credit Enhancement is applied to Purchase Payments. If Purchase Payments are made in subsequent Contract Years, the applicable rider charge will increase in correlation to Purchase Payments and no offsetting Credit Enhancement will be available. As a result, the rate of return required to break even would be higher.
If your actual returns are greater than the amounts set forth below and you make no Purchase Payments after the first Contract Year, you will profit from the purchase of the rider. If your actual returns are less, or if you make additional Purchase Payments after the first Contract Year , you will be worse off than if you had not purchased the

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rider. Please note that the returns below are net of Contract and Underlying Fund expenses so that you would need to earn the amount in the table plus the amount of applicable expenses to break even on the rider.
Interest Rate	Rate of Return (net of expenses)
3%*	-5.00%
4%	-1.50%
5%*	0.80%
*Effective February 1, 2010, the 3% and 5% Credit Enhancements are no longer available for election with the Extra Credit rider.

The Internal Revenue Code generally requires that interests in a Qualified Contract be nonforfeitable, and it is unclear whether the Credit Enhancement feature is consistent with those requirements. Consult a tax advisor before purchasing this rider as part of a Qualified Contract.
Prior to May 1, 2010, on a non-discriminatory basis, the Company paid the additional Credit Enhancement in connection with a Contract purchased by customers of certain broker-dealers who exchanged their current contract for this Contract and paid a withdrawal charge on the exchange. When such a customer purchased a Credit Enhancement of 5%, the Company added an additional Credit Enhancement to the customer’s initial Purchase Payment. The Company determined the amount of any additional Credit Enhancement by subtracting the 5% Credit Enhancement from the withdrawal charge amount assessed on the customer’s exchanged annuity contract. The Company required that it be notified when a purchase was made that qualified under this provision. There was no charge for this additional Credit Enhancement above the charge for the Extra Credit Rider at 5%. Any additional Credit Enhancement amount was subject to recapture in the event that the Owner exercised his or her right to return the Contract during the Free-Look period and was subject to a withdrawal charge.
Waiver of Withdrawal Charge — For an additional charge, as reflected in the Fee Table and the table of benefits above, this rider makes available a waiver of withdrawal charge in the event of your (1) total and permanent disability prior to age 65, (2) confinement to a nursing home, or (3) terminal illness.
The rider defines confinement to a hospital or nursing facility, as follows: (1) you have been confined to a “hospital” or “qualified skilled nursing facility” for at least 90 consecutive days prior to the date of the withdrawal ; and (2) you are so confined when the Company receives the waiver request and first became so confined after the Contract Date.
The Company defines terminal illness as follows: (1) the Owner has been diagnosed by a licensed physician with a “terminal illness”; and (2) such illness was first diagnosed after the Contract was issued.
The Company defines disability as follows: (1) the Owner is unable, because of physical or mental impairment , to perform the material and substantial duties of any occupation for which the Owner is suited by means of education, training or experience; (2) the impairment has been in existence for more than 180 days and began before the Owner attained age 65 and after the Contract Date; and (3) the impairment is expected to result in death or be long-standing and indefinite.
Prior to making a withdrawal pursuant to this rider, you must submit to the Company a properly completed claim form and a written physician’s statement acceptable to the Company. The Company will also accept as proof of disability a certified Social Security finding of disability.
The Company reserves the right to have a physician of its choice examine the Owner to determine if the Owner is eligible for a waiver. The confinement to a nursing home provision of the Waiver of Withdrawal Charge rider is not available in California and Massachusetts. The terminal illness provision of the Waiver of Withdrawal Charge rider is not available in California and New Jersey.
If you have also purchased the Extra Credit Rider, you will forfeit all or part of any Credit Enhancements applied during the 12 months preceding any withdrawal pursuant to this rider. The amount of Credit Enhancements to be forfeited is a percentage determined by dividing the amount of the withdrawal by the total Purchase Payments made in the 12 months preceding the withdrawal. This means that if the withdrawal amount exceeds the Purchase Payment(s) made during the 12 months preceding the withdrawal, 100% of any Credit Enhancements paid will be forfeited. The maximum percentage that may be forfeited is 100% of Credit Enhancements earned during the 12 months preceding the withdrawal. Note that if you purchase the Contract with this rider after age 65, you will receive no benefit from the disability portion of this rider and the annual rider charge will remain the same.

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Example of the Waiver of Withdrawal Charge . Assume:
(i)	The Owner is diagnosed with a terminal illness after the Contract is issued.
(ii)	The Owner requests a withdrawal of $25,000 in Contract Year 3.
(iii)	The free withdrawal amount for Contract Year 3 is $10,000.
Without the Waiver of Withdrawal Charge Rider, the charge applicable to the $25,000 withdrawal would be $900 (($25,000 - $10,000) x 6.0%), and the Owner would receive $24,100 ($25,000 - $900). With the Waiver of Withdrawal Charge Rider, the $900 charge is waived, and the Owner receives the full $25,000.
Example of Credit Enhancement Recapture if the Extra Credit Rider is Purchased with the Waiver of Withdrawal Charge Rider. Assume:
(i)	The Owner purchased the 4.0% Extra Credit Rider and Waiver of Withdrawal Charge Rider at Contract issue.
(ii)	The initial Purchase Payment was $100,000
(iii)	The Owner was younger than age 65 when the Contract was purchased.
At the time the Contract is issued, $4,000 is applied as a Credit Enhancement.  Assume that six months after Contract issue, the Owner requests a withdrawal of $5,000.  The Credit Enhancement is recaptured from this withdrawal as follows:
     Withdrawal Amount        x Credit Enhancements Applied in Last 12 Months =
Total Purchase Payments
Made in Last 12 Months
$5,000    x  $4,000 = $200
$100,000
Alternate Withdrawal Charge — For an additional charge, as reflected in the Fee Table and the table of benefits above, these riders make available an alternative withdrawal charge schedule. If you elect one of these riders , the Fixed Account is not available as an investment option under the Contract. You may select one of the following schedules at the time of purchase of the rider, which is available only at issue.
0 ‑ Year Schedule		4 ‑ Year Schedule
Purchase Payment Age (in years)	Withdrawal Charge	Purchase Payment Age (in years)	Withdrawal Charge
0 and over	0%	1	7%
		2	7%
		3	6%
		4	5%
		5 and over	0%

If you purchase one of these riders , the withdrawal charge schedule above will apply in lieu of the 7‑year withdrawal charge schedule described under “Contingent Deferred Sales Charge.” If the 4 ‑ Year Alternate Withdrawal Charge Rider has not yet been approved in your state, you may purchase a 3 ‑ Year Alternate Withdrawal Charge Rider, which provides a withdrawal charge of 7%, 6%, 5% and 0%, respectively, based upon Purchase Payment age (in years) of 1, 2, 3 and over. If you have also purchased the Extra Credit Rider, you may forfeit all or part of any Credit Enhancement in the event of a full or partial withdrawal. The amount of the Credit Enhancement forfeiture is calculated in accordance with the Extra Credit Rider. See “Extra Credit .” You should consider whether purchasing an Extra Credit Rider (which recaptures all or a portion of the related Credit Enhancements upon any withdrawal within seven years) with an Alternate Withdrawal Charge Rider (which provides a 0 or 4 year withdrawal charge schedule) is appropriate based on your circumstances. If you do not plan to take withdrawals in excess of the free withdrawal amount within seven years of the date of a Purchase Payment, this rider is not appropriate for you. See “Extra Credit.”
Fees for these riders will continue to apply even after the withdrawal charges under the seven-year withdrawal charge schedule are no longer applicable. Fees for these riders are imposed until the Annuity Start Date if Annuity

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Options 1 through 4, 7, or 8 are chosen and for the life of the Contract if Annuity Options 5 or 6 are chosen. The 4-Year Alternate Withdrawal Charge Rider provides a potential benefit only if a withdrawal is taken in the five to seven years after the applicable Purchase Payment date because for the first four years after the Purchase Payment date, the withdrawal charges are the same as they would be under the seven-year schedule. The Company expects to make a profit from the charge for these riders.
Example of the 0-Year Alternate Withdrawal Charge . Assume:
(i)	The Owner purchased the Contract with the 0-Year Alternate Withdrawal Charge Rider.
(ii)	The Owner requests a withdrawal of $25,000 in Contract Year 2.
(iii)	The free withdrawal amount for Contract Year 2 is $10,000.
Without the 0-Year Alternate Withdrawal Charge Rider, the charge applicable to the $25,000 withdrawal would be $1,050, calculated as follows: ($25,000 - $10,000) x 7% Withdrawal Charge, and the Owner would receive $23,950 ($25,000 - $1,050). With the 0-Year Alternate Withdrawal Charge Rider, there is no Withdrawal Charge, and the Owner receives the full $25,000.
Example of the 4-Year Alternate Withdrawal Charge . Assume:
(i)	The Owner purchased the Contract with the 4-Year Alternate Withdrawal Charge Rider.
(ii)	The Owner requests a withdrawal of $25,000 in Contract Year 5.
(iii)	The free withdrawal amount for Contract Year 5 is $10,000.
Without the 4-Year Alternate Withdrawal Charge Rider, the charge applicable to the $25,000 withdrawal would be $600, calculated as follows: ($25,000 - $10,000) x 4% Withdrawal Charge, and the Owner would receive $24,400 ($25,000 - $600). With the 4-Year Alternate Withdrawal Charge Rider, there is no Withdrawal Charge, and the Owner receives the full $25,000.
Riders Previously Available for Purchase — A number of other riders previously offered with the Contract are no longer available for purchase. Please refer to Appendix  B  – Riders Available For Purchase Only Prior To February 1, 2010 and Appendix C – Automatic Bonus Credit Rider for descriptions of these riders.
Annuity Period

General  — You select the Annuity Start Date at the time of application. The Annuity Start Date may not be prior to the third Contract anniversary and may not be deferred beyond the Annuitant’s 95th birthday, although the terms of a Qualified Plan and the laws of certain states may require that you start annuity payments at an earlier age. If you do not select an Annuity Start Date, the Annuity Start Date will be the later of the Annuitant’s 70th birthday or the tenth Contract anniversary . For Contracts issued in Arizona on or after September 20, 2007, if no Annuity Start Date is selected, the Annuity Start Date will be the Annuitant’s 95th birthday. If you do not select an Annuity Option, annuity payments will not begin until you make a selection, which may be after the Annuity Start Date. Any applicable death benefit will terminate at the Annuity Start Date without value. See “Selection of an Option.” If there are Joint Annuitants, the birth date of the older Annuitant will be used to determine the latest Annuity Start Date.
On the Annuity Start Date, the proceeds under the Contract will be applied to provide an annuity under one of the options described below. Each option is available in two forms—either as a variable annuity for use with the Subaccounts or as a fixed annuity for use with the Fixed Account. A combination variable and fixed annuity is also available. Variable annuity payments will fluctuate with the investment performance of the applicable Subaccounts while fixed annuity payments will not. Unless you direct otherwise, proceeds derived from Contract Value allocated to the Subaccounts will be applied to purchase a variable annuity and proceeds derived from Contract Value allocated to the Fixed Account will be applied to   purchase a fixed annuity . The proceeds under the Contract will be equal to your Contract Value in the Subaccounts and the Fixed Account as of the Annuity Start Date, reduced by
•	any applicable premium taxes;
•	any outstanding Contract Debt;
•	for Annuity Options 1 through 4, 7 and 8, a pro rata account administration charge, if applicable; and
•	A withdrawal charge for Annuity Options 5, 6 and 7.

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The Contract currently provides for eight Annuity Options. The Company may make other Annuity Options available upon request. The Company may discontinue the availability of one or more of these options at any time but will always offer a variable annuity option. Annuity payments under Annuity Options 1 through 4, 7 and 8 are based upon annuity rates that vary with the Annuity Option selected. In the case of Annuity Options 1 through 4 and 8, the annuity rates will vary based on the age and sex of the Annuitant, except that unisex rates are available where required by law. The annuity rates reflect the Annuitant’s life expectancy based upon the Annuitant’s age as of the Annuity Start Date and the Annuitant’s gender, unless unisex rates apply. The annuity rates are based upon the 1983(a) mortality table with mortality improvement under Projection Scale G and are adjusted to reflect an assumed interest rate of 3.5%, compounded annually , for the variable annuity.  In the case of Annuity Option 7, the annuity rate is determined without reference to the age or sex of the Annuitant and is based upon the assumed interest rate.   In the case of Annuity Options 5 and 6 as described below, annuity payments are based upon Contract Value without regard to annuity rates.
Annuity Options 1 through 4 and 8 provide for payments to be made during the lifetime of the Annuitant. Annuity payments under such options cease in the event of the Annuitant’s death, unless the option provides for a guaranteed minimum number of payments, for example a life income with guaranteed payments of 5, 10, 15 or 20 years. The level of annuity payments will be greater for shorter guaranteed periods and less for longer guaranteed periods. Similarly, payments will be greater for life annuities than for joint and survivor annuities, because payments for life annuities are expected to be made for a shorter period.
You may elect to receive annuity payments on a monthly, quarterly, semiannual, or annual basis, although no payments will be made for less than $100. If the frequency of payments selected would result in payments of less than $100, the Company reserves the right to change the frequency. For example, if you select monthly payments and your payment amount would be $75 per month, the Company could elect to change your payment frequency to quarterly as less frequent payments will result in a larger payment amount (assuming the same amount is applied to purchase the annuity).
You may designate or change an Annuity Start Date, Annuity Option, or Annuitant, provided proper written notice is received by the Company at its Administrative Office at least 30 days prior to the Annuity Start Date set forth in the Contract. The date selected as the new Annuity Start Date must be at least 30 days after the date written notice requesting a change of Annuity Start Date is received at the Company’s Administrative Office.
Once annuity payments have commenced under Annuity Options 1 through 4 and 8, an Annuitant or Owner cannot change the Annuity Option and cannot make partial withdrawals or surrender his or her annuity for the Withdrawal Value. An Owner also cannot change the Annuity Option or make partial withdrawals or surrender his or her annuity for the Withdrawal Value if he or she has elected fixed annuity payments under Annuity Option 7. Under Annuity Options 5 and 6, an Owner may make full or partial withdrawals of Contract Value (other than systematic withdrawals), subject to any applicable withdrawal charge, premium tax charge, and pro rata account administration charge.
If an Owner has elected variable annuity payments or a combination of variable and fixed annuity payments under Annuity Option 7, an Owner may elect to withdraw the present value of future annuity payments, commuted at the assumed interest rate, subject to a reduction for any applicable withdrawal charge and any uncollected premium tax. However, the Owner cannot take systematic withdrawals or make withdrawals to pay the fees of an investment adviser. If the Owner elects a partial withdrawal under Annuity Option 7, future variable annuity payments will be reduced as a result of such withdrawal. The Company will make payment in the amount of the partial withdrawal requested and will reduce the amount of future annuity payments by a percentage that is equal to the ratio of (i) the partial withdrawal, plus any applicable withdrawal charge and any uncollected premium tax, over (ii) the present value of future annuity payments, commuted at the assumed interest rate. The number of Annuity Units used in calculating future variable annuity payments is reduced by the applicable percentage. The tax treatment of partial withdrawals taken after the Annuity Start Date is uncertain. Consult a tax advisor before requesting a withdrawal after the Annuity Start Date. The Owner may not make systematic withdrawals under Annuity Option 7. See “Value of Variable Annuity Payments: Assumed Interest Rate” for more information with regard to how the Company calculates variable annuity payments.
An Owner may transfer Contract Value among the Subaccounts during the Annuity Period , as was available during the accumulation phase, if variable annuity payments have been selected .

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The Contract specifies annuity tables for Annuity Options 1 through 4, 7 and 8, described below. The tables contain the guaranteed minimum dollar amount (per $1,000 applied) of the first annuity payment for a variable annuity and each annuity payment for a fixed annuity .
Annuity Options —
Option 1 — Life Income. Periodic annuity payments will be made during the lifetime of the Annuitant. It is possible under this Option for any Annuitant to receive only one annuity payment if the Annuitant’s death occurred prior to the due date of the second annuity payment, two if death occurred prior to the due date of the third annuity payment, etc. There is no minimum number of payments guaranteed under this option. Payments will cease upon the death of the Annuitant regardless of the number of payments received.
Option 2 — Life Income with Guaranteed Payments of 5, 10, 15 or 20 Years. Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that if, at the death of the Annuitant, payments have been made for less than a stated period, which may be five, ten, fifteen or twenty years, as elected by the Owner, annuity payments will be continued during the remainder of such period to the Designated Beneficiary. Upon the Annuitant’s death after the period certain, no further annuity payments will be made. If you have elected the Guaranteed Minimum Income Benefit Rider, the 6% Dollar for Dollar Guaranteed Minimum Income Benefit Rider, or the 6% Dollar for Dollar Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit Rider, you may apply the Minimum Income Benefit to purchase a Life Income Annuity with a 10 ‑ year period certain. The annuity rates under the rider are based upon the 1983(a) mortality table with mortality improvement under Projection Scale  G and an interest rate of 2½% (2% for the 6% Dollar for Dollar Guaranteed Minimum Income Benefit and 6% Dollar for Dollar Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit Riders) in lieu of the rate described above.
Option 3 — Life with Installment or Unit Refund Option. Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that, if at the death of the Annuitant, the number of payments that has been made is less than the number determined by dividing the amount applied under this Annuity Option by the amount of the first payment, annuity payments will be continued to the Designated Beneficiary until that number of payments has been made. For example, if the Annuity start amount was $100,000 and the calculated monthly annuity payment was $550, 182 payments ($100,000 / $550) would be guaranteed for the life of the Annuitant. This means if the Annuitant dies before 182 payments have been made, the remaining annuity payments will be continued to the Designated Beneficiary.
Option 4 —
A. Joint and Last Survivor. Annuity payments will be made as long as either Annuitant is living. Upon the death of one Annuitant, annuity payments continue to the surviving Annuitant at the same or a reduced level of 75%, 66 2/3% or 50% of annuity payments as elected by the Owner at the time the Annuity Option is selected. With respect to fixed annuity payments, the amount of the annuity payment, and with respect to variable annuity payments, the number of Annuity Units used to determine the annuity payment, is reduced as of the first annuity payment following the Annuitant’s death. It is possible under this Option for only one annuity payment to be made if both Annuitants died prior to the second annuity payment due date, two if both died prior to the third annuity payment due date, etc. As in the case of Option 1, there is no minimum number of payments guaranteed under this Option 4A. Payments cease upon the death of the last surviving Annuitant, regardless of the number of payments received.
B. Joint and Last Survivor with Guaranteed Payments of 5, 10, 15 or 20 Years. You may also select Option 4 with guaranteed payments. Annuity payments will be made as long as either Annuitant is living. Upon the death of one Annuitant, annuity payments continue to the surviving Annuitant at the same level with the promise that if, at the death of the both Annuitants, payments have been made for less than a stated period, which may be five, ten, fifteen or twenty years, as elected by the Owner, annuity payments will be continued during the remainder of such period to the Designated Beneficiary. Upon the last death of the Annuitants after the period certain, no further annuity payments will be made. If you have elected the Guaranteed Minimum Income Benefit Rider, the 6% Dollar for Dollar Guaranteed Minimum Income Benefit Rider, or the 6% Dollar for Dollar Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit Rider, you may apply the Minimum Income Benefit to purchase a fixed Joint and Last Survivor Annuity with a 10 ‑ year period certain. The annuity rates under the rider are based upon the 1983(a) mortality table with mortality improvement under Projection Scale  G and an interest rate of

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2½% (2% for the 6% Dollar for Dollar Guaranteed Minimum Income Benefit and 6% Dollar for Dollar Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit Riders) in lieu of the rate described above.
Option 5 — Payments For a Specified Period. Periodic annuity payments will be made for a fixed period, which may be from 5 to 20 years, as elected by the Owner. The amount of each annuity payment is determined by dividing Contract Value by the number of annuity payments remaining in the period. If, at the death of all Annuitants, payments have been made for less than the selected fixed period, the remaining unpaid payments will be paid to the Designated Beneficiary. The Company will continue to deduct any applicable monthly rider charge and pro rata account administration charge from Contract Value if you elect this option.
Option 6 — Payments of a Specified Amount. Periodic annuity payments of the amount elected by the Owner will be made until Contract Value is exhausted, with the guarantee that, if, at the death of all Annuitants, all guaranteed payments have not yet been made, the remaining unpaid payments will be paid to the Designated Beneficiary. The Company will continue to deduct any applicable monthly rider charge and pro rata account administration charge from Contract Value if you elect this option.
Option 7 — Period Certain. Periodic annuity payments will be made for a stated period, which may be 5, 10, 15 or 20 years, as elected by the Owner. This option differs from Option 5 in that annuity payments are calculated on the basis of Annuity Units rather than as a percentage of Contract Value. If the Annuitant dies prior to the end of the period, the remaining payments will be made to the Designated Beneficiary.
Option 8 — Joint and Contingent Survivor Option. Periodic annuity payments will be made during the life of the primary Annuitant. Upon the death of the primary Annuitant, payments will be made to the contingent Annuitant during his or her life. If the contingent Annuitant is not living upon the death of the primary Annuitant, no payments will be made to the contingent Annuitant. It is possible under this Option for only one annuity payment to be made if both Annuitants died prior to the second annuity payment due date, two if both died prior to the third annuity payment due date, etc. As in the case of Options 1 and 4A, there is no minimum number of payments guaranteed under this Option. Payments cease upon the death of the last surviving Annuitant, regardless of the number of payments received.
Value of Variable Annuity Payments: Assumed Interest Rate. The annuity tables in the Contract which are used to calculate variable annuity payments for Annuity Options 1 through 4, 7 and 8 are based on an “assumed interest rate” of 3 .5%, compounded annually. Variable annuity payments generally increase or decrease from one annuity payment date to the next based upon the performance of the applicable Subaccounts during the interim period adjusted for the assumed interest rate. If the performance of the Subaccount selected is equal to the assumed interest rate, the annuity payments will remain constant. If the performance of the Subaccounts is   greater than the assumed interest rate, the annuity payments will increase and if it is less than the assumed interest rate, the annuity payments will decline. A higher assumed interest rate would mean a higher initial annuity payment but the amount of the annuity payment would increase more slowly in a rising market (or the amount of the annuity payment would decline more rapidly in a declining market). A lower assumption would have the opposite effect.
The Company calculates variable annuity payments under Options 1 through 4, 7 and 8 using Annuity Units. The value of an Annuity Unit for each Subaccount is determined as of each Valuation Date and was initially $1.00. The Annuity Unit value of a Subaccount as of any subsequent Valuation Date is determined by adjusting the Annuity Unit value on the previous Valuation Date for (1) the interim performance of the corresponding Underlying Fund; (2) any dividends or distributions paid by the corresponding Underlying Fund; (3) the mortality and expense risk and administration charges; (4) the charges, if any, that may be assessed by the Company for taxes attributable to the operation of the Subaccount; and (5) the assumed interest rate.
The Company determines the number of Annuity Units used to calculate each variable annuity payment as of the Annuity Start Date. As discussed above, the Contract specifies annuity rates for Options 1 through 4, 7 and 8 for each $1,000 applied to an Annuity Option. The proceeds under the Contract as of the Annuity Start Date, are divided by $1,000 and the result is multiplied by the rate per $1,000 specified in the annuity tables to determine the initial annuity payment for a variable annuity and the guaranteed monthly annuity payment for a fixed annuity.
On the Annuity Start Date, the Company divides the initial variable annuity payment by the value as of that date of the Annuity Unit for the applicable Subaccount to determine the number of Annuity Units to be used in calculating subsequent annuity payments. If variable annuity payments are allocated to more than one Subaccount , the number of Annuity Units will be determined by dividing the portion of the initial variable annuity payment allocated to a Subaccount by the value of that Subaccount’s Annuity Unit as of the Annuity Start Date. The initial variable annuity payment is allocated to the Subaccounts in the same proportion as the Contract Value is allocated as of the

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Annuity Start Date. The number of Annuity Units will remain constant for subsequent annuity payments, unless the Owner transfers Annuity Units among Subaccounts or makes a withdrawal under Option 7.
Subsequent variable annuity payments are calculated by multiplying the number of Annuity Units allocated to a Subaccount by the value of the Annuity Unit as of the date of the annuity payment. If the annuity payment is allocated to more than one Subaccount, the annuity payment is equal to the sum of the payment amount determined for each Subaccount.
Selection of an Option — You should carefully review the Annuity Options with your financial or tax adviser. If you have questions about the calculation of the payment amount under a particular Annuity Option, you can contact the Company at 1-800-888-2461. For Contracts used in connection with a Qualified Plan, reference should be made to the terms of the particular plan and the requirements of the Internal Revenue Code for pertinent limitations respecting annuity payments and other matters. For instance, Qualified Plans generally require that distributions begin no later than April 1 of the calendar year following the year in which the Annuitant reaches age 72. In addition, under Qualified Plans, not all Annuity Options will satisfy required minimum distribution rules, particularly as those rules apply to your beneficiary after your death. Beginning with Owner deaths occurring on or after January 1, 2020, subject to certain exceptions, most non- spouse beneficiaries must complete distributions within ten years of the Owner’s death in order to satisfy required minimum distribution rules. Consult a tax adviser before electing an Annuity Option .
The Company does not allow the Annuity Start Date to be deferred beyond the Annuitant’s 95th birthday.
The Fixed Account

The Fixed Account is not available in all states. Even if it is available in your state, the Fixed Account is not available if you select the Extra Credit Rider at 4% or the 0‑Year or 4‑Year Alternate Withdrawal Charge Rider. If the Fixed Account option and Loan Account are important to you, you should not select the foregoing optional riders. (The Fixed Account also is not available if you purchased the Extra Credit Rider at 3% or 5%. See Appendix  B  – Riders Available for Purchase Only Prior to February 1, 2010.)
If the Fixed Account is available under your Contract, you may allocate all or a portion of your Purchase Payments and transfer Contract Value to the Fixed Account. Amounts allocated to the Fixed Account become part of the Company’s General Account, which supports the Company’s insurance and annuity obligations . The General Account is subject to regulation and supervision by the Kansas Insurance Department and is also subject to the insurance laws and regulations of other jurisdictions in which the Contract is distributed. In reliance on certain exemptive and exclusionary provisions, interests in the Fixed Account have not been registered as securities under the Securities Act of 1933 (the “1933 Act”) and the Fixed Account has not been registered as an investment company under the Investment Company Act of 1940 (the “1940 Act”). Accordingly , neither the Fixed Account nor any interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act. This disclosure, however, is subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in this Prospectus. This Prospectus is generally intended to serve as a disclosure document only for aspects of a Contract involving the Separate Account and contains only selected information regarding the Fixed Account. For more information regarding the Fixed Account, see “The Contract.”
Amounts allocated to the Fixed Account become part of the General Account of the Company, which consists of all assets owned by the Company other than those in the Separate Account and other separate accounts of the Company. Subject to applicable law, the Company has sole discretion over investment of the assets of its General Account. Please note that any amounts we guarantee in connection with the Fixed Account are subject to our financial strength and claims-paying ability.
Interest — Contract Value allocated to the Fixed Account earns interest at a fixed rate or rates that are paid by the Company. The Contract Value in the Fixed Account earns interest at an interest rate that is guaranteed to be at least a specified minimum (“Guaranteed Rate”). The Guaranteed Rate accrues daily and ranges from an annual effective rate of 1% to 3% based upon the state in which the Contract is issued and the requirements of that state. Such interest will be paid regardless of the actual investment experience of the Fixed Account. The principal, after charges and deductions, also is guaranteed . In addition, the Company may in its discretion pay interest at a rate (“Current Rate”) that exceeds the Guaranteed Rate. The Company will determine the Current Rate, if any, from

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time to time. Because the Company may declare a Current Rate in its sole discretion, you assume the risk that interest credited to Contract Value in the Fixed Account may not exceed the Guaranteed Rate.
Contract Value allocated or transferred to the Fixed Account will earn interest at the Guaranteed Rate (or Current Rate, if any, in effect on the date such portion of Contract Value is allocated or transferred to the Fixed Account). The Current Rate paid on any such portion of Contract Value allocated or transferred to the Fixed Account will be guaranteed for rolling periods of one or more years (each a “Guarantee Period”). The Company currently offers only Guarantee Periods of one year. Upon expiration of any Guarantee Period, a new Guarantee Period of the same duration begins with respect to that portion of Contract Value which will earn interest at the Current Rate, if any, declared on the first day of the new Guarantee Period.
Because the Company may, in its sole discretion, anticipate changing the Current Rate from time to time, Contract Value allocated or transferred to the Fixed Account at one point in time may be credited with a different Current Rate than amounts allocated or transferred to the Fixed Account at another point in time. For example, amounts allocated to the Fixed Account in June may be credited with a different current rate than amounts allocated to the Fixed Account in July. In addition, if Guarantee Periods of different durations are offered, Contract Value allocated or transferred to the Fixed Account for a Guarantee Period of one duration may be   credited with a different Current Rate than amounts allocated or transferred to the Fixed Account for a Guarantee Period of a different duration. Therefore, at any time, various portions of your Contract Value in the Fixed Account may be earning interest at different Current Rates depending upon the point in time such portions were allocated or transferred to the Fixed Account and the duration of the Guarantee Period. The Company bears the investment risk for the Contract Value allocated to the Fixed Account and for paying interest at the Guaranteed Rate on amounts allocated to the Fixed Account.
For purposes of determining the interest rates to be credited on Contract Value in the Fixed Account, transfers from the Fixed Account pursuant to the Dollar Cost Averaging or Asset Reallocation Options will be deemed to be taken in the following order: (1) from any portion of Contract Value allocated to the Fixed Account for which the Guarantee Period expires during the calendar month in which the withdrawal, loan, or transfer is effected; (2) then in the order beginning with that portion of such Contract Value which has the longest amount of time remaining before the end of its Guarantee Period and (3) ending with that portion which has the least amount of time remaining before the end of its Guarantee Period. For more information about transfers and withdrawals from the Fixed Account, see “Transfers and Withdrawals From the Fixed Account.”
If permitted by your Contract, the Company may discontinue accepting Purchase Payments or transfers into the Fixed Account at any time.
DCA Plus Account — The DCA Plus Account is not available in all states. If it is available in your state, you may allocate all or part of your initial Purchase Payment to the DCA Plus Account, which is part of the Company’s Fixed Account. The rate of Current Interest declared by the Company for the DCA Plus Account will be fixed for the applicable DCA Plus Period, which is a six-month or 12 ‑ month period that begins as of the Valuation Date your Purchase Payment is applied to the DCA Plus Account. If you would like to allocate your initial Purchase Payment to the DCA Plus Account, you must complete a DCA Plus form, which is available upon request. Upon the form, you must select the applicable DCA Plus Period, the Subaccounts to which monthly transfers from the DCA Plus Account will be made, and the percentage to be allocated to each such Subaccount. Transfers from the DCA Plus Account to the Fixed Account are not permitted.
The Company will transfer your Contract Value allocated to the DCA Plus Account to the Subaccounts that you select on a monthly basis over the DCA Plus Period. The Company will effect each transfer on the monthly anniversary of the date that your Purchase Payment is allocated to the DCA Plus Account, and the first such transfer will be made on the first monthly anniversary of that date. The amount of each monthly transfer is found by dividing Contract Value allocated to   the DCA Plus Account by the number of months remaining in the DCA Plus Period. The Company may declare a rate of Current Interest for the DCA Plus Account that differs from the rate declared for the Fixed Account.
You may allocate only Purchase Payments to the DCA Plus Account, and transfers of Contract Value to this account are not permitted under the Contract. Any Purchase Payments allocated to the DCA Plus Account must be made during the DCA Plus Period and will be transferred to the Subaccounts over the months remaining in the DCA Plus Period. The DCA Plus Account is not available if you have purchased the Extra Credit Rider at 3%, 4% or 5% or the 0 ‑ Year or 4 ‑ Year Alternate Withdrawal Charge Rider, or if the DCA Plus Period has expired. You may

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terminate your allocation to the DCA Plus Account by sending a written request to transfer all Contract Value allocated to the DCA Plus Account to one or more of the Subaccounts.
Death Benefit — The death benefit under the Contract will be determined in the same fashion for a Contract that has Contract Value allocated to the Fixed Account as for a Contract that has Contract Value allocated to the Subaccounts. See “Death Benefit.”
Contract Charges — Premium taxes and the account administration, optional rider and withdrawal charges will be the same for Owners who allocate Purchase Payments or transfer Contract Value to the Fixed Account as for those who allocate Purchase Payments or transfer Contract Value to the Subaccounts. For Contract Value that is allocated to the Fixed Account, any optional rider charges are deducted from current interest. The charges for mortality and expense risks and the administration charge will not be assessed against the Fixed Account, and any amounts that the Company pays for income taxes allocable to the Subaccounts will not be charged against the Fixed Account. In addition, you will not pay directly or indirectly the investment advisory fees and other operating expenses of the Underlying Funds to the extent Contract Value is allocated to the Fixed Account; however, you also will not participate in the investment experience of the Subaccounts.
Transfers and Withdrawals from the Fixed Account — You may transfer amounts from the Subaccounts to the Fixed Account and from the Fixed Account to the Subaccounts, subject to the following limitations. Transfers from the Fixed Account are allowed only (1) during the calendar month in which the applicable Guarantee Period expires, (2) pursuant to the Dollar Cost Averaging Option, provided that such transfers are scheduled to be made over a period of not less than six months, and (3) pursuant to the Asset Reallocation Option, provided that, upon receipt of the Asset Reallocation request, Contract Value is allocated among the Fixed Account and the Subaccounts in the percentages selected by the Owner without violating the restrictions on transfers from the Fixed Account set forth in (1) above. Accordingly, if you desire to implement the Asset Reallocation Option, you should do so at a time when Contract Value may be transferred from the Fixed Account to the Subaccounts without violating the restrictions on transfers from the Fixed Account. Once you implement an Asset Reallocation Option, the restrictions on transfers will not apply to transfers made pursuant to the Option.
The minimum amount that you may transfer from the Fixed Account to the Subaccounts is the lesser of (i) $500 or (ii) the amount of Contract Value for which the Guarantee Period expires in the calendar month that the transfer is effected. Transfers of Contract Value pursuant to the Dollar Cost Averaging and Asset Reallocation Options are not currently subject to any minimums. The Company reserves the right to limit the number of transfers permitted each Contract Year to 14 transfers, to suspend transfers and to limit the amount that may be subject to transfers. See “Transfers of Contract Value.”
If Purchase Payments are allocated (except Purchase Payments made pursuant to an Automatic Investment Program), or Contract Value is transferred, to the Fixed Account, any transfers from the Fixed Account in connection with the Dollar Cost Averaging or Asset Reallocation Options will automatically terminate as of the date of such Purchase Payment or transfer. You may reestablish Dollar Cost Averaging or Asset Reallocation by submitting a written request to the Company. However, if for any reason a Dollar Cost Averaging Option is canceled, you may only reestablish the option after the expiration of the next anniversary that corresponds to the period selected in establishing the option.
You may also make full or partial withdrawals to the same extent as if you had allocated Contract Value to the Subaccounts. However, no partial withdrawal request will be processed which would result in the withdrawal of Contract Value from the Loan Account. See “Full and Partial Withdrawals” and “Systematic Withdrawals.” In addition, to the same extent as Owners with Contract Value in the Subaccounts, the Owner of a Contract used in connection with a Qualified Plan may obtain a loan if so permitted under the terms of the Qualified Plan. See “Loans.”
Payments from the Fixed Account — Full and partial withdrawals, loans, and transfers from the Fixed Account may be delayed for up to six months after a request in good order is received by the Company at its Administrative Office. During the period of deferral, interest at the applicable interest rate or rates will continue to be credited to the amounts allocated to the Fixed Account.

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More About the Contract

Ownership — The Owner is the person named as such in the application or in any later change shown in the Company’s records. While living, the Owner alone has the right to receive all benefits and exercise all rights that the Contract grants or the Company allows. The Owner may be an entity that is not a living person such as a trust or corporation referred to herein as “Non‑natural Persons.” See “Federal Tax Matters.”
Joint Owners. The Joint Owners will be joint tenants with rights of survivorship and upon the death of an Owner, the surviving Owner shall be the sole Owner. Any Contract transaction requires the signature of all persons named jointly.
Designation and Change of Beneficiary — The Designated Beneficiary is the person having the right to the death benefit, if any, payable upon the death of the Owner or Joint Owner prior to the Annuity Start Date. The Designated Beneficiary is the first person on the following list who, if a natural person, is alive on the date of death of the Owner or the Joint Owner: the Owner; the Joint Owner; the Primary Beneficiary; the Secondary Beneficiary; the Annuitant; or if none of the above are alive, the Owner’s estate. The Primary Beneficiary is the individual named as such in the application or any later change shown in the Company’s records. The Primary Beneficiary will receive the death benefit of the Contract only if he or she is alive on the date of death of both the Owner and any Joint Owner prior to the Annuity Start Date. Because the death benefit of the Contract goes to the first person on the above list who is alive on the date of death of any Owner, careful consideration should be given to the manner in which the Contract is registered, as well as the designation of the Primary Beneficiary. The Owner may change the Primary Beneficiary at any time while the Contract is in force by written request on forms provided by the Company and received by the Company at its Administrative Office. The change will not be binding on the Company until it is received and recorded at its Administrative Office. The change will be effective as of the date this form is signed subject to any payments made or other actions taken by the Company before the change is received and recorded. A Secondary Beneficiary may be designated. The Owner may designate a permanent Beneficiary whose rights under the Contract cannot be changed without his or her consent.
Reference should be made to the terms of a particular Qualified Plan and any applicable law for any restrictions or limitations on the designation of a Beneficiary. Some qualified plans do not allow the designation of any primary beneficiary other than a spouse unless the spouse consents to such designation and the consent is witnessed by a plan representative or a notary public. Not all Annuity Options will satisfy required minimum distribution rules for every Beneficiary.
Dividends — The Contract does not share in the surplus earnings of the Company, and no dividends will be paid.
Payments from the Separate Account — The Company generally will pay any full or partial withdrawal (including a systematic withdrawal or a withdrawal made to pay the fees of an investment adviser) or death benefit proceeds from the Subaccounts within seven days after a proper request is received at the Company’s Administrative Office. However , the Company can postpone such a payment from the Subaccounts to   the extent permitted under applicable law, which is currently permissible only for any period:
•	During which the NYSE is closed other than customary weekend and holiday closings,
•	During which trading on the NYSE is restricted as determined by the SEC,
•
During which an emergency, as determined by the   SEC, exists as a result of which (i) disposal of securities held by the Separate Account is not reasonably practicable, or (ii) it is not reasonably practicable to determine the value of the assets of the Separate Account, or

•	For such other periods as the SEC may by order permit for the protection of investors.

The Company reserves the right to delay payments of any full or partial withdrawal until all of your Purchase Payment checks have been honored by your bank.
If, pursuant to SEC rules, the Invesco V.I. Government Money Market Fund chooses to suspend payments of redemption proceeds by imposing a temporary “redemption gate,” we will delay payment of any transfer, full or partial withdrawal, or death benefit from the Invesco V.I. Government Money Market Subaccount until the Fund redemption gate has been lifted.

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Proof of Age and Survival — The Company may require proof of age or survival of any person on whose life annuity payments depend.
Misstatements — If you misstate the age or sex of an Annuitant or age of an Owner, the correct amount paid or payable by the Company under the Contract shall be such as the Contract Value would have provided for the correct age or sex (unless unisex rates apply).
Cyber Security and Certain Business Continuity Risks  — Our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, so that our business is potentially susceptible to operational and information security risks resulting from a cyber-attack. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Cyber security risks may also impact the issuers of securities in which the Underlying Funds invest, which may cause the funds underlying your Contract to lose value. There can be no assurance that we or the Underlying Funds or our service providers will avoid losses affecting your Contract due to cyber-attacks or information security breaches in the future.
Cyber-attacks and other disruptive events including, but not limited to, natural disasters and public health crises (like COVID‑19) that affect us, the Underlying Funds, intermediaries and other affiliated or third-party service providers may adversely impact our ability to conduct business, including if our employees or the employees of our service providers are unable or unwilling to perform their responsibilities as a result of any such event, and these disruptions may also impact your Contract Value. For instance, such disruptions may interfere with our processing of Contract transactions, including the processing of orders from our website or with the Underlying Funds, impact our ability to calculate Accumulation Unit values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. In the event of such a disruption, although our employees and the employees of our third-party service providers are able to work remotely, those remote work arrangements may result in our business operations being less efficient than under normal circumstances and could lead to delays in processing Contract transactions, including the processing of orders from Owners. For more information on the risks associated with owning the Contract, see “Principal Risks of Investing in the Contract.”
Loans — If you own a Contract issued in connection with a retirement plan that is qualified under Section 403(b) of the Internal Revenue Code, you may be able to borrow money under your Contract using the Contract Value as the only security for the loan . You may obtain a loan by submitting a proper written request to the Company. A loan must be taken and repaid prior to the Annuity Start Date. Whether you can borrow money will depend on the terms of your Employer’s 403(b) plan or program. If you are permitted, you may obtain a loan by submitting a proper written request to the Company. The minimum loan that may be taken is $1,000. The maximum amount of all loans on all contracts combined is generally equal to the lesser of: (1) $50,000 reduced by the excess of: (a) the highest outstanding loan balance within the preceding 12‑month period ending on the day before the date the loan is made; over (b) the outstanding loan balance on the date the loan is made; or (2) 50% of the Contract Values or $10,000, whichever is greater ($10,000 limit is not available for contracts issued under a 403(b) Plan subject to the Employee Retirement Income Security Act of 1974). For loans issued under plans that are subject to ERISA, the maximum amount of all loans is the lesser of: (1) $50,000 reduced by the excess of: (a) the highest outstanding loan balance within the preceding 12 ‑ month period ending on the day before the date the loan is made; over (b) the outstanding loan balance on the date the loan is made; or (2) 50% of your Contract Value. In any case, the maximum loan balance outstanding at any time may not exceed 80% of Contract Value, and the Company reserves the right to limit to one the number of loans outstanding at any time. The Internal Revenue Code requires aggregation of all loans made to an individual employee under a single employer plan. However , since the Company may have no information concerning outstanding loans with other providers, we may only be able to use information available under annuity contracts issued by us, and you will be responsible for determining your loan limits considering loans from other providers. If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that loans you request comply with applicable tax requirements and to decline requests that are not in compliance. Reference should be made to the terms of   your particular Employer’s Plan or program for any additional loan restrictions.

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Upon receipt by the Company of a written loan application and agreement by the Company and subject to the Company’s approval (which approval or disapproval may be postponed for up to six months after receipt of the loan application), Contract Value in an amount equal to the loan amount is withdrawn from the Subaccounts and/or the Fixed Account proportionately as they are currently invested in the Subaccounts and/or the Fixed Account and transferred into an account called the “Loan Account,” which is an account within the Fixed Account. Amounts allocated to the Loan Account earn 3.0% on an annual basis. The Owner’s Contract must provide a Fixed Account option for the Owner to be eligible to take a loan. See “The Fixed Account” to determine its availability.
Interest will be charged for the loan and will accrue on the loan balance from the effective date of any loan. The loan interest rate will be as declared from time to time by the Company but once a loan has been issued, the Company will not change the loan interest rate. The loan interest amount will never be greater than an amount equal to 5 .16% plus the total charges for riders you have selected. For example, if you selected the Annual Stepped Up Death Benefit Rider with an annual charge of 0.20%, the loan interest rate is guaranteed not to exceed 5.36% (5.16% + 0.20%). The net cost of a loan is the interest rate charged by the Company less the interest rate credited. We are not responsible for determining whether this interest rate is “reasonable” as required by ERISA for loans under ERISA-covered 403(b) plans .
Loans must be repaid within five years, unless the loan is used to acquire your principal residence, in which case the loan must be repaid within 30 years. In either event, your loan must be repaid prior to the Annuity Start Date. You must make loan repayments on at least a quarterly basis, and you may prepay your loan at any time. There is no required minimum payment. You must label each loan payment as such. If not labeled as a loan payment, amounts received by the Company will be treated as Purchase Payments. Upon receipt of a loan payment, the Company will transfer Contract Value from the Loan Account to the Fixed Account and/or the Subaccounts according to your current instructions with respect to Purchase Payments in an amount equal to the amount by which the payment reduces the amount of the loan outstanding.
If you do not make any required loan payment by the end of the calendar quarter following the calendar quarter in which the missed payment was due, the TOTAL OUTSTANDING LOAN BALANCE will be deemed to be in default for tax reporting purposes. The total outstanding loan balance, which includes accrued interest, will be reported as income to the Internal Revenue Service (“IRS”) on form 1099‑R for the year in which the default occurred. The Company may agree to extend these deadlines for late payments within any limits imposed by IRS regulations. This deemed distribution may be subject to a 10% penalty tax, which is imposed upon distributions prior to the Owner attaining age 59½. Once a loan has defaulted, regularly scheduled loan payments will not be accepted by the Company. No new loans will be allowed while a loan is in default. Interest will continue to accrue on a loan in default. Contract Value equal to the amount of the accrued interest may be transferred to the Loan Account. If a loan continues to be in default, the total outstanding balance may be deducted from Contract Value on or after the Contract Owner attains age 59½. The Contract will terminate automatically if the outstanding loan balance of a loan in default equals or exceeds the Withdrawal Value. Contract Value will be used to repay the loan and any applicable withdrawal charges. Because of the adverse tax consequences associated with defaulting on a loan, you should carefully consider your ability to repay the loan and should consult with a tax adviser before requesting a loan.
While the amount to secure the loan is held in the Loan Account, you forego the investment experience of the Subaccounts and the Current Rate of interest on the Fixed Account. The Contract Value at surrender and the death proceeds payable will be reduced by the amount of any outstanding Contract Debt plus accrued interest. Loans, therefore, can affect the Contract Value, and benefits linked to the Contract Value, whether or not the loan is repaid. Outstanding Contract Debt will reduce the amount of proceeds paid upon full withdrawal, upon payment of the death benefit, and upon annuitization. In addition, no partial withdrawal will be processed which would result in the withdrawal of Contract Value from the Loan Account. If a Guaranteed Growth Death Benefit Rider or Guaranteed Minimum Income Benefit Rider is in effect, amounts allocated to the Loan Account will earn the minimum rate of interest guaranteed under the Fixed Account for the purpose of calculating the benefit under any such Rider. Until the loan is repaid, the Company reserves the right to restrict any transfer of the Contract which would otherwise qualify as a transfer permitted in the Internal Revenue Code.
In the event that you elect to exchange your Contract for a contract of another company, you will need to either pay off your loan prior to the exchange or incur tax consequences in that you will be deemed to have received a taxable distribution in the amount of the outstanding loan balance.
You should consult with your tax adviser on the effect of a loan.

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Restrictions on Withdrawals from Qualified Plans — Generally, a Qualified Plan under Code sections 401(a), 403(b) or 457 may not permit for the distribution or withdrawal of amounts accumulated under the Plan until after a fixed number of years, the attainment of a stated age or upon the occurrence of a specific event such as hardship, disability, retirement, death or termination of employment. Therefore, if you own a Contract purchased in connection with one of these Qualified Plans , you may not be entitled to make a full or partial withdrawal (including systematic withdrawals), as described in this Prospectus, unless one of the above-described conditions has been satisfied. For this reason, you should refer to the terms of your particular Qualified Plan, the Internal Revenue Code and other applicable law for any limitation or restriction on distributions and withdrawals, including the 10% penalty tax that may be imposed in the event of a distribution from a Qualified Plan before the participant reaches age 59½. See the discussion under “Tax Penalties.”
Section 403(b) imposes restrictions on certain distributions from tax-sheltered annuity contracts meeting the requirements of Section 403(b). Section 403(b) requires that distributions from Section 403(b) tax-sheltered annuities that are attributable to employee contributions made after December 31, 1988 under a salary reduction agreement begin only after the employee (i) reaches age 59½, (ii) has a severance from employment , (iii) dies, (iv) becomes disabled, or (v) incurs a hardship. Furthermore, distributions of gains attributable to such contributions accrued after December 31, 1988 may not be made on account of hardship. Hardship, for   this purpose, is generally defined as an immediate and heavy financial need, such as paying for medical expenses, the purchase of a residence, paying certain tuition expenses, paying for funeral expenses, paying for casualty losses on your principal residence, or paying amounts needed to avoid eviction or foreclosure that may only be met by the distribution.
If you own a Contract purchased as a tax-sheltered Section 403(b) annuity contract, you will not, therefore, be entitled to make a full or partial withdrawal, as described in this Prospectus, in order to receive proceeds from the Contract attributable to contributions under a salary reduction agreement or any gains credited to such Contract after December 31, 1988 unless one of the above-described conditions has been satisfied. In the case of transfers of amounts accumulated in a different Section 403(b) contract to this Contract under a Section 403(b) program, the withdrawal constraints described above would not apply to the amount transferred to the Contract designated as attributable to the Owner’s December 31, 1988 account balance under the old contract, provided the amounts transferred between contracts qualified as a rollover exchange under the Internal Revenue Code. An Owner of a Contract may be able to transfer the Contract’s Withdrawal Value to certain other investment alternatives meeting the requirements of Section 403(b) that are available under an employer’s Section 403(b) arrangement.
Your particular Qualified Plan or 403(b) plan or program may have additional restrictions on distributions that may also be followed for your Contract. The distribution or withdrawal of amounts under a Contract purchased in connection with a Qualified Plan may result in the receipt of taxable income to the Owner or Annuitant and in some instances may also result in a penalty tax. Therefore, you should carefully consider the tax consequences of a distribution or withdrawal under a Contract and you should consult a competent tax adviser. See “Federal Tax Matters.” If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to   decline requests that are not in compliance. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender or transfer, you consent to the sharing of confidential information about you, the contract, and transactions under the contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.
Restrictions under the Texas Optional Retirement Program — If you are a Participant in the Texas Optional Retirement Program, your Contract is subject to restrictions required under the Texas Government Code. In accordance with those restrictions , you will not be permitted to make withdrawals prior to your retirement, death or termination of employment in a Texas public institution of higher education and may not receive a loan from your Contract.
Federal Tax Matters

Introduction — The Contract described in this Prospectus is designed for use by individuals in retirement plans which may or may not be Qualified Plans under the provisions of the Internal Revenue Code (“Code”). The ultimate effect of federal income taxes on the amounts held under a Contract, on annuity payments, and on the economic

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benefits to the Owner, the Annuitant, and the Beneficiary or other payee will depend upon the type of retirement plan, if any, for which the Contract is purchased , the tax and employment status of the individuals involved and a number of other factors. The discussion contained herein and in the Statement of Additional Information is general in nature and is not intended to be an exhaustive discussion of all questions that might arise in connection with a Contract. It is based upon the Company’s understanding of the present federal income tax laws as currently interpreted by the Internal Revenue Service (“IRS”) as of the date of this Prospectus , and is not intended as tax advice. No representation is made regarding the likelihood of continuation of the present federal income tax laws or of the current interpretations by the IRS or the courts. Future legislation may affect annuity contracts adversely. Moreover, no attempt has been made to consider any applicable state or other laws. Because of the inherent complexity of the tax laws and the fact that tax results will vary according to the particular circumstances of the individual involved and, if applicable, the Qualified Plan, a person should consult with a qualified tax adviser regarding the purchase of a Contract, the selection of an Annuity Option under a   Contract, the receipt of annuity payments under a Contract or any other transaction involving a Contract. The Company does not make any guarantee regarding the tax status of, or tax consequences arising from, any Contract or any transaction involving the Contract.
Tax Status of the Company  and the Separate Account —
General. The Company intends to be taxed as a life insurance company under Part I, Subchapter L of the Code. Because the operations of the Separate Account form a part of the Company, the Company will be responsible for any federal income taxes that become payable with respect to the income of the Separate Account and its Subaccounts.
Charge for the Company’s Taxes. A charge may be made for any federal taxes incurred by the Company that are attributable to the Separate Account, the Subaccounts or to the operations of the Company with respect to the Contract or attributable to payments, premiums, or acquisition costs under the Contract. The Company will review the question of a charge to the Separate Account, the Subaccounts or the Contract for the Company’s federal taxes periodically. Charges may become necessary if, among other reasons, the tax treatment of the Company or of income and expenses under the Contract is ultimately determined to be other than what the Company currently believes it to be, if there are changes made in the federal income tax treatment of variable annuities at the insurance company level, or if there is a change in the Company’s tax status.
Under current laws, the Company may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, the Company reserves the right to charge the Separate Account or the Subaccounts for such taxes, if any, attributable to the Separate Account or Subaccounts.
Diversification Standards. Each Underlying Fund will be required to adhere to regulations adopted by the Treasury Department pursuant to Section 817(h) of the Code prescribing asset diversification requirements for investment companies whose shares are sold to insurance company separate accounts funding variable contracts. Pursuant to these regulations, on the last day of each calendar quarter (or on any day within 30 days thereafter), no more than 55% of the total assets of an Underlying Fund may be represented by any one investment, no more than 70% may be represented by any two investments, no more than 80% may be represented by any three investments , and no more than 90% may be represented by any four investments. For purposes of Section 817(h), securities of a single issuer generally are treated as one investment but obligations of the U.S. Treasury and each U.S. Governmental agency or instrumentality generally are treated as securities of separate issuers. The Separate Account, through the Underlying Funds, intends to comply with the diversification requirements of Section 817(h).
Owner Control. In certain circumstances, owners of Non-Qualified variable annuity contracts may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includable currently in the variable Contract Owner’s gross income. The ownership rights under the Contract are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policy owners were not owners of separate account assets. For example, the Owner has additional flexibility in allocating Purchase Payments and Contract Values. While the Company does not think that such will be the case, these differences could result in an Owner being treated as the owner of a pro rata portion of the assets of the Separate Account. The Company nonetheless reserves the right to modify the Contract, as it deems appropriate, to attempt

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to prevent an Owner from being considered the owner of a pro rata share of the assets of the Separate Account. Moreover, in the event that regulations are adopted or rulings are issued, there can be no assurance that the Underlying Funds will be able to operate as currently described in the Prospectus, or that the Underlying Funds will not have to change their investment objective or investment policies.
Income Taxation of Annuities in General—Non‑Qualified Contracts  — Section 72 of the Code governs the taxation of annuities. In general, a contract owner is not taxed on increases in value under an annuity contract until some form of distribution is made under the contract. However, the increase in value may be subject to tax currently under certain circumstances. See “Contracts Owned by Non-Natural Persons ,” “Diversification Standards ,” and “Owner Control.” Withholding of federal income taxes on all distributions may be required unless a recipient who is eligible elects not to have any amounts withheld and properly notifies the Company of that election.
Withdrawals Prior to the Annuity Start Date. Code Section 72 provides generally that amounts received upon a total or partial withdrawal (including systematic withdrawals or withdrawals made to pay the fees of an investment adviser ) from a Non-Qualified Contract prior to the Annuity Start Date generally will be treated as gross income to the extent that the cash value of the Contract immediately before the withdrawal (determined without regard to any withdrawal charge in the case of a partial withdrawal) exceeds the “investment in the contract.” The “investment in the contract” is that portion, if any, of Purchase Payments paid under a Contract less any distributions received previously under the Contract that are excluded from the recipient’s gross income. The taxable portion is taxed as ordinary income. For purposes of this rule, a pledge or assignment of a contract is treated as a payment received on account of a partial withdrawal of a Contract.

     Amounts distributed from a Contract because of your death or the death of the Annuitant are generally treated as income to the recipient. If distributed in a lump sum, such payments are taxed in the same manner as if the Contract had been surrendered, and if distributed under an Annuity Option, they are taxed in the same manner as annuity payments. For Non-Qualified Contracts, all or a portion of the charges deducted from your Contract Value to pay advisory fees to a financial intermediary may be subject to federal and state income taxes and a 10% federal penalty tax. A tax-free partial exchange may become taxable if an advisory fee is paid from your Contract Value within 180 days of the partial exchange. Consult your tax adviser for advice concerning tax-free partial exchanges. Amounts distributed as loans are generally not taxable, as loans are only permitted for Contracts issued in connection with a retirement plan that is qualified under Section 403(b) of the Internal Revenue Code. Such loan amounts become taxable in the event of default. See “Loans.”
Surrenders. Upon a complete surrender, the receipt is taxable to the extent that the cash value of the Contract exceeds the investment in the Contract. The taxable portion of such payments will be taxed as ordinary income.
Annuity Payments. For fixed annuity payments, the taxable portion of each payment generally is determined by using a formula known as the “exclusion ratio,” which establishes the ratio that the investment in the Contract bears to the total expected amount of annuity payments for the term of the Contract. That ratio is then applied to each payment to determine the non‑taxable portion of the payment. The remaining portion of each payment is taxed at ordinary income rates. For variable annuity payments, the taxable portion of each payment is determined by using a formula known as the “excludable amount,” which establishes the non-taxable portion of each payment. The non-taxable portion is a fixed dollar amount for each payment, determined by dividing the investment in the Contract by the number of payments to be made. The remainder of each variable annuity payment is taxable. Once the excludable portion of annuity payments to date equals the investment in the Contract, the balance of the annuity payments will be fully taxable.
Penalty Tax on Certain Surrenders and Withdrawals . With respect to amounts withdrawn or distributed before the taxpayer reaches age 59½, a penalty tax is imposed equal to 10% of the portion of such amount which is includable in gross income. However, the penalty tax is   not applicable to withdrawals : (i) made on or after the death of the owner (or where the owner is not an individual, the death of the “primary annuitant,” who is defined as the individual the events in whose life are of primary importance in affecting the timing and amount of the payout under the Contract); (ii) attributable to the taxpayer’s becoming totally disabled within the meaning of Code Section 72(m)(7); (iii) which are part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer, or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary; (iv) from certain qualified plans; (v) under a so-called qualified funding asset (as defined in Code Section 130(d)); (vi) under an immediate annuity contract; or (vii) which are purchased by an employer on

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termination of certain types of qualified plans and which are held by the employer until the employee separates from service.
If the penalty tax does not apply to a surrender or withdrawal as a result of the application of item (iii) above, and the series of payments are subsequently modified (other than by reason of death or disability), the tax for the first year in which the modification occurs will be increased by an amount (determined by the regulations) equal to the tax that would have been imposed but for item (iii) above, plus interest for the deferral period, if the modification takes place (a) before the close of the period which is five years from the date of the first payment and after the taxpayer attains age 59½, or (b) before the taxpayer reaches age 59½.
Partial Annuitization. If part of an annuity contract’s value is applied to an annuity option that provides payments for one or more lives and for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals. None of the payment options under the Contract is intended to qualify for this “partial annuitization” treatment and, if you apply only part of the value of the Contract to a payment option, we will treat those payments as withdrawals for tax purposes.
Additional Considerations —
Distribution-at-Death Rules. In order to be treated as an annuity contract, a Non-Qualified contract must provide the following two distribution rules: (a) if any owner dies on or after the Annuity Start Date, and before the entire interest in the Contract has been distributed, the remainder of the owner’s interest will be distributed at least as quickly as   the method in effect on the owner’s death; and (b) if any owner dies before the Annuity Start Date, the entire interest in the Contract must generally be distributed within five years after the date of death, or, if payable to a designated beneficiary, must be annuitized over the life of that designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, commencing within one year after the date of death of the owner. If the sole designated beneficiary is the spouse of the deceased owner, the Contract (together with the deferral of tax on the accrued and future income thereunder ) may be continued in the name of the spouse as owner.
The Contract provides that upon your death, a surviving spouse may have certain continuation rights that he or she may elect to exercise for the Contract’s death benefit and any joint-life coverage under an optional living benefit. All Contract provisions relating to spousal continuation are available only to a person who meets the definition of " spouse " under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Consult a tax adviser for more information on this subject.
Generally, for purposes of determining when distributions must begin under the foregoing rules, where an owner is not an individual, the primary annuitant is considered the owner. In that case, a change in the primary annuitant will be treated as the death of the owner. Finally, in the case of joint owners, the distribution-at-death rules will be applied by treating the death of the first owner as the one to be taken into account in determining generally when distributions must commence, unless the sole Designated Beneficiary is the deceased owner’s spouse.
Gift of Annuity Contracts. Generally, gifts of non‑tax qualified Contracts prior to the Annuity Start Date will trigger tax on the gain on the Contract, with the donee getting a stepped-up basis for the amount included in the donor’s income. The 10% penalty tax and gift tax also may be applicable. This provision does not apply to transfers between spouses or incident to a divorce.
Contracts Owned by Non-Natural Persons. If the Contract is held by a non-natural person (for example, a   corporation) the income on that Contract (generally the increase in net surrender value less the Purchase Payments) is includable in taxable income each year. The rule does not apply where the Contract is acquired by the estate of a decedent, where the Contract is held by certain types of retirement plans, where the Contract is a qualified funding asset for structured settlements, where the Contract is purchased on behalf of an employee upon termination of a qualified plan, and in the case of an immediate annuity. An annuity contract held by a trust or other entity as agent for a natural person is considered held by a natural person.
Multiple Contract Rule. For purposes of determining the amount of any distribution under Code Section 72(e) (amounts not received as annuities) that is includable in gross income, all Non‑Qualified deferred annuity contracts issued by the same insurer to the same contract owner during any calendar year are to be aggregated and treated as one contract. Thus, any amount received under any such contract prior to the contract’s Annuity Start Date, such

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as a partial surrender , dividend, or loan, will be taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts.
In addition, the Treasury Department has broad regulatory authority in applying this provision to prevent avoidance of the purposes of this rule. It is possible that, under this authority, the Treasury Department may apply this rule to amounts that are paid as annuities (on and after the Annuity Start Date) under annuity contracts issued by the same company to the same owner during any calendar year. In this case, annuity payments could be fully taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts and regardless of whether any amount would otherwise have been excluded from income because of the “exclusion ratio” under the contract.
Transfers, Assignments or Exchanges of a Contract. A transfer of ownership of a Contract, the designation of an Annuitant, Payee or other Beneficiary who is not also the Owner, the selection of certain Annuity Start Dates or the exchange of a Contract may result in certain tax consequences to the Owner that are not discussed herein. An Owner contemplating any such transfer, assignment, selection or exchange should contact a competent tax adviser with respect to the potential effects of such a transaction.
Optional Benefit Riders. It is possible that the Internal Revenue Service may take the position that fees deducted for certain optional benefit riders are deemed to be taxable distributions to you. In particular, the Internal Revenue Service may treat fees deducted for the optional benefits as taxable withdrawals, which might also be subject to a tax penalty if withdrawn prior to age 59½. Although we do not believe that the fees associated or any optional benefit provided under the Contract should be treated as taxable withdrawals, you should consult your tax advisor prior to selecting any optional benefit under the Contract.
Withholding. Annuity distributions are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.
Qualified Plans — The Contract may be used with Qualified Plans that meet the requirements of Section 402A, 403(b), 408 or 408A of the Code. If you are purchasing the Contract as an investment vehicle for one of these Qualified Plans, you should consider that the Contract does not provide any additional tax advantage to that already available through the Qualified Plan. However, the Contract does offer features and benefits in addition to providing tax deferral that other investments may not offer, including death benefit protection for your beneficiaries and annuity options which guarantee income for life. You should consult with your financial professional as to whether the overall benefits and costs of the Contract are appropriate considering your circumstances .
The amounts that may be contributed to Qualified Plans are subject to limitations that vary depending on the type of Plan. In addition, early distributions from most Qualified Plans may be subject to penalty taxes, or, for certain plans, could cause the Plan to be disqualified. Furthermore, distributions from most Qualified Plans are subject to certain minimum distribution rules. Failure to comply with these rules could subject the Owner or Annuitant to penalty taxes. As a result, the minimum distribution rules may limit the availability of certain Annuity Options to certain Annuitants and their beneficiaries. These requirements may not be incorporated into the Company’s Contract administration procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contract comply with applicable law.
The following are brief descriptions of the various types of Qualified Plans and the use of the Contract therewith:
Section 403(b). Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts, and, subject to certain limitations, to exclude the amount of Purchase Payments from gross income for tax purposes. The Contract may be purchased in connection with a Section 403(b) annuity plan.
Section 403(b) annuities must generally be provided under a plan which meets certain minimum participation, coverage, and nondiscrimination requirements. Each employee’s interest in a retirement plan qualified under Code Section 403(b) must generally be distributed or begin to be distributed not later than April 1 of the calendar year following the later of the calendar year in which the employee reaches age 72 (70½ if the employee reached age 70½ before January 1, 2020) or retires (“required beginning date”). Periodic distributions must not extend beyond the life of the employee or the lives of the employee and a designated beneficiary (or over a period extending beyond the life expectancy of the employee or the joint life expectancy of the employee and a designated beneficiary). Not all Annuity Options will satisfy minimum distribution rules for every designated beneficiary .
If an employee dies before reaching his or her required beginning date, the employee’s entire interest in the plan must generally be distributed beginning before the close of the calendar year following the year of the

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employee’s death to a designated beneficiary over the life of the beneficiary (or over a period not extending beyond the life expectancy of the beneficiary ). If the designated beneficiary is the employee’s surviving spouse, distributions may be delayed until the employee would have reached age 72 ( 70 ½ if the employee reached age 70½ before January 1, 2020). Please note that for employees who die on or after January 1, 2020, most non-spouse Beneficiaries will no longer be able to satisfy these rules by “stretching” payouts over their lifetimes. Instead, the Beneficiaries will have to take their post death distributions within ten years. Certain exceptions apply to “eligible designated beneficiaries,” which include disabled and chronically ill individuals, individuals who are note more than ten years younger than the deceased individual, and children who have not reached the age of majority. Employees and Beneficiaries should consult a tax advisor if they may be affected by these changes .
If an employee dies after reaching his or her required beginning date, the employee’s interest in the plan must generally be distributed at least as rapidly as under the method of distribution in effect at the time of the employee’s death.
A Section 403(b) annuity contract may be purchased with employer contributions, employee contributions or a combination of both. An employee’s rights under a Section 403(b) contract attributable to employee contributions must be nonforfeitable. The contribution limit is similar to the limits on contributions to qualified retirement plans and depends upon, among other things, whether the annuity contract is purchased with employer or employee contributions.
Amounts used to purchase Section 403(b) annuities generally are excludable from the taxable income of the employee. As a result, all distributions from such annuities are normally taxable in full as ordinary income to the employee. However, employee salary reduction contributions can be made to certain 403(b) annuities on an after-tax basis. See Roth 403(b) below.
A Section 403(b) annuity contract must prohibit the distribution of employee contributions (including earnings thereon) until the employee: (i) attains age 59½, (ii) has a   severance from employment; (iii) dies; (iv) becomes disabled; or (v) incurs a financial hardship (earnings may not be distributed in the event of hardship). Additional restrictions may be imposed by a particular 403(b) Plan or program.
Distributions from a Section 403(b) annuity contract may be eligible for a tax-free rollover to another eligible retirement plan, including an individual retirement account or annuity (IRA). See “Rollovers.”
If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. By requesting a surrender or transfer, you consent to the sharing of confidential information about you, the Contract, and transactions under the Contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.
Roth 403(b). Employees eligible to make elective salary reduction contributions to a 403(b) annuity contract may designate their elective contributions as “Roth contributions” under Code Section 402A, if the employer agrees to treat the contributions as Roth contributions under the employer’s 403(b) plan. Roth contributions may be made to the Contract.
Unlike regular or “traditional” 403(b) contributions, which are made on a pre‑tax basis, Roth contributions are made after-tax and must be reported by the employer as currently taxable income of the employee. The employee must specifically designate the contributions as Roth contributions at the time they are made. Roth contributions are always full vested.
Although Roth contributions are made on an after-tax basis, if they are held in the Contract until certain conditions are met, a contract distribution may be a “qualifying distribution” and the income that is earned on the contributions will never be subject to federal income taxes. If a distribution is not qualifying, the income earned on the Roth contributions is subject to federal income taxes when distributed.
Roth contributions may be made up to the same elective contribution limits that apply to a traditional 403(b) contract. If the employee makes elective contribution to both types of contracts, the one contribution limit will apply to the total of all contributions, both Roth and traditional. Other types of employer contributions, such as matching contributions or non-elective contributions , cannot be made to a Roth contract or account, although they may be made to other accounts in the plan or program.
Roth contributions are held in a separate Roth account in the Contract and separate records are kept for earnings in the Roth account. Although amounts in a Roth account are subject to the same distribution restrictions, loan limits, and required minimum distribution rules as traditional 403(b) contributions (including lifetime required

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minimum distributions), the Company may impose special rules on distributions from Roth accounts and may restrict or forbid loans from Roth accounts.
If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. See “Section 403(b).”
Distributions from a Roth 403(b) qualified account may be eligible for a tax-free rollover to another eligible retirement plan, including a Roth IRA. See “Rollovers.”
Section 408. Traditional Individual Retirement Annuities. Section 408 of the Code permits eligible individuals to establish individual retirement programs through the purchase of Individual Retirement Annuities (“traditional IRAs”). The Contract may be purchased as an IRA. The IRAs described in this section are called “traditional IRAs” to distinguish them from “Roth IRAs,” which are described below.
IRAs are subject to limitations on the amount that may be contributed, the persons who may be eligible and on the time when distributions must commence. Depending upon the circumstances of the individual, contributions to a traditional IRA may be made on a deductible or non‑deductible basis. IRAs may not be transferred, sold, assigned, discounted or pledged as collateral for a loan or other obligation. The annual premium for an IRA may not be fixed and may not exceed (except in the case of a rollover contribution) the lesser of 100% of the individual’s taxable compensation or $ 6 ,000 (for 2021).
Any refund of premium must be applied to the payment of future premiums or the purchase of additional benefits. If an individual is age 50 or over, the individual may make an additional catch-up contribution to a traditional IRA of $1,000 for each tax year. However, if   the individual is covered by an employer-sponsored retirement plan, the amount of IRA contributions the individual may deduct in a year may be reduced or eliminated based on the individual’s adjusted gross income for the year ($ 105,000 to $125 ,000 for a married couple filing a joint return and $ 66,000 to $76 ,000 for a single taxpayer in 2021 ). If the individual’s spouse is covered by an employer-sponsored retirement plan but the individual is not, the individual may be able to deduct those contributions to a traditional IRA; however, the deduction will be reduced or eliminated if the adjusted gross income on a joint return is between $ 198 ,000 and $ 208 ,000 (for 2021). Nondeductible contributions to traditional IRAs must be reported to the IRS in the year made on Form 8606.
Sale of the Contract for use with IRAs may be subject to special requirements imposed by the Internal Revenue Service. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the Internal Revenue Service or other appropriate agency, and will have the right to revoke the Contract under certain circumstances. See the IRA Disclosure Statement that accompanies this Prospectus.
In general, traditional IRAs are subject to minimum distribution requirements similar to those applicable to retirement plans qualified under Section 403(b) of the Code; however, the required beginning date for traditional IRAs is generally April 1 following the calendar year that the contract owner reaches age 72 ( 70 ½ for contract owners who reached age 70½ before January 1, 2020)— the contract owner’s retirement date, if any,   will not affect his or her required beginning date. See “Section 403(b).” Distributions from IRAs are generally taxed under Code Section 72. Under these rules, a portion of each distribution may be excludable from income. The amount excludable from the individual’s income is the amount of the distribution that bears the same ratio as the individual’s nondeductible contributions bears to the expected return under the IRA.
Distributions from a traditional IRA may be eligible for a tax-free rollover to any kind of eligible retirement plan, including another traditional IRA. A distribution of non‑deductible contributions or other after-tax amounts from a traditional IRA may be eligible to be rolled over to another traditional IRA. See “Rollovers.”
The IRS has not reviewed the Contract for qualification of an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as the provision in the Contract comports with IRA qualification requirements.
Section 408A. Roth IRAs. Section 408A of the Code permits eligible individuals to establish a Roth IRA. The Contract may be purchased as a Roth IRA. Regular contributions may be made to a Roth IRA up to the same contribution limits that apply to traditional IRA contributions. The regular contribution limits are phased out for taxpayers with $ 125 ,000 to $ 140 ,000 in adjusted gross income for 2021 ($198 ,000 to $208,000 for married filing joint returns). Also the taxable balance in a traditional IRA may be rolled over or converted into a Roth IRA. Distributions from Roth 403(b) plans can be rolled over to a Roth IRA regardless of income.
Regular contributions to a Roth IRA are not deductible , and rollovers and conversions from other retirement plans are taxable when completed , but withdrawals that meet certain requirements are not subject to federal

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income tax on either the original contributions or any earnings. However, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before 59½ (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made. Rollovers of Roth contributions were already taxed when made and are not generally subject to tax when rolled over to a Roth IRA. Sale of the Contract for use with Roth IRAs may be subject to special requirements imposed by the Internal Revenue Service. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the Internal Revenue Service or other appropriate agency, and will have the right to revoke the Contract under certain requirements. Unlike a traditional IRA, Roth IRAs are not subject to minimum required distribution rules during the contract owner’s lifetime. Generally, however, the amount remaining in a Roth IRA after the contract owner’s death must begin to be distributed by the end of the first calendar year after death, and made in amounts that satisfy IRS required minimum distribution regulations. Beginning with deaths occurring on or after January 1, 2020, subject to certain exceptions, most non-spouse beneficiaries must now complete distributions within ten years of the contract owner’s death.
Rollovers. A “rollover” is the tax-free transfer of a distribution from one “eligible retirement plan” to another. Distributions which are rolled over are not included in the employee’s gross income until some future time.
If any portion of the balance to the credit of an employee in a Section 403(b) or other eligible retirement plan (other than Roth sources) is paid in an “eligible rollover distribution” and the payee transfers any portion of the amount received to an “eligible retirement plan,” then the amount so transferred is not includable in income. Also, pre-tax distributions from an IRA may be rolled over to another kind of eligible retirement plan. An “eligible rollover distribution ” generally means any distribution that is not one of a series of periodic payments made for the life of the distributee or for a specified period of at least ten years. In addition, a required minimum distribution, death distributions (except to a surviving spouse), and certain corrective distributions, will not qualify as an eligible rollover distribution. A rollover must be made directly between plans or indirectly within 60 days after receipt of the distribution.
For an employee (or employee's spouse or former spouse as beneficiary or alternate payee), an “eligible retirement plan” will be another Section 403(b) plan, a qualified retirement plan, or a traditional individual retirement account or annuity described in Code Section 408. For a non-spouse beneficiary, an “eligible retirement plan” is an IRA established by the direct rollover. For a Roth 403(b) account, a rollover, including a direct rollover , can only be made to a Roth IRA or to the same kind of account in another plan (such as a Roth 403(b) to a Roth 403(b), but not a Roth 403(b) to a Roth 401(k)). Anyone attempting to rollover Roth 403(b) contributions should seek competent tax advice. Additionally, a rollover for a Roth IRA can only be made to another Roth IRA.
A Section 403(b) plan must provide a participant receiving an eligible rollover distribution, the option to have the distribution transferred directly to another eligible retirement plan.
Only one indirect rollover may be made from an IRA, including traditional IRAs, Roth IRAs, SIMPLE-IRAs and SEP-IRAs, to another IRA in a 12 month period. The 12 month period begins on the date the IRA distribution is received. If a second indirect rollover is made during the 12 month period, the transaction may have adverse tax consequences. This rollover limitation does not apply to direct rollovers or a rollover between a retirement plan and an IRA.
Tax Penalties. Premature Distribution Tax.  Distributions from a 403(b) plan or IRA before the participant reaches age 59½ are generally subject to an additional tax equal to 10% of the taxable portion of the distribution. The 10% penalty tax does not apply to distributions: (i) made on or after the death of the employee; (ii)  attributable to the employee’s disability; (iii) which are part of a series of substantially equal periodic payments made (at least annually) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and a designated beneficiary and (except for IRAs) which begin after the employee terminates employment ; (iv) made to an employee after termination of employment after reaching age 55; (v) made to pay for certain medical expenses; (vi) that are exempt withdrawals of an excess contribution; (vii) that are rolled over or transferred in accordance with Code requirements; (viii) made as a qualified reservist distribution; (ix) that are transferred pursuant to a decree of divorce or separate maintenance or written instrument incident to such a decree ; or (x) made in connection with the birth or adoption of a child, in limited circumstances .
The exception to the 10% penalty tax described in item (iv) above is not applicable to IRAs. However, distributions from an IRA to unemployed individuals can be made without application of the 10% penalty tax to pay

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health insurance premiums in certain cases. There are two additional exceptions to the 10% penalty tax on withdrawals from IRAs before age 59½: withdrawals made to pay “qualified” higher education expenses and withdrawals made to pay certain “eligible first-time home buyer expenses.” There may be additional exceptions to the 10% penalty tax (e.g., certain disaster relief distributions.)
Minimum Distribution Tax. If the amount distributed from a Qualified Contract is less than the minimum required distribution for the year, the participant is subject to a 50% tax on the amount that was not properly distributed. The value of any enhanced death benefits or other optional contract provisions such as the Guaranteed Minimum Income Benefit may need to be taken into account when calculating the minimum required distribution. Consult a tax advisor.
Withholding. Periodic distributions (e.g., annuities and installment payments) from a Qualified Contract that will last for a period of ten or more years are generally subject to voluntary income tax withholding. The amount withheld on such periodic distributions is determined at the rate applicable to wages. The recipient of a periodic distribution may generally elect not to have withholding apply.
Eligible rollover distributions from a Qualified Plan (other than IRAs) are generally subject to mandatory 20% income tax withholding. However, no withholding is imposed if the distribution is transferred directly to another eligible retirement plan. Nonperiodic distributions from an IRA are subject to income tax withholding at a flat 10% rate. The recipient of such a distribution may elect not to have withholding apply.
The above description of the federal income tax consequences of the different types of Qualified Plans which may be funded by the Contract offered by this Prospectus is only a brief summary and is not intended as tax advice. The rules governing the provisions of Qualified Plans are extremely complex and often difficult to comprehend. Anything less than full compliance with the applicable rules, all of which are subject to change, may have adverse tax consequences. An Owner considering adoption of a Qualified Plan and purchase of a Contract in connection therewith should first consult a qualified and competent tax adviser, with regard to the suitability of the Contract as an investment vehicle for the Qualified Plan.
Other Tax Considerations —
Federal Estate , Gift, and Generation-Skipping Transfer Taxes. While no attempt is being made to discuss the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.
Under certain circumstances, the Code may impose a “generation skipping transfer tax” (“GST”) when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require the Company to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.
The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.
Annuity Purchases by Nonresident Aliens and Foreign Corporations. The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Additional withholding may occur with respect to entity purchasers (including foreign corporations, partnerships, and trusts) that are not U.S. residents. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.
Foreign Tax Credits. We may benefit from any foreign tax credits attributable to taxes paid by certain Funds to foreign jurisdictions to the extent permitted under Federal tax law.
Medicare Tax.  Distributions from non-qualified annuity contracts are considered “ investment income” for purposes of the Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to

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some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts . Please consult a tax advisor for more information.
Annuity Purchases by Residents of Puerto Rico. The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.
Other Information

Voting of Underlying Fund Shares — The Company is the legal owner of the shares of the Underlying Funds held by the Subaccounts. The Company will exercise voting rights attributable to the shares of each Underlying Fund held in the Subaccounts at any regular and special meetings of the shareholders of the Underlying Funds on matters requiring shareholder voting. In accordance with its view of presently applicable law, the Company will exercise its voting rights based on instructions received from persons having beneficial interest in corresponding Subaccounts. However, if the 1940 Act or any regulations thereunder should be amended, or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote the shares of the Underlying Funds in its own right, it may elect to do so.
The person having the voting interest under a Contract is the Owner. Unless otherwise required by applicable law, the number of shares of a particular Underlying Fund as to which voting instructions may be given to the Company is determined by dividing your Contract Value in the corresponding Subaccount on a particular date by the net asset value per share of the Underlying Fund as of the same date. Fractional votes will be counted. The number of votes as to which voting instructions may be given will be determined as of the same date established by the Underlying Fund for determining shareholders eligible to vote at the meeting of the Underlying Fund. If required by the SEC, the Company reserves the right to determine in a different fashion the voting rights attributable to the shares of the Underlying Funds . Voting instructions may be cast in person or by proxy .
It is important that each Owner provide voting instructions to the Company because we vote all Underlying Fund shares proportionately in accordance with instructions received from Owners. This means that the Company will vote shares for which no timely voting instructions are received in the same proportion as those shares for which we do receive voting instructions. As a result, a small number of Owners may control the outcome of a vote. The Company will also exercise the voting rights from assets in each Subaccount that are not otherwise attributable to Owners, if any, in the same proportion as the voting instructions that are received in a timely manner for all Contracts participating in that Subaccount.
Changes to Investments — The Company reserves the right, subject to compliance with the law as   then in effect, to make additions to, deletions from, or combinations of the securities that are held by the Separate Account or any Subaccount or   that the Separate Account or any Subaccount may purchase. In addition, the Company reserves the right to substitute shares of any or all of the Underlying Funds in accordance with applicable law. In all cases, the Company will send you notice. For instance, the Company may seek to substitute shares of Underlying Funds should they no longer be available for investment, or if the Company’s management believes further investment in shares of any Underlying Fund should become inappropriate in view of the purposes of the Contract . The Company may substitute shares of an Underlying Fund with the shares of another Underlying Fund or the shares of a fund not currently offered under the Contract. Substituted fund shares may have higher fees and expenses. The Company may also purchase, through the Subaccount, other securities for other classes of contracts, or permit a conversion between classes of contracts on the basis of requests made by Owners. The Company further reserves the right to close any Subaccount to future allocations.
The Company also reserves the right to establish additional Subaccounts of the Separate Account that would invest in a new Underlying Fund or in shares of another investment company, a series thereof, or other suitable investment vehicle. The Company may establish new Subaccounts in its sole discretion, and will determine whether to make any new Subaccount available to existing Owners. The Company may also eliminate or combine one or more Subaccounts to all or only certain classes of Owners if, in its sole discretion , marketing, tax, or investment conditions so warrant.

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The Company also reserves the right, subject to any required regulatory approvals, to transfer assets of the Separate Account or any Subaccount to another separate account or Subaccount.
In the event of any such substitution or change, the Company may, by appropriate endorsement, make such changes in these and other contracts as may be necessary or appropriate to reflect such substitution or change. If the Company believes it to be in the best interests of persons having voting rights under the Contract, the Separate Account may be operated as a management investment company under the 1940 Act or any other form permitted by law. The Separate Account may be deregistered under the 1940 Act in the event such registration is no longer required, or it may be combined with other separate accounts of the Company or an affiliate thereof. Subject to compliance with applicable law, the Company also may establish a committee, board, or other group to manage one or more aspects of the operation of the Separate Account.
Changes to Comply with Law and Amendments  — The Company reserves the right, without the consent of Owners, to suspend sales of the Contract as presently offered and to make any change to the provisions of the Contract to comply with, or give Owners the benefit of, any federal or state statute, rule, or regulation, including but not limited to requirements for annuity contracts and retirement plans under the Internal Revenue Code and regulations thereunder or any state statute or regulation.
Reports to Owners — The Company will send you annually a statement setting forth a summary of the transactions that occurred during the year, and indicating the Contract Value as of the end of each year. In addition, the statement will indicate the allocation of Contract Value among the Fixed Account and the Subaccounts and any other information required by law. The Company will also send confirmations upon Purchase Payments, transfers, loans, loan repayments, and full and partial withdrawals. The Company may confirm certain transactions on a quarterly basis rather than at the time they occur . These transactions include purchases under an Automatic Investment Program, transfers under the Dollar Cost Averaging and Asset Reallocation Options, systematic withdrawals and annuity payments.
The shareholder reports for Underlying Funds available under your Contract will no longer be sent by mail, effective January 1, 2021, unless you specifically request paper copies of the reports from the Company. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and available online at https://dfinview.com/SecurityBenefit/TAHD/814121489?site=PSBL .
You may elect to receive all future reports in paper free of charge. You can inform the Company that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-888-2461. Your election to receive reports in paper will apply to all Underlying Funds available under your Contract.
Electronic Privileges — If the Electronic Privileges section of the application or the proper form has been completed, signed, and received at the Company’s Administrative Office, you may (1) request a transfer of Contract Value and make changes in your Purchase Payment allocation and to an existing Dollar Cost Averaging or Asset Reallocation Option by telephone; (2) request a transfer of Contract Value electronically via facsimile; and (3) request transfer of Contract Value through the Company’s Internet web site. If you elect Electronic Privileges, you automatically authorize your financial representative to make transfers of Contract Value and changes in your Purchase Payment allocation or Dollar Cost Averaging or Asset Reallocation Option , on your behalf.
Any telephone or electronic device, whether it is the Company’s, yours, your service provider’s, or your registered representative’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent the Company’s processing of your transfer request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances . If you are experiencing problems, you should make your transfer request by writing to our Administrative Office.
The Company has established procedures to confirm that instructions communicated by telephone are genuine and will not be liable for any losses due to fraudulent or unauthorized instructions provided it complies with its procedures. The Company’s procedures require that any person requesting a transfer by telephone provide the account number and the Owner’s tax identification number and such instructions must be received on a recorded line. The Company reserves the right to deny any telephone transfer request. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations ) or are otherwise unavailable, you may not be able to request transfers by telephone and would have to submit written requests.
By authorizing telephone transfers, you authorize the Company to accept and act upon telephonic instructions for transfers involving your Contract. There are risks associated with telephone transactions that do not occur if a

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written request is submitted. Anyone authorizing or making telephone requests bears those risks. You agree that neither the Company, any of its affiliates, nor any Underlying Fund, will be liable for any loss, damages, cost, or expense (including attorneys’ fees) arising out of any telephone requests; provided that the Company effects such request in accordance with its procedures. As a result of this policy on telephone requests, you bear the risk of loss arising from the telephone transfer privilege. The Company may discontinue, modify, or suspend the telephone transfer privilege at any time.
State Variations — This Prospectus and the Statement of Additional Information describe all materials terms and features of the Contract including material state variations. If you would like to review a copy of your Contract and its endorsements and riders, if any, contact the Company’s Administrative Office.
Legal Proceedings — The Company and its subsidiaries , like other life insurance companies, may be involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, the Company believes that at the present time there are no legal proceedings pending or threatened to which the Company, the Separate Account, or SDL is a party that are reasonably likely to materially affect the Separate Account or the Company’s ability to meet its obligations under the Contract, or SDL’s ability to perform its contract with the Separate Account.
Legal Matters — Chris Swickard , Esq., Associate General Counsel of the Company, has passed upon legal matters in connection with the issue and sale of the Contract described in this Prospectus, the Company’s authority to issue the Contract under Kansas law, and the validity of the forms of the Contract under Kansas law.
Sale of the Contract  —
Principal Underwriter. The Company has entered into a principal underwriting agreement with its subsidiary, SDL, for the distribution and sale of the Contract. SDL’s home office is located at One Security Benefit Place, Topeka, Kansas 66636‑0001. SDL , a wholly-owned subsidiary of the Company, is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA.
SDL does not sell the Contract directly to purchasers. The Contract is offered to the public through registered representatives of broker-dealers that have entered into selling agreements with the Company and SDL for the sale of the Contract ( collectively , “Selling Broker-Dealers”). Registered representatives must be licensed as insurance agents by applicable state insurance authorities and appointed as agents of the Company in order to sell the Contract. The Company pays commissions to Selling Broker-Dealers through SDL . During fiscal years 2020, 2019 , and 2018 , the commission amounts paid to SDL in connection with all Contracts sold through the Separate Account were $ 1,348,138, $2,274,574 , and $ 2,435,279, respectively. The Company, on behalf of SDL, pays commissions to Selling Broker-Dealers for their sales , and SDL does not retain any portion of commissions it receives as principal underwriter for the Contract. However, the Company (or an affiliate) pays some or all of SDL’s operating and other expenses, including the following sales expenses: compensation and bonuses for SDL’s management team, compensation and benefits for SDL’s registered representatives, advertising expenses, and other expenses of distributing the Contract. The Company does not pay commissions to financial intermediaries who receive advisory fees from Contract owners because such intermediaries receive compensation in connection with the Contract in the form of those advisory fees .
Selling Broker-Dealers. The Company pays commissions to all Selling Broker-Dealers in connection with the promotion and sale of the Contract according to one or more schedules. A portion of any payments made to Selling Broker-Dealers may be passed on to their registered representatives in accordance with their internal compensation programs. Commissions and other incentives or payments described below are not charged directly to Owners or the Separate Account. The Company uses its corporate assets to pay commissions and other costs of distributing the Contract. Commissions and other incentives or payments described below are not charged directly to Owners or the Separate Account. The Company intends to recoup commissions and other sales expenses through fees and charges deducted under the Contract (including any profit from the mortality and expense risk charge or other fees and charges imposed under the Contract) or from its General Account.
Compensation Paid to All Selling Broker-Dealers. The Company pays commissions as a percentage of initial and subsequent Purchase Payments at the time it receives them, as a percentage of Contract Value on an ongoing basis, or a combination of both. While the amount and timing of commissions may vary depending on the

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selling agreement, the Company does not expect commissions to exceed 6.5% of aggregate Purchase Payments (if compensation is paid as a percentage of Purchase Payments) and /or 1. 0% annually of average Contract Value (if compensation is paid as a percentage of Contract Value). The Company also pays non-cash compensation in connection with the sale of the Contract, including conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items.
The registered representative who sells you the Contract typically receives a portion of the compensation the Company pays to his or her Selling Broker-Dealer, depending on the agreement between the Selling Broker-Dealer and your registered representative and the Selling Broker-Dealer’s internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. Ask your registered representative for further information about what he or she and the Selling Broker-Dealer for whom he or she works may receive in connection with your purchase of a Contract.
Additional Compensation Paid to Selected Selling Broker-Dealers. In addition to the commissions and non-cash compensation described above , the Company pays additional compensation to selected Selling Broker-Dealers. These payments include : (1) trail commissions or persistency payments, which are periodic payments based on contract values of the Company’s variable insurance contracts (including Contract Values of the Contract) or other persistency standards; (2) preferred status fees (which may be in the form of a higher percentage of ordinary commission) paid to obtain preferred treatment of the Contract in Selling Broker-Dealers’ marketing programs, including enhanced marketing services and increased access to their registered representatives; (3) one-time bonus payments for their participation in sales promotions with regard to the Contract; (4) periodic bonus payments calculated as a percentage of the average contract value of the Company’s variable insurance contracts (including the Contract) sold by the Selling Broker-Dealer during the calendar year of payment; (5)  sponsorship of or reimbursement of industry conference fees paid to help defray the costs of sales conferences and educational seminars put on by the Selling Broker- Dealers ; and (6)  reimbursement of Selling Broker-Dealers for expenses incurred by the Selling Broker-Dealer or its registered representatives in connection with client seminars or similar prospecting activities conducted to promote sales of the Contract.
The following list sets forth the names of the top ten Selling Broker-Dealers that received additional compensation from the Company in 2020 in connection with the sale of its variable annuity contracts, variable life insurance policies, and other insurance products (including the Contract): OFG Financial Services, Inc., GWN Securities, Inc., Securities America Inc., Lincoln Investment PLNG, LLC, Cetera Advisor Networks, LLC, LPL Financial Corporation, ~~Cetera Advisor Networks, LLC,~~  PlanMember Securities Corporation, Royal Alliance Associates, Inc., Sagepoint Financial Inc., ~~Securities America Inc.,~~  and ~~Advanced Advisor  Group,  LLC~~ ACA/Prudent Investors Plan Corp ~~,~~ .
These additional compensation arrangements are not offered to all Selling Broker-Dealers and the terms of such arrangements and the payments made thereunder can differ substantially among Selling Broker-Dealers. The payments may be significant and may be calculated in different ways by different Selling Broker-Dealers. These arrangements are designed to specially encourage the sale of the Company’s products (and/or its affiliates’ products) by such Selling Broker-Dealers. The prospect of receiving, or the receipt of, additional compensation may provide Selling Broker-Dealers and/or their registered representatives with an incentive to favor sales of the Contract over other variable annuity contracts (or other investments) with respect to which a Selling Broker-Dealer does not receive additional compensation, or receives lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Contract. Ask your registered representative for further information about what he or she and the Selling Broker-Dealer for whom he or she works may receive in connection with your purchase of a Contract.
Additional Information

Registration Statement — A Registration Statement of which this Prospectus is a part has been filed with the SEC relating to the offering described in this Prospectus. This Prospectus does not include all the information included in the Registration Statement, certain portions of which, including the Statement of Additional Information, have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be obtained at the SEC’s principal office in Washington, DC, upon payment of any of the SEC’s prescribed fees and may also be obtained for free from the SEC’s web site ( http://www.sec.gov ). You may also obtain the Statement of Additional Information by writing the Company at One Security Benefit Place, Topeka, Kansas 66636 or by calling 1‑800‑888‑2461. The

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Statement of Additional Information is also available online at https://dfinview.com/SecurityBenefit/TAHD/814121489?site=PSBL .
Financial Statements — You can find financial statements for Security Benefit Life Insurance Company and Subsidiaries and the Separate Account in the Statement of Additional Information, which is available online at https://dfinview.com/SecurityBenefit/TAHD/814121489?site=PSBL . To receive a copy of the Statement of Additional Information free of charge , call your investment professional or contact us at 1-800-888-2461.
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APPENDIX A
Underlying Funds Available Under the Contract

The following is a list of Underlying Funds available under the Contracts. More information about the Underlying Funds is available in the prospectuses for the Underlying Funds, which may be amended from time to time and can be found online at https://dfinview.com/SecurityBenefit/TAHD/814121489?site=PSBL . You can also request this information at no cost by calling us at 1-800-888-2461 or by sending an email request SBLProspectusRequests@securitybenefit.com .
The current expenses and performance information below reflect fee and expenses of the Underlying Funds, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Underlying Fund’s past performance is not necessarily an indication of future performance. Updated performance information is available online at https://securitybenefit.se2.com/#53&RID=5&prodID=13&prodCat=VA .

Investment Type	Fund Adviser/Sub-Adviser	Current Expense [1]	Average Annual Total Returns (as of 12/31/2020)
			1 Year	5 Year	10 Year
Mid Cap Value	American Century VP Mid Cap Value – Class II Adviser: American Century Investment Management, Inc.	1.16%	1.11%	9.19%	10.27%
Large Cap Growth	American Century VP Ultra ® – Class II Adviser: American Century Investment Management, Inc.	1.16%	49.55%	22.72%	17.68%
Large Cap Value	American Century VP Value – Class II Adviser: American Century Investment Management, Inc.	1.13%	0.83%	8.67%	9.57%
Specialty-Sector	BNY Mellon IP Technology Growth – Service Class Adviser: BNY Mellon Investment Adviser, Inc.	1.03%	69.57%	25.58%	17.35%
Large Cap Growth	ClearBridge Variable Aggressive Growth – Class II Adviser: Legg Mason Partners Fund Advisor, LLC Sub-Adviser: ClearBridge Investments, LLC	1.05%	17.73%	9.47%	12.69%
Small Cap Growth	ClearBridge Variable Small Cap Growth – Class I Adviser: Legg Mason Partners Fund Advisor, LLC Sub-Adviser: ClearBridge Investments, LLC	0.81%	43.26%	19.84%	15.92%
Balanced/Asset Allocation	Franklin Income VIP Fund – Class 2 Adviser: Franklin Advisers, Inc.	0.73%	0.69%	6.94%	5.98%
Global Equity	Franklin Mutual Global Discovery VIP Fund – Class 2 Adviser: Franklin Mutual Advisers, LLC	1.22%	(4.46%)	5.14%	6.27%
Small Cap Value	Franklin Small Cap Value VIP Fund – Class 2 Adviser: Franklin Mutual Advisers, LLC	0.93%	5.19%	10.77%	9.20%
Multi Cap Value	Guggenheim VIF All Cap Value Adviser: Security Investors, LLC	1.21%	1.88%	9.67%	9.13%
Specialty	Guggenheim VIF Alpha Opportunity Adviser: Security Investors, LLC	3.98%	0.27%	0.90%	4.87%
High Yield Bond	Guggenheim VIF High Yield Adviser: Security Investors, LLC	1.38%	4.64%	6.95%	5.44%
Large Cap Value	Guggenheim VIF Large Cap Value Adviser: Security Investors, LLC	1.09%	2.21%	9.63%	9.21%
Specialty	Guggenheim VIF Long Short Equity Adviser: Security Investors, LLC	1.73%	4.93%	2.19%	2.89%

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Investment Type	Fund Adviser/Sub-Adviser	Current Expense[1]	Average Annual Total Returns (as of 12/31/2020)
			1 Year	5 Year	10 Year
Balanced/Asset Allocation	Guggenheim VIF Managed Asset Allocation Adviser: Security Investors, LLC	1.11%	12.59%	9.51%	8.17%
Specialty	Guggenheim VIF Multi-Hedge Strategies Adviser: Security Investors, LLC	1.91%	7.39%	2.01%	2.38%
Small Cap Value	Guggenheim VIF Small Cap Value Adviser: Security Investors, LLC	1.29%	(0.97)%	6.84%	7.17%
Mid Cap Value	Guggenheim VIF SMid Cap Value Adviser: Security Investors, LLC	1.22%	4.30%	10.64%	8.46%
Large Cap Blend	Guggenheim VIF StylePlus Large Core Adviser: Security Investors, LLC	1.38%	18.78%	14.85%	12.60%
Large Cap Growth	Guggenheim VIF StylePlus Large Growth Adviser: Security Investors, LLC	1.45%	37.87%	20.27%	15.31%
Mid Cap Growth	Guggenheim VIF StylePlus Mid Growth Adviser: Security Investors, LLC	1.39%	32.10%	17.14%	13.68%
Small Cap Growth	Guggenheim VIF StylePlus Small Growth Adviser: Security Investors, LLC	1.67%	31.82%	15.59%	13.10%
Intermediate Term Bond	Guggenheim VIF Total Return Bond Adviser: Security Investors, LLC	0.92%	14.21%	6.59%	5.47%
Global Equity	Guggenheim VIF World Equity Income Adviser: Security Investors, LLC	1.20%	6.65%	8.59%	6.31%
Mid Cap Value	Invesco V.I. American Value – Series II Adviser: Invesco Advisers, Inc.	1.40%	5.33%	8.85%	8.20%
Large Cap Value	Invesco V.I. Comstock – Series II Adviser: Invesco Advisers, Inc.	1.01%	(1.09%)	8.30%	9.18%
Intermediate Term Bond	Invesco V.I. Core Bond – Series II Adviser: Invesco Advisers, Inc.	1.19%	9.43%	4.88%	4.93%
Mid Cap Growth	Invesco V.I. Discovery Mid Cap Growth – Series II Adviser: Invesco Advisers, Inc.	1.11%	40.24%	19.09%	15.62%
Balanced/Asset Allocation	Invesco V.I. Equity and Income – Series II Adviser: Invesco Advisers, Inc.	0.83%	9.65%	8.61%	8.29%
Specialty-Sector	Invesco V.I. Global Real Estate – Series I Adviser: Invesco Advisers, Inc. Sub-Adviser: Invesco Asset Management Limited	1.04%	(12.32%)	3.15%	4.96%
Money Market	Invesco V.I. Government Money Market – Series II Adviser: Invesco Advisers, Inc.	0.73%	0.21%	0.70%	0.36%
Government Bond	Invesco V.I. Government Securities – Series II Adviser: Invesco Advisers, Inc.	0.92%	5.97%	2.92%	2.52%
Specialty-Sector	Invesco V.I. Health Care – Series I Adviser: Invesco Advisers, Inc.	0.98%	14.46%	9.43%	13.09%
International Equity	Invesco V.I. International Growth – Series II Adviser: Invesco Advisers, Inc.	1.17%	13.74%	8.55%	6.46%

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Investment Type	Fund Adviser/Sub-Adviser	Current Expense[1]	Average Annual Total Returns (as of 12/31/2020)
			1 Year	5 Year	10 Year
Mid Cap Blend	Invesco Main Street Mid Cap Fund – Series II Adviser: Invesco Advisers, Inc.	1.19%	8.94%	9.33%	7.55%
Small Cap Blend	Invesco V.I. Main Street Small Cap Fund – Series II Adviser: Invesco Advisers, Inc.	1.16%	19.63%	12.59%	11.85%
Mid Cap Growth	Janus Henderson VIT Enterprise – Service Class Adviser: Janus Capital Management, LLC	0.97%	19.18%	17.92%	14.97%
Large Cap Growth	Janus Henderson VIT Research – Service Class Adviser: Janus Capital Management, LLC	0.85%	32.58%	17.38%	14.38%
International Equity	MFS ® VIT II Research International – Service Class Adviser: Massachusetts Financial Services Company	1.23%	12.71%	9.34%	5.71%
Balanced/Asset Allocation	MFS ® VIT Total Return – Service Class Adviser: Massachusetts Financial Services Company	0.96%	9.52%	8.58%	8.07%
Specialty-Sector	MFS ® VIT Utilities – Service Class Adviser: Massachusetts Financial Services Company	1.04%	5.62%	11.10%	8.93%
Emerging Markets	Morgan Stanley VIF Emerging Markets Equity – Class II Adviser: Morgan Stanley Investment Management, Inc. Sub-Adviser: Morgan Stanley Investment Management Company	1.55%	14.36%	10.18%	2.98%
Large Cap Blend	Neuberger Berman AMT Sustainable Equity – Class S Adviser: Neuberger Berman Investment Advisers LLC	1.18%	19.28%	12.78%	11.40%
Specialty	PIMCO VIT All Asset – Administrative Class Adviser: Pacific Investment Management Company LLC Sub-Adviser: Research Affiliates	1.375%	8.01%	7.95%	4.65%
Specialty-Sector	PIMCO VIT CommodityRealReturn Strategy – Administrative Class Adviser: Pacific Investment Management Company LLC	1.38%	1.35%	2.67%	(5.39%)
Emerging Markets Bond	PIMCO VIT Emerging Markets Bond – Advisor Class Adviser: Pacific Investment Management Company LLC	1.20%	6.60%	7.64%	5.22%
International Bond	PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged) – Administrative Class Adviser: Pacific Investment Management Company LLC	0.94%	5.56%	4.77%	5.28%
Short Term Bond	PIMCO VIT Low Duration – Administrative Class Adviser: Pacific Investment Management Company LLC	0.69%	2.99%	2.01%	1.79%
Inflation-Protected Bond	PIMCO VIT Real Return – Administrative Class Adviser: Pacific Investment Management Company LLC	0.84%	10.59%	4.20%	2.59%
Small Cap Blend	Royce Micro-Cap – Investment Class Adviser: Royce & Associates, LP	1.29%	24.50%	11.64%	5.20%
High Yield Bond	Western Asset Variable Global High Yield Bond – Class II Adviser: Legg Mason Partners Fund Advisor, LLC Sub-Adviser: Western Asset Management Company, LLC; Western Asset Management Company Limited (London); and Western Asset Management Company Pte. Ltd. (Singapore)	1.10%	7.12%	7.92%	5.56%
1   Certain Investment Portfolios and their investment advisers have entered into temporary expense reimbursement and/or fee waivers. Please see the Investment Portfolios’ prospectuses for additional information regarding these arrangements

A-3

Optional Rider Investment Restrictions

Rider	Investment Restrictions	Investment Allocation Impact on Crediting Rate
Extra Credit at 4%	Fixed Account not available as an investment option.
0-Year or 4-Year Alternate Withdrawal Charge	Fixed Account not available as an investment option.
Guaranteed Minimum Income Benefit at 5%	N/A
The Company will credit a maximum rate of 4% for amounts allocated to the Invesco V.I. Government Money Market Subaccount, the Fixed Account and the Loan Account. All other investments will be credited at 5%.

6% Dollar for Dollar Guaranteed Minimum Income Benefit (formerly Dollar for Dollar Living Benefit)	N/A
The Company will credit a maximum rate of 3% for amounts allocated to the Invesco V.I. Government Money Market Subaccount, the PIMCO Low Duration Subaccount, the Fixed Account and the Loan Account. All other investments will be credited at 6%.

Guaranteed Growth Death Benefit	N/A
If you elected this benefit at 5%, 6% or 7%, the Company will credit a maximum rate of 4% for amounts allocated to the Invesco V.I. Government Money Market Subaccount, the Fixed Account and Loan Account. All other investments will be credited at the rate you selected.

6% Dollar for Dollar Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit (formerly the Dollar for Dollar Combination Benefit)	N/A
The Company will credit a maximum rate of 3% for amounts allocated to the Invesco V.I. Government Money Market Subaccount, the PIMCO Low Duration Subaccount, the Fixed Account and the Loan Account. All other investments will be credited at 6%.

Extra Credit at 3% or 5%	Fixed Account not available as an investment option.	N/A

A-4

APPENDIX B
Riders Available for Purchase   Only   Prior   to   February 1, 2010

Guaranteed Minimum Income Benefit (This   rider was available for purchase ONLY prior to February 1, 2010) — This rider makes available a minimum amount for the purchase of a fixed Annuity (“Minimum Income Benefit”). The Minimum Income Benefit is equal to Purchase Payments and any Credit Enhancements and Bonus Credits, net of any premium tax, less an adjustment for withdrawals, increased at an annual effective rate of interest of 3% or 5%, as elected in the application. (If you elected the Guaranteed Minimum Income Benefit at 5%, please note that the Company will credit a maximum rate of 4% for amounts allocated to the Invesco V.I. Government Money Market Subaccount , the Fixed Account and the Loan Account ; however, you will still pay the Rider charge applicable to the 5% rate.) Any amounts allocated to the Loan Account, however, will only earn the Guaranteed Rate.
In crediting interest, the Company takes into account the timing of when each Purchase Payment and withdrawal occurred and accrues such interest until the earlier of: (1) the Annuity Start Date, or (2) the Contract Anniversary following the oldest Annuitant’s 80th birthday . In the event of a withdrawal, the Minimum Income Benefit is reduced as of the date of the withdrawal by a percentage found by dividing the withdrawal amount, including any withdrawal charges, by Contract Value immediately prior to the withdrawal.
You may apply the Minimum Income Benefit, less any applicable premium tax and pro rata account administration charge, to purchase a fixed Annuity within 30 days of any Contract Anniversary following the 10th Contract Anniversary. You may apply the Minimum Income Benefit to purchase only a fixed Annuity under Option 2, life income with a 10 ‑ year period certain, or Option 4B, joint and last survivor with a 10 ‑ year period certain. See the discussion of Options 2 and 4 under “Annuity Options.” The Annuity rates for this rider are based upon the 1983(a) mortality table with mortality improvement under Projection Scale  G and an interest rate of 2½%. This rider was available only if the age of the Owner at the time the Contract is issued was age 79 or younger.
Example 1. How the Guaranteed Minimum Income Benefit Increases with Purchase Payments and Interest .
Assume:
(i)	The Owner purchases the Contract with the Guaranteed Minimum Income Benefit at 5%.
(ii)	The initial Purchase Payment is $100,000.
(iii)	No Contract Value is allocated to the Invesco V.I. Government Money Market or Fixed Account.
(iv)	There are no outstanding loans on the Contract.
At the time the Contract is issued, the Minimum Income Benefit is $100,000. 191 days after Contract issue, the Owner adds a Purchase Payment of $50,000 to the Contract. As a result of interest accrued over the 191 days since the initial Purchase Payment, immediately prior to the $50,000 Purchase Payment, the Minimum Income Benefit has increased to $102,586, calculated as follows:
Initial Purchase Payment x (1 + Effective Annual Interest Rate)^Time Elapsed Since Initial Purchase Payment
$100,000 x ((1 + .05) (191/365) )
$100,000 x (1.05 (191/365) ) = $102,586
After the $50,000 Purchase Payment, the Minimum Income Benefit is $152,586 ($102,586 + $50,000).
Example 2. How the Guaranteed Minimum Income Benefit Decreases as a Result of Withdrawals .
Continuing from Example 1, the Owner takes a withdrawal of $15,000 a little over a year (377 days) after the $50,000 Purchase Payment. The Contract Value prior to the withdrawal is $150,000 and the Minimum Income Benefit prior to the withdrawal is $160,472.50 ($152,586 x 1.05 (377/365) ). After the withdrawal, the Minimum Income Benefit decreases as follows:

B-1

Minimum Income Benefit prior to withdrawal x (1 - (Withdrawal amount / Contract Value prior to Withdrawal))
$160,472.50 x (1 - ($15,000 / $150,000)
$160,472.50 x (1 - .10)
$160,472.50 x .90 = $144,425.25
After the $15,000 withdrawal, the Contract Value is $135,000 ($150,000 - $15,000), and the Minimum Income Benefit is $144,425.25.
Example 3. How the Minimum Income Benefit is used at Annuitization.
Continuing from Example 2, the Owner decides to annuitize the Contract 20 days after the 10th Contract Anniversary. Approximately 3,104 days have elapsed since the last withdrawal of $15,000. The Owner has taken no other withdrawals and added no additional Purchase Payments to the Contract. The Owner chooses Annuity Option 2 and monthly annuity payments. At the time of annuitization, the year is 2020, and the Owner, a male, is age 72. The guaranteed rate per thousand for the 5% Guaranteed Minimum Income Benefit assuming life with 10 year period certain for a male aged 72 in 2020 is $5.65. As a result of accrued interest, the Minimum Income Benefit at the time of annuitization is $218,695.20 ($144,425.25 x (1.05 (3104/365) )). The guaranteed monthly annuity payment is calculated as follows:
(Minimum Income Benefit at Annuitization / $1,000) x Applicable guaranteed rate per thousand
($218,695.20 / $1,000) x $5.65
$218.70 x $5.65 = $1,235.63
Example 4. How Advisory Fee Withdrawals Reduce the Guaranteed Minimum Income Benefit .
Continuing from Example 3, 191 days after the Contract Date, a $1,000 advisory fee is withdrawn from the Contract. Prior to the withdrawal, the Contract Value is $100,000. Assume no Credit Enhancements or Bonus Credits are applicable. At the time the Contract is issued, the initial Guaranteed Minimum Income Benefit is $100,000. Immediately prior to the withdrawal of the advisory fee, the Guaranteed Minimum Income Benefit would have grown to $102,586 ($100,000 x 1.05^ (191/365) ). After the advisory fee is withdrawn, the reduction to the Guaranteed Minimum Income Benefit is calculated as follows:
Guaranteed Minimum Income Benefit Prior to Withdrawal x (1 - (Advisory Fee Withdrawal Amount / Contract Value)) =
$102,586 x (1 - ($1,000 / $100,000)) =
$102,586 x (1 - .01) = $101,560.14
After the advisory fee withdrawal, the Contract Value is $99,000 ($100,000 - $1000) and the Guaranteed Minimum Income Benefit is $101,560.14.
6% Dollar for Dollar Guaranteed Minimum Income Benefit (formerly Dollar for Dollar Living Benefit) (This rider was available for purchase ONLY prior to February 1, 2010) — This rider, like the Guaranteed Minimum Income Benefit Rider, makes available a minimum amount for the purchase of a fixed Annuity (“Minimum Income Benefit”); provided, however, that there are differences in the terms of the riders, including the annual effective rate of interest and the manner in which withdrawals affect the Minimum Income Benefit under each rider. You may never need to rely upon the Minimum Income Benefit, which should be viewed as a payment “floor.”
The Minimum Income Benefit under this rider is equal to Purchase Payments received during the three-year period that starts on the Contract Date, plus any Credit Enhancements and/or Bonus Credits applied in connection with those Purchase Payments, less any premium tax, and less an adjustment for withdrawals, increased at an annual effective rate of interest of 6%. Please note that the Company will credit a maximum rate of 3% for amounts allocated to the Invesco V.I. Government Money Market Subaccount, the Fixed Account, the PIMCO Low Duration Subaccount and the Loan Account; however, you will still pay the full rider charge. To the extent that you allocate Purchase Payments or transfer Contract Value to the Invesco V.I. Government Money Market Subaccount, the Fixed Account, the PIMCO Low Duration Subaccount or the Loan Account, you will not receive the benefit of an

B-2

annual effective interest rate of 6% in determining the Minimum Income Benefit. The Company may add new Subaccounts in the future that will earn only the 3% rate in calculating the Minimum Income Benefit. Any such Subaccounts will be disclosed in this Prospectus.
Under this rider, you may withdraw up to a specified amount each Contract Year (the “Annual Limit”), without a proportional reduction in the Minimum Income Benefit. If you purchased this rider when you purchased the Contract, the Annual Limit initially was equal to 6% of the initial Purchase Payment, not including any Credit Enhancement and/or any Bonus Credits. If you purchased this rider on a Contract Anniversary, the Annual Limit initially was equal to 6% of Contract Value. The Annual Limit will remain the same each Contract Year, unless you make additional Purchase Payments after the purchase date of the rider or make a withdrawal that, on its own or together with other withdrawals in that Contract Year, exceeds the Annual Limit immediately prior to the withdrawal.
The Company increases the Annual Limit in an amount equal to 6% of any Purchase Payment that is added subsequent to the purchase date of the rider. The Company reduces the Annual Limit if you make a withdrawal in a Contract Year that, on its own or together with other withdrawals in that Contract Year, exceeds the Annual Limit. In that event, the Company will reduce the Annual Limit by a percentage that is found by dividing (a) over (b) where (a) is the amount of the withdrawal that exceeds the Annual Limit, and (b) is the amount of Contract Value immediately prior to the withdrawal, reduced by that portion of the withdrawal, if any, that was not in excess of the Annual Limit. The Annual Limit as last adjusted in a Contract Year is the new Annual Limit for subsequent Contract Years, subject to adjustment for Purchase Payments made subsequent to adjusting the Annual Limit or aggregate withdrawals in a Contract Year that exceed the new Annual Limit. Any portion of the Annual Limit that is not withdrawn during a Contract Year may not be carried over for withdrawal in a subsequent Contract Year.
In crediting interest to determine the Minimum Income Benefit, the Company takes into account the timing of when each Purchase Payment and withdrawal occurs and accrues the applicable annual effective rate of interest until the earlier of: (1) the Annuity Start Date, or (2) the Contract Anniversary following the oldest Annuitant’s 80th birthday .
In the event of a withdrawal that does not exceed the Annual Limit, the Minimum Income Benefit is reduced as of the date of the withdrawal by the exact dollar amount of the withdrawal, which for purposes of the rider includes any applicable withdrawal charges, any Credit Enhancement forfeitures and any premium tax charges. In the event of a withdrawal that exceeds the Annual Limit, the Minimum Income Benefit is first reduced by any portion of the withdrawal that does not exceed the Annual Limit and is then further reduced by a percentage found by dividing the amount of the withdrawal that exceeds the Annual Limit, by the amount of Contract Value immediately prior to the withdrawal, reduced by that portion of the Withdrawal, if any, that was not in excess of the Annual Limit.
Beginning on the tenth anniversary of the purchase date of the rider, you may apply the Minimum Income Benefit, less any applicable premium tax and pro rata account administration charge, to purchase a fixed Annuity under: (1) Annuity Option 2, (2) Annuity Option 4B, or (3) the Alternate Benefit, as discussed below. You may purchase a fixed Annuity under Option 2 or Option 4B within the 30 ‑ day period following any Contract Anniversary that occurs on or after the 10th anniversary of the purchase date of the rider. A fixed Annuity under Option 2 provides annuity payments that will be made during the lifetime of the Annuitant with a 10 ‑ year period certain, and under Option 4B provides annuity payments that will be made as long as either Annuitant is living with a 10 ‑ year period certain. See the discussion of Option 2 and Option   4B under “Annuity Options.” The Annuity rates under the rider for those Options are based upon the 1983(a) mortality table with mortality improvement under Projection Scale  G and an interest rate of 2%.
The Owner may elect an Alternate Benefit, which provides for fixed Annuity payments on a monthly, quarterly, semiannual or annual basis for a period of 15 years. The Alternate Benefit is available only on the tenth anniversary of the rider purchase date and shall not be available thereafter. Any election of the Alternate Benefit is made by providing written notice of such election to the Company within the 30 ‑ day period following the tenth anniversary of the purchase date of the rider. Annuity payments under the Alternate Benefit are equal to the amount determined by dividing the Minimum Income Benefit on the Annuity Start Date, less any applicable premium tax and any pro rata account administration charge, by the total number of payments, as set forth in the table below (the total number of payments is based upon whether the Owner elects monthly, quarterly, semiannual or annual payments):

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Payment Frequency	Total Number of Payments
Monthly	180
Quarterly	60
Semiannual	30
Annual	15

The Company guarantees that the Alternate Benefit shall be at least equal to an amount determined by applying the Minimum Income Benefit on the Annuity Start Date, less any applicable premium tax and any pro rata account administration charge, to Annuity Option 7 with a 15 ‑ year period certain, calculated without reference to the terms of the rider (see the discussion of Option 7 under “Annuity Options”).
The Alternate Benefit is calculated without reference to Annuity rates and represents the return of your Minimum Income Benefit on the Annuity Start Date, less any applicable premium tax and any pro rata account administration charge, over a period of 15 years without crediting interest on that amount.
If the Owner annuitizes the Contract before the tenth anniversary of the purchase date of the rider or at any time thereafter other than within the 30 ‑ day period following a Contract Anniversary, the Minimum Income Benefit is not available. The Owner is not required to use this Rider to receive Annuity Payments. However, the Company will not refund charges paid for this rider if the Owner annuitizes outside of its terms and conditions.
This rider was available only if the age of the Annuitant at the time the rider was issued was 79 or younger.
Please note that this rider may not be appropriate for you if you plan on taking withdrawals in excess of the Annual Limit because such excess withdrawals may   significantly reduce or eliminate the value of the Guaranteed Minimum Income Benefit. If you have a qualified contract, you may be required to take minimum distributions from the Contract during your lifetime. If your required minimum distribution amount exceeds your Annual Limit, you will have to withdraw more than the Annual Limit to avoid the imposition of a 50% excise tax, causing a proportional reduction in the Guaranteed Minimum Income Benefit.
Example 1. How the 6% Dollar for Dollar Guaranteed Minimum Income Benefit   Increases with Purchase Payments and Interest .
Assume:
(i)	The Owner purchases the Contract with the 6% Dollar for Dollar Guaranteed Minimum Income Benefit.
(ii)	The initial Purchase Payment is $100,000.
(iii)	No Contract Value is allocated to the Invesco V.I. Government Money Market, the PIMCO Low Duration Subaccount, or the Fixed Account.
(iv)	The Owner does not purchase a credit enhancement rider.
(v)	No Bonus Credits are applicable.
(vi)	There are no outstanding loans on the Contract.
At the time the Contract is issued, the Minimum Income Benefit is $100,000, and the Annual Limit is $6,000 ($100,000 x 6%). 99 days after Contract issue, the Owner adds a Purchase Payment of $50,000 to the Contract. As a result of interest accrued over the 99 days since the initial Purchase Payment, immediately prior to the $50,000 Purchase Payment, the Minimum Income Benefit has increased to $101,593, calculated as follows:
Initial Purchase Payment x (1 + Effective Annual Interest Rate)^Time Elapsed Since Initial Purchase Payment
$100,000 x ((1 + .06) (99/365) ) =
$100,000 x (1.06 (99/365) ) = $101,593

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The increase in the Annual Limit is calculated as follows:
Annual Limit prior to Purchase Payment + (Purchase Payment x 6%)
$6,000 + ($50,000 x 6%) =
$6,000 + $3,000 = $9,000
After the $50,000 Purchase Payment, the Minimum Income Benefit is $151,593 ($101,593 + $50,000), and the Annual Limit is $9,000.
Example 2. How the 6% Dollar for Dollar Guaranteed Minimum Income Benefit Decreases as a Result of a Withdrawal .
Continuing from Example 1, the Owner takes a withdrawal  of $19,000 a little over a year (376 days) after the $50,000 Purchase Payment. The Contract Value prior to the withdrawal is $159,000 and the Minimum Income Benefit prior to the withdrawal is $160,971 ($151,593 x 1.06 (376/365) ). After the withdrawal, the Minimum Income Benefit decreases as follows:
(Minimum Income Benefit prior to withdrawal – Remaining Annual Limit) x (1 - (Amount of withdrawal in excess of the Annual Limit / Contract Value prior to withdrawal Remaining Annual Limit)))
($160,971 - $9,000) x (1 - ($19,000 - $9,000) / ($159,000 - $9,000)) =
$151,971 x (1 - ($10,000 / $150,000)) = $141,839.60
The decrease in the Annual Limit is calculated as follows:
Annual Limit prior to withdrawal x (1 - (Amount of withdrawal in excess of Annual Limit / (Contract Value prior to withdrawal - Remaining Annual Limit)))
$9,000 x (1 - ($19,000 - $9,000) / ($159,000 - $9,000))
$9,000 x (1 - ($10,000 / $150,000)) = $8,400
After the $19,000 withdrawal, the Contract Value is $140,000 ($159,000 - $19,000), the Minimum Income Benefit is $141,839.60, and the Annual Limit is $8,400.
Example 3. How the 6% Dollar for Dollar Guaranteed Minimum Income Benefit is used at Annuitization.
Continuing from Example 2, the Owner decides to annuitize the Contract 20 days after the 10th Contract Anniversary. Approximately 3,197 days have elapsed since the last withdrawal of $19,000. The Owner has taken no other withdrawals and added no additional Purchase Payments to the Contract. The Owner chooses Annuity Option 2 and monthly annuity payments. At the time of annuitization, the year is 2020, and the Owner, a male, is age 72. The guaranteed rate per thousand for the 6% Guaranteed Minimum Income Benefit assuming life with 10 year period certain for a male aged 72 in 2020 is $5.39. As a result of accrued interest, the Minimum Income Benefit at the time of annuitization is $236,292.07 ($141,839.60 x (1.06 (3197/365) )). The guaranteed monthly annuity payment is calculated as follows:
(Minimum Income Benefit at Annuitization / $1,000) x Applicable guaranteed rate per thousand
($236,292.07 / $1,000) x $5.39 =
$236.29 x $5.39 = $1,273.61
Example 4. How Advisory Fee Withdrawals Reduce the 6% Dollar for Dollar Guaranteed Minimum Income Benefit .
Continuing from Example 3, 99 days after the Contract Date, a $1,000 advisory fee is withdrawn from the Contract. Prior to the withdrawal, the Contract Value is $100,000. At the time the Contract is issued, the initial Guaranteed Minimum Income Benefit is $100,000. Immediately prior to the withdrawal of the advisory fee, the Guaranteed Minimum Income Benefit would have grown to $101,593 ($100,000 x 1.06^ (99/365) ). Assume there

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have been no other fees or withdrawals taken during the Contract Year. Thus, the $1,000 advisory fee is less than the remaining Annual Limit of $6,000. As a result of the advisory fee withdrawal, the Guaranteed Minimum Income Benefit is reduced dollar for dollar as follows:
Guaranteed Minimum Income Benefit Prior to Withdrawal - Advisory Fee Withdrawal Amount =
$101,593 - $1,000 = $100,593
The remaining Annual Limit is also reduced dollar for dollar by the amount of the advisory fee withdrawal.  Thus, after the advisory fee withdrawal, the remaining Annual Limit is $5,000 ($6,000 - $1,000) and the Guaranteed Minimum Income Benefit is $100,593.
Guaranteed Growth Death Benefit (This rider was available for purchase ONLY prior to February 1, 2010) — This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:
1.	The sum of all Purchase Payments (not including any Credit Enhancements or Bonus Credits), less any withdrawals and withdrawal charges;
2.	The Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company; or
3.	The Guaranteed Growth Death Benefit.
The Guaranteed Growth Death Benefit is an amount equal to Purchase Payments and any Credit Enhancements and/or Bonus Credits, net of any Premium tax, less an adjustment for withdrawals, increased at an annual effective rate of interest of 3%, 5%, 6% or 7% (6% and 7% are not available to Texas residents), as elected in the application . (If you elect the Guaranteed Growth Death Benefit at 5%, 6% or 7%, please note that the Company will credit a maximum rate of 4% for amounts allocated to the Invesco V.I. Government Money Market Subaccount , the Fixed Account and Loan Account ; however, you will still pay the Rider charge applicable to the rate you have selected.) In crediting interest, the Company takes into account the timing of when each Purchase Payment and withdrawal occurred. The Company accrues such interest until the earliest of: (1) the Annuity Start Date; (2) the Contract Anniversary following the oldest Owner’s 80th birthday; (3) the date due proof of the Owner’s death and instructions regarding payment are received; or (4) the six-month anniversary of the Owner’s date of death. In the event of a withdrawal, the Guaranteed Growth Death Benefit is reduced as of the date of the withdrawal by a percentage found by dividing the withdrawal amount, including any withdrawal charges, by Contract Value immediately prior to the withdrawal.
The amount of the Guaranteed Growth Death Benefit shall not exceed an amount equal to 200% of Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), net of premium tax and any withdrawals, including withdrawal charges.
If an Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner’s death, the death benefit will be Contract Value, as set forth in item 2 above.
This rider was available only if the age of the Owner at the time the Contract was issued was age 79 or younger. See the discussion under “Death Benefit.”
Example 1. How the Guaranteed Growth Death Benefit   Increases with Purchase Payments and Interest . Assume:
(i)	The Owner purchases the Contract with the Guaranteed Minimum Income Benefit at 5%.
(ii)	The initial Purchase Payment is $100,000.
(iii)	No Contract Value is allocated to the Invesco V.I. Government Money Market or the Fixed Account.
(iv)	The Owner does not purchase a credit enhancement rider.

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(v)	There are no applicable Bonus Credits.
(vi)	There are no outstanding loans on the Contract.
At the time the Contract is issued, the Guaranteed Growth Death Benefit is $100,000, and the Guaranteed Growth Death Benefit cap is 200% of Purchase Payments or $200,000. 191 days after Contract issue, the Owner adds a Purchase Payment of $50,000 to the Contract. As a result of interest accrued over the 191 days since the initial Purchase Payment, immediately prior to the $50,000 Purchase Payment, the Guaranteed Growth Death Benefit has increased to $102,586, calculated as follows:
Initial Purchase Payment x (1 + Effective Annual Interest Rate)^Time Elapsed Since Initial Purchase Payment
$100,000 x (1 + .05 (191/365) ) =
$100,000 x (1.05 (191/365) ) = $102,586
The Guaranteed Growth Death Benefit increases as a result of the Purchase Payment:
Guaranteed Growth Death Benefit prior to Purchase Payment + Purchase Payment
$102,586 + $50,000 = $152,586
The Guaranteed Growth Death Benefit cap also increases as a result of the Purchase Payment:
Guaranteed Growth Death Benefit cap prior to Purchase Payment + (Purchase Payment x 200%)
$200,000 + ($50,000 x 200%)
$200,000 + $100,000 = $300,000
Following the $50,000 Purchase Payment, the Guaranteed Growth Death Benefit is $152,586, and the Guaranteed Growth Death Benefit cap is $300.000.
Example 2. How the Guaranteed Growth Death Benefit   Decreases as a Result of a Withdrawal .
Continuing from Example 1, the Owner takes a withdrawal of $15,000 a little over a year (377 days) after the $50,000 Purchase Payment. The Contract Value prior to the withdrawal is $150,000 and the Guaranteed Growth Death Benefit prior to the withdrawal is $160,472.50 ($152,586 x 1.05 (377/365) ). After the withdrawal, the Guaranteed Growth Death Benefit decreases as follows:
Guaranteed Growth Death Benefit prior to withdrawal x (1 - (Withdrawal amount / Contract Value prior to Withdrawal))
$160,472.50 x (1 - ($15,000 / $150,000) =
$160,472.50 x (1 - .10) =
$160,472.50 x .90 = $144,425.25
The Guaranteed Growth Death Benefit cap also decreases as a result of the withdrawal:
(Cumulative Purchase Payments - Cumulative withdrawals) x 200%
($150,000 - $15,000) x 200%
$135,000 x 200% = $270,000
After the $15,000 withdrawal, the Contract Value is $135,000 ($150,000 - $15,000), the Guaranteed Growth Death Benefit is $144,425.25, and the Guaranteed Growth Death Benefit cap is $270,000.
Example 3. How the Guaranteed Growth Death Benefit applies at Death .
Continuing from Example 2, 439 days after the $15,000 withdrawal, the Company receives due proof of death. At the time of death, the Contract Value is $150,000. The amount payable at death would be the greatest of

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(1) the sum of all Purchase Payments, less any withdrawals and withdrawal charges (in this case, $135,000); (2) the Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company (in this case, $150,000); or (3) the Guaranteed Growth Death Benefit (in this case, $153,154 ($144,425.25 x 1.05 (439/365) ). Thus, $153,154 is the amount that would be paid.
Example 4. How Advisory Fee Withdrawals Reduce the Guaranteed Growth Death Benefit .
Continuing from Example 3, 191 days after the Contract Date, a $1,000 advisory fee is withdrawn from the Contract. Prior to the withdrawal, the Contract Value is $100,000. At the time the Contract is issued, the initial Guaranteed Growth Death Benefit is $100,000. Immediately prior to the withdrawal of the advisory fee, the Guaranteed Growth Death Benefit would have grown to $102,586 ($100,000 x 1.05^ (191/365) ). After the advisory fee is withdrawn, the reduction to the Guaranteed Growth Death Benefit is calculated as follows:
Guaranteed Growth Death Benefit Prior to Advisory Fee Withdrawal x (1 - (Advisory Fee Withdrawal Amount / Contract Value)) =
$102,586 x (1 - ($1,000 / $100,000)) =
$102,586 x (1 - .01) = $101,560.14
At the time of Contract issue, the Guaranteed Growth Death Benefit cap is equal to 200% of Purchase Payments or $200,000. After the advisory fee withdrawal, the cap decreases to $198,000 ($200,000 - ($1,000 x 200%)).
Combined Annual Stepped Up and Guaranteed Growth Death Benefit (This rider was available for purchase ONLY prior to February 1, 2010) — This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:
1.	The sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less any withdrawals and withdrawal charges;
2.	The Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company;
3.	The Annual Stepped Up Death Benefit (as described above); or
4.	The Guaranteed Growth Death Benefit at 5% (as described above).
If an Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner’s death, the death benefit will be as set forth in item 2 above.
This rider was available only if the age of the Owner at the time the Contract was issued was age 79 or younger. See the discussion under “Death Benefit.”
Example 1. How the Combined Annual Stepped Up and Guaranteed Growth Death Benefit Works .
Assume:
(i)	The Owner purchases the Contract with the Combined Annual Stepped Up and Guaranteed Growth Death Benefit.
(ii)	The Owner is age 60 when the Contract is purchased.
(iii)	The initial Purchase Payment is $100,000.
(iv)	The Owner takes no withdrawals between Contract issue and death.

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At the time of Contract issue, the Annual Stepped Up Death Benefit is $100,000 (the Purchase Payment), the Guaranteed Growth Death Benefit at 5% is $100,000 (the Purchase Payment), and the Guaranteed Growth Death Benefit cap is 200% or $200,000.
Due to positive market performance, the Contract Value on the first Contract Anniversary is $125,000. The Annual Stepped Up Death Benefit increases to $125,000, the Guaranteed Growth Death Benefit increases to $105,000 ($100,000 x (1.05 (365/365) )), and the Guaranteed Growth Death Benefit cap remains unchanged at $200,000.
Due to negative market performance, the Contract Value on the second Contract Anniversary is $98,000. The Annual Stepped Up Death Benefit remains unchanged at $125,000, the Guaranteed Growth Death Benefit increases to $110,250 ($105,000 x (1.05 (365/365) )), and the Guaranteed Growth Death Benefit cap remains unchanged at $200,000.
212 days into the third Contract Year, the Owner dies. At the time of death, the Contract Value is $102,000, and the Annual Stepped Up Death Benefit is $113,418 ($110,250 x (1.05 (212/365) )). The death benefit is the greatest of: (1) the sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less any withdrawals and withdrawal charges (in this example, $100,000), (2) the Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company (in this example, $102,000), (3) the Annual Stepped Up Death Benefit (in this example, $125,000), or (4) the Guaranteed Growth Death Benefit at 5% (in this example, $113,418).
Thus, the death benefit payable is $125,000.
Example 2. How Advisory Fee Withdrawals Reduce the Combined Annual Stepped Up and Guaranteed Growth Death Benefit .
Continuing from Example 1, a $1,000 advisory fee is withdrawn from the Contract. Prior to the withdrawal, the Contract Value is $100,000, the Guaranteed Growth Death Benefit is $113,419, the Guaranteed Growth Death Benefit cap is $200,000, and the Annual Stepped Up Death Benefit is $125,000.
After the withdrawal, the Guaranteed Growth Death Benefit is calculated as follows:
Guaranteed Growth Death Benefit Prior to Advisory Fee Withdrawal x [1 – (Advisory Fee Withdrawal Amount / Account Value Prior to Advisory Fee Withdrawal)] =
$113,419 x [1 - (1 - ($1,000 / $100,000)] =
$113,419 x (1 - .01) = $112,284.81
The Guaranteed Growth Death Benefit cap is calculated as follows:
Guaranteed Growth Death Benefit Cap Prior to Advisory Fee Withdrawal - (200% x Advisory Fee Withdrawal Amount) =
$200,000 - (200% x $1,000) = $198,000
The Annual Stepped Up Death Benefit is calculated as follows:
Annual Stepped Up Death Benefit Prior to Advisory Fee Withdrawal x [1 - (Advisory Fee Withdrawal Amount / Contract Value Prior to Advisory Fee Withdrawal)] =
$125,000 x [1 - ($1,000 / $100,000)] =
$125,000 x (1 - .01) = $123,750
Enhanced Death Benefit (This rider was available for purchase ONLY prior to February 1, 2010)  — This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greater of:

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1.	The sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less any withdrawals and withdrawal charges; or
2.	The Contract Value on the Valuation Date due proof of the Owner’s death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit.
The Enhanced Death Benefit for a Contract issued prior to the Owner attaining age 70 is the lesser of: (1) 50% of Contract gain; or (2) 50% of adjusted Purchase Payments. For a Contract issued after the Owner has attained age 70 or older, the Enhanced Death Benefit is the lesser of: (1) 25% of Contract gain; or (2) 25% of adjusted Purchase Payments.
•	“Contract gain” is equal to Contract Value as of the date due proof of death and instructions with regard to payment are received less adjusted Purchase Payments.
•
“Adjusted Purchase Payments” are equal to all Purchase Payments made to the Contract adjusted for withdrawals and any applicable premium tax. In the event of a withdrawal, Purchase Payments are reduced as of the date of the withdrawal by a percentage found by dividing the withdrawal amount, including any withdrawal charges, by Contract Value immediately prior to the withdrawal.

If the Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner’s death, the death benefit will be the Contract Value on the Valuation Date due proof of the Owner’s death and instructions regarding payment are received by the Company.
This rider was available only if the age of the Owner at the time the Contract was issued was age 79 or younger. See the discussion under “Death Benefit.”
Example 1. How the Enhanced Death Benefit Works .
Assume:
(i)	The Owner purchases the Contract with the Enhanced Death Benefit.
(ii)	The Owner is age 60 when the Contract is purchased.
(iii)	The initial Purchase Payment is $100,000.
During the fifth Contract Year, the Owner takes a withdrawal of $10,000. The Contract Value at the time of the withdrawal is $160,000. The adjusted Purchase Payments after the withdrawal are calculated as follows:
Previous Adjusted Purchase Payments x (1 - Withdrawal / Contract Value prior to withdrawal)
$100,000 x (1 - $10,000 / $160,000)
$100,000 x (1 - .0625)
$100,000 x .9375 = $93,750
During the sixth Contract Year, the Owner dies. At the time of death, the Contract Value is $175,000.
The Enhanced Death Benefit is the lesser of (1) 50% of the Contract gain, or (2) 50% of adjusted Purchase Payments.
50% of Contract gain = 50% x (Contract Value as of Due Proof of Death - Adjusted Purchase Payments) =
50% x ($175,000 - $93,750) =
50% x $81,250 = $40,625
50% of adjusted Purchase Payments = 50% x 93,750 = $46,875
Thus, the Enhanced Death Benefit is $40,625.
The death benefit is the greater of: (1) the sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less any withdrawals and withdrawal charges (in this example, $90,000

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($100,000 - $10,000)), or (2) the Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company, plus the Enhanced Death Benefit (in this example, $215,625 ($175,000 + $40,625).
Thus, the death benefit payable is $215,625.
Example 2. How Advisory Fee Withdrawals Reduce the Enhanced Death Benefit .
Continuing from Example 1, a $1,000 advisory fee is withdrawn from the Contract. Prior to the withdrawal, the Contract Value is $125,000. After the withdrawal, the Adjusted Purchase Payments are calculated as follows:
Adjusted Purchase Payments Prior to Advisory Fee Withdrawal x [1 - (Advisory Fee Withdrawal Amount / Contract Value Prior to Advisory Fee Withdrawal)] =
$100,000 x [1 - ($1,000 / $125,000)] =
$100,000 x (1 - .008) = $99,200
Assume time elapses since the advisory fee withdrawal is take, and the Owner dies. At the time of the Owner’s death, the Contract Value is $130,000.
The Enhanced Death Benefit at the time of death is the lesser of (1) 50% of Contract gain or (2) 50% of Adjusted Purchase Payments.
50% of Contract gain = 50% x (Contract Value as of Valuation Date of due proof of death - Adjusted Purchase Payments)
= 50% x ($130,000 - $99,200)
= $15,400
50% of Adjusted Purchase Payments = 50% x $99,200
= $49,600
Therefore, the Enhanced Death Benefit is $15,400.
The death benefit is the greater of: (1) the sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less any withdrawals and withdrawal charges (in this example, $99,200), or (2) the Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company, plus the Enhanced Death Benefit (in this example, $145,400 ($130,000 + $15,400)). Thus, the death benefit payable is $145,400.
Combined Enhanced and Annual Stepped Up Death Benefit (This rider was available for purchase ONLY prior to February 1, 2010) — This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:
1.	The sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less any withdrawals and withdrawal charges;
2.	The Contract Value on the Valuation Date due proof of the Owner’s death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit (as described above); or
3.	The Annual Stepped Up Death Benefit (as described above in the Prospectus under “Optional Riders”), plus the Enhanced Death Benefit (as described above).
If the Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner’s death, the

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death benefit will be the Contract Value on the Valuation Date due proof of the Owner’s death and instructions regarding payment are received by the Company.
This rider was available only if the age of the Owner at the time the rider was issued was age 79 or younger. See the discussion under “Death Benefit.”

  Example 1. How the Combined Enhanced and Annual Stepped Up Death Benefit Works .
Assume:
(i)	The Owner purchases the Contract with the Combined Enhanced and Annual Stepped Up Death Benefit.
(ii)	The Owner is age 60 when the Contract is purchased.
(iii)	The initial Purchase Payment is $100,000.
(iv)	The Owner takes no withdrawals and makes no additional Purchase Payments.
(v)	On the first Contract Anniversary, the Contract Value is $105,000.
(vi)	On the second Contract Anniversary, the Contract Value is $99,000.
(vii)	On the third Contract Anniversary, the Contract Value is $106,000.
The Annual Stepped Up Death Benefit is $100,000 at Contract issue, increases to $105,000 at the first Contract Anniversary, remains unchanged at $105,000 at the second Contract Anniversary, and increases to $106,000 at the third Contract Anniversary.
During the fourth Contract Year, the Owner dies. At the time of death, the Contract Value is $107,000, and the Annual Stepped Up Death Benefit is $106,000.
The Enhanced Death Benefit is the lesser of (1) 50% of the Contract gain, or (2) 50% of adjusted Purchase Payments.
50% of Contract gain = 50% x (Contract Value as of Due Proof of Death - Adjusted Purchase Payments) =
50% x ($107,000 - $100,000) =
50% x $7,000 = $3,500
50% of adjusted Purchase Payments = 50% x $100,000 = $50,000
Thus, the Enhanced Death Benefit is $3,500.
The death benefit is the greater of: (1) the sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less any withdrawals and withdrawal charges (in this example, $100,000), (2) the Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company, plus the Enhanced Death Benefit (in this example, $110,500 ($107,000 + $3,500), or (3) the Annual Stepped Up Death Benefit plus the Enhanced Death Benefit (in this example, $109,500 ($106,000 + $3,500).
Thus, the death benefit payable is $110,500.
Example 2. How Advisory Fee Withdrawals Reduce the Enhanced and Annual Stepped Up Death Benefit .
Continuing from Example 1, a $1,000 advisory fee is withdrawn from the Contract in the fourth Contract Year. Prior to the withdrawal, the Contract Value is $125,000. After the withdrawal, the Adjusted Purchase Payments are calculated as follows:
Adjusted Purchase Payments Prior to Advisory Fee Withdrawal x [1 - (Advisory Fee Withdrawal Amount / Contract Value Prior to Advisory Fee Withdrawal)] =
$100,000 x [1 - ($1,000 / $125,000)] =
$100,000 x (1 - .008) = $99,200
After the withdrawal, the Annual Stepped Up Death Benefit is calculated as follows:

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Annual Stepped Up Death Benefit Prior to Advisory Fee Withdrawal x [1 - (Advisory Fee Withdrawal Amount / Contract Value Prior to Advisory Fee Withdrawal)] =
$106,000 x [1 - ($1,000 / $125,000)] =
$106,000 x (1 - .008) = $105,152
Later in the fourth Contract Year, the Owner dies. At the time of the Owner’s death, the Contract Value is $130,000.
The Enhanced Death Benefit at the time of death is the lesser of (1) 50% of Contract gain or (2) 50% of Adjusted Purchase Payments.
50% of Contract gain = 50% x (Contract Value as of Valuation Date of due proof of death - Adjusted Purchase Payments)
= 50% x ($130,000 - $99,200)
= $15,400
50% of Adjusted Purchase Payments = 50% x $99,200
= $49,600
Therefore, the Enhanced Death Benefit is $15,400.
The death benefit is the greater of: (1) the sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less any withdrawals and withdrawal charges (in this example, $99,200), (2) the Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company, plus the Enhanced Death Benefit ( in this example, $145,400 ($130,000 + $15,400)), or (3) the Annual Stepped Up Death Benefit plus the Enhanced Death Benefit (in this example, $120,552 ($105,152 + 15,400)). Thus, the death benefit payable is $145,400.

Combined Enhanced and Guaranteed Growth Death Benefit (This rider was available for purchase ONLY prior to February 1, 2010) — This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:
1.	The sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less any withdrawals and withdrawal charges;
2.	The Contract Value on the Valuation Date due proof of the Owner’s death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit (as described above); or
3.	The
Guaranteed Growth Death Benefit at 5% (as described above in the Prospectus under “Optional Riders”), plus the Enhanced Death Benefit (as described above).
If the Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner’s death, the death benefit will the Contract Value on the Valuation Date due proof of the Owner’s death and instructions regarding payment are received by the Company.
This rider was available only if the age of the Owner at the time the rider was issued was age 79 or younger. See the discussion under “Death Benefit.”
Example 1. How the Combined Enhanced and Guaranteed Growth Death Benefit Works . Assume:
(i)	The Owner purchases the Contract with the Combined Enhanced and Guaranteed Growth Death Benefit at 5%.
(ii)	The Owner is age 60 when the Contract is purchased.

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(iii)	The initial Purchase Payment is $100,000.
(iv)	The Owner takes no withdrawals and makes no additional Purchase Payments.
During the fourth Contract Year, 1,546 days from Contract issue, the Owner dies. At the time of death, the Contract Value is $107,000.
The Enhanced Death Benefit is the lesser of (1) 50% of the Contract gain, or (2) 50% of adjusted Purchase Payments.
50% of Contract gain = 50% x (Contract Value as of Due Proof of Death - Adjusted Purchase Payments) =
50% x ($107,000 - $100,000) =
50% x $7,000 = $3,500
50% of adjusted Purchase Payments = 50% x $100,000 = $50,000
Thus, the Enhanced Death Benefit is $3,500.
The Guaranteed Growth Death Benefit at the time of death is calculated as follows:
Initial Purchase Payment x (1 + Effective Annual Interest Rate)^Time Elapsed Since Purchase Payment
$100,000 x ((1 + .05 (1546/365) ))
$100,000 x (1.05 (1546/365) ) = $122,956
                                            (less than the $200,000 Guaranteed Growth Death Benefit cap of $200,000)
The death benefit is the greater of: (1) the sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less any withdrawals and withdrawal charges (in this example, $100,000), (2) the Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company, plus the Enhanced Death Benefit (in this example, $110,500 ($107,000 + $3,500), or (3) the Guaranteed Growth Death Benefit plus the Enhanced Death Benefit (in this example, $126,456 ($122,956 + $3,500).
Thus, the death benefit payable is $126,456.
Example 2. How Advisory Fee Withdrawals Reduce the Enhanced and Guaranteed Growth Death Benefit .
Continuing from Example 1, a $1,000 advisory fee is withdrawn from the Contract in the fourth Contract Year. Prior to the withdrawal, the Contract Value is $125,000 and the Guaranteed Growth Death Benefit is $122,956. After the withdrawal, the Adjusted Purchase Payments are calculated as follows:
Adjusted Purchase Payments Prior to Advisory Fee Withdrawal x [1 - (Advisory Fee Withdrawal Amount / Contract Value Prior to Advisory Fee Withdrawal)] =
$100,000 x [1 - ($1,000 / $125,000)] =
$100,000 x (1 - .008) = $99,200
After the withdrawal, the Guaranteed Growth Death Benefit is calculated as follows:
Guaranteed Growth Death Benefit Prior to Advisory Fee Withdrawal x [1 - (Advisory Fee Withdrawal Amount / Contract Value Prior to Advisory Fee Withdrawal)] =
$122,956 x [1 - ($1,000 / $125,000)] =
$122,956 x (1 - .008) = $121,972.35
Thirty days after the advisory fee is taken, the Owner dies. At the time of the Owner’s death, the Contract Value is $126,000.
The Enhanced Death Benefit at the time of death is the lesser of (1) 50% of Contract gain or (2) 50% of Adjusted Purchase Payments.

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50% of Contract gain = 50% x (Contract Value as of Valuation Date of due proof of death - Adjusted Purchase Payments)
= 50% x ($126,000 - $99,200)
= $13,400
50% of Adjusted Purchase Payments = 50% x $99,200
= $49,600
Therefore, the Enhanced Death Benefit is $13,400.
The Guaranteed Growth Death Benefit at the time of death is calculated as follows:
Guaranteed Growth Death Benefit x 1.05^ (30/365) =
$121,972.35 x 1.05^ (30/365) = $122,462.46
The death benefit is the greater of: (1) the sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less any withdrawals and withdrawal charges (in this example, $99,200), (2) the Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company, plus the Enhanced Death Benefit (in this example, $139,400 ($126,000 + $13,400)), or (3) the Guaranteed Growth Death Benefit plus the Enhanced Death Benefit (in this example, $135,862.46 ($122,462.46 + 13,400)). Thus, the death benefit payable is $135,862.46.
Combined Enhanced, Annual Stepped Up, and Guaranteed Growth Death Benefit (This rider was available for purchase ONLY prior to February 1, 2010)  — This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:
1.	The sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less any withdrawals and withdrawal charges;
2.	The Contract Value on the Valuation Date due proof of the Owner’s death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit (as described above); or
3.	The Annual Stepped Up Death Benefit (as described above), plus the Enhanced Death Benefit (as described above); or
4.	The Guaranteed Growth Death Benefit at 5% (as described above), plus the Enhanced Death Benefit (as described above).
If the Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner’s death, the death benefit will the Contract Value on the Valuation Date due proof of the Owner’s death and instructions regarding payment are received by the Company.
This rider was available only if the age of the Owner at the time the rider was issued was age 79 or younger. See the discussion under “Death Benefit.”
Example 1. How the Combined Enhanced, Annual Stepped Up, and Guaranteed Growth Death Benefit Works .
Assume:
(i)	The Owner purchases the Contract with the Combined Enhanced, Annual Stepped Up, and Guaranteed Growth Death Benefit at 5%.
(ii)	The Owner is age 60 when the Contract is purchased.

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(iii)	The initial Purchase Payment is $100,000.
(iv)	The Owner takes no withdrawals and makes no additional Purchase Payments.
(v)	On the first Contract Anniversary, the Contract Value is $105,000.
(vi)	On the second Contract Anniversary, the Contract Value is $99,000.
(vii)	On the third Contract Anniversary, the Contract Value is $106,000.
The Annual Stepped Up Death Benefit is $100,000 at Contract issue, increases to $105,000 at the first Contract Anniversary, remains unchanged at $105,000 at the second Contract Anniversary, and increases to $106,000 at the third Contract Anniversary.
During the fourth Contract Year, 1,546 days from Contract issue, the Owner dies. At the time of death, the Contract Value is $107,000, and the Annual Stepped Up Death Benefit is $106,000.
The Enhanced Death Benefit is the lesser of (1) 50% of the Contract gain, or (2) 50% of adjusted Purchase Payments.
50% of Contract gain = 50% x (Contract Value as of Due Proof of Death - Adjusted Purchase Payments) =
50% x ($107,000 - $100,000) =
50% x $7,000 = $3,500
50% of adjusted Purchase Payments = 50% x $100,000 = $50,000
Thus, the Enhanced Death Benefit is $3,500.
The Guaranteed Growth Death Benefit at the time of death is calculated as follows:
Initial Purchase Payment x (1 + Effective Annual Interest Rate)^Time Elapsed Since Purchase Payment
$100,000 x ((1 + .05 (1546/365) ))
$100,000 x (1.05 (1546/365) ) = $122,956
                                            (less than the $200,000 Guaranteed Growth Death Benefit cap of $200,000)
The death benefit is the greater of: (1) the sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less any withdrawals and withdrawal charges (in this example, $100,000), (2) the Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company, plus the Enhanced Death Benefit (in this example, $110,500 ($107,000 + $3,500), (3) the Annual Stepped Up Death Benefit plus the Enhanced Death Benefit (in this example, $109,500 ($106,000 + $3,500)), (4) the Guaranteed Growth Death Benefit plus the Enhanced Death Benefit (in this example, $126,456 ($122,956 + $3,500).
Thus, the death benefit payable is $126,456.
Example 2. How Advisory Fee Withdrawals Reduce the Combined Enhanced, Annual Stepped Up, and Guaranteed Growth Death Benefit .
Continuing from Example 1, a $1,000 advisory fee is withdrawn from the Contract in the fourth Contract Year. Prior to the withdrawal, the Contract Value is $125,000 and the Guaranteed Growth Death Benefit is $122,956. After the withdrawal, the Adjusted Purchase Payments are calculated as follows:
Adjusted Purchase Payments Prior to Advisory Fee Withdrawal x [1 - (Advisory Fee Withdrawal Amount / Contract Value Prior to Advisory Fee Withdrawal)] =
$100,000 x [1 - ($1,000 / $125,000)] =
$100,000 x (1 - .008) = $99,200
After the withdrawal, the Guaranteed Growth Death Benefit is calculated as follows:
Guaranteed Growth Death Benefit Prior to Advisory Fee Withdrawal x [1 - (Advisory Fee Withdrawal Amount / Contract Value Prior to Advisory Fee Withdrawal)] =

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$122,956 x [1 - ($1,000 / $125,000)] =
$122,956 x (1 - .008) = $121,972.35
After the withdrawal, the Annual Stepped Up Death Benefit is calculated as follows:
Annual Stepped Up Death Benefit Prior to Advisory Fee Withdrawal x [1 - (Advisory Fee Withdrawal Amount / Contract Value Prior to Advisory Fee Withdrawal)] =
$106,000 x [1 - ($1,000 / $125,000)] =
$106,000 x (1 - .008) = $105,152
Thirty days after the advisory fee is taken, the Owner dies. At the time of the Owner’s death, the Contract Value is $120,000.
The Enhanced Death Benefit at the time of death is the lesser of (1) 50% of Contract gain or (2) 50% of Adjusted Purchase Payments.
50% of Contract gain = 50% x (Contract Value as of Valuation Date of due proof of death - Adjusted Purchase Payments)
= 50% x ($120,000 - $99,200)
= $10,400
50% of Adjusted Purchase Payments = 50% x $99,200
= $49,600
Therefore, the Enhanced Death Benefit is $10,400.
The Guaranteed Growth Death Benefit at the time of death is calculated as follows:
Guaranteed Growth Death Benefit x 1.05^ (30/365) =
$121,972.35 x 1.05^ (30/365) = $122,462.46
The death benefit is the greater of: (1) the sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less any withdrawals and withdrawal charges (in this example, $99,200), (2) the Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company, plus the Enhanced Death Benefit (in this example, $130,400 ($120,000 + $10,400)), (3) the Annual Stepped Up Death Benefit plus the Enhanced Death Benefit (in this example, $115,552 ($105,152 + 13,400)), or the Guaranteed Growth Death Benefit plus the Enhanced Death Benefit (in this example, $132,862.46 ($122,462.46 + $10,400)). Thus, the death benefit payable is $132,862.46
6% Dollar for Dollar Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit (formerly Dollar for Dollar Combination Benefit) (This rider was available for purchase ONLY prior to February 1, 2010)  — This rider makes available a minimum amount for the purchase of a fixed Annuity (“Minimum Income Benefit”) as described under “6% Dollar for Dollar Guaranteed Minimum Income Benefit.” For a discussion of the Minimum Income Benefit, see “6% Dollar for Dollar Guaranteed Minimum Income Benefit.”
In addition to the Minimum Income Benefit, this rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:
1.	The sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less any withdrawals and withdrawal charges;
2.	The Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company; or

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3.	The Minimum Death Benefit, as described below.
The Company will not pay the Minimum Death Benefit if either 1 or 2 above is higher than the Minimum Death Benefit as of the Valuation Date that the Company receives due proof of death and instructions regarding payment. The Company will not, however, refund charges paid for the rider if the Minimum Death Benefit is not paid. Because you may never need to rely upon the Minimum Death Benefit, it should be viewed as a death benefit “floor.”
The Minimum Income Benefit and Minimum Death Benefit are calculated separately and there are differences in the methods of their calculation. As a result, the Minimum Income Benefit and Minimum Death Benefit amounts will differ.
The Minimum Death Benefit is an amount equal to Purchase Payments, plus any Credit Enhancements and/or Bonus Credits, less any Premium tax, and less an adjustment for withdrawals, increased at an annual effective rate of interest of 6%. Please note that the Company will credit a maximum rate of 3% for amounts allocated to the Invesco V.I. Government Money Market Subaccount, the Fixed Account, the PIMCO Low Duration Subaccount and the Loan Account; however, you will still pay the full rider charge. To the extent that you allocate Purchase Payments or transfer Contract Value to the Invesco V.I. Government Money Market Subaccount, the Fixed Account, the PIMCO Low Duration Subaccount or the Loan Account, you will not receive the benefit of an annual effective interest rate of 6% in determining the Minimum Death Benefit. The Company may add new Subaccounts in the future that will earn only the 3% rate in calculating the Minimum Death Benefit. Any such Subaccounts will be disclosed in this Prospectus.
Under this rider, you may withdraw up to a specified amount each Contract Year (the “Annual Limit”), without a proportional reduction in the Minimum Death Benefit. The Annual Limit initially is equal to 6% of the initial Purchase Payment, not including any Credit Enhancement and Bonus Credit. The Annual Limit will remain the same each Contract Year, unless you make additional Purchase Payments after the Contract Date or make a withdrawal that, on its own or together with other withdrawals in that Contract Year, exceeds the Annual Limit immediately prior to the withdrawal.
The Company increases the Annual Limit in an amount equal to 6% of any Purchase Payment that is added to Contract Value subsequent to the Contract Date. The Company reduces the Annual Limit if you make a withdrawal of Contract Value in a Contract Year that, on its own or together with other withdrawals in that Contract Year, exceeds the Annual Limit. In that event, the Company will reduce the Annual Limit by a percentage that is found by dividing (a) over (b) where (a) is the amount of the withdrawal that exceeds the Annual Limit, and (b) is the amount of Contract Value immediately prior to the withdrawal, reduced by that portion of the withdrawal, if any, that was not in excess of the Annual Limit. The Annual Limit as last adjusted in a Contract Year is the new Annual Limit for subsequent Contract Years, subject to adjustment for Purchase Payments made subsequent to adjusting the Annual Limit or aggregate withdrawals in a Contract Year that exceed the new Annual Limit. Any portion of the Annual Limit that is not withdrawn during a Contract Year may not be carried over for withdrawal in a subsequent Contract Year.
In crediting interest to determine the Minimum Death Benefit, the Company takes into account the timing of when each Purchase Payment and withdrawal occurs and accrues the applicable annual effective rate of interest until the earlier of: (1) the Annuity Start Date, (2) the Contract Anniversary following the oldest Owner’s 80th birthday , or (3)   the first Valuation Date as of which the Minimum Death Benefit exceeds the Minimum Death Benefit Cap. The Minimum Death Benefit Cap is an amount equal to 200% of (a) minus (b) where (a) is the sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less any premium tax, and (b) is the sum of all withdrawals from Contract Value, including any applicable withdrawal charges, any forfeited Credit Enhancements, and any charges for premium taxes.
In the event of a withdrawal that does not exceed the Annual Limit, the Minimum Death Benefit is reduced as of the date of the withdrawal by the exact dollar amount of the withdrawal. (Withdrawals, for purposes of the rider, include any applicable withdrawal charges, any Credit Enhancement forfeitures and any premium tax charges.) In the event of a withdrawal that exceeds the Annual Limit, the Minimum Death Benefit is first reduced by any portion of the withdrawal that does not exceed the Annual Limit and is then further reduced by a percentage found by dividing the amount of the withdrawal that exceeds the Annual Limit, by the amount of Contract Value immediately prior to the withdrawal, reduced by that portion of the Withdrawal, if any, that was not in excess of the Annual Limit.
The amount of the Minimum Death Benefit shall in no event exceed an amount equal to the Minimum Death Benefit Cap. Also, if due proof of death and instructions regarding payment of the death benefit are not received by the Company at its Administrative Office within six months of the date of the Owner’s death, the death benefit under
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the rider will be Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company.
This rider was available only if the age of each Owner on the Contract Date was 79 or younger and the age of each Annuitant on the Contract Date was 79 or younger. See the discussion under “Death Benefit.”
Example 1. How the 6% Dollar for Dollar Guaranteed Minimum Income Benefit   and Guaranteed Minimum Death Benefit Increase with Purchase Payments and Interest .
Assume:
(i)	The Owner purchases the Contract with the 6% Dollar for Dollar Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit.
(ii)	The initial Purchase Payment is $100,000.
(iii)	No Contract Value is allocated to the Invesco V.I. Government Money Market, the PIMCO Low Duration Subaccount, or the Fixed Account.
(iv)	The Owner does not purchase a credit enhancement rider.
(v)	No Bonus Credits are applicable.
(vi)	There are no outstanding loans on the Contract.
At the time the Contract is issued, the Minimum Income Benefit is $100,000, the Annual Limit is $6,000 ($100,000 x 6%), the Minimum Death Benefit is $100,000, and the Minimum Death Benefit Cap is $200,000 ($100,000 x 200%). 99 days after Contract issue, the Owner adds a Purchase Payment of $50,000 to the Contract. As a result of interest accrued over the 99 days since the initial Purchase Payment, immediately prior to the $50,000 Purchase Payment, the Minimum Income Benefit and Minimum Death Benefit have both increased to $101,593, calculated as follows:
Initial Purchase Payment x (1 + Effective Annual Interest Rate)^Time Elapsed Since Initial Purchase Payment
$100,000 x ((1 + .06) (99/365) ) =
$100,000 x (1.06 (99/365) ) = $101,593
The increase in the Annual Limit is calculated as follows:
Annual Limit prior to Purchase Payment + (Purchase Payment x 6%)
$6,000 + ($50,000 x 6%)
$6,000 + $3,000 = $9,000
After the $50,000 Purchase Payment, the Minimum Income Benefit and the Minimum Death Benefit are both $151,593 ($101,593 + $50,000), the Annual Limit is $9,000, and the Minimum Death Benefit Cap increases to $300,000 ($200,000 + ($50,000 x 200%)).
Example 2. How the 6% Dollar for Dollar Guaranteed Minimum Income Benefit   and Guaranteed Minimum Death Benefit Decrease as a Result of a Withdrawal .
Continuing from Example 1, the Owner takes a withdrawal of $19,000 a little over a year (376 days) after the $50,000 Purchase Payment. The Contract Value prior to the withdrawal is $159,000. The Minimum Income Benefit and the Minimum Death Benefit prior to the withdrawal are both $160,971 ($151,593 x 1.06 (376/365) ). After the withdrawal, the Minimum Income Benefit and Minimum Death Benefit decrease as follows:
(Minimum Income Benefit prior to withdrawal - Annual Limit) x (1 - (Amount of withdrawal in excess of the Annual Limit / Contract Value prior to withdrawal - Amount of withdrawal not in excess of the Annual Limit))
($160,971 - $9,000) x (1 - ($19,000 - $9,000) / ($159,000 - $9,000))
$151,971 x (1 - ($10,000 / $150,000)) = $141,839.60

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(Minimum Death Benefit prior to withdrawal - Annual Limit) x (1 - (Amount of withdrawal in excess of the Annual Limit / Contract Value prior to withdrawal - Amount of withdrawal not in excess of the Annual Limit))
($160,971 - $9,000) x (1 - ($19,000 - $9,000) / ($159,000 - $9,000))
$151,971 x (1 - ($10,000 / $150,000)) = $141,839.60
The decrease in the Annual Limit is calculated as follows:
Annual Limit prior to withdrawal x (1 - (Amount of withdrawal in excess of Annual Limit / Contract Value prior to withdrawal - Amount of withdrawal not in excess of the Annual Limit))
$9,000 x (1 - ($19,000 - $9,000) / ($159,000 - $9,000))
$9,000 x (1 - ($10,000 / $150,000)) = $8,400
After the $19,000 withdrawal, the Contract Value is $140,000 ($159,000 - $19,000), the Minimum Income Benefit and the Minimum Death Benefit are both $141,839.60, the Annual Limit is $8,400, and the Minimum Death Benefit Cap is $281,000 ($300,000 - $19,000).
Example 3. Death Benefit and Annuitization under the 6% Dollar for Dollar Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit .
Continuing from Example 2, approximately 12 years (4,380 days) have elapsed since the $19,000 withdrawal. No additional withdrawals have been taken, and no additional Purchase Payments have been added to the Contract. The Minimum Income Benefit and Minimum Death Benefit are both $285,409.14 ($141,839.60 x (1.06 (4380/365) )), and the Minimum Death Benefit Cap is $281,000.
If the Owner chooses to annuitize under the Guaranteed Minimum Income Benefit, $285,409.14 would be used to determine the guaranteed annuity payment.
If the Owner dies, the death benefit payable would be $281,000 (the Minimum Death Benefit Cap).
Example 4. How Advisory Fee Withdrawals Reduce the 6% Dollar for Dollar Guaranteed Minimum Income Benefit   and Guaranteed Minimum Death Benefit Decrease as a Result of a Withdrawal . Assume:
(i)	The Owner purchases the Contract with the 6% Dollar for Dollar Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit.
(ii)	The initial Purchase Payment is $100,000.
(iii)	No Contract Value is allocated to the Invesco V.I. Government Money Market, the PIMCO Low Duration Subaccount, or the Fixed Account.
(iv)	The Owner does not purchase a Credit Enhancement rider.
(v)	No Bonus Credits are applicable.
(vi)	There are no outstanding loans on the Contract.
At the time the Contract is issued, the Minimum Income Benefit is $100,000, the Annual Limit is $6,000 ($100,000 x 6%), the Minimum Death Benefit is $100,000, and the Minimum Death Benefit Cap is $200,000 ($100,000 x 200%). Ninety-nine days after Contract issue, a $1,000 advisory fee is withdrawn from the Contract. Prior to the withdrawal, the Minimum Income Benefit is $101,593 ($100,000 x 1.06^ (99/365) ), the Minimum Death Benefit is $101,593 ($100,000 x 1.06^ (99/365) ), the Minimum Death Benefit Cap is $200,000, and the Annual Limit is $6,000.
Because the advisory fee of $1,000 is less than the Annual Limit of $6,000, the withdrawal reduces the Minimum Income Benefit dollar for dollar as follows:
Minimum Income Benefit Prior to Advisory Fee Withdrawal - Advisory Fee Withdrawal =
$101,593 - $1,000 = $100,593
Because the advisory fee of $1,000 is less than the Annual Limit of $6,000, the withdrawal reduces the Minimum Death Benefit dollar for dollar as follows:

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Minimum Death Benefit Prior to Advisory Fee Withdrawal - Advisory Fee Withdrawal =
$101,593 - $1,000 = $100,593
The Guaranteed Minimum Death Benefit Cap is reduced as follows:
Minimum Death Benefit Cap Prior to Advisory Fee Withdrawal - Advisory Fee Withdrawal Amount =
$200,000 - $1,000 = $199,000
The Annual Limit is reduced as follows:
Annual Limit Prior to Advisory Fee Withdrawal - Advisory Fee Withdrawal Amount =
$6,000 - $1,000 = $5,000
Guaranteed Minimum Withdrawal Benefit (This   rider was available for purchase ONLY prior to February 1, 2010) —   If you elected this rider when you purchased the Contract, your “Benefit Amount” was equal to a percentage of the initial Purchase Payment including any Credit Enhancement and/or Bonus Credit. If you purchased the rider on a Contract Anniversary , your Benefit Amount was equal to a percentage of your Contract Value on the Valuation Date we added this rider to your Contract. The Benefit Amount, which is the amount available for withdrawal under this rider, is reduced as you take Annual Withdrawal Amounts, and the Benefit Amount as so reduced is referred to as the “Remaining Benefit Amount.”
Under this rider, you may withdraw up to a specified amount each Contract Year (the “Annual Withdrawal Amount”), regardless of the performance of your Contract Value, until the Remaining Benefit Amount is reduced to $0. The Annual Withdrawal Amount initially is a percentage of the initial Purchase Payment including any Credit Enhancement and/or Bonus Credit (or Contract Value on the purchase date of the rider if the rider was purchased on a Contract Anniversary). You may select one of the following combinations of Annual Withdrawal Amount and Benefit Amount:
Annual Withdrawal Amount*	Benefit Amount*
5%	130%
6%	110%
7%	100%
*A percentage of the initial Purchase Payment including any Credit Enhancement and/or Bonus Credit (or Contract Value on the purchase date of the rider if the rider was purchased on a Contract Anniversary)

If you do not take the Annual Withdrawal Amount during a Contract Year, you may not take more than the Annual Withdrawal Amount in the next Contract Year, without triggering a proportional reduction in the Annual Withdrawal Amount and Remaining Benefit Amount. The Annual Withdrawal Amount can be taken in one withdrawal or multiple withdrawals during the Contract Year. You can continue to take up to the Annual Withdrawal Amount each Contract Year until the Remaining Benefit Amount is depleted.
Example 1. Annual Withdrawal Amount Continues when the Contract Value Reaches Zero .
Assume:
(i)	The Owner purchases the Contract with the Guaranteed Minimum Withdrawal Benefit.
(ii)	The initial Purchase Payment is $100,000, and no additional Purchase Payments are added to the Contract.
(iii)	The Owner elects 5% as the Annual Withdrawal Amount, with 130% as the corresponding Benefit Amount.
(iv)	The assumed rate of return is -1.00%.
At the beginning of Contract Year 1, the Contract Value is $100,000, the Remaining Benefit Amount is $130,000, and the Annual Withdrawal Amount is $5,000. If the Owner takes no other withdrawals in Contract Year 1 besides the Annual Withdrawal Amount, at the beginning of Contract Year 2, the Contract Value is $94,050 and the Remaining Benefit Amount is $125,000. If the Owner continues taking only the Annual Withdrawal Amount each Contract Year, at the end of Contract Year 19, the Contract Value is $0, but the

B-21

Remaining Benefit Amount is $35,000. The Owner can continue taking the Annual Withdrawal Amount for seven additional Contract Years until the Remaining Benefit Amount is $0.
If you take more than the Annual Withdrawal Amount in a Contract Year, we will recalculate the Remaining Benefit Amount, and your Annual Withdrawal Amount may be lower in the future. Withdrawals under this rider reduce Contract Value by the amount of the withdrawal , including any applicable withdrawal charges or premium taxes and any forfeited Credit Enhancements; provided, however, that a withdrawal of the Annual Withdrawal Amount is not subject to a withdrawal charge. Any withdrawal up to the Annual Withdrawal Amount in a Contract Year reduces the Free Withdrawal amount otherwise available in that Contract Year, and withdrawals, including withdrawals of the Annual Withdrawal Amount, may result in forfeiture of Credit Enhancements if you have the Extra Credit Rider in effect. Please see the discussion under “Contingent Deferred Sales Charge,” and “Extra Credit.” Withdrawals, including withdrawals of the Annual Withdrawal Amount, may result in receipt of taxable income to the Owner and, if made prior to the Owner attaining age 59½, may be subject to a 10% penalty tax. Please see “Federal Tax Matters.”
The Annual Withdrawal Amount will remain the same each Contract Year unless you make additional Purchase Payments after the purchase date of the rider, withdraw more than the Annual Withdrawal Amount in a Contract Year, or elect to reset the Remaining Benefit Amount as discussed below. If additional Purchase Payments are made, the Annual Withdrawal Amount will increase by an amount equal to 5%, 6% or 7% of the Purchase Payment including any Credit Enhancements and/or Bonus Credits, and the Remaining Benefit Amount will increase by an amount equal to 130%, 110% or 100% of the Purchase Payment including any Credit Enhancements and/or Bonus Credits, depending on which combination of Annual Withdrawal Amount and Benefit Amount you have selected.
The Annual Withdrawal Amount and Remaining Benefit Amount are recalculated in the event of a withdrawal in a Contract Year that exceeds the Annual Withdrawal Amount as follows. The Annual Withdrawal Amount and Remaining Benefit Amount respectively are reduced by an amount equal to a percentage of the Annual Withdrawal Amount and Remaining Benefit Amount . The percentage is determined by dividing the excess withdrawal amount by Contract Value after deduction of any Annual Withdrawal Amount included in the withdrawal.
Example 2. Effect of an Excess Withdrawal and Recalculation of the Remaining Benefit Amount and the Annual Withdrawal Amount .
Assume:
(i)	The Owner purchases the Contract with the Guaranteed Minimum Withdrawal Benefit.
(ii)	The initial Purchase Payment is $100,000, and no additional Purchase Payments are added to the Contract.
(iii)	The Owner elects 5% as the Annual Withdrawal Amount, with 130% as the corresponding Benefit Amount.
At the beginning of Contract Year 1, the Contract Value is $100,000, the Remaining Benefit Amount is $130,000, and the Annual Withdrawal Amount is $5,000. Due to negative market performance, in Contract Year 1 the Contract Value is reduced to $85,000 and the Owner decides to withdraw $15,000. This reduces the Contract Value to $70,000 ($85,000 - $15,000). Because the $15,000 withdrawal exceeds the Annual Withdrawal Amount, the Remaining Benefit Amount and future Annual Withdrawal Amount will be reduced. The excess withdrawal is equal to $10,000 ($15,000 - $5,000), the amount of the withdrawal in excess of the Annual Withdrawal Amount.
The percentage reduction in the Remaining Benefit Amount and the future Annual Withdrawal Amount is calculated as follows:
Excess Withdrawal Amount / (Contract Value Prior to Withdrawal – Remaining - Annual Withdrawal Amount):
$10,000 / ($85,000 - $5,000) =
$10,000 / $80,000 = 12.50%

B-22

The adjusted Remaining Benefit Amount is calculated as follows:
(Remaining Benefit Amount – Remaining Annual Withdrawal Amount) x Calculated Reduction
($130,000 - $5,000) x (1 – 12.50%) =
$125,000 x 87.50% = $109,375
The future Annual Withdrawal Amount is calculated as follows:
Annual Withdrawal Amount x Calculated Reduction
$5,000 x (1 - 12.50%) = $4,375
After the reduction, the Remaining Benefit Amount is $109,375 and the future Annual Withdrawal Amount is $4,375.
After the fifth anniversary of the purchase of this rider, you may elect to reset the Remaining Benefit Amount to an amount equal to Contract Value on the reset date and the Annual Withdrawal Amount to 5%, 6% or 7%, as applicable, of Contract Value on that date; provided, however, that the Annual Withdrawal Amount will remain the same if the current Annual Withdrawal Amount is greater than the reset amount. Once a reset election has been made, you may not elect another reset until after the fifth anniversary of the prior reset date. The Company reserves the right to require that resets be effected on a Contract Anniversary and the rider charge may be increased in the event that you elect a reset; provided, however, that such charge will not exceed 1.10%.
Example 3. Remaining Benefit Amount Reset .
Assume:
(i)	The Owner purchases the Contract with the Guaranteed Minimum Withdrawal Benefit.
(ii)	The initial Purchase Payment is $100,000, and no additional Purchase Payments are added to the Contract.
(iii)	The Owner elects 5% as the Annual Withdrawal Amount, with 130% as the corresponding Benefit Amount.
At the beginning of Contract Year 1, the Contract Value is $100,000, the Remaining Benefit Amount is $130,000, and the Annual Withdrawal Amount is $5,000. On the sixth Contract Anniversary, the Owner elects to reset the Remaining Benefit Amount. The Owner has taken no other withdrawals besides the Annual Withdrawal Amount for the last six Contract Years. On the sixth Contract Anniversary, due to positive market performance, the Contract Value is $120,000, and the Remaining Benefit Amount is $100,000 ($130,000 – ($5,000 x 6)). Upon the reset, the Remaining Benefit Amount will increase to $120,000, and the Annual Withdrawal Amount will increase from $5,000 to $6,000 ($120,000 x 5%). After the reset, the Contract will not be eligible for another reset until after the 11th Contract Anniversary.
Example 4. How Advisory Fee Withdrawals Reduce the Guaranteed Minimum Withdrawal Benefit . Assume:
(i)	The Owner purchases the Contract with the Guaranteed Minimum Withdrawal Benefit.
(ii)	The initial Purchase Payment is $100,000, and no additional Purchase Payments are added to the Contract.
(iii)	The Owner elects 5% as the Annual Withdrawal Amount, with 130% as the corresponding Benefit Amount.
A $1,000 advisory fee is withdrawn from the Contract. Prior to the withdrawal, the Contract Value is $100,000. Because the advisory fee of $1,000 is less than the Annual Withdrawal Amount of $5,000, the withdrawal reduces the Guaranteed Minimum Withdrawal Benefit dollar for dollar as follows:
Guaranteed Minimum Withdrawal Benefit Prior to Advisory Fee Withdrawal - Advisory Fee Withdrawal Amount =
$130,000 - $1,000 = $129,000
After the withdrawal, the remaining Annual Withdrawal Amount is reduced as follows:
Annual Withdrawal Amount Prior to Advisory Fee Withdrawal - Advisory Fee Withdrawal Amount =

B-23

$5,000 - $1,000 = $4,000
If the advisory fee withdrawal is $6,000 (and therefore greater than the Annual Withdrawal Amount), the Guaranteed Minimum Withdrawal Benefit is reduced proportionately as follows:
(Guaranteed Minimum Withdrawal Benefit Prior to Advisory Fee Withdrawal - Advisory Fee Withdrawal Amount) x [1 - (Advisory Fee Withdrawal Amount - Annual Withdrawal Amount)/(Contract Value Prior to Advisory Fee Withdrawal - Annual Withdrawal Amount)] =
($130,000 - $5,000) x [1 - ($6,000 - $5,000)/($100,000 - $5,000)] =
$125,000 x [1 - ($1,000/$95,000)] = $123,684.21
The withdrawal reduces the Guaranteed Minimum Withdrawal Benefit by more than the amount of the withdrawal. After the withdrawal, the remaining Annual Withdrawal Amount is $0. The advisory fee withdrawal will proportionately reduce the Annual Withdrawal Amount available in future Contract Years. The Annual Withdrawal Amount for the next Contract Year is calculated as follows:
Annual Withdrawal Amount Prior to Advisory Fee Withdrawal - [1 - (Advisory Fee Withdrawal - Annual Withdrawal Amount)/(Contract Value Prior to Advisory Fee Withdrawal - Annual Withdrawal Amount)] =
$5,000 x [1 - ($6,000 - $5,000)/($100,000 - $5,000)] =
$5,000 x ($1,000/$95,000) = $4,947.37
While this rider is in effect, we reserve the right to restrict subsequent Purchase Payments. This rider will terminate upon the earliest of: (1) termination of the Contract, (2) the Annuity Start Date, (3) any Valuation Date on which Contract Value and the Remaining Benefit Amount are equal to $0, (4) a full withdrawal of Contract Value pursuant to a withdrawal that exceeds the Annual Withdrawal Amount for that Contract Year, or (5) upon the first death of any Owner, or if the Owner is a non-natural person, the death of an Annuitant or a Joint Owner that is a natural person. This rider may not be reinstated by Purchase Payments or reset after such termination. This rider was available only if the age of each Owner and Annuitant at the time the rider was purchased was age 85 or younger.
If you have a qualified contract, you may be required to take minimum distributions from the Contract during your lifetime. If your required minimum distribution amount exceeds your Annual Withdrawal Amount, you will have to withdraw more than the Annual Withdrawal Amount to avoid the imposition of a 50% excise tax, causing a proportional reduction in the Remaining Benefit Amount.
Total Protection (This rider was available for purchase ONLY prior to February 1, 2010) — This rider makes available a (1) Guaranteed Growth Death Benefit at 5%; (2) Guaranteed Minimum Withdrawal Benefit with an Annual Withdrawal Amount of 5% and a Benefit Amount of 100%; and (3) Guaranteed Minimum Accumulation Benefit as described below.
Upon the death of the Owner or any Joint Owner prior to the Annuity Start Date, a Guaranteed Growth Death Benefit at 5% will be available as described under “Guaranteed Minimum Death Benefit,” with the following differences. Under this rider, the Guaranteed Growth Death Benefit will be reduced by any Annual Withdrawal Amount taken under the Guaranteed Minimum Withdrawal Benefit and will be reduced proportionately by any withdrawal that exceeds in whole or in part the Annual Withdrawal Amount for the Contract Year. The Guaranteed Growth Death Benefit is reduced as of the date of any such withdrawal by a percentage that is determined by dividing the excess withdrawal amount by Contract Value after deduction of any Annual Withdrawal Amount included in the withdrawal. Also, under this rider, the amount of the Guaranteed Growth Death Benefit shall not exceed an amount equal to 200% of Purchase Payments (not including any Credit Enhancements , Bonus Credits or Purchase Payments made during the 12 months preceding the Owner’s date of death), net of premium tax and any withdrawals, including withdrawal charges. Finally, under this rider, the annual effective rate of interest used in calculating the benefit will be 5% for Contract Value allocated to any of the Subaccounts. If the Guaranteed Growth Death Benefit on any Valuation Date is equal to $0, the benefit will terminate and may not be reinstated or reset (as described below) after such termination.
This rider also makes available a Guaranteed Minimum Withdrawal Benefit (as described under “Guaranteed Minimum Withdrawal Benefit” above); provided, however, that the Annual Withdrawal Amount is equal to 5%, and the Remaining Benefit Amount is equal to 100%, of the initial Purchase Payment including any Credit Enhancement

B-24

and/or Bonus Credits (or Contract Value on the purchase date of this rider if the rider was purchased on a Contract Anniversary).
The Guaranteed Minimum Accumulation Benefit provides that at the end of the “Term,” which is the ten-year period beginning on the date of your purchase of the rider, the Company will apply an additional amount to your Contract if the Contract Value on that date is less than the Guaranteed Minimum Accumulation Benefit amount. The additional amount will be equal to the difference between the Contract Value on that date and the Guaranteed Minimum Accumulation Benefit amount on that date. Any additional amount added to your Contract will be allocated among the Subaccounts in the same proportion as Contract Value is allocated on that date. No additional amount will be applied if the Contract Value is greater than the Guaranteed Minimum Accumulation Benefit amount on the last day of the Term.
The Guaranteed Minimum Accumulation Benefit amount is equal to 105% of your initial Purchase Payment including any Credit Enhancement and/or Bonus Credit (or Contract Value on the purchase date of this rider if the rider was purchased on a Contract Anniversary); plus 105% of any Purchase Payments (including any Credit Enhancements and/or Bonus Credits) made during the first three years of the Term; less any withdrawals of the   Annual Withdrawal Amount under the Guaranteed Minimum Withdrawal Benefit; and less an adjustment for any withdrawals that exceed in whole or in part the Annual Withdrawal Amount for the Contract Year. The adjustment reduces the Guaranteed Minimum Accumulation Benefit amount by a percentage that is determined by dividing the excess withdrawal amount by Contract Value after deduction of any Annual Withdrawal Amount included in the withdrawal.
The Guaranteed Minimum Accumulation Benefit will terminate upon payment of any additional amount as described above or upon expiration of the Term without payment of an additional amount. This benefit may not be reinstated by Purchase Payments or reset after such termination.
After the fifth anniversary of the purchase of this rider, you may elect to reset the Remaining Benefit Amount, the Guaranteed Growth Death Benefit and the Guaranteed Minimum Accumulation Benefit to an amount equal to Contract Value on the reset date; provided that Contract Value on that date is greater than the Remaining Benefit Amount. The Annual Withdrawal Amount will reset to 5% of Contract Value on the reset date, unless the current Annual Withdrawal Amount is greater, in which case the Annual Withdrawal Amount will remain the same. The reset election must be made as to all or none of the Remaining Benefit Amount, the Guaranteed Growth Death Benefit and the Guaranteed Minimum Accumulation Benefit. If you elect a reset, a new Term will begin for the Guaranteed Minimum Accumulation Benefit effective on the reset date. Once a reset election has been made, you may not elect another reset until after the fifth anniversary of the prior reset date. The Company reserves the right to require that resets be effected on a Contract Anniversary and the rider charge may be increased in the event that you elect a reset; provided, however, that such charge will not exceed 1.45%.
This rider will terminate upon the earliest of: (1) termination of the Contract, (2) the Annuity Start Date, (3) any Valuation Date on which Contract Value and the Remaining Benefit Amount are equal to $0, (4) a full withdrawal of Contract Value pursuant to a withdrawal that exceeds the Annual Withdrawal Amount for that Contract Year, or (5) upon the first death of any Owner, or if the Owner is a non-natural person, the death of an Annuitant or a Joint Owner that is a natural person.
While this rider is in effect, we reserve the right to restrict subsequent Purchase Payments. This rider was available only if the age of each Owner and Annuitant at the time the rider was purchased was age 79 or younger.
Because of the ten-year Term, if you are within ten years of your required beginning date for taking required minimum distributions under a Qualified Contract, you may not be able to receive the full value of the Guaranteed Minimum Accumulation Benefit. You should consult a tax adviser before resetting the Guaranteed Minimum Accumulation Benefit with a Qualified Contract. Because of the ten-year Term, if you are within ten years of your required beginning date for taking required minimum distributions under a Qualified Contract, you may not be able to receive the full value of the Guaranteed Minimum Accumulation Benefit. You should consult a tax adviser before purchasing the Total Protection rider or resetting the Guaranteed Minimum Accumulation Benefit with a Qualified Contract.

B-25

Example 1. How an Additional Purchase Payment Affects the Total Protection Rider .
Assume:
(i)	The Owner purchases the Contract with the Total Protection Rider.
(ii)	The initial Purchase Payment is $100,000.
At Contract issue, the Guaranteed Growth Death Benefit is $100,000, the Guaranteed Growth Death Benefit cap is $200,000 ($100,000 x 200%), the Remaining Benefit Amount is $100,000 ($100,000 x 100%), the Annual Withdrawal Amount is $5,000 ($100,000 x 5%), and the Guaranteed Minimum Accumulation Benefit is $105,000 ($100,000 x 105%).
The Owner adds a Purchase Payment of $10,000 to the Contract in the first Contract Year (42 days after Contract issue). As a result of interest accrued over the 42 days since the initial Purchase Payment, immediately prior to the $10,000 Purchase Payment, the Guaranteed Growth Death Benefit has increased to $100,563, calculated as follows:
Initial Purchase Payment x (1 + Effective Annual Interest Rate)^Time Elapsed Since Initial Purchase Payment
$100,000 x (1 + .05 (42/365) ) =
$100,000 x (1.05 (42/365) ) = $100,563
The Guaranteed Growth Death Benefit increases as a result of the Purchase Payment:
Guaranteed Growth Death Benefit prior to Purchase Payment + Purchase Payment
$100,563 + $10,000 = $110,563
The Guaranteed Growth Death Benefit cap also increases as a result of the Purchase Payment:
Guaranteed Growth Death Benefit cap prior to Purchase Payment + (Purchase Payment x 200%)
$200,000 + ($10,000 x 200%) =
$200,000 + $20,000 = $220,000
The Remaining Benefit Amount increases as a result of the Purchase Payment:
Initial Purchase Payment + (Additional Purchase Payment x 100%)
$100,000 + ($10,000 x 100%)=
$100,000 + $10,000 = $110,000
The Annual Withdrawal Amount increases as a result of the Purchase Payment:
Prior Annual Withdrawal Amount + (Purchase Payment x 5%)
$5,000 + ($10,000 x 5%)=
$5,000 + $500 = $5,500
The Guaranteed Minimum Accumulation Benefit increases as a result of the Purchase Payment:
Guaranteed Minimum Accumulation Benefit + (Purchase Payment x 105%)
$105,000 + ($10,000 x 105%) =
$105,000 + $10,500 = $115,500

B-26

Example 2. How a Withdrawal Affects the Total Protection Rider .
Continuing from Example 1, the Owner withdraws $10,500 from the Contract in the fourth Contract Year (1,450 days after the additional Purchase Payment). The Contract Value prior to withdrawal is $130,500.
As a result of interest accrued over the 1,450 days since the additional Purchase Payment, immediately prior to the $10,500 withdrawal, the Guaranteed Growth Death Benefit has increased to $134,210.50, calculated as follows:
Guaranteed Growth Death Benefit x (1 + Effective Annual Interest Rate)^Time Elapsed Since Additional Purchase Payment
$110,563 x (1 + .05 (1450/365) ) =
$110,563 x (1.05 (1450/365) ) = $134,210.50
The Guaranteed Growth Death Benefit decreases as a result of the withdrawal:
(Guaranteed Growth Death Benefit prior to withdrawal – Remaining Annual Withdrawal Amount) x (1 - (Amount of withdrawal in excess of the Annual Withdrawal Amount / (Contract Value – Remaining Annual Withdrawal Amount)))
($134,210.50 - $5,500) x (1 - ($10,500 - $5,500) / ($130,500 - $5,500)) =
$128,710.50 x (1 - ($5,000 / $125,000)) =
$128,710.50 x (1 - .04) =
$128,710.50 x .96 = $123,562.08
The Guaranteed Growth Death Benefit cap also decreases as a result of the withdrawal:
(Cumulative Purchase Payments - Cumulative withdrawals) x 200%
($100,000 + $10,000 - $10,500) x 200%=
$99,500 x 200% = $199,000
The Remaining Benefit Amount decreases as a result of the withdrawal:
(Remaining Benefit Amount prior to withdrawal – Remaining Annual Withdrawal Amount) x (1 - (Amount of withdrawal in excess of the Annual Withdrawal Amount / (Contract Value – Remaining Annual Withdrawal Amount)))
($110,000 - $5,500) x (1 - ($10,500 - $5,500) / ($130,500 - $5,500)) =
$104,500 x (1 - ($5,000 / $125,000)) =
$104,500 x (1 - .04) =
$104,500 x .96 = $100,320
The Annual Withdrawal Amount decreases as a result of the withdrawal:
Prior Annual Withdrawal Amount x (1 - (Amount of withdrawal in excess of the Annual Withdrawal Amount / (Contract Value – Remaining Annual Withdrawal Amount)))
$5,500 x (1 - ($10,500 - $5,500) / ($130,500 - $5,500)) =
$5,500 x (1 - ($5,000 / $125,000)) =
$5,500 x (1 - .04) =
$5,500 x .96 = $5,280

B-27

The Guaranteed Minimum Accumulation Benefit decreases as a result of the withdrawal:
(Guaranteed Minimum Accumulation Benefit prior to withdrawal – Remaining Annual Withdrawal Limit) x (1 - (Amount of withdrawal in excess of the Annual Withdrawal Amount / (Contract Value – Remaining Annual Withdrawal Amount)))
($115,500 - $5,500) x (1 - ($10,500 - $5,500) / ($130,500 - $5,500)) =
$110,000 x (1 - ($5,000 / $125,000)) =
$110,000 x (1 - .04) =
$110,000 x 0.96 = $105,600
After the withdrawal, the Guaranteed Growth Death Benefit is $123,562.08, the Guaranteed Growth Death Benefit cap is $199,000, the Remaining Benefit Amount is $100,320, the Annual Withdrawal Amount is $5,280, and the Guaranteed Minimum Accumulation Benefit is $105,600.
Example 3. Total Protection Rider at the end of 10 Years .
Continuing from Example 2, assume the Owner does not reset the Guaranteed Minimum Accumulation Benefit term for the first 10 Contract Years. At the end of 10 Contract Years, the Owner’s Contract Value is $104,000, and the Guaranteed Minimum Accumulation Benefit is $105,600. Because the Guaranteed Minimum Accumulation Benefit exceeds the Contract Value, the difference of $1,600 will be added to the Owner’s Contract Value. Once this additional amount has been added to the Owner’s Contract Value, the Guaranteed Minimum Accumulation Benefit terminates.
Example 4. How Advisory Fee Withdrawals Reduce the Total Protection Rider . Assume:
(i)	The Owner purchases the Contract with the Total Protection Rider.
(ii)	The initial Purchase Payment is $100,000.
At Contract issue, the Guaranteed Growth Death Benefit is $100,000, the Guaranteed Growth Death Benefit cap is $200,000 ($100,000 x 200%), the Remaining Benefit Amount is $100,000 ($100,000 x 100%), the Annual Withdrawal Amount is $5,000 ($100,000 x 5%), and the Guaranteed Minimum Accumulation Benefit is $105,000 ($100,000 x 105%).
A $1,000 advisory fee is withdrawn from the Contract. Immediately prior to the withdrawal, the Guaranteed Growth Death Benefit has increased to $110,563, the Guaranteed Growth Death Benefit cap is $200,000, the Remaining Benefit Amount is $100,000, the Annual Withdrawal Amount is $5,000, and the Guaranteed Minimum Accumulation Benefit is $105,000.
Because the advisory fee of $1,000 is less than the Annual Withdrawal Amount of $5,000, the withdrawal reduces the Guaranteed Minimum Withdrawal Benefit dollar for dollar as follows:
Guaranteed Growth Death Benefit - Advisory Fee Withdrawal Amount =
$110,563 - $1,000 = $109,563
The Guaranteed Growth Death Benefit cap is reduced as follows:
Guaranteed Growth Death Benefit Cap Prior to Advisory Fee Withdrawal - (Advisory Fee Withdrawal Amount x 200%) =
$200,000 - ($1,000 x 200%) =
$200,000 - $2,000 = $198,000
The remaining Annual Withdrawal Amount is reduced as follows:
Annual Withdrawal Amount Prior to Advisory Fee Withdrawal - Advisory Fee Withdrawal Amount =
$5,000 - $1,000 = $4,000
Because the advisory fee is less than the Annual Withdrawal Amount of $5,000, the withdrawal reduces the Remaining Benefit Amount dollar for dollar as follows:

B-28

Remaining Benefit Amount Prior to Advisory Fee Withdrawal – Advisory Fee Withdrawal Amount =
$100,000 - $1,000 = $99,000
Because the advisory fee is less than the Annual Withdrawal Amount of $5,000, the withdrawal reduces the Guaranteed Minimum Accumulation Benefit dollar for dollar as follows:
Guaranteed Minimum Accumulation Benefit Prior to Advisory Fee Withdrawal - Advisory Fee Withdrawal Amount =
$105,000 - $1,000 = $104,000
If the advisory fee withdrawal is $6,000 (and therefore greater than the Annual Withdrawal Amount), benefits under the Total Protection Rider are reduced proportionately.
The Guaranteed Growth Death Benefit is reduced as follows:
(Guaranteed Growth Death Benefit – Annual Withdrawal Amount) x [1 - (Advisory Fee Withdrawal Amount - Annual Withdrawal Amount)/(Contract Value prior to Advisory Fee Withdrawal - Annual Withdrawal Amount)] =
($110,563 - $5,000) x [1 - ($6,000 - $5,000)/($100,000 - $5,000)] =
($105,563 x [1 - ($1,000/$95,000)] = $104,451.81
The Guaranteed Growth Death Benefit Cap is reduced as follows:
Guaranteed Growth Death Benefit Cap Prior to Advisory Fee Withdrawal - (Advisory Fee Withdrawal Amount x 200%) =
            $200,000 - ($6,000 x 200%) =
            $200,000 - $12,000 = $188,000
After the withdrawal, the remaining Annual Withdrawal Amount is $0. The advisory fee withdrawal will proportionately reduce the Annual Withdrawal Amount available in future Contract Years. The Annual Withdrawal Amount for the next Contract Year is calculated as follows:
Annual Withdrawal Amount Prior to Advisory Fee Withdrawal x [1 - (Advisory Fee Withdrawal Amount - Annual Withdrawal Amount)/(Contract Value Prior to Advisory Fee Withdrawal - Annual Withdrawal Amount)] =
      $5,000 x [1 - ($6,000 - $5,000)/($100,000 - $5,000)] =
      $5,000 x [1 - ($1,000/$95,000)] = $4,947.37
The Remaining Benefit Amount is reduced as follows:
(Remaining Benefit Amount Prior to Advisory Fee Withdrawal - Annual Withdrawal Amount) x [1 - (Advisory Fee Withdrawal Amount - Annual Withdrawal Amount)/(Contract Value Prior to Advisory Fee Withdrawal - Annual Withdrawal Amount)] =
($100,000 - $5,000) x [1 - ($6,000 - $5,000)/($100,000 - $5,000)] =
$95,000 x [1 - ($1,000/$95,000)] = $94,000
The Guaranteed Minimum Accumulation Benefit is reduced as follows:
(Guaranteed Minimum Accumulation Benefit Prior to Advisory Fee Withdrawal - Annual Withdrawal Amount) x [1 - (Advisory Fee Withdrawal Amount - Annual Withdrawal Amount)/(Contract Value Prior to Advisory Fee Withdrawal - Annual Withdrawal Amount)] =
($105,000 - $5,000) x [1 - ($6,000 - $5,000)/($100,000 - $5,000)] =
$100,000 x [1 - ($1,000/$95,000)] = $98,947.37
B-29

APPENDIX C
Automatic Bonus Credit Rider

During the period of May 1, 2005 through December 31, 2007, the Company automatically issued a rider, which made available a Bonus Credit; provided, however, that the rider was available only if (1) the Company issued the Contract during the period of May 1, 2005 through December 31, 2007; (2) the Contract was issued without a 0‑Year Alternate Withdrawal Charge Rider; and (3) the age of any Owner on the Contract Date was 80 or younger.
The Bonus Credit, which was added to Contract Value, generally was equal to 2% of each Purchase Payment made in the first Contract Year. If the Contract was issued with a 4-Year Alternate Withdrawal Charge Rider, the Bonus Credit was equal to 1% of each Purchase Payment made in the first Contract Year, and if the Contract was issued with a 0-Year Alternate Withdrawal Charge Rider, the Bonus Credit was not available. The Company applied the Bonus Credit to Contract Value at the time the Purchase Payment was effective, and any Bonus Credit was allocated among the Subaccounts in the same proportion as the applicable Purchase Payment. This rider is no longer available, but if your Contract was issued with this rider, you received the applicable Bonus Credit amount with respect to all Purchase Payments made during the first Contract Year. If you purchased the Contract in connection with the transfer or exchange of a variable annuity contract issued by another insurance company, the Company made the automatic Bonus Credit available only if your application was submitted during the period of May 1, 2005 through December 31, 2007 and your initial Purchase Payment was received by the Company no later than February 28, 2008.
The Bonus Credit is subject to any applicable withdrawal charge. There was no charge for this rider.

C-1

The Statement of Additional Information (SAI) contains additional information about the Contract, us, and the Separate Account, including financial statements. The SAI is dated the same date as this Prospectus and the SAI is incorporated by reference into this Prospectus. You may request a free copy of the SAI or submit inquiries about the Contract by writing the Company at its Administrative Office, P.O. Box 750497, Topeka, KS 66675-0497, by calling 1-800-888-2461 or by visiting us online at https://dfinview.com/SecurityBenefit/TAHD/814121489?site=PSBL .
You may also obtain reports and other information about the Separate Account on the SEC’s website at www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov .

EDGAR contract identifier: C000227296

Prospectus

AEA VALUEBUILDER VARIABLE ANNUITY

May 1, 2021

Important Privacy
Notice Included

See Back Cover

Variable annuity contracts issued by Security Benefit Life Insurance Company and offered by Security Distributors, LLC

AEA 32027-03200-00	2021/05/01

AEA VALUEBUILDER VARIABLE ANNUITY
Individual Flexible Purchase Payment
Deferred Variable Annuity Contracts
SBL Variable Annuity Account XIV

Issued By: Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636-0001 1 - 800 - 888-2461 www.securitybenefit.com	Mailing Address: Security Benefit Life Insurance Company P.O. Box 750497 Topeka, Kansas 66675-0497

This Prospectus describes the AEA Valuebuilder Variable Annuity (the “Contract”), which is an individual flexible purchase payment deferred variable annuity contract issued by Security Benefit Life Insurance Company (the “Company”). The Contract is designed to give you flexibility in planning for retirement and other financial goals. The Contract was sold on an individual basis in connection with a retirement plan qualified under Section 402A, 403(b), 408 or 408A of the Code. The Contract may be available through third-party financial intermediaries who charge an advisory fee for their services. This fee is in addition to Contract fees and expenses. If you elect to pay the advisory fee from your Contract Value, then this deduction will reduce death benefits and other guaranteed benefits, perhaps significantly, and may be subject to federal and state income taxes and a 10% federal penalty tax. The Contract is currently not sold to new investors.
You may allocate your Purchase Payments and Contract Value to one or more of the Subaccounts that comprise a separate account of the Company called the SBL Variable Annuity Account XIV , or to the Fixed Account. Each Subaccount invests in a corresponding mutual fund ( each, an “Underlying Fund”). The Underlying Funds currently available under the Contract are listed and described in Appendix A to this Prospectus (entitled “Underlying Funds Available Under the Contract”).

The Contract was made available under the AEA Valuebuilder Program pursuant to an agreement between the Company (and certain of its affiliates) and a subsidiary of the Alabama Education Association (the “AEA”). Although this agreement has expired, the Company continues to be obligated to pay the AEA’s subsidiary an annual fee in exchange for receiving certain services in connection with the Contract.
This Prospectus sets forth information about the Contract and the Separate Account that you should know before purchasing the Contract. This Prospectus should be kept for future reference. Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov .
If you are a new investor in the Contract, you may cancel your Contract within 10 days of receiving it without paying fees or penalties. In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total Contract Value. Neither the refund nor the Contract Value will include any Credit Enhancements, if applicable. You should review this Prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Expenses for this Contract, if purchased with an Extra Credit Rider, may be higher than expenses for a contract without the Extra Credit Rider. The amount of Credit Enhancement may be more than offset by additional fees and charges. All or a portion of your Credit Enhancement may be recaptured upon cancellation of your Contract under the free look provision, surrender, annuitization withdrawal, or death.

The Contract is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your Contract can go up and down and you could lose money.

Date: May 1, 2021

AEA 320	Protected by U.S. Patent No. 7,251,623 B1.	27-03200-00 2021/05/01

Beginning on January 1, 2021 , as permitted by regulations adopted by the SEC, paper copies of the shareholder reports for Underlying Funds available under your Contract will no longer be sent by mail, unless you specifically request paper copies of the reports from the Company. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
You may elect to receive all future reports in paper free of charge. You can inform the Company that you wish to continue receiving paper copies of your shareholder reports by calling 1 - 800 - 888-2461. Your election to receive reports in paper will apply to all Underlying Funds available under your Contract .
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Definitions

Various terms commonly used in this Prospectus are defined as follows:
Accumulation Unit — A unit of measure used to calculate Contract Value.
Administrative Office — Security Benefit Life Insurance Company, P.O. Box 750497, Topeka, Kansas 66675‑0497.
Annuitant — The person that you designate on whose life annuity payments may be determined. If you designate Joint Annuitants, “Annuitant” means both Annuitants unless otherwise stated.
Annuity (“annuity”)  — A series of periodic income payments made by the Company to an Annuitant, Joint Annuitant, or Designated Beneficiary during the period specified in the Annuity Option.
Annuity Options — Options under the Contract that prescribe the provisions under which a series of annuity payments are made.
Annuity Period — The period beginning on the Annuity Start Date during which annuity payments are made.
Annuity Start Date — The date when annuity payments begin.
Annuity Unit — A unit of measure used to calculate variable annuity payments under Options 1 through 4, 7 and 8.
Automatic Investment Program — A program pursuant to which Purchase Payments are automatically paid from your bank account on a specified day of each month or a salary reduction agreement.
Company  — Security Benefit Life Insurance Company. The Company is also identified herein as “we,” “our,” or “us.”
Contract  —The flexible purchase payment deferred variable annuity contract described in this Prospectus
Contract Date — The date the Contract begins as shown in your Contract. Contract anniversaries are measured from the Contract Date. The Contract Date is usually the date that your initial Purchase Payment is credited to the Contract.
Contract Debt — The unpaid loan balance including accrued loan interest.
Contract Value — The total value of your Contract which includes amounts allocated to the Subaccounts and the Fixed Account as well as any amount set aside in the Loan Account to secure loans as of any Valuation Date.
Contract Year — Each twelve-month period measured from the Contract Date.
Credit Enhancement — An amount added to Contract Value under the Extra Credit Rider.
Designated Beneficiary — The person having the right to the death benefit, if any, payable upon the death of the Owner or the Joint Owner prior to the Annuity Start Date.
Fixed Account — An account that is part of the Company’s General Account to which you may allocate all or a portion of your Contract Value to be held for accumulation at fixed rates of interest (which may not be less than the Guaranteed Rate) declared periodically by the Company. See “The Fixed Account.”
General Account — All assets of the Company other than those allocated to the Separate Account or to any other separate account of the Company.
 Guaranteed Rate — The minimum interest rate earned on Contract Value allocated to the Fixed Account, which accrues daily and ranges from an annual effective rate of 1% to 3 % based upon the state in which the Contract is issued and the requirements of that state.
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Internal Revenue Code or the Code  — The Internal Revenue Code of 1986, as amended.
Owner — The person entitled to the ownership rights under the Contract and in whose name the Contract is issued.
Participant — A Participant under a Qualified Plan.
Purchase Payment — An amount initially paid to the Company as consideration for the Contract and any subsequent amounts paid to the Company under the Contract.
Separate Account — The SBL Variable Annuity Account XIV, a separate account of the Company that consists of accounts, referred to as Subaccounts, each of which invests in a corresponding Underlying Fund.
Subaccount — A division of the Separate Account which invests in a corresponding Underlying Fund.
Underlying Fund — A mutual fund or series thereof that serves as an investment vehicle for its corresponding Subaccount.
Valuation Date — Each date on which the Separate Account is valued, which currently includes each day that the New York Stock Exchange is open for trading. Each Valuation Date closes at the end of regular trading on the New York Stock Exchange (normally, 3:00 p.m. Central Time). The New York Stock Exchange is scheduled to be closed on weekends and on observation of the following holidays: New Year’s Day, Martin Luther King,   Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.
Valuation Period — A period used in measuring the investment experience of each Subaccount of the Separate Account. The Valuation Period begins at the close of one Valuation Date and ends at the close of the next Valuation Date.
Withdrawal Value — The amount you will receive upon full withdrawal of the Contract. It is equal to Contract Value less any Contract Debt, any applicable withdrawal charges, any pro rata account administration charge and any uncollected premium taxes. If the Extra Credit Rider is in effect, Contract Value will also be reduced by any Credit Enhancements that have not yet vested. The Withdrawal Value during the Annuity Period under Option 7 is the present value of future annuity payments commuted at the assumed interest rate, less any applicable withdrawal charges and any uncollected premium taxes.
Important Information You Should Consider About the Contract

	FEES AND EXPENSES	Location in Prospectus
Charges for Early Withdrawals
If you withdraw money from your Contract within 7 years following your last Purchase Payment, you may be assessed a surrender charge of up to 7% (as a percentage of the portion of the withdrawal amount consisting of Purchase Payments), declining to 0% in the eighth year.

For example, if you were to withdraw $100,000 during a surrender charge period, you could be assessed a surrender charge of up to $7,000.
Fee Table – Examples Charges and Deductions – Contingent Deferred Sales Charge
Transaction Charges	Other than surrender charges, there are no charges for other contract transactions (e.g., transferring money between investment options).	Not Applicable
Ongoing Fees and Expenses (annual charges)	The table below describes the current fees and expenses of the Contract that you may pay each year, depending on the options you choose. Interest on any Contract loans is not reflected. The fees and expenses do not reflect any advisory fees paid to financial intermediaries from your Contract Value or other assets. If such charges were reflected, the fees and expenses would be higher Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.	Fee Table – Examples Charges and Deductions –
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	Annual Fee	Minimum	Maximum	Mortality and Expense Risk Charge Administration Charge Account Administration Charge Optional Rider Charges Appendix A – Underlying Funds Available Under the Contract
	Base Contract[1]	1.10%	1.25%
	Investment options[2] (Underlying Fund fees and expenses)	0.73%	1.73%
	Optional benefits available for an additional charge[3] (for a single optional benefit, if elected)	0.05%	0.85%
1 As a percentage of Contract Value allocated to the Separate Account. Any charge above the minimum charge of 1.10% is deducted from your Contract Value on a monthly basis. The charge shown also includes the account administration charge.
2 As a percentage of Underlying Fund average net assets.
3 As a percentage of Contract Value.

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add surrender charges that substantially increase costs.

	Lowest Annual Cost: $1,713.03	Highest Annual Cost: $3,082.94
Assumes:
• Investment of $100,000
• 5% annual appreciation
• Least expensive combination of Base Contract charge and Underlying Fund fees and expenses
• No optional benefits
• No sales charges or advisory fees
• No additional Purchase Payments, transfers or withdrawals
• No Contract Loans
• No Credit Enhancement amounts

Assumes:
• Investment of $100,000
• 5% annual appreciation
• Most expensive combination of Base Contract charge, optional benefits and Underlying Fund fees and expenses
• No sales charges or advisory fees
• No additional Purchase Payments, transfers or withdrawals
• No Contract Loans
• No Credit Enhancement amounts

	RISKS			Location in Prospectus
Risk of Loss	You can lose money by investing in this Contract, including loss of principal.			Principal Risks of Investing in the Contract Charges and Deductions – Contingent Deferred Sales Charge The Contract – General
Not a Short-Term Investment
• This Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash.

• Surrender charges may apply to withdrawals. If you take a withdrawal, a surrender charge may reduce the value of your Contract or the amount of money that you actually receive. Withdrawals may also reduce or terminate Contract guarantees.

• The benefits of tax deferral and long-term income mean the Contract is more beneficial to investors with a long time horizon.

Risks Associated with Investment Options
• An investment in this Contract is subject to the risk of poor investment performance. Performance can vary depending on the performance of the investment options that you choose under the Contract.
• Each investment option (including the Fixed Account option, if available) has its own unique risks.
• You should review the investment options before making an investment decision.
Appendix A – Underlying Funds Available Under the Contract
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Insurance Company Risks
An investment in the Contract is subject to the risks related to us, Security Benefit Life Insurance Company. Any obligations (including under the Fixed Account option), guarantees or benefits of the Contract are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you. More information about Security Benefit Life Insurance Company, including our financial strength ratings, is available upon request by calling 1-800-888-2461 or visiting www.securitybenefit.com .
Information About the Company, the Separate Account, and the Underlying Funds – Security Benefit Life Insurance Company
	RESTRICTIONS	Location in Prospectus
Investments
•   Certain investment options may not be available under your Contract.
•   Certain Subaccounts prohibit you from transferring out and back in the same Subaccount within a period of calendar days.
•   We reserve the right to limit your transfers to 14 in a Contract Year, to suspend transfers to limit the transfer amounts, and to limit transfers in circumstances of frequent or large transfers.
•   There are certain restrictions on transfers from the Fixed Account to the Subaccounts.
•   We reserve the right to add, remove or substitute the Underlying Funds available as investment options under the Contract.

General Information

The Contract – Transfers of Contract Value – Frequent Transfer Restrictions

The Fixed Account – Transfers and Withdrawals from the Fixed Account

Other Information – Changes to Investments

Optional Benefits
•   Optional benefits were only available at Contract issue. You cannot change or cancel the benefits that you select after they are issued.
•   Certain optional benefits are not available in every state and are subject to age restrictions.
•   Optional benefits may restrict the investment options that you may select under the Contract. We may change these restrictions in the future.
•   We do not have the right to modify or terminate an optional benefit. Withdrawals, however, may reduce the value of an optional benefit by an amount greater than the value withdrawn or cause the benefit to terminate.
•   If you elect to pay third-party advisory fees from your Contract Value, then the deduction will reduce the death benefits and other guaranteed benefits, perhaps significantly, and may be subject to federal and state income taxes and a 10% federal penalty tax.
Benefits Under the Contract Benefits Under the Contract The Contract – Withdrawals to Pay Advisory Fees Charges and Deductions – Deduction of Advisory Fees
	TAXES	Location in Prospectus
Tax Implications
•   Consult with a tax professional to determine the tax implications of an investment in and payments received under the Contract.
•   If you purchased the Contract through a tax-qualified plan or IRA, you do not get any additional tax benefit under the Contract.
•   Earnings on your contract are taxed at ordinary income tax rates when you withdraw them, and you may have to pay a penalty if you take a withdrawal before age 59½.
Federal Tax Matters – Introduction Federal Tax Matters – Income Taxation of Annuities in General—Non Qualified Contracts
	CONFLICTS OF INTEREST	Location in Prospectus
Investment Professional Compensation
Your investment professional may receive compensation for selling this Contract to you, in the form of commissions, additional payments, and non-cash compensation. We may share the revenue we earn on this Contract with your investment professional’s firm. This conflict of interest may influence your investment professional to recommend this Contract over another investment for which the investment professional is not compensated or is compensated less.
Other Information – Sale of the Contract

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Exchanges
Some investment professionals may have a financial incentive to offer you a new contract in place of the one you already own. You should only exchange a contract you already own if you determine, after comparing the features, fees and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing contract.
Additional Compensation Paid to Selected Selling Broker-Dealers

Overview of the Contract

Purpose of the Contract  — The Contract is a variable annuity contract. The Contract is designed for retirement planning purposes. You make investments in the Contract’s investment options during the accumulation phase. The value of your investments is used to calculate your benefits under the Contract. At the end of the accumulation phase, we use that accumulated value to calculate the payments that we make during the annuity phase. These payments can provide or supplement your retirement income. Generally speaking, the longer your accumulation phase, the greater your accumulated value will be for setting your benefits and annuity payouts. The Contract also includes a death benefit to help financially protect your Designated Beneficiary.
This Contract may be appropriate for you if you have a long investment time horizon. Each Purchase Payment is subject to a withdrawal charge for seven years from the date of that Purchase Payment. This means that a Purchase Payment made in year eight of the Contract will be subject to a withdrawal charge until year 15 of the Contract. Because of the withdrawal charge and the possibility of income tax and tax penalties on early withdrawals, the Contract should not be viewed as an investment vehicle offering low cost liquidity. Your financial goal in acquiring the Contract should focus on a long-term insurance product, offering the prospect of investment growth.
Phases of the Contract  — The Contract has two phases: (1) an accumulation (savings) phase, prior to the Annuity Start Date; and (2) a payout (income) phase (called the Annuity Period), after the Annuity Start Date.
Accumulation Phase. During the accumulation phase, earnings accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. To accumulate value during the accumulation phase, you invest your Purchase Payments and earnings in the Subaccounts that are available under the Contract, which, in turn, invest in Underlying Funds with different investment strategies, objectives, and risk/reward profiles. You may allocate all or part of your Purchase Payments and Contract Value to the Subaccounts. Amounts that you allocate to a Subaccount will increase or decrease in dollar value depending in part on the investment performance of the Underlying Fund in which such Subaccount invests. In only limited circumstances, the Fixed Account option which guarantees the principal and a minimum interest rate, may also be available for investment. If the Fixed Account is available under your Contract, you may allocate all or part of your Purchase Payments and transfer Contract Value to the Fixed Account, which is part of the Company’s General Account.
A list of Underlying Funds in which you currently can invest is provided at the back of this Prospectus. See   Appendix A: Underlying Funds Available Under the Contract.
Annuity (Payout) Phase. The Annuity phase   occurs after the Annuity Start Date and is when you or a designated payee begin receiving regular Annuity payments from your Contract. The Contract provides several Annuity Options. You should carefully review the Annuity Options with your financial or tax adviser. For Contracts used in connection with a Qualified Plan, reference should be made to the terms of the particular plan and the requirements of the Internal Revenue Code for pertinent limitations respecting annuity payments and other matters.
The payments may be fixed or variable or a combination of both. Variable payments will vary based on the performance of the Subaccounts you select. Unless you direct otherwise, proceeds derived from Contract Value allocated to the Subaccounts will be applied to purchase a variable annuity and proceeds derived from Contract Value allocated to the Fixed Account will be applied to purchase a fixed annuity.
Please note that if you annuitize, your investments will be converted to income payments and you generally will no longer be able to withdraw money at will from your Contract. However, under Annuity Options 5, 6 and 7 (and only if the Owner has elected variable annuity payments or a combination of variable and fixed annuity payments under Annuity Option 7), withdrawals (other than systematic withdrawals) are permitted after the Annuity Start Date. Optional benefits (e.g., the Annual Stepped Up Death Benefit) terminate upon annuitization if you elect one of Annuity Options 1 through 4, 7, or 8. If you elect Annuity Option 5 or 6, the optional benefit will continue after the Annuity Start Date if you purchase one of the Waiver of Withdrawal Charge Riders or the 0-Year or 4-Year
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Alternate Withdrawal Charge Rider, and the Company will continue to deduct optional benefit charges after the Annuity Start Date.
Contract Features  —
Accessing Your Money. Before your Contract is annuitized, you can withdraw money from your Contract at any time. If you take a withdrawal, you may have to pay income taxes, including a tax penalty if you are younger than age 59½.
Tax Treatment. You can transfer money between investment options without tax implications, and earnings (if any) on your investments are generally tax-deferred. You are taxed only upon: (1) making a withdrawal; (2) surrender of the Contract; (3) receiving a payment from us; or (4) payment of a death benefit.
Death Benefits. For Contract Owners aged 80 or younger on the Contract issue date, the Contract includes a standard death benefit that will pay the higher of Contract Value or total Purchase Payments (adjusted for any outstanding Contract Debt, any pro rata account administrative charge, prior withdrawals, including any withdrawal charges, and any uncollected premium tax) upon your or the Annuitant’s death. For Contract Owners aged 81 and older or the Contract issue date, the standard death benefit will be equal to the Contract Value only. If you elect to purchase an optional rider that provides an enhanced death benefit for an additional charge, you have the opportunity to leave your beneficiary a death benefit greater than the standard death benefit.
Loans. If you own a Contract issued in connection with a retirement plan that is qualified under Section 403(b) of the Internal Revenue Code, you may be able to borrow money under your Contract using the Contract Value as the only security for the loan.
Extra Credit Rider. For an additional cost during the first seven Contract years, the Company adds to your Contract Value an amount known as a   Credit Enhancement, which is based on a percentage of any Purchase Payments made in the first Contract Year. In the past, we offered a version of this rider at no cost. All or portion of your Credit Enhancement may be recaptured upon free look, surrender, withdrawal, or death.
Alternate Withdrawal Charge. For an additional cost, this rider makes available an alternative shorter withdrawal charge schedule. The withdrawal charge varies depending on the Purchase Payment age and will apply in lieu of the Contract’s seven-year withdrawal charge schedule.
Advisory Fees. Deductions from your Contract Value to pay third-party advisory fees are treated as withdrawals under the Contract, but no surrender charge is assessed on such withdrawals and the deduction of advisory fees will not count toward the annual free withdrawal amount. If you elect to pay advisory fees from your Contract Value, then the deduction will reduce the death benefits and other guaranteed benefits, perhaps significantly, and may be subject to federal and state income taxes and a 10% federal penalty tax.
Additional Services — We offer several additional services:
Dollar Cost Averaging. You direct us to systematically transfer Contract Value among the Subaccounts and the Fixed Account on a monthly, quarterly, semiannual, or annual basis.
      Asset Reallocation Option. You direct us to automatically reallocate your Contract Value to return to your original percentage investment allocations on a periodic basis.

Systematic Withdrawals. You receive regular automatic withdrawals from your Contract on a monthly, quarterly, annual or semi-annual basis, provided that each payment must amount to at least $100 (unless we consent otherwise).
Fee Table

The following tables describe the fees and expenses that you will pay when buying, owning, surrendering or making withdrawals from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected .
The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender or make withdrawals from the Contract, or transfer Contract Value between investment options. State premium taxes may also be deducted. The fees and expenses do not reflect any advisory fees paid to financial intermediaries from your Contract Value or other assets. If such charges were reflected, the fees and expenses would be higher.
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Transaction Expenses
Charge
Sales Load on Purchase Payments	None
Maximum Surrender Charge (as a percentage of amount withdrawn attributable to Purchase Payments)	7% [1]
Transfer Fee (per transfer)	None
1   We also refer to this charge as a contingent deferred sales charge, withdrawal charge, and sales charge. The amount of the surrender charge is determined by reference to how long your Purchase Payments have been held under the Contract. A free withdrawal is available in each Contract Year equal to (1) 10% of Purchase Payments, excluding any Credit Enhancements, in the first Contract Year, and (2) 10% of Contract Value as of the first Valuation Date of the Contract Year in each subsequent Contract Year. See “Full and Partial Withdrawals” and “Contingent Deferred Sales Charge” for more information.

The next table describes the fees and expenses that you will pay each year during the time that you own the Contract, not including fees and expenses of the Underlying Funds. If you choose to purchase an optional benefit, you will pay additional charges, as shown below.
Annual Contract Expenses
Charge
Administration Charge	$30 [1]
Net Loan Interest Charge [2]	2.75%
Base Contract Expenses (as a percentage of average Contract Value) [3]	1.25%
Optional Rider Expenses Under the Contract (as a percentage of Contract Value) [4]
4% Extra Credit Rider [5]	0.55%
Annual Stepped Up Death Benefit	0.20%
Waiver of Withdrawal Charge*	0.05%
Waiver of Withdrawal Charge – 15 Years or Disability*	0.05%
Alternate Withdrawal Charge Rider (0-Year)*	0.70%
Alternate Withdrawal Charge Rider (4-Year) 6*	0.55%
Riders Available For Purchase ONLY Prior to February 1, 2010
3% Guaranteed Minimum Income Benefit Rider	0.15%
5% Guaranteed Minimum Income Benefit Rider	0.30%

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3% Guaranteed Growth Death Benefit Rider	0.10%
5% Guaranteed Growth Death Benefit Rider	0.20%
6% Guaranteed Growth Death Benefit Rider	0.25%
7% Guaranteed Growth Death Benefit Rider	0.30%
Combined Annual Stepped Up Death Benefit Rider and Guaranteed Growth Death Benefit Rider	0.25%
Enhanced Death Benefit Rider	0.25%
Combined Enhanced Death Benefit Rider and Annual Stepped Up Death Benefit Rider	0.35%
Combined Enhanced Death Benefit Rider and Guaranteed Growth Death Benefit Rider	0.35%
Combined Enhanced Death Benefit Rider, Annual Stepped Up Death Benefit Rider, and Guaranteed Growth Death Benefit Rider	0.40%
3% Extra Credit Rider [5]	0.40%
5% Extra Credit Rider [5]	0.70%
Waiver of Withdrawal Charge Rider – 10 Years or Disability*	0.10%
Waiver of Withdrawal Charge Rider – Hardship*	0.15%
Waiver of Withdrawal Charge Rider – 5 Years and Age 59½*	0.20%
* Charges for these riders will continue after the Annuity Start Date if you select Annuity Option 5 or 6.
1 We call this fee the account administration charge in your Contract, as well as in other places in this Prospectus. A pro rata account administration charge is deducted (1) upon full withdrawal of Contract Value; (2) upon the Annuity Start Date if one of Annuity Options 1 through 4, 7 or 8 is elected; and (3) upon payment of a death benefit. The account administration charge will be waived if your Contract Value is $50,000 or more upon the date it is to be deducted. This fee is presented as part of the Base Contract Expenses in the section entitled “Important Information You Should Consider About Your Contract” earlier in this Prospectus.
2 The net loan cost equals the difference between the amount of interest the Company charges you for a loan (the Guaranteed Rate plus 2.75% and the amount of total rider charges) and the amount of interest the Company credits to the Loan Account, which is credited at the Guaranteed Rate. The highest net cost of a loan is 2.75%, plus the amount of any applicable rider charges.
3 This charge is comprised of a mortality and expense risk charge and administration charge. The mortality and expense risk charge is reduced for larger Contract Values as follows: Less than $25,000 – 1.10% (Base Contract Expenses would be the maximum charge stated above); $25,000 or more – 0.95% (Maximum Base Contract Expenses would be 1.10%). The minimum mortality and expense risk charge is deducted daily. Any mortality and expense risk charge above the minimum charge of 0.95% is deducted from your Contract Value on a monthly basis. During the Annuity Period, the mortality and expense risk charge under Options 5 and 6 is calculated and deducted in the same manner. However, the annual mortality and expense risk charge is 1.25% under Annuity Options 1 through 4, 7 and 8 (making the Base Contract Expenses 1.40%), in lieu of the amounts described above, and is deducted daily. See the discussion under “Mortality and Expense Risk Charge.”
4 You may not select riders with a total charge that exceeds 1.55% of the Contract Value (1.00% of Contract Value if you select a 0-Year Alternate Withdrawal Charge Rider).
5 The Company will deduct the charge for this rider during the seven-year period beginning on the Contract Date.
6 If the 4-Year Alternate Withdrawal Charge Rider has not been approved in a state, a 3-Year Alternate Withdrawal Charge Rider is available for a charge of 0.40%. See “Alternate Withdrawal Charge.”

The next table below shows the minimum and maximum total operating expenses charged by the Underlying Funds you may pay periodically during the time that you own the Contract. A complete list of Underlying Funds available under the Contract, including their annual expenses, may be found in Appendix A: Underlying Funds Available Under the Contract and Optional Rider Investment Restrictions   to this Prospectus.
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Annual Underlying Fund Expenses
Minimum	Maximum
Annual Underlying Fund Expenses [1]	0.73%	1.73%
Net Annual Underlying Fund Operating Expenses (after contractual waivers/reimbursements) [2]	0.73%	1.69%
1 Expenses deducted from Underlying Fund assets include management fees, distribution (12b-1) fees, service fees and other expenses.
2 Certain of the Underlying Funds have entered into contractual expense waiver or reimbursement arrangements that reduce fund expenses during the period of the arrangement. These arrangements vary in length, and are in place at least through April 30, 2022.

Examples  — These Examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, the Annual Contract Expenses and annual Underlying Fund fees and expenses but do not include state premium taxes, which may be applicable to your Contract. The Examples do not reflect any advisory fees paid to financial intermediaries from your Contract Value or other assets. If such fees were reflected, the costs would be higher.
The Examples assume that you invest $ 100 ,000 in the Contract for the time periods indicated. The Examples also assume that your investment has a 5% return each year and you elect the most expensive combination of optional benefits available for an additional charge. The first Example assumes the most expensive Annual Underlying Funds Expenses. The second Example assumes the least expensive Annual Underlying Funds Expenses . Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Based on the Most Expensive Annual Underlying Fund Expenses	1 Year	3 Years	5 Years	10 Years
If you surrender your Contract at the end of the applicable time period	$10,944.25	$19,397.91	$26,993.09	$47,105.39
If you do not surrender ; or if you annuitize your Contract at the end of the applicable time period.	$4,631.03	$13,945.63	$23,330.72	$47,105.39

Based on the Least Expensive Annual Underlying Fund Expenses	1 Year	3 Years	5 Years	10 Years
If you surrender your Contract at the end of the applicable time period	$9,995.47	$16,685.49	$22,577.34	$38,818.80
If you do not surrender; or if you annuitize your Contract at the end of the applicable time period	$3,647.25	$11,093.19	$18,745.71	$38,818.80

Principal Risks of Investing in the Contract

Risk of Investment Loss  — The Contract involves risks, including possible loss of principal. You bear the risk of any decline in the Contract Value resulting from the performance of the Subaccounts you have chosen. Your losses could be significant. This risk could have a significant negative impact on certain benefits and guarantees under the Contract.
This Contract is not a deposit or obligation of, or guaranteed or endorsed by, any bank. This Contract is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.
Short-Term Investment Risk/Withdrawal Risk  — The Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash. If you plan to withdraw money or surrender the Contract for short-term needs, it is not the right contract for you. A withdrawal charge may be assessed on withdrawals and surrenders, and it could be substantial. Each Purchase Payment is subject to a withdrawal charge for seven years from the date of that Purchase Payment. This means that a Purchase Payment made in year eight of the Contract will be subject to a withdrawal charge until year 15 of the Contract. If you make a withdrawal prior to
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age 59½, there may be adverse tax consequences, including a 10% IRS penalty tax. A withdrawal could reduce the value of certain optional benefits by an amount greater than the amount withdrawn and could result in termination of the benefit. A total withdrawal (surrender) will result in the termination of your Contract and any benefits.

The benefits of tax deferral, long-term income, and living benefit protections mean that this Contract is more beneficial to investors with a long-time horizon.
Subaccount Risk  — Amounts that you invest in the Subaccounts are subject to the risk of poor investment performance. You assume the investment risk. Generally, if the Subaccounts that you select make money, your Contract Value goes up, and if they lose money, your Contract Value goes down. Each Subaccount’s performance depends on the performance of its Underlying Fund. Each Underlying Fund has its own investment risks, and you are exposed to the Underlying Fund’s investment risks when you invest in a Subaccount.   You are responsible for selecting Subaccounts that are appropriate for you based on your own individual circumstances, investment goals, financial situation, and risk tolerance. The investment risks are described in the prospectuses for the Underlying Funds.
Managed Volatility Fund Risk  — Certain Underlying Funds utilize managed volatility strategies. These risk management techniques help us manage our financial risks associated with the Contract’s guarantees, like living and death benefits, because they reduce the incidence of extreme outcomes including the probability of large gains or losses. However, these strategies can also limit your participation in rising equity markets, which may limit the potential growth of your Contract Value and the potential growth of your guaranteed benefits and may therefore conflict with your personal investment objectives. In addition, the cost of these hedging strategies may negatively impact performance.
Purchase Payment Risk  — ability to make subsequent Purchase Payments is subject to restrictions. We reserve the right to refuse any Purchase Payment, to further limit your ability to make subsequent Purchase Payments with advance notice and require our prior approval before accepting Purchase Payments. There is no guarantee that you will always be permitted to make Purchase Payments.
Financial Strength and Claims-Paying Ability Risk  —  All guarantees under the Contract that are paid from our General Account (including under any Fixed Account option) are subject to our financial strength and claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you.
Cybersecurity and Business Disruption Risk  — Our business is highly dependent upon the effective operation of our computer systems and those of our business partners, so our business is vulnerable to systems failures and cyber-attacks. Systems failures and cyber-attacks may adversely affect us, your Contract, and your Contract Value. In addition to cybersecurity risks, we are exposed to the risk that natural and man-made disasters, pandemics (like COVID-19) and catastrophes may significantly disrupt our business operations and our ability to administer the Contract. There can be no assurance that we or our service providers will be able to successfully avoid negative impacts associated with systems failures, cyber-attacks, or natural and man-made disasters, pandemics and catastrophes. For more information about these risks, see “More About the Contract – Cyber Security and Certain Business Continuity Risks.”
Credit Enhancement Risk  — Expenses for a Contract with a Credit Enhancement may be higher than for a Contract without a Credit Enhancement. The amount of the Purchase Payment credit may be more than offset by the fees and charges associated with the credit. In addition, Credit Enhancements are excluded from the calculation of the optional living and death benefits. This means that, unlike Purchase Payments, a Credit Enhancement does not increase the value of such benefits.
Tax Consequences Risk  — Withdrawals are generally taxable (to the extent of any earnings on the Contract), and prior to the age 59 ½ a tax penalty may apply. In addition, even if the Contract is held for years before any withdrawal is made, the withdrawals are taxable as ordinary income rather than capital gains.
Advisory Fee Deduction Risk  — If you elect to pay third-party advisory fees from your Contract Value, then the deduction will reduce the death benefits and other guaranteed benefits, perhaps significantly, and may be subject to federal and state income taxes and a 10% federal penalty tax.
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Information About the Company,   the   Separate   Account, and the  Underlying Funds

Security Benefit Life Insurance Company — Security Benefit Life Insurance Company is a life insurance company organized under the laws of the State of Kansas. It was organized originally as a fraternal benefit society and commenced business February 22, 1892. The Company’s indirect parent, Eldridge Industries, LLC, owns, operates and invests in businesses across a wide range of sectors and is ultimately controlled by Todd L. Boehly .
The Company offers life insurance policies and annuity contracts, as well as financial and retirement services. It   is admitted to do business in the District of Columbia, and all states except New York. As of the end of 2020 , the Company had total assets under management of approximately $40.6 billion. The Company’s address is One Security Benefit Place, Topeka, Kansas 66636-0001 .
The Principal Underwriter for the Contracts is Security Distributors, LLC. (“SDL”), One Security Benefit Place, Topeka, Kansas 66636-0001. SDL, a wholly-owned subsidiary of the Company, is registered as a broker-dealer with the SEC and is a member of the Financial Industry Regulatory Authority (“FINRA”).
We are obligated to pay all amounts promised to you under your Contract. All guarantees under the Contract are subject to our financial strength and claims-paying capabilities. We provide information about our financial strength in reports filed with state insurance departments. You may obtain information about us by contacting us using the information stated on the cover page of this prospectus, visiting our website at www.securitybenefit.com or visiting the SEC’s website at www.sec.gov . You may also obtain reports and other financial information about us by contacting your state insurance department.
AEA Valuebuilder Program — Previously, this Contract was made available under the AEA Valuebuilder Program. The AEA Valuebuilder Program was established by the Alabama Education Association (the “AEA”) to encourage its members to save for retirement.
  Pursuant to an Agreement (the “AEA Agreement”) between the Company and Educator Benefits Corporation (“EBC”), a subsidiary of the AEA, the Company and its affiliates provided retirement plan products, such as the Contract, to AEA members. Also under the terms of the AEA Agreement, EBC provided certain services to the Company, including publicizing the availability of the Contract to AEA’s members under the AEA Valuebuilder Program.
The AEA Agreement expired pursuant to its terms effective May 31, 2007. Since that date, EBC has continued to provide certain services to the Company.
 The AEA Agreement requires the Company to make payments to EBC even after the Agreement terminates . For the period January 1, 2020 through December 31, 2020, the Company paid EBC $234,819.60.
The Company also has an agreement (the “NEA Agreement”) with NEA’s Member Benefits Corporation (“MBC”), a wholly-owned subsidiary of The National Education Association of the United States (the “NEA”), in connection with the NEA Valuebuilder Program. The NEA Valuebuilder Program provides investment products, including variable annuity contracts issued by the Company, in connection with retirement plans sponsored by school districts and other employers of NEA members and individual retirement accounts established by NEA members. Pursuant to the NEA Agreement, the Company has the exclusive right to offer certain products, including the Contract, under the NEA Valuebuilder Program (subject to limited exceptions), and MBC promotes the NEA Valuebuilder Program, including the Contract, to employers of NEA members and to members of the NEA and its state affiliates, such as the AEA, and provides certain services in connection with the NEA Valuebuilder Program.
You may wish to take into account these Agreements and the fees that have been paid when considering and evaluating any communications relating to the Contract. You should particularly note that the AEA Agreement granted the Company an exclusive right to offer retirement and savings products, including the Contract, under the AEA Valuebuilder Program.
Neither the AEA, EBC, NEA or MBC is registered as a broker-dealer or has a role in distributing the Contract or in providing any securities brokerage services. The Company and its affiliates are not affiliated with the AEA, EBC, NEA or MBC.
Published Ratings — The Company may from time to time publish in advertisements, sales literature and reports to Owners, the ratings and other information assigned to it by one or more independent rating organizations such as A.M. Best Company and Standard & Poor’s. The purpose of the ratings is to reflect the financial strength and/or claims-paying ability of the Company and should not be considered as bearing on the investment
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performance of assets held in the Separate Account. Each year A.M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best’s Ratings. These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims-paying ability of the Company as measured by Standard & Poor’s Insurance Ratings Services may be referred to in advertisements or sales literature or in reports to Owners. These ratings are opinions of an operating insurance company’s financial capacity to meet the obligations of its insurance and annuity policies in accordance with their terms. Such ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.

Separate Account — The Company established the Separate Account under Kansas law on June 26, 2000. The Contract provides that the income, gains, or losses of the Separate Account, whether or not realized, are credited to or charged against the assets of the Separate Account without regard to other income, gains, or losses of the Company. Kansas law provides that assets in the Separate Account attributable to the reserves and other liabilities under a Contract may not be charged with liabilities arising from any other business that the Company conducts if, and to the extent the Contract so provides. The Contract contains a provision stating that assets held in the Separate Account may not be charged with liabilities arising from other business that the Company conducts. The Company owns the assets in the Separate Account and is required to maintain sufficient assets in the Separate Account to meet all Separate Account obligations under the Contract. Such Separate Account assets are not subject to claims of the Company’s creditors .
The Separate Account consists of accounts referred to as Subaccounts. The Contract provides that the income, gains and losses, whether or not realized, are credited to, or charged against, the assets of each Subaccount without regard to the income, gains or losses in the other Subaccounts . Each Subaccount invests exclusively in shares of a corresponding Underlying Fund. The Company may in the future establish additional Subaccounts of the Separate Account, which may invest in other Underlying Funds or in other securities or investment vehicles. See “ Changes to Investments.”
The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 , as amended (the “1940 Act”). Registration with the SEC does not involve supervision by the SEC of the administration or investment practices of the Separate Account or of the Company.
Underlying Funds — Each Underlying Fund is an open-end management investment company or a series thereof and is registered with the SEC under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment policies of the Underlying Funds. Each Underlying Fund pursues different investment objectives and policies.
As described in more detail in the Underlying Fund prospectuses, certain Underlying Funds employ managed volatility strategies that are intended to reduce the Underlying Fund’s overall volatility and downside risk, and those Underlying Funds may help us manage the risks associated with providing guaranteed benefits under the Contract. Investing in Underlying Funds with managed volatility strategies may impact the value of certain guaranteed rider benefits. During rising markets, the strategies employed to manage volatility could result in your Contract Value rising less than would have been the case if you had been invested in an Underlying Fund without a managed volatility strategy. In addition, the cost of these strategies may negatively impact performance. On the other hand, investing in an Underlying Fund with a managed volatility strategy may be helpful in a declining market with higher market volatility because the strategy will often reduce your equity exposure in such circumstances. In such cases, your Contract Value may decline less than would have been the case if you had not invested in an Underlying Fund with a managed volatility strategy.
Certain Underlying Funds invest substantially all of their assets in other funds (“funds of funds”). If you allocate Contract Value to a Subaccount that invests in a fund of funds, you will indirectly bear the fees and expenses of both the top-tier and bottom-tier funds, which will reduce your investment return. In addition, funds of funds may have higher expenses than funds that invest directly in debt or equity securities or other assets.
Certain Underlying Funds (sometimes called “alternative funds”) invest in positions that emphasize alternative investment strategies and/or nontraditional asset classes. These alternative investments involve a mix of strategies that offer potential diversification or market exposure benefits, but such alternative investment strategies may be riskier than traditional investment strategies. The strategies often involve speculative investment techniques, such as leverage and complex derivative instruments.
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One of the Underlying Funds is a money market fund. There is no assurance that this Underlying Fund will be able to maintain a stable net asset value per share. In addition, during extended periods of low interest rates, and partly as a result of asset-based separate account charges, the yield on the corresponding Subaccount may become low and possibly negative.
Shares of each Underlying Fund are available to the general public outside of an annuity or life insurance contract. If you purchase shares of these Funds directly from a broker-dealer or mutual fund company, you will not pay Contract fees or charges, but you also will not have Annuity Options available. Because of the additional Contract fees and charges, which affect Contract Value and Subaccount returns, you should refer only to performance information regarding the Underlying Funds available through us, rather than to information that may be available through alternate sources.
Additionally, certain Underlying Funds have similar investment objectives and policies to other mutual funds managed by the same adviser. The investment results of the Underlying Funds, however, may be higher or lower than the results of such other funds. There can be no assurance, and no representation is made, that the investment results of any of the Underlying Funds will be comparable to the investment results of any other fund, even if both the Underlying Fund and the other fund are managed by the same adviser.
Information regarding each Underlying Fund, including its (i) name, (ii) type or investment objective, (iii) investment adviser and any sub-investment adviser, (iv) current expenses, and (v) performance is available in an appendix to this Prospectus. See Appendix A: Underlying Funds Available Under the Contract and Optional Rider Investment Restrictions . We cannot assure that any Underlying Fund will achieve its objective.
Each Underlying Fund has issued a prospectus that contains more detailed information about the Underlying Fund. Read these prospectuses carefully before investing. Paper or electronic copies of the Underlying Fund prospectuses may be obtained by calling us at 1-800-888-2461, e-mailing us at SBLProspectusRequests@securitybenefit.com or visiting https://dfinview.com/SecurityBenefit/TAHD/814121455?site=PSBL .
Certain Payments the Company and its Affiliates Receive With Regard to the Underlying Funds. The Company (and its affiliates) receives payments from some of the Underlying Funds, their advisers, sub‑advisers, and distributors, or affiliates thereof. The Company negotiates these payments and thus they differ by Underlying Fund (sometimes substantially), and the amounts the Company (or its affiliates) receives can be significant. Where these payments are made, the advisers , sub- advisers , or distributors (or affiliate thereof) of those Underlying Funds have increased access to the Company and its affiliates involved in the distribution of the Contract. Proceeds from these payments can be used by the Company for any corporate purpose, including payment of expenses that the Company and its affiliates incur in promoting, marketing , and administering the Contract and in the Company’s role as an intermediary of , the Underlying Funds. The Company and its affiliates may profit from these payments.
12b-1 Fees. The Company and/or its subsidiary, SDL, the principal underwriter for the Contract, receive 12b-1 fees from certain of the Underlying Funds that are based on a percentage of the average daily net assets of the particular Underlying Fund attributable to the Contract and certain other variable insurance contracts issued or administered by the Company (or its affiliates). 12b ‑ 1 fees are paid out of Underlying Fund assets as part of the Underlying Fund’s total annual operating expenses. Payments made out of Underlying Fund assets will reduce the amount of assets that would otherwise be available for investment, and will reduce the Underlying Fund’s investment returns. Currently, the Company and SDL receive 12b-1 fees ranging from 0% to 0.50% of the average net assets of the Contract (and certain other variable insurance contracts issued or administered by the Company (or its affiliates)) invested in the Underlying Fund that pay 12b-1 fees .
Payments from Underlying Fund Service Providers. The Company (or its affiliates) also receives payments from the investment advisers, sub‑advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds . These payments may be derived, in whole or in part, from the investment advisory fee deducted from Underlying Fund assets. Owners, through their indirect investment in the Underlying Funds, bear the costs of these investment advisory fees (see the Underlying Funds’ prospectuses for more information ). These payments usually are based on a percentage of the average daily net assets of the particular Underlying Fund attributable to the Contract and to certain other variable insurance contracts issued or administered by the Company (or its affiliates). Currently, the Company and its affiliates receive payments that range from 0. 15 % to 0.60% of the average net assets of the Contract (and certain other variable insurance contracts issued or administered by the Company (or its affiliates)) invested in an Underlying Fund. The Company may also receive payments from certain of the investment advisers, sub-advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds that is based on a pre-
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determined fee and not based on the average net assets of the Contract (or other variable insurance contracts issued or administered by the Company or its affiliates) invested in an Underlying Fund.
Other Payments.  In the case of certain of the Underlying Funds, the Underlying Fund’s adviser, sub‑adviser, distributor, or affiliates provide the Company (or its affiliates) and/or broker-dealers that sell the Contract (“selling firms”) with wholesaling services to assist the Company in the distribution of the Contract, may pay the Company (or its affiliates) and/or selling firms amounts to participate in their national and regional sales conferences and meetings with the sales desks, and /or provide the Company (or its affiliates) and/or selling firms with occasional gifts, meals, tickets, or other compensation as an incentive for them to market the Underlying Funds when offering or distributing the Contract and to cooperate with their promotional efforts for their Underlying Funds .
The Company receives a $15.00 annual fee payment per participant who has Contract Value allocated to the Subaccount invested in the BNY Mellon Appreciation fund.
For details about the compensation payments the Company makes in connection with the sale of the Contract, see “Sale of the Contract.”
Total Payments. Currently, the Company and its affiliates, including SDL , receive payments from the Underlying Funds, their advisers, sub-advisers, and distributors, or affiliates thereof in the form of 12b ‑ 1 fees and/or other payments described above that range in total from a minimum of 0. 25 % to a maximum of 0. 65 % of the average net assets of the Contract (and certain other variable insurance contracts issued or administered by the Company (or its affiliates)) invested in the Underlying Funds . This does not include the arrangements with certain of the investment advisers, sub-advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds in which the payment is not based on the average net assets of the Contract invested in an Underlying Fund.
Selection of Underlying Funds. The Company selects the Underlying Funds offered through the Contract based on several criteria, including asset class coverage, the strength of the investment adviser’s (or sub ‑ adviser’s) reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor the Company considers during the selection process is whether the Underlying Fund, its adviser, its sub-adviser, or an affiliate will make payments to the Company or its affiliates as described above. These payment arrangements may create an incentive for us to select funds that pay us higher amounts. The Company also considers whether the Underlying Fund’s adviser is one of its affiliates, and whether the Underlying Fund, its adviser, sub-adviser, or distributor (or an affiliate) can provide marketing and distribution support for sale of the Contract. The Company reviews each Underlying Fund periodically after it is selected. Upon review, the Company may remove an Underlying Fund or restrict allocation of additional Purchase Payments and/or transfers of Contract Value to an Underlying Fund if it determines the Underlying Fund no longer meets one or more of the criteria and/or if the Underlying Fund has not attracted significant assets. The Company does not recommend or endorse any particular Underlying Fund, and does not provide investment advice.
Services and Administration  — The Company has primary responsibility for all administration of the Contracts and the Separate Account. The Company has entered into an administrative services agreement with SE2, LLC (“SE2”), 5801 SW 6th Avenue, Topeka, Kansas 66636, whereby SE2 provides certain business process outsourcing services with respect to the Contracts. SE2, may engage other service providers to provide certain administrative functions. SE2 is an affiliate of the Company.
Charges and Deductions

Transaction Expenses
Contingent Deferred Sales Charge  — We also refer to this charge as the surrender charge, sales charge, or withdrawal charge in this Prospectus. The Company does not deduct sales charges from Purchase Payments before crediting them to your Contract Value. However, except as set forth below, the Company may assess a contingent deferred sales charge (which may also be referred to as a “withdrawal charge”) on a full or partial withdrawal, including systematic withdrawals, depending on how long your Purchase Payments have been held under the Contract. Purchase Payments do not include Credit Enhancements for the purpose of calculating the withdrawal charge.
The Company will waive the withdrawal charge on withdrawals to the extent that total withdrawals in a Contract Year, including systematic withdrawals, do not exceed the free withdrawal amount. The free withdrawal amount is equal in the first Contract Year to 10% of Purchase Payments, excluding any Credit Enhancements, made during the
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year and for any subsequent Contract Year, to 10% of Contract Value as of the first Valuation Date of that Contract Year.
The withdrawal charge applies to the portion of any withdrawal, consisting of Purchase Payments, that exceeds the free withdrawal amount. The withdrawal charge does not apply to withdrawals of earnings. Withdrawals are considered to come first from Purchase Payments in the order they were received and then from earnings. Free withdrawal amounts do not reduce Purchase Payments for the purpose of determining future withdrawal charges.
The amount of the charge will depend on how long your Purchase Payments have been held under the Contract. Each Purchase Payment you make is considered to have a certain “age,” depending on the length of time since the Purchase Payment was effective. A Purchase Payment is “age one” in the year beginning on the date the Purchase Payment is received by the Company and increases in age each year thereafter. The withdrawal charge is calculated according to the following schedule:
Purchase Payment Age (in years)	Withdrawal Charge
1	7%
2	7%*
3	6%
4	5%
5	4%
6	3%
7	2%
8 and over	0%
*If you are a Participant in the Texas Optional Retirement Program, we will instead assess a withdrawal charge of 6.75% in year 2.

The Company will deduct the withdrawal charge from your withdrawal payment, unless you request that the charge be deducted from remaining Contract Value and provided there is sufficient Contract Value available. If we deduct the withdrawal charge from your remaining Contract Value, the withdrawal charge is also subject to a withdrawal charge.
Example of Withdrawal Charge Deducted from Withdrawal Payment and Deducted from Remaining Contract Value . Assume:
(i)	A withdrawal of $20,000 is requested in Contract Year 2
(ii)	The remaining free withdrawal amount in Contract Year 2 is $10,000

If the Owner requests that the withdrawal charge be deducted from the withdrawal payment, the withdrawal charge would be $700, calculated as follows:
(Withdrawal Amount – Remaining Free Withdrawal Amount) x Withdrawal Charge % =
($20,000 - $10,000) x 7% = $700
The $700 withdrawal charge is deducted from the withdrawal payment before the Company sends it to the Owner. The Contract Value decreases by $20,000 and the Owner receives a total payment of $19,300 ($20,000 - $700).
If the Owner requests that the withdrawal charge be deducted from the remaining Contract Value, the withdrawal charge would be $752.69, calculated as follows:
(Withdrawal Amount - Remaining Free Withdrawal Amount)   x      Withdrawal Charge %      =
                                                                                              1 – Withdrawal Charge %
($20,000 - $10,000) x (7% / (1 - 7%)) =
$10,000 x (7% / 93%) =
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$10,000 x 7.5269% = $752.69
The $752.69 withdrawal charge is deducted from the Contract Value. The Contract Value decreases by $20,752.69 ($20,000 + $752.69) and the Owner receives a total payment of $20,000.
In no event will the amount of any withdrawal charge, when added to such charge previously assessed against any amount withdrawn from the Contract, exceed 7% of Purchase Payments paid under the Contract. In addition, no withdrawal charge will be imposed upon: (1) payment of death benefit proceeds; or (2) Annuity Options that provide for payments for life, or a period of at least seven years. The Company will assess the withdrawal charge against the Subaccounts and the Fixed Account in the same proportion as the withdrawal proceeds are allocated.
The withdrawal charge is designed to reimburse the Company for costs and other expenses associated with the promotion and sales of the Contract, such as paying sales commissions to broker-dealers. It is expected that actual expenses will be greater than the amount of the withdrawal charge. To the extent that all sales expenses are not recovered from the charge, such expenses may be recovered from other charges, including amounts derived indirectly from the charge for mortality and expense risk.
Premium Tax Charge  — Various states and municipalities impose a tax on premiums on annuity contracts received by insurance companies. Whether or not a premium tax is imposed will depend upon, among other things, the Owner’s state of residence, the Annuitant’s state of residence, and the insurance tax laws and the Company’s status in a particular state. The Company assesses a premium tax charge to reimburse itself for premium taxes that it incurs in connection with a Contract. The Company deducts this charge when due, typically upon the Annuity Start Date or payment of a Purchase Payment. The Company may deduct premium tax upon a full or partial withdrawal (including a systematic withdrawal or withdrawal made to pay the fees of your investment adviser) if a premium tax has been incurred and is not refundable. Currently, in Maine, South Dakota and Wyoming the Company deducts the premium tax from Purchase Payments applied to a non-qualified contract. Those amounts are currently 2.00%, 1.25%, and 1.00%, respectively. Partial withdrawals, including systematic withdrawals, may be subject to a premium tax charge if a premium tax is incurred on the withdrawal by the Company and is not refundable. The Company reserves the right to deduct premium taxes when due or any time thereafter. Premium tax rates currently range from 0% to 3.5%, but are subject to change by a governmental entity.
Deduction of Advisory Fees  — You may enter into a separate investment advisory agreement with an investment adviser that provides asset allocation services in connection with your Contract. We are not affiliated with those investment advisers, and we do not supervise or perform due diligence on investment advisers who may provide such asset allocation services. By entering into an agreement with the investment adviser for asset allocation services and executing the Company’s investment adviser authorization form, you authorize the investment adviser to allocate your Contract Value among certain Subaccounts and make changes in your allocations from time to time, and you may also authorize us to deduct amounts from your Contract Value to pay the investment adviser’s fee in the amounts and at the times directed by the investment adviser in writing. You may terminate your investment adviser authorization at any time by sending written and signed notice of termination to our Administrative Office or submitting an electronic notice of termination to AAWF-NF@securitybenefit.com .
We will treat each deduction as a partial withdrawal from your Contract. However, no surrender charges will apply to such deductions, and the deductions will not count toward the annual free withdrawal amount. The Company will deduct the amount of the withdrawal from the Contract Value in the Subaccounts and the Fixed account, according to the Owner’s or authorized investment adviser’s instructions to the Company. If you do not specify the allocation, the Company will deduct the withdrawal in the same proportion that Contract Value is allocated among the Subaccounts and the Fixed Account. The investment advisory fee is paid to the investment adviser and is not a Contract charge retained by us.
The investment advisory fee is described more fully in the disclosure statement provided by the investment adviser. You should consult with your representative for details regarding the investment advisory services, including fees and expenses. A tax-free partial exchange may become taxable if an advisory fee is paid from your Contract Value within 180 days of the partial exchange. Consult your tax adviser for advice concerning tax-free partial exchanges.
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Withdrawals from your Contract Value to pay advisory fees will reduce the death benefits and other guaranteed benefits under the Contract, perhaps significantly. See “Death Benefit” for an example of how withdrawals to pay advisory fees impact the Contract Value and standard death benefit.
Annual Contact Expenses
Base Contract Expenses
Mortality and Expense Risk Charge  — The Company deducts a charge for mortality and expense risks assumed by the Company under the Contract. The Company deducts a daily minimum charge equal to 0.95%, on an annual basis, of each Subaccount’s average daily net assets. If you are subject to mortality and expense risk charge above the minimum charge, the Company deducts the excess amount from your Contract Value on a monthly basis. The mortality and expense risk charge amount is determined each month by reference to the amount of your Contract Value at the time the charge is deducted, as set forth in the tables below.
Contract Value	Annual Mortality and Expense Risk Charge
Less than $25,000	1.10%
$25,000 or more	0.95%

During the Annuity Period, the mortality and expense risk charge is as follows:
Annuity Option	Annual Mortality and Expense Risk Charge
Annuity Options 5 & 6	See table immediately above.
Annuity Options 1-4, 7 & 8	1.25%

The expense risk is the risk that the Company’s actual expenses in issuing and administering the Contract and operating the Subaccounts will be more than the charges assessed for such expenses. The mortality risk borne by the Company is the risk that Annuitants, as a group, will live longer than the Company’s actuarial tables predict. In this event, the Company guarantees that annuity payments will not be affected by a change in mortality experience that results in the payment of greater annuity income than assumed under the Annuity Options in the Contract. The Company also assumes a mortality risk in connection with the death benefit under the Contract (i.e., for deaths occurring sooner than the Company’s actuarial tables predict).
The Company may ultimately realize a profit from this charge to the extent it is not needed to cover mortality and administrative expenses, but the Company may realize a loss to the extent the charge is not sufficient. The Company may use any profit derived from this charge for any lawful purpose, including distribution expenses. See “Determination of Contract Value” for more information about how the Company deducts the mortality and expense risk charge.
Administration Charge  — The Company deducts a daily administration charge equal to an annual rate of 0.15% of each Subaccount’s average daily net assets. The purpose of this charge is to compensate the Company for the expenses associated with administration of the Contract and operation of the Subaccounts.
Administrative Expenses
Account Administration Charge  — The Company deducts an account administration charge of $30.00 from Contract Value at each Contract Anniversary. The Company will waive the charge if your Contract Value is $50,000 or more on the date the charge is to be deducted. The Company will deduct a pro rata account administration charge (1) upon a full withdrawal; (2) upon the Annuity Start Date if one of the Annuity Options 1 through 4, 7 or 8 is chosen; and (3) upon payment of a death benefit. This charge is not deducted during the Annuity Period if one of the Annuity Options 1 through 4, 7 or 8 is chosen. The purpose of the charge is to compensate the Company for the expenses associated with administration of the Contract.
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Loan Interest Charge  — The Company charges an effective annual interest rate on a loan that will never be greater than an amount equal to 5.75% plus the total charges for riders you have selected. The Company also will credit the amount in the Loan Account with an effective annual interest rate equal to 3.0%. The net cost of a loan is the interest rate charged by the Company less the interest rate credited.
Other Charges  — The Company may charge the Separate Account or the Subaccounts for the federal, state, or local taxes incurred by the Company that are attributable to the Separate Account or the Subaccounts, or to the operations of the Company with respect to the Contract, or that are attributable to payment of premiums or acquisition costs under the Contract. No such charge is currently assessed. See “Tax Status of the Company and the Separate Account” and “Charge for the Company’s Taxes.”
Variations in Charges  — The Company may reduce or waive the amount of the contingent deferred sales charge and certain other charges for a Contract where the expenses associated with the sale of the Contract or the administrative and maintenance costs associated with the Contract are reduced for reasons such as the amount of the initial Purchase Payment or projected Purchase Payments or the Contract is sold in connection with a group or sponsored arrangement.
Optional Rider Charges  — In addition to the charges and deductions discussed above, you could purchase certain optional riders under the Contract. The Company made each rider available only at issue. You could select only one Rider that provides a death benefit.   The Company deducts a monthly charge from the Contract Value for any riders elected by the Owner. The Company will deduct the monthly rider charge from the Contract Value beginning on the Contract Date and ending on the Annuity Start Date if you elect one of Annuity Options 1 through 4, 7 or 8. If you elect Annuity Option 5 or 6, the Company will deduct the monthly rider charge for the life of the Contract if you purchase one of the Waiver of Withdrawal Charge Riders or the 0-Year or 4-Year Alternate Withdrawal Charge Rider. Thus the Company may deduct certain rider charges during periods where no benefits are provided or payable. The charge for the Extra Credit Rider, however, was deducted only during the seven-year period beginning on the Contract Date. The amount of each rider charge is equal to a percentage, on an annual basis, of your Contract Value. Each rider and its charge are listed below. Total rider charges cannot exceed 1.55% of Contract Value (1.00% of Contract Value if you select a 0‑Year Alternate Withdrawal Charge Rider).
Optional Rider Expenses Under the Contract (as a percentage of Contract Value)
Annual Rider Charge
4% Extra Credit Rider [1]	0.55%
Annual Stepped Up Death Benefit Rider	0.20%
Waiver of Withdrawal Charge Rider*	0.05%
Waiver of Withdrawal Charge Rider—15 Years or Disability*	0.05%
0-Year Alternate Withdrawal Charge Rider*	0.70%
4-Year Alternate Withdrawal Charge Rider [2] *	0.55%
Riders Available For Purchase ONLY Prior to February 1, 2010
3% Guaranteed Minimum Income Benefit Rider	0.15%
5% Guaranteed Minimum Income Benefit Rider	0.30%
3% Guaranteed Growth Death Benefit Rider	0.10%
5% Guaranteed Growth Death Benefit Rider	0.20%
6% Guaranteed Growth Death Benefit Rider	0.25%

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Optional Rider Expenses Under the Contract (as a percentage of Contract Value)[1]
Annual Rider Charge
4% Extra Credit Rider[1]	0.55%
Annual Stepped Up Death Benefit Rider	0.20%
Waiver of Withdrawal Charge Rider*	0.05%
Waiver of Withdrawal Charge – 15 Years or Disability*	0.05%
0-Year Alternate Withdrawal Charge Rider*	0.70%
4-Year Alternate Withdrawal Charge Rider[2]*	0.55%
Riders Available For Purchase Only Prior To February 1, 2010
Optional Rider Expenses Under the Contract (as a percentage of Contract Value)
7% Guaranteed Growth Death Benefit Rider	0.30%
5% Combined Annual Stepped Up Death Benefit Rider and Guaranteed Growth Death Benefit Rider	0.25%
Enhanced Death Benefit Rider	0.25%
Combined Enhanced Death Benefit Rider and Annual Stepped Up Death Benefit Rider	0.35%
5% Combined Enhanced Death Benefit Rider and Guaranteed Growth Death Benefit Rider	0.35%
5% Combined Enhanced Death Benefit Rider, Annual Stepped Up Death Benefit Rider, and Guaranteed Growth Death Benefit Rider	0.40%
3% Extra Credit Rider [1]	0.40%
5% Extra Credit Rider [1]	0.70%
Waiver of Withdrawal Charge Rider—10 Years or Disability*	0.10%
Waiver of Withdrawal Charge Rider—Hardship*	0.15%
Waiver of Withdrawal Charge Rider—5 Years and Age 59½*	0.20%
* Charges for these riders will continue after the Annuity Start Date if you select Annuity Option 5 or 6.
1 The Company will deduct the charge for this rider during the seven-year period beginning on the Contract Date.
2 If the 4-Year Alternate Withdrawal Charge Rider has not been approved in a state, a 3-Year Alternate Withdrawal Charge Rider is available for a charge of 0.40%. See “Alternate Withdrawal Charge.”

Guarantee of Certain Charges  — The Company guarantees that: (1) the charge for mortality and expense risks will not exceed an annual rate of 1.10% (1.25% during the Annuity Period) of each Subaccount’s average daily net assets; (2) the administration charge will not exceed an annual rate of 0.15% of each Subaccount’s average daily net assets; and (3) the account administration charge will not exceed $30 per year.
Underlying Fund Expenses  — Each Subaccount of the Separate Account purchases shares at the net asset value of the corresponding Underlying Fund. Each Underlying Fund’s net asset value reflects the investment advisory fee and other expenses that are deducted from the assets of the Underlying Fund. These fees and expenses are not deducted from the Subaccounts, but are paid from the assets of the corresponding Underlying Fund. As a result, the Owner indirectly bears a pro rata portion of such fees and expenses. The advisory fees and other expenses, if any, which are more fully described in each Underlying Fund’s prospectus, are not specified or fixed under the terms of the Contract, and may vary from year to year. Thus, charges are deducted from, and expenses are paid out of, the assets of the Underlying Funds that are described in the prospectuses for those Underlying Funds.
Payment of Compensation  — The Company pays commissions to Selling Broker-Dealers in connection with the promotion and sale of the Contract according to one or more schedules. Commissions and other incentives or payments (discussed below) are not charged directly to Owners or the Separate Account. The Company uses its corporate assets to pay commissions and other costs of distributing the Contract. The Company intends to recoup
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commissions and other sales expenses through fees and charges deducted under the Contract (including any profit from the mortality and expense risk charge and administration charge or other fees and charges imposed under the Contract) or from its General Account.
The Contract

General  — The Contract is a flexible purchase payment deferred variable annuity. To the extent that you allocate all or a portion of your Purchase Payments to the Subaccounts, the Contract is significantly different from a fixed annuity contract in that it is the Owner under a Contract who assumes the risk of investment gain or loss rather than the Company. When you are ready to begin receiving annuity payments, the Contract provides several Annuity Options under which the Company will pay periodic annuity payments on a variable basis, a fixed basis or both, beginning on the Annuity Start Date. The amount that will be available for annuity payments will depend on the investment performance of the Subaccounts to which you have allocated Purchase Payments and the amount of interest credited on Contract Value that you have allocated to the Fixed Account.
The Contract is available to an individual in connection with certain tax qualified retirement plans that meet the requirements of Section 402A, 403(b), 408 or 408A of the Internal Revenue Code (“Qualified Plan”).Certain federal tax advantages are currently available to retirement plans that qualify as annuity purchase plans of public school systems and certain tax-exempt organizations under Section 403(b). If you are purchasing the Contract as an investment vehicle for a section 402A, 403(b), 408 or 408A Qualified Plan, you should consider that the Contract does not provide any additional tax advantage beyond that already available through the Qualified Plan. However, the Contract does offer features and benefits in addition to providing tax deferral that other investments may not offer, including death benefit protection for your beneficiaries and annuity options which guarantee income for life. You should consult with your financial professional as to whether the overall benefits and costs of the Contract are appropriate considering your circumstances.
Important Information About Your Benefits Under the Contract — The benefits under the Contract are paid by us from our General Account assets and /or your Contract Value held in the Separate Account. It is important that you understand that payment of benefits from the Separate Account is not guaranteed and depends upon certain factors discussed below .
Assets in the Separate Account. Your Contract permits you to allocate Purchase Payments and Contract Value to various Subaccounts. You bear all of the investment risk for allocations to the Subaccounts. Your Contract Value in the Subaccounts is part of the assets of the Separate Account. These assets are segregated and cannot be charged with liabilities arising from any other business that we may conduct.
Assets in the General Account. The Contract may permit you to allocate Purchase Payments and Contract Value to the Fixed Account. Amounts allocated to the Fixed Account, plus any guarantees under the Contract that exceed your Contract Value (such as those associated with the guaranteed death benefit and any enhanced death benefits provided by rider, or a guaranteed minimum income benefit rider), are paid from our General Account. We issue other types of insurance policies and financial products as well, and we pay our obligations under these products from our assets in the General Account.
Any amounts that we are obligated to pay under the Contract from the General Account are subject to our financial strength and claims-paying ability. An insurance company’s financial strength and claims-paying ability may be affected by, among other factors, adverse market developments. Adverse market developments may result in, among other things, realized losses on General Account investments, unrealized losses on such investments (which may or may not result in accounting impairments), increased reserve requirements, and a reduction of capital both absolutely and relative to minimum, regulatory required capital (some of which are cash items and some of which are non-cash items). Adverse market developments are an inherent risk to our, and any insurer’s, General Account.
Application for a Contract — Purchase of a Contract required submission of an application and an initial Purchase Payment to the Company, as well as any other form or information that the Company required.
Purchase Payments  — The minimum initial Purchase Payment for the purchase of a Contract was $1,000, or a combination of a smaller initial Purchase Payment that, together with payments under an Automatic Investment Program, results in total Purchase Payments by the end of the Contract Year of at least $1,000. Thereafter, you may
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choose the amount and frequency of Purchase Payments, except that the minimum subsequent Purchase Payment is $25. The minimum subsequent Purchase Payment if you elect an Automatic Investment Program is $25. The Company may reduce the minimum Purchase Payment requirement under certain circumstances. The Company will not accept without prior Company approval aggregate Purchase Payments in an amount that exceeds $1,000,000 under any variable annuity contract(s) issued by the Company for which you are an Owner and/or Joint Owner.
The Company applied the initial Purchase Payment not later than the end of the second Valuation Date after the Valuation Date it was received by the Company at its Administrative Office in good order. In this regard “good order” means that the Purchase Payment is preceded or accompanied by an application that contains sufficient information to establish an account and properly credit such Purchase Payment. If you submitted your application and/or initial Purchase Payment to your registered representative, the Company did not begin processing the application and the initial Purchase Payment until the Company received them from your representative’s broker-dealer.
Sometimes the Purchase Payment was not preceded by or accompanied by a complete application. The application includes your affirmative consent permitting the Company to hold your initial Purchase Payment beyond five Valuation Dates in its effort to complete your application. If your application is incomplete, and the Company is unable to resolve the problem within five Valuation Dates, the Company will notify you of the reasons for the delay. If you affirmatively revoke the consent given with your application to hold your initial Purchase Payment pending resolution of the problem, we will return your Purchase Payment. Otherwise, the Purchase Payment will be applied not later than the second Valuation Date after the Valuation Date the problem is resolved.
The Company will credit subsequent Purchase Payments as of the end of the Valuation Period in which they are received by the Company at its Administrative Office; however, subsequent Purchase Payments received at or after the close of a Valuation Date (normally 3:00 p.m. Central time) will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Cut-Off Times.” In addition, any such Purchase Payment will not be processed until it is in good order. In this regard, “good order” means that the Purchase Payment is preceded or accompanied by sufficient information to properly credit such Purchase Payment. Purchase Payments after the initial Purchase Payment may be made at any time prior to the Annuity Start Date, so long as the Owner is living. Subsequent Purchase Payments under a Qualified Plan may be limited by the terms of the plan and provisions of the Internal Revenue Code. Subsequent Purchase Payments may be paid under an Automatic Investment Program. The initial Purchase Payment required must be paid before the Company will accept the Automatic Investment Program. If you submit a subsequent Purchase Payment to your registered representative, the Company will not begin processing the Purchase Payment until the Company receives it from your representative’s broker-dealer.
If mandated under applicable law, the Company may be required to reject a Purchase Payment. The Company also may be required to provide additional information about an Owner’s account to government regulators. In addition, the Company may be required to block an Owner’s account and thereby refuse to pay any request for transfers, full or partial withdrawals (including systematic withdrawals), or death benefits until instructions are received from the appropriate regulator.
Allocation of Purchase Payments  — In an application for a Contract, you select the Subaccounts or the Fixed Account to which Purchase Payments will be allocated. Purchase Payments will be allocated according to your instructions contained in the application or more recent instructions received, if any, except that no Purchase Payment allocation is permitted that would result in less than $25.00 per payment being allocated to any one Subaccount or the Fixed Account. The allocations must be a whole dollar amount or a whole percentage. Available allocation alternatives include the Subaccounts and the Fixed Account, provided that the Fixed Account is available under your Contract.
You may change the Purchase Payment allocation instructions by submitting a proper written request to the Company’s Administrative Office. A proper change in allocation instructions will be effective upon receipt by the Company at its Administrative Office and will continue in effect until you submit a change in instructions to the Company. You may make changes in your Purchase Payment allocation and changes to an existing Dollar Cost Averaging or Asset Reallocation Option (each, an “Automatic Allocation Program”) by telephone provided the proper form is completed, signed and received at the Company’s Administrative Office. Changes in the allocation of future Purchase Payments have no effect on existing Contract Value. You may, however, transfer Contract Value among the Subaccounts and the Fixed Account in the manner described in “Transfers of Contract Value.”
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Fund Liquidations. If your allocation instructions include a Subaccount that has become no longer available due to a fund liquidation, upon advance notice to you and unless you otherwise instruct us, we will allocate the applicable portion of any subsequent Purchase Payments to the Invesco V.I. Government Money Market Subaccount, and any automatic allocation instructions for scheduled transfers that include a Subaccount that is no longer available due to a fund liquidation will be terminated. If you wish to set up a new Dollar Cost Averaging Option or Asset Reallocation Option (without the Subaccount that is no longer available due to fund liquidation), you will need to submit a new form to us. If you request a transfer of Contract Value to a Subaccount that is no longer available due to a fund liquidation, we will consider your request to not be in good order, and we will not process it. In such cases, we will contact you for further instructions.
Closed Subaccounts. We reserve the right to close Subaccounts. If we close a Subaccount (a “Closed Subaccount”), you may be prevented from allocating Purchase Payments or Contract Value to that Subaccount. In the event that we receive a request on or after the effective date to allocate to any of the Closed Subaccounts, we will handle those transactions as follows:
New Applications. If we receive an application for a Contract with an allocation to a Closed Subaccount, we will consider the application to be incomplete and we will attempt to contact the applicant to get revised instructions. The Company will hold the Purchase Payment in its General Account and may take up to five Valuation Dates to resolve the problem. If the Company is unable to resolve the problem within five Valuation Dates, the Company will notify the applicant of the reasons for the delay. If the applicant affirmatively revokes the consent given with their application to hold the initial Purchase Payment pending resolution of the problem, we will return the applicant’s Purchase Payment. Otherwise, the Purchase Payment will be applied not later than the second Valuation Date after the Valuation Date the problem is resolved.
Existing Contracts. If we receive a Purchase Payment for an existing Contract with an allocation to a Closed Subaccount, we will allocate the applicable portion of the payment to the Invesco V.I. Government Money Market Subaccount. If you have automatic allocation instructions designating allocation to a Closed Subaccount pursuant to an Automatic Allocation Program as of the date that a Subaccount is closed, your automatic allocation instructions will be terminated as of the close of business on that date. If you wish to set up a new Dollar Cost Averaging Option or Asset Reallocation Option (without the Closed Subaccount), you will need to submit a new form to our Administrative Office. If you request a transfer of Contract Value to a Closed Subaccount, we will consider your request to not be in good order, and we will not process it. In such cases, we will contact you for further instructions.
Dollar Cost Averaging Option  — For no additional charge, prior to the Annuity Start Date, you may dollar cost average your Contract Value by authorizing the Company to make periodic transfers of Contract Value from any one Subaccount to one or more of the other Subaccounts. Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities gets averaged over time and possibly over various market cycles. The option will result in the transfer of Contract Value from one Subaccount to one or more of the other Subaccounts. Amounts transferred under this option will be credited at the price of the Subaccount as of the end of the Valuation Dates on which the transfers are effected. Since the price of a Subaccount’s Accumulation Units will vary, the amounts transferred to a Subaccount will result in the crediting of a greater number of units when the price is low and a lesser number of units when the price is high. Similarly, the amounts transferred from a Subaccount will result in a debiting of a greater number of units when the price is low and a lesser number of units when the price is high. Dollar cost averaging does not guarantee profits, nor does it assure that you will not have losses.
An Asset Reallocation/Dollar Cost Averaging form is available upon request. On the form, you must designate whether Contract Value is to be transferred on the basis of a specific dollar amount, a fixed period or earnings only, the Subaccount or Subaccounts to and from which the transfers will be made, the desired frequency of the transfers, which may be on a monthly or quarterly basis, and the length of time during which the transfers shall continue or the total amount to be transferred over time. The minimum amount that may be transferred to any one Subaccount is $25.00. The Company does not require that transfers be continued over any minimum period of time, although typically dollar cost averaging would extend over a period of at least one year.
After the Company has received an Asset Reallocation/Dollar Cost Averaging request in proper form at its Administrative Office, the Company will transfer Contract Value in the amounts you designate from the Subaccount from which transfers are to be made to the Subaccount or Subaccounts you have chosen. The Company will effect
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each transfer on the date you specify or if no date is specified, on the monthly or quarterly anniversary, whichever corresponds to the period selected, of the date of receipt at the Administrative Office of an Asset Reallocation/Dollar Cost Averaging request in proper form. Transfers will be made until the total amount elected has been transferred, or until Contract Value in the Subaccount from which transfers are made has been depleted. Amounts periodically transferred under this option are not included in the 14 transfers per Contract Year that generally are allowed as discussed under “Transfers of Contract Value.”
You may make changes to the option by writing to the Company’s Administrative Office or by telephone provided the proper form is completed, signed, and received at the Company’s Administrative Office. You may instruct the Company at any time to terminate the option by written request to the Company’s Administrative Office. In that event, the Contract Value in the Subaccount from which transfers were being made that has not been transferred will remain in that Subaccount unless you instruct us otherwise. If you wish to continue transferring on a dollar cost averaging basis after the expiration of the applicable period, the total amount elected has been transferred, or the Subaccount has been depleted, or after the Dollar Cost Averaging Option has been canceled, a new Asset Reallocation/Dollar Cost Averaging form must be completed and sent to the Administrative Office. The Company requires that you wait at least a month (or a quarter if transfers were made on a quarterly basis) before reinstating Dollar Cost Averaging after it has been terminated for any reason. The Company may discontinue, modify, or suspend the Dollar Cost Averaging Option at any time. The Company does not currently charge a fee for this option. If you elect the Dollar Cost Averaging Option, you also may elect the Asset Reallocation Option.
If the Fixed Account is available under your Contract, you may also dollar cost average Contract Value to or from the Fixed Account, subject to certain restrictions described under “The Fixed Account.”
Asset Reallocation Option  — For no additional charge, prior to the Annuity Start Date, you may authorize the Company to automatically transfer Contract Value on a quarterly, semiannual or annual basis to maintain a particular percentage allocation among the Subaccounts. The Contract Value allocated to each Subaccount will grow or decline in value at different rates during the selected period, and Asset Reallocation automatically reallocates the Contract Value in the Subaccounts to the allocation you selected on a quarterly, semiannual or annual basis, as you select. Asset Reallocation is intended to transfer Contract Value from those Subaccounts that have increased in value to those Subaccounts that have declined in value. Over time, this method of investing may help you buy low and sell high. This investment method does not guarantee profits, nor does it assure that you will not have losses.
To elect this option an Asset Reallocation/Dollar Cost Averaging request in proper form must be received by the Company at its Administrative Office. An Asset Reallocation/Dollar Cost Averaging form is available upon request. On the form, you must indicate the applicable Subaccounts, the applicable time period and the percentage of Contract Value to be allocated to each Subaccount.
Upon receipt of the Asset Reallocation/Dollar Cost Averaging form, the Company will effect a transfer among the Subaccounts based upon the percentages that you selected. Thereafter, the Company will transfer Contract Value to maintain that allocation on each quarterly, semiannual or annual anniversary, as applicable, of the date of the Company’s receipt of the Asset Reallocation/ Dollar Cost Averaging request in proper form. The amounts transferred will be credited at the price of the Subaccount as of the end of the Valuation Date on which the transfer is effected. Amounts periodically transferred under this option are not included in the 14 transfers per Contract Year that generally are allowed as discussed under “Transfers of Contract Value.”
You may make changes to the option by writing to the Company’s Administrative Office or by telephone provided the proper form is completed, signed, and received at the Company’s Administrative Office. You may instruct the Company at any time to terminate this option by written request to the Company’s Administrative Office. In that event, the Contract Value in the Subaccounts that has not been transferred will remain in those Subaccounts regardless of the percentage allocation unless you instruct us otherwise. If you wish to continue Asset Reallocation after it has been canceled, a new Asset Reallocation/ Dollar Cost Averaging form must be completed and sent to the Company’s Administrative Office. The Company may discontinue, modify, or suspend, and reserves the right to charge a fee for the Asset Reallocation Option at any time. The Company does not currently charge a fee for this option. If you elect the Asset Reallocation Option, you also may elect the Dollar Cost Averaging Option.
Contract Value allocated to the Fixed Account may be included in the Asset Reallocation Option, subject to certain restrictions described in “Transfers and Withdrawals from the Fixed Account.”
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Transfers of Contract Value  — You may transfer Contract Value among the Subaccounts upon proper written request to the Company’s Administrative Office both before and after the Annuity Start Date. You may make transfers (other than transfers pursuant to the Dollar Cost Averaging and Asset Reallocation Options) by telephone if the Electronic Transfer Privilege section of the application or the proper form has been completed, signed and received at the Company’s Administrative Office. The minimum transfer amount is $25, or the amount remaining in a given Subaccount. The minimum transfer amount does not apply to transfers under the Dollar Cost Averaging or Asset Reallocation Options.
The Company generally effects transfers between or from the Subaccounts at their respective Accumulation Unit values as of the close of the Valuation Period during which the transfer request is received; however, transfer requests received at or after the close of a Valuation Date (normally 3:00 p.m. Central time) will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Cut-Off Times.” In addition, a transfer request will not be processed until it is in good order. In this regard, “good order” means that the transfer request is preceded or accompanied by sufficient information to properly execute the transfer.
You may also transfer Contract Value to the Fixed Account, provided that the Fixed Account is available under your Contract. Transfers from the Fixed Account to the Subaccounts are restricted as described in “The Fixed Account.”
The Company reserves the right to limit the number of transfers to 14 in a Contract Year, although the Company does not limit the frequency of transfers with regard to the Invesco V.I. Government Money Market Subaccount. In addition, transfers are subject to the frequent trading restrictions described below. The Company will limit your transfers if we determine that you are engaging in a pattern of transfers that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners and Participants with Contract Value allocated to the applicable Subaccount(s) and we believe that suspension of your electronic transfer privileges, as described below, does not adequately address your transfer activity. The Company does not assess a transfer fee on transfers.
Frequent Transfer Restrictions. The Contract is not designed for organizations or individuals engaging in a market timing strategy, or making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of an Underlying Fund. These kinds of strategies and transfer activities may disrupt portfolio management of the Underlying Funds in which the Subaccounts invest (such as requiring an Underlying Fund to maintain a high level of cash or causing an Underlying Fund to liquidate investments prematurely to pay withdrawals), hurt Underlying Fund performance, and drive Underlying Fund expenses (such as brokerage and administrative expenses) higher, which are reflected in Underlying Fund performance. In addition, because other insurance companies and/or retirement plans may invest in the Underlying Funds, the risk exists that the Underlying Funds may suffer harm from programmed, frequent, or large transfers among subaccounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants. These risks and costs are borne by all shareholders of an affected Underlying Fund, Owners and Participants with Contract Value allocated to the corresponding Subaccount (as well as their Designated Beneficiaries and Annuitants) and long-term investors who do not generate these costs.
The Company has in place policies and procedures designed to restrict transfers if we determine that you are engaging in a pattern of transfers that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners and Participants with Contract Value allocated to the applicable Subaccount (regardless of the number of previous transfers the Owner or Participant has made during the Contract Year). In making this determination, we monitor transfers among the Subaccounts and the Fixed Account and consider, among other things, the following factors:
•	the total dollar amount being transferred;
•	the number of transfers you made within a period of time;
•	transfers to and from (or from and to) the same Subaccount;
•	whether your transfers appear to follow a pattern designed to take advantage of short-term market fluctuations; and
•	whether your transfers appear to be part of a group of transfers made by a third party on behalf of the individual Owners in the group.

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There is a risk that some Owners may engage in transfer activity in a manner that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners and Participants, which may have a negative impact on such other Owners and Participants. If the Company determines that your transfer patterns among the Subaccounts and the Fixed Account are disruptive to the Underlying Funds or potentially disadvantageous to Owners and Participants, the Company may send you a letter notifying you that it is prohibiting you from making telephone transfers or other electronic transfers and instead requiring that you submit transfer requests in writing via regular U.S. mail for a disclosed period that begins on the date of the letter.
In addition, if you make a certain number of transfers from a Subaccount followed by a transfer to that Subaccount (or to a Subaccount followed by a transfer from that Subaccount) (“round trip transfers”) during the prior 12-month period (or such shorter period as specified in the chart below,) the Company will prohibit further transfers to that Subaccount until such transfer may be made without violating the number of round trip transfers permitted (please see the chart below).
Subaccount	Transfer Block Restriction (# of Calendar Days)
American Century Equity Income, American Century Heritage, American Century International Growth, American Century Select, American Century Strategic Allocation: Aggressive, American Century Strategic Allocation: Conservative, American Century Strategic Allocation: Moderate
30 days
AMG Managers River Road Mid Cap Value	30 days
Ariel ®	60 days
BNY Mellon Appreciation, BNY Mellon Opportunistic Midcap Value, BNY Mellon Dynamic Value	60 days
Calamos ® Growth, Calamos ® Growth and Income, Calamos ® High Income Opportunities	30 days
Federated Hermes Corporate Bond	30 days
Fidelity ® Advisor Dividend Growth, Fidelity ® Advisor Real Estate, Fidelity ® Advisor Stock Selector Mid Cap [1] , Fidelity ® Advisor Value Strategies	60 days
Goldman Sachs Emerging Markets Equity, Goldman Sachs Government Income	30 days
Guggenheim Alpha Opportunity, Guggenheim Core  Bond Guggenheim High Yield, Guggenheim Large Cap Value, Guggenheim SMid Cap Value, Guggenheim StylePlus Large Core, Guggenheim StylePlus Mid Growth, , Guggenheim World Equity Income
30 days
Invesco American Franchise, Invesco Comstock, Invesco Equity and Income, Invesco Discovery Mid Cap Growth, Invesco Main Street Mid Cap, Invesco Technology, Invesco Value Opportunities	30 days
Invesco V.I. Government Money Market	Unlimited
Janus Henderson Overseas	30 days
Janus Henderson U.S. Managed Volatility	90 days
Neuberger Berman Core Bond, Neuberger Berman Large Cap Value, Neuberger Berman Sustainable Equity	30 days
PGIM Jennison Focused Growth, PGIM Small Company [2]	30 days
PIMCO International Bond (U.S. Dollar-Hedged), PIMCO High Yield	30 days
Royce Opportunity, Royce Small-Cap Value	30 days
T. Rowe Price Capital Appreciation, T. Rowe Price Growth Stock	30 days

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Subaccount	Transfer Block Restriction (# of Calendar Days)
Victory RS Science and Technology, Victory RS Value	30 days
Wells Fargo Growth, Wells Fargo Large Cap Core, Wells Fargo Opportunity, Wells Fargo Small Company Value	30 days
1 You may transfer Contract Value to the Fidelity® Advisor Stock Selector Mid Cap Subaccount only if you purchased your Contract prior to July 31, 2004.
2 You may transfer Contract Value to the PGIM Jennison Small Company Subaccount only if you purchased your Contract prior to November 23, 2007.

In addition to the Company’s own frequent transfer procedures, the Underlying Funds may have adopted their own policies and procedures with respect to frequent transfer of their respective shares, and the Company reserves the right to enforce these policies and procedures. The prospectuses for the Underlying Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures the Company has adopted. In particular, some of the Underlying Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from the Company if, in the judgment of the Underlying Fund’s manager, the Underlying Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected.
  You should be aware that the Company currently may not have the contractual obligation or the operational capacity to apply the Underlying Funds’ frequent transfer policies and procedures. However, under SEC rules, the Company is required to: (1) enter into a written agreement with each Underlying Fund or its principal underwriter that obligates the Company to provide to the Underlying Fund promptly upon request certain information about the trading activity of individual Owners, and (2) execute instructions from the Underlying Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the frequent transfer policies established by the Underlying Fund.
Managers of the Underlying Funds may contact the Company if they believe or suspect that there is market timing or other potentially harmful trading, and, if so, the Company will take appropriate action to protect others. In particular, the Company may, and the Company reserves the right to, reverse a potentially harmful transfer. If the Company reverses a potentially harmful transfer, it will effect such reversal not later than the close of business on the second Valuation Date following the Valuation Date in which the original transfer was effected, and, the Company will inform the Owner in writing at his or her address of record.
To the extent permitted by applicable law, the Company also reserves the right to reject a transfer request at any time that the Company is unable to purchase or redeem shares of any of the Underlying Funds because of any refusal or restriction on purchases or redemptions of their shares as a result of the Underlying Fund’s policies and procedures on market timing activities or other potentially abusive transfers. The Company also reserves the right to implement, administer, and collect redemption fees imposed by one or more of the Underlying Funds in the future. You should read the prospectuses of the Underlying Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.
In its sole discretion, the Company may revise its market timing procedures at any time without prior notice as the Company deems necessary or appropriate to better detect and deter programmed, frequent, or large transfers that may adversely affect other Owners, Participants, or Underlying Fund shareholders, to comply with state or federal regulatory requirements, or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Company may change its parameters to monitor for factors other than transfer block restrictions. For purposes of applying the parameters used to detect potential market timing and other potentially harmful activity, the Company may aggregate transfers made in two or more Contracts that it believes are connected (for example, two Contracts with the same Owner, or owned by spouses, or owned by different partnerships or corporations that are under common control, etc.).
The Company does not include transfers made pursuant to Dollar Cost Averaging and Asset Reallocation Options in these limitations. The Company may vary its market timing procedures from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others. The Company may not always apply these
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detection methods to Subaccounts investing in Underlying Funds that, in its judgment, would not be particularly attractive to market timers or otherwise susceptible to harm by frequent transfers.
Contract Owners seeking to engage in programmed, frequent, or large transfer activity may deploy a variety of strategies to avoid detection. The Company’s ability to detect and deter such transfer activity is limited by operational systems and technological limitations. Furthermore, the identification of Owners determined to be engaged in transfer activity that may adversely affect other Owners, Participants, or Underlying Fund shareholders involves judgments that are inherently subjective. Accordingly, despite its best efforts, the Company cannot guarantee that its market timing procedures will detect every potential market timer, but the Company applies its market timing procedures consistently to all Owners without special arrangement, waiver, or exception , aside from allocations to the Invesco V.I. Government Money Market Subaccount, which does not limit or restrict transfers. Because other insurance companies and/or retirement plans may invest in the Underlying Funds, the Company cannot guarantee that the Underlying Funds will not suffer harm from programmed, frequent, or large transfers among subaccounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.
The Company does not limit or restrict transfers to or from the Invesco V.I. Government Money Market Subaccount. As stated above, market timing and frequent transfer activities may disrupt portfolio management of the Underlying Funds, hurt Underlying Fund performance, and drive Underlying Fund expenses higher, which are reflected in Underlying Fund performance.
Because the Company cannot guarantee that it can restrict or deter all harmful transfer activity, Owners bear the risks associated with such activity, including potential disruption of portfolio management of the Underlying Funds and potentially lower Underlying Fund performance and higher Underlying Fund expenses. In addition, there is a risk that the Company will not detect harmful transfer activity on the part of some Owners and, as a result, the Company will inadvertently treat those Owners differently than Owners it does not permit to engage in harmful transfer activity. Moreover, due to the Company’s operational and technological limitations, as well as possible variations in the market timing policies of other insurance companies and/or retirement plans that may also invest in the Underlying Funds, some Owners may be treated differently than others. Consequently, there is a risk that some Owners may be able to engage in market timing while others suffer the adverse effects of such trading activities.
Contract Value  — The Contract Value is the sum of the amounts under the Contract held in each Subaccount and the Fixed Account as well as any amount set aside in the Loan Account to secure loans as of any Valuation Date.
On each Valuation Date, the amount of Contract Value allocated to any particular Subaccount will be adjusted to reflect the investment experience of that Subaccount. See “Determination of Contract Value.” Contract Value allocated to the Subaccounts is not guaranteed by the Company. You bear the entire investment risk relating to the investment performance of Contract Value allocated to the Subaccounts.
Determination of Contract Value  — Your Contract Value will vary depending upon several factors, including
•	Investment performance of the Subaccounts to which you have allocated Contract Value,
•	Interest credited to the Fixed Account,
•	Payment of Purchase Payments,
•	The amount of any outstanding Contract Debt,
•	Full and partial withdrawals (including systematic withdrawals and withdrawals to pay advisory fees), and
•	Charges assessed in connection with the Contract, including charges for any optional riders selected.
The amounts allocated to the Subaccounts will be invested in shares of the corresponding Underlying Funds. The investment performance of a Subaccount will reflect increases or decreases in the net asset value per share of the corresponding Underlying Fund and any dividends or distributions declared by the Underlying Fund. Any dividends or distributions from any Underlying Fund will be automatically reinvested in shares of the same Underlying Fund, unless the Company, on behalf of the Separate Account, elects otherwise.
Assets in the Subaccounts are divided into Accumulation Units, which are accounting units of measure used to calculate the value of an Owner’s interest in a Subaccount. When you allocate Purchase Payments to a Subaccount, your Contract is credited with Accumulation Units. The number of Accumulation Units to be credited is determined by dividing the dollar amount, including any Credit Enhancements, allocated to the particular Subaccount by the
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price for the Subaccount’s Accumulation Units as of the end of the Valuation Period in which the Purchase Payment is credited.
In addition, other transactions such as loans, full or partial withdrawals (including systematic withdrawals and withdrawals to pay advisory fees), transfers, and assessment of certain charges against the Contract affect the number of Accumulation Units attributable to a Contract. The number of units credited or debited in connection with any such transaction is determined by dividing the dollar amount of such transaction by the price of the Accumulation Unit of the affected Subaccount next determined after receipt of the transaction request (subject to any applicable requirements that the transactions be in good order, as described herein). The price of each Subaccount is determined on each Valuation Date as of the close of regular trading on the New York Stock Exchange, normally 3:00 p.m. Central time. Transactions received at or after that time on any Valuation Date will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Cut-Off Times.” The price of each Subaccount may be determined earlier if trading on the New York Stock Exchange is restricted or as permitted by the SEC.
The number of Accumulation Units credited to a Contract shall not be changed by any subsequent change in the value of an Accumulation Unit, but the dollar value of an Accumulation Unit may vary from Valuation Date to Valuation Date depending upon the investment experience of the Subaccount and charges against the Subaccount.
The price of each Subaccount’s units initially was $10. The price of a Subaccount on any Valuation Date takes into account the following: (1) the investment performance of the Subaccount, which is based upon the investment performance of the corresponding Underlying Fund, (2) any dividends or distributions paid by the corresponding Underlying Fund, (3) the charges, if any, that may be assessed by the Company for taxes attributable to the operation of the Subaccount, (4) the minimum mortality and expense risk charge under the Contract of 0.95%, (5) the administration charge under the Contract of 0.15%, and (6) the deduction of the Underlying Fund’s fees and expenses.
The minimum mortality and expense risk charge of 0.95% and the administration charge of 0.15% are factored into the Accumulation Unit value or “price” of each Subaccount on each Valuation Date. The Company deducts any mortality and expense risk charge above the minimum charge and the charge for any optional riders (the “Excess Charge”) on a monthly basis. Each Subaccount declares a monthly subaccount adjustment and the Company deducts the Excess Charge from this monthly subaccount adjustment upon its reinvestment in the Subaccount. The Excess Charge is a percentage of your Contract Value allocated to the Subaccount as of the reinvestment date. The monthly subaccount adjustment is paid only for the purpose of collecting the Excess Charge. Assuming that you owe a charge above the minimum mortality and expense risk charge and the administration charge, your Contract Value will be reduced in the amount of your Excess Charge upon reinvestment of the Subaccount’s monthly subaccount adjustment. The Company deducts the Excess Charge only upon reinvestment of the monthly subaccount adjustment and does not assess an Excess Charge upon a full or partial withdrawal from the Contract. The Company reserves the right to compute and deduct the Excess Charge from each Subaccount on each Valuation Date. See the Statement of Additional Information for a more detailed discussion of how the Excess Charge is deducted.
Cut-Off Times  — Any financial transactions involving your Contract, including those submitted by telephone, must be received by us before any announced closing of regular trading on the New York Stock Exchange (the “cut-off time”) to be processed on the current Valuation Date. The New York Stock Exchange normally closes at 3:00 p.m. Central time, so financial transactions normally must be received prior to that time. Financial transactions received at or after the cut-off time will be processed on the following Valuation Date. Financial transactions include loans, transfers, full and partial withdrawals (including systematic withdrawals), death benefit payments, and Purchase Payments.
Full and Partial Withdrawals  — An Owner may make a partial withdrawal of Contract Value, or surrender the Contract for its Withdrawal Value. A full or partial withdrawal, including a systematic withdrawal, may be taken from Contract Value at any time while the Owner is living and before the Annuity Start Date, subject to limitations under the applicable plan for Qualified Plans and applicable law. Withdrawals (other than systematic withdrawals) after the Annuity Start Date are permitted only under Annuity Options 5, 6 and 7 (unless the Owner has elected fixed annuity payments under Option 7). See “Annuity Period” for a discussion of withdrawals after the Annuity Start Date. A full or partial withdrawal request generally will be effective as of the end of the Valuation Period that it is received by the Company; however, if the request is received on a Valuation Date at or after the cut-off time, the withdrawal
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will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Cut-Off Times.” In addition, a withdrawal will not be processed until it is in good order. In this regard, “good order” means that the withdrawal request is accompanied by a properly completed Withdrawal Request form (including the Owner’s signature and the written consent of any effective assignee or irrevocable beneficiary, if applicable).
The proceeds received upon a full withdrawal will be the Contract’s Withdrawal Value. The Withdrawal Value is equal to the Contract Value as of the end of the Valuation Period during which the withdrawal is processed, less any outstanding Contract Debt, any applicable withdrawal charges (if the withdrawal is made from Purchase Payments that have been held in the Contract for less than seven years), any pro rata account administration charge and any uncollected premium taxes to reimburse the Company for any tax on premiums on a Contract that may be imposed by various states and municipalities. See “Contingent Deferred Sales Charge,” “Account Administration Charge,” and “Premium Tax Charge.” If the Extra Credit Rider is in effect, Contract Value will also be reduced by any Credit Enhancements that have not yet vested. See the discussion of vesting of Credit Enhancements under “Extra Credit.” The Withdrawal Value during the Annuity Period under Option 7 is the present value of future annuity payments commuted at the assumed interest rate, less any applicable withdrawal charges and any uncollected premium taxes.
The Company requires the signature of the Owner on any request for withdrawal. The Company also requires a guarantee of such signature to effect the transfer or exchange of all of the Contract, or any part of the Contract in excess of $25,000, for another investment. The signature guarantee must be provided by an eligible guarantor, such as a bank, broker, credit union, national securities exchange or savings association. Notarization is not an acceptable form of signature guarantee. The Company further requires that any request to transfer or exchange all or part of the Contract for another investment be made upon a transfer form provided by the Company which is available upon request.
A partial withdrawal may be requested for a specified percentage or dollar amount of Contract Value. Each partial withdrawal must be at least $500 except systematic withdrawals discussed below. A request for a partial withdrawal (including systematic withdrawals) will result in a payment by the Company of the amount specified in the partial withdrawal request less any applicable withdrawal charge, any premium tax charge and a percentage of any Credit Enhancements that have not yet vested. Alternatively, you may request that any withdrawal charge, any premium tax charge and a percentage of any unvested Credit Enhancements, be deducted from your remaining Contract Value, provided there is sufficient Contract Value available. Upon payment, your Contract Value will be reduced by an amount equal to the payment, or if you requested that any withdrawal charges be deducted from your remaining Contract Value, your Contract Value also will be reduced by the amount of any such withdrawal charge, any premium tax charge and a percentage of any Credit Enhancements that have not yet vested. See “Premium Tax Charge” and “Extra Credit.” No partial withdrawal will be processed which would result in the withdrawal of Contract Value from the Loan Account.
If a partial withdrawal (other than a systematic withdrawal or a withdrawal made to pay the fees of your investment adviser) is requested after the first Contract Year that would leave the Withdrawal Value in the Contract less than $2,000, the Company reserves the right to terminate the Contract and pay the Contract Value in one sum to the Owner. However, the Company will first notify the Owner that the Contract is subject to termination, and will only terminate the Contract if, after 90 days following the date of the notice, the Owner has not made any Purchase Payments to increase the Withdrawal Value to $2,000. No partial withdrawal will be processed which would result in the withdrawal of Contract Value from the Loan Account.
The Company will deduct the amount of a partial withdrawal from the Contract Value in the Subaccounts and the Fixed Account, according to the Owner’s instructions to the Company. If you do not specify the allocation, the Company will deduct the withdrawal in the same proportion that Contract Value is allocated among the Subaccounts and the Fixed Account.
A full or partial withdrawal, including a systematic withdrawal, may result in receipt of taxable income to the Owner and, if made prior to the Owner attaining age 59½, may be subject to a 10% penalty tax. In the case of Contracts issued in connection with retirement plans that meet the requirements of Section 403(b) of the Internal Revenue Code, reference should be made to the terms of the particular Qualified Plan for any limitations or restrictions on withdrawals. If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. For more information, see “Restrictions on Withdrawals from Qualified Plans” and “Restrictions under the Texas Optional Retirement Program.” The tax consequences of a withdrawal under the Contract should be carefully considered. See “Federal Tax Matters.”
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Withdrawals to Pay Advisory Fees  — The deduction of advisory fees from your Contract Value is treated as a withdrawal under the Contract. No surrender charges will be assessed on a withdrawal to pay advisory fees and the deduction of advisory fees will not count toward the annual free withdrawal amount. Deductions from your Contract Value to pay advisory fees will reduce death benefits and any guaranteed benefit values, perhaps significantly. See “Benefits Under the Contract.”
Withdrawals to pay advisory fees may still be treated as withdrawals for tax purposes by the Company and/or the IRS. A tax-free partial exchange may become taxable if an advisory fee is paid from your Contract Value within 180 days of the partial exchange. Consult your tax adviser for advice concerning tax-free partial exchanges and the impact of deducting advisory fees from your Contract Value.
Systematic Withdrawals  — For no additional charge, the Company currently offers a feature under which you may select systematic withdrawals. Under this feature, an Owner may elect to receive systematic withdrawals while the Owner is living and before the Annuity Start Date by sending a properly completed Scheduled Systematic Withdrawal form to the Company at its Administrative Office. This option may be elected at any time. An Owner may designate the systematic withdrawal amount as a percentage of Contract Value allocated to the Subaccounts and/or Fixed Account, as a fixed period, as level payments, as a specified dollar amount, as all earnings in the Contract, or based upon the life expectancy of the Owner or the Owner and a Beneficiary. An Owner also may designate the desired frequency of the systematic withdrawals, which may be monthly, quarterly, semiannual or annual. The Owner may stop or modify systematic withdrawals upon proper written request received by the Company at its Administrative Office at least 30 days in advance of the requested date of termination or modification. A proper request must include the written consent of any effective assignee or irrevocable beneficiary, if applicable.
Each systematic withdrawal must be at least $100. Upon payment, your Contract Value will be reduced by an amount equal to the payment proceeds plus any applicable withdrawal charge and premium tax. Contract Value will also be reduced by a percentage of any Credit Enhancements that have not yet vested. See “Extra Credit.”
In no event will payment of a systematic withdrawal exceed the Contract Value less any applicable withdrawal charges, any uncollected premium taxes, any pro rata account administration charge, and any reduction for Credit Enhancements that have not yet vested (the “Withdrawal Value”). The Contract will automatically terminate if a systematic withdrawal causes the Contract’s Withdrawal Value to equal $0.
The Company will effect each systematic withdrawal as of the end of the Valuation Period during which the withdrawal is scheduled. The deduction caused by the systematic withdrawal, including any applicable withdrawal charge, will be allocated to your Contract Value in the Subaccounts and the Fixed Account, as you have directed. If you do not specify the allocation, the Company will deduct the systematic withdrawal in the same proportion that Contract Value is allocated among the Subaccounts and the Fixed Account.
The Company may, at any time, discontinue, modify, suspend or charge a fee for systematic withdrawals. You should consider carefully the tax consequences of a systematic withdrawal, including the 10% penalty tax which may be imposed on withdrawals made prior to the Owner attaining age 59½. See “Restrictions on Withdrawals from Qualified Plans,” “Restrictions under the Texas Optional Retirement Program,” and “Federal Tax Matters.”
Free-Look Right  — You may return a Contract within the Free-Look Period, which is generally a ten-day period beginning when you receive the Contract. Purchase Payments received during the Free-Look period will be allocated according to your instructions contained in the application or more recent instructions, if any. If you return your Contract during the Free-Look Period, the Company will then deem void the returned Contract and will refund to you as of the Valuation Date on which the Company receives your Contract Purchase Payments allocated to the Fixed Account (not including any Credit Enhancements if the Extra Credit Rider was in effect). The Company will also refund any Contract Value allocated to the Subaccounts based upon the value of Accumulation Units next determined after we receive your Contract, plus any charges deducted from such Contract Value, less any such Contract Value attributable to Credit Enhancements. Because the Company will deduct the current value of any Credit Enhancements from the amount of Contract Value refunded to you, the Company will bear the investment risk associated with Credit Enhancements during the Free-Look Period.
Some states’ laws require us to refund your Purchase Payments. If your Contract is delivered in one of those states and you return your Contract during the Free-Look Period, the Company will refund the greater of: (1) Purchase Payments (not including any Credit Enhancement); or (2) Contract Value, plus any charges deducted from such Contract Value, less the Contract Value attributable to any Credit Enhancements.
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Death Benefit  — You should consider the following provisions carefully when choosing the Designated Beneficiary, Annuitant, and any Joint Annuitant, as well as before changing any of these parties. Naming different persons as Owner(s), Annuitant(s) and Designated Beneficiary(ies) can have important impacts on whether the death benefit is paid, and on who would receive it.
If any Owner dies prior to the Annuity Start Date while this Contract is in force, the Company will calculate the death benefit proceeds payable to the Designated Beneficiary as of the Valuation Date the Company receives due proof of the Owner’s death and instructions regarding payment to the Designated Beneficiary.
If the surviving spouse of the deceased Owner is the sole Designated Beneficiary, such spouse may elect to continue the Contract in force, subject to certain limitations. See “Distribution Requirements.” If any Owner is not a natural person, the death benefit proceeds will be calculated as of the date the Company receives due proof of death of the Annuitant prior to the Annuity Start Date and instructions regarding payment. If the death of an Owner occurs on or after the Annuity Start Date, any applicable death benefit will terminate at the Annuity Start Date without value. See “Annuity Options.”
The death benefit proceeds will be the death benefit reduced by any outstanding Contract Debt, any pro rata account administration charge and any uncollected premium tax. If the age of each Owner was 80 or younger on the Contract Date and an Owner dies prior to the Annuity Start Date while this Contract is in force, the amount of the death benefit will be the greater of:
1.	The sum of all Purchase Payments (not including any Credit Enhancements if the Extra Credit Rider was in effect), less any reductions caused by previous withdrawals, including withdrawal charges, or
2.
The Contract Value on the Valuation Date due proof of death and instructions regarding payment are received by the Company (less any Credit Enhancements applied during the 12 months prior to the date of the Owner’s death).

If any Owner was age 81 or older on the Contract Date, the death benefit will be as set forth in item 2 above.
Example of the Standard Death Benefit . Assume:
(i)	The initial Purchase Payment is $100,000
(ii)	The Owner takes one withdrawal of $10,000 over the life of the Contract
(iii)	At the time of the Owner’s death, the Contract Value is $89,000
(iv)	There is no outstanding Contract Debt and no unvested Credit Enhancements at the time of the Owner’s death
If the Owner was 80 years old or younger on the Contract Date, the standard death benefit is the greater of the Contract Value or total Purchase Payments less any withdrawals (including withdrawal charges).  The Contract Value is $89,000, and the amount of total Purchase Payments less withdrawals and withdrawal charges is $90,000.  Thus, the death benefit is $90,000.
If the Owner was 81 years or older on the Contract Date, the standard death benefit is the Contract Value, which is $89,000.
Example of the Impact of Advisory Fee Withdrawals on Contract Value and the Standard Death Benefit over Time . Assume:
(i)	The initial Purchase Payment is $100,000 and no additional Purchase Payments are added to the Contract.
(ii)	The Contract Value grows at an annual rate of 3%.
(iii)	An advisory fee withdrawal of $1,000 is taken each Contract Year at the end of the Contract Year.

Beginning of Contract Year	Contract Value Prior to Advisory Fee Withdrawal	Advisory Fee Withdrawal	Contract Value After Advisory Fee Withdrawal	Death Benefit After Advisory Fee Withdrawal
1	$100,000.00	$1,000.00	$102,000.00	$102,000.00
2	$102,000.00	$1,000.00	$104,060.00	$104,060.00

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Beginning of Contract Year	Contract Value Prior to Advisory Fee Withdrawal	Advisory Fee Withdrawal	Contract Value After Advisory Fee Withdrawal	Death Benefit After Advisory Fee Withdrawal
3	$104,060.00	$1,000.00	$106,181.80	$106,181.80
4	$106,181.80	$1,000.00	$108,367.25	$108,367.25
5	$108,367.25	$1,000.00	$110,618.27	$110,618.27
6	$110,618.27	$1,000.00	$112,936.82	$112,936.82
7	$112,936.82	$1,000.00	$115,324.92	$115,324.92
8	$115,324.92	$1,000.00	$117,784.67	$117,784.67
9	$117,784.67	$1,000.00	$120,318.21	$120,318.21
10	$120,318.21	$1,000.00	$122,927.76	$122,927.76
11	$122,927.76	$1,000.00	$125,615.59	$125,615.59
12	$125,615.59	$1,000.00	$128,384.06	$128,384.06
13	$128,384.06	$1,000.00	$131,235.58	$131,235.58
14	$131,235.58	$1,000.00	$134,172.65	$134,172.65
15	$134,172.65	$1,000.00	$137,197.83	$137,197.83
16	$137,197.83	$1,000.00	$140,313.76	$140,313.76
17	$140,313.76	$1,000.00	$143,523.18	$143,523.18
18	$143,523.18	$1,000.00	$146,828.87	$146,828.87
19	$146,828.87	$1,000.00	$150,233.74	$150,233.74
20	$150,233.74	$1,000.00	$153,740.75	$153,740.75
21	$153,740.75	$1,000.00	$157,352.97	$157,352.97
As the table above demonstrates, withdrawals to pay advisory fees taken over time will decrease the Contract Value. If the death benefit is equal to the Contract Value, such death benefit will also decrease as a result of withdrawals to pay advisory fees.
If you purchased one of the optional riders that provide an enhanced death benefit, your death benefit will be determined in accordance with the terms of the rider. See the discussion of the Annual Stepped Up Death Benefit above, as well as the discussion of the Guaranteed Growth Death Benefit; Combined Annual Stepped Up and Guaranteed Growth Death Benefit ; Enhanced Death Benefit ; Combined Enhanced Death Benefit and Annual Stepped Up Death Benefit ; Combined Enhanced Death Benefit and Guaranteed Growth Death Benefit ; and Combined Enhanced Death Benefit , Annual Stepped Up Death Benefit, and Guaranteed Growth Death Benefit. Your death benefit proceeds under the rider will be the death benefit reduced by any outstanding Contract Debt, any pro rata account administration charge and any uncollected premium tax, and if the proceeds are based upon Contract Value, any Credit Enhancements applied during the 12 months preceding the Owner’s date of death. No Credit Enhancements will be recaptured from the Death Benefit that are attributable to amounts allocated to the Fixed Account.
The death benefit proceeds will be paid to the Designated Beneficiary in a single sum or under one of the Annuity Options, as elected by the Designated Beneficiary. However, if the Owner has completed a restricted beneficiary designation form, the death benefit proceeds will be paid to the Designated Beneficiary in the manner specified on the form. If the Company does not receive at its Administrative Office within six months of the date of the Owner’s death instructions regarding the death benefit payment, the death benefit will be as set forth in item 2 above. If the Designated Beneficiary is to receive annuity payments under an Annuity Option, there may be limits under applicable law on the amount and duration of payments that the Beneficiary may receive, and requirements respecting timing of payments. Under a Qualified Contract, most non-spouse Designated Beneficiaries will be required to receive all proceeds within ten years. A tax adviser should be consulted in considering Annuity Options.
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See “Federal Tax Matters” and “Distribution Requirements” for a discussion of the tax consequences in the event of death.
Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of 3 to 5 years from the Contract’s Annuity Start Date or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, the Designated Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Designated Beneficiary or the Owner last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit (without interest) if your Designated Beneficiary steps forward to claim the death benefit with the proper documentation. To prevent such escheatment, it is important that you update your Designated Beneficiary designations, including addresses, if and as they change. Such updates should be communicated in writing or other approved means at our Administrative Office.
Distribution Requirements  — For Contracts issued in connection with a Qualified Plan, the terms of the particular Qualified Plan and the Internal Revenue Code should be reviewed with respect to distributions following the death of the Owner or Annuitant. Because the rules applicable to Qualified Plans are extremely complex, a competent tax adviser should be consulted.
The Contract provides that upon your death, a surviving spouse may have certain continuation rights that he or she may elect to exercise for the Contract’s death benefit and any joint-life coverage under an optional living benefit. All Contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Consult a tax adviser for more information on this subject.
Please note that any death benefit we may pay that is in excess of Contract Value is subject to our financial strength and claims-paying ability.
Death of the Annuitant  — If the Annuitant dies prior to the Annuity Start Date, and the Owner is a natural person and is not the Annuitant, no death benefit proceeds will be payable under the Contract. The Owner may name a new Annuitant within 30 days of the Annuitant’s death. If a new Annuitant is not named, the Company will designate the Owner as Annuitant. On the death of the Annuitant after the Annuity Start Date, any guaranteed payments remaining unpaid will continue to be paid to the Designated Beneficiary pursuant to the Annuity Option in force at the date of death.
Benefits Under the Contract

The following table summarizes information about the optional and standard benefits under the Contract that are currently available or have been previously offered. Please note that this table does not fully describe the terms and conditions of each benefit. You should refer to the applicable sections of this Prospectus for additional information.
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Standard Benefits
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
Dollar Cost Averaging	Allows the systematic transfer of a specified dollar amount or percentage of Contract Value among Subaccounts and the Fixed Account, if available.	There is no charge for this option
•   The minimum amount that may be transferred to any one Subaccount is $25.00.
•   The Company may discontinue, modify, or suspend Dollar Cost Averaging at any time.
•   Transfers can be made for a fixed period of time, or until the total amount elected has been transferred or the Contract Value in the Subaccount from which transfers are made has been depleted.
•   After termination of Dollar Cost Averaging for any reason, before reinstating Dollar Cost Averaging, you must wait at least one month if transfers were monthly, at least one quarter if transfers were quarterly, at least six months if transfers were semiannual, and at least one year if transfers were annual.

Asset Reallocation Option	Allows you to automatically transfer Contract Value on a monthly, quarterly, semiannual or annual basis to maintain a particular percentage allocation among the Subaccounts.	There is no charge for this option	• The Company may discontinue, modify, or suspend the availability of the Asset Reallocation Option at any time.
Standard Death Benefit-Contract Issue Age 81 and Older	Provides a death benefit equal to the Contract Value	There is no charge for this option.
•   The death benefit will be reduced by any outstanding Contract Debt, any pro rata account administration charge and any uncollected premium tax.
•   Purchase payments do not include any Credit Enhancements.
•   The Contract Value will be reduced by any Credit Enhancements applied during the 12 months prior to the date of the Owner’s death.

Standard Death Benefit-Contract Issue Age 80 or Younger	Provides a death benefit equal to the greater of all Purchase Payments less any withdrawals, including withdrawal charges, or Contract Value.	There is no charge for this option
•   The death benefit will be reduced by any outstanding Contract Debt, any pro rata account administration charge and any uncollected premium tax.
•   Purchase payments do not include any Credit Enhancements.
•   The Contract value will be reduced by any Credit Enhancements applied during the 12 months prior to the date of the Owner’s death.

Systematic Withdrawals	Allows you to set up automatic periodic payments from your Contract Value.	There is no charge for this option	• Each payment must be at least $100 (unless we consent otherwise). • Withdrawals may be subject to income tax and penalties.

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Contract Loans	Provides the ability to borrow money under your Contract using the Contract Value as the only security for the loan.	5.75% plus total charges for riders selected (3.00% interest credited on loan amounts)
•   Only permitted in connection with 403(b) Contracts and pursuant to the Employer plan or program.
•   A loan must be taken and repaid prior to the Annuity Start Date.
•   Subject to minimum and maximum loan amounts.
•   The Fixed Account must be available under your Contract.
•   Loans must be repaid within 5 years.
•   You forego the investment experience of the Subaccounts and the Current Rate of interest on the Fixed Account on any loaned amounts.

Optional Benefits
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
Extra Credit (3%, 4% or 5%)	Provides a Credit Enhancement equal to 4% of Purchase Payments, which will be added to the Contract Value for each Purchase Payment made in the first Contract Year.	3%: 0.40%
•   Credit Enhancements are only applied to Purchase Payments received in the first Contract Year. If Purchase payments are made in subsequent Contract years, the charge for this benefit will increase proportionately in relation to those Purchase Payments and no additional Credit Enhancement will be applied.
•   You may not select an Annuity Start Date prior to seven years from the effective date of the rider.
•   Credit Enhancements are not fully vested until the seventh Contract Anniversary. Until that date, all or a portion of the Credit Enhancement(s) will be forfeited under certain circumstances.
•   Only one Extra Credit Rider could be purchased for your Contract.
•   Available only at Contract issue if Owner was age 80 or younger
•   Available at Contract issue only.

4%: 0.55%
5%: 0.70%
Guaranteed Minimum Income Benefit (3% or 5%)	Provides a lifetime minimum income benefit, based on a 3% or 5% crediting rate, for the purchase of a Fixed Annuity only.	3%: 0.15%
•   You may only apply the Minimum Income Benefit to purchase certain fixed annuity options.
•   You may not exercise this benefit, convert it to an income stream, until your 10th Contract Anniversary and later.
•   If you elect the Guaranteed Minimum Income Benefit at 5%, the Company will credit a maximum rate of 4% for amounts allocated to the Invesco V.I. Government Money Market Subaccount or the Fixed Account.
•   Any amounts allocated to the Loan Account will only earn the Guaranteed Rate.
•   Available only at Contract issue if the Owner was age 79 or younger.
•   Withdrawals (including withdrawals to pay advisory fees) will reduce the benefit proportionately. This means withdrawals could significantly reduce the benefit by substantially more than the actual amount of the withdrawal, or even terminate the benefit.

5%: 0.30%

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Annual Stepped Up Death Benefit	This rider makes available an enhanced death benefit equal to the greatest of (1) Purchase Payments (excluding Credit Enhancements) less any withdrawals and withdrawal charges, (2) the Contract Value, or (3) the Stepped Up Death Benefit	0.20%
•   We will recapture any Credit Enhancements, if applicable, during the 12 months preceding the Owner’s date of death.
•   If proof of death and instructions regarding payment are not received by the Company within six months of the Owner’s date of death, the death benefit will equal the Contract Value.
•   Available only at Contract issue if the age of the Owner at the time the Contract was issued was age 79 or younger.
•   The benefit will terminate at the Annuity Start Date.
•   The death benefit will be reduced by any outstanding Contract Debt, pro rata account administration charge, and outstanding premium tax.
•   Withdrawals (including withdrawals to pay advisory fees) will reduce the benefit proportionately. This means withdrawals could significantly reduce the benefit by substantially more than the actual amount of the withdrawal, or even terminate the benefit.

Guaranteed Growth Death Benefit	Provides an enhanced death equal to the greater of all Purchase Payments (not including any Credit Enhancements), the Contract Value on the Valuation Date, or the Guaranteed Growth Death Benefit.	3%: 0.10%
•   Any death benefit will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death.
•   (If you elect the Guaranteed Growth Death Benefit at 5%, 6% or 7%, the Company will credit a maximum rate of 4% for amounts allocated to the Invesco V.I. Government Money Market Subaccount or the Fixed Account.
•   Any amounts allocated to the Loan Account will only earn the Guaranteed Rate.
•   The death benefit is capped at an amount equal to 200% of Purchase Payments (not including any Credit Enhancements), less premium tax and any withdrawals, including withdrawal charges.
•   If proof of death and instructions regarding payment are not received by the Company within six months of the Owner’s date of death, the death benefit will equal the Contract Value.
•   Available only at Contract issue and if the Owner was age 79 or younger only.
•   Withdrawals (including withdrawals to pay advisory fees) will reduce the benefit proportionately. This means withdrawals could significantly reduce the benefit by substantially more than the actual amount of the withdrawal, or even terminate the benefit.

		5%: 0.20%
		6%: 0.25%
		7%: 0.30%

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Enhanced Death Benefit	Provides an enhanced death benefit equal to the greater of (1) all Purchase Payments (not including any Credit Enhancements), less withdrawals and withdrawal charges, or (2) the Contract Value (plus the Enhanced Death Benefit).	0.25%
•   Any death benefit will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death.
•   The enhanced death benefit amount is calculated using a lower percentage for Contract issue age 70 or older.
•   If proof of death and instructions regarding payment are not received by the Company within six months of the Owner’s date of death, the death benefit will equal the Contract Value.
•   Available only at Contract issue and if the Owner was age 79 or younger only.
•   Withdrawals (including withdrawals to pay advisory fees) will reduce the benefit proportionately. This means withdrawals could significantly reduce the benefit by substantially more than the actual amount of the withdrawal, or even terminate the benefit.

Combined Annual Stepped Up and Guaranteed Growth Death Benefit	Provides an enhanced death benefit equal to the greatest of (1) all Purchase Payments (not including any Credit Enhancements), less withdrawals and withdrawal charges, (2) the Contract Value on the Valuation Date, (3) the Annual Stepped Up Death Benefit, or (4) the Guaranteed Growth Death Benefit at 5%.	0.25%
•   Any death benefit will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death.
•   If proof of death and instructions regarding payment are not received by the Company within six months of the Owner’s date of death, the death benefit will equal the Contract Value.
•   Available only at Contract issue if the Owner was age 79 or younger.
•   Withdrawals (including withdrawals to pay advisory fees) will reduce the benefit proportionately. This means withdrawals could significantly reduce the benefit by substantially more than the actual amount of the withdrawal, or even terminate the benefit.

Combined Enhanced and Annual Stepped Up Death Benefit	Provides an enhanced death benefit equal to the greatest of (1) all Purchase Payments (not including any Credit Enhancements), less any withdrawals and withdrawal charges, (2) Contract Value (plus the Enhanced Death Benefit), or (3) the Annual Stepped Up Death Benefit (plus the Enhanced Death Benefit)	0.35%
•   Any death benefit will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death.
•   If proof of death and instructions regarding payment are not received by the Company within six months of the Owner’s date of death, the death benefit will equal the Contract Value.
•   Available only at Contract issue if the Owner was age 79 or younger.
•   Withdrawals (including withdrawals to pay advisory fees) will reduce the benefit proportionately. This means withdrawals could significantly reduce the benefit by substantially more than the actual amount of the withdrawal, or even terminate the benefit.

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Combined Enhanced and Guaranteed Growth Death Benefit	Provides an enhanced death benefit equal to the greatest of (1) all Purchase Payments (not including any Credit Enhancements), less withdrawals and withdrawal charges, (2) the Contract Value (plus the Enhanced Death Benefit), or (3) the Guaranteed Growth Death Benefit at 5% (plus the Enhanced Death Benefit).	0.35%
•   Any death benefit will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death.
•   If proof of death and instructions regarding payment are not received by the Company within six months of the Owner’s date of death, the death benefit will equal the Contract Value.
•   Available only at Contract issue if the Owner was age 79 or younger.
•   Withdrawals (including withdrawals to pay advisory fees) will reduce the benefit proportionately. This means withdrawals could significantly reduce the benefit by substantially more than the actual amount of the withdrawal, or even terminate the benefit.

Combined Enhanced, Annual Stepped Up and Guaranteed Growth Death Benefit	Provides an enhanced death benefit equal to the greatest of (1) all Purchase Payments (not including any Credit Enhancements), less withdrawals and withdrawal charges, (2) the Contract Value (plus the Enhanced Death Benefit), (3) the Annual Stepped Up Death Benefit (plus the Enhanced Death Benefit), or (4) the Guaranteed Growth Death Benefit at 5% (plus the Enhanced Death Benefit).	0.40%
•   Any death benefit will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death.
•   If proof of death and instructions regarding payment are not received by the Company within six months of the Owner’s date of death, the death benefit will equal the Contract Value.
•   Available only at Contract issue if the Owner was age 79 or younger.
•   Withdrawals (including withdrawals to pay advisory fees) will reduce the benefit proportionately. This means withdrawals could significantly reduce the benefit by substantially more than the actual amount of the withdrawal, or even terminate the benefit.

Waiver of Withdrawal Charge	Provides a waiver of withdrawal charge in the event of your (1) total and permanent disability prior to age 65, (2) confinement to a nursing home, or (3) terminal illness	0.05%
•   Subject to a written physician’s statement acceptable to the Company or a certified Social Security finding of disability.
•   We will recapture any Credit Enhancements credited during the 12 months preceding any withdrawal.
•   You will receive no benefit from the disability portion of this rider (and the rider charge will remain the same) if your purchased this Contract with this rider after age 65.
•   Available at Contract issue only.
•   Depending on the Annuity Option chosen, a rider fee may be imposed for the life of the Contract.

Waiver of Withdrawal Charge – 15 Years or Disability	This rider makes available a waiver of any withdrawal charge if at the time of withdrawal (1) The Contract has been in force for 15 or more Contract Years; or (2) The Owner has become totally and permanently disabled after the Contract Date and prior to age 65.	0.05%
•   Effective as of the date of the first withdrawal under the terms of this Rider, no additional Purchase Payments may be made to the Contract.
•   Available only at Contract issue.
•   Depending on the Annuity Option chosen, a rider fee may be imposed for the life of the Contract.

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Waiver of Withdrawal Charge – 10 Years or Disability	This Rider makes available a waiver of any withdrawal charge if at the time of withdrawal: (1) The Contract has been in force for 10 or more Contract Years and the Owner has made Purchase Payments on a quarterly (or more frequent) basis for at least five full Contract Years; or (2) The Owner has become totally and permanently disabled after the Contract Date and prior to age 65.	0.10%
•   Effective as of the date of the first withdrawal under the terms of this Rider, no additional Purchase Payments may be made to the Contract.
•   Available only at Contract issue.
•   Depending on the Annuity Option chosen, a rider fee may be imposed for the life of the Contract.

Waiver of Withdrawal Charge – Hardship	This Rider makes available a waiver of any withdrawal charge in the event the Owner experiences a hardship, as defined for purposes of Section 401(k) of the Internal Revenue Code	0.15%
•   Effective as of the date of the first withdrawal under the terms of this Rider, no additional Purchase Payments may be made to the Contract.
•   The Company may require the Owner to provide satisfactory proof of hardship.
•   Available only at Contract issue.
•   Depending on the Annuity Option chosen, a rider fee may be imposed for the life of the Contract.

Waiver of Withdrawal Charge – 5 Years and Age 59½	This Rider makes available a waiver of any withdrawal charge if at the time of withdrawal: (1) The Owner is age 59½ or older; and (2) The Owner has made Purchase Payments on a quarterly (or more frequent) basis for at least 5 full Contract Years.	0.20%
•   Effective as of the date of the first withdrawal under the terms of this Rider, no additional Purchase Payments may be made to the Contract.
•   Available only at Contract issue.
•   Depending on the Annuity Option chosen, a rider fee may be imposed for the life of the Contract.

Upon your application for the Contract, you could select one or more of certain optional riders; provided, however, that you could not select riders with total rider charges in excess of 1.55% of Contract Value (or 1.00% of Contract Value if you select a 0-Year Alternate Withdrawal Charge Rider). The following optional riders were available for election when your Contract was issued:
•	Guaranteed Minimum Income Benefit at 3% or 5%;
•	Annual Stepped Up Death Benefit;
•	Guaranteed Growth Death Benefit at 3%, 5%, 6%, or 7%;
•	Combined Annual Stepped Up and Guaranteed Growth Death Benefit;
•	Enhanced Death Benefit;
•	Combined Enhanced and Annual Stepped Up Death Benefit;
•	Combined Enhanced and Guaranteed Growth Death Benefit;
•	Combined Enhanced, Annual Stepped Up, and Guaranteed Growth Death Benefit;
•	Extra Credit at 3%, 4% or 5%;
•	Waiver of Withdrawal Charge;
•	Alternate Withdrawal Charge;
•	Waiver of Withdrawal Charge – 15 Years or Disability ;
•	Waiver of Withdrawal Charge – 10 Years or Disability ;
•	Waiver of Withdrawal Charge – Hardship ; and
•	Waiver of Withdrawal Charge – 5 Years and Age 59½.
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The Company made each of these riders available only at issue. You cannot change or cancel the rider(s) that you select after they are issued. A rider may not be available in all states. See the detailed description of each rider below.
The deduction of advisory fees from your Contract Value to pay a financial intermediary is treated as a withdrawal under the Contract. Such deductions will reduce death benefits and any guaranteed benefit values, perhaps significantly. Consult your financial intermediary as to the impact of deducting advisory fees from your Contract Value prior to making an election.
Please note that any amount that we may pay or make available under any optional rider that is in excess of Contract Value is subject to our financial strength and claims-paying ability.
Guaranteed Minimum Income Benefit — For an additional charge, as reflected in the Fee Table and the table of benefits above, this Rider makes available a minimum amount for the purchase of a fixed Annuity (“Minimum Income Benefit”). The Minimum Income Benefit is equal to Purchase Payments and any Credit Enhancements, net of any premium tax, less an adjustment for withdrawals, increased at an annual effective rate of interest of 3% or 5%, as elected in the application. (If you elect the Guaranteed Minimum Income Benefit at 5%, please note that the Company will credit a maximum rate of 4% for amounts allocated to the Invesco V.I. Government Money Market Subaccount or the Fixed Account; however, you will still pay the rider charge applicable to the 5% rate.) Any amounts allocated to the Loan Account, however, will earn only the Guaranteed Rate.
In crediting interest, the Company takes into account the timing of when each Purchase Payment and withdrawal occurred and accrues such interest until the earlier of: (1) the Annuity Start Date, or (2) the Contract Anniversary following the oldest Annuitant’s 80th birthday. In the event of a withdrawal, the Minimum Income Benefit is reduced as of the date of the withdrawal by a percentage found by dividing the withdrawal amount, including any withdrawal charges, by Contract Value immediately prior to the withdrawal.
You may apply the Minimum Income Benefit, less, any applicable premium tax and pro rata account administration charge, to purchase a fixed Annuity within 30 days of any Contract Anniversary following the 10th Contract Anniversary. You may apply the Minimum Income Benefit to purchase only a fixed Annuity under Option 2, life income with a 10-year period certain, or Option 4, joint and last survivor with a 10-year period certain. See the discussion of Options 2 and 4 under “Annuity Options.” The Annuity rates for this rider are based upon the 1983(a) mortality table with mortality improvement under projection scale G and an interest rate of 2½%. This rider is available only if the age of the Owner at the time the Contract is issued is age 79 or younger.
Example 1. How the Guaranteed Minimum Income Benefit Increases with Purchase Payments and Interest . Assume:
(i)	The Owner purchases the Contract with the Guaranteed Minimum Income Benefit at 5%.
(ii)	The initial Purchase Payment is $100,000.
(iii)	No Contract Value is allocated to the Invesco V.I. Government Money Market or Fixed Account.
(iv)	There are no outstanding loans on the Contract.
At the time the Contract is issued, the Minimum Income Benefit is $100,000. 191 days after Contract issue, the Owner adds a Purchase Payment of $50,000 to the Contract. As a result of interest accrued over the 191 days since the initial Purchase Payment, immediately prior to the $50,000 Purchase Payment, the Minimum Income Benefit has increased to $102,586, calculated as follows:
Purchase Payment x (1 + Effective Annual Interest Rate)^Time Elapsed Since Purchase Payment
$100,000 x (1 + .05) (191/365) =
$100,000 x 1.05 (191/365) = $102,586
After the $50,000 Purchase Payment, the Minimum Income Benefit is $152,586 ($102,586 + $50,000).
Example 2. How the Guaranteed Minimum Income Benefit Decreases as a Result of Withdrawals .
Continuing from Example 1, the Owner takes a withdrawal of $15,000 a little over a year (377 days) after the $50,000 Purchase Payment. The Contract Value prior to the withdrawal is $150,000 and the Minimum Income
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Benefit prior to the withdrawal is $160,472.50 ($152,586 x 1.05 (377/365) ). After the withdrawal, the Minimum Income Benefit decreases as follows:
Minimum Income Benefit prior to withdrawal x (1 - (Withdrawal amount / Contract Value prior to Withdrawal))
$160,472.50 x (1 - ($15,000 / $150,000) =
$160,472.50 x (1 - .10) =
$160,472.50 x .90 = $144,425.25
After the $15,000 withdrawal, the Contract Value is $135,000 ($150,000 - $15,000), and the Minimum Income Benefit is $144,425.25.
Example 3. How the Minimum Income Benefit is used at Annuitization.
Continuing from Example 2, the Owner decides to annuitize the Contract 20 days after the 10th Contract Anniversary. Approximately 3,104 days have elapsed since the last withdrawal of $15,000. The Owner has taken no other withdrawals and added no additional Purchase Payments to the Contract. The Owner chooses Annuity Option 2 and monthly annuity payments. At the time of annuitization, the year is 2020, and the Owner, a male, is age 72. The guaranteed rate per thousand for the 5% Guaranteed Minimum Income Benefit assuming life with 10 year period certain for a male aged 72 in 2020 is $5.65. As a result of accrued interest, the Minimum Income Benefit at the time of annuitization is $218,695.20 ($144,425.25 x (1.05 (3104/365) )). The guaranteed monthly annuity payment is calculated as follows:
(Minimum Income Benefit at Annuitization / $1,000) x Applicable guaranteed rate per thousand
($218,695.20 / $1,000) x $5.65 =
$218.70 x $5.65 = $1,235.63
Annual Stepped Up Death Benefit — For an additional charge, as reflected in the Fee Table and the table of benefits above, this Rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any outstanding Contract Debt, any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:
1.	The sum of all Purchase Payments (not including any Credit Enhancements), less any withdrawals and withdrawal charges;
2.	The Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company; or
3.	The Stepped Up Death Benefit.
The Stepped Up Death Benefit is the largest result for the following calculation as of the date of receipt of instructions regarding payment of the death benefit:
•	The largest Contract Value on any Contract Anniversary that occurs prior to the oldest Owner attaining age 81; plus
•	Any Purchase Payments received by the Company since the applicable Contract Anniversary; less
•
An adjustment for any withdrawals and withdrawal charges made since the applicable anniversary. In the event of a withdrawal, the Stepped Up Death Benefit is reduced as of the date of the withdrawal by a percentage found by dividing the withdrawal amount, including any withdrawal charges, by Contract Value immediately prior to the withdrawal.

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If an Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner’s death, the death benefit will be as set forth in item 2 above.
This rider is available only if the age of the Owner at the time the Contract is issued is age 79 or younger. See the discussion under “Death Benefit.”
Example of the Annual Stepped Up Death Benefit . Assume:
(i)	The initial Purchase Payment is $50,000, and no additional Purchase Payments are added to the Contract.
(ii)	The Owner is 60 years old when the Contract is issued.
(iii)	The Owner takes no withdrawals between the date the Contract was issued and the date of the Owner’s death.
At the time the Contract is issued, the Stepped Up Death Benefit amount is the initial Purchase Payment or $50,000. Due to positive market performance, the Contract Value on the first Contract Anniversary is $65,000. The Owner’s Stepped Up Death Benefit amount increases from $50,000 to $65,000. Due to negative market performance, the Contract Value has decreased to $49,000 on the second Contract Anniversary. The Stepped Up Death Benefit amount remains at $65,000.
The Owner dies during the third Contract Year. At the time of the Owner’s death, the Contract Value is $55,000. The amount payable at death would be the greatest of (1) the sum of all Purchase Payments (not including any Credit Enhancements), less any withdrawals and withdrawal charges (in this case, $50,000); (2) the Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company (in this case, $55,000); or (3) the Stepped Up Death Benefit (in this case, $65,000). Thus, $65,000 is the death benefit.

Example of a Reduction in the Stepped Up Death Benefit Amount as a Result of a Withdrawal . Assume:
(i)	The initial Purchase Payment is $50,000, and no additional Purchase Payments are added to the Contract.
(ii)	The Owner is 60 years old when the Contract is issued.
At the time the Contract is issued, the Stepped Up Death Benefit amount is the initial Purchase Payment or $50,000. Due to positive market performance, the Contract Value on the first Contract anniversary is $65,000. The Owner’s Stepped Up Death Benefit amount increases from $50,000 to $65,000. Due to negative market performance, the Contract Value has decreased to $49,000 on the second Contract anniversary. The Stepped Up Death Benefit amount remains at $65,000.
The Owner takes a free withdrawal of $4,900 in the third Contract Year. The Contract Value prior to the withdrawal is $35,000. As a result of the withdrawal, the Stepped Up Death Benefit is reduced as follows:
Withdrawal amount / Contract Value prior to withdrawal
$4,900 / $35,000 = 0.14 or 14%
Stepped Up Death Benefit x 14%
$65,000 x 14% = $9,100
$65,000 - $9,100 = $55,900
The Stepped Up Death Benefit following the withdrawal is $55,900.
Example of a Reduction in the Stepped Up Death Benefit Amount as a Result of a Withdrawal to Pay Advisory Fees . Assume:
(i)	The initial Purchase Payment is $100,000, and no additional Purchase Payments are added to the Contract.
(ii)	The Stepped Up Death Benefit prior to the advisory fee withdrawal is $125,000.
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The Owner makes a $1,000 withdrawal to pay advisory fees. The Stepped Up Death Benefit is reduced as follows:
Stepped Up Death Benefit Prior to Advisory Fee Withdrawal x [1 - (Advisory Fee Withdrawal Amount / Contract Value Prior to Advisory Fee Withdrawal)] =
$125,000 x [1 - ($1,000 / $100,000)] =
$125,000 x 1 - .01 = $123,750
The $1,000 withdrawal causes the Stepped Up Death Benefit to decrease by $1,250.
Guaranteed Growth Death Benefit — For an additional charge, as reflected in the Fee Table and the table of benefits above, this Rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:
1.	The sum of all Purchase Payments (not including any Credit Enhancements), less any withdrawals and withdrawal charges;
2.	The Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company; or
3.	The Guaranteed Growth Death Benefit.
The Guaranteed Growth Death Benefit is an amount equal to Purchase Payments and any Credit Enhancements, net of any premium tax, less an adjustment for withdrawals, increased at an annual effective rate of interest of 3%, 5%, 6% or 7%, as elected in the application. (If you elect the Guaranteed Growth Death Benefit at 5%, 6% or 7%, please note that the Company will credit a maximum rate of 4% for amounts allocated to the Invesco V.I. Government Money Market Subaccount or the Fixed Account; however, you will still pay the Rider charge applicable to the rate you have selected.) Any amounts allocated to the Loan Account, however, will only earn the Guaranteed Rate. In crediting interest, the Company takes into account the timing of when each Purchase Payment and withdrawal occurred. The Company accrues such interest until the earliest of: (1) the Annuity Start Date; (2) the Contract Anniversary following the oldest Owner’s 80th birthday; (3) the date due proof of the Owner’s death and instructions regarding payment are received; or (4) the six-month anniversary of the Owner’s date of death. In the event of a withdrawal, the Guaranteed Growth Death Benefit is reduced as of the date of the withdrawal by a percentage found by dividing the withdrawal amount, including any withdrawal charges, by Contract Value immediately prior to the withdrawal.
The amount of the Guaranteed Growth Death Benefit shall not exceed an amount equal to 200% of Purchase Payments (not including any Credit Enhancements), net of premium tax and any withdrawals, including withdrawal charges.
If an Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner’s death, the death benefit will be Contract Value, as set forth in item 2 above.
This Rider is available only if the age of the Owner at the time the Contract is issued is age 79 or younger. See the discussion under “Death Benefit.”
Example 1. How the Guaranteed Growth Death Benefit   Increases with Purchase Payments and Interest . Assume:
(i)	The Owner purchases the Contract with the Guaranteed Growth Death Benefit at 5%.
(ii)	The initial Purchase Payment is $100,000.
(iii)	No Contract Value is allocated to the Invesco V.I. Government Money Market or the Fixed Account.
(iv)	The Owner does not purchase a credit enhancement rider.
(v)	There are no outstanding loans on the Contract.
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At the time the Contract is issued, the Guaranteed Growth Death Benefit is $100,000, and the Guaranteed Growth Death Benefit cap is 200% of Purchase Payments or $200,000. 191 days after Contract issue, the Owner adds a Purchase Payment of $50,000 to the Contract. As a result of interest accrued over the 191 days since the initial Purchase Payment, immediately prior to the $50,000 Purchase Payment, the Guaranteed Growth Death Benefit has increased to $102,586, calculated as follows:
Purchase Payment x (1 + Effective Annual Interest Rate)^Time Elapsed Since Purchase Payment
$100,000 x (1 + .05) (191/365) =
$100,000 x 1.05 (191/365) = $102,586
The Guaranteed Growth Death Benefit increases as a result of the Purchase Payment:
Guaranteed Growth Death Benefit prior to Purchase Payment + Purchase Payment
$102,586 + $50,000 = $152,586
The Guaranteed Growth Death Benefit cap also increases as a result of the Purchase Payment:
Guaranteed Growth Death Benefit cap prior to Purchase Payment + (Purchase Payment x 200%)
$200,000 + ($50,000 x 200%) =
$200,000 + $100,000 = $300,000
Following the $50,000 Purchase Payment, the Guaranteed Growth Death Benefit is $152,586, and the Guaranteed Growth Death Benefit cap is $300.000.
Example 2. How the Guaranteed Growth Death Benefit   Decreases as a Result of a Withdrawal .
Continuing from Example 1, the Owner takes a withdrawal of $15,000 a little over a year (377 days) after the $50,000 Purchase Payment. The Contract Value prior to the withdrawal is $150,000 and the Guaranteed Growth Death Benefit prior to the withdrawal is $160,472.50 ($152,586 x 1.05 (377/365) ). After the withdrawal, the Guaranteed Growth Death Benefit decreases as follows:
Guaranteed Growth Death Benefit prior to withdrawal x (1 - (Withdrawal amount / Contract Value prior to Withdrawal))
$160,472.50 x (1 - ($15,000 / $150,000) =
$160,472.50 x (1 - .10) =
$160,472.50 x .90 = $144,425.25
The Guaranteed Growth Death Benefit cap also decreases as a result of the withdrawal:
(Cumulative Purchase Payments - Cumulative withdrawals) x 200%
($150,000 - $15,000) x 200% =
$135,000 x 200% = $270,000
After the $15,000 withdrawal, the Contract Value is $135,000 ($150,000 - $15,000), the Guaranteed Growth Death Benefit is $144,425.25, and the Guaranteed Growth Death Benefit cap is $270,000.
Example 3. How the Guaranteed Growth Death Benefit applies at Death .
Continuing from Example 2, 439 days after the $15,000 withdrawal, the Company receives due proof of death. At the time of death, the Contract Value is $150,000. The amount payable at death would be the greatest of (1) the sum of all Purchase Payments, less any withdrawals and withdrawal charges (in this case, $135,000); (2) the Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company (in this case, $150,000); or (3) the Guaranteed Growth Death Benefit (in this case, $153,154 ($144,425.25 x 1.05 (439/365) ). Thus, $153,154 is the amount that would be paid.
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Example 4. How Advisory Fee Withdrawals Reduce the   Guaranteed Growth Death Benefit .
Continuing from Example 3, 191 days after the Contract Date, a $1,000 advisory fee is withdrawn from the Contract. Prior to the withdrawal, the Contract Value is $100,000. At the time the Contract is issued, the initial Guaranteed Growth Death Benefit is $100,000. Immediately prior to the withdrawal of the advisory fee, the Guaranteed Growth Death Benefit would have grown to $102,586 ($100,000 x 1.05^ (191/365) ). After the advisory fee is withdrawn, the reduction to the Guaranteed Growth Death Benefit is calculated as follows:
Guaranteed Growth Death Benefit Prior to Advisory Fee Withdrawal x (1 - (Advisory Fee Withdrawal Amount / Contract Value)) =
$102,586 x (1 - ($1,000 / $100,000)) =
$102,586 x (1 - .01) = $101,560.14
At the time of Contract issue, the Guaranteed Growth Death Benefit cap is equal to 200% of Purchase Payments or $200,000. After the advisory fee withdrawal, the cap decreases to $198,000 ($200,000 - ($1,000 x 200%)).
Combined Annual Stepped Up and Guaranteed Growth Death Benefit — For an additional charge, as reflected in the Fee Table and the table of benefits above, this rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:
1.	The sum of all Purchase Payments (not including any Credit Enhancements), less any withdrawals and withdrawal charges;
2.	The Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company;
3.	The Annual Stepped Up Death Benefit (as described above); or
4.	The Guaranteed Growth Death Benefit at 5% (as described above).
If an Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner’s death, the death benefit will be as set forth in item 2 above.
This rider is available only if the age of the Owner at the time the Contract is issued is age 79 or younger. See the discussion under “Death Benefit.”
Example 1.How the Combined Annual Stepped Up and Guaranteed Growth Death Benefit Works . Assume:
(i)	The Owner purchases the Contract with the Combined Annual Stepped Up and Guaranteed Growth Death Benefit.
(ii)	The Owner is age 60 when the Contract is purchased.
(iii)	The initial Purchase Payment is $100,000.
(iv)	The Owner takes no withdrawals between Contract issue and death.

At the time of Contract issue, the Annual Stepped Up Death Benefit is $100,000 (the Purchase Payment), the Guaranteed Growth Death Benefit at 5% is $100,000 (the Purchase Payment), and the Guaranteed Growth Death Benefit cap is 200% or $200,000.
Due to positive market performance, the Contract Value on the first Contract Anniversary is $125,000. The Annual Stepped Up Death Benefit increases to
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$125,000, the Guaranteed Growth Death Benefit increases to $105,000 ($100,000 x (1.05 (365/365) )), and the Guaranteed Growth Death Benefit cap remains unchanged at $200,000.
Due to negative market performance, the Contract Value on the second Contract Anniversary is $98,000. The Annual Stepped Up Death Benefit remains unchanged at $125,000, the Guaranteed Growth Death Benefit increases to $110,250 ($105,000 x (1.05 (365/365) )), and the Guaranteed Growth Death Benefit cap remains unchanged at $200,000.
212 days into the third Contract Year, the Owner dies. At the time of death, the Contract Value is $102,000, and the Guaranteed Growth Death Benefit is $113,419 ($110,250 x (1.05 (212/365) )). The death benefit is the greatest of: (1) the sum of all Purchase Payments (not including any Credit Enhancements), less any withdrawals and withdrawal charges (in this example, $100,000), (2) the Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company (in this example, $102,000), (3) the Annual Stepped Up Death Benefit (in this example, $125,000), or (4) the Guaranteed Growth Death Benefit at 5% (in this example, $113,419).
Thus, the death benefit payable is $125,000.
Example 2. How Advisory Fee Withdrawals Reduce the Combined Annual Stepped Up and Guaranteed Growth Death Benefit .
Continuing from Example 1, a $1,000 advisory fee is withdrawn from the Contract. Prior to the withdrawal, the Contract Value is $100,000, the Guaranteed Growth Death Benefit is $113,419, the Guaranteed Growth Death Benefit cap is $200,000, and the Annual Stepped Up Death Benefit is $125,000.
After the withdrawal, the Guaranteed Growth Death Benefit is calculated as follows:
Guaranteed Growth Death Benefit Prior to Advisory Fee Withdrawal x [1 – (Advisory Fee Withdrawal Amount / Account Value Prior to Advisory Fee Withdrawal)] =
$113,419 x [1 - (1 - ($1,000 / $100,000)] =
$113,419 x (1 - .01) = $112,284.81
The Guaranteed Growth Death Benefit cap is calculated as follows:
Guaranteed Growth Death Benefit Cap Prior to Advisory Fee Withdrawal - (200% x Advisory Fee Withdrawal Amount) =
$200,000 - (200% x $1,000) = $198,000
The Annual Stepped Up Death Benefit is calculated as follows:
Annual Stepped Up Death Benefit Prior to Advisory Fee Withdrawal x [1 - (Advisory Fee Withdrawal Amount / Contract Value Prior to Advisory Fee Withdrawal)] =
$125,000 x [1 - ($1,000 / $100,000)] =
$125,000 x (1 - .01) = $123,750
Enhanced Death Benefit — For an additional charge, as reflected in the Fee Table and the table of benefits above, this rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greater of:
1.	The sum of all Purchase Payments (not including any Credit Enhancements), less any withdrawals and withdrawal charges; or
2.	The Contract Value on the Valuation Date due proof of the Owner’s death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit.
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The Enhanced Death Benefit for a Contract issued prior to the Owner attaining age 70 is the lesser of: (1) 50% of Contract gain; or (2) 50% of adjusted Purchase Payments. For a Contract issued after the Owner has attained age 70 or older, the Enhanced Death Benefit is the lesser of: (1) 25% of Contract gain; or (2) 25% of adjusted Purchase Payments.
•	“Contract gain” is equal to Contract Value as of the date due proof of death and instructions with regard to payment are received less adjusted Purchase Payments.
•
“Adjusted Purchase Payments” are equal to all Purchase Payments made to the Contract adjusted for withdrawals and any applicable premium tax. In the event of a withdrawal, Purchase Payments are reduced as of the date of the withdrawal by a percentage found by dividing the withdrawal amount, including any withdrawal charges, by Contract Value immediately prior to the withdrawal.

If the Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner’s death, the death benefit will be the Contract Value on the Valuation Date due proof of the Owner’s death and instructions regarding payment are received by the Company.
This rider is available only if the age of the Owner at the time the Contract is issued is age 79 or younger. See the discussion under “Death Benefit.”
Example 1. How the Enhanced Death Benefit Works . Assume:
(i)	The Owner purchases the Contract with the Enhanced Death Benefit.
(ii)	The Owner is age 60 when the Contract is purchased.
(iii)	The initial Purchase Payment is $100,000.

During the fifth Contract Year, the Owner takes a withdrawal of $10,000. The Contract Value at the time of the withdrawal is $160,000. The adjusted Purchase Payments after the withdrawal are calculated as follows:
Previous Adjusted Purchase Payments x (1 - Withdrawal / Contract Value prior to withdrawal)
$100,000 x (1 - $10,000 / $160,000) =
$100,000 x (1 - .0625) =
$100,000 x .9375 = $93,750
During the sixth Contract Year, the Owner dies. At the time of death, the Contract Value is $175,000.
The Enhanced Death Benefit is the lesser of (1) 50% of the Contract gain, or (2) 50% of adjusted Purchase Payments.
50% of Contract gain = 50% x (Contract Value as of Due Proof of Death - Adjusted Purchase Payments)
50% x ($175,000 - $93,750) =
50% x $81,250 = $40,625
50% of adjusted Purchase Payments = 50% x 93,750 = $46,875
Thus, the Enhanced Death Benefit is $40,625.
The death benefit is the greater of: (1) the sum of all Purchase Payments (not including any Credit Enhancements), less any withdrawals and withdrawal charges (in this example, $90,000 ($100,000 - $10,000)), or (2) the Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company, plus the Enhanced Death Benefit (in this example, $215,625 ($175,000 + $40,625).
Thus, the death benefit payable is $215,625.
Example 2. How Advisory Fee Withdrawals Reduce the Enhanced Death Benefit .
Continuing from Example 1, a $1,000 advisory fee is withdrawn from the Contract. Prior to the withdrawal, the Contract Value is $125,000. After the withdrawal, the Adjusted Purchase Payments are calculated as follows:
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Adjusted Purchase Payments Prior to Advisory Fee Withdrawal x [1 - (Advisory Fee Withdrawal Amount / Contract Value Prior to Advisory Fee Withdrawal)] =
$100,000 x [1 - ($1,000 / $125,000)] =
$100,000 x (1 - .008) = $99,200
Assume time elapses since the advisory fee withdrawal is take, and the Owner dies. At the time of the Owner’s death, the Contract Value is $130,000.
The Enhanced Death Benefit at the time of death is the lesser of (1) 50% of Contract gain or (2) 50% of Adjusted Purchase Payments.
50% of Contract gain = 50% x (Contract Value as of Valuation Date of due proof of death - Adjusted Purchase Payments)
= 50% x ($130,000 - $99,200)
= $15,400
50% of Adjusted Purchase Payments = 50% x $99,200
= $49,600
Therefore, the Enhanced Death Benefit is $15,400.
The death benefit is the greater of: (1) the sum of all Purchase Payments (not including any Credit Enhancements), less any withdrawals and withdrawal charges (in this example, $99,200), or (2) the Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company, plus the Enhanced Death Benefit (in this example, $145,400 ($130,000 + $15,400)). Thus, the death benefit payable is $145,400.
Combined Enhanced and Annual Stepped Up Death Benefit — For an additional charge, as reflected in the Fee Table and the table of benefits above, this rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:
1.	The sum of all Purchase Payments (not including any Credit Enhancements), less any withdrawals and withdrawal charges;
2.	The Contract Value on the Valuation Date due proof of the Owner’s death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit (as described above); or
3.	The Annual Stepped Up Death Benefit (as described above), plus the Enhanced Death Benefit (as described above).
If the Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner’s death, the death benefit will be the Contract Value on the Valuation Date due proof of the Owner’s death and instructions regarding payment are received by the Company.
This rider is available only if the age of the Owner at the time the rider is issued is age 79 or younger. See the discussion under “Death Benefit.”
Example 1. How the Combined Enhanced and Annual Stepped Up Death Benefit Works . Assume:
(i)	The Owner purchases the Contract with the Combined Enhanced and Annual Stepped Up Death Benefit.
(ii)	The Owner is age 60 when the Contract is purchased.
(iii)	The initial Purchase Payment is $100,000.
(iv)	The Owner takes no withdrawals and makes no additional Purchase Payments.

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(v)	On the first Contract Anniversary, the Contract Value is $105,000.
(vi)	On the second Contract Anniversary, the Contract Value is $99,000.
(vii)	On the third Contract Anniversary, the Contract Value is $106,000.

The Annual Stepped Up Death Benefit is $100,000 at Contract issue, increases to $105,000 at the first Contract Anniversary, remains unchanged at $105,000 at the second Contract Anniversary, and increases to $106,000 at the third Contract Anniversary.
During the fourth Contract Year, the Owner dies. At the time of death, the Contract Value is $107,000, and the Annual Stepped Up Death Benefit is $106,000.
The Enhanced Death Benefit is the lesser of (1) 50% of the Contract gain, or (2) 50% of adjusted Purchase Payments.
50% of Contract gain = 50% x (Contract Value as of Due Proof of Death - Adjusted Purchase Payments)
50% x ($107,000 - $100,000)
50% x $7,000 = $3,500
50% of adjusted Purchase Payments = 50% x $100,000 = $50,000
Thus, the Enhanced Death Benefit is $3,500.
The death benefit is the greater of: (1) the sum of all Purchase Payments (not including any Credit Enhancements), less any withdrawals and withdrawal charges (in this example, $100,000), (2) the Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company, plus the Enhanced Death Benefit (in this example, $110,500 ($107,000 + $3,500), or (3) the Annual Stepped Up Death Benefit plus the Enhanced Death Benefit (in this example, $109,500 ($106,000 + $3,500).
Thus, the death benefit payable is $110,500.
Example 2. How Advisory Fee Withdrawals Reduce the Enhanced and Annual Stepped Up Death Benefit .
Continuing from Example 1, a $1,000 advisory fee is withdrawn from the Contract in the fourth Contract Year. Prior to the withdrawal, the Contract Value is $125,000. After the withdrawal, the Adjusted Purchase Payments are calculated as follows:
Adjusted Purchase Payments Prior to Advisory Fee Withdrawal x [1 - (Advisory Fee Withdrawal Amount / Contract Value Prior to Advisory Fee Withdrawal)] =
$100,000 x [1 - ($1,000 / $125,000)] =
$100,000 x (1 - .008) = $99,200
After the withdrawal, the Annual Stepped Up Death Benefit is calculated as follows:
Annual Stepped Up Death Benefit Prior to Advisory Fee Withdrawal x [1 - (Advisory Fee Withdrawal Amount / Contract Value Prior to Advisory Fee Withdrawal)] =
$106,000 x [1 - ($1,000 / $125,000)] =
$106,000 x (1 - .008) = $105,152
Later in the fourth Contract Year, the Owner dies. At the time of the Owner’s death, the Contract Value is $130,000.
The Enhanced Death Benefit at the time of death is the lesser of (1) 50% of Contract gain or (2) 50% of Adjusted Purchase Payments.
50% of Contract gain = 50% x (Contract Value as of Valuation Date of due proof of death - Adjusted Purchase Payments)
= 50% x ($130,000 - $99,200)
= $15,400
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50% of Adjusted Purchase Payments = 50% x $99,200
= $49,600
Therefore, the Enhanced Death Benefit is $15,400.
The death benefit is the greater of: (1) the sum of all Purchase Payments (not including any Credit Enhancements), less any withdrawals and withdrawal charges (in this example, $99,200), (2) the Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company, plus the Enhanced Death Benefit (in this example, $145,400 ($130,000 + $15,400)), or (3) the Annual Stepped Up Death Benefit plus the Enhanced Death Benefit (in this example, $120,552 ($105,152 + 15,400)). Thus, the death benefit payable is $145,400.
Combined Enhanced and Guaranteed Growth Death Benefit — For an additional charge, as reflected in the Fee Table and the table of benefits above, this rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:
1.	The sum of all Purchase Payments (not including any Credit Enhancements), less any withdrawals and withdrawal charges;
2.	The Contract Value on the Valuation Date due proof of the Owner’s death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit (as described above); or
3.	The Guaranteed Growth Death Benefit at 5% (as described above), plus the Enhanced Death Benefit (as described above).
If the Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner’s death, the death benefit will be the Contract Value on the Valuation Date due proof of the Owner’s death and instructions regarding payment are received by the Company.
This rider is available only if the age of the Owner at the time the rider is issued is age 79 or younger. See the discussion under “Death Benefit.”
Example 1. How the Combined Enhanced and Guaranteed Growth Death Benefit Works . Assume:
(i)	The Owner purchases the Contract with the Combined Enhanced and Guaranteed Growth Death Benefit at 5%.
(ii)	The Owner is age 60 when the Contract is purchased.
(iii)	The initial Purchase Payment is $100,000.
(iv)	The Owner takes no withdrawals and makes no additional Purchase Payments.

During the fourth Contract Year, 1,546 days from Contract issue, the Owner dies. At the time of death, the Contract Value is $107,000.
The Enhanced Death Benefit is the lesser of (1) 50% of the Contract gain, or (2) 50% of adjusted Purchase Payments.
50% of Contract gain = 50% x (Contract Value as of Due Proof of Death - Adjusted Purchase Payments)
50% x ($107,000 - $100,000) =
50% x $7,000 = $3,500
50% of adjusted Purchase Payments = 50% x $100,000 = $50,000
Thus, the Enhanced Death Benefit is $3,500.
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The Guaranteed Growth Death Benefit at the time of death is calculated as follows:
Purchase Payment x (1 + Effective Annual Interest Rate)^Time Elapsed Since Purchase Payment
$100,000 x (1 + .05 (1546/365) ) =
$100,000 x 1.05 (1546/365) = $122,956
                                            (less than the $200,000 Guaranteed Growth Death Benefit cap of $200,000)
The death benefit is the greater of: (1) the sum of all Purchase Payments (not including any Credit Enhancements), less any withdrawals and withdrawal charges (in this example, $100,000), (2) the Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company, plus the Enhanced Death Benefit (in this example, $110,500 ($107,000 + $3,500), or (3) the Guaranteed Growth Death Benefit plus the Enhanced Death Benefit (in this example, $126,456 ($122,956 + $3,500).
Thus, the death benefit payable is $126,456.
Example 2. How Advisory Fee Withdrawals Reduce the Enhanced and Guaranteed Growth Death Benefit .
Continuing from Example 1, a $1,000 advisory fee is withdrawn from the Contract in the fourth Contract Year. Prior to the withdrawal, the Contract Value is $125,000 and the Guaranteed Growth Death Benefit is $122,956. After the withdrawal, the Adjusted Purchase Payments are calculated as follows:
Adjusted Purchase Payments Prior to Advisory Fee Withdrawal x [1 - (Advisory Fee Withdrawal Amount / Contract Value Prior to Advisory Fee Withdrawal)] =
$100,000 x [1 - ($1,000 / $125,000)] =
$100,000 x (1 - .008) = $99,200
After the withdrawal, the Guaranteed Growth Death Benefit is calculated as follows:
Guaranteed Growth Death Benefit Prior to Advisory Fee Withdrawal x [1 - (Advisory Fee Withdrawal Amount / Contract Value Prior to Advisory Fee Withdrawal)] =
$122,956 x [1 - ($1,000 / $125,000)] =
$122,956 x (1 - .008) = $121,972.35
Thirty days after the advisory fee is taken, the Owner dies. At the time of the Owner’s death, the Contract Value is $126,000.
The Enhanced Death Benefit at the time of death is the lesser of (1) 50% of Contract gain or (2) 50% of Adjusted Purchase Payments.
50% of Contract gain = 50% x (Contract Value as of Valuation Date of due proof of death - Adjusted Purchase Payments)
= 50% x ($126,000 - $99,200)
= $13,400
50% of Adjusted Purchase Payments = 50% x $99,200
= $49,600
Therefore, the Enhanced Death Benefit is $13,400.
The Guaranteed Growth Death Benefit at the time of death is calculated as follows:
Guaranteed Growth Death Benefit x 1.05^ (30/365) =
$121,972.35 x 1.05^ (30/365) = $122,462.46
The death benefit is the greater of: (1) the sum of all Purchase Payments (not including any Credit Enhancements), less any withdrawals and withdrawal charges (in this example, $99,200), (2) the Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company, plus the Enhanced Death Benefit (in this example, $139,400
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($126,000 + $13,400)), or (3) the Guaranteed Growth Death Benefit plus the Enhanced Death Benefit (in this example, $135,862.46 ($122,462.46 + 13,400)). Thus, the death benefit payable is $135,862.46.
Combined Enhanced, Annual Stepped Up, and Guaranteed Growth Death Benefit — For an additional charge, as reflected in the Fee Table and the table of benefits above, this rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:
1.	The sum of all Purchase Payments (not including any Credit Enhancements), less any withdrawals and withdrawal charges;
2.	The Contract Value on the Valuation Date due proof of the Owner’s death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit (as described above); or
3.	The Annual Stepped Up Death Benefit (as described above), plus the Enhanced Death Benefit (as described above); or
4.	The Guaranteed Growth Death Benefit at 5% (as described above), plus the Enhanced Death Benefit (as described above).
If the Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner’s death, the death benefit will be the Contract Value on the Valuation Date due proof of the Owner’s death and instructions regarding payment are received by the Company.
This rider is available only if the age of the Owner at the time the rider is issued is age 79 or younger. See the discussion under “Death Benefit.”
Example 1. How the Combined Enhanced, Annual Stepped Up, and Guaranteed Growth Death Benefit Works . Assume:
(i)	The Owner purchases the Contract with the Combined Enhanced, Annual Stepped Up, and Guaranteed Growth Death Benefit at 5%.
(ii)	The Owner is age 60 when the Contract is purchased.
(iii)	The initial Purchase Payment is $100,000.
(iv)	The Owner takes no withdrawals and makes no additional Purchase Payments.
(v)	On the first Contract Anniversary, the Contract Value is $105,000.
(vi)	On the second Contract Anniversary, the Contract Value is $99,000.
(vii)	On the third Contract Anniversary, the Contract Value is $106,000.

The Annual Stepped Up Death Benefit is $100,000 at Contract issue, increases to $105,000 at the first Contract Anniversary, remains unchanged at $105,000 at the second Contract Anniversary, and increases to $106,000 at the third Contract Anniversary.
During the fourth Contract Year, 1,546 days from Contract issue, the Owner dies. At the time of death, the Contract Value is $107,000, and the Annual Stepped Up Death Benefit is $106,000.
The Enhanced Death Benefit is the lesser of (1) 50% of the Contract gain, or (2) 50% of adjusted Purchase Payments.
50% of Contract gain = 50% x (Contract Value as of Due Proof of Death - Adjusted Purchase Payments)
50% x ($107,000 - $100,000) =
50% x $7,000 = $3,500
50% of adjusted Purchase Payments = 50% x $100,000 = $50,000
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Thus, the Enhanced Death Benefit is $3,500.
The Guaranteed Growth Death Benefit at the time of death is calculated as follows:
Purchase Payment x (1 + Effective Annual Interest Rate)^Time Elapsed Since Purchase Payment
$100,000 x (1 + .05 (1546/365) )
$100,000 x 1.05 (1546/365) = $122,956
                                            (less than the $200,000 Guaranteed Growth Death Benefit cap of $200,000)
The death benefit is the greater of: (1) the sum of all Purchase Payments (not including any Credit Enhancements), less any withdrawals and withdrawal charges (in this example, $100,000), (2) the Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company, plus the Enhanced Death Benefit (in this example, $110,500 ($107,000 + $3,500), (3) the Annual Stepped Up Death Benefit plus the Enhanced Death Benefit (in this example, $109,500 ($106,000 + $3,500)), (4) the Guaranteed Growth Death Benefit plus the Enhanced Death Benefit (in this example, $126,456 ($122,956 + $3,500).
Thus, the death benefit payable is $126,456.
Example 2. How Advisory Fee Withdrawals Reduce the Combined Enhanced, Annual Stepped Up, and Guaranteed Growth Death Benefit .
Continuing from Example 1, a $1,000 advisory fee is withdrawn from the Contract in the fourth Contract Year. Prior to the withdrawal, the Contract Value is $125,000 and the Guaranteed Growth Death Benefit is $122,956. After the withdrawal, the Adjusted Purchase Payments are calculated as follows:
Adjusted Purchase Payments Prior to Advisory Fee Withdrawal x [1 - (Advisory Fee Withdrawal Amount / Contract Value Prior to Advisory Fee Withdrawal)] =
$100,000 x [1 - ($1,000 / $125,000)] =
$100,000 x (1 - .008) = $99,200
After the withdrawal, the Guaranteed Growth Death Benefit is calculated as follows:
Guaranteed Growth Death Benefit Prior to Advisory Fee Withdrawal x [1 - (Advisory Fee Withdrawal Amount / Contract Value Prior to Advisory Fee Withdrawal)] =
$122,956 x [1 - ($1,000 / $125,000)] =
$122,956 x (1 - .008) = $121,972.35
After the withdrawal, the Annual Stepped Up Death Benefit is calculated as follows:
Annual Stepped Up Death Benefit Prior to Advisory Fee Withdrawal x [1 - (Advisory Fee Withdrawal Amount / Contract Value Prior to Advisory Fee Withdrawal)] =
$106,000 x [1 - ($1,000 / $125,000)] =
$106,000 x (1 - .008) = $105,152
Thirty days after the advisory fee is taken, the Owner dies. At the time of the Owner’s death, the Contract Value is $120,000.
The Enhanced Death Benefit at the time of death is the lesser of (1) 50% of Contract gain or (2) 50% of Adjusted Purchase Payments.
50% of Contract gain = 50% x (Contract Value as of Valuation Date of due proof of death - Adjusted Purchase Payments)
= 50% x ($120,000 - $99,200)
= $10,400
50% of Adjusted Purchase Payments = 50% x $99,200
= $49,600
Therefore, the Enhanced Death Benefit is $10,400.
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The Guaranteed Growth Death Benefit at the time of death is calculated as follows:
Guaranteed Growth Death Benefit x 1.05^ (30/365) =
$121,972.35 x 1.05^ (30/365) = $122,462.46
The death benefit is the greater of: (1) the sum of all Purchase Payments (not including any Credit Enhancements), less any withdrawals and withdrawal charges (in this example, $99,200), (2) the Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company, plus the Enhanced Death Benefit (in this example, $130,400 ($120,000 + $10,400)), (3) the Annual Stepped Up Death Benefit plus the Enhanced Death Benefit (in this example, $115,552 ($105,152 + 13,400)), or the Guaranteed Growth Death Benefit plus the Enhanced Death Benefit (in this example, $132,862.46 ($122,462.46 + $10,400)). Thus, the death benefit payable is $132,862.46
Extra Credit —  For an additional charge, as reflected in the Fee Table and the table of benefits above, this rider makes available a Credit Enhancement, which is an amount added to your Contract Value by the Company. You may purchase this rider only at issue. A Credit Enhancement of 3%, 4% or 5% of Purchase Payments, as elected in the application, will be added to Contract Value for each Purchase Payment made in the first Contract Year. Any Credit Enhancement will be allocated among the Subaccounts in the same proportion as your Purchase Payment. This rider is available only if the age of the Owner on the Contract Date is age 80 or younger.
Example of the Credit Enhancement Applied to Initial and Subsequent Purchase Payments . Assume:
(i)	The Owner purchased the Contract with the 4.0% Extra Credit Rider.
(ii)	The initial Purchase Payment is $100,000.
The amount of the Credit Enhancement added to the Contract Value would be $4,000 ($100,000 x 4.0%). Thus, the Contract Value at issue would be $104,000.
Six months later the Owner makes a Purchase Payment of $50,000. The additional Purchase Payment will increase the Contract Value by $52,000, the amount of the $50,000 Purchase Payment plus $2,000 ($50,000 x 4.0%).
In the event of a full or partial withdrawal, the Company will recapture all or part of any Credit Enhancement that has not yet vested. An amount equal to 1/7 of the Credit Enhancement will vest as of each anniversary of the rider’s date of issue and the Credit Enhancement will be fully vested at the end of seven years from that date. The amount to be forfeited in the event of a withdrawal is equal to a percentage of the Credit Enhancement that has not yet vested. The percentage is determined for each withdrawal as of the date of the withdrawal by dividing:
1.	The amount of the withdrawal, including any withdrawal charges, less the Free Withdrawal Amount, by
2.	Contract Value immediately prior to the withdrawal.
The Company will recapture Credit Enhancements on withdrawals only to the extent that total withdrawals in a Contract Year, including systematic withdrawals, exceed the Free Withdrawal amount. The Free Withdrawal amount is equal in the first Contract Year, to 10% of Purchase Payments, excluding any Credit Enhancements, made during the year and, for any subsequent Contract Year, to 10% of Contract Value as of the first Valuation Date of that Contract Year. In addition, the Company does not recapture Credit Enhancements on withdrawals made to pay the fees of your registered investment adviser, provided that your adviser has entered into a variable annuity adviser agreement with the Company.
This rider is available only if the age of the Owner at the time the Contract is issued is age 80 or younger. You may not purchase more than one Extra Credit Rider for your Contract. You may not select an Annuity Start Date that is prior to seven years from the effective date of the rider.
The Company may recapture Credit Enhancements in the event of a full or partial withdrawal as discussed above. If you exercise your right to return the Contract during the Free-Look period, your Contract Value will be reduced by the value of any Credit Enhancements applied. See “Free-Look Right.” In the event of a withdrawal under the terms of the Waiver of Withdrawal Charge Rider, you will forfeit all or part of any Credit Enhancements applied
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during the 12 months preceding such a withdrawal. See “Waiver of Withdrawal Charge.” Death benefit proceeds may exclude all or part of any Credit Enhancements. See “Death Benefit” and the discussions of the death benefit riders.
Example of Credit Enhancement Vesting and Recapture upon Withdrawal in Excess of the Free Withdrawal Amount . Assume:
(i)	The Owner purchased the Contract with the 4.0% Extra Credit Rider.
(ii)	The initial Purchase Payment is $175,000.
The amount of the Credit Enhancement added to the Contract Value would be $7,000 ($175,000 x 4.0%). Thus, the Contract Value at issue would be $182,000.
An amount equal to 1/7 of the Credit Enhancement vests each Contract Anniversary, and the Credit Enhancement is fully vested seven years from the date the Contract was issued. Assuming no withdrawals in excess of the free withdrawal amount are taken during the first seven Contract Years, the table below shows how the $7,000 Credit Enhancement vests each year:
Beginning of Contract Year	Vested Credit Enhancement	Unvested Credit Enhancement
1	$0.00	$7,000
2	$1,000	$6,000
3	$2,000	$5,000
4	$3,000	$4,000
5	$4,000	$3,000
6	$5,000	$2,000
7	$6,000	$1,000
8	$7,000	$0.00

Due to negative market performance, in Contract Year 3, the Contract Value is $100,000, and the free withdrawal amount is $10,000. The Owner requests a withdrawal of $20,000, $10,000 more than the free withdrawal amount. The Credit Enhancement recapture is calculated as follows:
( Withdrawal Amount - Free Withdrawal Amount)             x   Unvested Credit  =
(Contract Value Prior to Withdrawal - Unvested Credit Enhancement)         Enhancement
($20,000 - $10,000) x $5,000 = $526.32
($100,000 - $5,000)
The Company expects to make a profit from the charge for this rider and funds payment of the Credit Enhancements through the rider charge and the vesting schedule. The Extra Credit Rider would make sense for you only if you expect your average annual return (net of expenses of the Contract and the Underlying Funds) to exceed the applicable amount set forth in the table below, and you do not expect to make Purchase Payments to the Contract after the first Contract Year. The returns below represent the amount that must be earned each year during the seven-year period beginning on the Contract Date to break even on the rider. The rate of return assumes that all Purchase Payments are made during the first Contract Year when the Credit Enhancement is applied to Purchase Payments. If Purchase Payments are made in subsequent Contract Years, the applicable rider charge will be higher and no offsetting Credit Enhancement will be available. As a result, the rate of return required to break even would be higher.
If your actual returns are greater than the amounts set forth below and you make no Purchase Payments after the first Contract Year, you will profit from the purchase of the rider. If your actual returns are less, for example, in a down market, or if you make additional Purchase Payments after the first Contract Year , you will be worse off than if you had not purchased the rider. Please note that the returns below are net of Contract and Underlying Fund
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expenses so that you would need to earn the amount in the table plus the amount of applicable expenses to break even on the rider.
Interest Rate	Rate of Return (net of expenses)
3%	-5.00%
4%	-1.50%
5%	0.80%

The Internal Revenue Code generally requires that interests in a Qualified Contract be nonforfeitable, and it is unclear whether the Credit Enhancement feature is consistent with those requirements. Consult a tax advisor before purchasing this rider as part of a Qualified Contract.
The Company may pay an additional Credit Enhancement to customers of broker-dealers that are concerned about the suitability of their customers’ current contracts due to restrictions under those contracts on actively managed allocations. The Company will pay the additional Credit Enhancement in connection with a Contract purchased by customers of such broker-dealers who exchange their current contract for this Contract and pay a withdrawal charge on the exchange. When such a customer purchases a Credit Enhancement of 5%, the Company may add an additional Credit Enhancement to the customer’s initial Purchase Payment. The Company determines the amount of any additional Credit Enhancement by subtracting the 5% Credit Enhancement from the withdrawal charge amount assessed on the customer’s exchanged annuity contract. The Company must be notified when a purchase is made that qualifies under this provision. There is no charge for this additional Credit Enhancement above the charge for the Extra Credit Rider at 5%. Any additional Credit Enhancement amount is subject to recapture in the event that you exercise your right to return the Contract during the Free-Look period and may be subject to a withdrawal charge.
Waiver of Withdrawal Charge — For an additional charge, as reflected in the Fee Table and the table of benefits above, this rider makes available a waiver of withdrawal charge in the event of your (1) total and permanent disability prior to age 65, (2) confinement to a nursing home, or (3) terminal illness.
The rider defines confinement to a hospital or nursing facility, as follows: (1) you have been confined to a “hospital” or “qualified skilled nursing facility” for at least 90 consecutive days prior to the date of the withdrawal; and (2) you are so confined when the Company receives the waiver request and first became so confined after the Contract Date.
The Company defines terminal illness as follows: (1) the Owner has been diagnosed by a licensed physician with a “terminal illness”; and (2) such illness was first diagnosed after the Contract was issued.
The Company defines disability as follows: (1) the Owner is unable, because of physical or mental impairment, to perform the material and substantial duties of any occupation for which the Owner is suited by means of education, training or experience; (2) the impairment has been in existence for more than 180 days and began before the Owner attained age 65 and after the Contract Date; and (3) the impairment is expected to result in death or be long-standing and indefinite.
Prior to making a withdrawal pursuant to this rider, you must submit to the Company a properly completed claim form and a written physician’s statement acceptable to the Company. The Company will also accept as proof of disability a certified Social Security finding of disability.
The Company reserves the right to have a physician of its choice examine the Owner to determine if the Owner is eligible for a waiver.
If you have also purchased the Extra Credit Rider, you will forfeit all or part of any Credit Enhancements applied during the 12 months preceding any withdrawal pursuant to this rider. The amount of Credit Enhancements to be forfeited is a percentage determined by dividing the amount of the withdrawal by the total Purchase Payments made in the 12 months preceding the withdrawal. This means that if the withdrawal amount exceeds the Purchase Payment(s) made during the 12 months preceding the withdrawal, 100% of any Credit Enhancements paid will be forfeited. The maximum percentage that may be forfeited is 100% of Credit Enhancements earned during the 12 months preceding the withdrawal. Note that if you purchase the Contract with this rider after age 65, you will receive no benefit from the disability portion of this rider and the annual rider charge will remain the same.
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Example of the Waiver of Withdrawal Charge . Assume:
(i)	The Owner is diagnosed with a terminal illness after the Contract is issued.
(ii)	The Owner requests a withdrawal of $25,000 in Contract Year 3.
(iii)	The free withdrawal amount for Contract Year 3 is $10,000.
Without the Waiver of Withdrawal Charge Rider, the charge applicable to the $25,000 withdrawal would be $900 (($25,000 - $10,000) x 6.0%), and the Owner would receive $24,100 ($25,000 - $900). With the Waiver of Withdrawal Charge Rider, the $900 charge is waived, and the Owner receives the full $25,000.
Example of Credit Enhancement Recapture if the Extra Credit Rider is Purchased with the Waiver of Withdrawal Charge Rider. Assume:
(i)	The Owner purchased the 4.0% Extra Credit Rider and Waiver of Withdrawal Charge Rider at Contract issue.
       (ii)     The initial Purchase Payment was $100,000
(ii)	The Owner was younger than age 65 when the Contract was purchased.
At the time the Contract is issued, $4,000 is applied as a Credit Enhancement.  Assume that six months after Contract issue, the Owner requests a withdrawal of $5,000.  The Credit Enhancement is recaptured from this withdrawal as follows:
     Withdrawal Amount        x Credit Enhancements Applied in Last 12 Months =
Total Purchase Payments
Made in Last 12 Months
$5,000    x  $4,000 = $200
$100,000
Alternate Withdrawal Charge — For an additional charge, as reflected in the Fee Table and the table of benefits above, these riders make available an alternative withdrawal charge schedule. You may select one of the following schedules at the time of purchase of the rider, which is available only at issue.
0-Year Schedule		4-Year Schedule
Purchase Payment Age (in years)	Withdrawal Charge	Purchase Payment Age (in years)	Withdrawal Charge
0 and over	0%	1	7%
		2	7%
		3	6%
		4	5%
		5 and over	0%

If you purchase one of these riders , the withdrawal charge schedule above will apply in lieu of the 7‑year withdrawal charge schedule described under “Contingent Deferred Sales Charge.” If you have also purchased the Extra Credit Rider, you may forfeit all or part of any Credit Enhancement in the event of a full or partial withdrawal. The amount of the Credit Enhancement forfeiture is calculated in accordance with the Extra Credit Rider. See “Extra Credit.” You should consider whether purchasing an Extra Credit Rider (which recaptures all or a portion of the related Credit Enhancements upon any withdrawal within seven years) with an Alternate Withdrawal Charge Rider (which provides a 0 or 4 year withdrawal charge schedule) is appropriate based on your circumstances. If you do not plan to take withdrawals in excess of the free withdrawal amount within seven years of the date of a Purchase Payment, this rider is not appropriate for you. See “Extra Credit.”
Fees for these riders will continue to apply even after the withdrawal charges under the seven-year withdrawal charge schedule are no longer applicable. Fees for these riders are imposed until the Annuity Start Date if Annuity Options 1 through 4, 7, or 8 are chosen and for the life of the Contract if Annuity Options 5 or 6 are chosen. The 4-
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Year Alternate Withdrawal Charge Rider provides a potential benefit only if a withdrawal is taken in the five to seven years after the applicable Purchase Payment date because for the first four years after the Purchase Payment date, the withdrawal charges are the same as they would be under the seven-year schedule. The Company expects to make a profit from the charge for these riders.
Example of the 0-Year Alternate Withdrawal Charge . Assume:
(i)	The Owner purchased the Contract with the 0-Year Alternate Withdrawal Charge Rider.
(ii)	The Owner requests a withdrawal of $25,000 in Contract Year 2.
(iii)	The free withdrawal amount for Contract Year 2 is $10,000.
Without the 0-Year Alternate Withdrawal Charge Rider, the charge applicable to the $25,000 withdrawal would be $1,050, calculated as follows: ($25,000 - $10,000) x 7% Withdrawal Charge, and the Owner would receive $23,950 ($25,000 - $1,050). With the 0-Year Alternate Withdrawal Charge Rider, there is no Withdrawal Charge, and the Owner receives the full $25,000.
Example of the 4-Year Alternate Withdrawal Charge . Assume:
(i)	The Owner purchased the Contract with the 4-Year Alternate Withdrawal Charge Rider.
(ii)	The Owner requests a withdrawal of $25,000 in Contract Year 5.
(iii)	The free withdrawal amount for Contract Year 5 is $10,000.
Without the 4-Year Alternate Withdrawal Charge Rider, the charge applicable to the $25,000 withdrawal would be $600, calculated as follows: ($25,000 - $10,000) x 4% Withdrawal Charge, and the Owner would receive $24,400 ($25,000 - $600). With the 4-Year Alternate Withdrawal Charge Rider, there is no Withdrawal Charge, and the Owner receives the full $25,000.
Waiver of Withdrawal Charge—15 Years or Disability — For an additional charge, as reflected in the Fee Table and the table of benefits above, this Rider makes available a waiver of any withdrawal charge if at the time of withdrawal:
•	The Contract has been in force for 15 or more Contract Years; or
•	The Owner has become totally and permanently disabled after the Contract Date and prior to age 65.

Effective as of the date of the first withdrawal under the terms of this Rider, no additional Purchase Payments may be made to the Contract.
Example of the Waiver of Withdrawal Charge— 15 Years or Disability . Assume:
(i)	The Owner purchased the Contract with the Waiver of Withdrawal Charge—15 Years or Disability Rider.
(ii)	The Owner meets the criteria for total and permanent disability after the Contract Date and prior to age 65.
(iii)	The Owner requests a withdrawal of $25,000 in Contract Year 3.
(iv)	The free withdrawal amount for Contract Year 3 is $10,000.
Without the Waiver of Withdrawal Charge —15 Years or Disability Rider, the charge applicable to the $25,000 withdrawal would be $900, calculated as follows: ($25,000 - $10,000) x 6% Withdrawal Charge, and the Owner would receive $24,100 ($25,000 - $900). With the Waiver of Withdrawal Charge—15 Years or Disability Rider, there is no Withdrawal Charge, and the Owner receives the full $25,000.
Waiver of Withdrawal Charge—10 Years or Disability  — For an additional charge, as reflected in the Fee Table and the table of benefits above, this Rider makes available a waiver of any withdrawal charge if at the time of withdrawal:
•	The Contract has been in force for 10 or more Contract Years and the Owner has made Purchase Payments on a quarterly (or more frequent) basis for at least five full Contract Years; or
•	The Owner has become totally and permanently disabled after the Contract Date and prior to age 65.

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Effective as of the date of the first withdrawal under the terms of this Rider, no additional Purchase Payments may be made to the Contract.
Example of the Waiver of Withdrawal Charge—10 Years or Disability . Assume:
(i)	The Owner purchased the Contract with the Waiver of Withdrawal Charge—10 Years or Disability Rider.
(ii)	The Owner meets the criteria for total and permanent disability after the Contract Date and prior to age 65.
(iii)	The Owner requests a withdrawal of $25,000 in Contract Year 3.
       (iv)    The free withdrawal amount for Contract Year 3 is $10,000.

Without the Waiver of Withdrawal Charge—10 Years or Disability Rider, the charge applicable to the $25,000 withdrawal would be $900, calculated as follows: ($25,000 - $10,000) x 6% Withdrawal Charge, and the Owner would receive $24,100 ($25,000 - $900). With the Waiver of Withdrawal Charge—10 Years or Disability Rider, there is no Withdrawal Charge, and the Owner receives the full $25,000.
Waiver of Withdrawal Charge—Hardship — For an additional charge, as reflected in the Fee Table and the table of benefits above, this Rider makes available a waiver of any withdrawal charge in the event the Owner experiences a hardship, as defined for purposes of Section 401(k) of the Internal Revenue Code of 1986, as amended. The Company may require the Owner to provide satisfactory proof of hardship. Effective as of the date of the first withdrawal under the terms of this Rider, no additional Purchase Payments may be made to the Contract.
Example of the Waiver of Withdrawal Charge—Hardship . Assume:
(i)	The Owner purchased the Contract with the Waiver of Withdrawal Charge—Hardship Rider.
(ii)	The Owner experiences a hardship as defined in Section 401(k) of the Internal Revenue Code of 1986, as amended.
(iii)	The Owner requests a withdrawal of $25,000 in Contract Year 3.
       (iv)    The free withdrawal amount for Contract Year 3 is $10,000.

Without the Waiver of Withdrawal Charge—Hardship Rider, the charge applicable to the $25,000 withdrawal would be $900, calculated as follows: ($25,000 - $10,000) x 6% Withdrawal Charge, and the Owner would receive $24,100 ($25,000 - $900). With the Waiver of Withdrawal Charge—Hardship Rider, there is no Withdrawal Charge, and the Owner receives the full $25,000.
Waiver of Withdrawal Charge—5 Years and Age 59½ — For an additional charge, as reflected in the Fee Table and the table of benefits above, this Rider makes available a waiver of any withdrawal charge if at the time of withdrawal:
•	The Owner is age 59½ or older; and
•	The Owner has made Purchase Payments on a quarterly (or more frequent) basis for at least 5 full Contract Years.

Effective as of the date of the first withdrawal under the terms of this Rider, no additional Purchase Payments may be made to the Contract.

Example of the Waiver of Withdrawal Charge—5 Years and Age 59½ . Assume:
(i)	The Owner purchased the Contract with the Waiver of Withdrawal Charge—5 Years and Age 59½ Rider.
(ii)	The initial Purchase Payment is $100,000.
(iii)	The Owner is now age 72 and has been making quarterly Purchase Payments of $100 for 5 full Contract Years.
(iv)	The Owner requests a withdrawal of $25,000 at the beginning of Contract Year 6.
(v)	The free withdrawal amount for Contract Year 6 is $11,800.
(vi)	No additional Purchase Payments are made after the withdrawal in Contract Year 6.

Without the Waiver of Withdrawal Charge — 5 Years and Age 59½ Rider, the charge applicable to the $25,000 withdrawal would be $396, calculated as follows: ($25,000 - $11,800) x 3% Withdrawal Charge, and the Owner
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would receive $24,604 ($25,000 - $396). With the Waiver of Withdrawal Charge—5 Years and Age 59½ Rider, there is no Withdrawal Charge, and the Owner receives the full $25,000.
Annuity Period

General  — You select the Annuity Start Date at the time of application. The Annuity Start Date may not be prior to the third Contract anniversary and may not be deferred beyond the Annuitant’s 95th birthday, although the terms of a Qualified Plan and the laws of certain states may require that you start annuity payments at an earlier age. If you do not select an Annuity Start Date, the Annuity Start Date will be the later of the Annuitant’s 70th birthday or the tenth Contract anniversary. For Contracts issued in Arizona, if no Annuity Start Date is selected, the Annuity Start Date will be the Annuitant’s 95th birthday. If you do not select an Annuity Option, annuity payments will not begin until you make a selection, which may be after the Annuity Start Date. Any applicable death benefit will terminate at the Annuity Start Date without value. See “Selection of an Option.” If there are Joint Annuitants, the birth date of the older Annuitant will be used to determine the latest Annuity Start Date.
On the Annuity Start Date, the proceeds under the Contract will be applied to provide an annuity under one of the options described below. Each option is available in two forms—either as a variable annuity for use with the Subaccounts or as a fixed annuity for use with the Fixed Account. A combination variable and fixed annuity is also available. Variable annuity payments will fluctuate with the investment performance of the applicable Subaccounts while fixed annuity payments will not. Unless you direct otherwise, proceeds derived from Contract Value allocated to the Subaccounts will be applied to purchase a variable annuity and proceeds derived from Contract Value allocated to the Fixed Account will be applied to purchase a fixed annuity . The proceeds under the Contract will be equal to your Contract Value in the Subaccounts and the Fixed Account as of the Annuity Start Date, reduced by any applicable premium taxes, any outstanding Contract Debt and, for Options 1 through 4, 7 and 8, a pro rata account administration charge, if applicable.
The Contract provides for eight Annuity Options. The Company may make other Annuity Options available upon request. The Company may discontinue the availability of one or more of these options at any time. Annuity payments under Annuity Options 1 through 4, 7 and 8 are based upon annuity rates that vary with the Annuity Option selected. In the case of Annuity Options 1 through 4 and 8, the annuity rates will vary based on the age and sex of the Annuitant, except that unisex rates are available where required by law. The annuity rates reflect the Annuitant’s life expectancy based upon the Annuitant’s age as of the Annuity Start Date and the Annuitant’s gender, unless unisex rates apply. The annuity rates are based upon the 1983(a) mortality table with mortality improvement under Projection Scale  G and are adjusted to reflect an assumed interest rate of 3.5%, compounded annually for the variable annuity. In the case of Annuity Options 5 and 6 as described below, annuity payments are based upon Contract Value without regard to annuity rates.
Annuity Options 1 through 4 and 8 provide for payments to be made during the lifetime of the Annuitant. Annuity payments under such options cease in the event of the Annuitant’s death, unless the option provides for a guaranteed minimum number of payments, for example a   life income with guaranteed payments of 5, 10, 15 or 20 years. The level of annuity payments will be greater for shorter guaranteed periods and less for longer guaranteed periods. Similarly, payments will be greater for life annuities than for joint and survivor annuities, because payments for life annuities are expected to be made for a shorter period.
You may elect to receive annuity payments on a monthly, quarterly, semiannual, or annual basis, although no payments will be made for less than $100. If the frequency of payments selected would result in payments of less than $100, the Company reserves the right to change the frequency. For example, if you select monthly payments and your payment amount would be $75 per month, the Company could elect to change your payment frequency to quarterly as less frequent payments will result in a larger payment amount (assuming the same amount is applied to purchase the annuity).
You may designate or change an Annuity Start Date, Annuity Option, or Annuitant, provided proper written notice is received by the Company at its Administrative Office at least 30 days prior to the Annuity Start Date set forth in the Contract. The date selected as the new Annuity Start Date must be at least 30 days after the date written notice requesting a change of Annuity Start Date is received at the Company’s Administrative Office.
Once annuity payments have commenced under Annuity Options   1 through 4 and 8, an Annuitant or Owner cannot change the Annuity Option and cannot make partial withdrawals or surrender his or her annuity for the Withdrawal Value. An Owner also cannot change the Annuity Option or make partial withdrawals or surrender his or her annuity
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for the Withdrawal Value if   he or she has elected fixed annuity payments under Annuity Option 7. Under Annuity Options 5 and 6, an Owner may make full or partial withdrawals of Contract Value (other than systematic withdrawals ), subject to any applicable withdrawal charge, premium tax charge, and pro rata account administration charge.
If an Owner has elected variable annuity payments or a combination of variable and fixed annuity payments under Annuity Option 7, an Owner may elect to withdraw the present value of future annuity payments, commuted at the assumed interest rate, subject to a reduction for any applicable withdrawal charge and any uncollected premium tax. If the Owner elects a partial withdrawal under Annuity Option 7, future variable annuity payments will be reduced as a result of such withdrawal. The Company will make payment in the amount of the partial withdrawal requested and will reduce the amount of future annuity payments by a percentage that is equal to the ratio of (i) the partial withdrawal, plus any applicable withdrawal charge and any uncollected premium tax, over (ii) the present value of future annuity payments, commuted at the assumed interest rate. The number of Annuity Units in calculating future variable annuity payments is reduced by the applicable percentage. The tax treatment of partial withdrawals taken after the Annuity Start Date is uncertain. Consult a tax advisor before requesting a withdrawal after the Annuity Start Date . The Owner may not make systematic withdrawals under Option 7. See “Value of Variable Annuity Payments: Assumed Interest Rate” for more information with regard to how the Company calculates variable annuity payments.
An Owner or Annuitant may transfer Contract Value among the Subaccounts during the Annuity Period , as was available during the accumulation phase, if variable annuity payments have been selected .
The Contract specifies annuity tables for Annuity Options 1 through 4, 7 and 8, described below. The tables contain the guaranteed minimum dollar amount (per $1,000 applied) of the first annuity payment for a variable annuity and each annuity payment for a fixed annuity .
Annuity Options —
Option 1 — Life Income. Periodic annuity payments will be made during the lifetime of the Annuitant. It is possible under this Option for any Annuitant to receive only one annuity payment if the Annuitant’s death occurred prior to the due date of the second annuity payment, two if death occurred prior to the due date of the third annuity payment, etc. There is no minimum number of payments guaranteed under this option. Payments will cease upon the death of the Annuitant regardless of the number of payments received.
Option 2 — Life Income with Guaranteed Payments of 5, 10, 15 or 20 Years. Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that if, at the death of the Annuitant, payments have been made for less than a stated period, which may be 5, 10, 15 or 20 years, as elected by the Owner, annuity payments will be continued during the remainder of such period to the Designated Beneficiary. Upon the Annuitant’s death after the period certain, no further annuity payments will be made. If you have elected the Guaranteed Minimum Income Benefit Rider, you may apply the Minimum Income Benefit to purchase a fixed Life Income Annuity with a 10-year period certain. The annuity rates under the rider are based upon the 1983(a) Projection Scale G and an interest rate of 2½% in lieu of the rate described above.
Option 3 — Life with Installment or Unit Refund Option. Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that, if at the death of the Annuitant, the number of payments that has been made is less than the number determined by dividing the amount applied under this Option by the amount of the first payment, annuity payments will be continued to the Designated Beneficiary until that number of payments has been made. For example, if the Annuity start amount was $100,000 and the calculated monthly annuity payment was $550, 182 payments ($100,000 / $550) would be guaranteed for the life of the Annuitant. This means if the Annuitant dies before 182 payments have been made, the remaining annuity payments will be continued to the Designated Beneficiary.
Option 4 —
A. Joint and Last Survivor. Annuity payments will be made as long as either Annuitant is   living. Upon the death of one Annuitant, annuity payments continue to the surviving Annuitant at the same or a reduced level of 75%, 66 2/3% or 50% of annuity payments as elected by the Owner at the time the Annuity Option is selected. With respect to fixed annuity payments, the amount of the annuity payment, and with respect to variable annuity payments, the number of Annuity Units used to determine the annuity payment, is reduced as of the first annuity payment following the Annuitant’s death. It is possible under this Option for only one annuity payment to be made if both Annuitants died prior to the second annuity payment due date, two if both died prior to the third annuity payment due date, etc. As in
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the case of Option 1, there is no minimum number of payments guaranteed under this Option 4A. Payments cease upon the death of the last surviving Annuitant, regardless of the number of payments received.
B. Joint and Last Survivor with Guaranteed Payments of 5, 10, 15 or 20 Years. You may also select Option   4 with guaranteed payments. Annuity payments will be made as long as either Annuitant is living. Upon the death of one Annuitant, annuity payments continue to the surviving Annuitant at the same level with the promise that if, at the death of the both Annuitants, payments have been made for less than a stated period, which may be five, ten, fifteen or twenty years, as elected by the Owner, annuity payments will be continued during the remainder of such period to the Designated Beneficiary. Upon the last death of the Annuitants after the period certain, no further annuity payments will be made. If you have elected the Guaranteed Minimum Income Benefit Rider, you may apply the Minimum Income Benefit to purchase a fixed Joint and Last Survivor Annuity with a 10-year period certain. The annuity rates under the rider are based upon the 1983(a) mortality table with mortality improvement under Projection Scale  G and an interest rate of 2½% in lieu of the rate described above.
Option 5 — Payments For a Specified Period. Periodic annuity payments will be made for a fixed period, which may be from 5 to 20 years, as elected by the Owner. The amount of each annuity payment is determined by dividing Contract Value by the number of annuity payments remaining in the period. If, at the death of all Annuitants, payments have been made for less than the selected fixed period, the remaining unpaid payments will be paid to the Designated Beneficiary. The Company will continue to deduct any applicable monthly rider charge and pro rata account administration charge from Contract Value if you elect this option.
Option 6 — Payments of a Specified Amount. Periodic annuity payments of the amount elected by the Owner will be made until Contract Value is exhausted, with the guarantee that, if, at the death of all Annuitants, all guaranteed payments have not yet been made, the remaining unpaid payments will be paid to the Designated Beneficiary. The Company will continue to deduct any applicable monthly rider charge and pro rata account administration charge from Contract Value if you elect this option.
Option 7 — Period Certain. Periodic annuity payments will be made for a stated period, which may be 5, 10, 15 or 20 years, as elected by the Owner. This option differs from Option 5 in that annuity payments are calculated on the basis of Annuity Units rather than as a percentage of Contract Value. If the Annuitant dies prior to the end of the period, the remaining payments will be made to the Designated Beneficiary.
Option 8 — Joint and Contingent Survivor Option. Periodic annuity payments will be made during the life of the primary Annuitant. Upon the death of the primary Annuitant, payments will be made to the contingent Annuitant during his or her life. If the contingent Annuitant is not living upon the death of the primary Annuitant, no payments will be made to the contingent Annuitant. It is possible under this Option for only one annuity payment to be made if both Annuitants died prior to the second annuity payment due date, two if both died prior to the third annuity payment due date, etc. As in the case of Options 1 and 4A, there is no minimum number of payments guaranteed under this Option. Payments cease upon the death of the last surviving Annuitant, regardless of the number of payments received.
Value of Variable Annuity Payments: Assumed Interest Rate. The annuity tables in the Contract which are used to calculate variable annuity payments for Annuity Options 1 through 4, 7 and 8 are based on an “assumed interest rate” of 3½%, compounded annually. Variable annuity payments generally increase or decrease from one annuity payment date to the next based upon the performance of the applicable Subaccounts during the interim period adjusted for the assumed interest rate. If the performance of the Subaccount selected is equal to the assumed interest rate, the annuity payments will remain constant. If the performance of the Subaccounts is greater than the assumed interest rate, the annuity payments will increase and if it is less than the assumed interest rate, the annuity payments will decline. A higher assumed interest rate would mean a higher initial annuity payment but the amount of the annuity payment would increase more slowly in a rising market (or the amount of the annuity payment would decline more rapidly in a declining market). A lower assumption would have the opposite effect.
The Company calculates variable annuity payments under Options 1 through 4, 7 and 8 using Annuity Units. The value of an Annuity Unit for each Subaccount is determined as of each Valuation Date and was initially $1.00. The Annuity Unit value of a Subaccount as of any subsequent Valuation Date is determined by adjusting the Annuity Unit value on the previous Valuation Date for (1) the interim performance of the corresponding Underlying Fund; (2) any dividends or distributions paid by the corresponding Underlying Fund; (3) the mortality and expense risk and administration charges; (4) the charges, if any, that may be assessed by the Company for taxes attributable to the operation of the Subaccount; and (5) the assumed interest rate.
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The Company determines the number of Annuity Units used to calculate each variable annuity payment as of the Annuity Start Date. As discussed above, the Contract specifies annuity rates for Options 1 through 4, 7 and 8 for each $1,000 applied to an Annuity Option. The proceeds under the Contract as of the Annuity Start Date, are divided by $1,000 and the result is multiplied by the rate per $1,000 specified in the annuity tables to determine the initial annuity payment for a variable annuity and the guaranteed monthly annuity payment for a fixed annuity.
On the Annuity Start Date, the Company divides the initial variable annuity payment by the value as of that date of the Annuity Unit for the applicable Subaccount to determine the number of Annuity Units to be used in calculating subsequent annuity payments. If variable annuity payments are allocated to more than one Subaccount , the number of Annuity Units will be determined by dividing the portion of the initial variable annuity payment allocated to a Subaccount by the value of that Subaccount’s Annuity Unit as of the Annuity Start Date. The initial variable annuity payment is allocated to the Subaccounts in the same proportion as the Contract Value is allocated as of the Annuity Start Date. The number of Annuity Units will remain constant for subsequent annuity payments, unless the Owner transfers Annuity Units among Subaccounts or makes a withdrawal under Option 7.
Subsequent variable annuity payments are calculated by multiplying the number of Annuity Units allocated to a Subaccount by the value of the Annuity Unit as of the date of the annuity payment. If the annuity payment is allocated to more than one Subaccount, the annuity payment is equal to the sum of the payment amounts determined for each Subaccount.
Selection of an Option — You should carefully review the Annuity Options with your financial or tax adviser. If you have questions about the calculation of the payment amount under a particular Annuity Option, you can contact the Company at 1-800-888-2461. For Contracts used in connection with a Qualified Plan, reference should be made to the terms of the particular plan and the requirements of the Internal Revenue Code for pertinent limitations respecting annuity payments and other matters. For instance, Qualified Plans generally require that distributions begin no later than April 1 of the calendar year following the year in which the Annuitant reaches age 72. In addition, under a Qualified Plan, not all Annuity Options will satisfy required minimum distribution rules, particularly as those rules apply to your beneficiary after your death. Beginning with Owner deaths occurring on or after January 1, 2020, subject to certain exceptions, most non- spouse beneficiaries must complete distributions within ten years of the Owner’s death in order to satisfy required minimum distribution rules. Consult a tax advisor before electing an Annuity Option.
The Fixed Account

The Fixed Account is not available in all states. If the Fixed Account is available under your Contract, you may allocate all or a portion of your Purchase Payments and transfer Contract Value to the Fixed Account. Amounts allocated to the Fixed Account become part of the Company’s General Account, which supports the Company’s insurance and annuity obligations. The General Account is subject to regulation and supervision by the Kansas Insurance Department and is also subject to the insurance laws and regulations of other jurisdictions in which the Contract is distributed. In reliance on certain exemptive and exclusionary provisions, interests in the Fixed Account have not been registered as securities under the Securities Act of 1933 (the “1933 Act”) and the Fixed Account has not been registered as an investment company under the Investment Company Act of 1940 (the “1940 Act”). Accordingly , neither the Fixed Account nor any interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act. This disclosure, however, is subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in this Prospectus. This Prospectus is generally intended to serve as a disclosure document only for aspects of a Contract involving the Separate Account and contains only selected information regarding the Fixed Account. For more information regarding the Fixed Account, see “The Contract.”
Amounts allocated to the Fixed Account become part of the General Account of the Company, which consists of all assets owned by the Company other than those in the Separate Account and other separate accounts of the Company. Subject to applicable law, the Company has sole discretion over investment of the assets of its General Account. Please note that any amounts we guarantee in connection with the Fixed Account are subject to our financial strength and claims-paying ability.
Interest — Contract Value allocated to the Fixed Account earns interest at a fixed rate or rates that are paid by the Company. The Contract Value in the Fixed Account earns interest at an interest rate that is guaranteed to be at
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least a specified minimum rate (“Guaranteed Rate”). The Guaranteed Rate accrues daily and ranges from an annual effective rate of 1% to 3 % based upon the state in which the Contract is issued and the requirements of that state. Such interest will be paid regardless of the actual investment experience of the Fixed Account. The principal, after charges and deductions, also is guaranteed. In addition, the Company may in its discretion pay interest at a rate (“Current Rate”) that exceeds the Guaranteed Rate. The Company will determine the Current Rate, if any, from time to time. Because the Company may declare a Current Rate in its sole discretion, you assume the risk that interest credited to Contract Value in the Fixed Account may not exceed the Guaranteed Rate.
Contract Value allocated or transferred to the Fixed Account will earn interest at the Guaranteed Rate (or Current Rate, if any, in effect on the date such portion of Contract Value is allocated or transferred to the Fixed Account). The Current Rate paid on any such portion of Contract Value allocated or transferred to the Fixed Account will be guaranteed for rolling periods of one or more years (each a “Guarantee Period”). The Company currently offers only Guarantee Periods of one year. Upon expiration of any Guarantee Period, a new Guarantee Period of the same duration begins with respect to that portion of Contract Value , which will earn interest at the Current Rate, if any, declared on the first day of the new Guarantee Period.
Because the Company may, in its sole discretion, anticipate changing the Current Rate from time to time, Contract Value allocated or transferred to the Fixed Account at one point in time may be credited with a different Current Rate than amounts allocated or transferred to the Fixed Account at another point in time. For example, amounts allocated to the Fixed Account in June may be credited with a different current rate than amounts allocated to the Fixed Account in July. In addition, if Guarantee Periods of different durations are offered, Contract Value allocated or transferred to the Fixed Account for a Guarantee Period of one duration may be credited with a different Current Rate than amounts allocated or transferred to the Fixed Account for a Guarantee Period of a different duration. Therefore, at any time, various portions of your Contract Value in the Fixed Account may be earning interest at different Current Rates depending upon the point in time such portions were allocated or transferred to the Fixed Account and the duration of the Guarantee Period. The Company bears the investment risk for the Contract Value allocated to the Fixed Account and for paying interest at the Guaranteed Rate on amounts allocated to the Fixed Account.
For purposes of determining the interest rates to be credited on Contract Value in the Fixed Account, transfers from the Fixed Account pursuant to the Dollar Cost Averaging or Asset Reallocation Options will be deemed to be taken in the following order: (1) from any portion of Contract Value allocated to the Fixed Account for which the Guarantee Period expires during the calendar month in which the withdrawal, loan, or transfer is effected; (2) then in the order beginning with that portion of such Contract Value which has the longest amount of time remaining before the end of its Guarantee Period and (3) ending with that portion which has the least amount of time remaining before the end of its Guarantee Period. For more information about transfers and withdrawals from the Fixed Account, see “Transfers and Withdrawals From the Fixed Account.”
If permitted by your Contract, the Company may discontinue accepting Purchase Payments or transfers into the Fixed Account at any time.
Death Benefit — The death benefit under the Contract will be determined in the same fashion for a Contract that has Contract Value allocated to the Fixed Account as for a Contract that has Contract Value allocated to the Subaccounts. See “Death Benefit.”
Contract Charges — Premium taxes and the account administration, optional Rider , and withdrawal charges will be the same for Owners who allocate Purchase Payments or transfer Contract Value to the Fixed Account as for those who allocate Purchase Payments or transfer Contract Value to the Subaccounts. For Contract Value that is allocated to the Fixed Account, any optional rider charges are deducted from current interest. The charges for mortality and expense risks and the administration charge will not be assessed against the Fixed Account, and any amounts that the Company pays for income taxes allocable to the Subaccounts will not be charged against the Fixed Account. In addition, you will not pay directly or indirectly the investment advisory fees and operating expenses of the Underlying Funds to the extent Contract Value is allocated to the Fixed Account; however, you also will not participate in the investment experience of the Subaccounts.
Transfers and Withdrawals from the Fixed Account — You may transfer amounts from the Subaccounts to the Fixed Account and from the Fixed Account to the Subaccounts, subject to the following limitations. Transfers from the Fixed Account are allowed only (1) during the calendar month in which the applicable Guarantee
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Period expires, (2) pursuant to   the Dollar Cost Averaging Option, provided that such   transfers are scheduled to be made over a period of not less than one year, and (3) pursuant to the Asset Reallocation Option, provided that, upon receipt of the Asset Reallocation request , Contract Value is allocated among the Fixed Account and the Subaccounts in the percentages selected by the Owner without violating the restrictions on transfers from the Fixed Account set forth in (1) above. Accordingly, if you desire to implement the Asset Reallocation Option, you should do so at a time when Contract Value may be transferred from the Fixed Account to the Subaccounts without violating the restrictions on transfers from the Fixed Account. Once you implement an Asset Reallocation Option, the restrictions on transfers will not apply to transfers made pursuant to the Option.
The minimum amount that you may transfer from the Fixed Account to the Subaccounts is the lesser of (i) $25 or (ii) the amount of Contract Value for which the Guarantee Period expires in the calendar month that the transfer is effected. Transfers of Contract Value pursuant to the Dollar Cost Averaging and Asset Reallocation Options are not currently subject to any minimums. The Company reserves the right to limit the number of transfers permitted each Contract Year to 14 transfers, to suspend transfers and to limit the amount that may be subject to transfers. See “Transfers of Contract Value.”
If Purchase Payments are allocated (except Purchase Payments made pursuant to an Automatic Investment Program), or Contract Value is transferred, to the Fixed Account, any transfers from the Fixed Account in connection with the Dollar Cost Averaging or Asset Reallocation Options will automatically terminate as of the date of such Purchase Payment or transfer. You may reestablish Dollar Cost Averaging or Asset Reallocation by submitting a written request to the Company. However , if for any reason a Dollar Cost Averaging Option is canceled, you may only reestablish the option after the expiration of the next anniversary that corresponds to the period selected in establishing the option.
You may also make full or partial withdrawals to the same extent as if you had allocated Contract Value to the Subaccounts. However, no partial withdrawal request will be processed which would result in the withdrawal of Contract Value from the Loan Account. See “Full and Partial Withdrawals” and “Systematic Withdrawals.” In addition, to the same extent as Owners with Contract Value in the Subaccounts, the Owner of a Contract used in connection with a Qualified Plan may obtain a loan if so permitted under the terms of the Qualified Plan. See “Loans.”
Payments from the Fixed Account — Full and partial withdrawals, loans, and transfers from the Fixed Account may be delayed for up to six months after a request in good order is received by the Company at its Administrative Office. During the period of deferral, interest at the applicable interest rate or rates will continue to be credited to the amounts allocated to the Fixed Account.
More About the Contract

Ownership — The Owner is the person named as such in the application or in any later change shown in the Company’s records. While living, the Owner alone has the right to receive all benefits and exercise all rights that the Contract grants or the Company allows.
Designation and Change of Beneficiary — The Designated Beneficiary is the person having the right to the death benefit, if any, payable upon the death of the Owner prior to the Annuity Start Date. The Designated Beneficiary is the first person on the following list who, if a natural person, is alive on the date of death of the Owner: the Owner; the Primary Beneficiary; the Secondary Beneficiary; the Annuitant; or if none of the above are alive, the Owner’s estate. The Primary Beneficiary is the individual named as such in the application or any later change shown in the Company’s records. The Primary Beneficiary will receive the death benefit of the Contract only if he or she is alive on the date of death of the Owner prior to the Annuity Start Date. Because the death benefit of the Contract goes to the first person on the above list who is alive on the date of death of the Owner, careful consideration should be given to the manner in which the Contract is registered, as well as the designation of the Primary Beneficiary. The Owner may change the Primary Beneficiary at any time while the Contract is in force by written request on forms provided by the Company and received by the Company at its Administrative Office. The change will not be binding on the Company until it is received and recorded at its Administrative Office. The change will be effective as of the date this form is signed subject to any payments made or other actions taken by the Company before the change is received and recorded. A Secondary Beneficiary may be designated. The Owner may designate a permanent Beneficiary whose rights under the Contract cannot be changed without his or her consent.
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Reference should be made to the terms of a particular Qualified Plan and any applicable law for any restrictions or limitations on the designation of a Beneficiary. Some qualified plans do not allow the designation of any primary beneficiary other than a spouse unless the spouse consents to such designation and the consent is witnessed by a plan representative or a notary public. Not all Annuity Options will satisfy required minimum distribution rules for every Beneficiary.
Dividends — The Contract does not share in the surplus earnings of the Company, and no dividends will be paid.
Payments from the Separate Account — The Company generally will pay any full or partial withdrawal (including a systematic withdrawal) or death benefit proceeds from Contract Value allocated to the Subaccounts within seven days after a proper request is received at the Company’s Administrative Office. However, the Company can postpone such a payment from the Subaccounts to the extent permitted under applicable law, which is currently permissible only for any period:
•	During which the New York Stock Exchange is closed other than customary weekend and holiday closings,
•	During which trading on the New York Stock Exchange is restricted as determined by the SEC,
•
During which an emergency, as determined by the SEC, exists as a result of which (i) disposal of securities held by the Separate Account is not reasonably practicable, or (ii) it is not reasonably practicable to   determine the value of the assets of the Separate Account, or

•	For such other periods as the SEC may by order permit for the protection of investors.
The Company reserves the right to delay payments of any full or partial withdrawal until all of your Purchase Payment checks have been honored by your bank.
If, pursuant to SEC rules, the Invesco V.I. Government Money Market Fund chooses to suspend payment of redemption proceeds by imposing a temporary “redemption gate,” we will delay payment of any transfer, full or partial withdrawal, or death benefit from the Invesco V.I. Government Money Market Subaccount until the Fund redemption gate has been lifted.
Proof of Age and Survival — The Company may require proof of age or survival of any person on whose life annuity payments depend.
Misstatements — If you misstate the age or sex of an Annuitant or age of the Owner, the correct amount paid or payable by the Company under the Contract shall be such as the Contract Value would have provided for the correct age or sex (unless unisex rates apply).
Cyber Security and Certain Business Continuity Risks  — Our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, so that our business is potentially susceptible to operational and information security risks resulting from a cyber-attack. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Cyber security risks may also impact the issuers of securities in which the Underlying Funds invest, which may cause the funds underlying your Contract to lose value. There can be no assurance that we or the Underlying Funds or our service providers will avoid losses affecting your Contract due to cyber-attacks or information security breaches in the future.
Cyber-attacks and other disruptive events, including, but not limited to, natural disasters and public health crises (like COVID-19), that affect us, the Underlying Funds, intermediaries and other affiliated or third-party service providers may adversely impact our ability to conduct business, including if our employees or the employees of our service providers are unable or unwilling to perform their responsibilities as a result of any such event, and these disruptions may also impact your Contract Value. For instance, such disruptions may interfere with our processing of Contract transactions, including the processing of orders from our website or with the Underlying Funds, impact our ability to calculate Accumulation Unit values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to
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regulatory fines and financial losses and/or cause reputational damage. In the event of such a disruption, although our employees and the employees of our third-party service providers are able to work remotely, those remote work arrangements may result in our business operations being less efficient than under normal circumstances and could lead to delays in processing Contract transactions, including the processing of orders from Owners. For more information on the risks associated with owning the Contract, see “Principal Risks of Investing in the Contract.”
Loans — If you own a Contract issued in connection with a retirement plan that is qualified under Section 403(b) of the Internal Revenue Code, you may be able to borrow money under your Contract using the Contract Value as the only security for the loan. You may obtain a loan by submitting a proper written request to the Company. Whether you can borrow money will depend on the terms of your Employer’s 403(b) plan or program. If you are permitted, you may obtain a loan by submitting a proper written request to the Company. A loan must be taken and repaid prior to the Annuity Start Date. The minimum loan that may be taken is $1,000. The maximum amount of all loans on all contracts combined is generally equal to the lesser of: (1) $50,000 reduced by the excess of: (a) the highest outstanding loan balance within the preceding 12‑month period ending on the day before the date the loan is made; over (b) the outstanding loan balance on the date the loan is made; or (2) 50% of the Contract Value or $10,000, whichever is greater (the $10,000 limit is not available for Contracts issued under a 403(b) Plan subject to the Employee Retirement Income Security Act of 1974 (ERISA ). For loans issued under plans that are subject to ERISA, the maximum amount of all loans is the lesser of: (1) $50,000 reduced by the excess of: (a) the highest outstanding loan balance within the preceding 12‑month period ending on the day before the date the loan is made; over (b) the outstanding loan balance on the date the loan is made; or (2) 50% of the Contract Value. In any case, the maximum loan balance outstanding at any time may not exceed 80% of Contract Value. Two new loans are permitted each Contract Year but only one loan can be outstanding at any time. The Internal Revenue Code requires aggregation of all loans made to an individual employee under a single employer plan. However, since the Company may have no information concerning outstanding loans with other providers, we may only be able to use information available under annuity contracts issued by us, and you will be responsible for determining your loan limits considering loans from other providers. If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that loans you request comply with applicable tax requirements and to decline requests that are not in compliance. Reference should be made to the terms of   your particular Employer’s Plan or program for any additional loan restrictions.
Upon receipt by the Company of a written loan application and agreement and subject to the Company’s approval (which approval or disapproval may be postponed for up to six months after receipt of the loan application), Contract Value in an amount equal to the loan amount is withdrawn from the Subaccounts and/or the Fixed Account proportionately as they are currently invested in the Subaccounts and/or the Fixed Account and transferred into an account called the “Loan Account,” which is an account within the Fixed Account. Amounts allocated to the Loan Account earn an annual effective rate of interest equal to 3.0%.
Interest will be charged for the loan and will accrue on the loan balance from the effective date of any loan. The loan interest rate will be as declared from time to time by the Company once a loan has been issued, the Company will not change the loan interest rate. The loan interest amount. The loan interest amount will never be greater than an amount equal to 5.75% plus the total charges for riders you have selected. For example, if you selected the Annual Stepped Up Death Benefit Rider with an annual charge of 0.20%, the loan interest rate is guaranteed not to exceed 5.95% (5.75% + 0.20%). The net cost of a loan is the interest rate charged by the Company less the interest rated credited. We are not responsible for determining whether this interest rate is “reasonable” as required by ERISA for loans under ERISA-covered 403(b) plans .
Loans must be repaid within five years, unless the loan is used to acquire your principal residence, in which case the loan must be repaid within 30 years. In either event, your loan must be repaid prior to the Annuity Start Date. You must make loan repayments on at least a quarterly basis, and you may prepay your loan at any time. There is required no minimum payment. All loan payments must be repaid through automatic bank draft. Upon receipt of a loan payment, the Company will transfer Contract Value from the Loan Account to the Fixed Account and/or the Subaccounts according to your current instructions with respect to Purchase Payments in an amount equal to the amount by which the payment reduces the amount of the loan outstanding.
If you do not make any required loan payment by the end of the calendar quarter following the calendar quarter in which the missed payment was due, the TOTAL OUTSTANDING LOAN BALANCE will be deemed to be in default for tax reporting purposes. The total outstanding loan balance, which includes accrued interest, will be reported
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as income to the Internal Revenue Service (“IRS”) on form 1099‑R for the year in which the default occurred. The Company may agree to extend these deadlines for late payments within any limits imposed by IRS regulations. This deemed distribution may be subject to a 10% penalty tax, which is imposed upon distributions prior to the Owner attaining age 59½. Once a loan has defaulted, regularly scheduled loan payments will not be accepted by the Company. No new loans will be allowed while a loan is in default. Interest will continue to accrue on a loan in default. Contract Value equal to the amount of the accrued interest may be transferred to the Loan Account. If a loan continues to be in default, the total outstanding balance may be deducted from Contract Value on or after the Contract Owner attains age 59½. The Contract will terminate automatically if the outstanding loan balance of a loan in default equals or exceeds the Withdrawal Value. Contract Value will be used to repay the loan and any applicable withdrawal charges. Because of the adverse tax consequences associated with defaulting on a loan, you should carefully consider your ability to repay the loan and should consult with a tax advisor before requesting a loan.
While the amount to secure the loan is held in the Loan Account, you forego the investment experience of the Subaccounts and the Current Rate of interest on the Fixed Account. The Contract Value at surrender and the death proceeds payable will be reduced by the amount of any outstanding Contract Debt plus accrued interest. Loans, therefore, can affect the Contract Value and benefits linked to the Contract Value, whether or not the loan is repaid. Outstanding Contract Debt will reduce the amount of proceeds paid upon full withdrawal , upon payment of the death benefit, and upon annuitization . In addition, no partial withdrawal will be processed which would result in the withdrawal of Contract Value from the Loan Account. If a Guaranteed Growth Death Benefit Rider or Guaranteed Minimum Income Benefit Rider is in effect, amounts allocated to the Loan Account will earn the minimum rate of interest guaranteed under the Fixed Account for the purpose of calculating the benefit under any such Rider. Until the loan is repaid, the Company reserves the right to restrict any transfer of the Contract which would otherwise qualify as a transfer permitted in the Code.
In the event that you elect to exchange your Contract for a contract of another company, you will need to either pay off your loan prior to the exchange or incur tax consequences in that you will be deemed to have received a taxable distribution in the amount of the outstanding loan balance.
You should consult with your tax adviser on the effect of a loan.
Restrictions on Withdrawals from Qualified Plans — Generally, a Qualified Plan under Code section 403(b) may not permit the distribution or withdrawal of amounts accumulated under the Plan until after a fixed number of years, the attainment of a stated age or upon the occurrence of a   specific event such as hardship, disability, retirement , death or termination of employment. Therefore, if you own a Contract purchased in connection with one of these Qualified Plans , you may not be entitled to make a full or partial withdrawal (including systematic withdrawals), as described in this Prospectus, unless one of the above-described conditions has been satisfied. For this reason, you should refer to the terms of your particular Qualified Plan, the Internal Revenue Code and other applicable law for any limitation or restriction on distributions and withdrawals, including the 10% penalty tax that may be imposed in the event of a distribution from a Qualified Plan before the participant reaches age 59½. See the discussion under “Tax Penalties.”
Section 403(b) imposes restrictions on certain distributions from tax-sheltered annuity contracts meeting the requirements of Section 403(b). Section 403(b) requires that distributions from Section 403(b) tax-sheltered annuities that are attributable to employee contributions made after December 31, 1988 under a salary reduction agreement begin only after the employee (i) reaches age 59½, (ii) has a severance from employment , (iii) dies, (iv) becomes disabled, or (v) incurs a hardship. Furthermore, distributions of gains attributable to such contributions accrued after December 31, 1988 may not be made on account of hardship. Hardship, for this purpose, is generally defined as an immediate and heavy financial need, such as paying for medical expenses, the purchase of a residence, paying certain tuition expenses, paying for funeral expenses, paying for casualty losses on your principal residence, or paying amounts needed to avoid eviction or foreclosure that may only be met by the distribution.
If you own a Contract purchased as a tax-sheltered Section 403(b) annuity contract, you will not, therefore, be entitled to make a full or partial withdrawal, as described in this Prospectus, in order to receive proceeds from the Contract attributable to contributions under a salary reduction agreement or any gains credited to such Contract after December 31, 1988 unless one of the above-described conditions has been satisfied. In the case of transfers of amounts accumulated in a different Section 403(b) contract to this Contract under a Section 403(b) program, the withdrawal constraints described above would not apply to the amount transferred to the Contract designated as attributable to the Owner’s December 31, 1988 account balance under the old contract, provided the amounts transferred between contracts qualified as a rollover under the Internal Revenue Code. An Owner of a Contract
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may be able to transfer the Contract’s Withdrawal Value to certain other investment alternatives meeting the requirements of Section 403(b) that are available under an employer’s Section 403(b) arrangement.
Your particular Qualified Plan or 403(b) plan or program may have additional restrictions on distributions that may also be followed for your Contract. The distribution or withdrawal of amounts under a Contract purchased in connection with a Qualified Plan may result in the receipt of taxable income to the Owner or Annuitant and in some instances may also result in a penalty tax. Therefore, you should carefully consider the tax consequences of a distribution or withdrawal under a Contract and you should consult a competent tax adviser. See “Federal Tax Matters.”
If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender or transfer, you consent to the sharing of confidential information about you, the contract, and transactions under the contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.
Restrictions under the Texas Optional Retirement Program  — If you are a Participant in the Texas Optional Retirement Program, your Contract is subject to restrictions required under the Texas Government Code. In accordance with those restrictions, you will not be permitted to make withdrawals prior to your retirement, death or termination of employment in a Texas public institution of higher education and may not receive a loan from your Contract. In addition, we may assess a different withdrawal charge on Contracts issued to Participants in the Texas Optional Retirement Program. See “Contingent Deferred Sales Charge.”
Federal Tax Matters

Introduction — The Contract described in this Prospectus is designed for use by individuals in retirement plans in connection with Qualified Plans under the provisions of the Internal Revenue Code (“Code”). The ultimate effect of federal income taxes on the amounts held under a Contract, on annuity payments, and on the economic benefits to the Owner, the Annuitant, and the Beneficiary or other payee will depend upon the type of retirement plan, if any, for which the Contract is purchased, the tax and employment status of the individuals involved and a number of other factors. The discussion contained herein and in the Statement of Additional Information is general in nature and is not intended to be an exhaustive discussion of all questions that might arise in connection with a Contract. It is based upon the Company’s understanding of the present federal income tax laws as currently interpreted by the Internal Revenue Service (“IRS”) as of the date of this Prospectus , and is not intended as tax advice. No representation is made regarding the likelihood of continuation of the present federal income tax laws or of the current interpretations by the IRS or the courts. Future legislation may affect annuity contracts adversely. Moreover, no attempt has been made to consider any applicable state or other laws. Because of the inherent complexity of the tax laws and the fact that tax results will vary according to the particular circumstances of the individual involved and, if   applicable, the Qualified Plan, a person should consult with a qualified tax adviser regarding the purchase of a Contract, the selection of an Annuity Option under a Contract, the receipt of annuity payments under a Contract or any other transaction involving a Contract. The Company does not make any guarantee regarding the tax status of, or tax consequences arising from, any Contract or any transaction involving the Contract.
Tax Status of the Company and the Separate Account —
General. The Company intends to be taxed as a life insurance company under Part I, Subchapter L of the Code. Because the operations of the Separate Account form a part of the Company, the Company will be responsible for any federal income taxes that become payable with respect to the income of the Separate Account and its Subaccounts.
Charge for the Company’s Taxes. A charge may be made for any federal taxes incurred by the Company that are attributable to the Separate Account, the Subaccounts or to the operations of the Company with respect to the Contract or attributable to payments, premiums, or acquisition costs under the Contract. The Company will review the question of a charge to the Separate Account, the Subaccounts or the Contract for the Company’s federal taxes periodically. Charges may become necessary if, among other reasons, the tax treatment of the Company or of income and expenses under the Contract is ultimately determined to be other than what the Company currently believes it
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to be, if there are changes made in the federal income tax treatment of variable annuities at the insurance company level, or if there is a change in the Company’s tax status.
Under current laws, the Company may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is   a material change in applicable state or local tax laws, the Company reserves the right to charge the Separate Account or the Subaccounts for such taxes, if any, attributable to the Separate Account or Subaccounts.
Withholding. Annuity distributions are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.
Qualified Plans — The Contract may be used with Qualified Plans that meet the requirements of Section 402A, 403(b), 408 or 408A of the Code. If you are purchasing the Contract as an investment vehicle for one of these Qualified Plans, you should consider that the Contract does not provide any additional tax advantage to that already available through the Qualified Plan. However, the Contract does offer features and benefits in addition to providing tax deferral that other investments may not offer, including death benefit protection for your beneficiaries and annuity options which guarantee income for life. You should consult with your financial professional as to whether the overall benefits and costs of the Contract are appropriate considering your circumstances.
The amounts that may be contributed to Qualified Plans are subject to limitations that vary depending on the type of Plan. In addition, early distributions from most Qualified Plans may be subject to penalty taxes, or, for certain plans, could cause the Plan to be disqualified. Furthermore, distributions from most Qualified Plans are subject to certain minimum distribution rules. Failure to comply with these rules subject the Owner or Annuitant to penalty taxes. As a result, the minimum distribution rules may limit the availability of certain Annuity Options to certain Annuitants and their beneficiaries. These requirements may not be incorporated into the Company’s Contract administration procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contract comply with applicable law.
The following are brief descriptions of the various types of Qualified Plans and the use of the Contract therewith:
Section 403(b). Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts, and, subject to certain limitations, to exclude the amount of Purchase Payments from gross income for tax purposes. The Contract may be purchased in connection with a Section 403(b) annuity plan.
Section 403(b) annuities must generally be provided under a plan that meets certain minimum participation , coverage, and nondiscrimination requirements . Each employee’s interest in a retirement plan qualified under Code Section 403(b) must generally be distributed or begin to be distributed not later than April 1 of the calendar year following the later of the calendar year in which the employee reaches age 72 (70½ if the employee reached age 70½ before January 1, 2020) or retires (“required beginning date”). Periodic distributions must not extend beyond the life of the employee or the lives of the employee and a designated beneficiary (or over a period extending beyond the life expectancy of the employee or the joint life expectancy of the employee and a designated beneficiary). Not all Annuity Options will satisfy minimum distribution rules for every designated beneficiary .
If an employee dies before reaching his or her required beginning date, the employee’s entire interest in the plan must generally be distributed beginning before the close of the calendar year following the year of the employee’s death to a designated beneficiary over the life of the beneficiary (or over a period not extending beyond the life expectancy of the beneficiary). If the designated beneficiary is the employee’s surviving spouse, distributions may be delayed until the employee would have reached age 72 (70½ if the employee reached age 70½ before January 1, 2020). Please note that for employees who die on or after January 1, 2020, most non-spouse Beneficiaries will no longer be able to satisfy these rules by “stretching” payouts over their lifetimes. Instead, the Beneficiaries will have to take their post death distributions within ten years. Certain exceptions apply to “eligible designated beneficiaries,” which include disabled and chronically ill individuals, individuals who are note more than ten years younger than the deceased individual, and children who have not reached the age of majority. Employees and Beneficiaries should consult a tax advisor if they may be affected by these changes. If an employee dies after reaching his or her required beginning date, the employee’s interest in the plan must generally be distributed at least as rapidly as under the method of distribution in effect at the time of the employee’s death.
A Section 403(b) annuity contract may be purchased with employer contributions, employee contributions or   a combination of both. An employee’s rights under a Section 403(b) contract attributable to employee contributions must be nonforfeitable. The contribution limit is similar to the limits on contributions to other qualified retirement plans
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and depends upon, among other things, whether the annuity contract is purchased with employer or employee contributions.
Amounts used to purchase Section 403(b) annuities generally are excludable from the taxable income of the employee. As a result, all distributions from such annuities are normally taxable in full as ordinary income to the employee. However, employee salary reduction contributions can be made to certain 403(b) annuities on an after-tax basis. See Roth 403(b) below.
A Section 403(b) annuity contract must prohibit the distribution of employee contributions (including earnings thereon) until the employee: (i) attains age 59½; (ii) has a severance from employment; (iii) dies; (iv) becomes disabled; or (v) incurs a financial hardship (earnings may not be distributed in the event of hardship). Additional restrictions may be imposed by a particular 403(b) Plan or program.
Distributions from a Section 403(b) annuity contract may be eligible for a tax-free rollover to another eligible retirement plan, including an individual retirement account or annuity (IRA). See “Rollovers.”
 If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. By requesting a surrender or transfer, you consent to the sharing of confidential information about you, the Contract, and transactions under the Contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.
Roth 403(b). Employees eligible to make elective salary reduction contributions to a 403(b) annuity contract may designate their elective contributions as “Roth contributions” under Code Section 402A, if the employer agrees to treat the contributions as Roth contributions under the employer’s 403(b) plan. Roth contributions may be made to this Contract in most states.
Unlike regular or “traditional” 403(b) contributions, which are made on a pre-tax basis, Roth contributions are made after-tax and must be reported by the employer as currently taxable income of the employee. The employee must specifically designate the contributions as Roth contributions at the time they are made. Roth contributions are always full vested.
Although Roth contributions are made on an after-tax basis, if they are held in the Contract until certain conditions are met, a contract distribution may be a “qualifying distribution” and the income that is earned on the contributions will never be subject to federal income taxes. If a distribution is not qualifying, the income earned on the Roth contributions is subject to federal income taxes when distributed.
Roth contributions may be made up to the same elective contribution limits as apply to a traditional 403(b) contract. If the employee makes elective contribution to both types of contract, the one contribution limit will apply to   the total of all contributions, both Roth and traditional. Other types of employer contributions, such as matching contributions or non-elective contributions, cannot be made to a Roth contract or account, although they may be made to other accounts in the plan or program.
Roth contributions are held in a separate Roth account in the Contract and separate records are kept for earnings in the Roth account. Although amounts in a Roth account are subject to the same distribution restrictions, loan limits, and required minimum distribution rules as   traditional 403(b) contributions (including lifetime required minimum distributions), the Company may impose special rules on distributions from Roth accounts and may restrict or forbid loans from Roth accounts.
If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. See “Section 403(b).”
Distributions from a Roth 403(b) qualified account may be eligible for a tax-free rollover to another eligible retirement plan, including a Roth IRA. See “Rollovers.”
Section 408. Traditional Individual Retirement Annuities. Section 408 of the Code permits eligible individuals to establish individual retirement programs through the purchase of Individual Retirement Annuities (“traditional IRAs”). The Contract may be purchased as a traditional IRA. The IRAs described in this section are called “traditional IRAs” to distinguish them from “Roth IRAs,” which are described below.
IRAs are subject to limitations on the amount that may be contributed, the persons who may be eligible and the time when distributions must commence. Depending upon the circumstances of the individual, contributions to a traditional IRA may be made on a deductible or non‑deductible basis. IRAs may not be transferred, sold, assigned, discounted or pledged as collateral for a loan or other obligation. The annual premium for an IRA may not be fixed
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and may not exceed (except in the case of a rollover contribution) the lesser of 100% of the individual’s taxable compensation or $6,000 (for 2021).
Any refund of premium must be applied to the payment of future premiums or the purchase of additional benefits. If   an individual is age 50 or over, the individual may make an additional catch-up contribution to a traditional IRA of $1,000 for each tax year. However, if the individual is covered by an employer-sponsored retirement plan, the amount of IRA contributions the individual may deduct in a year may be reduced or eliminated based on the individual’s adjusted gross income for the year ($105,000 to $125 ,000 for a married couple filing a joint return and $66,000 to $76 ,000 for a single taxpayer in 2021 ). If the individual’s spouse is covered by an employer-sponsored retirement plan but the individual is not, the individual may be able to deduct those contributions to a traditional IRA; however, the deduction will be reduced or eliminated if the adjusted gross income on a joint return is between $198 ,000 and $208,000 (for 2021). Nondeductible contributions to traditional IRAs must be reported to the IRS in the year made on Form 8606.
Sale of the Contract for use with traditional IRAs may be subject to special requirements imposed by the Internal Revenue Service. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the Internal Revenue Service or other appropriate agency, and will have the right to revoke the Contract under certain circumstances. See the IRA Disclosure Statement that accompanies this Prospectus.
In general, traditional IRAs are subject to minimum distribution requirements similar to those applicable to retirement plans qualified under Section 403(b) of the Code; however, the required beginning date for traditional IRAs is generally the date that the contract owner reaches age 72 ( 70 ½ for contract owners who reached age 70½ before January 1, 2020)— the contract owner’s retirement date, if any, will not affect his or her required beginning date. See “Section 403(b).” Distributions from IRAs are generally taxed under Code Section 72. Under these rules, a portion of each distribution may be excludable from income. The amount excludable from the individual’s income is the amount of the distribution that bears the same ratio as the individual’s nondeductible contributions bears to the expected return under the IRA.
Distributions from a traditional IRA may be eligible for a tax-free rollover to any kind of eligible retirement plan, including another traditional IRA. A distribution of non-deductible contributions or other after-tax amounts from a traditional IRA may be eligible to be rolled over to another traditional IRA. See “Rollovers.”
The IRS has not reviewed the Contract for qualification of an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as the provision in the Contract comports with IRA qualification requirements.
Section 408A. Roth IRAs. Section 408A of the Code permits eligible individuals to establish a Roth IRA. The Contract may be purchased as a Roth IRA. Regular contributions may be made to a Roth IRA up to the same contribution limits that apply to traditional IRA contributions. The regular contribution limits are phased out for taxpayers with $ 125 ,000 to $ 140 ,000 in adjusted gross income for 2021 ($198 ,000 to $ 208 ,000 for married filing joint returns). Also the taxable balance in a traditional IRA may be rolled over or converted into a Roth IRA . Distributions from Roth 403(b) plans can be rolled over to a Roth IRA regardless of income.
Regular contributions to a Roth IRA are not deductible , and rollovers and conversions from other retirement plans are taxable when completed , but withdrawals that meet certain requirements are not subject to federal income tax on either the original contributions or any earnings. However, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before 59½ (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made. Rollovers of Roth contributions were already taxed when made and are not generally subject to tax when rolled over to a Roth IRA. Sale of the Contract for use with Roth IRAs may be subject to special requirements imposed by the IRS. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the IRS or other appropriate agency, and will have the right to revoke the Contract under certain requirements. Unlike a traditional IRA, Roth IRAs are not subject to minimum required distribution rules during the Contract Owner’s lifetime. Generally, however, the amount remaining in a Roth IRA after the Contract Owner’s death must begin to be distributed by the end of the first calendar year after death, and made in amounts that satisfy IRS required minimum distribution regulations. Beginning with deaths occurring on or after January 1, 2020, subject to certain exceptions, most non-spouse beneficiaries must complete distributions within ten years of the Contract Owner’s death.
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Rollovers. A “rollover” is the tax-free transfer of a distribution from one “ eligible retirement plan” to another. Distributions which are rolled over are not included in the employee’s gross income until some future time.
If any portion of the balance to the credit of an employee in a Section 403(b) or other eligible retirement plan (other than Roth sources) is paid in an “eligible rollover distribution” and the payee transfers any portion of the amount received to an eligible retirement plan, then the amount so transferred is not includable in income. Also, pre-tax distributions from an IRA may be rolled over to another kind of eligible retirement plan. An “eligible rollover distribution” generally means any distribution that is not one of a series of periodic payments made for the life of the distributee or for a specified period of at least ten years. In addition, a required minimum distribution, death distributions (except to a surviving spouse), and certain corrective distributions, will not qualify as an eligible rollover distribution. A rollover must be made directly between plans or indirectly within 60 days after receipt of the distribution.
For an employee (or employee’s spouse or former spouse as beneficiary or alternate payee), an “eligible retirement plan” will be another Section   403(b) plan, a qualified retirement plan, or a traditional individual retirement account or annuity described in Code Section 408.   For a non-spouse beneficiary, an “eligible retirement plan” is an IRA established by the direct rollover.
For a Roth 403(b) account, a rollover, including a direct rollover, can only be made to a Roth IRA or to the same kind of account in another plan (such as a Roth 403(b) to a Roth 403(b), but not a Roth 403(b) to a Roth 401(k )) or to a Roth IRA. Anyone attempting to rollover Roth 403(b) contributions should seek competent tax advice . Additionally, a rollover for a Roth IRA can only be made to another Roth IRA .
A Section 403(b) plan must provide a participant receiving an eligible rollover distribution, the option to have the distribution transferred directly to another eligible retirement plan.
Only one indirect rollover may be made from an IRA, including traditional IRAs, Roth IRAs, SIMPLE-IRAs and SEP-IRAs, to another IRA in a 12 month period. The 12 month period begins on the date the IRA distribution is received. If a second indirect rollover is made during the 12 month period, the transaction may have adverse tax consequences. This rollover limitation does not apply to direct rollovers or a rollover between a retirement plan and an IRA.
Tax Penalties. Premature Distribution Tax.  Distributions from a 403(b) plan or IRA before the participant reaches age 59½ are generally subject to an   additional tax equal to 10% of the taxable portion of   the distribution. The 10% penalty tax does not apply to distributions: (i) made on or after the death of the employee; (ii)  attributable to the employee’s disability; (iii) which are part of a series of substantially equal periodic payments made (at least annually) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and a designated beneficiary and (except for IRAs) which begin after the employee terminates employment ; (iv) made to an employee after termination of employment after reaching age 55; (v) made to pay for certain medical expenses; (vi) that are exempt withdrawals of an excess contribution; (vii) that are rolled over or transferred in accordance with Code requirements; (viii) made as a qualified reservist distribution; (ix) that are transferred pursuant to a decree of divorce or separate maintenance or written instrument incident to such a decree ; or (x) made in connection with the birth or adoption of a child, in limited circumstances .
The exception to the 10% penalty tax described in item (iv) above is not applicable to IRAs. However, distributions from an IRA to unemployed individuals can be made without application of the 10% penalty tax to pay health insurance premiums in certain cases. There are two additional exceptions to the 10% penalty tax on withdrawals from IRAs before age 59½: withdrawals made to pay “qualified” higher education expenses and withdrawals made to pay certain “eligible first-time home buyer expenses.” There may be additional exceptions to the 10% penalty tax (e.g., certain disaster relief distributions).
Minimum Distribution Tax. If the amount distributed from a Qualified Contract is less than the minimum required distribution for the year, the participant is subject to a 50% tax on the amount that was not properly distributed. The value of any enhanced death benefits or other optional contract provisions such as the Guaranteed Minimum Income Benefit may need to be taken into account when calculating the minimum required distribution. Consult a tax advisor.
Withholding. Periodic distributions (e.g., annuities and installment payments) from a Qualified Contract that will last for a period of ten or more years are generally subject to voluntary income tax withholding. The amount withheld on such periodic distributions is determined at the rate applicable to wages. The recipient of a periodic distribution may generally elect not to have withholding apply.
Eligible rollover distributions from a Qualified Plan (other than IRAs) are generally subject to mandatory 20% income tax withholding. However, no withholding is imposed if the distribution is transferred directly to another
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eligible retirement plan. Nonperiodic distributions from an IRA are subject to income tax withholding at a flat 10% rate. The recipient of such a distribution may elect not to have withholding apply.
The above description of the federal income tax consequences of the different types of Qualified Plans which may be funded by the Contract offered by this Prospectus is only a brief summary and is not intended as tax advice. The rules governing the provisions of Qualified Plans are extremely complex and often difficult to comprehend. Anything less than full compliance with the applicable rules, all of which are subject to change, may have adverse tax consequences. A prospective Owner considering adoption of a Qualified Plan and purchase of a Contract in connection therewith should first consult a qualified and competent tax adviser, with regard to the suitability of the Contract as an investment vehicle for the Qualified Plan.
Partial Annuitization . If part of an annuity contract’s value is applied to an annuity option that provides payments for one or more lives and for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals. None of the payment options under the Contract is intended to qualify for this “partial annuitization” treatment and, if you apply only part of the value of the Contract to a payment option, we will treat those payments as withdrawals for tax purposes.
Other Tax Considerations —
Federal Estate , Gift and Generation-Skipping Transfer Taxes. While no attempt is being made to discuss in detail the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.
Under certain circumstances, the Code may impose a “generation skipping transfer tax” (“GST”) when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require the Company to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.
The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.
Annuity Purchases by Nonresident Aliens and Foreign Corporations. The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Additional withholding may occur with respect to entity purchasers (including foreign corporations, partnership, and trusts) that are not U.S. residents. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.
Foreign Tax Credits. We may benefit from any foreign tax credits attributable to taxes paid by certain Funds to foreign jurisdictions to the extent permitted under Federal tax law.
Medicare Tax. Distributions from non‑qualified annuity contracts are considered “investment income” for purposes of the Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts. Please consult a tax advisor for more information.
Annuity Purchases by Residents of Puerto Rico. The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.
Possible Tax Law Changes. From time to time, legislation has been proposed that would have adversely modified the federal taxation of certain annuities. There is always the possibility that the tax treatment of annuities could change by legislation or other means (such as IRS regulations, revenue rulings, and judicial decisions). Moreover, although unlikely, it is also possible that any legislative change could be retroactive (that is, effective prior to the date of such change). Consult a tax adviser with respect to legislative developments and their effect on the
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Contract. We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any contract and do not intend the above discussion to be tax advice.
Other Information

Voting of Underlying Fund Shares — The Company is the legal owner of the shares of the Underlying Funds held by the Subaccounts. The Company will exercise voting rights attributable to the shares of each Underlying Fund held in the Subaccounts at any regular and special meetings of the shareholders of the Underlying Funds on matters requiring shareholder voting. In accordance with its view of presently applicable law, the Company will exercise its voting rights based on instructions received from persons having beneficial interest in corresponding Subaccounts. However, if the 1940 Act or any regulations thereunder should be amended, or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote the shares of the Underlying Funds in its own right, it may elect to do so.
The person having the voting interest under a Contract is the Owner. Unless otherwise required by applicable law, the number of shares of a particular Underlying Fund as to which voting instructions may be given to the Company is determined by dividing your Contract Value in the corresponding Subaccount on a particular date by the net asset value per share of the Underlying Fund as of the same date. Fractional votes will be counted. The number of votes as to which voting instructions may be given will be determined as of the same date established by the Underlying Fund for determining shareholders eligible to vote at the meeting of the Underlying Fund. If   required by the SEC, the Company reserves the right to determine in a different fashion the voting rights attributable to the shares of the Underlying Funds. Voting instructions may be cast in person or by proxy.
It is important that each Owner provide voting instructions to the Company because we vote all Underlying Fund shares proportionately in accordance with instructions received from Owners. This means that the Company will vote shares for which no timely voting instructions are received in the same proportion as those shares for which we do receive voting instructions. As a result, a small number of Owners may control the outcome of a vote. The Company will also exercise the voting rights from assets in each Subaccount that are not otherwise attributable to Owners, if any, in the same proportion as the voting instructions that are received in a timely manner for all Contracts participating in that Subaccount.
Changes to Investments — The Company reserves the right, subject to compliance with the law as then in effect, to make additions to, deletions from, or combinations of the securities that are held by the Separate Account or any Subaccount or that the Separate Account or any Subaccount may purchase. In addition, the Company reserves the right to substitute shares of any or all of the Underlying Funds in accordance with applicable law. In all cases, the Company will send you notice. For instance, the Company may seek to substitute shares of Underlying Funds should they no longer be available for investment, or if the Company’s management believes further investment in shares of any Underlying Fund should become inappropriate in view of the purposes of the Contract . The Company may substitute shares of an Underlying Fund with the shares of another Underlying Fund or the shares of a fund not currently offered under the Contract. Substituted fund shares may have higher fees and expenses. The Company may also purchase, through the Subaccount, other securities for   other classes of contracts, or permit a conversion between classes of contracts on the basis of requests made by Owners . The Company further reserves the right to close any Subaccount to future allocations .
The Company also reserves the right to establish additional Subaccounts of the Separate Account that would invest in a new Underlying Fund or in shares of another investment company, a series thereof, or other suitable investment vehicle. The Company may establish new Subaccounts in its sole discretion, and will determine whether to make any new Subaccount available to existing Owners. The Company may also eliminate or combine one or more Subaccounts to all or only certain classes of Owners if, in its sole discretion, marketing, tax, or investment conditions so warrant.
The Company also reserves the right, subject to any required regulatory approvals, to transfer assets of the Separate Account or any Subaccount to another separate account or Subaccount.
In the event of any such substitution or change, the Company may, by appropriate endorsement, make such changes in these and other contracts as may be necessary or appropriate to reflect such substitution or change. If the Company believes it to be in the best interests of persons having voting rights under the Contract, the Separate
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Account may be operated as a management investment company under the 1940 Act   or any other form permitted by law. The Separate Account may be deregistered under the 1940 Act in the event such registration is no longer required, or it may be combined with other separate accounts of the Company or an affiliate thereof. Subject to compliance with applicable law, the Company also may establish a committee, board, or other group to manage one or more aspects of the operation of the Separate Account.
Changes to Comply with Law and Amendments  — The Company reserves the right, without the consent of Owners, to suspend sales of the Contract as presently offered and to make any change to the provisions of the Contract to comply with, or give Owners the benefit of, any federal or state statute, rule, or regulation, including but not limited to requirements for annuity contracts and retirement plans under the Internal Revenue Code and regulations thereunder or any state statute or regulation.
Reports to Owners — The Company will send you annually a statement setting forth a summary of the transactions that occurred during the year, and indicating the Contract Value as of the end of each year. In addition, the statement will indicate the allocation of Contract Value among the Fixed Account and the Subaccounts and any other information required by law. The Company will also send confirmations upon Purchase Payments, transfers, loans, loan repayments, and full and partial withdrawals. The Company may confirm certain transactions on a quarterly basis rather than at the time they occur. These transactions include purchases under an Automatic Investment Program, transfers under the Dollar Cost Averaging and Asset Reallocation Options, systematic withdrawals and annuity payments.
The shareholder reports for Underlying Funds available under your Contract will no longer be sent by mail, effective January 1, 2021, unless you specifically request paper copies of the reports from the Company. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and available online at https://dfinview.com/SecurityBenefit/TAHD/814121455?site=PSBL .
You may elect to receive all future reports in paper free of charge. You can inform the Company that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-888-2461. Your election to receive reports in paper will apply to all Underlying Funds available under your Contract.
Electronic Privileges — If the Electronic Privileges section of the application or the proper form has been completed, signed, and received at the Company’s Administrative Office, you may (1) request a transfer of Contract Value and make changes in your Purchase Payment allocation and to an existing Dollar Cost Averaging or Asset Reallocation Option by telephone; (2) request a transfer of Contract Value electronically via facsimile; and (3) request transfer of Contract Value through the Company’s Internet web site. If you elect Electronic Privileges, you automatically authorize your financial representative to make transfers of Contract Value and changes in your Purchase Payment allocation or Dollar Cost Averaging or Asset Reallocation Option , on your behalf.
Any telephone or electronic device, whether it is the Company’s, yours, your service provider’s, or your registered representative’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent the Company’s processing of your transfer request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our Administrative Office.
The Company has established procedures to confirm that instructions communicated by telephone are genuine and will not be liable for any losses due to fraudulent or unauthorized instructions provided it complies with its procedures. The Company’s procedures require that any person requesting a transfer by telephone provide the account number and the Owner’s tax identification number and such instructions must be received on a recorded line. The Company reserves the right to deny any telephone transfer request. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations ), or are otherwise unavailable, you may not be able to request transfers by telephone and would have to submit written requests.
By authorizing telephone transfers, you authorize the Company to accept and act upon telephonic instructions for transfers involving your Contract. There are risks associated with telephone transactions that do not occur if a written request is submitted. Anyone authorizing or making telephone requests bears those risks. You agree that neither the Company, any of its affiliates, nor any Underlying Fund, will be liable for any loss, damages, cost, or expense (including attorneys’ fees) arising out of any telephone requests; provided that the Company effects such request in accordance with its procedures. As a result of this policy on telephone requests, you bear the risk of loss arising from
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the telephone transfer privilege. The Company may discontinue, modify, or suspend the telephone transfer privilege at any time.
State Variations  — This Prospectus and the Statement of Additional Information describe all material terms and features of the Contract, including any material state variations. If you would like to review a copy of your contract and its riders, if any, contact the Company’s Administrative Office.
Legal Proceedings — The Company and its subsidiaries, like other life insurance companies, may be involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, the Company believes that at the present time there are no legal proceedings pending or threatened to which the Company, the Separate Account, or SDL is a party that are reasonably likely to materially affect the Separate Account or the Company’s ability to meet its obligations under the Contract, or SDL’s ability to perform its contract with the Separate Account.
Sale of the Contract — The Company has discontinued offering the Contract for new sales.
Principal Underwriter. The Company has entered into a principal underwriting agreement with its subsidiary, SDL, for the distribution and sale of each Contract. SDL does not sell the Contracts directly to purchasers. The Contracts were offered to the public through registered representatives of broker-dealers that have entered into selling agreements with the Company and SDL for the sale of the Contract ( collectively , “Selling Broker-Dealers”). The Company does not pay commissions to financial intermediaries who receive advisory fees from Contract owners because such intermediaries receive compensation in connection with the Contract in the form of those advisory fees.
Selling Broker-Dealers. The Company pays commissions to all Selling Broker-Dealers in connection with the promotion and sale of the Contract according to one or more schedules. A portion of any payments made to Selling Broker-Dealers may be passed on to their registered representatives in accordance with their internal compensation programs. Commissions and other incentives or payments described below are not charged directly to Owners or the Separate Account. The Company uses its corporate assets to pay commissions and other costs of distributing the Contract. The Company intends to recoup commissions and other sales expenses through fees and charges deducted under the Contract (including any profit from the mortality and expense risk charge or other fees and charges imposed under the Contract) or from its General Account.
Compensation Paid to All Selling Broker-Dealers. The Company pays commissions as a percentage of initial and subsequent Purchase Payments at the time it receives them, as a percentage of Contract Value on an ongoing basis, or a combination of both. While the amount and timing of commissions may vary depending on the selling agreement, the Company does not expect commissions to exceed 6% of aggregate Purchase Payments (if compensation is paid as a percentage of Purchase Payments) and 0.25% annually of average Contract Value (if compensation is paid as a percentage of Contract Value). The Company also pays non-cash compensation in connection with the sale of the Contract, including conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment , merchandise and other similar items.
The registered representative who sells you the Contract typically receives a portion of the compensation the Company pays to his or her Selling Broker-Dealer, depending on the agreement between the Selling Broker-Dealer and your registered representative and the Selling Broker-Dealer’s internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. Ask your registered representative for further information about what he or she and the Selling Broker-Dealer for whom he or she works may receive in connection with your purchase of a Contract.
Additional Compensation Paid to Selected Selling Broker-Dealers. In addition to the commissions and non-cash compensation described above , the Company pays additional compensation to selected Selling Broker-Dealers. These payments include : (1) trail commissions or persistency payments, which are periodic payments based on contract values of the Company’s variable insurance contracts (including Contract Values of the Contract) or other persistency standards; (2) preferred status fees (which may be in the form of a higher percentage of ordinary commission ) paid to obtain preferred treatment of the Contract in Selling Broker-Dealers’ marketing programs, including enhanced marketing services and increased access to their registered representatives; (3) one-time bonus payments for their participation in sales promotions with regard to the Contract; (4) periodic bonus payments calculated as   a percentage of the average contract value of the Company’s variable insurance contracts (including
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the Contract) sold by the Selling Broker-Dealer during the calendar year of payment; (5)  sponsorship of or reimbursement of industry conference fees paid to help defray the costs of sales conferences and educational seminars put on by the Selling Broker- Dealers ; and (6) reimbursement of Selling Broker-Dealers for expenses incurred by the Selling Broker-Dealer or its registered representatives in connection with client seminars or similar prospecting activities conducted to promote sales of the Contract.
The following list sets forth the names of the top ten Selling Broker-Dealers that received additional compensation from the Company in 2020 in connection with the sale of its variable annuity contracts : OFG Financial Services, Inc., GWN Securities, Inc., Securities America Inc., Lincoln Investment PLNG, LLC, Cetera Advisor Networks, LLC, LPL Financial Corporation, PlanMember Securities Corporation, Royal Alliance Associates, Inc., Sagepoint Financial Inc., and ACA/Prudent Investors Plan Corp .
These additional compensation arrangements are not offered to all Selling Broker-Dealers and the terms of such arrangements and the payments made thereunder can differ substantially among Selling Broker-Dealers. The payments may be significant and may be calculated in different ways for different Selling Broker-Dealers. These arrangements are designed to specially encourage the sale of the Company’s products (and/or its affiliates’ products) by such Selling Broker-Dealers. The prospect of receiving, or the receipt of, additional compensation may provide Selling Broker-Dealers and/or their registered representatives with an incentive to favor sales of the Contract over other variable annuity contracts (or other investments) with respect to which a Selling Broker-Dealer does not receive additional compensation, or receives lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Contract. Ask your registered representative for further information about what he or she and the Selling Broker-Dealer for whom he or she works may receive in connection with your purchase of a Contract.
Legal Matters — Chris Swickard , Esq., Associate General Counsel of the Company, has passed upon legal matters in connection with the issue and sale of the Contract described in this Prospectus, the Company’s authority to issue the Contract under Kansas law, and the validity of the forms of the Contract under Kansas law.
Additional Information

Registration Statement — A Registration Statement of which this Prospectus is a part has been has been filed with the SEC relating to the offering described in this Prospectus. This Prospectus does not include all of the information included in the Registration Statement, certain portions of which, including the Statement of Additional Information, have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be obtained at the SEC’s principal office in Washington, DC, upon payment of any of the SEC’s prescribed fees and may also be obtained for free from the SEC’s web site ( http://www.sec.gov ). You may also obtain the Statement of Additional Information by writing the Company at One Security Benefit Place, Topeka, Kansas 66636 or by calling 1-800-888-2461. The Statement of Additional Information is also available online at https://dfinview.com/SecurityBenefit/TAHD/814121455?site=PSBL .
Financial Statements — You can find financial statements for Security Benefit Life Insurance Company and Subsidiaries and the Separate Account in the Statement of Additional Information, which is available online at https://dfinview.com/SecurityBenefit/TAHD/814121455?site=PSBL . To receive a copy of the Statement of Additional Information free of charge , call your investment professional or contact us at 1-800-888-2461.

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APPENDIX A

Underlying Funds Available Under the Contract

The following is a list of Underlying Funds available under the Contract. More information about the Underlying Funds is available in the prospectuses for the Underlying Funds, which may be amended from time to time and can be found online at https://dfinview.com/SecurityBenefit/TAHD/814121455?site=PSBL . You can also request this information at no cost by calling 1-800-888-2461 or by sending an email request to SBLProspectusRequests@securitybenefit.com.
The current expenses and performance information below reflect fees and expenses of the Underlying Funds, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Underlying Fund’s past performance is not necessarily an indication of future performance. Updated performance information is available online at https://securitybenefit.se2.com/#53&RID=11&prodID=19&prodCat=VA .
Investment Type	Portfolio Company Fund Adviser/Sub-Adviser	Current Expenses [1]	Average Annual Total Returns (as of 12/31/2020)
			1 Year	5 Year	10 Year
Large Cap Value	American Century Equity Income – Class A Adviser: American Century Investment Management, Inc.	1.17%	0.83%	9.90%	9.47%
Mid Cap Growth	American Century Heritage – Class A Adviser: American Century Investment Management, Inc.	1.26%	42.20%	17.84%	13.39%
International Equity	American Century International Growth – Class A Adviser: American Century Investment Management, Inc.	1.43%	25.28%	10.66%	7.50%
Large Cap Growth	American Century Select – Class A Adviser: American Century Investment Management, Inc.	1.24%	33.63%	18.75%	15.44%
Asset Allocation/ Lifestyle	American Century Strategic Allocation: Aggressive – Class A Adviser: American Century Investment Management, Inc.	1.57%	18.02%	11.19%	9.12%
Asset Allocation/ Lifestyle	American Century Strategic Allocation: Conservative – Class A Adviser: American Century Investment Management, Inc.	1.36%	13.09%	7.60%	6.38%
Asset Allocation/ Lifestyle	American Century Strategic Allocation: Moderate – Class A Adviser: American Century Investment Management, Inc.	1.49%	15.84%	9.67%	7.97%
Mid Cap Value	AMG River Road Mid Cap Value – Class N Adviser: AMG Funds LLC Sub-Adviser: River Road Asset Management LLC	1.12%	3.87%	6.20%	7.65%
Small Cap Value	Ariel ® Adviser: Ariel Investments, LLC	1.05%	10.02%	9.66%	10.04%
Large Cap Blend	BNY Mellon Appreciation – Investor Class Adviser: BNY Mellon Investment Adviser, Inc. Sub-Adviser: Fayez Sarofim & Co.	0.89%	24.01%	16.33%	12.47%
Large Cap Value	BNY Mellon Dynamic Value – Class A Adviser: BNY Mellon Investment Adviser, Inc.	0.97%	3.66%	9.78%	10.11%
Mid Cap Value	BNY Mellon Opportunistic Midcap Value – Class A Adviser: BNY Mellon Investment Adviser, Inc.	1.18%	18.81%	11.02%	9.99%
Large Cap Growth	Calamos ® Growth – Class A Adviser: Calamos Advisors LLC	1.35%	32.92%	15.24%	11.63%
Specialty	Calamos ® Growth and Income – Class A Adviser: Calamos Advisors LLC	1.08%	22.43%	13.09%	9.74%
High Yield Bond	Calamos ® High Income Opportunities – Class A Adviser: Calamos Advisors LLC	1.37%	4.78%	6.34%	4.85%

A-1

Investment Type	Portfolio Company Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2020)
			1 Year	5 Year	10 Year
Intermediate Term Bond	Federated Hermes Corporate Bond – Class A Adviser: Federated Investment Management Company	1.00%	8.80%	6.77%	5.43%
Large Cap Blend	Fidelity ® Advisor Dividend Growth – Class M Adviser: Fidelity Management & Research Company LLC Sub-adviser: FMR Investment Management (U.K.) Limited; Fidelity Management & Research (Hong Kong) Limited (FMR H.K); Fidelity Management & Research (Japan) Limited (FMR Japan)	1.05%	(2.03%)	8.26%	8.68%
International Equity	Fidelity ® Advisor International Capital Appreciation [2] – Class M Adviser: Fidelity Management & Research Company LLC Sub-adviser: FMR Investment Management (U.K.) Limited; Fidelity Management & Research (Hong Kong) Limited (FMR H.K); Fidelity Management & Research (Japan) Limited (FMR Japan); FIL Investment Advisors (FIA); FIL Investment Advisors (UK) Limited (FIA(UK)); FIL Investments (Japan) Limited (FIJ)	1.53%	27.46%	8.07%	8.63%
Specialty-Sector	Fidelity ® Advisor Real Estate – Class M Adviser: Fidelity Management & Research Company LLC Sub-adviser: FMR Investment Management (U.K.) Limited; Fidelity Management & Research (Hong Kong) Limited (FMR H.K); Fidelity Management & Research (Japan) Limited (FMR Japan)	1.31%	18.16%	4.24%	10.09%
Mid Cap Blend	Fidelity ® Advisor Stock Selector Mid Cap [2] – Class M Adviser: Fidelity Management & Research Company LLC Sub-adviser: FMR Investment Management (U.K.) Limited; Fidelity Management & Research (Hong Kong) Limited (FMR H.K); Fidelity Management & Research (Japan) Limited (FMR Japan)	1.38%	8.57%	10.93%	10.08%
Small Cap Blend	Fidelity ® Advisor Value Strategies – Class M Adviser: Fidelity Management & Research Company LLC Sub-adviser: FMR Investment Management (U.K.) Limited; Fidelity Management & Research (Hong Kong) Limited (FMR H.K); Fidelity Management & Research (Japan) Limited (FMR Japan)	1.25%	3.94%	8.46%	8.60%
Emerging Markets	Goldman Sachs Emerging Markets Equity – Service Class Adviser: Goldman Sachs Asset Management, L.P.	1.69%	30.26%	14.82%	5.42%
Government Bond	Goldman Sachs Government Income – Service Class Adviser: Goldman Sachs Asset Management, L.P.	1.27%	6.13%	2.83%	2.40%
Specialty	Guggenheim Alpha Opportunity – Class A Adviser: Security Investors, LLC	1.73%	0.18%	1.06%	5.58%
Intermediate Term Bond	Guggenheim Core Bond – Class A Adviser: Security Investors, LLC	0.85%	14.56%	6.11%	5.55%
High Yield Bond	Guggenheim High Yield – Class A Adviser: Security Investors, LLC	1.21%	4.99%	7.17%	5.77%
Large Cap Value	Guggenheim Large Cap Value – Class A Adviser: Security Investors, LLC	1.46%	2.57%	9.38%	8.87%
Mid Cap Value	Guggenheim SMid Cap Value – Class A Adviser: Security Investors, LLC	1.25%	3.56%	10.41%	8.17%

A-2

Investment Type	Portfolio Company Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2020)
			1 Year	5 Year	10 Year
Large Cap Blend	Guggenheim StylePlus Large Core – Class A Adviser: Security Investors, LLC	1.45%	17.70%	14.38%	12.11%
Mid Cap Growth	Guggenheim StylePlus Mid Growth – Class A Adviser: Security Investors, LLC	1.59%	31.66%	16.77%	13.14%
Global Equity	Guggenheim World Equity Income – Class A Adviser: Security Investors, LLC	1.48%	6.14%	8.10%	5.92%
Large Cap Growth	Invesco American Franchise – Class A Adviser: Invesco Advisers, Inc.	1.00%	42.18%	19.35%	15.03%
Large Cap Value	Invesco Comstock – Class A Adviser: Invesco Advisers, Inc.	0.84%	(0.79%)	8.66%	9.38%
Balanced/Asset Allocation	Invesco Equity and Income – Class A Adviser: Invesco Advisers, Inc.	0.80%	9.97%	8.72%	8.47%
Mid Cap Blend	Invesco Main Street Mid Cap – Class A Adviser: Invesco Advisers, Inc.	1.11%	9.13%	10.48%	10.03%
Small Cap Growth	Invesco Small Cap Growth [2] – Class A Adviser: Invesco Advisers, Inc.	1.15%	57.00%	19.81%	15.61%
Specialty-Sector	Invesco Technology – Class A Adviser: Invesco Advisers, Inc.	1.19%	45.97%	21.17%	15.18
Multi Cap Value	Invesco Value Opportunities – Class A Adviser: Invesco Advisers, Inc.	1.22%	5.48%	8.73%	8.12%
Money Market	Invesco V.I. Government Money Market – Series II Adviser: Invesco Advisers, Inc.	0.73%	0.21%	0.70%	0.36%
International Equity	Janus Henderson Overseas – Class S Adviser: Janus Capital Management, LLC	1.23%	16.25%	8.60%	(0.03%)
Large Cap Blend	Janus Henderson U.S. Managed Volatility – Class S Adviser: Janus Capital Management, LLC Sub-Adviser: Intech Investment Management LLC	1.05%	12.41%	11.46%	11.87%
Intermediate Term Bond	Neuberger Berman Core Bond – Class A Adviser: Neuberger Berman Investment Advisers LLC	0.83%	8.89%	3.45%	3.26%
Large Cap Value	Neuberger Berman Large Cap Value – Advisor Class Adviser: Neuberger Berman Investment Advisers LLC	1.19%	14.11%	14.98%	10.13%
Large Cap Blend	Neuberger Berman Sustainable Equity – Trust Class Adviser: Neuberger Berman Investment Advisers LLC	1.03%	19.21%	12.87%	11.53%
Large Cap Blend	PGIM Jennison 20/20 Focus – Class A Adviser: PGIM Investments LLC Sub-Adviser: Jennison Associates LLC	1.20%	30.33%	15.73%	12.42%
Small Cap Growth	PGIM Jennison Small Company [2] – Class A Adviser: PGIM Investments LLC Sub-Adviser: Jennison Associates LLC	1.18%	27.12%	13.81%	11.42%
Small Cap Value	PGIM QMA Small-Cap Value [2] – Class A Adviser: PGIM Investments LLC Sub-Adviser: QMA LLC	1.21%	(3.46%)	5.56%	N/A

A-3

Investment Type	Portfolio Company Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2020)
			1 Year	5 Year	10 Year
High Yield Bond	PIMCO High Yield – Class A Adviser: Pacific Investment Management Company LLC	1.23%	16.25%	8.60%	(0.03%)
International Bond	PIMCO International Bond (U.S. Dollar-Hedged) – Class R Adviser: Pacific Investment Management Company LLC	1.05%	12.41%	11.46%	11.87%
Small Cap Value	Royce Opportunity – Service Class Adviser: Royce & Associates, LP	1.54%	26.27%	15.20%	10.15%
Small Cap Blend	Royce Small-Cap Value – Service Class Adviser: Royce & Associates, LP	1.62%	(6.47%)	5.51%	4.14%
Balanced/Asset Allocation	T. Rowe Price Capital Appreciation – Advisor Class Adviser: T. Rowe Price Associates, Inc.	1.00%	17.80%	12.75%	11.90%
Large Cap Growth	T. Rowe Price Growth Stock – Class R Adviser: T. Rowe Price Associates, Inc.	1.17%	36.21%	18.54%	16.27%
Specialty-Sector	Victory RS Science and Technology – Class A Adviser: Adviser: Victory Capital Management Inc.	1.48%	55.51%	28.79%	18.55%
Mid Cap Value	Victory RS Value – Class A Adviser: Adviser: Victory Capital Management Inc.	1.37%	(8.18%)	6.98%	7.42%
Large Cap Growth	Wells Fargo Growth – Class A Adviser: Wells Fargo Funds Management, LLC Sub-Adviser: Wells Capital Management, Inc.	1.17%	48.91%	22.21%	17.12%
Large Cap Blend	Wells Fargo Large Cap Core – Class A Adviser: Wells Fargo Funds Management, LLC Sub-Adviser: Wells Capital Management, Inc.	1.22%	8.07%	10.94%	12.05%
Mid Cap Blend	Wells Fargo Opportunity – Class A Adviser: Wells Fargo Funds Management, LLC Sub-Adviser: Wells Capital Management, Inc.	1.21%	20.94%	14.59%	11.26%
Small Cap Value	Wells Fargo Small Company Value – Class A Adviser: Wells Fargo Funds Management, LLC Sub-Adviser: Wells Capital Management, Inc.	1.33%	2.00%	8.71%	8.44%
1 Certain Investment Portfolios and their investment advisers have entered into temporary expense reimbursement and/or fee waivers. Please see the Investment Portfolios’ prospectuses for additional information regarding these arrangements
2 This fund is no longer available for new transfers.

Optional Rider Investment Restrictions

There are no investment restrictions under the Contract. However, if you elected one of the optional riders listed in the table below, your Contract is impacted by investment allocations, as set forth below .
Rider	Investment Restriction	Investment Allocation Impact on Crediting Rate
Guaranteed Minimum Income Benefit at 5%	N/A
If you elect the Guaranteed Minimum Income Benefit at 5%, the Company will credit a maximum rate of 4% for amounts allocated to the Invesco V.I. Government Money Market Subaccount or the Fixed Account.

Guaranteed Growth Death Benefit	N/A
If you elect the Guaranteed Growth Death Benefit at 5%, 6% or 7%, the Company will credit a maximum rate of 4% for amounts allocated to the Invesco V.I. Government Money Market Subaccount or the Fixed Account.

A-4

The Statement of Additional Information (SAI) contains additional information about the Contract, us, and the Separate Account, including financial statements. The SAI is dated the same date as this Prospectus and the SAI is incorporated by reference into this Prospectus. You may request a free copy of the SAI or submit inquiries about the Contract by writing the Company at its Administrative Office, P.O. Box 750497, Topeka, KS 66675-0497, by calling 1-800-888-2461 or by visiting us online at https://dfinview.com/SecurityBenefit/TAHD/814121455?site=PSBL .
You may also obtain reports and other information about the Separate Account on the SEC’s website at www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov .

EDGAR Contract Identifier C000228726

SECUREDESIGNS® VARIABLE ANNUITY
May 1, 2021
SBL Variable Annuity Account XIV

Individual Flexible Purchase Payment
Deferred
  Variable Annuity Contract

Statement of Additional Information
Issued By: Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636-0001 1-800-888-2461	Mailing Address: Security Benefit Life Insurance Company P.O. Box 750497 Topeka, Kansas 66675-0497 www.securitybenefit.com

This Statement of Additional Information is not a prospectus ; it should be read in conjunction with the current Prospectus for the SecureDesigns Variable Annuity dated May 1, 2021, as it may be supplemented from time to time. A copy of the Prospectus may be obtained free of charge from the Company by calling 1‑800‑888‑2461 or by writing us at P.O. Box 750497, Topeka, Kansas 66675‑0497.
V6917A	32-69179-01 2021/05/01

2

General Information and History

The Company  — The Company is a life insurance company that offers life insurance policies and annuity contracts, as well as financial and retirement services. The Company is organized under the laws of the State of Kansas, and is admitted to do business in the District of Columbia and all states except for New York. It was originally organized as a fraternal benefit society and commenced business February 22, 1892. It became a mutual life insurance company under its present name on January 2, 1950, and converted to a stock life insurance company on July 31, 1998. The Company’s indirect parent, Eldridge Industries, LLC, owns, operates and invests in businesses across a wide range of sectors and is ultimately controlled by Todd L. Boehly.
The Separate Account  — The Company established the SBL Variable Annuity Account XIV as a separate account under Kansas law on June 26, 2000. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”).
Principal Underwriter  — The Company currently offers the Contract on a continuous basis. The Company anticipates continuing to offer the Contract but reserves the right to discontinue the offering. The Principal Underwriter for the Contracts is Security Distributors, LLC (“SDL”), located at One Security Benefit Place, Topeka, Kansas 66636‑0001. SDL, a wholly-owned subsidiary of the Company, is registered as a broker-dealer with the SEC and is a member of the Financial Industry Regulatory Authority (“FINRA”).

The Company pays commissions to Selling Broker-Dealers through SDL. During fiscal years 2020, 2019, and 2018, the amounts paid to SDL in connection with all Contracts sold through the Separate Account were $1,348,138, $2,274,574, and $2,435,279, respectively. SDL passes through commissions it receives to Selling Broker-Dealers for their sales and does not retain any portion of commissions it receives as principal underwriter for the Contract. However, the Company (or an affiliate) pays some or all of SDL’s operating and other expenses, including the following sales expenses: compensation and bonuses for SDL’s management team, compensation and benefits for SDL’s registered representatives, advertising expenses, and other expenses of distributing the Contract.
General Information  — For a description of the Flexible Purchase Payment Deferred Variable Annuity Contract (the “Contract”), Security Benefit Life Insurance Company (the “Company”), and the SBL Variable Annuity Account XIV (the “Separate Account”), see the Prospectus. This Statement of Additional Information contains information that supplements the information in the Prospectus. Defined terms used in this Statement of Additional Information have the same meaning as terms defined in the section entitled “Definitions” in the Prospectus.
Safekeeping of Assets — The Company is responsible for the safekeeping of the assets of the Subaccounts. These assets, which consist of shares of the Underlying Funds in non‑certificated form, are held separate and apart from the assets of the Company’s General Account and its other separate accounts.
Non-Principal Risks of Investing in the Contract

All non-principal risks of purchasing a Contract are disclosed in the Prospectus in their related subject matter sections.
Arrangements with Entities Associated with the NEA

The NEA Retirement Program provides investment products, including the Contract, in connection with retirement plans sponsored by school districts and other employers of NEA members and individual retirement accounts established by NEA members (“NEA Retirement products”). The Contract is made available under the NEA Retirement Program pursuant to an agreement between the Company and NEA’s Member Benefits Corporation (“MBC”), a wholly-owned subsidiary of The National Education Association of the United States (the “NEA”). The Contract may be offered in certain school districts pursuant to arrangements between the Company (and certain of its affiliates) and entities associated with the NEA. Neither the NEA nor MBC is a party to these arrangements.

The Company and its affiliates also made contributions to foundations related to NEA or its affiliates, including the NEA Foundation and the Education Minnesota Foundation, in connection with charitable golf tournaments and other

3

charitable events in 2020 in excess of $11, 500 . You may wish to take into account these arrangements, including any fees paid, when considering and evaluating any communications relating to the Contract.
Custodian

The Company acts as custodian of the Separate Account. We have custody of all assets and cash of the Separate Account and handle the collection of proceeds of shares of the Underlying Funds bought and sold by the Separate Account.
Method of Deducting the Excess Charge

The minimum mortality and expense risk charge of 0.60%, and the administration charge of 0.15%, on an annual basis, of each Subaccount’s average daily net assets, are factored into the accumulation unit value or “price” of each Subaccount on each Valuation Date. The Company deducts any mortality and expense risk charge above the minimum charge and the charge for any optional riders (the “Excess Charge”) on a monthly basis.

Each Subaccount declares a monthly subaccount adjustment and the Company deducts the Excess Charge from this monthly subaccount adjustment upon its reinvestment in the Subaccount. The Excess Charge is a percentage of your Contract Value allocated to the Subaccount as of the reinvestment date. The monthly subaccount adjustment is paid only for the purpose of collecting the Excess Charge. Assuming that you owe a charge above the minimum mortality and expense risk charge and the administration charge, your Contract Value will be reduced in the amount of your Excess Charge upon reinvestment of the Subaccount’s monthly subaccount adjustment. The Company reserves the right to compute and deduct the Excess Charge from each Subaccount on each Valuation Date.

The Company will declare a monthly subaccount adjustment for each Subaccount on one Valuation Date of each calendar month (“Record Date”). The Company will pay the monthly subaccount adjustment on a subsequent Valuation Date (“Reinvestment Date”) within five Valuation Dates of the Record Date. Such subaccount adjustment will be declared as a dollar amount per Accumulation Unit.

For each Subaccount, any Owner as of the Record Date will receive on the Reinvestment Date a net dividend equal to:
1.	the amount of subaccount adjustment per Accumulation Unit; times
2.	the number of Accumulation Units allocated to the Subaccount as of the Record Date; less
3.	the amount of the Excess Charge for that Subaccount; provided that the Company will not deduct any Excess Charge from the first subaccount adjustment following the Contract Date.
The net monthly subaccount adjustment will be reinvested on the Reinvestment Date at the Accumulation Unit Value determined as of the close of that date in Accumulation Units of the Subaccount.

An example of this process is as follows. Assuming Contract Value of $50,000 allocated to the Guggenheim VIF StylePlus Large Core Subaccount and no Riders, the Excess Charge would be computed as follows:
Mortality and Expense Risk Charge		0.70%
Plus: Optional Rider Charge	+	N/A
Less: Minimum Charge	-	0.60%
Excess Charge on an Annual Basis		0.10%

Further assuming 5,000 Accumulation Units with an Accumulation Unit Value of $10 per unit on December 30 and a gross subaccount adjustment of $0.025 per unit declared on December 31 (Record Date), the net subaccount adjustment amount would be as follows:

4

Accumulation Unit Value as of Valuation Date before Record Date		$10.00
Accumulation Unit Value as of Reinvestment Date		$ 9.975
Gross Subaccount Adjustment Per Unit		$ 0.025
Less: Excess Charge Per Unit	-	$ 0.00085
Net Subaccount Adjustment Per Unit		$ 0.02415
Times: Number of Accumulation Units	x	5,000
Net Dividend Amount		$ 120.75

The net monthly subaccount adjustment amount would be reinvested on the Reinvestment Date in Accumulation Units of the Guggenheim VIF StylePlus Large Core Subaccount, as follows: $0.02415 (net monthly subaccount adjustment per unit) divided by $9.975 (Accumulation Unit value as of the Reinvestment Date) times 5,000 Units equals 12.105 Accumulation Units. On the Reinvestment Date, 12.105 Accumulation Units are added to Contract Value for a total of 5,012.105 Accumulation Units after the monthly subaccount adjustment reinvestment. Contract Value on the Reinvestment Date is equal to 5,012.105 Accumulation Units times $9.975 (Accumulation Unit Value as of the Reinvestment Date) for a Contract Value of $49,995.75 after the monthly subaccount adjustment reinvestment.

After the Annuity Start Date, the Company will deduct an annual mortality and expense risk charge of 1.25% under Annuity Options 1 through 4, 7 and 8. This charge is factored into the annuity unit values on each Valuation Date. Monthly subaccount adjustments are payable after the Annuity Start Date only with respect to Annuity Options 5 and 6.
Limits on Purchase Payments Paid Under Tax‑Qualified Retirement Plans

Section 403(b) — Contributions to 403(b) annuities are excludable from an employee’s gross income if they do not exceed the limits under Sections 402(g) and 415 of the Code. The applicable limit will depend upon whether the annuities are purchased with employer or employee contributions. Rollover contributions are not subject to these annual limits.

Section 402(g) generally limits an employee’s annual elective salary reduction contributions to a 403(b) annuity and any 401(k) arrangement to $19,500 for tax year 2021 . The $19,500 limit may be adjusted for inflation in $500 increments for future tax years. If an individual is age 50 or over, catch up contributions equal to $6,500 can be made to a 403(b) annuity during the 2021 tax year. The $6,500 limit may be adjusted for inflation in $500 increments for future tax years.

The contribution limits will be reduced by salary reduction contributions to other 403(b) or 401(k) arrangements. An employee under a 403(b) annuity with at least 15 years of service for a “qualified employer” (i.e., an educational organization, hospital, home health service agency, health and welfare service agency, church or convention or association of churches) generally may exceed the annual limit by the lesser of (a) $3,000; (b) the excess of $15,000 reduced by the sum of the additional pre-tax elective contributions and designated Roth contributions made in prior years because of this rule; or (c) $5,000 times the number of years of service for the organization, minus the total elective deferrals made for earlier years.

Section 415(c) also provides an overall limit on the amount of employer and employee elective salary reduction contributions to a Section 403(b) annuity that will be excludable from an employee’s gross income in a given year. Generally the Section 415(c) limit for 2021 is the lesser of (i) $ 58 ,000, or (ii) 100% of the employee’s annual compensation.
Roth 403(b) — Elective contributions to a Roth 403(b) arrangement are not excludible from the taxable income of the employee. However, income earned on these contributions is free from federal income tax if distributed in a “qualifying distribution.” Roth 403(b) contributions are subject to the same contribution limits that apply to traditional 403(b) elective contributions--$19,500 in 2021 with a $6,500 limit on catch up contributions on or after age 50, and a special additional limit of up to $3,000 (limits will be updated) for employees who have at least 15 years of service with a “qualified employer.” Furthermore, contributions made to a Roth 403(b) and a traditional 403(b) are aggregated for the purpose of these limits. For example, if an individual who is only eligible for the $19,500 elective contribution limit makes $9, 500 in contributions to a Roth annuity contract, the individual can only make $10,000 in contributions to a traditional 403(b) contract in the same year.

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Sections 408 and 408A — Premiums (other than rollover contributions) paid under a Contract used in connection with a traditional or Roth individual retirement annuity (IRA) that is described in Section 408 or Section 408A of the Internal Revenue Code are subject to the limits on contributions to IRAs under Section 219(b) of the Internal Revenue Code. Under Section 219(b) of the Code, contributions (other than rollover contributions) to an IRA are limited to the lesser of (i) $6,000 (for 2021) or (ii) 100% of the individual’s taxable compensation.

If an individual is age 50 or over, the individual may make an additional catch up contribution to a traditional or Roth IRA of $1,000 for each tax year.

Spousal IRAs allow an Owner and his or her spouse to each contribute up to the applicable dollar amount to their respective IRAs so long as a joint tax return is filed and joint income is $6,000 or more. The maximum amount the higher compensated spouse may contribute for the year is the lesser of (i) $6,000 (for 2021 ) or (ii) 100% of that spouse’s compensation. The maximum the lower compensated spouse may contribute is the lesser of (i) $6,000 for 2021 ) or (ii) 100% of that spouse’s compensation plus the amount by which the higher compensated spouse’s compensation exceeds the amount the higher compensated spouse contributes to his or her IRA. The extent to which an Owner may deduct contributions to a traditional IRA depends on the gross income of the Owner and his or her spouse for the year and whether either is an “active participant” in an employer-sponsored retirement plan.

Premiums under a Contract used in connection with a simplified employee pension plan described in Section 408 of the Internal Revenue Code are subject to limits under Section 402(h) of the Internal Revenue Code. Section 402(h) currently limits employer contributions and salary reduction contributions (if permitted) under a simplified employee pension plan to the lesser of (a) 25% of the compensation of the participant in the Plan, or (b)  $58,000 (for 2021). Salary reduction contributions, if any, are subject to additional annual limits.
Performance Information

Performance information for the Subaccounts of the Separate Account, including the yield and effective yield of the Invesco V.I. Government Money Market Subaccount, and the average annual total return and total return of all Subaccounts, may appear in advertisements, reports, and promotional literature provided to current or prospective Owners.

Quotations of yield for the Invesco V.I. Government Money Market Subaccount will be based on the change in the value, exclusive of capital changes and income other than investment income, of a hypothetical investment in a Contract over a particular seven day period, less a hypothetical charge reflecting deductions from the Contract during the period (the “base period”) and stated as a percentage of the investment at the start of the base period (the “base period return”). The base period return is then annualized based on the formula provided below with the resulting yield figure carried to at least the nearest one hundredth of one percent. Any quotations of effective yield for the Invesco V.I. Government Money Market Subaccount assume that all monthly subaccount adjustments received during an annual period have been reinvested. Calculation of “effective yield” begins with the same “base period return” used in the yield calculation, which is then annualized to reflect weekly compounding pursuant to the following formula:
Effective Yield = [(Base Period Return + 1)365/7] - 1
Quotations of average annual total return for any Subaccount will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Contract over a period of one, five and ten years (or, if less, up to the life of the Subaccount), calculated pursuant to the following formula: P(1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period).

Average annual total return figures (referred to as “Standardized Total Return”) are calculated from the inception date of the Subaccounts under the Contract, and reflect the deduction of the following charges: (1) maximum mortality and expense risk and optional Rider charges of 2.85%; (2) the administration charge of 0.15%; (3) the account administration charge of $30; and (4) the contingent deferred sales charge.

Other total return figures (referred to as “Non‑Standardized Total Return”) may be quoted that do not assume a surrender and that do not reflect deduction of the contingent deferred sales charge and account administration charge of $30; provided that such figures do not reflect the addition of any Credit Enhancement. The contingent deferred sales charge and account administration charge if reflected would lower the Non‑Standardized Total Return. Total

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return figures that do not reflect deduction of all charges will be accompanied by Standardized Total Return figures that reflect such charges and which date from the Separate Account inception date.

 Total return figures may also be shown for periods beginning prior to the availability of the Contract. Such total return figures are based upon the performance of the Underlying Funds, adjusted to reflect the maximum charges imposed under the Contract. Any quotation of performance that pre-dates the date of inception of the Separate Account (or a Subaccount thereof as applicable) will be accompanied by Standardized Total Return figures that reflect the deduction of the applicable contingent deferred sales charge and other fees and charges since the date of inception of the Separate Account or Subaccount.

Total return figures also may be quoted that assume the Owner has purchased an Extra Credit Rider and, as such, will reflect any applicable Credit Enhancements; however, such total return figures will also reflect the deduction of all applicable charges, including any contingent deferred sales charge and any account administration charge.

Quotations of total return for any Subaccount will be based on a hypothetical investment in a Subaccount over a certain period and will be computed by subtracting the initial value of the investment from the ending value and dividing the remainder by the initial value of the investment. Such quotations of total return will reflect the deduction of all applicable charges to the Contract and the Separate Account (on an annual basis) except the applicable contingent deferred sales charge.

Performance information for any Subaccount reflects only the performance of a hypothetical Contract under which Contract Value is allocated to a Subaccount during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the Underlying Fund in which the Subaccount invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. Yields and total returns do not reflect any advisory fees paid to financial intermediaries from your Contract Value or other assets. If such charges were reflected, performance would be lower.
Mixed and Shared Funding Conflicts

Because the Underlying Funds may serve as investment vehicles for both variable life insurance policies and variable annuity contracts (“mixed funding”) and shares of the Underlying Funds also may be sold to separate accounts of other insurance companies (“shared funding”), material conflicts could occur. The Company currently does not foresee any disadvantages to Owners arising from either mixed or shared funding; however, due to differences in tax treatment or other considerations, it is possible that the interests of Owners of various contracts for which the Underlying Funds serve as investment vehicles might at some time be in conflict. However, the Company, each Underlying Fund’s Board of Directors, and any other insurance companies that participate in the Underlying Funds are required to monitor events in order to identify any material conflicts that arise from mixed and/or shared funding. If such a conflict were to occur, the Company would take steps necessary to protect Owners including withdrawal of the Separate Account from participation in the Underlying Fund(s) involved in the conflict. This might force the Underlying Fund to sell securities at disadvantageous prices.
Independent Registered Public Accounting Firm

The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries at December 31, 2020 and 2019, and for each of the three years in the period ended December 31, 2020, and the financial statements of SBL Variable Annuity Account XIV at December 31, 2020 , and for each of the specified periods ended December 31, 2020 and 2019 , or for such portions of such periods as disclosed in the financial statements appearing in this Statement of Additional Information have been audited by Ernst  & Young   LLP, 1200 Main Street, Suite 2500, Kansas City, Missouri, 64105, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.
Financial Statements

The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries at December 31, 2020 and 2019, and for each of the three years in the period ended December 31, 2020, and the financial statements of SBL Variable Annuity Account XIV at December 31, 2020 , and for each of the specified

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periods ended December 31, 2020 and 2019, or for such portions of such periods as disclosed in the financial statements, are set forth herein, following this section.

The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries, which are included in this Statement of Additional Information, should be considered only as bearing on the ability of the Company to meet its obligations under the Contract . They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

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NEA VALUEBUILDER VARIABLE ANNUITY
May 1, 2021
SBL Variable Annuity Account XIV

Individual Flexible Purchase Payment
Deferred Variable Annuity Contract

Statement of Additional Information
Issued By: Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636-0001 1-800-888-2461 www.securitybenefit.com	Mailing Address: Security Benefit Life Insurance Company P.O. Box 750497 Topeka, Kansas 66675-0497

This Statement of Additional Information is not a prospectus ; it should be read in conjunction with the current Prospectus for the NEA Valuebuilder Variable Annuity dated May 1, 2021, as it may be supplemented from time to time. A copy of the Prospectus may be obtained free of charge from the Company by calling 1‑800‑NEA‑VALU or by writing us at P.O. Box 750497, Topeka, Kansas 66675‑0497.

NEA 191A	28-01910-01 2021/05/01

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General Information and History

The Company  — The Company is a life insurance company that offers life insurance policies and annuity contracts, as well as financial and retirement services. The Company is organized under the laws of the State of Kansas, and is admitted to do business in the District of Columbia and all states except for New York. It was originally organized as a fraternal benefit society and commenced business February 22, 1892. It became a mutual life insurance company under its present name on January 2, 1950, and converted to a stock life insurance company on July 31, 1998. The Company’s indirect parent, Eldridge Industries, LLC, owns, operates and invests in businesses across a wide range of sectors and is ultimately controlled by Todd L. Boehly.
The Separate Account  — The Company established the SBL Variable Annuity Account XIV as a separate account under Kansas law on June 26, 2000. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”).
Principal Underwriter  — The Company currently offers the Contract on a continuous basis. The Company anticipates continuing to offer the Contract but reserves the right to discontinue the offering. The Principal Underwriter for the Contracts is Security Distributors, LLC (“SDL”), located at One Security Benefit Place, Topeka, Kansas 66636‑0001. SDL, a wholly-owned subsidiary of the Company, is registered as a broker-dealer with the SEC and is a member of the Financial Industry Regulatory Authority (“FINRA”).

The Company pays commissions to Selling Broker-Dealers through SDL. During fiscal years 2020, 2019 and 2018, the amounts paid to SDL in connection with all Contracts sold through the Separate Account were $1,348,138, $2,274,574, and $2,435,279, respectively. SDL passes through commissions it receives to Selling Broker-Dealers for their sales and does not retain any portion of commissions it receives as principal underwriter for the Contract. However, the Company (or an affiliate) pays some or all of SDL’s operating and other expenses, including the following sales expenses: compensation and bonuses for SDL’s management team, compensation and benefits for SDL’s registered representatives, advertising expenses, and other expenses of distributing the Contract.
General Information  — For a description of the Contract, the Company, and the Separate Account, see the Prospectus. This Statement of Additional Information contains information that supplements the information in the Prospectus. Defined terms used in this Statement of Additional Information have the same meaning as terms defined in the section entitled “Definitions” in the Prospectus.
Safekeeping of Assets — The Company is responsible for the safekeeping of the assets of the Subaccounts. These assets, which consist of shares of the Underlying Funds in non‑certificated form, are held separate and apart from the assets of the Company’s General Account and its other separate accounts.
Non-Principal Risks of Investing in the Contract

All non-principal risks of purchasing the Contract are disclosed in the Prospectus in their related subject matter sections.
Arrangements with Entities Associated with the NEA

The NEA Retirement Program provides investment products, including the Contract, in connection with retirement plans sponsored by school districts and other employers of NEA members and individual retirement accounts established by NEA members (“NEA Retirement products”). The Contract is made available under the NEA Retirement Program pursuant to an agreement between the Company and NEA’s Member Benefits Corporation (“MBC”), a wholly-owned subsidiary of The National Education Association of the United States (the “NEA”). The Contract may be offered in certain school districts pursuant to arrangements between the Company (and certain of its affiliates) and entities associated with the NEA. Neither the NEA nor MBC is a party to these arrangements.

The Company and its affiliates also made contributions to foundations related to NEA or its affiliates, including the NEA Foundation and the Education Minnesota Foundation, in connection with charitable golf tournaments and other charitable events in 2020 in excess of $ 11,500 . You may wish to take into account these arrangements, including any fees paid, when considering and evaluating any communications relating to the Contract.

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Additional Payments to Service Providers

Additional Payments Paid to Selling Broker-Dealers  — The Company pays additional compensation to selected Selling Broker-Dealers. These payments include: (1) trail commissions or persistency payments, which are periodic payments based on contract values of the Company’s variable insurance contracts (including Contract Values of the Contract) or other persistency standards; (2) preferred status fees (which may be in the form of a higher percentage of ordinary commission) paid to obtain preferred treatment of the Contract in Selling Broker-Dealers’ marketing programs, including enhanced marketing services and increased access to their registered representatives; (3) one-time bonus payments for their participation in sales promotions with regard to the Contract; (4) periodic bonus payments calculated as a percentage of the average contract value of the Company’s variable insurance contracts (including the Contract) sold by the Selling Broker-Dealer during the calendar year of payment; (5) sponsorship of or reimbursement of industry conference fees paid to help defray the costs of sales conferences and educational seminars put on by the Selling Broker-Dealers; and (6) reimbursement of Selling Broker-Dealers for expenses incurred by the Selling Broker-Dealer or its registered representatives in connection with client seminars or similar prospecting activities conducted to promote sales of the Contract.
Custodian

The Company acts as custodian of the Separate Account. We have custody of all assets and cash of the Separate Account and handle the collection of proceeds of shares of the Underlying Funds bought and sold by the Separate Account.
Method of Deducting the Excess Charge

The minimum mortality and expense risk charge of 0.75%, and the administration charge of 0.15%, on an annual basis, of each Subaccount’s average daily net assets, are factored into the accumulation unit value or “price” of each Subaccount on each Valuation Date. The Company deducts any mortality and expense risk charge above the minimum charge, and the charge for any optional riders (the “Excess Charge”) on a monthly basis.

Each Subaccount declares a monthly subaccount adjustment and the Company deducts the Excess Charge from this monthly subaccount adjustment upon its reinvestment in the Subaccount. The Excess Charge is a percentage of your Contract Value allocated to the Subaccount as of the reinvestment date. The monthly subaccount adjustment is paid only for the purpose of collecting the Excess Charge. Assuming that you owe a charge above the minimum mortality and expense risk charge and the administration charge, your Contract Value will be reduced in the amount of your Excess Charge upon reinvestment of the Subaccount’s monthly subaccount adjustment. The Company reserves the right to compute and deduct the Excess Charge from each Subaccount on each Valuation Date.

The Company will declare a subaccount adjustment for each Subaccount on one Valuation Date of each calendar month (“Record Date”). The Company will pay the subaccount adjustment on a subsequent Valuation Date (“Reinvestment Date”) within five Valuation Dates of the Record Date. Such subaccount adjustment will be declared as a dollar amount per Accumulation Unit.
For each Subaccount, any Owner as of the Record Date will receive on the Reinvestment Date a net subaccount adjustment equal to:
1.	the amount of subaccount adjustment per Accumulation Unit; times
2.	the number of Accumulation Units allocated to the Subaccount as of the Record Date; less
3.	the amount of the Excess Charge for that Subaccount; provided that the Company will not deduct any Excess Charge from the first subaccount adjustment following the Contract Date.
The net subaccount adjustment will be reinvested on the Reinvestment Date at the Accumulation Unit Value determined as of the close of that date in Accumulation Units of the Subaccount.

An example of this process is as follows. Assuming Contract Value of $50,000 allocated to the Guggenheim StylePlus Large Core Subaccount and one rider with a charge of 0.10%, the Excess Charge would be computed as follows:

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Mortality and Expense Risk Charge		0.75%
Plus: Optional Rider Charge	+	0.10%
Less: Minimum Charge	-	0.75%
Excess Charge on an Annual Basis		0.10%

Further assuming 5,000 Accumulation Units with an Accumulation Unit Value of $10 per unit on December 30 and a gross subaccount adjustment of $0.025 per unit declared on December 31 (Record Date), the net subaccount adjustment amount would be as follows:
Accumulation Unit Value as of Valuation Date before Record Date		$10.00
Accumulation Unit Value as of Reinvestment Date		$ 9.975
Gross Subaccount adjustment Per Unit		$ 0.025
Less: Excess Charge Per Unit	-	$ 0.00085
Net Subaccount adjustment Per Unit		$ 0.02415
Times: Number of Accumulation Units	X	5,000
Net Subaccount adjustment Amount		$ 120.75

The net subaccount adjustment amount would be reinvested on the Reinvestment Date in Accumulation Units of the Guggenheim StylePlus Large Core Subaccount, as follows: $0.02415 (net subaccount adjustment per unit) divided by $9.975 (Accumulation Unit value as of the Reinvestment Date) times 5,000 Units equals 12.105 Accumulation Units. On the Reinvestment Date, 12.105 Accumulation Units are added to Contract Value for a total of 5,012.105 Accumulation Units after the subaccount adjustment reinvestment. Contract Value on the Reinvestment Date is equal to 5,012.105 Accumulation Units times $9.975 (Accumulation Unit Value as of the Reinvestment Date) for a Contract Value of $49,995.75 after the subaccount adjustment reinvestment.

After the Annuity Start Date, the Company will deduct a mortality and expense risk charge of 1.25% under Annuity Options 1 through 4, 7 and 8. This charge is factored into the annuity unit values on each Valuation Date. Monthly subaccount adjustments are payable after the Annuity Start Date only with respect to Annuity Options 5 and 6.
Limits on Purchase Payments Paid Under Tax‑Qualified Retirement Plans

Section 403(b) — Contributions to 403(b) annuities are excludable from an employee’s gross income if they do not exceed the limits under Sections 402(g), and 415 of the Code. The applicable limit will depend upon whether the annuities are purchased with employer or employee contributions. Rollover contributions are not subject to these annual limits.

Section 402(g) generally limits an employee’s annual elective salary reduction contributions to a 403(b) annuity and any 401(k) arrangement to $19,500 for the 2021 tax year. The $19,500 limit may be adjusted for inflation in $500 increments for future tax years. If an individual is age 50 or over, catch up contributions equal to $6,500 can be made to a 403(b) annuity during the 2021 tax year. The $6,500 limit may also be adjusted for inflation in $500 increments for future tax years.

The contribution limits will be reduced by salary reduction contributions to other 403(b) or 401(k) arrangements. An employee under a 403(b) annuity with at least 15 years of service for a “qualified employer” (i.e., an educational organization, hospital, home health service agency, health and welfare service agency, church or convention or association of churches) generally may exceed the annual limit by the lesser of (a) $3,000 (b) the excess of $15,000 reduced by the sum of the additional pre-tax elective contributions and designed Roth contributions made in prior years because of this rule: or (c) $5,000 times the number of years of service for the organization, minus the total elective deferrals made for earlier years.

Section 415(c) also provides an overall limit on the amount of employer and employee elective salary reduction contributions to a Section 403(b) annuity that will be excludable from an employee’s gross income in a given year. Generally the Section 415(c) limit for 2021 is the lesser of (i) $ 58 ,000, or (ii) 100% of the employee’s annual compensation.

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Roth 403(b) — Elective contributions to a Roth 403(b) arrangement are not excludible from the taxable income of the employee. However, income earned on these contributions is free from federal income tax if distributed in a “qualifying distribution.” Roth 403(b) contributions are subject to the same contribution limits that apply to traditional 403(b) elective contributions—$19,500 in 2020 with a $6,500 limit on catch up contributions on or after age 50, and a special additional limit of up to $3,000 (limits will be updated) for employees who have at least 15 years of service with a “qualified employer.” Furthermore, contributions made to a Roth 403(b) and a traditional 403(b) are aggregated for the purpose of these limits. For example, if an individual who is only eligible for the $19,500 elective contribution limit makes $9, 500 in contributions to a Roth annuity contract, the individual can only make $10,000 in contributions to a traditional 403(b) contract in the same year.
Sections 408 and 408A — Premiums (other than rollover contributions) paid under a Contract used in connec-tion with a traditional or Roth individual retirement annuity (IRA) that is described in Section 408 or Section 408A of the Internal Revenue Code are subject to the limits on contributions to IRAs under Section 219(b) of the Internal Revenue Code. Under Section 219(b) of the Code, contributions (other than rollover contributions) to an IRA are limited to the lesser of 100% of the individual’s taxable compensation or $6,000 (for 2020).
If an individual is age 50 or over, the individual may make an additional catch up contribution to a traditional or Roth IRA of $1,000 for each tax year.

Spousal IRAs allow an Owner and his or her spouse to each contribute up to the applicable dollar amount to their respective IRAs so long as a joint tax return is filed and joint income is $6,000 or more. The maximum amount the higher compensated spouse may contribute for the year is the lesser of (i) $6,000 (for 2021 ) or (ii) 100% of that spouse’s compensation. The maximum the lower compensated spouse may contribute is the lesser of (i) $6,000 (for 2021 ) or (ii) 100% of that spouse’s compensation plus the amount by which the higher compensated spouse’s compensation exceeds the amount the higher compensated spouse contributes to his or her IRA. The extent to which an Owner may deduct contributions to a traditional IRA depends on the gross income of the Owner and his or her spouse for the year and whether either is an “active participant” in an employer-sponsored retirement plan.

Premiums under a Contract used in connection with a simplified employee pension plan described in Section 408 of the Internal Revenue Code are subject to limits under Section 402(h) of the Internal Revenue Code. Section 402(h) currently limits employer contributions and salary reduction contributions (if permitted) under a simplified employee pension plan to the lesser of (a) 25% of the compensation of the participant in the Plan, or (b) $56,000 (for 2020). Salary reduction contributions, if any, are subject to additional annual limits.
Performance Information

Performance information for the Subaccounts of the Separate Account, including the yield and effective yield of the Invesco V.I. Government Money Market and the average annual total return and total return of all Subaccounts, may appear in advertisements, reports, and promotional literature provided to current or prospective Owners.

Quotations of yield for the Invesco V.I. Government Money Market Subaccount will be based on the change in the value, exclusive of capital changes and income other than investment income, of a hypothetical investment in a Contract over a particular seven day period, less a hypothetical charge reflecting deductions from the Contract during the period (the “base period”) and stated as a percentage of the investment at the start of the base period (the “base period return”). The base period return is then annualized based on the formula provided below, with the resulting yield figure carried to at least the nearest one hundredth of one percent. Any quotations of effective yield for the Invesco V.I. Government Money Market Subaccount assume that all dividends received during an annual period have been reinvested. Calculation of “effective yield” begins with the same “base period return” used in the yield calculation, which is then annualized to reflect weekly compounding pursuant to the following formula:
Effective Yield = [(Base Period Return + 1)365/7] – 1
Quotations of average annual total return for any Subaccount will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Contract over a period of one, five and ten years (or, if less, up to the life of the Subaccount), calculated pursuant to the following formula: P(1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period).

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Average annual total return figures (referred to as “Standardized Total Return”) are calculated from the inception date of the Subaccounts under the Contract, and reflect the deduction of the maximum mortality and expense risk and optional rider charges of 2.45%, the administration charge of 0.15%, the account administration charge of $30, and the contingent deferred sales charge.

Other total return figures (referred to as “Non‑Standardized Total Return”) may be quoted that do not assume a surrender and do not reflect deduction of the contingent deferred sales charge and account administration charge of $30; provided that such figures do not reflect the addition of any Credit Enhancement. The contingent deferred sales charge and account administration charge if reflected would lower the Non-Standardized Total Return. Total return figures that do not reflect deduction of all charges will be accompanied by Standardized Total Return figures that reflect such charges and which date from the Separate Account inception date.

Total return figures may also be shown for periods beginning prior to the availability of the Contract. Such total return figures are based upon the performance of the Underlying Funds, adjusted to reflect the maximum charges imposed under the Contract. Any quotation of performance that pre-dates the date of inception of the Separate Account (or a Subaccount thereof as applicable) will be accompanied by Standardized Total Return figures that reflect the deduction of the applicable contingent deferred sales charge and other fees and charges since the date of inception of the Separate Account or Subaccount.

Total return figures also may be quoted that assume the Owner has purchased an Extra Credit Rider and, as such, will reflect any applicable Credit Enhancements; however, such total return figures will also reflect the deduction of all applicable charges, including any contingent deferred sales charge and any account administration charge.

Quotations of total return for any Subaccount will be based on a hypothetical investment in a Subaccount over a certain period and will be computed by subtracting the initial value of the investment from the ending value and dividing the remainder by the initial value of the investment. Such quotations of total return will reflect the deduction of all applicable charges to the Contract and the Separate Account (on an annual basis) except the applicable contingent deferred sales charge.

Performance information for any Subaccount reflects only the performance of a hypothetical Contract under which Contract Value is allocated to a Subaccount during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the Underlying Fund in which the Subaccount invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. Yields and total returns do not reflect any advisory fees paid to financial intermediaries from your Contract Value or other assets. If such charges were reflected, performance would be lower.
Independent Registered Public Accounting Firm

The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries at December 31, 2020 and 2019 , and for each of the three years in the period ended December 31, 2020, and the financial state-ments of SBL Variable Annuity Account XIV at December 31, 2020, and for each of the specified periods ended December 31, 2020 and   2019, or for such portions of such periods as disclosed in the financial statements appearing in this Statement of   Additional Information have been audited by Ernst & Young LLP, 1200 Main Street Suite 2500, Kansas City, Missouri, 64105, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.
Financial Statements

The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries at December 31, 2020 and 2019, and for each of the three years in the period ended December 31, 2020, and the financial state-ments of SBL Variable Annuity Account XIV at December 31, 2020, and for each of the specified periods ended December 31, 2020 and 2019, or for such portions of such periods as disclosed in the financial statements, are set forth herein , following this section.

The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries, which are included in this Statement of Additional Information, should be considered only as bearing on the ability of

7

the Company to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

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SECURITY BENEFIT ADVISOR VARIABLE ANNUITY
May 1, 2021
SBL Variable Annuity Account XIV
Individual Flexible Purchase Payment
Deferred Variable Annuity Contract
Statement of Additional Information
Issued By: Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636-0001 1-800-888-2461 www.securitybenefit.com	Mailing Address: Security Benefit Life Insurance Company P.O. Box 750497 Topeka, Kansas 66675-0497

This Statement of Additional Information is not a prospectus ; it should be read in conjunction with the current Prospectus for the Security Benefit Advisor Variable Annuity dated May   1, 2021, as it may be supplemented from time to time. A copy of the Prospectus may be obtained free of charge from the Company by calling 1‑800‑888-2461 or by writing P.O. Box 750497, Topeka, Kansas 66675‑0497.
6919A 32-69197-01	2021/05/01

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General Information and History

The Company  — Security Benefit Life Insurance Company is a life insurance company organized under the laws of the State of Kansas. It was organized originally as a fraternal benefit society and commenced business February 22, 1892. It became a mutual life insurance company under its present name on January 2, 1950, and converted to a stock life insurance company on July 31, 1998. The Company’s indirect parent, Eldridge Industries, LLC, owns, operates and invests in businesses across a wide range of sectors and is ultimately controlled by Todd L. Boehly.
The Separate Account  — The Company established the SBL Variable Annuity Account XIV   as a Separate Account under Kansas law on June 26, 2000. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”).
Principal Underwriter  — The Company currently offers the Contract on a continuous basis. The Company anticipates continuing to offer the Contract but reserves the right to discontinue the offering. The Principal Underwriter for the Contract is Security Distributors, LLC (“SDL”), located at One Security Benefit Place, Topeka, Kansas 66636‑0001. SDL, a wholly-owned subsidiary of Security Benefit Life Insurance Company, an affiliate of the Company, is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority (“FINRA”).
The Company pays commissions to Selling Broker-Dealers through SDL. During fiscal years 2020, 2019, and 2018, the amounts paid to SDL in connection with all contracts sold through the Separate Account were $1,348,138, $2,274,574, and $2,435,279, respectively. SDL passes through commissions it receives to Selling Broker-Dealers for their sales and does not retain any portion of commissions it receives as principal underwriter for the Contract. However, the Company (or an affiliate) pays some or all of SDL’s operating and other expenses, including the following sales expenses: compensation and bonuses for SDL’s management team, compensation and benefits for SDL’s registered representatives, advertising expenses, and other expenses of distributing the Contract.
General Information  — For a description of the Contract, the Company, and the Separate Account, see the Prospectus. This Statement of Additional Information contains information that supplements the information in the Prospectus. Defined terms used in this Statement of Additional Information have the same meaning as terms defined in the section entitled “Definitions” in the Prospectus.
Safekeeping of Assets — The Company is responsible for the safekeeping of the assets of the Subaccounts. These assets, which consist of shares of the Underlying Funds in non‑certificated form, are held separate and apart from the assets of the Company’s General Account and its other separate accounts.
Non-Principal Risks of Investing in the Contract

All non-principal risks of purchasing a Contract are disclosed in the prospectus in their related subject matter section.
Additional Payments to Service Providers

Additional Compensation Paid to Selected Selling Broker-Dealers  — In addition to the commissions and non-cash compensation described above, the Company pays additional compensation to selected Selling Broker-Dealers. These payments include: (1) trail commissions or persistency payments, which are periodic payments based on contract values of the Company’s variable insurance contracts (including Contract Values of the Contract) or other persistency standards; (2) preferred status fees (which may be in the form of a higher percentage of ordinary commission) paid to obtain preferred treatment of the Contract in Selling Broker-Dealers’ marketing programs, including enhanced marketing services and increased access to their registered representatives; (3) one-time bonus payments for their participation in sales promotions with regard to the Contract; (4) periodic bonus payments calculated as a percentage of the average contract value of the Company’s variable insurance contracts (including the Contract) sold by the Selling Broker-Dealer during the calendar year of payment; (5) sponsorship of or reimbursement of industry conference fees paid to help defray the costs of sales conferences
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and educational seminars put on by the Selling Broker-Dealers; and (6) reimbursement of Selling Broker-Dealers for expenses incurred by the Selling Broker-Dealer or its registered representatives in connection with client seminars or similar prospecting activities conducted to promote sales of the Contract.
Method of Deducting the Excess Charge

The minimum mortality and expense risk charge of 0.75%, and the administration charge of 0.15%, on an annual basis, of each Subaccount’s average daily net assets, are factored into the accumulation unit value or “price” of each Subaccount on each Valuation Date. The Company deducts any mortality and expense risk charge above the minimum charge, the charge for Certain Waivers of the Withdrawal Charge (if applicable), and the charge for any optional riders, other than the Bonus Match Rider, (the “Excess Charge”) on a monthly basis.
Each Subaccount declares a monthly subaccount adjustment and the Company deducts the Excess Charge from this monthly subaccount adjustment upon its reinvestment in the Subaccount. The Excess Charge is a percentage of your Contract Value allocated to the Subaccount as of the reinvestment date. The monthly subaccount adjustment is paid only for the purpose of collecting the Excess Charge. Assuming that you owe a charge above the minimum mortality and expense risk charge and the administration charge, your Contract Value will be reduced in the amount of your Excess Charge upon reinvestment of the Subaccount’s monthly subaccount adjustment. The Company reserves the right to compute and deduct the Excess Charge from each Subaccount on each Valuation Date.
The Company will declare a subaccount adjustment for each Subaccount on one Valuation Date of each calendar month (“Record Date”). The Company will pay the subaccount adjustment on a subsequent Valuation Date (“Reinvestment Date”) within five Valuation Dates of the Record Date. Such subaccount adjustment will be declared as a dollar amount per Accumulation Unit.
For each Subaccount, any Owner as of the Record Date will receive on the Reinvestment Date a net subaccount adjustment equal to:
1.	the amount of subaccount adjustment per Accumulation Unit; times
2.	the number of Accumulation Units allocated to the Subaccount as of the Record Date; less
3.	the amount of the Excess Charge for that Subaccount; provided that the Company will not deduct any Excess Charge from the first subaccount adjustment following the Contract Date.
The net subaccount adjustment will be reinvested on the Reinvestment Date at the Accumulation Unit Value determined as of the close of that date in Accumulation Units of the Subaccount.
An example of this process is as follows. Assuming Contract Value of $50,000 allocated to the Guggenheim StylePlus Large Core Subaccount and one rider with a charge of 0.10%, the Excess Charge would be computed as follows:
Mortality and Expense Risk Charge		0.75%
Plus: Optional Rider Charge	+	0.10%
Less: Minimum Charge	-	0.75%
Excess Charge on an Annual Basis		0.10%

Further assuming 5,000 Accumulation Units with an Accumulation Unit Value of $10 per unit on December 30 and a gross subaccount adjustment of $0.025 per unit declared on December 31 (Record Date), the net subaccount adjustment amount would be as follows:
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Accumulation Unit Value as of Valuation Date before Record Date		$10.00
Accumulation Unit Value as of Reinvestment Date		$ 9.975
Gross Subaccount adjustment Per Unit		$ 0.025
Less: Excess Charge Per Unit	-	$ 0.00085
Net Subaccount adjustment Per Unit		$ 0.02415
Times: Number of Accumulation Units	x	5,000
Net Subaccount adjustment Amount		$ 120.75

The net subaccount adjustment amount would be reinvested on the Reinvestment Date in Accumulation Units of the Guggenheim StylePlus Large Core Subaccount, as follows: $0.02415 (net subaccount adjustment per unit) divided by $9.975 (Accumulation Unit value as of the Reinvestment Date) times 5,000 Units equals 12.105 Accumulation Units. On the Reinvestment Date, 12.105 Accumulation Units are added to Contract Value for a total of 5,012.105 Accumulation Units after the subaccount adjustment reinvestment. Contract Value on the Reinvestment Date is equal to 5,012.105 Accumulation Units times $9.975 (Accumulation Unit Value as of the Reinvestment Date) for a Contract Value of $49,995.75 after the subaccount adjustment reinvestment.
After the Annuity Start Date, the Company will deduct a mortality and expense risk charge of 1.25% under Annuity Options 1 through 4, 7 and 8. This charge is factored into the annuity unit values on each Valuation Date. Monthly subaccount adjustments are payable after the Annuity Start Date only with respect to Annuity Options 5 and 6.
Limits on Purchase Payments Paid Under Tax‑Qualified Retirement Plans

Section 403(b) — Contributions to 403(b) annuities are excludable from an employee’s gross income if they do not exceed the limits under Sections 402(g), and 415 of the Code. The applicable limit will depend upon whether the annuities are purchased with employer or employee contributions. Rollover contributions are not subject to these annual limits.
Section 402(g) generally limits an employee’s annual elective salary reduction contributions to a 403(b) annuity and any 401(k) arrangement to $19,500 for the 2021 tax year. The $19,500 limit may be adjusted for inflation in $500 increments for future tax years. If an individual is age 50 or over, catch up contributions equal to $6,500 can be made to a 403(b) annuity during the 2021 tax year. The $6,500 limit may be adjusted for inflation in $500 increments for future tax years.
The contribution limits will be reduced by salary reduction contributions to other 403(b) or 401(k) arrangements. An employee under a 403(b) annuity with at least 15 years of service for a “qualified employer” (i.e., an educational organization, hospital, home health service agency, health and welfare service agency, church or convention or association of churches) generally may exceed the annual limit by the lesser of (a) $3,000 ; (b) the excess of $15,000 reduced by the sum of the additional pre-tax elective contributions and designated Roth contributions made in prior years because of this rule; or (c) $5,000 times the number of years of service for the organization, minus the total elective deferrals made for earlier years.
Section 415(c) also provides an overall limit on the amount of employer and employee elective salary reduction contributions to a Section 403(b) annuity that will be excludable from an employee’s gross income in a given year. Generally the Section 415(c) limit for 2021 is the lesser of (i)  $58,000, or (ii) 100% of the employee’s annual compensation.
Roth 403(b) — Elective contributions to a Roth 403(b) arrangement are not excludible from the taxable income of the employee. However, income earned on these contributions is free from federal income tax if distributed in a “qualifying distribution.” Roth 403(b) contributions are subject to the same contribution limits that apply to traditional 403(b) elective contributions--$19,500 in 2021 with a $6,500 limit on catch up contributions on or after age 50, and a special additional limit of up to $3,000 (limits will be updated) for employees who have at least 15 years of service with a “qualified employer.” Furthermore, contributions made to a Roth 403(b) and a traditional 403(b) are aggregated for the purpose of these limits. For example, if an individual who is only eligible for the $19,500 elective
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contribution limit makes $9,500 in contributions to a Roth annuity contract, the individual can only make $10,000 in contributions to a traditional 403(b) contract in the same year.
Sections 408 and 408A — Premiums (other than rollover contributions) paid under a Contract used in connection with a traditional or Roth individual retirement annuity (IRA) that is described in Section 408 or Section 408A of the Internal Revenue Code are subject to the limits on contributions to IRAs under Section 219(b) of the Internal Revenue Code. Under Section 219(b) of the Code, contributions (other than rollover contributions) to an IRA are limited to the lesser of 100% of the individual’s taxable compensation or $6,000 (for 2020).
If an individual is age 50 or over, the individual may make an additional catch up contribution to a traditional or Roth IRA of $1,000 for each tax year.
Spousal IRAs allow an Owner and his or her spouse to each contribute up to the applicable dollar amount to their respective IRAs so long as a joint tax return is filed and joint income is $6,000 or more. The maximum amount the higher compensated spouse may contribute for the year is the lesser of (i) $6,000 (for 2021 ) or (ii) 100% of that spouse’s compensation. The maximum the lower compensated spouse may contribute is the lesser of (i) $6,000 (for 2021 ) or (ii) 100% of that spouse’s compensation plus the amount by which the higher compensated spouse’s compensation exceeds the amount the higher compensated spouse contributes to his or her IRA. The extent to which an Owner may deduct contributions to a traditional IRA depends on the gross income of the Owner and his or her spouse for the year and whether either is an “active participant” in an employer-sponsored retirement plan.
Premiums under a Contract used in connection with a simplified employee pension plan described in Section 408 of the Internal Revenue Code are subject to limits under Section 402(h) of the Internal Revenue Code. Section 402(h) currently limits employer contributions and salary reduction contributions (if permitted) under a simplified employee pension plan to the lesser of (a) 25% of the compensation of the participant in the Plan, or (b) $56,000 (for 2020). Salary reduction contributions, if any, are subject to additional annual limits.
Performance Information

Performance information for the Subaccounts of the Separate Account, including the yield and effective yield of the Invesco V.I. Government Money Market Subaccount, and the average annual total return and total return of all Subaccounts, may appear in advertisements, reports, and promotional literature provided to current or prospective Owners.
Quotations of yield for the Invesco V.I. Government Money Market Subaccount will be based on the change in the value, exclusive of capital changes and income other than investment income, of a hypothetical investment in a Contract over a particular seven day period, less a hypothetical charge reflecting deductions from the Contract during the period (the “base period”) and stated as a percentage of the investment at the start of the base period (the “base period return”). The base period return is then annualized based on the formula provided below, with the resulting yield figure carried to at least the nearest one hundredth of one percent. Any quotations of effective yield for the Invesco V.I. Government Money Market Subaccount assume that all dividends received during an annual period have been reinvested. Calculation of “effective yield” begins with the same “base period return” used in the yield calculation, which is then annualized to reflect weekly compounding pursuant to the following formula:
Effective Yield = [(Base Period Return + 1)365/7] – 1
Quotations of average annual total return for any Subaccount will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Contract over a period of one, five and ten years (or, if less, up to the life of the Subaccount), calculated pursuant to the following formula: P(1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period).
Average annual total return figures (referred to as “Standardized Total Return”) are calculated from the inception date of the Subaccounts under the Contract, and reflect the deduction of the maximum mortality and expense risk and optional rider charges of 2.45%, the administration charge of 0.15%, the account administration charge of $30, the charge for Certain Waivers of the Withdrawal Charge of 0.25%, and the contingent deferred sales charge.
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Other total return figures (referred to as “Non‑Standardized Total Return”) may be quoted that do not assume a surrender and do not reflect deduction of the contingent deferred sales charge and account administration charge of $30; provided that such figures do not reflect the addition of any Credit Enhancement. The contingent deferred sales charge and account administration charge if reflected would lower the Non‑Standardized Total Return. Total return figures that do not reflect deduction of all charges will be accompanied by Standardized Total Return figures that reflect such charges and which date from the Separate Account inception date.
 Total return figures may also be shown for periods beginning prior to the availability of the Contract. Such total return figures are based upon the performance of the Underlying Funds, adjusted to reflect the maximum charges imposed under the Contract. Any quotation of performance that pre-dates the date of inception of the Separate Account (or a Subaccount thereof as applicable) will be accompanied by Standardized Total Return figures that reflect the deduction of the applicable contingent deferred sales charge and other fees and charges since the date of inception of the Separate Account or Subaccount.
Total return figures also may be quoted that assume the Owner has purchased an Extra Credit Rider or a Bonus Match Rider and, as such, will reflect any applicable Credit Enhancements or Bonus Amounts, respectively; however, such total return figures will also reflect the deduction of all applicable charges, including any contingent deferred sales charge and any account administration charge.
Quotations of total return for any Subaccount will be based on a hypothetical investment in a Subaccount over a certain period and will be computed by subtracting the initial value of the investment from the ending value and dividing the remainder by the initial value of the investment. Such quotations of total return will reflect the deduction of all applicable charges to the Contract and the Separate Account (on an annual basis) except the applicable contingent deferred sales charge.
Performance information for any Subaccount reflects only the performance of a hypothetical Contract under which Contract Value is allocated to a Subaccount during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the Underlying Fund in which the Subaccount invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. Yields and total returns do not reflect any advisory fees paid to financial intermediaries from your Contract Value or other assets. If such charges were reflected, performance would be lower.
Independent Registered Public Accounting Firm

The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries at December 31, 2020 and 2019, and for each of the three years in the period ended December 31, 2020 , and the financial statements of SBL Variable Annuity Account XIV at December 31, 2020, and for each of the specified periods ended December 31, 2020 and 2019 , or for portions of such periods as disclosed in the financial statements, appearing in this Statement of Additional Information have been audited by Ernst & Young LLP, 1200 Main Street, Suite 2500, Kansas City, Missouri, 64105, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.
Financial Statements

The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries at December 31, 2020 and 2019, and for each of the three years in the period ended December 31, 2020, and the financial statements of SBL Variable Annuity Account XIV at December 31, 2020, and for each of the specified periods ended December 31, 2020 and 2019, or for portions of such periods as disclosed in the financial statements, are set forth herein following this section.
The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries, which are included in this Statement of Additional Information, should be considered only as bearing on the ability of the Company to meet its obligations under the Contract. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

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ADVANCEDESIGNS SM VARIABLE ANNUITY
May 1, 2021
SBL Variable Annuity Account XIV

Individual Flexible Purchase Payment
Deferred Variable Annuity Contract

Statement of Additional Information
Issued By: Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636-0001 1-800-888-2461 www.securitybenefit.com	Mailing Address: Security Benefit Life Insurance Company P.O. Box 750497 Topeka, Kansas 66675-0497

This Statement of Additional Information is not a prospectus ; it should be read in conjunction with the current Prospectus for the AdvanceDesigns Variable Annuity dated May 1, 2021 , as it may be supplemented from time to time. A copy of the Prospectus may be obtained free of charge from the Company by calling 1‑800‑888‑2461 or by writing us at P.O. Box 750497, Topeka, Kansas 66675‑0497.

6918A	32-69186-01 2021/05/01

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General Information and History

The Company  — The Company is a life insurance company that offers life insurance policies and annuity contracts, as well as financial and retirement services. The Company is organized under the laws of the State of Kansas, and is admitted to do business in the District of Columbia and all states except for New York. It was originally organized as a fraternal benefit society and commenced business February 22, 1892. It became a mutual life insurance company under its present name on January 2, 1950, and converted to a stock life insurance company on July 31, 1998. The Company’s indirect parent, Eldridge Industries, LLC, owns, operates and invests in businesses across a wide range of sectors and is ultimately controlled by Todd L. Boehly.
The Separate Account  — The Company established the SBL Variable Annuity Account XIV as a separate account under Kansas law on June 26, 2000. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”).
Principal Underwriter  — The Company currently offers the Contract on a continuous basis. The Company anticipates continuing to offer the Contract but reserves the right to discontinue the offering. The Principal Underwriter for the Contracts is Security Distributors, LLC (“SDL”), located at One Security Benefit Place, Topeka, Kansas 66636‑0001. SDL, a wholly-owned subsidiary of the Company, is registered as a broker-dealer with the SEC and is a member of the Financial Industry Regulatory Authority (“FINRA”).
The Company pays commissions to Selling Broker-Dealers through SDL. During fiscal years 2020, 2019, and 2018, the amounts paid to SDL in connection with all Contracts sold through the Separate Account were $1,348,138, $2,274,574, and $2,435,279, respectively. SDL passes through commissions it receives to Selling Broker-Dealers for their sales and does not retain any portion of commissions it receives as principal underwriter for the Contract. However, the Company (or an affiliate) pays some or all of SDL’s operating and other expenses, including the following sales expenses: compensation and bonuses for SDL’s management team, compensation and benefits for SDL’s registered representatives, advertising expenses, and other expenses of distributing the Contract.
General Information  — For a description of the Flexible Purchase Payment Deferred Variable Annuity Contract (the “Contract”), Security Benefit Life Insurance Company ( the “ Company”), and the SBL Variable Annuity Account XIV (the “Separate Account”), see the Prospectus. This Statement of Additional Information contains information that supplements the information in the Prospectus. Defined terms used in this Statement of Additional Information have the same meaning as terms defined in the section entitled “Definitions” in the Prospectus.
Safekeeping of Assets — The Company is responsible for the safekeeping of the assets of the Subaccounts. These assets, which consist of shares of the Underlying Funds in non‑certificated form, are held separate and apart from the assets of the Company’s General Account and its other separate accounts.
Non-Principal Risks of Investing in the Contract

All non-principal risks of purchasing a Contract are disclosed in the Prospectus in their related subject matter sections.
Custodian

The Company acts as custodian of the Separate Account. We have custody of all assets and cash of the Separate Account and handle the collection of proceeds of shares of the Underlying Funds bought and sold by the Separate Account.
Method of Deducting  the Excess Charge

The minimum mortality and expense risk charge of 1.20%, and the administration charge of 0.15%, on an annual basis, of each Subaccount’s average daily net assets, are factored into the accumulation unit value or “price” of each Subaccount on each Valuation Date. The Company deducts any mortality and expense risk charge above the minimum charge and the charge for any optional riders (the “Excess Charge”) on a monthly basis.

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Each Subaccount declares a monthly subaccount adjustment and the Company deducts the Excess Charge from this monthly subaccount adjustment upon its reinvestment in the Subaccount. The Excess Charge is a percentage of your Contract Value allocated to the Subaccount as of the reinvestment date. The monthly subaccount adjustment is paid only for the purpose of collecting the Excess Charge. Assuming that you owe a charge above the minimum mortality and expense risk charge and the administration charge, your Contract Value will be reduced in the amount of your Excess Charge upon reinvestment of the Subaccount’s monthly subaccount adjustment. The Company reserves the right to compute and deduct the Excess Charge from each Subaccount on each Valuation Date.
The Company will declare a monthly subaccount adjustment for each Subaccount on one Valuation Date of each calendar month (“Record Date”). The Company will pay the monthly subaccount adjustment on a subsequent Valuation Date (“Reinvestment Date”) within five Valuation Dates of the Record Date. Such subaccount adjustment will be declared as a dollar amount per Accumulation Unit.
For each Subaccount, any Owner as of the Record Date will receive on the Reinvestment Date a net dividend equal to:
1.	the amount of subaccount adjustment per Accumulation Unit; times
2.	the number of Accumulation Units allocated to the Subaccount as of the Record Date; less
3.	the amount of the Excess Charge for that Subaccount; provided that the Company will not deduct any Excess Charge from the first subaccount adjustment following the Contract Date.
The net monthly subaccount adjustment will be reinvested on the Reinvestment Date at the Accumulation Unit Value determined as of the close of that date in Accumulation Units of the Subaccount.
An example of this process is as follows. Assuming Contract Value of $50,000 allocated to the Guggenheim VIF StylePlus Large Core Subaccount and no Riders, the Excess Charge would be computed as follows:
Mortality and Expense Risk Charge		1.30%
Plus: Optional Rider Charge	+	N/A
Less: Minimum Charge	-	1.20%
Excess Charge on an Annual Basis		0.10%

Further assuming 5,000 Accumulation Units with an Accumulation Unit Value of $10 per unit on December 30 and a gross subaccount adjustment of $0.025 per unit declared on December 31 (Record Date), the net subaccount adjustment amount would be as follows:
Accumulation Unit Value as of Valuation Date before Record Date		$10.00
Accumulation Unit Value as of Reinvestment Date		$ 9.975
Gross Subaccount Adjustment Per Unit		$ 0.025
Less: Excess Charge Per Unit	-	$ 0.00085
Net Subaccount Adjustment Per Unit		$ 0.02415
Times: Number of Accumulation Units	x	5,000
Net Dividend Amount		$ 120.75

The net monthly subaccount adjustment amount would be reinvested on the Reinvestment Date in Accumulation Units of the Guggenheim VIF StylePlus Large Core Subaccount , as follows: $0.02415 (net monthly subaccount adjustment per unit) divided by $9.975 (Accumulation Unit value as of the Reinvestment Date) times 5,000 Units equals 12.105 Accumulation Units. On the Reinvestment Date, 12.105 Accumulation Units are added to Contract Value for a total of 5,012.105 Accumulation Units after the monthly subaccount adjustment reinvestment. Contract Value on the Reinvestment Date is equal to 5,012.105 Accumulation Units times $9.975 (Accumulation Unit Value as of the Reinvestment Date) for a Contract Value of $49,995.75 after the monthly subaccount adjustment reinvestment.
After the Annuity Start Date, the Company will deduct an annual mortality and expense risk charge of 1.25% under Annuity Options 1 through 4, 7 and 8. This charge is factored into the annuity unit values on each Valuation Date. Monthly subaccount adjustments are payable after the Annuity Start Date only with respect to Annuity Options 5 and 6.

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Limits on Purchase Payments  Paid Under   Tax ‑ Qualified  Retirement   Plans

Section 403(b) — Contributions to 403(b) annuities are excludable from an employee’s gross income if they do not exceed the limits under Sections 402(g) and 415 of the Code. The applicable limit will depend upon whether the annuities are purchased with employer or employee contributions. Rollover contributions are not subject to these annual limits.
Section 402(g) generally limits an employee’s annual elective salary reduction contributions to a 403(b) annuity and any 401(k) arrangement to $ 19 ,500 for tax year 2021 . The $ 19 ,500 limit may be adjusted for inflation in $500 increments for future tax years. If an individual is age 50 or over, catch up contributions equal to $6,500 can be made to a 403(b) annuity during the 2021 tax year. The $ 6 ,500 limit may be adjusted for inflation in $500 increments for future tax years.
The contribution limits will be reduced by salary reduction contributions to other 403(b) or 401(k) arrangements. An employee under a 403(b) annuity with at least 15 years of service for a “qualified employer” (i.e., an educational organization, hospital, home health service agency, health and welfare service agency, church or convention or association of churches) generally may exceed the annual limit by the lesser of (a) $3,000; (b) the excess of $15,000 reduced by the sum of the additional pre-tax elective contributions and designated Roth contributions made in prior years because of this rule; or (c) $5,000 times the number of years of service for the organization, minus the total elective deferrals made for earlier years.
Section 415(c) also provides an overall limit on the amount of employer and employee elective salary reduction contributions to a Section 403(b) annuity that will be excludable from an employee’s gross income in a given year. Generally the Section 415(c) limit for 2021 is the lesser of (i) $ 58 ,000, or (ii) 100% of the employee’s annual compensation.
Roth 403(b) — Elective contributions to a Roth 403(b) arrangement are not excludible from the taxable income of the employee. However, income earned on these contributions is free from federal income tax if distributed in a “qualifying distribution.” Roth 403(b) contributions are subject to the same contribution limits that apply to traditional 403(b) elective contributions--$ 19 ,500 in 2021 with a $ 6 ,500 limit on catch up contributions on or after age 50, and a special additional limit of up to $3,000 (limits will be updated) for employees who have at least 15 years of service with a “qualified employer.” Furthermore, contributions made to a Roth 403(b) and a traditional 403(b) are aggregated for the purpose of these limits. For example, if an individual who is only eligible for the $ 19 ,500 elective contribution limit makes $ 9,500 in contributions to a Roth annuity contract, the individual can only make $ 10,000 in contributions to a traditional 403(b) contract in the same year.
Sections 408 and 408A — Premiums (other than rollover contributions ) paid under a Contract used in connection with a traditional or Roth individual retirement annuity (IRA) that is described in Section 408 or Section 408A of the Internal Revenue Code are subject to the limits on contributions to IRAs under Section 219(b) of the Internal Revenue Code. Under Section 219(b) of the Code, contributions (other than rollover contributions) to an IRA are limited to (i) $6,000 (for 2021) or (ii) the lesser of 100% of the individual’s taxable compensation.
If an individual is age 50 or over, the individual may make an additional catch up contribution to a traditional or Roth IRA of $1,000 for each tax year.
Spousal IRAs allow an Owner and his or her spouse to each contribute up to the applicable dollar amount to their respective IRAs so long as a joint tax return is filed and joint income is $6,000 or more. The maximum amount the higher compensated spouse may contribute for the year is the lesser of (i) $6,000 (for 2021) or (ii)  100% of that spouse’s compensation. The maximum the lower compensated spouse may contribute is the lesser of (i)  $6,000 for 2021) or (ii) 100% of that spouse’s compensation plus the amount by which the higher compensated spouse’s compensation exceeds the amount the higher compensated spouse contributes to his or her IRA. The extent to which an Owner may deduct contributions to a traditional IRA depends on the gross income of the Owner and his or her spouse for the year and whether either is an “active participant” in an employer-sponsored retirement plan.
Premiums under a Contract used in connection with a simplified employee pension plan described in Section 408 of the Internal Revenue Code are subject to limits under Section 402(h) of the Internal Revenue Code. Section   402(h) currently limits employer contributions and salary reduction contributions (if permitted) under a simplified

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employee pension plan to the lesser of (a) 25% of the compensation of the participant in the Plan, or (b)  $58,000. Salary reduction contributions, if any, are subject to additional annual limits.
Performance Information

Performance information for the Subaccounts of the Separate Account, including the yield and effective yield of the Invesco V.I. Government Money Market Subaccount, and the average annual total return and total return of all Subaccounts, may appear in advertisements, reports, and promotional literature provided to current or prospective Owners.
Quotations of yield for the Invesco V.I. Government Money Market Subaccount will be based on the change in the value, exclusive of capital changes and income other than investment income, of a hypothetical investment in a Contract over a particular seven day period, less a hypothetical charge reflecting deductions from the Contract during the period (the “base period”) and stated as a percentage of the investment at the start of the base period (the “base period return”). The base period return is then annualized based on the formula provided below with the resulting yield figure carried to at least the nearest one hundredth of one percent. Any quotations of effective yield for the Invesco V.I. Government Money Market Subaccount assume that all monthly subaccount adjustments received during an annual period have been reinvested. Calculation of “effective yield” begins with the same “base period return” used in the yield calculation, which is then annualized to reflect weekly compounding pursuant to the following formula:
Effective Yield = [(Base Period Return + 1)365/7] - 1
Quotations of average annual total return for any Subaccount will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Contract over a period of one, five and ten years (or, if less, up to the life of the Subaccount), calculated pursuant to the following formula: P(1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period).
Average annual total return figures (referred to as “Standardized Total Return”) are calculated from the inception date of the Subaccounts under the Contract , and reflect the deduction of the following charges: (1) maximum mortality and expense risk and optional Rider charges of 3.05%; (2) the administration charge of 0.15%; (3) the account administration charge of $30; and (4) the contingent deferred sales charge.
Other total return figures (referred to as “Non‑ Standardized Total Return”) may be quoted that do not assume a surrender and that do not reflect deduction of the contingent deferred sales charge and account administration charge of $30; provided that such figures do not reflect the addition of any Credit Enhancement. The contingent deferred sales charge and account administration charge if reflected would lower the Non‑Standardized Total Return. Total return figures that do not reflect deduction of all charges will be accompanied by Standardized Total Return figures that reflect such charges and which date from the Separate Account inception date.
 Total return figures may also be shown for periods beginning prior to the availability of the Contract. Such total return figures are based upon the performance of the Underlying Funds, adjusted to reflect the maximum charges imposed under the Contract. Any quotation of performance that pre - dates the date of inception of the Separate Account (or a Subaccount thereof as applicable) will be accompanied by Standardized Total Return figures that reflect the deduction of the applicable contingent deferred sales charge and other fees and charges since the date of inception of the Separate Account or Subaccount.
Total return figures also may be quoted that assume the Owner has purchased an Extra Credit Rider and, as such, will reflect any applicable Credit Enhancements; however, such total return figures will also reflect the deduction of all applicable charges, including any contingent deferred sales charge and any account administration charge.
Quotations of total return for any Subaccount will be based on a hypothetical investment in a Subaccount over a certain period and will be computed by subtracting the initial value of the investment from the ending value and dividing the remainder by the initial value of the investment. Such quotations of total return will reflect the deduction of all applicable charges to the Contract and the Separate Account (on an annual basis) except the applicable contingent deferred sales charge.
Performance information for any Subaccount reflects only the performance of a hypothetical Contract under which Contract Value is allocated to a Subaccount during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and

6

quality of the Underlying Fund in which the Subaccount invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. Yields and total returns do not reflect any advisory fees paid to financial intermediaries from your Contract Value or other assets. If such charges were reflected, performance would be lower.
Mixed and Shared Funding Conflicts

Because the Underlying Funds may serve as investment vehicles for both variable life insurance policies and variable annuity contracts (“mixed funding”) and shares of the Underlying Funds also may be sold to separate accounts of other insurance companies (“shared funding”), material conflicts could occur. The Company currently does not foresee any disadvantages to Owners arising from either mixed or shared funding; however, due to differences in tax treatment or other considerations, it is possible that the interests of Owners of various contracts for which the Underlying Funds serve as investment vehicles might at some time be in conflict. However, the Company, each Underlying Fund’s Board of Directors, and any other insurance companies that participate in the Underlying Funds are required to monitor events in order to identify any material conflicts that arise from mixed and/or shared funding. If such a conflict were to occur, the Company would take steps necessary to protect Owners including withdrawal of the Separate Account from participation in the Underlying Fund(s) involved in the conflict. This might force the Underlying Fund to sell securities at disadvantageous prices.
Independent Registered Public   Accounting Firm

The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries at December 31, 2020 and 2019, and for each of the three years in the period ended December 31, 2020 , and the financial statements of SBL Variable Annuity Account XIV at December 31, 2020 , and for each of the specified periods ended December 31, 2020 and 2019 , or for such portions of such periods as disclosed in the financial statements appearing in this Statement of Additional Information have been audited by Ernst  & Young   LLP, 1200 Main Street, Suite 2500, Kansas City, Missouri , 64105, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.
Financial Statements

The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries at December 31, 2020 and 2019 , and for each of   the three years in the period ended December 31, 2020 , and the financial statements of SBL Variable Annuity Account XIV at December 31, 2020 , and for each of the specified periods ended December 31, 2020 and 2019 , or for such portions of such periods as disclosed in the financial statements , are set forth herein , following this section.
The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries, which are included in this Statement of Additional Information, should be considered only as bearing on the ability of the Company to meet its obligations under the Contracts . They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

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AEA VALUEBUILDER VARIABLE ANNUITY
May 1, 2021
SBL Variable Annuity Account XIV
Individual Flexible Purchase Payment
Deferred Variable Annuity Contract
Statement of Additional Information
Issued By: Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636-0001 1-800-888-2461 www.securitybenefit.com	Mailing Address: Security Benefit Life Insurance Company P.O. Box 750497 Topeka, Kansas 66675-0497

This Statement of Additional Information is not a prospectus ; it should be read in conjunction with the current Prospectus for the AEA Valuebuilder Variable Annuity dated May 1, 2021 , as it may be supplemented from time to time. A copy of the Prospectus may be obtained free of charge from the Company by calling 1‑800‑ NEA‑VALU or by writing us at P.O. Box 750497, Topeka, Kansas 66675‑0497.

AEA 320A	27-03207-01 2020/05/01

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General Information and History

The Company  — The Company is a life insurance company that offers life insurance policies and annuity contracts, as well as financial and retirement services. The Company is organized under the laws of the State of Kansas, and is admitted to do business in the District of Columbia and all states except for New York. It was originally organized as a fraternal benefit society and commenced business February 22, 1892. It became a mutual life insurance company under its present name on January 2, 1950, and converted to a stock life insurance company on July 31, 1998. The Company’s indirect parent, Eldridge Industries, LLC, owns, operates and invests in businesses across a wide range of sectors and is ultimately controlled by Todd L. Boehly.
The Separate Account  — The Company established the SBL Variable Annuity Account XIV as a separate account under Kansas law on June 26, 2000. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”).
Principal Underwriter  — The Company currently offers the Contract on a continuous basis. The Company anticipates continuing to offer the Contract but reserves the right to discontinue the offering. The Principal Underwriter for the Contracts is Security Distributors, LLC (“SDL”), located at One Security Benefit Place, Topeka, Kansas 66636‑0001. SDL, a wholly-owned subsidiary of the Company, is registered as a broker-dealer with the SEC and is a member of the Financial Industry Regulatory Authority (“FINRA”).
The Company pays commissions to Selling Broker-Dealers through SDL. During fiscal years 2020, 2019 and 2018, the amounts paid to SDL in connection with all Contracts sold through the Separate Account were $1,348,138, $2,274,574, and $2,435,279, respectively. SDL passes through commissions it receives to Selling Broker-Dealers for their sales and does not retain any portion of commissions it receives as principal underwriter for the Contract. However, the Company (or an affiliate) pays some or all of SDL’s operating and other expenses, including the following sales expenses: compensation and bonuses for SDL’s management team, compensation and benefits for SDL’s registered representatives, advertising expenses, and other expenses of distributing the Contract.
General Information  — For a description of the Contract, the Company, and the Separate Account, see the Prospectus. This Statement of Additional Information contains information that supplements the information in the Prospectus. Defined terms used in this Statement of Additional Information have the same meaning as terms defined in the section entitled “Definitions” in the Prospectus.
Safekeeping of Assets — The Company is responsible for the safekeeping of the assets of the Subaccounts. These assets, which consist of shares of the Underlying Funds in non‑certificated form, are held separate and apart from the assets of the Company’s General Account and its other separate accounts.
Non-Principal Risks of Investing in the Contract

All non-principal risks of purchasing a Contract are disclosed in the Prospectus in their related subject matter sections.
Additional Payments to Service Providers

Additional Payments to Selling Broker-Dealers  — The Company pays additional compensation to selected Selling Broker-Dealers. These payments include: (1) trail commissions or persistency payments, which are periodic payments based on contract values of the Company’s variable insurance contracts (including Contract Values of the Contract) or other persistency standards; (2) preferred status fees (which may be in the form of a higher percentage of ordinary commission) paid to obtain preferred treatment of the Contract in Selling Broker-Dealers’ marketing programs, including enhanced marketing services and increased access to their registered representatives; (3) one-time bonus payments for their participation in sales promotions with regard to the Contract; (4) periodic bonus payments calculated as a percentage of the average contract value of the Company’s variable insurance contracts (including the Contract) sold by the Selling Broker-Dealer during the calendar year of payment; (5) sponsorship of or reimbursement of industry conference fees paid to help defray the costs of sales conferences and educational seminars put on by the Selling Broker-Dealers; and (6) reimbursement of Selling Broker-Dealers
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for expenses incurred by the Selling Broker-Dealer or its registered representatives in connection with client seminars or similar prospecting activities conducted to promote sales of the Contract.
Method of Deducting the Excess Charge

The minimum mortality and expense risk charge of 0.95%, and the administration charge of 0.15%, on an annual basis, of each Subaccount’s average daily net assets, are factored into the accumulation unit value or “price” of each Subaccount on each Valuation Date. The Company deducts any mortality and expense risk charge above the minimum charge , and the charge for any optional riders (the “Excess Charge”) on a monthly basis.
Each Subaccount declares a monthly subaccount adjustment and the Company deducts the Excess Charge from this monthly subaccount adjustment upon its reinvestment in the Subaccount. The Excess Charge is a percentage of your Contract Value allocated to the Subaccount as of the reinvestment date. The monthly subaccount adjustment is paid only for the purpose of collecting the Excess Charge. Assuming that you owe a charge above the minimum mortality and expense risk charge and the administration charge, your Contract Value will be reduced in the amount of your Excess Charge upon reinvestment of the Subaccount’s monthly subaccount adjustment. The Company reserves the right to compute and deduct the Excess Charge from each Subaccount on each Valuation Date.
The Company will declare a subaccount adjustment for each Subaccount on one Valuation Date of each calendar month (“Record Date”). The Company will pay the subaccount adjustment on a subsequent Valuation Date (“Reinvestment Date”) within five Valuation Dates of the Record Date. Such subaccount adjustment will be declared as a dollar amount per Accumulation Unit.
For each Subaccount, any Owner as of the Record Date will receive on the Reinvestment Date a net subaccount adjustment equal to:
1.	the amount of subaccount adjustment per Accumulation Unit; times
2.	the number of Accumulation Units allocated to the Subaccount as of the Record Date; less
3.	the amount of the Excess Charge for that Subaccount; provided that the Company will not deduct any Excess Charge from the first subaccount adjustment following the Contract Date.
The net subaccount adjustment will be reinvested on the Reinvestment Date at the Accumulation Unit Value determined as of the close of that date in Accumulation Units of the Subaccount.
An example of this process is as follows. Assuming Contract Value of $50,000 allocated to the Guggenheim StylePlus Large Core Subaccount and one rider with a charge of 0.10%, the Excess Charge would be computed as follows:
Mortality and Expense Risk Charge		0.95%
Plus: Optional Rider Charge	+	0.10%
Less: Minimum Charge	-	0.95%
Excess Charge on an Annual Basis		0.10%

Further assuming 5,000 Accumulation Units with an Accumulation Unit Value of $10 per unit on December 30 and a gross subaccount adjustment of $0.025 per unit declared on December 31 (Record Date), the net subaccount adjustment amount would be as follows:
Accumulation Unit Value as of Valuation Date before Record Date		$10.00
Accumulation Unit Value as of Reinvestment Date		$ 9.975
Gross Subaccount adjustment Per Unit		$ 0.025
Less: Excess Charge Per Unit	-	$ 0.00085
Net Subaccount adjustment Per Unit		$ 0.02415
Times: Number of Accumulation Units	X	5,000
Net Subaccount adjustment Amount		$ 120.75

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The net subaccount adjustment amount would be reinvested on the Reinvestment Date in Accumulation Units of the Guggenheim StylePlus Large Core Subaccount, as follows: $0.02415 (net subaccount adjustment per unit) divided by $9.975 (Accumulation Unit value as of the Reinvestment Date) times 5,000 Units equals 12.105 Accumulation Units. On the Reinvestment Date, 12.105 Accumulation Units are added to Contract Value for a total of 5,012.105 Accumulation Units after the subaccount adjustment reinvestment. Contract Value on the Reinvestment Date is equal to 5,012.105 Accumulation Units times $9.975 (Accumulation Unit Value as of the Reinvestment Date) for a Contract Value of $49,995.75 after the subaccount adjustment reinvestment.
After the Annuity Start Date, the Company will deduct a mortality and expense risk charge of 1.25% under Annuity Options 1 through 4, 7 and 8. This charge is factored into the annuity unit values on each Valuation Date. Monthly subaccount adjustments are payable after the Annuity Start Date only with respect to Annuity Options 5 and 6.
Limits on Purchase Payments Paid Under   Tax ‑ Qualified Retirement   Plans

Section 403(b) — Contributions to 403(b) annuities are excludable from an employee’s gross income if they do not exceed the limits under Sections 402(g ), and 415 of the Code. The applicable limit will depend upon whether the annuities are purchased with employer or employee contributions. Rollover contributions are not subject to these annual limits.
Section 402(g) generally limits an employee’s annual elective salary reduction contributions to a 403(b) annuity and any 401(k) arrangement to $19,500 for the 2021 tax year. The $19,500 limit may be adjusted for inflation in $500 increments for future tax years. If an individual is age 50 or over, catch up contributions equal to $6,500 can be made to a 403(b) annuity during the 2021 tax year. The $6,500 limit may also be adjusted for inflation in $500 increments for future tax years.
The contribution limits will be reduced by salary reduction contributions to other 403(b) or 401(k) arrangements. An employee under a 403(b) annuity with at least 15 years of service for a “qualified employer” (i.e., an educational organization, hospital, home health service agency, health and welfare service agency, church or convention or association of churches) generally may exceed the annual limit by the lesser of (a) $3,000 (b) the excess of $15,000 reduced by the sum of the additional pre-tax elective contributions and designed Roth contributions made in prior years because of this rule: or (c) $5,000 times the number of years of service for the organization, minus the total elective deferrals made for earlier years.
Section 415(c) also provides an overall limit on the amount of employer and employee elective salary reduction contributions to a Section 403(b) annuity that will be excludable from an employee’s gross income in a given year. Generally the Section 415(c) limit for 2021 is the lesser of (i)  $58,000, or (ii) 100% of the employee’s annual compensation.
Roth 403(b) — Elective contributions to a Roth 403(b) arrangement are not excludible from the taxable income of the employee. However, income earned on these contributions is free from federal income tax if distributed in a “qualifying distribution.” Roth 403(b) contributions are subject to the same contribution limits that apply to traditional 403(b) elective contributions —$19,500 in 2021 with a $6,500 limit on catch up contributions on or after age 50, and a special additional limit of up to $3,000 (limits will be updated) for employees who have at least 15 years of service with a “qualified employer.” Furthermore, contributions made to a Roth 403(b) and a traditional 403(b) are aggregated for the purpose of these limits. For example, if an individual who is only eligible for the $19,500 elective contribution limit makes $9,500 in contributions to a Roth annuity contract, the individual can only make $ 10,000 in contributions to a traditional 403(b) contract in the same year.
Sections 408 and 408A — Premiums (other than rollover contributions) paid under a Contract used in connection with a traditional or Roth individual retirement annuity (IRA) that is described in Section 408 or Section 408A of the Internal Revenue Code are subject to the limits on contributions to IRAs under Section 219(b) of the Internal Revenue Code. Under Section 219(b) of the Code, contributions (other than rollover contributions) to an IRA are limited to the lesser of 100% of the individual’s taxable compensation or $6,000 (for 2021).
If an individual is age 50 or over, the individual may make an additional catch up contribution to a traditional or Roth IRA of $1,000 for each tax year.
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Spousal IRAs allow an Owner and his or her spouse to each contribute up to the applicable dollar amount to their respective IRAs so long as a joint tax return is filed and joint income is $6,000 or more. The maximum amount the higher compensated spouse may contribute for the year is the lesser of (i) $6,000 (for 2021) or (ii)  100% of that spouse’s compensation. The maximum the lower compensated spouse may contribute is the lesser of (i)  $6,000 (for 2021) or (ii) 100% of that spouse’s compensation plus the amount by which the higher compensated spouse’s compensation exceeds the amount the higher compensated spouse contributes to his or her IRA. The extent to which an Owner may deduct contributions to a traditional IRA depends on the gross income of the Owner and his or her spouse for the year and whether either is an “active participant” in an employer-sponsored retirement plan.
Premiums under a Contract used in connection with a simplified employee pension plan described in Section 408 of the Internal Revenue Code are subject to limits under Section 402(h) of the Internal Revenue Code. Section 402(h) currently limits employer contributions and salary reduction contributions (if permitted) under a simplified employee pension plan to the lesser of (a) 25% of the compensation of the participant in the Plan, or (b)  $58,000 (for 2021). Salary reduction contributions, if any, are subject to additional annual limits.
Performance Information

Performance information for the Subaccounts of the Separate Account, including the yield and effective yield of the Invesco V.I. Government Money Market and the average annual total return and total return of all Subaccounts, may appear in advertisements, reports, and promotional literature provided to current or prospective Owners.
Quotations of yield for the Invesco V.I. Government Money Market Subaccount will be based on the change in the value, exclusive of capital changes and income other than investment income, of a hypothetical investment in a Contract over a particular seven day period, less a hypothetical charge reflecting deductions from the Contract during the period (the “base period”) and stated as a percentage of the investment at the start of the base period (the “base period return”). The base period return is then annualized based on the formula provided below , with the resulting yield figure carried to at least the nearest one hundredth of one percent. Any quotations of effective yield for the Invesco V.I. Government Money Market Subaccount assume that all dividends received during an annual period have been reinvested. Calculation of “effective yield” begins with the same “base period return” used in the yield calculation, which is then annualized to reflect weekly compounding pursuant to the following formula:
Effective Yield = [(Base Period Return + 1)365/7] – 1
Quotations of average annual total return for any Subaccount will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Contract over a period of one, five and ten years (or, if less, up to the life of the Subaccount), calculated pursuant to the following formula: P(1 + T)n =  ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period).
Average annual total return figures (referred to as “Standardized Total Return”) are calculated from the inception date of the Subaccounts under the Contract , and reflect the deduction of the maximum mortality and expense risk and optional rider charges of 2.65%, the administration charge of 0.15%, the account administration charge of $30, and the contingent deferred sales charge.
Other total return figures (referred to as “Non ‑ Standardized Total Return”) may be quoted that do not assume a surrender and do not reflect deduction of the contingent deferred sales charge and account administration charge of $30; provided that such figures do not reflect the addition of any Credit Enhancement. The contingent deferred sales charge and account administration charge if reflected would lower the Non-Standardized Total Return. Total return figures that do not reflect deduction of all charges will be accompanied by Standardized Total Return figures that reflect such charges and which date from the Separate Account inception date.
Total return figures may also be shown for periods beginning prior to the availability of the Contract. Such total return figures are based upon the performance of the Underlying Funds, adjusted to reflect the maximum charges imposed under the Contract. Any quotation of performance that pre-dates the date of inception of the Separate Account (or a Subaccount thereof as applicable) will be accompanied by Standardized Total Return figures that reflect the deduction of the applicable contingent deferred sales charge and other fees and charges since the date of inception of the Separate Account or Subaccount.
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Total return figures also may be quoted that assume the Owner has purchased an Extra Credit Rider and, as such, will reflect any applicable Credit Enhancements; however, such total return figures will also reflect the deduction of all applicable charges, including any contingent deferred sales charge and any account administration charge.
Quotations of total return for any Subaccount will be based on a hypothetical investment in a Subaccount over a certain period and will be computed by subtracting the initial value of the investment from the ending value and dividing the remainder by the initial value of the investment. Such quotations of total return will reflect the deduction of all applicable charges to the Contract and the Separate Account (on an annual basis) except the applicable contingent deferred sales charge.
Performance information for any Subaccount reflects only the performance of a hypothetical Contract under which Contract Value is allocated to a Subaccount during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the Underlying Fund in which the Subaccount invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. Yields and total returns do not reflect any advisory fees paid to financial intermediaries from your Contract Value or other assets. If such charges were reflected, performance would be lower.
Mixed and Shared Funding Conflicts

Because the Underlying Funds may serve as investment vehicles for both variable life insurance policies and variable annuity contracts (“mixed funding”) and shares of the Underlying Funds also may be sold to separate accounts of other insurance companies (“shared funding”), material conflicts could occur. The Company currently does not foresee any disadvantages to Owners arising from either mixed or shared funding; however, due to differences in tax treatment or other considerations, it is possible that the interests of Owners of various contracts for which the Underlying Funds serve as investment vehicles might at some time be in conflict. However, the Company, each Underlying Fund’s Board of Directors, and any other insurance companies that participate in the Underlying Funds are required to monitor events in order to identify any material conflicts that arise from mixed and/or shared funding. If such a conflict were to occur, the Company would take steps necessary to protect Owners including withdrawal of the Separate Account from participation in the Underlying Fund(s) involved in the conflict. This might force the Underlying Fund to sell securities at disadvantageous prices.
Independent Registered Public Accounting Firm

The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries at December 31, 2020 and 2019, and for each of the three years in the period ended December 31, 2020, and the financial statements of SBL Variable Annuity Account XIV at December 31, 2020, and for each of the specified periods ended December   31, 2020 and 2019, or for portions of such periods as disclosed in the financial statements, appearing in this Statement of   Additional Information have been audited by Ernst & Young LLP, 1200 Main Street Suite 2500, Kansas City, Missouri , 64105, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.
Financial Statements

The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries at December 31, 2020 and 2019 , and for each of the three years in the period ended December 31, 2020 , and the financial statements of SBL Variable Annuity Account XIV at December 31, 2020 , and for each of the specified periods ended December 31, 2020 and 2019, or for portions of such periods as disclosed in the financial statements,  are set forth herein following this section.
The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries, which are included in this Statement of Additional Information, should be considered only as bearing on the ability of the Company to meet its obligations under the Contracts . They should not be considered as bearing on the investment performance of the assets held in the Separate Account.
EDGAR contract identifier C000228726
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C O N S O L I D A T E D  F I N A N C I A L  S T A T E M E N T S

Security Benefit Life Insurance Company and Subsidiaries
Years Ended December 31, 2020, 2019 and 2018
With Report of Independent Auditors

Security Benefit Life Insurance Company and Subsidiaries
Consolidated Financial Statements
Years Ended December 31, 2020, 2019, and 2018

Report of Independent Auditors
The Board of Directors
Security Benefit Life Insurance Company
We have audited the accompanying consolidated financial statements of Security Benefit Life Insurance Company and subsidiaries (the Company), which comprise the consolidated balance sheets as of December 31, 2020 and 2019, and the related consolidated statements of operations, comprehensive income, changes in stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2020, and the related notes to the consolidated financial statements.
Management’s Responsibility for the Financial Statements
Management is responsible for the preparation and fair presentation of these financial statements in conformity with U.S. generally accepted accounting principles; this includes the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.
Auditor’s Responsibility
Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.
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We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Opinion
In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Security Benefit Life Insurance Company and subsidiaries at December 31, 2020 and 2019, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2020, in conformity with U.S. generally accepted accounting principles.
/s/ Ernst & Young LLP

Kansas City, Missouri
April 16, 2021
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Security Benefit Life Insurance Company and Subsidiaries
Consolidated Balance Sheets

	December 31,
	2020	2019
	(In Thousands, except as noted)
Assets
Investments:
Fixed maturities, available for sale ($29,043.6 million and $24,890.6 million in amortized cost for 2020 and 2019, respectively; includes
$241.8 million and $1,142.9 million related to consolidated
variable interest entities for 2020 and 2019, respectively)	$29,125,931	$24,921,061
Trading fixed maturities at fair value	80,483	95,664
Equity securities at fair value	347,715	28,815
Notes receivable from related parties	1,364,160	940,177
Mortgage loans (includes $0.0 million and $528.8 million related to
consolidated variable interest entities for 2020 and 2019, respectively)	1,235,007	1,551,541
Policy loans	68,431	75,984
Cash and cash equivalents (includes $0.1 million and $27.0 million related to consolidated variable interest entities for 2020 and
2019, respectively)	1,210,986	1,914,385
Short-term investments	5,346	2,400
Call options	630,336	580,618
Other invested assets	1,224,917	862,052
Total investments	35,293,312	30,972,697

Accrued investment income	409,586	310,184
Accounts receivable	111,201	139,876
Reinsurance recoverable	1,784,491	1,852,607
Deferred income tax asset	—	8,438
Property and equipment, net	50,910	52,055
Deferred policy acquisition costs	836,477	555,029
Deferred sales inducement costs	274,749	207,887
Value of business acquired	1,165,602	1,306,341
Goodwill	96,941	96,941
Other assets	197,495	181,745
Separate account assets	5,370,332	5,418,208

Total assets	$45,591,096	$41,102,008

See accompanying notes.

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Security Benefit Life Insurance Company and Subsidiaries
Consolidated Balance Sheets (continued)

	December 31,
	2020	2019
	(In Thousands, except as noted)
Liabilities and stockholder's equity
Liabilities:
Policy reserves and annuity account values	$33,905,610	$30,306,240
Funds withheld liability	116,442	119,537
Accounts payable and accrued expenses (includes $2.1 million and $21.7 million related to consolidated variable interest
entities for 2020 and 2019, respectively)	199,757	141,485
Deferred income tax liability	8,200	—
Surplus notes	117,337	118,244
Mortgage debt	6,078	9,838
Debt from consolidated variable interest entities	8,836	345,681
Option collateral	500,673	531,970
Other liabilities	230,936	43,308
Separate account liabilities	5,370,332	5,418,208
Total liabilities	40,464,201	37,034,511

Stockholder's equity:
Common stock, $10 par value, 1,000,000 shares
authorized, 700,000 issued and outstanding	7,000	7,000
Additional paid-in capital	3,459,107	2,878,715
Accumulated other comprehensive income	110,771	38,259
Retained earnings	1,550,017	1,143,523
Total stockholder's equity	5,126,895	4,067,497

Total liabilities and stockholder's equity	$45,591,096	$41,102,008

See accompanying notes.

4

Security Benefit Life Insurance Company and Subsidiaries
Consolidated Statements of Operations

	Year Ended December 31,
	2020	2019	2018
	(In Thousands)
Revenues:
Net investment income	$1,753,167	$1,677,813	$1,607,102
Asset-based and administrative fees	68,202	70,191	75,182
Other product charges	223,572	211,386	212,750
Change in fair value of options, futures and swaps	88,796	358,408	(284,687)
Net realized/unrealized gains (losses), excluding
impairment losses on available for sale securities	141,216	42,187	(5,122)
Total other-than-temporary impairment losses on
available for sale securities and other invested assets	(16,165)	—	(6,812)
Other revenues	86,644	68,268	75,722
Total revenues	2,345,432	2,428,253	1,674,135

Benefits and expenses:
Index credits and interest credited to account balances	595,211	639,454	731,025
Change in fixed index annuity embedded derivative
and related benefits	(77,707)	103,926	(425,255)
Other benefits	529,395	343,313	346,599
Total benefits	1,046,899	1,086,693	652,369

Commissions and other operating expenses	324,980	305,626	290,638
Amortization of deferred policy acquisition
costs, deferred sales inducement costs, and
value of business acquired, net of imputed interest	338,585	329,578	198,233
Interest expense	48,651	74,222	98,673
Total benefits and expenses	1,759,115	1,796,119	1,239,913

Income before income tax expense	586,317	632,134	434,222
Income tax expense	116,510	129,982	63,808
Net income	$469,807	$502,152	$370,414

See accompanying notes.

5

Security Benefit Life Insurance Company and Subsidiaries
Consolidated Statements of Comprehensive Income
	Year Ended December 31,
	2020	2019	2018
	(In Thousands)

Net income	$469,807	$502,152	$370,414
Other comprehensive income (loss), net of tax:
Net unrealized gains (losses) on
available for sale securities	798	384,265	(519,535)
Net effect of unrealized gains and losses on:
Deferred policy acquisition costs, value of business
acquired and deferred sales inducement costs	10,856	(83,573)	120,060
Policy reserves and annuity account values	60,858	(101,218)	112,991
Total other comprehensive income (loss), net of tax	72,512	199,474	(286,484)
Comprehensive income (loss)	$542,319	$701,626	$83,930

See accompanying notes.

6

Security Benefit Life Insurance Company and Subsidiaries
Consolidated Statements of Changes in Stockholder's Equity
			Accumulated
		Additional	Other
	Common	Paid-In	Comprehensive	Retained
	Stock	Capital	Income (Loss)	Earnings	Total
	(In Thousands)
Balance at January 1, 2018	$7,000	$2,489,112	$124,403	$351,823	$2,972,338
Net income	—	—	—	370,414	370,414
Other comprehensive income (loss), net	—	—	(286,484)	—	(286,484)
Contribution from parent	—	300,000	—	—	300,000
Dividends paid	—	—	—	(30,000)	(30,000)
Purchase price allocation adjustment	—	4,603	—	—	4,603
Change in accounting principle	—	—	866	(866)	—
Balance at December 31, 2018	7,000	2,793,715	(161,215)	691,371	3,330,871
Net income	—	—	—	502,152	502,152
Other comprehensive income (loss), net	—	—	199,474	—	199,474
Contribution from parent	—	85,000	—	—	85,000
Dividends paid	—	—	—	(50,000)	(50,000)
Balance at December 31, 2019	7,000	2,878,715	38,259	1,143,523	4,067,497
Net income	—	—	—	469,807	469,807
Other comprehensive income (loss), net	—	—	72,512	—	72,512
Contribution from parent	—	580,392	—	—	580,392
Dividends paid	—	—	—	(63,313)	(63,313)
Balance at December 31, 2020	$7,000	$3,459,107	$110,771	$1,550,017	$5,126,895

See accompanying notes.

7

Security Benefit Life Insurance Company and Subsidiaries
Consolidated Statements of Cash Flows

	Year Ended December 31,
	2020	2019	2018
	(In Thousands)
Operating activities
Net income	$469,807	$502,152	$370,414
Adjustments to reconcile net income to net cash and
cash equivalents provided by operating activities:
Index credits and interest credited to account balances	595,211	639,454	731,025
Policy acquisition costs deferred	(446,737)	(285,188)	(258,194)
Amortization of deferred policy acquisition costs,
deferred sales inducement costs, and value of business
acquired, net of imputed interest	338,585	329,578	198,233
Net realized/unrealized losses (gains) of investments	(125,051)	(42,187)	11,934
Change in fair value of options, futures and swaps	(88,796)	(358,408)	284,687
Change in fixed index annuity embedded derivative
and related benefits	(77,707)	103,926	(425,255)
Amortization of investment premiums and discounts	(11,096)	(8,104)	(56,126)
Depreciation and amortization	7,410	7,461	9,352
Net sales (purchases) of trading fixed maturities at fair value	23,275	9,025	16,098
Net sales (purchases) of equity securities at fair value	(88,973)	(14,452)	49,790
Change in funds withheld liability	(3,095)	(9,571)	(6,390)
Deferred income taxes	(2,638)	(59,679)	(3,576)
Change in annuity guarantees	527,752	350,610	337,479
Change in reinsurance recoverable	68,116	120,135	198,855
Change in accounts receivable	(39,431)	50,014	88,360
Change in accounts payable	67,615	(41,838)	(333,351)
Change in other liabilities	(34,826)	(16,234)	(222,626)
Other changes in operating assets and liabilities	(136,828)	(271,405)	(249,394)
Net cash and cash equivalents provided by (used in) operating activities	1,042,593	1,005,289	741,315

Investing activities
Sales, maturities, or repayments of investments:
Fixed maturities available for sale	8,251,650	6,917,980	10,597,930
Mortgage loans	782,894	649,244	811,391
Call options	316,425	347,510	546,234
Notes receivable from related parties	4,371,555	5,548,872	7,473,695
Other invested assets	40,133	258,940	159,718
	13,762,657	13,722,546	19,588,968
Acquisitions of investments:
Fixed maturities available for sale	(12,456,030)	(10,140,875)	(11,663,457)
Mortgage loans	(748,872)	(484,164)	(532,940)
Call options	(308,625)	(59,328)	(329,323)
Notes receivable from related parties	(4,762,417)	(3,323,394)	(6,715,429)
Other invested assets	(306,687)	(445,067)	(306,604)
	(18,582,631)	(14,452,828)	(19,547,753)

See accompanying notes.

8

Security Benefit Life Insurance Company and Subsidiaries
Consolidated Statements of Cash Flows (continued)
	Year Ended December 31,
	2020	2019	2018
	(In Thousands)
Net sales (purchases) of property and equipment	$(1,069)	$(50)	$(3,422)
Net sales (purchases) of short-term investments	37,611	332,733	(307,400)
Net decrease (increase) in policy loans	7,552	5,046	(20,697)
Net cash and cash equivalents provided by (used in) investing activities	(4,775,880)	(392,553)	(290,304)

Financing activities
Payments on surplus notes, notes payable related to commission
assignments, mortgage debt, and debt from consolidated VIEs	(47,249)	(39,223)	(425,145)
Issuance of debt from consolidated VIEs	—	—	44,800
Capital contribution from parent	580,392	85,000	300,000
Cash dividends paid to parent	(50,000)	(50,000)	(30,000)
Net change in repurchase agreements	—	(302,898)	302,898
Deposits to annuity account balances	4,375,240	2,678,444	2,312,662
Withdrawals from annuity account balances	(1,828,495)	(1,940,991)	(2,915,786)
Net cash and cash equivalents provided by (used in) financing activities	3,029,888	430,332	(410,571)

Increase (decrease) in cash and cash equivalents	(703,399)	1,043,068	40,440
Cash and cash equivalents at beginning of period	1,914,385	871,317	830,877
Cash and cash equivalents at end of period	$1,210,986	$1,914,385	$871,317

Supplemental disclosures of cash flow information
Cash paid during the period for:
Interest	$70,805	$48,159	$83,000

Income taxes	$128,000	$193,478	$124,719

Supplemental disclosure of non-cash information
Cash received in the prior year for policies issued in the current year	$7,326	$21,435	$17,901
Securities purchased not yet settled in cash	$23,669	$33,013	$30,019
Securities sold not yet settled in cash	$42,489	$110,014	$19,727
Deconsolidation of a VIE	$275,929	$—	$—
Non-cash dividends paid to parent	$13,313	$—	$—

In 2018, the policy loans related to the separate account funding agreements were refinanced with a related party. This resulted in a non-cash transfer from policy loans of $405.4 million and accrued investment income of $16.0 million to notes receivable from related parties.

See accompanying notes.

9

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
Years Ended December 31, 2020, 2019 and 2018
1. Nature of Operations, Basis of Presentation and Significant Accounting Policies
Nature of Operations
The operations of Security Benefit Life Insurance Company (SBLIC), together with its subsidiaries and consolidated variable interest entities (VIEs) (see Note 3) (referred to herein, collectively, as the Company), consist primarily of marketing and distributing annuities, retirement plans, and other related products throughout the United States. Security Distributors, LLC (SD), a subsidiary of SBLIC, is a registered broker/dealer with the Securities and Exchange Commission (SEC) and is a member of the Financial Industry Regulatory Authority. The Company has entered into an agreement with Security Benefit Business Services, LLC (SBBS), an affiliate, to handle most corporate functions and processes. All employees and the majority of the Company’s expenses are paid by SBBS, and an allocable portion of these costs are then billed to the Company.
The Company offers a diversified portfolio of products comprised primarily of individual and group annuities, including fixed, fixed index, and variable annuities, and retirement plan products through multiple distribution channels.
Basis of Presentation
The consolidated financial statements include the operations and accounts of SBLIC and its subsidiaries, SD; SAILES 2, LLC (SAILES); Sixth Avenue Reinsurance Company (SARC); and the consolidated VIEs (see Note 3). All intercompany accounts and transactions have been eliminated in the consolidation.
On December 31, 2020, Gennessee Insurance Agency, LLC and Dunbarre Insurance Agency, LLC were distributed to SBL Holdings, Inc (SBLH), SBLIC's parent company. The distribution did not have a material impact on the Company.
Use of Estimates
The preparation of the consolidated financial statements and accompanying notes in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect amounts reported and disclosed. Significant estimates and assumptions include the valuation of investments; valuation of derivative financial instruments;
10

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)

1.   Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)
determination of other-than-temporary impairments (OTTIs) of investments; amortization of deferred policy acquisition costs (DAC), deferred sales inducement costs (DSI), and value of business acquired (VOBA); calculation of liabilities for future policy benefits; calculation of income taxes and the recognition of deferred income tax assets and liabilities; and estimating future cash flows on certain structured securities. Management believes that the estimates used in preparing its consolidated financial statements are reasonable.
The COVID-19 pandemic (the Pandemic) has caused significant social and economic problems worldwide. Those problems include constraints on the operations of businesses, decreases in consumer mobility and activity, increases in unemployment rates and volatility in many equity and fixed-income markets. The constraints have been caused or exacerbated by governmental responses, including lockdowns, and private-sector responses, including reductions of economic activities. Though the Company’s business has been affected by the Pandemic, such as increases in volatility in its investment portfolio, its overall impact on Company operations has been minimal. The Company cannot predict the length and severity of the Pandemic or its longer-term effects on the Company. Our estimates and assumptions could change in the future as circumstances change.
Investments
Fixed maturity investments include bonds, asset-backed securities, and redeemable preferred stocks. Fixed maturity investments are classified as available for sale and carried at fair value, with related unrealized gains and losses reflected as a component of other comprehensive income or loss (OCI) in the consolidated statements of comprehensive income, net of adjustments related to DAC, DSI, VOBA, and policy reserves and annuity account values and applicable income taxes. The adjustment related to DAC, DSI, VOBA, and policy reserves and annuity account values represents the impact from treating the unrealized gains or losses as if they were realized.
Equity securities include mutual funds, common stocks, and non-redeemable preferred stocks. Equity investments not accounted for under the equity method or the measurement alternative are carried at fair value, with related unrealized gains and losses recognized as a component of the net realized/unrealized gains/(losses) in the consolidated statements of operations.

11

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
1.   Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)
The Company has elected the measurement alternative for certain equity investments that do not have readily determinable fair value and do not qualify for the practical expedient under Accounting Standards Codification (ASC) 820 to estimate fair value using the net asset value per share. Under the alternative, the investments are measured at cost, less any impairment, plus or minus changes resulting from observable price changes in orderly transactions for an identical or similar investment of the same issuer. These financial instruments are included in other invested assets on the consolidated balance sheets.
The Company has a variable interest in various types of securitization entities, which are deemed VIEs. An entity is a VIE if the equity at risk is not sufficient to support its activities, if the equity holders lack a controlling financial interest or if the entity is structured with non-substantive voting rights. When the Company is determined to be the primary beneficiary of a VIE, the Company consolidates the entity into the financial statements. The primary beneficiary of a VIE is defined as the enterprise with (1) the power to direct the activities of a VIE that most significantly impact the entity’s economic performance and (2) the obligation to absorb losses of the VIE or the right to receive benefits from the VIE that could potentially be significant to the VIE. Accordingly, the Company would not consolidate a VIE when it is not the primary beneficiary. On an ongoing basis, the Company assesses whether it is the primary beneficiary of VIEs in which it has a relationship.
Investments in joint ventures and partnerships are reported in other invested assets and are generally accounted for using the equity method. In applying the equity method, the Company records its share of income or loss reported by equity investees.
The Company classified as trading or elected the fair value option for certain fixed maturity securities that are segregated to support the funds withheld reinsurance liability (see Note 10). The change in fair value of these financial instruments is recognized as a component of net realized/unrealized gains (losses) in the consolidated statements of operations.
Realized capital gains and losses on sales of investments are determined using the specific identification method. Unrealized capital gains and losses related to trading securities are reported as a component of net realized/unrealized gains (losses) in the consolidated statements of operations. OTTIs are reported separately in the consolidated statements of operations.
12

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
1.   Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)
To the extent the Company determines that an equity security accounted for under the measurement alternative or equity method is deemed other-than-temporarily impaired, the difference between carrying value and fair value is charged to earnings. For debt securities, if the Company intends to sell the security or it is more likely than not the Company will be required to sell the security before the recovery of the amortized cost basis, the Company recognizes an OTTI equal to the difference between the amortized cost and fair value in net income. For debt securities where the Company does not expect to recover the amortized cost basis, and the Company does not plan to sell nor is it more likely than not that the Company would be required to sell before recovery of the amortized cost basis, the Company bifurcates the OTTI and reports the credit portion of the loss recognized in net income, and the noncredit portion is recognized in OCI.
The credit loss component of a debt security impairment is estimated as the difference between amortized cost and the present value of the expected cash flows of the security. The methodology and assumptions for establishing the best estimate cash flows vary depending on the type of security. For fixed rate securities, the present value is determined using the best estimate cash flows discounted at the effective interest rate implicit to the security just prior to impairment. For variable rate securities, the present value is determined using the best estimate cash flows discounted at the variable rate that exists as of the date the cash flow estimate is made. The asset-backed securities cash flow estimates are based on bond-specific facts and circumstances that may include collateral characteristics such as: expectations of delinquency and default rates, loss severity, asset spreads, and prepayment speeds, as well as structural support, including subordination and guarantees.
Commercial and residential mortgage loans are generally reported at cost, adjusted for amortization of premiums or accrual of discounts, computed using the interest method, net of valuation allowances. Interest income is accrued on the principal amount of the loan based on the loan’s contractual interest rate. Interest income, as well as prepayment of fees and the amortization of the related premium or discount, is reported in net investment income in the consolidated statements of operations. The Company reviews the mortgage loan portfolio using a collectively evaluated impairment methodology to determine the need for a general allowance, which is based upon the Company’s evaluation of the probability of collection, historical loss experience, delinquencies, and other factors. If the Company determines through management's evaluation of the mortgage loan portfolio that an individual loan has an elevated specific risk profile, the
13

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
1.   Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)
Company will then individually assess the loan for impairment and may assign a specific loan loss allowance.
Policy loans are reported at unpaid principal.
Cash and cash equivalents includes operating cash, other investments with original maturities of 90 days or less, and money market funds principally supported with cash and cash equivalent funds. Short-term investments are carried at market value and represent fixed maturity securities with initial maturities of greater than 90 days but less than one year.
The Company has agreed to provide a short-term loan facility through bridge or revolver loans to borrowers until permanent financing can be secured or an existing obligation or project is completed. The Company generally receives a commitment fee on unfunded amounts and interest on the amounts funded. Open commitments on bridge loans and revolvers are disclosed in Note 15.
Asset and Liability Derivatives
The Company hedges certain exposures to interest rate risk, foreign exchange risk, and equity market risk by entering into derivative financial instruments. All of the derivative financial instruments are recognized as an asset or liability on the consolidated balance sheets at estimated fair value. For derivative instruments not receiving hedge accounting treatment but that are economic hedges, the gain or loss is recognized in net income during the period of change.
The Company issues certain products that contain a derivative that is embedded in the product, and must be accounted for under ASC 815, Derivatives and Hedging (ASC 815). Under ASC 815, the Company assesses whether the embedded derivative is clearly and closely related to the host contract. The Company bifurcates embedded derivatives from the host instrument for measurement purposes when the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract and a separate instrument with the same terms would qualify as a derivative instrument. Embedded derivatives, which are reported with the host instrument on the consolidated balance sheets in policy reserves and annuity account values, are reported at fair value with changes in fair value recognized in the consolidated statements of operations.
14

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
1.   Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)
The Company formerly entered into agreements with insurance companies to identify and recommend producers for annuity contracts, deliver annuity contracts, collect the first premium, and service the business on the insurance companies’ behalf. The Company paid heaped commissions to field producers and recorded commission receivable for the subsequent receipt of monthly level commissions from the insurance companies for annuity contracts that continue to be in-force policies over a period of time. The commission receivable is comprised of the base level commission payments (the Host Contract) and a commission assignment embedded derivative (the Lapse Risk). In accordance with ASC 815, the Lapse Risk is separated from the Host Contract and accounted for as a derivative instrument. The Lapse Risk is recorded at fair value with the change in unrealized gain (loss) related to lapse-risk recognized in the consolidated statements of operations.
The Company is party to both bilateral and tri-party agreements with certain derivative instrument counterparties which require the posting of collateral when the market value of the derivative instrument exceeds the cost of the instrument, subject to certain thresholds agreed upon with the counterparties. Collateral posted by counterparties under bilateral agreements is reported on the consolidated balance sheets in cash and cash equivalents with a corresponding liability reported in other liabilities. In addition, the Company has entered into tri-party arrangements with counterparties, whereby collateral is posted to and held by a third party. Collateral posted under the tri-party arrangement is not reflected on the consolidated balance sheets.
Deferred Policy Acquisition Costs, Deferred Sales Inducement Costs and Value of Business Acquired
To the extent recoverable from future policy revenues and gross profits, incremental direct costs of contract acquisition (commissions) as well as certain costs directly related to acquisition activities (underwriting, other policy issuance and processing, and selling costs) for the successful acquisition or renewal of deferred annuity business have been deferred. DAC is amortized in proportion to the present value, discounted at the crediting rate, of actual and expected gross profits from investments, withdrawal, mortality, and expense margins. Amortization is adjusted retrospectively when estimates of current or future gross profits to be realized from a group of products are revised.
15

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
1.   Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)
DAC is adjusted for the impact on estimated gross profits of net unrealized gains and losses on assets, with the adjustment reflected in stockholder’s equity as a component of accumulated other comprehensive income (AOCI), net of applicable income taxes.
For insurance and annuity contracts, policyholders may desire different product benefits, features, rights, or coverages by exchanging a contract for a new contract or by an amendment, an endorsement, or a rider to a contract or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. The Company accounts for internal replacements as a termination of the original contract and an issuance of a new contract. Any DAC or DSI associated with the original contract is written off. Consistent with this, the Company anticipates these transactions in establishing amortization periods and other valuation assumptions.
DSI consists of bonus interest credits and premium credits added to certain annuity contract values. It is subject to vesting requirements and is capitalized to the extent it is incremental to amounts that would be credited on similar contracts without the applicable feature. DSI is amortized using the same methodology and assumptions used to amortize DAC.
VOBA is an asset that reflects the present value of estimated net cash flows embedded in the insurance contracts that existed in a life insurance company acquisition. VOBA is amortized using the same methodology and assumptions used to amortize DAC.
Goodwill
Goodwill is recognized for the excess of the purchase price over the fair value of identifiable net assets acquired. Goodwill is not amortized, but is reviewed annually for indications of impairment. If the fair value of the reported goodwill is lower than its carrying amount, goodwill is written down to its fair value; and a charge is reported in the consolidated statements of operations.
Property and Equipment
Property and equipment, including home office real estate, furniture and fixtures, and data processing equipment and certain related systems, are recorded at cost less accumulated depreciation. Computer software includes internally developed software costs that are capitalized when they reach technological feasibility. The provision for depreciation of property
16

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
1.   Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)
and equipment is computed using the straight-line method over the estimated lives of the related assets, which generally range from 3 to 39 years.
Separate Accounts
The separate account assets and liabilities reported in the accompanying consolidated balance sheets represent funds that are separately administered for the benefit of contract holders who bear the investment risk. The separate account assets are carried at fair value, and separate account liabilities are carried at an equivalent value. Revenues and expenses related to separate account contract holders of the Company are excluded from the amounts reported in the consolidated statements of operations. Investment income and gains or losses arising from separate accounts accrue directly to the contract holders and, therefore, are not included in investment income in the accompanying consolidated statements of operations. Revenues from charges on separate account products consist principally of contract maintenance charges, administrative fees, and mortality and expense risk charges.
The Company has variable annuity contracts through separate accounts that include various types of guaranteed minimum death benefit (GMDB), guaranteed minimum accumulation benefit (GMAB), guaranteed minimum withdrawal benefit (GMWB), and guaranteed minimum income benefit (GMIB) features. As discussed in Note 4, certain features of these guarantees are accounted for as embedded derivative reserves, whereas other guarantees are accounted for as benefit reserves. Other guarantees contain characteristics of both and are accounted for under an approach that calculates the value of the embedded derivative and the benefit reserve based on the specific characteristics of each guaranteed benefit feature.
Policy Reserves and Annuity Account Values
Liabilities for future policy benefits for traditional life products are computed using a net level-premium method, including assumptions as to investment yields, mortality, and withdrawals and other assumptions that approximate expected experience.
Liabilities for future policy benefits for interest-sensitive life and deferred annuity products represent contract values accumulated with interest without reduction for potential surrender charges. Interest on accumulated contract values is credited to contracts as earned. Crediting rates
17

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
1.   Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)
ranged from 1.0% to 5.0% during each of the years 2020, 2019, and 2018. Policy reserves are adjusted for the impact on estimated gross profits of net unrealized gains and losses on bonds, with the adjustment reflected in stockholder’s equity as a component of AOCI, net of applicable income taxes.
The Company offers fixed index annuity products with returns linked to the performance of certain indices. The fixed index annuity products also offer a guaranteed lifetime withdrawal benefit (GLWB) and a GMDB, of which policyholders can only elect one per policy. The GLWB and GMDB guarantees are accounted for as benefit reserves. Policy reserves for index annuities are equal to the sum of the fair value of the embedded index options, the host (or guaranteed) components of the index account, and the fixed account accumulated with interest and without reduction for potential surrender charges, plus the benefit reserves for the GLWB and GMDB benefits. The host value is established at inception of the contract and is accreted over the policy’s life at a constant rate of interest. Fair value of the embedded index options is calculated using discounted cash flow valuation techniques based on current interest rates adjusted to reflect the Company’s credit risk and an additional provision for adverse deviation.
Reinsurance Agreements
The Company utilizes reinsurance agreements to manage certain risks associated with its annuity operations and to reduce exposure to large losses. In the accompanying consolidated financial statements, premiums, benefits, and settlement expenses are reported net of reinsurance ceded, whereas policy liabilities and accruals are reported gross of reinsurance ceded. Reinsurance premiums and benefits are accounted for in a manner consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains liable to policyholders if the reinsurers are unable to meet their contractual obligations under the applicable reinsurance agreements. To minimize its exposure to significant losses from reinsurer insolvencies, the Company evaluates the financial condition of its reinsurers, monitors concentrations of credit risk arising from similar activities or economic characteristics of reinsurers, and requires collateralization of liabilities ceded where allowable by contract.

18

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
1.   Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)
Deferred Income Taxes
Deferred income tax assets and liabilities are determined based on differences between the financial reporting and income tax bases of assets and liabilities and are measured using the enacted tax rates and laws. Deferred income tax expense or benefit, reflected in the Company’s consolidated statements of operations as a component of income tax expense or benefit, is based on the changes in deferred income tax assets or liabilities from period to period (excluding unrealized capital gains and losses on securities available for sale). Deferred income tax assets are subject to ongoing evaluation of whether such assets will be realized. The ultimate realization of deferred income tax assets depends on generating future taxable income during the periods in which temporary differences become deductible. The Company records a valuation allowance to reduce its deferred income tax assets to an amount that represents management’s best estimate of the amount of such deferred income tax assets that will more likely than not be realized using the enacted tax rates and laws.
Recognition of Revenues
Dividends and interest income, recorded in net investment income, are recognized when earned. Amortization of premiums and accretion of discounts on investments in fixed maturity securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant yield. For structured securities, included in the fixed maturity available for sale securities portfolios, the amortization/accretion of premiums and discounts incorporate prepayment assumptions to produce a constant yield over the expected life of the security. When actual prepayments differ significantly from originally anticipated prepayments, the accretable yield is recalculated to reflect actual payments to date plus anticipated future payments. For securities, purchased or retained, that represent beneficial interests in structured securities other than high credit quality securities, the accretable yield is adjusted using the prospective method when there is a change in estimated future cash flows. For high credit quality securities, the accretable yield is adjusted using the retrospective method. Any adjustments resulting from changes in effective yield are reflected in net investment income.

19

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
1.   Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)
Revenues from Contracts with Customers
Prior to the adoption of ASC 606, Revenue from Contracts with Customers (ASC 606) and for the year ended 2018 presented in these consolidated financial statements, the Company accounted for its revenues in accordance with ASC 605, Revenue Recognition (ASC 605). For the year beginning January 1, 2019, the Company accounts for its revenue in accordance with ASC 606. The Company has two revenue streams that are recognized in accordance with ASC 606: distribution revenue and shareholder administrative service revenue.
Distribution Revenue
SD enters into distribution and underwriting arrangements with various affiliated and unaffiliated mutual fund companies (the affiliated mutual fund companies ceased to be considered affiliated as of January 1, 2019). The Company primarily receives distribution fees paid by the fund over time. The performance obligation is the sale of securities to investors, which is fulfilled on the trade date. Amounts owed to the Company under the arrangements are primarily variable, as the uncertainty is dependent on the value of the shares at future points in time, as well as the length of time the investor remains in the fund, both of which are highly susceptible to factors outside of the Company’s influence. These fee payments cannot be finalized until the market value of the fund and investor activity is known, which are usually at month end or quarter end. Distribution revenue for the years ended December 31, 2020, 2019 and 2018 amounted to $20.0 million, $20.4 million, and $21.1 million, respectively, and is included in the consolidated statements of operations in asset-based fees.
Shareholder Administrative Service Revenue
SBLIC enters into agreements with affiliated and unaffiliated investment vehicles (the affiliated investment vehicles ceased to be considered affiliated as of January 1, 2019) for the provision of services such as sub-transfer agency, record keeping and various shareholder administrative services. Management considers these as a series of distinct services, but as a single performance obligation because they are not separable and not distinct within the context of the contract and are highly interrelated. They have the same pattern of transfer (i.e., transfer to customers over time) and use the same method to measure progress (i.e., time based measure of progress). The Company primarily receives fees paid by the fund or its affiliates over time. The performance obligation is
20

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
1.   Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)
the completion of those services. Amounts owed to the Company under the arrangements are primarily variable, as the uncertainty is dependent on the value of the shares at future points in time which are highly susceptible to factors outside of the Company's influence. These fee payments cannot be finalized until the market value of the fund is known, which are usually monthly or quarterly. Service fee revenue for the years ended December 31, 2020, 2019, and 2018 amounted to $9.0 million, $9.1 million, and $9.4 million, respectively, and is included in the consolidated statements of operations in asset-based fees.
The Company evaluates the need for an allowance for accounts receivable that it believes will not be collected in full. There was no allowance for doubtful accounts at December 31, 2020 or 2019.
Recently Issued Accounting Pronouncements
In February 2016, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2016-02, Leases (ASU 2016-02). The guidance in ASU 2016-02 supersedes the lease recognition requirements in ASC Topic 840, Leases. ASU 2016-02 sets out the principles for the recognition, measurement, presentation and disclosure of leases for both parties to a contract (i.e. lessees and lessors). This update requires lessees to apply a dual approach, classifying leases as either finance or operating leases based on the principle of whether or not the lease is effectively a financed purchase by the lessee. This classification will determine whether lease expense is recognized based on an effective interest method or on a straight line basis over the term of the lease. A lessee is also required to record a right-of-use asset and a lease liability for all leases with a term of greater than 12 months regardless of their classification. Leases with a term of 12 months or less will be accounted for similar to existing guidance for operating leases today. This update requires lessors to account for leases using an approach that is substantially equivalent to existing guidance for sales-type leases, direct financing leases and operating leases. The standard is effective January 1, 2022 for the Company, with early adoption permitted. The Company is in the process of evaluating the full impact adoption of this standard will have on the Company in 2022.
In June 2016, the FASB issued ASU 2016-13, Financial Instruments-Credit Losses, Measurement of Credit Losses on Financial Instruments. The amendments in this ASU replace the incurred loss impairment methodology in current GAAP with a methodology that reflects expected credit losses and requires consideration of a broader range of reasonable and supportable information to inform
21

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
1.   Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)
credit loss estimates. The new standard is effective for the Company on January 1, 2023, with early adoption permitted. While the Company is currently evaluating the full impact of this new guidance on its consolidated financial statements, the Company believes the new impairment model may lead to earlier recognition of credit losses on certain assets compared to current loss recognition methodology.
In August 2018, the FASB issued ASU 2018-12, Financial Services-Insurance (Topic 944) Targeted Improvements to the Accounting for Long-Duration Contracts. This amendment improves four areas to the accounting for long-duration contracts.
(1) Assumptions used to measure the liability for future policy benefits for traditional and limited-payment contracts. The amendments in this update require an insurance entity to (a) review and, if there is a change, update the assumptions used to measure cash flows at least annually and (b) update the discount rate assumption at each reporting date. The provision for risk of adverse deviation and premium deficiency (or loss recognition) testing are eliminated. The change in the liability estimate as a result of updating cash flow assumptions is required to be recognized in net income. The change in the liability estimate as a result of updating the discount rate assumption is required to be recognized in other comprehensive income. The amendments require that an insurance entity discount expected future cash flows at an upper-medium grade (low-credit-risk) fixed-income instrument yield that maximizes the use of observable market inputs.
(2) Measurement of market risk benefits. The amendments require that an insurance entity measure all market risk benefits associated with deposit (or account balance) contracts at fair value. The portion of any change in fair value attributable to a change in the instrument-specific credit risk is required to be recognized in other comprehensive income.
(3) Amortization of deferred acquisition costs. The amendments simplify the amortization of deferred acquisition costs and other balances amortized in proportion to premiums, gross profits, or gross margins and require that those balances be amortized on a constant level basis over the expected term of the related contracts. Deferred acquisition costs are required to be written off for unexpected contract terminations but are not subject to an impairment test.
22

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
1.   Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

(4) Disclosures. The amendments require that an insurance entity provide aggregated roll forwards of beginning to ending balances of the liability for future policy benefits, policyholder account balances, market risk benefits, separate account liabilities, and deferred acquisition costs. The amendments also require that an insurance entity disclose information about significant inputs, judgments, assumptions, and methods used in measurement, including changes in those inputs, judgments, and assumptions, and the effect of those changes on measurement.
The standard is effective January 1, 2025 for the Company, with early adoption permitted. The guidance is to be applied as of the earliest period presented in the financial statements. Management is evaluating the impact of this ASU to its consolidated financial statements upon adoption of this standard in 2025.
In January 2017, the FASB issued ASU 2017-04, Intangibles—Goodwill and Other: Simplifying the Test for Goodwill Impairment. Under the amendments in this update, the Company should perform its annual, or interim, goodwill impairment test by comparing the fair value of a reporting unit with its carrying amount. Impairment charges should be recognized for the amount by which the carrying amount exceeds the reporting unit’s fair value; however, the loss recognized should not exceed the total amount of goodwill allocated to that reporting unit. This amendment essentially eliminated "Step 2" from the goodwill impairment test. Additionally, the Company should consider income tax effects from any tax deductible goodwill on the carrying amount of the reporting unit when measuring the goodwill impairment loss, if applicable. The amendments in this update shall be applied on a prospective basis. A public business entity that is not an SEC filer should adopt the amendments in this update for its annual or any interim goodwill impairment tests in fiscal years beginning after December 15, 2020. Early adoption is permitted for interim or annual goodwill impairment tests performed on testing dates after January 1, 2017. The Company does not expect significant impact to its consolidated financial statements upon adoption of this standard in 2021.
In January 2020, the FASB issued ASU 2020-01, Investments – Equity Securities (Topic 321), Investments – Equity Method and Joint Ventures (Topic 323), and Derivatives and Hedging (Topic 815) – Clarifying the Interactions between Topic 321, Topic 323, and Topic 815 (a consensus of the FASB Emerging Issues Task Force). ASU 2020-01 clarifies the application of the measurement
23

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
1.   Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)
alternative to transactions that require an entity to apply or discontinue the equity method, and whether certain forward contracts and purchased options on equity securities are in the scope of Topic 321. The standard is effective January 1, 2021 for the Company with early adoption permitted. The Company does not expect significant impact to its consolidated financial statements upon adoption of this standard in 2021.
In March 2020, the FASB issued ASU 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting, to provide temporary optional expedients and exceptions to the GAAP guidance on contract modifications and hedge accounting to ease the financial reporting burdens of the expected market transition from the London Interbank Offered Rate and other interbank offered rates to alternative reference rates, such as the Secured Overnight Financing Rate. The guidance is effective upon issuance and may be adopted on any date on or after March 12, 2020. However, the relief is temporary and cannot be applied to contract modifications that occur after December 31, 2022, or hedging relationships entered into or evaluated after that date. The Company is still evaluating the potential impact of this update and, as of December 31, 2020, has not adopted the standard.
ASUs issued but not yet adopted as of December 31, 2020 would not be disclosed above should they be assessed as either not applicable or are not expected to have a material impact on the Company's consolidated financial statements at this time.
Recently Adopted Accounting Pronouncements
In May 2014, the FASB issued ASU 2014-09, Revenue from Contracts with Customers. This ASU, which replaces most current revenue recognition guidance, including industry specific guidance, prescribes that an entity should recognize revenue to reflect the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. On January 1, 2019, the Company adopted ASC 606 using the modified retrospective method for those contracts that were not completed as of the date of adoption. Results for reporting periods beginning after January 1, 2019 are presented under ASC 606, while prior period amounts continue to be reported under prior revenue recognition guidance, ASC 605. The revenue recognition pattern for distribution revenue and shareholder administrative service revenue is not changed. Overall, the adoption of this ASU did not have a
24

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
1.   Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)
material impact on the consolidated financial statements, as core revenue streams such as insurance contracts and investment contracts are excluded from its scope.
In August 2018, the FASB issued ASU 2018-13, Fair Value Measurement (Topic 820)– Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement. The amendments in this update modify the disclosure requirements for fair value measurements by removing, modifying or adding certain disclosures. The Company adopted this update on January 1, 2020 without any material impact to the consolidated financial statements.
In April 2019, FASB issued ASU 2019-04, Codification Improvements to Topic 326, Financial Instruments - Credit Losses, Topic 815, Derivatives and Hedging, and Topic 825, Financial Instruments. The amendments consist of five topics with different effective dates. The Company adopted Topic 3, Codification Improvements to Update 2017-12 and Other Hedging Items and Topic 4, Codification Improvements to Update 2016-01 on January 1, 2020 with no impact to the consolidated financial statements. The remaining three topics will be adopted at the time ASU 2016-13 becomes effective for the Company.
Prior Period Reclassifications
Certain prior period amounts in the consolidated financial statements and accompanying notes have been reclassified to conform to the current period's presentation. Changes were made to the classification of certain revenue and expense items for the following line items: (1) certain administrative and other fees previously reported in other product charges or other revenues are now being reported in asset-based and administrative fees, (2) amounts related to unrealized and realized foreign currency and forward contracts previously reported in changes in fair value of options, futures and swaps are now being reported in net realized/unrealized gains (losses), excluding impairment losses on available for sale securities and (3) DAC amortization adjustments related to realized gain (losses) previously reported in net realized/unrealized gains (losses), excluding impairment losses on available for sale securities, are now being reported in with the amortization of deferred policy acquisition costs, deferred sales inducement costs, and value of business acquired, net of imputed interest.
25

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
1.   Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)
A reconciliation of the changes to conform to current presentation is as follows:
	Year Ended December 31, 2019
	As Previously Reported	Reclassifications	As Currently Reported
	(in thousands)
Asset-based and administrative fees	$64,681	$5,510	$70,191
Other product charges	216,746	(5,360)	211,386
Change in fair value of options, futures and swaps	337,013	21,395	358,408
Net realized/unrealized gains (losses), excluding
impairment losses on available for sale securities	66,830	(24,643)	42,187
Other revenues	68,418	(150)	68,268
Amortization of deferred policy acquisition
costs, deferred sales inducement costs, and
value of business acquired, net of imputed interest	332,826	(3,248)	329,578

	Year Ended December 31, 2018
	As Previously Reported	Reclassifications	As Currently Reported
	(in thousands)
Asset-based and administrative fees	$71,802	$3,380	$75,182
Other product charges	215,919	(3,169)	212,750
Change in fair value of options, futures and swaps	(218,442)	(66,245)	(284,687)
Net realized/unrealized gains (losses), excluding
impairment losses on available for sale securities	(71,319)	66,197	(5,122)
Other revenues	75,933	(211)	75,722
Amortization of deferred policy acquisition
costs, deferred sales inducement costs, and
value of business acquired, net of imputed interest	198,281	(48)	198,233

26

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)

2. Investments
Fixed Maturity Investments and Equity Securities
Information as to the amortized cost, gross unrealized gains and losses, fair values, and OTTIs in AOCI, of the Company’s portfolio of fixed maturity investments classified as available for sale, is presented below. OTTIs in AOCI represent interest rate related unrealized losses on securities not recognized in earnings at the time at which a credit related OTTI was recorded. These unrealized losses are the difference between fair value and net present value of future expected cash flows at the time of impairment.
	December 31, 2020
	Cost/	Gross	Gross
	Amortized	Unrealized	Unrealized	Fair	OTTIs
	Cost	Gains	Losses	Value	in AOCI
	(In Thousands)
Fixed maturity investments:
U.S. Treasury securities and other U.S.
government corporations and agencies	$97,975	$6,555	$4	$104,526	$—
Obligations of government-sponsored
enterprises	232,147	13,242	247	245,142	—
Corporate	12,328,112	275,239	43,219	12,560,132	—
Obligations of foreign governments	35	—	—	35	—
Municipal obligations	77,630	11,853	—	89,483	—
Commercial mortgage-backed	121,664	5,701	1,244	126,121	—
Residential mortgage-backed	10,471	393	93	10,771	—
Collateralized debt obligations	6,309	1,265	109	7,465	—
Collateralized loan obligations	12,636,656	194,294	330,059	12,500,891	(24,458)
Redeemable preferred stock	375,762	467	5,716	370,513	—
Other asset backed	3,156,886	40,053	86,087	3,110,852	—
Total fixed maturity investments	$29,043,647	$549,062	$466,778	$29,125,931	$(24,458)

27

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
2. Investments (continued)

	December 31, 2019
	Cost/	Gross	Gross
	Amortized	Unrealized	Unrealized	Fair	OTTIs
	Cost	Gains	Losses	Value	in AOCI
	(In Thousands)
Fixed maturity investments:
U.S. Treasury securities and other U.S.
government corporations and agencies	$138,436	$1,716	$823	$139,329	$—
Obligations of government-sponsored
enterprises	284,917	8,248	52	293,113	—
Corporate	10,710,707	186,251	15,007	10,881,951	(222)
Obligations of foreign governments	35	—	—	35	—
Municipal obligations	108,123	13,276	793	120,606	—
Commercial mortgage-backed	123,560	4,778	116	128,222	—
Residential mortgage-backed	22,046	561	83	22,524	107
Collateralized debt obligations	6,170	2,489	—	8,659	—
Collateralized loan obligations	10,171,999	78,234	292,203	9,958,030	—
Redeemable preferred stock	75,762	16,849	—	92,611	—
Other asset backed	3,248,866	38,158	11,043	3,275,981	—
Total fixed maturity investments	$24,890,621	$350,560	$320,120	$24,921,061	$(115)
28

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
2. Investments (continued)
The amortized cost and fair value of fixed maturity investments at December 31, 2020, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because lenders may have the right to call and borrowers may have the right to prepay obligations with or without penalties.
	Available for Sale
	Amortized	Fair
	Cost	Value
	(In Thousands)

Due one year or less	$2,789,804	$2,797,017
Due after one year through five years	6,539,303	6,619,798
Due after five years through ten years	2,107,187	2,185,643
Due after ten years	1,067,458	1,151,718
Structured securities with variable principal payments	16,539,895	16,371,755
	$29,043,647	$29,125,931

As of December 31, 2020 and 2019, there were five issuers, with a total amount of $3,823.7 million and $2,788.5 million, respectively, other than U.S. Government and its sponsored entities, where the Company had investment holdings that exceeded 10% of consolidated stockholder's equity.
29

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
2. Investments (continued)
For fixed maturity investments classified as available for sale with unrealized losses as of December 31, 2020 and 2019, the gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, are summarized as follows:
	December 31, 2020
	Less Than 12 Months		Greater Than or Equal		Total
			to 12 Months
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(In Thousands)
Fixed maturity investments, available for sale:
U.S. Treasury securities and other U.S.
government corporations and agencies	$1,276	$4	$—	$—	$1,276	$4
Obligations of government-sponsored
enterprises	19,821	247	—	—	19,821	247
Corporate	1,395,531	38,217	73,507	5,002	1,469,038	43,219
Commercial mortgage-backed	33,663	1,142	2,477	102	36,140	1,244
Residential mortgage-backed	—	—	725	93	725	93
Collateralized debt obligations	340	109	—	—	340	109
Collateralized loan obligations	3,168,690	129,107	3,273,873	200,952	6,442,563	330,059
Redeemable preferred stock	219,030	5,716	—	—	219,030	5,716
Other asset backed	667,681	73,688	795,478	12,399	1,463,159	86,087
Total fixed maturity investments, available for sale	$5,506,032	$248,230	$4,146,060	$218,548	$9,652,092	$466,778

Number of securities with unrealized losses		303		222		525
Percent investment grade (AAA through BBB-)		77%		66%		72%

30

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

	December 31, 2019
	Less Than 12 Months		Greater Than or Equal		Total
			to 12 Months
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(In Thousands)
Fixed maturity investments, available for sale:
U.S. Treasury securities and other U.S.
government corporations and agencies	$45,579	$734	$23,768	$89	$69,347	$823
Obligations of government-sponsored
enterprises	8,287	52	—	—	8,287	52
Corporate	346,165	5,815	290,818	9,192	636,983	15,007
Municipal obligations	692	4	9,979	789	10,671	793
Commercial mortgage-backed	7,385	65	3,218	51	10,603	116
Residential mortgage-backed	2,675	1	6,190	82	8,865	83
Collateralized loan obligations	2,225,280	93,134	4,454,128	199,069	6,679,408	292,203
Other asset backed	678,887	5,791	500,861	5,252	1,179,748	11,043
Total fixed maturity investments, available for sale	$3,314,950	$105,596	$5,288,962	$214,524	$8,603,912	$320,120

Number of securities with unrealized losses		244		307		551
Percent investment grade (AAA through BBB-)		69%		64%		66%

The unrealized losses on the fixed maturity investments in the table above can primarily be attributed to changes in market interest rates and changes in credit spreads since the securities were acquired. The Company does not intend to sell the investments and it is not more likely than not that the Company will be required to sell the investments before recovery of its amortized cost basis, which may be maturity. Based on that evaluation and the Company’s ability and intent to hold those investments for a reasonable period of time sufficient for a forecasted recovery of fair value, the Company does not consider those investments to be other-than-temporarily impaired at December 31, 2020 and 2019.
The Company closely monitors those securities where impairment concerns may exist by considering relevant facts and circumstances to evaluate whether the impairment of a security is other than temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position and access to capital of the issuer, including the current and future impact of any specific events; and (3) for fixed maturity securities, the Company’s intent to sell a security or whether it is more likely than not the Company will be required to sell the security before the recovery of its amortized cost basis. For asset-backed securities, several additional factors are taken into account, including cash flows, collateral sufficiency, liquidity, and economic conditions.
31

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
2. Investments (continued)
The following table provides a rollforward of credit losses recognized in earnings on fixed maturity securities still held for which a portion of the OTTI loss was recognized in OCI. The purpose of the table is to provide detail of (1) additions to bifurcated credit loss amounts recognized in net realized gains (losses) during the period and (2) decrements for previously recognized bifurcated credit losses where the loss is no longer bifurcated and/or there has been a positive change in expected cash flows or accretion of the bifurcated credit loss amount for the years ended:
	Year Ended December 31,
	2020	2019	2018
	(In Thousands)

Balance at beginning of period	$(1,634)	$(1,634)	$—
Credit losses for which an other-than-temporary impairment
was not previously recognized	(9,731)	—	(1,634)
Additional credit loss impairments on securities previously impaired	(3,839)	—	—
Balance at end of period	$(15,204)	$(1,634)	$(1,634)

32

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
2. Investments (continued)

Major categories of net investment income are summarized as follows for the years ended:
	Year Ended December 31,
	2020	2019	2018
	(In Thousands)

Interest on fixed maturity investments, available for sale	$1,416,984	$1,383,005	$1,237,319
Interest on fixed maturity investments, trading	3,692	4,780	5,973
Interest on notes receivable from related parties	117,068	165,254	201,343
Dividends on equity securities at fair value	13,430	339	285
Interest on mortgage loans	100,633	118,208	151,268
Interest on policy loans	2,881	3,383	31,101
Interest on short-term investments	7,149	28,272	22,114
Investment income on cash equivalents	9,057	29,361	9,176
Income on equity method accounting adjustment	149,739	7,722	7,489
Other	4,445	1,474	7,451
Total investment income	1,825,078	1,741,798	1,673,519

Less:
Investment expenses	68,219	59,205	60,444
Ceded to reinsurer	3,692	4,780	5,973
Net investment income	$1,753,167	$1,677,813	$1,607,102
Proceeds from sales of fixed maturity investments available for sale and realized gains and losses are as follows for the years ended:
	Year Ended December 31,
	2020	2019	2018
	(In Thousands)

Proceeds from sales	$5,049,903	$3,417,971	$7,021,981
Gross realized gains	116,555	12,707	31,992
Gross realized losses	4,446	4,423	57,709

33

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
2. Investments (continued)
Net realized/unrealized gains (losses), net of ceded reinsurance gains and associated amortization of DAC, DSI, and VOBA, consist of the following for the years ended:
	Year Ended December 31,
	2020	2019	2018
	(In Thousands)
Realized gains (losses), available for sale:
Fixed maturity investments	$116,695	$(8,491)	$(26,008)
Total realized gains (losses), available for sale	116,695	(8,491)	(26,008)

Realized gains (losses), other invested assets	(2,548)	54,640	3,228

Net realized/unrealized gains (losses), fixed maturity investments,
trading and fair value option	2,476	6,958	(5,449)

Other realized/unrealized gains (losses):
Foreign currency gains (losses)	63,293	19,425	(47,092)
Foreign exchange derivatives	(45,858)	(21,395)	66,245
Equity securities at fair value	9,920	(2,122)	(418)
Embedded derivative, funds withheld reinsurance	(2,664)	(6,863)	5,846
Other	(286)	129	(1,127)
Total other realized/unrealized gains (losses)	24,405	(10,826)	23,454
Net realized/unrealized gains (losses) before ceded reinsurance	141,028	42,281	(4,775)

Net ceded reinsurance (gains) losses	188	(94)	(347)
Net realized/unrealized gains (losses) before impairments	141,216	42,187	(5,122)

Impairments:
OTTI of available for sale securities	(16,165)	—	(6,812)
Total impairments	(16,165)	—	(6,812)

Net realized/unrealized gains (losses)	$125,051	$42,187	$(11,934)

The Company recognized $8.3 million of net unrealized gains and $2.5 million of net unrealized losses on equity securities at fair value held at December 31, 2020 and 2019, respectively.
There were no outstanding agreements to sell securities at December 31, 2020.
At December 31, 2020 and 2019, the Company pledged securities with a market value of approximately $158.1 million and $147.8 million respectively, as collateral in relation to certain institutional products.
34

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
2. Investments (continued)
At December 31, 2020 and 2019, the Company pledged securities with a market value of approximately $215.6 million and $217.6 million respectively, as collateral in relation to its reinsurance agreements (see Note 10).
At December 31, 2020 and 2019, available for sale bonds with a carrying value of $3.6 million and $3.4 million, respectively, were held in joint custody at various state insurance departments to comply with statutory regulations.
Mortgage Loans
Mortgage loans consist of commercial and residential mortgage loans. The Company evaluates risks inherent in the brick and mortar commercial mortgage loans based on the property’s operational results supporting the loan. The Company also evaluates the risks inherent in its residential mortgage loan portfolio. The carrying amount of the Company’s mortgage loan portfolio was as follows at December 31:
	December 31,
	2020	2019
	(In Thousands)

Commercial mortgage loans	$1,228,974	$1,540,901
Allowance for credit losses on commercial mortgage loans	(4,496)	—
Commercial mortgage loans, net of allowances	1,224,478	1,540,901
Residential mortgage loans	10,529	10,640
Total mortgage loans, net of allowances	$1,235,007	$1,551,541

The commercial mortgage loan portfolio consists primarily of non-recourse, fixed rate mortgages. The Company acquired $415.4 million and sold no commercial mortgage loans during the year ended December 31, 2020. The Company acquired $313.0 million and sold $117.0 million commercial mortgage loans during the year ended December 31, 2019.
The commercial mortgage loan portfolio is diversified by geographic region (all regions are within the United States, excluding foreign) and specific collateral property type as follows at December 31:

35

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

	2020		2019
	Carrying Amount	Percent of Total	Carrying Amount	Percent of Total
	(Dollars In Thousands)
Geographic distribution
Pacific	$515,140	41%	$302,935	19%
South Atlantic	309,179	25	189,976	12
Middle Atlantic	188,540	15	45,376	3
Foreign	58,158	5	319,832	21
East North Central	44,821	4	41,884	3
West South Central	37,886	3	38,925	3
West North Central	32,297	3	561,732	36
Mountain	19,752	2	20,543	1
New England	9,887	1	10,448	1
East South Central	8,818	1	9,250	1
Total	$1,224,478	100%	$1,540,901	100%

	2020		2019
	Carrying Amount	Percent of Total	Carrying Amount	Percent of Total
	(Dollars In Thousands)
Property type distribution
Office	$432,898	36%	$193,997	13%
Hotel/Motel	336,704	27	99,168	6
Apartments/Multifamily	157,104	13	426,534	28
Retail	128,151	10	123,674	8
Industrial	25,170	2	37,303	2
Other	144,451	12	660,225	43
Total	$1,224,478	100%	$1,540,901	100%

The Company actively monitors and manages its commercial mortgage loan portfolio. All commercial mortgage loans are analyzed regularly and substantially all are internally rated, based on the National Association of Insurance Commissioners (NAIC) – Risk-Based Capital’s Commercial Mortgage (CM) Rating. As the credit risk for commercial mortgage loans increases, the Company adjusts the CM Rating, per NAIC guidelines, downwards with loans in the category “CM4 and below” having the highest risk for credit loss. CM Ratings on commercial mortgage loans are updated at least annually and potentially more often for certain loans with material changes in collateral value or occupancy and for loans on an internal “watch list.”
36

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
2. Investments (continued)
Commercial mortgage loans that require more frequent and detailed attention than other loans in the portfolio are identified and placed on an internal “watch list.” Potential criteria that would indicate a possible problem are imbalances in ratios of loan to value or net operating income to debt service, major tenant vacancies or bankruptcies, borrower sponsorship problems, late payments, delinquent taxes and loan relief/restructuring requests.
The Company’s commercial mortgage loan portfolio, consisting of brick and mortar loans, by internal credit risk model was as follows at December 31:
	2020	2019
	(In Thousands)

CM1	$245,097	$248,056
CM2	154,740	972,170
CM3	565,238	202,075
CM4 and Below	259,403	118,600
	$1,224,478	$1,540,901

Commercial and residential mortgage loans are placed on non-accrual status if the Company has concerns regarding the collectability of future payments or if a loan has matured without being paid off or extended. Factors considered may include conversations with the borrower, loss of major tenant, bankruptcy of the borrower or a major tenant, decreased property cash flows for commercial mortgage loans, or number of days past due for residential mortgage loans. Based on an assessment as to the collectability of the principal, a determination is made to apply any payments received either against the principal or according to the contractual terms of the loan. When a loan is placed on non-accrual status, the accrued unpaid interest receivable is reversed against interest income. Accrual of interest resumes after factors resulting in doubts about collectability have improved. At December 31, 2020 there was one commercial mortgage loan, with a carrying value of $38.5 million, on non-accrual status. This loan was considered impaired, but a specific loan loss allowance was deemed not necessary. There were no mortgage loans on non-accrual status at December 31, 2019.
37

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
3. Variable Interest Entities
Following is a discussion of the Company’s interest in entities that meet the definition of a VIE.
Consolidated Variable Interest Entities
Collateralized Financing Entities
The Company invested in notes issued by collateralized financing entities (CFE) for which it was determined to be the primary beneficiary and therefore required to consolidate the CFE. The notes have contractual recourse only to the related assets of the CFE and are entitled to receive payments to the extent that payments are made on the underlying assets.
In consolidating the CFE, the notes were eliminated as an investment while the underlying assets of the CFE were recorded on the consolidated balance sheets as available for sale fixed maturity investments, as well as recording cash and other assets of the CFE. A liability is recorded for other noteholders’ interests in the CFE, which is carried at amortized cost. There is no equity within the CFEs; therefore, the consolidation did not impact the Company's equity balances. If the Company were to liquidate, the assets of the CFE would not be available to its general creditors, and as a result, the Company does not consider those assets available for the benefit of its investors. However, the Company's investment in the notes would be available to its general creditors. Additionally, the other investors in the CFEs have no recourse to the Company’s general assets for the debt issued by the CFEs. Therefore, such debt is not the Company’s obligation.
The total assets of consolidated CFEs were $242.5 million and $1,180.5 million at December 31, 2020 and 2019, respectively. The total liabilities of consolidated CFEs were $10.9 million and $90.1 million at December 31, 2020 and 2019, respectively.
Real Estate Mortgage Investment Conduit
During 2016, the Company invested in pass through certificates of a Real Estate Mortgage Investment Conduit (REMIC) that held a commercial mortgage loan. The Company, together with its related parties, purchased more than 50% of all the outstanding certificates. The Company holds the greatest share of the REMIC’s outstanding certificates, is therefore considered to be the primary beneficiary and, accordingly, consolidated the REMIC’s financial statements.
During 2020, the Company sold its investment in the outstanding certificates of the REMIC and ceased to be the primary beneficiary of the REMIC. Therefore, the Company is no longer required
38

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
3. Variable Interest Entities (continued)
to consolidate the underlying commercial mortgage loan, or liabilities associated with certificates owned by other investors, on the Company's consolidated balance sheets.
In consolidating the REMIC as of December 31, 2019, the purchased certificates were eliminated and the Company recorded the underlying commercial mortgage loan of the REMIC on the Company’s consolidated balance sheets. The certificates owned by other investors were recorded as a liability on the Company’s consolidated balance sheets, which is carried at amortized cost.
The total assets of the consolidated REMIC were $531.2 million at December 31, 2019. The total liabilities of the consolidated REMIC were $277.3 million at December 31, 2019.
Unconsolidated Variable Interest Entities
The Company does not need to consolidate investments in certain CFEs because it is not the primary beneficiary of the VIE. The total investment in these unconsolidated CFEs were $6,689.7 million and $6,600.6 million at December 31, 2020 and 2019, respectively, which is also the maximum exposure. Substantially all of the investments in unconsolidated CFEs were collateralized loan obligations at December 31, 2020 and 2019.
The Company has a variable interest in a number of joint ventures and partnerships, which were primarily formed for the purpose of purchasing private equity and fixed income securities, for which the Company is not the primary beneficiary. The Company's carrying amount of its investment in these VIEs reported in other invested assets on the consolidated balance sheets were $961.0 million and $544.1 million at December 31, 2020 and 2019, respectively, compared to its maximum exposure to loss of $1,239.9 million and $742.3 million at December 31, 2020 and 2019, respectively. The Company's maximum exposure to loss of these VIEs is based on existing investments in and additional commitments made to joint ventures and partnerships. Total assets of these unconsolidated entities under the equity method of accounting amounted to $746.0 million and $328.4 million at December 31, 2020 and 2019, respectively. The carrying value of unconsolidated investments accounted for under the measurement alternative under ASU 2016-01, Financial Instruments-Overall: Recognition and Measurement of Financial Assets and Financial Liabilities was $215.7 million at December 31, 2020 and 2019.
In the normal course of its activities, the Company will invest in structured investments including VIEs for which it is not the investment manager. These structured investments typically invest in
39

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
3. Variable Interest Entities (continued)
fixed income investments and are managed by third parties and include asset-backed securities, commercial mortgage-backed securities and residential mortgage-backed securities. The Company’s maximum exposure to loss on these structured investments, both VIEs and non-VIEs, is limited to the amount of its investment. See Note 2 for details regarding the carrying amounts and classification of these assets. The Company has not provided material financial or other support to these structures that was not contractually required. The Company has determined that it is not the primary beneficiary of these structures due to the fact that it does not control these entities.
4. Derivative Instruments
The Company’s overall risk management strategy includes the use of derivative financial instruments to minimize certain significant unplanned fluctuations in earnings associated with assets held and liabilities incurred or expected to be incurred. The Company’s risk of loss exposure is typically limited to the fair value of the derivative financial instruments and not the notional or contractual amounts of the derivatives.
The Company recognizes all derivative financial instruments, such as swaps, currency forwards, call options and other embedded derivatives, on the consolidated balance sheets at fair value, with appropriate adjustments to fair value reflected in earnings, regardless of the purpose or intent for holding the instrument.
The Company sells fixed index deferred annuity contracts which credit interest based on a percentage of the gain in a specified market index. This index crediting feature is an embedded derivative. Most of the premium received is invested in investment grade fixed income securities, and a portion is used to purchase derivatives consisting of call options, futures, and swaps on the applicable indices to fund the index credits due to the index annuity policyholders. At the end of each indexed annuity's index term, which may be annually, bi-annually, or every five years, the market index used to compute the index credits is reset and a new call option, future, or swap is purchased to fund the next index credit. The Company manages the cost of these purchases through the terms of the fixed index annuities, which permits it to change caps, spreads or participation rates subject to respective guaranteed minimums or maximums at the end of each policy's index term. By adjusting caps, spreads or participation rates, the Company can manage option costs except in cases where contractual features would prevent further modifications. Although the call options, futures, and swaps are designed to be effective hedges from an economic standpoint, the Company has not applied hedge accounting under ASC 815.

40

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
4. Derivative Instruments (continued)
The call options are measured at fair value with the mark-to-market generally offsetting the change in the value of the embedded derivative within the product. These call options are highly correlated to the portfolio allocations of the policyholders, such that the Company is economically hedged with respect to index returns for the current reset period.
The Company has certain variable annuity guaranteed living benefit (GLB) products with GMWB and GMAB features that are embedded derivatives. Certain features of these guarantees have elements of both insurance benefits accounted for under ASC 944-40, Financial Services – Insurance – Claim Costs and Liabilities for Future Policy Benefits, and embedded derivatives accounted for under ASC 815 and ASC 820, Fair Value Measurements (ASC 820). The value of the embedded derivative reserve and the benefit reserve are calculated based on the specific characteristics of each GLB feature.
In addition, the Company is party to coinsurance with funds withheld reinsurance arrangement with Guggenheim Life and Annuity Company (GLAC), a related party prior to January 1, 2019, (see Note 10). Under ASC 815, the Company’s reinsurance agreements contain an embedded derivative that requires bifurcation due to credit risks the reinsurer is assuming that are not clearly and closely related to the creditworthiness of the Company. The embedded derivative in the funds withheld reinsurance arrangement has characteristics similar to a total return swap, as the Company cedes the total return on a designated investment portfolio to the reinsurer. The reinsurer then assumes the risk associated with the interest credited to the policyholders on the policies covered by the agreements, which is relatively fixed. The value of the embedded derivative in the funds withheld reinsurance arrangement is equal to the value of the unrealized gain or loss on the designated investments.
The Company has entered into currency forwards, and had previously on occasion entered into currency swaps, that are contracts in which the Company agrees with other parties to deliver or receive a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The Company uses currency forwards to reduce market risks related to fluctuations in currency exchange rates with respect to investments or liabilities held and denominated in foreign currencies.
Effective July 1, 2020, the Company has elected hedge accounting under ASC 815 for certain foreign-currency-denominated available for sale securities (the Hedged Item). As of December 31, 2020, amortized cost of the Hedged Item designated and qualified as the Hedged Item in fair value
41

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
4. Derivative Instruments (continued)
hedges was $846.9 million. Fair value of forward contracts designated as hedging instruments under ASC 815-20 was $68.0 million as of December 31, 2020 and is included in other invested assets or other liabilities in the consolidated balance sheets. Change in fair value of the Hedged Item attributable to changes in foreign exchange rates, which was a $61.3 million gain for the year ended December 31, 2020 was reclassed from OCI into net realized/unrealized gains (losses), excluding impairment losses on available for sale securities within the consolidated statement of operations. The change in the estimated fair value of the derivative related to the changes in the difference between the spot price and the forward price is excluded from the assessment of hedge effectiveness. The Company has elected to record changes in estimated fair value of excluded components in earnings.
The Company uses interest rate swaps to reduce market risks from changes in interest rates and to manage interest rate exposure arising from duration mismatches between assets and liabilities. In an interest rate swap, the Company agrees with counterparties to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts calculated by reference to an agreed upon notional amount.
The fair value of the commission assignment embedded derivative (see Note 1) is determined in accordance with ASC 820. The Company uses the income approach method defined in this standard, as market participants would likely use this approach in arriving at a transaction value.
Notional amounts are used to express the extent of the Company’s involvement in derivative financial instruments and represent a standard measurement of the volume of the derivative activity. Notional amounts represent those amounts used to calculate contractual cash flows to be exchanged and are not paid or received. Credit exposure represents the gross amount owed to the Company under the derivative contracts as of the valuation date. The maximum amount of economic loss due to the credit exposure is limited by the posting of collateral by the counterparties.
42

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
4. Derivative Instruments (continued)
The notional amounts and fair value of the Company’s call options, swaps, and currency forwards by counterparty as of December 31 are as follows:
				2020
	Credit Rating		Credit Rating	Notional	Fair Value
Counterparty	(S&P)		(Moody’s)	Amount	Assets	Liabilities
				(In Thousands)

Barclays Bank PLC	A		A1	$1,447,288	$58,429	$—
BNP Paribas	A	+	Aa3	2,607,666	66,819	11
Bank of America, N.A.	A	+	Aa2	806,848	22,502	—
Canadian Imperial Bank of Commerce	A	+	Aa2	1,664,711	129,948	123,151
Citibank, N.A.	A	+	Aa3	2,372,913	130,864	65,935
Goldman Sachs International	A	+	A1	209,965	8,189	771
JPMorgan Chase Bank, N.A.	A	+	Aa2	905,461	39,598	—
Merrill Lynch International	A	+	N/A	240,590	4,922	—
Morgan Stanley & Co International PLC	A	+	Aa3	3,107,601	132,920	2,126
Morgan Stanley Capital Services LLC	A	+	Aa3	1,655,927	85,230	—
Natixis, SA	A	+	A1	532,503	3,180	9,184
NatWest Markets PLC	A	-	A3	356,876	625	12,541
Societe Generale	A		A1	194,967	5,054	—
UBS AG	A	+	Aa3	838,211	28,743	—
Exchange Traded	N/A		N/A	2,284,500	71,575	1,410
				$19,226,027	$788,598	$215,129

				2019
Counterparty	Credit Rating (S&P)		Credit Rating (Moody’s)	Notional Amount	Fair Value
				(In Thousands)

Barclays Bank PLC	A		A2	$1,358,217	$33,461
BNP Paribas	A	+	Aa3	1,188,668	10,352
Bank of America, N.A.	A	+	Aa3	374,941	8,432
Canadian Imperial Bank of Commerce	A	+	Aa2	1,604,255	6,114
Citibank, N.A.	A	+	Aa3	1,768,205	88,945
Goldman Sachs International	A	+	A1	403,850	20,586
JPMorgan Chase Bank, N.A.	A	+	Aa2	871,600	42,857
Merrill Lynch International	A	+	N/A	344,990	5,983
Morgan Stanley & Co International PLC	A	+	A1	3,015,265	111,099
Morgan Stanley Capital Services LLC	A	+	A1	2,613,460	144,361
Natixis, SA	A	+	A1	425,824	882
The Royal Bank of Scotland PLC	BBB	+	Baa2	930,390	8,120
Societe Generale	A		A1	813,600	27,934
UBS AG	A	+	Aa3	797,433	27,414
Exchange Traded	N/A		N/A	1,445,956	31,105
				$17,956,654	$567,645

43

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
4. Derivative Instruments (continued)
Collateral posted by counterparties at December 31, 2020 and 2019, applicable to derivative instruments, was $500.7 million and $532.0 million, respectively, and is reflected on the consolidated balance sheets in cash and cash equivalents. This collateral is restricted as to its use. The obligation to repay the collateral is reflected on the consolidated balance sheets. The Company also maintains a margin account at its clearing broker applicable to exchange traded and cleared derivatives. At December 31, 2020 and 2019, the balance of this account was $24.3 million and $19.9 million, respectively, and is reflected on the consolidated balance sheets in other assets. In addition, the Company has entered into tri-party arrangements with counterparties, whereby collateral is posted to and held by a third party. At December 31, 2020 and 2019, non-cash collateral posted by the counterparties under the tri-party arrangements was $5.1 million and $6.4 million, respectively, which is not reflected on the consolidated balance sheets.
The estimated fair value of net derivatives after the application of master netting agreements and collateral were as follows:
	December 31, 2020
	Gross Amounts Not Offset in the Consolidated Balance Sheet
	Gross Amount Recognized	Derivative	Cash Collateral Received/Pledged	Net Amount
	(In Thousands)

Derivative asset	$788,598	$(197,209)	$(500,673)	$90,716
Derivative liabilities	215,129	(197,209)	(16,490)	1,430

	December 31, 2019
	Gross Amounts Not Offset in the Consolidated Balance Sheet
	Gross Amount Recognized	Derivative	Cash Collateral Received/Pledged	Net Amount
	(In Thousands)

Derivative asset	$582,900	$—	$(531,970)	$50,930
The gross amount recognized for derivative assets are reported in call options or other invested assets on the consolidated balance sheets. The gross amount recognized for derivative liabilities are reported in other liabilities on the consolidated balance sheets. The gross amounts of derivative assets and liabilities are not netted for presentation on the consolidated balance sheets. The
44

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
4. Derivative Instruments (continued)
derivative amount represents the amount of offsetting derivative assets or liabilities that are subject to an enforceable master netting agreement or similar agreement. The net amount primarily represents exposure from cleared derivatives.
The fair value of the Company’s derivative financial instruments classified as assets and liabilities on the consolidated balance sheets as of December 31 is as follows:
	Derivative Asset		Derivative Liability
	2020	2019	2020	2019	Balance reported in
	(In Thousands)
Derivatives:
Interest rate swaps and total return swaps	$4,315	$2,272	$1,501	$—	Other invested assets and other liabilities
Call options	630,336	580,618	2,897	—	Call options and other liabilities
Currency forwards	153,886	—	210,451	15,255	Other invested assets and other liabilities
Futures	61	10	280	—	Other invested assets and other liabilities
Total derivative financial instruments	$788,598	$582,900	$215,129	$15,255

Embedded derivatives:
GMWB and GMAB reserves	$—	$—	$12,169	$10,863	Policy reserves and annuity account values
Fixed index annuity contracts	—	—	1,760,729	1,469,361	Policy reserves and annuity account values
Reinsurance contracts	—	—	4,168	1,518	Other liabilities
Commission assignment	—	17,669	—	—	Other assets
Total embedded derivative financial instruments	$—	$17,669	$1,777,066	$1,481,742

The following table shows the change in the fair value of the derivative financial instruments, excluding fixed index annuity contracts, in the consolidated statements of operations for the years ended:
	Year Ended December 31,
	2020	2019	2018	Change of fair value reported in
	(In Thousands)
Derivatives:
Call options	$88,321	$332,168	$(282,615)
Futures	(1,313)	193	1,563
Interest rate swaps and total return swaps	1,788	26,047	(3,635)
Change in fair value of options, futures and swaps	$88,796	$358,408	$(284,687)	Change in fair value of options, futures and swaps

Change in currency forwards and swaps	$(45,858)	$(21,395)	$66,245	Change in net realized/unrealized gains (losses)

Embedded derivatives:
GMWB and GMAB reserves	$1,306	$1,227	$(3,669)	Other benefits
Commission assignment	4,948	(1,912)	781	Other benefits
Total change in embedded derivative financial instruments	$6,254	$(685)	$(2,888)

45

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
4. Derivative Instruments (continued)
The changes in fair value of fixed index annuity contracts embedded derivative and related benefits is comprised of the following:
	Year Ended December 31,
	2020	2019	2018	Change of fair value reported in
	(In Thousands)
Fixed index annuities - embedded derivatives				Change in fixed index annuity embedded derivative and related benefits
(see Note 14)	$(115,673)	$149,068	$(211,533)
Other changes in difference between policy benefit				Change in fixed index annuity embedded derivative and related benefits
reserves computed using derivative accounting vs. long-duration contracts accounting	37,966	(45,142)	(213,722)
	$(77,707)	$103,926	$(425,255)
The amounts presented as “Other changes in difference between policy benefit reserves computed using derivative accounting vs. long-duration contracts accounting” represents the difference between policy benefit reserve change for fixed index annuities computed under the derivative accounting standard and the long-duration contracts accounting standard, less the change in fair value of our fixed index annuities embedded derivatives that is presented as Level 3 liabilities in Note 14.
46

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
5. Deferred Policy Acquisition Costs
An analysis of the deferred policy acquisition cost asset balance is presented below for the years ended:
	Year Ended December 31,
	2020	2019	2018
	(In Thousands)

Balance at beginning of period	$555,029	$421,027	$182,434
Cost deferred	446,737	285,188	258,194
Imputed interest	16,590	12,409	9,604
Amortized to expense	(178,446)	(129,993)	(77,431)
Effect of unrealized (gains) losses	(3,433)	(33,602)	48,226
Balance at end of period	$836,477	$555,029	$421,027

6. Deferred Sales Inducement Costs
An analysis of the deferred sales inducement costs asset balance is presented below for the years ended:
	Year Ended December 31,
	2020	2019	2018
	(In Thousands)

Balance at beginning of period	$207,887	$150,323	$76,362
Costs deferred	85,677	75,943	75,198
Imputed interest	4,539	3,649	3,091
Amortized to expense	(30,029)	(18,231)	(8,146)
Effect of unrealized (gains) losses	6,675	(3,797)	3,818
Balance at end of period	$274,749	$207,887	$150,323

47

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
7. Value of Business Acquired
The Company recorded VOBA that is being amortized in a similar manner to the deferred policy acquisition costs. An analysis of VOBA and associated amortization is presented below for the years ended:
	Year Ended December 31,
	2020	2019	2018
	(In Thousands)

Balance at beginning of period	$1,306,341	$1,572,143	$1,590,838
Adjustment to VOBA(1)	—	—	6,725
Imputed interest	26,443	32,200	47,185
Amortized to expense	(177,682)	(229,612)	(172,535)
Effect of unrealized (gains) losses	10,500	(68,390)	99,930
Balance at end of period	$1,165,602	$1,306,341	$1,572,143

(1)  In 2018 the Company recorded an adjustment to VOBA as a result of the one year measurement period in connection with a change in control on January 31, 2017. The reclassification resulted in a shift of VOBA from a different subsidiary of SBLH to SBLIC.

The weighted average amortization period is 35 years for VOBA. The interest accrual rate utilized to calculate the accretion of interest was 1.99% for the year ended December 31, 2020, 2.17% for the year ended December 31, 2019, and 2.32% for the year ended December 31, 2018.
The estimated future amortization schedule for the next five years based on current assumptions is expected to be as follows (in thousands) for the year ending December 31:
2021	$107,753
2022	93,552
2023	88,783
2024	85,900
2025	85,761

48

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
8. Other Assets
Property and Equipment
The following is a summary of property and equipment at cost less accumulated depreciation for the years ended December 31:
	2020	2019
	(In Thousands)

Land and improvements	$7,279	$6,730
Building	51,723	51,723
Furniture	25	25
Computer software	793	272
	59,820	58,750
Less accumulated depreciation	(8,910)	(6,695)
Net property and equipment	$50,910	$52,055

Accumulated depreciation deducted from investment in real estate amounted to $8.6 million and $6.4 million at December 31, 2020 and 2019, respectively.
Airplane
In February 2013, SAILES acquired an airplane for other investment purposes. SAILES leases the airplane under an operating lease that expires on February 28, 2025. The asset is depreciated on a straight-line method over 25 years which approximates its estimated productive life and is included in other invested assets on the consolidated balance sheets.
As a result of the Pandemic, in May 2020, SAILES entered into a Rent Postponement Agreement (the Agreement) with the lessor which reduced lease payments in September, October and November 2020, deferring the remainder of those payments until 2021. In December 2020, normally scheduled lease payments resumed. The deferred lease payments will be repaid from January to June 2021 in six installments, together with the normal lease payments. The lessor is obligated to pay interest on the deferred lease payments together with each installment. The Company determined that the Agreement was not a change in the provisions of the lease.
49

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
8. Other Assets (continued)

The following is a summary of the asset held at cost less accumulated depreciation as of December 31:
	2020	2019
	(In Thousands)

Airplane	$124,644	$124,644
Less accumulated amortization	(20,299)	(15,103)
	$104,345	$109,541

The asset is included in other invested assets on the consolidated balance sheets.
Depreciation on the asset for the years ended December 31, 2020, 2019 and 2018 was $5.2 and is included in commissions and other operating expenses in the consolidated statements of operations.
Business-Owned Life Insurance
The Company has invested in business-owned life insurance. The investment is carried in other assets on the consolidated balance sheets at net policy value of $23.2 million and $22.2 million at December 31, 2020 and 2019, respectively, with the change in net policy value recorded in other revenue of $1.0 million, $0.5 million, and $1.1 million for the years ended December 31, 2020, 2019, and 2018, respectively.
Company-Owned Life Insurance
The Company has invested in company-owned life insurance. The investment is carried in other assets at net policy value of $43.6 million and $35.9 million at December 31, 2020 and 2019, respectively, with the change in net policy value recorded as a decrease in other benefits of $7.7 million, $5.8 million and $1.6 million for the years ended December 31, 2020, 2019 and 2018, respectively.
50

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
9. Other Comprehensive Income (Loss)

The components of other comprehensive income (loss) are as follows:
	Pretax	Tax	After-Tax
	(In Thousands)
Other comprehensive income (loss) for the year ended December 31, 2018:
Unrealized gains (losses) on available for sale securities	$(631,364)	$120,755	$(510,609)
Foreign exchange adjustments on available for sale and equity method investments	(6,678)	1,402	(5,276)
Reclassification adjustment for gains (losses) included in net income	(26,008)	14,115	(11,893)
OTTI losses recognized in earnings and other comprehensive income (loss)	6,812	1,431	8,243
Net effect of unrealized gains and losses on:
DAC, DSI, and VOBA	151,974	(31,914)	120,060
Policy reserves and annuity account values	143,027	(30,036)	112,991
Total other comprehensive income (loss) for the year ended December 31, 2018	$(362,237)	$75,753	$(286,484)

Other comprehensive income (loss) for the year ended December 31, 2019
Unrealized gains (losses) on available for sale securities	$474,605	$(99,667)	$374,938
Foreign exchange adjustments on available for sale and equity method investments	20,297	(4,262)	16,035
Reclassification adjustment for gains (losses) included in net income	(8,491)	1,783	(6,708)
Net effect of unrealized gains and losses on:
DAC, DSI, and VOBA	(105,789)	22,216	(83,573)
Policy reserves and annuity account values	(128,124)	26,906	(101,218)
Total other comprehensive income (loss) for the year ended December 31, 2019	$252,498	$(53,024)	$199,474

Other comprehensive income (loss) for the year ended December 31, 2020:
Unrealized gains (losses) on available for sale securities	$(124,291)	$26,101	$(98,190)
Foreign exchange adjustments on available for sale and equity method investments	(7,558)	1,587	(5,971)
Reclassification adjustment for gains (losses) included in net income	116,695	(24,506)	92,189
OTTI losses recognized in earnings and other comprehensive income (loss)	16,165	(3,395)	12,770
Net effect of unrealized gains and losses on:
DAC, DSI, and VOBA	13,742	(2,886)	10,856
Policy reserves and annuity account values	77,035	(16,177)	60,858
Total other comprehensive income (loss) for the year ended December 31, 2020	$91,788	$(19,276)	$72,512

51

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
9. Other Comprehensive Income (Loss) (continued)
Accumulated Other Comprehensive Income
	Foreign Exchange Adjustment	Unrealized Gains (Losses) on Available for Sale Securities	Total Other Comprehensive Income (Loss)
	(In Thousands)

Accumulated other comprehensive income (loss) at January 1, 2018	$2,585	$105,116	$124,403

Other comprehensive income (loss) before reclassifications	(5,276)	(277,558)	(282,834)
Amounts reclassified from accumulated other comprehensive income (loss)(1)	–	(3,650)	(3,650)
Comprehensive income (loss)	(5,276)	(281,208)	(286,484)

Change in accounting principle	—	866	866
Accumulated other comprehensive income (loss) at December 31, 2018	(2,691)	(175,226)	(161,215)

Other comprehensive income (loss) before reclassifications	16,035	190,147	206,182
Amounts reclassified from accumulated other comprehensive income (loss)(1)	—	(6,708)	(6,708)
Accumulated other comprehensive income (loss) at December 31, 2019	13,344	8,213	38,259

Other comprehensive income (loss) before reclassifications	(5,971)	(26,476)	(32,447)
Amounts reclassified from accumulated other comprehensive income (loss)(1)	—	104,959	104,959
Accumulated other comprehensive income (loss) at December 31, 2020	$7,373	$86,696	$110,771

(1)
The amounts reclassified from accumulated other comprehensive income (loss) for unrealized gains (losses) on available for sale securities are included in net realized/unrealized gains (losses) and income tax expense in the consolidated statements of operations.

52

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
10. Reinsurance
Principal reinsurance assumed transactions are summarized as follows for the years ended:
	Year Ended December 31,
	2020	2019	2018
	(In Thousands)
Reinsurance assumed:
Premiums received	$12,964	$11,607	$13,906
Commissions paid	$2,309	$2,215	$2,367
Claims paid	$6,424	$7,488	$6,371
Surrenders paid	$56,183	$64,173	$78,534

Principal reinsurance ceded transactions are summarized as follows for the years ended:
	Year Ended December 31,
	2020	2019	2018
	(In Thousands)
Reinsurance ceded:
Premiums paid	$39,386	$44,816	$51,071
Commissions received	$1,418	$2,459	$2,759
Claim recoveries	$63,382	$66,067	$74,843
Surrenders recovered	$112,016	$175,895	$258,883

At December 31, 2020 and 2019, the Company has reinsurance recoverable receivables totaling $1,784.5 million and $1,852.6 million, respectively, for reserve credits, reinsurance claims, and other receivables from its reinsurers.
The Company has ceded to GLAC reserves of $365.0 million and $387.4 million as of December 31, 2020 and 2019, respectively. This includes reserves of $104.2 million and $107.2 million as of December 31, 2020 and 2019, respectively, assumed by the Company from an unrelated party and ceded to GLAC. These ceded reserves are recorded in policy reserve liability on the consolidated balance sheets, with the corresponding recoverable amount recorded in reinsurance recoverable on the consolidated balance sheets.
As of December 31, 2020 and 2019, the value of the Company’s funds withheld liability under all its reinsurance agreements was $116.4 million and $119.5 million, respectively, which is substantially related to GLAC.

53

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
10. Reinsurance (continued)
As of December 31, 2020 and 2019, the Company had $1,062.6 million and $1,129.6 million, respectively, of reserves that were uncollateralized by the reinsurer.
Life insurance in force ceded at December 31, 2020 and 2019 was $1,983.6 million and $2,083.5 million, respectively. Life reserves ceded at December 31, 2020 and 2019 was $571.3 million and $569.5 million, respectively.
Through its consolidated captive reinsurance subsidiary, the Company entered into an excess of loss reinsurance agreement with a third party US based reinsurance company. This excess of loss agreement covers fixed index annuities with a GLWB that are issued in 2018 through 2020. Under this excess of loss agreement, if those annuity holders continue to make lifetime withdrawals beyond certain dollar thresholds within the excess of loss coverage period (22-24 years), the third party reinsurance company will reimburse the Company for those benefit payments. The Company did not reduce any policy or annuity reserve liability as a result of this excess of loss agreement.
11. Insurance Liabilities
The major components of policy reserves and annuity account values on the consolidated balance sheets are summarized as follows as of December 31:
	2020	2019
	(In Thousands)
Policy reserves and annuity account values
Investment-type insurance contract liabilities:
Liabilities for individual annuities	$30,992,594	$27,360,983
Liabilities for group annuities	567,795	550,657
Funding agreements	511,438	495,805
Other investment-type insurance contract liabilities	1,711	1,361
Total investment-type insurance contract liabilities	32,073,538	28,408,806
Life and other reserves	1,832,072	1,897,434
Total policy reserves and annuity account values	$33,905,610	$30,306,240

54

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
11. Insurance Liabilities (continued)
General account funding agreements
The Company issued general account funding agreements to certain related parties (the related parties ceased to be considered related as of January 1, 2019) of $511.4 million and $495.8 million at December 31, 2020 and 2019, respectively, which are classified as investment-type contracts. These liabilities consist of fixed interest rate contracts. These agreements have call provisions that give the holder of the funding agreements the right to require the funding agreement be redeemed by the Company if certain adverse conditions occur.
Separate account funding agreements
The Company issued separate account funding agreements to certain related parties whereby the contract holders elect to invest in various investment options offered under the policy. As of December 31, 2020 and 2019, separate account investments funded through these agreements were $1,866.5 million and $2,059.6 million, respectively, and are reported in separate account assets and liabilities on the consolidated balance sheets. Investment income and gains or losses arising from the investments in the separate account funding agreements accrue directly to the contract holders and, therefore, are not included in investment income in the accompanying consolidated statements of operations. Revenues to the Company from the separate account funding agreements consist primarily of administrative fees assessed at the time the funding agreement was issued.
The following is a summary of the account values and net amount at risk, net of reinsurance, for fixed index annuity contracts with GMDB invested in the general account as of December 31:
	2020			2019
	Account Value	Net Amount at Risk	Weighted-Average Attained Age	Account Value	Net Amount at Risk	Weighted- Average Attained Age
	(Dollars in Millions)

Rollup GMDB	$607	$202	76	$644	$184	74

The determination of GLWB and GMDB guarantees on fixed index annuities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates, and mortality experience. The Company holds reserves for the GLWB and GMDB guarantees on the fixed index annuity contract holders.
55

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
11. Insurance Liabilities (continued)

As of December 31, 2020 and 2019, the reserve liability for the GLWB guarantee on fixed index annuities was $2,383.6 million and $1,939.2 million, respectively, and the reserve liability for the GMDB guarantee on fixed index annuities was $37.5 million and $34.6 million, respectively. These reserve liabilities are included in policy reserves and annuity account values.
The following is a summary of the account values and net amount at risk, net of reinsurance, for variable annuity contracts with GMDB invested in both general and separate accounts as of December 31:
	2020			2019
	Account Value	Net Amount at Risk	Weighted-Average Attained Age	Account Value	Net Amount at Risk	Weighted-Average Attained Age
	(Dollars in Millions)
Return of premium	$1,409	$11	66	$1,376	$11	65
Reset	153	—	60	140	—	60
Roll-up	110	43	72	109	47	71
Step-up	3,905	31	69	3,764	27	69
Combo	88	13	75	86	16	75
Subtotal	5,665	98	68	5,475	101	68

Enhanced	4	—	71	4	—	71
Total GMDB	$5,669	$98	68	$5,479	$101	68

The determination of the GMDB and GMIB guarantees on variable annuities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates, and mortality experience. The Company holds reserves and embedded derivatives for GMDB, GMIB, GMWB, and GMAB guarantees it provides for the benefit of variable annuity contract holders. The reserve liability for GMDBs on variable annuity contracts reflected on the consolidated balance sheets as of December 31, 2020 and 2019 was $12.1 million and $11.8 million, respectively. The reserve liability for GMIBs on variable annuity contracts reflected on the consolidated balance sheets as of December 31, 2020 and 2019 was $19.2 million and $17.3 million, respectively. The embedded derivative for GMWBs and GMABs on variable annuity contracts reflected on the consolidated balance sheets as of December 31, 2020 and 2019 was $8.8 million and $7.5 million, respectively. These liabilities are included in policy reserves and annuity account values.

56

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
11. Insurance Liabilities (continued)
The components of index credits and interest credited to account balances are summarized as follows:
	Year Ended December 31,
	2020	2019	2018
	(In Thousands)

Index credits	$300,965	$344,145	$480,036
Interest credited to account balances	294,246	295,309	250,989
	$595,211	$639,454	$731,025

12. Income Taxes
The Company is included in a consolidated Non-Life/Life federal income tax return filed by SBC. The Company is no longer subject to U.S. federal and state examinations by tax authorities for the years before 2014. The Internal Revenue Service is currently examining the Company’s federal tax returns for tax years 2014 through 2018.
Under a tax sharing agreement between SBC and certain of its related parties, SBC allocates income tax expenses and benefits to companies in the group generally based upon pro rata contribution of taxable income or operating losses. Through the tax sharing agreement with SBC, the Company had a receivable from SBC of $41.5 million and $16.7 million at December 31, 2020 and 2019, respectively, for taxes, which is included in other liabilities/assets on the consolidated balance sheets.
The Company's subsidiary, SARC, has a separate tax sharing agreement with SBC. Under the separate tax sharing agreement, SARC's losses are benefited only to the extent SARC could otherwise utilize the losses on a stand-alone basis.
The provision for income taxes includes current federal and state income tax expense or benefit and deferred income tax expense or benefit due to temporary differences between the financial reporting and income tax bases of assets and liabilities.
As of December 31, 2020 and 2019, the Company had no gross unrecognized tax benefits. The Company recognizes interest and penalties related to unrecognized tax benefits in interest expense as a component of operating expenses in the consolidated statements of operations. The Company
57

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
12. Income Taxes (continued)
recorded no interest expense for unrecognized tax benefits for the years ended December 31, 2020, 2019 and 2018.
Income tax expense consists of the following for the years ended:
	Year Ended December 31,
	2020	2019	2018
	(In Thousands)

Current income tax expense	$119,148	$189,661	$67,384
Deferred income tax (benefit) expense	(2,638)	(59,679)	(3,576)
Income tax expense	$116,510	$129,982	$63,808
From a tax return perspective, the Company has $163.5 million of net operating loss carryforwards (NOLs) subject to Internal Revenue Code Section 382 (Section 382). Under Section 382, the Company’s use of these NOLs is limited to $12.0 million per year.
The Company's deferred tax asset position includes $560.0 million of federal net operating loss carryforwards. The entire NOL is related to SARC losses.
The Company had no NOLs in 2020 for any states in which it is required to file an income tax return.
The differences between reported income tax expense and the results from applying the statutory federal rate to income before income tax expense are as follows for the years ended:
	Year Ended December 31,
	2020	2019	2018
	(In Thousands)

Federal income tax expense computed at statutory rate	$123,127	$132,748	$91,187
Increases (decreases) in taxes resulting from:
Dividends received deduction	(2,534)	(2,257)	(1,934)
Prior period adjustments	(1,022)	2,577	400
Tax exempt interest	(336)	(154)	(500)
Tax rate differential	—	—	(22,755)
Other	(2,725)	(2,932)	(2,590)
Income tax expense	$116,510	$129,982	$63,808
“Other” in the above table includes state income taxes, nondeductible meals and entertainment, nondeductible dues and penalties, and other miscellaneous differences and adjustments.
58

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
12. Income Taxes (continued)
Net deferred income tax assets and liabilities consist of the following as of December 31:
	2020	2019
	(In Thousands)

Deferred income tax assets:
Future policy benefits	$412,444	$410,964
Credit carryover	8,666	8,666
Rider fee	10,948	10,407
Net operating loss carryforward	115,112	90,996
Other	30,605	6,342
Total deferred income tax assets	577,775	527,375

Deferred income tax liabilities:
Net unrealized gain on derivatives	78,453	62,259
Deferred policy acquisition costs and deferred sales
inducements	202,215	131,893
Net unrealized capital gain on investments	14,557	14,345
Investments	8,477	890
Value of business acquired	242,571	274,332
Depreciation	28,190	29,093
Commission accrual	—	4,413
Other	11,512	1,712
Total deferred income tax liabilities	585,975	518,937
Net deferred income tax assets (liabilities)	$(8,200)	$8,438
The oldest credit carryover will expire in 2031 and relates to general business credits.
The Company assesses the available positive and negative evidence surrounding the recoverability of the deferred income tax assets and applies its judgment in estimating the amount of valuation allowance necessary under the circumstances. The Company did not record a valuation allowance on deferred tax assets as of December 31, 2020 and 2019.
13. Goodwill
As of December 31, 2020 and 2019, the Company had a carrying value of goodwill of $96.9 million. Impairment of goodwill is evaluated annually for SBLIC. As a result of the December 31, 2020 and 2019 annual impairment test, the Company determined that the carrying value of goodwill did not exceed the fair value of SBLIC; therefore, no amounts were impaired.
59

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
14. Fair Value Measurements
Fair Value Hierarchy
In accordance with ASC 820, the Company groups its financial assets and liabilities measured at fair value in three levels based on the inputs and assumptions used to determine the fair value. The levels are as follows:
Level 1 – Valuations are based upon unadjusted quoted prices for identical instruments traded in active markets.
Level 2 – Valuations are based upon quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active, model-based valuation techniques for which significant assumptions are observable in the market, and option pricing models using inputs observable in the market.
Level 3 – Valuations are generated from techniques that use significant assumptions not observable in the market. These unobservable assumptions reflect the Company’s assumptions that market participants would use in pricing the asset or liability. Valuation techniques include discounted cash flow models, spread-based models, and similar techniques, using the best information available in the circumstances.
Determination of Fair Value
Under ASC 820, the Company bases fair values on the price that would be received to sell an asset (exit price) or paid to transfer a liability in an orderly transaction between market participants at the measurement date. It is the Company’s policy to maximize the use of observable inputs and minimize the use of unobservable inputs when developing fair value measurements, in accordance with the fair value hierarchy in ASC 820.
Cash equivalents
Cash equivalents include highly liquid securities with an original maturity of 90 days or less and money market accounts. The cash equivalents based on quoted market prices are included in Level 1 assets. When quoted prices are not available, the Company utilizes an independent pricing service, and includes those cash equivalents in Level 2 assets.
60

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
14. Fair Value Measurements (continued)

Fixed maturity investments
The fair values of fixed maturity securities in an active and orderly market are largely determined by utilizing third party pricing services. The Company has regular interactions with pricing services and its investment advisors to understand the pricing methodologies used and to confirm the prices are utilizing observable inputs. The pricing methodologies will vary based on the asset class and include inputs such as estimated cash flows, reported trades, broker quotes, credit quality, industry and economic events. Fixed maturity investments with fair values obtained from pricing services, applicable market indices, or internal models with substantially observable inputs are included in Level 2.
The Company will obtain a broker quote or utilize an internal pricing model specific to the asset utilizing unobservable relevant inputs if the Company is not able to utilize observable inputs. These assets are included in Level 3.
Equity securities
Fair values of equity securities are determined using quoted prices in active markets for identical assets when available, which are included in Level 1. When quoted prices are not available, the Company utilizes internal valuation methodologies appropriate for the specific asset that use observable inputs such as underlying share prices; therefore, the assets are included in Level 2.
Fair values might also be determined using broker quotes or through the use of internal models or analysis that incorporates significant assumptions deemed appropriate given the circumstances and consistent with what other market participants would use when pricing such securities. These assets are included in Level 3.
Short-term investments
Fair values of short-term investments are determined using broker quotes or through the use of internal models or analysis that incorporate significant assumptions deemed appropriate given the circumstances and consistent with what other market participants would use when pricing such investments. These assets are included in Levels 2 or 3, depending on the observability of the inputs.
61

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
14. Fair Value Measurements (continued)

Call options, currency forwards, swaps, and futures
Certain fair values of call options are valued with models that use market observable inputs, which are included in Level 2. Currency forwards with fair values obtained from pricing services with substantially observable inputs are included in Level 2. Swaps with fair values obtained from counterparties with substantially observable inputs are included in Level 2. Futures, swaps, and call options with fair values obtained from unadjusted quoted prices for identical instruments traded in active markets are included in Level 1.
Separate account assets
Separate account assets include equity securities, investments in notes receivable and investments in partnerships. The fair value of the equity securities within the separate accounts is determined using quoted prices in active markets for identical assets and is reflected in Level 1. The fair value of the investments in private notes within the separate accounts was determined using internal pricing models using inputs unobservable in the market. The fair value for partnerships within the separate accounts was determined through the use of an external third party pricing specialist through the use of the market approach, income approach, and underlying assets approach. The investments in private notes and partnerships are reflected in Level 3.
Reinsurance derivative asset/liability
The fair value of the reinsurance derivative is estimated based on the fair value of the assets supporting the funds withheld reinsurance liability under the coinsurance funds withheld arrangement or based on the fair value of the investment contract guarantee embedded derivative. These assets/liabilities are included in Level 3.
Embedded derivatives – commission assignment
The fair value of the commission assignment embedded derivatives is determined by comparing the current period updated actuarial projected future cash flows, discounted to present value, to the amortized cost of the base level commission payments on the reporting date. The main variables considered in the actuarial projected future cash flows include: (i) policies that remain in-force; (ii) persistency expectations; (iii) expected future cash flows related to the level commission payments; and (iv) discount rate. These assets are included in Level 3.
62

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
14. Fair Value Measurements (continued)
Embedded derivatives – GMWB and GMAB reserves
The Company records guarantees for variable annuity contracts containing guaranteed riders for GMABs and GMWBs as derivative instruments. The fair value of the obligation is calculated based on unobservable inputs with actuarial and capital market assumptions related to the projected cash flows, including benefits and related contract charges, over the anticipated life of the related contracts. The cash flow estimates are produced using stochastic techniques under a variety of market returns scenarios and other assumptions. These liabilities are included in Level 3.
Embedded derivatives – fixed index annuity contracts
Fair values of the Company’s embedded derivative component of the fixed index annuity policy liabilities are determined by (i) projecting policy contract values and minimum guaranteed contract values over the expected lives of the contracts and (ii) discounting the excess of the projected contract value amounts at the applicable risk-free interest rates adjusted for the nonperformance risk related to those liabilities. The projections of policy contract values are based on the Company’s best estimate assumptions for future policy growth and future policy decrements. The Company’s best estimate assumptions for future policy growth include assumptions for the expected index credit on the next policy anniversary date derived from the fair values of the underlying call options purchased to fund such index credits and the expected costs of call options the Company will purchase in the future to fund index credits beyond the next policy anniversary. The projections of minimum guaranteed contract values include the same best estimate assumptions for policy decrements as were used to project policy contract values. These liabilities are included in Level 3.
One of the Company’s fixed index annuity products has an embedded derivative feature that returns GLWB rider charges in excess of index credits over a five year period. The guarantee is reset on each fifth policy anniversary while in the accumulation phase. The fair value of the policy’s embedded derivative is determined using the mean present value of a risk-neutral stochastic projection of the account value. Discount rates are projected risk-free rates plus the Company’s own credit spread margin. These liabilities are included in Level 3.
63

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
14. Fair Value Measurements (continued)
Assets and Liabilities Measured and Reported at Fair Value
The following table presents categories measured at fair value on a recurring basis:
	December 31, 2020
		Fair Value Hierarchy Level
	Fair Value	Level 1	Level 2	Level 3
	(In Thousands)
Assets:
Cash equivalents	$33,920	$32,669	$1,251	$—
Fixed maturity investments:
U.S. Treasury securities and other U.S.
government corporations and agencies	104,526	—	104,526	—
Obligations of government-sponsored enterprises	245,141	—	245,141	—
Corporate	12,621,163	—	1,947,614	10,673,549
Obligations of foreign governments	36	—	36	—
Municipal obligations	89,483	—	79,692	9,791
Commercial mortgage-backed	126,120	—	119,766	6,354
Residential mortgage-backed	10,772	—	10,772	—
Collateralized debt obligations	7,464	—	7,464	—
Collateralized loan obligations	12,515,669	—	11,533,991	981,678
Redeemable preferred stock	371,215	—	1,811	369,404
Other asset backed	3,114,825	—	1,109,518	2,005,307
Total fixed maturity investments	29,206,414	—	15,160,331	14,046,083
Equity securities:
Consumer	94,621	69,120	25,000	501
Mutual funds	4,395	4,395	—	—
Preferred stocks	248,699	—	43,978	204,721
Total equity securities	347,715	73,515	68,978	205,222

Short-term investments	5,346	—	—	5,346
Call options	630,336	69,725	560,611	—
Currency forwards and swaps	153,886	—	153,886	—
Interest rate swaps and total return swaps	4,314	1,791	2,523	—
Futures	61	61	—	—
Separate account assets	5,370,332	3,503,832	—	1,866,500
Total assets	$35,752,324	$3,681,593	$15,947,580	$16,123,151

Liabilities:
Call options	$2,897	$—	$2,897	$—
Currency forwards and swaps	210,451	—	210,451	—
Interest rate swaps and total return swaps	1,501	1,130	371	—
Futures	280	280	—	—
Derivatives and embedded derivatives:
GMWB and GMAB reserves	12,169	—	—	12,169
Reinsurance derivative liability	4,168	—	—	4,168
Fixed index annuity contracts	1,760,729	—	—	1,760,729
Total liabilities	$1,992,195	$1,410	$213,719	$1,777,066

64

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
14. Fair Value Measurements (continued)

	December 31, 2019
		Fair Value Hierarchy Level
	Fair Value	Level 1	Level 2	Level 3
	(In Thousands)
Assets:
Cash equivalents	$1,761,776	$1,575,634	$186,142	$—
Fixed maturity investments:
U.S. Treasury securities and other U.S.
government corporations and agencies	139,329	—	139,329	—
Obligations of government-sponsored enterprises	293,113	—	293,113	—
Corporate	10,944,384	—	3,411,548	7,532,836
Obligations of foreign governments	35	—	35	—
Municipal obligations	120,606	—	120,606	—
Commercial mortgage-backed	131,166	—	127,932	3,234
Residential mortgage-backed	22,524	—	17,723	4,801
Collateralized debt obligations	8,659	—	8,659	—
Collateralized loan obligations	9,983,702	—	8,724,268	1,259,434
Redeemable preferred stock	93,325	—	1,775	91,550
Other asset backed	3,279,882	—	1,705,803	1,574,079
Total fixed maturity investments	25,016,725	—	14,550,791	10,465,934
Equity securities:
Consumer	9,600	9,600	—	—
Mutual Funds	4,176	4,176	—	—
Preferred stocks	15,039	—	15,039	—
Total equity securities	28,815	13,776	15,039	—

Short-term investments	2,400	—	125	2,275
Call options	580,618	30,424	550,194	—
Interest rate swaps and total return swaps	2,272	372	1,900	—
Futures	10	10	—	—
Commission assignment derivative asset	17,669	—	—	17,669
Separate account assets	5,418,208	3,358,608	—	2,059,600
Total assets	$32,828,493	$4,978,824	$15,304,191	$12,545,478

Liabilities:
Derivatives and embedded derivatives:
GMWB and GMAB reserves	$10,863	$—	$—	$10,863
Currency forwards and swaps	15,255	—	15,255	—
Reinsurance derivative liability	1,518	—	—	1,518
Fixed index annuity contracts	1,469,361	—	—	1,469,361
Total liabilities	$1,496,997	$—	$15,255	$1,481,742
65

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
14. Fair Value Measurements (continued)
Changes in Level 3 Fair Value Measurements
The reconciliation for all Level 3 assets and liabilities measured at fair value using significant unobservable inputs for the year ended December 31, 2020 is as follows:
	Balance at January 1, 2020	Total Realized/Unrealized		Purchases, Issuances, Sales, and Settlements	Transfers	Balance at December 31, 2020	Change in Unrealized Gains (losses) in Net Income for Positions Still Held	Change in Unrealized Gains (losses) in Other Comprehensive Income for Positions Still Held
		Gains and Losses
		Included in Net Income(1)	Included in Other Comprehensive Income
	(In Thousands)
Assets:
Fixed maturity investments:
Corporate	$7,532,836	$(29,821)	$36,161	$1,352,701	$1,781,672	$10,673,549	$92	$109,024
Municipal obligations	—	—	(37)	9,828	—	9,791	—	(37)
Commercial mortgage-backed	3,234	1	130	2,989	—	6,354	—	130
Residential mortgage-backed	4,801	—	—	(4,801)	—	—	—	—
Collateralized loan obligations	1,259,434	1,537	(1,395)	245,435	(523,333)	981,678	—	(1,395)
Redeemable preferred stock	91,550	1	(22,147)	300,000	—	369,404	—	(22,147)
Other asset backed	1,574,079	2,322	(70,205)	(71,559)	570,670	2,005,307	—	(56,554)
Total fixed maturity investments	10,465,934	(25,960)	(57,493)	1,834,593	1,829,009	14,046,083	92	29,021

Equity securities:
Consumer	—	501	—	—	—	501	501	—
Preferred stock	—	(15,279)	—	—	220,000	204,721	(15,279)	—
Total equity securities	—	(14,778)	—	—	220,000	205,222	(14,778)	—

Short-term investments	2,275	—	(54)	3,125	—	5,346	—	(54)
Commission assignment
derivative asset	17,669	(17,669)	—	—	—	—	—	—
Separate account assets(2)	2,059,600	170,300	—	(363,400)	—	1,866,500	—	—
Total assets	$12,545,478	$111,893	$(57,547)	$1,474,318	$2,049,009	$16,123,151	$(14,686)	$28,967

Liabilities:
Derivatives and embedded
derivatives:
GMWB and GMAB reserves	$10,863	$1,306	$—	$—	$—	$12,169	$—	$—
Reinsurance derivative liability	1,518	2,650	—	—	—	4,168	—	—
Fixed index annuity contracts	1,469,361	(115,672)	—	407,040	—	1,760,729	—	—
Total liabilities	$1,481,742	$(111,716)	$—	$407,040	$—	$1,777,066	$—	$—
(1)	Both realized gains (losses) and mark-to-market unrealized gains (losses) are generally reported in net realized capital gains (losses) within the consolidated statements of operations.
(2)	Gains and losses for separate account assets do not impact net income as the change in value of separate account assets is offset by a change in value of separate account liabilities.
(3)
Unrealized gains (losses) on available for sale securities are included in accumulated other comprehensive income on the consolidated balance sheets, and realized gains (losses) on available for sale securities are included in net realized/unrealized gains (losses) in the consolidated statements of operations.

66

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
14. Fair Value Measurements (continued)

The details of the Level 3 purchases, issuances, sales, and settlements for the year ended December 31, 2020 is as follows:
	Purchases	Issuances	Sales	Settlements	Net
	(In Thousands)
Assets:
Fixed maturity investments:
Corporate	$4,096,927	$173,994	$2,260,393	$657,827	$1,352,701
Municipal obligations	10,026	—	—	198	9,828
Commercial mortgage-backed	5,241	—	—	2,252	2,989
Residential mortgage-backed	—	—	4,801	—	(4,801)
Collateralized loan obligations	877,665	—	11,431	620,799	245,435
Other asset backed	80,070	—	—	151,629	(71,559)
Redeemable preferred stock	300,000	—	—	—	300,000
Total fixed maturity investments	5,369,929	173,994	2,276,625	1,432,705	1,834,593

Short-term investments	48,469	—	—	45,344	3,125
Separate account assets	—	—	—	363,400	(363,400)
Total assets	$5,418,398	$173,994	$2,276,625	$1,841,449	$1,474,318

Liabilities:
Derivatives and embedded derivatives:
Fixed index annuity contracts	$—	$451,122	$—	$44,082	$407,040
Total liabilities	$—	$451,122	$—	$44,082	$407,040

67

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
14. Fair Value Measurements (continued)
The reconciliation for all Level 3 assets and liabilities measured at fair value using significant unobservable inputs for the year ended December 31, 2019 is as follows:
	Balance at January 1, 2019	Total Realized/Unrealized		Purchases, Issuances, Sales, and Settlements	Transfers	Balance at December 31, 2019	Change in Unrealized Gains (losses) in Net Income for Positions Still Held
		Gains and Losses
		Included in Net Income(1)	Included in Other Comprehensive Income
	(In Thousands)
Assets:
Fixed maturity investments:
Corporate	$7,350,484	$(11,421)	$193,328	$15,749	$(15,304)	$7,532,836	$86
Commercial mortgage-backed	3,186	2	76	(30)	—	3,234	—
Residential mortgage-backed	5,469	(4)	61	(725)	—	4,801	—
Collateralized loan obligations	828,294	(10,287)	(3,579)	771,139	(326,134)	1,259,434	—
Other asset backed	1,922,957	2,188	(2,657)	(326,096)	(22,313)	1,574,079	—
Redeemable preferred stock	70,009	—	21,541	—	—	91,550	—
Total fixed maturity investments	10,180,399	(19,522)	208,770	460,037	(363,751)	10,465,934	86

Equity securities:
Financial	171	350	(146)	(375)	—	—	—
Total equity securities	171	350	(146)	(375)	—	—	—

Short-term investments	485	—	28	1,762	—	2,275	—
Reinsurance derivative asset	4,835	(4,835)	—	—	—	—	—
Commission assignment
derivative asset	15,757	1,912	—	—	—	17,669	—
Separate account assets(2)	1,861,800	197,800	—	—	—	2,059,600	—
Total assets	$12,063,447	$175,705	$208,652	$461,424	$(363,751)	$12,545,478	$86

Liabilities:
Derivatives and embedded derivatives:
Reinsurance derivative liability	$—	$1,518	$—	$—	$—	$1,518	$—
GMWB and GMAB reserves	9,636	1,227	—	—	—	10,863	—
Fixed index annuity contracts	1,218,022	149,068	—	102,271	—	1,469,361	—
Total liabilities	$1,227,658	$151,813	$—	$102,271	$—	$1,481,742	$—
(1)	Both realized gains (losses) and mark-to-market unrealized gains (losses) are generally reported in net realized capital gains (losses) within the consolidated statements of operations.
(2)	Gains and losses for separate account assets do not impact net income as the change in value of separate account assets is offset by a change in value of separate account liabilities.
(3)
Unrealized gains (losses) on available for sale securities are included in accumulated other comprehensive income on the consolidated balance sheets, and realized gains (losses) on available for sale securities are included in net realized/unrealized gains (losses) in the consolidated statements of operations.

68

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
14. Fair Value Measurements (continued)
The detail of the Level 3 purchases, issuances, sales, and settlements for the year ended December 31, 2019 is as follows:
	Purchases	Issuances	Sales	Settlements	Net
	(In Thousands)
Assets:
Fixed maturity investments:
Corporate	$4,040,531	$111,126	$3,078,903	$1,057,005	$15,749
Other asset backed	186,057	—	223,642	288,511	(326,096)
Collateralized loan obligations	918,905	—	93,734	54,032	771,139
Total fixed maturity investments	5,145,493	111,126	3,396,279	1,400,303	460,037

Short-term investments	84,083	—	—	82,321	1,762
Total assets	$5,229,576	$111,126	$3,396,654	$1,482,624	$461,424

Liabilities:
Derivatives and embedded derivatives:
Fixed index annuity contracts	$—	$136,227	$—	$33,956	$102,271
Total liabilities	$—	$136,227	$—	$33,956	$102,271
69

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
14. Fair Value Measurements (continued)
Transfers
Transfers into and out of Level 3 of assets and liabilities measured at fair value for the year ended December 31, 2020 are as follows:
	Transfers out of Level 2 into Level 3	Transfers out of Level 3 into Level 2	Transfer out of Measurement Alternative into Level 3
	(In Thousands)
Assets:
Fixed maturity investments:
Corporate	$1,781,672	$—	$—
Collateralized loan obligations	959	(524,292)	—
Other asset backed	571,663	(993)	—
Total fixed maturity investments	$2,354,294	$(525,285)	$—

Equity securities:
Preferred stock	$—	$—	$220,000
Transfers into and out of Level 3 of assets and liabilities measured at fair value for the year ended December 31, 2019 are as follows:
	Transfers out of Level 2 into Level 3	Transfers out of Level 3 into Level 2	Transfer out of Measurement Alternative into Level 3
	(In Thousands)
Assets:
Fixed maturity investments:
Corporate	$—	$(15,304)	$—
Collateralized loan obligations	250,280	(576,414)	—
Other asset backed	—	(22,313)	—
Total fixed maturity investments	$250,280	$(614,031)	$—
The majority of the assets transferred into Level 3 during 2020 and 2019 was due to the inability to obtain a price from a recognized third party pricing vendor or due to changes in the observability of inputs or valuation techniques. The majority of assets transferred out of Level 3 during 2020 and 2019 was due to the ability to obtain a price from a recognized third party pricing vendor or due to changes in the observability of inputs or valuation techniques.

70

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
14. Fair Value Measurements (continued)
Quantitative Information about Level 3 Fair Value Measurements
The following table provides quantitative information about the significant unobservable inputs used for fair value measurements categorized within Level 3, excluding assets and liabilities for which significant unobservable inputs primarily consist of those valued using broker quotes.
	As of December 31, 2020
	Assets / Liabilities Measured at Fair Value	Valuation Technique(s)	Unobservable Input Description	Input/Range of Inputs [Weighted Average](4)
	(In Thousands)
Assets:
Fixed maturity investments:
Corporate	$8,316,819	Discount Model	Credit Spread	35 - 1470 [391] basis points (bps)
	210,594		Discount Rate	2.55% - 10.50% [4.59%]
	15,984		Weighted Average Cost of Capital	7.00%
	1,014,588	Spread Duration	Credit Spread	202 - 728 [421] bps
	1,146	Market Comparables	Broadcast cash flow (BCF) multiple	6.22x
	1,063,291	Waterfall	Cashflows
Municipal obligations	9,791	Discount Model	Credit Spread	380 bps
Collateralized loan obligations	158,691	Discount Model	Discount Rate	2.40% - 10.25% [4.04%]
	7,119	Residual Equity	Residual Equity
Redeemable preferred stock	300,088	Discount Model	Discount Rate	1.50%
	69,316	Market Comparables	Price/Book Multiple	0.93x
Other asset backed	1,056,929	Discount Model	Credit Spread	49 - 1795 [431] bps
	495,019		Market Yield	5.33%
	3,891		Discount Rate	2.04% - 9.00% [5.47%]
	19,905	Spread Duration	Credit Spread	123 bps
Total fixed maturity investments	12,743,171

Short-Term investments	5,346	Discount Model	Discount Rate	7.50

Equity securities:
Preferred stock	204,721	Discount Model	Credit Spread	6.21%
Total equity securities	204,721

Separate account assets	1,866,500	Revenue Multiples	Projected Revenues	6.5x
		Discounted Cash Flow	Discount Rate	70 - 800 [475] bps
		See Note (3)
Total assets	$14,814,397	See Note (2)

	As of December 31, 2020
	Assets / Liabilities Measured at Fair Value	Valuation Technique(s)	Unobservable Input Description	Input/Range of Inputs [Weighted Average]
	(In Thousands)
Liabilities:
Embedded derivatives:
GMWB and GMAB reserves	$12,169	Discounted Cash Flow	Own credit spread	1.58%
			Long-term equity market volatility	Market Consistent
			Risk margin	5%
Reinsurance derivative liability	4,168	See Note (1)
Fixed index annuity contracts	1,760,729	Discounted Cash Flow	Own credit spread	1.58%
			Risk margin	0.11% - 0.17%
Total liabilities	$1,777,066

71

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
14. Fair Value Measurements (continued)

	As of December 31, 2019
	Assets / Liabilities Measured at Fair Value	Valuation Technique(s)	Unobservable Input Description	Input/Range of Inputs [Weighted Average]
	(In Thousands)
Assets:
Fixed maturity investments:
Corporate	$6,562,483	Discount Model	Credit Spread	128 - 575 [355] basis points (bps)
	72,119		Discount Rate	3.05% - 11.00% [7.26%]
	340,878	Market Comparables	Credit Spread	195 - 362 [302] bps
	316,511	Spread Duration	Credit Spread	299 - 821 [677] bps
	161,976	Yield Analysis	Yield	4.95% - 9.68% [7.55%]
	44,468	Waterfall	Cashflows
	1,442	Enterprise Value	Broadcast cash flow (BCF) multiple	5.2x
Collateralized loan obligations	159,736	Discount Model	Discount Rate	2.15% - 9.30% [3.69%]
	550		Credit Spread	284 bps
	10,026	Market Comparables	Credit Spread	352 bps
	7,162	Residual Equity	Residual Equity
Redeemable preferred stock	91,550	Market Comparables	Price/Book Multiple	1.23x
Other asset backed	1,206,075	Discount Model	Credit Spread	128 - 312 [239] bps
	9,274		Discount Rate	3.08% - 9.75% [4.90%]
	723	Yield Analysis	Yield	3.19%
Total fixed maturity investments	8,984,973

Short-Term investments	2,275	Discount Model	Credit Spread	519 bps
Commission assignment
derivative asset	17,669	Income Approach	Years Discounted	0.08 yrs - 10.01 yrs [1.55 yrs]
			Interpolated Yield	4.48% - 7.12% [5.12%]
			Uncertainty Premium	0.44% - 10.08% [1.57%]
Separate account assets	2,059,600	Revenue Multiples	Projected Revenues	6.0 – 6.5x [6.26x]
		Discounted Cash Flow	Discount Rate	675 – 866 [764] bps
		Discounted Cash Flow	Discount Rate Curve	2.10% - 8.00%
		Land Sale Comparison	Value per Buildable Square Footage	$170.00 - 380.00 [258.80]
		See Note (3)
Total assets	$11,062,244	See Note (2)

	As of December 31, 2019
	Assets / Liabilities Measured at Fair Value	Valuation Technique(s)	Unobservable Input Description	Input/Range of Inputs [Weighted Average]
	(In Thousands)
Liabilities:
Embedded derivatives:
GMWB and GMAB reserves	$10,863	Discounted Cash Flow	Own credit spread	0.89%
			Long-term equity market volatility	Market Consistent
			Risk margin	5%
Reinsurance derivative liability	1,518	See Note (1)
Fixed index annuity contracts	1,469,361	Discounted Cash Flow	Own credit spread	0.89%
			Risk margin	0.08% - 0.17%
Total liabilities	$1,481,742

(1)	Equal to the net unrealized gains or losses on the underlying assets held in trust to support the funds withheld liability and the fair value of the investment guarantee embedded derivative.
(2)	The tables above exclude certain securities for which the fair value of $1,303.4 million and $1,481.0 million as of December 31, 2020 and 2019, respectively, was based on non-binding broker quotes.
(3)	Separate account investments in partnerships for which the fair value as of December 31, 2020 and 2019 was determined through a third party valuation of the fair value of the underlying investments.
(4)	Unobservable inputs were weighted by the relative fair value of the instruments.

72

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
14. Fair Value Measurements (continued)
Market comparable discount rates are used as the base rate in the discounted cash flows used to determine the fair value of certain assets. Increases or decreases in the credit spreads on the comparable assets could cause the fair value of assets to significantly decrease or increase, respectively. Additionally, the Company may adjust the base discount rate or the modeled price by applying an illiquidity premium given the highly structured nature of certain assets. Increases or decreases in this illiquidity premium could cause significant decreases or increases, respectively, in the fair value of the asset.
Increases or decreases in assumed lapse and mortality rates could cause the fair value of the commission assignment embedded derivative to significantly decrease or increase, respectively.
Increases or decreases in market volatilities could cause significant increases or decreases, respectively, in the fair value of the GMWB and GMAB reserve and fixed index annuity contract embedded derivative. Long duration interest rates are used as the mean return when projecting the growth in the value of associated account value. The amount of claims will increase if account value is not sufficient to cover guaranteed withdrawals.
Increases or decreases in risk free rates could cause the fair value of the GMWB and GMAB reserve and fixed index annuity contract embedded derivatives to significantly decrease or increase, respectively. Increases or decreases in the Company’s credit risk, which impacts the rates used to discount future cash flows, could significantly decrease or increase, respectively, the fair value of the embedded derivative. All of these changes in fair value would impact net income.
Increases or decreases in market volatilities of the underlying assets supporting the funds withheld liability could cause significant increases or decreases, respectively, in the fair value of the embedded derivatives.
Measurement Alternative for Measuring Equity Investments
The Company accounts for certain equity investments without readily determinable fair values under the measurement alternative. The carrying value of equity investments accounted for under the measurement alternative was $215.7 million and $435.7 million at December 31, 2020 and 2019, respectively. There were no impairments or adjustments to the carrying value for the years ended December 31, 2020 and 2019.
73

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
14. Fair Value Measurements (continued)
Financial Instruments Not Reported at Fair Value
The carrying value and estimated fair value of financial instruments not recorded at fair value on a recurring basis but required to be disclosed at fair value are as follows:
	December 31, 2020
			Fair Value Hierarchy Level
	Carrying Amount	Fair Value	Level 1	Level 2	Level 3
	(In Thousands)
Assets (liabilities)
Mortgage loans	$1,235,007	$1,279,706	$—	$272,000	$1,007,706
Notes receivable from related parties	1,364,160	1,364,160	—	943,260	420,900
Policy loans	68,431	68,509	—	—	68,509
Business-owned life insurance	23,204	23,204	—	—	23,204
Company-owned life insurance	43,556	43,556	—	—	43,556
Supplementary contracts without life
contingencies	(64,592)	(68,629)	—	—	(68,629)
Individual and group annuities	(8,052,611)	(8,296,688)	—	—	(8,296,688)
Debt from consolidated VIEs	(8,836)	(8,120)	—	—	(8,120)
Surplus notes	(117,337)	(110,116)	—	—	(110,116)
Mortgage debt	(6,078)	(6,078)	—	—	(6,078)
Separate account liabilities	(5,370,332)	(5,370,332)	(3,503,832)	—	(1,866,500)

	December 31, 2019
			Fair Value Hierarchy Level
	Carrying Amount	Fair Value	Level 1	Level 2	Level 3
	(In Thousands)
Assets (liabilities)
Mortgage loans	$1,551,541	$1,590,379	$—	$609,160	$981,219
Notes receivable from related parties	940,177	940,182	—	888,182	52,000
Policy loans	75,984	76,073	—	—	76,073
Business-owned life insurance	22,194	22,194	—	—	22,194
Company-owned life insurance	35,863	35,863	—	—	35,863
Supplementary contracts without life
contingencies	(66,417)	(70,007)	—	—	(70,007)
Individual and group annuities	(6,939,205)	(7,266,618)	—	—	(7,266,618)
Debt from consolidated VIEs	(345,681)	(360,656)	—	—	(360,656)
Notes payable related to commission
assignments	(8,197)	(8,197)	—	—	(8,197)
Surplus notes	(118,244)	(131,462)	—	—	(131,462)
Mortgage debt	(9,838)	(10,305)	—	—	(10,305)
Separate account liabilities	(5,418,208)	(5,418,208)	(3,358,608)	—	(2,059,600)

74

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
15. Commitments and Contingencies
In connection with its investments in certain limited partnerships, the Company is committed to invest additional capital of $279.0 million, of which $64.1 million is with related parties, as of December 31, 2020, as required by the general partner. The Company had committed up to $2,618.7 million in unfunded bridge loans, unfunded revolvers, and other private investments, as of December 31, 2020, of which $798.6 million is with related parties or securitizations in which related parties act as collateral managers.
In connection with its investments in certain limited partnerships, the Company is committed to invest additional capital of $198.2 million, of which $151.9 million is with related parties, as of December 31, 2019, as required by the general partner. The Company had committed up to $2,939.7 million in unfunded bridge loans, unfunded revolvers, and other private investments, as of December 31, 2019, of which $1,191.3 million is with related parties or securitizations in which related parties act as collateral managers.
Other legal and regulatory matters: The Company is party to legal and arbitral proceedings, subject to complaints, and the like in the ordinary course of business, is periodically examined by its regulators in the ordinary course of business, and may discuss certain matters with its regulators that come up during such examinations or otherwise. Management currently does not believe that any litigation, arbitration, complaint or other such matter to which it is party, or that any actions by its regulators with respect to any such examinations or matters under discussion with them, will, alone or collectively, materially adversely affect the Company’s results of operations or financial condition.
75

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
16. Debt
Line of credit
At December 31, 2020, the Company has access to a $102.8 million line of credit facility from the Federal Home Loan Bank of Topeka (FHLB). Overnight borrowings in connection with this line of credit bear interest at 0.26% over the Federal Funds rate (0.09% at December 31, 2020). The Company had no borrowings under this line of credit at December 31, 2020 and 2019. The amount of the line of credit is determined by the fair market value of the Company’s available collateral held by FHLB, primarily mortgage-backed securities and commercial mortgage loans, not already pledged as collateral under existing contracts as of December 31, 2020.
Surplus notes
The Company has outstanding surplus notes with a carrying value of $117.3 million and $118.2 million at December 31, 2020 and 2019, respectively. The surplus notes consist of $100.0 million of 7.45% notes issued in October 2003 and maturing on October 1, 2033. The surplus notes were issued pursuant to Rule 144A under the Securities Act of 1933. The surplus notes have repayment conditions and restrictions, whereby each payment of interest or principal on the surplus notes may be made only with the prior approval of the Commissioner of the Kansas Insurance Department (the Kansas Commissioner) and only out of surplus funds that the Kansas Commissioner determines to be available for such payment under the Kansas Insurance Code.
Mortgage debt
The primary mortgage financing for the Company’s home office property was arranged through FHLB. Although structured as a sale-leaseback transaction, substantially all of the risks and rewards of property ownership have been retained by the Company. Accordingly, the arrangement has been accounted for as a mortgage financing of the entire premises by the Company.
The underlying mortgage loan agreement with FHLB bears interest at 6.726% and will be fully paid off in 2022, with monthly principal and interest payments totaling $318,754. The financing is collateralized by a first mortgage on the premises.
The outstanding mortgage balance at December 31, 2020 and 2019, of $6.1 million and $9.8 million, respectively, is reflected on the consolidated balance sheets in mortgage debt.

76

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
16. Debt (continued)
Future principal payments
At December 31, 2020, future principal payments for the years ending December 31 are as follows:
Mortgage Debt
(In Thousands)

2021	$3,568
2022	1,875
$5,443

Interest expense as presented in the consolidated statements of operations consisted of the following for the years ended:
	Year Ended December 31,
	2020	2019	2018
	(In Thousands)
Debt/notes payable:
Surplus note interest	$6,543	$6,591	$6,637
Debt from consolidated VIE interest	39,715	54,287	72,558
Notes payable related to commission
assignments interest	356	1,233	2,792
Note payable - SAILES 2, LLC interest	14	14	3,901
Mortgage debt interest	65	282	484
Total debt/notes payable interest	46,693	62,407	86,372
Repurchase agreement interest	—	1,973	2,003
Other interest	1,958	9,842	10,298
Total	$48,651	$74,222	$98,673

17. Related-Party Transactions
There are numerous transactions between the Company and entities related to the Company. Following are those the Company considers material (0.5% of assets for investment related transactions) that are not otherwise discussed (see Notes 1, 2 and 10).
The Company reported amounts receivable from parent, subsidiaries and related parties of $2.6 million and $5.6 million at December 31, 2020 and 2019. The Company reported amounts payable to parent, subsidiaries and related parties of $24.7 million and $14.5 million at December 31, 2020 and 2019, respectively. Inter-company transactions regularly occur in the normal course of business and are normally settled within 30 days.

77

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
17. Related-Party Transactions (continued)
As of December 31, 2020 and 2019, the Company had the following investments in related parties with interest rates ranging from 2.2% to 7.7% and maturity dates ranging from February 2021 through April 2024. These investments are included in notes receivable from related parties on the consolidated balance sheets and are typically fully collateralized by assets of the debtor:
	December 31,
	2020	2019
	(In Thousands)

Blackbrook Property Holdings S.A.R.L.	$124,227	$—
Chain Bridge Opportunistic Funding
Holdings, LLC	302,000	16,000
Chesney Park, LLC	229,000	—
Dawn Acres II, LLC	146,000	—
Dawn Acres III, LLC	84,000	—
Free State Funding, LLC	100,000	—
Holliday Park, LLC	93,000	326,000
Shamrock Valley, LLC	—	85,000
Triple8, LLC	16,000	66,000
Other	269,933	447,177
	$1,364,160	$940,177

As of December 31, 2020 and 2019, the Company had investments in commercial and residential mortgage loans with related parties in the amount of $551.7 million and $329.7 million, respectively.
As of December 31, 2020 and 2019, the Company had investments in joint ventures and partnerships of $746.0 million and $328.4 million, respectively, accounted for under the equity method pursuant to ASC 970-323-25-6. As such, these investments are considered to be with related parties. The Company also had investments in joint ventures and partnerships with related parties held under the measurement alternative of $215.7 million as of December 31, 2020 and 2019. These investments are included in other invested assets on the consolidated balance sheets.

78

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
17. Related-Party Transactions (continued)
As of December 31, 2020 and 2019, the Company had the following individually material investments in securitizations in which related parties act as collateral managers. The repayment of these investments is provided by unrelated party assets and the Company does not have recourse to the related collateral manager in the case of non-performance on the unrelated assets. These investments are included in fixed maturity investments available for sale on the consolidated balance sheets.
	December 31,
	2020	2019
	(In Thousands)
Cedar Crest, LLC	$623,656	$—
CBAM 2017-1, LTD	237,936	237,087
CBAM 2017-2, LTD	330,595	337,588
CBAM 2017-3, LTD	280,053	279,081
CBAM 2017-4, LTD	277,413	268,651
CBAM 2018-5, LTD	246,171	245,152
CBAM 2018-6, LTD	257,443	261,638
CBAM 2018-7, LTD	198,030	198,224
Cottonwood CLO LLC	—	361,962
Gage Park, LLC	640,290	—
SCF Realty Capital Master Trust	66,832	90,968
Shawnee 1892, LLC	814,600	—
Other	1,745,230	1,333,748

79

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
17. Related-Party Transactions (continued)
As of December 31, 2020 and 2019, the Company had the following individually material investments in other related parties. These investments are included in fixed maturity investments available for sale on the consolidated balance sheets:
	December 31,
	2020	2019
	(In Thousands)

American Media & Entertainment	$204,384	$210,673
American Media Productions, LLC	400,000	416,779
Arch Portfolio Trust, LLC	238,000	150,000
Banner Creek Bridge, LLC	379,724	176,000
BH Luxury Residences, LLC	457,045	405,118
Cain International, LLC	1,083,541	939,393
Canon Portfolio Trust, LLC	262,996	216,493
CBAM CLO Management, LLC	265,005	266,884
CI FCL Funding 2 PLC	214,184	—
Collins Park, LLC	264,437	141,000
DCP Rights, LLC	495,019	500,000
Eldridge Equipment Finance, LLC	174,413	161,453
LAISAH, LLC	458,906	458,906
Mason Portfolio Trust, LLC	239,000	195,000
Mayfair Portfolio Trust, LLC	215,000	146,000
Mirror Media IP Holdings, LLC	295,450	297,325
Oasis BH, LLC	308,943	243,866
Oneida Portfolio Trust, LLC	165,000	172,000
Original Narrative Library, LLC	208,650	—
Palmer Portfolio Trust	258,000	74,000
PD Holdings	265,000	220,000
Putnam Asset Holdings, LLC	261,000	181,000
Quinton Heights, LLC	147,000	243,000
Ridge Media Holdings, LLC	256,900	243,000
Steamboat Portfolio Trust, LLC	254,000	232,000
Three L Finance Holdings, LLC	226,224	209,880
Wanamaker Portfolio Trust, LLC	265,000	220,000
Other	1,298,470	881,075
Pursuant to an agreement effective January 1, 2017, the Company paid $108.3 million, $100.2 million and $93.9 million for the years ended December 31, 2020, 2019 and 2018, respectively, to Eldridge Business Services, LLC for providing investment services and business development services related to investment strategy, asset origination, developing new and differentiated products, enhancing existing or developing new marketing and distribution strategies, and assisting in capital planning and rating agency support.
80

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
17. Related-Party Transactions (continued)
The Company invests in CLOs managed by CBAM and Maranon Capital, L.P. The Company also invests in warehouses for CLOs and loan and mezzanine investment funds managed by related parties. The manager of the CLO is entitled to senior, subordinated and incentive management fees payable by the CLO issuer; in some cases, the manager of the warehouse entity is entitled to management fees payable by the warehouse entity and the manager of the fund is entitled to fees. The Company is not directly liable for such fees, but, insofar as the Company directly or indirectly owns any portion of the most subordinate or “equity” tranche of a CLO or a warehouse entity or investment in a fund, the Company may be considered to bear the portion of such fees indirectly. The aggregate of such portions of such fees borne by the Company indirectly for periods in which any such manager was a related party were $49.0 million and $50.8 million for the years ended December 31, 2020 and 2019, respectively.
The Company received $21.1 million, $20.4 million and $18.5 million for the years ended December 31, 2020, 2019 and 2018, respectively, from related parties for distribution support fees based on asset values. These fees are included in other revenues in the consolidated statements of operations.
The Company paid fees of $169.5 million, $147.4 million and $143.8 million for the years ended December 31, 2020, 2019 and 2018, respectively, to SBBS for providing management and administrative services.
The Company paid fees of $20.3 million, $17.7 million and $18.0 million for the years ended December 31, 2020, 2019 and 2018, respectively, to SE2, LLC (a subsidiary of SBC), and various other related parties for providing management and administrative services. These fees are included in commissions and other operating expenses in the consolidated statements of operations.
The Company paid interest of $62.9 million, $40.0 million and $74.6 million for the years ended December 31, 2020, 2019 and 2018, respectively, to related parties on VIE debt and other loans with related parties.
In December 2019, the Company completed a transaction involving related parties to dispose of investments in CFEs with a fair value of $1,027.1 million at the transaction date, resulting in deconsolidation of the CFEs. As part of this transaction, the Company issued a collateral loan
81

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
17. Related-Party Transactions (continued)
investment to a related party (PD Holdings, LLC) and received both related (American Media Productions, LLC) and unrelated party bonds.
As of December 31, 2018, the Company held a short-term promissory loan of $421.4 million at a rate of 7.90% with a related party (LAISAH, LLC). During 2019 the related party refinanced this debt into a long-term bond, which the Company now holds, in the amount of $458.9 million at a rate of 7.375%.
During the fourth quarter of 2019, the Company reacquired from Shamrock Valley LLC, one of the two commercial mortgage loans sold in the prior year, as well as an additional bond in an unrelated issuer. The total carrying value of these investments was $273.3 million as of the year ended December 31, 2019. In addition, the Company assumed a delayed draw real estate loan contingency as part of the transaction. The total contingency amount was $60.4 million as of the year ended December 31, 2019 and is reported in Note 15.
The Company received $580.4 million and $85.0 million in capital contributions from SBLH during 2020 and 2019, respectively. The Company paid $63.3 million and $50.0 million in dividends to SBLH during 2020 and 2019, respectively.
18. Statutory Financial Information and Regulatory Net Capital Requirements
The Company’s statutory-basis financial statements are prepared on the basis of accounting practices prescribed or permitted by the Kansas Insurance Department and the Vermont Department of Financial Regulation, as applicable. Kansas and Vermont have adopted the National Association of Insurance Commissioners’ accounting practices and procedures manual of statutory accounting practices (NAIC SAP) as the basis of its statutory accounting practices. In addition, the Kansas Commissioner and the Vermont Commissioner have the right to prescribe or permit other specific practices that may deviate from NAIC SAP. Permitted statutory accounting practices encompass all accounting practices that are not prescribed; such practices may differ from state to state, may differ from company to company within a state, and may change in the future.
Effective July 1, 2019, the State of Kansas adopted a statute for eligible derivative assets that differ from NAIC SAP which allows the Company, to the extent the hedging program is and continues to be economically effective, to report the eligible derivative assets at amortized cost. Eligible derivative assets consist of call and put options used to hedge the fixed index annuity index credits. In addition, under NAIC SAP, the corresponding reserve liabilities that are hedged by the call and
82

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
18. Statutory Financial Information and Regulatory Net Capital Requirements (continued)

put options are calculated under Actuarial Guideline (AG) 35, whereas the statute allows the reserves to assume the market value of the eligible derivative assets associated with the current interest crediting periods to be zero. At the conclusion of each interest crediting period, interest credited is reflected in reserves as realized. Prior to July 1, 2019, the Company was granted a permitted practice by the State of Kansas that provided the same accounting treatment as the statute.
Effective January 1, 2020, the Kansas Commissioner approved the Company changing its reserving valuation basis for fixed index annuities using AG43 to AG33 and permitted the Company to recognize the reserve impact over 2020 and 2021.
The consolidated impact of these practices on statutory surplus, including the impact of income taxes, was to increase statutory surplus by $178.2 million and $19.4 million as of December 31, 2020 and 2019, respectively. The consolidated impact of these practices on statutory net income, including the impact of income taxes, was to decrease statutory net income by $311.4 million and $145.7 million for the years ended December 31, 2020 and 2019, respectively.
Redundant statutory reserves relating to GLWB benefits on fixed index annuity contracts were ceded by SBLIC to SARC, an SBLIC subsidiary, of $518.5 million and $364.7 million as of December 31, 2020 and 2019, respectively. The assumed reserves on SARC were supported by an excess of loss receivable asset permitted by the Vermont Department of Financial Regulation.
SBLIC total adjusted capital, including surplus notes (see Note 16), was $4,154.2 million and $3,508.9 million at December 31, 2020 and 2019, respectively. Statutory net income of the insurance operations was $426.3 million, $216.5 million, and $272.2 million for the years ended December 31, 2020, 2019, and 2018, respectively.
Life insurance companies are subject to certain risk-based capital (RBC) requirements as specified by state law. The NAIC SAP has a standard formula for calculating RBC based on the risk factors relating to an insurance company’s capital and surplus, including asset risk, credit risk, underwriting risk, and business risk. State laws specify regulatory actions if any insurance company’s adjusted capital falls below certain levels, including the company action-level RBC and the authorized control-level RBC.
The Company may not, without notice to the Kansas Commissioner and (A) the expiration of 30 days without disapproval by the Kansas Commissioner or (B) the Kansas Commissioner’s earlier
83

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
18. Statutory Financial Information and Regulatory Net Capital Requirements (continued)
approval, pay a dividend or distribution of cash or other property whose fair market value together with that of other dividends or distributions made within the preceding 12 months exceeds the greater of (1) 10% of its surplus as regards to policyholders as of the preceding December 31 or (2) the net gain from operations, not including realized capital gains, for the 12-month period ending on the preceding December 31. Any dividends paid must be paid from unassigned surplus.
SD is subject to the SEC Uniform Net Capital Rule (Rule 15c3-1 under the Securities Exchange Act of 1934). SD computes its net capital requirements under the basic method, which requires the maintenance of minimum net capital (greater of $25,000 or 6 2/3% of aggregated indebtedness) and requires that the ratio of aggregate indebtedness to net capital, both as defined, shall not exceed 15 to 1. Advances to related parties, dividend payments, and other equity withdrawals are subject to certain notification and other provisions of the SEC Uniform Net Capital Rule or other regulatory bodies.
At December 31, 2020, SD had net capital of $34.1 million, which was $30.4 million in excess of its required net capital of $3.8 million. SD claims exemption from Rule 15c3-3, which requires a reserve with respect to customer funds, pursuant to Paragraph (k)(2)(i) thereof. SD’s ratio of aggregate indebtedness to net capital was 1.65 to 1 at December 31, 2020.
19. Subsequent Events
Subsequent events have been evaluated through April 16, 2021, which is the date the financial statements were issued.
84

Exhibits and Financial Statement Schedules

85

Security Benefit Life Insurance Company and Subsidiaries
Exhibits and Financial Statement Schedules
Years Ended December 31, 2020, 2019 and 2018

86

Report of Independent Auditors
The Board of Directors
Security Benefit Life Insurance Company
We have audited the consolidated financial statements of Security Benefit Life Insurance Company and subsidiaries (the Company) as of December 31, 2020 and 2019, for each of the three years in the period ended December 31, 2020, and have issued our report thereon dated April 16, 2021 (included elsewhere in this Registration Statement). Our audits of the consolidated financial statements included the financial statement schedules listed in Item 24(a)(2) of this Registration Statement. These schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on these schedules based on our audits.
In our opinion, the schedules present fairly, in all material respects, the information set forth therein when considered in conjunction with the consolidated financial statements.
/s/ Ernst & Young LLP
Kansas City, Missouri
April 16, 2021

87

Security Benefit Life Insurance Company and Subsidiaries
Schedule I - Summary of Investments
Other Than Investments in Related Parties
As of December 31, 2020

	December 31, 2020
	Cost adjusted for related party	Value adjusted for related party	Amount at which shown in the balance sheet adjusted for related party
Securities available for sale:	(In Thousands)
Fixed maturity investments:
U.S. Treasury securities and other U.S.
government corporations and agencies	$97,975	$104,526	$104,526
Obligations of government-sponsored
enterprises	232,147	245,141	245,141
Corporate	3,874,476	4,058,952	4,058,952
Foreign governments	35	36	36
Municipal obligations	77,630	89,483	89,483
Commercial mortgage-backed	121,664	126,121	126,121
Residential mortgage-backed	6,309	7,464	7,464
Collateralized debt obligations	10,471	10,772	10,772
Collateralized loan obligations	7,389,553	7,227,957	7,227,957
Redeemable preferred stock	75,762	70,426	70,426
Other asset backed	1,957,898	1,905,512	1,905,512
Total fixed maturity investments	$13,843,920	$13,846,390	$13,846,390

Equity securities:
Consumer	$76,371	$94,119	$94,119
Mutual funds	5,028	4,395	4,395
Preferred stocks	41,900	43,978	43,978
Total equity securities	$123,299	$142,492	$142,492

Securities Fair Value Option:
Fixed maturities	$74,012	$80,483	$80,483

Mortgage loans	684,162	720,238	686,220
Cash and cash equivalents	1,210,986	1,210,986	1,210,986
Call options	425,720	630,336	630,336
Other invested assets	263,168	263,168	263,168
	$16,625,267	$16,894,093	$16,860,075

See accompanying Report of Independent Auditors

88

Security Benefit Life Insurance Company and Subsidiaries
Schedule III - Supplementary Insurance Information
As of December 31, 2020 and 2019

	Deferred policy acquisition cost	Future policy benefits, losses, claims and loss expenses	Unearned premiums	Other policy claims and benefits payable
	(In Thousands)
As of December 31, 2020:
Life insurance	$836,477	$31,453,322	$—	$2,452,288
As of December 31, 2019:
Life insurance	555,029	28,303,362	—	2,002,878

	Premium revenue	Net investment income	Benefits, claims, losses and settlement expenses	Amortization of deferred policy acquisition costs	Other operating expenses
	(In Thousands)
As of December 31, 2020:
Life insurance	$223,572	$1,753,167	$1,046,899	$161,856	$373,631
As of December 31, 2019:
Life insurance	216,746	1,677,813	1,086,693	118,512	379,848

See accompanying Report of Independent Auditors

89

Security Benefit Life Insurance Company and Subsidiaries
Schedule IV - Reinsurance
Years Ended December 31, 2020, 2019 and 2018

	December 31, 2020
	Gross amount	Ceded to other companies	Assumed from companies	Net amount	Percent of amount assumed to net
	(Dollars In Thousands)

Life insurance in force	$1,989,403	$1,983,608	$80,412	$86,207	93%
Premiums:
Life insurance	19,797	19,797	3,049	3,049	100
Annuity	4,481,273	19,588	9,914	4,471,599	0
Total premiums	$4,501,070	$39,385	$12,963	$4,474,648	0%

	December 31, 2019
	Gross amount	Ceded to other companies	Assumed from companies	Net amount	Percent of amount assumed to net
	(Dollars In Thousands)

Life insurance in force	$2,088,844	$2,083,502	$74,096	$79,438	93%
Premiums:
Life insurance	20,973	20,973	3,387	3,387	100
Annuity	2,795,596	23,842	8,220	2,779,974	0
Accident and Health Insurance	—	—	1	1	100
Total premiums	$2,816,569	$44,815	$11,607	$2,783,361	0%

	December 31, 2018
	Gross amount	Ceded to other companies	Assumed from companies	Net amount	Percent of amount assumed to net
	(Dollars In Thousands)

Life insurance in force	$2,199,250	$2,194,529	$64,078	$68,799	93%
Premiums:
Life insurance	23,429	23,430	3,462	3,461	100
Annuity	2,007,314	27,642	10,443	1,990,115	1
Accident and Health Insurance	—	—	1	1	100
Total premiums	$2,030,743	$51,072	$13,905	$1,993,576	1%

90

Financial Statements

SBL Variable Annuity Account XIV
Year Ended December 31, 2020
With Report of Independent Registered Public Accounting Firm

SBL Variable Annuity Account XIV

Financial Statements

Year Ended December 31, 2020

Contents

Report of Independent Registered Public Accounting Firm	1

Audited Financial Statements

Statements of Net Assets	14
Statements of Operations and Change in Net Assets	25
Notes to Financial Statements	167
1. Organization and Significant Accounting Policies	167
2. Variable Annuity Contract Charges	197
3. Summary of Unit Transactions	203
4. Financial Highlights	219
5. Subsequent Events	309

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Security Benefit Life Insurance Company and Contract Owners of SBL Variable Annuity Account XIV

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of each of the subaccounts listed in the Appendix that comprise SBL Variable Annuity Account XIV (the Separate Account), as of December 31, 2020 and the related statements of operations and changes in net assets for each of the periods indicated in the Appendix, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2020, the results of its operations and changes in its net assets for each of the periods indicated in the Appendix, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ ERNST & YOUNG LLP

We have served as the Separate Account’s auditor since 2000.

Kansas City, MO
April 28, 2021

Appendix

Subaccounts comprising SBL Variable Annuity Account XIV

Subaccounts	Statements of operations and changes in net assets
7Twelve Balanced Portfolio Class 3	For each of the two years in the period ended December 31, 2020
AB VPS Dynamic Asset Allocation	For each of the two years in the period ended December 31, 2020
AB VPS Global Thematic Growth	For each of the two years in the period ended December 31, 2020
AB VPS Growth and Income	For each of the two years in the period ended December 31, 2020
AB VPS Small/Mid Cap Value	For each of the two years in the period ended December 31, 2020
Alger Capital Appreciation	For each of the two years in the period ended December 31, 2020
Alger Large Cap Growth	For each of the two years in the period ended December 31, 2020
ALPS/Alerian Energy Infrastructure	For each of the two years in the period ended December 31, 2020
American Century Diversified Bond	For each of the two years in the period ended December 31, 2020
American Century Equity Income	For each of the two years in the period ended December 31, 2020
American Century Heritage	For each of the two years in the period ended December 31, 2020
American Century International Bond	For each of the two years in the period ended December 31, 2020
American Century International Growth	For each of the two years in the period ended December 31, 2020
American Century Select	For each of the two years in the period ended December 31, 2020
American Century Strategic Allocation: Aggressive	For each of the two years in the period ended December 31, 2020
American Century Strategic Allocation: Conservative	For each of the two years in the period ended December 31, 2020
American Century Strategic Allocation: Moderate	For each of the two years in the period ended December 31, 2020
American Century Ultra®	For each of the two years in the period ended December 31, 2020
American Century VP Disciplined Core Value	For each of the two years in the period ended December 31, 2020
American Century VP Inflation Protection	For each of the two years in the period ended December 31, 2020
American Century VP International	For each of the two years in the period ended December 31, 2020
American Century VP Mid Cap Value	For each of the two years in the period ended December 31, 2020
American Century VP Ultra®	For each of the two years in the period ended December 31, 2020
American Century VP Value	For each of the two years in the period ended December 31, 2020
American Funds IS® Asset Allocation	For each of the two years in the period ended December 31, 2020
American Funds IS® Blue Chip Income and Growth	For each of the two years in the period ended December 31, 2020
American Funds IS® Capital World Bond	For each of the two years in the period ended December 31, 2020
American Funds IS® Global Growth	For each of the two years in the period ended December 31, 2020
American Funds IS® Global Growth and Income	For each of the two years in the period ended December 31, 2020
American Funds IS® Global Small Capitalization	For each of the two years in the period ended December 31, 2020
American Funds IS® Growth	For each of the two years in the period ended December 31, 2020
American Funds IS® Growth-Income	For each of the two years in the period ended December 31, 2020
American Funds IS® International	For each of the two years in the period ended December 31, 2020

Subaccounts	Statements of operations and changes in net assets
American Funds IS® International Growth and Income	For each of the two years in the period ended December 31, 2020
American Funds IS® Mortgage	For each of the two years in the period ended December 31, 2020
American Funds IS® New World	For each of the two years in the period ended December 31, 2020
American Funds IS® U.S. Government/AAA-Rated Securities	For each of the two years in the period ended December 31, 2020
AMG Managers Fairpointe Mid Cap	For each of the two years in the period ended December 31, 2020
Ariel®	For each of the two years in the period ended December 31, 2020
Baron Asset	For each of the two years in the period ended December 31, 2020
BlackRock Advantage Large Cap Core V.I.	For each of the two years in the period ended December 31, 2020
BlackRock Advantage Small Cap Growth	For each of the two years in the period ended December 31, 2020
BlackRock Basic Value V.I.	For each of the two years in the period ended December 31, 2020
BlackRock Capital Appreciation V.I.	For each of the two years in the period ended December 31, 2020
BlackRock Equity Dividend	For each of the two years in the period ended December 31, 2020
BlackRock Equity Dividend V.I.	For each of the two years in the period ended December 31, 2020
BlackRock Global Allocation	For each of the two years in the period ended December 31, 2020
BlackRock Global Allocation V.I.	For each of the two years in the period ended December 31, 2020
BlackRock High Yield V.I.	For each of the two years in the period ended December 31, 2020
BlackRock International Dividend	For each of the two years in the period ended December 31, 2020
BlackRock Large Cap Focus Growth V.I.	For each of the two years in the period ended December 31, 2020
BNY Mellon Appreciation	For each of the two years in the period ended December 31, 2020
BNY Mellon Dynamic Value	For each of the two years in the period ended December 31, 2020
BNY Mellon IP MidCap Stock	For each of the two years in the period ended December 31, 2020
BNY Mellon IP Small Cap Stock Index	For each of the two years in the period ended December 31, 2020
BNY Mellon IP Technology Growth	For each of the two years in the period ended December 31, 2020
BNY Mellon Opportunistic Midcap Value	For each of the two years in the period ended December 31, 2020
BNY Mellon Stock Index	For each of the two years in the period ended December 31, 2020
BNY Mellon VIF Appreciation	For each of the two years in the period ended December 31, 2020
Calamos® Growth	For each of the two years in the period ended December 31, 2020
Calamos® Growth and Income	For each of the two years in the period ended December 31, 2020
Calamos® High Income Opportunities	For each of the two years in the period ended December 31, 2020
ClearBridge Small Cap Growth	For each of the two years in the period ended December 31, 2020
ClearBridge Variable Aggressive Growth	For each of the two years in the period ended December 31, 2020
ClearBridge Variable Small Cap Growth	For each of the two years in the period ended December 31, 2020
Dimensional VA Equity Allocation	For the year ended December 31, 2020 and period from May 1, 2019 (commencement of operations) through December 31, 2019
Dimensional VA Global Bond Portfolio	For each of the two years in the period ended December 31, 2020
Dimensional VA International Small Portfolio	For each of the two years in the period ended December 31, 2020
Dimensional VA International Value Portfolio	For each of the two years in the period ended December 31, 2020

Subaccounts	Statements of operations and changes in net assets
Dimensional VA Short-Term Fixed Portfolio	For each of the two years in the period ended December 31, 2020
Dimensional VA U.S. Large Value Portfolio	For each of the two years in the period ended December 31, 2020
Dimensional VA U.S. Targeted Value Portfolio	For each of the two years in the period ended December 31, 2020
DWS Capital Growth VIP	For each of the two years in the period ended December 31, 2020
DWS Core Equity VIP	For each of the two years in the period ended December 31, 2020
DWS CROCI® U.S. VIP	For each of the two years in the period ended December 31, 2020
DWS Global Small Cap VIP	For each of the two years in the period ended December 31, 2020
DWS High Income VIP	For each of the two years in the period ended December 31, 2020
DWS International Growth VIP	For each of the two years in the period ended December 31, 2020
DWS Small Mid Cap Value VIP	For each of the two years in the period ended December 31, 2020
Eaton Vance VT Floating-Rate Income	For each of the two years in the period ended December 31, 2020
Federated Hermes Corporate Bond	For each of the two years in the period ended December 31, 2020
Federated Hermes Fund for U.S. Government Securities II	For each of the two years in the period ended December 31, 2020
Federated Hermes High Income Bond II	For each of the two years in the period ended December 31, 2020
FFI Strategies	For each of the two years in the period ended December 31, 2020
Fidelity® Advisor Dividend Growth	For each of the two years in the period ended December 31, 2020
Fidelity® Advisor International Capital Appreciation	For each of the two years in the period ended December 31, 2020
Fidelity® Advisor Leveraged Company Stock	For each of the two years in the period ended December 31, 2020
Fidelity® Advisor New Insights	For each of the two years in the period ended December 31, 2020
Fidelity® Advisor Real Estate	For each of the two years in the period ended December 31, 2020
Fidelity® Advisor Stock Selector Mid Cap	For each of the two years in the period ended December 31, 2020
Fidelity® Advisor Value Strategies	For each of the two years in the period ended December 31, 2020
Fidelity® VIP Balanced	For each of the two years in the period ended December 31, 2020
Fidelity® VIP Contrafund	For each of the two years in the period ended December 31, 2020
Fidelity® VIP Disciplined Small Cap	For each of the two years in the period ended December 31, 2020
Fidelity® VIP Emerging Markets	For each of the two years in the period ended December 31, 2020
Fidelity® VIP Equity-Income	For each of the two years in the period ended December 31, 2020
Fidelity® VIP Growth & Income	For each of the two years in the period ended December 31, 2020
Fidelity® VIP Growth Opportunities	For each of the two years in the period ended December 31, 2020
Fidelity® VIP High Income	For each of the two years in the period ended December 31, 2020
Fidelity® VIP Index 500	For each of the two years in the period ended December 31, 2020
Fidelity® VIP Investment Grade Bond	For each of the two years in the period ended December 31, 2020
Fidelity® VIP Mid Cap	For each of the two years in the period ended December 31, 2020
Fidelity® VIP Overseas	For each of the two years in the period ended December 31, 2020
Fidelity® VIP Real Estate	For each of the two years in the period ended December 31, 2020
Fidelity® VIP Strategic Income	For each of the two years in the period ended December 31, 2020
Franklin Allocation VIP Fund	For each of the two years in the period ended December 31, 2020
Franklin Flex Cap Growth VIP Fund	For each of the two years in the period ended December 31, 2020
Franklin Growth and Income VIP Fund	For each of the two years in the period ended December 31, 2020

Subaccounts	Statements of operations and changes in net assets
Franklin Income VIP Fund	For each of the two years in the period ended December 31, 2020
Franklin Large Cap Growth VIP Fund	For each of the two years in the period ended December 31, 2020
Franklin Mutual Global Discovery VIP Fund	For each of the two years in the period ended December 31, 2020
Franklin Mutual Shares VIP Fund	For each of the two years in the period ended December 31, 2020
Franklin Rising Dividends VIP Fund	For each of the two years in the period ended December 31, 2020
Franklin Small Cap Value VIP Fund	For each of the two years in the period ended December 31, 2020
Franklin Small-Mid Cap Growth VIP Fund	For each of the two years in the period ended December 31, 2020
Franklin Strategic Income VIP Fund	For each of the two years in the period ended December 31, 2020
Franklin U.S. Government Securities VIP Fund	For each of the two years in the period ended December 31, 2020
Goldman Sachs Emerging Markets Equity	For each of the two years in the period ended December 31, 2020
Goldman Sachs Government Income	For each of the two years in the period ended December 31, 2020
Goldman Sachs VIT Growth Opportunities	For each of the two years in the period ended December 31, 2020
Goldman Sachs VIT High Quality Floating Rate	For each of the two years in the period ended December 31, 2020
Goldman Sachs VIT International Equity Insights	For each of the two years in the period ended December 31, 2020
Goldman Sachs VIT Large Cap Value	For each of the two years in the period ended December 31, 2020
Goldman Sachs VIT Mid Cap Value	For each of the two years in the period ended December 31, 2020
Goldman Sachs VIT Small Cap Equity Insights	For each of the two years in the period ended December 31, 2020
Goldman Sachs VIT Strategic Growth	For each of the two years in the period ended December 31, 2020
Guggenheim Alpha Opportunity	For each of the two years in the period ended December 31, 2020
Guggenheim Floating Rate Strategies	For each of the two years in the period ended December 31, 2020
Guggenheim High Yield	For each of the two years in the period ended December 31, 2020
Guggenheim Large Cap Value	For each of the two years in the period ended December 31, 2020
Guggenheim Long Short Equity	For each of the two years in the period ended December 31, 2020
Guggenheim Macro Opportunities	For each of the two years in the period ended December 31, 2020
Guggenheim Multi-Hedge Strategies	For each of the two years in the period ended December 31, 2020
Guggenheim Small Cap Value	For each of the two years in the period ended December 31, 2020
Guggenheim SMid Cap Value	For each of the two years in the period ended December 31, 2020
Guggenheim StylePlus Large Core	For each of the two years in the period ended December 31, 2020
Guggenheim StylePlus Mid Growth	For each of the two years in the period ended December 31, 2020
Guggenheim Total Return Bond	For each of the two years in the period ended December 31, 2020
Guggenheim US Investment Grade Bond	For each of the two years in the period ended December 31, 2020
Guggenheim VIF All Cap Value	For each of the two years in the period ended December 31, 2020
Guggenheim VIF Alpha Opportunity	For each of the two years in the period ended December 31, 2020
Guggenheim VIF Floating Rate Strategies	For each of the two years in the period ended December 31, 2020
Guggenheim VIF Global Managed Futures Strategy	For each of the two years in the period ended December 31, 2020
Guggenheim VIF High Yield	For each of the two years in the period ended December 31, 2020
Guggenheim VIF Large Cap Value	For each of the two years in the period ended December 31, 2020

Subaccounts	Statements of operations and changes in net assets
Guggenheim VIF Long Short Equity	For each of the two years in the period ended December 31, 2020
Guggenheim VIF Managed Asset Allocation	For each of the two years in the period ended December 31, 2020
Guggenheim VIF Multi-Hedge Strategies	For each of the two years in the period ended December 31, 2020
Guggenheim VIF Small Cap Value	For each of the two years in the period ended December 31, 2020
Guggenheim VIF SMid Cap Value	For each of the two years in the period ended December 31, 2020
Guggenheim VIF StylePlus Large Core	For each of the two years in the period ended December 31, 2020
Guggenheim VIF StylePlus Large Growth	For each of the two years in the period ended December 31, 2020
Guggenheim VIF StylePlus Mid Growth	For each of the two years in the period ended December 31, 2020
Guggenheim VIF StylePlus Small Growth	For each of the two years in the period ended December 31, 2020
Guggenheim VIF Total Return Bond	For each of the two years in the period ended December 31, 2020
Guggenheim VIF World Equity Income	For each of the two years in the period ended December 31, 2020
Guggenheim World Equity Income	For each of the two years in the period ended December 31, 2020
Invesco Discovery Mid Cap Growth	For each of the two years in the period ended December 31, 2020
Invesco Main Street Mid Cap	For each of the two years in the period ended December 31, 2020
Invesco American Franchise	For each of the two years in the period ended December 31, 2020
Invesco Comstock	For each of the two years in the period ended December 31, 2020
Invesco Developing Markets	For each of the two years in the period ended December 31, 2020
Invesco Discovery	For each of the two years in the period ended December 31, 2020
Invesco Energy	For each of the two years in the period ended December 31, 2020
Invesco Equity and Income	For each of the two years in the period ended December 31, 2020
Invesco Global	For each of the two years in the period ended December 31, 2020
Invesco Gold & Special Minerals	For each of the two years in the period ended December 31, 2020
Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund	For each of the two years in the period ended December 31, 2020
Invesco Oppenheimer V.I. Global Fund	For each of the two years in the period ended December 31, 2020
Invesco Oppenheimer V.I. Global Strategic Income Fund	For each of the two years in the period ended December 31, 2020
Invesco Oppenheimer V.I. International Growth Fund	For each of the two years in the period ended December 31, 2020
Invesco Oppenheimer V.I. Main Street Small Cap Fund	For each of the two years in the period ended December 31, 2020
Invesco Oppenheimer V.I. Total Return Bond Fund	For each of the two years in the period ended December 31, 2020
Invesco Small Cap Growth	For each of the two years in the period ended December 31, 2020
Invesco Technology	For each of the two years in the period ended December 31, 2020
Invesco V.I. American Franchise Series I	For each of the two years in the period ended December 31, 2020
Invesco V.I. American Franchise Series II	For each of the two years in the period ended December 31, 2020
Invesco V.I. American Value	For each of the two years in the period ended December 31, 2020
Invesco V.I. Balanced-Risk Allocation	For each of the two years in the period ended December 31, 2020
Invesco V.I. Comstock	For each of the two years in the period ended December 31, 2020
Invesco V.I. Core Equity	For each of the two years in the period ended December 31, 2020
Invesco V.I. Equity and Income	For each of the two years in the period ended December 31, 2020

Subaccounts	Statements of operations and changes in net assets
Invesco V.I. Global Core Equity	For each of the two years in the period ended December 31, 2020
Invesco V.I. Global Real Estate Series I	For each of the two years in the period ended December 31, 2020
Invesco V.I. Global Real Estate Series II	For each of the two years in the period ended December 31, 2020
Invesco V.I. Government Money Market	For each of the two years in the period ended December 31, 2020
Invesco V.I. Government Securities	For each of the two years in the period ended December 31, 2020
Invesco V.I. Growth and Income	For each of the two years in the period ended December 31, 2020
Invesco V.I. Health Care Series I	For each of the two years in the period ended December 31, 2020
Invesco V.I. Health Care Series II	For each of the two years in the period ended December 31, 2020
Invesco V.I. High Yield	For each of the two years in the period ended December 31, 2020
Invesco V.I. International Growth	For each of the two years in the period ended December 31, 2020
Invesco V.I. Managed Volatility	For each of the two years in the period ended December 31, 2020
Invesco V.I. Mid Cap Core Equity	For each of the two years in the period ended December 31, 2020
Invesco V.I. S&P 500 Index	For each of the two years in the period ended December 31, 2020
Invesco V.I. Small Cap Equity	For each of the two years in the period ended December 31, 2020
Invesco V.I. Value Opportunities	For each of the two years in the period ended December 31, 2020
Invesco Value Opportunities	For each of the two years in the period ended December 31, 2020
Ivy Asset Strategy	For each of the two years in the period ended December 31, 2020
Ivy VIP Asset Strategy	For each of the two years in the period ended December 31, 2020
Ivy VIP Balanced	For each of the two years in the period ended December 31, 2020
Ivy VIP Core Equity	For each of the two years in the period ended December 31, 2020
Ivy VIP Energy	For each of the two years in the period ended December 31, 2020
Ivy VIP Global Bond	For each of the two years in the period ended December 31, 2020
Ivy VIP Global Equity Income	For each of the two years in the period ended December 31, 2020
Ivy VIP Global Growth	For each of the two years in the period ended December 31, 2020
Ivy VIP Growth	For each of the two years in the period ended December 31, 2020
Ivy VIP High Income	For each of the two years in the period ended December 31, 2020
Ivy VIP International Core Equity	For each of the two years in the period ended December 31, 2020
Ivy VIP Limited-Term Bond	For each of the two years in the period ended December 31, 2020
Ivy VIP Mid Cap Growth	For each of the two years in the period ended December 31, 2020
Ivy VIP Natural Resources	For each of the two years in the period ended December 31, 2020
Ivy VIP Science and Technology	For each of the two years in the period ended December 31, 2020
Ivy VIP Securian Real Estate Securities	For each of the two years in the period ended December 31, 2020
Ivy VIP Small Cap Core	For each of the two years in the period ended December 31, 2020
Ivy VIP Small Cap Growth	For each of the two years in the period ended December 31, 2020
Ivy VIP Value	For each of the two years in the period ended December 31, 2020
Janus Henderson Mid Cap Value	For each of the two years in the period ended December 31, 2020
Janus Henderson Overseas	For each of the two years in the period ended December 31, 2020
Janus Henderson U.S. Managed Volatility	For each of the two years in the period ended December 31, 2020
Janus Henderson VIT Enterprise	For each of the two years in the period ended December 31, 2020
Janus Henderson VIT Forty	For each of the two years in the period ended December 31, 2020
Janus Henderson VIT Mid Cap Value	For each of the two years in the period ended December 31, 2020
Janus Henderson VIT Overseas	For each of the two years in the period ended December 31, 2020
Janus Henderson VIT Research	For each of the two years in the period ended December 31, 2020

Subaccounts	Statements of operations and changes in net assets
JPMorgan Insurance Trust Core Bond Portfolio	For each of the two years in the period ended December 31, 2020
JPMorgan Insurance Trust Small Cap Core Portfolio	For each of the two years in the period ended December 31, 2020
JPMorgan Insurance Trust US Equity Portfolio	For each of the two years in the period ended December 31, 2020
Lord Abbett Series Bond-Debenture VC	For each of the two years in the period ended December 31, 2020
Lord Abbett Series Developing Growth VC	For each of the two years in the period ended December 31, 2020
Lord Abbett Series Dividend Growth VC	For each of the two years in the period ended December 31, 2020
Lord Abbett Series Growth and Income VC	For each of the two years in the period ended December 31, 2020
Lord Abbett Series Growth Opportunities VC	For each of the two years in the period ended December 31, 2020
Lord Abbett Series Mid Cap Stock VC	For each of the two years in the period ended December 31, 2020
Lord Abbett Series Total Return VC	For each of the two years in the period ended December 31, 2020
MFS® VIT Emerging Markets Equity	For each of the two years in the period ended December 31, 2020
MFS® VIT Global Tactical Allocation	For each of the two years in the period ended December 31, 2020
MFS® VIT High Yield	For each of the two years in the period ended December 31, 2020
MFS® VIT II MA Investors Growth Stock	For each of the two years in the period ended December 31, 2020
MFS® VIT II Research International	For each of the two years in the period ended December 31, 2020
MFS® VIT Investors Trust	For each of the two years in the period ended December 31, 2020
MFS® VIT New Discovery	For each of the two years in the period ended December 31, 2020
MFS® VIT Research	For each of the two years in the period ended December 31, 2020
MFS® VIT Total Return	For each of the two years in the period ended December 31, 2020
MFS® VIT Total Return Bond	For each of the two years in the period ended December 31, 2020
MFS® VIT Utilities	For each of the two years in the period ended December 31, 2020
MFS® VIT International Intrinsic Value	For each of the two years in the period ended December 31, 2020
Morgan Stanley VIF Emerging Markets Debt	For each of the two years in the period ended December 31, 2020
Morgan Stanley VIF Emerging Markets Equity	For each of the two years in the period ended December 31, 2020
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	For each of the two years in the period ended December 31, 2020
Morningstar Balanced ETF Asset Allocation Portfolio	For each of the two years in the period ended December 31, 2020
Morningstar Conservative ETF Asset Allocation Portfolio	For each of the two years in the period ended December 31, 2020
Morningstar Growth ETF Asset Allocation Portfolio	For each of the two years in the period ended December 31, 2020
Morningstar Income and Growth ETF Asset Allocation Portfolio	For each of the two years in the period ended December 31, 2020
Neuberger Berman AMT Sustainable Equity I	For each of the two years in the period ended December 31, 2020
Neuberger Berman AMT Sustainable Equity S	For each of the two years in the period ended December 31, 2020
Neuberger Berman Core Bond	For each of the two years in the period ended December 31, 2020

Subaccounts	Statements of operations and changes in net assets
Neuberger Berman Large Cap Value	For each of the two years in the period ended December 31, 2020
Neuberger Berman Sustainable Equity	For each of the two years in the period ended December 31, 2020
North Square Oak Ridge Small Cap Growth	For each of the two years in the period ended December 31, 2020
Northern Global Tactical Asset Allocation	For each of the two years in the period ended December 31, 2020
Northern Large Cap Core	For each of the two years in the period ended December 31, 2020
Northern Large Cap Value	For each of the two years in the period ended December 31, 2020
PGIM Jennison 20/20 Focus	For each of the two years in the period ended December 31, 2020
PGIM Jennison Mid-Cap Growth	For each of the two years in the period ended December 31, 2020
PGIM Jennison Natural Resources	For each of the two years in the period ended December 31, 2020
PGIM Jennison Small Company	For each of the two years in the period ended December 31, 2020
PGIM QMA Small-Cap Value	For each of the two years in the period ended December 31, 2020
PIMCO All Asset	For each of the two years in the period ended December 31, 2020
PIMCO CommodityRealReturn Strategy	For each of the two years in the period ended December 31, 2020
PIMCO Emerging Markets Bond	For each of the two years in the period ended December 31, 2020
PIMCO High Yield	For each of the two years in the period ended December 31, 2020
PIMCO International Bond (U.S. Dollar-Hedged)	For each of the two years in the period ended December 31, 2020
PIMCO Low Duration	For each of the two years in the period ended December 31, 2020
PIMCO Real Return	For each of the two years in the period ended December 31, 2020
PIMCO StocksPLUS® Small Fund	For each of the two years in the period ended December 31, 2020
PIMCO Total Return	For each of the two years in the period ended December 31, 2020
PIMCO VIT All Asset Administrative	For each of the two years in the period ended December 31, 2020
PIMCO VIT All Asset Advisor	For each of the two years in the period ended December 31, 2020
PIMCO VIT CommodityRealReturn Strategy Administrative	For each of the two years in the period ended December 31, 2020
PIMCO VIT CommodityRealReturn Strategy Advisor	For each of the two years in the period ended December 31, 2020
PIMCO VIT Emerging Markets Bond	For each of the two years in the period ended December 31, 2020
PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)	For each of the two years in the period ended December 31, 2020
PIMCO VIT Global Managed Asset Allocation	For each of the two years in the period ended December 31, 2020
PIMCO VIT High Yield	For each of the two years in the period ended December 31, 2020
PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)	For each of the two years in the period ended December 31, 2020
PIMCO VIT International Bond Portfolio (Unhedged)	For each of the two years in the period ended December 31, 2020
PIMCO VIT Low Duration Administrative	For each of the two years in the period ended December 31, 2020
PIMCO VIT Low Duration Advisor	For each of the two years in the period ended December 31, 2020
PIMCO VIT Real Return Administrative	For each of the two years in the period ended December 31, 2020
PIMCO VIT Real Return Advisor	For each of the two years in the period ended December 31, 2020
PIMCO VIT Short-Term	For each of the two years in the period ended December 31, 2020
PIMCO VIT Total Return Administrative	For each of the two years in the period ended December 31, 2020

Subaccounts	Statements of operations and changes in net assets
PIMCO VIT Total Return Advisor	For each of the two years in the period ended December 31, 2020
Pioneer Bond VCT	For each of the two years in the period ended December 31, 2020
Pioneer Equity Income VCT	For each of the two years in the period ended December 31, 2020
Pioneer High Yield VCT	For each of the two years in the period ended December 31, 2020
Pioneer Real Estate Shares VCT	For each of the two years in the period ended December 31, 2020
Pioneer Strategic Income	For each of the two years in the period ended December 31, 2020
Pioneer Strategic Income VCT	For each of the two years in the period ended December 31, 2020
Power Income VIT	For each of the two years in the period ended December 31, 2020
Probabilities Fund	For each of the two years in the period ended December 31, 2020
Putnam VT Diversified Income	For each of the two years in the period ended December 31, 2020
Putnam VT Equity Income	For each of the two years in the period ended December 31, 2020
Putnam VT Global Asset Allocation	For each of the two years in the period ended December 31, 2020
Putnam VT Growth Opportunities	For each of the two years in the period ended December 31, 2020
Putnam VT High Yield	For each of the two years in the period ended December 31, 2020
Putnam VT Income	For each of the two years in the period ended December 31, 2020
Putnam VT Multi-Asset Absolute Return	For each of the two years in the period ended December 31, 2020
Putnam VT Multi-Cap Core	For each of the two years in the period ended December 31, 2020
Putnam VT Small Cap Growth	For each of the two years in the period ended December 31, 2020
Putnam VT Small Cap Value	For each of the two years in the period ended December 31, 2020
Redwood Managed Volatility	For each of the two years in the period ended December 31, 2020
Royce Micro-Cap	For each of the two years in the period ended December 31, 2020
Royce Opportunity	For each of the two years in the period ended December 31, 2020
Royce Small-Cap Value	For each of the two years in the period ended December 31, 2020
Rydex VIF Banking	For each of the two years in the period ended December 31, 2020
Rydex VIF Basic Materials	For each of the two years in the period ended December 31, 2020
Rydex VIF Biotechnology	For each of the two years in the period ended December 31, 2020
Rydex VIF Commodities Strategy	For each of the two years in the period ended December 31, 2020
Rydex VIF Consumer Products	For each of the two years in the period ended December 31, 2020
Rydex VIF Dow 2x Strategy	For each of the two years in the period ended December 31, 2020
Rydex VIF Electronics	For each of the two years in the period ended December 31, 2020
Rydex VIF Energy	For each of the two years in the period ended December 31, 2020
Rydex VIF Energy Services	For each of the two years in the period ended December 31, 2020
Rydex VIF Europe 1.25x Strategy	For each of the two years in the period ended December 31, 2020
Rydex VIF Financial Services	For each of the two years in the period ended December 31, 2020
Rydex VIF Government Long Bond 1.2x Strategy	For each of the two years in the period ended December 31, 2020
Rydex VIF Health Care	For each of the two years in the period ended December 31, 2020
Rydex VIF High Yield Strategy	For each of the two years in the period ended December 31, 2020
Rydex VIF Internet	For each of the two years in the period ended December 31, 2020
Rydex VIF Inverse Dow 2x Strategy	For each of the two years in the period ended December 31, 2020
Rydex VIF Inverse Government Long Bond Strategy	For each of the two years in the period ended December 31, 2020
Rydex VIF Inverse Mid-Cap Strategy	For each of the two years in the period ended December 31, 2020
Rydex VIF Inverse NASDAQ-100® Strategy	For each of the two years in the period ended December 31, 2020

Subaccounts	Statements of operations and changes in net assets
Rydex VIF Inverse Russell 2000® Strategy	For each of the two years in the period ended December 31, 2020
Rydex VIF Inverse S&P 500 Strategy	For each of the two years in the period ended December 31, 2020
Rydex VIF Japan 2x Strategy	For each of the two years in the period ended December 31, 2020
Rydex VIF Leisure	For each of the two years in the period ended December 31, 2020
Rydex VIF Mid-Cap 1.5x Strategy	For each of the two years in the period ended December 31, 2020
Rydex VIF NASDAQ-100®	For each of the two years in the period ended December 31, 2020
Rydex VIF NASDAQ-100® 2x Strategy	For each of the two years in the period ended December 31, 2020
Rydex VIF Nova	For each of the two years in the period ended December 31, 2020
Rydex VIF Precious Metals	For each of the two years in the period ended December 31, 2020
Rydex VIF Real Estate	For each of the two years in the period ended December 31, 2020
Rydex VIF Retailing	For each of the two years in the period ended December 31, 2020
Rydex VIF Russell 2000® 1.5x Strategy	For each of the two years in the period ended December 31, 2020
Rydex VIF Russell 2000® 2x Strategy	For each of the two years in the period ended December 31, 2020
Rydex VIF S&P 500 2x Strategy	For each of the two years in the period ended December 31, 2020
Rydex VIF S&P 500 Pure Growth	For each of the two years in the period ended December 31, 2020
Rydex VIF S&P 500 Pure Value	For each of the two years in the period ended December 31, 2020
Rydex VIF S&P MidCap 400 Pure Growth	For each of the two years in the period ended December 31, 2020
Rydex VIF S&P MidCap 400 Pure Value	For each of the two years in the period ended December 31, 2020
Rydex VIF S&P SmallCap 600 Pure Growth	For each of the two years in the period ended December 31, 2020
Rydex VIF S&P SmallCap 600 Pure Value	For each of the two years in the period ended December 31, 2020
Rydex VIF Strengthening Dollar 2x Strategy	For each of the two years in the period ended December 31, 2020
Rydex VIF Technology	For each of the two years in the period ended December 31, 2020
Rydex VIF Telecommunications	For each of the two years in the period ended December 31, 2020
Rydex VIF Transportation	For each of the two years in the period ended December 31, 2020
Rydex VIF U.S. Government Money Market	For each of the two years in the period ended December 31, 2020
Rydex VIF Utilities	For each of the two years in the period ended December 31, 2020
Rydex VIF Weakening Dollar 2x Strategy	For each of the two years in the period ended December 31, 2020
T. Rowe Price Blue Chip Growth	For each of the two years in the period ended December 31, 2020
T. Rowe Price Capital Appreciation	For each of the two years in the period ended December 31, 2020
T. Rowe Price Equity Income	For each of the two years in the period ended December 31, 2020
T. Rowe Price Growth Stock	For each of the two years in the period ended December 31, 2020
T. Rowe Price Health Sciences	For each of the two years in the period ended December 31, 2020
T. Rowe Price Limited-Term Bond	For each of the two years in the period ended December 31, 2020
T. Rowe Price Retirement 2010	For each of the two years in the period ended December 31, 2020
T. Rowe Price Retirement 2015	For each of the two years in the period ended December 31, 2020
T. Rowe Price Retirement 2020	For each of the two years in the period ended December 31, 2020
T. Rowe Price Retirement 2025	For each of the two years in the period ended December 31, 2020
T. Rowe Price Retirement 2030	For each of the two years in the period ended December 31, 2020

Subaccounts	Statements of operations and changes in net assets
T. Rowe Price Retirement 2035	For each of the two years in the period ended December 31, 2020
T. Rowe Price Retirement 2040	For each of the two years in the period ended December 31, 2020
T. Rowe Price Retirement 2045	For each of the two years in the period ended December 31, 2020
T. Rowe Price Retirement 2050	For each of the two years in the period ended December 31, 2020
T. Rowe Price Retirement 2055	For each of the two years in the period ended December 31, 2020
T. Rowe Price Retirement Balanced	For each of the two years in the period ended December 31, 2020
Templeton Developing Markets VIP Fund	For each of the two years in the period ended December 31, 2020
Templeton Foreign VIP Fund	For each of the two years in the period ended December 31, 2020
Templeton Global Bond VIP Fund	For each of the two years in the period ended December 31, 2020
Templeton Growth VIP Fund	For each of the two years in the period ended December 31, 2020
TOPS® Conservative ETF	For each of the two years in the period ended December 31, 2020
VanEck VIP Global Gold	For each of the two years in the period ended December 31, 2020
VanEck VIP Global Hard Assets	For each of the two years in the period ended December 31, 2020
Vanguard® VIF Balanced	For each of the two years in the period ended December 31, 2020
Vanguard® VIF Capital Growth	For each of the two years in the period ended December 31, 2020
Vanguard® VIF Conservative Allocation	For each of the two years in the period ended December 31, 2020
Vanguard® VIF Diversified Value	For each of the two years in the period ended December 31, 2020
Vanguard® VIF Equity Income	For each of the two years in the period ended December 31, 2020
Vanguard® VIF Equity Index	For each of the two years in the period ended December 31, 2020
Vanguard® VIF Growth	For each of the two years in the period ended December 31, 2020
Vanguard® VIF High Yield Bond	For each of the two years in the period ended December 31, 2020
Vanguard® VIF International	For each of the two years in the period ended December 31, 2020
Vanguard® VIF Mid-Cap Index	For each of the two years in the period ended December 31, 2020
Vanguard® VIF Moderate Allocation	For each of the two years in the period ended December 31, 2020
Vanguard® VIF Short Term Investment Grade	For each of the two years in the period ended December 31, 2020
Vanguard® VIF Small Company Growth	For each of the two years in the period ended December 31, 2020
Vanguard® VIF Total Bond Market Index	For each of the two years in the period ended December 31, 2020
Vanguard® VIF Total Stock Market Index	For each of the two years in the period ended December 31, 2020
Vanguard® VIF Global Bond Index	For the year ended December 31, 2020 and period from May 1, 2019 (commencement of operations) through December 31, 2019
Vanguard® VIF Real Estate Index	For each of the two years in the period ended December 31, 2020
Vanguard® VIF Total International Stock Market Index	For the year ended December 31, 2020 and period from May 1, 2019 (commencement of operations) through December 31, 2019
Victory RS Partners	For each of the two years in the period ended December 31, 2020
Victory RS Science and Technology	For each of the two years in the period ended December 31, 2020
Victory RS Value	For each of the two years in the period ended December 31, 2020
Virtus Ceredex Mid Cap Value Equity	For each of the two years in the period ended December 31, 2020
Virtus Duff & Phelps Real Estate Securities Series	For each of the two years in the period ended December 31, 2020
Virtus KAR Small-Cap Growth Series	For each of the two years in the period ended December 31, 2020
Virtus Newfleet Multi-Sector Intermediate Bond Series	For each of the two years in the period ended December 31, 2020

Subaccounts	Statements of operations and changes in net assets
Virtus SGA International Growth Series	For each of the two years in the period ended December 31, 2020
Virtus Strategic Allocation Series	For each of the two years in the period ended December 31, 2020
Voya MidCap Opportunities Portfolio	For each of the two years in the period ended December 31, 2020
VY Clarion Global Real Estate Portfolio	For each of the two years in the period ended December 31, 2020
VY Clarion Real Estate Portfolio	For each of the two years in the period ended December 31, 2020
Wells Fargo Growth	For each of the two years in the period ended December 31, 2020
Wells Fargo International Equity VT	For each of the two years in the period ended December 31, 2020
Wells Fargo Large Cap Core	For each of the two years in the period ended December 31, 2020
Wells Fargo Omega Growth VT	For each of the two years in the period ended December 31, 2020
Wells Fargo Opportunity	For each of the two years in the period ended December 31, 2020
Wells Fargo Opportunity VT	For each of the two years in the period ended December 31, 2020
Wells Fargo Small Company Value	For each of the two years in the period ended December 31, 2020
Western Asset Variable Global High Yield Bond	For each of the two years in the period ended December 31, 2020

Statements of Net Assets
December 31, 2020

Subaccount	Number of Shares	Cost	Assets at Market Value	Investment Income Receivable	Net Assets	Units Outstanding	Range of Unit Values

7Twelve Balanced Portfolio Class 3	59,633	$ 712,772	$ 744,812	$ -	$ 744,812	75,562	$ 9.20	$ 10.05
AB VPS Dynamic Asset Allocation	72,864	903,915	1,005,526	-	1,005,526	96,540	9.95	10.79
AB VPS Global Thematic Growth	279	8,363	11,291	-	11,291	501	19.50	22.87
AB VPS Growth and Income	9,086	271,321	258,314	-	258,314	14,302	13.81	18.34
AB VPS Small/Mid Cap Value	225,867	3,224,588	3,882,654	-	3,882,654	326,575	11.56	16.39
Alger Capital Appreciation	5,013	397,037	463,583	-	463,583	17,802	24.58	31.63
Alger Large Cap Growth	619	51,538	55,023	-	55,023	2,111	25.69	30.69
ALPS/Alerian Energy Infrastructure	38,920	357,750	254,151	-	254,151	45,703	5.46	6.01
American Century Diversified Bond	28,454	311,951	322,378	-	322,378	35,430	9.11	9.11
American Century Equity Income	1,456,522	12,215,287	13,137,824	-	13,137,824	650,937	15.96	20.52
American Century Heritage	133,168	2,644,164	3,004,275	-	3,004,275	98,395	30.42	42.26
American Century International Bond	681	8,635	9,533	-	9,533	1,279	7.46	7.46
American Century International Growth	439,968	5,359,744	6,779,904	-	6,779,904	519,843	12.64	18.70
American Century Select	35,111	2,061,560	3,432,438	-	3,432,438	174,537	19.58	28.48
American Century Strategic Allocation: Aggressive	154,733	1,187,793	1,270,354	-	1,270,354	82,861	14.59	15.34
American Century Strategic Allocation: Conservative	191,276	1,080,762	1,140,002	-	1,140,002	94,007	11.54	12.13
American Century Strategic Allocation: Moderate	803,865	5,197,796	5,393,933	-	5,393,933	386,679	13.28	13.96
American Century Ultra®	9,397	410,960	673,845	-	673,845	19,693	34.29	34.29
American Century VP Disciplined Core Value (a)	10,854	103,725	111,577	-	111,577	5,933	14.63	20.10
American Century VP Inflation Protection	35,037	357,610	388,561	-	388,561	44,309	8.75	8.89
American Century VP International	8,996	94,023	126,572	-	126,572	8,927	12.81	14.45
American Century VP Mid Cap Value (d)	252,914	4,566,603	5,202,437	-	5,202,437	313,207	13.69	18.38
American Century VP Ultra®	846,827	14,043,914	22,652,609	-	22,652,609	611,816	33.53	37.33
American Century VP Value	2,660,523	24,779,474	29,771,253	-	29,771,253	1,390,418	12.69	21.54
American Funds IS® Asset Allocation	944,414	21,215,444	24,611,418	-	24,611,418	1,850,336	12.78	13.85
American Funds IS® Blue Chip Income and Growth	30,179	408,051	424,318	-	424,318	32,181	13.18	14.29
American Funds IS® Capital World Bond (a)	715,594	8,495,193	9,095,196	-	9,095,196	991,838	8.75	9.48
American Funds IS® Global Growth	351,309	10,493,758	14,210,435	-	14,210,435	786,401	17.26	18.71
American Funds IS® Global Growth and Income	7,182	103,243	117,429	-	117,429	9,009	12.92	14.01
American Funds IS® Global Small Capitalization	6,473	149,827	205,015	-	205,015	13,903	14.60	15.82
American Funds IS® Growth	28,085	2,067,771	3,292,726	-	3,292,726	137,685	23.67	25.65
American Funds IS® Growth-Income	459,645	21,577,909	24,816,222	-	24,816,222	1,536,458	15.47	16.77
American Funds IS® International	275,820	5,366,638	6,412,804	-	6,412,804	545,375	11.21	12.15
American Funds IS® International Growth and Income	6,446	102,410	121,310	-	121,310	12,586	9.47	10.27
American Funds IS® Mortgage	26,312	280,494	288,642	-	288,642	30,503	8.85	9.60
American Funds IS® New World	101,783	2,411,280	3,159,342	-	3,159,342	246,178	12.26	13.29
American Funds IS® U.S. Government/AAA-Rated Securities	276,052	3,550,646	3,555,550	-	3,555,550	386,206	9.07	9.84
AMG Managers Fairpointe Mid Cap	49,272	1,855,754	1,662,918	-	1,662,918	102,231	15.49	16.29
Ariel®	52,992	3,298,547	3,582,278	-	3,582,278	180,815	16.01	22.67
Baron Asset	7,969	541,335	885,472	-	885,472	35,119	25.22	25.22
BlackRock Advantage Large Cap Core V.I.	5,817	170,083	172,053	-	172,053	8,899	17.78	22.26

(a) Name change. See Note 1.
(d) Closed to new investments. See Note 1.

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Net Assets (continued)
December 31, 2020

Subaccount	Number of Shares	Cost	Assets at Market Value	Investment Income Receivable	Net Assets	Units Outstanding	Range of Unit Values
BlackRock Advantage Small Cap Growth	14,693	$ 187,178	$ 246,109	$ -	$ 246,109	11,071	$ 22.23	$ 22.23
BlackRock Basic Value V.I.	11,278	154,254	151,801	-	151,801	10,437	12.11	15.84
BlackRock Capital Appreciation V.I.	25,677	244,549	258,055	-	258,055	9,391	24.52	28.01
BlackRock Equity Dividend	38,021	771,546	768,020	-	768,020	47,174	16.29	16.29
BlackRock Equity Dividend V.I.	633,167	7,066,455	7,376,401	-	7,376,401	535,564	13.67	17.71
BlackRock Global Allocation	3,966	77,624	85,391	-	85,391	6,575	13.01	13.01
BlackRock Global Allocation V.I.	201,023	2,948,799	3,274,665	-	3,274,665	271,763	11.91	13.29
BlackRock High Yield V.I.	814,068	5,780,451	6,146,211	25,113	6,171,324	572,723	10.71	11.97
BlackRock International Dividend	2,924	83,528	89,482	-	89,482	7,973	11.22	11.22
BlackRock Large Cap Focus Growth V.I.	8,531	141,823	179,994	-	179,994	6,305	26.37	32.80
BNY Mellon Appreciation	196,729	7,005,305	7,751,142	-	7,751,142	424,212	17.88	23.00
BNY Mellon Dynamic Value	88,198	3,049,643	3,354,168	-	3,354,168	173,747	17.23	25.77
BNY Mellon IP MidCap Stock	191,829	3,503,535	3,805,893	-	3,805,893	316,378	12.04	12.04
BNY Mellon IP Small Cap Stock Index	346,729	5,965,599	6,608,653	-	6,608,653	452,522	14.20	19.75
BNY Mellon IP Technology Growth	550,818	11,507,849	18,700,260	-	18,700,260	471,784	30.07	40.69
BNY Mellon Opportunistic Midcap Value	82,954	2,516,862	2,618,842	-	2,618,842	118,604	21.12	34.92
BNY Mellon Stock Index	2,532	151,249	162,959	-	162,959	7,135	17.90	23.32
BNY Mellon VIF Appreciation	114,354	4,450,893	5,328,880	-	5,328,880	313,594	16.96	21.11
Calamos® Growth	278,107	10,320,531	10,348,347	-	10,348,347	447,975	19.85	28.38
Calamos® Growth and Income	212,722	6,578,820	8,674,810	-	8,674,810	409,322	17.05	23.42
Calamos® High Income Opportunities	53,169	470,207	448,211	-	448,211	39,242	10.88	11.44
ClearBridge Small Cap Growth	526	14,273	24,278	-	24,278	960	25.31	25.31
ClearBridge Variable Aggressive Growth	360,646	9,404,983	10,635,452	-	10,635,452	539,789	18.26	20.23
ClearBridge Variable Small Cap Growth	288,129	7,782,704	10,545,530	-	10,545,530	362,282	26.96	30.05
Dimensional VA Equity Allocation	20,130	229,520	259,678	-	259,678	22,472	11.27	11.58
Dimensional VA Global Bond Portfolio	32,801	347,864	348,673	-	348,673	40,574	8.14	8.75
Dimensional VA International Small Portfolio	50,400	561,351	665,782	-	665,782	49,975	12.11	14.46
Dimensional VA International Value Portfolio	45,505	532,793	536,046	-	536,046	53,842	8.87	10.39
Dimensional VA Short-Term Fixed Portfolio	35,951	367,822	366,704	-	366,704	46,315	7.45	8.08
Dimensional VA U.S. Large Value Portfolio	95,552	2,307,953	2,534,036	-	2,534,036	155,317	12.82	17.56
Dimensional VA U.S. Targeted Value Portfolio	71,560	1,206,308	1,317,411	-	1,317,411	89,465	11.75	16.38
DWS Capital Growth VIP	1,276	36,669	53,821	-	53,821	1,796	24.64	30.55
DWS Core Equity VIP	7,129	84,235	86,972	-	86,972	4,844	17.93	23.21
DWS CROCI® U.S. VIP	860	13,101	11,152	-	11,152	935	9.69	12.15
DWS Global Small Cap VIP	3,950	48,390	44,993	-	44,993	3,809	10.79	12.94
DWS High Income VIP	1,802	10,990	11,245	-	11,245	998	10.27	11.44
DWS International Growth VIP	891	12,508	15,739	-	15,739	1,121	13.54	14.28
DWS Small Mid Cap Value VIP	910	14,255	10,905	-	10,905	1,027	10.63	12.63
Eaton Vance VT Floating-Rate Income	214,751	1,896,907	1,939,202	-	1,939,202	212,622	9.04	9.80
Federated Hermes Corporate Bond (a)	811,641	7,561,643	8,140,764	-	8,140,764	632,999	12.24	12.86
Federated Hermes Fund for U.S. Government Securities II (a)	522,120	5,738,980	5,826,857	-	5,826,857	669,476	8.48	10.11

(a) Name change. See Note 1.

SBL Variable Annuity Account XIV
Statements of Net Assets (continued)
December 31, 2020

Subaccount	Number of Shares	Cost	Assets at Market Value	Investment Income Receivable	Net Assets	Units Outstanding	Range of Unit Values
Federated Hermes High Income Bond II (a)	952,841	$ 5,922,003	$ 6,079,125	$ -	$ 6,079,125	392,381	$ 10.50	$ 15.56
FFI Strategies (a)	1,115	19,424	17,020	-	17,020	2,115	8.05	8.82
Fidelity® Advisor Dividend Growth	133,534	2,035,895	2,226,007	-	2,226,007	167,664	13.23	17.10
Fidelity® Advisor International Capital Appreciation (d)	15,404	215,405	412,836	-	412,836	23,434	17.52	21.56
Fidelity® Advisor Leveraged Company Stock	1,448	59,768	68,163	-	68,163	3,628	18.75	18.75
Fidelity® Advisor New Insights	8,960	265,284	311,905	-	311,905	14,423	21.62	21.62
Fidelity® Advisor Real Estate	93,157	1,914,521	1,816,554	-	1,816,554	143,676	9.02	21.36
Fidelity® Advisor Stock Selector Mid Cap	71,692	2,461,722	2,837,587	-	2,837,587	153,714	18.42	24.86
Fidelity® Advisor Value Strategies	46,804	1,471,211	1,726,583	-	1,726,583	95,614	15.39	23.94
Fidelity® VIP Balanced	60,527	1,032,883	1,370,341	-	1,370,341	80,655	15.41	18.11
Fidelity® VIP Contrafund	415,899	13,505,186	19,434,949	-	19,434,949	761,280	18.78	27.42
Fidelity® VIP Disciplined Small Cap	3,341	50,976	57,796	-	57,796	3,881	13.74	18.31
Fidelity® VIP Emerging Markets	41,958	469,153	618,455	-	618,455	41,226	14.48	15.33
Fidelity® VIP Equity-Income	154,609	3,273,048	3,583,843	-	3,583,843	278,656	12.83	12.83
Fidelity® VIP Growth & Income	195,568	3,845,360	4,247,734	-	4,247,734	299,240	14.07	20.30
Fidelity® VIP Growth Opportunities	688,227	32,009,590	52,367,164	-	52,367,164	1,516,109	33.21	42.78
Fidelity® VIP High Income	1,940,802	9,746,452	9,878,683	-	9,878,683	988,519	9.98	10.93
Fidelity® VIP Index 500	61,487	15,711,174	22,549,081	-	22,549,081	1,174,888	18.11	21.34
Fidelity® VIP Investment Grade Bond	520,718	6,700,607	7,144,248	-	7,144,248	662,822	9.70	11.81
Fidelity® VIP Mid Cap	14,994	482,884	559,125	-	559,125	34,989	14.31	16.76
Fidelity® VIP Overseas	249,433	5,438,195	6,547,613	-	6,547,613	557,012	11.72	13.23
Fidelity® VIP Real Estate	15,437	289,467	264,131	-	264,131	20,012	10.45	13.77
Fidelity® VIP Strategic Income	106,682	1,217,450	1,246,047	-	1,246,047	114,754	9.90	11.10
Franklin Allocation VIP Fund	547,371	3,563,508	3,076,226	-	3,076,226	251,768	12.23	12.23
Franklin Flex Cap Growth VIP Fund	102,668	803,130	1,121,136	-	1,121,136	43,994	22.50	26.26
Franklin Growth and Income VIP Fund	34,335	421,150	445,327	-	445,327	29,615	14.00	18.33
Franklin Income VIP Fund	737,115	11,115,521	11,086,207	-	11,086,207	989,408	10.34	12.32
Franklin Large Cap Growth VIP Fund	523	12,289	14,996	-	14,996	668	22.49	28.48
Franklin Mutual Global Discovery VIP Fund	547,650	10,653,896	9,260,766	-	9,260,766	832,842	10.25	12.82
Franklin Mutual Shares VIP Fund	1,770	34,986	29,367	-	29,367	2,705	10.59	13.53
Franklin Rising Dividends VIP Fund	32,948	860,601	960,110	-	960,110	55,324	16.41	22.33
Franklin Small Cap Value VIP Fund	181,246	2,958,738	2,628,060	-	2,628,060	180,728	12.74	16.37
Franklin Small-Mid Cap Growth VIP Fund	287,551	5,580,289	6,645,295	-	6,645,295	266,252	20.90	47.92
Franklin Strategic Income VIP Fund	875,321	9,385,876	9,068,322	-	9,068,322	988,734	8.88	10.24
Franklin U.S. Government Securities VIP Fund	14,436	174,616	174,388	-	174,388	20,390	8.36	8.88
Goldman Sachs Emerging Markets Equity	147,337	2,584,609	4,011,974	-	4,011,974	328,212	11.64	12.24
Goldman Sachs Government Income	234,889	3,529,419	3,666,610	-	3,666,610	414,453	8.46	8.89
Goldman Sachs VIT Growth Opportunities	28,440	397,924	375,129	-	375,129	15,293	20.17	25.97
Goldman Sachs VIT High Quality Floating Rate	933	9,682	9,645	-	9,645	1,231	7.63	8.49
Goldman Sachs VIT International Equity Insights	5,294	46,030	45,848	-	45,848	4,369	9.60	10.69

(a) Name change. See Note 1.
(d) Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV
Statements of Net Assets (continued)
December 31, 2020

Subaccount	Number of Shares	Cost	Assets at Market Value	Investment Income Receivable	Net Assets	Units Outstanding	Range of Unit Values
Goldman Sachs VIT Large Cap Value	389	$ 2,820	$ 3,609	$ -	$ 3,609	233	$ 12.28	$ 15.77
Goldman Sachs VIT Mid Cap Value	44,284	735,846	770,092	-	770,092	53,153	12.80	16.34
Goldman Sachs VIT Small Cap Equity Insights	17,824	217,231	238,669	-	238,669	13,453	13.90	17.91
Goldman Sachs VIT Strategic Growth	10,328	166,549	159,158	-	159,158	5,117	23.97	31.67
Guggenheim Alpha Opportunity	5,904	82,138	102,321	-	102,321	6,948	11.10	16.37
Guggenheim Floating Rate Strategies	56,240	1,442,053	1,387,435	-	1,387,435	138,742	10.00	10.00
Guggenheim High Yield	325,862	3,659,730	3,538,862	-	3,538,862	234,773	13.59	16.40
Guggenheim Large Cap Value	54,419	2,340,535	2,299,739	-	2,299,739	159,856	13.73	18.81
Guggenheim Long Short Equity	18,671	250,598	321,885	-	321,885	28,415	11.32	11.32
Guggenheim Macro Opportunities	441	11,690	12,122	-	12,122	1,116	10.87	10.87
Guggenheim Multi-Hedge Strategies	499	12,780	12,959	-	12,959	1,503	8.62	8.62
Guggenheim Small Cap Value	8,713	115,952	115,268	-	115,268	8,939	12.89	12.89
Guggenheim SMid Cap Value	417,554	14,059,839	13,595,565	-	13,595,565	496,734	18.49	33.49
Guggenheim StylePlus Large Core	62,064	1,312,894	1,467,824	-	1,467,824	104,247	13.68	18.91
Guggenheim StylePlus Mid Growth	47,290	1,973,549	2,276,525	-	2,276,525	117,865	19.22	29.44
Guggenheim Total Return Bond	23,282	637,311	691,024	-	691,024	59,667	11.59	11.59
Guggenheim US Investment Grade Bond	423,261	8,100,726	8,689,545	-	8,689,545	812,695	9.74	10.85
Guggenheim VIF All Cap Value	512,354	14,291,675	15,913,700	-	15,913,700	828,159	12.77	26.45
Guggenheim VIF Alpha Opportunity	148,865	2,347,262	2,206,180	-	2,206,180	136,940	14.59	16.22
Guggenheim VIF Floating Rate Strategies	120,779	3,108,498	2,948,209	-	2,948,209	309,385	9.10	9.88
Guggenheim VIF Global Managed Futures Strategy	41,662	755,886	679,501	-	679,501	137,589	4.85	7.55
Guggenheim VIF High Yield	743,318	21,106,632	20,448,690	-	20,448,690	720,084	10.25	34.38
Guggenheim VIF Large Cap Value	800,307	28,003,161	30,099,538	-	30,099,538	1,903,030	12.89	24.68
Guggenheim VIF Long Short Equity	332,957	4,600,559	4,794,581	-	4,794,581	423,699	8.38	12.42
Guggenheim VIF Managed Asset Allocation	363,284	8,534,588	12,137,330	-	12,137,330	833,231	12.84	15.39
Guggenheim VIF Multi-Hedge Strategies	160,302	3,927,562	4,105,346	-	4,105,346	667,226	5.95	8.44
Guggenheim VIF Small Cap Value	619,287	23,705,392	23,093,195	-	23,093,195	729,697	10.24	34.06
Guggenheim VIF SMid Cap Value	556,947	32,744,307	38,045,070	-	38,045,070	1,107,443	12.22	37.19
Guggenheim VIF StylePlus Large Core	273,845	10,044,923	13,522,465	-	13,522,465	1,071,783	12.46	23.65
Guggenheim VIF StylePlus Large Growth	447,808	7,707,277	11,548,981	-	11,548,981	710,492	16.19	28.26
Guggenheim VIF StylePlus Mid Growth	199,949	9,413,588	14,488,289	-	14,488,289	684,440	19.46	45.75
Guggenheim VIF StylePlus Small Growth	103,787	3,120,264	4,661,082	-	4,661,082	334,301	13.52	24.60
Guggenheim VIF Total Return Bond	2,711,093	43,879,751	49,070,781	-	49,070,781	4,160,154	10.02	12.16
Guggenheim VIF World Equity Income	985,165	10,933,285	14,570,589	-	14,570,589	1,215,238	10.55	13.96
Guggenheim World Equity Income	290,992	4,028,702	4,874,116	-	4,874,116	401,321	11.78	17.02
Invesco American Franchise	78,167	1,330,758	2,240,276	-	2,240,276	124,006	18.02	27.66
Invesco Comstock	340,035	7,056,432	8,245,843	-	8,245,843	555,274	14.60	20.62
Invesco Developing Markets (a)	6,164	231,416	334,764	-	334,764	27,226	12.30	12.30
Invesco Discovery (a)	1,684	146,321	184,679	-	184,679	6,713	27.57	27.57
Invesco Discovery Mid Cap Growth	39,525	847,109	1,203,136	-	1,203,136	61,061	18.58	34.04
Invesco Energy	974	17,034	11,964	-	11,964	4,179	2.87	2.87

(a) Name change. See Note 1.

SBL Variable Annuity Account XIV
Statements of Net Assets (continued)
December 31, 2020

Subaccount	Number of Shares	Cost	Assets at Market Value	Investment Income Receivable	Net Assets	Units Outstanding	Range of Unit Values
Invesco Equity and Income	820,001	$ 7,936,496	$ 8,987,215	$ -	$ 8,987,215	528,385	$ 15.25	$ 19.16
Invesco Global (a)	4,640	401,373	536,335	-	536,335	25,933	20.71	20.71
Invesco Gold & Special Minerals	6,584	157,752	184,405	-	184,405	15,880	11.61	11.61
Invesco Main Street Mid Cap	54,859	1,141,027	1,509,728	-	1,509,728	115,009	13.10	13.13
Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund (b)	52,708	3,765,526	5,168,021	-	5,168,021	255,508	16.59	22.12
Invesco Oppenheimer V.I. Global Fund	102,152	4,273,638	5,246,520	-	5,246,520	320,755	16.18	20.05
Invesco Oppenheimer V.I. Global Strategic Income Fund	6,171	31,713	30,854	-	30,854	3,219	8.90	9.84
Invesco Oppenheimer V.I. International Growth Fund	272,451	676,816	828,251	-	828,251	58,580	11.79	14.40
Invesco Oppenheimer V.I. Main Street Small Cap Fund	542,011	12,242,018	14,585,519	-	14,585,519	555,605	15.28	33.97
Invesco Oppenheimer V.I. Total Return Bond Fund	2,333,751	18,443,412	19,393,470	-	19,393,470	2,695,006	6.88	7.33
Invesco Small Cap Growth (d)	70,505	2,223,347	3,368,752	-	3,368,752	116,609	28.79	42.00
Invesco Technology	22,068	940,463	1,497,332	-	1,497,332	108,939	13.57	33.90
Invesco V.I. American Franchise Series I	18,978	1,181,846	1,690,957	-	1,690,957	94,442	17.90	17.90
Invesco V.I. American Franchise Series II	2,702	162,447	227,770	-	227,770	9,605	23.71	27.65
Invesco V.I. American Value	18,924	331,140	295,594	-	295,594	27,026	10.85	14.51
Invesco V.I. Balanced-Risk Allocation	3,394	36,017	34,925	-	34,925	3,255	10.56	11.44
Invesco V.I. Comstock	553,454	9,161,047	8,894,007	-	8,894,007	619,017	12.01	16.45
Invesco V.I. Core Equity	436	15,544	13,193	-	13,193	814	13.03	16.55
Invesco V.I. Equity and Income	613,635	10,169,135	10,934,974	-	10,934,974	745,315	12.22	15.42
Invesco V.I. Global Core Equity	2,800	27,342	32,195	-	32,195	2,573	12.10	13.11
Invesco V.I. Global Real Estate Series I	545,849	8,857,707	8,018,527	-	8,018,527	407,522	17.74	19.75
Invesco V.I. Global Real Estate Series II	18,207	281,817	260,912	-	260,912	23,682	9.04	11.21
Invesco V.I. Government Money Market (c)	32,631,362	32,631,362	32,631,362	-	32,631,362	3,758,021	8.45	8.72
Invesco V.I. Government Securities	1,188,104	13,956,774	14,162,203	-	14,162,203	1,620,690	8.03	9.33
Invesco V.I. Growth and Income	699	15,607	13,072	-	13,072	1,060	12.33	16.33
Invesco V.I. Health Care Series I	283,356	7,732,838	9,546,248	-	9,546,248	355,369	24.85	27.66
Invesco V.I. Health Care Series II	3,819	100,723	121,066	-	121,066	7,828	15.32	22.28
Invesco V.I. High Yield	5,017	26,605	26,087	-	26,087	2,318	9.68	11.47
Invesco V.I. International Growth	684,602	23,234,536	28,671,131	-	28,671,131	1,845,857	11.28	18.53
Invesco V.I. Managed Volatility	7,032	89,440	81,153	-	81,153	6,139	10.38	13.54
Invesco V.I. Mid Cap Core Equity	1,088,930	12,323,668	11,150,641	-	11,150,641	604,417	12.16	20.88
Invesco V.I. S&P 500 Index	24,157	444,639	486,759	-	486,759	22,979	17.71	23.06
Invesco V.I. Small Cap Equity	1,787	30,587	34,289	-	34,289	2,094	13.40	16.69
Invesco V.I. Value Opportunities	466,287	2,949,796	2,615,873	-	2,615,873	175,378	13.56	15.10
Invesco Value Opportunities	145,974	1,612,145	2,002,769	-	2,002,769	193,040	10.38	14.31
Ivy Asset Strategy	9,890	241,692	236,970	-	236,970	20,370	11.63	11.63
Ivy VIP Asset Strategy	106,714	996,385	1,114,353	-	1,114,353	104,722	10.56	12.59
Ivy VIP Balanced	16,132	133,689	140,504	-	140,504	9,653	12.88	16.12

(a) Name change. See Note 1.
(b) Merger. See Note 1.
(c) Liquidation. See Note 1.
(d) Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV
Statements of Net Assets (continued)
December 31, 2020

Subaccount	Number of Shares	Cost	Assets at Market Value	Investment Income Receivable	Net Assets	Units Outstanding	Range of Unit Values
Ivy VIP Core Equity	10,210	$ 130,138	$ 146,652	$ -	$ 146,652	6,705	$ 16.96	$ 22.33
Ivy VIP Energy	28,844	169,885	71,558	-	71,558	27,016	2.62	2.76
Ivy VIP Global Bond	2,587	12,937	13,604	-	13,604	1,370	9.44	10.12
Ivy VIP Global Equity Income	5,778	41,521	34,782	-	34,782	2,506	11.90	14.14
Ivy VIP Global Growth	192,470	775,795	826,409	-	826,409	51,490	14.50	16.36
Ivy VIP Growth	15,187	163,582	192,910	-	192,910	6,359	24.24	30.93
Ivy VIP High Income	157,931	493,394	536,206	-	536,206	48,086	10.25	13.10
Ivy VIP International Core Equity	29,013	468,540	474,233	-	474,233	43,677	10.74	11.10
Ivy VIP Limited-Term Bond	-	-	-	-	-	-	8.29	8.89
Ivy VIP Mid Cap Growth	13,570	183,082	237,252	-	237,252	9,519	22.50	27.51
Ivy VIP Natural Resources	40,557	93,725	133,854	-	133,854	28,462	4.39	4.76
Ivy VIP Science and Technology	11,352	326,177	407,203	-	407,203	16,740	22.58	31.74
Ivy VIP Securian Real Estate Securities	7,947	66,504	55,409	-	55,409	4,665	11.41	14.64
Ivy VIP Small Cap Core	19,938	315,301	276,134	-	276,134	17,230	13.82	16.74
Ivy VIP Small Cap Growth	14,852	148,581	179,411	-	179,411	9,802	17.89	19.03
Ivy VIP Value	32,157	209,166	205,768	-	205,768	12,915	12.62	16.23
Janus Henderson Mid Cap Value	9,180	145,203	146,602	-	146,602	10,424	14.01	14.01
Janus Henderson Overseas	73,549	2,445,853	2,900,030	-	2,900,030	377,310	7.33	7.71
Janus Henderson U.S. Managed Volatility	80,652	876,698	939,601	-	939,601	74,012	12.55	12.71
Janus Henderson VIT Enterprise	363,991	20,756,575	31,834,681	-	31,834,681	1,199,928	21.12	27.44
Janus Henderson VIT Forty	-	-	-	-	-	-	25.74	33.51
Janus Henderson VIT Mid Cap Value	7,461	114,307	115,047	-	115,047	8,318	12.00	14.38
Janus Henderson VIT Overseas	8,644	284,462	316,203	-	316,203	39,049	7.61	9.81
Janus Henderson VIT Research	401,445	13,227,074	19,181,043	-	19,181,043	853,391	21.27	26.96
JPMorgan Insurance Trust Core Bond Portfolio	487,434	5,419,765	5,712,723	-	5,712,723	585,642	9.24	9.80
JPMorgan Insurance Trust Small Cap Core Portfolio	7,949	178,165	189,496	-	189,496	10,680	14.27	19.64
JPMorgan Insurance Trust US Equity Portfolio	3,494	99,320	128,746	-	128,746	6,413	19.14	25.29
Lord Abbett Series Bond-Debenture VC	418,838	5,078,902	5,231,287	-	5,231,287	464,110	10.97	13.08
Lord Abbett Series Developing Growth VC	59,478	2,170,866	2,806,164	-	2,806,164	115,101	23.48	32.30
Lord Abbett Series Dividend Growth VC (a)	2,805	41,788	50,294	-	50,294	3,073	16.32	20.58
Lord Abbett Series Growth and Income VC	-	-	-	-	-	-	12.72	15.79
Lord Abbett Series Growth Opportunities VC	2,795	39,389	45,954	-	45,954	2,257	20.36	23.63
Lord Abbett Series Mid Cap Stock VC	2,307	57,905	55,566	-	55,566	4,430	11.13	13.66
Lord Abbett Series Total Return VC	4,253	72,343	73,781	-	73,781	6,913	9.52	10.89
MFS® VIT Emerging Markets Equity	9,521	153,182	161,856	-	161,856	15,833	10.03	10.30
MFS® VIT Global Tactical Allocation	464	7,408	7,184	-	7,184	722	9.96	10.80
MFS® VIT High Yield	32,061	175,871	179,862	-	179,862	17,162	10.24	11.24
MFS® VIT II MA Investors Growth Stock	-	-	-	-	-	-	20.65	27.36
MFS® VIT II Research International	599,733	8,987,987	10,735,215	-	10,735,215	1,048,078	8.58	12.14
MFS® VIT International Intrinsic Value	68,829	1,775,345	2,372,547	-	2,372,547	167,692	14.01	15.18
MFS® VIT Investors Trust	688	21,798	24,754	-	24,754	1,156	16.56	21.81

(a) Name change. See Note 1.

SBL Variable Annuity Account XIV
Statements of Net Assets (continued)
December 31, 2020

Subaccount	Number of Shares	Cost	Assets at Market Value	Investment Income Receivable	Net Assets	Units Outstanding	Range of Unit Values
MFS® VIT New Discovery	13,198	$ 215,842	$ 311,614	$ -	$ 311,614	13,063	$ 20.60	$ 25.19
MFS® VIT Research	4,380	117,336	141,651	-	141,651	6,602	17.15	23.05
MFS® VIT Total Return	748,029	16,367,923	19,074,739	-	19,074,739	1,339,879	12.26	15.22
MFS® VIT Total Return Bond	11,783	157,766	163,316	-	163,316	15,892	9.66	10.81
MFS® VIT Utilities	436,078	12,625,765	15,127,555	-	15,127,555	767,473	12.33	20.52
Morgan Stanley VIF Emerging Markets Debt	20,973	163,962	160,864	-	160,864	16,796	9.57	9.92
Morgan Stanley VIF Emerging Markets Equity	506,820	7,443,771	8,950,437	-	8,950,437	1,037,848	7.76	10.65
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	156,764	1,950,534	2,034,802	-	2,034,802	162,110	12.53	15.18
Morningstar Balanced ETF Asset Allocation Portfolio	1,197,154	13,255,831	13,456,005	-	13,456,005	1,183,274	11.26	12.99
Morningstar Conservative ETF Asset Allocation Portfolio	251,270	2,805,285	2,912,216	-	2,912,216	297,627	9.36	10.17
Morningstar Growth ETF Asset Allocation Portfolio	899,716	10,100,532	10,310,746	-	10,310,746	850,133	12.11	14.43
Morningstar Income and Growth ETF Asset Allocation Portfolio	186,461	1,930,961	2,054,801	-	2,054,801	192,757	10.33	11.57
Neuberger Berman AMT Sustainable Equity I	147,970	3,861,254	4,541,207	-	4,541,207	370,621	12.14	20.00
Neuberger Berman AMT Sustainable Equity S	205,077	4,458,438	6,312,264	-	6,312,264	212,863	27.17	29.70
Neuberger Berman Core Bond	202,703	2,109,020	2,211,494	-	2,211,494	206,456	9.79	10.81
Neuberger Berman Large Cap Value	22,375	722,653	816,250	-	816,250	57,260	13.57	14.26
Neuberger Berman Sustainable Equity	31,271	1,141,849	1,325,589	-	1,325,589	70,096	18.01	18.97
North Square Oak Ridge Small Cap Growth	3,400	55,973	50,295	-	50,295	2,743	18.32	18.32
Northern Global Tactical Asset Allocation	9,505	108,974	127,078	-	127,078	9,699	13.10	13.10
Northern Large Cap Core	8,159	142,318	188,969	-	188,969	9,588	19.71	19.71
Northern Large Cap Value	10,449	165,774	188,922	-	188,922	11,351	16.67	16.67
PGIM Jennison 20/20 Focus	222,804	3,415,573	3,901,306	-	3,901,306	186,309	19.93	20.95
PGIM Jennison Mid-Cap Growth	9,753	233,329	206,074	-	206,074	9,351	22.04	22.04
PGIM Jennison Natural Resources	418	14,876	14,521	-	14,521	2,682	5.41	5.41
PGIM Jennison Small Company	29,492	672,810	685,989	-	685,989	34,865	18.73	19.69
PGIM QMA Small-Cap Value (d)	14,276	305,407	227,981	-	227,981	21,545	10.13	10.65
PIMCO All Asset	23,085	270,798	284,413	-	284,413	26,589	10.73	10.73
PIMCO CommodityRealReturn Strategy	14,791	98,783	85,051	-	85,051	20,628	4.13	4.13
PIMCO Emerging Markets Bond	1,468	15,457	16,005	-	16,005	1,546	10.37	10.37
PIMCO High Yield	191,590	1,721,252	1,739,637	-	1,739,637	106,703	12.99	17.04
PIMCO International Bond (U.S. Dollar-Hedged)	475,813	5,131,369	5,276,762	-	5,276,762	443,302	11.34	11.91
PIMCO Low Duration	3,038	30,047	30,229	-	30,229	3,770	8.01	8.01
PIMCO Real Return	72,484	822,587	889,376	-	889,376	89,845	9.90	9.90
PIMCO StocksPLUS® Small Fund	51,157	469,762	549,943	-	549,943	26,772	20.53	20.53
PIMCO Total Return	208,278	2,195,123	2,207,748	-	2,207,748	204,724	10.79	10.79
PIMCO VIT All Asset Administrative	504,460	5,406,614	5,584,370	-	5,584,370	401,133	12.55	13.97
PIMCO VIT All Asset Advisor	38,786	403,041	434,795	-	434,795	40,753	9.77	10.96
PIMCO VIT CommodityRealReturn Strategy Administrative	493,791	3,623,418	2,987,436	-	2,987,436	711,809	3.73	4.22
PIMCO VIT CommodityRealReturn Strategy Advisor	9,209	56,211	56,449	-	56,449	14,963	3.78	4.77
PIMCO VIT Emerging Markets Bond	214,193	2,784,502	2,878,760	-	2,878,760	230,774	10.33	12.72
PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)	5,034	60,129	61,364	-	61,364	5,199	8.81	12.08

(d) Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV
Statements of Net Assets (continued)
December 31, 2020

Subaccount	Number of Shares	Cost	Assets at Market Value	Investment Income Receivable	Net Assets	Units Outstanding	Range of Unit Values

PIMCO VIT Global Managed Asset Allocation	8,802	$ 105,621	$ 116,361	$ -	$ 116,361	9,485	$ 11.60	$ 12.57
PIMCO VIT High Yield	20,242	151,264	162,140	-	162,140	9,741	10.60	19.10
PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)	658,906	7,121,944	7,406,108	-	7,406,108	600,916	11.69	12.50
PIMCO VIT International Bond Portfolio (Unhedged)	21,620	213,095	227,660	-	227,660	25,126	8.79	9.23
PIMCO VIT Low Duration Administrative (d)	2,961,897	30,525,400	30,744,495	-	30,744,495	3,705,883	7.60	9.67
PIMCO VIT Low Duration Advisor	77,087	789,244	800,165	-	800,165	95,450	8.05	8.53
PIMCO VIT Real Return Administrative (d)	1,528,666	19,678,265	21,279,025	-	21,279,025	1,892,947	10.30	12.03
PIMCO VIT Real Return Advisor	19,974	255,341	278,041	-	278,041	28,794	9.05	10.08
PIMCO VIT Short-Term	37,390	385,674	389,604	-	389,604	45,546	8.14	8.76
PIMCO VIT Total Return Administrative	1,241,758	13,773,461	14,391,974	-	14,391,974	1,324,739	10.84	10.84
PIMCO VIT Total Return Advisor	989,199	11,067,089	11,464,816	-	11,464,816	1,140,056	9.46	10.50
Pioneer Bond VCT	12,982	145,397	153,189	-	153,189	15,039	9.69	10.35
Pioneer Equity Income VCT	8,498	173,796	134,180	-	134,180	7,900	13.75	17.84
Pioneer High Yield VCT	-	-	-	-	-	-	9.76	11.27
Pioneer Real Estate Shares VCT	2,617	31,392	20,072	-	20,072	1,758	10.82	12.90
Pioneer Strategic Income	5,270	56,076	60,180	-	60,180	5,783	10.42	10.42
Pioneer Strategic Income VCT	7,653	76,848	81,652	-	81,652	8,232	9.61	10.30
Power Income VIT	6,523	65,176	59,160	-	59,160	7,394	7.34	8.12
Probabilities Fund	412,997	3,512,331	3,337,015	-	3,337,015	354,188	8.74	9.78
Putnam VT Diversified Income	50,259	299,294	286,982	-	286,982	29,458	9.02	10.04
Putnam VT Equity Income	35,957	803,746	917,255	-	917,255	52,318	14.59	19.33
Putnam VT Global Asset Allocation	751	12,420	13,865	-	13,865	1,088	12.77	15.35
Putnam VT Growth Opportunities	29,556	366,197	430,043	-	430,043	13,076	25.95	33.39
Putnam VT High Yield	116,878	714,198	728,150	-	728,150	68,468	10.27	11.41
Putnam VT Income	172,450	1,950,855	1,976,277	-	1,976,277	196,610	9.85	10.51
Putnam VT Multi-Asset Absolute Return	45,483	465,206	422,539	-	422,539	55,095	7.29	8.10
Putnam VT Multi-Cap Core	-	-	-	-	-	-	17.64	23.19
Putnam VT Small Cap Growth	1,369	23,277	31,252	-	31,252	1,802	17.34	22.78
Putnam VT Small Cap Value	16,681	169,259	166,978	-	166,978	15,121	11.02	11.02
Redwood Managed Volatility	50,141	496,467	512,436	-	512,436	45,206	10.98	11.68
Royce Micro-Cap	335,559	3,582,209	3,996,511	-	3,996,511	319,251	10.45	12.60
Royce Opportunity	214,305	2,384,882	3,141,719	-	3,141,719	178,959	16.69	17.55
Royce Small-Cap Value	122,622	1,193,525	1,052,100	-	1,052,100	99,200	10.10	10.61
Rydex VIF Banking	6,307	550,735	555,206	-	555,206	98,518	4.86	10.51
Rydex VIF Basic Materials	27,093	2,066,562	2,412,402	-	2,412,402	165,051	12.32	15.30
Rydex VIF Biotechnology	30,711	2,744,231	3,285,750	-	3,285,750	151,300	16.23	34.59
Rydex VIF Commodities Strategy	4,302	292,233	268,466	-	268,466	191,731	1.19	2.67
Rydex VIF Consumer Products	41,355	2,723,347	2,930,833	-	2,930,833	154,778	12.26	20.80
Rydex VIF Dow 2x Strategy (d)	12,528	1,659,676	1,851,810	-	1,851,810	66,035	24.69	29.14
Rydex VIF Electronics	6,432	617,466	1,044,289	-	1,044,289	77,765	12.18	35.26
Rydex VIF Energy	10,938	1,463,722	1,257,531	-	1,257,531	355,523	2.86	4.08

(d) Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV
Statements of Net Assets (continued)
December 31, 2020

Subaccount	Number of Shares	Cost	Assets at Market Value	Investment Income Receivable	Net Assets	Units Outstanding	Range of Unit Values
Rydex VIF Energy Services	2,299	$ 442,411	$ 432,705	$ -	$ 432,705	324,399	$ 1.25	$ 1.50
Rydex VIF Europe 1.25x Strategy (d)	6,014	575,458	636,190	-	636,190	106,126	5.01	8.66
Rydex VIF Financial Services	21,977	1,726,063	1,879,291	-	1,879,291	237,357	7.61	12.35
Rydex VIF Government Long Bond 1.2x Strategy (d)	32,754	1,266,456	1,362,228	-	1,362,228	95,188	12.72	17.24
Rydex VIF Health Care	55,424	3,799,890	4,790,332	-	4,790,332	230,876	17.12	24.24
Rydex VIF High Yield Strategy	287	22,745	23,119	-	23,119	2,076	10.57	11.24
Rydex VIF Internet	19,414	2,459,956	3,191,204	-	3,191,204	170,773	18.40	35.56
Rydex VIF Inverse Dow 2x Strategy (d)	3,749	387,773	264,430	-	264,430	1,035,973	0.07	0.65
Rydex VIF Inverse Government Long Bond Strategy (d)	3,774	294,929	253,104	-	253,104	219,575	1.03	3.48
Rydex VIF Inverse Mid-Cap Strategy (d)	187	10,429	8,362	-	8,362	15,519	0.54	2.60
Rydex VIF Inverse NASDAQ-100® Strategy (d)	2,027	61,708	51,286	-	51,286	192,057	0.25	1.26
Rydex VIF Inverse Russell 2000® Strategy (d)	1,893	118,382	69,952	-	69,952	154,424	0.46	2.41
Rydex VIF Inverse S&P 500 Strategy (d)	4,491	215,293	184,860	-	184,860	278,495	0.55	2.28
Rydex VIF Japan 2x Strategy (d)	4,136	346,103	490,395	-	490,395	30,285	16.16	17.82
Rydex VIF Leisure	3,845	363,148	471,072	-	471,072	30,030	15.61	18.59
Rydex VIF Mid-Cap 1.5x Strategy (d)	5,125	969,470	1,051,709	-	1,051,709	39,272	16.72	28.67
Rydex VIF NASDAQ-100®	111,110	5,748,016	6,977,732	-	6,977,732	227,243	28.70	41.24
Rydex VIF NASDAQ-100® 2x Strategy (d)	99,099	9,165,904	14,023,444	-	14,023,444	174,982	63.16	129.48
Rydex VIF Nova (d)	16,504	2,001,862	2,388,633	-	2,388,633	118,098	19.62	23.70
Rydex VIF Precious Metals	99,742	3,607,374	4,713,784	-	4,713,784	381,788	6.72	12.69
Rydex VIF Real Estate	57,325	2,154,690	2,195,538	-	2,195,538	158,896	8.45	14.69
Rydex VIF Retailing	8,876	876,366	1,142,121	-	1,142,121	52,322	16.38	22.65
Rydex VIF Russell 2000® 1.5x Strategy (d)	15,356	1,181,569	1,379,767	-	1,379,767	66,840	16.27	21.52
Rydex VIF Russell 2000® 2x Strategy (d)	45,247	11,792,937	12,377,233	-	12,377,233	933,496	13.16	17.97
Rydex VIF S&P 500 2x Strategy (d)	12,827	3,247,323	4,045,097	-	4,045,097	162,308	23.76	29.81
Rydex VIF S&P 500 Pure Growth	71,200	3,526,278	3,928,105	-	3,928,105	183,767	18.07	25.41
Rydex VIF S&P 500 Pure Value	179,281	7,686,203	8,381,376	-	8,381,376	630,370	10.87	13.36
Rydex VIF S&P MidCap 400 Pure Growth	69,066	2,554,246	3,129,376	-	3,129,376	173,286	12.80	21.42
Rydex VIF S&P MidCap 400 Pure Value	63,837	2,695,954	2,759,688	-	2,759,688	182,298	11.61	15.37
Rydex VIF S&P SmallCap 600 Pure Growth	46,331	2,495,765	2,816,483	-	2,816,483	164,386	13.53	18.76
Rydex VIF S&P SmallCap 600 Pure Value	40,470	2,437,976	2,416,477	-	2,416,477	232,363	8.43	10.49
Rydex VIF Strengthening Dollar 2x Strategy (d)	17,344	719,084	609,655	-	609,655	111,704	3.74	8.08
Rydex VIF Technology	26,109	2,838,727	4,803,474	-	4,803,474	263,530	16.89	30.10
Rydex VIF Telecommunications	9,440	534,088	623,044	-	623,044	108,354	5.57	10.86
Rydex VIF Transportation	5,736	501,181	627,215	-	627,215	31,594	17.03	20.47
Rydex VIF U.S. Government Money Market (c)	48,650,488	48,650,488	48,650,488	-	48,650,488	8,567,494	4.94	7.27
Rydex VIF Utilities	121,676	3,670,933	3,763,441	-	3,763,441	361,694	9.19	14.35
Rydex VIF Weakening Dollar 2x Strategy (d)	2,727	175,916	167,310	-	167,310	42,357	3.95	4.99
T. Rowe Price Blue Chip Growth	55,605	2,039,301	2,695,743	-	2,695,743	91,300	24.72	33.52
T. Rowe Price Capital Appreciation	237,942	6,603,530	8,018,634	-	8,018,634	391,272	19.54	20.54

(c) Liquidation. See Note 1.
(d) Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV
Statements of Net Assets (continued)
December 31, 2020

Subaccount	Number of Shares	Cost	Assets at Market Value	Investment Income Receivable	Net Assets	Units Outstanding	Range of Unit Values
T. Rowe Price Equity Income	20,932	$ 569,634	$ 546,324	$ -	$ 546,324	38,328	$ 12.25	$ 16.12
T. Rowe Price Growth Stock	89,659	4,763,179	8,121,311	-	8,121,311	293,148	26.35	27.70
T. Rowe Price Health Sciences	224,223	10,031,152	12,995,970	-	12,995,970	598,624	21.19	39.35
T. Rowe Price Limited-Term Bond	16,598	81,374	82,656	-	82,656	10,076	8.07	8.44
T. Rowe Price Retirement 2010	92	1,569	1,671	-	1,671	135	12.40	12.40
T. Rowe Price Retirement 2015	10,390	141,140	153,151	-	153,151	11,599	13.20	13.20
T. Rowe Price Retirement 2020	6,233	129,158	138,935	-	138,935	9,849	14.11	14.11
T. Rowe Price Retirement 2025	3,378	54,696	64,223	-	64,223	4,268	15.04	15.04
T. Rowe Price Retirement 2030	8,107	201,016	225,940	-	225,940	14,219	15.89	15.89
T. Rowe Price Retirement 2035	11,430	226,337	238,091	-	238,091	14,383	16.55	16.55
T. Rowe Price Retirement 2040	2,255	59,071	67,343	-	67,343	3,943	17.08	17.08
T. Rowe Price Retirement 2045	129	2,294	2,645	-	2,645	153	17.27	17.27
T. Rowe Price Retirement 2050	-	-	-	-	-	-	17.25	17.25
T. Rowe Price Retirement 2055	3,187	45,799	57,115	-	57,115	3,314	17.23	17.23
T. Rowe Price Retirement Balanced	7,145	105,924	112,744	-	112,744	9,714	11.60	11.60
Templeton Developing Markets VIP Fund	588,172	5,867,615	6,846,325	-	6,846,325	472,510	11.37	23.33
Templeton Foreign VIP Fund	739,273	9,163,125	9,817,548	-	9,817,548	1,118,366	8.04	13.77
Templeton Global Bond VIP Fund	107,286	1,724,065	1,482,690	-	1,482,690	187,725	7.39	8.26
Templeton Growth VIP Fund	352	4,932	3,933	-	3,933	391	10.06	12.26
TOPS® Conservative ETF	40,366	520,322	530,413	-	530,413	50,008	10.24	10.67
VanEck VIP Global Gold	33,594	303,266	392,379	-	392,379	32,649	11.48	12.22
VanEck VIP Global Hard Assets	6,794	140,640	146,413	-	146,413	26,572	4.43	5.69
Vanguard® VIF Balanced	36,549	837,132	938,575	-	938,575	70,960	12.76	13.68
Vanguard® VIF Capital Growth	22,957	780,851	1,037,907	-	1,037,907	62,250	16.13	17.29
Vanguard® VIF Conservative Allocation	95,916	2,497,064	2,724,001	-	2,724,001	234,847	11.37	12.19
Vanguard® VIF Diversified Value	17,224	232,593	236,656	-	236,656	18,339	12.39	13.29
Vanguard® VIF Equity Income	47,808	1,051,688	1,102,923	-	1,102,923	83,154	12.59	13.50
Vanguard® VIF Equity Index	24,136	1,109,559	1,297,571	-	1,297,571	79,786	15.38	16.49
Vanguard® VIF Global Bond Index	3,246	72,030	72,702	-	72,702	6,855	10.35	10.63
Vanguard® VIF Growth	6,844	175,018	245,973	-	245,973	12,652	19.22	20.61
Vanguard® VIF High Yield Bond	170,131	1,321,392	1,381,463	-	1,381,463	120,169	10.84	11.63
Vanguard® VIF International	75,013	2,183,272	3,268,296	-	3,268,296	154,942	19.94	21.38
Vanguard® VIF Mid-Cap Index	106,499	2,068,431	2,744,483	-	2,744,483	190,747	14.13	15.15
Vanguard® VIF Moderate Allocation	173,019	4,775,320	5,614,456	-	5,614,456	444,966	12.24	13.12
Vanguard® VIF Real Estate Index	21,966	262,510	273,043	-	273,043	24,763	10.46	11.21
Vanguard® VIF Short Term Investment Grade	174,658	1,861,236	1,942,195	-	1,942,195	199,759	9.17	9.83
Vanguard® VIF Small Company Growth (d)	12,040	240,410	294,852	-	294,852	17,605	15.77	16.91
Vanguard® VIF Total Bond Market Index	341,826	4,127,192	4,378,791	-	4,378,791	429,315	9.62	10.32
Vanguard® VIF Total International Stock Market Index	37,207	756,996	855,008	-	855,008	75,636	11.05	11.35
Vanguard® VIF Total Stock Market Index	63,100	2,570,733	3,064,148	-	3,064,148	187,528	15.48	16.59
Victory RS Partners (d)	20,446	577,374	495,005	-	495,005	19,212	25.74	25.74

(d) Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV
Statements of Net Assets (continued)
December 31, 2020

Subaccount	Number of Shares	Cost	Assets at Market Value	Investment Income Receivable	Net Assets	Units Outstanding	Range of Unit Values
Victory RS Science and Technology	56,033	$ 1,316,853	$ 2,036,781	$ -	$ 2,036,781	42,257	$ 45.83	$ 48.17
Victory RS Value	76,595	1,997,937	1,813,765	-	1,813,765	136,276	12.67	13.32
Virtus Ceredex Mid Cap Value Equity	25,471	314,747	309,476	-	309,476	18,546	16.66	16.66
Virtus Duff & Phelps Real Estate Securities Series	18,130	323,811	321,081	-	321,081	26,873	11.84	12.55
Virtus KAR Small-Cap Growth Series	36,145	1,227,249	1,450,876	-	1,450,876	41,193	33.99	36.84
Virtus Newfleet Multi-Sector Intermediate Bond Series	60,859	575,115	582,420	-	582,420	57,161	9.89	10.36
Virtus SGA International Growth Series	58,735	698,015	849,898	-	849,898	90,912	9.04	9.45
Virtus Strategic Allocation Series	6,647	91,264	118,378	-	118,378	7,705	15.11	16.89
Voya MidCap Opportunities Portfolio	3,220	49,279	54,225	-	54,225	2,215	18.98	24.85
VY Clarion Global Real Estate Portfolio	10,075	114,855	106,892	-	106,892	10,568	9.39	10.71
VY Clarion Real Estate Portfolio	-	-	-	-	-	-	10.73	12.75
Wells Fargo Growth (d)	25,395	859,249	1,085,114	-	1,085,114	36,669	29.54	51.76
Wells Fargo International Equity VT	22,198	72,300	42,621	-	42,621	4,245	9.89	10.22
Wells Fargo Large Cap Core	56,406	916,949	879,936	-	879,936	61,715	14.12	19.94
Wells Fargo Omega Growth VT	6,788	194,036	274,515	-	274,515	11,619	23.64	29.85
Wells Fargo Opportunity	14,280	591,436	710,566	-	710,566	35,874	19.77	29.21
Wells Fargo Opportunity VT	53,379	1,330,475	1,581,613	-	1,581,613	74,054	16.91	22.26
Wells Fargo Small Company Value	165,133	4,247,496	4,731,057	-	4,731,057	447,299	10.53	10.58
Western Asset Variable Global High Yield Bond	278,219	2,064,115	2,136,722	-	2,136,722	176,766	10.10	12.13

(d) Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets
Years Ended December 31, 2020 and 2019, Except as Noted

	7Twelve Balanced Portfolio Class 3	AB VPS Dynamic Asset Allocation	AB VPS Global Thematic Growth
Net assets as of December 31, 2018	$614,041	$738,547	$-
Investment income (loss):
Dividend distributions	10,175	14,559	-
Investment Expenses:
Mortality and expense risk and administrative charges	(3,200)	(6,292)	(7)
Net investment income (loss)	6,975	8,267	(7)
Increase (decrease) in net assets from operations:
Capital gain distributions	14,190	921	-
Realized capital gain (loss) on investments	256	13,256	-
Change in unrealized appreciation (depreciation)	68,013	83,756	661
Net gain (loss) on investments	82,459	97,933	661
Net increase (decrease) in net assets from operations	89,434	106,200	654
Contract owner transactions:
Variable annuity deposits	12	2,005	7,501
Terminations, withdrawals and annuity payments	(20,211)	(30,031)	-
Transfers between subaccounts, net	43,934	(13,739)	-
Maintenance charges and mortality adjustments	(155)	(4,083)	-
Increase (decrease) in net assets from contract transactions	23,580	(45,848)	7,501
Total increase (decrease) in net assets	113,014	60,352	8,155
Net assets as of December 31, 2019	$727,055	$798,899	$8,155
Investment income (loss):
Dividend distributions	13,540	14,593	41
Investment Expenses:
Mortality and expense risk and administrative charges	(2,992)	(7,068)	(32)
Net investment income (loss)	10,548	7,525	9
Increase (decrease) in net assets from operations:
Capital gain distributions	17,857	-	864
Realized capital gain (loss) on investments	(695)	6,298	5
Change in unrealized appreciation (depreciation)	6,241	50,015	2,267
Net gain (loss) on investments	23,403	56,313	3,136
Net increase (decrease) in net assets from operations	33,951	63,838	3,145
Contract owner transactions:
Variable annuity deposits	-	9,895	-
Terminations, withdrawals and annuity payments	(15,868)	(125,713)	-
Transfers between subaccounts, net	-	263,917	-
Maintenance charges and mortality adjustments	(326)	(5,310)	(9)
Increase (decrease) in net assets from contract transactions	(16,194)	142,789	(9)
Total increase (decrease) in net assets	17,757	206,627	3,136
Net assets as of December 31, 2020	$744,812	$1,005,526	$11,291

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	AB VPS Growth and Income	AB VPS Small/Mid Cap Value	Alger Capital Appreciation
Net assets as of December 31, 2018	$1,332	$1,485,443	$405,166
Investment income (loss):
Dividend distributions	4,762	5,461	-
Investment Expenses:
Mortality and expense risk and administrative charges	(1,547)	(14,503)	(6,031)
Net investment income (loss)	3,215	(9,042)	(6,031)
Increase (decrease) in net assets from operations:
Capital gain distributions	50,052	188,631	60,886
Realized capital gain (loss) on investments	(10,516)	(70,191)	1,307
Change in unrealized appreciation (depreciation)	(6,508)	164,731	71,922
Net gain (loss) on investments	33,028	283,171	134,115
Net increase (decrease) in net assets from operations	36,243	274,129	128,084
Contract owner transactions:
Variable annuity deposits	-	493,587	7,527
Terminations, withdrawals and annuity payments	(79,715)	(256,443)	(9,657)
Transfers between subaccounts, net	459,627	(160,003)	(1,337)
Maintenance charges and mortality adjustments	-	(4,015)	(253)
Increase (decrease) in net assets from contract transactions	379,912	73,126	(3,720)
Total increase (decrease) in net assets	416,155	347,255	124,364
Net assets as of December 31, 2019	$417,487	$1,832,698	$529,530
Investment income (loss):
Dividend distributions	4,007	27,591	-
Investment Expenses:
Mortality and expense risk and administrative charges	(1,171)	(29,293)	(6,385)
Net investment income (loss)	2,836	(1,702)	(6,385)
Increase (decrease) in net assets from operations:
Capital gain distributions	16,728	169,966	64,403
Realized capital gain (loss) on investments	(24,150)	(110,312)	102,788
Change in unrealized appreciation (depreciation)	(6,343)	783,180	51,470
Net gain (loss) on investments	(13,765)	842,834	218,661
Net increase (decrease) in net assets from operations	(10,929)	841,132	212,276
Contract owner transactions:
Variable annuity deposits	-	1,919,784	14
Terminations, withdrawals and annuity payments	(148,244)	(78,485)	(5,496)
Transfers between subaccounts, net	-	(629,431)	(272,339)
Maintenance charges and mortality adjustments	-	(3,044)	(402)
Increase (decrease) in net assets from contract transactions	(148,244)	1,208,824	(278,223)
Total increase (decrease) in net assets	(159,173)	2,049,956	(65,947)
Net assets as of December 31, 2020	$258,314	$3,882,654	$463,583

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Alger Large Cap Growth	ALPS/Alerian Energy Infrastructure	American Century Diversified Bond
Net assets as of December 31, 2018	$46,795	$317,643	$363,138
Investment income (loss):
Dividend distributions	-	5,331	7,688
Investment Expenses:
Mortality and expense risk and administrative charges	(324)	(4,596)	(3,274)
Net investment income (loss)	(324)	735	4,414
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	-
Realized capital gain (loss) on investments	(19,335)	(7,037)	2,336
Change in unrealized appreciation (depreciation)	15,086	65,586	19,844
Net gain (loss) on investments	(4,249)	58,549	22,180
Net increase (decrease) in net assets from operations	(4,573)	59,284	26,594
Contract owner transactions:
Variable annuity deposits	-	6,206	16,836
Terminations, withdrawals and annuity payments	(2,467)	(64,599)	(9,893)
Transfers between subaccounts, net	(39,755)	16,251	(112,613)
Maintenance charges and mortality adjustments	-	(213)	(1,723)
Increase (decrease) in net assets from contract transactions	(42,222)	(42,355)	(107,393)
Total increase (decrease) in net assets	(46,795)	16,929	(80,799)
Net assets as of December 31, 2019	$-	$334,572	$282,339
Investment income (loss):
Dividend distributions	-	7,247	4,317
Investment Expenses:
Mortality and expense risk and administrative charges	(785)	(3,020)	(2,895)
Net investment income (loss)	(785)	4,227	1,422
Increase (decrease) in net assets from operations:
Capital gain distributions	7,314	-	8,599
Realized capital gain (loss) on investments	99,734	(11,726)	3,948
Change in unrealized appreciation (depreciation)	3,485	(78,141)	5,613
Net gain (loss) on investments	110,533	(89,867)	18,160
Net increase (decrease) in net assets from operations	109,748	(85,640)	19,582
Contract owner transactions:
Variable annuity deposits	-	6,587	13,169
Terminations, withdrawals and annuity payments	(415)	(15,131)	(32,754)
Transfers between subaccounts, net	(54,256)	13,933	41,540
Maintenance charges and mortality adjustments	(54)	(170)	(1,498)
Increase (decrease) in net assets from contract transactions	(54,725)	5,219	20,457
Total increase (decrease) in net assets	55,023	(80,421)	40,039
Net assets as of December 31, 2020	$55,023	$254,151	$322,378

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	American Century Equity Income	American Century Heritage	American Century International Bond
Net assets as of December 31, 2018	$8,831,607	$2,044,737	$3,809
Investment income (loss):
Dividend distributions	198,039	-	-
Investment Expenses:
Mortality and expense risk and administrative charges	(88,865)	(22,133)	(37)
Net investment income (loss)	109,174	(22,133)	(37)
Increase (decrease) in net assets from operations:
Capital gain distributions	501,982	313,750	-
Realized capital gain (loss) on investments	71,957	(18,899)	-
Change in unrealized appreciation (depreciation)	1,257,857	415,227	196
Net gain (loss) on investments	1,831,796	710,078	196
Net increase (decrease) in net assets from operations	1,940,970	687,945	159
Contract owner transactions:
Variable annuity deposits	191,613	53,227	144
Terminations, withdrawals and annuity payments	(1,219,627)	(357,338)	-
Transfers between subaccounts, net	611,365	348,562	-
Maintenance charges and mortality adjustments	(29,158)	(6,167)	(20)
Increase (decrease) in net assets from contract transactions	(445,807)	38,284	124
Total increase (decrease) in net assets	1,495,163	726,229	283
Net assets as of December 31, 2019	$10,326,770	$2,770,966	$4,092
Investment income (loss):
Dividend distributions	205,732	-	130
Investment Expenses:
Mortality and expense risk and administrative charges	(99,900)	(23,558)	(65)
Net investment income (loss)	105,832	(23,558)	65
Increase (decrease) in net assets from operations:
Capital gain distributions	-	407,289	-
Realized capital gain (loss) on investments	(37,146)	(33,153)	3
Change in unrealized appreciation (depreciation)	330,631	530,215	844
Net gain (loss) on investments	293,485	904,351	847
Net increase (decrease) in net assets from operations	399,317	880,793	912
Contract owner transactions:
Variable annuity deposits	265,570	55,157	278
Terminations, withdrawals and annuity payments	(1,042,619)	(267,855)	-
Transfers between subaccounts, net	3,215,788	(428,789)	4,274
Maintenance charges and mortality adjustments	(27,002)	(5,997)	(23)
Increase (decrease) in net assets from contract transactions	2,411,737	(647,484)	4,529
Total increase (decrease) in net assets	2,811,054	233,309	5,441
Net assets as of December 31, 2020	$13,137,824	$3,004,275	$9,533

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	American Century International Growth	American Century Select	American Century Strategic Allocation: Aggressive
Net assets as of December 31, 2018	$5,115,702	$2,344,021	$1,072,855
Investment income (loss):
Dividend distributions	-	-	16,441
Investment Expenses:
Mortality and expense risk and administrative charges	(51,587)	(24,185)	(10,894)
Net investment income (loss)	(51,587)	(24,185)	5,547
Increase (decrease) in net assets from operations:
Capital gain distributions	17,064	149,963	145,596
Realized capital gain (loss) on investments	(1,408)	122,592	5,911
Change in unrealized appreciation (depreciation)	1,355,360	532,624	87,126
Net gain (loss) on investments	1,371,016	805,179	238,633
Net increase (decrease) in net assets from operations	1,319,429	780,994	244,180
Contract owner transactions:
Variable annuity deposits	165,114	37,798	49,584
Terminations, withdrawals and annuity payments	(604,202)	(236,889)	(122,900)
Transfers between subaccounts, net	(92,090)	(106,892)	5,334
Maintenance charges and mortality adjustments	(17,698)	(6,877)	(3,492)
Increase (decrease) in net assets from contract transactions	(548,876)	(312,860)	(71,474)
Total increase (decrease) in net assets	770,553	468,134	172,706
Net assets as of December 31, 2019	$5,886,255	$2,812,155	$1,245,561
Investment income (loss):
Dividend distributions	-	-	5,637
Investment Expenses:
Mortality and expense risk and administrative charges	(54,006)	(26,517)	(10,116)
Net investment income (loss)	(54,006)	(26,517)	(4,479)
Increase (decrease) in net assets from operations:
Capital gain distributions	289,612	208,212	68,563
Realized capital gain (loss) on investments	160,194	177,435	(29,697)
Change in unrealized appreciation (depreciation)	906,608	492,580	126,833
Net gain (loss) on investments	1,356,414	878,227	165,699
Net increase (decrease) in net assets from operations	1,302,408	851,710	161,220
Contract owner transactions:
Variable annuity deposits	155,223	50,585	76,925
Terminations, withdrawals and annuity payments	(817,249)	(193,024)	(155,171)
Transfers between subaccounts, net	269,376	(82,503)	(54,277)
Maintenance charges and mortality adjustments	(16,109)	(6,485)	(3,904)
Increase (decrease) in net assets from contract transactions	(408,759)	(231,427)	(136,427)
Total increase (decrease) in net assets	893,649	620,283	24,793
Net assets as of December 31, 2020	$6,779,904	$3,432,438	$1,270,354

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	American Century Strategic Allocation: Conservative	American Century Strategic Allocation: Moderate	American Century Ultra®
Net assets as of December 31, 2018	$867,479	$4,721,533	$517,490
Investment income (loss):
Dividend distributions	13,043	66,162	-
Investment Expenses:
Mortality and expense risk and administrative charges	(9,060)	(46,481)	(4,920)
Net investment income (loss)	3,983	19,681	(4,920)
Increase (decrease) in net assets from operations:
Capital gain distributions	70,038	568,629	23,004
Realized capital gain (loss) on investments	4,857	(17,691)	29,513
Change in unrealized appreciation (depreciation)	53,701	318,484	106,037
Net gain (loss) on investments	128,596	869,422	158,554
Net increase (decrease) in net assets from operations	132,579	889,103	153,634
Contract owner transactions:
Variable annuity deposits	24,609	178,754	25,617
Terminations, withdrawals and annuity payments	(301,901)	(654,779)	(31,229)
Transfers between subaccounts, net	358,846	(22,908)	(138,011)
Maintenance charges and mortality adjustments	(3,598)	(11,359)	(3,074)
Increase (decrease) in net assets from contract transactions	77,956	(510,292)	(146,697)
Total increase (decrease) in net assets	210,535	378,811	6,937
Net assets as of December 31, 2019	$1,078,014	$5,100,344	$524,427
Investment income (loss):
Dividend distributions	6,459	36,914	-
Investment Expenses:
Mortality and expense risk and administrative charges	(9,154)	(43,853)	(5,154)
Net investment income (loss)	(2,695)	(6,939)	(5,154)
Increase (decrease) in net assets from operations:
Capital gain distributions	34,778	215,808	19,325
Realized capital gain (loss) on investments	(8,533)	(54,702)	72,138
Change in unrealized appreciation (depreciation)	84,840	521,063	153,556
Net gain (loss) on investments	111,085	682,169	245,019
Net increase (decrease) in net assets from operations	108,390	675,230	239,865
Contract owner transactions:
Variable annuity deposits	56,196	169,887	20,782
Terminations, withdrawals and annuity payments	(217,732)	(546,782)	(160,995)
Transfers between subaccounts, net	117,405	6,996	52,712
Maintenance charges and mortality adjustments	(2,271)	(11,742)	(2,946)
Increase (decrease) in net assets from contract transactions	(46,402)	(381,641)	(90,447)
Total increase (decrease) in net assets	61,988	293,589	149,418
Net assets as of December 31, 2020	$1,140,002	$5,393,933	$673,845

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	American Century VP Disciplined Core Value (a)	American Century VP Inflation Protection	American Century VP International
Net assets as of December 31, 2018	$557,694	$198,811	$89,944
Investment income (loss):
Dividend distributions	11,466	5,646	728
Investment Expenses:
Mortality and expense risk and administrative charges	(2,963)	(1,399)	(452)
Net investment income (loss)	8,503	4,247	276
Increase (decrease) in net assets from operations:
Capital gain distributions	52,830	-	5,271
Realized capital gain (loss) on investments	(294)	(343)	(89)
Change in unrealized appreciation (depreciation)	67,659	14,257	18,605
Net gain (loss) on investments	120,195	13,914	23,787
Net increase (decrease) in net assets from operations	128,698	18,161	24,063
Contract owner transactions:
Variable annuity deposits	-	27,626	-
Terminations, withdrawals and annuity payments	(8,223)	(14,899)	(6,436)
Transfers between subaccounts, net	(413)	48,942	-
Maintenance charges and mortality adjustments	(1,034)	(11)	-
Increase (decrease) in net assets from contract transactions	(9,670)	61,658	(6,436)
Total increase (decrease) in net assets	119,028	79,819	17,627
Net assets as of December 31, 2019	$676,722	$278,630	$107,571
Investment income (loss):
Dividend distributions	1,728	4,880	407
Investment Expenses:
Mortality and expense risk and administrative charges	(1,150)	(1,693)	(387)
Net investment income (loss)	578	3,187	20
Increase (decrease) in net assets from operations:
Capital gain distributions	10,244	-	1,569
Realized capital gain (loss) on investments	(126,082)	2,239	793
Change in unrealized appreciation (depreciation)	(16,789)	25,636	23,392
Net gain (loss) on investments	(132,627)	27,875	25,754
Net increase (decrease) in net assets from operations	(132,049)	31,062	25,774
Contract owner transactions:
Variable annuity deposits	4,076	-	-
Terminations, withdrawals and annuity payments	(182,304)	(7,746)	(6,675)
Transfers between subaccounts, net	(254,652)	87,007	-
Maintenance charges and mortality adjustments	(216)	(392)	(98)
Increase (decrease) in net assets from contract transactions	(433,096)	78,869	(6,773)
Total increase (decrease) in net assets	(565,145)	109,931	19,001
Net assets as of December 31, 2020	$111,577	$388,561	$126,572

(a) Name change. See Note 1.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	American Century VP Mid Cap Value (d)	American Century VP Ultra®	American Century VP Value
Net assets as of December 31, 2018	$5,653,463	$14,231,107	$34,385,840
Investment income (loss):
Dividend distributions	117,421	-	737,697
Investment Expenses:
Mortality and expense risk and administrative charges	(48,033)	(129,870)	(298,512)
Net investment income (loss)	69,388	(129,870)	439,185
Increase (decrease) in net assets from operations:
Capital gain distributions	660,032	1,578,190	2,184,375
Realized capital gain (loss) on investments	72,353	549,351	1,705,898
Change in unrealized appreciation (depreciation)	701,748	2,258,661	4,140,145
Net gain (loss) on investments	1,434,133	4,386,202	8,030,418
Net increase (decrease) in net assets from operations	1,503,521	4,256,332	8,469,603
Contract owner transactions:
Variable annuity deposits	121,957	672,168	1,042,261
Terminations, withdrawals and annuity payments	(736,995)	(1,918,666)	(4,215,399)
Transfers between subaccounts, net	(204,533)	(661,420)	(1,959,725)
Maintenance charges and mortality adjustments	(25,692)	(67,770)	(164,663)
Increase (decrease) in net assets from contract transactions	(845,263)	(1,975,688)	(5,297,526)
Total increase (decrease) in net assets	658,258	2,280,644	3,172,077
Net assets as of December 31, 2019	$6,311,721	$16,511,751	$37,557,917
Investment income (loss):
Dividend distributions	81,472	-	587,846
Investment Expenses:
Mortality and expense risk and administrative charges	(39,291)	(162,460)	(213,594)
Net investment income (loss)	42,181	(162,460)	374,252
Increase (decrease) in net assets from operations:
Capital gain distributions	-	1,652,399	750,342
Realized capital gain (loss) on investments	(37,912)	1,770,910	715,107
Change in unrealized appreciation (depreciation)	(162,825)	5,392,482	(2,563,150)
Net gain (loss) on investments	(200,737)	8,815,791	(1,097,701)
Net increase (decrease) in net assets from operations	(158,556)	8,653,331	(723,449)
Contract owner transactions:
Variable annuity deposits	56,271	704,506	626,229
Terminations, withdrawals and annuity payments	(589,041)	(2,091,645)	(2,353,926)
Transfers between subaccounts, net	(396,112)	(1,048,165)	(5,223,004)
Maintenance charges and mortality adjustments	(21,846)	(77,169)	(112,514)
Increase (decrease) in net assets from contract transactions	(950,728)	(2,512,473)	(7,063,215)
Total increase (decrease) in net assets	(1,109,284)	6,140,858	(7,786,664)
Net assets as of December 31, 2020	$5,202,437	$22,652,609	$29,771,253

(d) Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	American Funds IS® Asset Allocation	American Funds IS® Blue Chip Income and Growth	American Funds IS® Capital World Bond (a)
Net assets as of December 31, 2018	$11,986,057	$444,706	$6,564,601
Investment income (loss):
Dividend distributions	249,318	8,527	109,534
Investment Expenses:
Mortality and expense risk and administrative charges	(102,800)	(5,585)	(58,275)
Net investment income (loss)	146,518	2,942	51,259
Increase (decrease) in net assets from operations:
Capital gain distributions	762,570	40,081	-
Realized capital gain (loss) on investments	(4,284)	(40,460)	18,337
Change in unrealized appreciation (depreciation)	1,642,386	53,330	433,487
Net gain (loss) on investments	2,400,672	52,951	451,824
Net increase (decrease) in net assets from operations	2,547,190	55,893	503,083
Contract owner transactions:
Variable annuity deposits	1,636,502	20,000	458,067
Terminations, withdrawals and annuity payments	(1,762,944)	(10,252)	(491,973)
Transfers between subaccounts, net	1,113,565	(48,490)	756,219
Maintenance charges and mortality adjustments	(24,646)	(112)	(24,858)
Increase (decrease) in net assets from contract transactions	962,477	(38,854)	697,455
Total increase (decrease) in net assets	3,509,667	17,039	1,200,538
Net assets as of December 31, 2019	$15,495,724	$461,745	$7,765,139
Investment income (loss):
Dividend distributions	320,262	5,902	89,719
Investment Expenses:
Mortality and expense risk and administrative charges	(163,186)	(6,574)	(57,692)
Net investment income (loss)	157,076	(672)	32,027
Increase (decrease) in net assets from operations:
Capital gain distributions	97,126	4,383	147,455
Realized capital gain (loss) on investments	52,842	(24,524)	67,334
Change in unrealized appreciation (depreciation)	2,624,286	23,060	387,116
Net gain (loss) on investments	2,774,254	2,919	601,905
Net increase (decrease) in net assets from operations	2,931,330	2,247	633,932
Contract owner transactions:
Variable annuity deposits	3,016,526	-	727,119
Terminations, withdrawals and annuity payments	(1,283,936)	(83,420)	(444,238)
Transfers between subaccounts, net	4,491,704	43,922	436,357
Maintenance charges and mortality adjustments	(39,930)	(176)	(23,113)
Increase (decrease) in net assets from contract transactions	6,184,364	(39,674)	696,125
Total increase (decrease) in net assets	9,115,694	(37,427)	1,330,057
Net assets as of December 31, 2020	$24,611,418	$424,318	$9,095,196

(a) Name change. See Note 1.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	American Funds IS® Global Growth	American Funds IS® Global Growth and Income	American Funds IS® Global Small Capitalization
Net assets as of December 31, 2018	$7,045,853	$165,889	$94,748
Investment income (loss):
Dividend distributions	95,972	4,176	11
Investment Expenses:
Mortality and expense risk and administrative charges	(69,324)	(3,183)	(1,536)
Net investment income (loss)	26,648	993	(1,525)
Increase (decrease) in net assets from operations:
Capital gain distributions	503,225	12,529	8,136
Realized capital gain (loss) on investments	21,165	74	2
Change in unrealized appreciation (depreciation)	2,027,879	44,262	25,001
Net gain (loss) on investments	2,552,269	56,865	33,139
Net increase (decrease) in net assets from operations	2,578,917	57,858	31,614
Contract owner transactions:
Variable annuity deposits	1,535,761	3	-
Terminations, withdrawals and annuity payments	(617,772)	(36,899)	(391)
Transfers between subaccounts, net	1,082,854	75,726	45,564
Maintenance charges and mortality adjustments	(29,737)	(33)	-
Increase (decrease) in net assets from contract transactions	1,971,106	38,797	45,173
Total increase (decrease) in net assets	4,550,023	96,655	76,787
Net assets as of December 31, 2019	$11,595,876	$262,544	$171,535
Investment income (loss):
Dividend distributions	17,679	1,586	214
Investment Expenses:
Mortality and expense risk and administrative charges	(90,038)	(3,088)	(2,167)
Net investment income (loss)	(72,359)	(1,502)	(1,953)
Increase (decrease) in net assets from operations:
Capital gain distributions	312,221	6,801	10,351
Realized capital gain (loss) on investments	458,513	2,935	811
Change in unrealized appreciation (depreciation)	2,452,326	(5,167)	34,648
Net gain (loss) on investments	3,223,060	4,569	45,810
Net increase (decrease) in net assets from operations	3,150,701	3,067	43,857
Contract owner transactions:
Variable annuity deposits	897,854	-	-
Terminations, withdrawals and annuity payments	(640,735)	(12,082)	(2,476)
Transfers between subaccounts, net	(755,059)	(136,055)	(7,901)
Maintenance charges and mortality adjustments	(38,202)	(45)	-
Increase (decrease) in net assets from contract transactions	(536,142)	(148,182)	(10,377)
Total increase (decrease) in net assets	2,614,559	(145,115)	33,480
Net assets as of December 31, 2020	$14,210,435	$117,429	$205,015

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	American Funds IS® Growth	American Funds IS® Growth-Income	American Funds IS® International
Net assets as of December 31, 2018	$1,027,252	$14,534,324	$5,628,176
Investment income (loss):
Dividend distributions	8,438	283,472	83,084
Investment Expenses:
Mortality and expense risk and administrative charges	(15,107)	(141,976)	(48,295)
Net investment income (loss)	(6,669)	141,496	34,789
Increase (decrease) in net assets from operations:
Capital gain distributions	161,028	1,950,341	171,360
Realized capital gain (loss) on investments	(3,345)	(2,974)	(28,896)
Change in unrealized appreciation (depreciation)	203,493	1,696,169	1,071,176
Net gain (loss) on investments	361,176	3,643,536	1,213,640
Net increase (decrease) in net assets from operations	354,507	3,785,032	1,248,429
Contract owner transactions:
Variable annuity deposits	461	2,227,793	491,350
Terminations, withdrawals and annuity payments	(102,481)	(1,347,679)	(470,708)
Transfers between subaccounts, net	347,395	1,283,251	110,568
Maintenance charges and mortality adjustments	(1,332)	(46,340)	(15,572)
Increase (decrease) in net assets from contract transactions	244,043	2,117,025	115,638
Total increase (decrease) in net assets	598,550	5,902,057	1,364,067
Net assets as of December 31, 2019	$1,625,802	$20,436,381	$6,992,243
Investment income (loss):
Dividend distributions	6,085	267,272	24,844
Investment Expenses:
Mortality and expense risk and administrative charges	(30,495)	(185,852)	(42,873)
Net investment income (loss)	(24,410)	81,420	(18,029)
Increase (decrease) in net assets from operations:
Capital gain distributions	70,825	660,119	-
Realized capital gain (loss) on investments	80,041	24,545	(234,777)
Change in unrealized appreciation (depreciation)	1,120,382	2,330,151	803,817
Net gain (loss) on investments	1,271,248	3,014,815	569,040
Net increase (decrease) in net assets from operations	1,246,838	3,096,235	551,011
Contract owner transactions:
Variable annuity deposits	1,274,909	2,906,315	681,814
Terminations, withdrawals and annuity payments	(236,271)	(1,426,436)	(358,351)
Transfers between subaccounts, net	(616,507)	(134,923)	(1,442,033)
Maintenance charges and mortality adjustments	(2,045)	(61,350)	(11,880)
Increase (decrease) in net assets from contract transactions	420,086	1,283,606	(1,130,450)
Total increase (decrease) in net assets	1,666,924	4,379,841	(579,439)
Net assets as of December 31, 2020	$3,292,726	$24,816,222	$6,412,804

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	American Funds IS® International Growth and Income	American Funds IS® Mortgage	American Funds IS® New World
Net assets as of December 31, 2018	$196,680	$12,417	$1,835,277
Investment income (loss):
Dividend distributions	3,880	898	18,488
Investment Expenses:
Mortality and expense risk and administrative charges	(1,518)	(147)	(17,420)
Net investment income (loss)	2,362	751	1,068
Increase (decrease) in net assets from operations:
Capital gain distributions	2,486	-	82,068
Realized capital gain (loss) on investments	126	11	12,367
Change in unrealized appreciation (depreciation)	31,644	333	466,594
Net gain (loss) on investments	34,256	344	561,029
Net increase (decrease) in net assets from operations	36,618	1,095	562,097
Contract owner transactions:
Variable annuity deposits	335	4,977	196,291
Terminations, withdrawals and annuity payments	(74,871)	(693)	(170,875)
Transfers between subaccounts, net	10,664	22,898	410,215
Maintenance charges and mortality adjustments	-	-	(3,979)
Increase (decrease) in net assets from contract transactions	(63,872)	27,182	431,652
Total increase (decrease) in net assets	(27,254)	28,277	993,749
Net assets as of December 31, 2019	$169,426	$40,694	$2,829,026
Investment income (loss):
Dividend distributions	1,383	2,969	973
Investment Expenses:
Mortality and expense risk and administrative charges	(1,257)	(836)	(20,251)
Net investment income (loss)	126	2,133	(19,278)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	501	27,244
Realized capital gain (loss) on investments	(5,846)	107	41,939
Change in unrealized appreciation (depreciation)	7,031	8,394	508,747
Net gain (loss) on investments	1,185	9,002	577,930
Net increase (decrease) in net assets from operations	1,311	11,135	558,652
Contract owner transactions:
Variable annuity deposits	70,885	-	173,470
Terminations, withdrawals and annuity payments	(87,644)	(1,078)	(130,961)
Transfers between subaccounts, net	(32,647)	238,588	(266,008)
Maintenance charges and mortality adjustments	(21)	(697)	(4,837)
Increase (decrease) in net assets from contract transactions	(49,427)	236,813	(228,336)
Total increase (decrease) in net assets	(48,116)	247,948	330,316
Net assets as of December 31, 2020	$121,310	$288,642	$3,159,342

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	American Funds IS® U.S. Government/AAA-Rated Securities	AMG Managers Fairpointe Mid Cap	Ariel®
Net assets as of December 31, 2018	$62,813	$2,104,415	$4,552,893
Investment income (loss):
Dividend distributions	4,626	18,047	29,210
Investment Expenses:
Mortality and expense risk and administrative charges	(2,394)	(19,167)	(46,636)
Net investment income (loss)	2,232	(1,120)	(17,426)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	120,763	256,171
Realized capital gain (loss) on investments	1,449	(39,460)	23,828
Change in unrealized appreciation (depreciation)	(1,654)	218,290	734,689
Net gain (loss) on investments	(205)	299,593	1,014,688
Net increase (decrease) in net assets from operations	2,027	298,473	997,262
Contract owner transactions:
Variable annuity deposits	655,577	89,371	116,319
Terminations, withdrawals and annuity payments	(5,100)	(221,083)	(535,348)
Transfers between subaccounts, net	(459,438)	(225,209)	(1,606,322)
Maintenance charges and mortality adjustments	-	(4,753)	(13,518)
Increase (decrease) in net assets from contract transactions	191,039	(361,674)	(2,038,869)
Total increase (decrease) in net assets	193,066	(63,201)	(1,041,607)
Net assets as of December 31, 2019	$255,879	$2,041,214	$3,511,286
Investment income (loss):
Dividend distributions	54,408	1,168	10,755
Investment Expenses:
Mortality and expense risk and administrative charges	(28,863)	(14,482)	(26,933)
Net investment income (loss)	25,545	(13,314)	(16,178)
Increase (decrease) in net assets from operations:
Capital gain distributions	52,762	88,481	172,152
Realized capital gain (loss) on investments	4,041	(146,949)	(36,235)
Change in unrealized appreciation (depreciation)	6,701	52,514	163,797
Net gain (loss) on investments	63,504	(5,954)	299,714
Net increase (decrease) in net assets from operations	89,049	(19,268)	283,536
Contract owner transactions:
Variable annuity deposits	825,199	60,870	51,082
Terminations, withdrawals and annuity payments	(83,603)	(189,260)	(188,190)
Transfers between subaccounts, net	2,470,836	(226,372)	(68,699)
Maintenance charges and mortality adjustments	(1,810)	(4,266)	(6,737)
Increase (decrease) in net assets from contract transactions	3,210,622	(359,028)	(212,544)
Total increase (decrease) in net assets	3,299,671	(378,296)	70,992
Net assets as of December 31, 2020	$3,555,550	$1,662,918	$3,582,278

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Baron Asset	BlackRock Advantage Large Cap Core V.I.	BlackRock Advantage Small Cap Growth
Net assets as of December 31, 2018	$619,379	$88,028	$84,074
Investment income (loss):
Dividend distributions	-	2,734	396
Investment Expenses:
Mortality and expense risk and administrative charges	(6,449)	(1,494)	(1,073)
Net investment income (loss)	(6,449)	1,240	(677)
Increase (decrease) in net assets from operations:
Capital gain distributions	13,250	13,398	10,630
Realized capital gain (loss) on investments	26,658	(341)	(1,368)
Change in unrealized appreciation (depreciation)	175,672	18,458	22,206
Net gain (loss) on investments	215,580	31,515	31,468
Net increase (decrease) in net assets from operations	209,131	32,755	30,791
Contract owner transactions:
Variable annuity deposits	25,888	-	6,527
Terminations, withdrawals and annuity payments	(96,466)	(789)	(4,459)
Transfers between subaccounts, net	(10,421)	138,450	45,718
Maintenance charges and mortality adjustments	(3,275)	(144)	(605)
Increase (decrease) in net assets from contract transactions	(84,274)	137,517	47,181
Total increase (decrease) in net assets	124,857	170,272	77,972
Net assets as of December 31, 2019	$744,236	$258,300	$162,046
Investment income (loss):
Dividend distributions	-	1,357	-
Investment Expenses:
Mortality and expense risk and administrative charges	(6,679)	(1,746)	(1,694)
Net investment income (loss)	(6,679)	(389)	(1,694)
Increase (decrease) in net assets from operations:
Capital gain distributions	26,164	14,547	17,190
Realized capital gain (loss) on investments	23,327	(22,641)	(246)
Change in unrealized appreciation (depreciation)	159,381	20,440	64,512
Net gain (loss) on investments	208,872	12,346	81,456
Net increase (decrease) in net assets from operations	202,193	11,957	79,762
Contract owner transactions:
Variable annuity deposits	36,076	2,733	5,746
Terminations, withdrawals and annuity payments	(59,200)	(27,927)	(24,633)
Transfers between subaccounts, net	(34,918)	(72,866)	23,993
Maintenance charges and mortality adjustments	(2,915)	(144)	(805)
Increase (decrease) in net assets from contract transactions	(60,957)	(98,204)	4,301
Total increase (decrease) in net assets	141,236	(86,247)	84,063
Net assets as of December 31, 2020	$885,472	$172,053	$246,109

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	BlackRock Basic Value V.I.	BlackRock Capital Appreciation V.I.	BlackRock Equity Dividend
Net assets as of December 31, 2018	$153,452	$353,212	$559,821
Investment income (loss):
Dividend distributions	3,828	-	11,256
Investment Expenses:
Mortality and expense risk and administrative charges	(1,483)	(4,486)	(5,764)
Net investment income (loss)	2,345	(4,486)	5,492
Increase (decrease) in net assets from operations:
Capital gain distributions	15,242	15,943	73,604
Realized capital gain (loss) on investments	(160)	(11,882)	(12,245)
Change in unrealized appreciation (depreciation)	17,057	81,570	77,959
Net gain (loss) on investments	32,139	85,631	139,318
Net increase (decrease) in net assets from operations	34,484	81,145	144,810
Contract owner transactions:
Variable annuity deposits	-	-	41,699
Terminations, withdrawals and annuity payments	-	(362,136)	(37,518)
Transfers between subaccounts, net	-	(6)	(73,078)
Maintenance charges and mortality adjustments	(53)	-	(3,099)
Increase (decrease) in net assets from contract transactions	(53)	(362,142)	(71,996)
Total increase (decrease) in net assets	34,431	(280,997)	72,814
Net assets as of December 31, 2019	$187,883	$72,215	$632,635
Investment income (loss):
Dividend distributions	2,681	-	11,689
Investment Expenses:
Mortality and expense risk and administrative charges	(954)	(654)	(5,785)
Net investment income (loss)	1,727	(654)	5,904
Increase (decrease) in net assets from operations:
Capital gain distributions	3,364	24,040	32,677
Realized capital gain (loss) on investments	(32,772)	16,826	(19,946)
Change in unrealized appreciation (depreciation)	16,413	25,691	22,148
Net gain (loss) on investments	(12,995)	66,557	34,879
Net increase (decrease) in net assets from operations	(11,268)	65,903	40,783
Contract owner transactions:
Variable annuity deposits	-	119,861	31,331
Terminations, withdrawals and annuity payments	-	(3,040)	(79,652)
Transfers between subaccounts, net	(24,757)	3,286	146,491
Maintenance charges and mortality adjustments	(57)	(170)	(3,568)
Increase (decrease) in net assets from contract transactions	(24,814)	119,937	94,602
Total increase (decrease) in net assets	(36,082)	185,840	135,385
Net assets as of December 31, 2020	$151,801	$258,055	$768,020

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	BlackRock Equity Dividend V.I.	BlackRock Global Allocation	BlackRock Global Allocation V.I.
Net assets as of December 31, 2018	$4,681,420	$314,838	$1,899,963
Investment income (loss):
Dividend distributions	107,084	3,742	27,637
Investment Expenses:
Mortality and expense risk and administrative charges	(43,589)	(3,006)	(16,315)
Net investment income (loss)	63,495	736	11,322
Increase (decrease) in net assets from operations:
Capital gain distributions	435,466	13,977	87,069
Realized capital gain (loss) on investments	19,613	(1,052)	(14,488)
Change in unrealized appreciation (depreciation)	803,029	35,628	232,168
Net gain (loss) on investments	1,258,108	48,553	304,749
Net increase (decrease) in net assets from operations	1,321,603	49,289	316,071
Contract owner transactions:
Variable annuity deposits	970,187	2,568	255,215
Terminations, withdrawals and annuity payments	(895,887)	(30,945)	(295,417)
Transfers between subaccounts, net	803,830	(3,431)	81,520
Maintenance charges and mortality adjustments	(18,202)	(742)	(5,830)
Increase (decrease) in net assets from contract transactions	859,928	(32,550)	35,488
Total increase (decrease) in net assets	2,181,531	16,739	351,559
Net assets as of December 31, 2019	$6,862,951	$331,577	$2,251,522
Investment income (loss):
Dividend distributions	128,104	365	37,453
Investment Expenses:
Mortality and expense risk and administrative charges	(48,399)	(1,213)	(20,458)
Net investment income (loss)	79,705	(848)	16,995
Increase (decrease) in net assets from operations:
Capital gain distributions	246,410	6,062	177,826
Realized capital gain (loss) on investments	(203,806)	(20,499)	4,349
Change in unrealized appreciation (depreciation)	128,177	12,998	309,859
Net gain (loss) on investments	170,781	(1,439)	492,034
Net increase (decrease) in net assets from operations	250,486	(2,287)	509,029
Contract owner transactions:
Variable annuity deposits	429,667	1,986	294,275
Terminations, withdrawals and annuity payments	(434,870)	(199,091)	(157,312)
Transfers between subaccounts, net	284,865	(45,130)	383,650
Maintenance charges and mortality adjustments	(16,698)	(1,664)	(6,499)
Increase (decrease) in net assets from contract transactions	262,964	(243,899)	514,114
Total increase (decrease) in net assets	513,450	(246,186)	1,023,143
Net assets as of December 31, 2020	$7,376,401	$85,391	$3,274,665

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	BlackRock High Yield V.I.	BlackRock International Dividend	BlackRock Large Cap Focus Growth V.I.
Net assets as of December 31, 2018	$3,459,759	$193,976	$54,285
Investment income (loss):
Dividend distributions	455,906	6,695	-
Investment Expenses:
Mortality and expense risk and administrative charges	(73,232)	(2,500)	(650)
Net investment income (loss)	382,674	4,195	(650)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	924	15,592
Realized capital gain (loss) on investments	146,778	(2,938)	(401)
Change in unrealized appreciation (depreciation)	428,562	49,776	4,471
Net gain (loss) on investments	575,340	47,762	19,662
Net increase (decrease) in net assets from operations	958,014	51,957	19,012
Contract owner transactions:
Variable annuity deposits	192,248	11,762	-
Terminations, withdrawals and annuity payments	(601,518)	(4,517)	(184)
Transfers between subaccounts, net	5,337,961	121,806	82,845
Maintenance charges and mortality adjustments	(26,460)	(1,085)	(157)
Increase (decrease) in net assets from contract transactions	4,902,231	127,966	82,504
Total increase (decrease) in net assets	5,860,245	179,923	101,516
Net assets as of December 31, 2019	$9,320,004	$373,899	$155,801
Investment income (loss):
Dividend distributions	488,598	1,997	-
Investment Expenses:
Mortality and expense risk and administrative charges	(97,182)	(1,333)	(1,453)
Net investment income (loss)	391,416	664	(1,453)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	10,093
Realized capital gain (loss) on investments	559,600	(25,751)	9,965
Change in unrealized appreciation (depreciation)	173,244	6,606	46,573
Net gain (loss) on investments	732,844	(19,145)	66,631
Net increase (decrease) in net assets from operations	1,124,260	(18,481)	65,178
Contract owner transactions:
Variable annuity deposits	185,163	8,465	-
Terminations, withdrawals and annuity payments	(868,653)	(19,644)	(18,731)
Transfers between subaccounts, net	(3,568,647)	(254,085)	(21,924)
Maintenance charges and mortality adjustments	(20,803)	(672)	(330)
Increase (decrease) in net assets from contract transactions	(4,272,940)	(265,936)	(40,985)
Total increase (decrease) in net assets	(3,148,680)	(284,417)	24,193
Net assets as of December 31, 2020	$6,171,324	$89,482	$179,994

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	BNY Mellon Appreciation	BNY Mellon Dynamic Value	BNY Mellon IP MidCap Stock
Net assets as of December 31, 2018	$4,208,028	$3,653,972	$4,584,461
Investment income (loss):
Dividend distributions	51,424	54,136	20,868
Investment Expenses:
Mortality and expense risk and administrative charges	(47,055)	(33,766)	(34,035)
Net investment income (loss)	4,369	20,370	(13,167)
Increase (decrease) in net assets from operations:
Capital gain distributions	523,331	63,738	378,420
Realized capital gain (loss) on investments	(137,457)	(2,036)	(230,222)
Change in unrealized appreciation (depreciation)	1,047,149	760,613	607,102
Net gain (loss) on investments	1,433,023	822,315	755,300
Net increase (decrease) in net assets from operations	1,437,392	842,685	742,133
Contract owner transactions:
Variable annuity deposits	144,080	73,261	132,793
Terminations, withdrawals and annuity payments	(472,263)	(530,275)	(649,423)
Transfers between subaccounts, net	692,590	(365,040)	(1,062,056)
Maintenance charges and mortality adjustments	(12,956)	(10,891)	(12,610)
Increase (decrease) in net assets from contract transactions	351,451	(832,945)	(1,591,296)
Total increase (decrease) in net assets	1,788,843	9,740	(849,163)
Net assets as of December 31, 2019	$5,996,871	$3,663,712	$3,735,298
Investment income (loss):
Dividend distributions	43,736	19,118	22,264
Investment Expenses:
Mortality and expense risk and administrative charges	(60,879)	(27,404)	(26,344)
Net investment income (loss)	(17,143)	(8,286)	(4,080)
Increase (decrease) in net assets from operations:
Capital gain distributions	338,257	67,628	-
Realized capital gain (loss) on investments	5,560	(16,299)	(350,109)
Change in unrealized appreciation (depreciation)	1,235,308	655	395,714
Net gain (loss) on investments	1,579,125	51,984	45,605
Net increase (decrease) in net assets from operations	1,561,982	43,698	41,525
Contract owner transactions:
Variable annuity deposits	141,785	43,577	61,768
Terminations, withdrawals and annuity payments	(569,034)	(299,128)	(440,192)
Transfers between subaccounts, net	635,587	(89,947)	415,949
Maintenance charges and mortality adjustments	(16,049)	(7,744)	(8,455)
Increase (decrease) in net assets from contract transactions	192,289	(353,242)	29,070
Total increase (decrease) in net assets	1,754,271	(309,544)	70,595
Net assets as of December 31, 2020	$7,751,142	$3,354,168	$3,805,893

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	BNY Mellon IP Small Cap Stock Index	BNY Mellon IP Technology Growth	BNY Mellon Opportunistic Midcap Value
Net assets as of December 31, 2018	$5,144,534	$10,490,679	$2,305,665
Investment income (loss):
Dividend distributions	48,696	-	6,498
Investment Expenses:
Mortality and expense risk and administrative charges	(44,059)	(111,554)	(22,583)
Net investment income (loss)	4,637	(111,554)	(16,085)
Increase (decrease) in net assets from operations:
Capital gain distributions	464,674	1,442,281	-
Realized capital gain (loss) on investments	(14,276)	189,160	(116,369)
Change in unrealized appreciation (depreciation)	675,753	853,784	710,159
Net gain (loss) on investments	1,126,151	2,485,225	593,790
Net increase (decrease) in net assets from operations	1,130,788	2,373,671	577,705
Contract owner transactions:
Variable annuity deposits	1,139,775	792,627	34,444
Terminations, withdrawals and annuity payments	(525,985)	(2,116,878)	(252,776)
Transfers between subaccounts, net	102,077	1,574,806	(116,011)
Maintenance charges and mortality adjustments	(17,946)	(53,369)	(6,140)
Increase (decrease) in net assets from contract transactions	697,921	197,186	(340,483)
Total increase (decrease) in net assets	1,828,709	2,570,857	237,222
Net assets as of December 31, 2019	$6,973,243	$13,061,536	$2,542,887
Investment income (loss):
Dividend distributions	65,311	9,433	2,714
Investment Expenses:
Mortality and expense risk and administrative charges	(42,257)	(132,457)	(20,430)
Net investment income (loss)	23,054	(123,024)	(17,716)
Increase (decrease) in net assets from operations:
Capital gain distributions	371,891	1,509,643	-
Realized capital gain (loss) on investments	(269,146)	2,267,477	(81,151)
Change in unrealized appreciation (depreciation)	381,483	5,338,325	477,920
Net gain (loss) on investments	484,228	9,115,445	396,769
Net increase (decrease) in net assets from operations	507,282	8,992,421	379,053
Contract owner transactions:
Variable annuity deposits	298,276	756,906	26,937
Terminations, withdrawals and annuity payments	(375,593)	(1,465,355)	(157,494)
Transfers between subaccounts, net	(781,914)	(2,586,763)	(167,335)
Maintenance charges and mortality adjustments	(12,641)	(58,485)	(5,206)
Increase (decrease) in net assets from contract transactions	(871,872)	(3,353,697)	(303,098)
Total increase (decrease) in net assets	(364,590)	5,638,724	75,955
Net assets as of December 31, 2020	$6,608,653	$18,700,260	$2,618,842

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	BNY Mellon Stock Index	BNY Mellon VIF Appreciation	Calamos® Growth
Net assets as of December 31, 2018	$219,825	$392,979	$8,038,291
Investment income (loss):
Dividend distributions	3,450	6,082	-
Investment Expenses:
Mortality and expense risk and administrative charges	(1,508)	(4,912)	(82,043)
Net investment income (loss)	1,942	1,170	(82,043)
Increase (decrease) in net assets from operations:
Capital gain distributions	12,793	54,765	815,223
Realized capital gain (loss) on investments	10,243	3,798	(274,736)
Change in unrealized appreciation (depreciation)	37,158	128,982	1,849,227
Net gain (loss) on investments	60,194	187,545	2,389,714
Net increase (decrease) in net assets from operations	62,136	188,715	2,307,671
Contract owner transactions:
Variable annuity deposits	245	47,520	134,053
Terminations, withdrawals and annuity payments	(15,120)	(31,094)	(1,007,514)
Transfers between subaccounts, net	(35,635)	432,369	(275,438)
Maintenance charges and mortality adjustments	(36)	(2,202)	(20,904)
Increase (decrease) in net assets from contract transactions	(50,546)	446,593	(1,169,803)
Total increase (decrease) in net assets	11,590	635,308	1,137,868
Net assets as of December 31, 2019	$231,415	$1,028,287	$9,176,159
Investment income (loss):
Dividend distributions	1,187	18,716	-
Investment Expenses:
Mortality and expense risk and administrative charges	(518)	(25,775)	(82,284)
Net investment income (loss)	669	(7,059)	(82,284)
Increase (decrease) in net assets from operations:
Capital gain distributions	4,697	88,703	1,051,995
Realized capital gain (loss) on investments	19,567	186,043	(171,402)
Change in unrealized appreciation (depreciation)	(40,006)	819,916	1,789,355
Net gain (loss) on investments	(15,742)	1,094,662	2,669,948
Net increase (decrease) in net assets from operations	(15,073)	1,087,603	2,587,664
Contract owner transactions:
Variable annuity deposits	120,310	67,011	125,150
Terminations, withdrawals and annuity payments	(5,680)	(112,685)	(1,080,332)
Transfers between subaccounts, net	(167,968)	3,272,125	(437,273)
Maintenance charges and mortality adjustments	(45)	(13,461)	(23,021)
Increase (decrease) in net assets from contract transactions	(53,383)	3,212,990	(1,415,476)
Total increase (decrease) in net assets	(68,456)	4,300,593	1,172,188
Net assets as of December 31, 2020	$162,959	$5,328,880	$10,348,347

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Calamos® Growth and Income	Calamos® High Income Opportunities	ClearBridge Small Cap Growth
Net assets as of December 31, 2018	$7,090,713	$417,532	$13,765
Investment income (loss):
Dividend distributions	99,698	26,103	-
Investment Expenses:
Mortality and expense risk and administrative charges	(70,328)	(4,058)	(145)
Net investment income (loss)	29,370	22,045	(145)
Increase (decrease) in net assets from operations:
Capital gain distributions	181,644	-	1,209
Realized capital gain (loss) on investments	58,930	(6,180)	40
Change in unrealized appreciation (depreciation)	1,419,338	38,702	2,213
Net gain (loss) on investments	1,659,912	32,522	3,462
Net increase (decrease) in net assets from operations	1,689,282	54,567	3,317
Contract owner transactions:
Variable annuity deposits	113,873	27,521	-
Terminations, withdrawals and annuity payments	(713,703)	(44,151)	-
Transfers between subaccounts, net	(179,399)	(2,204)	-
Maintenance charges and mortality adjustments	(22,389)	(2,355)	(2)
Increase (decrease) in net assets from contract transactions	(801,618)	(21,189)	(2)
Total increase (decrease) in net assets	887,664	33,378	3,315
Net assets as of December 31, 2019	$7,978,377	$450,910	$17,080
Investment income (loss):
Dividend distributions	91,079	23,242	-
Investment Expenses:
Mortality and expense risk and administrative charges	(70,198)	(3,835)	(166)
Net investment income (loss)	20,881	19,407	(166)
Increase (decrease) in net assets from operations:
Capital gain distributions	184,366	-	1,592
Realized capital gain (loss) on investments	142,599	(8,525)	52
Change in unrealized appreciation (depreciation)	1,182,121	2,638	5,724
Net gain (loss) on investments	1,509,086	(5,887)	7,368
Net increase (decrease) in net assets from operations	1,529,967	13,520	7,202
Contract owner transactions:
Variable annuity deposits	105,754	21,519	-
Terminations, withdrawals and annuity payments	(750,186)	(36,110)	-
Transfers between subaccounts, net	(169,679)	327	-
Maintenance charges and mortality adjustments	(19,423)	(1,955)	(4)
Increase (decrease) in net assets from contract transactions	(833,534)	(16,219)	(4)
Total increase (decrease) in net assets	696,433	(2,699)	7,198
Net assets as of December 31, 2020	$8,674,810	$448,211	$24,278

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	ClearBridge Variable Aggressive Growth	ClearBridge Variable Small Cap Growth	Dimensional VA Equity Allocation
Net assets as of December 31, 2018	$12,770,816	$7,105,038	$-
Investment income (loss):
Dividend distributions	100,130	-	6,198
Investment Expenses:
Mortality and expense risk and administrative charges	(101,777)	(71,934)	(248)
Net investment income (loss)	(1,647)	(71,934)	5,950
Increase (decrease) in net assets from operations:
Capital gain distributions	248,843	700,657	2,453
Realized capital gain (loss) on investments	(60,275)	251,408	3
Change in unrealized appreciation (depreciation)	2,630,689	863,187	6,735
Net gain (loss) on investments	2,819,257	1,815,252	9,191
Net increase (decrease) in net assets from operations	2,817,610	1,743,318	15,141
Contract owner transactions:
Variable annuity deposits	318,324	436,434	347,340
Terminations, withdrawals and annuity payments	(1,057,600)	(971,455)	-
Transfers between subaccounts, net	(569,518)	(1,053,421)	-
Maintenance charges and mortality adjustments	(66,334)	(36,559)	-
Increase (decrease) in net assets from contract transactions	(1,375,128)	(1,625,001)	347,340
Total increase (decrease) in net assets	1,442,482	118,317	362,481
Net assets as of December 31, 2019	$14,213,298	$7,223,355	$362,481
Investment income (loss):
Dividend distributions	56,484	-	3,956
Investment Expenses:
Mortality and expense risk and administrative charges	(82,353)	(79,750)	(1,275)
Net investment income (loss)	(25,869)	(79,750)	2,681
Increase (decrease) in net assets from operations:
Capital gain distributions	923,834	716,599	600
Realized capital gain (loss) on investments	242,710	538,144	27,454
Change in unrealized appreciation (depreciation)	59,652	2,217,555	23,423
Net gain (loss) on investments	1,226,196	3,472,298	51,477
Net increase (decrease) in net assets from operations	1,200,327	3,392,548	54,158
Contract owner transactions:
Variable annuity deposits	108,472	166,779	-
Terminations, withdrawals and annuity payments	(1,496,045)	(709,299)	(1,045)
Transfers between subaccounts, net	(3,340,119)	508,950	(155,759)
Maintenance charges and mortality adjustments	(50,481)	(36,803)	(157)
Increase (decrease) in net assets from contract transactions	(4,778,173)	(70,373)	(156,961)
Total increase (decrease) in net assets	(3,577,846)	3,322,175	(102,803)
Net assets as of December 31, 2020	$10,635,452	$10,545,530	$259,678

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Dimensional VA Global Bond Portfolio	Dimensional VA International Small Portfolio	Dimensional VA International Value Portfolio
Net assets as of December 31, 2018	$281,189	$648,611	$943,289
Investment income (loss):
Dividend distributions	20,408	20,084	32,905
Investment Expenses:
Mortality and expense risk and administrative charges	(1,771)	(7,475)	(5,875)
Net investment income (loss)	18,637	12,609	27,030
Increase (decrease) in net assets from operations:
Capital gain distributions	-	8,915	-
Realized capital gain (loss) on investments	(9,875)	(28,124)	(23,230)
Change in unrealized appreciation (depreciation)	2,322	153,471	132,478
Net gain (loss) on investments	(7,553)	134,262	109,248
Net increase (decrease) in net assets from operations	11,084	146,871	136,278
Contract owner transactions:
Variable annuity deposits	543,431	205	55
Terminations, withdrawals and annuity payments	(45,307)	(29,119)	(32,494)
Transfers between subaccounts, net	16,873	30,025	(70,134)
Maintenance charges and mortality adjustments	(90)	(593)	(154)
Increase (decrease) in net assets from contract transactions	514,907	518	(102,727)
Total increase (decrease) in net assets	525,991	147,389	33,551
Net assets as of December 31, 2019	$807,180	$796,000	$976,840
Investment income (loss):
Dividend distributions	78	12,532	11,070
Investment Expenses:
Mortality and expense risk and administrative charges	(3,222)	(6,094)	(3,244)
Net investment income (loss)	(3,144)	6,438	7,826
Increase (decrease) in net assets from operations:
Capital gain distributions	-	11,039	-
Realized capital gain (loss) on investments	1,333	4,884	(39,659)
Change in unrealized appreciation (depreciation)	10,196	38,478	(33,281)
Net gain (loss) on investments	11,529	54,401	(72,940)
Net increase (decrease) in net assets from operations	8,385	60,839	(65,114)
Contract owner transactions:
Variable annuity deposits	78,014	66,911	79,722
Terminations, withdrawals and annuity payments	(23,243)	(36,903)	(134,122)
Transfers between subaccounts, net	(521,305)	(220,282)	(320,860)
Maintenance charges and mortality adjustments	(358)	(783)	(420)
Increase (decrease) in net assets from contract transactions	(466,892)	(191,057)	(375,680)
Total increase (decrease) in net assets	(458,507)	(130,218)	(440,794)
Net assets as of December 31, 2020	$348,673	$665,782	$536,046

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Dimensional VA Short-Term Fixed Portfolio	Dimensional VA U.S. Large Value Portfolio	Dimensional VA U.S. Targeted Value Portfolio
Net assets as of December 31, 2018	$1,772,046	$2,634,959	$999,392
Investment income (loss):
Dividend distributions	16,503	60,709	16,411
Investment Expenses:
Mortality and expense risk and administrative charges	(4,303)	(19,626)	(11,043)
Net investment income (loss)	12,200	41,083	5,368
Increase (decrease) in net assets from operations:
Capital gain distributions	-	30,809	28,836
Realized capital gain (loss) on investments	3,012	(26,210)	(58,539)
Change in unrealized appreciation (depreciation)	(120)	577,682	235,630
Net gain (loss) on investments	2,892	582,281	205,927
Net increase (decrease) in net assets from operations	15,092	623,364	211,295
Contract owner transactions:
Variable annuity deposits	23	68,054	65,257
Terminations, withdrawals and annuity payments	(49,108)	(460,922)	(35,859)
Transfers between subaccounts, net	(1,006,345)	198,089	(53,023)
Maintenance charges and mortality adjustments	(1,579)	(1,173)	(1,006)
Increase (decrease) in net assets from contract transactions	(1,057,009)	(195,952)	(24,631)
Total increase (decrease) in net assets	(1,041,917)	427,412	186,664
Net assets as of December 31, 2019	$730,129	$3,062,371	$1,186,056
Investment income (loss):
Dividend distributions	2,181	50,249	19,378
Investment Expenses:
Mortality and expense risk and administrative charges	(7,020)	(14,779)	(8,653)
Net investment income (loss)	(4,839)	35,470	10,725
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	-
Realized capital gain (loss) on investments	1,088	(4,815)	(43,551)
Change in unrealized appreciation (depreciation)	450	(132,162)	71,935
Net gain (loss) on investments	1,538	(136,977)	28,384
Net increase (decrease) in net assets from operations	(3,301)	(101,507)	39,109
Contract owner transactions:
Variable annuity deposits	104,278	52,870	22,440
Terminations, withdrawals and annuity payments	(510)	(87,332)	(14,154)
Transfers between subaccounts, net	(463,366)	(390,572)	84,958
Maintenance charges and mortality adjustments	(526)	(1,794)	(998)
Increase (decrease) in net assets from contract transactions	(360,124)	(426,828)	92,246
Total increase (decrease) in net assets	(363,425)	(528,335)	131,355
Net assets as of December 31, 2020	$366,704	$2,534,036	$1,317,411

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	DWS Capital Growth VIP	DWS Core Equity VIP	DWS CROCI® U.S. VIP
Net assets as of December 31, 2018	$29,143	$163,816	$-
Investment income (loss):
Dividend distributions	56	1,432	-
Investment Expenses:
Mortality and expense risk and administrative charges	(285)	(1,487)	(6)
Net investment income (loss)	(229)	(55)	(6)
Increase (decrease) in net assets from operations:
Capital gain distributions	3,838	20,537	-
Realized capital gain (loss) on investments	31	(13,505)	7
Change in unrealized appreciation (depreciation)	8,392	32,386	496
Net gain (loss) on investments	12,261	39,418	503
Net increase (decrease) in net assets from operations	12,032	39,363	497
Contract owner transactions:
Variable annuity deposits	-	4,481	15,494
Terminations, withdrawals and annuity payments	(482)	(12,484)	(250)
Transfers between subaccounts, net	26,728	(72,038)	-
Maintenance charges and mortality adjustments	-	-	-
Increase (decrease) in net assets from contract transactions	26,246	(80,041)	15,244
Total increase (decrease) in net assets	38,278	(40,678)	15,741
Net assets as of December 31, 2019	$67,421	$123,138	$15,741
Investment income (loss):
Dividend distributions	117	1,298	247
Investment Expenses:
Mortality and expense risk and administrative charges	(230)	(1,163)	(43)
Net investment income (loss)	(113)	135	204
Increase (decrease) in net assets from operations:
Capital gain distributions	2,937	5,531	633
Realized capital gain (loss) on investments	1,111	(9,344)	(594)
Change in unrealized appreciation (depreciation)	10,268	10,038	(2,445)
Net gain (loss) on investments	14,316	6,225	(2,406)
Net increase (decrease) in net assets from operations	14,203	6,360	(2,202)
Contract owner transactions:
Variable annuity deposits	152	-	3
Terminations, withdrawals and annuity payments	(446)	-	(2,381)
Transfers between subaccounts, net	(27,467)	(42,526)	-
Maintenance charges and mortality adjustments	(42)	-	(9)
Increase (decrease) in net assets from contract transactions	(27,803)	(42,526)	(2,387)
Total increase (decrease) in net assets	(13,600)	(36,166)	(4,589)
Net assets as of December 31, 2020	$53,821	$86,972	$11,152

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	DWS Global Small Cap VIP	DWS High Income VIP	DWS International Growth VIP
Net assets as of December 31, 2018	$32,405	$5,748	$105,950
Investment income (loss):
Dividend distributions	-	-	-
Investment Expenses:
Mortality and expense risk and administrative charges	(319)	(9)	(8)
Net investment income (loss)	(319)	(9)	(8)
Increase (decrease) in net assets from operations:
Capital gain distributions	2,018	-	-
Realized capital gain (loss) on investments	(135)	(544)	(13,825)
Change in unrealized appreciation (depreciation)	4,919	742	13,555
Net gain (loss) on investments	6,802	198	(270)
Net increase (decrease) in net assets from operations	6,483	189	(278)
Contract owner transactions:
Variable annuity deposits	-	10,500	15,494
Terminations, withdrawals and annuity payments	(37)	-	(251)
Transfers between subaccounts, net	-	(5,757)	(105,007)
Maintenance charges and mortality adjustments	-	-	-
Increase (decrease) in net assets from contract transactions	(37)	4,743	(89,764)
Total increase (decrease) in net assets	6,446	4,932	(90,042)
Net assets as of December 31, 2019	$38,851	$10,680	$15,908
Investment income (loss):
Dividend distributions	208	547	179
Investment Expenses:
Mortality and expense risk and administrative charges	(300)	(38)	(53)
Net investment income (loss)	(92)	509	126
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	-
Realized capital gain (loss) on investments	(140)	(2)	29
Change in unrealized appreciation (depreciation)	6,422	67	2,589
Net gain (loss) on investments	6,282	65	2,618
Net increase (decrease) in net assets from operations	6,190	574	2,744
Contract owner transactions:
Variable annuity deposits	-	-	1
Terminations, withdrawals and annuity payments	(47)	-	(2,902)
Transfers between subaccounts, net	-	-	-
Maintenance charges and mortality adjustments	(1)	(9)	(12)
Increase (decrease) in net assets from contract transactions	(48)	(9)	(2,913)
Total increase (decrease) in net assets	6,142	565	(169)
Net assets as of December 31, 2020	$44,993	$11,245	$15,739

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	DWS Small Mid Cap Value VIP	Eaton Vance VT Floating-Rate Income	Federated Hermes Corporate Bond (a)
Net assets as of December 31, 2018	$9,383	$2,923,380	$7,642,608
Investment income (loss):
Dividend distributions	38	160,906	293,401
Investment Expenses:
Mortality and expense risk and administrative charges	(153)	(48,078)	(71,431)
Net investment income (loss)	(115)	112,828	221,970
Increase (decrease) in net assets from operations:
Capital gain distributions	756	-	-
Realized capital gain (loss) on investments	(43)	(21,259)	73,932
Change in unrealized appreciation (depreciation)	1,208	97,620	653,887
Net gain (loss) on investments	1,921	76,361	727,819
Net increase (decrease) in net assets from operations	1,806	189,189	949,789
Contract owner transactions:
Variable annuity deposits	-	61,851	290,454
Terminations, withdrawals and annuity payments	-	(166,320)	(957,031)
Transfers between subaccounts, net	-	1,157,844	(1,096,323)
Maintenance charges and mortality adjustments	-	(485)	(21,036)
Increase (decrease) in net assets from contract transactions	-	1,052,890	(1,783,936)
Total increase (decrease) in net assets	1,806	1,242,079	(834,147)
Net assets as of December 31, 2019	$11,189	$4,165,459	$6,808,461
Investment income (loss):
Dividend distributions	103	65,467	271,335
Investment Expenses:
Mortality and expense risk and administrative charges	(134)	(24,330)	(74,847)
Net investment income (loss)	(31)	41,137	196,488
Increase (decrease) in net assets from operations:
Capital gain distributions	759	-	-
Realized capital gain (loss) on investments	(71)	(376,650)	118,130
Change in unrealized appreciation (depreciation)	(941)	56,080	311,123
Net gain (loss) on investments	(253)	(320,570)	429,253
Net increase (decrease) in net assets from operations	(284)	(279,433)	625,741
Contract owner transactions:
Variable annuity deposits	-	7	289,825
Terminations, withdrawals and annuity payments	-	(62,812)	(852,475)
Transfers between subaccounts, net	-	(1,883,831)	1,287,690
Maintenance charges and mortality adjustments	-	(188)	(18,478)
Increase (decrease) in net assets from contract transactions	-	(1,946,824)	706,562
Total increase (decrease) in net assets	(284)	(2,226,257)	1,332,303
Net assets as of December 31, 2020	$10,905	$1,939,202	$8,140,764

(a) Name change. See Note 1.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Federated Hermes Fund for U.S. Government Securities II (a)	Federated Hermes High Income Bond II (a)	FFI Strategies (a)
Net assets as of December 31, 2018	$4,979,476	$5,609,325	$15,964
Investment income (loss):
Dividend distributions	122,038	356,331	47
Investment Expenses:
Mortality and expense risk and administrative charges	(62,617)	(96,453)	(247)
Net investment income (loss)	59,421	259,878	(200)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	-
Realized capital gain (loss) on investments	(4,197)	(83,880)	(35)
Change in unrealized appreciation (depreciation)	155,385	662,435	1,965
Net gain (loss) on investments	151,188	578,555	1,930
Net increase (decrease) in net assets from operations	210,609	838,433	1,730
Contract owner transactions:
Variable annuity deposits	5,824	204,802	-
Terminations, withdrawals and annuity payments	(850,997)	(952,174)	-
Transfers between subaccounts, net	(374,079)	8,110,958	-
Maintenance charges and mortality adjustments	(25,656)	(33,733)	-
Increase (decrease) in net assets from contract transactions	(1,244,908)	7,329,853	-
Total increase (decrease) in net assets	(1,034,299)	8,168,286	1,730
Net assets as of December 31, 2019	$3,945,177	$13,777,611	$17,694
Investment income (loss):
Dividend distributions	132,062	315,293	374
Investment Expenses:
Mortality and expense risk and administrative charges	(72,115)	(88,552)	(202)
Net investment income (loss)	59,947	226,741	172
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	101
Realized capital gain (loss) on investments	58,100	52,851	(79)
Change in unrealized appreciation (depreciation)	36,386	24,299	(868)
Net gain (loss) on investments	94,486	77,150	(846)
Net increase (decrease) in net assets from operations	154,433	303,891	(674)
Contract owner transactions:
Variable annuity deposits	150,705	25,073	-
Terminations, withdrawals and annuity payments	(688,796)	(938,352)	-
Transfers between subaccounts, net	2,287,706	(7,053,440)	-
Maintenance charges and mortality adjustments	(22,368)	(35,658)	-
Increase (decrease) in net assets from contract transactions	1,727,247	(8,002,377)	-
Total increase (decrease) in net assets	1,881,680	(7,698,486)	(674)
Net assets as of December 31, 2020	$5,826,857	$6,079,125	$17,020

(a) Name change. See Note 1.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Fidelity® Advisor Dividend Growth	Fidelity® Advisor International Capital Appreciation (d)	Fidelity® Advisor Leveraged Company Stock
Net assets as of December 31, 2018	$2,061,934	$366,400	$26,123
Investment income (loss):
Dividend distributions	29,650	737	-
Investment Expenses:
Mortality and expense risk and administrative charges	(20,628)	(3,360)	(436)
Net investment income (loss)	9,022	(2,623)	(436)
Increase (decrease) in net assets from operations:
Capital gain distributions	77,147	-	2,752
Realized capital gain (loss) on investments	(880)	25,001	(703)
Change in unrealized appreciation (depreciation)	451,406	77,322	7,686
Net gain (loss) on investments	527,673	102,323	9,735
Net increase (decrease) in net assets from operations	536,695	99,700	9,299
Contract owner transactions:
Variable annuity deposits	36,461	2,245	5,419
Terminations, withdrawals and annuity payments	(118,873)	(52,804)	(2,471)
Transfers between subaccounts, net	(13,702)	(36,298)	17,693
Maintenance charges and mortality adjustments	(5,107)	(938)	(224)
Increase (decrease) in net assets from contract transactions	(101,221)	(87,795)	20,417
Total increase (decrease) in net assets	435,474	11,905	29,716
Net assets as of December 31, 2019	$2,497,408	$378,305	$55,839
Investment income (loss):
Dividend distributions	26,821	-	-
Investment Expenses:
Mortality and expense risk and administrative charges	(19,067)	(3,355)	(497)
Net investment income (loss)	7,754	(3,355)	(497)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	2,076
Realized capital gain (loss) on investments	(9,204)	16,266	(683)
Change in unrealized appreciation (depreciation)	(2,175)	58,682	14,364
Net gain (loss) on investments	(11,379)	74,948	15,757
Net increase (decrease) in net assets from operations	(3,625)	71,593	15,260
Contract owner transactions:
Variable annuity deposits	25,213	1,697	5,881
Terminations, withdrawals and annuity payments	(203,279)	(15,133)	(895)
Transfers between subaccounts, net	(84,014)	(22,683)	(7,711)
Maintenance charges and mortality adjustments	(5,696)	(943)	(211)
Increase (decrease) in net assets from contract transactions	(267,776)	(37,062)	(2,936)
Total increase (decrease) in net assets	(271,401)	34,531	12,324
Net assets as of December 31, 2020	$2,226,007	$412,836	$68,163

(d) Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Fidelity® Advisor New Insights	Fidelity® Advisor Real Estate	Fidelity® Advisor Stock Selector Mid Cap
Net assets as of December 31, 2018	$2,265,034	$1,809,464	$688,952
Investment income (loss):
Dividend distributions	-	31,001	8,615
Investment Expenses:
Mortality and expense risk and administrative charges	(20,028)	(18,457)	(8,207)
Net investment income (loss)	(20,028)	12,544	408
Increase (decrease) in net assets from operations:
Capital gain distributions	138,205	120,596	92,717
Realized capital gain (loss) on investments	44,864	14,205	13,909
Change in unrealized appreciation (depreciation)	397,039	226,693	139,358
Net gain (loss) on investments	580,108	361,494	245,984
Net increase (decrease) in net assets from operations	560,080	374,038	246,392
Contract owner transactions:
Variable annuity deposits	120,417	57,372	15,121
Terminations, withdrawals and annuity payments	(200,454)	(164,360)	(84,270)
Transfers between subaccounts, net	(591,161)	(67,167)	1,857,940
Maintenance charges and mortality adjustments	(4,707)	(7,837)	(2,658)
Increase (decrease) in net assets from contract transactions	(675,905)	(181,992)	1,786,133
Total increase (decrease) in net assets	(115,825)	192,046	2,032,525
Net assets as of December 31, 2019	$2,149,209	$2,001,510	$2,721,477
Investment income (loss):
Dividend distributions	-	19,693	17,885
Investment Expenses:
Mortality and expense risk and administrative charges	(10,075)	(16,428)	(21,978)
Net investment income (loss)	(10,075)	3,265	(4,093)
Increase (decrease) in net assets from operations:
Capital gain distributions	37,055	42,847	37,742
Realized capital gain (loss) on investments	172,639	(19,028)	7,541
Change in unrealized appreciation (depreciation)	(122,159)	(183,581)	250,177
Net gain (loss) on investments	87,535	(159,762)	295,460
Net increase (decrease) in net assets from operations	77,460	(156,497)	291,367
Contract owner transactions:
Variable annuity deposits	58,739	52,068	54,887
Terminations, withdrawals and annuity payments	(297,659)	(182,287)	(266,767)
Transfers between subaccounts, net	(1,673,711)	108,559	41,811
Maintenance charges and mortality adjustments	(2,133)	(6,799)	(5,188)
Increase (decrease) in net assets from contract transactions	(1,914,764)	(28,459)	(175,257)
Total increase (decrease) in net assets	(1,837,304)	(184,956)	116,110
Net assets as of December 31, 2020	$311,905	$1,816,554	$2,837,587

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Fidelity® Advisor Value Strategies	Fidelity® VIP Balanced	Fidelity® VIP Contrafund
Net assets as of December 31, 2018	$1,538,651	$1,110,386	$13,699,710
Investment income (loss):
Dividend distributions	20,607	21,587	31,010
Investment Expenses:
Mortality and expense risk and administrative charges	(16,688)	(8,722)	(195,975)
Net investment income (loss)	3,919	12,865	(164,965)
Increase (decrease) in net assets from operations:
Capital gain distributions	76,011	58,351	1,765,586
Realized capital gain (loss) on investments	10,074	2,220	192,305
Change in unrealized appreciation (depreciation)	408,501	191,023	1,992,458
Net gain (loss) on investments	494,586	251,594	3,950,349
Net increase (decrease) in net assets from operations	498,505	264,459	3,785,384
Contract owner transactions:
Variable annuity deposits	27,289	19,984	145,131
Terminations, withdrawals and annuity payments	(147,062)	(67,856)	(2,488,666)
Transfers between subaccounts, net	122,159	185,412	(365,088)
Maintenance charges and mortality adjustments	(5,989)	(1,021)	(82,750)
Increase (decrease) in net assets from contract transactions	(3,603)	136,519	(2,791,373)
Total increase (decrease) in net assets	494,902	400,978	994,011
Net assets as of December 31, 2019	$2,033,553	$1,511,364	$14,693,721
Investment income (loss):
Dividend distributions	9,404	16,014	10,767
Investment Expenses:
Mortality and expense risk and administrative charges	(14,724)	(8,462)	(216,920)
Net investment income (loss)	(5,320)	7,552	(206,153)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	22,013	74,787
Realized capital gain (loss) on investments	(42,798)	(42,977)	795,827
Change in unrealized appreciation (depreciation)	91,321	162,665	4,103,337
Net gain (loss) on investments	48,523	141,701	4,973,951
Net increase (decrease) in net assets from operations	43,203	149,253	4,767,798
Contract owner transactions:
Variable annuity deposits	28,227	32,052	1,519,898
Terminations, withdrawals and annuity payments	(142,094)	(16,729)	(1,695,742)
Transfers between subaccounts, net	(231,589)	(305,157)	234,626
Maintenance charges and mortality adjustments	(4,717)	(442)	(85,352)
Increase (decrease) in net assets from contract transactions	(350,173)	(290,276)	(26,570)
Total increase (decrease) in net assets	(306,970)	(141,023)	4,741,228
Net assets as of December 31, 2020	$1,726,583	$1,370,341	$19,434,949

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Fidelity® VIP Disciplined Small Cap	Fidelity® VIP Emerging Markets	Fidelity® VIP Equity-Income
Net assets as of December 31, 2018	$103,654	$528,033	$2,838,571
Investment income (loss):
Dividend distributions	518	6,499	50,956
Investment Expenses:
Mortality and expense risk and administrative charges	(828)	(3,686)	(18,435)
Net investment income (loss)	(310)	2,813	32,521
Increase (decrease) in net assets from operations:
Capital gain distributions	9,535	-	180,800
Realized capital gain (loss) on investments	(5,283)	16,194	(43,825)
Change in unrealized appreciation (depreciation)	16,606	117,331	451,443
Net gain (loss) on investments	20,858	133,525	588,418
Net increase (decrease) in net assets from operations	20,548	136,338	620,939
Contract owner transactions:
Variable annuity deposits	4,601	14,412	293,345
Terminations, withdrawals and annuity payments	(5,878)	(65,756)	(845,424)
Transfers between subaccounts, net	(69,107)	(109,689)	66,180
Maintenance charges and mortality adjustments	(64)	(202)	(30,671)
Increase (decrease) in net assets from contract transactions	(70,448)	(161,235)	(516,570)
Total increase (decrease) in net assets	(49,900)	(24,897)	104,369
Net assets as of December 31, 2019	$53,754	$503,136	$2,942,940
Investment income (loss):
Dividend distributions	282	3,709	48,306
Investment Expenses:
Mortality and expense risk and administrative charges	(509)	(2,852)	(19,824)
Net investment income (loss)	(227)	857	28,482
Increase (decrease) in net assets from operations:
Capital gain distributions	-	57,410	107,020
Realized capital gain (loss) on investments	(1,935)	26,281	(15,647)
Change in unrealized appreciation (depreciation)	8,954	83,025	130,047
Net gain (loss) on investments	7,019	166,716	221,420
Net increase (decrease) in net assets from operations	6,792	167,573	249,902
Contract owner transactions:
Variable annuity deposits	-	15,641	215,124
Terminations, withdrawals and annuity payments	(374)	(42,461)	(237,180)
Transfers between subaccounts, net	(2,302)	(25,068)	421,125
Maintenance charges and mortality adjustments	(74)	(366)	(8,068)
Increase (decrease) in net assets from contract transactions	(2,750)	(52,254)	391,001
Total increase (decrease) in net assets	4,042	115,319	640,903
Net assets as of December 31, 2020	$57,796	$618,455	$3,583,843

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Fidelity® VIP Growth & Income	Fidelity® VIP Growth Opportunities	Fidelity® VIP High Income
Net assets as of December 31, 2018	$3,350,027	$16,584,394	$806,214
Investment income (loss):
Dividend distributions	139,960	-	169,643
Investment Expenses:
Mortality and expense risk and administrative charges	(29,676)	(221,818)	(80,177)
Net investment income (loss)	110,284	(221,818)	89,466
Increase (decrease) in net assets from operations:
Capital gain distributions	349,045	1,718,673	-
Realized capital gain (loss) on investments	(33,717)	921,912	300,991
Change in unrealized appreciation (depreciation)	557,747	4,306,313	167,239
Net gain (loss) on investments	873,075	6,946,898	468,230
Net increase (decrease) in net assets from operations	983,359	6,725,080	557,696
Contract owner transactions:
Variable annuity deposits	223,253	2,824,159	1,587,904
Terminations, withdrawals and annuity payments	(784,173)	(2,994,567)	(825,346)
Transfers between subaccounts, net	627,847	2,169,178	6,301,296
Maintenance charges and mortality adjustments	(21,975)	(88,905)	(4,364)
Increase (decrease) in net assets from contract transactions	44,952	1,909,865	7,059,490
Total increase (decrease) in net assets	1,028,311	8,634,945	7,617,186
Net assets as of December 31, 2019	$4,378,338	$25,219,339	$8,423,400
Investment income (loss):
Dividend distributions	74,119	-	406,500
Investment Expenses:
Mortality and expense risk and administrative charges	(27,146)	(359,067)	(73,744)
Net investment income (loss)	46,973	(359,067)	332,756
Increase (decrease) in net assets from operations:
Capital gain distributions	210,895	1,932,853	-
Realized capital gain (loss) on investments	(195,837)	4,165,553	(48,796)
Change in unrealized appreciation (depreciation)	86,398	14,856,546	35,064
Net gain (loss) on investments	101,456	20,954,952	(13,732)
Net increase (decrease) in net assets from operations	148,429	20,595,885	319,024
Contract owner transactions:
Variable annuity deposits	209,211	2,160,743	301,308
Terminations, withdrawals and annuity payments	(500,972)	(2,479,666)	(341,196)
Transfers between subaccounts, net	25,472	7,009,844	1,179,492
Maintenance charges and mortality adjustments	(12,744)	(138,981)	(3,345)
Increase (decrease) in net assets from contract transactions	(279,033)	6,551,940	1,136,259
Total increase (decrease) in net assets	(130,604)	27,147,825	1,455,283
Net assets as of December 31, 2020	$4,247,734	$52,367,164	$9,878,683

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Fidelity® VIP Index 500	Fidelity® VIP Investment Grade Bond	Fidelity® VIP Mid Cap
Net assets as of December 31, 2018	$15,121,155	$5,640,191	$446,721
Investment income (loss):
Dividend distributions	329,469	170,855	3,000
Investment Expenses:
Mortality and expense risk and administrative charges	(231,641)	(79,865)	(3,066)
Net investment income (loss)	97,828	90,990	(66)
Increase (decrease) in net assets from operations:
Capital gain distributions	264,781	-	55,306
Realized capital gain (loss) on investments	744,245	52,767	(10,413)
Change in unrealized appreciation (depreciation)	3,583,262	375,136	50,515
Net gain (loss) on investments	4,592,288	427,903	95,408
Net increase (decrease) in net assets from operations	4,690,116	518,893	95,342
Contract owner transactions:
Variable annuity deposits	430,096	69,529	480
Terminations, withdrawals and annuity payments	(2,273,406)	(1,103,165)	(24,703)
Transfers between subaccounts, net	3,044,515	1,901,783	(66,450)
Maintenance charges and mortality adjustments	(92,743)	(34,766)	(129)
Increase (decrease) in net assets from contract transactions	1,108,462	833,381	(90,802)
Total increase (decrease) in net assets	5,798,578	1,352,274	4,540
Net assets as of December 31, 2019	$20,919,733	$6,992,465	$451,261
Investment income (loss):
Dividend distributions	311,757	138,056	1,776
Investment Expenses:
Mortality and expense risk and administrative charges	(241,285)	(82,264)	(2,500)
Net investment income (loss)	70,472	55,792	(724)
Increase (decrease) in net assets from operations:
Capital gain distributions	72,357	2,338	-
Realized capital gain (loss) on investments	1,018,829	102,137	(3,371)
Change in unrealized appreciation (depreciation)	1,728,938	280,568	92,499
Net gain (loss) on investments	2,820,124	385,043	89,128
Net increase (decrease) in net assets from operations	2,890,596	440,835	88,404
Contract owner transactions:
Variable annuity deposits	591,952	121,876	26
Terminations, withdrawals and annuity payments	(2,410,470)	(620,113)	(7,013)
Transfers between subaccounts, net	656,522	243,774	26,732
Maintenance charges and mortality adjustments	(99,252)	(34,589)	(285)
Increase (decrease) in net assets from contract transactions	(1,261,248)	(289,052)	19,460
Total increase (decrease) in net assets	1,629,348	151,783	107,864
Net assets as of December 31, 2020	$22,549,081	$7,144,248	$559,125

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Fidelity® VIP Overseas	Fidelity® VIP Real Estate	Fidelity® VIP Strategic Income
Net assets as of December 31, 2018	$2,520,463	$253,793	$404,126
Investment income (loss):
Dividend distributions	28,922	4,135	65,703
Investment Expenses:
Mortality and expense risk and administrative charges	(15,092)	(1,485)	(7,110)
Net investment income (loss)	13,830	2,650	58,593
Increase (decrease) in net assets from operations:
Capital gain distributions	100,988	5,531	15,557
Realized capital gain (loss) on investments	(20,061)	(2,210)	(1,495)
Change in unrealized appreciation (depreciation)	420,510	48,021	14,432
Net gain (loss) on investments	501,437	51,342	28,494
Net increase (decrease) in net assets from operations	515,267	53,992	87,087
Contract owner transactions:
Variable annuity deposits	93,304	9,000	5
Terminations, withdrawals and annuity payments	(138,845)	(4,021)	(190,915)
Transfers between subaccounts, net	(977,617)	(35,635)	1,853,863
Maintenance charges and mortality adjustments	(4,689)	(20)	(415)
Increase (decrease) in net assets from contract transactions	(1,027,847)	(30,676)	1,662,538
Total increase (decrease) in net assets	(512,580)	23,316	1,749,625
Net assets as of December 31, 2019	$2,007,883	$277,109	$2,153,751
Investment income (loss):
Dividend distributions	12,663	5,289	36,685
Investment Expenses:
Mortality and expense risk and administrative charges	(43,118)	(1,293)	(6,625)
Net investment income (loss)	(30,455)	3,996	30,060
Increase (decrease) in net assets from operations:
Capital gain distributions	23,445	14,803	12,284
Realized capital gain (loss) on investments	128,902	(19,915)	(53,499)
Change in unrealized appreciation (depreciation)	910,283	(26,930)	40,239
Net gain (loss) on investments	1,062,630	(32,042)	(976)
Net increase (decrease) in net assets from operations	1,032,175	(28,046)	29,084
Contract owner transactions:
Variable annuity deposits	153,474	-	167,478
Terminations, withdrawals and annuity payments	(467,232)	(73,357)	(95,703)
Transfers between subaccounts, net	3,845,866	88,493	(1,008,048)
Maintenance charges and mortality adjustments	(24,553)	(68)	(515)
Increase (decrease) in net assets from contract transactions	3,507,555	15,068	(936,788)
Total increase (decrease) in net assets	4,539,730	(12,978)	(907,704)
Net assets as of December 31, 2020	$6,547,613	$264,131	$1,246,047

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Franklin Allocation VIP Fund	Franklin Flex Cap Growth VIP Fund	Franklin Growth and Income VIP Fund
Net assets as of December 31, 2018	$2,701,439	$247,170	$30,355
Investment income (loss):
Dividend distributions	101,233	-	5,490
Investment Expenses:
Mortality and expense risk and administrative charges	(22,731)	(2,723)	(588)
Net investment income (loss)	78,502	(2,723)	4,902
Increase (decrease) in net assets from operations:
Capital gain distributions	194,754	32,985	13,052
Realized capital gain (loss) on investments	(24,306)	(1,430)	144
Change in unrealized appreciation (depreciation)	254,273	82,191	17,556
Net gain (loss) on investments	424,721	113,746	30,752
Net increase (decrease) in net assets from operations	503,223	111,023	35,654
Contract owner transactions:
Variable annuity deposits	298,293	-	8
Terminations, withdrawals and annuity payments	(233,386)	-	(29,936)
Transfers between subaccounts, net	(72,025)	369,523	200,986
Maintenance charges and mortality adjustments	(17,230)	-	(28)
Increase (decrease) in net assets from contract transactions	(24,348)	369,523	171,030
Total increase (decrease) in net assets	478,875	480,546	206,684
Net assets as of December 31, 2019	$3,180,314	$727,716	$237,039
Investment income (loss):
Dividend distributions	38,398	-	4,576
Investment Expenses:
Mortality and expense risk and administrative charges	(21,884)	(3,723)	(2,438)
Net investment income (loss)	16,514	(3,723)	2,138
Increase (decrease) in net assets from operations:
Capital gain distributions	739,888	52,069	26,751
Realized capital gain (loss) on investments	(62,086)	557	(11,883)
Change in unrealized appreciation (depreciation)	(402,305)	279,326	3,156
Net gain (loss) on investments	275,497	331,952	18,024
Net increase (decrease) in net assets from operations	292,011	328,229	20,162
Contract owner transactions:
Variable annuity deposits	40,498	3	270,821
Terminations, withdrawals and annuity payments	(252,933)	(215)	(4,773)
Transfers between subaccounts, net	(170,174)	65,426	(77,801)
Maintenance charges and mortality adjustments	(13,490)	(23)	(121)
Increase (decrease) in net assets from contract transactions	(396,099)	65,191	188,126
Total increase (decrease) in net assets	(104,088)	393,420	208,288
Net assets as of December 31, 2020	$3,076,226	$1,121,136	$445,327

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Franklin Income VIP Fund	Franklin Large Cap Growth VIP Fund	Franklin Mutual Global Discovery VIP Fund
Net assets as of December 31, 2018	$16,853,893	$12,873	$12,170,219
Investment income (loss):
Dividend distributions	849,734	-	202,584
Investment Expenses:
Mortality and expense risk and administrative charges	(142,828)	(254)	(98,668)
Net investment income (loss)	706,906	(254)	103,916
Increase (decrease) in net assets from operations:
Capital gain distributions	256,821	1,227	1,272,584
Realized capital gain (loss) on investments	139,786	(158)	(294,808)
Change in unrealized appreciation (depreciation)	1,239,651	3,004	1,539,257
Net gain (loss) on investments	1,636,258	4,073	2,517,033
Net increase (decrease) in net assets from operations	2,343,164	3,819	2,620,949
Contract owner transactions:
Variable annuity deposits	419,630	-	92,627
Terminations, withdrawals and annuity payments	(1,993,107)	(190)	(1,612,801)
Transfers between subaccounts, net	1,392	19,095	(820,591)
Maintenance charges and mortality adjustments	(78,438)	-	(60,496)
Increase (decrease) in net assets from contract transactions	(1,650,523)	18,905	(2,401,261)
Total increase (decrease) in net assets	692,641	22,724	219,688
Net assets as of December 31, 2019	$17,546,534	$35,597	$12,389,907
Investment income (loss):
Dividend distributions	705,238	-	209,538
Investment Expenses:
Mortality and expense risk and administrative charges	(102,756)	(445)	(72,427)
Net investment income (loss)	602,482	(445)	137,111
Increase (decrease) in net assets from operations:
Capital gain distributions	9,989	19,762	167,831
Realized capital gain (loss) on investments	(662,142)	(8,096)	(767,476)
Change in unrealized appreciation (depreciation)	(740,155)	1,742	(450,357)
Net gain (loss) on investments	(1,392,308)	13,408	(1,050,002)
Net increase (decrease) in net assets from operations	(789,826)	12,963	(912,891)
Contract owner transactions:
Variable annuity deposits	296,875	-	61,854
Terminations, withdrawals and annuity payments	(2,152,349)	(72)	(1,231,483)
Transfers between subaccounts, net	(3,767,012)	(33,492)	(1,000,808)
Maintenance charges and mortality adjustments	(48,015)	-	(45,813)
Increase (decrease) in net assets from contract transactions	(5,670,501)	(33,564)	(2,216,250)
Total increase (decrease) in net assets	(6,460,327)	(20,601)	(3,129,141)
Net assets as of December 31, 2020	$11,086,207	$14,996	$9,260,766

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Franklin Mutual Shares VIP Fund	Franklin Rising Dividends VIP Fund	Franklin Small Cap Value VIP Fund
Net assets as of December 31, 2018	$31,634	$1,393,061	$2,614,474
Investment income (loss):
Dividend distributions	548	18,881	29,475
Investment Expenses:
Mortality and expense risk and administrative charges	(433)	(15,904)	(29,623)
Net investment income (loss)	115	2,977	(148)
Increase (decrease) in net assets from operations:
Capital gain distributions	2,932	234,141	469,557
Realized capital gain (loss) on investments	(233)	(12,785)	(149,191)
Change in unrealized appreciation (depreciation)	3,427	126,250	531,002
Net gain (loss) on investments	6,126	347,606	851,368
Net increase (decrease) in net assets from operations	6,241	350,583	851,220
Contract owner transactions:
Variable annuity deposits	-	1,988	121,530
Terminations, withdrawals and annuity payments	(5,922)	(597,288)	(544,841)
Transfers between subaccounts, net	-	31,650	2,277,341
Maintenance charges and mortality adjustments	-	(1,365)	(14,756)
Increase (decrease) in net assets from contract transactions	(5,922)	(565,015)	1,839,274
Total increase (decrease) in net assets	319	(214,432)	2,690,494
Net assets as of December 31, 2019	$31,953	$1,178,629	$5,304,968
Investment income (loss):
Dividend distributions	750	9,353	33,890
Investment Expenses:
Mortality and expense risk and administrative charges	(347)	(10,162)	(17,918)
Net investment income (loss)	403	(809)	15,972
Increase (decrease) in net assets from operations:
Capital gain distributions	1,043	39,667	144,144
Realized capital gain (loss) on investments	(256)	(103,039)	7,598
Change in unrealized appreciation (depreciation)	(3,270)	65,177	(134,008)
Net gain (loss) on investments	(2,483)	1,805	17,734
Net increase (decrease) in net assets from operations	(2,080)	996	33,706
Contract owner transactions:
Variable annuity deposits	-	11,258	131,411
Terminations, withdrawals and annuity payments	(503)	(9,817)	(278,916)
Transfers between subaccounts, net	-	(220,442)	(2,554,806)
Maintenance charges and mortality adjustments	(3)	(514)	(8,303)
Increase (decrease) in net assets from contract transactions	(506)	(219,515)	(2,710,614)
Total increase (decrease) in net assets	(2,586)	(218,519)	(2,676,908)
Net assets as of December 31, 2020	$29,367	$960,110	$2,628,060

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Franklin Small-Mid Cap Growth VIP Fund	Franklin Strategic Income VIP Fund	Franklin U.S. Government Securities VIP Fund
Net assets as of December 31, 2018	$3,085,642	$7,852,448	$149,654
Investment income (loss):
Dividend distributions	-	437,664	4,997
Investment Expenses:
Mortality and expense risk and administrative charges	(49,998)	(66,564)	(1,289)
Net investment income (loss)	(49,998)	371,100	3,708
Increase (decrease) in net assets from operations:
Capital gain distributions	483,569	-	-
Realized capital gain (loss) on investments	(102,849)	(26,127)	264
Change in unrealized appreciation (depreciation)	543,303	246,490	2,875
Net gain (loss) on investments	924,023	220,363	3,139
Net increase (decrease) in net assets from operations	874,025	591,463	6,847
Contract owner transactions:
Variable annuity deposits	3,294	308,722	-
Terminations, withdrawals and annuity payments	(409,195)	(566,988)	(1,024)
Transfers between subaccounts, net	(1,665)	1,061,160	37,650
Maintenance charges and mortality adjustments	(21,022)	(35,439)	(50)
Increase (decrease) in net assets from contract transactions	(428,588)	767,455	36,576
Total increase (decrease) in net assets	445,437	1,358,918	43,423
Net assets as of December 31, 2019	$3,531,079	$9,211,366	$193,077
Investment income (loss):
Dividend distributions	-	405,520	10,574
Investment Expenses:
Mortality and expense risk and administrative charges	(55,897)	(63,572)	(2,178)
Net investment income (loss)	(55,897)	341,948	8,396
Increase (decrease) in net assets from operations:
Capital gain distributions	490,309	-	-
Realized capital gain (loss) on investments	(65,939)	(81,851)	376
Change in unrealized appreciation (depreciation)	1,366,679	(50,672)	(717)
Net gain (loss) on investments	1,791,049	(132,523)	(341)
Net increase (decrease) in net assets from operations	1,735,152	209,425	8,055
Contract owner transactions:
Variable annuity deposits	138,680	233,627	86
Terminations, withdrawals and annuity payments	(261,729)	(510,869)	(3,996)
Transfers between subaccounts, net	1,525,587	(44,731)	(22,634)
Maintenance charges and mortality adjustments	(23,474)	(30,496)	(200)
Increase (decrease) in net assets from contract transactions	1,379,064	(352,469)	(26,744)
Total increase (decrease) in net assets	3,114,216	(143,044)	(18,689)
Net assets as of December 31, 2020	$6,645,295	$9,068,322	$174,388

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Goldman Sachs Emerging Markets Equity	Goldman Sachs Government Income	Goldman Sachs VIT Growth Opportunities
Net assets as of December 31, 2018	$3,040,674	$3,043,044	$139,271
Investment income (loss):
Dividend distributions	29,116	58,669	-
Investment Expenses:
Mortality and expense risk and administrative charges	(30,845)	(29,536)	(1,128)
Net investment income (loss)	(1,729)	29,133	(1,128)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	47,437
Realized capital gain (loss) on investments	51,501	(8,810)	(6,542)
Change in unrealized appreciation (depreciation)	689,631	114,803	9,989
Net gain (loss) on investments	741,132	105,993	50,884
Net increase (decrease) in net assets from operations	739,403	135,126	49,756
Contract owner transactions:
Variable annuity deposits	101,836	120,022	18,345
Terminations, withdrawals and annuity payments	(418,806)	(430,999)	(7,357)
Transfers between subaccounts, net	422,619	447,070	49,178
Maintenance charges and mortality adjustments	(10,375)	(13,059)	(277)
Increase (decrease) in net assets from contract transactions	95,274	123,034	59,889
Total increase (decrease) in net assets	834,677	258,160	109,645
Net assets as of December 31, 2019	$3,875,351	$3,301,204	$248,916
Investment income (loss):
Dividend distributions	-	37,848	-
Investment Expenses:
Mortality and expense risk and administrative charges	(32,294)	(34,743)	(1,559)
Net investment income (loss)	(32,294)	3,105	(1,559)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	61,339
Realized capital gain (loss) on investments	165,853	28,475	(468)
Change in unrealized appreciation (depreciation)	785,002	143,434	60,698
Net gain (loss) on investments	950,855	171,909	121,569
Net increase (decrease) in net assets from operations	918,561	175,014	120,010
Contract owner transactions:
Variable annuity deposits	90,656	147,366	-
Terminations, withdrawals and annuity payments	(357,254)	(538,769)	(19,740)
Transfers between subaccounts, net	(505,995)	597,031	26,584
Maintenance charges and mortality adjustments	(9,345)	(15,236)	(641)
Increase (decrease) in net assets from contract transactions	(781,938)	190,392	6,203
Total increase (decrease) in net assets	136,623	365,406	126,213
Net assets as of December 31, 2020	$4,011,974	$3,666,610	$375,129

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Goldman Sachs VIT High Quality Floating Rate	Goldman Sachs VIT International Equity Insights	Goldman Sachs VIT Large Cap Value
Net assets as of December 31, 2018	$12,267	$20,332	$-
Investment income (loss):
Dividend distributions	130	821	-
Investment Expenses:
Mortality and expense risk and administrative charges	(69)	(150)	-
Net investment income (loss)	61	671	-
Increase (decrease) in net assets from operations:
Capital gain distributions	-	1	-
Realized capital gain (loss) on investments	(40)	(49)	-
Change in unrealized appreciation (depreciation)	37	3,852	-
Net gain (loss) on investments	(3)	3,804	-
Net increase (decrease) in net assets from operations	58	4,475	-
Contract owner transactions:
Variable annuity deposits	3,954	14,641	-
Terminations, withdrawals and annuity payments	-	(206)	-
Transfers between subaccounts, net	(6,566)	-	-
Maintenance charges and mortality adjustments	-	-	-
Increase (decrease) in net assets from contract transactions	(2,612)	14,435	-
Total increase (decrease) in net assets	(2,554)	18,910	-
Net assets as of December 31, 2019	$9,713	$39,242	$-
Investment income (loss):
Dividend distributions	65	552	38
Investment Expenses:
Mortality and expense risk and administrative charges	(109)	(133)	(34)
Net investment income (loss)	(44)	419	4
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	61
Realized capital gain (loss) on investments	(1)	(65)	(23,728)
Change in unrealized appreciation (depreciation)	(7)	2,748	789
Net gain (loss) on investments	(8)	2,683	(22,878)
Net increase (decrease) in net assets from operations	(52)	3,102	(22,874)
Contract owner transactions:
Variable annuity deposits	-	-	-
Terminations, withdrawals and annuity payments	-	(208)	-
Transfers between subaccounts, net	(13)	3,745	26,488
Maintenance charges and mortality adjustments	(3)	(33)	(5)
Increase (decrease) in net assets from contract transactions	(16)	3,504	26,483
Total increase (decrease) in net assets	(68)	6,606	3,609
Net assets as of December 31, 2020	$9,645	$45,848	$3,609

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Goldman Sachs VIT Mid Cap Value	Goldman Sachs VIT Small Cap Equity Insights	Goldman Sachs VIT Strategic Growth
Net assets as of December 31, 2018	$796,888	$465,141	$147,356
Investment income (loss):
Dividend distributions	4,955	530	88
Investment Expenses:
Mortality and expense risk and administrative charges	(7,909)	(697)	(948)
Net investment income (loss)	(2,954)	(167)	(860)
Increase (decrease) in net assets from operations:
Capital gain distributions	33,060	5,368	19,439
Realized capital gain (loss) on investments	(9,204)	(165,926)	(193)
Change in unrealized appreciation (depreciation)	208,966	185,813	32,533
Net gain (loss) on investments	232,822	25,255	51,779
Net increase (decrease) in net assets from operations	229,868	25,088	50,919
Contract owner transactions:
Variable annuity deposits	25,289	61,132	-
Terminations, withdrawals and annuity payments	(24,313)	(4,073)	-
Transfers between subaccounts, net	(54,225)	(286,667)	-
Maintenance charges and mortality adjustments	(914)	-	(572)
Increase (decrease) in net assets from contract transactions	(54,163)	(229,608)	(572)
Total increase (decrease) in net assets	175,705	(204,520)	50,347
Net assets as of December 31, 2019	$972,593	$260,621	$197,703
Investment income (loss):
Dividend distributions	2,893	-	-
Investment Expenses:
Mortality and expense risk and administrative charges	(6,289)	(592)	(226)
Net investment income (loss)	(3,396)	(592)	(226)
Increase (decrease) in net assets from operations:
Capital gain distributions	10,763	2,861	11,874
Realized capital gain (loss) on investments	(44,794)	(22,299)	(65,746)
Change in unrealized appreciation (depreciation)	50,131	17,275	12,169
Net gain (loss) on investments	16,100	(2,163)	(41,703)
Net increase (decrease) in net assets from operations	12,704	(2,755)	(41,929)
Contract owner transactions:
Variable annuity deposits	72	5	154,595
Terminations, withdrawals and annuity payments	(94,907)	(5,980)	-
Transfers between subaccounts, net	(119,410)	(13,212)	(151,111)
Maintenance charges and mortality adjustments	(960)	(10)	(100)
Increase (decrease) in net assets from contract transactions	(215,205)	(19,197)	3,384
Total increase (decrease) in net assets	(202,501)	(21,952)	(38,545)
Net assets as of December 31, 2020	$770,092	$238,669	$159,158

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Guggenheim Alpha Opportunity	Guggenheim Floating Rate Strategies	Guggenheim High Yield
Net assets as of December 31, 2018	$118,807	$1,754,851	$3,960,963
Investment income (loss):
Dividend distributions	944	84,866	240,511
Investment Expenses:
Mortality and expense risk and administrative charges	(979)	(16,787)	(36,567)
Net investment income (loss)	(35)	68,079	203,944
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	-
Realized capital gain (loss) on investments	3,019	(9,198)	(56,778)
Change in unrealized appreciation (depreciation)	(6,570)	49,781	270,179
Net gain (loss) on investments	(3,551)	40,583	213,401
Net increase (decrease) in net assets from operations	(3,586)	108,662	417,345
Contract owner transactions:
Variable annuity deposits	853	84,817	134,541
Terminations, withdrawals and annuity payments	(8,469)	(184,057)	(489,448)
Transfers between subaccounts, net	(4,362)	423,462	223,497
Maintenance charges and mortality adjustments	(618)	(5,186)	(11,161)
Increase (decrease) in net assets from contract transactions	(12,596)	319,036	(142,571)
Total increase (decrease) in net assets	(16,182)	427,698	274,774
Net assets as of December 31, 2019	$102,625	$2,182,549	$4,235,737
Investment income (loss):
Dividend distributions	1,233	60,368	189,549
Investment Expenses:
Mortality and expense risk and administrative charges	(891)	(13,589)	(31,220)
Net investment income (loss)	342	46,779	158,329
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	-
Realized capital gain (loss) on investments	208	(79,617)	(105,806)
Change in unrealized appreciation (depreciation)	(1,282)	(4,251)	59,885
Net gain (loss) on investments	(1,074)	(83,868)	(45,921)
Net increase (decrease) in net assets from operations	(732)	(37,089)	112,408
Contract owner transactions:
Variable annuity deposits	840	69,162	129,935
Terminations, withdrawals and annuity payments	-	(293,010)	(370,508)
Transfers between subaccounts, net	(10)	(530,837)	(559,559)
Maintenance charges and mortality adjustments	(402)	(3,340)	(9,151)
Increase (decrease) in net assets from contract transactions	428	(758,025)	(809,283)
Total increase (decrease) in net assets	(304)	(795,114)	(696,875)
Net assets as of December 31, 2020	$102,321	$1,387,435	$3,538,862

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Guggenheim Large Cap Value	Guggenheim Long Short Equity	Guggenheim Macro Opportunities
Net assets as of December 31, 2018	$4,297,655	$347,900	$11,752
Investment income (loss):
Dividend distributions	66,938	2,645	337
Investment Expenses:
Mortality and expense risk and administrative charges	(40,826)	(3,057)	(106)
Net investment income (loss)	26,112	(412)	231
Increase (decrease) in net assets from operations:
Capital gain distributions	256,204	-	-
Realized capital gain (loss) on investments	14,888	7,704	(3)
Change in unrealized appreciation (depreciation)	536,921	8,621	(119)
Net gain (loss) on investments	808,013	16,325	(122)
Net increase (decrease) in net assets from operations	834,125	15,913	109
Contract owner transactions:
Variable annuity deposits	125,365	13,019	-
Terminations, withdrawals and annuity payments	(329,669)	(36,132)	(11)
Transfers between subaccounts, net	(393,216)	(4,393)	-
Maintenance charges and mortality adjustments	(9,612)	(1,630)	(60)
Increase (decrease) in net assets from contract transactions	(607,132)	(29,136)	(71)
Total increase (decrease) in net assets	226,993	(13,223)	38
Net assets as of December 31, 2019	$4,524,648	$334,677	$11,790
Investment income (loss):
Dividend distributions	66,195	1,517	443
Investment Expenses:
Mortality and expense risk and administrative charges	(27,291)	(2,775)	(102)
Net investment income (loss)	38,904	(1,258)	341
Increase (decrease) in net assets from operations:
Capital gain distributions	86,805	-	-
Realized capital gain (loss) on investments	(351,183)	5,963	(51)
Change in unrealized appreciation (depreciation)	(96,488)	8,476	800
Net gain (loss) on investments	(360,866)	14,439	749
Net increase (decrease) in net assets from operations	(321,962)	13,181	1,090
Contract owner transactions:
Variable annuity deposits	80,469	8,607	-
Terminations, withdrawals and annuity payments	(483,882)	(25,909)	(2)
Transfers between subaccounts, net	(1,491,673)	(7,222)	(700)
Maintenance charges and mortality adjustments	(7,861)	(1,449)	(56)
Increase (decrease) in net assets from contract transactions	(1,902,947)	(25,973)	(758)
Total increase (decrease) in net assets	(2,224,909)	(12,792)	332
Net assets as of December 31, 2020	$2,299,739	$321,885	$12,122

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Guggenheim Multi-Hedge Strategies	Guggenheim Small Cap Value	Guggenheim SMid Cap Value
Net assets as of December 31, 2018	$802	$112,894	$12,865,026
Investment income (loss):
Dividend distributions	27	1,876	125,059
Investment Expenses:
Mortality and expense risk and administrative charges	(9)	(1,637)	(124,741)
Net investment income (loss)	18	239	318
Increase (decrease) in net assets from operations:
Capital gain distributions	-	2,818	438,131
Realized capital gain (loss) on investments	-	(6,205)	(416,484)
Change in unrealized appreciation (depreciation)	17	33,859	3,072,282
Net gain (loss) on investments	17	30,472	3,093,929
Net increase (decrease) in net assets from operations	35	30,711	3,094,247
Contract owner transactions:
Variable annuity deposits	360	12,517	282,880
Terminations, withdrawals and annuity payments	-	(5,471)	(1,352,058)
Transfers between subaccounts, net	128	(1,729)	(1,093,435)
Maintenance charges and mortality adjustments	(14)	(503)	(38,611)
Increase (decrease) in net assets from contract transactions	474	4,814	(2,201,224)
Total increase (decrease) in net assets	509	35,525	893,023
Net assets as of December 31, 2019	$1,311	$148,419	$13,758,049
Investment income (loss):
Dividend distributions	126	1,014	-
Investment Expenses:
Mortality and expense risk and administrative charges	(82)	(1,027)	(107,718)
Net investment income (loss)	44	(13)	(107,718)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	-
Realized capital gain (loss) on investments	11	(9,296)	(450,194)
Change in unrealized appreciation (depreciation)	172	1,411	937,440
Net gain (loss) on investments	183	(7,885)	487,246
Net increase (decrease) in net assets from operations	227	(7,898)	379,528
Contract owner transactions:
Variable annuity deposits	309	8,495	213,465
Terminations, withdrawals and annuity payments	(796)	(4,552)	(1,172,274)
Transfers between subaccounts, net	11,959	(28,821)	449,559
Maintenance charges and mortality adjustments	(51)	(375)	(32,762)
Increase (decrease) in net assets from contract transactions	11,421	(25,253)	(542,012)
Total increase (decrease) in net assets	11,648	(33,151)	(162,484)
Net assets as of December 31, 2020	$12,959	$115,268	$13,595,565

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Guggenheim StylePlus Large Core	Guggenheim StylePlus Mid Growth	Guggenheim Total Return Bond
Net assets as of December 31, 2018	$1,111,402	$1,888,422	$655,991
Investment income (loss):
Dividend distributions	22,204	23,313	15,458
Investment Expenses:
Mortality and expense risk and administrative charges	(12,194)	(19,789)	(6,039)
Net investment income (loss)	10,010	3,524	9,419
Increase (decrease) in net assets from operations:
Capital gain distributions	2,477	23,684	-
Realized capital gain (loss) on investments	(8,975)	(15,235)	440
Change in unrealized appreciation (depreciation)	324,883	558,908	10,851
Net gain (loss) on investments	318,385	567,357	11,291
Net increase (decrease) in net assets from operations	328,395	570,881	20,710
Contract owner transactions:
Variable annuity deposits	45,158	51,931	18,928
Terminations, withdrawals and annuity payments	(67,807)	(168,720)	(99,405)
Transfers between subaccounts, net	185,582	(136,219)	190,684
Maintenance charges and mortality adjustments	(4,646)	(6,101)	(3,278)
Increase (decrease) in net assets from contract transactions	158,287	(259,109)	106,929
Total increase (decrease) in net assets	486,682	311,772	127,639
Net assets as of December 31, 2019	$1,598,084	$2,200,194	$783,630
Investment income (loss):
Dividend distributions	10,852	8,248	17,528
Investment Expenses:
Mortality and expense risk and administrative charges	(13,298)	(17,929)	(6,669)
Net investment income (loss)	(2,446)	(9,681)	10,859
Increase (decrease) in net assets from operations:
Capital gain distributions	112,933	277,655	16,061
Realized capital gain (loss) on investments	20,891	(13,129)	22,308
Change in unrealized appreciation (depreciation)	101,571	241,158	46,705
Net gain (loss) on investments	235,395	505,684	85,074
Net increase (decrease) in net assets from operations	232,949	496,003	95,933
Contract owner transactions:
Variable annuity deposits	45,704	39,486	77,518
Terminations, withdrawals and annuity payments	(215,927)	(158,472)	(197,902)
Transfers between subaccounts, net	(188,662)	(295,457)	(63,974)
Maintenance charges and mortality adjustments	(4,324)	(5,229)	(4,181)
Increase (decrease) in net assets from contract transactions	(363,209)	(419,672)	(188,539)
Total increase (decrease) in net assets	(130,260)	76,331	(92,606)
Net assets as of December 31, 2020	$1,467,824	$2,276,525	$691,024

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Guggenheim US Investment Grade Bond	Guggenheim VIF All Cap Value	Guggenheim VIF Alpha Opportunity
Net assets as of December 31, 2018	$6,844,396	$25,580,728	$3,657,368
Investment income (loss):
Dividend distributions	156,523	334,717	5,295
Investment Expenses:
Mortality and expense risk and administrative charges	(65,141)	(193,944)	(25,079)
Net investment income (loss)	91,382	140,773	(19,784)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	1,771,983	-
Realized capital gain (loss) on investments	33,897	301,029	(46,221)
Change in unrealized appreciation (depreciation)	106,735	2,666,892	(51,288)
Net gain (loss) on investments	140,632	4,739,904	(97,509)
Net increase (decrease) in net assets from operations	232,014	4,880,677	(117,293)
Contract owner transactions:
Variable annuity deposits	143,043	336,505	12,661
Terminations, withdrawals and annuity payments	(825,719)	(4,282,110)	(499,507)
Transfers between subaccounts, net	330,564	(2,829,017)	(175,104)
Maintenance charges and mortality adjustments	(21,900)	(106,896)	(18,556)
Increase (decrease) in net assets from contract transactions	(374,012)	(6,881,518)	(680,506)
Total increase (decrease) in net assets	(141,998)	(2,000,841)	(797,799)
Net assets as of December 31, 2019	$6,702,398	$23,579,887	$2,859,569
Investment income (loss):
Dividend distributions	169,989	335,196	15,904
Investment Expenses:
Mortality and expense risk and administrative charges	(68,060)	(137,386)	(19,270)
Net investment income (loss)	101,929	197,810	(3,366)
Increase (decrease) in net assets from operations:
Capital gain distributions	177,738	994,859	-
Realized capital gain (loss) on investments	123,844	(324,103)	(68,346)
Change in unrealized appreciation (depreciation)	456,949	(1,481,295)	35,900
Net gain (loss) on investments	758,531	(810,539)	(32,446)
Net increase (decrease) in net assets from operations	860,460	(612,729)	(35,812)
Contract owner transactions:
Variable annuity deposits	187,442	104,486	32,445
Terminations, withdrawals and annuity payments	(869,054)	(2,337,427)	(278,601)
Transfers between subaccounts, net	1,828,578	(4,741,326)	(356,548)
Maintenance charges and mortality adjustments	(20,279)	(79,191)	(14,873)
Increase (decrease) in net assets from contract transactions	1,126,687	(7,053,458)	(617,577)
Total increase (decrease) in net assets	1,987,147	(7,666,187)	(653,389)
Net assets as of December 31, 2020	$8,689,545	$15,913,700	$2,206,180

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Guggenheim VIF Floating Rate Strategies	Guggenheim VIF Global Managed Futures Strategy	Guggenheim VIF High Yield
Net assets as of December 31, 2018	$5,830,054	$1,056,927	$25,311,632
Investment income (loss):
Dividend distributions	261,802	9,844	1,991,175
Investment Expenses:
Mortality and expense risk and administrative charges	(39,228)	(7,397)	(222,415)
Net investment income (loss)	222,574	2,447	1,768,760
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	-
Realized capital gain (loss) on investments	(45,040)	(26,727)	(293,291)
Change in unrealized appreciation (depreciation)	174,646	99,841	1,140,127
Net gain (loss) on investments	129,606	73,114	846,836
Net increase (decrease) in net assets from operations	352,180	75,561	2,615,596
Contract owner transactions:
Variable annuity deposits	260,722	31,419	492,880
Terminations, withdrawals and annuity payments	(518,891)	(97,733)	(3,384,356)
Transfers between subaccounts, net	(1,370,587)	26,204	1,495,513
Maintenance charges and mortality adjustments	(20,600)	(4,078)	(116,763)
Increase (decrease) in net assets from contract transactions	(1,649,356)	(44,188)	(1,512,726)
Total increase (decrease) in net assets	(1,297,176)	31,373	1,102,870
Net assets as of December 31, 2019	$4,532,878	$1,088,300	$26,414,502
Investment income (loss):
Dividend distributions	186,813	40,243	1,504,366
Investment Expenses:
Mortality and expense risk and administrative charges	(24,163)	(6,766)	(177,200)
Net investment income (loss)	162,650	33,477	1,327,166
Increase (decrease) in net assets from operations:
Capital gain distributions	-	5,900	-
Realized capital gain (loss) on investments	(191,280)	(80,911)	(896,360)
Change in unrealized appreciation (depreciation)	(121,939)	54,208	89,721
Net gain (loss) on investments	(313,219)	(20,803)	(806,639)
Net increase (decrease) in net assets from operations	(150,569)	12,674	520,527
Contract owner transactions:
Variable annuity deposits	186,759	5,903	252,059
Terminations, withdrawals and annuity payments	(289,907)	(118,184)	(3,377,191)
Transfers between subaccounts, net	(1,320,254)	(305,551)	(3,269,666)
Maintenance charges and mortality adjustments	(10,698)	(3,641)	(91,541)
Increase (decrease) in net assets from contract transactions	(1,434,100)	(421,473)	(6,486,339)
Total increase (decrease) in net assets	(1,584,669)	(408,799)	(5,965,812)
Net assets as of December 31, 2020	$2,948,209	$679,501	$20,448,690

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Guggenheim VIF Large Cap Value	Guggenheim VIF Long Short Equity	Guggenheim VIF Managed Asset Allocation
Net assets as of December 31, 2018	$26,912,737	$7,425,617	$11,334,542
Investment income (loss):
Dividend distributions	468,315	43,128	196,898
Investment Expenses:
Mortality and expense risk and administrative charges	(256,250)	(69,998)	(96,120)
Net investment income (loss)	212,065	(26,870)	100,778
Increase (decrease) in net assets from operations:
Capital gain distributions	1,655,842	-	95,045
Realized capital gain (loss) on investments	818,985	(291,698)	531,765
Change in unrealized appreciation (depreciation)	2,782,727	725,230	1,361,656
Net gain (loss) on investments	5,257,554	433,532	1,988,466
Net increase (decrease) in net assets from operations	5,469,619	406,662	2,089,244
Contract owner transactions:
Variable annuity deposits	528,831	144,026	198,587
Terminations, withdrawals and annuity payments	(4,396,996)	(885,814)	(1,477,923)
Transfers between subaccounts, net	5,178,301	2,446,913	(119,846)
Maintenance charges and mortality adjustments	(129,305)	(37,819)	(47,837)
Increase (decrease) in net assets from contract transactions	1,180,831	1,667,306	(1,447,019)
Total increase (decrease) in net assets	6,650,450	2,073,968	642,225
Net assets as of December 31, 2019	$33,563,187	$9,499,585	$11,976,767
Investment income (loss):
Dividend distributions	571,998	38,767	171,392
Investment Expenses:
Mortality and expense risk and administrative charges	(258,849)	(56,439)	(89,781)
Net investment income (loss)	313,149	(17,672)	81,611
Increase (decrease) in net assets from operations:
Capital gain distributions	1,946,444	-	660,923
Realized capital gain (loss) on investments	(994,030)	39,153	384,533
Change in unrealized appreciation (depreciation)	(2,098,045)	19,626	88,753
Net gain (loss) on investments	(1,145,631)	58,779	1,134,209
Net increase (decrease) in net assets from operations	(832,482)	41,107	1,215,820
Contract owner transactions:
Variable annuity deposits	377,827	176,779	343,326
Terminations, withdrawals and annuity payments	(3,445,672)	(537,798)	(1,214,207)
Transfers between subaccounts, net	563,397	(4,355,476)	(139,258)
Maintenance charges and mortality adjustments	(126,719)	(29,616)	(45,118)
Increase (decrease) in net assets from contract transactions	(2,631,167)	(4,746,111)	(1,055,257)
Total increase (decrease) in net assets	(3,463,649)	(4,705,004)	160,563
Net assets as of December 31, 2020	$30,099,538	$4,794,581	$12,137,330

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Guggenheim VIF Multi-Hedge Strategies	Guggenheim VIF Small Cap Value	Guggenheim VIF SMid Cap Value
Net assets as of December 31, 2018	$5,072,268	$24,387,141	$39,918,737
Investment income (loss):
Dividend distributions	53,533	203,632	375,363
Investment Expenses:
Mortality and expense risk and administrative charges	(28,998)	(219,506)	(360,460)
Net investment income (loss)	24,535	(15,874)	14,903
Increase (decrease) in net assets from operations:
Capital gain distributions	-	1,511,750	4,432,529
Realized capital gain (loss) on investments	30,844	(43,547)	888,384
Change in unrealized appreciation (depreciation)	96,827	3,548,285	4,362,046
Net gain (loss) on investments	127,671	5,016,488	9,682,959
Net increase (decrease) in net assets from operations	152,206	5,000,614	9,697,862
Contract owner transactions:
Variable annuity deposits	131,973	476,339	677,058
Terminations, withdrawals and annuity payments	(414,947)	(3,209,077)	(6,382,525)
Transfers between subaccounts, net	(2,833,542)	1,176,687	930,849
Maintenance charges and mortality adjustments	(12,551)	(127,103)	(221,354)
Increase (decrease) in net assets from contract transactions	(3,129,067)	(1,683,154)	(4,995,972)
Total increase (decrease) in net assets	(2,976,861)	3,317,460	4,701,890
Net assets as of December 31, 2019	$2,095,407	$27,704,601	$44,620,627
Investment income (loss):
Dividend distributions	31,310	208,683	423,170
Investment Expenses:
Mortality and expense risk and administrative charges	(32,720)	(173,800)	(299,210)
Net investment income (loss)	(1,410)	34,883	123,960
Increase (decrease) in net assets from operations:
Capital gain distributions	-	1,510,531	1,340,978
Realized capital gain (loss) on investments	54,188	(739,880)	(817,653)
Change in unrealized appreciation (depreciation)	101,828	(1,900,576)	(880,455)
Net gain (loss) on investments	156,016	(1,129,925)	(357,130)
Net increase (decrease) in net assets from operations	154,606	(1,095,042)	(233,170)
Contract owner transactions:
Variable annuity deposits	54,433	248,986	447,109
Terminations, withdrawals and annuity payments	(403,303)	(1,840,483)	(3,385,436)
Transfers between subaccounts, net	2,220,285	(1,826,706)	(3,221,485)
Maintenance charges and mortality adjustments	(16,082)	(98,161)	(182,575)
Increase (decrease) in net assets from contract transactions	1,855,333	(3,516,364)	(6,342,387)
Total increase (decrease) in net assets	2,009,939	(4,611,406)	(6,575,557)
Net assets as of December 31, 2020	$4,105,346	$23,093,195	$38,045,070

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Guggenheim VIF StylePlus Large Core	Guggenheim VIF StylePlus Large Growth	Guggenheim VIF StylePlus Mid Growth
Net assets as of December 31, 2018	$14,464,505	$8,149,841	$10,281,906
Investment income (loss):
Dividend distributions	323,974	180,045	97,405
Investment Expenses:
Mortality and expense risk and administrative charges	(118,352)	(71,079)	(96,421)
Net investment income (loss)	205,622	108,966	984
Increase (decrease) in net assets from operations:
Capital gain distributions	845,292	785,415	1,077,533
Realized capital gain (loss) on investments	493,743	222,632	487,618
Change in unrealized appreciation (depreciation)	2,350,650	1,471,852	1,580,707
Net gain (loss) on investments	3,689,685	2,479,899	3,145,858
Net increase (decrease) in net assets from operations	3,895,307	2,588,865	3,146,842
Contract owner transactions:
Variable annuity deposits	216,594	252,549	145,856
Terminations, withdrawals and annuity payments	(2,079,301)	(835,470)	(1,584,028)
Transfers between subaccounts, net	(568,293)	(158,045)	71,466
Maintenance charges and mortality adjustments	(63,656)	(37,591)	(56,928)
Increase (decrease) in net assets from contract transactions	(2,494,656)	(778,557)	(1,423,634)
Total increase (decrease) in net assets	1,400,651	1,810,308	1,723,208
Net assets as of December 31, 2019	$15,865,156	$9,960,149	$12,005,114
Investment income (loss):
Dividend distributions	216,184	139,305	159,619
Investment Expenses:
Mortality and expense risk and administrative charges	(97,691)	(78,851)	(95,516)
Net investment income (loss)	118,493	60,454	64,103
Increase (decrease) in net assets from operations:
Capital gain distributions	566,889	477,342	572,229
Realized capital gain (loss) on investments	853,029	653,041	421,974
Change in unrealized appreciation (depreciation)	391,736	2,108,299	2,249,428
Net gain (loss) on investments	1,811,654	3,238,682	3,243,631
Net increase (decrease) in net assets from operations	1,930,147	3,299,136	3,307,734
Contract owner transactions:
Variable annuity deposits	225,279	165,940	224,374
Terminations, withdrawals and annuity payments	(2,019,334)	(842,255)	(1,232,010)
Transfers between subaccounts, net	(2,429,865)	(992,033)	239,371
Maintenance charges and mortality adjustments	(48,918)	(41,956)	(56,294)
Increase (decrease) in net assets from contract transactions	(4,272,838)	(1,710,304)	(824,559)
Total increase (decrease) in net assets	(2,342,691)	1,588,832	2,483,175
Net assets as of December 31, 2020	$13,522,465	$11,548,981	$14,488,289

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Guggenheim VIF StylePlus Small Growth	Guggenheim VIF Total Return Bond	Guggenheim VIF World Equity Income
Net assets as of December 31, 2018	$4,042,550	$35,779,861	$15,436,716
Investment income (loss):
Dividend distributions	28,414	934,390	439,115
Investment Expenses:
Mortality and expense risk and administrative charges	(36,170)	(306,097)	(132,672)
Net investment income (loss)	(7,756)	628,293	306,443
Increase (decrease) in net assets from operations:
Capital gain distributions	480,579	-	876,492
Realized capital gain (loss) on investments	84,952	457,703	651,287
Change in unrealized appreciation (depreciation)	414,478	188,885	1,125,121
Net gain (loss) on investments	980,009	646,588	2,652,900
Net increase (decrease) in net assets from operations	972,253	1,274,881	2,959,343
Contract owner transactions:
Variable annuity deposits	75,475	1,319,896	313,518
Terminations, withdrawals and annuity payments	(633,726)	(4,879,237)	(1,997,095)
Transfers between subaccounts, net	119,030	1,299,057	(436,136)
Maintenance charges and mortality adjustments	(20,862)	(152,371)	(76,147)
Increase (decrease) in net assets from contract transactions	(460,083)	(2,412,655)	(2,195,860)
Total increase (decrease) in net assets	512,170	(1,137,774)	763,483
Net assets as of December 31, 2019	$4,554,720	$34,642,087	$16,200,199
Investment income (loss):
Dividend distributions	48,982	826,128	406,924
Investment Expenses:
Mortality and expense risk and administrative charges	(31,284)	(343,883)	(114,109)
Net investment income (loss)	17,698	482,245	292,815
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	142,160
Realized capital gain (loss) on investments	54,081	1,197,581	404,708
Change in unrealized appreciation (depreciation)	956,605	3,376,120	(295,299)
Net gain (loss) on investments	1,010,686	4,573,701	251,569
Net increase (decrease) in net assets from operations	1,028,384	5,055,946	544,384
Contract owner transactions:
Variable annuity deposits	39,721	807,118	429,084
Terminations, withdrawals and annuity payments	(488,056)	(4,200,357)	(1,660,048)
Transfers between subaccounts, net	(455,765)	12,915,567	(877,232)
Maintenance charges and mortality adjustments	(17,922)	(149,580)	(65,798)
Increase (decrease) in net assets from contract transactions	(922,022)	9,372,748	(2,173,994)
Total increase (decrease) in net assets	106,362	14,428,694	(1,629,610)
Net assets as of December 31, 2020	$4,661,082	$49,070,781	$14,570,589

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Guggenheim World Equity Income	Invesco American Franchise	Invesco Comstock
Net assets as of December 31, 2018	$5,147,308	$1,165,617	$9,056,438
Investment income (loss):
Dividend distributions	129,332	-	207,310
Investment Expenses:
Mortality and expense risk and administrative charges	(50,898)	(12,376)	(89,365)
Net investment income (loss)	78,434	(12,376)	117,945
Increase (decrease) in net assets from operations:
Capital gain distributions	14,783	94,578	531,147
Realized capital gain (loss) on investments	86,592	37,896	251,611
Change in unrealized appreciation (depreciation)	820,371	280,552	1,209,818
Net gain (loss) on investments	921,746	413,026	1,992,576
Net increase (decrease) in net assets from operations	1,000,180	400,650	2,110,521
Contract owner transactions:
Variable annuity deposits	177,539	29,212	313,499
Terminations, withdrawals and annuity payments	(546,659)	(104,139)	(899,628)
Transfers between subaccounts, net	36,039	(14,921)	(39,392)
Maintenance charges and mortality adjustments	(14,829)	(4,226)	(24,447)
Increase (decrease) in net assets from contract transactions	(347,910)	(94,074)	(649,968)
Total increase (decrease) in net assets	652,270	306,576	1,460,553
Net assets as of December 31, 2019	$5,799,578	$1,472,193	$10,516,991
Investment income (loss):
Dividend distributions	76,870	-	180,002
Investment Expenses:
Mortality and expense risk and administrative charges	(42,146)	(16,229)	(71,099)
Net investment income (loss)	34,724	(16,229)	108,903
Increase (decrease) in net assets from operations:
Capital gain distributions	7,920	180,587	-
Realized capital gain (loss) on investments	117,543	45,046	(104,697)
Change in unrealized appreciation (depreciation)	32,125	485,965	(484,465)
Net gain (loss) on investments	157,588	711,598	(589,162)
Net increase (decrease) in net assets from operations	192,312	695,369	(480,259)
Contract owner transactions:
Variable annuity deposits	117,342	29,222	208,168
Terminations, withdrawals and annuity payments	(451,662)	(81,776)	(702,096)
Transfers between subaccounts, net	(772,513)	130,532	(1,278,108)
Maintenance charges and mortality adjustments	(10,941)	(5,264)	(18,853)
Increase (decrease) in net assets from contract transactions	(1,117,774)	72,714	(1,790,889)
Total increase (decrease) in net assets	(925,462)	768,083	(2,271,148)
Net assets as of December 31, 2020	$4,874,116	$2,240,276	$8,245,843

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Invesco Developing Markets (a)	Invesco Discovery (a)	Invesco Discovery Mid Cap Growth
Net assets as of December 31, 2018	$235,829	$194,693	$686,393
Investment income (loss):
Dividend distributions	709	-	-
Investment Expenses:
Mortality and expense risk and administrative charges	(2,434)	(1,471)	(6,835)
Net investment income (loss)	(1,725)	(1,471)	(6,835)
Increase (decrease) in net assets from operations:
Capital gain distributions	5,744	8,731	146,945
Realized capital gain (loss) on investments	3,501	(6,974)	10,777
Change in unrealized appreciation (depreciation)	47,032	54,295	61,283
Net gain (loss) on investments	56,277	56,052	219,005
Net increase (decrease) in net assets from operations	54,552	54,581	212,170
Contract owner transactions:
Variable annuity deposits	15,349	5,767	11,694
Terminations, withdrawals and annuity payments	(6,709)	(58,680)	(89,114)
Transfers between subaccounts, net	14,202	(50,709)	(49,010)
Maintenance charges and mortality adjustments	(1,423)	(907)	(2,686)
Increase (decrease) in net assets from contract transactions	21,419	(104,529)	(129,116)
Total increase (decrease) in net assets	75,971	(49,948)	83,054
Net assets as of December 31, 2019	$311,800	$144,745	$769,447
Investment income (loss):
Dividend distributions	-	-	-
Investment Expenses:
Mortality and expense risk and administrative charges	(2,608)	(1,282)	(9,132)
Net investment income (loss)	(2,608)	(1,282)	(9,132)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	18,598	41,233
Realized capital gain (loss) on investments	7,155	2,470	(17,296)
Change in unrealized appreciation (depreciation)	41,492	36,957	378,748
Net gain (loss) on investments	48,647	58,025	402,685
Net increase (decrease) in net assets from operations	46,039	56,743	393,553
Contract owner transactions:
Variable annuity deposits	14,359	4,494	14,976
Terminations, withdrawals and annuity payments	(36,726)	(13,217)	(101,767)
Transfers between subaccounts, net	941	(7,698)	130,100
Maintenance charges and mortality adjustments	(1,649)	(388)	(3,173)
Increase (decrease) in net assets from contract transactions	(23,075)	(16,809)	40,136
Total increase (decrease) in net assets	22,964	39,934	433,689
Net assets as of December 31, 2020	$334,764	$184,679	$1,203,136

(a) Name change. See Note 1.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Invesco Energy	Invesco Equity and Income	Invesco Global (a)
Net assets as of December 31, 2018	$57,013	$7,701,609	$430,423
Investment income (loss):
Dividend distributions	564	157,751	2,644
Investment Expenses:
Mortality and expense risk and administrative charges	(424)	(76,173)	(4,654)
Net investment income (loss)	140	81,578	(2,010)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	363,428	4,100
Realized capital gain (loss) on investments	(13,296)	26,991	10,968
Change in unrealized appreciation (depreciation)	17,079	957,047	119,163
Net gain (loss) on investments	3,783	1,347,466	134,231
Net increase (decrease) in net assets from operations	3,923	1,429,044	132,221
Contract owner transactions:
Variable annuity deposits	3,801	274,053	26,783
Terminations, withdrawals and annuity payments	(24,306)	(682,928)	(9,577)
Transfers between subaccounts, net	(1,406)	68	(86,696)
Maintenance charges and mortality adjustments	(1,199)	(27,179)	(1,842)
Increase (decrease) in net assets from contract transactions	(23,110)	(435,986)	(71,332)
Total increase (decrease) in net assets	(19,187)	993,058	60,889
Net assets as of December 31, 2019	$37,826	$8,694,667	$491,312
Investment income (loss):
Dividend distributions	254	146,646	-
Investment Expenses:
Mortality and expense risk and administrative charges	(184)	(73,430)	(4,150)
Net investment income (loss)	70	73,216	(4,150)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	116,227	29,241
Realized capital gain (loss) on investments	(27,684)	11,186	4,143
Change in unrealized appreciation (depreciation)	16,028	559,759	77,194
Net gain (loss) on investments	(11,656)	687,172	110,578
Net increase (decrease) in net assets from operations	(11,586)	760,388	106,428
Contract owner transactions:
Variable annuity deposits	5,850	282,816	32,092
Terminations, withdrawals and annuity payments	(15,435)	(765,201)	(59,018)
Transfers between subaccounts, net	(4,263)	38,265	(32,705)
Maintenance charges and mortality adjustments	(428)	(23,720)	(1,774)
Increase (decrease) in net assets from contract transactions	(14,276)	(467,840)	(61,405)
Total increase (decrease) in net assets	(25,862)	292,548	45,023
Net assets as of December 31, 2020	$11,964	$8,987,215	$536,335

(a) Name change. See Note 1.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Invesco Gold & Special Minerals	Invesco Main Street Mid Cap	Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund (b)
Net assets as of December 31, 2018	$105,755	$1,185,111	$3,148,427
Investment income (loss):
Dividend distributions	-	3,704	-
Investment Expenses:
Mortality and expense risk and administrative charges	(1,075)	(11,852)	(30,611)
Net investment income (loss)	(1,075)	(8,148)	(30,611)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	236,095	619,808
Realized capital gain (loss) on investments	(1,876)	(27,091)	(12,005)
Change in unrealized appreciation (depreciation)	38,705	79,506	466,963
Net gain (loss) on investments	36,829	288,510	1,074,766
Net increase (decrease) in net assets from operations	35,754	280,362	1,044,155
Contract owner transactions:
Variable annuity deposits	2,848	30,392	526,342
Terminations, withdrawals and annuity payments	(4,764)	(128,557)	(466,331)
Transfers between subaccounts, net	(1,934)	8,903	228,515
Maintenance charges and mortality adjustments	(549)	(3,791)	(18,111)
Increase (decrease) in net assets from contract transactions	(4,399)	(93,053)	270,415
Total increase (decrease) in net assets	31,355	187,309	1,314,570
Net assets as of December 31, 2019	$137,110	$1,372,420	$4,462,997
Investment income (loss):
Dividend distributions	10,660	2,767	-
Investment Expenses:
Mortality and expense risk and administrative charges	(1,455)	(11,526)	(33,509)
Net investment income (loss)	9,205	(8,759)	(33,509)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	32,093	1,217,682
Realized capital gain (loss) on investments	2,705	(556,023)	(1,289,933)
Change in unrealized appreciation (depreciation)	36,505	648,792	1,471,849
Net gain (loss) on investments	39,210	124,862	1,399,598
Net increase (decrease) in net assets from operations	48,415	116,103	1,366,089
Contract owner transactions:
Variable annuity deposits	2,219	32,200	82,435
Terminations, withdrawals and annuity payments	(973)	(131,442)	(406,122)
Transfers between subaccounts, net	(1,962)	123,773	(320,462)
Maintenance charges and mortality adjustments	(404)	(3,326)	(16,916)
Increase (decrease) in net assets from contract transactions	(1,120)	21,205	(661,065)
Total increase (decrease) in net assets	47,295	137,308	705,024
Net assets as of December 31, 2020	$184,405	$1,509,728	$5,168,021

(b) Merger. See Note 1.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Invesco Oppenheimer V.I. Global Fund	Invesco Oppenheimer V.I. Global Strategic Income Fund	Invesco Oppenheimer V.I. International Growth Fund
Net assets as of December 31, 2018	$3,502,919	$30,061	$613,784
Investment income (loss):
Dividend distributions	25,934	1,059	5,154
Investment Expenses:
Mortality and expense risk and administrative charges	(34,713)	(175)	(3,475)
Net investment income (loss)	(8,779)	884	1,679
Increase (decrease) in net assets from operations:
Capital gain distributions	585,690	-	35,635
Realized capital gain (loss) on investments	(26,539)	(732)	(1,514)
Change in unrealized appreciation (depreciation)	593,821	2,422	141,408
Net gain (loss) on investments	1,152,972	1,690	175,529
Net increase (decrease) in net assets from operations	1,144,193	2,574	177,208
Contract owner transactions:
Variable annuity deposits	198,205	-	-
Terminations, withdrawals and annuity payments	(259,094)	(1,663)	(10,189)
Transfers between subaccounts, net	191,644	616	40,098
Maintenance charges and mortality adjustments	(12,042)	-	-
Increase (decrease) in net assets from contract transactions	118,713	(1,047)	29,909
Total increase (decrease) in net assets	1,262,906	1,527	207,117
Net assets as of December 31, 2019	$4,765,825	$31,588	$820,901
Investment income (loss):
Dividend distributions	19,919	1,595	4,534
Investment Expenses:
Mortality and expense risk and administrative charges	(36,272)	(136)	(2,646)
Net investment income (loss)	(16,353)	1,459	1,888
Increase (decrease) in net assets from operations:
Capital gain distributions	165,184	-	9,527
Realized capital gain (loss) on investments	(66,729)	(106)	(20,016)
Change in unrealized appreciation (depreciation)	955,155	(670)	134,673
Net gain (loss) on investments	1,053,610	(776)	124,184
Net increase (decrease) in net assets from operations	1,037,257	683	126,072
Contract owner transactions:
Variable annuity deposits	127,853	-	-
Terminations, withdrawals and annuity payments	(201,239)	(1,394)	(100,709)
Transfers between subaccounts, net	(470,837)	-	(17,708)
Maintenance charges and mortality adjustments	(12,339)	(23)	(305)
Increase (decrease) in net assets from contract transactions	(556,562)	(1,417)	(118,722)
Total increase (decrease) in net assets	480,695	(734)	7,350
Net assets as of December 31, 2020	$5,246,520	$30,854	$828,251

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Invesco Oppenheimer V.I. Main Street Small Cap Fund	Invesco Oppenheimer V.I. Total Return Bond Fund	Invesco Small Cap Growth (d)
Net assets as of December 31, 2018	$12,081,027	$28,082,283	$2,200,412
Investment income (loss):
Dividend distributions	-	1,002,961	-
Investment Expenses:
Mortality and expense risk and administrative charges	(128,138)	(268,546)	(22,091)
Net investment income (loss)	(128,138)	734,415	(22,091)
Increase (decrease) in net assets from operations:
Capital gain distributions	1,300,588	-	201,179
Realized capital gain (loss) on investments	(227,748)	73,941	53,969
Change in unrealized appreciation (depreciation)	2,035,505	1,656,941	262,675
Net gain (loss) on investments	3,108,345	1,730,882	517,823
Net increase (decrease) in net assets from operations	2,980,207	2,465,297	495,732
Contract owner transactions:
Variable annuity deposits	256,793	977,262	3,630
Terminations, withdrawals and annuity payments	(1,765,590)	(4,385,948)	(142,970)
Transfers between subaccounts, net	809,610	(1,893,036)	(109,401)
Maintenance charges and mortality adjustments	(74,348)	(120,529)	(5,909)
Increase (decrease) in net assets from contract transactions	(773,535)	(5,422,251)	(254,650)
Total increase (decrease) in net assets	2,206,672	(2,956,954)	241,082
Net assets as of December 31, 2019	$14,287,699	$25,125,329	$2,441,494
Investment income (loss):
Dividend distributions	44,087	555,613	-
Investment Expenses:
Mortality and expense risk and administrative charges	(115,368)	(201,588)	(22,788)
Net investment income (loss)	(71,281)	354,025	(22,788)
Increase (decrease) in net assets from operations:
Capital gain distributions	175,804	-	422,974
Realized capital gain (loss) on investments	(550,503)	1,116,198	62,225
Change in unrealized appreciation (depreciation)	2,488,098	418,571	761,274
Net gain (loss) on investments	2,113,399	1,534,769	1,246,473
Net increase (decrease) in net assets from operations	2,042,118	1,888,794	1,223,685
Contract owner transactions:
Variable annuity deposits	301,628	224,184	2,291
Terminations, withdrawals and annuity payments	(1,187,102)	(2,912,502)	(173,817)
Transfers between subaccounts, net	(791,816)	(4,849,217)	(118,933)
Maintenance charges and mortality adjustments	(67,008)	(83,118)	(5,968)
Increase (decrease) in net assets from contract transactions	(1,744,298)	(7,620,653)	(296,427)
Total increase (decrease) in net assets	297,820	(5,731,859)	927,258
Net assets as of December 31, 2020	$14,585,519	$19,393,470	$3,368,752

(d) Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Invesco Technology	Invesco V.I. American Franchise Series I	Invesco V.I. American Franchise Series II
Net assets as of December 31, 2018	$901,959	$1,279,121	$10,358
Investment income (loss):
Dividend distributions	-	-	-
Investment Expenses:
Mortality and expense risk and administrative charges	(9,605)	(21,804)	(821)
Net investment income (loss)	(9,605)	(21,804)	(821)
Increase (decrease) in net assets from operations:
Capital gain distributions	102,671	218,347	1,184
Realized capital gain (loss) on investments	13,997	65,059	103
Change in unrealized appreciation (depreciation)	198,166	164,381	21,733
Net gain (loss) on investments	314,834	447,787	23,020
Net increase (decrease) in net assets from operations	305,229	425,983	22,199
Contract owner transactions:
Variable annuity deposits	25,612	-	155,357
Terminations, withdrawals and annuity payments	(24,317)	(583,154)	(10,590)
Transfers between subaccounts, net	(22,046)	318,433	42,125
Maintenance charges and mortality adjustments	(2,805)	(10,559)	(87)
Increase (decrease) in net assets from contract transactions	(23,556)	(275,280)	186,805
Total increase (decrease) in net assets	281,673	150,703	209,004
Net assets as of December 31, 2019	$1,183,632	$1,429,824	$219,362
Investment income (loss):
Dividend distributions	-	1,026	-
Investment Expenses:
Mortality and expense risk and administrative charges	(11,221)	(21,452)	(2,812)
Net investment income (loss)	(11,221)	(20,426)	(2,812)
Increase (decrease) in net assets from operations:
Capital gain distributions	98,344	107,090	14,794
Realized capital gain (loss) on investments	76,880	64,683	(1,943)
Change in unrealized appreciation (depreciation)	303,572	364,704	44,940
Net gain (loss) on investments	478,796	536,477	57,791
Net increase (decrease) in net assets from operations	467,575	516,051	54,979
Contract owner transactions:
Variable annuity deposits	22,098	13,615	8,619
Terminations, withdrawals and annuity payments	(152,368)	(148,919)	(3,513)
Transfers between subaccounts, net	(20,486)	(107,656)	(51,470)
Maintenance charges and mortality adjustments	(3,119)	(11,958)	(207)
Increase (decrease) in net assets from contract transactions	(153,875)	(254,918)	(46,571)
Total increase (decrease) in net assets	313,700	261,133	8,408
Net assets as of December 31, 2020	$1,497,332	$1,690,957	$227,770

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Invesco V.I. American Value	Invesco V.I. Balanced-Risk Allocation	Invesco V.I. Comstock
Net assets as of December 31, 2018	$410,444	$19,778	$17,085,256
Investment income (loss):
Dividend distributions	1,870	-	331,970
Investment Expenses:
Mortality and expense risk and administrative charges	(6,477)	(236)	(150,210)
Net investment income (loss)	(4,607)	(236)	181,760
Increase (decrease) in net assets from operations:
Capital gain distributions	33,229	-	2,534,888
Realized capital gain (loss) on investments	(6,734)	(380)	45,830
Change in unrealized appreciation (depreciation)	70,663	3,486	1,375,844
Net gain (loss) on investments	97,158	3,106	3,956,562
Net increase (decrease) in net assets from operations	92,551	2,870	4,138,322
Contract owner transactions:
Variable annuity deposits	600	1,988	928,983
Terminations, withdrawals and annuity payments	(13,033)	(70)	(2,141,283)
Transfers between subaccounts, net	(22,774)	12,745	3,439,586
Maintenance charges and mortality adjustments	(814)	(17)	(91,437)
Increase (decrease) in net assets from contract transactions	(36,021)	14,646	2,135,849
Total increase (decrease) in net assets	56,530	17,516	6,274,171
Net assets as of December 31, 2019	$466,974	$37,294	$23,359,427
Investment income (loss):
Dividend distributions	1,644	2,489	175,630
Investment Expenses:
Mortality and expense risk and administrative charges	(4,595)	(377)	(91,787)
Net investment income (loss)	(2,951)	2,112	83,843
Increase (decrease) in net assets from operations:
Capital gain distributions	2,509	1,663	218,374
Realized capital gain (loss) on investments	(55,170)	50	(1,819,431)
Change in unrealized appreciation (depreciation)	21,296	(988)	(523,903)
Net gain (loss) on investments	(31,365)	725	(2,124,960)
Net increase (decrease) in net assets from operations	(34,316)	2,837	(2,041,117)
Contract owner transactions:
Variable annuity deposits	-	-	209,277
Terminations, withdrawals and annuity payments	(59,657)	(559)	(1,222,139)
Transfers between subaccounts, net	(76,679)	(4,590)	(11,363,397)
Maintenance charges and mortality adjustments	(728)	(57)	(48,044)
Increase (decrease) in net assets from contract transactions	(137,064)	(5,206)	(12,424,303)
Total increase (decrease) in net assets	(171,380)	(2,369)	(14,465,420)
Net assets as of December 31, 2020	$295,594	$34,925	$8,894,007

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Invesco V.I. Core Equity	Invesco V.I. Equity and Income	Invesco V.I. Global Core Equity
Net assets as of December 31, 2018	$9,295	$8,891,390	$10,533
Investment income (loss):
Dividend distributions	19	216,957	306
Investment Expenses:
Mortality and expense risk and administrative charges	(48)	(75,818)	(223)
Net investment income (loss)	(29)	141,139	83
Increase (decrease) in net assets from operations:
Capital gain distributions	1,272	676,230	1,906
Realized capital gain (loss) on investments	(21)	46,721	9
Change in unrealized appreciation (depreciation)	1,374	766,459	1,613
Net gain (loss) on investments	2,625	1,489,410	3,528
Net increase (decrease) in net assets from operations	2,596	1,630,549	3,611
Contract owner transactions:
Variable annuity deposits	-	194,770	14,640
Terminations, withdrawals and annuity payments	(105)	(828,989)	(43)
Transfers between subaccounts, net	-	(323,922)	-
Maintenance charges and mortality adjustments	-	(40,307)	-
Increase (decrease) in net assets from contract transactions	(105)	(998,448)	14,597
Total increase (decrease) in net assets	2,491	632,101	18,208
Net assets as of December 31, 2019	$11,786	$9,523,491	$28,741
Investment income (loss):
Dividend distributions	127	228,558	303
Investment Expenses:
Mortality and expense risk and administrative charges	(42)	(80,792)	(233)
Net investment income (loss)	85	147,766	70
Increase (decrease) in net assets from operations:
Capital gain distributions	2,745	472,491	-
Realized capital gain (loss) on investments	(23)	(21,791)	8
Change in unrealized appreciation (depreciation)	(1,278)	449,818	3,390
Net gain (loss) on investments	1,444	900,518	3,398
Net increase (decrease) in net assets from operations	1,529	1,048,284	3,468
Contract owner transactions:
Variable annuity deposits	-	368,426	-
Terminations, withdrawals and annuity payments	(112)	(1,263,843)	-
Transfers between subaccounts, net	-	1,300,835	-
Maintenance charges and mortality adjustments	(10)	(42,219)	(14)
Increase (decrease) in net assets from contract transactions	(122)	363,199	(14)
Total increase (decrease) in net assets	1,407	1,411,483	3,454
Net assets as of December 31, 2020	$13,193	$10,934,974	$32,195

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Invesco V.I. Global Real Estate Series I	Invesco V.I. Global Real Estate Series II	Invesco V.I. Government Money Market (c)
Net assets as of December 31, 2018	$10,358,872	$325,340	$46,517,928
Investment income (loss):
Dividend distributions	485,473	13,366	558,432
Investment Expenses:
Mortality and expense risk and administrative charges	(92,481)	(2,625)	(270,705)
Net investment income (loss)	392,992	10,741	287,727
Increase (decrease) in net assets from operations:
Capital gain distributions	12,413	458	-
Realized capital gain (loss) on investments	167,729	7,723	-
Change in unrealized appreciation (depreciation)	1,589,110	58,268	-
Net gain (loss) on investments	1,769,252	66,449	-
Net increase (decrease) in net assets from operations	2,162,244	77,190	287,727
Contract owner transactions:
Variable annuity deposits	251,878	-	4,571,414
Terminations, withdrawals and annuity payments	(1,651,206)	(142,040)	(7,987,764)
Transfers between subaccounts, net	(146,118)	100,970	(16,037,173)
Maintenance charges and mortality adjustments	(56,351)	(101)	(155,707)
Increase (decrease) in net assets from contract transactions	(1,601,797)	(41,171)	(19,609,230)
Total increase (decrease) in net assets	560,447	36,019	(19,321,503)
Net assets as of December 31, 2019	$10,919,319	$361,359	$27,196,425
Investment income (loss):
Dividend distributions	391,612	11,349	59,170
Investment Expenses:
Mortality and expense risk and administrative charges	(61,176)	(1,077)	(296,856)
Net investment income (loss)	330,436	10,272	(237,686)
Increase (decrease) in net assets from operations:
Capital gain distributions	218,736	6,915	-
Realized capital gain (loss) on investments	(98,939)	(12,545)	-
Change in unrealized appreciation (depreciation)	(1,781,198)	(40,239)	-
Net gain (loss) on investments	(1,661,401)	(45,869)	-
Net increase (decrease) in net assets from operations	(1,330,965)	(35,597)	(237,686)
Contract owner transactions:
Variable annuity deposits	145,765	-	2,253,209
Terminations, withdrawals and annuity payments	(927,460)	(84,704)	(6,225,475)
Transfers between subaccounts, net	(750,889)	20,105	9,803,156
Maintenance charges and mortality adjustments	(37,243)	(251)	(158,267)
Increase (decrease) in net assets from contract transactions	(1,569,827)	(64,850)	5,672,623
Total increase (decrease) in net assets	(2,900,792)	(100,447)	5,434,937
Net assets as of December 31, 2020	$8,018,527	$260,912	$32,631,362

(c) Liquidation. See Note 1.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Invesco V.I. Government Securities	Invesco V.I. Growth and Income	Invesco V.I. Health Care Series I
Net assets as of December 31, 2018	$12,813,740	$17,639	$9,358,238
Investment income (loss):
Dividend distributions	294,693	317	4,381
Investment Expenses:
Mortality and expense risk and administrative charges	(115,083)	(211)	(69,634)
Net investment income (loss)	179,610	106	(65,253)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	2,244	243,482
Realized capital gain (loss) on investments	14,547	(56)	(641,838)
Change in unrealized appreciation (depreciation)	474,672	1,847	2,335,611
Net gain (loss) on investments	489,219	4,035	1,937,255
Net increase (decrease) in net assets from operations	668,829	4,141	1,872,002
Contract owner transactions:
Variable annuity deposits	263,331	-	151,340
Terminations, withdrawals and annuity payments	(1,500,377)	(109)	(1,116,082)
Transfers between subaccounts, net	(607,357)	-	(1,582,505)
Maintenance charges and mortality adjustments	(77,035)	-	(41,775)
Increase (decrease) in net assets from contract transactions	(1,921,438)	(109)	(2,589,022)
Total increase (decrease) in net assets	(1,252,609)	4,032	(717,020)
Net assets as of December 31, 2019	$11,561,131	$21,671	$8,641,218
Investment income (loss):
Dividend distributions	310,137	227	27,248
Investment Expenses:
Mortality and expense risk and administrative charges	(132,294)	(179)	(67,247)
Net investment income (loss)	177,843	48	(39,999)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	192	207,420
Realized capital gain (loss) on investments	397,777	(37,617)	239,492
Change in unrealized appreciation (depreciation)	375,818	916	642,364
Net gain (loss) on investments	773,595	(36,509)	1,089,276
Net increase (decrease) in net assets from operations	951,438	(36,461)	1,049,277
Contract owner transactions:
Variable annuity deposits	84,121	-	155,693
Terminations, withdrawals and annuity payments	(1,302,580)	-	(978,665)
Transfers between subaccounts, net	2,947,495	27,862	717,458
Maintenance charges and mortality adjustments	(79,402)	-	(38,733)
Increase (decrease) in net assets from contract transactions	1,649,634	27,862	(144,247)
Total increase (decrease) in net assets	2,601,072	(8,599)	905,030
Net assets as of December 31, 2020	$14,162,203	$13,072	$9,546,248

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Invesco V.I. Health Care Series II	Invesco V.I. High Yield	Invesco V.I. International Growth
Net assets as of December 31, 2018	$175,452	$76,962	$31,963,545
Investment income (loss):
Dividend distributions	-	1,409	414,515
Investment Expenses:
Mortality and expense risk and administrative charges	(2,015)	(194)	(317,627)
Net investment income (loss)	(2,015)	1,215	96,888
Increase (decrease) in net assets from operations:
Capital gain distributions	5,532	-	2,083,432
Realized capital gain (loss) on investments	(385)	(1,504)	1,142,411
Change in unrealized appreciation (depreciation)	58,042	5,880	5,084,653
Net gain (loss) on investments	63,189	4,376	8,310,496
Net increase (decrease) in net assets from operations	61,174	5,591	8,407,384
Contract owner transactions:
Variable annuity deposits	-	-	739,348
Terminations, withdrawals and annuity payments	(4,474)	(1,078)	(4,378,887)
Transfers between subaccounts, net	140,747	(41,142)	(3,299,968)
Maintenance charges and mortality adjustments	(319)	-	(174,411)
Increase (decrease) in net assets from contract transactions	135,954	(42,220)	(7,113,918)
Total increase (decrease) in net assets	197,128	(36,629)	1,293,466
Net assets as of December 31, 2019	$372,580	$40,333	$33,257,011
Investment income (loss):
Dividend distributions	108	1,418	499,537
Investment Expenses:
Mortality and expense risk and administrative charges	(1,895)	(97)	(222,706)
Net investment income (loss)	(1,787)	1,321	276,831
Increase (decrease) in net assets from operations:
Capital gain distributions	2,845	-	544,513
Realized capital gain (loss) on investments	(7,889)	(1,936)	1,629,385
Change in unrealized appreciation (depreciation)	(17,278)	(846)	1,348,640
Net gain (loss) on investments	(22,322)	(2,782)	3,522,538
Net increase (decrease) in net assets from operations	(24,109)	(1,461)	3,799,369
Contract owner transactions:
Variable annuity deposits	-	-	290,913
Terminations, withdrawals and annuity payments	(1,392)	(397)	(2,629,375)
Transfers between subaccounts, net	(225,679)	(12,367)	(5,935,539)
Maintenance charges and mortality adjustments	(334)	(21)	(111,248)
Increase (decrease) in net assets from contract transactions	(227,405)	(12,785)	(8,385,249)
Total increase (decrease) in net assets	(251,514)	(14,246)	(4,585,880)
Net assets as of December 31, 2020	$121,066	$26,087	$28,671,131

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Invesco V.I. Managed Volatility	Invesco V.I. Mid Cap Core Equity	Invesco V.I. S&P 500 Index
Net assets as of December 31, 2018	$168,131	$5,886,568	$384,924
Investment income (loss):
Dividend distributions	2,080	21,155	4,210
Investment Expenses:
Mortality and expense risk and administrative charges	(852)	(84,138)	(2,110)
Net investment income (loss)	1,228	(62,983)	2,100
Increase (decrease) in net assets from operations:
Capital gain distributions	7,212	1,085,389	35,341
Realized capital gain (loss) on investments	(621)	(70,882)	(4,657)
Change in unrealized appreciation (depreciation)	22,203	803,492	60,481
Net gain (loss) on investments	28,794	1,817,999	91,165
Net increase (decrease) in net assets from operations	30,022	1,755,016	93,265
Contract owner transactions:
Variable annuity deposits	12,395	229,782	54,919
Terminations, withdrawals and annuity payments	(2,165)	(1,154,808)	(135,447)
Transfers between subaccounts, net	(239)	3,832,729	8,522
Maintenance charges and mortality adjustments	(441)	(38,490)	-
Increase (decrease) in net assets from contract transactions	9,550	2,869,213	(72,006)
Total increase (decrease) in net assets	39,572	4,624,229	21,259
Net assets as of December 31, 2019	$207,703	$10,510,797	$406,183
Investment income (loss):
Dividend distributions	1,413	48,374	6,884
Investment Expenses:
Mortality and expense risk and administrative charges	(424)	(85,297)	(2,385)
Net investment income (loss)	989	(36,923)	4,499
Increase (decrease) in net assets from operations:
Capital gain distributions	1,806	2,091,515	32,563
Realized capital gain (loss) on investments	(49,923)	(417,761)	1,293
Change in unrealized appreciation (depreciation)	17,889	(870,961)	29,998
Net gain (loss) on investments	(30,228)	802,793	63,854
Net increase (decrease) in net assets from operations	(29,239)	765,870	68,353
Contract owner transactions:
Variable annuity deposits	11,022	177,841	6
Terminations, withdrawals and annuity payments	(15,049)	(987,747)	(9,648)
Transfers between subaccounts, net	(93,119)	723,682	21,962
Maintenance charges and mortality adjustments	(165)	(39,802)	(97)
Increase (decrease) in net assets from contract transactions	(97,311)	(126,026)	12,223
Total increase (decrease) in net assets	(126,550)	639,844	80,576
Net assets as of December 31, 2020	$81,153	$11,150,641	$486,759

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Invesco V.I. Small Cap Equity	Invesco V.I. Value Opportunities	Invesco Value Opportunities
Net assets as of December 31, 2018	$14,230	$2,498,251	$1,864,779
Investment income (loss):
Dividend distributions	-	-	-
Investment Expenses:
Mortality and expense risk and administrative charges	(79)	(23,329)	(18,849)
Net investment income (loss)	(79)	(23,329)	(18,849)
Increase (decrease) in net assets from operations:
Capital gain distributions	2,284	582,657	41,852
Realized capital gain (loss) on investments	(75)	(95,178)	19,232
Change in unrealized appreciation (depreciation)	1,779	236,207	473,393
Net gain (loss) on investments	3,988	723,686	534,477
Net increase (decrease) in net assets from operations	3,909	700,357	515,628
Contract owner transactions:
Variable annuity deposits	-	120,745	39,305
Terminations, withdrawals and annuity payments	(97)	(338,412)	(160,466)
Transfers between subaccounts, net	1,125	(87,868)	(72,417)
Maintenance charges and mortality adjustments	-	(12,539)	(4,812)
Increase (decrease) in net assets from contract transactions	1,028	(318,074)	(198,390)
Total increase (decrease) in net assets	4,937	382,283	317,238
Net assets as of December 31, 2019	$19,167	$2,880,534	$2,182,017
Investment income (loss):
Dividend distributions	7	1,899	4,940
Investment Expenses:
Mortality and expense risk and administrative charges	(80)	(18,054)	(16,102)
Net investment income (loss)	(73)	(16,155)	(11,162)
Increase (decrease) in net assets from operations:
Capital gain distributions	2,658	97,951	-
Realized capital gain (loss) on investments	(262)	(215,079)	6,751
Change in unrealized appreciation (depreciation)	6,193	196,196	75,222
Net gain (loss) on investments	8,589	79,068	81,973
Net increase (decrease) in net assets from operations	8,516	62,913	70,811
Contract owner transactions:
Variable annuity deposits	-	114,509	36,180
Terminations, withdrawals and annuity payments	(157)	(275,788)	(216,250)
Transfers between subaccounts, net	6,789	(156,334)	(65,299)
Maintenance charges and mortality adjustments	(26)	(9,961)	(4,690)
Increase (decrease) in net assets from contract transactions	6,606	(327,574)	(250,059)
Total increase (decrease) in net assets	15,122	(264,661)	(179,248)
Net assets as of December 31, 2020	$34,289	$2,615,873	$2,002,769

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Ivy Asset Strategy	Ivy VIP Asset Strategy	Ivy VIP Balanced
Net assets as of December 31, 2018	$218,274	$471,384	$63,333
Investment income (loss):
Dividend distributions	5,083	13,681	1,224
Investment Expenses:
Mortality and expense risk and administrative charges	(2,206)	(5,431)	(320)
Net investment income (loss)	2,877	8,250	904
Increase (decrease) in net assets from operations:
Capital gain distributions	9,211	25,945	5,513
Realized capital gain (loss) on investments	(3,253)	(1,590)	(34)
Change in unrealized appreciation (depreciation)	36,008	73,762	7,261
Net gain (loss) on investments	41,966	98,117	12,740
Net increase (decrease) in net assets from operations	44,843	106,367	13,644
Contract owner transactions:
Variable annuity deposits	13,578	146,978	-
Terminations, withdrawals and annuity payments	(14,163)	(37,930)	-
Transfers between subaccounts, net	(1,177)	(7,490)	-
Maintenance charges and mortality adjustments	(508)	(1,534)	-
Increase (decrease) in net assets from contract transactions	(2,270)	100,024	-
Total increase (decrease) in net assets	42,573	206,391	13,644
Net assets as of December 31, 2019	$260,847	$677,775	$76,977
Investment income (loss):
Dividend distributions	3,955	20,618	1,065
Investment Expenses:
Mortality and expense risk and administrative charges	(2,041)	(7,172)	(501)
Net investment income (loss)	1,914	13,446	564
Increase (decrease) in net assets from operations:
Capital gain distributions	2,441	16,612	4,058
Realized capital gain (loss) on investments	(17,237)	4,905	(27)
Change in unrealized appreciation (depreciation)	34,099	120,522	10,830
Net gain (loss) on investments	19,303	142,039	14,861
Net increase (decrease) in net assets from operations	21,217	155,485	15,425
Contract owner transactions:
Variable annuity deposits	12,015	288,742	-
Terminations, withdrawals and annuity payments	(42,794)	(42,007)	-
Transfers between subaccounts, net	(13,848)	36,575	48,170
Maintenance charges and mortality adjustments	(467)	(2,217)	(68)
Increase (decrease) in net assets from contract transactions	(45,094)	281,093	48,102
Total increase (decrease) in net assets	(23,877)	436,578	63,527
Net assets as of December 31, 2020	$236,970	$1,114,353	$140,504

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Ivy VIP Core Equity	Ivy VIP Energy	Ivy VIP Global Bond
Net assets as of December 31, 2018	$94,428	$165,899	$129,732
Investment income (loss):
Dividend distributions	621	-	5,285
Investment Expenses:
Mortality and expense risk and administrative charges	(494)	(1,090)	(680)
Net investment income (loss)	127	(1,090)	4,605
Increase (decrease) in net assets from operations:
Capital gain distributions	10,942	-	-
Realized capital gain (loss) on investments	(169)	(25,135)	16
Change in unrealized appreciation (depreciation)	17,750	32,276	7,085
Net gain (loss) on investments	28,523	7,141	7,101
Net increase (decrease) in net assets from operations	28,650	6,051	11,706
Contract owner transactions:
Variable annuity deposits	-	-	-
Terminations, withdrawals and annuity payments	(1,013)	(18,749)	(3,023)
Transfers between subaccounts, net	-	(33,404)	(21,790)
Maintenance charges and mortality adjustments	-	(45)	-
Increase (decrease) in net assets from contract transactions	(1,013)	(52,198)	(24,813)
Total increase (decrease) in net assets	27,637	(46,147)	(13,107)
Net assets as of December 31, 2019	$122,065	$119,752	$116,625
Investment income (loss):
Dividend distributions	662	1,240	4,679
Investment Expenses:
Mortality and expense risk and administrative charges	(450)	(432)	(240)
Net investment income (loss)	212	808	4,439
Increase (decrease) in net assets from operations:
Capital gain distributions	6,719	-	-
Realized capital gain (loss) on investments	(69)	(7,381)	(2,448)
Change in unrealized appreciation (depreciation)	18,651	(38,716)	(716)
Net gain (loss) on investments	25,301	(46,097)	(3,164)
Net increase (decrease) in net assets from operations	25,513	(45,289)	1,275
Contract owner transactions:
Variable annuity deposits	-	3	-
Terminations, withdrawals and annuity payments	(900)	(1,679)	(104,285)
Transfers between subaccounts, net	-	(1,214)	-
Maintenance charges and mortality adjustments	(26)	(15)	(11)
Increase (decrease) in net assets from contract transactions	(926)	(2,905)	(104,296)
Total increase (decrease) in net assets	24,587	(48,194)	(103,021)
Net assets as of December 31, 2020	$146,652	$71,558	$13,604

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Ivy VIP Global Equity Income	Ivy VIP Global Growth	Ivy VIP Growth
Net assets as of December 31, 2018	$27,631	$204,934	$212,377
Investment income (loss):
Dividend distributions	865	1,511	-
Investment Expenses:
Mortality and expense risk and administrative charges	(138)	(2,148)	(1,166)
Net investment income (loss)	727	(637)	(1,166)
Increase (decrease) in net assets from operations:
Capital gain distributions	7,954	153,575	65,529
Realized capital gain (loss) on investments	(30)	(377)	(5,675)
Change in unrealized appreciation (depreciation)	(2,408)	(51,898)	13,878
Net gain (loss) on investments	5,516	101,300	73,732
Net increase (decrease) in net assets from operations	6,243	100,663	72,566
Contract owner transactions:
Variable annuity deposits	-	-	-
Terminations, withdrawals and annuity payments	-	-	(949)
Transfers between subaccounts, net	-	382,312	(55,777)
Maintenance charges and mortality adjustments	-	-	(375)
Increase (decrease) in net assets from contract transactions	-	382,312	(57,101)
Total increase (decrease) in net assets	6,243	482,975	15,465
Net assets as of December 31, 2019	$33,874	$687,909	$227,842
Investment income (loss):
Dividend distributions	786	2,822	-
Investment Expenses:
Mortality and expense risk and administrative charges	(112)	(2,506)	(753)
Net investment income (loss)	674	316	(753)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	31,119
Realized capital gain (loss) on investments	(49)	(366)	2,596
Change in unrealized appreciation (depreciation)	310	138,551	25,327
Net gain (loss) on investments	261	138,185	59,042
Net increase (decrease) in net assets from operations	935	138,501	58,289
Contract owner transactions:
Variable annuity deposits	-	-	-
Terminations, withdrawals and annuity payments	-	-	(871)
Transfers between subaccounts, net	-	-	(91,872)
Maintenance charges and mortality adjustments	(27)	(1)	(478)
Increase (decrease) in net assets from contract transactions	(27)	(1)	(93,221)
Total increase (decrease) in net assets	908	138,500	(34,932)
Net assets as of December 31, 2020	$34,782	$826,409	$192,910

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Ivy VIP High Income	Ivy VIP International Core Equity	Ivy VIP Limited-Term Bond
Net assets as of December 31, 2018	$581,155	$512,068	$-
Investment income (loss):
Dividend distributions	38,748	8,374	-
Investment Expenses:
Mortality and expense risk and administrative charges	(8,785)	(3,338)	-
Net investment income (loss)	29,963	5,036	-
Increase (decrease) in net assets from operations:
Capital gain distributions	-	43,962	-
Realized capital gain (loss) on investments	(2,140)	(9,677)	-
Change in unrealized appreciation (depreciation)	28,724	46,959	-
Net gain (loss) on investments	26,584	81,244	-
Net increase (decrease) in net assets from operations	56,547	86,280	-
Contract owner transactions:
Variable annuity deposits	58,948	-	-
Terminations, withdrawals and annuity payments	(16,889)	(33,902)	-
Transfers between subaccounts, net	(51,496)	(28,072)	-
Maintenance charges and mortality adjustments	(7)	(396)	-
Increase (decrease) in net assets from contract transactions	(9,444)	(62,370)	-
Total increase (decrease) in net assets	47,103	23,910	-
Net assets as of December 31, 2019	$628,258	$535,978	$-
Investment income (loss):
Dividend distributions	141,298	10,225	7
Investment Expenses:
Mortality and expense risk and administrative charges	(8,300)	(2,765)	(3)
Net investment income (loss)	132,998	7,460	4
Increase (decrease) in net assets from operations:
Capital gain distributions	-	79	-
Realized capital gain (loss) on investments	(47,627)	(9,373)	141
Change in unrealized appreciation (depreciation)	54,805	30,577	-
Net gain (loss) on investments	7,178	21,283	141
Net increase (decrease) in net assets from operations	140,176	28,743	145
Contract owner transactions:
Variable annuity deposits	469	-	109
Terminations, withdrawals and annuity payments	(3,524)	(86)	-
Transfers between subaccounts, net	(229,029)	(89,887)	(254)
Maintenance charges and mortality adjustments	(144)	(515)	-
Increase (decrease) in net assets from contract transactions	(232,228)	(90,488)	(145)
Total increase (decrease) in net assets	(92,052)	(61,745)	-
Net assets as of December 31, 2020	$536,206	$474,233	$-

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Ivy VIP Mid Cap Growth	Ivy VIP Natural Resources	Ivy VIP Science and Technology
Net assets as of December 31, 2018	$69,408	$-	$274,643
Investment income (loss):
Dividend distributions	-	-	-
Investment Expenses:
Mortality and expense risk and administrative charges	(844)	-	(4,377)
Net investment income (loss)	(844)	-	(4,377)
Increase (decrease) in net assets from operations:
Capital gain distributions	32,178	-	33,579
Realized capital gain (loss) on investments	(9,289)	-	(1,511)
Change in unrealized appreciation (depreciation)	8,063	-	90,532
Net gain (loss) on investments	30,952	-	122,600
Net increase (decrease) in net assets from operations	30,108	-	118,223
Contract owner transactions:
Variable annuity deposits	69	-	14,005
Terminations, withdrawals and annuity payments	(148,743)	-	(13,737)
Transfers between subaccounts, net	107,804	-	(249)
Maintenance charges and mortality adjustments	-	-	(16)
Increase (decrease) in net assets from contract transactions	(40,870)	-	3
Total increase (decrease) in net assets	(10,762)	-	118,226
Net assets as of December 31, 2019	$58,646	$-	$392,869
Investment income (loss):
Dividend distributions	-	2,966	-
Investment Expenses:
Mortality and expense risk and administrative charges	(922)	(332)	(4,560)
Net investment income (loss)	(922)	2,634	(4,560)
Increase (decrease) in net assets from operations:
Capital gain distributions	4,546	-	45,977
Realized capital gain (loss) on investments	1,181	1,927	12,251
Change in unrealized appreciation (depreciation)	50,794	40,129	42,972
Net gain (loss) on investments	56,521	42,056	101,200
Net increase (decrease) in net assets from operations	55,599	44,690	96,640
Contract owner transactions:
Variable annuity deposits	44,279	-	11,459
Terminations, withdrawals and annuity payments	(5,215)	(1,450)	(130,834)
Transfers between subaccounts, net	84,017	90,826	37,134
Maintenance charges and mortality adjustments	(74)	(212)	(65)
Increase (decrease) in net assets from contract transactions	123,007	89,164	(82,306)
Total increase (decrease) in net assets	178,606	133,854	14,334
Net assets as of December 31, 2020	$237,252	$133,854	$407,203

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Ivy VIP Securian Real Estate Securities	Ivy VIP Small Cap Core	Ivy VIP Small Cap Growth
Net assets as of December 31, 2018	$48,493	$268,615	$168,719
Investment income (loss):
Dividend distributions	879	-	-
Investment Expenses:
Mortality and expense risk and administrative charges	(700)	(1,707)	(1,892)
Net investment income (loss)	179	(1,707)	(1,892)
Increase (decrease) in net assets from operations:
Capital gain distributions	246	57,086	12,647
Realized capital gain (loss) on investments	(151)	(6,301)	(5,906)
Change in unrealized appreciation (depreciation)	10,781	13,001	31,042
Net gain (loss) on investments	10,876	63,786	37,783
Net increase (decrease) in net assets from operations	11,055	62,079	35,891
Contract owner transactions:
Variable annuity deposits	2	-	-
Terminations, withdrawals and annuity payments	(705)	(924)	(840)
Transfers between subaccounts, net	(100)	(26,702)	(33,245)
Maintenance charges and mortality adjustments	-	(269)	(64)
Increase (decrease) in net assets from contract transactions	(803)	(27,895)	(34,149)
Total increase (decrease) in net assets	10,252	34,184	1,742
Net assets as of December 31, 2019	$58,745	$302,799	$170,461
Investment income (loss):
Dividend distributions	892	-	-
Investment Expenses:
Mortality and expense risk and administrative charges	(654)	(1,250)	(1,492)
Net investment income (loss)	238	(1,250)	(1,492)
Increase (decrease) in net assets from operations:
Capital gain distributions	4,084	13,368	-
Realized capital gain (loss) on investments	(296)	(15,334)	(12,522)
Change in unrealized appreciation (depreciation)	(6,621)	16,942	62,711
Net gain (loss) on investments	(2,833)	14,976	50,189
Net increase (decrease) in net assets from operations	(2,595)	13,726	48,697
Contract owner transactions:
Variable annuity deposits	-	-	-
Terminations, withdrawals and annuity payments	(732)	(18,590)	(35,647)
Transfers between subaccounts, net	-	(21,406)	(4,011)
Maintenance charges and mortality adjustments	(9)	(395)	(89)
Increase (decrease) in net assets from contract transactions	(741)	(40,391)	(39,747)
Total increase (decrease) in net assets	(3,336)	(26,665)	8,950
Net assets as of December 31, 2020	$55,409	$276,134	$179,411

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Ivy VIP Value	Janus Henderson Mid Cap Value	Janus Henderson Overseas
Net assets as of December 31, 2018	$209,116	$125,604	$2,545,966
Investment income (loss):
Dividend distributions	1,834	888	44,704
Investment Expenses:
Mortality and expense risk and administrative charges	(981)	(1,152)	(24,924)
Net investment income (loss)	853	(264)	19,780
Increase (decrease) in net assets from operations:
Capital gain distributions	12,497	1,916	-
Realized capital gain (loss) on investments	(3,717)	(6,258)	(39,577)
Change in unrealized appreciation (depreciation)	40,211	37,814	629,864
Net gain (loss) on investments	48,991	33,472	590,287
Net increase (decrease) in net assets from operations	49,844	33,208	610,067
Contract owner transactions:
Variable annuity deposits	15,494	8,110	99,183
Terminations, withdrawals and annuity payments	(975)	(3,852)	(257,246)
Transfers between subaccounts, net	(39,666)	(22,675)	(265,564)
Maintenance charges and mortality adjustments	(349)	(438)	(8,069)
Increase (decrease) in net assets from contract transactions	(25,496)	(18,855)	(431,696)
Total increase (decrease) in net assets	24,348	14,353	178,371
Net assets as of December 31, 2019	$233,464	$139,957	$2,724,337
Investment income (loss):
Dividend distributions	3,924	950	16,242
Investment Expenses:
Mortality and expense risk and administrative charges	(727)	(1,202)	(22,192)
Net investment income (loss)	3,197	(252)	(5,950)
Increase (decrease) in net assets from operations:
Capital gain distributions	8,198	-	-
Realized capital gain (loss) on investments	(12,840)	(8,324)	(69,627)
Change in unrealized appreciation (depreciation)	(5,976)	5,566	413,658
Net gain (loss) on investments	(10,618)	(2,758)	344,031
Net increase (decrease) in net assets from operations	(7,421)	(3,010)	338,081
Contract owner transactions:
Variable annuity deposits	3	4,518	86,264
Terminations, withdrawals and annuity payments	(2,995)	(9,283)	(262,862)
Transfers between subaccounts, net	(16,833)	14,905	20,960
Maintenance charges and mortality adjustments	(450)	(485)	(6,750)
Increase (decrease) in net assets from contract transactions	(20,275)	9,655	(162,388)
Total increase (decrease) in net assets	(27,696)	6,645	175,693
Net assets as of December 31, 2020	$205,768	$146,602	$2,900,030

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Janus Henderson U.S. Managed Volatility	Janus Henderson VIT Enterprise	Janus Henderson VIT Forty
Net assets as of December 31, 2018	$798,839	$28,768,972	$248,423
Investment income (loss):
Dividend distributions	3,364	16,211	21
Investment Expenses:
Mortality and expense risk and administrative charges	(8,034)	(274,344)	(505)
Net investment income (loss)	(4,670)	(258,133)	(484)
Increase (decrease) in net assets from operations:
Capital gain distributions	21,464	1,978,250	2,568
Realized capital gain (loss) on investments	3,595	1,861,422	(33,798)
Change in unrealized appreciation (depreciation)	146,535	5,654,019	42,365
Net gain (loss) on investments	171,594	9,493,691	11,135
Net increase (decrease) in net assets from operations	166,924	9,235,558	10,651
Contract owner transactions:
Variable annuity deposits	40,805	2,006,193	5,988
Terminations, withdrawals and annuity payments	(38,430)	(4,548,553)	(149,006)
Transfers between subaccounts, net	(66,395)	(1,488,911)	(94,953)
Maintenance charges and mortality adjustments	(1,815)	(133,406)	(22)
Increase (decrease) in net assets from contract transactions	(65,835)	(4,164,677)	(237,993)
Total increase (decrease) in net assets	101,089	5,070,881	(227,342)
Net assets as of December 31, 2019	$899,928	$33,839,853	$21,081
Investment income (loss):
Dividend distributions	7,918	-	-
Investment Expenses:
Mortality and expense risk and administrative charges	(8,143)	(248,379)	(81)
Net investment income (loss)	(225)	(248,379)	(81)
Increase (decrease) in net assets from operations:
Capital gain distributions	97,424	2,293,637	2
Realized capital gain (loss) on investments	16,680	1,641,340	6,573
Change in unrealized appreciation (depreciation)	(18,957)	907,818	(2,072)
Net gain (loss) on investments	95,147	4,842,795	4,503
Net increase (decrease) in net assets from operations	94,922	4,594,416	4,422
Contract owner transactions:
Variable annuity deposits	25,977	636,128	-
Terminations, withdrawals and annuity payments	(120,752)	(3,144,134)	(178)
Transfers between subaccounts, net	41,410	(3,980,934)	(25,325)
Maintenance charges and mortality adjustments	(1,884)	(110,648)	-
Increase (decrease) in net assets from contract transactions	(55,249)	(6,599,588)	(25,503)
Total increase (decrease) in net assets	39,673	(2,005,172)	(21,081)
Net assets as of December 31, 2020	$939,601	$31,834,681	$-

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Janus Henderson VIT Mid Cap Value	Janus Henderson VIT Overseas	Janus Henderson VIT Research
Net assets as of December 31, 2018	$33,145	$66,796	$15,073,792
Investment income (loss):
Dividend distributions	715	2,268	48,350
Investment Expenses:
Mortality and expense risk and administrative charges	(411)	(1,153)	(138,440)
Net investment income (loss)	304	1,115	(90,090)
Increase (decrease) in net assets from operations:
Capital gain distributions	5,771	-	1,653,536
Realized capital gain (loss) on investments	(1,231)	237	843,602
Change in unrealized appreciation (depreciation)	8,436	22,462	2,399,373
Net gain (loss) on investments	12,976	22,699	4,896,511
Net increase (decrease) in net assets from operations	13,280	23,814	4,806,421
Contract owner transactions:
Variable annuity deposits	-	4	501,534
Terminations, withdrawals and annuity payments	(96)	(4,088)	(2,128,218)
Transfers between subaccounts, net	23,897	61,420	(550,016)
Maintenance charges and mortality adjustments	-	(22)	(55,113)
Increase (decrease) in net assets from contract transactions	23,801	57,314	(2,231,813)
Total increase (decrease) in net assets	37,081	81,128	2,574,608
Net assets as of December 31, 2019	$70,226	$147,924	$17,648,400
Investment income (loss):
Dividend distributions	949	2,382	36,168
Investment Expenses:
Mortality and expense risk and administrative charges	(382)	(1,161)	(146,333)
Net investment income (loss)	567	1,221	(110,165)
Increase (decrease) in net assets from operations:
Capital gain distributions	1,320	-	1,383,763
Realized capital gain (loss) on investments	(57)	(9,864)	1,124,062
Change in unrealized appreciation (depreciation)	(818)	16,701	2,270,795
Net gain (loss) on investments	445	6,837	4,778,620
Net increase (decrease) in net assets from operations	1,012	8,058	4,668,455
Contract owner transactions:
Variable annuity deposits	-	167,478	153,289
Terminations, withdrawals and annuity payments	(384)	(1,503)	(1,574,218)
Transfers between subaccounts, net	44,226	(5,751)	(1,661,710)
Maintenance charges and mortality adjustments	(33)	(3)	(53,173)
Increase (decrease) in net assets from contract transactions	43,809	160,221	(3,135,812)
Total increase (decrease) in net assets	44,821	168,279	1,532,643
Net assets as of December 31, 2020	$115,047	$316,203	$19,181,043

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	JPMorgan Insurance Trust Core Bond Portfolio	JPMorgan Insurance Trust Small Cap Core Portfolio	JPMorgan Insurance Trust US Equity Portfolio
Net assets as of December 31, 2018	$3,707,763	$124,429	$190,967
Investment income (loss):
Dividend distributions	93,174	279	1,488
Investment Expenses:
Mortality and expense risk and administrative charges	(31,196)	(977)	(1,824)
Net investment income (loss)	61,978	(698)	(336)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	18,246	17,014
Realized capital gain (loss) on investments	6,476	(168)	155
Change in unrealized appreciation (depreciation)	203,711	12,375	43,609
Net gain (loss) on investments	210,187	30,453	60,778
Net increase (decrease) in net assets from operations	272,165	29,755	60,442
Contract owner transactions:
Variable annuity deposits	118,294	-	18,300
Terminations, withdrawals and annuity payments	(240,862)	(10,534)	(55)
Transfers between subaccounts, net	928,005	24,643	-
Maintenance charges and mortality adjustments	(17,740)	-	(522)
Increase (decrease) in net assets from contract transactions	787,697	14,109	17,723
Total increase (decrease) in net assets	1,059,862	43,864	78,165
Net assets as of December 31, 2019	$4,767,625	$168,293	$269,132
Investment income (loss):
Dividend distributions	103,569	958	592
Investment Expenses:
Mortality and expense risk and administrative charges	(44,214)	(944)	(1,501)
Net investment income (loss)	59,355	14	(909)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	9,352	6,740
Realized capital gain (loss) on investments	87,446	(210)	(19,964)
Change in unrealized appreciation (depreciation)	177,538	12,054	(10,257)
Net gain (loss) on investments	264,984	21,196	(23,481)
Net increase (decrease) in net assets from operations	324,339	21,210	(24,390)
Contract owner transactions:
Variable annuity deposits	327,655	-	-
Terminations, withdrawals and annuity payments	(327,042)	-	-
Transfers between subaccounts, net	641,539	-	(115,886)
Maintenance charges and mortality adjustments	(21,393)	(7)	(110)
Increase (decrease) in net assets from contract transactions	620,759	(7)	(115,996)
Total increase (decrease) in net assets	945,098	21,203	(140,386)
Net assets as of December 31, 2020	$5,712,723	$189,496	$128,746

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Lord Abbett Series Bond-Debenture VC	Lord Abbett Series Developing Growth VC	Lord Abbett Series Dividend Growth VC (a)
Net assets as of December 31, 2018	$4,191,459	$1,681,657	$54,157
Investment income (loss):
Dividend distributions	167,640	-	1,194
Investment Expenses:
Mortality and expense risk and administrative charges	(30,375)	(13,716)	(911)
Net investment income (loss)	137,265	(13,716)	283
Increase (decrease) in net assets from operations:
Capital gain distributions	-	193,304	3,652
Realized capital gain (loss) on investments	(81,676)	(102,294)	7,274
Change in unrealized appreciation (depreciation)	396,140	299,855	15,919
Net gain (loss) on investments	314,464	390,865	26,845
Net increase (decrease) in net assets from operations	451,729	377,149	27,128
Contract owner transactions:
Variable annuity deposits	508,968	71,319	1,988
Terminations, withdrawals and annuity payments	(296,846)	(157,373)	(246,650)
Transfers between subaccounts, net	(435,028)	31,640	244,228
Maintenance charges and mortality adjustments	(12,565)	(7,038)	(17)
Increase (decrease) in net assets from contract transactions	(235,471)	(61,452)	(451)
Total increase (decrease) in net assets	216,258	315,697	26,677
Net assets as of December 31, 2019	$4,407,717	$1,997,354	$80,834
Investment income (loss):
Dividend distributions	188,294	-	444
Investment Expenses:
Mortality and expense risk and administrative charges	(35,890)	(14,629)	(667)
Net investment income (loss)	152,404	(14,629)	(223)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	248,464	834
Realized capital gain (loss) on investments	(159,691)	37,005	2,092
Change in unrealized appreciation (depreciation)	174,203	795,227	2,708
Net gain (loss) on investments	14,512	1,080,696	5,634
Net increase (decrease) in net assets from operations	166,916	1,066,067	5,411
Contract owner transactions:
Variable annuity deposits	470,784	47,071	268
Terminations, withdrawals and annuity payments	(297,992)	(126,814)	(2,938)
Transfers between subaccounts, net	494,846	(171,459)	(33,228)
Maintenance charges and mortality adjustments	(10,984)	(6,055)	(53)
Increase (decrease) in net assets from contract transactions	656,654	(257,257)	(35,951)
Total increase (decrease) in net assets	823,570	808,810	(30,540)
Net assets as of December 31, 2020	$5,231,287	$2,806,164	$50,294

(a) Name change. See Note 1.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Lord Abbett Series Growth and Income VC	Lord Abbett Series Growth Opportunities VC	Lord Abbett Series Mid Cap Stock VC
Net assets as of December 31, 2018	$-	$-	$51,243
Investment income (loss):
Dividend distributions	3	-	540
Investment Expenses:
Mortality and expense risk and administrative charges	(53)	(905)	(436)
Net investment income (loss)	(50)	(905)	104
Increase (decrease) in net assets from operations:
Capital gain distributions	289	9,452	1,012
Realized capital gain (loss) on investments	2,252	5,401	(163)
Change in unrealized appreciation (depreciation)	-	(511)	10,100
Net gain (loss) on investments	2,541	14,342	10,949
Net increase (decrease) in net assets from operations	2,491	13,437	11,053
Contract owner transactions:
Variable annuity deposits	-	-	-
Terminations, withdrawals and annuity payments	-	(126,663)	(933)
Transfers between subaccounts, net	(2,491)	156,611	-
Maintenance charges and mortality adjustments	-	(98)	(62)
Increase (decrease) in net assets from contract transactions	(2,491)	29,850	(995)
Total increase (decrease) in net assets	-	43,287	10,058
Net assets as of December 31, 2019	$-	$43,287	$61,301
Investment income (loss):
Dividend distributions	-	-	543
Investment Expenses:
Mortality and expense risk and administrative charges	-	(394)	(363)
Net investment income (loss)	-	(394)	180
Increase (decrease) in net assets from operations:
Capital gain distributions	-	4,401	-
Realized capital gain (loss) on investments	-	2,011	(1,527)
Change in unrealized appreciation (depreciation)	-	7,076	1,221
Net gain (loss) on investments	-	13,488	(306)
Net increase (decrease) in net assets from operations	-	13,094	(126)
Contract owner transactions:
Variable annuity deposits	-	-	-
Terminations, withdrawals and annuity payments	-	(5,344)	(1,884)
Transfers between subaccounts, net	-	(4,995)	(3,641)
Maintenance charges and mortality adjustments	-	(88)	(84)
Increase (decrease) in net assets from contract transactions	-	(10,427)	(5,609)
Total increase (decrease) in net assets	-	2,667	(5,735)
Net assets as of December 31, 2020	$-	$45,954	$55,566

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Lord Abbett Series Total Return VC	MFS® VIT Emerging Markets Equity	MFS® VIT Global Tactical Allocation
Net assets as of December 31, 2018	$141,357	$122,628	$7,829
Investment income (loss):
Dividend distributions	1,358	866	218
Investment Expenses:
Mortality and expense risk and administrative charges	(338)	(1,885)	(121)
Net investment income (loss)	1,020	(1,019)	97
Increase (decrease) in net assets from operations:
Capital gain distributions	-	7,088	197
Realized capital gain (loss) on investments	(4,270)	(177)	(56)
Change in unrealized appreciation (depreciation)	8,373	24,571	737
Net gain (loss) on investments	4,103	31,482	878
Net increase (decrease) in net assets from operations	5,123	30,463	975
Contract owner transactions:
Variable annuity deposits	16,029	200	-
Terminations, withdrawals and annuity payments	(94,321)	(1,272)	(994)
Transfers between subaccounts, net	(16,229)	89,512	-
Maintenance charges and mortality adjustments	(14)	(342)	-
Increase (decrease) in net assets from contract transactions	(94,535)	88,098	(994)
Total increase (decrease) in net assets	(89,412)	118,561	(19)
Net assets as of December 31, 2019	$51,945	$241,189	$7,810
Investment income (loss):
Dividend distributions	1,701	4,697	117
Investment Expenses:
Mortality and expense risk and administrative charges	(211)	(1,855)	(110)
Net investment income (loss)	1,490	2,842	7
Increase (decrease) in net assets from operations:
Capital gain distributions	1,353	8,872	358
Realized capital gain (loss) on investments	9	(8,466)	(47)
Change in unrealized appreciation (depreciation)	1,038	854	21
Net gain (loss) on investments	2,400	1,260	332
Net increase (decrease) in net assets from operations	3,890	4,102	339
Contract owner transactions:
Variable annuity deposits	18,000	38,293	-
Terminations, withdrawals and annuity payments	-	(138,251)	(965)
Transfers between subaccounts, net	-	16,901	-
Maintenance charges and mortality adjustments	(54)	(378)	-
Increase (decrease) in net assets from contract transactions	17,946	(83,435)	(965)
Total increase (decrease) in net assets	21,836	(79,333)	(626)
Net assets as of December 31, 2020	$73,781	$161,856	$7,184

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	MFS® VIT High Yield	MFS® VIT II MA Investors Growth Stock	MFS® VIT II Research International
Net assets as of December 31, 2018	$12,705	$-	$5,568,379
Investment income (loss):
Dividend distributions	-	-	69,905
Investment Expenses:
Mortality and expense risk and administrative charges	(32)	(52)	(56,133)
Net investment income (loss)	(32)	(52)	13,772
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	243,257
Realized capital gain (loss) on investments	272	14	40,419
Change in unrealized appreciation (depreciation)	992	3,954	1,017,784
Net gain (loss) on investments	1,264	3,968	1,301,460
Net increase (decrease) in net assets from operations	1,232	3,916	1,315,232
Contract owner transactions:
Variable annuity deposits	-	46,296	123,916
Terminations, withdrawals and annuity payments	-	(516)	(741,940)
Transfers between subaccounts, net	(13,930)	148,939	(328,680)
Maintenance charges and mortality adjustments	(7)	-	(21,883)
Increase (decrease) in net assets from contract transactions	(13,937)	194,719	(968,587)
Total increase (decrease) in net assets	(12,705)	198,635	346,645
Net assets as of December 31, 2019	$-	$198,635	$5,915,024
Investment income (loss):
Dividend distributions	36,166	-	154,108
Investment Expenses:
Mortality and expense risk and administrative charges	(1,294)	(229)	(72,102)
Net investment income (loss)	34,872	(229)	82,006
Increase (decrease) in net assets from operations:
Capital gain distributions	-	1	294,041
Realized capital gain (loss) on investments	(24,820)	(20,698)	50,958
Change in unrealized appreciation (depreciation)	3,991	(3,954)	1,251,106
Net gain (loss) on investments	(20,829)	(24,651)	1,596,105
Net increase (decrease) in net assets from operations	14,043	(24,880)	1,678,111
Contract owner transactions:
Variable annuity deposits	47,697	-	138,550
Terminations, withdrawals and annuity payments	(3,296)	(2,132)	(880,372)
Transfers between subaccounts, net	121,542	(171,623)	3,920,898
Maintenance charges and mortality adjustments	(124)	-	(36,996)
Increase (decrease) in net assets from contract transactions	165,819	(173,755)	3,142,080
Total increase (decrease) in net assets	179,862	(198,635)	4,820,191
Net assets as of December 31, 2020	$179,862	$-	$10,735,215

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	MFS® VIT International Intrinsic Value	MFS® VIT Investors Trust	MFS® VIT New Discovery
Net assets as of December 31, 2018	$788,589	$-	$187,395
Investment income (loss):
Dividend distributions	10,911	479	-
Investment Expenses:
Mortality and expense risk and administrative charges	(6,021)	(228)	(1,431)
Net investment income (loss)	4,890	251	(1,431)
Increase (decrease) in net assets from operations:
Capital gain distributions	22,873	5,828	47,506
Realized capital gain (loss) on investments	20,755	664	2,065
Change in unrealized appreciation (depreciation)	118,342	722	27,884
Net gain (loss) on investments	161,970	7,214	77,455
Net increase (decrease) in net assets from operations	166,860	7,465	76,024
Contract owner transactions:
Variable annuity deposits	80,078	21,691	7
Terminations, withdrawals and annuity payments	(53,333)	(351)	(5,429)
Transfers between subaccounts, net	(185,525)	(6,542)	14,574
Maintenance charges and mortality adjustments	(663)	-	(177)
Increase (decrease) in net assets from contract transactions	(159,443)	14,798	8,975
Total increase (decrease) in net assets	7,417	22,263	84,999
Net assets as of December 31, 2019	$796,006	$22,263	$272,394
Investment income (loss):
Dividend distributions	16,035	81	-
Investment Expenses:
Mortality and expense risk and administrative charges	(20,750)	(74)	(1,349)
Net investment income (loss)	(4,715)	7	(1,349)
Increase (decrease) in net assets from operations:
Capital gain distributions	41,948	584	25,149
Realized capital gain (loss) on investments	13,309	(89)	2,019
Change in unrealized appreciation (depreciation)	469,296	2,234	66,230
Net gain (loss) on investments	524,553	2,729	93,398
Net increase (decrease) in net assets from operations	519,838	2,736	92,049
Contract owner transactions:
Variable annuity deposits	1,340,196	4	-
Terminations, withdrawals and annuity payments	(108,338)	(3,976)	(8,888)
Transfers between subaccounts, net	(174,580)	3,745	(43,614)
Maintenance charges and mortality adjustments	(575)	(18)	(327)
Increase (decrease) in net assets from contract transactions	1,056,703	(245)	(52,829)
Total increase (decrease) in net assets	1,576,541	2,491	39,220
Net assets as of December 31, 2020	$2,372,547	$24,754	$311,614

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	MFS® VIT Research	MFS® VIT Total Return	MFS® VIT Total Return Bond
Net assets as of December 31, 2018	$94,175	$18,990,300	$78,846
Investment income (loss):
Dividend distributions	668	417,107	2,664
Investment Expenses:
Mortality and expense risk and administrative charges	(688)	(178,277)	(745)
Net investment income (loss)	(20)	238,830	1,919
Increase (decrease) in net assets from operations:
Capital gain distributions	11,690	533,284	-
Realized capital gain (loss) on investments	64	844,365	2,592
Change in unrealized appreciation (depreciation)	18,079	2,425,381	5,550
Net gain (loss) on investments	29,833	3,803,030	8,142
Net increase (decrease) in net assets from operations	29,813	4,041,860	10,061
Contract owner transactions:
Variable annuity deposits	-	324,145	12,000
Terminations, withdrawals and annuity payments	(844)	(2,621,517)	(471)
Transfers between subaccounts, net	-	3,696,156	(2,949)
Maintenance charges and mortality adjustments	-	(129,673)	-
Increase (decrease) in net assets from contract transactions	(844)	1,269,111	8,580
Total increase (decrease) in net assets	28,969	5,310,971	18,641
Net assets as of December 31, 2019	$123,144	$24,301,271	$97,487
Investment income (loss):
Dividend distributions	664	372,733	5,583
Investment Expenses:
Mortality and expense risk and administrative charges	(670)	(140,911)	(1,005)
Net investment income (loss)	(6)	231,822	4,578
Increase (decrease) in net assets from operations:
Capital gain distributions	5,024	485,388	-
Realized capital gain (loss) on investments	74	817,077	1,361
Change in unrealized appreciation (depreciation)	14,088	(113,921)	4,906
Net gain (loss) on investments	19,186	1,188,544	6,267
Net increase (decrease) in net assets from operations	19,180	1,420,366	10,845
Contract owner transactions:
Variable annuity deposits	-	253,988	-
Terminations, withdrawals and annuity payments	(673)	(2,128,525)	(797)
Transfers between subaccounts, net	-	(4,665,034)	55,880
Maintenance charges and mortality adjustments	-	(107,327)	(99)
Increase (decrease) in net assets from contract transactions	(673)	(6,646,898)	54,984
Total increase (decrease) in net assets	18,507	(5,226,532)	65,829
Net assets as of December 31, 2020	$141,651	$19,074,739	$163,316

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	MFS® VIT Utilities	Morgan Stanley VIF Emerging Markets Debt	Morgan Stanley VIF Emerging Markets Equity
Net assets as of December 31, 2018	$13,318,249	$171,098	$10,474,677
Investment income (loss):
Dividend distributions	610,160	13,792	99,247
Investment Expenses:
Mortality and expense risk and administrative charges	(131,874)	(929)	(82,572)
Net investment income (loss)	478,286	12,863	16,675
Increase (decrease) in net assets from operations:
Capital gain distributions	48,329	-	676,026
Realized capital gain (loss) on investments	576,984	(8,307)	150,487
Change in unrealized appreciation (depreciation)	2,251,517	18,139	978,720
Net gain (loss) on investments	2,876,830	9,832	1,805,233
Net increase (decrease) in net assets from operations	3,355,116	22,695	1,821,908
Contract owner transactions:
Variable annuity deposits	763,107	3,611	386,218
Terminations, withdrawals and annuity payments	(2,491,076)	(2,648)	(1,257,014)
Transfers between subaccounts, net	1,272,817	(35,887)	(2,304,925)
Maintenance charges and mortality adjustments	(72,370)	-	(46,663)
Increase (decrease) in net assets from contract transactions	(527,522)	(34,924)	(3,222,384)
Total increase (decrease) in net assets	2,827,594	(12,229)	(1,400,476)
Net assets as of December 31, 2019	$16,145,843	$158,869	$9,074,201
Investment income (loss):
Dividend distributions	322,432	6,854	71,118
Investment Expenses:
Mortality and expense risk and administrative charges	(111,010)	(560)	(66,910)
Net investment income (loss)	211,422	6,294	4,208
Increase (decrease) in net assets from operations:
Capital gain distributions	381,504	-	89,941
Realized capital gain (loss) on investments	273,088	(824)	(436,613)
Change in unrealized appreciation (depreciation)	(256,061)	2,351	979,605
Net gain (loss) on investments	398,531	1,527	632,933
Net increase (decrease) in net assets from operations	609,953	7,821	637,141
Contract owner transactions:
Variable annuity deposits	155,994	-	136,604
Terminations, withdrawals and annuity payments	(1,199,052)	(1,797)	(694,537)
Transfers between subaccounts, net	(526,646)	(4,019)	(171,986)
Maintenance charges and mortality adjustments	(58,537)	(10)	(30,986)
Increase (decrease) in net assets from contract transactions	(1,628,241)	(5,826)	(760,905)
Total increase (decrease) in net assets	(1,018,288)	1,995	(123,764)
Net assets as of December 31, 2020	$15,127,555	$160,864	$8,950,437

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Morningstar Aggressive Growth ETF Asset Allocation Portfolio	Morningstar Balanced ETF Asset Allocation Portfolio	Morningstar Conservative ETF Asset Allocation Portfolio
Net assets as of December 31, 2018	$1,346,149	$4,389,814	$1,810,263
Investment income (loss):
Dividend distributions	24,782	110,587	45,007
Investment Expenses:
Mortality and expense risk and administrative charges	(12,047)	(42,669)	(17,505)
Net investment income (loss)	12,735	67,918	27,502
Increase (decrease) in net assets from operations:
Capital gain distributions	56,854	110,592	17,595
Realized capital gain (loss) on investments	(885)	(50,038)	8,975
Change in unrealized appreciation (depreciation)	222,835	590,096	123,642
Net gain (loss) on investments	278,804	650,650	150,212
Net increase (decrease) in net assets from operations	291,539	718,568	177,714
Contract owner transactions:
Variable annuity deposits	61,328	626,844	170,862
Terminations, withdrawals and annuity payments	(1,284)	(323,350)	(321,109)
Transfers between subaccounts, net	10,924	277,517	443,537
Maintenance charges and mortality adjustments	(1,201)	(16,857)	(7,080)
Increase (decrease) in net assets from contract transactions	69,767	564,154	286,210
Total increase (decrease) in net assets	361,306	1,282,722	463,924
Net assets as of December 31, 2019	$1,707,455	$5,672,536	$2,274,187
Investment income (loss):
Dividend distributions	41,693	244,137	48,549
Investment Expenses:
Mortality and expense risk and administrative charges	(12,783)	(52,125)	(19,088)
Net investment income (loss)	28,910	192,012	29,461
Increase (decrease) in net assets from operations:
Capital gain distributions	46,258	156,300	15,533
Realized capital gain (loss) on investments	12,745	(28,352)	(6,738)
Change in unrealized appreciation (depreciation)	98,202	383,852	77,701
Net gain (loss) on investments	157,205	511,800	86,496
Net increase (decrease) in net assets from operations	186,115	703,812	115,957
Contract owner transactions:
Variable annuity deposits	29,118	352,061	165,602
Terminations, withdrawals and annuity payments	(410,173)	(315,192)	(1,079,193)
Transfers between subaccounts, net	524,070	7,058,109	1,443,875
Maintenance charges and mortality adjustments	(1,783)	(15,321)	(8,212)
Increase (decrease) in net assets from contract transactions	141,232	7,079,657	522,072
Total increase (decrease) in net assets	327,347	7,783,469	638,029
Net assets as of December 31, 2020	$2,034,802	$13,456,005	$2,912,216

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Morningstar Growth ETF Asset Allocation Portfolio	Morningstar Income and Growth ETF Asset Allocation Portfolio	Neuberger Berman AMT Sustainable Equity I
Net assets as of December 31, 2018	$6,462,930	$1,278,790	$10,049,003
Investment income (loss):
Dividend distributions	124,463	25,122	211,807
Investment Expenses:
Mortality and expense risk and administrative charges	(54,899)	(9,261)	(111,367)
Net investment income (loss)	69,564	15,861	100,440
Increase (decrease) in net assets from operations:
Capital gain distributions	320,032	27,984	2,986,096
Realized capital gain (loss) on investments	(49,638)	(26,876)	(2,470,934)
Change in unrealized appreciation (depreciation)	857,253	127,483	789,751
Net gain (loss) on investments	1,127,647	128,591	1,304,913
Net increase (decrease) in net assets from operations	1,197,211	144,452	1,405,353
Contract owner transactions:
Variable annuity deposits	24,312	29,757	102,015
Terminations, withdrawals and annuity payments	(233,979)	(212,262)	(1,316,198)
Transfers between subaccounts, net	(145,665)	8,383	(5,126,102)
Maintenance charges and mortality adjustments	(16,873)	(734)	(43,776)
Increase (decrease) in net assets from contract transactions	(372,205)	(174,856)	(6,384,061)
Total increase (decrease) in net assets	825,006	(30,404)	(4,978,708)
Net assets as of December 31, 2019	$7,287,936	$1,248,386	$5,070,295
Investment income (loss):
Dividend distributions	191,149	40,634	24,285
Investment Expenses:
Mortality and expense risk and administrative charges	(57,298)	(12,421)	(59,423)
Net investment income (loss)	133,851	28,213	(35,138)
Increase (decrease) in net assets from operations:
Capital gain distributions	273,459	22,814	166,815
Realized capital gain (loss) on investments	(69,930)	(957)	62,109
Change in unrealized appreciation (depreciation)	525,978	131,236	524,134
Net gain (loss) on investments	729,507	153,093	753,058
Net increase (decrease) in net assets from operations	863,358	181,306	717,920
Contract owner transactions:
Variable annuity deposits	612,752	13,980	2,717
Terminations, withdrawals and annuity payments	(98,007)	(45,955)	(367,390)
Transfers between subaccounts, net	1,658,577	663,758	(858,311)
Maintenance charges and mortality adjustments	(13,870)	(6,674)	(24,024)
Increase (decrease) in net assets from contract transactions	2,159,452	625,109	(1,247,008)
Total increase (decrease) in net assets	3,022,810	806,415	(529,088)
Net assets as of December 31, 2020	$10,310,746	$2,054,801	$4,541,207

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Neuberger Berman AMT Sustainable Equity S	Neuberger Berman Core Bond	Neuberger Berman Large Cap Value
Net assets as of December 31, 2018	$5,813,469	$4,691,013	$775,106
Investment income (loss):
Dividend distributions	17,810	130,134	12,708
Investment Expenses:
Mortality and expense risk and administrative charges	(47,970)	(41,028)	(7,885)
Net investment income (loss)	(30,160)	89,106	4,823
Increase (decrease) in net assets from operations:
Capital gain distributions	341,952	-	18,915
Realized capital gain (loss) on investments	226,498	10,362	(10,452)
Change in unrealized appreciation (depreciation)	832,240	253,437	160,247
Net gain (loss) on investments	1,400,690	263,799	168,710
Net increase (decrease) in net assets from operations	1,370,530	352,905	173,533
Contract owner transactions:
Variable annuity deposits	157,153	90,423	21,572
Terminations, withdrawals and annuity payments	(895,592)	(710,113)	(95,018)
Transfers between subaccounts, net	35,778	(1,025,772)	48,697
Maintenance charges and mortality adjustments	(23,107)	(15,559)	(1,787)
Increase (decrease) in net assets from contract transactions	(725,768)	(1,661,021)	(26,536)
Total increase (decrease) in net assets	644,762	(1,308,116)	146,997
Net assets as of December 31, 2019	$6,458,231	$3,382,897	$922,103
Investment income (loss):
Dividend distributions	21,747	80,364	8,348
Investment Expenses:
Mortality and expense risk and administrative charges	(43,808)	(27,616)	(6,546)
Net investment income (loss)	(22,061)	52,748	1,802
Increase (decrease) in net assets from operations:
Capital gain distributions	239,243	36,810	2,009
Realized capital gain (loss) on investments	216,996	100,798	(37,513)
Change in unrealized appreciation (depreciation)	492,841	66,043	93,949
Net gain (loss) on investments	949,080	203,651	58,445
Net increase (decrease) in net assets from operations	927,019	256,399	60,247
Contract owner transactions:
Variable annuity deposits	29,996	64,454	20,285
Terminations, withdrawals and annuity payments	(386,507)	(295,926)	(129,177)
Transfers between subaccounts, net	(696,325)	(1,187,868)	(56,108)
Maintenance charges and mortality adjustments	(20,150)	(8,462)	(1,100)
Increase (decrease) in net assets from contract transactions	(1,072,986)	(1,427,802)	(166,100)
Total increase (decrease) in net assets	(145,967)	(1,171,403)	(105,853)
Net assets as of December 31, 2020	$6,312,264	$2,211,494	$816,250

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Neuberger Berman Sustainable Equity	North Square Oak Ridge Small Cap Growth	Northern Global Tactical Asset Allocation
Net assets as of December 31, 2018	$874,536	$64,796	$117,233
Investment income (loss):
Dividend distributions	4,834	-	2,294
Investment Expenses:
Mortality and expense risk and administrative charges	(8,923)	(709)	(930)
Net investment income (loss)	(4,089)	(709)	1,364
Increase (decrease) in net assets from operations:
Capital gain distributions	81,259	12,051	-
Realized capital gain (loss) on investments	2,824	(1,296)	3,533
Change in unrealized appreciation (depreciation)	132,658	4,468	11,589
Net gain (loss) on investments	216,741	15,223	15,122
Net increase (decrease) in net assets from operations	212,652	14,514	16,486
Contract owner transactions:
Variable annuity deposits	74,186	55	696
Terminations, withdrawals and annuity payments	(98,200)	(2,878)	(28,929)
Transfers between subaccounts, net	(13,909)	7,966	6,675
Maintenance charges and mortality adjustments	(2,775)	(342)	(576)
Increase (decrease) in net assets from contract transactions	(40,698)	4,801	(22,134)
Total increase (decrease) in net assets	171,954	19,315	(5,648)
Net assets as of December 31, 2019	$1,046,490	$84,111	$111,585
Investment income (loss):
Dividend distributions	5,107	-	2,912
Investment Expenses:
Mortality and expense risk and administrative charges	(9,765)	(471)	(956)
Net investment income (loss)	(4,658)	(471)	1,956
Increase (decrease) in net assets from operations:
Capital gain distributions	69,292	5,682	4,932
Realized capital gain (loss) on investments	2,917	(25,857)	1,644
Change in unrealized appreciation (depreciation)	136,709	23,130	(1,854)
Net gain (loss) on investments	208,918	2,955	4,722
Net increase (decrease) in net assets from operations	204,260	2,484	6,678
Contract owner transactions:
Variable annuity deposits	61,002	35	756
Terminations, withdrawals and annuity payments	(118,488)	(2,358)	(10,933)
Transfers between subaccounts, net	135,363	(33,830)	19,551
Maintenance charges and mortality adjustments	(3,038)	(147)	(559)
Increase (decrease) in net assets from contract transactions	74,839	(36,300)	8,815
Total increase (decrease) in net assets	279,099	(33,816)	15,493
Net assets as of December 31, 2020	$1,325,589	$50,295	$127,078

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Northern Large Cap Core	Northern Large Cap Value	PGIM Jennison 20/20 Focus
Net assets as of December 31, 2018	$137,818	$147,236	$3,172,951
Investment income (loss):
Dividend distributions	2,688	8,429	8,521
Investment Expenses:
Mortality and expense risk and administrative charges	(1,305)	(1,828)	(31,338)
Net investment income (loss)	1,383	6,601	(22,817)
Increase (decrease) in net assets from operations:
Capital gain distributions	3,361	-	247,176
Realized capital gain (loss) on investments	1,071	5,272	(16,206)
Change in unrealized appreciation (depreciation)	25,697	35,178	625,654
Net gain (loss) on investments	30,129	40,450	856,624
Net increase (decrease) in net assets from operations	31,512	47,051	833,807
Contract owner transactions:
Variable annuity deposits	5,873	14,625	72,532
Terminations, withdrawals and annuity payments	(5,268)	(15,604)	(315,672)
Transfers between subaccounts, net	(11,021)	236,606	(93,341)
Maintenance charges and mortality adjustments	(554)	(935)	(7,442)
Increase (decrease) in net assets from contract transactions	(10,970)	234,692	(343,923)
Total increase (decrease) in net assets	20,542	281,743	489,884
Net assets as of December 31, 2019	$158,360	$428,979	$3,662,835
Investment income (loss):
Dividend distributions	2,544	2,725	1,902
Investment Expenses:
Mortality and expense risk and administrative charges	(1,515)	(2,089)	(32,022)
Net investment income (loss)	1,029	636	(30,120)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	411,182
Realized capital gain (loss) on investments	2,278	(22,136)	35,113
Change in unrealized appreciation (depreciation)	20,880	(30,236)	489,655
Net gain (loss) on investments	23,158	(52,372)	935,950
Net increase (decrease) in net assets from operations	24,187	(51,736)	905,830
Contract owner transactions:
Variable annuity deposits	4,773	13,741	63,800
Terminations, withdrawals and annuity payments	(7,743)	(24,006)	(320,859)
Transfers between subaccounts, net	10,045	(177,259)	(402,081)
Maintenance charges and mortality adjustments	(653)	(797)	(8,219)
Increase (decrease) in net assets from contract transactions	6,422	(188,321)	(667,359)
Total increase (decrease) in net assets	30,609	(240,057)	238,471
Net assets as of December 31, 2020	$188,969	$188,922	$3,901,306

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	PGIM Jennison Mid-Cap Growth	PGIM Jennison Natural Resources	PGIM Jennison Small Company
Net assets as of December 31, 2018	$91,434	$12,560	$526,373
Investment income (loss):
Dividend distributions	-	216	-
Investment Expenses:
Mortality and expense risk and administrative charges	(995)	(121)	(5,385)
Net investment income (loss)	(995)	95	(5,385)
Increase (decrease) in net assets from operations:
Capital gain distributions	34,406	-	49,873
Realized capital gain (loss) on investments	(1,771)	(765)	(6,488)
Change in unrealized appreciation (depreciation)	722	2,506	101,396
Net gain (loss) on investments	33,357	1,741	144,781
Net increase (decrease) in net assets from operations	32,362	1,836	139,396
Contract owner transactions:
Variable annuity deposits	6,549	1,267	10,789
Terminations, withdrawals and annuity payments	(8,143)	(2,321)	(48,050)
Transfers between subaccounts, net	27	(749)	(24,172)
Maintenance charges and mortality adjustments	(790)	(175)	(2,182)
Increase (decrease) in net assets from contract transactions	(2,357)	(1,978)	(63,615)
Total increase (decrease) in net assets	30,005	(142)	75,781
Net assets as of December 31, 2019	$121,439	$12,418	$602,154
Investment income (loss):
Dividend distributions	-	188	-
Investment Expenses:
Mortality and expense risk and administrative charges	(1,617)	(98)	(4,847)
Net investment income (loss)	(1,617)	90	(4,847)
Increase (decrease) in net assets from operations:
Capital gain distributions	63,870	-	88,769
Realized capital gain (loss) on investments	(8,385)	(532)	(6,910)
Change in unrealized appreciation (depreciation)	11,456	1,838	68,957
Net gain (loss) on investments	66,941	1,306	150,816
Net increase (decrease) in net assets from operations	65,324	1,396	145,969
Contract owner transactions:
Variable annuity deposits	8,283	1,629	41,406
Terminations, withdrawals and annuity payments	(52,394)	(813)	(75,783)
Transfers between subaccounts, net	64,415	3	(25,834)
Maintenance charges and mortality adjustments	(993)	(112)	(1,923)
Increase (decrease) in net assets from contract transactions	19,311	707	(62,134)
Total increase (decrease) in net assets	84,635	2,103	83,835
Net assets as of December 31, 2020	$206,074	$14,521	$685,989

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	PGIM QMA Small-Cap Value (d)	PIMCO All Asset	PIMCO CommodityRealReturn Strategy
Net assets as of December 31, 2018	$287,396	$358,429	$67,450
Investment income (loss):
Dividend distributions	9,006	9,484	2,892
Investment Expenses:
Mortality and expense risk and administrative charges	(2,948)	(3,150)	(687)
Net investment income (loss)	6,058	6,334	2,205
Increase (decrease) in net assets from operations:
Capital gain distributions	7,807	-	-
Realized capital gain (loss) on investments	(4,592)	(2,319)	(1,067)
Change in unrealized appreciation (depreciation)	39,981	30,675	6,352
Net gain (loss) on investments	43,196	28,356	5,285
Net increase (decrease) in net assets from operations	49,254	34,690	7,490
Contract owner transactions:
Variable annuity deposits	1,607	10,944	3,859
Terminations, withdrawals and annuity payments	(8,763)	(48,237)	(1,310)
Transfers between subaccounts, net	(17)	147	5,569
Maintenance charges and mortality adjustments	(1,119)	(1,450)	(341)
Increase (decrease) in net assets from contract transactions	(8,292)	(38,596)	7,777
Total increase (decrease) in net assets	40,962	(3,906)	15,267
Net assets as of December 31, 2019	$328,358	$354,523	$82,717
Investment income (loss):
Dividend distributions	2,295	9,018	1,066
Investment Expenses:
Mortality and expense risk and administrative charges	(2,020)	(2,665)	(669)
Net investment income (loss)	275	6,353	397
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	-
Realized capital gain (loss) on investments	(53,557)	(7,405)	(7,216)
Change in unrealized appreciation (depreciation)	14,314	12,880	7,882
Net gain (loss) on investments	(39,243)	5,475	666
Net increase (decrease) in net assets from operations	(38,968)	11,828	1,063
Contract owner transactions:
Variable annuity deposits	2,051	7,651	3,644
Terminations, withdrawals and annuity payments	(34,052)	(71,752)	(8,379)
Transfers between subaccounts, net	(28,442)	(16,355)	6,350
Maintenance charges and mortality adjustments	(966)	(1,482)	(344)
Increase (decrease) in net assets from contract transactions	(61,409)	(81,938)	1,271
Total increase (decrease) in net assets	(100,377)	(70,110)	2,334
Net assets as of December 31, 2020	$227,981	$284,413	$85,051

(d) Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	PIMCO Emerging Markets Bond	PIMCO High Yield	PIMCO International Bond (U.S. Dollar-Hedged)
Net assets as of December 31, 2018	$7,985	$1,866,560	$5,189,182
Investment income (loss):
Dividend distributions	411	89,306	298,067
Investment Expenses:
Mortality and expense risk and administrative charges	(88)	(17,129)	(50,770)
Net investment income (loss)	323	72,177	247,297
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	14,336
Realized capital gain (loss) on investments	(6)	(21,088)	41,205
Change in unrealized appreciation (depreciation)	928	181,102	4,216
Net gain (loss) on investments	922	160,014	59,757
Net increase (decrease) in net assets from operations	1,245	232,191	307,054
Contract owner transactions:
Variable annuity deposits	935	33,731	192,196
Terminations, withdrawals and annuity payments	(140)	(298,335)	(680,981)
Transfers between subaccounts, net	5,176	(191,837)	456,783
Maintenance charges and mortality adjustments	(84)	(5,417)	(14,151)
Increase (decrease) in net assets from contract transactions	5,887	(461,858)	(46,153)
Total increase (decrease) in net assets	7,132	(229,667)	260,901
Net assets as of December 31, 2019	$15,117	$1,636,893	$5,450,083
Investment income (loss):
Dividend distributions	614	69,415	94,274
Investment Expenses:
Mortality and expense risk and administrative charges	(135)	(14,637)	(45,986)
Net investment income (loss)	479	54,778	48,288
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	-
Realized capital gain (loss) on investments	(19)	(18,547)	7,568
Change in unrealized appreciation (depreciation)	333	19,576	144,807
Net gain (loss) on investments	314	1,029	152,375
Net increase (decrease) in net assets from operations	793	55,807	200,663
Contract owner transactions:
Variable annuity deposits	933	24,326	160,218
Terminations, withdrawals and annuity payments	(86)	(182,540)	(729,955)
Transfers between subaccounts, net	(671)	209,546	207,084
Maintenance charges and mortality adjustments	(81)	(4,395)	(11,331)
Increase (decrease) in net assets from contract transactions	95	46,937	(373,984)
Total increase (decrease) in net assets	888	102,744	(173,321)
Net assets as of December 31, 2020	$16,005	$1,739,637	$5,276,762

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	PIMCO Low Duration	PIMCO Real Return	PIMCO StocksPLUS® Small Fund
Net assets as of December 31, 2018	$42,393	$938,427	$1,105,741
Investment income (loss):
Dividend distributions	1,186	12,244	35,156
Investment Expenses:
Mortality and expense risk and administrative charges	(386)	(8,527)	(10,978)
Net investment income (loss)	800	3,717	24,178
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	45,156
Realized capital gain (loss) on investments	(193)	(3,406)	(1,142)
Change in unrealized appreciation (depreciation)	681	62,090	214,374
Net gain (loss) on investments	488	58,684	258,388
Net increase (decrease) in net assets from operations	1,288	62,401	282,566
Contract owner transactions:
Variable annuity deposits	1,334	37,781	58,594
Terminations, withdrawals and annuity payments	(12,035)	(106,484)	(80,567)
Transfers between subaccounts, net	86	2,201	222,613
Maintenance charges and mortality adjustments	(142)	(2,812)	(2,555)
Increase (decrease) in net assets from contract transactions	(10,757)	(69,314)	198,085
Total increase (decrease) in net assets	(9,469)	(6,913)	480,651
Net assets as of December 31, 2019	$32,924	$931,514	$1,586,392
Investment income (loss):
Dividend distributions	430	17,534	40,456
Investment Expenses:
Mortality and expense risk and administrative charges	(304)	(7,884)	(7,116)
Net investment income (loss)	126	9,650	33,340
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	-
Realized capital gain (loss) on investments	(151)	7,292	(153,985)
Change in unrealized appreciation (depreciation)	703	70,112	37,556
Net gain (loss) on investments	552	77,404	(116,429)
Net increase (decrease) in net assets from operations	678	87,054	(83,089)
Contract owner transactions:
Variable annuity deposits	3,557	49,440	42,206
Terminations, withdrawals and annuity payments	(11,677)	(178,954)	(156,305)
Transfers between subaccounts, net	4,874	3,825	(837,596)
Maintenance charges and mortality adjustments	(127)	(3,503)	(1,665)
Increase (decrease) in net assets from contract transactions	(3,373)	(129,192)	(953,360)
Total increase (decrease) in net assets	(2,695)	(42,138)	(1,036,449)
Net assets as of December 31, 2020	$30,229	$889,376	$549,943

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	PIMCO Total Return	PIMCO VIT All Asset Administrative	PIMCO VIT All Asset Advisor
Net assets as of December 31, 2018	$2,513,995	$6,644,048	$177,697
Investment income (loss):
Dividend distributions	77,787	184,523	8,658
Investment Expenses:
Mortality and expense risk and administrative charges	(21,831)	(49,895)	(2,458)
Net investment income (loss)	55,956	134,628	6,200
Increase (decrease) in net assets from operations:
Capital gain distributions	1,924	-	-
Realized capital gain (loss) on investments	(17,992)	(55,056)	1,860
Change in unrealized appreciation (depreciation)	116,515	601,468	21,077
Net gain (loss) on investments	100,447	546,412	22,937
Net increase (decrease) in net assets from operations	156,403	681,040	29,137
Contract owner transactions:
Variable annuity deposits	128,125	127,150	208,210
Terminations, withdrawals and annuity payments	(381,686)	(1,210,881)	(21,296)
Transfers between subaccounts, net	(61,918)	(219,790)	(60,699)
Maintenance charges and mortality adjustments	(7,224)	(27,244)	-
Increase (decrease) in net assets from contract transactions	(322,703)	(1,330,765)	126,215
Total increase (decrease) in net assets	(166,300)	(649,725)	155,352
Net assets as of December 31, 2019	$2,347,695	$5,994,323	$333,049
Investment income (loss):
Dividend distributions	43,270	264,574	15,836
Investment Expenses:
Mortality and expense risk and administrative charges	(20,438)	(40,540)	(1,949)
Net investment income (loss)	22,832	224,034	13,887
Increase (decrease) in net assets from operations:
Capital gain distributions	76,509	-	-
Realized capital gain (loss) on investments	8,926	(126,001)	(4,021)
Change in unrealized appreciation (depreciation)	53,377	196,599	18,754
Net gain (loss) on investments	138,812	70,598	14,733
Net increase (decrease) in net assets from operations	161,644	294,632	28,620
Contract owner transactions:
Variable annuity deposits	115,982	615,148	87,685
Terminations, withdrawals and annuity payments	(503,900)	(818,434)	(10,897)
Transfers between subaccounts, net	94,469	(479,268)	(3,589)
Maintenance charges and mortality adjustments	(8,142)	(22,031)	(73)
Increase (decrease) in net assets from contract transactions	(301,591)	(704,585)	73,126
Total increase (decrease) in net assets	(139,947)	(409,953)	101,746
Net assets as of December 31, 2020	$2,207,748	$5,584,370	$434,795

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	PIMCO VIT CommodityRealReturn Strategy Administrative	PIMCO VIT CommodityRealReturn Strategy Advisor	PIMCO VIT Emerging Markets Bond
Net assets as of December 31, 2018	$5,238,282	$23,176	$5,305,528
Investment income (loss):
Dividend distributions	129,769	1,349	172,562
Investment Expenses:
Mortality and expense risk and administrative charges	(23,204)	(128)	(34,146)
Net investment income (loss)	106,565	1,221	138,416
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	-
Realized capital gain (loss) on investments	(959,233)	(71)	49,373
Change in unrealized appreciation (depreciation)	1,197,751	2,200	374,608
Net gain (loss) on investments	238,518	2,129	423,981
Net increase (decrease) in net assets from operations	345,083	3,350	562,397
Contract owner transactions:
Variable annuity deposits	166,301	33,975	159,060
Terminations, withdrawals and annuity payments	(391,119)	(117)	(689,185)
Transfers between subaccounts, net	(2,589,726)	1,169	(2,049,423)
Maintenance charges and mortality adjustments	(13,099)	-	(15,790)
Increase (decrease) in net assets from contract transactions	(2,827,643)	35,027	(2,595,338)
Total increase (decrease) in net assets	(2,482,560)	38,377	(2,032,941)
Net assets as of December 31, 2019	$2,755,722	$61,553	$3,272,587
Investment income (loss):
Dividend distributions	198,276	2,229	138,861
Investment Expenses:
Mortality and expense risk and administrative charges	(25,588)	(145)	(28,271)
Net investment income (loss)	172,688	2,084	110,590
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	-
Realized capital gain (loss) on investments	(1,055,756)	(15,160)	(120,682)
Change in unrealized appreciation (depreciation)	232,741	7,547	66,696
Net gain (loss) on investments	(823,015)	(7,613)	(53,986)
Net increase (decrease) in net assets from operations	(650,327)	(5,529)	56,604
Contract owner transactions:
Variable annuity deposits	95,940	-	31,616
Terminations, withdrawals and annuity payments	(341,065)	(152)	(540,580)
Transfers between subaccounts, net	1,140,572	610	70,822
Maintenance charges and mortality adjustments	(13,406)	(33)	(12,289)
Increase (decrease) in net assets from contract transactions	882,041	425	(450,431)
Total increase (decrease) in net assets	231,714	(5,104)	(393,827)
Net assets as of December 31, 2020	$2,987,436	$56,449	$2,878,760

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)	PIMCO VIT Global Managed Asset Allocation	PIMCO VIT High Yield
Net assets as of December 31, 2018	$53,438	$-	$417,210
Investment income (loss):
Dividend distributions	1,296	41	57,851
Investment Expenses:
Mortality and expense risk and administrative charges	(248)	(59)	(12,226)
Net investment income (loss)	1,048	(18)	45,625
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	-
Realized capital gain (loss) on investments	(33)	2	50,806
Change in unrealized appreciation (depreciation)	1,947	953	45,863
Net gain (loss) on investments	1,914	955	96,669
Net increase (decrease) in net assets from operations	2,962	937	142,294
Contract owner transactions:
Variable annuity deposits	-	16,001	7,620
Terminations, withdrawals and annuity payments	(217)	-	(64,720)
Transfers between subaccounts, net	125	-	1,410,368
Maintenance charges and mortality adjustments	(8)	-	(82)
Increase (decrease) in net assets from contract transactions	(100)	16,001	1,353,186
Total increase (decrease) in net assets	2,862	16,938	1,495,480
Net assets as of December 31, 2019	$56,300	$16,938	$1,912,690
Investment income (loss):
Dividend distributions	1,346	1,977	19,204
Investment Expenses:
Mortality and expense risk and administrative charges	(209)	(313)	(3,542)
Net investment income (loss)	1,137	1,664	15,662
Increase (decrease) in net assets from operations:
Capital gain distributions	-	329	-
Realized capital gain (loss) on investments	(32)	9	34,479
Change in unrealized appreciation (depreciation)	4,271	9,787	(13,472)
Net gain (loss) on investments	4,239	10,125	21,007
Net increase (decrease) in net assets from operations	5,376	11,789	36,669
Contract owner transactions:
Variable annuity deposits	-	87,679	100,893
Terminations, withdrawals and annuity payments	(291)	-	(86,520)
Transfers between subaccounts, net	-	-	(1,801,445)
Maintenance charges and mortality adjustments	(21)	(45)	(147)
Increase (decrease) in net assets from contract transactions	(312)	87,634	(1,787,219)
Total increase (decrease) in net assets	5,064	99,423	(1,750,550)
Net assets as of December 31, 2020	$61,364	$116,361	$162,140

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)	PIMCO VIT International Bond Portfolio (Unhedged)	PIMCO VIT Low Duration Administrative (d)
Net assets as of December 31, 2018	$9,878,006	$43,723	$30,621,962
Investment income (loss):
Dividend distributions	163,672	1,067	791,034
Investment Expenses:
Mortality and expense risk and administrative charges	(75,132)	(250)	(297,112)
Net investment income (loss)	88,540	817	493,922
Increase (decrease) in net assets from operations:
Capital gain distributions	72,099	-	-
Realized capital gain (loss) on investments	167,464	(466)	(108,677)
Change in unrealized appreciation (depreciation)	263,562	6,620	463,946
Net gain (loss) on investments	503,125	6,154	355,269
Net increase (decrease) in net assets from operations	591,665	6,971	849,191
Contract owner transactions:
Variable annuity deposits	204,517	1,463	361,867
Terminations, withdrawals and annuity payments	(1,366,620)	(3,433)	(3,721,341)
Transfers between subaccounts, net	(1,534,902)	156,765	(1,541,385)
Maintenance charges and mortality adjustments	(41,648)	(9)	(148,511)
Increase (decrease) in net assets from contract transactions	(2,738,653)	154,786	(5,049,370)
Total increase (decrease) in net assets	(2,146,988)	161,757	(4,200,179)
Net assets as of December 31, 2019	$7,731,018	$205,480	$26,421,783
Investment income (loss):
Dividend distributions	445,626	10,918	336,740
Investment Expenses:
Mortality and expense risk and administrative charges	(58,805)	(757)	(294,381)
Net investment income (loss)	386,821	10,161	42,359
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	-
Realized capital gain (loss) on investments	66,409	(206)	8,335
Change in unrealized appreciation (depreciation)	(125,841)	11,076	464,242
Net gain (loss) on investments	(59,432)	10,870	472,577
Net increase (decrease) in net assets from operations	327,389	21,031	514,936
Contract owner transactions:
Variable annuity deposits	47,154	4,390	602,775
Terminations, withdrawals and annuity payments	(905,898)	(3,417)	(4,389,542)
Transfers between subaccounts, net	236,216	203	7,749,770
Maintenance charges and mortality adjustments	(29,771)	(27)	(155,227)
Increase (decrease) in net assets from contract transactions	(652,299)	1,149	3,807,776
Total increase (decrease) in net assets	(324,910)	22,180	4,322,712
Net assets as of December 31, 2020	$7,406,108	$227,660	$30,744,495

(d) Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	PIMCO VIT Low Duration Advisor	PIMCO VIT Real Return Administrative (d)	PIMCO VIT Real Return Advisor
Net assets as of December 31, 2018	$1,449,761	$25,676,192	$700,508
Investment income (loss):
Dividend distributions	27,750	404,100	8,109
Investment Expenses:
Mortality and expense risk and administrative charges	(5,282)	(222,896)	(2,915)
Net investment income (loss)	22,468	181,204	5,194
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	-
Realized capital gain (loss) on investments	(2,579)	(266,689)	1,313
Change in unrealized appreciation (depreciation)	15,556	1,858,639	44,625
Net gain (loss) on investments	12,977	1,591,950	45,938
Net increase (decrease) in net assets from operations	35,445	1,773,154	51,132
Contract owner transactions:
Variable annuity deposits	123	262,886	276
Terminations, withdrawals and annuity payments	(377,351)	(3,589,624)	(201,939)
Transfers between subaccounts, net	(215,685)	(1,613,965)	(43,119)
Maintenance charges and mortality adjustments	(161)	(125,256)	(81)
Increase (decrease) in net assets from contract transactions	(593,074)	(5,065,959)	(244,863)
Total increase (decrease) in net assets	(557,629)	(3,292,805)	(193,731)
Net assets as of December 31, 2019	$892,132	$22,383,387	$506,777
Investment income (loss):
Dividend distributions	9,818	300,805	4,936
Investment Expenses:
Mortality and expense risk and administrative charges	(3,697)	(197,818)	(2,061)
Net investment income (loss)	6,121	102,987	2,875
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	-
Realized capital gain (loss) on investments	(2,306)	221,785	29,507
Change in unrealized appreciation (depreciation)	12,680	1,733,147	9,589
Net gain (loss) on investments	10,374	1,954,932	39,096
Net increase (decrease) in net assets from operations	16,495	2,057,919	41,971
Contract owner transactions:
Variable annuity deposits	51,298	321,296	-
Terminations, withdrawals and annuity payments	(308,226)	(3,026,979)	(165,139)
Transfers between subaccounts, net	149,105	(346,243)	(105,228)
Maintenance charges and mortality adjustments	(639)	(110,355)	(340)
Increase (decrease) in net assets from contract transactions	(108,462)	(3,162,281)	(270,707)
Total increase (decrease) in net assets	(91,967)	(1,104,362)	(228,736)
Net assets as of December 31, 2020	$800,165	$21,279,025	$278,041

(d) Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	PIMCO VIT Short-Term	PIMCO VIT Total Return Administrative	PIMCO VIT Total Return Advisor
Net assets as of December 31, 2018	$802,561	$15,389,858	$8,274,688
Investment income (loss):
Dividend distributions	21,262	444,851	214,259
Investment Expenses:
Mortality and expense risk and administrative charges	(4,557)	(207,555)	(53,268)
Net investment income (loss)	16,705	237,296	160,991
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	-
Realized capital gain (loss) on investments	(4,193)	(13,120)	2,969
Change in unrealized appreciation (depreciation)	4,226	767,161	322,637
Net gain (loss) on investments	33	754,041	325,606
Net increase (decrease) in net assets from operations	16,738	991,337	486,597
Contract owner transactions:
Variable annuity deposits	956,640	110,201	1,238,741
Terminations, withdrawals and annuity payments	(65,672)	(1,750,596)	(1,080,691)
Transfers between subaccounts, net	(387,879)	(651,497)	(579,900)
Maintenance charges and mortality adjustments	(88)	(91,367)	(24,374)
Increase (decrease) in net assets from contract transactions	503,001	(2,383,259)	(446,224)
Total increase (decrease) in net assets	519,739	(1,391,922)	40,373
Net assets as of December 31, 2019	$1,322,300	$13,997,936	$8,315,061
Investment income (loss):
Dividend distributions	9,411	301,683	234,546
Investment Expenses:
Mortality and expense risk and administrative charges	(3,879)	(198,350)	(81,346)
Net investment income (loss)	5,532	103,333	153,200
Increase (decrease) in net assets from operations:
Capital gain distributions	-	147,620	125,919
Realized capital gain (loss) on investments	(46,558)	164,671	282,363
Change in unrealized appreciation (depreciation)	5,321	490,337	267,148
Net gain (loss) on investments	(41,237)	802,628	675,430
Net increase (decrease) in net assets from operations	(35,705)	905,961	828,630
Contract owner transactions:
Variable annuity deposits	90,116	81,743	746,932
Terminations, withdrawals and annuity payments	(851,267)	(1,257,849)	(1,301,479)
Transfers between subaccounts, net	(135,493)	753,931	2,918,170
Maintenance charges and mortality adjustments	(347)	(89,748)	(42,498)
Increase (decrease) in net assets from contract transactions	(896,991)	(511,923)	2,321,125
Total increase (decrease) in net assets	(932,696)	394,038	3,149,755
Net assets as of December 31, 2020	$389,604	$14,391,974	$11,464,816

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Pioneer Bond VCT	Pioneer Equity Income VCT	Pioneer High Yield VCT
Net assets as of December 31, 2018	$986,106	$121,520	$-
Investment income (loss):
Dividend distributions	49,508	3,723	3,082
Investment Expenses:
Mortality and expense risk and administrative charges	(18,851)	(902)	(433)
Net investment income (loss)	30,657	2,821	2,649
Increase (decrease) in net assets from operations:
Capital gain distributions	-	64,906	-
Realized capital gain (loss) on investments	978	(30,583)	2,823
Change in unrealized appreciation (depreciation)	83,212	(7,392)	2,081
Net gain (loss) on investments	84,190	26,931	4,904
Net increase (decrease) in net assets from operations	114,847	29,752	7,553
Contract owner transactions:
Variable annuity deposits	801,591	18,300	-
Terminations, withdrawals and annuity payments	(36,152)	(1,454)	(34,124)
Transfers between subaccounts, net	206,858	3,824	145,088
Maintenance charges and mortality adjustments	-	(70)	-
Increase (decrease) in net assets from contract transactions	972,297	20,600	110,964
Total increase (decrease) in net assets	1,087,144	50,352	118,517
Net assets as of December 31, 2019	$2,073,250	$171,872	$118,517
Investment income (loss):
Dividend distributions	15,722	2,947	809
Investment Expenses:
Mortality and expense risk and administrative charges	(4,932)	(638)	(119)
Net investment income (loss)	10,790	2,309	690
Increase (decrease) in net assets from operations:
Capital gain distributions	-	4,751	-
Realized capital gain (loss) on investments	93,630	(12,331)	(3,448)
Change in unrealized appreciation (depreciation)	(52,406)	1,204	(2,081)
Net gain (loss) on investments	41,224	(6,376)	(5,529)
Net increase (decrease) in net assets from operations	52,014	(4,067)	(4,839)
Contract owner transactions:
Variable annuity deposits	18,000	-	247
Terminations, withdrawals and annuity payments	(7,718)	-	(1,168)
Transfers between subaccounts, net	(1,982,239)	(33,465)	(112,757)
Maintenance charges and mortality adjustments	(118)	(160)	-
Increase (decrease) in net assets from contract transactions	(1,972,075)	(33,625)	(113,678)
Total increase (decrease) in net assets	(1,920,061)	(37,692)	(118,517)
Net assets as of December 31, 2020	$153,189	$134,180	$-

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Pioneer Real Estate Shares VCT	Pioneer Strategic Income	Pioneer Strategic Income VCT
Net assets as of December 31, 2018	$17,654	$77,455	$277,640
Investment income (loss):
Dividend distributions	625	2,344	26,664
Investment Expenses:
Mortality and expense risk and administrative charges	(233)	(719)	(12,102)
Net investment income (loss)	392	1,625	14,562
Increase (decrease) in net assets from operations:
Capital gain distributions	5,967	-	-
Realized capital gain (loss) on investments	(177)	229	701
Change in unrealized appreciation (depreciation)	(996)	5,123	47,201
Net gain (loss) on investments	4,794	5,352	47,902
Net increase (decrease) in net assets from operations	5,186	6,977	62,464
Contract owner transactions:
Variable annuity deposits	27,590	3,577	498,348
Terminations, withdrawals and annuity payments	(286)	(12,022)	(15,931)
Transfers between subaccounts, net	265	(115)	314,298
Maintenance charges and mortality adjustments	(47)	(392)	-
Increase (decrease) in net assets from contract transactions	27,522	(8,952)	796,715
Total increase (decrease) in net assets	32,708	(1,975)	859,179
Net assets as of December 31, 2019	$50,362	$75,480	$1,136,819
Investment income (loss):
Dividend distributions	490	2,252	8,523
Investment Expenses:
Mortality and expense risk and administrative charges	(266)	(589)	(3,246)
Net investment income (loss)	224	1,663	5,277
Increase (decrease) in net assets from operations:
Capital gain distributions	10,806	-	290
Realized capital gain (loss) on investments	(13,904)	(165)	48,173
Change in unrealized appreciation (depreciation)	(4,127)	1,487	(39,333)
Net gain (loss) on investments	(7,225)	1,322	9,130
Net increase (decrease) in net assets from operations	(7,001)	2,985	14,407
Contract owner transactions:
Variable annuity deposits	108	2,753	-
Terminations, withdrawals and annuity payments	(1,468)	(16,934)	(19,809)
Transfers between subaccounts, net	(21,881)	(3,765)	(1,049,726)
Maintenance charges and mortality adjustments	(48)	(339)	(39)
Increase (decrease) in net assets from contract transactions	(23,289)	(18,285)	(1,069,574)
Total increase (decrease) in net assets	(30,290)	(15,300)	(1,055,167)
Net assets as of December 31, 2020	$20,072	$60,180	$81,652

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Power Income VIT	Probabilities Fund	Putnam VT Diversified Income
Net assets as of December 31, 2018	$321,943	$1,800,432	$303,542
Investment income (loss):
Dividend distributions	4,734	-	15,637
Investment Expenses:
Mortality and expense risk and administrative charges	(908)	(16,065)	(4,571)
Net investment income (loss)	3,826	(16,065)	11,066
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	-
Realized capital gain (loss) on investments	(6,924)	(40,384)	151
Change in unrealized appreciation (depreciation)	19,103	615,900	30,936
Net gain (loss) on investments	12,179	575,516	31,087
Net increase (decrease) in net assets from operations	16,005	559,451	42,153
Contract owner transactions:
Variable annuity deposits	3	-	64,435
Terminations, withdrawals and annuity payments	(139,410)	(135,022)	(39,240)
Transfers between subaccounts, net	-	51,863	110,801
Maintenance charges and mortality adjustments	-	(790)	-
Increase (decrease) in net assets from contract transactions	(139,407)	(83,949)	135,996
Total increase (decrease) in net assets	(123,402)	475,502	178,149
Net assets as of December 31, 2019	$198,541	$2,275,934	$481,691
Investment income (loss):
Dividend distributions	1,195	-	22,805
Investment Expenses:
Mortality and expense risk and administrative charges	(526)	(15,029)	(1,906)
Net investment income (loss)	669	(15,029)	20,899
Increase (decrease) in net assets from operations:
Capital gain distributions	-	120,996	-
Realized capital gain (loss) on investments	(13,435)	(37,121)	(1,548)
Change in unrealized appreciation (depreciation)	(2,660)	(192,978)	(30,650)
Net gain (loss) on investments	(16,095)	(109,103)	(32,198)
Net increase (decrease) in net assets from operations	(15,426)	(124,132)	(11,299)
Contract owner transactions:
Variable annuity deposits	-	907,139	-
Terminations, withdrawals and annuity payments	-	(174,514)	(4,788)
Transfers between subaccounts, net	(123,916)	454,276	(178,447)
Maintenance charges and mortality adjustments	(39)	(1,688)	(175)
Increase (decrease) in net assets from contract transactions	(123,955)	1,185,213	(183,410)
Total increase (decrease) in net assets	(139,381)	1,061,081	(194,709)
Net assets as of December 31, 2020	$59,160	$3,337,015	$286,982

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Putnam VT Equity Income	Putnam VT Global Asset Allocation	Putnam VT Growth Opportunities
Net assets as of December 31, 2018	$618,745	$10,851	$94,516
Investment income (loss):
Dividend distributions	12,965	169	178
Investment Expenses:
Mortality and expense risk and administrative charges	(4,749)	(173)	(512)
Net investment income (loss)	8,216	(4)	(334)
Increase (decrease) in net assets from operations:
Capital gain distributions	55,404	360	18,004
Realized capital gain (loss) on investments	2,856	(2)	834
Change in unrealized appreciation (depreciation)	103,648	1,321	7,309
Net gain (loss) on investments	161,908	1,679	26,147
Net increase (decrease) in net assets from operations	170,124	1,675	25,813
Contract owner transactions:
Variable annuity deposits	52,208	-	-
Terminations, withdrawals and annuity payments	(48,682)	-	(9,089)
Transfers between subaccounts, net	18,990	-	(111,240)
Maintenance charges and mortality adjustments	-	-	-
Increase (decrease) in net assets from contract transactions	22,516	-	(120,329)
Total increase (decrease) in net assets	192,640	1,675	(94,516)
Net assets as of December 31, 2019	$811,385	$12,526	$-
Investment income (loss):
Dividend distributions	11,947	228	-
Investment Expenses:
Mortality and expense risk and administrative charges	(5,197)	(182)	(638)
Net investment income (loss)	6,750	46	(638)
Increase (decrease) in net assets from operations:
Capital gain distributions	48,104	234	1
Realized capital gain (loss) on investments	4,180	1	25,600
Change in unrealized appreciation (depreciation)	10,201	1,058	63,846
Net gain (loss) on investments	62,485	1,293	89,447
Net increase (decrease) in net assets from operations	69,235	1,339	88,809
Contract owner transactions:
Variable annuity deposits	43,999	-	5
Terminations, withdrawals and annuity payments	(31,491)	-	(5,633)
Transfers between subaccounts, net	24,644	-	347,084
Maintenance charges and mortality adjustments	(517)	-	(222)
Increase (decrease) in net assets from contract transactions	36,635	-	341,234
Total increase (decrease) in net assets	105,870	1,339	430,043
Net assets as of December 31, 2020	$917,255	$13,865	$430,043

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Putnam VT High Yield	Putnam VT Income	Putnam VT Multi-Asset Absolute Return
Net assets as of December 31, 2018	$747,295	$25,130	$607,793
Investment income (loss):
Dividend distributions	46,254	7,278	-
Investment Expenses:
Mortality and expense risk and administrative charges	(8,304)	(3,649)	(7,086)
Net investment income (loss)	37,950	3,629	(7,086)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	1,601	-
Realized capital gain (loss) on investments	(1,142)	9,751	(9,391)
Change in unrealized appreciation (depreciation)	58,264	9,339	44,256
Net gain (loss) on investments	57,122	20,691	34,865
Net increase (decrease) in net assets from operations	95,072	24,320	27,779
Contract owner transactions:
Variable annuity deposits	-	74,465	195,164
Terminations, withdrawals and annuity payments	(90,545)	(5,109)	(264,474)
Transfers between subaccounts, net	(142)	198,043	15,996
Maintenance charges and mortality adjustments	-	(2)	-
Increase (decrease) in net assets from contract transactions	(90,687)	267,397	(53,314)
Total increase (decrease) in net assets	4,385	291,717	(25,535)
Net assets as of December 31, 2019	$751,680	$316,847	$582,258
Investment income (loss):
Dividend distributions	39,465	92,238	-
Investment Expenses:
Mortality and expense risk and administrative charges	(7,194)	(21,061)	(4,138)
Net investment income (loss)	32,271	71,177	(4,138)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	17,118	-
Realized capital gain (loss) on investments	(5,808)	(53,180)	(9,543)
Change in unrealized appreciation (depreciation)	(2,864)	17,786	(26,098)
Net gain (loss) on investments	(8,672)	(18,276)	(35,641)
Net increase (decrease) in net assets from operations	23,599	52,901	(39,779)
Contract owner transactions:
Variable annuity deposits	-	341,875	1,853
Terminations, withdrawals and annuity payments	(46,893)	(63,078)	(167,116)
Transfers between subaccounts, net	-	1,329,203	45,533
Maintenance charges and mortality adjustments	(236)	(1,471)	(210)
Increase (decrease) in net assets from contract transactions	(47,129)	1,606,529	(119,940)
Total increase (decrease) in net assets	(23,530)	1,659,430	(159,719)
Net assets as of December 31, 2020	$728,150	$1,976,277	$422,539

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Putnam VT Multi-Cap Core	Putnam VT Small Cap Growth	Putnam VT Small Cap Value
Net assets as of December 31, 2018	$122,967	$15,881	$342,060
Investment income (loss):
Dividend distributions	1,551	-	806
Investment Expenses:
Mortality and expense risk and administrative charges	(645)	(287)	(1,366)
Net investment income (loss)	906	(287)	(560)
Increase (decrease) in net assets from operations:
Capital gain distributions	14,483	2,305	12,995
Realized capital gain (loss) on investments	67	(55)	(69,662)
Change in unrealized appreciation (depreciation)	23,020	3,671	119,300
Net gain (loss) on investments	37,570	5,921	62,633
Net increase (decrease) in net assets from operations	38,476	5,634	62,073
Contract owner transactions:
Variable annuity deposits	-	-	8,705
Terminations, withdrawals and annuity payments	(97)	-	(18,031)
Transfers between subaccounts, net	7,208	(7)	(238,562)
Maintenance charges and mortality adjustments	(503)	(70)	(645)
Increase (decrease) in net assets from contract transactions	6,608	(77)	(248,533)
Total increase (decrease) in net assets	45,084	5,557	(186,460)
Net assets as of December 31, 2019	$168,051	$21,438	$155,600
Investment income (loss):
Dividend distributions	-	-	1,331
Investment Expenses:
Mortality and expense risk and administrative charges	(161)	(373)	(992)
Net investment income (loss)	(161)	(373)	339
Increase (decrease) in net assets from operations:
Capital gain distributions	-	945	-
Realized capital gain (loss) on investments	(31,379)	691	(11,127)
Change in unrealized appreciation (depreciation)	(20,797)	10,023	19,032
Net gain (loss) on investments	(52,176)	11,659	7,905
Net increase (decrease) in net assets from operations	(52,337)	11,286	8,244
Contract owner transactions:
Variable annuity deposits	-	-	7,311
Terminations, withdrawals and annuity payments	(211)	(4)	(5,203)
Transfers between subaccounts, net	(115,418)	(1,384)	1,524
Maintenance charges and mortality adjustments	(85)	(84)	(498)
Increase (decrease) in net assets from contract transactions	(115,714)	(1,472)	3,134
Total increase (decrease) in net assets	(168,051)	9,814	11,378
Net assets as of December 31, 2020	$-	$31,252	$166,978

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Redwood Managed Volatility	Royce Micro-Cap	Royce Opportunity
Net assets as of December 31, 2018	$2,853,427	$4,645,697	$1,757,371
Investment income (loss):
Dividend distributions	15,096	-	-
Investment Expenses:
Mortality and expense risk and administrative charges	(25,682)	(35,456)	(19,715)
Net investment income (loss)	(10,586)	(35,456)	(19,715)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	368,087	38,917
Realized capital gain (loss) on investments	(63,274)	(197,900)	(44,157)
Change in unrealized appreciation (depreciation)	226,191	629,663	516,581
Net gain (loss) on investments	162,917	799,850	511,341
Net increase (decrease) in net assets from operations	152,331	764,394	491,626
Contract owner transactions:
Variable annuity deposits	-	278,978	81,487
Terminations, withdrawals and annuity payments	(474,381)	(805,287)	(222,340)
Transfers between subaccounts, net	(1,317,548)	(715,361)	403,086
Maintenance charges and mortality adjustments	-	(20,057)	(4,615)
Increase (decrease) in net assets from contract transactions	(1,791,929)	(1,261,727)	257,618
Total increase (decrease) in net assets	(1,639,598)	(497,333)	749,244
Net assets as of December 31, 2019	$1,213,829	$4,148,364	$2,506,615
Investment income (loss):
Dividend distributions	19,126	-	-
Investment Expenses:
Mortality and expense risk and administrative charges	(9,072)	(32,891)	(19,779)
Net investment income (loss)	10,054	(32,891)	(19,779)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	51,619	-
Realized capital gain (loss) on investments	13,510	(1,000,725)	(81,016)
Change in unrealized appreciation (depreciation)	34,579	890,383	777,354
Net gain (loss) on investments	48,089	(58,723)	696,338
Net increase (decrease) in net assets from operations	58,143	(91,614)	676,559
Contract owner transactions:
Variable annuity deposits	-	193,350	82,451
Terminations, withdrawals and annuity payments	(69,176)	(397,658)	(172,569)
Transfers between subaccounts, net	(690,213)	161,882	52,194
Maintenance charges and mortality adjustments	(147)	(17,813)	(3,531)
Increase (decrease) in net assets from contract transactions	(759,536)	(60,239)	(41,455)
Total increase (decrease) in net assets	(701,393)	(151,853)	635,104
Net assets as of December 31, 2020	$512,436	$3,996,511	$3,141,719

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Royce Small-Cap Value	Rydex VIF Banking	Rydex VIF Basic Materials
Net assets as of December 31, 2018	$1,388,227	$1,178,828	$1,796,682
Investment income (loss):
Dividend distributions	7,404	12,136	-
Investment Expenses:
Mortality and expense risk and administrative charges	(12,029)	(13,574)	(23,330)
Net investment income (loss)	(4,625)	(1,438)	(23,330)
Increase (decrease) in net assets from operations:
Capital gain distributions	32,384	-	82,679
Realized capital gain (loss) on investments	(38,315)	(24,514)	(1,407)
Change in unrealized appreciation (depreciation)	229,787	325,658	266,881
Net gain (loss) on investments	223,856	301,144	348,153
Net increase (decrease) in net assets from operations	219,231	299,706	324,823
Contract owner transactions:
Variable annuity deposits	46,114	3,957	1,445
Terminations, withdrawals and annuity payments	(152,919)	(93,767)	(280,840)
Transfers between subaccounts, net	(228,678)	7,953	(160,271)
Maintenance charges and mortality adjustments	(3,487)	(6,529)	(10,318)
Increase (decrease) in net assets from contract transactions	(338,970)	(88,386)	(449,984)
Total increase (decrease) in net assets	(119,739)	211,320	(125,161)
Net assets as of December 31, 2019	$1,268,488	$1,390,148	$1,671,521
Investment income (loss):
Dividend distributions	17,810	4,958	19,691
Investment Expenses:
Mortality and expense risk and administrative charges	(8,359)	(7,116)	(20,446)
Net investment income (loss)	9,451	(2,158)	(755)
Increase (decrease) in net assets from operations:
Capital gain distributions	21,917	-	12,607
Realized capital gain (loss) on investments	(79,806)	(218,084)	15,461
Change in unrealized appreciation (depreciation)	(74,841)	(89,327)	270,252
Net gain (loss) on investments	(132,730)	(307,411)	298,320
Net increase (decrease) in net assets from operations	(123,279)	(309,569)	297,565
Contract owner transactions:
Variable annuity deposits	35,954	-	100,294
Terminations, withdrawals and annuity payments	(84,284)	(356,902)	(186,094)
Transfers between subaccounts, net	(42,288)	(164,908)	537,527
Maintenance charges and mortality adjustments	(2,491)	(3,563)	(8,411)
Increase (decrease) in net assets from contract transactions	(93,109)	(525,373)	443,316
Total increase (decrease) in net assets	(216,388)	(834,942)	740,881
Net assets as of December 31, 2020	$1,052,100	$555,206	$2,412,402

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Rydex VIF Biotechnology	Rydex VIF Commodities Strategy	Rydex VIF Consumer Products
Net assets as of December 31, 2018	$3,041,286	$460,996	$1,723,283
Investment income (loss):
Dividend distributions	-	3,692	16,671
Investment Expenses:
Mortality and expense risk and administrative charges	(37,928)	(3,505)	(23,042)
Net investment income (loss)	(37,928)	187	(6,371)
Increase (decrease) in net assets from operations:
Capital gain distributions	81,313	-	4,027
Realized capital gain (loss) on investments	41,479	(50,592)	3,242
Change in unrealized appreciation (depreciation)	507,540	98,667	331,673
Net gain (loss) on investments	630,332	48,075	338,942
Net increase (decrease) in net assets from operations	592,404	48,262	332,571
Contract owner transactions:
Variable annuity deposits	53,850	268	4,381
Terminations, withdrawals and annuity payments	(482,610)	(30,999)	(208,538)
Transfers between subaccounts, net	(257,987)	(260,599)	(105,116)
Maintenance charges and mortality adjustments	(18,519)	(1,446)	(11,012)
Increase (decrease) in net assets from contract transactions	(705,266)	(292,776)	(320,285)
Total increase (decrease) in net assets	(112,862)	(244,514)	12,286
Net assets as of December 31, 2019	$2,928,424	$216,482	$1,735,569
Investment income (loss):
Dividend distributions	-	1,643	15,067
Investment Expenses:
Mortality and expense risk and administrative charges	(39,493)	(2,209)	(22,136)
Net investment income (loss)	(39,493)	(566)	(7,069)
Increase (decrease) in net assets from operations:
Capital gain distributions	261,859	-	23,557
Realized capital gain (loss) on investments	209,088	(27,308)	1,602
Change in unrealized appreciation (depreciation)	236,543	(6,936)	89,651
Net gain (loss) on investments	707,490	(34,244)	114,810
Net increase (decrease) in net assets from operations	667,997	(34,810)	107,741
Contract owner transactions:
Variable annuity deposits	12,412	339	34,987
Terminations, withdrawals and annuity payments	(291,921)	(8,024)	(108,892)
Transfers between subaccounts, net	(11,793)	95,429	1,170,528
Maintenance charges and mortality adjustments	(19,369)	(950)	(9,100)
Increase (decrease) in net assets from contract transactions	(310,671)	86,794	1,087,523
Total increase (decrease) in net assets	357,326	51,984	1,195,264
Net assets as of December 31, 2020	$3,285,750	$268,466	$2,930,833

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Rydex VIF Dow 2x Strategy (d)	Rydex VIF Electronics	Rydex VIF Energy
Net assets as of December 31, 2018	$2,122,376	$519,422	$1,354,441
Investment income (loss):
Dividend distributions	21,043	-	2,686
Investment Expenses:
Mortality and expense risk and administrative charges	(30,584)	(8,533)	(16,344)
Net investment income (loss)	(9,541)	(8,533)	(13,658)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	8,509	-
Realized capital gain (loss) on investments	213,244	38,247	(186,296)
Change in unrealized appreciation (depreciation)	824,876	246,345	283,423
Net gain (loss) on investments	1,038,120	293,101	97,127
Net increase (decrease) in net assets from operations	1,028,579	284,568	83,469
Contract owner transactions:
Variable annuity deposits	10,503	660	37,399
Terminations, withdrawals and annuity payments	(432,909)	(139,327)	(212,706)
Transfers between subaccounts, net	(413,475)	280,090	(175,499)
Maintenance charges and mortality adjustments	(12,136)	(5,566)	(8,688)
Increase (decrease) in net assets from contract transactions	(848,017)	135,857	(359,494)
Total increase (decrease) in net assets	180,562	420,425	(276,025)
Net assets as of December 31, 2019	$2,302,938	$939,847	$1,078,416
Investment income (loss):
Dividend distributions	19,451	-	15,727
Investment Expenses:
Mortality and expense risk and administrative charges	(25,060)	(9,410)	(13,637)
Net investment income (loss)	(5,609)	(9,410)	2,090
Increase (decrease) in net assets from operations:
Capital gain distributions	282,683	11,312	-
Realized capital gain (loss) on investments	(605,608)	78,298	(339,206)
Change in unrealized appreciation (depreciation)	(93,483)	236,969	74,672
Net gain (loss) on investments	(416,408)	326,579	(264,534)
Net increase (decrease) in net assets from operations	(422,017)	317,169	(262,444)
Contract owner transactions:
Variable annuity deposits	3,670	9,074	32,019
Terminations, withdrawals and annuity payments	(239,472)	(119,704)	(128,248)
Transfers between subaccounts, net	215,642	(96,217)	542,960
Maintenance charges and mortality adjustments	(8,951)	(5,880)	(5,172)
Increase (decrease) in net assets from contract transactions	(29,111)	(212,727)	441,559
Total increase (decrease) in net assets	(451,128)	104,442	179,115
Net assets as of December 31, 2020	$1,851,810	$1,044,289	$1,257,531

(d) Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Rydex VIF Energy Services	Rydex VIF Europe 1.25x Strategy (d)	Rydex VIF Financial Services
Net assets as of December 31, 2018	$1,073,955	$632,660	$1,030,977
Investment income (loss):
Dividend distributions	-	7,803	9,222
Investment Expenses:
Mortality and expense risk and administrative charges	(11,347)	(9,109)	(13,187)
Net investment income (loss)	(11,347)	(1,306)	(3,965)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	43,099
Realized capital gain (loss) on investments	(703,013)	1,854	46,843
Change in unrealized appreciation (depreciation)	637,880	159,440	185,818
Net gain (loss) on investments	(65,133)	161,294	275,760
Net increase (decrease) in net assets from operations	(76,480)	159,988	271,795
Contract owner transactions:
Variable annuity deposits	2,430	3	6,552
Terminations, withdrawals and annuity payments	(70,417)	(116,551)	(111,874)
Transfers between subaccounts, net	(571,015)	47,159	137,604
Maintenance charges and mortality adjustments	(4,141)	(3,988)	(5,064)
Increase (decrease) in net assets from contract transactions	(643,143)	(73,377)	27,218
Total increase (decrease) in net assets	(719,623)	86,611	299,013
Net assets as of December 31, 2019	$354,332	$719,271	$1,329,990
Investment income (loss):
Dividend distributions	3,594	10,459	7,209
Investment Expenses:
Mortality and expense risk and administrative charges	(4,533)	(7,309)	(10,723)
Net investment income (loss)	(939)	3,150	(3,514)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	27,145
Realized capital gain (loss) on investments	(147,935)	(18,138)	(59,374)
Change in unrealized appreciation (depreciation)	71,302	(3,060)	8,700
Net gain (loss) on investments	(76,633)	(21,198)	(23,529)
Net increase (decrease) in net assets from operations	(77,572)	(18,048)	(27,043)
Contract owner transactions:
Variable annuity deposits	17,583	56	106,219
Terminations, withdrawals and annuity payments	(45,446)	(51,304)	(135,104)
Transfers between subaccounts, net	185,303	(10,677)	609,710
Maintenance charges and mortality adjustments	(1,495)	(3,108)	(4,481)
Increase (decrease) in net assets from contract transactions	155,945	(65,033)	576,344
Total increase (decrease) in net assets	78,373	(83,081)	549,301
Net assets as of December 31, 2020	$432,705	$636,190	$1,879,291

(d) Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Rydex VIF Government Long Bond 1.2x Strategy (d)	Rydex VIF Health Care	Rydex VIF High Yield Strategy
Net assets as of December 31, 2018	$928,989	$4,518,730	$194,521
Investment income (loss):
Dividend distributions	11,469	-	38,979
Investment Expenses:
Mortality and expense risk and administrative charges	(12,169)	(48,465)	(14,703)
Net investment income (loss)	(700)	(48,465)	24,276
Increase (decrease) in net assets from operations:
Capital gain distributions	-	71,067	-
Realized capital gain (loss) on investments	156,998	172,670	28,055
Change in unrealized appreciation (depreciation)	(13,981)	516,133	31,800
Net gain (loss) on investments	143,017	759,870	59,855
Net increase (decrease) in net assets from operations	142,317	711,405	84,131
Contract owner transactions:
Variable annuity deposits	21,971	5,562	-
Terminations, withdrawals and annuity payments	(310,375)	(533,349)	(69,481)
Transfers between subaccounts, net	103,191	(1,189,266)	3,180,801
Maintenance charges and mortality adjustments	(6,631)	(23,770)	(3,628)
Increase (decrease) in net assets from contract transactions	(191,844)	(1,740,823)	3,107,692
Total increase (decrease) in net assets	(49,527)	(1,029,418)	3,191,823
Net assets as of December 31, 2019	$879,462	$3,489,312	$3,386,344
Investment income (loss):
Dividend distributions	1,957	-	1,394
Investment Expenses:
Mortality and expense risk and administrative charges	(20,203)	(45,641)	(3,360)
Net investment income (loss)	(18,246)	(45,641)	(1,966)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	104,591	112
Realized capital gain (loss) on investments	176,061	144,181	33,353
Change in unrealized appreciation (depreciation)	92,929	441,101	(27,693)
Net gain (loss) on investments	268,990	689,873	5,772
Net increase (decrease) in net assets from operations	250,744	644,232	3,806
Contract owner transactions:
Variable annuity deposits	29,235	12,813	-
Terminations, withdrawals and annuity payments	(240,945)	(236,153)	(2,221)
Transfers between subaccounts, net	449,536	902,567	(3,364,791)
Maintenance charges and mortality adjustments	(5,804)	(22,439)	(19)
Increase (decrease) in net assets from contract transactions	232,022	656,788	(3,367,031)
Total increase (decrease) in net assets	482,766	1,301,020	(3,363,225)
Net assets as of December 31, 2020	$1,362,228	$4,790,332	$23,119

(d) Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Rydex VIF Internet	Rydex VIF Inverse Dow 2x Strategy (d)	Rydex VIF Inverse Government Long Bond Strategy (d)
Net assets as of December 31, 2018	$2,076,324	$289,726	$676,145
Investment income (loss):
Dividend distributions	-	-	-
Investment Expenses:
Mortality and expense risk and administrative charges	(31,070)	(2,748)	(4,899)
Net investment income (loss)	(31,070)	(2,748)	(4,899)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	-
Realized capital gain (loss) on investments	132,331	(98,439)	(31,966)
Change in unrealized appreciation (depreciation)	378,395	(4,107)	(32,824)
Net gain (loss) on investments	510,726	(102,546)	(64,790)
Net increase (decrease) in net assets from operations	479,656	(105,294)	(69,689)
Contract owner transactions:
Variable annuity deposits	106,800	6,559	205
Terminations, withdrawals and annuity payments	(515,910)	(118,550)	(33,414)
Transfers between subaccounts, net	188,192	59,063	(208,248)
Maintenance charges and mortality adjustments	(15,056)	(4,760)	(1,610)
Increase (decrease) in net assets from contract transactions	(235,974)	(57,688)	(243,067)
Total increase (decrease) in net assets	243,682	(162,982)	(312,756)
Net assets as of December 31, 2019	$2,320,006	$126,744	$363,389
Investment income (loss):
Dividend distributions	-	4,916	691
Investment Expenses:
Mortality and expense risk and administrative charges	(26,987)	(4,651)	(3,060)
Net investment income (loss)	(26,987)	265	(2,369)
Increase (decrease) in net assets from operations:
Capital gain distributions	31,295	-	-
Realized capital gain (loss) on investments	318,557	(480,635)	(88,764)
Change in unrealized appreciation (depreciation)	580,243	(112,637)	8,360
Net gain (loss) on investments	930,095	(593,272)	(80,404)
Net increase (decrease) in net assets from operations	903,108	(593,007)	(82,773)
Contract owner transactions:
Variable annuity deposits	47,879	330	577
Terminations, withdrawals and annuity payments	(237,890)	(132,430)	(18,616)
Transfers between subaccounts, net	171,641	864,087	(8,463)
Maintenance charges and mortality adjustments	(13,540)	(1,294)	(1,010)
Increase (decrease) in net assets from contract transactions	(31,910)	730,693	(27,512)
Total increase (decrease) in net assets	871,198	137,686	(110,285)
Net assets as of December 31, 2020	$3,191,204	$264,430	$253,104

(d) Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Rydex VIF Inverse Mid-Cap Strategy (d)	Rydex VIF Inverse NASDAQ-100® Strategy (d)	Rydex VIF Inverse Russell 2000® Strategy (d)
Net assets as of December 31, 2018	$12,075	$114,538	$90,188
Investment income (loss):
Dividend distributions	43	662	385
Investment Expenses:
Mortality and expense risk and administrative charges	(199)	(1,785)	(625)
Net investment income (loss)	(156)	(1,123)	(240)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	-
Realized capital gain (loss) on investments	(1,949)	(7,115)	(10,908)
Change in unrealized appreciation (depreciation)	(1,142)	(9,382)	(4,347)
Net gain (loss) on investments	(3,091)	(16,497)	(15,255)
Net increase (decrease) in net assets from operations	(3,247)	(17,620)	(15,495)
Contract owner transactions:
Variable annuity deposits	4,086	7,157	183
Terminations, withdrawals and annuity payments	(2,761)	(6,431)	(6,370)
Transfers between subaccounts, net	380	(32,712)	(40,076)
Maintenance charges and mortality adjustments	(109)	(1,034)	(328)
Increase (decrease) in net assets from contract transactions	1,596	(33,020)	(46,591)
Total increase (decrease) in net assets	(1,651)	(50,640)	(62,086)
Net assets as of December 31, 2019	$10,424	$63,898	$28,102
Investment income (loss):
Dividend distributions	100	4,887	871
Investment Expenses:
Mortality and expense risk and administrative charges	(155)	(1,179)	(1,271)
Net investment income (loss)	(55)	3,708	(400)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	-
Realized capital gain (loss) on investments	(730)	(152,555)	(42,802)
Change in unrealized appreciation (depreciation)	(1,294)	(751)	(46,485)
Net gain (loss) on investments	(2,024)	(153,306)	(89,287)
Net increase (decrease) in net assets from operations	(2,079)	(149,598)	(89,687)
Contract owner transactions:
Variable annuity deposits	-	106,449	109
Terminations, withdrawals and annuity payments	(917)	(192,069)	(4,874)
Transfers between subaccounts, net	1,006	223,081	137,232
Maintenance charges and mortality adjustments	(72)	(475)	(930)
Increase (decrease) in net assets from contract transactions	17	136,986	131,537
Total increase (decrease) in net assets	(2,062)	(12,612)	41,850
Net assets as of December 31, 2020	$8,362	$51,286	$69,952

(d) Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Rydex VIF Inverse S&P 500 Strategy (d)	Rydex VIF Japan 2x Strategy (d)	Rydex VIF Leisure
Net assets as of December 31, 2018	$176,961	$431,332	$552,940
Investment income (loss):
Dividend distributions	2,536	6,439	1,664
Investment Expenses:
Mortality and expense risk and administrative charges	(2,933)	(6,026)	(7,288)
Net investment income (loss)	(397)	413	(5,624)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	6,663
Realized capital gain (loss) on investments	(8,100)	(38,549)	10,968
Change in unrealized appreciation (depreciation)	(25,041)	180,854	119,119
Net gain (loss) on investments	(33,141)	142,305	136,750
Net increase (decrease) in net assets from operations	(33,538)	142,718	131,126
Contract owner transactions:
Variable annuity deposits	8	262	751
Terminations, withdrawals and annuity payments	(17,809)	(52,459)	(37,957)
Transfers between subaccounts, net	79,556	59,351	(146,367)
Maintenance charges and mortality adjustments	(865)	(3,957)	(3,604)
Increase (decrease) in net assets from contract transactions	60,890	3,197	(187,177)
Total increase (decrease) in net assets	27,352	145,915	(56,051)
Net assets as of December 31, 2019	$204,313	$577,247	$496,889
Investment income (loss):
Dividend distributions	4,265	5,153	-
Investment Expenses:
Mortality and expense risk and administrative charges	(3,289)	(5,952)	(5,131)
Net investment income (loss)	976	(799)	(5,131)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	17,240
Realized capital gain (loss) on investments	(109,165)	18,552	2,301
Change in unrealized appreciation (depreciation)	(16,074)	143,231	46,167
Net gain (loss) on investments	(125,239)	161,783	65,708
Net increase (decrease) in net assets from operations	(124,263)	160,984	60,577
Contract owner transactions:
Variable annuity deposits	189	3,177	1,480
Terminations, withdrawals and annuity payments	(192,662)	(29,505)	(64,909)
Transfers between subaccounts, net	298,718	(217,445)	(19,894)
Maintenance charges and mortality adjustments	(1,435)	(4,063)	(3,071)
Increase (decrease) in net assets from contract transactions	104,810	(247,836)	(86,394)
Total increase (decrease) in net assets	(19,453)	(86,852)	(25,817)
Net assets as of December 31, 2020	$184,860	$490,395	$471,072

(d) Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Rydex VIF Mid-Cap 1.5x Strategy (d)	Rydex VIF NASDAQ-100®	Rydex VIF NASDAQ-100® 2x Strategy (d)
Net assets as of December 31, 2018	$1,693,603	$5,121,966	$10,921,698
Investment income (loss):
Dividend distributions	12,316	7,793	24,093
Investment Expenses:
Mortality and expense risk and administrative charges	(19,179)	(80,472)	(179,213)
Net investment income (loss)	(6,863)	(72,679)	(155,120)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	140,908	-
Realized capital gain (loss) on investments	(153,837)	572,218	5,750,755
Change in unrealized appreciation (depreciation)	591,555	1,187,265	3,028,727
Net gain (loss) on investments	437,718	1,900,391	8,779,482
Net increase (decrease) in net assets from operations	430,855	1,827,712	8,624,362
Contract owner transactions:
Variable annuity deposits	2,208	194,788	44,189
Terminations, withdrawals and annuity payments	(339,492)	(893,943)	(733,670)
Transfers between subaccounts, net	(473,643)	5,550,278	(8,504,560)
Maintenance charges and mortality adjustments	(8,018)	(35,223)	(104,646)
Increase (decrease) in net assets from contract transactions	(818,945)	4,815,900	(9,298,687)
Total increase (decrease) in net assets	(388,090)	6,643,612	(674,325)
Net assets as of December 31, 2019	$1,305,513	$11,765,578	$10,247,373
Investment income (loss):
Dividend distributions	7,767	36,032	26,371
Investment Expenses:
Mortality and expense risk and administrative charges	(11,226)	(124,116)	(150,570)
Net investment income (loss)	(3,459)	(88,084)	(124,199)
Increase (decrease) in net assets from operations:
Capital gain distributions	28,950	1,437,876	1,899,346
Realized capital gain (loss) on investments	(220,594)	960,627	4,333,122
Change in unrealized appreciation (depreciation)	136,749	472,552	2,778,319
Net gain (loss) on investments	(54,895)	2,871,055	9,010,787
Net increase (decrease) in net assets from operations	(58,354)	2,782,971	8,886,588
Contract owner transactions:
Variable annuity deposits	23,474	20,902	291,062
Terminations, withdrawals and annuity payments	(148,105)	(771,026)	(835,556)
Transfers between subaccounts, net	(65,675)	(6,760,677)	(4,490,760)
Maintenance charges and mortality adjustments	(5,144)	(60,016)	(75,263)
Increase (decrease) in net assets from contract transactions	(195,450)	(7,570,817)	(5,110,517)
Total increase (decrease) in net assets	(253,804)	(4,787,846)	3,776,071
Net assets as of December 31, 2020	$1,051,709	$6,977,732	$14,023,444

(d) Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Rydex VIF Nova (d)	Rydex VIF Precious Metals	Rydex VIF Real Estate
Net assets as of December 31, 2018	$1,932,670	$2,730,591	$2,970,457
Investment income (loss):
Dividend distributions	28,450	-	98,798
Investment Expenses:
Mortality and expense risk and administrative charges	(30,388)	(41,104)	(53,821)
Net investment income (loss)	(1,938)	(41,104)	44,977
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	48,747
Realized capital gain (loss) on investments	95,064	8,336	144,314
Change in unrealized appreciation (depreciation)	635,509	1,364,761	515,269
Net gain (loss) on investments	730,573	1,373,097	708,330
Net increase (decrease) in net assets from operations	728,635	1,331,993	753,307
Contract owner transactions:
Variable annuity deposits	209	33,016	99,712
Terminations, withdrawals and annuity payments	(301,498)	(371,012)	(737,471)
Transfers between subaccounts, net	423,747	547,840	1,780,118
Maintenance charges and mortality adjustments	(13,212)	(17,195)	(25,004)
Increase (decrease) in net assets from contract transactions	109,246	192,649	1,117,355
Total increase (decrease) in net assets	837,881	1,524,642	1,870,662
Net assets as of December 31, 2019	$2,770,551	$4,255,233	$4,841,119
Investment income (loss):
Dividend distributions	14,861	219,780	94,355
Investment Expenses:
Mortality and expense risk and administrative charges	(26,011)	(58,512)	(33,387)
Net investment income (loss)	(11,150)	161,268	60,968
Increase (decrease) in net assets from operations:
Capital gain distributions	174,336	-	87,439
Realized capital gain (loss) on investments	210,669	365,483	6,123
Change in unrealized appreciation (depreciation)	837	298,324	(301,356)
Net gain (loss) on investments	385,842	663,807	(207,794)
Net increase (decrease) in net assets from operations	374,692	825,075	(146,826)
Contract owner transactions:
Variable annuity deposits	-	117,968	4,533
Terminations, withdrawals and annuity payments	(531,562)	(646,860)	(335,579)
Transfers between subaccounts, net	(213,697)	184,253	(2,152,044)
Maintenance charges and mortality adjustments	(11,351)	(21,885)	(15,665)
Increase (decrease) in net assets from contract transactions	(756,610)	(366,524)	(2,498,755)
Total increase (decrease) in net assets	(381,918)	458,551	(2,645,581)
Net assets as of December 31, 2020	$2,388,633	$4,713,784	$2,195,538

(d) Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Rydex VIF Retailing	Rydex VIF Russell 2000® 1.5x Strategy (d)	Rydex VIF Russell 2000® 2x Strategy (d)
Net assets as of December 31, 2018	$880,385	$774,642	$1,103,418
Investment income (loss):
Dividend distributions	-	-	6,124
Investment Expenses:
Mortality and expense risk and administrative charges	(10,984)	(10,281)	(20,327)
Net investment income (loss)	(10,984)	(10,281)	(14,203)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	-
Realized capital gain (loss) on investments	33,142	(5,832)	(240,816)
Change in unrealized appreciation (depreciation)	167,426	260,178	552,340
Net gain (loss) on investments	200,568	254,346	311,524
Net increase (decrease) in net assets from operations	189,584	244,065	297,321
Contract owner transactions:
Variable annuity deposits	58,954	451	5,380
Terminations, withdrawals and annuity payments	(54,081)	(75,226)	(169,108)
Transfers between subaccounts, net	(252,492)	(148,491)	150,475
Maintenance charges and mortality adjustments	(4,497)	(5,818)	(11,299)
Increase (decrease) in net assets from contract transactions	(252,116)	(229,084)	(24,552)
Total increase (decrease) in net assets	(62,532)	14,981	272,769
Net assets as of December 31, 2019	$817,853	$789,623	$1,376,187
Investment income (loss):
Dividend distributions	-	-	13,749
Investment Expenses:
Mortality and expense risk and administrative charges	(8,565)	(11,417)	(30,306)
Net investment income (loss)	(8,565)	(11,417)	(16,557)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	21,807	-
Realized capital gain (loss) on investments	75,493	360,338	545,288
Change in unrealized appreciation (depreciation)	179,828	169,047	450,021
Net gain (loss) on investments	255,321	551,192	995,309
Net increase (decrease) in net assets from operations	246,756	539,775	978,752
Contract owner transactions:
Variable annuity deposits	15	-	37,698
Terminations, withdrawals and annuity payments	(31,950)	(53,451)	(229,927)
Transfers between subaccounts, net	113,920	111,848	10,228,694
Maintenance charges and mortality adjustments	(4,473)	(8,028)	(14,171)
Increase (decrease) in net assets from contract transactions	77,512	50,369	10,022,294
Total increase (decrease) in net assets	324,268	590,144	11,001,046
Net assets as of December 31, 2020	$1,142,121	$1,379,767	$12,377,233

(d) Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Rydex VIF S&P 500 2x Strategy (d)	Rydex VIF S&P 500 Pure Growth	Rydex VIF S&P 500 Pure Value
Net assets as of December 31, 2018	$3,454,861	$5,400,259	$6,322,659
Investment income (loss):
Dividend distributions	-	-	59,158
Investment Expenses:
Mortality and expense risk and administrative charges	(52,774)	(65,688)	(91,014)
Net investment income (loss)	(52,774)	(65,688)	(31,856)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	117,388	88,678
Realized capital gain (loss) on investments	1,556,096	181,483	(56,313)
Change in unrealized appreciation (depreciation)	1,232,618	911,250	1,457,281
Net gain (loss) on investments	2,788,714	1,210,121	1,489,646
Net increase (decrease) in net assets from operations	2,735,940	1,144,433	1,457,790
Contract owner transactions:
Variable annuity deposits	18,816	33,219	64,903
Terminations, withdrawals and annuity payments	(577,226)	(791,545)	(913,019)
Transfers between subaccounts, net	(914,995)	(565,530)	1,552,382
Maintenance charges and mortality adjustments	(18,062)	(26,670)	(42,481)
Increase (decrease) in net assets from contract transactions	(1,491,467)	(1,350,526)	661,785
Total increase (decrease) in net assets	1,244,473	(206,093)	2,119,575
Net assets as of December 31, 2019	$4,699,334	$5,194,166	$8,442,234
Investment income (loss):
Dividend distributions	54,349	-	115,343
Investment Expenses:
Mortality and expense risk and administrative charges	(63,372)	(48,369)	(65,791)
Net investment income (loss)	(9,023)	(48,369)	49,552
Increase (decrease) in net assets from operations:
Capital gain distributions	1,304,937	786,530	443,259
Realized capital gain (loss) on investments	(239,414)	22,319	(170,501)
Change in unrealized appreciation (depreciation)	58,737	45,453	317,300
Net gain (loss) on investments	1,124,260	854,302	590,058
Net increase (decrease) in net assets from operations	1,115,237	805,933	639,610
Contract owner transactions:
Variable annuity deposits	31,533	15,703	24,839
Terminations, withdrawals and annuity payments	(321,913)	(384,699)	(727,524)
Transfers between subaccounts, net	(1,450,154)	(1,681,959)	34,976
Maintenance charges and mortality adjustments	(28,940)	(21,039)	(32,759)
Increase (decrease) in net assets from contract transactions	(1,769,474)	(2,071,994)	(700,468)
Total increase (decrease) in net assets	(654,237)	(1,266,061)	(60,858)
Net assets as of December 31, 2020	$4,045,097	$3,928,105	$8,381,376

(d) Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Rydex VIF S&P MidCap 400 Pure Growth	Rydex VIF S&P MidCap 400 Pure Value	Rydex VIF S&P SmallCap 600 Pure Growth
Net assets as of December 31, 2018	$2,725,305	$1,122,304	$3,105,745
Investment income (loss):
Dividend distributions	-	-	-
Investment Expenses:
Mortality and expense risk and administrative charges	(33,291)	(18,739)	(27,426)
Net investment income (loss)	(33,291)	(18,739)	(27,426)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	-
Realized capital gain (loss) on investments	(127,557)	(179,308)	(238,756)
Change in unrealized appreciation (depreciation)	506,262	386,790	547,988
Net gain (loss) on investments	378,705	207,482	309,232
Net increase (decrease) in net assets from operations	345,414	188,743	281,806
Contract owner transactions:
Variable annuity deposits	84,834	47,104	87,006
Terminations, withdrawals and annuity payments	(422,116)	(198,733)	(363,978)
Transfers between subaccounts, net	(400,524)	244,455	(1,216,160)
Maintenance charges and mortality adjustments	(15,838)	(7,345)	(12,114)
Increase (decrease) in net assets from contract transactions	(753,644)	85,481	(1,505,246)
Total increase (decrease) in net assets	(408,230)	274,224	(1,223,440)
Net assets as of December 31, 2019	$2,317,075	$1,396,528	$1,882,305
Investment income (loss):
Dividend distributions	-	4,318	-
Investment Expenses:
Mortality and expense risk and administrative charges	(28,759)	(12,194)	(19,456)
Net investment income (loss)	(28,759)	(7,876)	(19,456)
Increase (decrease) in net assets from operations:
Capital gain distributions	104,336	39,647	73,038
Realized capital gain (loss) on investments	10,211	(53,802)	(136,198)
Change in unrealized appreciation (depreciation)	597,951	106,729	345,166
Net gain (loss) on investments	712,498	92,574	282,006
Net increase (decrease) in net assets from operations	683,739	84,698	262,550
Contract owner transactions:
Variable annuity deposits	122,916	103,655	8,971
Terminations, withdrawals and annuity payments	(346,537)	(132,301)	(181,057)
Transfers between subaccounts, net	363,832	1,314,673	852,427
Maintenance charges and mortality adjustments	(11,649)	(7,565)	(8,713)
Increase (decrease) in net assets from contract transactions	128,562	1,278,462	671,628
Total increase (decrease) in net assets	812,301	1,363,160	934,178
Net assets as of December 31, 2020	$3,129,376	$2,759,688	$2,816,483

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Rydex VIF S&P SmallCap 600 Pure Value	Rydex VIF Strengthening Dollar 2x Strategy (d)	Rydex VIF Technology
Net assets as of December 31, 2018	$1,237,373	$494,924	$2,926,094
Investment income (loss):
Dividend distributions	3,734	4,144	-
Investment Expenses:
Mortality and expense risk and administrative charges	(16,105)	(5,673)	(48,519)
Net investment income (loss)	(12,371)	(1,529)	(48,519)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	130,532
Realized capital gain (loss) on investments	(24,726)	20,316	269,878
Change in unrealized appreciation (depreciation)	300,795	1,778	762,488
Net gain (loss) on investments	276,069	22,094	1,162,898
Net increase (decrease) in net assets from operations	263,698	20,565	1,114,379
Contract owner transactions:
Variable annuity deposits	32,171	6,149	32,390
Terminations, withdrawals and annuity payments	(203,562)	(147,434)	(469,196)
Transfers between subaccounts, net	(175,452)	(126,023)	596,764
Maintenance charges and mortality adjustments	(6,907)	(5,352)	(21,132)
Increase (decrease) in net assets from contract transactions	(353,750)	(272,660)	138,826
Total increase (decrease) in net assets	(90,052)	(252,095)	1,253,205
Net assets as of December 31, 2019	$1,147,321	$242,829	$4,179,299
Investment income (loss):
Dividend distributions	-	5,836	-
Investment Expenses:
Mortality and expense risk and administrative charges	(9,239)	(6,842)	(49,445)
Net investment income (loss)	(9,239)	(1,006)	(49,445)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	98,254
Realized capital gain (loss) on investments	(149,724)	(9,388)	555,378
Change in unrealized appreciation (depreciation)	53,537	(111,313)	1,034,881
Net gain (loss) on investments	(96,187)	(120,701)	1,688,513
Net increase (decrease) in net assets from operations	(105,426)	(121,707)	1,639,068
Contract owner transactions:
Variable annuity deposits	81,627	351	43,814
Terminations, withdrawals and annuity payments	(124,813)	(56,422)	(322,308)
Transfers between subaccounts, net	1,424,673	546,419	(715,627)
Maintenance charges and mortality adjustments	(6,905)	(1,815)	(20,772)
Increase (decrease) in net assets from contract transactions	1,374,582	488,533	(1,014,893)
Total increase (decrease) in net assets	1,269,156	366,826	624,175
Net assets as of December 31, 2020	$2,416,477	$609,655	$4,803,474

(d) Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Rydex VIF Telecommunications	Rydex VIF Transportation	Rydex VIF U.S. Government Money Market (c)
Net assets as of December 31, 2018	$656,865	$451,418	$78,108,112
Investment income (loss):
Dividend distributions	-	-	484,615
Investment Expenses:
Mortality and expense risk and administrative charges	(9,207)	(4,515)	(669,518)
Net investment income (loss)	(9,207)	(4,515)	(184,903)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	135	-
Realized capital gain (loss) on investments	206	(24,361)	(1)
Change in unrealized appreciation (depreciation)	75,595	99,809	-
Net gain (loss) on investments	75,801	75,583	(1)
Net increase (decrease) in net assets from operations	66,594	71,068	(184,904)
Contract owner transactions:
Variable annuity deposits	-	61	5,180,344
Terminations, withdrawals and annuity payments	(18,109)	(44,470)	(12,462,946)
Transfers between subaccounts, net	(9,743)	(153,843)	(26,500,076)
Maintenance charges and mortality adjustments	(4,100)	(2,315)	(178,747)
Increase (decrease) in net assets from contract transactions	(31,952)	(200,567)	(33,961,425)
Total increase (decrease) in net assets	34,642	(129,499)	(34,146,329)
Net assets as of December 31, 2019	$691,507	$321,919	$43,961,783
Investment income (loss):
Dividend distributions	6,266	529	29,276
Investment Expenses:
Mortality and expense risk and administrative charges	(8,093)	(4,257)	(651,919)
Net investment income (loss)	(1,827)	(3,728)	(622,643)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	10,111	3,417
Realized capital gain (loss) on investments	1,954	1,018	(1)
Change in unrealized appreciation (depreciation)	39,029	111,865	1
Net gain (loss) on investments	40,983	122,994	3,417
Net increase (decrease) in net assets from operations	39,156	119,266	(619,226)
Contract owner transactions:
Variable annuity deposits	1,543	911	6,045,495
Terminations, withdrawals and annuity payments	(20,895)	(12,342)	(8,227,639)
Transfers between subaccounts, net	(84,596)	199,704	7,675,979
Maintenance charges and mortality adjustments	(3,671)	(2,243)	(185,904)
Increase (decrease) in net assets from contract transactions	(107,619)	186,030	5,307,931
Total increase (decrease) in net assets	(68,463)	305,296	4,688,705
Net assets as of December 31, 2020	$623,044	$627,215	$48,650,488

(c) Liquidation. See Note 1.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Rydex VIF Utilities	Rydex VIF Weakening Dollar 2x Strategy (d)	T. Rowe Price Blue Chip Growth
Net assets as of December 31, 2018	$3,860,800	$204,976	$2,456,867
Investment income (loss):
Dividend distributions	12,346	1,724	-
Investment Expenses:
Mortality and expense risk and administrative charges	(65,502)	(2,363)	(21,951)
Net investment income (loss)	(53,156)	(639)	(21,951)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	73,086
Realized capital gain (loss) on investments	382,802	(21,828)	368,397
Change in unrealized appreciation (depreciation)	512,344	10,069	250,188
Net gain (loss) on investments	895,146	(11,759)	691,671
Net increase (decrease) in net assets from operations	841,990	(12,398)	669,720
Contract owner transactions:
Variable annuity deposits	376,560	-	198,507
Terminations, withdrawals and annuity payments	(860,583)	(20,532)	(401,912)
Transfers between subaccounts, net	1,242,122	(7,839)	(116,084)
Maintenance charges and mortality adjustments	(24,574)	(1,114)	(810)
Increase (decrease) in net assets from contract transactions	733,525	(29,485)	(320,299)
Total increase (decrease) in net assets	1,575,515	(41,883)	349,421
Net assets as of December 31, 2019	$5,436,315	$163,093	$2,806,288
Investment income (loss):
Dividend distributions	74,092	645	-
Investment Expenses:
Mortality and expense risk and administrative charges	(50,300)	(1,961)	(19,075)
Net investment income (loss)	23,792	(1,316)	(19,075)
Increase (decrease) in net assets from operations:
Capital gain distributions	65,388	-	81,025
Realized capital gain (loss) on investments	91,734	(3,971)	164,583
Change in unrealized appreciation (depreciation)	(544,054)	17,322	327,519
Net gain (loss) on investments	(386,932)	13,351	573,127
Net increase (decrease) in net assets from operations	(363,140)	12,035	554,052
Contract owner transactions:
Variable annuity deposits	148,973	5	247,763
Terminations, withdrawals and annuity payments	(354,602)	(8,259)	(276,280)
Transfers between subaccounts, net	(1,086,493)	1,272	(634,897)
Maintenance charges and mortality adjustments	(17,612)	(836)	(1,183)
Increase (decrease) in net assets from contract transactions	(1,309,734)	(7,818)	(664,597)
Total increase (decrease) in net assets	(1,672,874)	4,217	(110,545)
Net assets as of December 31, 2020	$3,763,441	$167,310	$2,695,743

(d) Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	T. Rowe Price Capital Appreciation	T. Rowe Price Equity Income	T. Rowe Price Growth Stock
Net assets as of December 31, 2018	$6,969,674	$440,772	$5,910,162
Investment income (loss):
Dividend distributions	95,458	10,712	-
Investment Expenses:
Mortality and expense risk and administrative charges	(69,596)	(4,207)	(59,537)
Net investment income (loss)	25,862	6,505	(59,537)
Increase (decrease) in net assets from operations:
Capital gain distributions	327,985	36,031	117,333
Realized capital gain (loss) on investments	184,560	(7,409)	234,804
Change in unrealized appreciation (depreciation)	1,004,525	90,242	1,359,841
Net gain (loss) on investments	1,517,070	118,864	1,711,978
Net increase (decrease) in net assets from operations	1,542,932	125,369	1,652,441
Contract owner transactions:
Variable annuity deposits	172,694	-	282,504
Terminations, withdrawals and annuity payments	(1,014,156)	(106,245)	(770,089)
Transfers between subaccounts, net	332,675	148,879	(176,600)
Maintenance charges and mortality adjustments	(20,008)	(12)	(19,274)
Increase (decrease) in net assets from contract transactions	(528,795)	42,622	(683,459)
Total increase (decrease) in net assets	1,014,137	167,991	968,982
Net assets as of December 31, 2019	$7,983,811	$608,763	$6,879,144
Investment income (loss):
Dividend distributions	66,340	10,845	-
Investment Expenses:
Mortality and expense risk and administrative charges	(69,485)	(3,826)	(63,824)
Net investment income (loss)	(3,145)	7,019	(63,824)
Increase (decrease) in net assets from operations:
Capital gain distributions	513,027	11,622	261,237
Realized capital gain (loss) on investments	291,587	(8,987)	393,232
Change in unrealized appreciation (depreciation)	342,154	(14,207)	1,575,268
Net gain (loss) on investments	1,146,768	(11,572)	2,229,737
Net increase (decrease) in net assets from operations	1,143,623	(4,553)	2,165,913
Contract owner transactions:
Variable annuity deposits	202,697	60	194,643
Terminations, withdrawals and annuity payments	(847,503)	(10,784)	(816,517)
Transfers between subaccounts, net	(444,344)	(46,990)	(281,268)
Maintenance charges and mortality adjustments	(19,650)	(172)	(20,604)
Increase (decrease) in net assets from contract transactions	(1,108,800)	(57,886)	(923,746)
Total increase (decrease) in net assets	34,823	(62,439)	1,242,167
Net assets as of December 31, 2020	$8,018,634	$546,324	$8,121,311

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	T. Rowe Price Health Sciences	T. Rowe Price Limited-Term Bond	T. Rowe Price Retirement 2010
Net assets as of December 31, 2018	$7,368,834	$173,840	$1,332
Investment income (loss):
Dividend distributions	-	942	26
Investment Expenses:
Mortality and expense risk and administrative charges	(68,263)	(528)	(14)
Net investment income (loss)	(68,263)	414	12
Increase (decrease) in net assets from operations:
Capital gain distributions	411,912	-	33
Realized capital gain (loss) on investments	116,939	(252)	2
Change in unrealized appreciation (depreciation)	1,597,764	1,052	146
Net gain (loss) on investments	2,126,615	800	181
Net increase (decrease) in net assets from operations	2,058,352	1,214	193
Contract owner transactions:
Variable annuity deposits	1,169,554	-	-
Terminations, withdrawals and annuity payments	(1,091,651)	(22,433)	-
Transfers between subaccounts, net	(27,213)	(111,477)	-
Maintenance charges and mortality adjustments	(25,672)	(24)	(5)
Increase (decrease) in net assets from contract transactions	25,018	(133,934)	(5)
Total increase (decrease) in net assets	2,083,370	(132,720)	188
Net assets as of December 31, 2019	$9,452,204	$41,120	$1,520
Investment income (loss):
Dividend distributions	-	715	21
Investment Expenses:
Mortality and expense risk and administrative charges	(83,848)	(493)	(14)
Net investment income (loss)	(83,848)	222	7
Increase (decrease) in net assets from operations:
Capital gain distributions	722,303	-	126
Realized capital gain (loss) on investments	365,692	15	2
Change in unrealized appreciation (depreciation)	1,736,472	1,076	21
Net gain (loss) on investments	2,824,467	1,091	149
Net increase (decrease) in net assets from operations	2,740,619	1,313	156
Contract owner transactions:
Variable annuity deposits	658,723	40,483	-
Terminations, withdrawals and annuity payments	(728,849)	(744)	-
Transfers between subaccounts, net	897,308	517	-
Maintenance charges and mortality adjustments	(24,035)	(33)	(5)
Increase (decrease) in net assets from contract transactions	803,147	40,223	(5)
Total increase (decrease) in net assets	3,543,766	41,536	151
Net assets as of December 31, 2020	$12,995,970	$82,656	$1,671

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	T. Rowe Price Retirement 2015	T. Rowe Price Retirement 2020	T. Rowe Price Retirement 2025
Net assets as of December 31, 2018	$21,417	$79,666	$69,903
Investment income (loss):
Dividend distributions	2,170	1,662	1,091
Investment Expenses:
Mortality and expense risk and administrative charges	(1,016)	(850)	(641)
Net investment income (loss)	1,154	812	450
Increase (decrease) in net assets from operations:
Capital gain distributions	3,819	3,417	2,100
Realized capital gain (loss) on investments	55	93	691
Change in unrealized appreciation (depreciation)	9,540	10,539	9,573
Net gain (loss) on investments	13,414	14,049	12,364
Net increase (decrease) in net assets from operations	14,568	14,861	12,814
Contract owner transactions:
Variable annuity deposits	11,866	13,056	3,232
Terminations, withdrawals and annuity payments	(289)	(998)	(13,491)
Transfers between subaccounts, net	82,837	-	1,940
Maintenance charges and mortality adjustments	(53)	(403)	(440)
Increase (decrease) in net assets from contract transactions	94,361	11,655	(8,759)
Total increase (decrease) in net assets	108,929	26,516	4,055
Net assets as of December 31, 2019	$130,346	$106,182	$73,958
Investment income (loss):
Dividend distributions	1,814	1,531	610
Investment Expenses:
Mortality and expense risk and administrative charges	(1,222)	(1,057)	(554)
Net investment income (loss)	592	474	56
Increase (decrease) in net assets from operations:
Capital gain distributions	10,504	10,718	2,441
Realized capital gain (loss) on investments	482	13	(789)
Change in unrealized appreciation (depreciation)	3,810	4,310	3,275
Net gain (loss) on investments	14,796	15,041	4,927
Net increase (decrease) in net assets from operations	15,388	15,515	4,983
Contract owner transactions:
Variable annuity deposits	12,355	11,488	1,827
Terminations, withdrawals and annuity payments	(321)	(271)	(15,581)
Transfers between subaccounts, net	(4,563)	6,500	-
Maintenance charges and mortality adjustments	(54)	(479)	(964)
Increase (decrease) in net assets from contract transactions	7,417	17,238	(14,718)
Total increase (decrease) in net assets	22,805	32,753	(9,735)
Net assets as of December 31, 2020	$153,151	$138,935	$64,223

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	T. Rowe Price Retirement 2030	T. Rowe Price Retirement 2035	T. Rowe Price Retirement 2040
Net assets as of December 31, 2018	$104,193	$26,321	$108,067
Investment income (loss):
Dividend distributions	2,368	761	534
Investment Expenses:
Mortality and expense risk and administrative charges	(1,380)	(366)	(439)
Net investment income (loss)	988	395	95
Increase (decrease) in net assets from operations:
Capital gain distributions	6,051	2,346	2,066
Realized capital gain (loss) on investments	20	35	(4,977)
Change in unrealized appreciation (depreciation)	19,534	5,147	15,274
Net gain (loss) on investments	25,605	7,528	12,363
Net increase (decrease) in net assets from operations	26,593	7,923	12,458
Contract owner transactions:
Variable annuity deposits	23,399	5,402	2,489
Terminations, withdrawals and annuity payments	-	-	(74,216)
Transfers between subaccounts, net	23,376	23,015	-
Maintenance charges and mortality adjustments	(293)	(220)	(321)
Increase (decrease) in net assets from contract transactions	46,482	28,197	(72,048)
Total increase (decrease) in net assets	73,075	36,120	(59,590)
Net assets as of December 31, 2019	$177,268	$62,441	$48,477
Investment income (loss):
Dividend distributions	1,771	1,528	345
Investment Expenses:
Mortality and expense risk and administrative charges	(1,693)	(756)	(462)
Net investment income (loss)	78	772	(117)
Increase (decrease) in net assets from operations:
Capital gain distributions	9,547	8,952	2,714
Realized capital gain (loss) on investments	55	67	22
Change in unrealized appreciation (depreciation)	18,824	7,654	6,285
Net gain (loss) on investments	28,426	16,673	9,021
Net increase (decrease) in net assets from operations	28,504	17,445	8,904
Contract owner transactions:
Variable annuity deposits	20,561	6,997	3,780
Terminations, withdrawals and annuity payments	-	(437)	-
Transfers between subaccounts, net	(86)	151,998	6,387
Maintenance charges and mortality adjustments	(307)	(353)	(205)
Increase (decrease) in net assets from contract transactions	20,168	158,205	9,962
Total increase (decrease) in net assets	48,672	175,650	18,866
Net assets as of December 31, 2020	$225,940	$238,091	$67,343

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	T. Rowe Price Retirement 2045	T. Rowe Price Retirement 2050	T. Rowe Price Retirement 2055
Net assets as of December 31, 2018	$-	$1,600	$31,037
Investment income (loss):
Dividend distributions	10	31	407
Investment Expenses:
Mortality and expense risk and administrative charges	(3)	(23)	(324)
Net investment income (loss)	7	8	83
Increase (decrease) in net assets from operations:
Capital gain distributions	41	127	1,461
Realized capital gain (loss) on investments	(1)	1	36
Change in unrealized appreciation (depreciation)	18	363	5,823
Net gain (loss) on investments	58	491	7,320
Net increase (decrease) in net assets from operations	65	499	7,403
Contract owner transactions:
Variable annuity deposits	900	1,050	1,189
Terminations, withdrawals and annuity payments	-	-	-
Transfers between subaccounts, net	-	-	-
Maintenance charges and mortality adjustments	(2)	(41)	(97)
Increase (decrease) in net assets from contract transactions	898	1,009	1,092
Total increase (decrease) in net assets	963	1,508	8,495
Net assets as of December 31, 2019	$963	$3,108	$39,532
Investment income (loss):
Dividend distributions	12	-	277
Investment Expenses:
Mortality and expense risk and administrative charges	(15)	(11)	(421)
Net investment income (loss)	(3)	(11)	(144)
Increase (decrease) in net assets from operations:
Capital gain distributions	97	-	1,510
Realized capital gain (loss) on investments	(10)	17	39
Change in unrealized appreciation (depreciation)	333	(87)	6,687
Net gain (loss) on investments	420	(70)	8,236
Net increase (decrease) in net assets from operations	417	(81)	8,092
Contract owner transactions:
Variable annuity deposits	1,302	43	1,188
Terminations, withdrawals and annuity payments	-	(2,866)	-
Transfers between subaccounts, net	-	-	8,432
Maintenance charges and mortality adjustments	(37)	(204)	(129)
Increase (decrease) in net assets from contract transactions	1,265	(3,027)	9,491
Total increase (decrease) in net assets	1,682	(3,108)	17,583
Net assets as of December 31, 2020	$2,645	$-	$57,115

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	T. Rowe Price Retirement Balanced	Templeton Developing Markets VIP Fund	Templeton Foreign VIP Fund
Net assets as of December 31, 2018	$141,187	$3,965,864	$2,585,738
Investment income (loss):
Dividend distributions	2,506	41,047	39,414
Investment Expenses:
Mortality and expense risk and administrative charges	(1,574)	(48,118)	(26,944)
Net investment income (loss)	932	(7,071)	12,470
Increase (decrease) in net assets from operations:
Capital gain distributions	2,552	-	23,526
Realized capital gain (loss) on investments	1,150	154,384	(99,922)
Change in unrealized appreciation (depreciation)	17,902	699,926	324,205
Net gain (loss) on investments	21,604	854,310	247,809
Net increase (decrease) in net assets from operations	22,536	847,239	260,279
Contract owner transactions:
Variable annuity deposits	18,946	142,607	3,394
Terminations, withdrawals and annuity payments	(4,291)	(393,271)	(856,387)
Transfers between subaccounts, net	(1,982)	1,093,265	293,219
Maintenance charges and mortality adjustments	(900)	(20,329)	(9,911)
Increase (decrease) in net assets from contract transactions	11,773	822,272	(569,685)
Total increase (decrease) in net assets	34,309	1,669,511	(309,406)
Net assets as of December 31, 2019	$175,496	$5,635,375	$2,276,332
Investment income (loss):
Dividend distributions	1,157	256,051	294,196
Investment Expenses:
Mortality and expense risk and administrative charges	(1,035)	(69,808)	(108,047)
Net investment income (loss)	122	186,243	186,149
Increase (decrease) in net assets from operations:
Capital gain distributions	8,107	160,690	-
Realized capital gain (loss) on investments	(4,736)	(824,970)	(161,973)
Change in unrealized appreciation (depreciation)	(3,855)	433,432	702,811
Net gain (loss) on investments	(484)	(230,848)	540,838
Net increase (decrease) in net assets from operations	(362)	(44,605)	726,987
Contract owner transactions:
Variable annuity deposits	9,854	109,389	4,146
Terminations, withdrawals and annuity payments	-	(924,690)	(878,721)
Transfers between subaccounts, net	(71,501)	2,107,350	7,734,100
Maintenance charges and mortality adjustments	(743)	(36,494)	(45,296)
Increase (decrease) in net assets from contract transactions	(62,390)	1,255,555	6,814,229
Total increase (decrease) in net assets	(62,752)	1,210,950	7,541,216
Net assets as of December 31, 2020	$112,744	$6,846,325	$9,817,548

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Templeton Global Bond VIP Fund	Templeton Growth VIP Fund	TOPS® Conservative ETF
Net assets as of December 31, 2018	$2,244,653	$3,323	$-
Investment income (loss):
Dividend distributions	146,309	98	-
Investment Expenses:
Mortality and expense risk and administrative charges	(13,986)	(51)	-
Net investment income (loss)	132,323	47	-
Increase (decrease) in net assets from operations:
Capital gain distributions	-	672	-
Realized capital gain (loss) on investments	4,102	(15)	-
Change in unrealized appreciation (depreciation)	(104,200)	(256)	-
Net gain (loss) on investments	(100,098)	401	-
Net increase (decrease) in net assets from operations	32,225	448	-
Contract owner transactions:
Variable annuity deposits	163,282	-	-
Terminations, withdrawals and annuity payments	(126,047)	-	-
Transfers between subaccounts, net	(360,202)	-	-
Maintenance charges and mortality adjustments	(2,416)	-	-
Increase (decrease) in net assets from contract transactions	(325,383)	-	-
Total increase (decrease) in net assets	(293,158)	448	-
Net assets as of December 31, 2019	$1,951,495	$3,771	$-
Investment income (loss):
Dividend distributions	121,419	102	-
Investment Expenses:
Mortality and expense risk and administrative charges	(9,711)	(50)	(158)
Net investment income (loss)	111,708	52	(158)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	-
Realized capital gain (loss) on investments	(69,144)	(22)	27
Change in unrealized appreciation (depreciation)	(146,157)	132	10,091
Net gain (loss) on investments	(215,301)	110	10,118
Net increase (decrease) in net assets from operations	(103,593)	162	9,960
Contract owner transactions:
Variable annuity deposits	255,376	-	522,217
Terminations, withdrawals and annuity payments	(247,271)	-	(1,764)
Transfers between subaccounts, net	(371,462)	-	-
Maintenance charges and mortality adjustments	(1,855)	-	-
Increase (decrease) in net assets from contract transactions	(365,212)	-	520,453
Total increase (decrease) in net assets	(468,805)	162	530,413
Net assets as of December 31, 2020	$1,482,690	$3,933	$530,413

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	VanEck VIP Global Gold	VanEck VIP Global Hard Assets	Vanguard® VIF Balanced
Net assets as of December 31, 2018	$156,082	$92,578	$523,334
Investment income (loss):
Dividend distributions	-	-	15,482
Investment Expenses:
Mortality and expense risk and administrative charges	(2,525)	(1,235)	(5,995)
Net investment income (loss)	(2,525)	(1,235)	9,487
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	31,129
Realized capital gain (loss) on investments	(3,201)	(3,689)	(1,591)
Change in unrealized appreciation (depreciation)	58,865	14,596	81,696
Net gain (loss) on investments	55,664	10,907	111,234
Net increase (decrease) in net assets from operations	53,139	9,672	120,721
Contract owner transactions:
Variable annuity deposits	13,405	6,012	-
Terminations, withdrawals and annuity payments	(13,166)	(10,421)	(9,609)
Transfers between subaccounts, net	(4,852)	(3,482)	97,128
Maintenance charges and mortality adjustments	(226)	(79)	-
Increase (decrease) in net assets from contract transactions	(4,839)	(7,970)	87,519
Total increase (decrease) in net assets	48,300	1,702	208,240
Net assets as of December 31, 2019	$204,382	$94,280	$731,574
Investment income (loss):
Dividend distributions	9,225	549	19,458
Investment Expenses:
Mortality and expense risk and administrative charges	(3,786)	(1,112)	(6,888)
Net investment income (loss)	5,439	(563)	12,570
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	23,730
Realized capital gain (loss) on investments	8,693	(10,721)	476
Change in unrealized appreciation (depreciation)	59,082	29,862	40,299
Net gain (loss) on investments	67,775	19,141	64,505
Net increase (decrease) in net assets from operations	73,214	18,578	77,075
Contract owner transactions:
Variable annuity deposits	20,525	6,600	134,644
Terminations, withdrawals and annuity payments	(2,010)	(4,976)	(3,548)
Transfers between subaccounts, net	96,607	32,051	(1,167)
Maintenance charges and mortality adjustments	(339)	(120)	(3)
Increase (decrease) in net assets from contract transactions	114,783	33,555	129,926
Total increase (decrease) in net assets	187,997	52,133	207,001
Net assets as of December 31, 2020	$392,379	$146,413	$938,575

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Vanguard® VIF Capital Growth	Vanguard® VIF Conservative Allocation	Vanguard® VIF Diversified Value
Net assets as of December 31, 2018	$364,781	$518,882	$227,996
Investment income (loss):
Dividend distributions	10,502	13,553	7,329
Investment Expenses:
Mortality and expense risk and administrative charges	(8,694)	(11,185)	(4,144)
Net investment income (loss)	1,808	2,368	3,185
Increase (decrease) in net assets from operations:
Capital gain distributions	25,669	13,979	14,548
Realized capital gain (loss) on investments	14,568	2,013	(2,352)
Change in unrealized appreciation (depreciation)	120,881	81,187	39,835
Net gain (loss) on investments	161,118	97,179	52,031
Net increase (decrease) in net assets from operations	162,926	99,547	55,216
Contract owner transactions:
Variable annuity deposits	-	691,326	-
Terminations, withdrawals and annuity payments	(109,493)	(902)	(1,171)
Transfers between subaccounts, net	491,691	40,805	129,780
Maintenance charges and mortality adjustments	(111)	-	-
Increase (decrease) in net assets from contract transactions	382,087	731,229	128,609
Total increase (decrease) in net assets	545,013	830,776	183,825
Net assets as of December 31, 2019	$909,794	$1,349,658	$411,821
Investment income (loss):
Dividend distributions	12,282	31,988	7,206
Investment Expenses:
Mortality and expense risk and administrative charges	(8,700)	(17,089)	(3,812)
Net investment income (loss)	3,582	14,899	3,394
Increase (decrease) in net assets from operations:
Capital gain distributions	26,149	19,640	46,616
Realized capital gain (loss) on investments	13,120	15,355	(72,756)
Change in unrealized appreciation (depreciation)	97,773	145,515	(3,737)
Net gain (loss) on investments	137,042	180,510	(29,877)
Net increase (decrease) in net assets from operations	140,624	195,409	(26,483)
Contract owner transactions:
Variable annuity deposits	34,910	74,199	-
Terminations, withdrawals and annuity payments	(124,353)	(13,005)	(1,175)
Transfers between subaccounts, net	77,164	1,117,973	(147,460)
Maintenance charges and mortality adjustments	(232)	(233)	(47)
Increase (decrease) in net assets from contract transactions	(12,511)	1,178,934	(148,682)
Total increase (decrease) in net assets	128,113	1,374,343	(175,165)
Net assets as of December 31, 2020	$1,037,907	$2,724,001	$236,656

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Vanguard® VIF Equity Income	Vanguard® VIF Equity Index	Vanguard® VIF Global Bond Index
Net assets as of December 31, 2018	$854,005	$64,422	$-
Investment income (loss):
Dividend distributions	23,775	1,407	-
Investment Expenses:
Mortality and expense risk and administrative charges	(8,320)	(1,975)	(126)
Net investment income (loss)	15,455	(568)	(126)
Increase (decrease) in net assets from operations:
Capital gain distributions	57,740	1,843	-
Realized capital gain (loss) on investments	(15,663)	(713)	1,254
Change in unrealized appreciation (depreciation)	140,096	69,853	-
Net gain (loss) on investments	182,173	70,983	1,254
Net increase (decrease) in net assets from operations	197,628	70,415	1,128
Contract owner transactions:
Variable annuity deposits	118	325,754	1,600
Terminations, withdrawals and annuity payments	(28,727)	(25,134)	(271)
Transfers between subaccounts, net	72,033	80,988	(2,457)
Maintenance charges and mortality adjustments	(816)	(65)	-
Increase (decrease) in net assets from contract transactions	42,608	381,543	(1,128)
Total increase (decrease) in net assets	240,236	451,958	-
Net assets as of December 31, 2019	$1,094,241	$516,380	$-
Investment income (loss):
Dividend distributions	23,883	9,811	72
Investment Expenses:
Mortality and expense risk and administrative charges	(6,808)	(3,346)	(50)
Net investment income (loss)	17,075	6,465	22
Increase (decrease) in net assets from operations:
Capital gain distributions	29,808	11,509	18
Realized capital gain (loss) on investments	(26,276)	3,971	2
Change in unrealized appreciation (depreciation)	(41,810)	123,665	672
Net gain (loss) on investments	(38,278)	139,145	692
Net increase (decrease) in net assets from operations	(21,203)	145,610	714
Contract owner transactions:
Variable annuity deposits	185,407	555,340	23,352
Terminations, withdrawals and annuity payments	(58,683)	(6,340)	(51)
Transfers between subaccounts, net	(95,929)	86,863	48,720
Maintenance charges and mortality adjustments	(910)	(282)	(33)
Increase (decrease) in net assets from contract transactions	29,885	635,581	71,988
Total increase (decrease) in net assets	8,682	781,191	72,702
Net assets as of December 31, 2020	$1,102,923	$1,297,571	$72,702

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Vanguard® VIF Growth	Vanguard® VIF High Yield Bond	Vanguard® VIF International
Net assets as of December 31, 2018	$86,947	$453,510	$914,398
Investment income (loss):
Dividend distributions	408	43,362	14,732
Investment Expenses:
Mortality and expense risk and administrative charges	(1,865)	(4,485)	(7,213)
Net investment income (loss)	(1,457)	38,877	7,519
Increase (decrease) in net assets from operations:
Capital gain distributions	11,287	-	32,127
Realized capital gain (loss) on investments	3,923	(296)	(110,362)
Change in unrealized appreciation (depreciation)	15,189	70,359	367,850
Net gain (loss) on investments	30,399	70,063	289,615
Net increase (decrease) in net assets from operations	28,942	108,940	297,134
Contract owner transactions:
Variable annuity deposits	800	14,851	318,340
Terminations, withdrawals and annuity payments	(2,981)	(78,911)	(88,219)
Transfers between subaccounts, net	(2,510)	443,380	196,502
Maintenance charges and mortality adjustments	-	(197)	(514)
Increase (decrease) in net assets from contract transactions	(4,691)	379,123	426,109
Total increase (decrease) in net assets	24,251	488,063	723,243
Net assets as of December 31, 2019	$111,198	$941,573	$1,637,641
Investment income (loss):
Dividend distributions	423	37,374	22,428
Investment Expenses:
Mortality and expense risk and administrative charges	(2,305)	(3,866)	(8,433)
Net investment income (loss)	(1,882)	33,508	13,995
Increase (decrease) in net assets from operations:
Capital gain distributions	6,004	-	40,992
Realized capital gain (loss) on investments	4,099	(23,649)	18,814
Change in unrealized appreciation (depreciation)	47,062	15,957	894,103
Net gain (loss) on investments	57,165	(7,692)	953,909
Net increase (decrease) in net assets from operations	55,283	25,816	967,904
Contract owner transactions:
Variable annuity deposits	18,271	18,596	522,549
Terminations, withdrawals and annuity payments	(2,249)	(18,598)	(62,981)
Transfers between subaccounts, net	63,505	414,680	204,329
Maintenance charges and mortality adjustments	(35)	(604)	(1,146)
Increase (decrease) in net assets from contract transactions	79,492	414,074	662,751
Total increase (decrease) in net assets	134,775	439,890	1,630,655
Net assets as of December 31, 2020	$245,973	$1,381,463	$3,268,296

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Vanguard® VIF Mid-Cap Index	Vanguard® VIF Moderate Allocation	Vanguard® VIF Real Estate Index
Net assets as of December 31, 2018	$239,540	$701,714	$35,948
Investment income (loss):
Dividend distributions	3,566	22,883	1,454
Investment Expenses:
Mortality and expense risk and administrative charges	(2,874)	(10,135)	(1,919)
Net investment income (loss)	692	12,748	(465)
Increase (decrease) in net assets from operations:
Capital gain distributions	18,383	24,653	2,629
Realized capital gain (loss) on investments	(7,756)	9,685	6,104
Change in unrealized appreciation (depreciation)	74,761	169,538	17,115
Net gain (loss) on investments	85,388	203,876	25,848
Net increase (decrease) in net assets from operations	86,080	216,624	25,383
Contract owner transactions:
Variable annuity deposits	164	885,144	26,753
Terminations, withdrawals and annuity payments	(21,413)	(1,898)	(2,333)
Transfers between subaccounts, net	610,242	41,654	86,651
Maintenance charges and mortality adjustments	(38)	(73)	-
Increase (decrease) in net assets from contract transactions	588,955	924,827	111,071
Total increase (decrease) in net assets	675,035	1,141,451	136,454
Net assets as of December 31, 2019	$914,575	$1,843,165	$172,402
Investment income (loss):
Dividend distributions	13,703	43,592	1,843
Investment Expenses:
Mortality and expense risk and administrative charges	(26,148)	(41,090)	(1,047)
Net investment income (loss)	(12,445)	2,502	796
Increase (decrease) in net assets from operations:
Capital gain distributions	51,308	40,109	1,159
Realized capital gain (loss) on investments	33,196	14,347	9,243
Change in unrealized appreciation (depreciation)	631,640	688,202	(1,769)
Net gain (loss) on investments	716,144	742,658	8,633
Net increase (decrease) in net assets from operations	703,699	745,160	9,429
Contract owner transactions:
Variable annuity deposits	1,675,351	1,068,592	190,655
Terminations, withdrawals and annuity payments	(20,436)	(74,873)	(2,609)
Transfers between subaccounts, net	(528,411)	2,038,506	(96,800)
Maintenance charges and mortality adjustments	(295)	(6,094)	(34)
Increase (decrease) in net assets from contract transactions	1,126,209	3,026,131	91,212
Total increase (decrease) in net assets	1,829,908	3,771,291	100,641
Net assets as of December 31, 2020	$2,744,483	$5,614,456	$273,043

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Vanguard® VIF Short Term Investment Grade	Vanguard® VIF Small Company Growth (d)	Vanguard® VIF Total Bond Market Index
Net assets as of December 31, 2018	$967,505	$414,290	$1,778,827
Investment income (loss):
Dividend distributions	25,377	2,134	54,059
Investment Expenses:
Mortality and expense risk and administrative charges	(4,898)	(1,231)	(29,265)
Net investment income (loss)	20,479	903	24,794
Increase (decrease) in net assets from operations:
Capital gain distributions	-	46,365	-
Realized capital gain (loss) on investments	10,937	(35,589)	53,035
Change in unrealized appreciation (depreciation)	11,822	77,448	141,615
Net gain (loss) on investments	22,759	88,224	194,650
Net increase (decrease) in net assets from operations	43,238	89,127	219,444
Contract owner transactions:
Variable annuity deposits	107,720	16,087	433,637
Terminations, withdrawals and annuity payments	(75,798)	(8,515)	(51,242)
Transfers between subaccounts, net	(156,812)	(350,158)	475,293
Maintenance charges and mortality adjustments	(131)	(82)	(3,378)
Increase (decrease) in net assets from contract transactions	(125,021)	(342,668)	854,310
Total increase (decrease) in net assets	(81,783)	(253,541)	1,073,754
Net assets as of December 31, 2019	$885,722	$160,749	$2,852,581
Investment income (loss):
Dividend distributions	40,764	1,215	72,075
Investment Expenses:
Mortality and expense risk and administrative charges	(6,009)	(746)	(12,922)
Net investment income (loss)	34,755	469	59,153
Increase (decrease) in net assets from operations:
Capital gain distributions	-	17,563	-
Realized capital gain (loss) on investments	2,485	(239)	24,795
Change in unrealized appreciation (depreciation)	62,852	47,692	112,610
Net gain (loss) on investments	65,337	65,016	137,405
Net increase (decrease) in net assets from operations	100,092	65,485	196,558
Contract owner transactions:
Variable annuity deposits	239,147	40,492	609,449
Terminations, withdrawals and annuity payments	(26,349)	(1,585)	(58,356)
Transfers between subaccounts, net	745,861	29,849	779,565
Maintenance charges and mortality adjustments	(2,278)	(138)	(1,006)
Increase (decrease) in net assets from contract transactions	956,381	68,618	1,329,652
Total increase (decrease) in net assets	1,056,473	134,103	1,526,210
Net assets as of December 31, 2020	$1,942,195	$294,852	$4,378,791

(d) Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Vanguard® VIF Total International Stock Market Index	Vanguard® VIF Total Stock Market Index	Victory RS Partners (d)
Net assets as of December 31, 2018	$-	$719,633	$467,217
Investment income (loss):
Dividend distributions	-	13,166	4,565
Investment Expenses:
Mortality and expense risk and administrative charges	(322)	(9,202)	(4,684)
Net investment income (loss)	(322)	3,964	(119)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	23,573	46,598
Realized capital gain (loss) on investments	9	779	(12,759)
Change in unrealized appreciation (depreciation)	13,553	224,343	97,961
Net gain (loss) on investments	13,562	248,695	131,800
Net increase (decrease) in net assets from operations	13,240	252,659	131,681
Contract owner transactions:
Variable annuity deposits	223,110	248,703	1,535
Terminations, withdrawals and annuity payments	(376)	(149,015)	(55,489)
Transfers between subaccounts, net	67,374	552,147	(516)
Maintenance charges and mortality adjustments	-	(340)	(1,470)
Increase (decrease) in net assets from contract transactions	290,108	651,495	(55,940)
Total increase (decrease) in net assets	303,348	904,154	75,741
Net assets as of December 31, 2019	$303,348	$1,623,787	$542,958
Investment income (loss):
Dividend distributions	6,803	27,347	-
Investment Expenses:
Mortality and expense risk and administrative charges	(2,135)	(11,826)	(3,829)
Net investment income (loss)	4,668	15,521	(3,829)
Increase (decrease) in net assets from operations:
Capital gain distributions	1,922	52,759	7,405
Realized capital gain (loss) on investments	(1,073)	8,281	(18,212)
Change in unrealized appreciation (depreciation)	84,459	302,737	3,279
Net gain (loss) on investments	85,308	363,777	(7,528)
Net increase (decrease) in net assets from operations	89,976	379,298	(11,357)
Contract owner transactions:
Variable annuity deposits	286,934	475,055	1,634
Terminations, withdrawals and annuity payments	(36,438)	(21,601)	(32,862)
Transfers between subaccounts, net	211,323	608,391	(4,228)
Maintenance charges and mortality adjustments	(135)	(782)	(1,140)
Increase (decrease) in net assets from contract transactions	461,684	1,061,063	(36,596)
Total increase (decrease) in net assets	551,660	1,440,361	(47,953)
Net assets as of December 31, 2020	$855,008	$3,064,148	$495,005

(d) Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Victory RS Science and Technology	Victory RS Value	Virtus Ceredex Mid Cap Value Equity
Net assets as of December 31, 2018	$936,054	$1,770,118	$255,628
Investment income (loss):
Dividend distributions	-	13,446	3,366
Investment Expenses:
Mortality and expense risk and administrative charges	(10,296)	(19,945)	(3,151)
Net investment income (loss)	(10,296)	(6,499)	215
Increase (decrease) in net assets from operations:
Capital gain distributions	103,452	157,738	20,395
Realized capital gain (loss) on investments	5,776	(26,785)	(857)
Change in unrealized appreciation (depreciation)	253,529	416,199	71,319
Net gain (loss) on investments	362,757	547,152	90,857
Net increase (decrease) in net assets from operations	352,461	540,653	91,072
Contract owner transactions:
Variable annuity deposits	27,569	91,134	18,765
Terminations, withdrawals and annuity payments	(200,985)	(180,004)	(18,702)
Transfers between subaccounts, net	126,544	264,565	98,595
Maintenance charges and mortality adjustments	(2,979)	(8,387)	(1,645)
Increase (decrease) in net assets from contract transactions	(49,851)	167,308	97,013
Total increase (decrease) in net assets	302,610	707,961	188,085
Net assets as of December 31, 2019	$1,238,664	$2,478,079	$443,713
Investment income (loss):
Dividend distributions	-	-	2,148
Investment Expenses:
Mortality and expense risk and administrative charges	(13,085)	(16,214)	(2,687)
Net investment income (loss)	(13,085)	(16,214)	(539)
Increase (decrease) in net assets from operations:
Capital gain distributions	114,945	34,856	5,108
Realized capital gain (loss) on investments	30,379	(207,417)	(43,044)
Change in unrealized appreciation (depreciation)	653,725	(13,957)	(9,358)
Net gain (loss) on investments	799,049	(186,518)	(47,294)
Net increase (decrease) in net assets from operations	785,964	(202,732)	(47,833)
Contract owner transactions:
Variable annuity deposits	36,532	49,387	18,048
Terminations, withdrawals and annuity payments	(64,443)	(167,140)	(9,965)
Transfers between subaccounts, net	43,205	(337,052)	(93,245)
Maintenance charges and mortality adjustments	(3,141)	(6,777)	(1,242)
Increase (decrease) in net assets from contract transactions	12,153	(461,582)	(86,404)
Total increase (decrease) in net assets	798,117	(664,314)	(134,237)
Net assets as of December 31, 2020	$2,036,781	$1,813,765	$309,476

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Virtus Duff & Phelps Real Estate Securities Series	Virtus KAR Small-Cap Growth Series	Virtus Newfleet Multi-Sector Intermediate Bond Series
Net assets as of December 31, 2018	$101,083	$653,197	$1,037,703
Investment income (loss):
Dividend distributions	1,681	-	22,380
Investment Expenses:
Mortality and expense risk and administrative charges	(1,306)	(10,891)	(5,976)
Net investment income (loss)	375	(10,891)	16,404
Increase (decrease) in net assets from operations:
Capital gain distributions	10,054	160,467	-
Realized capital gain (loss) on investments	(6,352)	69,174	(308)
Change in unrealized appreciation (depreciation)	19,131	120,487	65,351
Net gain (loss) on investments	22,833	350,128	65,043
Net increase (decrease) in net assets from operations	23,208	339,237	81,447
Contract owner transactions:
Variable annuity deposits	2	126,091	16,820
Terminations, withdrawals and annuity payments	(574)	(170,918)	(307,249)
Transfers between subaccounts, net	(20,875)	215,476	(220,419)
Maintenance charges and mortality adjustments	(18)	(608)	-
Increase (decrease) in net assets from contract transactions	(21,465)	170,041	(510,848)
Total increase (decrease) in net assets	1,743	509,278	(429,401)
Net assets as of December 31, 2019	$102,826	$1,162,475	$608,302
Investment income (loss):
Dividend distributions	2,900	-	18,518
Investment Expenses:
Mortality and expense risk and administrative charges	(3,099)	(9,161)	(2,338)
Net investment income (loss)	(199)	(9,161)	16,180
Increase (decrease) in net assets from operations:
Capital gain distributions	4,795	165,347	-
Realized capital gain (loss) on investments	(45,789)	17,577	(1,377)
Change in unrealized appreciation (depreciation)	22,865	208,612	17,179
Net gain (loss) on investments	(18,129)	391,536	15,802
Net increase (decrease) in net assets from operations	(18,328)	382,375	31,982
Contract owner transactions:
Variable annuity deposits	139,357	169,041	-
Terminations, withdrawals and annuity payments	(10,747)	(166,579)	(636)
Transfers between subaccounts, net	107,999	(95,698)	(57,228)
Maintenance charges and mortality adjustments	(26)	(738)	-
Increase (decrease) in net assets from contract transactions	236,583	(93,974)	(57,864)
Total increase (decrease) in net assets	218,255	288,401	(25,882)
Net assets as of December 31, 2020	$321,081	$1,450,876	$582,420

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Virtus SGA International Growth Series	Virtus Strategic Allocation Series	Voya MidCap Opportunities Portfolio
Net assets as of December 31, 2018	$1,037,519	$62,868	$9,292
Investment income (loss):
Dividend distributions	5,947	901	10
Investment Expenses:
Mortality and expense risk and administrative charges	(3,261)	(1,022)	(160)
Net investment income (loss)	2,686	(121)	(150)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	993	1,376
Realized capital gain (loss) on investments	(39,089)	(64)	(14)
Change in unrealized appreciation (depreciation)	192,198	14,182	1,299
Net gain (loss) on investments	153,109	15,111	2,661
Net increase (decrease) in net assets from operations	155,795	14,990	2,511
Contract owner transactions:
Variable annuity deposits	-	-	-
Terminations, withdrawals and annuity payments	(432,746)	-	-
Transfers between subaccounts, net	(31,981)	(1,894)	-
Maintenance charges and mortality adjustments	(118)	-	-
Increase (decrease) in net assets from contract transactions	(464,845)	(1,894)	-
Total increase (decrease) in net assets	(309,050)	13,096	2,511
Net assets as of December 31, 2019	$728,469	$75,964	$11,803
Investment income (loss):
Dividend distributions	-	686	-
Investment Expenses:
Mortality and expense risk and administrative charges	(2,392)	(1,240)	(422)
Net investment income (loss)	(2,392)	(554)	(422)
Increase (decrease) in net assets from operations:
Capital gain distributions	10,769	3,259	3,026
Realized capital gain (loss) on investments	(1,819)	2,222	18,310
Change in unrealized appreciation (depreciation)	151,213	22,910	5,584
Net gain (loss) on investments	160,163	28,391	26,920
Net increase (decrease) in net assets from operations	157,771	27,837	26,498
Contract owner transactions:
Variable annuity deposits	584	23,933	39,297
Terminations, withdrawals and annuity payments	(20,222)	(526)	(490)
Transfers between subaccounts, net	(16,372)	(8,830)	(22,883)
Maintenance charges and mortality adjustments	(332)	-	-
Increase (decrease) in net assets from contract transactions	(36,342)	14,577	15,924
Total increase (decrease) in net assets	121,429	42,414	42,422
Net assets as of December 31, 2020	$849,898	$118,378	$54,225

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	VY Clarion Global Real Estate Portfolio	VY Clarion Real Estate Portfolio	Wells Fargo Growth (d)
Net assets as of December 31, 2018	$91,286	$-	$760,459
Investment income (loss):
Dividend distributions	2,481	-	-
Investment Expenses:
Mortality and expense risk and administrative charges	(800)	(63)	(8,031)
Net investment income (loss)	1,681	(63)	(8,031)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	100,112
Realized capital gain (loss) on investments	(143)	(1,171)	8,405
Change in unrealized appreciation (depreciation)	19,127	-	161,386
Net gain (loss) on investments	18,984	(1,171)	269,903
Net increase (decrease) in net assets from operations	20,665	(1,234)	261,872
Contract owner transactions:
Variable annuity deposits	-	101	6,709
Terminations, withdrawals and annuity payments	(1,707)	-	(65,314)
Transfers between subaccounts, net	(1,633)	1,133	(97,944)
Maintenance charges and mortality adjustments	-	-	(2,385)
Increase (decrease) in net assets from contract transactions	(3,340)	1,234	(158,934)
Total increase (decrease) in net assets	17,325	-	102,938
Net assets as of December 31, 2019	$108,611	$-	$863,397
Investment income (loss):
Dividend distributions	5,368	-	-
Investment Expenses:
Mortality and expense risk and administrative charges	(700)	-	(7,884)
Net investment income (loss)	4,668	-	(7,884)
Increase (decrease) in net assets from operations:
Capital gain distributions	8,167	-	130,851
Realized capital gain (loss) on investments	(58)	-	10,889
Change in unrealized appreciation (depreciation)	(18,239)	-	222,698
Net gain (loss) on investments	(10,130)	-	364,438
Net increase (decrease) in net assets from operations	(5,462)	-	356,554
Contract owner transactions:
Variable annuity deposits	-	-	9,771
Terminations, withdrawals and annuity payments	(1,733)	-	(144,088)
Transfers between subaccounts, net	5,486	-	2,093
Maintenance charges and mortality adjustments	(10)	-	(2,613)
Increase (decrease) in net assets from contract transactions	3,743	-	(134,837)
Total increase (decrease) in net assets	(1,719)	-	221,717
Net assets as of December 31, 2020	$106,892	$-	$1,085,114

(d) Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Wells Fargo International Equity VT	Wells Fargo Large Cap Core	Wells Fargo Omega Growth VT
Net assets as of December 31, 2018	$35,461	$1,425,019	$203,815
Investment income (loss):
Dividend distributions	1,416	19,210	-
Investment Expenses:
Mortality and expense risk and administrative charges	(173)	(12,557)	(3,147)
Net investment income (loss)	1,243	6,653	(3,147)
Increase (decrease) in net assets from operations:
Capital gain distributions	15,763	177,044	27,522
Realized capital gain (loss) on investments	(110)	55,894	2,495
Change in unrealized appreciation (depreciation)	(11,588)	86,159	39,018
Net gain (loss) on investments	4,065	319,097	69,035
Net increase (decrease) in net assets from operations	5,308	325,750	65,888
Contract owner transactions:
Variable annuity deposits	-	33,480	4,754
Terminations, withdrawals and annuity payments	-	(199,790)	(50,377)
Transfers between subaccounts, net	-	(468,128)	(12,113)
Maintenance charges and mortality adjustments	-	(4,574)	(214)
Increase (decrease) in net assets from contract transactions	-	(639,012)	(57,950)
Total increase (decrease) in net assets	5,308	(313,262)	7,938
Net assets as of December 31, 2019	$40,769	$1,111,757	$211,753
Investment income (loss):
Dividend distributions	914	8,535	-
Investment Expenses:
Mortality and expense risk and administrative charges	(130)	(7,805)	(3,319)
Net investment income (loss)	784	730	(3,319)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	107,570	17,575
Realized capital gain (loss) on investments	(136)	(47,137)	3,813
Change in unrealized appreciation (depreciation)	1,204	(49,167)	64,540
Net gain (loss) on investments	1,068	11,266	85,928
Net increase (decrease) in net assets from operations	1,852	11,996	82,609
Contract owner transactions:
Variable annuity deposits	-	22,743	13
Terminations, withdrawals and annuity payments	-	(169,380)	(2,957)
Transfers between subaccounts, net	-	(94,215)	(16,780)
Maintenance charges and mortality adjustments	-	(2,965)	(123)
Increase (decrease) in net assets from contract transactions	-	(243,817)	(19,847)
Total increase (decrease) in net assets	1,852	(231,821)	62,762
Net assets as of December 31, 2020	$42,621	$879,936	$274,515

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Wells Fargo Opportunity	Wells Fargo Opportunity VT	Wells Fargo Small Company Value
Net assets as of December 31, 2018	$727,250	$1,434,652	$4,787,103
Investment income (loss):
Dividend distributions	1,890	5,033	40,126
Investment Expenses:
Mortality and expense risk and administrative charges	(8,562)	(23,240)	(46,628)
Net investment income (loss)	(6,672)	(18,207)	(6,502)
Increase (decrease) in net assets from operations:
Capital gain distributions	46,117	200,557	481,584
Realized capital gain (loss) on investments	13,593	7,454	(3,671,863)
Change in unrealized appreciation (depreciation)	162,862	230,295	4,348,684
Net gain (loss) on investments	222,572	438,306	1,158,405
Net increase (decrease) in net assets from operations	215,900	420,099	1,151,903
Contract owner transactions:
Variable annuity deposits	21,067	10,312	103,153
Terminations, withdrawals and annuity payments	(58,068)	(248,089)	(533,827)
Transfers between subaccounts, net	(46,458)	182,726	(6,513)
Maintenance charges and mortality adjustments	(2,560)	(9,648)	(12,930)
Increase (decrease) in net assets from contract transactions	(86,019)	(64,699)	(450,117)
Total increase (decrease) in net assets	129,881	355,400	701,786
Net assets as of December 31, 2019	$857,131	$1,790,052	$5,488,889
Investment income (loss):
Dividend distributions	254	6,701	18,601
Investment Expenses:
Mortality and expense risk and administrative charges	(7,288)	(21,218)	(38,806)
Net investment income (loss)	(7,034)	(14,517)	(20,205)
Increase (decrease) in net assets from operations:
Capital gain distributions	41,233	115,844	-
Realized capital gain (loss) on investments	42,190	(11,792)	(98,013)
Change in unrealized appreciation (depreciation)	72,919	141,517	54,676
Net gain (loss) on investments	156,342	245,569	(43,337)
Net increase (decrease) in net assets from operations	149,308	231,052	(63,542)
Contract owner transactions:
Variable annuity deposits	19,859	845	91,519
Terminations, withdrawals and annuity payments	(80,297)	(141,480)	(568,465)
Transfers between subaccounts, net	(233,681)	(290,958)	(205,293)
Maintenance charges and mortality adjustments	(1,754)	(7,898)	(12,051)
Increase (decrease) in net assets from contract transactions	(295,873)	(439,491)	(694,290)
Total increase (decrease) in net assets	(146,565)	(208,439)	(757,832)
Net assets as of December 31, 2020	$710,566	$1,581,613	$4,731,057

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

Western Asset Variable Global High Yield Bond
Net assets as of December 31, 2018	$4,114,546
Investment income (loss):
Dividend distributions	201,913
Investment Expenses:
Mortality and expense risk and administrative charges	(32,075)
Net investment income (loss)	169,838
Increase (decrease) in net assets from operations:
Capital gain distributions	-
Realized capital gain (loss) on investments	(206,979)
Change in unrealized appreciation (depreciation)	337,443
Net gain (loss) on investments	130,464
Net increase (decrease) in net assets from operations	300,302
Contract owner transactions:
Variable annuity deposits	42,705
Terminations, withdrawals and annuity payments	(579,419)
Transfers between subaccounts, net	305,758
Maintenance charges and mortality adjustments	(14,728)
Increase (decrease) in net assets from contract transactions	(245,684)
Total increase (decrease) in net assets	54,618
Net assets as of December 31, 2019	$4,169,164
Investment income (loss):
Dividend distributions	73,516
Investment Expenses:
Mortality and expense risk and administrative charges	(30,589)
Net investment income (loss)	42,927
Increase (decrease) in net assets from operations:
Capital gain distributions	-
Realized capital gain (loss) on investments	(390,561)
Change in unrealized appreciation (depreciation)	230,167
Net gain (loss) on investments	(160,394)
Net increase (decrease) in net assets from operations	(117,467)
Contract owner transactions:
Variable annuity deposits	58,062
Terminations, withdrawals and annuity payments	(351,207)
Transfers between subaccounts, net	(1,608,936)
Maintenance charges and mortality adjustments	(12,894)
Increase (decrease) in net assets from contract transactions	(1,914,975)
Total increase (decrease) in net assets	(2,032,442)
Net assets as of December 31, 2020	$2,136,722

SBL Variable Annuity Account XIV
Notes to Financial Statements
December 31, 2020

1. Organization and Significant Accounting Policies

SBL Variable Annuity Account XIV (the Account) is a deferred variable annuity contract offered by Security Benefit Life Insurance Company (SBL). The Account is an investment company as defined by Financial Accounting Standard Board (FASB) Accounting Standard Codification (ASC) 946. The Account follows the accounting guidance as outlined in ASC 946. Purchase payments for AdvanceDesigns, AdvisorDesigns, EliteDesigns, EliteDesigns II and SecureDesigns are allocated to one or more of the subaccounts that comprise the Account.   The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended.  As directed by the owners, amounts directed to each subaccount are invested in a designated mutual fund as follows:

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser

7Twelve Balanced Portfolio	Class 3	7Twelve Advisors, LLC	-
7Twelve Balanced Portfolio	Class 4	7Twelve Advisors, LLC	-
AB VPS Dynamic Asset Allocation	B	AllianceBernstein LP	-
AB VPS Global Thematic Growth	B	AllianceBernstein LP	-
AB VPS Growth and Income	B	AllianceBernstein LP	-
AB VPS Small/Mid Cap Value	B	AllianceBernstein LP	-
Alger Capital Appreciation	S	Fred Alger Management, LLC	-
Alger Large Cap Growth	S	Fred Alger Management, LLC	-
ALPS/Alerian Energy Infrastructure	Class III	ALPS Advisors Inc	-
American Century Diversified Bond	A	American Century Investment Management, Inc	-
American Century Equity Income	A	American Century Investment Management, Inc	-
American Century Heritage	A	American Century Investment Management, Inc	-
American Century International Bond	A	American Century Investment Management, Inc	-
American Century International Growth	A	American Century Investment Management, Inc	-
American Century Select	A	American Century Investment Management, Inc	-
American Century Strategic Allocation: Aggressive	A	American Century Investment Management, Inc	-
American Century Strategic Allocation: Conservative	A	American Century Investment Management, Inc	-
American Century Strategic Allocation: Moderate	A	American Century Investment Management, Inc	-
American Century Ultra®	A	American Century Investment Management, Inc	-
American Century VP Disciplined Core Value	II	American Century Investment Management, Inc	-
American Century VP Inflation Protection	II	American Century Investment Management, Inc	-
American Century VP International	II	American Century Investment Management, Inc	-
American Century VP Mid Cap Value	II	American Century Investment Management, Inc	-
American Century VP Ultra®	II	American Century Investment Management, Inc	-
American Century VP Value	II	American Century Investment Management, Inc	-
American Funds IS® Asset Allocation	Class 4	Capital Research and Management Company	-
American Funds IS® Blue Chip Income and Growth	Class 4	Capital Research and Management Company	-
American Funds IS® Capital World Bond	Class 4	Capital Research and Management Company	-

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser

American Funds IS® Global Growth	Class 4	Capital Research and Management Company	-
American Funds IS® Global Growth and Income	Class 4	Capital Research and Management Company	-
American Funds IS® Global Small Capitalization	Class 4	Capital Research and Management Company	-
American Funds IS® Growth	Class 4	Capital Research and Management Company	-
American Funds IS® Growth-Income	Class 4	Capital Research and Management Company	-
American Funds IS® International	Class 4	Capital Research and Management Company	-
American Funds IS® International Growth and Income	Class 4	Capital Research and Management Company	-
American Funds IS® Mortgage	Class 4	Capital Research and Management Company	-
American Funds IS® New World	Class 4	Capital Research and Management Company	-
American Funds IS® U.S. Government/AAA-Rated Securities	Class 4	Capital Research and Management Company	-
AMG Managers Fairpointe Mid Cap	N	AMG Funds LLC	Fairpointe Capital LLC
Ariel®	-	Ariel Investments, LLC	-
Baron Asset	Retail	BAMCO Inc	-
BlackRock Advantage Large Cap Core V.I.	Class 3	BlackRock Advisors LLC	-
BlackRock Advantage Small Cap Growth	A	BlackRock Advisors LLC	-
BlackRock Basic Value V.I.	Class 3	BlackRock Advisors LLC	-
BlackRock Capital Appreciation V.I.	Class 3	BlackRock Advisors LLC	-
BlackRock Equity Dividend	A	BlackRock Advisors LLC	-
BlackRock Equity Dividend V.I.	Class 3	BlackRock Advisors LLC	-
BlackRock Global Allocation	A	BlackRock Advisors LLC	-
BlackRock Global Allocation V.I.	Class 3	BlackRock Advisors LLC	-
BlackRock High Yield V.I.	Class 3	BlackRock Advisors LLC	BlackRock International Ltd
BlackRock International Dividend	A	BlackRock Advisors LLC	BlackRock International Ltd
BlackRock Large Cap Focus Growth V.I.	Class 3	BlackRock Advisors LLC	-
BNY Mellon Appreciation	Investor	BNY Mellon Investment Adviser, Inc	Fayez Sarofim & Company
BNY Mellon Dynamic Value	A	BNY Mellon Investment Adviser, Inc	-
BNY Mellon IP MidCap Stock	Service	BNY Mellon Investment Adviser, Inc	-
BNY Mellon IP Small Cap Stock Index	Service	BNY Mellon Investment Adviser, Inc	-
BNY Mellon IP Technology Growth	Service	BNY Mellon Investment Adviser, Inc	-
BNY Mellon Opportunistic Midcap Value	A	BNY Mellon Investment Adviser, Inc	-
BNY Mellon Stock Index	Service	BNY Mellon Investment Adviser, Inc	Mellon Investments Corporation
BNY Mellon VIF Appreciation	Service	BNY Mellon Investment Adviser, Inc	Fayez Sarofim & Company
Calamos® Growth	A	Calamos Advisors LLC	-
Calamos® Growth and Income	A	Calamos Advisors LLC	-
Calamos® High Income Opportunities	A	Calamos Advisors LLC	-

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser

ClearBridge Small Cap Growth	A	Legg Mason Partners Fund Advisor, LLC	ClearBridge Investments, LLC
ClearBridge Variable Aggressive Growth	Class II	Legg Mason Partners Fund Advisor, LLC	ClearBridge Investments, LLC
ClearBridge Variable Small Cap Growth	Class I	Legg Mason Partners Fund Advisor, LLC	ClearBridge Investments, LLC
Dimensional VA Equity Allocation	Institutional	Dimensional Fund Advisors LP	Dimensional Fund Advisors Ltd DFA Australia Ltd
Dimensional VA Global Bond Portfolio	-	Dimensional Fund Advisors LP	Dimensional Fund Advisors Ltd DFA Australia Ltd
Dimensional VA Global Moderate Allocation	Institutional	Dimensional Fund Advisors LP	-
Dimensional VA International Small Portfolio	-	Dimensional Fund Advisors LP	Dimensional Fund Advisors Ltd DFA Australia Ltd
Dimensional VA International Value Portfolio	-	Dimensional Fund Advisors LP	Dimensional Fund Advisors Ltd DFA Australia Ltd
Dimensional VA Short-Term Fixed Portfolio	-	Dimensional Fund Advisors LP	Dimensional Fund Advisors Ltd DFA Australia Ltd
Dimensional VA U.S. Large Value Portfolio	-	Dimensional Fund Advisors LP	-
Dimensional VA U.S. Targeted Value Portfolio	-	Dimensional Fund Advisors LP	-
DWS Capital Growth VIP	B	DWS Investment Management Americas, Inc	-
DWS Core Equity VIP	B	DWS Investment Management Americas, Inc	-
DWS CROCI® U.S. VIP	B	DWS Investment Management Americas, Inc	-
DWS Global Small Cap VIP	B	DWS Investment Management Americas, Inc	-
DWS High Income VIP	B	DWS Investment Management Americas, Inc	-
DWS International Growth VIP	B	DWS Investment Management Americas, Inc	-
DWS Small Mid Cap Value VIP	B	DWS Investment Management Americas, Inc	-
Eaton Vance VT Floating-Rate Income	-	Eaton Vance Management	-
Federated Hermes Corporate Bond	A	Federated Investment Management Company	-
Federated Hermes Fund for U.S. Government Securities II	Primary	Federated Investment Management Company	-
Federated Hermes High Income Bond II	Service	Federated Investment Management Company	-
FFI Strategies	-	Third Avenue Management LLC	-
Fidelity® Advisor Dividend Growth	M	Fidelity Management & Research Company LLC	Fidelity Management & Research (UK) Ltd Fidelity Management & Research (Japan) Ltd Fidelity Management & Research (HK) Ltd FMR Co., Inc (FMRC)
Fidelity® Advisor International Capital Appreciation	M	Fidelity Management & Research Company LLC
FMR Investment Management (UK) Ltd
Fidelity Management & Research (Japan) Ltd
FIL Investments (Japan) Ltd
Fil Investment Advisors
FIL Investment Advisors (UK) Ltd
Fidelity Management & Research (UK) Ltd

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser

Fidelity® Advisor Leveraged Company Stock	M	Fidelity Management & Research Company LLC	FMR Investment Management (UK) Ltd Fidelity Management & Research (Japan) Ltd Fidelity Management & Research (HK) Ltd
Fidelity® Advisor New Insights	M	Fidelity Management & Research Company LLC	FMR Investment Management (UK) Ltd Fidelity Management & Research (Japan) Ltd Fidelity Management & Research (HK) Ltd
Fidelity® Advisor Real Estate	M	Fidelity Management & Research Company LLC	FMR Investment Management (UK) Ltd Fidelity Management & Research (Japan) Ltd Fidelity Management & Research (HK) Ltd
Fidelity® Advisor Stock Selector Mid Cap	M	Fidelity Management & Research Company LLC	Fidelity Management & Research (UK) Ltd Fidelity Management & Research (Japan) Ltd Fidelity Management & Research (HK) Ltd FMR Co., Inc (FMRC)
Fidelity® Advisor Value Strategies	M	Fidelity Management & Research Company LLC	Fidelity Management & Research (UK) Ltd Fidelity Management & Research (Japan) Ltd Fidelity Management & Research (HK) Ltd FMR Co., Inc (FMRC)
Fidelity® VIP Balanced	Service Class 2	Fidelity Management & Research Company LLC	FMR Investment Management (UK) Ltd Fidelity Management & Research (Japan) Ltd Fidelity Management & Research (HK) Ltd
Fidelity® VIP Contrafund	Service Class 2	Fidelity Management & Research Company LLC	FMR Investment Management (UK) Ltd Fidelity Management & Research (Japan) Ltd Fidelity Management & Research (HK) Ltd
Fidelity® VIP Disciplined Small Cap	Service Class 2	Fidelity Management & Research Company LLC	Geode Capital Management, LLC
Fidelity® VIP Emerging Markets	Service Class 2	Fidelity Management & Research Company LLC
FMR Investment Management (UK) Ltd
Fidelity Management & Research (Japan) Ltd
FIL Investments (Japan) Ltd
Fil Investment Advisors
FIL Investment Advisors (UK) Ltd
Fidelity Management & Research (UK) Ltd

Fidelity® VIP Equity-Income	Service Class 2	Fidelity Management & Research Company LLC	FMR Investment Management (UK) Ltd Fidelity Management & Research (Japan) Ltd Fidelity Management & Research (HK) Ltd

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser

Fidelity® VIP Growth & Income	Service Class 2	Fidelity Management & Research Company LLC	Fidelity Management & Research (UK) Ltd Fidelity Management & Research (Japan) Ltd Fidelity Management & Research (HK) Ltd FMR Co., Inc (FMRC)
Fidelity® VIP Growth Opportunities	Service Class 2	Fidelity Management & Research Company LLC	Fidelity Management & Research (UK) Ltd Fidelity Management & Research (Japan) Ltd Fidelity Management & Research (HK) Ltd FMR Co., Inc (FMRC)
Fidelity® VIP High Income	Service Class 2	Fidelity Management & Research Company LLC	FMR Investment Management (UK) Ltd Fidelity Management & Research (Japan) Ltd Fidelity Management & Research (HK) Ltd
Fidelity® VIP Index 500	Service Class 2	Fidelity Management & Research Company LLC	Geode Capital Management, LLC
Fidelity® VIP Investment Grade Bond	Service Class 2	Fidelity Management & Research Company LLC	FMR Investment Management (UK) Ltd Fidelity Management & Research (Japan) Ltd Fidelity Management & Research (HK) Ltd
Fidelity® VIP Mid Cap	Service Class 2	Fidelity Management & Research Company LLC	FMR Investment Management (UK) Ltd Fidelity Management & Research (Japan) Ltd Fidelity Management & Research (HK) Ltd
Fidelity® VIP Overseas	Service Class 2	Fidelity Management & Research Company LLC
FMR Investment Management (UK) Ltd
Fidelity Management & Research (Japan) Ltd
FIL Investments (Japan) Ltd
Fil Investment Advisors
FIL Investment Advisors (UK) Ltd
Fidelity Management & Research (UK) Ltd

Fidelity® VIP Real Estate	Service Class 2	Fidelity Management & Research Company LLC	FMR Investment Management (UK) Ltd Fidelity Management & Research (Japan) Ltd Fidelity Management & Research (HK) Ltd
Fidelity® VIP Strategic Income	Service Class 2	Fidelity Management & Research Company LLC
FMR Investment Management (UK) Ltd
Fidelity Management & Research (Japan) Ltd
FIL Investments (Japan) Ltd
Fil Investment Advisors
FIL Investment Advisors (UK) Ltd
Fidelity Management & Research (UK) Ltd

Franklin Allocation VIP Fund	Class 4	Franklin Advisers, Inc	Templeton Global Advisors Ltd Franklin Templeton Institutional, LLC

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser

Franklin Flex Cap Growth VIP Fund	Class 2	Franklin Advisers, Inc	-
Franklin Growth and Income VIP Fund	Class 2	Franklin Advisers, Inc	-
Franklin Income VIP Fund	Class 2	Franklin Advisers, Inc	-
Franklin Large Cap Growth VIP Fund	Class 2	Franklin Advisers, Inc	-
Franklin Mutual Global Discovery VIP Fund	Class 2	Franklin Mutual Advisers, LLC	-
Franklin Mutual Shares VIP Fund	Class 2	Franklin Mutual Advisers, LLC	-
Franklin Rising Dividends VIP Fund	Class 2	Franklin Advisers, Inc	-
Franklin Small Cap Value VIP Fund	Class 2	Franklin Mutual Advisers, LLC	-
Franklin Small-Mid Cap Growth VIP Fund	Class 2	Franklin Advisers, Inc	-
Franklin Strategic Income VIP Fund	Class 2	Franklin Advisers, Inc	-
Franklin U.S. Government Securities VIP Fund	Class 2	Franklin Advisers, Inc	-
Goldman Sachs Emerging Markets Equity	Service	Goldman Sachs Asset Management, LP	-
Goldman Sachs Government Income	Service	Goldman Sachs Asset Management, LP	-
Goldman Sachs VIT Growth Opportunities	Service	Goldman Sachs Asset Management, LP	-
Goldman Sachs VIT High Quality Floating Rate	Service	Goldman Sachs Asset Management, LP	-
Goldman Sachs VIT International Equity Insights	Service	Goldman Sachs Asset Management, LP	-
Goldman Sachs VIT Large Cap Value	Service	Goldman Sachs Asset Management, LP	-
Goldman Sachs VIT Mid Cap Value	Service	Goldman Sachs Asset Management, LP	-
Goldman Sachs VIT Small Cap Equity Insights	Service	Goldman Sachs Asset Management, LP	-
Goldman Sachs VIT Strategic Growth	Service	Goldman Sachs Asset Management, LP	-
Guggenheim Alpha Opportunity	A	Security Investors, LLC	-
Guggenheim Floating Rate Strategies	A	Guggenheim Partners Investment Mgmt LLC	-
Guggenheim High Yield	A	Security Investors, LLC	-
Guggenheim Large Cap Value	A	Security Investors, LLC	-
Guggenheim Long Short Equity	P	Security Investors, LLC	-
Guggenheim Macro Opportunities	A	Guggenheim Partners Investment Mgmt LLC	-
Guggenheim Managed Futures Strategy	P	Security Investors, LLC	-
Guggenheim Multi-Hedge Strategies	P	Security Investors, LLC	-
Guggenheim Small Cap Value	A	Security Investors, LLC	-
Guggenheim SMid Cap Value	A	Security Investors, LLC	-
Guggenheim StylePlus Large Core	A	Security Investors, LLC	-
Guggenheim StylePlus Mid Growth	A	Security Investors, LLC	-
Guggenheim Total Return Bond	A	Guggenheim Partners Investment Mgmt LLC	-
Guggenheim US Investment Grade Bond	A	Security Investors, LLC	-
Guggenheim VIF All Cap Value	-	Security Investors, LLC	-

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser

Guggenheim VIF Alpha Opportunity	-	Security Investors, LLC	-
Guggenheim VIF Floating Rate Strategies	-	Guggenheim Partners Investment Mgmt LLC	-
Guggenheim VIF Global Managed Futures Strategy	-	Security Investors, LLC	-
Guggenheim VIF High Yield	-	Security Investors, LLC	-
Guggenheim VIF Large Cap Value	-	Security Investors, LLC	-
Guggenheim VIF Long Short Equity	-	Security Investors, LLC	-
Guggenheim VIF Managed Asset Allocation	-	Security Investors, LLC	-
Guggenheim VIF Multi-Hedge Strategies	-	Security Investors, LLC	-
Guggenheim VIF Small Cap Value	-	Security Investors, LLC	-
Guggenheim VIF SMid Cap Value	-	Security Investors, LLC	-
Guggenheim VIF StylePlus Large Core	-	Security Investors, LLC	-
Guggenheim VIF StylePlus Large Growth	-	Security Investors, LLC	-
Guggenheim VIF StylePlus Mid Growth	-	Security Investors, LLC	-
Guggenheim VIF StylePlus Small Growth	-	Security Investors, LLC	-
Guggenheim VIF Total Return Bond	-	Security Investors, LLC	-
Guggenheim VIF World Equity Income	-	Security Investors, LLC	-
Guggenheim World Equity Income	A	Security Investors, LLC	-
Invesco American Franchise	A	Invesco Advisers, Inc	-
Invesco Comstock	A	Invesco Advisers, Inc	-
Invesco Developing Markets	Class A	Invesco Advisers, Inc	-
Invesco Discovery	Class A	Invesco Advisers, Inc	-
Invesco Discovery Mid Cap Growth	A	Invesco Advisers, Inc	-
Invesco Energy	A	Invesco Advisers, Inc	-
Invesco Equity and Income	A	Invesco Advisers, Inc	-
Invesco Global	Class A	Invesco Advisers, Inc	-
Invesco Gold & Special Minerals	A	Invesco Advisers, Inc	-
Invesco Main Street Mid Cap	A	Invesco Advisers, Inc	-
Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund	Series II	Invesco Advisers, Inc	-
Invesco Oppenheimer V.I. Global Fund	Series II	Invesco Advisers, Inc	-
Invesco Oppenheimer V.I. Global Strategic Income Fund	Series II	Invesco Advisers, Inc	-
Invesco Oppenheimer V.I. International Growth Fund	Series II	Invesco Advisers, Inc	-
Invesco Oppenheimer V.I. Main Street Small Cap Fund	Series II	Invesco Advisers, Inc	-
Invesco Oppenheimer V.I. Total Return Bond Fund	Series II	Invesco Advisers, Inc	-
Invesco Small Cap Growth	A	Invesco Advisers, Inc	-

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser

Invesco Technology	A	Invesco Advisers, Inc	-
Invesco V.I. American Franchise	Series I	Invesco Advisers, Inc	-
Invesco V.I. American Franchise	Series II	Invesco Advisers, Inc	-
Invesco V.I. American Value	Series II	Invesco Advisers, Inc	-
Invesco V.I. Balanced-Risk Allocation	Series II	Invesco Advisers, Inc	-
Invesco V.I. Comstock	Series II	Invesco Advisers, Inc	-
Invesco V.I. Core Equity	Series II	Invesco Advisers, Inc	-
Invesco V.I. Equity and Income	Series II	Invesco Advisers, Inc	-
Invesco V.I. Global Core Equity	Series II	Invesco Advisers, Inc	Invesco Canada Ltd
Invesco V.I. Global Real Estate	Series I	Invesco Advisers, Inc	Invesco Asset Management Ltd
Invesco V.I. Global Real Estate	Series II	Invesco Advisers, Inc	Invesco Asset Management Ltd
Invesco V.I. Government Money Market	Series II	Invesco Advisers, Inc	-
Invesco V.I. Government Securities	Series II	Invesco Advisers, Inc	-
Invesco V.I. Growth and Income	Series II	Invesco Advisers, Inc	-
Invesco V.I. Health Care	Series I	Invesco Advisers, Inc	-
Invesco V.I. Health Care	Series II	Invesco Advisers, Inc	-
Invesco V.I. High Yield	Series II	Invesco Advisers, Inc	-
Invesco V.I. International Growth	Series II	Invesco Advisers, Inc	-
Invesco V.I. Managed Volatility	Series II	Invesco Advisers, Inc	-
Invesco V.I. Mid Cap Core Equity	Series II	Invesco Advisers, Inc	-
Invesco V.I. S&P 500 Index	Series II	Invesco Advisers, Inc	Invesco Capital Management LLC
Invesco V.I. Small Cap Equity	Series II	Invesco Advisers, Inc	-
Invesco V.I. Value Opportunities	Series II	Invesco Advisers, Inc	-
Invesco Value Opportunities	A	Invesco Advisers, Inc	-
Ivy Asset Strategy	A	Ivy Investment Management Co	-
Ivy VIP Asset Strategy	-	Ivy Investment Management Co	-
Ivy VIP Balanced	-	Ivy Investment Management Co	-
Ivy VIP Core Equity	-	Ivy Investment Management Co	-
Ivy VIP Energy	-	Ivy Investment Management Co	-
Ivy VIP Global Bond	-	Ivy Investment Management Co	-
Ivy VIP Global Equity Income	-	Ivy Investment Management Co	-
Ivy VIP Global Growth	-	Ivy Investment Management Co	-
Ivy VIP Growth	-	Ivy Investment Management Co	-
Ivy VIP High Income	-	Ivy Investment Management Co	-
Ivy VIP International Core Equity	-	Ivy Investment Management Co	-
Ivy VIP Limited-Term Bond	-	Ivy Investment Management Co	-

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser

Ivy VIP Mid Cap Growth	-	Ivy Investment Management Co	-
Ivy VIP Natural Resources	-	Ivy Investment Management Co	-
Ivy VIP Science and Technology	-	Ivy Investment Management Co	-
Ivy VIP Securian Real Estate Securities	-	Ivy Investment Management Co	Securian Asset Management, Inc
Ivy VIP Small Cap Core	-	Ivy Investment Management Co	-
Ivy VIP Small Cap Growth	-	Ivy Investment Management Co	-
Ivy VIP Value	-	Ivy Investment Management Co	-
Janus Henderson Mid Cap Value	S	Janus Capital Management LLC	Perkins Investment Management LLC
Janus Henderson Overseas	S	Janus Capital Management LLC	-
Janus Henderson U.S. Managed Volatility	S	Janus Capital Management LLC	INTECH Investment Management LLC
Janus Henderson VIT Enterprise	Service	Janus Capital Management LLC	-
Janus Henderson VIT Forty	Service	Janus Capital Management LLC	-
Janus Henderson VIT Mid Cap Value	Service	Janus Capital Management LLC	Perkins Investment Management LLC
Janus Henderson VIT Overseas	Service	Janus Capital Management LLC	-
Janus Henderson VIT Research	Service	Janus Capital Management LLC	-
JPMorgan Insurance Trust Core Bond Portfolio	Class 2	J.P. Morgan Investment Management, Inc	-
JPMorgan Insurance Trust Small Cap Core Portfolio	Class 2	J.P. Morgan Investment Management, Inc	-
JPMorgan Insurance Trust US Equity Portfolio	Class 2	J.P. Morgan Investment Management, Inc	-
Lord Abbett Series Bond-Debenture VC	VC	Lord, Abbett & Co LLC	-
Lord Abbett Series Developing Growth VC	VC	Lord, Abbett & Co LLC	-
Lord Abbett Series Dividend Growth VC	VC	Lord, Abbett & Co LLC	-
Lord Abbett Series Fundamental Equity VC	VC	Lord, Abbett & Co LLC	-
Lord Abbett Series Growth and Income VC	VC	Lord, Abbett & Co LLC	-
Lord Abbett Series Growth Opportunities VC	VC	Lord, Abbett & Co LLC	-
Lord Abbett Series Mid Cap Stock VC	VC	Lord, Abbett & Co LLC	-
Lord Abbett Series Total Return VC	VC	Lord, Abbett & Co LLC	-
MFS® VIT Emerging Markets Equity	Service	Massachusetts Financial Services Company	-
MFS® VIT Global Tactical Allocation	Service	Massachusetts Financial Services Company	-
MFS® VIT High Yield	Service	Massachusetts Financial Services Company	-
MFS® VIT II MA Investors Growth Stock	Service	Massachusetts Financial Services Company	-
MFS® VIT II Research International	Service	Massachusetts Financial Services Company	-
MFS® VIT International Intrinsic Value	Service	Massachusetts Financial Services Company	-
MFS® VIT Investors Trust	Service	Massachusetts Financial Services Company	-
MFS® VIT New Discovery	Service	Massachusetts Financial Services Company	-
MFS® VIT Research	Service	Massachusetts Financial Services Company	-
MFS® VIT Total Return	Service	Massachusetts Financial Services Company	-

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser

MFS® VIT Total Return Bond	Service	Massachusetts Financial Services Company	-
MFS® VIT Utilities	Service	Massachusetts Financial Services Company	-
Morgan Stanley VIF Emerging Markets Debt	II	Morgan Stanley Investment Management, Inc	Morgan Stanley Investment Management Ltd
Morgan Stanley VIF Emerging Markets Equity	II	Morgan Stanley Investment Management, Inc	Morgan Stanley Investment Management Co
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	Class II	ALPS Advisors Inc	Morningstar Investment Management LLC
Morningstar Balanced ETF Asset Allocation Portfolio	Class II	ALPS Advisors Inc	Morningstar Investment Management LLC
Morningstar Conservative ETF Asset Allocation Portfolio	Class II	ALPS Advisors Inc	Morningstar Investment Management LLC
Morningstar Growth ETF Asset Allocation Portfolio	Class II	ALPS Advisors Inc	Morningstar Investment Management LLC
Morningstar Income and Growth ETF Asset Allocation Portfolio	Class II	ALPS Advisors Inc	Morningstar Investment Management LLC
Neuberger Berman AMT Sustainable Equity	I	Neuberger Berman Investment Advisers LLC	-
Neuberger Berman AMT Sustainable Equity	S	Neuberger Berman Investment Advisers LLC	-
Neuberger Berman Core Bond	A	Neuberger Berman Investment Advisers LLC	-
Neuberger Berman Large Cap Value	Advisor	Neuberger Berman Investment Advisers LLC	-
Neuberger Berman Sustainable Equity	Trust	Neuberger Berman Investment Advisers LLC	-
North Square Oak Ridge Small Cap Growth	A	North Square Investments, LLC	Oak Ridge Investments, LLC
Northern Global Tactical Asset Allocation	A	Northern Trust Investments Inc	-
Northern Large Cap Core	-	Northern Trust Investments Inc	-
Northern Large Cap Value	-	Northern Trust Investments Inc	-
PGIM Jennison 20/20 Focus	A	PGIM Investments LLC	Jennison Associates LLC
PGIM Jennison Mid-Cap Growth	A	PGIM Investments LLC	Jennison Associates LLC
PGIM Jennison Natural Resources	A	PGIM Investments LLC	Jennison Associates LLC
PGIM Jennison Small Company	A	PGIM Investments LLC	Jennison Associates LLC
PGIM QMA Small-Cap Value	A	PGIM Investments LLC	QMA LLC
PIMCO All Asset	R	Pacific Investment Management Company, LLC	Research Affiliates LLC
PIMCO CommodityRealReturn Strategy	A	Pacific Investment Management Company, LLC	-
PIMCO Emerging Markets Bond	A	Pacific Investment Management Company, LLC	-
PIMCO High Yield	A	Pacific Investment Management Company, LLC	-
PIMCO International Bond (U.S. Dollar-Hedged)	R	Pacific Investment Management Company, LLC	-
PIMCO Low Duration	R	Pacific Investment Management Company, LLC	-
PIMCO Real Return	R	Pacific Investment Management Company, LLC	-
PIMCO StocksPLUS® Small Fund	A	Pacific Investment Management Company, LLC	-
PIMCO Total Return	R	Pacific Investment Management Company, LLC	-
PIMCO VIT All Asset	Administrative	Pacific Investment Management Company, LLC	Research Affiliates LLC

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser

PIMCO VIT All Asset	Advisor	Pacific Investment Management Company, LLC	Research Affiliates LLC
PIMCO VIT CommodityRealReturn Strategy	Administrative	Pacific Investment Management Company, LLC	-
PIMCO VIT CommodityRealReturn Strategy	Advisor	Pacific Investment Management Company, LLC	-
PIMCO VIT Emerging Markets Bond	Advisor	Pacific Investment Management Company, LLC	-
PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)	Advisor	Pacific Investment Management Company, LLC	-
PIMCO VIT Global Managed Asset Allocation	Advisor	Pacific Investment Management Company, LLC	-
PIMCO VIT High Yield	Advisor	Pacific Investment Management Company, LLC	-
PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)	Administrative	Pacific Investment Management Company, LLC	-
PIMCO VIT International Bond Portfolio (Unhedged)	Advisor	Pacific Investment Management Company, LLC	-
PIMCO VIT Low Duration	Administrative	Pacific Investment Management Company, LLC	-
PIMCO VIT Low Duration	Advisor	Pacific Investment Management Company, LLC	-
PIMCO VIT Real Return	Administrative	Pacific Investment Management Company, LLC	-
PIMCO VIT Real Return	Advisor	Pacific Investment Management Company, LLC	-
PIMCO VIT Short-Term	Advisor	Pacific Investment Management Company, LLC	-
PIMCO VIT Total Return	Administrative	Pacific Investment Management Company, LLC	-
PIMCO VIT Total Return	Advisor	Pacific Investment Management Company, LLC	-
Pioneer Bond VCT	II	Amundi Asset Management US, Inc	-
Pioneer Equity Income VCT	II	Amundi Asset Management US, Inc	-
Pioneer High Yield VCT	II	Amundi Asset Management US, Inc	-
Pioneer Real Estate Shares VCT	II	Amundi Asset Management US, Inc	-
Pioneer Strategic Income	A	Amundi Asset Management US, Inc	-
Pioneer Strategic Income VCT	II	Amundi Asset Management US, Inc	-
Power Income VIT	Class 2	Donoghue Forlines, LLC	-
Probabilities Fund	Class 2	Probabilities Fund Management, LLC	-
Putnam VT Diversified Income	IB	Putnam Investment Management, LLC	Putnam Investments Ltd
Putnam VT Equity Income	IB	Putnam Investment Management, LLC	Putnam Investments Ltd
Putnam VT Global Asset Allocation	IB	Putnam Investment Management, LLC	Putnam Advisory Company, LLC Putnam Investments Ltd
Putnam VT Growth Opportunities	IB	Putnam Investment Management, LLC	Putnam Investments Ltd
Putnam VT High Yield	IB	Putnam Investment Management, LLC	Putnam Investments Ltd
Putnam VT Income	IB	Putnam Investment Management, LLC	Putnam Investments Ltd
Putnam VT Multi-Asset Absolute Return	IB	Putnam Investment Management, LLC	Putnam Advisory Company, LLC Putnam Investments Ltd
Putnam VT Multi-Cap Core	IB	Putnam Investment Management, LLC	Putnam Investments Ltd

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser

Putnam VT Small Cap Growth	IB	Putnam Investment Management, LLC	Putnam Investments Ltd
Putnam VT Small Cap Value	IB	Putnam Investment Management, LLC	Putnam Investments Ltd
Redwood Managed Volatility	Class N	Redwood Investment Management, LLC	-
Royce Micro-Cap	Investment	Royce & Associates, LP	-
Royce Opportunity	Service	Royce & Associates, LP	-
Royce Small-Cap Value	Service	Royce & Associates, LP	-
Rydex VIF Banking	-	Security Investors, LLC	-
Rydex VIF Basic Materials	-	Security Investors, LLC	-
Rydex VIF Biotechnology	-	Security Investors, LLC	-
Rydex VIF Commodities Strategy	-	Security Investors, LLC	-
Rydex VIF Consumer Products	-	Security Investors, LLC	-
Rydex VIF Dow 2x Strategy	-	Security Investors, LLC	-
Rydex VIF Electronics	-	Security Investors, LLC	-
Rydex VIF Energy	-	Security Investors, LLC	-
Rydex VIF Energy Services	-	Security Investors, LLC	-
Rydex VIF Europe 1.25x Strategy	-	Security Investors, LLC	-
Rydex VIF Financial Services	-	Security Investors, LLC	-
Rydex VIF Government Long Bond 1.2x Strategy	-	Security Investors, LLC	-
Rydex VIF Health Care	-	Security Investors, LLC	-
Rydex VIF High Yield Strategy	-	Security Investors, LLC	-
Rydex VIF Internet	-	Security Investors, LLC	-
Rydex VIF Inverse Dow 2x Strategy	-	Security Investors, LLC	-
Rydex VIF Inverse Government Long Bond Strategy	-	Security Investors, LLC	-
Rydex VIF Inverse Mid-Cap Strategy	-	Security Investors, LLC	-
Rydex VIF Inverse NASDAQ-100® Strategy	-	Security Investors, LLC	-
Rydex VIF Inverse Russell 2000® Strategy	-	Security Investors, LLC	-
Rydex VIF Inverse S&P 500 Strategy	-	Security Investors, LLC	-
Rydex VIF Japan 2x Strategy	-	Security Investors, LLC	-
Rydex VIF Leisure	-	Security Investors, LLC	-
Rydex VIF Mid-Cap 1.5x Strategy	-	Security Investors, LLC	-
Rydex VIF NASDAQ-100®	-	Security Investors, LLC	-
Rydex VIF NASDAQ-100® 2x Strategy	-	Security Investors, LLC	-
Rydex VIF Nova	-	Security Investors, LLC	-
Rydex VIF Precious Metals	-	Security Investors, LLC	-
Rydex VIF Real Estate	-	Security Investors, LLC	-
Rydex VIF Retailing	-	Security Investors, LLC	-

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser

Rydex VIF Russell 2000® 1.5x Strategy	-	Security Investors, LLC	-
Rydex VIF Russell 2000® 2x Strategy	-	Security Investors, LLC	-
Rydex VIF S&P 500 2x Strategy	-	Security Investors, LLC	-
Rydex VIF S&P 500 Pure Growth	-	Security Investors, LLC	-
Rydex VIF S&P 500 Pure Value	-	Security Investors, LLC	-
Rydex VIF S&P MidCap 400 Pure Growth	-	Security Investors, LLC	-
Rydex VIF S&P MidCap 400 Pure Value	-	Security Investors, LLC	-
Rydex VIF S&P SmallCap 600 Pure Growth	-	Security Investors, LLC	-
Rydex VIF S&P SmallCap 600 Pure Value	-	Security Investors, LLC	-
Rydex VIF Strengthening Dollar 2x Strategy	-	Security Investors, LLC	-
Rydex VIF Technology	-	Security Investors, LLC	-
Rydex VIF Telecommunications	-	Security Investors, LLC	-
Rydex VIF Transportation	-	Security Investors, LLC	-
Rydex VIF U.S. Government Money Market	-	-	-
Rydex VIF Utilities	-	Security Investors, LLC	-
Rydex VIF Weakening Dollar 2x Strategy	-	Security Investors, LLC	-
T. Rowe Price Blue Chip Growth	II	T. Rowe Price Associates, Inc	-
T. Rowe Price Capital Appreciation	Advisor	T. Rowe Price Associates, Inc	-
T. Rowe Price Equity Income	II	T. Rowe Price Associates, Inc	-
T. Rowe Price Growth Stock	R	T. Rowe Price Associates, Inc	-
T. Rowe Price Health Sciences	II	T. Rowe Price Associates, Inc	-
T. Rowe Price Limited-Term Bond	II	T. Rowe Price Associates, Inc	-
T. Rowe Price Retirement 2010	R	T. Rowe Price Associates, Inc	-
T. Rowe Price Retirement 2015	R	T. Rowe Price Associates, Inc	-
T. Rowe Price Retirement 2020	R	T. Rowe Price Associates, Inc	-
T. Rowe Price Retirement 2025	R	T. Rowe Price Associates, Inc	-
T. Rowe Price Retirement 2030	R	T. Rowe Price Associates, Inc	-
T. Rowe Price Retirement 2035	R	T. Rowe Price Associates, Inc	-
T. Rowe Price Retirement 2040	R	T. Rowe Price Associates, Inc	-
T. Rowe Price Retirement 2045	R	T. Rowe Price Associates, Inc	-
T. Rowe Price Retirement 2050	R	T. Rowe Price Associates, Inc	-
T. Rowe Price Retirement 2055	R	T. Rowe Price Associates, Inc	-
T. Rowe Price Retirement Balanced	R	T. Rowe Price Associates, Inc	-
Templeton Developing Markets VIP Fund	Class 2	Templeton Asset Management Ltd	Franklin Templeton Inv Mgmt Ltd
Templeton Foreign VIP Fund	Class 2	Templeton Investment Counsel LLC	-
Templeton Global Bond VIP Fund	Class 2	Franklin Advisers, Inc	-

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser

Templeton Growth VIP Fund	Class 2	Templeton Global Advisors Ltd	-
TOPS® Aggressive Growth ETF	Investor	ValMark Advisers, Inc	Milliman Financial Risk Management LLC
TOPS® Balanced ETF	Investor	ValMark Advisers, Inc	Milliman Financial Risk Management LLC
TOPS® Conservative ETF	Investor	ValMark Advisers, Inc	Milliman Financial Risk Management LLC
TOPS® Growth ETF	Investor	ValMark Advisers, Inc	Milliman Financial Risk Management LLC
TOPS® Managed Risk Balanced ETF	Investor	ValMark Advisers, Inc	Milliman Financial Risk Management LLC
TOPS® Managed Risk Growth ETF	Investor	ValMark Advisers, Inc	Milliman Financial Risk Management LLC
TOPS® Managed Risk Moderate Growth ETF	Investor	ValMark Advisers, Inc	Milliman Financial Risk Management LLC
TOPS® Moderate Growth ETF	Investor	ValMark Advisers, Inc	Milliman Financial Risk Management LLC
VanEck VIP Global Gold	S	Van Eck Associates Corporation	-
VanEck VIP Global Hard Assets	S	Van Eck Associates Corporation	-
Vanguard® VIF Balanced	-	Wellington Management Company LLP	-
Vanguard® VIF Capital Growth	-	PRIMECAP Management Company	-
Vanguard® VIF Conservative Allocation	-	Vanguard Group Inc	-
Vanguard® VIF Diversified Value	-	Lazard Asset Management LLC;Hotchkis & Wiley Capital Management LLC	-
Vanguard® VIF Equity Income	-	Vanguard Group Inc;Wellington Management Company LLP	-
Vanguard® VIF Equity Index	-	Vanguard Group Inc	-
Vanguard® VIF Global Bond Index	-	Vanguard Group Inc	-
Vanguard® VIF Growth	-	Wellington Management Company LLP;Jackson Square Partners, LLC	-
Vanguard® VIF High Yield Bond	-	Wellington Management Company LLP	-
Vanguard® VIF International	-	Baillie Gifford Overseas Ltd;Schroder Investment Management North America Inc	-
Vanguard® VIF Mid-Cap Index	-	Vanguard Group Inc	-
Vanguard® VIF Moderate Allocation	-	Vanguard Group Inc	-
Vanguard® VIF Real Estate Index	-	Vanguard Group Inc	-
Vanguard® VIF Short Term Investment Grade	-	Vanguard Group Inc	-
Vanguard® VIF Small Company Growth	-	ArrowMark Colorado Holdings, LLC (ArrowMark Partners);Vanguard Group Inc	-
Vanguard® VIF Total Bond Market Index	-	Vanguard Group Inc	-
Vanguard® VIF Total International Stock Market Index	-	Vanguard Group Inc	-
Vanguard® VIF Total Stock Market Index	-	Vanguard Group Inc	-
Victory RS Partners	A	Victory Capital Management Inc	-

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser

Victory RS Science and Technology	A	Victory Capital Management Inc	-
Victory RS Value	A	Victory Capital Management Inc	-
Virtus Ceredex Mid Cap Value Equity	A	Virtus Fund Advisers, LLC	Ceredex Value Advisors LLC
Virtus Duff & Phelps Real Estate Securities Series	A	Virtus Investment Advisers, Inc	Duff & PheLPs Investment Management Co
Virtus KAR Small-Cap Growth Series	A	Virtus Investment Advisers, Inc	Kayne Anderson Rudnick Inv Mgmt., LLC
Virtus Newfleet Multi-Sector Intermediate Bond Series	A	Virtus Investment Advisers, Inc	Newfleet Asset Management, LLC
Virtus SGA International Growth Series	A	Virtus Investment Advisers, Inc	Sustainable Growth Advisers, LP
Virtus Strategic Allocation Series	A	Virtus Investment Advisors (VIA)	Newfleet Asset Management, LLC Kayne Anderson Rudnick Investment Management LLC
Voya MidCap Opportunities Portfolio	S2	Voya Investments, LLC	Voya Investment Management Co. LLC
VY Clarion Global Real Estate Portfolio	S2	Voya Investments, LLC	CBRE Clarion Securities LLC
VY Clarion Real Estate Portfolio	S2	Voya Investments, LLC	CBRE Clarion Securities LLC
Wells Fargo Growth	A	Wells Fargo Funds Management LLC	Wells Capital Management Inc
Wells Fargo International Equity VT	2	Wells Fargo Funds Management LLC	Wells Capital Management Inc
Wells Fargo Large Cap Core	A	Wells Fargo Funds Management LLC	Wells Capital Management Inc
Wells Fargo Omega Growth VT	2	Wells Fargo Funds Management LLC	Wells Capital Management Inc
Wells Fargo Opportunity	A	Wells Fargo Funds Management LLC	Wells Capital Management Inc
Wells Fargo Opportunity VT	2	Wells Fargo Funds Management LLC	Wells Capital Management Inc
Wells Fargo Small Company Value	A	Wells Fargo Funds Management LLC	Wells Capital Management Inc
Western Asset Variable Global High Yield Bond	II	Legg Mason Partners Fund Advisor, LLC	Western Asset Management Company Pte Ltd – Singapore Inc Western Asset Management Company, LLC Inc Western Asset Management Company Ltd – UK

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from SBL’s other assets and liabilities. The portion of the Account’s assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business SBL may conduct.

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Four Hundred Thirty-five subaccounts are currently offered by the Account.  The following subaccounts had no activity for two consecutive years and are not included in the statements of net assets or the statements of operations and changes in net assets:

Subaccount

7Twelve Balanced Portfolio Class 4
Dimensional VA Global Moderate Allocation
Guggenheim Managed Futures Strategy
Lord Abbett Series Fundamental Equity VC
TOPS® Aggressive Growth ETF
TOPS® Balanced ETF
TOPS® Growth ETF
TOPS® Managed Risk Balanced ETF
TOPS® Managed Risk Growth ETF
TOPS® Managed Risk Moderate Growth ETF
TOPS® Moderate Growth ETF

All subaccounts reported a full twelve month period except for the following as indicated:
Inception Date	Subaccount

May 1, 2019	Dimensional VA Equity Allocation
May 1, 2019	Dimensional VA Global Moderate Allocation
May 1, 2019	Vanguard® VIF Global Bond Index
May 1, 2019	Vanguard® VIF Total International Stock Market Index
August 18, 2017	TOPS® Aggressive Growth ETF
August 18, 2017	TOPS® Balanced ETF
August 18, 2017	TOPS® Conservative ETF
August 18, 2017	TOPS® Growth ETF
August 18, 2017	TOPS® Managed Risk Balanced ETF
August 18, 2017	TOPS® Managed Risk Growth ETF
August 18, 2017	TOPS® Managed Risk Moderate Growth ETF
August 18, 2017	TOPS® Moderate Growth ETF
June 23, 2017	Janus Henderson U.S. Managed Volatility
April 29, 2016	Invesco V.I. Government Money Market

During the current year the following subaccount name changes were made effective:
Date	New Name	Old Name

March 13, 2020	FFI Strategies	Third Avenue Value
April 1, 2020	Lord Abbett Series Dividend Growth VC	Lord Abbett Series Calibrated Dividend Growth VC
April 27, 2020	Federated Hermes Fund for U.S. Government Securities II	Federated Fund for U.S. Government Securities II
April 27, 2020	Federated Hermes High Income Bond II	Federated High Income Bond II
May 1, 2020	American Funds IS® Capital World Bond	American Funds IS® Global Bond
June 29, 2020	Federated Hermes Corporate Bond	Federated Bond
September 25, 2020	American Century VP Disciplined Core Value	American Century VP Income & Growth
September 30, 2020	Invesco Developing Markets	Invesco Oppenheimer Developing Markets Fund
September 30, 2020	Invesco Discovery	Invesco Oppenheimer Discovery Fund

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Date	New Name	Old Name

September 30, 2020	Invesco Discovery Mid Cap Growth	Invesco Discovery Mid Cap Growth Fund
September 30, 2020	Invesco Global	Invesco Oppenheimer Global Fund
September 30, 2020	Invesco Gold & Special Minerals	Invesco Gold and Specials Minerals Fund
September 30, 2020	Invesco Main Street Mid Cap	Invesco Main Street Mid Cap Fund

As a result of restructuring, the following underlying fund that was previously offered is no longer available as an investment option to our Contract Owners. Any Contract Owner allocations that remained in this fund were redeemed and used to purchase shares of the surviving funds as indicated:

Date	Surviving Subaccount	Closed Subaccount

April 17, 2020	Invesco Discovery Mid Cap Growth Fund	Invesco Mid Cap Growth
April 30, 2020	Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund	Invesco V.I. Mid Cap Growth
May 15, 2020	Invesco Gold and Specials Minerals Fund	Invesco Gold & Precious Metals
May 15, 2020	Invesco Main Street Mid Cap Fund	Invesco Mid Cap Core Equity

During the current year the following subaccounts were liquidated and subsequently reinvested:
Date	Liquidated Subaccount	Reinvested Subaccount	Transferred Assets ($)

February 27, 2020	DWS Government & Agency Securities VIP	Rydex VIF U.S. Government Money Market	10,575
April 30, 2020	BNY Mellon VIF International Value	Invesco V.I. Government Money Market	2,892,916
April 30, 2020	BNY Mellon VIF International Value	Rydex VIF U.S. Government Money Market	1,310,255
June 29, 2020	FormulaFolios US Equity Portfolio	Rydex VIF U.S. Government Money Market	67,526
September 25, 2020	SEI VP Balanced Strategy	Rydex VIF U.S. Government Money Market	-
September 25, 2020	SEI VP Conservative Strategy	Rydex VIF U.S. Government Money Market	34,448
September 25, 2020	SEI VP Defensive Strategy	Rydex VIF U.S. Government Money Market	14,393
September 25, 2020	SEI VP Market Growth Strategy	Rydex VIF U.S. Government Money Market	19,575
September 25, 2020	SEI VP Market Plus Strategy	Rydex VIF U.S. Government Money Market	46,895
September 25, 2020	SEI VP Moderate Strategy	Rydex VIF U.S. Government Money Market	34,162

The following subaccounts are closed to new investments:
Subaccount

American Century VP Mid Cap Value
Fidelity® Advisor International Capital Appreciation
Invesco Small Cap Growth
PGIM QMA Small-Cap Value
PIMCO VIT Low Duration

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount Closed to New Investments

PIMCO VIT Real Return
Rydex VIF Dow 2x Strategy
Rydex VIF Europe 1.25x Strategy
Rydex VIF Government Long Bond 1.2x Strategy
Rydex VIF Inverse Dow 2x Strategy
Rydex VIF Inverse Government Long Bond Strategy
Rydex VIF Inverse Mid-Cap Strategy
Rydex VIF Inverse NASDAQ-100® Strategy
Rydex VIF Inverse Russell 2000® Strategy
Rydex VIF Inverse S&P 500 Strategy
Rydex VIF Japan 2x Strategy
Rydex VIF Mid-Cap 1.5x Strategy
Rydex VIF NASDAQ-100® 2x Strategy
Rydex VIF Nova
Rydex VIF Russell 2000® 1.5x Strategy
Rydex VIF Russell 2000® 2x Strategy
Rydex VIF S&P 500 2x Strategy
Rydex VIF Strengthening Dollar 2x Strategy
Rydex VIF Weakening Dollar 2x Strategy
Vanguard® VIF Small Company Growth
Victory RS Partners
Wells Fargo Growth

Investment Valuation

Investments in mutual fund shares are carried in the statements of net assets at market value (net asset value of the underlying mutual fund).  Investment transactions are accounted for on the trade date.  Realized capital gains and losses on sales of investments are determined based on the average cost of investments sold.  The difference between cost and current market value of investments owned on the day of measurement is recorded as unrealized appreciation or depreciation of investments.

The cost of investment purchases and proceeds from investments sold for the year ended December 31, 2020, were as follows:

Subaccount	Cost of Purchases	Proceeds from Sales

7Twelve Balanced Portfolio Class 3	$ 31,397	$ 19,186
AB VPS Dynamic Asset Allocation	381,013	230,699
AB VPS Global Thematic Growth	905	41
AB VPS Growth and Income	20,735	149,415
AB VPS Small/Mid Cap Value	2,062,792	685,704
Alger Capital Appreciation	1,466,997	1,687,202
Alger Large Cap Growth	875,306	923,502
ALPS/Alerian Energy Infrastructure	34,913	25,467
American Century Diversified Bond	125,655	95,177
American Century Equity Income	4,634,327	2,116,758
American Century Heritage	478,772	742,525
American Century International Bond	4,679	85
American Century International Growth	1,927,720	2,100,873
American Century Select	494,056	543,788
American Century Strategic Allocation: Aggressive	172,649	244,992
American Century Strategic Allocation: Conservative	285,200	299,519

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

American Century Strategic Allocation: Moderate	$ 412,934	$ 585,706
American Century Ultra®	155,161	231,437
American Century VP Disciplined Core Value (a)	14,271	436,545
American Century VP Inflation Protection	133,549	51,493
American Century VP International	1,976	7,160
American Century VP Mid Cap Value (d)	425,395	1,333,942
American Century VP Ultra®	6,126,673	7,149,207
American Century VP Value	4,781,047	10,719,668
American Funds IS® Asset Allocation	9,991,160	3,552,594
American Funds IS® Blue Chip Income and Growth	2,743,994	2,779,957
American Funds IS® Capital World Bond (a)	3,612,259	2,736,652
American Funds IS® Global Growth	3,610,365	3,906,645
American Funds IS® Global Growth and Income	37,734	180,617
American Funds IS® Global Small Capitalization	21,755	23,734
American Funds IS® Growth	1,593,121	1,126,620
American Funds IS® Growth-Income	9,421,643	7,396,498
American Funds IS® International	1,032,468	2,180,947
American Funds IS® International Growth and Income	94,550	143,851
American Funds IS® Mortgage	244,548	5,101
American Funds IS® New World	596,587	816,957
American Funds IS® U.S. Government/AAA-Rated Securities	3,512,593	223,664
AMG Managers Fairpointe Mid Cap	182,499	466,360
Ariel®	287,904	344,474
Baron Asset	84,679	126,151
BlackRock Advantage Large Cap Core V.I.	669,976	754,022
BlackRock Advantage Small Cap Growth	79,538	59,741
BlackRock Basic Value V.I.	119,036	138,759
BlackRock Capital Appreciation V.I.	566,821	423,498
BlackRock Equity Dividend	255,875	122,692
BlackRock Equity Dividend V.I.	3,281,444	2,692,365
BlackRock Global Allocation	29,540	268,225
BlackRock Global Allocation V.I.	1,046,006	337,071
BlackRock High Yield V.I.	32,413,676	36,283,187
BlackRock International Dividend	17,020	282,292
BlackRock Large Cap Focus Growth V.I.	691,003	723,348
BNY Mellon Appreciation	2,603,155	2,089,752
BNY Mellon Dynamic Value	138,322	432,222
BNY Mellon IP MidCap Stock	1,534,353	1,509,363
BNY Mellon IP Small Cap Stock Index	1,335,456	1,812,383
BNY Mellon IP Technology Growth	7,290,023	9,257,101
BNY Mellon Opportunistic Midcap Value	83,387	404,201
BNY Mellon Stock Index	141,841	189,858
BNY Mellon VIF Appreciation	4,821,441	1,526,807
Calamos® Growth	1,121,336	1,567,101
Calamos® Growth and Income	524,535	1,152,822

(a) Name change. See Note 1.
(d) Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Calamos® High Income Opportunities	$ 62,420	$ 59,232
ClearBridge Small Cap Growth	1,592	170
ClearBridge Variable Aggressive Growth	3,843,508	7,723,716
ClearBridge Variable Small Cap Growth	4,640,977	4,074,501
Dimensional VA Equity Allocation	226,070	379,750
Dimensional VA Global Bond Portfolio	140,120	610,156
Dimensional VA International Small Portfolio	269,049	442,629
Dimensional VA International Value Portfolio	126,667	494,521
Dimensional VA Short-Term Fixed Portfolio	487,291	852,254
Dimensional VA U.S. Large Value Portfolio	201,530	592,888
Dimensional VA U.S. Targeted Value Portfolio	307,402	204,431
DWS Capital Growth VIP	3,054	28,033
DWS Core Equity VIP	6,829	43,689
DWS CROCI® U.S. VIP	879	2,429
DWS Global Small Cap VIP	208	348
DWS High Income VIP	547	47
DWS International Growth VIP	179	2,966
DWS Small Mid Cap Value VIP	862	134
Eaton Vance VT Floating-Rate Income	3,654,002	5,559,689
Federated Hermes Corporate Bond (a)	3,319,954	2,416,904
Federated Hermes Fund for U.S. Government Securities II (a)	5,389,328	3,602,134
Federated Hermes High Income Bond II (a)	2,840,468	10,616,104
FFI Strategies (a)	475	202
Fidelity® Advisor Dividend Growth	198,732	458,754
Fidelity® Advisor International Capital Appreciation (d)	1,990	42,407
Fidelity® Advisor Leveraged Company Stock	7,755	9,112
Fidelity® Advisor New Insights	220,797	2,108,581
Fidelity® Advisor Real Estate	255,031	237,378
Fidelity® Advisor Stock Selector Mid Cap	260,828	402,436
Fidelity® Advisor Value Strategies	103,292	458,785
Fidelity® VIP Balanced	113,440	374,151
Fidelity® VIP Contrafund	4,564,343	4,722,279
Fidelity® VIP Disciplined Small Cap	7,244	10,221
Fidelity® VIP Emerging Markets	197,376	191,363
Fidelity® VIP Equity-Income	1,517,433	990,930
Fidelity® VIP Growth & Income	1,294,524	1,315,689
Fidelity® VIP Growth Opportunities	24,144,113	16,018,387
Fidelity® VIP High Income	12,114,241	10,645,226
Fidelity® VIP Index 500	4,939,046	6,057,465
Fidelity® VIP Investment Grade Bond	5,535,322	5,766,244
Fidelity® VIP Mid Cap	42,192	23,456
Fidelity® VIP Overseas	5,201,768	1,701,223
Fidelity® VIP Real Estate	155,213	121,346
Fidelity® VIP Strategic Income	283,403	1,177,847
Franklin Allocation VIP Fund	831,097	470,794

(a) Name change. See Note 1.
(d) Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Franklin Flex Cap Growth VIP Fund	$ 117,546	$ 4,009
Franklin Growth and Income VIP Fund	392,426	175,411
Franklin Income VIP Fund	1,367,199	6,425,229
Franklin Large Cap Growth VIP Fund	208,947	223,194
Franklin Mutual Global Discovery VIP Fund	865,710	2,777,018
Franklin Mutual Shares VIP Fund	1,792	852
Franklin Rising Dividends VIP Fund	157,359	338,016
Franklin Small Cap Value VIP Fund	374,379	2,924,877
Franklin Small-Mid Cap Growth VIP Fund	2,739,288	925,812
Franklin Strategic Income VIP Fund	1,431,011	1,441,532
Franklin U.S. Government Securities VIP Fund	342,759	361,107
Goldman Sachs Emerging Markets Equity	116,401	930,633
Goldman Sachs Government Income	1,031,362	837,865
Goldman Sachs VIT Growth Opportunities	88,167	22,184
Goldman Sachs VIT High Quality Floating Rate	65	125
Goldman Sachs VIT International Equity Insights	4,296	373
Goldman Sachs VIT Large Cap Value	141,256	114,708
Goldman Sachs VIT Mid Cap Value	28,289	236,127
Goldman Sachs VIT Small Cap Equity Insights	19,527	36,455
Goldman Sachs VIT Strategic Growth	166,470	151,438
Guggenheim Alpha Opportunity	1,973	1,203
Guggenheim Floating Rate Strategies	216,656	927,902
Guggenheim High Yield	552,517	1,203,471
Guggenheim Large Cap Value	516,410	2,293,648
Guggenheim Long Short Equity	11,253	38,484
Guggenheim Macro Opportunities	443	860
Guggenheim Multi-Hedge Strategies	12,378	913
Guggenheim Small Cap Value	14,886	40,152
Guggenheim SMid Cap Value	1,164,728	1,814,458
Guggenheim StylePlus Large Core	402,803	655,525
Guggenheim StylePlus Mid Growth	453,216	604,914
Guggenheim Total Return Bond	240,830	402,449
Guggenheim US Investment Grade Bond	3,481,963	2,075,609
Guggenheim VIF All Cap Value	2,874,382	8,735,171
Guggenheim VIF Alpha Opportunity	52,747	673,690
Guggenheim VIF Floating Rate Strategies	731,355	2,002,805
Guggenheim VIF Global Managed Futures Strategy	63,250	445,346
Guggenheim VIF High Yield	5,890,004	11,049,177
Guggenheim VIF Large Cap Value	11,282,351	11,653,925
Guggenheim VIF Long Short Equity	614,945	5,378,728
Guggenheim VIF Managed Asset Allocation	1,240,949	1,553,672
Guggenheim VIF Multi-Hedge Strategies	4,639,608	2,785,685
Guggenheim VIF Small Cap Value	3,508,854	5,479,804
Guggenheim VIF SMid Cap Value	4,163,596	9,041,045
Guggenheim VIF StylePlus Large Core	2,428,672	6,016,128
Guggenheim VIF StylePlus Large Growth	2,111,020	3,283,528
Guggenheim VIF StylePlus Mid Growth	2,157,541	2,345,768
Guggenheim VIF StylePlus Small Growth	248,744	1,153,068

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Guggenheim VIF Total Return Bond	$ 24,521,384	$ 14,666,391
Guggenheim VIF World Equity Income	1,293,720	3,032,739
Guggenheim World Equity Income	305,875	1,381,005
Invesco American Franchise	366,182	129,110
Invesco Comstock	530,897	2,212,883
Invesco Developing Markets (a)	35,981	61,664
Invesco Discovery (a)	52,236	51,729
Invesco Discovery Mid Cap Growth	1,103,373	1,031,136
Invesco Energy	24,710	38,916
Invesco Equity and Income	677,419	955,816
Invesco Global (a)	89,685	125,999
Invesco Gold & Special Minerals	167,697	159,612
Invesco Main Street Mid Cap	1,305,249	1,260,710
Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund (b)	6,598,346	6,075,238
Invesco Oppenheimer V.I. Global Fund	686,733	1,094,464
Invesco Oppenheimer V.I. Global Strategic Income Fund	1,595	1,553
Invesco Oppenheimer V.I. International Growth Fund	73,121	180,428
Invesco Oppenheimer V.I. Main Street Small Cap Fund	2,134,044	3,773,819
Invesco Oppenheimer V.I. Total Return Bond Fund	10,278,661	17,545,289
Invesco Small Cap Growth (d)	424,632	320,873
Invesco Technology	245,590	312,342
Invesco V.I. American Franchise Series I	221,371	389,625
Invesco V.I. American Franchise Series II	53,683	88,272
Invesco V.I. American Value	11,205	148,711
Invesco V.I. Balanced-Risk Allocation	4,486	5,917
Invesco V.I. Comstock	1,226,620	13,348,706
Invesco V.I. Core Equity	2,873	165
Invesco V.I. Equity and Income	3,148,084	2,164,628
Invesco V.I. Global Core Equity	303	247
Invesco V.I. Global Real Estate Series I	1,441,053	2,461,708
Invesco V.I. Global Real Estate Series II	151,287	198,950
Invesco V.I. Government Money Market (c)	36,146,784	30,711,847
Invesco V.I. Government Securities	20,883,779	19,056,302
Invesco V.I. Growth and Income	165,362	137,260
Invesco V.I. Health Care Series I	2,748,717	2,725,543
Invesco V.I. Health Care Series II	4,360	230,707
Invesco V.I. High Yield	6,353	17,817
Invesco V.I. International Growth	9,184,845	16,748,750
Invesco V.I. Managed Volatility	81,359	175,875
Invesco V.I. Mid Cap Core Equity	4,445,863	2,517,297
Invesco V.I. S&P 500 Index	520,675	471,390
Invesco V.I. Small Cap Equity	13,137	3,946
Invesco V.I. Value Opportunities	277,151	522,929

(a) Name change. See Note 1.
(b) Merger. See Note 1.
(c) Liquidation. See Note 1.
(d) Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Invesco Value Opportunities	$ 184,579	$ 445,800
Ivy Asset Strategy	40,918	81,657
Ivy VIP Asset Strategy	414,164	103,013
Ivy VIP Balanced	53,294	570
Ivy VIP Core Equity	7,382	1,377
Ivy VIP Energy	1,867	3,964
Ivy VIP Global Bond	4,679	104,536
Ivy VIP Global Equity Income	786	139
Ivy VIP Global Growth	2,822	2,507
Ivy VIP Growth	58,431	121,286
Ivy VIP High Income	2,831,425	2,930,655
Ivy VIP International Core Equity	18,976	101,925
Ivy VIP Limited-Term Bond	95,444	95,585
Ivy VIP Mid Cap Growth	135,137	8,506
Ivy VIP Natural Resources	99,228	7,430
Ivy VIP Science and Technology	123,809	164,698
Ivy VIP Securian Real Estate Securities	4,977	1,396
Ivy VIP Small Cap Core	19,166	47,439
Ivy VIP Small Cap Growth	92,652	133,891
Ivy VIP Value	48,494	57,374
Janus Henderson Mid Cap Value	45,387	35,984
Janus Henderson Overseas	397,000	565,338
Janus Henderson U.S. Managed Volatility	221,061	179,111
Janus Henderson VIT Enterprise	3,328,060	7,882,390
Janus Henderson VIT Forty	39,988	65,570
Janus Henderson VIT Mid Cap Value	46,492	796
Janus Henderson VIT Overseas	240,167	78,725
Janus Henderson VIT Research	4,186,340	6,048,554
JPMorgan Insurance Trust Core Bond Portfolio	3,557,306	2,877,192
JPMorgan Insurance Trust Small Cap Core Portfolio	10,310	951
JPMorgan Insurance Trust US Equity Portfolio	7,331	117,496
Lord Abbett Series Bond-Debenture VC	6,101,233	5,292,175
Lord Abbett Series Developing Growth VC	1,372,071	1,395,493
Lord Abbett Series Dividend Growth VC (a)	3,206	38,546
Lord Abbett Series Growth Opportunities VC	44,587	51,007
Lord Abbett Series Mid Cap Stock VC	543	5,972
Lord Abbett Series Total Return VC	21,054	265
MFS® VIT Emerging Markets Equity	86,534	158,255
MFS® VIT Global Tactical Allocation	476	1,076
MFS® VIT High Yield	1,270,825	1,070,134
MFS® VIT II MA Investors Growth Stock	37	174,020
MFS® VIT II Research International	6,363,565	2,845,438
MFS® VIT International Intrinsic Value	1,388,501	294,565
MFS® VIT Investors Trust	4,409	4,063
MFS® VIT New Discovery	25,149	54,178
MFS® VIT Research	5,689	1,344

(a) Name change. See Note 1.

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

MFS® VIT Total Return	$ 2,737,729	$ 8,667,417
MFS® VIT Total Return Bond	96,278	36,716
MFS® VIT Utilities	1,999,920	3,035,235
Morgan Stanley VIF Emerging Markets Debt	8,757	8,289
Morgan Stanley VIF Emerging Markets Equity	5,219,686	5,886,442
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	836,916	620,516
Morningstar Balanced ETF Asset Allocation Portfolio	8,028,606	600,637
Morningstar Conservative ETF Asset Allocation Portfolio	2,260,032	1,692,966
Morningstar Growth ETF Asset Allocation Portfolio	3,952,437	1,385,675
Morningstar Income and Growth ETF Asset Allocation Portfolio	757,352	81,216
Neuberger Berman AMT Sustainable Equity I	494,744	1,610,075
Neuberger Berman AMT Sustainable Equity S	461,613	1,317,417
Neuberger Berman Core Bond	429,403	1,767,647
Neuberger Berman Large Cap Value	42,485	204,774
Neuberger Berman Sustainable Equity	308,811	169,338
North Square Oak Ridge Small Cap Growth	9,902	40,991
Northern Global Tactical Asset Allocation	27,845	12,142
Northern Large Cap Core	29,537	22,086
Northern Large Cap Value	27,910	215,595
PGIM Jennison 20/20 Focus	544,947	831,244
PGIM Jennison Mid-Cap Growth	160,028	78,464
PGIM Jennison Natural Resources	1,864	1,067
PGIM Jennison Small Company	136,277	114,489
PGIM QMA Small-Cap Value (d)	4,180	65,314
PIMCO All Asset	19,823	95,408
PIMCO CommodityRealReturn Strategy	17,483	15,815
PIMCO Emerging Markets Bond	1,475	901
PIMCO High Yield	363,694	261,979
PIMCO International Bond (U.S. Dollar-Hedged)	1,473,451	1,799,147
PIMCO Low Duration	15,713	18,960
PIMCO Real Return	103,113	222,655
PIMCO StocksPLUS® Small Fund	129,116	1,049,136
PIMCO Total Return	391,291	593,541
PIMCO VIT All Asset Administrative	916,447	1,396,998
PIMCO VIT All Asset Advisor	155,549	68,536
PIMCO VIT CommodityRealReturn Strategy Administrative	3,438,423	2,383,694
PIMCO VIT CommodityRealReturn Strategy Advisor	47,151	44,642
PIMCO VIT Emerging Markets Bond	2,731,795	3,071,636
PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)	1,346	521
PIMCO VIT Global Managed Asset Allocation	89,986	359
PIMCO VIT High Yield	1,585,736	3,357,293
PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)	3,821,711	4,087,189
PIMCO VIT International Bond Portfolio (Unhedged)	15,851	4,541
PIMCO VIT Low Duration Administrative (d)	14,321,182	10,471,047
PIMCO VIT Low Duration Advisor	1,766,523	1,868,864
PIMCO VIT Real Return Administrative (d)	8,283,945	11,343,239

(d) Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

PIMCO VIT Real Return Advisor	$ 334,758	$ 602,590
PIMCO VIT Short-Term	1,202,462	2,093,921
PIMCO VIT Total Return Administrative	6,264,925	6,525,895
PIMCO VIT Total Return Advisor	12,107,685	9,507,441
Pioneer Bond VCT	51,845	2,013,130
Pioneer Equity Income VCT	9,658	36,223
Pioneer High Yield VCT	33,519	146,507
Pioneer Real Estate Shares VCT	11,390	23,649
Pioneer Strategic Income	5,138	21,760
Pioneer Strategic Income VCT	9,271	1,073,278
Power Income VIT	1,195	124,481
Probabilities Fund	1,512,034	220,854
Putnam VT Diversified Income	144,162	306,673
Putnam VT Equity Income	207,995	116,506
Putnam VT Global Asset Allocation	462	182
Putnam VT Growth Opportunities	606,200	265,603
Putnam VT High Yield	39,465	54,323
Putnam VT Income	3,517,439	1,822,615
Putnam VT Multi-Asset Absolute Return	47,237	171,315
Putnam VT Multi-Cap Core	-	115,875
Putnam VT Small Cap Growth	34,192	35,092
Putnam VT Small Cap Value	28,749	25,276
Redwood Managed Volatility	144,686	894,168
Royce Micro-Cap	2,559,709	2,601,220
Royce Opportunity	659,866	721,100
Royce Small-Cap Value	122,971	184,712
Rydex VIF Banking	214,688	742,219
Rydex VIF Basic Materials	1,056,563	601,395
Rydex VIF Biotechnology	1,998,974	2,087,279
Rydex VIF Commodities Strategy	194,467	108,239
Rydex VIF Consumer Products	2,004,388	900,377
Rydex VIF Dow 2x Strategy (d)	23,815,004	23,567,041
Rydex VIF Electronics	388,362	599,187
Rydex VIF Energy	1,112,200	668,551
Rydex VIF Energy Services	698,700	543,694
Rydex VIF Europe 1.25x Strategy (d)	444,784	506,667
Rydex VIF Financial Services	1,243,541	643,566
Rydex VIF Government Long Bond 1.2x Strategy (d)	2,534,971	2,321,195
Rydex VIF Health Care	1,976,910	1,261,172
Rydex VIF High Yield Strategy	126,746	3,495,631
Rydex VIF Internet	2,412,827	2,440,429
Rydex VIF Inverse Dow 2x Strategy (d)	5,845,495	5,114,537
Rydex VIF Inverse Government Long Bond Strategy (d)	813,245	843,126
Rydex VIF Inverse Mid-Cap Strategy (d)	173,746	173,784
Rydex VIF Inverse NASDAQ-100® Strategy (d)	3,882,732	3,742,038
Rydex VIF Inverse Russell 2000® Strategy (d)	1,219,134	1,087,997

(d) Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Rydex VIF Inverse S&P 500 Strategy (d)	$ 3,188,519	$ 3,082,733
Rydex VIF Japan 2x Strategy (d)	101,514	350,149
Rydex VIF Leisure	93,599	167,884
Rydex VIF Mid-Cap 1.5x Strategy (d)	431,867	601,826
Rydex VIF NASDAQ-100®	84,762,350	90,983,375
Rydex VIF NASDAQ-100® 2x Strategy (d)	127,758,628	131,093,998
Rydex VIF Nova (d)	5,966,230	6,559,654
Rydex VIF Precious Metals	4,046,119	4,251,375
Rydex VIF Real Estate	1,535,178	3,885,526
Rydex VIF Retailing	684,229	615,282
Rydex VIF Russell 2000® 1.5x Strategy (d)	2,912,271	2,851,512
Rydex VIF Russell 2000® 2x Strategy (d)	32,552,851	22,547,114
Rydex VIF S&P 500 2x Strategy (d)	46,013,641	46,487,201
Rydex VIF S&P 500 Pure Growth	6,289,864	7,623,697
Rydex VIF S&P 500 Pure Value	8,764,434	8,972,091
Rydex VIF S&P MidCap 400 Pure Growth	1,683,510	1,479,371
Rydex VIF S&P MidCap 400 Pure Value	3,590,610	2,280,377
Rydex VIF S&P SmallCap 600 Pure Growth	1,831,725	1,106,515
Rydex VIF S&P SmallCap 600 Pure Value	3,566,009	2,200,666
Rydex VIF Strengthening Dollar 2x Strategy (d)	602,587	115,060
Rydex VIF Technology	4,429,572	5,395,656
Rydex VIF Telecommunications	54,739	164,185
Rydex VIF Transportation	302,191	109,778
Rydex VIF U.S. Government Money Market (c)	253,545,118	248,856,413
Rydex VIF Utilities	1,768,907	2,989,461
Rydex VIF Weakening Dollar 2x Strategy (d)	35,798	44,932
T. Rowe Price Blue Chip Growth	1,239,329	1,841,976
T. Rowe Price Capital Appreciation	1,603,824	2,202,742
T. Rowe Price Equity Income	62,585	101,830
T. Rowe Price Growth Stock	581,154	1,307,487
T. Rowe Price Health Sciences	4,331,408	2,889,806
T. Rowe Price Limited-Term Bond	41,850	1,405
T. Rowe Price Retirement 2010	147	19
T. Rowe Price Retirement 2015	24,594	6,081
T. Rowe Price Retirement 2020	29,971	1,541
T. Rowe Price Retirement 2025	4,713	16,934
T. Rowe Price Retirement 2030	31,580	1,787
T. Rowe Price Retirement 2035	169,164	1,235
T. Rowe Price Retirement 2040	13,144	585
T. Rowe Price Retirement 2045	1,408	49
T. Rowe Price Retirement 2050	-	3,038
T. Rowe Price Retirement 2055	11,377	520
T. Rowe Price Retirement Balanced	29,348	83,509
Templeton Developing Markets VIP Fund	8,143,946	6,541,458
Templeton Foreign VIP Fund	8,565,530	1,565,152

(c) Liquidation. See Note 1.
(d) Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Templeton Global Bond VIP Fund	$ 456,762	$ 710,266
Templeton Growth VIP Fund	102	50
TOPS® Conservative ETF	522,218	1,923
VanEck VIP Global Gold	152,653	32,431
VanEck VIP Global Hard Assets	91,769	58,777
Vanguard® VIF Balanced	177,766	11,540
Vanguard® VIF Capital Growth	181,299	164,079
Vanguard® VIF Conservative Allocation	1,441,945	228,472
Vanguard® VIF Diversified Value	190,969	289,641
Vanguard® VIF Equity Income	410,646	333,878
Vanguard® VIF Equity Index	696,017	42,462
Vanguard® VIF Global Bond Index	72,162	134
Vanguard® VIF Growth	99,895	16,281
Vanguard® VIF High Yield Bond	723,041	275,459
Vanguard® VIF International	1,198,868	481,130
Vanguard® VIF Mid-Cap Index	1,855,648	690,576
Vanguard® VIF Moderate Allocation	3,212,280	143,538
Vanguard® VIF Real Estate Index	219,704	126,537
Vanguard® VIF Short Term Investment Grade	1,085,861	94,725
Vanguard® VIF Small Company Growth (d)	89,025	2,375
Vanguard® VIF Total Bond Market Index	2,283,939	895,134
Vanguard® VIF Total International Stock Market Index	534,050	65,776
Vanguard® VIF Total Stock Market Index	1,419,706	290,363
Victory RS Partners (d)	8,599	41,619
Victory RS Science and Technology	318,721	204,708
Victory RS Value	98,444	541,384
Virtus Ceredex Mid Cap Value Equity	30,101	111,936
Virtus Duff & Phelps Real Estate Securities Series	367,482	126,303
Virtus KAR Small-Cap Growth Series	885,251	823,039
Virtus Newfleet Multi-Sector Intermediate Bond Series	18,518	60,202
Virtus SGA International Growth Series	13,631	41,596
Virtus Strategic Allocation Series	32,871	15,589
Voya MidCap Opportunities Portfolio	91,115	72,587
VY Clarion Global Real Estate Portfolio	19,016	2,438
Wells Fargo Growth (d)	139,727	151,597
Wells Fargo International Equity VT	914	130
Wells Fargo Large Cap Core	219,140	354,657
Wells Fargo Omega Growth VT	17,576	23,167
Wells Fargo Opportunity	393,418	655,092
Wells Fargo Opportunity VT	200,152	538,316
Wells Fargo Small Company Value	228,434	942,929
Western Asset Variable Global High Yield Bond	6,264,698	8,136,746

(d) Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Market Risk

Each subaccount invests in shares of a single underlying fund.  The investment performance of each subaccount will reflect the investment performance of the underlying fund less separate account expenses. There is no assurance that the investment objective of any underlying fund will be met.  A fund calculates a daily net asset value per share ("NAV") which is based on the market value of its investment portfolio. The amount of risk varies significantly between subaccounts. Due to the level of risk associated with certain investment portfolios, it is at least reasonably possible that changes in the values of investment portfolios will occur in the near term and that such changes could materially affect contractholders’ investments in the funds and the amounts reported in the statements of net assets. The contractholder assumes all of the investment performance risk for the subaccounts selected.

Annuity Assets

Annuity Assets relate to contracts that have matured and are in the payout stage. Such assets are computed on the basis of published mortality tables using assumed interest rates that will provide assets as prescribed by law. In cases where the payout option selected is life contingent, SBL periodically recalculates the required annuity assets, and any resulting adjustment is either charged or credited to SBL and not to the Account.

The annuity assets for December 31, 2020 by subaccount are as follows:

Subaccount	Annuity Assets

AB VPS Growth and Income	$ 258,290
American Century Equity Income	290
American Century VP Mid Cap Value	6,442
American Century VP Ultra®	197
American Century VP Value	8,639
American Funds IS® Capital World Bond	51,996
American Funds IS® Global Growth	675
American Funds IS® Growth-Income	1,161
American Funds IS® International	584
Ariel®	3,572
BlackRock Equity Dividend V.I.	538
BlackRock Global Allocation V.I.	12,726
BlackRock High Yield V.I.	536
BNY Mellon Appreciation	14,214
BNY Mellon Dynamic Value	13,637
BNY Mellon IP Small Cap Stock Index	569
BNY Mellon IP Technology Growth	306,726
BNY Mellon Opportunistic Midcap Value	393
Calamos® Growth	747
Calamos® Growth and Income	11,467
ClearBridge Variable Aggressive Growth	8,356
ClearBridge Variable Small Cap Growth	42,255
Dimensional VA International Small Portfolio	43,969
Dimensional VA U.S. Targeted Value Portfolio	65,929
Federated Hermes Corporate Bond	10,445
Federated Hermes Fund for U.S. Government Securities II	2,555
Federated Hermes High Income Bond II	4,048
Fidelity® Advisor International Capital Appreciation	1,748
Fidelity® Advisor Real Estate	3,055
Fidelity® Advisor Value Strategies	291
Fidelity® VIP Contrafund	76,461

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount	Annuity Assets

Fidelity® VIP Growth Opportunities	$ 687,498
Fidelity® VIP High Income	1,534
Fidelity® VIP Index 500	22,645
Fidelity® VIP Investment Grade Bond	41,801
Franklin Income VIP Fund	3,533
Franklin Mutual Global Discovery VIP Fund	14,724
Franklin Small Cap Value VIP Fund	1,201
Guggenheim SMid Cap Value	674
Guggenheim VIF All Cap Value	6,916
Guggenheim VIF Alpha Opportunity	1,906
Guggenheim VIF High Yield	126,701
Guggenheim VIF Large Cap Value	380,522
Guggenheim VIF Long Short Equity	1,128
Guggenheim VIF Multi-Hedge Strategies	514
Guggenheim VIF Small Cap Value	71,996
Guggenheim VIF SMid Cap Value	69,439
Guggenheim VIF StylePlus Large Core	10,030
Guggenheim VIF StylePlus Mid Growth	49,901
Guggenheim VIF StylePlus Small Growth	2,232
Guggenheim VIF Total Return Bond	45,974
Guggenheim VIF World Equity Income	11,223
Invesco Comstock	525
Invesco Equity and Income	545
Invesco Main Street Mid Cap	271
Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund	7,874
Invesco Oppenheimer V.I. Global Fund	655
Invesco Oppenheimer V.I. Main Street Small Cap Fund	34,919
Invesco Oppenheimer V.I. Total Return Bond Fund	69,939
Invesco Small Cap Growth	5,758
Invesco V.I. Comstock	17,971
Invesco V.I. Equity and Income	4,440
Invesco V.I. Global Real Estate Series I	670
Invesco V.I. Government Money Market	117,523
Invesco V.I. Government Securities	44,282
Invesco V.I. International Growth	2,909
Invesco V.I. Mid Cap Core Equity	13,226
Invesco V.I. Value Opportunities	55,559
Ivy VIP Mid Cap Growth	34,227
Janus Henderson Overseas	2,459
Janus Henderson VIT Enterprise	94,444
Janus Henderson VIT Research	34,885
JPMorgan Insurance Trust Core Bond Portfolio	1,325
MFS® VIT II Research International	20,101
MFS® VIT Total Return	70,504
MFS® VIT Utilities	5,796
Morgan Stanley VIF Emerging Markets Equity	27,856
PIMCO High Yield	2,396
PIMCO International Bond (U.S. Dollar-Hedged)	3,066
PIMCO VIT All Asset Administrative	12,563
PIMCO VIT All Asset Advisor	265,998
PIMCO VIT CommodityRealReturn Strategy Administrative	45,988

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount	Annuity Assets

PIMCO VIT Emerging Markets Bond	$ 2,496
PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)	19,608
PIMCO VIT Low Duration Administrative	15,230
PIMCO VIT Real Return Administrative	5,581
PIMCO VIT Real Return Advisor	36,820
PIMCO VIT Total Return Administrative	3,697
PIMCO VIT Total Return Advisor	294,175
Royce Micro-Cap	34,472
Rydex VIF Banking	16,712
Rydex VIF Biotechnology	44,287
Rydex VIF Commodities Strategy	200
Rydex VIF Energy Services	76
Rydex VIF Europe 1.25x Strategy	493
Rydex VIF Health Care	35,946
Rydex VIF Mid-Cap 1.5x Strategy	2,093
Rydex VIF NASDAQ-100® 2x Strategy	25,105
Rydex VIF Precious Metals	1,890
Rydex VIF Real Estate	30,345
Rydex VIF Retailing	1,768
Rydex VIF Russell 2000® 1.5x Strategy	1,756
Rydex VIF S&P 500 Pure Growth	1,529
Rydex VIF S&P 500 Pure Value	1,281
Rydex VIF S&P SmallCap 600 Pure Growth	3,466
Rydex VIF U.S. Government Money Market	155,032
Rydex VIF Utilities	43,073
T. Rowe Price Growth Stock	37,511
Templeton Developing Markets VIP Fund	5,196
Templeton Foreign VIP Fund	801
TOPS® Conservative ETF	530,587
Vanguard® VIF Capital Growth	405,781
Vanguard® VIF Equity Index	395,887
Vanguard® VIF International	521,313
Vanguard® VIF Mid-Cap Index	156,858
Vanguard® VIF Moderate Allocation	85,322
Vanguard® VIF Real Estate Index	164,781
Vanguard® VIF Short Term Investment Grade	36,002
Vanguard® VIF Small Company Growth	19,706
Vanguard® VIF Total Bond Market Index	433,622
Vanguard® VIF Total International Stock Market Index	260,717
Vanguard® VIF Total Stock Market Index	96,023
Victory RS Science and Technology	5,739
Virtus KAR Small-Cap Growth Series	416,604
Wells Fargo Small Company Value	4,179
Western Asset Variable Global High Yield Bond	24,360

Reinvestment of Dividends

Dividend and capital gain distributions paid by the mutual funds to the Account are reinvested in additional shares of each respective fund. Dividend income and capital gain distributions are recorded as income on the ex-dividend date.

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Federal Income Taxes

The operations of the Account are included in the federal income tax return of SBL, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, SBL does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under contracts. Based on this, no charge is being made currently to the Account for federal income taxes. SBL will review periodically the status of this policy in the event of changes in the tax law.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

As the economic and regulatory environment continues to evolve related to COVID-19, we cannot reasonably estimate the length or severity of this event or the impact to Separate Account performance and financial results. However, in general, a deterioration in general economic and business conditions can have a negative impact on individual unit values and could cause a net decrease in net assets resulting from operations of the separate account.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price).

The Account invests in shares of open-end mutual funds, which process contractholders directed purchases, sales and transfers on a daily basis at the funds’ computed net asset values (NAVs).  The fair value of the Account’s assets is based on the NAVs of mutual funds, which are obtained from the custodians and reflect the fair values of the mutual fund investments.  The NAV is calculated daily and is based on the fair values of the underlying securities.

Because the fund provides liquidity for the investments through purchases and redemptions at NAV, this may represent the fair value of the investment in the fund.  That is, for an open-ended mutual fund, the fair value of an investment in the fund would not be expected to be higher than the amount that a new investor would be required to spend in order to directly invest in the mutual fund. Similarly, the hypothetical seller of the investment would not be expected to accept less in proceeds than it could receive by directly redeeming its investment with the fund.
The Account had no financial liabilities as of December 31, 2020.

2. Variable Annuity Contract Charges

Mortality and Expense Risk Charge: The mortality and expense risks assumed by SBL are compensated for by a fee equivalent to a minimum annual rate of 1.20% of the average daily net assets.  The mortality and expense risk charge is based on the daily value of the individual contract.

Administrative Charge: SBL deducts a daily administrative charge equivalent to an annual rate of 0.15% of the average daily net asset value.

These charges are presented as expenses on the statements of changes in net assets under Mortality and expense risk and administrative charges line item.

Premium Tax Charge: When applicable, an amount for premium taxes is deducted as provided by pertinent state law either from the purchase payments or from the amount applied to effect an annuity at the time annuity payments commence.

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

2. Variable Annuity Contract Charges

Contract owner maintenance charges presented as a decrease in units on the statements of changes in net assets under the Maintenance charges and mortality adjustment line item may include the following:

•
Mortality and Expense Risk Charge:  If the net asset value of an individual contract is less than $100,000, SBL deducts an additional mortality and expense risk charge of 0.25% on contracts with a net asset value less than $25,000 and 0.10% on contracts with a net asset value of at least $25,000 but less than $100,000, as a contract level deduction.

•
Contingent Deferred Sales Charge (CDSC): SBL deducts a CDSC (also referred to as a “withdrawal charge”) of up to 7% of any portion of a withdrawal, consisting of purchase payments, that exceed the free withdrawal amount for units withdrawn in the first seven years of the contract.

•
Account Administrative Charge: SBL deducts an account administration charge of $30 annually, except for certain contracts based on a minimum account value and the period of time the contract has been in force.

•
Rider Charge:  SBL deducts a monthly amount for each rider, equal to a percentage of the contract value, not to exceed a total charge of 1.50% of the contract value.  For contracts issued prior to June 19, 2006, maximum rider charge is 1% and for contracts issued prior to February 10 2010, maximum rider charge is 1.60%.

AdvisorDesigns

Mortality and Expense Risk Charge: The mortality and expense risks assumed by SBL are compensated for by a fee equivalent to a minimum annual rate of 0.85% of the average daily net assets.  The mortality and expense risk charge is based on the daily value of the individual contract.

Administrative Charge: SBL deducts a daily administrative charge equal to an annual rate of each Subaccount’s average daily net asset value.  The amount of these charges differs by Subaccount and ranges from 0.25% to 0.60%, as indicated in the below table:

Administrative Charge	Subaccount
0.25%	Guggenheim VIF All Cap Value, Guggenheim VIF Large Cap Value, Guggenheim VIF Small Cap Value, Guggenheim VIF SMid Cap Value, Guggenheim VIF StylePlus Mid Growth, and Guggenheim VIF World Equity Income
0.35%	Invesco V.I. International Growth and Invesco V.I. Mid Cap Core Equity
0.40%	Invesco Oppenheimer V.I. Main Street Small Cap Fund
0.45%	Guggenheim VIF Long Short Equity, Guggenheim VIF Multi-Hedge Strategies, Invesco V.I. Government Securities and for each of the Rydex VIF Subaccounts
0.50%	Federated Hermes High Income Bond II, Fidelity VIP Contrafund, Fidelity VIP Growth Opportunities, Fidelity VIP Investment Grade Bond
0.55%	Fidelity VIP Index 500, PIMCO VIT Low Duration, PIMCO VIT Real Return, PIMCO VIT Total Return and Wells Fargo Opportunity VT
0.60%
Federated Hermes Fund for U.S. Government Securities II, Franklin Small-Mid Cap Growth VIP Fund, Invesco V.I. American Franchise, Neuberger Berman AMT Sustainable Equity, Templeton Developing Markets VIP Fund and Templeton Foreign VIP Fund

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

2. Variable Annuity Contract Charges (continued)

These charges are presented as expenses on the statements of changes in net assets under Mortality and expense risk and administrative charges line item.

Premium Tax Charge: When applicable, an amount for premium taxes is deducted as provided by pertinent state law either from the purchase payments or from the amount applied to effect an annuity at the time annuity payments commence.

Contract owner maintenance charges presented as a decrease in units on the statements of changes in net assets under the Maintenance charges and mortality adjustment line item may include the following:

•
Mortality and Expense Risk Charge:  If the net asset value of an individual contract is less than $100,000, SBL deducts an additional mortality and expense risk charge of 0.25% on contracts with a net asset value less than $25,000 and 0.10% on contracts with a net asset value of at least $25,000 but less than $100,000, as a contract level deduction.

•
Contingent Deferred Sales Charge (CDSC): SBL deducts a CDSC (also referred to as a “withdrawal charge”) of up to 7% of any portion of a withdrawal, consisting of purchase payments, that exceed the free withdrawal amount for units withdrawn in the first seven years of the contract.

•
Account Administrative Charge: SBL deducts an account administrative fee of $30 at each contract anniversary, except for certain contracts based on a minimum account value and the period of time the contract has been in force.

•	Rider Charge: SBL deducts a monthly amount for each rider, equal to a percentage of the contract value, not to exceed a total charge of 2% of the contract value.

Security Benefit Advisor

Mortality and Expense Risk Charge: The mortality and expense risks assumed by SBL are compensated for by a fee equivalent to a minimum annual rate of 0.75% of the average daily net asset value. The mortality and expense risk charge is based on the daily value of the individual contract.

Administrative Charge: SBL deducts a daily administrative charge equal to an annual rate of 0.15% of the average daily net assets value.

These charges are presented as expenses on the statements of changes in net assets under Mortality and expense risk and administrative charges line item.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

2. Variable Annuity Contract Charges (continued)

Premium Tax Charge: When applicable, an amount for premium taxes is deducted as provided by pertinent state law either from purchase payments or from the amount applied to effect an annuity at the time annuity payments commence.

Contract owner maintenance charges presented as a decrease in units on the statements of changes in net assets under the Maintenance charges and mortality adjustment line item may include the following:

•
Mortality and Expense Risk Charge: If the net asset value of an individual contract is less than $25,000, SBL deducts an additional 0.15% above the minimum annual rate of 0.75%, as a contract level deduction for mortality and expense risk.

•
Contingent Deferred Sales Charge (CDSC): SBL deducts a CDSC (also referred to as a “withdrawal charge”) of up to 7% of any portion of a withdrawal, consisting of purchase payments, that exceed the free withdrawal amount for units withdrawn in the first seven years of the contract.

•
Account Administrative Charge: SBL deducts an account administration charge of $30 annually, except for certain contracts based on a minimum account value and the period of time the contract has been in force.

•	Rider Charge: SBL deducts an amount for each rider, equal to a percentage of the contract value, not to exceed a total charge of 1.55% of the contract value.

EliteDesigns

Mortality and Expense Risk Charge: The mortality and expense risks assumed by SBL are compensated for by a fee equivalent to an annual rate ranging from 0.00% to 1.20% of the average daily net assets.  A 5 year contract is not assessed with a mortality and expense risk charge.  A 0-4 year contract is assessed a mortality and expense risk fee of 0.20% annually.   An EliteDesigns II contract is assessed a mortality and expense risk fee of 1.20% annually.  All contracts, once annuitized will be assessed with a mortality and expense risk charge of 0.30% annually of the average daily net assets.  Currently, there are no policies in the annuitization stage.

Administrative Charge:  SBL deducts a daily administrative charge equal to an annual rate of each Subaccount’s average daily net asset value.  The amount of these charges differs by Subaccount and ranges from 0.25% to 0.65%, as indicated in the below table:

Administrative Charge	Product	Subaccount
0.65%	EliteDesigns II
Dimensional VA Equity Allocation, Dimensional VA Global Bond Portfolio, Dimensional VA Global Moderate Allocation, Dimensional VA International Small Portfolio, Dimensional VA International Value Portfolio, Dimensional VA Short-Term Fixed Portfolio, Dimensional VA U.S. Large Value Portfolio, Dimensional VA U.S. Targeted Value Portfolio, Vanguard® VIF Balanced, Vanguard® VIF Capital Growth, Vanguard® VIF Conservative Allocation, Vanguard® VIF Diversified Value, Vanguard® VIF Equity Income, Vanguard® VIF Equity Index, Vanguard® VIF Global Bond Index, Vanguard® VIF Growth, Vanguard® VIF High Yield Bond, Vanguard® VIF International, Vanguard® VIF Mid-Cap Index, Vanguard® VIF Moderate Allocation, Vanguard® VIF Real Estate Index, Vanguard® VIF Short Term Investment Grade, Vanguard® VIF Small Company Growth, Vanguard® VIF Total Bond Market Index, Vanguard® VIF Total International Stock Market Index, Vanguard® VIF Total Stock Market Index

0.25%	EliteDesigns and EliteDesigns II	All other subaccounts

These charges are presented as expenses on the statements of changes in net assets under Mortality and expense risk and administrative charges line item.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

2. Variable Annuity Contract Charges (continued)

Premium Tax Charge: When applicable, an amount for premium taxes is deducted as provided by pertinent state law either from the purchase payments or from the amount applied to affect an annuity at the time annuity payments commence.
Contract owner maintenance charges presented as a decrease in units on the statements of changes in net assets under the Maintenance charges and mortality adjustment line item may include the following:

•
Contingent Deferred Sales Charge (CDSC): For a 5 year contract, SBL deducts a CDSC (also referred to as a “withdrawal charge”) of up to 5% of any portion of a withdrawal, consisting of purchase payments, that exceed the free withdrawal amount for units withdrawn in the first five years of the contract.  For a 0 year and EliteDesigns II contract, SBL does not deduct any CDSC throughout the life of the contract.

•	Rider Charge: SBL deducts an amount for each optional rider, equal to a percentage of the contract value, not to exceed a total charge of 1.25% of the contract value.

SecureDesigns

Mortality and Expense Risk Charge: Mortality and expense risks assumed by SBL are compensated for by a fee equivalent to a minimum annual rate of 0.60% of the average daily net asset. The mortality and expense risk charge is based on the daily value of the individual contract.

Administrative Charge: SBL deducts a daily administrative charge equivalent to an annual rate of 0.15% of the average daily net asset value.

These charges are presented as expenses on the statements of changes in net assets under Mortality and expense risk and administrative charges line item.

Premium Tax Charge: When applicable, an amount for state premium taxes is deducted as provided by pertinent state law either from the purchase payments or from the amount applied to effect an annuity at the time annuity payments commence.

Contract owner maintenance charges presented as a decrease in units on the statements of changes in net assets under the Maintenance charges and mortality adjustment line item may include the following:

•
Mortality and Expense Risk Charge:  If the net asset value of an individual contract is less than $100,000, SBL deducts an additional mortality and expense risk charge of 0.25% on contracts with a net asset value less than $25,000 and 0.10% on contracts with a net asset value of at least $25,000 but less than $100,000, as a contract level deduction.

•
Account Administrative Charge: SBL deducts an account administration charge of $30 annually, except for certain contracts based on a minimum account value and the period of time the contract has been in force.

•
Contingent Deferred Sales Charge (CDSC): SBL deducts a CDSC (also referred to as a “withdrawal charge”) of up to 7% of any portion of a withdrawal, consisting of purchase payments, that exceed the free withdrawal amount for units withdrawn in the first seven years of the contract.

•	Rider Charge: SBL deducts an amount for each rider, equal to a percentage of contract value, not to exceed a total charge of 2.00% of the contract value.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

2. Variable Annuity Contract Charges (continued)

Valuebuilder

Mortality and Expense Risk Charge: For NEA Valuebuilder contracts, the mortality and expense risks assumed by SBL are compensated for by a fee equivalent to an annual rate of 0.75% of the average daily net asset value to contracts with $25,000 or more and 0.90% of the average daily net asset value to contracts with less than $25,000. For NEA Valuebuilder – RID contracts, the mortality and expense risks assumed by SBL are compensated for by a fee equivalent to an annual rate of 1.10% of the average daily net asset value. For AEA Valuebuilder contracts, the mortality and expense risks assumed by SBL are compensated for by a fee equivalent to an annual rate of 0.95% of the average daily net asset value to contracts with $25,000 or more and 1.10% of the average daily net asset value to contracts with less than $25,000. During the annuity period mortality and expense risks assumed by SBL are compensated for by a fee equivalent to an annual rate of 1.25% of the average daily net asset value for certain annuity options.

Administrative Charge: SBL deducts a daily administrative charge equal to an annual rate of 0.15% of the average daily net asset value.

These charges are presented as expenses on the statements of changes in net assets under Mortality and expense risk and administrative charges line item.

Premium Tax Charge: When applicable, an amount for premium taxes is deducted as provided by pertinent state law either from purchase payments or from the amount applied to effect an annuity at the time annuity payments commence.

Contract owner maintenance charges presented as a decrease in units on the statements of changes in net assets under the Maintenance charges and mortality adjustment line item may include the following:

•
Contingent Deferred Sales Charge (CDSC): SBL deducts a CDSC (also referred to as a “withdrawal charge”) of up to 7% of any portion of a withdrawal, consisting of purchase payments, that exceed the free withdrawal amount for units withdrawn in the first seven years of the contract.

•
Account Administrative Charge: SBL deducts an account administration charge of $30 annually, except for certain contracts based on a minimum account value and the period of time the contract has been in force.

•	Rider Charge: SBL deducts a monthly amount for each rider, equal to a percentage of the contract value, not to exceed a total charge of 1.55% of the contract value.

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

3. Summary of Unit Transactions

The changes in units outstanding for the periods December 31, 2020 and 2019, were as follows:

		2020			2019
			Net			Net
	Units	Units	Increase	Units	Units	Increase
Subaccount	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)

7Twelve Balanced Portfolio Class 3	2,273	(1,835)	438	7,034	(2,234)	4,800
AB VPS Dynamic Asset Allocation	42,323	(23,248)	19,075	44,567	(46,597)	(2,030)
AB VPS Global Thematic Growth	14	-	14	487	-	487
AB VPS Growth and Income	577	(9,170)	(8,593)	27,637	(4,829)	22,808
AB VPS Small/Mid Cap Value	241,214	(69,352)	171,862	89,627	(78,382)	11,245
Alger Capital Appreciation	60,676	(70,803)	(10,127)	1,985	(1,536)	449
Alger Large Cap Growth	38,885	(36,774)	2,111	81,924	(85,448)	(3,524)
ALPS/Alerian Energy Infrastructure	6,817	(4,224)	2,593	5,036	(9,274)	(4,238)
American Century Diversified Bond	13,732	(10,468)	3,264	5,150	(16,006)	(10,856)
American Century Equity Income	265,184	(110,032)	155,152	73,776	(83,032)	(9,256)
American Century Heritage	7,070	(31,213)	(24,143)	27,187	(23,974)	3,213
American Century International Bond	704	(3)	701	38	(3)	35
American Century International Growth	172,936	(193,910)	(20,974)	61,437	(99,677)	(38,240)
American Century Select	23,882	(32,275)	(8,393)	13,873	(30,067)	(16,194)
American Century Strategic Allocation: Aggressive	10,083	(19,423)	(9,340)	11,336	(13,820)	(2,484)
American Century Strategic Allocation: Conservative	24,230	(26,894)	(2,664)	38,202	(28,103)	10,099
American Century Strategic Allocation: Moderate	26,512	(47,083)	(20,571)	33,528	(62,903)	(29,375)
American Century Ultra®	5,827	(8,145)	(2,318)	2,435	(8,461)	(6,026)
American Century VP Disciplined Core Value_(a)	652	(31,957)	(31,305)	1,214	(654)	560
American Century VP Inflation Protection	16,641	(5,906)	10,735	10,406	(1,961)	8,445
American Century VP International	274	(563)	(289)	281	(605)	(324)
American Century VP Mid Cap Value_(d)	35,262	(91,548)	(56,286)	24,880	(66,665)	(41,785)
American Century VP Ultra®	213,605	(244,442)	(30,837)	226,651	(298,422)	(71,771)
American Century VP Value	224,585	(551,140)	(326,555)	345,844	(536,458)	(190,614)
American Funds IS® Asset Allocation	894,009	(292,285)	601,724	371,508	(246,422)	125,086

(a) Name change. See Note 1.
(d) Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

3. Summary of Unit Transactions (continued)

		2020			2019
			Net			Net
	Units	Units	Increase	Units	Units	Increase
Subaccount	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)

American Funds IS® Blue Chip Income and Growth	210,619	(214,761)	(4,142)	209,456	(212,997)	(3,541)
American Funds IS® Capital World Bond_(a)	409,445	(311,633)	97,812	235,349	(124,221)	111,128
American Funds IS® Global Growth	244,270	(261,453)	(17,183)	262,053	(92,731)	169,322
American Funds IS® Global Growth and Income	3,466	(15,480)	(12,014)	7,438	(3,021)	4,417
American Funds IS® Global Small Capitalization	1,531	(2,053)	(522)	6,320	(1,887)	4,433
American Funds IS® Growth	107,617	(66,921)	40,696	113,910	(94,297)	19,613
American Funds IS® Growth-Income	680,112	(519,598)	160,514	594,131	(404,690)	189,441
American Funds IS® International	130,407	(236,292)	(105,885)	170,847	(138,785)	32,062
American Funds IS® International Growth and Income	11,451	(16,391)	(4,940)	1,843	(8,136)	(6,293)
American Funds IS® Mortgage	26,509	(457)	26,052	3,892	(806)	3,086
American Funds IS® New World	62,252	(78,068)	(15,816)	106,315	(54,664)	51,651
American Funds IS® U.S. Government/AAA-Rated Securities	378,816	(21,589)	357,227	246,951	(225,257)	21,694
AMG Managers Fairpointe Mid Cap	11,040	(34,086)	(23,046)	11,418	(29,555)	(18,137)
Ariel®	13,880	(20,518)	(6,638)	32,144	(136,697)	(104,553)
Baron Asset	4,227	(6,857)	(2,630)	5,246	(9,077)	(3,831)
BlackRock Advantage Large Cap Core V.I.	36,577	(42,279)	(5,702)	8,008	(60)	7,948
BlackRock Advantage Small Cap Growth	5,373	(3,633)	1,740	3,912	(794)	3,118
BlackRock Basic Value V.I.	8,745	(11,670)	(2,925)	395	(5)	390
BlackRock Capital Appreciation V.I.	24,689	(18,892)	5,797	602	(21,171)	(20,569)
BlackRock Equity Dividend	17,087	(8,635)	8,452	6,212	(9,424)	(3,212)
BlackRock Equity Dividend V.I.	250,659	(207,195)	43,464	174,366	(92,171)	82,195
BlackRock Global Allocation	2,492	(25,534)	(23,042)	1,200	(3,284)	(2,084)
BlackRock Global Allocation V.I.	85,583	(30,711)	54,872	51,223	(41,756)	9,467
BlackRock High Yield V.I.	3,246,286	(3,566,177)	(319,891)	1,550,040	(1,022,415)	527,625
BlackRock International Dividend	1,912	(28,762)	(26,850)	16,135	(2,736)	13,399
BlackRock Large Cap Focus Growth V.I.	30,249	(30,817)	(568)	8,361	(4,629)	3,732
BNY Mellon Appreciation	158,372	(128,556)	29,816	101,533	(67,617)	33,916

(a) Name change. See Note 1.

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

3. Summary of Unit Transactions (continued)

		2020			2019
			Net			Net
	Units	Units	Increase	Units	Units	Increase
Subaccount	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)

BNY Mellon Dynamic Value	9,241	(24,735)	(15,494)	12,503	(51,080)	(38,577)
BNY Mellon IP MidCap Stock	155,157	(161,188)	(6,031)	70,608	(204,946)	(134,338)
BNY Mellon IP Small Cap Stock Index	92,084	(154,394)	(62,310)	133,820	(63,289)	70,531
BNY Mellon IP Technology Growth	246,380	(310,707)	(64,327)	266,351	(250,843)	15,508
BNY Mellon Opportunistic Midcap Value	8,676	(21,644)	(12,968)	10,017	(24,288)	(14,271)
BNY Mellon Stock Index	6,240	(11,090)	(4,850)	1,291	(3,696)	(2,405)
BNY Mellon VIF Appreciation	335,011	(93,475)	241,536	49,068	(13,038)	36,030
Calamos® Growth	18,986	(78,904)	(59,918)	23,089	(76,105)	(53,016)
Calamos® Growth and Income	28,631	(60,713)	(32,082)	20,666	(53,485)	(32,819)
Calamos® High Income Opportunities	5,052	(5,602)	(550)	6,577	(7,286)	(709)
ClearBridge Small Cap Growth	29	-	29	27	-	27
ClearBridge Variable Aggressive Growth	199,968	(460,717)	(260,749)	124,439	(188,699)	(64,260)
ClearBridge Variable Small Cap Growth	201,198	(178,695)	22,503	67,357	(139,495)	(72,138)
Dimensional VA Equity Allocation	23,353	(34,904)	(11,551)	34,023	-	34,023
Dimensional VA Global Bond Portfolio	18,700	(70,106)	(51,406)	97,318	(37,552)	59,766
Dimensional VA International Small Portfolio	25,411	(38,495)	(13,084)	39,324	(37,157)	2,167
Dimensional VA International Value Portfolio	13,722	(51,813)	(38,091)	91,618	(98,805)	(7,187)
Dimensional VA Short-Term Fixed Portfolio	64,746	(107,801)	(43,055)	102,690	(232,057)	(129,367)
Dimensional VA U.S. Large Value Portfolio	15,250	(38,806)	(23,556)	172,858	(178,639)	(5,781)
Dimensional VA U.S. Targeted Value Portfolio	24,367	(18,591)	5,776	52,995	(52,282)	713
DWS Capital Growth VIP	61	(1,537)	(1,476)	1,574	(25)	1,549
DWS Core Equity VIP	168	(2,321)	(2,153)	524	(4,667)	(4,143)
DWS CROCI® U.S. VIP	30	(213)	(183)	1,136	(18)	1,118
DWS Global Small Cap VIP	114	(5)	109	108	(3)	105
DWS High Income VIP	29	(1)	28	970	(582)	388
DWS International Growth VIP	36	(255)	(219)	1,361	(11,312)	(9,951)
DWS Small Mid Cap Value VIP	31	-	31	29	-	29
Eaton Vance VT Floating-Rate Income	410,321	(644,207)	(233,886)	455,157	(327,499)	127,658

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

3. Summary of Unit Transactions (continued)

		2020			2019
			Net			Net
	Units	Units	Increase	Units	Units	Increase
Subaccount	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)

Federated Hermes Corporate Bond (a)	268,519	(189,996)	78,523	109,358	(235,961)	(126,603)
Federated Hermes Fund for U.S. Government Securities II (a)	616,461	(408,752)	207,709	133,276	(263,088)	(129,812)
Federated Hermes High Income Bond II (a)	194,533	(952,291)	(757,758)	883,544	(133,209)	750,335
FFI Strategies (a)	63	-	63	60	-	60
Fidelity® Advisor Dividend Growth	21,252	(37,290)	(16,038)	11,921	(14,856)	(2,935)
Fidelity® Advisor International Capital Appreciation (d)	881	(2,571)	(1,690)	1,121	(6,944)	(5,823)
Fidelity® Advisor Leveraged Company Stock	529	(577)	(48)	1,764	(222)	1,542
Fidelity® Advisor New Insights	12,230	(115,722)	(103,492)	14,187	(50,209)	(36,022)
Fidelity® Advisor Real Estate	19,488	(18,548)	940	10,806	(23,316)	(12,510)
Fidelity® Advisor Stock Selector Mid Cap	18,920	(24,721)	(5,801)	118,545	(9,004)	109,541
Fidelity® Advisor Value Strategies	10,079	(29,956)	(19,877)	18,165	(16,071)	2,094
Fidelity® VIP Balanced	7,823	(30,798)	(22,975)	18,139	(5,342)	12,797
Fidelity® VIP Contrafund	276,156	(202,931)	73,225	67,270	(185,613)	(118,343)
Fidelity® VIP Disciplined Small Cap	576	(739)	(163)	605	(5,104)	(4,499)
Fidelity® VIP Emerging Markets	13,227	(14,401)	(1,174)	15,240	(28,396)	(13,156)
Fidelity® VIP Equity-Income	128,092	(83,903)	44,189	104,821	(147,500)	(42,679)
Fidelity® VIP Growth & Income	92,835	(110,515)	(17,680)	99,080	(85,817)	13,263
Fidelity® VIP Growth Opportunities	951,284	(595,448)	355,836	481,188	(337,458)	143,730
Fidelity® VIP High Income	1,226,794	(1,064,274)	162,520	2,523,469	(1,783,675)	739,794
Fidelity® VIP Index 500	308,883	(369,633)	(60,750)	364,129	(248,432)	115,697
Fidelity® VIP Investment Grade Bond	541,033	(559,390)	(18,357)	328,140	(223,683)	104,457
Fidelity® VIP Mid Cap	4,570	(1,709)	2,861	2,979	(8,520)	(5,541)
Fidelity® VIP Overseas	525,285	(157,491)	367,794	24,168	(125,812)	(101,644)
Fidelity® VIP Real Estate	10,537	(9,492)	1,045	2,911	(4,739)	(1,828)
Fidelity® VIP Strategic Income	25,135	(123,524)	(98,389)	192,658	(20,877)	171,781
Franklin Allocation VIP Fund	12,498	(40,855)	(28,357)	43,171	(37,060)	6,111

(a) Name change. See Note 1.
(d) Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

3. Summary of Unit Transactions (continued)

		2020			2019
			Net			Net
	Units	Units	Increase	Units	Units	Increase
Subaccount	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)

Franklin Flex Cap Growth VIP Fund	4,187	(16)	4,171	23,364	(908)	22,456
Franklin Growth and Income VIP Fund	27,647	(11,388)	16,259	15,405	(4,139)	11,266
Franklin Income VIP Fund	100,186	(629,706)	(529,520)	412,048	(520,708)	(108,660)
Franklin Large Cap Growth VIP Fund	10,989	(12,511)	(1,522)	1,578	(338)	1,240
Franklin Mutual Global Discovery VIP Fund	80,010	(272,174)	(192,164)	109,045	(289,871)	(180,826)
Franklin Mutual Shares VIP Fund	82	(53)	29	86	(531)	(445)
Franklin Rising Dividends VIP Fund	8,289	(24,600)	(16,311)	31,550	(66,417)	(34,867)
Franklin Small Cap Value VIP Fund	22,626	(215,852)	(193,226)	244,126	(91,641)	152,485
Franklin Small-Mid Cap Growth VIP Fund	99,485	(48,240)	51,245	38,048	(58,779)	(20,731)
Franklin Strategic Income VIP Fund	143,846	(155,457)	(11,611)	234,373	(120,877)	113,496
Franklin U.S. Government Securities VIP Fund	39,848	(41,908)	(2,060)	13,792	(9,008)	4,784
Goldman Sachs Emerging Markets Equity	25,019	(94,425)	(69,406)	85,477	(63,861)	21,616
Goldman Sachs Government Income	125,766	(92,050)	33,716	110,986	(86,000)	24,986
Goldman Sachs VIT Growth Opportunities	2,166	(1,277)	889	20,537	(16,008)	4,529
Goldman Sachs VIT High Quality Floating Rate	36	(2)	34	1,014	(1,249)	(235)
Goldman Sachs VIT International Equity Insights	544	(26)	518	1,596	(24)	1,572
Goldman Sachs VIT Large Cap Value	10,848	(10,615)	233	-	-	-
Goldman Sachs VIT Mid Cap Value	3,317	(19,775)	(16,458)	7,853	(10,145)	(2,292)
Goldman Sachs VIT Small Cap Equity Insights	1,429	(3,498)	(2,069)	12,450	(37,461)	(25,011)
Goldman Sachs VIT Strategic Growth	5,157	(8,859)	(3,702)	260	(27)	233
Guggenheim Alpha Opportunity	261	(32)	229	257	(868)	(611)
Guggenheim Floating Rate Strategies	21,256	(95,316)	(74,060)	63,402	(26,471)	36,931
Guggenheim High Yield	33,848	(83,370)	(49,522)	65,926	(67,912)	(1,986)
Guggenheim Large Cap Value	37,204	(193,812)	(156,608)	41,925	(76,198)	(34,273)
Guggenheim Long Short Equity	1,947	(3,519)	(1,572)	2,283	(4,000)	(1,717)
Guggenheim Macro Opportunities	34	(77)	(43)	34	(7)	27
Guggenheim Multi-Hedge Strategies	1,444	(98)	1,346	62	(2)	60
Guggenheim Small Cap Value	1,638	(3,701)	(2,063)	11,696	(10,542)	1,154
Guggenheim SMid Cap Value	68,613	(75,129)	(6,516)	28,338	(97,765)	(69,427)
Guggenheim StylePlus Large Core	28,027	(53,404)	(25,377)	31,283	(15,907)	15,376

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

3. Summary of Unit Transactions (continued)

		2020			2019
			Net			Net
	Units	Units	Increase	Units	Units	Increase
Subaccount	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)

Guggenheim StylePlus Mid Growth	14,459	(37,324)	(22,865)	16,289	(28,758)	(12,469)
Guggenheim Total Return Bond	21,198	(36,316)	(15,118)	24,284	(12,348)	11,936
Guggenheim US Investment Grade Bond	328,779	(202,661)	126,118	144,829	(164,002)	(19,173)
Guggenheim VIF All Cap Value	136,077	(492,630)	(356,553)	156,138	(542,106)	(385,968)
Guggenheim VIF Alpha Opportunity	7,062	(41,350)	(34,288)	6,636	(40,976)	(34,340)
Guggenheim VIF Floating Rate Strategies	70,474	(220,058)	(149,584)	108,684	(262,136)	(153,452)
Guggenheim VIF Global Managed Futures Strategy	9,898	(91,699)	(81,801)	28,439	(31,963)	(3,524)
Guggenheim VIF High Yield	210,888	(440,948)	(230,060)	245,870	(284,043)	(38,173)
Guggenheim VIF Large Cap Value	580,972	(759,080)	(178,108)	618,076	(489,701)	128,375
Guggenheim VIF Long Short Equity	72,778	(501,419)	(428,641)	462,127	(282,510)	179,617
Guggenheim VIF Managed Asset Allocation	56,997	(114,647)	(57,650)	71,456	(155,206)	(83,750)
Guggenheim VIF Multi-Hedge Strategies	780,461	(458,012)	322,449	74,430	(591,975)	(517,545)
Guggenheim VIF Small Cap Value	91,133	(189,994)	(98,861)	122,956	(153,898)	(30,942)
Guggenheim VIF SMid Cap Value	128,625	(342,483)	(213,858)	191,354	(288,230)	(96,876)
Guggenheim VIF StylePlus Large Core	192,438	(558,139)	(365,701)	144,039	(344,049)	(200,010)
Guggenheim VIF StylePlus Large Growth	140,088	(244,022)	(103,934)	106,483	(152,410)	(45,927)
Guggenheim VIF StylePlus Mid Growth	86,555	(134,471)	(47,916)	74,129	(148,402)	(74,273)
Guggenheim VIF StylePlus Small Growth	30,402	(111,197)	(80,795)	37,594	(69,069)	(31,475)
Guggenheim VIF Total Return Bond	2,227,719	(1,288,824)	938,895	801,584	(922,832)	(121,248)
Guggenheim VIF World Equity Income	108,690	(279,698)	(171,008)	121,858	(279,766)	(157,908)
Guggenheim World Equity Income	35,997	(122,251)	(86,254)	64,200	(81,876)	(17,676)
Invesco American Franchise	20,923	(8,318)	12,605	7,017	(11,462)	(4,445)
Invesco Comstock	51,166	(172,083)	(120,917)	86,115	(108,281)	(22,166)
Invesco Developing Markets (a)	4,875	(6,232)	(1,357)	5,340	(2,537)	2,803
Invesco Discovery (a)	1,724	(2,602)	(878)	1,365	(7,193)	(5,828)
Invesco Discovery Mid Cap Growth	78,785	(72,800)	5,985	4,802	(13,206)	(8,404)
Invesco Energy	9,923	(14,347)	(4,424)	1,234	(5,687)	(4,453)
Invesco Equity and Income	49,611	(61,751)	(12,140)	43,444	(55,887)	(12,443)

(a) Name change. See Note 1.

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

3. Summary of Unit Transactions (continued)

		2020			2019
			Net			Net
	Units	Units	Increase	Units	Units	Increase
Subaccount	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)

Invesco Global (a)	5,016	(8,232)	(3,216)	6,310	(9,467)	(3,157)
Invesco Gold & Special Minerals	16,435	(29,045)	(12,610)	1,574	(1,705)	(131)
Invesco Main Street Mid Cap	127,740	(98,162)	29,578	7,279	(11,026)	(3,747)
Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund (b)	371,807	(412,507)	(40,700)	94,434	(67,907)	26,527
Invesco Oppenheimer V.I. Global Fund	50,186	(85,943)	(35,757)	135,540	(110,693)	24,847
Invesco Oppenheimer V.I. Global Strategic Income Fund	97	(157)	(60)	1,742	(1,794)	(52)
Invesco Oppenheimer V.I. International Growth Fund	7,767	(17,126)	(9,359)	10,659	(6,102)	4,557
Invesco Oppenheimer V.I. Main Street Small Cap Fund	140,046	(203,013)	(62,967)	119,619	(159,447)	(39,828)
Invesco Oppenheimer V.I. Total Return Bond Fund	1,460,220	(2,427,146)	(966,926)	1,271,798	(1,910,041)	(638,243)
Invesco Small Cap Growth (d)	3,768	(14,758)	(10,990)	4,208	(13,980)	(9,772)
Invesco Technology	17,557	(29,764)	(12,207)	10,108	(9,354)	754
Invesco V.I. American Franchise Series I	11,973	(26,245)	(14,272)	40,595	(59,159)	(18,564)
Invesco V.I. American Franchise Series II	2,226	(5,146)	(2,920)	12,776	(942)	11,834
Invesco V.I. American Value	1,845	(16,123)	(14,278)	2,064	(4,090)	(2,026)
Invesco V.I. Balanced-Risk Allocation	130	(550)	(420)	2,101	(560)	1,541
Invesco V.I. Comstock	103,538	(1,022,336)	(918,798)	358,630	(175,170)	183,460
Invesco V.I. Core Equity	25	(9)	16	24	(8)	16
Invesco V.I. Equity and Income	234,606	(153,353)	81,253	35,088	(86,276)	(51,188)
Invesco V.I. Global Core Equity	76	(1)	75	1,381	(6)	1,375
Invesco V.I. Global Real Estate Series I	58,033	(119,278)	(61,245)	177,797	(235,723)	(57,926)
Invesco V.I. Global Real Estate Series II	14,380	(18,433)	(4,053)	16,738	(18,627)	(1,889)
Invesco V.I. Government Money Market (c)	4,199,348	(3,462,999)	736,349	2,227,863	(4,267,378)	(2,039,515)
Invesco V.I. Government Securities	2,429,655	(2,163,230)	266,425	1,423,406	(1,597,324)	(173,918)
Invesco V.I. Growth and Income	12,848	(13,346)	(498)	46	(7)	39

(a) Name change. See Note 1.
(b) Merger. See Note 1.
(c) Liquidation. See Note 1.
(d) Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

3. Summary of Unit Transactions (continued)

		2020			2019
			Net			Net
	Units	Units	Increase	Units	Units	Increase
Subaccount	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)

Invesco V.I. Health Care Series I	122,121	(115,879)	6,242	191,708	(332,342)	(140,634)
Invesco V.I. Health Care Series II	436	(13,587)	(13,151)	8,892	(1,636)	7,256
Invesco V.I. High Yield	508	(1,755)	(1,247)	3,837	(8,426)	(4,589)
Invesco V.I. International Growth	836,260	(1,316,546)	(480,286)	391,467	(834,870)	(443,403)
Invesco V.I. Managed Volatility	6,384	(15,123)	(8,739)	1,318	(204)	1,114
Invesco V.I. Mid Cap Core Equity	163,210	(149,059)	14,151	386,376	(190,505)	195,871
Invesco V.I. S&P 500 Index	26,918	(25,064)	1,854	4,107	(8,070)	(3,963)
Invesco V.I. Small Cap Equity	950	(291)	659	188	(54)	134
Invesco V.I. Value Opportunities	22,045	(42,324)	(20,279)	33,966	(51,218)	(17,252)
Invesco Value Opportunities	30,891	(51,094)	(20,203)	12,913	(26,936)	(14,023)
Ivy Asset Strategy	4,037	(8,129)	(4,092)	2,097	(1,592)	505
Ivy VIP Asset Strategy	45,288	(10,068)	35,220	27,906	(14,621)	13,285
Ivy VIP Balanced	4,285	(5)	4,280	158	-	158
Ivy VIP Core Equity	201	(51)	150	194	(61)	133
Ivy VIP Energy	1,062	(1,536)	(474)	1,027	(11,381)	(10,354)
Ivy VIP Global Bond	356	(11,261)	(10,905)	6,146	(8,308)	(2,162)
Ivy VIP Global Equity Income	75	(2)	73	72	-	72
Ivy VIP Global Growth	1,532	-	1,532	31,852	-	31,852
Ivy VIP Growth	1,613	(4,731)	(3,118)	1,930	(4,109)	(2,179)
Ivy VIP High Income	301,847	(314,571)	(12,724)	179,116	(177,998)	1,118
Ivy VIP International Core Equity	2,377	(9,697)	(7,320)	4,893	(9,671)	(4,778)
Ivy VIP Limited-Term Bond	10,932	(10,932)	-	-	-	-
Ivy VIP Mid Cap Growth	6,606	(377)	6,229	23,237	(25,321)	(2,084)
Ivy VIP Natural Resources	30,044	(1,582)	28,462	-	-	-
Ivy VIP Science and Technology	3,871	(9,140)	(5,269)	10,644	(10,513)	131
Ivy VIP Securian Real Estate Securities	139	(55)	84	135	(54)	81
Ivy VIP Small Cap Core	1,008	(3,267)	(2,259)	597	(1,821)	(1,224)
Ivy VIP Small Cap Growth	7,365	(9,944)	(2,579)	511	(2,674)	(2,163)
Ivy VIP Value	2,784	(4,313)	(1,529)	1,422	(2,769)	(1,347)
Janus Henderson Mid Cap Value	4,073	(3,050)	1,023	2,635	(3,777)	(1,142)

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

3. Summary of Unit Transactions (continued)

		2020			2019
			Net			Net
	Units	Units	Increase	Units	Units	Increase
Subaccount	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)

Janus Henderson Overseas	75,223	(93,784)	(18,561)	39,653	(94,824)	(55,171)
Janus Henderson U.S. Managed Volatility	12,432	(15,019)	(2,587)	6,231	(10,154)	(3,923)
Janus Henderson VIT Enterprise	94,882	(357,489)	(262,607)	166,497	(320,884)	(154,387)
Janus Henderson VIT Forty	2,186	(3,047)	(861)	21,867	(37,490)	(15,623)
Janus Henderson VIT Mid Cap Value	3,450	(36)	3,414	3,221	(1,274)	1,947
Janus Henderson VIT Overseas	33,338	(13,431)	19,907	11,165	(1,176)	9,989
Janus Henderson VIT Research	179,363	(326,455)	(147,092)	168,582	(279,271)	(110,689)
JPMorgan Insurance Trust Core Bond Portfolio	379,761	(299,668)	80,093	145,816	(48,332)	97,484
JPMorgan Insurance Trust Small Cap Core Portfolio	317	-	317	2,697	(1,094)	1,603
JPMorgan Insurance Trust US Equity Portfolio	232	(8,031)	(7,799)	1,397	(32)	1,365
Lord Abbett Series Bond-Debenture VC	569,509	(510,670)	58,839	232,531	(248,196)	(15,665)
Lord Abbett Series Developing Growth VC	62,744	(88,100)	(25,356)	103,568	(111,314)	(7,746)
Lord Abbett Series Dividend Growth VC_(a)	227	(2,299)	(2,072)	23,069	(22,036)	1,033
Lord Abbett Series Growth and Income VC	-	-	-	1,608	(1,608)	-
Lord Abbett Series Growth Opportunities VC	2,568	(3,145)	(577)	24,460	(21,626)	2,834
Lord Abbett Series Mid Cap Stock VC	139	(502)	(363)	142	(79)	63
Lord Abbett Series Total Return VC	1,860	(5)	1,855	1,783	(11,202)	(9,419)
MFS® VIT Emerging Markets Equity	9,479	(18,872)	(9,393)	11,413	(809)	10,604
MFS® VIT Global Tactical Allocation	24	(97)	(73)	26	(102)	(76)
MFS® VIT High Yield	117,362	(100,200)	17,162	19	(1,306)	(1,287)
MFS® VIT II MA Investors Growth Stock	125	(8,862)	(8,737)	8,761	(24)	8,737
MFS® VIT II Research International	731,171	(332,408)	398,763	256,370	(378,835)	(122,465)
MFS® VIT International Intrinsic Value	130,101	(25,133)	104,968	10,290	(23,276)	(12,986)
MFS® VIT Investors Trust	231	(217)	14	12,345	(11,203)	1,142
MFS® VIT New Discovery	409	(3,274)	(2,865)	1,773	(793)	980
MFS® VIT Research	198	(35)	163	190	(47)	143
MFS® VIT Total Return	190,348	(650,450)	(460,102)	964,646	(791,781)	172,865
MFS® VIT Total Return Bond	9,491	(3,463)	6,028	25,579	(24,182)	1,397

(a) Name change. See Note 1.

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

3. Summary of Unit Transactions (continued)

		2020			2019
			Net			Net
	Units	Units	Increase	Units	Units	Increase
Subaccount	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)

MFS® VIT Utilities	111,911	(169,445)	(57,534)	442,188	(445,172)	(2,984)
Morgan Stanley VIF Emerging Markets Debt	747	(877)	(130)	13,268	(16,450)	(3,182)
Morgan Stanley VIF Emerging Markets Equity	787,614	(844,719)	(57,105)	520,920	(877,320)	(356,400)
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	67,837	(44,631)	23,206	10,962	(648)	10,314
Morningstar Balanced ETF Asset Allocation Portfolio	713,244	(53,436)	659,808	134,472	(63,817)	70,655
Morningstar Conservative ETF Asset Allocation Portfolio	238,513	(179,331)	59,182	107,862	(69,781)	38,081
Morningstar Growth ETF Asset Allocation Portfolio	336,329	(122,438)	213,891	49,360	(63,741)	(14,381)
Morningstar Income and Growth ETF Asset Allocation Portfolio	77,711	(6,818)	70,893	59,158	(72,925)	(13,767)
Neuberger Berman AMT Sustainable Equity I	35,457	(139,837)	(104,380)	1,233,753	(1,507,490)	(273,737)
Neuberger Berman AMT Sustainable Equity S	14,986	(52,186)	(37,200)	29,564	(52,635)	(23,071)
Neuberger Berman Core Bond	39,413	(166,752)	(127,339)	28,338	(180,374)	(152,036)
Neuberger Berman Large Cap Value	4,898	(18,602)	(13,704)	11,817	(11,650)	167
Neuberger Berman Sustainable Equity	17,131	(10,364)	6,767	6,882	(7,493)	(611)
North Square Oak Ridge Small Cap Growth	453	(3,444)	(2,991)	763	(230)	533
Northern Global Tactical Asset Allocation	1,911	(932)	979	864	(2,507)	(1,643)
Northern Large Cap Core	2,198	(1,254)	944	569	(1,016)	(447)
Northern Large Cap Value	2,264	(15,998)	(13,734)	16,172	(1,522)	14,650
PGIM Jennison 20/20 Focus	14,585	(47,427)	(32,842)	12,173	(27,757)	(15,584)
PGIM Jennison Mid-Cap Growth	6,460	(4,645)	1,815	649	(599)	50
PGIM Jennison Natural Resources	485	(255)	230	350	(676)	(326)
PGIM Jennison Small Company	4,374	(6,915)	(2,541)	2,203	(5,145)	(2,942)
PGIM QMA Small-Cap Value_(d)	1,010	(8,241)	(7,231)	1,010	(946)	64
PIMCO All Asset	2,242	(9,950)	(7,708)	2,360	(5,219)	(2,859)
PIMCO CommodityRealReturn Strategy	5,745	(4,487)	1,258	3,278	(885)	2,393
PIMCO Emerging Markets Bond	137	(81)	56	641	(18)	623

(d) Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

3. Summary of Unit Transactions (continued)

		2020			2019
			Net			Net
	Units	Units	Increase	Units	Units	Increase
Subaccount	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)

PIMCO High Yield	21,990	(16,860)	5,130	30,111	(56,083)	(25,972)
PIMCO International Bond (U.S. Dollar-Hedged)	131,097	(152,371)	(21,274)	102,918	(91,803)	11,115
PIMCO Low Duration	2,035	(2,326)	(291)	650	(1,812)	(1,162)
PIMCO Real Return	12,186	(23,137)	(10,951)	8,990	(13,486)	(4,496)
PIMCO StocksPLUS® Small Fund	7,667	(69,544)	(61,877)	33,638	(19,997)	13,641
PIMCO Total Return	33,092	(54,970)	(21,878)	25,034	(49,608)	(24,574)
PIMCO VIT All Asset Administrative	64,147	(110,770)	(46,623)	48,293	(135,236)	(86,943)
PIMCO VIT All Asset Advisor	15,408	(7,560)	7,848	21,913	(8,482)	13,431
PIMCO VIT CommodityRealReturn Strategy Administrative	874,351	(803,151)	71,200	287,862	(1,016,617)	(728,755)
PIMCO VIT CommodityRealReturn Strategy Advisor	13,329	(14,340)	(1,011)	9,521	(30)	9,491
PIMCO VIT Emerging Markets Bond	233,146	(272,463)	(39,317)	120,532	(334,029)	(213,497)
PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)	153	(28)	125	162	(20)	142
PIMCO VIT Global Managed Asset Allocation	7,859	(4)	7,855	1,630	-	1,630
PIMCO VIT High Yield	137,345	(261,501)	(124,156)	323,035	(223,560)	99,475
PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)	311,236	(339,481)	(28,245)	275,208	(477,034)	(201,826)
PIMCO VIT International Bond Portfolio (Unhedged)	1,335	(475)	860	21,598	(2,656)	18,942
PIMCO VIT Low Duration Administrative_(d)	1,780,681	(1,235,294)	545,387	464,451	(966,935)	(502,484)
PIMCO VIT Low Duration Advisor	215,634	(226,194)	(10,560)	45,297	(112,633)	(67,336)
PIMCO VIT Real Return Administrative_(d)	810,898	(1,056,257)	(245,359)	656,919	(1,080,248)	(423,329)
PIMCO VIT Real Return Advisor	37,390	(63,951)	(26,561)	62,327	(87,038)	(24,711)
PIMCO VIT Short-Term	140,510	(246,614)	(106,104)	247,598	(187,135)	60,463
PIMCO VIT Total Return Administrative	585,537	(600,564)	(15,027)	293,717	(481,746)	(188,029)
PIMCO VIT Total Return Advisor	1,234,514	(957,878)	276,636	585,043	(618,871)	(33,828)
Pioneer Bond VCT	5,369	(210,038)	(204,669)	116,672	(5,285)	111,387
Pioneer Equity Income VCT	369	(2,146)	(1,777)	6,478	(5,098)	1,380

(d) Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

3. Summary of Unit Transactions (continued)

		2020			2019
			Net			Net
	Units	Units	Increase	Units	Units	Increase
Subaccount	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)

Pioneer High Yield VCT	3,008	(13,838)	(10,830)	25,245	(14,415)	10,830
Pioneer Real Estate Shares VCT	166	(2,110)	(1,944)	2,048	(25)	2,023
Pioneer Strategic Income	600	(2,307)	(1,707)	589	(1,243)	(654)
Pioneer Strategic Income VCT	841	(113,980)	(113,139)	92,029	(1,646)	90,383
Power Income VIT	453	(15,631)	(15,178)	689	(16,215)	(15,526)
Probabilities Fund	162,151	(23,656)	138,495	14,369	(17,758)	(3,389)
Putnam VT Diversified Income	13,127	(32,579)	(19,452)	29,027	(12,006)	17,021
Putnam VT Equity Income	12,437	(6,693)	5,744	7,007	(5,158)	1,849
Putnam VT Global Asset Allocation	37	(5)	32	31	-	31
Putnam VT Growth Opportunities	22,537	(9,461)	13,076	2,688	(7,780)	(5,092)
Putnam VT High Yield	2,079	(5,036)	(2,957)	10,461	(17,165)	(6,704)
Putnam VT Income	349,774	(185,530)	164,244	76,802	(47,119)	29,683
Putnam VT Multi-Asset Absolute Return	7,425	(21,019)	(13,594)	26,915	(31,386)	(4,471)
Putnam VT Multi-Cap Core	41	(8,385)	(8,344)	619	(39)	580
Putnam VT Small Cap Growth	2,630	(2,583)	47	186	(140)	46
Putnam VT Small Cap Value	4,124	(3,109)	1,015	9,020	(32,081)	(23,061)
Redwood Managed Volatility	13,848	(84,150)	(70,302)	7,776	(176,333)	(168,557)
Royce Micro-Cap	297,194	(372,473)	(75,279)	40,901	(165,014)	(124,113)
Royce Opportunity	61,949	(56,497)	5,452	57,449	(33,575)	23,874
Royce Small-Cap Value	13,237	(21,586)	(8,349)	18,852	(45,136)	(26,284)
Rydex VIF Banking	44,031	(169,671)	(125,640)	158,755	(164,047)	(5,292)
Rydex VIF Basic Materials	82,194	(48,465)	33,729	16,614	(48,360)	(31,746)
Rydex VIF Biotechnology	91,287	(108,709)	(17,422)	101,153	(134,402)	(33,249)
Rydex VIF Commodities Strategy	135,461	(77,043)	58,418	99,251	(266,850)	(167,599)
Rydex VIF Consumer Products	126,407	(62,753)	63,654	106,843	(127,606)	(20,763)
Rydex VIF Dow 2x Strategy_(d)	1,071,139	(1,084,806)	(13,667)	865,082	(889,541)	(24,459)
Rydex VIF Electronics	26,192	(51,370)	(25,178)	62,038	(55,849)	6,189
Rydex VIF Energy	387,662	(202,878)	184,784	89,059	(138,727)	(49,668)

(d) Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

3. Summary of Unit Transactions (continued)

		2020			2019
			Net			Net
	Units	Units	Increase	Units	Units	Increase
Subaccount	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)

Rydex VIF Energy Services	589,663	(420,325)	169,338	413,609	(701,066)	(287,457)
Rydex VIF Europe 1.25x Strategy_(d)	83,059	(92,187)	(9,128)	231,964	(245,179)	(13,215)
Rydex VIF Financial Services	171,411	(81,883)	89,528	103,476	(105,733)	(2,257)
Rydex VIF Government Long Bond 1.2x Strategy_(d)	170,437	(142,184)	28,253	184,394	(196,729)	(12,335)
Rydex VIF Health Care	105,156	(74,084)	31,072	48,996	(151,366)	(102,370)
Rydex VIF High Yield Strategy	11,992	(314,533)	(302,541)	944,646	(658,919)	285,727
Rydex VIF Internet	147,087	(165,486)	(18,399)	189,297	(201,862)	(12,565)
Rydex VIF Inverse Dow 2x Strategy_(d)	31,386,843	(31,303,589)	83,254	17,977,496	(18,443,345)	(465,849)
Rydex VIF Inverse Government Long Bond Strategy_(d)	673,391	(686,179)	(12,788)	152,539	(281,194)	(128,655)
Rydex VIF Inverse Mid-Cap Strategy_(d)	219,767	(218,144)	1,623	231,509	(229,996)	1,513
Rydex VIF Inverse NASDAQ-100® Strategy_(d)	8,595,727	(8,546,005)	49,722	8,259,322	(8,298,678)	(39,356)
Rydex VIF Inverse Russell 2000® Strategy_(d)	1,617,498	(1,503,700)	113,798	618,940	(652,864)	(33,924)
Rydex VIF Inverse S&P 500 Strategy_(d)	4,184,642	(4,157,649)	26,993	4,599,194	(4,471,480)	127,714
Rydex VIF Japan 2x Strategy_(d)	9,875	(27,551)	(17,676)	20,459	(20,163)	296
Rydex VIF Leisure	6,535	(13,193)	(6,658)	37,761	(51,672)	(13,911)
Rydex VIF Mid-Cap 1.5x Strategy_(d)	20,994	(31,644)	(10,650)	68,161	(112,715)	(44,554)
Rydex VIF NASDAQ-100®	3,563,032	(3,865,061)	(302,029)	1,351,623	(1,125,778)	225,845
Rydex VIF NASDAQ-100® 2x Strategy_(d)	2,658,581	(2,754,670)	(96,089)	1,433,941	(1,674,147)	(240,206)
Rydex VIF Nova_(d)	380,229	(423,784)	(43,555)	310,198	(301,716)	8,482
Rydex VIF Precious Metals	370,681	(446,276)	(75,595)	438,301	(395,975)	42,326
Rydex VIF Real Estate	123,258	(279,217)	(155,959)	544,440	(473,863)	70,577
Rydex VIF Retailing	36,798	(40,532)	(3,734)	39,028	(49,519)	(10,491)
Rydex VIF Russell 2000® 1.5x Strategy_(d)	188,604	(164,214)	24,390	18,993	(33,401)	(14,408)
Rydex VIF Russell 2000® 2x Strategy_(d)	3,501,409	(2,682,657)	818,752	600,623	(614,820)	(14,197)
Rydex VIF S&P 500 2x Strategy_(d)	2,388,250	(2,439,847)	(51,597)	2,786,659	(2,813,569)	(26,910)
Rydex VIF S&P 500 Pure Growth	314,421	(427,478)	(113,057)	779,209	(854,381)	(75,172)
Rydex VIF S&P 500 Pure Value	747,507	(674,092)	73,415	697,146	(625,711)	71,435
Rydex VIF S&P MidCap 400 Pure Growth	127,203	(92,944)	34,259	59,992	(101,076)	(41,084)

(d) Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

3. Summary of Unit Transactions (continued)

		2020			2019
			Net			Net
	Units	Units	Increase	Units	Units	Increase
Subaccount	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)

Rydex VIF S&P MidCap 400 Pure Value	241,223	(156,000)	85,223	114,922	(107,414)	7,508
Rydex VIF S&P SmallCap 600 Pure Growth	126,160	(75,896)	50,264	64,744	(151,572)	(86,828)
Rydex VIF S&P SmallCap 600 Pure Value	355,204	(222,934)	132,270	311,298	(335,636)	(24,338)
Rydex VIF Strengthening Dollar 2x Strategy_(d)	79,765	(21,475)	58,290	80,618	(136,186)	(55,568)
Rydex VIF Technology	225,266	(285,458)	(60,192)	157,537	(149,847)	7,690
Rydex VIF Telecommunications	12,909	(29,295)	(16,386)	38,933	(43,192)	(4,259)
Rydex VIF Transportation	17,379	(7,195)	10,184	8,601	(23,957)	(15,356)
Rydex VIF U.S. Government Money Market_(c)	40,825,220	(39,986,931)	838,289	28,315,177	(32,904,271)	(4,589,094)
Rydex VIF Utilities	145,039	(268,467)	(123,428)	778,031	(699,636)	78,395
Rydex VIF Weakening Dollar 2x Strategy_(d)	10,588	(11,626)	(1,038)	52,374	(58,654)	(6,280)
T. Rowe Price Blue Chip Growth	54,370	(85,165)	(30,795)	172,118	(184,735)	(12,617)
T. Rowe Price Capital Appreciation	70,941	(121,101)	(50,160)	64,350	(83,161)	(18,811)
T. Rowe Price Equity Income	4,440	(6,699)	(2,259)	26,612	(22,061)	4,551
T. Rowe Price Growth Stock	24,776	(56,987)	(32,211)	36,939	(61,665)	(24,726)
T. Rowe Price Health Sciences	214,774	(150,592)	64,182	118,355	(101,080)	17,275
T. Rowe Price Limited-Term Bond	5,120	(112)	5,008	187	(16,475)	(16,288)
T. Rowe Price Retirement 2010	3	-	3	4	-	4
T. Rowe Price Retirement 2015	1,366	(402)	964	8,674	(4)	8,670
T. Rowe Price Retirement 2020	1,752	(58)	1,694	1,280	(113)	1,167
T. Rowe Price Retirement 2025	269	(1,395)	(1,126)	528	(1,039)	(511)
T. Rowe Price Retirement 2030	1,869	(20)	1,849	3,878	(32)	3,846
T. Rowe Price Retirement 2035	10,205	(46)	10,159	2,131	(16)	2,115
T. Rowe Price Retirement 2040	749	(13)	736	277	(5,602)	(5,325)
T. Rowe Price Retirement 2045	93	(3)	90	63	-	63
T. Rowe Price Retirement 2050	3	(207)	(204)	81	(3)	78
T. Rowe Price Retirement 2055	721	(9)	712	159	(7)	152
T. Rowe Price Retirement Balanced	2,203	(8,616)	(6,413)	8,385	(6,577)	1,808

(c) Liquidation. See Note 1.
(d) Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

3. Summary of Unit Transactions (continued)

		2020			2019
			Net			Net
	Units	Units	Increase	Units	Units	Increase
Subaccount	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)

Templeton Developing Markets VIP Fund	567,593	(414,083)	153,510	298,914	(270,139)	28,775
Templeton Foreign VIP Fund	1,078,042	(183,139)	894,903	68,302	(114,130)	(45,828)
Templeton Global Bond VIP Fund	46,129	(84,107)	(37,978)	60,569	(90,718)	(30,149)
Templeton Growth VIP Fund	11	-	11	12	-	12
TOPS® Conservative ETF	50,175	(167)	50,008	-	-	-
VanEck VIP Global Gold	12,998	(2,588)	10,410	2,427	(2,652)	(225)
VanEck VIP Global Hard Assets	19,105	(12,213)	6,892	1,775	(2,900)	(1,125)
Vanguard® VIF Balanced	12,658	(391)	12,267	46,932	(37,457)	9,475
Vanguard® VIF Capital Growth	11,654	(10,861)	793	46,903	(15,838)	31,065
Vanguard® VIF Conservative Allocation	130,633	(18,878)	111,755	75,455	(5,788)	69,667
Vanguard® VIF Diversified Value	11,999	(28,338)	(16,339)	15,820	(4,471)	11,349
Vanguard® VIF Equity Income	29,865	(29,435)	430	69,400	(64,006)	5,394
Vanguard® VIF Equity Index	46,301	(2,833)	43,468	39,278	(8,708)	30,570
Vanguard® VIF Global Bond Index	6,863	(8)	6,855	8,511	(8,511)	-
Vanguard® VIF Growth	5,716	(915)	4,801	3,939	(3,923)	16
Vanguard® VIF High Yield Bond	63,991	(27,510)	36,481	117,568	(78,910)	38,658
Vanguard® VIF International	72,553	(35,716)	36,837	156,706	(122,301)	34,405
Vanguard® VIF Mid-Cap Index	177,221	(57,679)	119,542	71,941	(23,815)	48,126
Vanguard® VIF Moderate Allocation	297,201	(9,147)	288,054	135,888	(48,166)	87,722
Vanguard® VIF Real Estate Index	20,797	(10,745)	10,052	22,867	(11,954)	10,913
Vanguard® VIF Short Term Investment Grade	116,280	(9,466)	106,814	138,851	(149,457)	(10,606)
Vanguard® VIF Small Company Growth_(d)	6,308	(133)	6,175	35,029	(60,064)	(25,035)
Vanguard® VIF Total Bond Market Index	229,178	(90,817)	138,361	1,135,453	(1,034,556)	100,897
Vanguard® VIF Total International Stock Market Index	53,322	(6,520)	46,802	28,871	(37)	28,834
Vanguard® VIF Total Stock Market Index	93,883	(22,594)	71,289	102,963	(51,905)	51,058
Victory RS Partners_(d)	666	(1,811)	(1,145)	689	(2,353)	(1,664)
Victory RS Science and Technology	7,437	(5,968)	1,469	8,595	(9,118)	(523)
Victory RS Value	11,052	(49,278)	(38,226)	35,756	(18,460)	17,296

(d) Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

3. Summary of Unit Transactions (continued)

		2020			2019
			Net			Net
	Units	Units	Increase	Units	Units	Increase
Subaccount	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)

Virtus Ceredex Mid Cap Value Equity	2,277	(8,923)	(6,646)	9,262	(2,579)	6,683
Virtus Duff & Phelps Real Estate Securities Series	32,174	(13,443)	18,731	245	(1,835)	(1,590)
Virtus KAR Small-Cap Growth Series	27,528	(32,377)	(4,849)	52,818	(41,297)	11,521
Virtus Newfleet Multi-Sector Intermediate Bond Series	1,698	(6,087)	(4,389)	5,952	(56,739)	(50,787)
Virtus SGA International Growth Series	3,138	(5,365)	(2,227)	7,736	(66,746)	(59,010)
Virtus Strategic Allocation Series	2,434	(1,172)	1,262	308	(293)	15
Voya MidCap Opportunities Portfolio	5,743	(4,367)	1,376	25	-	25
VY Clarion Global Real Estate Portfolio	971	(172)	799	346	(412)	(66)
VY Clarion Real Estate Portfolio	-	-	-	9,563	(9,563)	-
Wells Fargo Growth_(d)	1,563	(6,685)	(5,122)	1,689	(8,446)	(6,757)
Wells Fargo International Equity VT	126	-	126	122	-	122
Wells Fargo Large Cap Core	10,213	(29,814)	(19,601)	14,231	(55,990)	(41,759)
Wells Fargo Omega Growth VT	362	(957)	(595)	1,816	(4,940)	(3,124)
Wells Fargo Opportunity	22,246	(36,077)	(13,831)	23,093	(26,340)	(3,247)
Wells Fargo Opportunity VT	6,747	(29,317)	(22,570)	23,703	(23,253)	450
Wells Fargo Small Company Value	44,155	(105,757)	(61,602)	546,472	(301,651)	244,821
Western Asset Variable Global High Yield Bond	553,890	(732,173)	(178,283)	238,594	(267,006)	(28,412)

(d) Closed to new investments. See Note 1.

4. Financial Highlights

The Account has a number of products, which have unique combinations of features and fees that are charged against the contract owner’s account balance.  Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.  The information presented below identifies the range of lowest to highest expense ratios and the corresponding total return. The summary may not reflect the minimum and maximum contract charges offered by the Account as contract owners may not have selected all available and applicable contract options as discussed in Note 2.

A summary of units outstanding, unit values, net assets, expense ratios, investment income ratios and total return ratios for each of the five years in the period ended December 31, 2020, were as follows:

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

7Twelve Balanced Portfolio Class 3
2020	75,562	9.20	10.05	744,812	0.02	0.25	1.45	0.77	2.03
2019	75,124	9.13	9.85	727,055	1.52	0.25	1.45	10.13	11.43
2018	70,324	8.29	8.84	614,041	1.00	0.25	1.45	(12.46)	(11.42)
2017	68,541	9.47	9.98	675,198	0.24	0.25	1.45	4.32	4.82
AB VPS Dynamic Asset Allocation
2020	96,540	9.95	10.79	1,005,526	0.02	0.25	1.45	0.30	1.51
2019	77,465	9.92	10.63	798,899	1.89	0.25	1.45	10.22	11.54
2018	79,495	9.00	9.53	738,547	1.79	0.25	1.45	(11.42)	(10.26)
2017	63,849	10.16	10.62	666,428	1.64	0.25	1.45	9.25	10.63
2016	69,756	9.30	9.60	660,742	0.87	0.25	1.45	(1.06)	0.10
AB VPS Global Thematic Growth
2020	501	19.50	22.87	11,291	0.00	0.25	1.45	33.02	34.61
2019	487	14.66	16.99	8,155	-	0.25	1.45	24.13	25.67
2018	-	11.81	13.52	-	-	0.25	1.45	(13.98)	(12.89)
2017	2,743	13.73	15.52	42,154	0.63	0.25	1.45	30.39	31.97
2016	-	10.53	11.76	-	-	0.25	1.45	(5.22)	(4.08)
AB VPS Growth and Income
2020	14,302	13.81	18.34	258,314	0.01	0.25	1.45	(2.06)	(0.86)
2019	22,895	14.10	18.50	417,487	2.27	0.25	1.45	18.19	19.66
2018	87	11.93	15.46	1,332	1.57	0.25	1.45	(9.89)	(8.84)
2017	6,677	13.24	16.96	106,617	3.70	0.25	1.45	13.36	14.83
2016	9,997	11.68	14.77	141,811	1.28	0.25	1.45	6.28	7.50

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

AB VPS Small/Mid Cap Value
2020	326,575	11.56	16.39	3,882,654	0.01	0.25	1.45	(1.47)	(0.30)
2019	154,713	11.65	16.44	1,832,698	0.33	0.25	1.45	14.73	16.10
2018	143,468	10.09	14.16	1,485,443	0.23	0.25	1.45	(19.06)	(18.01)
2017	120,854	12.36	17.27	1,542,317	0.22	0.25	1.45	7.95	9.23
2016	146,074	11.38	15.81	1,702,013	0.24	0.25	1.45	19.37	20.78
Alger Capital Appreciation
2020	17,802	24.58	31.63	463,583	-	0.25	1.45	35.20	36.87
2019	27,929	18.18	23.11	529,530	-	0.25	1.45	27.49	28.96
2018	27,480	14.26	17.92	405,166	-	0.25	1.45	(4.74)	(3.55)
2017	58,392	14.97	18.58	986,268	-	0.25	1.45	25.06	26.57
2016	33,936	11.97	14.68	429,759	-	0.25	1.45	(4.16)	(2.97)
Alger Large Cap Growth
2020	2,111	25.69	30.69	55,023	-	0.25	1.45	59.37	61.27
2019	-	16.12	19.03	-	-	0.25	1.45	21.39	22.85
2018	3,524	13.28	15.49	46,795	-	0.25	1.45	(2.71)	(1.53)
2017	6,687	13.65	15.73	103,731	-	0.25	1.45	22.42	23.86
2016	5,928	11.15	12.70	74,382	-	0.25	1.45	(5.59)	(4.37)
ALPS/Alerian Energy Infrastructure
2020	45,703	5.46	6.01	254,151	0.02	0.25	1.45	(28.44)	(27.50)
2019	43,110	7.63	8.29	334,572	1.63	0.25	1.45	15.26	16.60
2018	47,348	6.62	7.11	317,643	1.70	0.25	1.45	(22.48)	(21.61)
2017	55,232	8.54	9.07	476,915	2.05	0.25	1.45	(5.22)	(4.02)
2016	44,722	9.01	9.45	405,791	2.53	0.25	1.45	34.68	36.36
American Century Diversified Bond
2020	35,430	9.11	9.11	322,378	0.01	0.90	0.90	3.64	3.64
2019	32,166	8.79	8.79	282,339	2.38	0.90	0.90	4.02	4.02
2018	43,022	8.45	8.45	363,138	2.49	0.90	0.90	(5.48)	(5.48)
2017	47,403	8.94	8.94	423,760	1.97	0.90	0.90	(0.89)	(0.89)
2016	50,674	9.02	9.02	456,904	2.17	0.90	0.90	(1.64)	(1.64)

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

American Century Equity Income
2020	650,937	15.96	20.52	13,137,824	0.02	0.90	1.25	(3.39)	(3.08)
2019	495,785	16.52	21.21	10,326,770	2.07	0.90	1.25	18.68	19.06
2018	505,041	13.92	17.85	8,831,607	1.78	0.90	1.25	(8.60)	(8.29)
2017	588,183	15.23	19.50	11,216,374	1.61	0.90	1.25	8.32	8.73
2016	561,562	14.06	17.97	9,847,596	1.67	0.90	1.25	14.22	14.66
American Century Heritage
2020	98,395	30.42	42.26	3,004,275	-	0.90	1.25	36.29	36.78
2019	122,538	22.24	30.97	2,770,966	-	0.90	1.25	29.49	29.98
2018	119,325	17.11	23.87	2,044,737	-	0.90	1.25	(9.39)	(9.09)
2017	135,998	18.82	26.31	2,562,621	-	0.90	1.25	16.46	16.89
2016	140,696	16.10	22.56	2,268,158	-	0.90	1.25	(1.27)	(0.98)
American Century International Bond
2020	1,279	7.46	7.46	9,533	0.02	0.90	0.90	5.22	5.22
2019	578	7.09	7.09	4,092	-	0.90	0.90	1.00	1.00
2018	543	7.02	7.02	3,809	1.08	0.90	0.90	(7.99)	(7.99)
2017	567	7.63	7.63	4,325	-	0.90	0.90	5.97	5.97
2016	549	7.20	7.20	3,952	-	0.90	0.90	(3.87)	(3.87)
American Century International Growth
2020	519,843	12.64	18.70	6,779,904	-	0.90	1.25	20.02	20.50
2019	540,817	10.49	15.55	5,886,255	-	0.90	1.25	22.76	23.12
2018	579,057	8.52	12.65	5,115,702	0.75	0.90	1.25	(19.27)	(19.01)
2017	596,631	10.52	15.65	6,478,552	0.64	0.90	1.25	25.25	25.69
2016	764,668	8.37	12.47	6,618,586	0.22	0.90	1.25	(9.99)	(9.61)
American Century Select
2020	174,537	19.58	28.48	3,432,438	-	0.90	1.25	28.04	28.48
2019	182,930	15.24	22.21	2,812,155	-	0.90	1.25	30.29	30.70
2018	199,124	11.66	17.02	2,344,021	-	0.90	1.25	(7.89)	(7.53)
2017	220,512	12.61	18.45	2,832,985	0.03	0.90	1.25	23.27	23.63
2016	208,674	10.20	14.95	2,131,869	0.12	0.90	1.25	0.78	1.29

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

American Century Strategic Allocation: Aggressive
2020	82,861	14.59	15.34	1,270,354	0.00	0.90	1.25	13.10	13.55
2019	92,201	12.90	13.51	1,245,561	1.42	0.90	1.25	18.78	19.24
2018	94,685	10.86	11.33	1,072,855	0.98	0.90	1.25	(11.99)	(11.69)
2017	93,677	12.34	12.83	1,201,552	1.10	0.90	1.25	14.05	14.35
2016	92,683	10.82	11.22	1,039,285	1.11	0.90	1.25	1.88	2.37
American Century Strategic Allocation: Conservative
2020	94,007	11.54	12.13	1,140,002	0.01	0.90	1.25	8.36	8.69
2019	96,671	10.65	11.16	1,078,014	1.34	0.90	1.25	10.82	11.27
2018	86,572	9.61	10.03	867,479	1.40	0.90	1.25	(8.74)	(8.49)
2017	82,656	10.53	10.96	902,827	1.02	0.90	1.25	5.72	6.20
2016	80,314	9.96	10.32	826,626	0.96	0.90	1.25	0.61	0.98
American Century Strategic Allocation: Moderate
2020	386,679	13.28	13.96	5,393,933	0.01	0.90	1.25	10.94	11.32
2019	407,250	11.97	12.54	5,100,344	1.35	0.90	1.25	15.43	15.90
2018	436,625	10.37	10.82	4,721,533	1.16	0.90	1.25	(10.53)	(10.21)
2017	457,488	11.59	12.05	5,509,033	1.29	0.90	1.25	10.17	10.45
2016	478,595	10.52	10.91	5,216,291	0.70	0.90	1.25	1.64	2.06
American Century Ultra®
2020	19,693	34.29	34.29	673,845	-	0.90	0.90	43.65	43.65
2019	22,011	23.87	23.87	524,427	-	0.90	0.90	29.17	29.17
2018	28,037	18.48	18.48	517,490	-	0.90	0.90	(3.50)	(3.50)
2017	22,717	19.15	19.15	434,838	-	0.90	0.90	26.57	26.57
2016	22,394	15.13	15.13	338,772	0.03	0.90	0.90	0.13	0.13
American Century VP Disciplined Core Value (a)
2020	5,933	14.63	20.10	111,577	0.00	0.25	1.45	6.55	7.89
2019	37,238	13.73	18.63	676,722	1.86	0.25	1.45	18.36	19.81
2018	36,678	11.60	15.55	557,694	1.77	0.25	1.45	(11.25)	(10.17)
2017	32,228	13.07	17.31	545,579	1.99	0.25	1.45	15.05	16.41
2016	32,040	11.36	14.87	454,080	2.09	0.25	1.45	8.29	9.58

(a) Name change. See Note 1.

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

American Century VP Inflation Protection
2020	44,309	8.75	8.89	388,561	0.01	0.25	1.45	4.84	6.09
2019	33,574	8.26	8.47	278,630	2.37	0.25	1.45	4.05	5.41
2018	25,129	7.86	8.14	198,811	2.89	0.25	1.45	(6.97)	(5.92)
2017	21,179	8.37	8.75	179,081	2.69	0.25	1.45	(0.91)	0.36
2016	17,338	8.36	8.83	147,047	2.39	0.25	1.45	(0.11)	0.96
American Century VP International
2020	8,927	12.81	14.45	126,572	0.00	0.25	1.45	20.17	21.63
2019	9,216	10.66	11.88	107,571	0.74	0.25	1.45	22.53	24.01
2018	9,540	8.70	9.58	89,944	1.20	0.25	1.45	(18.99)	(17.98)
2017	9,394	10.74	11.68	108,238	1.03	0.25	1.45	25.17	26.68
2016	18,569	8.58	9.22	169,124	0.88	0.25	1.45	(9.59)	(8.53)
American Century VP Mid Cap Value (d)
2020	313,207	13.69	18.38	5,202,437	0.01	0.25	1.45	(3.32)	(2.18)
2019	369,493	14.16	18.79	6,311,721	1.96	0.25	1.45	23.34	24.93
2018	411,278	11.48	15.04	5,653,463	1.31	0.25	1.45	(16.75)	(15.79)
2017	483,442	13.79	17.86	7,922,237	1.13	0.25	1.45	6.57	7.92
2016	935,882	12.94	16.55	14,306,998	1.59	0.25	1.45	17.42	18.81
American Century VP Ultra®
2020	611,816	33.53	37.33	22,652,609	-	0.75	1.35	43.11	44.02
2019	642,653	23.43	25.92	16,511,751	-	0.75	1.35	28.74	29.54
2018	714,424	18.20	20.01	14,231,107	0.13	0.75	1.35	(3.70)	(3.10)
2017	777,430	13.57	20.65	15,976,304	0.23	0.75	1.35	26.42	30.36
2016	844,832	14.95	16.25	13,629,350	0.24	0.75	1.35	(0.13)	0.56

(d) Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

American Century VP Value
2020	1,390,418	12.69	21.54	29,771,253	0.02	0.25	1.45	(3.57)	(2.43)
2019	1,716,973	13.16	22.19	37,557,917	2.05	0.25	1.45	21.40	22.89
2018	1,907,587	10.84	18.15	34,385,840	1.44	0.25	1.45	(13.28)	(12.22)
2017	2,252,318	12.46	20.77	46,202,950	1.42	0.25	1.45	3.82	7.23
2016	2,230,245	12.04	19.86	43,993,507	1.50	0.25	1.45	15.11	16.45
American Funds IS® Asset Allocation
2020	1,850,336	12.78	13.85	24,611,418	0.02	0.25	1.45	7.21	8.54
2019	1,248,612	11.92	12.76	15,495,724	1.81	0.25	1.45	15.73	17.06
2018	1,123,526	10.30	10.90	11,986,057	1.51	0.25	1.45	(9.01)	(7.86)
2017	1,162,996	11.32	12.17	13,478,062	1.60	0.25	1.45	10.87	14.49
2016	543,166	10.21	10.55	5,637,607	1.70	0.25	1.45	4.40	5.71
American Funds IS® Blue Chip Income and Growth
2020	32,181	13.18	14.29	424,318	0.01	0.25	1.45	3.70	5.00
2019	36,323	12.71	13.61	461,745	1.88	0.25	1.45	15.76	17.13
2018	39,864	10.98	11.62	444,706	2.44	0.25	1.45	(12.86)	(11.84)
2017	57,575	12.60	13.18	735,584	1.17	0.25	1.45	11.60	13.04
2016	423,323	11.29	11.66	4,908,525	2.31	0.25	1.45	13.35	14.65
American Funds IS® Capital World Bond (a)
2020	991,838	8.75	9.48	9,095,196	0.01	0.25	1.45	4.92	6.04
2019	894,026	8.34	8.94	7,765,139	1.53	0.25	1.45	2.84	4.07
2018	782,898	8.11	8.59	6,564,601	2.28	0.25	1.45	(5.92)	(4.66)
2017	541,894	8.62	9.01	4,794,544	0.38	0.25	1.45	1.89	3.21
2016	522,388	8.46	8.73	4,500,352	0.52	0.25	1.45	(1.97)	(0.91)

(a) Name change. See Note 1.

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

American Funds IS® Global Growth
2020	786,401	17.26	18.71	14,210,435	0.00	0.25	1.45	24.44	25.99
2019	803,584	13.87	14.85	11,595,876	1.03	0.25	1.45	29.02	30.49
2018	634,262	10.75	11.38	7,045,853	0.55	0.25	1.45	(13.24)	(12.12)
2017	657,715	12.39	13.49	8,358,989	0.78	0.25	1.45	25.40	29.46
2016	270,386	9.88	10.20	2,722,010	0.63	0.25	1.45	(3.98)	(2.86)
American Funds IS® Global Growth and Income
2020	9,009	12.92	14.01	117,429	0.01	0.25	1.45	3.78	5.10
2019	21,023	12.45	13.33	262,544	1.95	0.25	1.45	25.00	26.47
2018	16,606	9.96	10.54	165,889	3.12	0.25	1.45	(13.84)	(12.75)
2017	16,334	11.56	12.08	188,944	3.59	0.25	1.45	20.42	21.77
2016	1,640	9.60	9.92	15,867	1.18	0.25	1.45	2.35	3.66
American Funds IS® Global Small Capitalization
2020	13,903	14.60	15.82	205,015	0.00	0.25	1.45	23.73	25.26
2019	14,425	11.80	12.63	171,535	0.01	0.25	1.45	25.53	27.06
2018	9,992	9.40	9.94	94,748	0.02	0.25	1.45	(14.70)	(13.72)
2017	8,992	11.02	11.52	99,827	0.59	0.25	1.45	20.17	21.65
2016	580	9.17	9.47	5,316	0.08	0.25	1.45	(2.65)	(1.46)
American Funds IS® Growth
2020	137,685	23.67	25.65	3,292,726	0.00	0.25	1.45	45.13	46.82
2019	96,989	16.31	17.47	1,625,802	0.64	0.25	1.45	24.69	26.23
2018	77,376	13.08	13.84	1,027,252	0.14	0.25	1.45	(4.80)	(3.69)
2017	169,808	13.74	14.37	2,400,529	0.63	0.25	1.45	22.35	23.88
2016	4,078	11.23	11.60	46,130	0.38	0.25	1.45	4.47	5.74
American Funds IS® Growth-Income
2020	1,536,458	15.47	16.77	24,816,222	0.01	0.25	1.45	8.26	9.61
2019	1,375,944	14.29	15.30	20,436,381	1.62	0.25	1.45	20.39	21.82
2018	1,186,503	11.87	12.56	14,534,324	1.33	0.25	1.45	(6.31)	(5.21)
2017	1,308,182	12.67	13.25	16,963,990	1.51	0.25	1.45	16.67	18.20
2016	898,442	10.86	11.21	9,918,233	1.42	0.25	1.45	6.47	7.68

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

American Funds IS® International
2020	545,375	11.21	12.15	6,412,804	0.00	0.25	1.45	8.73	9.95
2019	651,260	10.31	11.05	6,992,243	1.32	0.25	1.45	17.29	18.82
2018	619,198	8.79	9.30	5,628,176	1.57	0.25	1.45	(17.23)	(16.22)
2017	631,484	10.62	13.67	6,866,412	1.48	0.25	1.45	26.13	30.31
2016	194,135	8.42	8.69	1,665,580	1.46	0.25	1.45	(1.29)	(0.11)
American Funds IS® International Growth and Income
2020	12,586	9.47	10.27	121,310	0.01	0.25	1.45	1.07	2.39
2019	17,526	9.37	10.03	169,426	2.12	0.25	1.45	17.13	18.56
2018	23,819	8.00	8.46	196,680	0.30	0.25	1.45	(15.34)	(14.29)
2017	308,033	9.45	9.87	3,018,068	3.53	0.25	1.45	19.32	20.66
2016	17,390	7.92	8.18	141,257	2.63	0.25	1.45	(3.18)	(2.04)
American Funds IS® Mortgage
2020	30,503	8.85	9.60	288,642	0.02	0.25	1.45	1.72	3.00
2019	4,451	8.70	9.32	40,694	3.38	0.25	1.45	0.23	1.41
2018	1,365	8.68	9.19	12,417	1.82	0.25	1.45	(4.30)	(3.06)
2017	1,411	9.07	9.48	13,276	0.70	0.25	1.45	(3.51)	(2.27)
2016	27,209	9.40	9.70	262,635	2.42	0.25	1.45	(2.39)	(1.32)
American Funds IS® New World
2020	246,178	12.26	13.29	3,159,342	0.00	0.25	1.45	17.88	19.30
2019	261,994	10.40	11.14	2,829,026	0.79	0.25	1.45	23.22	24.75
2018	210,343	8.44	8.93	1,835,277	0.50	0.25	1.45	(17.98)	(17.01)
2017	368,803	10.29	13.33	3,905,486	1.19	0.25	1.45	23.38	27.44
2016	78,259	8.34	8.61	665,207	0.70	0.25	1.45	0.48	1.65
American Funds IS® U.S. Government/AAA-Rated Securities
2020	386,206	9.07	9.84	3,555,550	0.03	0.25	1.45	4.61	6.03
2019	28,979	8.67	9.28	255,879	2.90	0.25	1.45	0.58	1.75
2018	7,285	8.62	9.12	62,813	1.25	0.25	1.45	(3.90)	(2.67)
2017	12,934	8.97	9.37	115,975	0.75	0.25	1.45	(3.13)	(1.99)
2016	22,539	9.26	9.56	213,832	3.16	0.25	1.45	(3.34)	(2.25)

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

AMG Managers Fairpointe Mid Cap
2020	102,231	15.49	16.29	1,662,918	0.00	0.90	1.25	(0.51)	(0.12)
2019	125,277	15.57	16.31	2,041,214	0.87	0.90	1.25	10.66	11.03
2018	143,414	14.07	14.69	2,104,415	0.35	0.90	1.25	(22.01)	(21.70)
2017	166,807	18.04	18.76	3,126,101	-	0.90	1.25	6.87	7.26
2016	158,196	16.88	17.49	2,764,298	0.34	0.90	1.25	18.87	19.30
Ariel®
2020	180,815	16.01	22.67	3,582,278	0.00	0.90	1.25	5.40	5.75
2019	187,453	15.19	21.47	3,511,286	0.72	0.90	1.25	19.51	19.92
2018	292,006	12.71	17.94	4,552,893	0.90	0.90	1.25	(17.31)	(16.97)
2017	327,742	15.37	21.66	6,156,197	0.77	0.90	1.25	11.05	11.46
2016	272,751	13.84	19.47	4,633,983	0.31	0.90	1.25	10.81	11.14
Baron Asset
2020	35,119	25.22	25.22	885,472	-	0.90	0.90	27.89	27.89
2019	37,749	19.72	19.72	744,236	-	0.90	0.90	32.35	32.35
2018	41,580	14.90	14.90	619,379	-	0.90	0.90	(3.99)	(3.99)
2017	48,000	15.52	15.52	744,606	-	0.90	0.90	21.34	21.34
2016	33,714	12.79	12.79	431,085	-	0.90	0.90	2.16	2.16
BlackRock Advantage Large Cap Core V.I.
2020	8,899	17.78	22.26	172,053	0.01	0.25	1.45	14.27	15.70
2019	14,601	15.56	19.24	258,300	1.58	0.25	1.45	22.91	24.45
2018	6,653	12.66	15.46	88,028	1.19	0.25	1.45	(9.64)	(8.57)
2017	7,572	14.01	16.91	112,898	1.27	0.25	1.45	16.65	18.09
2016	4,877	12.01	14.32	58,587	0.67	0.25	1.45	5.44	6.71
BlackRock Advantage Small Cap Growth
2020	11,071	22.23	22.23	246,109	-	0.90	0.90	28.05	28.05
2019	9,331	17.36	17.36	162,046	0.32	0.90	0.90	28.31	28.31
2018	6,213	13.53	13.53	84,074	0.09	0.90	0.90	(8.89)	(8.89)
2017	6,928	14.85	14.85	102,789	0.11	0.90	0.90	10.24	10.24
2016	4,949	13.47	13.47	66,686	-	0.90	0.90	8.72	8.72

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

BlackRock Basic Value V.I.
2020	10,437	12.11	15.84	151,801	0.02	0.25	1.45	(1.38)	(0.19)
2019	13,362	12.28	15.87	187,883	2.24	0.25	1.45	18.19	19.59
2018	12,972	10.39	13.27	153,452	1.64	0.25	1.45	(12.17)	(11.06)
2017	12,593	11.83	14.92	168,509	1.48	0.25	1.45	3.32	4.56
2016	2,707	11.45	14.27	30,979	1.07	0.25	1.45	12.59	13.98
BlackRock Capital Appreciation V.I.
2020	9,391	24.52	28.01	258,055	-	0.25	1.45	35.32	36.97
2019	3,594	18.12	20.45	72,215	-	0.25	1.45	25.83	27.33
2018	24,163	14.40	16.06	353,212	-	0.25	1.45	(2.37)	(1.11)
2017	23,284	14.75	16.24	347,760	-	0.25	1.45	27.16	28.68
2016	20,828	11.60	12.62	241,538	-	0.25	1.45	(4.45)	(3.30)
BlackRock Equity Dividend
2020	47,174	16.29	16.29	768,020	0.02	0.90	0.90	(0.31)	(0.31)
2019	38,722	16.34	16.34	632,635	1.89	0.90	0.90	22.40	22.40
2018	41,934	13.35	13.35	559,821	1.74	0.90	0.90	(11.00)	(11.00)
2017	43,789	15.00	15.00	657,037	1.15	0.90	0.90	11.94	11.94
2016	75,585	13.40	13.40	1,012,701	1.78	0.90	0.90	11.57	11.57
BlackRock Equity Dividend V.I.
2020	535,564	13.67	17.71	7,376,401	0.02	0.25	1.45	(1.00)	0.23
2019	492,100	13.70	17.67	6,862,951	1.86	0.25	1.45	21.88	23.39
2018	409,905	11.16	14.32	4,681,420	2.27	0.25	1.45	(11.45)	(10.39)
2017	220,632	12.52	15.98	2,885,447	1.47	0.25	1.45	11.48	12.77
2016	272,761	11.16	14.17	3,152,422	1.67	0.25	1.45	10.93	12.37
BlackRock Global Allocation
2020	6,575	13.01	13.01	85,391	0.00	0.90	0.90	16.16	16.16
2019	29,617	11.20	11.20	331,577	1.16	0.90	0.90	12.79	12.79
2018	31,701	9.93	9.93	314,838	0.57	0.90	0.90	(11.18)	(11.18)
2017	34,046	11.18	11.18	380,661	0.77	0.90	0.90	8.97	8.97
2016	22,550	10.26	10.26	231,308	1.02	0.90	0.90	(0.19)	(0.19)

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

BlackRock Global Allocation V.I.
2020	271,763	11.91	13.29	3,274,665	0.01	0.25	1.45	15.41	16.78
2019	216,891	10.32	11.38	2,251,522	1.33	0.25	1.45	12.66	14.03
2018	207,424	9.14	9.98	1,899,963	0.97	0.25	1.45	(11.67)	(10.57)
2017	175,633	10.27	11.65	1,812,232	1.22	0.25	1.45	8.81	12.34
2016	192,189	9.38	10.14	1,813,555	0.98	0.25	1.45	(0.73)	0.50
BlackRock High Yield V.I.
2020	572,723	10.71	11.97	6,171,324	0.06	0.25	1.45	2.38	3.55
2019	892,614	10.39	11.56	9,320,004	7.13	0.25	1.45	9.84	11.26
2018	364,989	9.39	10.39	3,459,759	16.80	0.25	1.45	(7.19)	(6.06)
2017	585,803	10.04	11.06	6,016,371	8.04	0.25	1.45	2.39	3.66
2016	2,102,702	9.74	10.67	21,077,782	5.07	0.25	1.45	7.95	9.21
BlackRock International Dividend
2020	7,973	11.22	11.22	89,482	0.01	0.90	0.90	4.66	4.66
2019	34,823	10.72	10.72	373,899	2.36	0.90	0.90	18.72	18.72
2018	21,424	9.03	9.03	193,976	3.09	0.90	0.90	(16.62)	(16.62)
2017	29,795	10.83	10.83	322,737	1.01	0.90	0.90	11.88	11.88
2016	33,927	9.68	9.68	328,288	4.26	0.90	0.90	(3.30)	(3.30)
BlackRock Large Cap Focus Growth V.I.
2020	6,305	26.37	32.80	179,994	-	0.25	1.45	37.20	38.81
2019	6,873	19.22	23.63	155,801	-	0.25	1.45	26.53	28.15
2018	3,141	15.19	18.44	54,285	-	0.25	1.45	(1.68)	(0.54)
2017	2,146	15.45	18.54	39,251	0.01	0.25	1.45	23.60	25.10
2016	2,083	12.50	14.82	30,515	0.46	0.25	1.45	2.80	4.07
BNY Mellon Appreciation
2020	424,212	17.88	23.00	7,751,142	0.01	0.90	1.25	18.78	19.27
2019	394,396	15.00	19.33	5,996,871	1.01	0.90	1.25	29.58	29.98
2018	360,480	11.54	14.90	4,208,028	1.26	0.90	1.25	(10.30)	(9.98)
2017	445,577	12.82	16.59	5,779,186	1.23	0.90	1.25	21.36	21.86
2016	464,040	10.52	13.65	4,939,203	1.53	0.90	1.25	2.72	3.13

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

BNY Mellon Dynamic Value
2020	173,747	17.23	25.77	3,354,168	0.01	0.90	1.25	(0.69)	(0.31)
2019	189,241	17.35	25.91	3,663,712	1.48	0.90	1.25	21.50	21.85
2018	227,818	14.28	21.30	3,653,972	1.58	0.90	1.25	(14.39)	(14.07)
2017	245,190	16.68	24.84	4,566,470	0.88	0.90	1.25	10.03	10.46
2016	273,527	15.16	22.54	4,610,996	1.30	0.90	1.25	13.39	13.76
BNY Mellon IP MidCap Stock
2020	316,378	12.04	12.04	3,805,893	0.01	0.75	0.75	3.88	3.88
2019	322,409	11.59	11.59	3,735,298	0.50	0.75	0.75	15.44	15.44
2018	456,747	10.04	10.04	4,584,461	0.36	0.75	0.75	(18.84)	(18.84)
2017	486,166	12.37	12.50	6,011,904	0.80	0.75	1.25	10.84	13.53
2016	460,543	11.16	11.16	5,139,295	0.37	0.75	0.75	10.93	10.93
BNY Mellon IP Small Cap Stock Index
2020	452,522	14.20	19.75	6,608,653	0.01	0.25	1.45	5.74	7.05
2019	514,832	13.33	18.45	6,973,243	0.80	0.25	1.45	16.89	18.35
2018	444,301	11.32	15.59	5,144,534	0.78	0.25	1.45	(12.93)	(11.87)
2017	436,489	12.91	17.69	5,745,527	0.73	0.25	1.45	7.47	8.79
2016	342,026	11.93	16.26	4,144,374	0.39	0.25	1.45	20.25	21.71
BNY Mellon IP Technology Growth
2020	471,784	30.07	40.69	18,700,260	0.00	0.25	1.45	62.19	64.16
2019	536,111	18.54	24.91	13,061,536	-	0.25	1.45	20.08	21.50
2018	520,603	15.44	20.61	10,490,679	-	0.25	1.45	(5.62)	(4.42)
2017	551,279	16.36	21.67	11,769,351	-	0.25	1.45	36.11	37.78
2016	494,861	12.02	15.81	7,766,941	-	0.25	1.45	(0.08)	1.09
BNY Mellon Opportunistic Midcap Value
2020	118,604	21.12	34.92	2,618,842	0.00	0.90	1.25	13.85	14.26
2019	131,572	18.55	30.62	2,542,887	0.27	0.90	1.25	22.20	22.65
2018	145,843	15.18	25.03	2,305,665	-	0.90	1.25	(21.47)	(21.20)
2017	163,983	19.33	31.82	3,279,189	-	0.90	1.25	10.77	11.20
2016	171,951	17.45	28.67	3,093,285	0.02	0.90	1.25	12.58	12.97

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

BNY Mellon Stock Index
2020	7,135	17.90	23.32	162,959	0.01	0.25	1.45	12.58	13.92
2019	11,985	15.90	20.47	231,415	1.53	0.25	1.45	25.10	26.67
2018	14,390	12.71	16.16	219,825	1.11	0.25	1.45	(8.95)	(7.92)
2017	23,754	13.96	17.55	404,256	1.48	0.25	1.45	15.85	17.31
2016	16,494	12.05	14.96	239,093	2.83	0.25	1.45	6.64	7.94
BNY Mellon VIF Appreciation
2020	313,594	16.96	21.11	5,328,880	0.01	0.25	1.45	17.99	19.40
2019	72,058	14.28	17.68	1,028,287	0.86	0.25	1.45	29.89	31.45
2018	36,028	10.92	13.45	392,979	1.23	0.25	1.45	(11.20)	(10.09)
2017	27,996	12.20	14.96	341,321	1.13	0.25	1.45	21.50	23.03
2016	42,571	9.97	12.16	424,366	1.69	0.25	1.45	2.94	4.11
Calamos® Growth
2020	447,975	19.85	28.38	10,348,347	-	0.90	1.25	27.33	27.81
2019	507,893	15.59	22.25	9,176,159	-	0.90	1.25	25.62	26.07
2018	560,909	12.41	17.68	8,038,291	-	0.90	1.25	(9.75)	(9.48)
2017	611,929	13.75	19.57	9,687,691	-	0.90	1.25	21.25	21.77
2016	683,823	11.34	16.11	8,888,101	-	0.90	1.25	(6.20)	(5.90)
Calamos® Growth and Income
2020	409,322	17.05	23.42	8,674,810	0.01	0.90	1.25	17.31	17.74
2019	441,404	14.49	19.93	7,978,377	1.32	0.90	1.25	20.74	21.15
2018	474,223	11.96	16.49	7,090,713	1.65	0.90	1.25	(7.91)	(7.50)
2017	512,944	12.93	17.87	8,307,304	1.57	0.90	1.25	11.53	11.90
2016	552,719	11.56	16.00	8,015,920	3.08	0.90	1.25	2.78	3.16
Calamos® High Income Opportunities
2020	39,242	10.88	11.44	448,211	0.05	0.90	1.25	0.37	0.79
2019	39,792	10.84	11.35	450,910	6.01	0.90	1.25	9.49	9.87
2018	40,501	9.90	10.33	417,532	6.59	0.90	1.25	(8.25)	(7.93)
2017	41,984	10.79	11.22	470,273	4.82	0.90	1.25	1.60	1.91
2016	37,512	10.62	11.01	412,007	5.25	0.90	1.25	7.27	7.73

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

ClearBridge Small Cap Growth
2020	960	25.31	25.31	24,278	-	0.90	0.90	37.93	37.93
2019	931	18.35	18.35	17,080	-	0.90	0.90	20.49	20.49
2018	904	15.23	15.23	13,765	-	0.90	0.90	0.13	0.13
2017	1,185	15.21	15.21	18,014	-	0.90	0.90	20.14	20.14
2016	1,467	12.66	12.66	18,563	-	0.90	0.90	1.77	1.77
ClearBridge Variable Aggressive Growth
2020	539,789	18.26	20.23	10,635,452	0.00	0.75	1.35	12.72	13.33
2019	800,538	16.20	17.85	14,213,298	0.74	0.75	1.35	19.38	20.20
2018	864,798	13.57	14.85	12,770,816	0.39	0.75	1.35	(12.45)	(11.97)
2017	937,283	12.04	16.87	15,779,893	0.21	0.75	1.35	11.03	14.56
2016	1,595,864	13.96	15.10	23,807,484	0.36	0.75	1.35	(3.39)	(2.77)
ClearBridge Variable Small Cap Growth
2020	362,282	26.96	30.05	10,545,530	-	0.75	1.35	37.13	37.97
2019	339,779	19.66	21.78	7,223,355	-	0.75	1.35	21.51	22.22
2018	411,917	16.18	17.82	7,105,038	-	0.75	1.35	(0.98)	(0.39)
2017	642,124	16.34	17.89	10,932,489	-	0.75	1.35	18.92	19.67
2016	571,354	13.74	14.95	8,234,075	-	0.75	1.35	1.33	1.91
Dimensional VA Equity Allocation
2020	22,472	11.27	11.58	259,678	0.01	0.25	1.85	6.82	8.53
2019	34,023	10.55	10.67	362,481	3.42	0.25	1.85	5.50	6.70
Dimensional VA Global Bond Portfolio
2020	40,574	8.14	8.75	348,673	0.00	0.25	1.85	(3.33)	(1.80)
2019	91,980	8.42	8.91	807,180	3.75	0.25	1.85	(0.82)	0.79
2018	32,214	8.49	8.84	281,189	4.53	0.65	1.85	(3.08)	(1.89)
2017	32,092	8.76	9.01	286,154	1.21	0.65	1.85	(2.67)	(1.53)
2016	65,364	9.00	9.15	593,260	1.71	0.65	1.85	(3.12)	(1.93)

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Dimensional VA International Small Portfolio
2020	49,975	12.11	14.46	665,782	0.02	0.25	1.85	4.22	5.86
2019	63,059	11.62	13.66	796,000	2.78	0.25	1.85	18.09	19.93
2018	60,892	9.84	11.39	648,611	1.43	0.65	1.85	(23.60)	(22.67)
2017	79,407	12.88	14.73	1,111,286	2.64	0.65	1.85	23.73	25.36
2016	77,478	10.41	11.75	870,754	2.29	0.65	1.85	1.17	2.35
Dimensional VA International Value Portfolio
2020	53,842	8.87	10.39	536,046	0.01	0.25	1.85	(6.43)	(4.94)
2019	91,933	9.48	10.93	976,840	3.43	0.25	1.85	10.36	12.22
2018	99,120	8.59	9.74	943,289	2.52	0.65	1.85	(21.05)	(20.10)
2017	111,088	10.88	12.19	1,329,013	2.96	0.65	1.85	19.82	21.29
2016	101,529	9.08	10.05	1,004,216	3.18	0.65	1.85	3.89	5.24
Dimensional VA Short-Term Fixed Portfolio
2020	46,315	7.45	8.08	366,704	0.00	0.25	1.85	(4.24)	(2.65)
2019	89,370	7.78	8.30	730,129	1.32	0.25	1.85	(2.38)	(0.72)
2018	218,737	7.97	8.36	1,772,046	0.94	0.65	1.85	(3.04)	(1.88)
2017	90,269	8.22	8.52	761,963	0.86	0.65	1.85	(3.97)	(2.85)
2016	124,899	8.56	8.77	1,086,456	0.90	0.65	1.85	(3.93)	(2.77)
Dimensional VA U.S. Large Value Portfolio
2020	155,317	12.82	17.56	2,534,036	0.02	0.25	1.85	(6.08)	(4.57)
2019	178,873	13.65	18.40	3,062,371	2.13	0.25	1.85	19.84	21.69
2018	184,654	11.39	15.12	2,634,959	2.48	0.65	1.85	(16.31)	(15.25)
2017	163,915	13.61	17.84	2,716,150	2.00	0.65	1.85	13.42	14.80
2016	139,334	12.00	15.54	2,007,711	1.95	0.65	1.85	13.21	14.60
Dimensional VA U.S. Targeted Value Portfolio
2020	89,465	11.75	16.38	1,317,411	0.02	0.25	1.85	(0.93)	0.61
2019	83,689	11.86	16.28	1,186,056	1.50	0.25	1.85	16.73	18.66
2018	82,976	10.16	13.72	999,392	1.04	0.65	1.85	(19.87)	(18.91)
2017	85,120	12.68	16.92	1,271,601	1.08	0.65	1.85	4.53	5.82
2016	83,117	12.13	15.99	1,187,775	1.02	0.65	1.85	21.42	22.91

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

DWS Capital Growth VIP
2020	1,796	24.64	30.55	53,821	0.00	0.25	1.45	32.69	34.23
2019	3,272	18.57	22.76	67,421	0.12	0.25	1.45	30.77	32.40
2018	1,723	14.20	17.19	29,143	0.51	0.25	1.45	(6.15)	(4.98)
2017	1,696	15.13	18.09	30,259	0.46	0.25	1.45	20.46	21.90
2016	1,667	12.56	14.84	24,449	0.21	0.25	1.45	(0.48)	0.68
DWS Core Equity VIP
2020	4,844	17.93	23.21	86,972	0.01	0.25	1.45	10.61	11.96
2019	6,997	16.21	20.73	123,138	1.00	0.25	1.45	24.21	25.79
2018	11,140	13.05	16.48	163,816	1.51	0.25	1.45	(10.12)	(9.05)
2017	14,066	14.52	18.12	226,169	0.93	0.25	1.45	15.42	16.83
2016	14,582	12.58	15.51	201,697	1.58	0.25	1.45	5.45	6.74
DWS CROCI® U.S. VIP
2020	935	9.69	12.15	11,152	0.02	0.25	1.45	(16.25)	(15.27)
2019	1,118	11.57	14.34	15,741	-	0.25	1.45	26.73	28.26
2018	-	9.13	11.18	-	-	0.25	1.45	(14.59)	(13.53)
2017	-	10.69	12.93	-	-	0.25	1.45	17.09	18.52
2016	-	9.13	10.91	-	-	0.25	1.45	(8.79)	(7.70)
DWS Global Small Cap VIP
2020	3,809	10.79	12.94	44,993	0.01	0.25	1.45	11.81	13.21
2019	3,700	9.65	11.43	38,851	-	0.25	1.45	15.85	17.23
2018	3,595	8.33	9.75	32,405	-	0.25	1.45	(24.20)	(23.29)
2017	3,560	10.99	12.71	42,146	-	0.25	1.45	14.36	15.76
2016	1,939	9.61	10.98	19,094	0.13	0.25	1.45	(3.13)	(1.96)
DWS High Income VIP
2020	998	10.27	11.44	11,245	0.05	0.25	1.45	1.18	2.42
2019	970	10.15	11.17	10,680	-	0.25	1.45	10.33	11.70
2018	582	9.20	10.00	5,748	92.48	0.25	1.45	(7.07)	(5.93)
2017	240	9.90	10.63	2,375	11.27	0.25	1.45	2.59	3.81
2016	156,409	9.65	10.24	1,510,675	5.09	0.25	1.45	7.70	9.05

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

DWS International Growth VIP
2020	1,121	13.54	14.28	15,739	0.01	0.25	1.45	16.93	18.31
2019	1,340	11.58	12.07	15,908	-	0.25	1.45	25.19	26.65
2018	11,291	9.25	9.53	105,950	0.78	0.25	1.45	(20.53)	(19.58)
2017	9,278	11.64	11.85	108,481	-	0.25	1.45	19.75	21.29
2016	-	9.66	9.77	-	-	0.25	1.45	(1.12)	0.10
DWS Small Mid Cap Value VIP
2020	1,027	10.63	12.63	10,905	0.01	0.25	1.45	(5.43)	(4.32)
2019	996	11.24	13.20	11,189	0.37	0.25	1.45	15.76	17.13
2018	967	9.71	11.27	9,383	1.50	0.25	1.45	(20.02)	(18.98)
2017	3,121	12.14	13.91	40,381	0.24	0.25	1.45	5.38	6.59
2016	911	11.52	13.05	10,496	0.21	0.25	1.45	11.41	12.79
Eaton Vance VT Floating-Rate Income
2020	212,622	9.04	9.80	1,939,202	0.02	0.25	1.45	(2.48)	(1.31)
2019	446,508	9.27	9.93	4,165,459	4.54	0.25	1.45	2.43	3.65
2018	318,850	9.05	9.58	2,923,380	3.29	0.25	1.45	(4.44)	(3.23)
2017	1,089,172	9.47	9.90	10,326,425	3.40	0.25	1.45	(1.04)	0.10
2016	976,901	9.57	9.89	9,379,703	2.76	0.25	1.45	4.13	5.44
Federated Hermes Corporate Bond (a)
2020	632,999	12.24	12.86	8,140,764	0.04	0.90	1.25	4.26	4.64
2019	554,476	11.74	12.29	6,808,461	4.06	0.90	1.25	9.11	9.44
2018	681,079	10.76	11.23	7,642,608	3.24	0.90	1.25	(7.00)	(6.65)
2017	571,983	11.57	12.03	6,878,204	3.79	0.90	1.25	2.21	2.56
2016	620,874	11.32	11.73	7,277,210	4.06	0.90	1.25	3.76	4.08

(a) Name change. See Note 1.

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Federated Hermes Fund for U.S. Government Securities II (a)
2020	669,476	8.48	10.11	5,826,857	0.03	0.25	1.45	0.57	1.92
2019	461,767	8.42	9.92	3,945,177	2.73	0.25	1.45	1.20	2.48
2018	591,579	8.32	9.68	4,979,476	2.23	0.25	1.45	(3.93)	(2.81)
2017	537,514	8.66	9.96	4,716,292	2.56	0.25	1.45	(2.61)	(1.29)
2016	677,295	8.88	10.09	6,071,797	2.44	0.25	1.45	(2.84)	(1.66)
Federated Hermes High Income Bond II (a)
2020	392,381	10.50	15.56	6,079,125	0.03	0.25	1.45	0.86	2.15
2019	1,150,139	10.41	15.41	13,777,611	3.68	0.25	1.45	9.12	10.48
2018	399,804	9.54	14.11	5,609,325	9.77	0.25	1.45	(7.65)	(6.53)
2017	765,001	10.33	15.26	11,612,244	7.05	0.25	1.45	1.87	3.15
2016	893,540	10.14	14.96	13,308,641	5.74	0.25	1.45	9.62	10.88
FFI Strategies (a)
2020	2,115	8.05	8.82	17,020	0.02	0.25	1.45	(6.61)	(5.57)
2019	2,052	8.62	9.34	17,694	0.28	0.25	1.45	7.62	8.86
2018	1,992	8.01	8.58	15,964	2.03	0.25	1.45	(23.86)	(22.84)
2017	1,933	10.52	11.12	20,337	0.85	0.25	1.45	8.57	9.88
2016	1,875	9.69	10.12	18,165	0.80	0.25	1.45	7.43	8.70
Fidelity® Advisor Dividend Growth
2020	167,664	13.23	17.10	2,226,007	0.01	0.90	1.25	(2.76)	(2.43)
2019	183,702	13.56	17.56	2,497,408	1.30	0.90	1.25	22.60	23.05
2018	186,637	11.02	14.30	2,061,934	1.15	0.90	1.25	(11.25)	(10.91)
2017	238,429	12.37	16.09	3,012,628	1.14	0.90	1.25	14.39	14.75
2016	224,799	10.78	14.05	2,434,303	0.92	0.90	1.25	2.88	3.26

(a) Name change. See Note 1.

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Fidelity® Advisor International Capital Appreciation (d)
2020	23,434	17.52	21.56	412,836	-	0.90	1.10	16.73	16.96
2019	25,124	14.98	18.47	378,305	0.20	0.90	1.10	26.77	27.06
2018	30,947	11.79	14.57	366,400	-	0.90	1.10	(16.79)	(16.62)
2017	32,475	14.14	17.51	460,903	-	0.90	1.10	29.70	29.96
2016	34,136	10.88	13.50	372,755	-	0.90	1.10	(7.60)	(7.40)
Fidelity® Advisor Leveraged Company Stock
2020	3,628	18.75	18.75	68,163	-	0.90	0.90	23.68	23.68
2019	3,676	15.16	15.16	55,839	-	0.90	0.90	24.16	24.16
2018	2,134	12.21	12.21	26,123	-	0.90	0.90	(19.46)	(19.46)
2017	3,448	15.16	15.16	52,365	0.37	0.90	0.90	12.55	12.55
2016	3,706	13.47	13.47	49,998	0.39	0.90	0.90	4.66	4.66
Fidelity® Advisor New Insights
2020	14,423	21.62	21.62	311,905	-	0.90	0.90	18.60	18.60
2019	117,915	18.23	18.23	2,149,209	-	0.90	0.90	23.93	23.93
2018	153,937	14.71	14.71	2,265,034	-	0.90	0.90	(8.35)	(8.35)
2017	136,867	16.05	16.05	2,196,761	-	0.90	0.90	22.80	22.80
2016	138,149	13.07	13.07	1,805,232	0.01	0.90	0.90	1.95	1.95
Fidelity® Advisor Real Estate
2020	143,676	9.02	21.36	1,816,554	0.01	0.90	1.25	(10.96)	(10.65)
2019	142,736	10.13	23.91	2,001,510	1.63	0.90	1.25	17.38	17.78
2018	155,246	8.63	20.30	1,809,464	1.92	0.90	1.25	(10.75)	(10.41)
2017	172,763	9.67	22.66	2,215,924	1.07	0.90	1.25	(1.02)	(0.59)
2016	244,201	9.77	22.80	3,047,943	1.32	0.90	1.25	0.62	1.00

(d) Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Fidelity® Advisor Stock Selector Mid Cap
2020	153,714	18.42	24.86	2,837,587	0.01	0.90	1.10	7.95	8.16
2019	159,515	17.03	23.03	2,721,477	0.51	0.90	1.10	23.82	24.03
2018	49,974	13.73	18.60	688,952	0.39	0.90	1.10	(12.59)	(12.44)
2017	46,831	15.68	21.28	737,158	0.03	0.90	1.10	14.78	15.04
2016	45,409	13.63	18.54	621,214	0.31	0.90	1.10	5.70	5.91
Fidelity® Advisor Value Strategies
2020	95,614	15.39	23.94	1,726,583	0.01	0.90	1.25	3.22	3.52
2019	115,491	14.91	23.16	2,033,553	1.15	0.90	1.25	28.31	28.79
2018	113,397	11.62	18.02	1,538,651	0.51	0.90	1.25	(21.27)	(20.99)
2017	125,329	14.76	22.86	2,149,286	1.00	0.90	1.25	13.63	14.01
2016	141,963	12.99	20.08	2,132,806	1.06	0.90	1.25	6.13	6.50
Fidelity® VIP Balanced
2020	80,655	15.41	18.11	1,370,341	0.01	0.25	1.45	16.74	18.21
2019	103,630	13.20	15.32	1,511,364	1.65	0.25	1.45	18.71	20.16
2018	90,833	11.12	12.75	1,110,386	1.32	0.25	1.45	(8.63)	(7.47)
2017	92,139	12.17	13.78	1,213,928	1.17	0.25	1.45	11.14	12.40
2016	107,591	10.95	12.26	1,265,671	0.98	0.25	1.45	2.24	3.55
Fidelity® VIP Contrafund
2020	761,280	18.78	27.42	19,434,949	0.00	0.25	1.45	24.54	26.09
2019	688,055	15.08	21.99	14,693,721	0.22	0.25	1.45	25.56	27.03
2018	806,398	12.01	17.50	13,699,710	0.44	0.25	1.45	(10.71)	(9.61)
2017	1,000,138	13.45	19.58	18,978,197	0.75	0.25	1.45	16.25	17.66
2016	1,207,775	11.57	16.82	19,783,357	0.64	0.25	1.45	3.03	4.32
Fidelity® VIP Disciplined Small Cap
2020	3,881	13.74	18.31	57,796	0.01	0.25	1.45	12.90	14.37
2019	4,044	12.17	16.01	53,754	0.66	0.25	1.45	18.04	19.39
2018	8,543	10.31	13.41	103,654	0.69	0.25	1.45	(17.06)	(16.03)
2017	7,149	12.43	15.97	102,473	0.58	0.25	1.45	2.14	3.37
2016	5,367	12.17	15.45	77,274	0.33	0.25	1.45	16.91	18.39

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Fidelity® VIP Emerging Markets
2020	41,226	14.48	15.33	618,455	0.01	0.25	1.45	25.15	26.69
2019	42,400	11.57	12.10	503,136	1.26	0.25	1.45	23.48	25.13
2018	55,556	9.37	9.67	528,033	0.59	0.25	1.45	(21.72)	(20.80)
2017	47,682	11.97	12.21	574,477	0.57	0.25	1.45	40.66	42.31
2016	24,295	8.51	8.58	206,832	0.11	0.25	1.45	(1.50)	(0.35)
Fidelity® VIP Equity-Income
2020	278,656	12.83	12.83	3,583,843	0.01	0.75	0.75	2.48	2.48
2019	234,467	12.52	12.52	2,942,940	1.76	0.75	0.75	22.39	22.39
2018	277,146	10.23	10.23	2,838,571	2.09	0.75	0.75	(11.89)	(11.89)
2017	322,501	11.61	11.61	3,743,704	1.50	0.75	0.75	8.50	8.50
2016	342,589	10.70	10.70	3,665,261	3.02	0.75	0.75	13.35	13.35
Fidelity® VIP Growth & Income
2020	299,240	14.07	20.30	4,247,734	0.02	0.25	1.45	2.91	4.10
2019	316,920	13.58	19.50	4,378,338	3.62	0.25	1.45	23.96	25.56
2018	303,657	10.87	15.53	3,350,027	0.24	0.25	1.45	(13.09)	(12.11)
2017	308,567	12.43	17.67	3,894,997	1.01	0.25	1.45	11.53	12.91
2016	363,603	11.07	15.65	4,076,205	1.68	0.25	1.45	10.68	12.11
Fidelity® VIP Growth Opportunities
2020	1,516,109	33.21	42.78	52,367,164	-	0.25	1.45	60.86	62.85
2019	1,160,273	20.50	26.27	25,219,339	-	0.25	1.45	34.36	35.97
2018	1,016,543	15.15	19.32	16,584,394	0.09	0.25	1.45	7.35	8.60
2017	898,276	14.02	17.79	13,584,776	0.12	0.25	1.45	28.28	29.95
2016	731,500	10.85	13.69	8,841,285	0.05	0.25	1.45	(4.30)	(3.18)
Fidelity® VIP High Income
2020	988,519	9.98	10.93	9,878,683	0.04	0.25	1.45	(2.06)	(0.82)
2019	825,999	10.19	11.02	8,423,400	3.68	0.25	1.45	9.81	11.09
2018	86,205	9.28	9.92	806,214	16.66	0.25	1.45	(7.85)	(6.77)
2017	219,503	10.02	10.64	2,211,342	4.70	0.25	1.45	2.23	3.50
2016	275,288	9.73	10.28	2,708,513	8.47	0.25	1.45	9.20	10.54

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Fidelity® VIP Index 500
2020	1,174,888	18.11	21.34	22,549,081	0.01	0.25	1.45	12.76	14.12
2019	1,235,638	16.06	18.70	20,919,733	1.83	0.25	1.45	25.27	26.87
2018	1,119,941	12.82	14.74	15,121,155	1.47	0.25	1.45	(8.88)	(7.82)
2017	1,602,160	14.07	15.99	23,473,354	1.58	0.25	1.45	16.18	17.57
2016	1,758,368	12.11	13.60	22,254,476	1.47	0.25	1.45	6.70	8.02
Fidelity® VIP Investment Grade Bond
2020	662,822	9.70	11.81	7,144,248	0.02	0.25	1.45	4.41	5.64
2019	681,179	9.29	11.18	6,992,465	2.70	0.25	1.45	4.62	5.97
2018	576,722	8.88	10.55	5,640,191	2.16	0.25	1.45	(5.13)	(4.00)
2017	623,176	9.36	10.99	6,377,629	2.10	0.25	1.45	(0.53)	0.64
2016	695,203	9.41	10.92	7,166,699	2.09	0.25	1.45	(0.11)	1.20
Fidelity® VIP Mid Cap
2020	34,989	14.31	16.76	559,125	0.00	0.25	1.45	12.68	14.09
2019	32,128	12.70	14.69	451,261	0.67	0.25	1.45	17.81	19.24
2018	37,669	10.78	12.32	446,721	0.44	0.25	1.45	(18.52)	(17.48)
2017	36,006	13.23	14.93	519,465	0.44	0.25	1.45	15.34	16.64
2016	60,660	11.47	12.80	767,059	0.35	0.25	1.45	7.00	8.38
Fidelity® VIP Overseas
2020	557,012	11.72	13.23	6,547,613	0.00	0.25	1.45	10.30	11.65
2019	189,218	10.55	11.85	2,007,883	1.28	0.25	1.45	21.92	23.44
2018	290,862	8.59	9.60	2,520,463	1.38	0.25	1.45	(18.78)	(17.81)
2017	305,579	10.50	11.68	3,234,609	1.48	0.25	1.45	24.36	25.86
2016	171,167	8.39	9.28	1,445,912	1.23	0.25	1.45	(9.47)	(8.30)
Fidelity® VIP Real Estate
2020	20,012	10.45	13.77	264,131	0.02	0.25	1.45	(10.84)	(9.76)
2019	18,967	11.72	15.26	277,109	1.56	0.25	1.45	17.55	19.03
2018	20,795	9.97	12.82	253,793	2.25	0.25	1.45	(10.50)	(9.46)
2017	29,576	11.14	14.16	401,733	1.37	0.25	1.45	(0.80)	0.50
2016	42,190	11.23	14.09	572,472	1.23	0.25	1.45	0.90	2.10

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Fidelity® VIP Strategic Income
2020	114,754	9.90	11.10	1,246,047	0.02	0.25	1.45	2.48	3.74
2019	213,143	9.66	10.70	2,153,751	5.14	0.25	1.45	5.81	7.11
2018	41,362	9.13	9.99	404,126	3.07	0.25	1.45	(7.03)	(5.93)
2017	55,459	9.82	10.62	559,854	2.91	0.25	1.45	2.83	4.12
2016	58,487	9.55	10.20	574,115	5.46	0.25	1.45	3.35	4.62
Franklin Allocation VIP Fund
2020	251,768	12.23	12.23	3,076,226	0.01	0.75	0.75	7.66	7.66
2019	280,125	11.36	11.36	3,180,314	3.44	0.75	0.75	15.21	15.21
2018	274,014	9.86	9.86	2,701,439	2.71	0.75	0.75	(12.97)	(12.97)
2017	364,951	11.33	11.33	4,132,019	2.52	0.75	0.75	7.70	7.70
2016	423,730	10.52	10.52	4,457,336	3.79	0.75	0.75	8.79	8.79
Franklin Flex Cap Growth VIP Fund
2020	43,994	22.50	26.26	1,121,136	-	0.25	1.45	38.55	40.20
2019	39,823	16.24	18.73	727,716	-	0.25	1.45	25.41	26.98
2018	17,367	12.95	14.75	247,170	-	0.25	1.45	(1.37)	(0.14)
2017	1,334	13.13	14.77	17,509	-	0.25	1.45	21.46	22.88
2016	1,295	10.81	12.02	13,994	-	0.25	1.45	(7.13)	(6.02)
Franklin Growth and Income VIP Fund
2020	29,615	14.00	18.33	445,327	0.01	0.25	1.45	0.86	2.17
2019	13,356	13.88	17.94	237,039	4.11	0.25	1.45	20.17	21.63
2018	2,090	11.55	14.75	30,355	2.51	0.25	1.45	(8.77)	(7.64)
2017	2,028	12.66	15.97	31,956	5.34	0.25	1.45	10.86	12.15
2016	2,333	11.42	14.24	31,857	1.33	0.25	1.45	6.73	8.04
Franklin Income VIP Fund
2020	989,408	10.34	12.32	11,086,207	0.05	0.25	1.45	(3.72)	(2.53)
2019	1,518,928	10.74	12.64	17,546,534	4.94	0.25	1.45	11.07	12.36
2018	1,627,588	9.67	11.25	16,853,893	4.49	0.25	1.45	(8.51)	(7.41)
2017	1,776,953	10.57	12.15	19,955,592	4.38	0.25	1.45	4.86	6.11
2016	1,874,901	10.08	11.45	19,967,307	5.51	0.25	1.45	9.09	10.41

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Franklin Large Cap Growth VIP Fund
2020	668	22.49	28.48	14,996	-	0.25	1.45	38.31	40.02
2019	2,190	16.26	20.34	35,597	-	0.25	1.45	28.74	30.30
2018	950	12.63	15.61	12,873	-	0.25	1.45	(5.82)	(4.64)
2017	281	13.41	16.37	4,533	-	0.25	1.45	22.58	24.02
2016	-	10.94	13.20	-	-	0.25	1.45	(6.09)	(4.97)
Franklin Mutual Global Discovery VIP Fund
2020	832,842	10.25	12.82	9,260,766	0.02	0.25	1.45	(8.65)	(7.57)
2019	1,025,006	11.22	13.87	12,389,907	1.65	0.25	1.45	18.98	20.40
2018	1,205,832	9.43	11.52	12,170,219	2.32	0.25	1.45	(15.12)	(14.09)
2017	1,408,212	11.11	13.41	16,638,055	1.74	0.25	1.45	3.91	5.18
2016	1,583,878	10.69	12.75	17,891,993	1.57	0.25	1.45	7.22	8.60
Franklin Mutual Shares VIP Fund
2020	2,705	10.59	13.53	29,367	0.02	0.25	1.45	(9.18)	(8.08)
2019	2,676	11.66	14.72	31,953	1.72	0.25	1.45	17.19	18.61
2018	3,121	9.95	12.41	31,634	2.48	0.25	1.45	(13.02)	(11.99)
2017	3,198	11.44	14.10	37,221	0.71	0.25	1.45	3.62	4.91
2016	16,015	11.04	13.44	193,898	0.46	0.25	1.45	10.95	12.37
Franklin Rising Dividends VIP Fund
2020	55,324	16.41	22.33	960,110	0.01	0.25	1.45	10.88	12.27
2019	71,635	14.80	19.89	1,178,629	1.47	0.25	1.45	23.64	25.09
2018	106,502	11.97	15.90	1,393,061	1.25	0.25	1.45	(9.25)	(8.09)
2017	103,231	13.19	17.30	1,520,684	1.43	0.25	1.45	15.30	16.66
2016	101,869	11.44	14.83	1,307,945	1.46	0.25	1.45	10.96	12.35
Franklin Small Cap Value VIP Fund
2020	180,728	12.74	16.37	2,628,060	0.01	0.25	1.45	0.55	1.80
2019	373,954	12.67	16.08	5,304,968	0.74	0.25	1.45	20.90	22.37
2018	221,469	10.48	13.14	2,614,474	1.18	0.25	1.45	(16.69)	(15.72)
2017	506,078	12.58	15.59	7,059,504	0.33	0.25	1.45	5.80	7.15
2016	408,308	11.89	14.55	5,412,714	0.57	0.25	1.45	24.50	25.97

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Franklin Small-Mid Cap Growth VIP Fund
2020	266,252	20.90	47.92	6,645,295	-	0.25	1.45	48.33	50.13
2019	215,007	14.09	31.92	3,531,079	-	0.25	1.45	25.69	27.27
2018	235,738	11.21	25.08	3,085,642	-	0.25	1.45	(9.54)	(8.40)
2017	221,461	12.39	27.38	3,186,989	-	0.25	1.45	16.10	17.51
2016	215,178	10.67	23.30	2,744,338	-	0.25	1.45	(0.37)	0.82
Franklin Strategic Income VIP Fund
2020	988,734	8.88	10.24	9,068,322	0.04	0.25	1.45	(1.11)	0.20
2019	1,000,345	8.98	10.22	9,211,366	5.13	0.25	1.45	3.34	4.61
2018	886,849	8.69	9.77	7,852,448	2.75	0.25	1.45	(6.46)	(5.33)
2017	898,831	9.29	10.32	8,469,153	3.34	0.25	1.45	0.64	1.28
2016	735,131	9.29	10.19	6,867,705	3.33	0.25	1.45	3.22	4.41
Franklin U.S. Government Securities VIP Fund
2020	20,390	8.36	8.88	174,388	0.06	0.25	1.45	(0.71)	0.57
2019	22,450	8.42	8.83	193,077	2.92	0.25	1.45	0.60	1.85
2018	17,666	8.37	8.67	149,654	2.35	0.25	1.45	(4.01)	(2.91)
2017	14,005	8.72	8.93	122,719	3.44	0.25	1.45	(3.11)	(1.87)
2016	28,739	9.00	9.10	258,483	0.70	0.25	1.45	(3.74)	(2.57)
Goldman Sachs Emerging Markets Equity
2020	328,212	11.64	12.24	4,011,974	-	0.90	1.25	24.89	25.28
2019	397,618	9.32	9.77	3,875,351	0.84	0.90	1.25	20.10	20.77
2018	376,002	7.76	8.09	3,040,674	0.19	0.90	1.25	(24.22)	(24.04)
2017	457,116	10.24	10.65	4,860,244	0.75	0.90	1.25	41.24	41.81
2016	362,065	7.25	7.51	2,711,071	0.84	0.90	1.25	0.55	0.81
Goldman Sachs Government Income
2020	414,453	8.46	8.89	3,666,610	0.01	0.90	1.25	1.68	2.07
2019	380,737	8.32	8.71	3,301,204	1.85	0.90	1.25	1.22	1.52
2018	355,751	8.22	8.58	3,043,044	1.86	0.90	1.25	(4.08)	(3.70)
2017	462,900	8.57	8.91	4,108,792	1.60	0.90	1.25	(2.61)	(2.30)
2016	601,596	8.80	9.12	5,470,642	1.47	0.90	1.25	(3.30)	(2.98)

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Goldman Sachs VIT Growth Opportunities
2020	15,293	20.17	25.97	375,129	-	0.25	1.45	37.96	39.70
2019	14,404	14.62	18.59	248,916	-	0.25	1.45	28.25	29.82
2018	9,875	11.40	14.32	139,271	-	0.25	1.45	(8.51)	(7.43)
2017	7,460	12.46	15.47	113,870	-	0.25	1.45	21.44	22.88
2016	9,914	10.26	12.59	123,391	-	0.25	1.45	(3.02)	(1.87)
Goldman Sachs VIT High Quality Floating Rate
2020	1,231	7.63	8.49	9,645	0.01	0.25	1.45	(3.78)	(2.64)
2019	1,197	7.93	8.72	9,713	1.18	0.25	1.45	(2.46)	(1.25)
2018	1,432	8.13	8.83	12,267	1.37	0.25	1.45	(2.98)	(1.78)
2017	11,443	8.38	8.99	101,206	1.39	0.25	1.45	(2.90)	(1.75)
2016	12,606	8.63	9.15	113,796	0.95	0.25	1.45	(3.47)	(2.24)
Goldman Sachs VIT International Equity Insights
2020	4,369	9.60	10.69	45,848	0.01	0.25	1.45	1.91	3.09
2019	3,851	9.42	10.37	39,242	2.76	0.25	1.45	13.09	14.46
2018	2,279	8.33	9.06	20,332	1.69	0.25	1.45	(20.21)	(19.18)
2017	2,241	10.44	11.21	24,806	1.71	0.25	1.45	20.69	22.11
2016	2,202	8.65	9.18	19,991	1.76	0.25	1.45	(7.09)	(5.94)
Goldman Sachs VIT Large Cap Value
2020	233	12.28	15.77	3,609	0.02	0.25	1.45	(0.81)	0.38
2019	-	12.38	15.71	-	-	0.25	1.45	20.08	21.59
2018	-	10.31	12.92	-	-	0.25	1.45	(12.70)	(11.63)
2017	-	11.81	14.62	-	-	0.25	1.45	4.79	6.02
2016	-	11.27	13.79	-	-	0.25	1.45	6.42	7.73
Goldman Sachs VIT Mid Cap Value
2020	53,153	12.80	16.34	770,092	0.00	0.25	1.45	3.48	4.68
2019	69,611	12.37	15.61	972,593	0.56	0.25	1.45	25.46	27.01
2018	71,903	9.86	12.29	796,888	0.57	0.25	1.45	(14.56)	(13.57)
2017	71,054	11.54	14.22	910,814	0.41	0.25	1.45	5.97	7.32
2016	99,431	10.89	13.25	1,202,903	1.36	0.25	1.45	8.36	9.69

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Goldman Sachs VIT Small Cap Equity Insights
2020	13,453	13.90	17.91	238,669	-	0.25	1.45	3.58	4.86
2019	15,522	13.42	17.08	260,621	0.15	0.25	1.45	19.08	20.54
2018	40,533	11.27	14.17	465,141	0.48	0.25	1.45	(12.77)	(11.71)
2017	1,624	12.92	16.05	24,726	0.80	0.25	1.45	6.34	7.65
2016	-	12.15	14.91	-	-	0.25	1.45	17.62	19.09
Goldman Sachs VIT Strategic Growth
2020	5,117	23.97	31.67	159,158	-	0.25	1.45	33.99	35.63
2019	8,819	17.89	23.35	197,703	0.05	0.25	1.45	29.45	31.03
2018	8,586	13.82	17.82	147,356	-	0.25	1.45	(5.67)	(4.50)
2017	8,358	14.65	18.66	150,625	0.28	0.25	1.45	24.68	26.17
2016	8,136	11.75	14.79	116,538	0.37	0.25	1.45	(2.73)	(1.53)
Guggenheim Alpha Opportunity
2020	6,948	11.10	16.37	102,321	0.01	0.90	1.25	(3.98)	(3.71)
2019	6,719	11.56	17.00	102,625	0.85	0.90	1.25	(6.32)	(5.97)
2018	7,330	12.34	18.08	118,807	1.06	0.90	1.25	(15.01)	(14.68)
2017	7,409	14.52	21.19	141,271	-	0.90	1.25	3.05	3.42
2016	10,501	14.09	20.50	192,005	-	0.90	1.25	8.14	8.52
Guggenheim Floating Rate Strategies
2020	138,742	10.00	10.00	1,387,435	0.03	0.90	0.90	(2.53)	(2.53)
2019	212,802	10.26	10.26	2,182,549	4.31	0.90	0.90	2.81	2.81
2018	175,871	9.98	9.98	1,754,851	4.90	0.90	0.90	(4.13)	(4.13)
2017	203,580	10.41	10.41	2,119,399	3.98	0.90	0.90	(0.57)	(0.57)
2016	144,161	10.47	10.47	1,509,610	3.79	0.90	0.90	3.25	3.25
Guggenheim High Yield
2020	234,773	13.59	16.40	3,538,862	0.05	0.90	1.25	0.67	0.98
2019	284,295	13.50	16.25	4,235,737	5.87	0.90	1.25	7.06	7.54
2018	286,281	12.61	15.11	3,960,963	6.50	0.90	1.25	(7.28)	(6.96)
2017	319,440	13.60	16.24	4,749,283	5.60	0.90	1.25	2.49	2.80
2016	292,420	13.27	15.80	4,234,685	6.17	0.90	1.25	11.61	12.06

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Guggenheim Large Cap Value
2020	159,856	13.73	18.81	2,299,739	0.02	0.90	1.25	(1.69)	(1.44)
2019	316,464	13.93	19.11	4,524,648	1.52	0.90	1.25	16.38	16.76
2018	350,737	11.93	16.40	4,297,655	0.81	0.90	1.25	(13.73)	(13.36)
2017	343,700	13.77	18.98	4,839,198	1.02	0.90	1.25	10.48	10.87
2016	389,728	12.42	17.15	4,927,519	1.43	0.90	1.25	16.01	16.40
Guggenheim Long Short Equity
2020	28,415	11.32	11.32	321,885	0.00	0.90	0.90	1.52	1.52
2019	29,987	11.15	11.15	334,677	0.78	0.90	0.90	1.64	1.64
2018	31,704	10.97	10.97	347,900	-	0.90	0.90	(16.26)	(16.26)
2017	33,421	13.10	13.10	438,003	-	0.90	0.90	10.46	10.46
2016	35,094	11.86	11.86	416,452	-	0.90	0.90	(3.50)	(3.50)
Guggenheim Macro Opportunities
2020	1,116	10.87	10.87	12,122	0.04	0.90	0.90	6.88	6.88
2019	1,159	10.17	10.17	11,790	2.86	0.90	0.90	(2.12)	(2.12)
2018	1,132	10.39	10.39	11,752	2.89	0.90	0.90	(3.62)	(3.62)
2017	1,103	10.78	10.78	11,891	3.04	0.90	0.90	0.94	0.94
2016	712	10.68	10.68	7,606	5.11	0.90	0.90	5.95	5.95
Guggenheim Multi-Hedge Strategies
2020	1,503	8.62	8.62	12,959	0.02	0.90	0.90	3.23	3.23
2019	157	8.35	8.35	1,311	2.56	0.90	0.90	0.85	0.85
2018	97	8.28	8.28	802	0.03	0.90	0.90	(8.20)	(8.20)
2017	589	9.02	9.02	5,311	-	0.90	0.90	(0.44)	(0.44)
2016	472	9.06	9.06	4,277	0.15	0.90	0.90	(4.33)	(4.33)
Guggenheim Small Cap Value
2020	8,939	12.89	12.89	115,268	0.01	0.90	0.90	(4.45)	(4.45)
2019	11,002	13.49	13.49	148,419	1.44	0.90	0.90	17.71	17.71
2018	9,848	11.46	11.46	112,894	1.57	0.90	0.90	(16.23)	(16.23)
2017	15,287	13.68	13.68	209,180	0.92	0.90	0.90	(0.51)	(0.51)
2016	14,853	13.75	13.75	204,173	0.62	0.90	0.90	21.47	21.47

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Guggenheim SMid Cap Value
2020	496,734	18.49	33.49	13,595,565	-	0.90	1.25	(0.80)	(0.44)
2019	503,250	18.64	33.70	13,758,049	0.94	0.90	1.25	21.51	21.99
2018	572,677	15.34	27.69	12,865,026	0.10	0.90	1.25	(16.68)	(16.43)
2017	608,563	18.41	33.20	16,319,516	-	0.90	1.25	8.61	8.99
2016	672,271	16.95	30.52	16,522,411	1.18	0.90	1.25	21.51	22.00
Guggenheim StylePlus Large Core
2020	104,247	13.68	18.91	1,467,824	0.01	0.90	1.25	12.78	13.15
2019	129,624	12.09	16.74	1,598,084	1.64	0.90	1.25	24.29	24.64
2018	114,248	9.70	13.46	1,111,402	1.19	0.90	1.25	(10.73)	(10.43)
2017	130,646	10.83	15.05	1,450,119	0.90	0.90	1.25	16.83	17.33
2016	156,289	9.23	12.86	1,470,805	0.87	0.90	1.25	8.25	8.59
Guggenheim StylePlus Mid Growth
2020	117,865	19.22	29.44	2,276,525	0.00	0.90	1.25	26.16	26.61
2019	140,730	15.18	23.30	2,200,194	1.14	0.90	1.25	26.90	27.35
2018	153,199	11.92	18.33	1,888,422	0.95	0.90	1.25	(11.18)	(10.85)
2017	148,416	13.37	20.60	2,033,588	0.47	0.90	1.25	19.01	19.48
2016	186,740	11.19	17.29	2,155,927	0.67	0.90	1.25	3.67	4.00
Guggenheim Total Return Bond
2020	59,667	11.59	11.59	691,024	0.02	0.90	0.90	10.59	10.59
2019	74,785	10.48	10.48	783,630	2.15	0.90	0.90	0.38	0.38
2018	62,849	10.44	10.44	655,991	2.98	0.90	0.90	(3.24)	(3.24)
2017	44,681	10.79	10.79	481,883	3.15	0.90	0.90	2.18	2.18
2016	37,037	10.56	10.56	391,164	3.50	0.90	0.90	1.73	1.73
Guggenheim US Investment Grade Bond
2020	812,695	9.74	10.85	8,689,545	0.02	0.90	1.25	9.81	10.26
2019	686,577	8.87	9.84	6,702,398	2.31	0.90	1.25	(0.11)	0.31
2018	705,750	8.88	9.81	6,844,396	2.34	0.90	1.25	(3.37)	(3.06)
2017	683,551	9.19	10.12	6,859,118	3.48	0.90	1.25	1.88	2.22
2016	715,370	9.02	9.90	7,038,419	3.61	0.90	1.25	0.67	1.02

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Guggenheim VIF All Cap Value
2020	828,159	12.77	26.45	15,913,700	0.02	0.25	1.45	(2.59)	(1.42)
2019	1,184,712	13.11	26.83	23,579,887	1.36	0.25	1.45	18.32	19.78
2018	1,570,680	11.08	22.40	25,580,728	1.08	0.25	1.45	(14.51)	(13.48)
2017	1,634,735	12.96	25.89	31,713,996	1.08	0.25	1.45	9.74	11.12
2016	1,677,095	11.81	23.30	29,161,664	1.39	0.25	1.45	17.40	18.76
Guggenheim VIF Alpha Opportunity
2020	136,940	14.59	16.22	2,206,180	0.01	0.75	1.35	(4.01)	(3.45)
2019	171,228	15.20	16.80	2,859,569	0.16	0.75	1.35	(6.63)	(6.04)
2018	205,568	16.28	17.88	3,657,368	-	0.75	1.35	(15.34)	(14.86)
2017	235,585	19.23	21.00	4,923,851	-	0.75	1.35	2.67	3.30
2016	261,517	18.73	20.33	5,295,066	-	0.75	1.35	7.95	8.60
Guggenheim VIF Floating Rate Strategies
2020	309,385	9.10	9.88	2,948,209	0.05	0.25	1.45	(4.41)	(3.14)
2019	458,969	9.52	10.20	4,532,878	5.05	0.25	1.45	2.92	4.08
2018	612,421	9.25	9.80	5,830,054	2.92	0.25	1.45	(5.13)	(3.92)
2017	378,741	9.75	10.86	3,776,301	3.49	0.25	1.45	(1.02)	2.16
2016	336,046	9.85	10.19	3,363,339	5.17	0.25	1.45	3.79	5.16
Guggenheim VIF Global Managed Futures Strategy
2020	137,589	4.85	7.55	679,501	0.05	0.25	1.45	(1.82)	(0.77)
2019	219,390	4.91	7.69	1,088,300	0.92	0.25	1.45	3.36	4.64
2018	222,914	4.71	7.44	1,056,927	-	0.25	1.45	(12.98)	(11.90)
2017	267,245	5.38	9.32	1,438,065	1.45	0.25	1.45	4.01	7.37
2016	300,413	5.14	8.22	1,576,953	4.12	0.25	1.45	(18.53)	(17.57)
Guggenheim VIF High Yield
2020	720,084	10.25	34.38	20,448,690	0.06	0.25	1.45	0.10	1.36
2019	950,144	10.24	34.11	26,414,502	7.70	0.25	1.45	6.78	8.09
2018	988,317	9.59	31.71	25,311,632	8.08	0.25	1.45	(8.32)	(7.17)
2017	1,275,338	10.46	34.34	35,678,544	5.30	0.25	1.45	1.65	2.81
2016	1,591,104	10.29	33.56	42,472,180	7.69	0.25	1.45	12.34	13.77

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Guggenheim VIF Large Cap Value
2020	1,903,030	12.89	24.68	30,099,538	0.02	0.25	1.45	(2.27)	(1.08)
2019	2,081,138	13.19	24.95	33,563,187	1.55	0.25	1.45	16.52	17.91
2018	1,952,763	11.32	21.16	26,912,737	1.34	0.25	1.45	(13.52)	(12.42)
2017	2,182,678	13.09	24.16	34,674,493	1.23	0.25	1.45	10.74	12.11
2016	2,454,657	11.82	21.55	35,180,453	1.58	0.25	1.45	16.11	17.50
Guggenheim VIF Long Short Equity
2020	423,699	8.38	12.42	4,794,581	0.01	0.25	1.45	0.34	1.53
2019	852,340	8.26	12.29	9,499,585	0.51	0.25	1.45	0.91	2.17
2018	672,723	8.11	12.09	7,425,617	-	0.25	1.45	(16.75)	(15.74)
2017	802,742	9.64	14.42	10,626,304	0.41	0.25	1.45	9.82	11.17
2016	695,858	8.69	13.03	8,303,994	-	0.25	1.45	(3.72)	(2.64)
Guggenheim VIF Managed Asset Allocation
2020	833,231	12.84	15.39	12,137,330	0.01	0.25	1.45	7.72	8.99
2019	890,881	11.92	14.12	11,976,767	1.69	0.25	1.45	14.84	16.31
2018	974,631	10.38	12.14	11,334,542	1.45	0.25	1.45	(9.82)	(8.79)
2017	1,065,020	11.51	13.37	13,650,585	1.47	0.25	1.45	9.31	10.73
2016	1,305,312	10.53	12.21	15,192,089	1.15	0.25	1.45	3.34	4.61
Guggenheim VIF Multi-Hedge Strategies
2020	667,226	5.95	8.44	4,105,346	0.01	0.25	1.45	2.76	4.04
2019	344,777	5.79	8.21	2,095,407	1.49	0.25	1.45	0.37	1.67
2018	862,322	5.76	8.18	5,072,268	-	0.25	1.45	(9.21)	(8.23)
2017	510,762	6.34	10.05	3,367,594	-	0.25	1.45	(0.88)	2.45
2016	659,632	6.38	9.09	4,387,458	0.07	0.25	1.45	(4.82)	(3.64)
Guggenheim VIF Small Cap Value
2020	729,697	10.24	34.06	23,093,195	0.01	0.25	1.45	(5.27)	(4.18)
2019	828,558	10.81	35.71	27,704,601	0.78	0.25	1.45	17.25	18.68
2018	859,500	9.22	30.25	24,387,141	0.37	0.25	1.45	(16.49)	(15.49)
2017	1,011,564	11.04	35.96	34,308,289	0.36	0.25	1.45	(0.81)	0.41
2016	1,026,043	11.13	36.00	35,191,820	0.11	0.25	1.45	20.98	22.58

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Guggenheim VIF SMid Cap Value
2020	1,107,443	12.22	37.19	38,045,070	0.01	0.25	1.45	(0.24)	0.95
2019	1,321,301	12.25	37.03	44,620,627	0.89	0.25	1.45	21.17	22.67
2018	1,418,177	10.11	30.34	39,918,737	0.63	0.25	1.45	(16.79)	(15.78)
2017	1,646,910	12.15	36.20	55,510,680	0.63	0.25	1.45	8.77	10.09
2016	2,111,658	11.17	33.05	63,802,399	0.84	0.25	1.45	21.15	22.69
Guggenheim VIF StylePlus Large Core
2020	1,071,783	12.46	23.65	13,522,465	0.01	0.25	1.45	13.56	14.97
2019	1,437,484	10.90	20.57	15,865,156	2.14	0.25	1.45	24.34	25.81
2018	1,637,494	8.70	16.35	14,464,505	1.56	0.25	1.45	(10.67)	(9.57)
2017	2,030,744	9.67	18.08	20,068,320	1.19	0.25	1.45	16.89	18.32
2016	2,029,240	8.22	15.28	16,919,231	0.79	0.25	1.45	8.38	9.69
Guggenheim VIF StylePlus Large Growth
2020	710,492	16.19	28.26	11,548,981	0.01	0.25	1.45	31.84	33.43
2019	814,426	12.20	21.18	9,960,149	1.99	0.25	1.45	28.12	29.62
2018	860,353	9.45	16.34	8,149,841	1.70	0.25	1.45	(7.87)	(6.68)
2017	989,760	10.19	17.51	10,178,750	1.06	0.25	1.45	24.48	25.88
2016	981,214	8.13	13.91	8,020,024	0.51	0.25	1.45	3.96	5.30
Guggenheim VIF StylePlus Mid Growth
2020	684,440	19.46	45.75	14,488,289	0.01	0.25	1.45	26.32	27.86
2019	732,356	15.29	35.78	12,005,114	0.87	0.25	1.45	26.97	28.47
2018	806,629	11.96	27.85	10,281,906	1.42	0.25	1.45	(11.23)	(10.07)
2017	917,276	13.14	30.97	13,446,775	0.97	0.25	1.45	19.29	23.15
2016	1,035,864	11.14	25.67	12,343,185	0.68	0.25	1.45	3.94	5.20
Guggenheim VIF StylePlus Small Growth
2020	334,301	13.52	24.60	4,661,082	0.01	0.25	1.45	26.06	27.59
2019	415,096	10.65	19.28	4,554,720	0.66	0.25	1.45	20.22	21.64
2018	446,571	8.80	15.85	4,042,550	1.01	0.25	1.45	(14.26)	(13.15)
2017	604,972	10.19	18.25	6,350,628	0.72	0.25	1.45	17.11	18.43
2016	579,050	8.64	15.45	5,227,760	0.28	0.25	1.45	8.46	9.84

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Guggenheim VIF Total Return Bond
2020	4,160,154	10.02	12.16	49,070,781	0.02	0.25	1.45	9.19	10.60
2019	3,221,259	9.16	11.06	34,642,087	2.65	0.25	1.45	-	1.14
2018	3,342,507	9.16	10.99	35,779,861	4.53	0.25	1.45	(3.34)	(2.14)
2017	3,792,578	9.46	11.28	41,715,081	4.50	0.25	1.45	2.15	3.26
2016	3,612,671	9.26	10.97	38,388,122	5.07	0.25	1.45	2.09	3.47
Guggenheim VIF World Equity Income
2020	1,215,238	10.55	13.96	14,570,589	0.03	0.25	1.45	1.99	3.24
2019	1,386,246	10.23	13.64	16,200,199	2.78	0.25	1.45	16.07	17.45
2018	1,544,154	8.72	11.71	15,436,716	2.92	0.25	1.45	(12.17)	(11.04)
2017	1,755,272	9.83	13.29	19,868,210	2.77	0.25	1.45	10.05	11.30
2016	2,045,724	8.85	12.03	20,805,333	3.06	0.25	1.45	5.60	6.86
Guggenheim World Equity Income
2020	401,321	11.78	17.02	4,874,116	0.01	0.90	1.25	1.73	2.04
2019	487,575	11.58	16.71	5,799,578	2.36	0.90	1.25	16.03	16.42
2018	505,251	9.98	14.39	5,147,308	2.16	0.90	1.25	(12.53)	(12.16)
2017	594,765	11.41	16.42	6,962,376	2.24	0.90	1.25	9.92	10.25
2016	708,149	10.38	14.91	7,530,066	2.27	0.90	1.25	5.17	5.56
Invesco American Franchise
2020	124,006	18.02	27.66	2,240,276	-	0.90	1.25	36.29	36.72
2019	111,401	13.18	20.27	1,472,193	-	0.90	1.25	30.85	31.27
2018	115,846	10.04	15.47	1,165,617	-	0.90	1.25	(7.80)	(7.47)
2017	126,911	10.85	16.75	1,379,578	-	0.90	1.25	21.79	22.18
2016	128,639	8.88	13.73	1,143,674	-	0.90	1.25	(2.24)	(1.88)
Invesco Comstock
2020	555,274	14.60	20.62	8,245,843	0.02	0.90	1.25	(4.95)	(4.59)
2019	676,191	15.36	21.66	10,516,991	2.12	0.90	1.25	20.09	20.48
2018	698,357	12.79	18.00	9,056,438	1.55	0.90	1.25	(15.86)	(15.58)
2017	776,315	15.20	21.37	11,873,747	1.46	0.90	1.25	12.84	13.25
2016	918,489	13.43	18.91	12,519,431	2.12	0.90	1.25	12.91	13.33

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Invesco Developing Markets (a)
2020	27,226	12.30	12.30	334,764	-	0.90	0.90	12.74	12.74
2019	28,583	10.91	10.91	311,800	0.26	0.90	0.90	19.23	19.23
2018	25,780	9.15	9.15	235,829	0.25	0.90	0.90	(15.51)	(15.51)
2017	27,671	10.83	10.83	299,767	0.34	0.90	0.90	29.70	29.70
2016	28,032	8.35	8.35	234,209	0.25	0.90	0.90	2.71	2.71
Invesco Discovery (a)
2020	6,713	27.57	27.57	184,679	-	0.90	0.90	44.35	44.35
2019	7,591	19.10	19.10	144,745	-	0.90	0.90	31.54	31.54
2018	13,419	14.52	14.52	194,693	-	0.90	0.90	(7.34)	(7.34)
2017	9,878	15.67	15.67	154,772	-	0.90	0.90	24.17	24.17
2016	4,761	12.62	12.62	60,058	-	0.90	0.90	0.24	0.24
Invesco Discovery Mid Cap Growth
2020	61,061	18.58	34.04	1,203,136	-	0.90	1.25	34.12	34.54
2019	55,076	13.81	25.34	769,447	-	0.90	1.25	28.48	29.07
2018	63,480	10.70	19.68	686,393	-	0.90	1.25	(9.71)	(9.48)
2017	61,337	11.82	21.78	732,158	-	0.90	1.25	17.10	17.61
2016	77,780	10.05	18.56	802,314	-	0.90	1.25	(3.72)	(3.46)
Invesco Energy
2020	4,179	2.87	2.87	11,964	0.01	0.90	0.90	(34.77)	(34.77)
2019	8,603	4.40	4.40	37,826	1.19	0.90	0.90	0.69	0.69
2018	13,056	4.37	4.37	57,013	2.22	0.90	0.90	(29.52)	(29.52)
2017	15,200	6.20	6.20	94,223	2.10	0.90	0.90	(11.81)	(11.81)
2016	14,065	7.03	7.03	98,846	1.40	0.90	0.90	19.76	19.76

(a) Name change. See Note 1.

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Invesco Equity and Income
2020	528,385	15.25	19.16	8,987,215	0.02	0.90	1.25	5.39	5.75
2019	540,525	14.47	18.16	8,694,667	1.92	0.90	1.25	15.02	15.43
2018	552,968	12.58	15.76	7,701,609	2.05	0.90	1.25	(13.42)	(13.10)
2017	598,721	14.53	18.17	9,618,838	2.03	0.90	1.25	6.29	6.61
2016	584,432	13.67	17.08	8,791,002	1.75	0.90	1.25	10.06	10.48
Invesco Global (a)
2020	25,933	20.71	20.71	536,335	-	0.90	0.90	22.69	22.69
2019	29,149	16.88	16.88	491,312	0.57	0.90	0.90	26.54	26.54
2018	32,306	13.34	13.34	430,423	0.46	0.90	0.90	(16.88)	(16.88)
2017	30,970	16.05	16.05	497,184	0.63	0.90	0.90	31.02	31.02
2016	20,977	12.25	12.25	257,012	0.56	0.90	0.90	(3.62)	(3.62)
Invesco Gold & Special Minerals
2020	15,880	11.61	11.61	184,405	0.07	0.90	0.90	16.10	16.10
2019	28,490	4.81	4.81	137,110	-	0.90	0.90	30.00	30.00
2018	28,621	3.70	3.70	105,755	-	0.90	0.90	(23.71)	(23.71)
2017	15,911	4.85	4.85	77,078	1.72	0.90	0.90	0.83	0.83
2016	13,804	4.81	4.81	66,377	10.83	0.90	0.90	48.92	48.92
Invesco Main Street Mid Cap
2020	115,009	13.10	13.13	1,509,728	0.00	0.90	1.25	(30.49)	(9.22)
2019	85,431	14.43	18.86	1,372,420	0.29	0.90	1.25	20.55	21.04
2018	89,178	11.97	15.62	1,185,111	0.08	0.90	1.25	(15.64)	(15.37)
2017	133,039	14.19	18.49	2,115,167	0.17	0.90	1.25	10.26	10.63
2016	101,105	12.87	16.75	1,435,635	0.27	0.90	1.25	7.34	7.71

(a) Name change. See Note 1.

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund (b)
2020	255,508	16.59	22.12	5,168,021	-	0.25	1.45	33.80	35.46
2019	296,207	12.38	16.33	4,462,997	-	0.25	1.45	28.16	29.71
2018	269,680	9.65	12.59	3,148,427	-	0.25	1.45	(9.95)	(8.90)
2017	266,881	10.71	13.82	3,438,426	-	0.25	1.45	16.78	18.22
2016	254,715	9.16	11.69	2,788,006	-	0.25	1.45	(3.79)	(2.58)
Invesco Oppenheimer V.I. Global Fund
2020	320,755	16.18	20.05	5,246,520	0.00	0.25	1.45	21.75	23.23
2019	356,512	13.20	16.27	4,765,825	0.63	0.25	1.45	25.69	27.31
2018	331,665	10.42	12.78	3,502,919	0.79	0.25	1.45	(17.12)	(16.20)
2017	365,686	12.50	15.25	4,640,772	0.48	0.25	1.45	30.31	32.03
2016	139,328	9.52	11.55	1,351,209	0.77	0.25	1.45	(4.52)	(3.43)
Invesco Oppenheimer V.I. Global Strategic Income Fund
2020	3,219	8.90	9.84	30,854	0.05	0.25	1.45	(1.44)	(0.30)
2019	3,279	9.03	9.87	31,588	3.44	0.25	1.45	5.74	7.05
2018	3,331	8.54	9.22	30,061	3.97	0.25	1.45	(8.66)	(7.52)
2017	4,379	9.35	9.97	42,496	2.23	0.25	1.45	1.41	2.57
2016	5,406	9.22	9.72	51,099	4.17	0.25	1.45	1.65	2.86
Invesco Oppenheimer V.I. International Growth Fund
2020	58,580	11.79	14.40	828,251	0.01	0.25	1.45	15.70	17.07
2019	67,939	10.19	12.30	820,901	0.72	0.25	1.45	22.48	23.87
2018	63,382	8.32	9.93	613,784	0.46	0.25	1.45	(23.11)	(22.12)
2017	93,427	10.82	12.75	1,161,154	0.87	0.25	1.45	20.89	22.36
2016	62,179	8.95	10.42	621,979	0.87	0.25	1.45	(6.96)	(5.79)

(b) Merger. See Note 1.

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Invesco Oppenheimer V.I. Main Street Small Cap Fund
2020	555,605	15.28	33.97	14,585,519	0.00	0.25	1.45	14.37	15.75
2019	618,572	13.36	29.49	14,287,699	-	0.25	1.45	20.69	22.12
2018	658,400	11.07	24.27	12,081,027	0.06	0.25	1.45	(14.45)	(13.41)
2017	715,384	12.94	28.17	15,477,335	0.54	0.25	1.45	8.92	10.32
2016	536,032	11.88	25.67	10,941,239	0.24	0.25	1.45	12.50	13.87
Invesco Oppenheimer V.I. Total Return Bond Fund
2020	2,695,006	6.88	7.33	19,393,470	0.03	0.75	1.35	4.88	5.47
2019	3,661,932	6.56	6.95	25,125,329	3.77	0.75	1.35	4.46	5.14
2018	4,300,175	6.28	6.61	28,082,283	2.90	0.75	1.35	(5.42)	(4.89)
2017	4,280,635	6.64	10.27	29,398,795	2.19	0.75	1.35	(0.15)	3.11
2016	4,514,963	6.65	6.92	30,936,441	3.42	0.75	1.35	(1.34)	(0.72)
Invesco Small Cap Growth (d)
2020	116,609	28.79	42.00	3,368,752	-	0.90	1.25	50.47	50.97
2019	127,599	19.07	27.87	2,441,494	-	0.90	1.25	19.09	19.56
2018	137,371	15.95	23.36	2,200,412	-	0.90	1.25	(12.82)	(12.51)
2017	152,223	18.23	26.76	2,790,062	-	0.90	1.25	19.69	20.09
2016	162,038	15.18	22.32	2,471,216	-	0.90	1.25	6.67	7.05
Invesco Technology
2020	108,939	13.57	33.90	1,497,332	-	0.90	1.25	39.90	40.33
2019	121,146	9.67	24.20	1,183,632	-	0.90	1.25	29.81	30.32
2018	120,392	7.42	18.61	901,959	-	0.90	1.25	(4.94)	(4.63)
2017	116,967	7.78	19.55	917,807	-	0.90	1.25	29.11	29.45
2016	131,788	6.01	15.12	796,883	-	0.90	1.25	(5.29)	(4.91)

(d) Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Invesco V.I. American Franchise Series I
2020	94,442	17.90	17.90	1,690,957	0.00	1.45	1.45	36.12	36.12
2019	108,714	13.15	16.54	1,429,824	-	0.25	1.45	30.85	32.43
2018	127,278	10.05	12.49	1,279,121	-	0.25	1.45	(7.88)	(6.72)
2017	151,512	10.91	13.39	1,652,178	0.09	0.25	1.45	21.76	23.30
2016	129,412	8.96	10.86	1,158,531	-	0.25	1.45	(2.18)	(1.00)
Invesco V.I. American Franchise Series II
2020	9,605	23.71	27.65	227,770	-	0.25	1.45	35.80	37.43
2019	12,525	17.46	20.12	219,362	-	0.25	1.45	30.49	32.11
2018	691	13.38	15.23	10,358	-	0.25	1.45	(8.10)	(7.02)
2017	-	14.56	16.38	-	-	0.25	1.45	21.43	22.97
2016	-	11.99	13.32	-	-	0.25	1.45	(2.36)	(1.26)
Invesco V.I. American Value
2020	27,026	10.85	14.51	295,594	0.00	0.25	1.45	(3.56)	(2.42)
2019	41,304	11.25	14.87	466,974	0.43	0.25	1.45	19.30	20.80
2018	43,330	9.43	12.31	410,444	0.12	0.25	1.45	(16.70)	(15.68)
2017	72,338	11.32	14.60	927,212	0.58	0.25	1.45	4.91	6.18
2016	73,301	10.79	13.75	889,226	0.12	0.25	1.45	10.21	11.52
Invesco V.I. Balanced-Risk Allocation
2020	3,255	10.56	11.44	34,925	0.07	0.25	1.45	5.18	6.42
2019	3,675	10.04	10.75	37,294	-	0.25	1.45	9.85	11.17
2018	2,134	9.14	9.67	19,778	0.88	0.25	1.45	(10.74)	(9.63)
2017	4,060	10.24	10.70	41,817	4.16	0.25	1.45	5.03	6.26
2016	3,402	9.75	10.07	33,154	0.24	0.25	1.45	6.67	7.93
Invesco V.I. Comstock
2020	619,017	12.01	16.45	8,894,007	0.01	0.25	1.45	(5.43)	(4.25)
2019	1,537,815	12.70	17.18	23,359,427	1.64	0.25	1.45	19.47	20.90
2018	1,354,355	10.63	14.21	17,085,256	1.56	0.25	1.45	(16.23)	(15.16)
2017	1,969,531	12.69	16.75	29,332,167	2.22	0.25	1.45	12.50	13.79
2016	1,999,150	11.28	14.72	26,377,183	1.21	0.25	1.45	11.90	13.32

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Invesco V.I. Core Equity
2020	814	13.03	16.55	13,193	0.01	0.25	1.45	8.58	9.89
2019	798	12.00	15.06	11,786	0.18	0.25	1.45	23.08	24.57
2018	782	9.75	12.09	9,295	-	0.25	1.45	(13.56)	(12.52)
2017	744	11.28	13.82	10,141	0.82	0.25	1.45	7.94	9.25
2016	722	10.45	12.65	9,023	0.51	0.25	1.45	5.24	6.57
Invesco V.I. Equity and Income
2020	745,315	12.22	15.42	10,934,974	0.02	0.25	1.45	4.80	6.15
2019	664,062	11.66	14.61	9,523,491	2.36	0.25	1.45	14.88	16.21
2018	715,250	10.15	12.64	8,891,390	1.84	0.25	1.45	(13.69)	(12.62)
2017	977,609	11.76	14.54	14,050,078	1.33	0.25	1.45	5.95	7.22
2016	941,765	11.10	13.62	12,689,651	1.55	0.25	1.45	9.79	11.11
Invesco V.I. Global Core Equity
2020	2,573	12.10	13.11	32,195	0.01	0.25	1.45	8.04	9.34
2019	2,498	11.20	11.99	28,741	1.56	0.25	1.45	19.40	20.87
2018	1,123	9.38	9.92	10,533	0.86	0.25	1.45	(19.28)	(18.29)
2017	1,090	11.62	12.14	12,656	0.92	0.25	1.45	17.26	18.67
2016	1,058	9.91	10.23	10,474	0.65	0.25	1.45	1.85	3.13
Invesco V.I. Global Real Estate Series I
2020	407,522	17.74	19.75	8,018,527	0.04	0.75	1.35	(16.04)	(15.53)
2019	468,767	21.13	23.38	10,919,319	4.56	0.75	1.35	17.72	18.44
2018	526,693	17.95	19.74	10,358,872	3.86	0.75	1.35	(10.16)	(9.62)
2017	590,869	19.98	21.84	12,848,427	3.12	0.75	1.35	8.23	8.93
2016	704,700	18.46	20.05	14,024,770	1.78	0.75	1.35	(2.28)	(1.72)
Invesco V.I. Global Real Estate Series II
2020	23,682	9.04	11.21	260,912	0.04	0.25	1.45	(16.37)	(15.40)
2019	27,735	10.81	13.25	361,359	3.89	0.25	1.45	17.25	18.73
2018	29,624	9.22	11.16	325,340	3.63	0.25	1.45	(10.40)	(9.34)
2017	29,627	10.29	12.31	359,607	3.19	0.25	1.45	7.86	9.13
2016	28,316	9.54	11.28	311,445	1.45	0.25	1.45	(2.65)	(1.40)

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Invesco V.I. Government Money Market (c)
2020	3,758,021	8.45	8.72	32,631,362	0.00	0.75	1.35	(4.03)	(3.44)
2019	3,021,672	8.80	9.04	27,196,425	1.52	0.75	1.35	(2.76)	(2.17)
2018	5,061,187	9.05	9.25	46,517,928	1.23	0.75	1.35	(3.00)	(2.44)
2017	3,540,622	9.33	9.82	33,395,087	0.33	0.75	1.35	(4.01)	(0.91)
2016	3,429,443	9.72	9.85	33,488,830	0.06	0.75	1.35	(2.80)	(1.50)
Invesco V.I. Government Securities
2020	1,620,690	8.03	9.33	14,162,203	0.02	0.25	1.45	1.30	2.53
2019	1,354,265	7.91	9.10	11,561,131	2.42	0.25	1.45	1.20	2.36
2018	1,528,183	7.81	8.89	12,813,740	1.78	0.25	1.45	(4.13)	(2.95)
2017	2,095,189	8.13	9.84	18,224,442	1.86	0.25	1.45	(2.68)	0.51
2016	2,602,979	8.34	9.30	23,114,753	1.81	0.25	1.45	(3.45)	(2.21)
Invesco V.I. Growth and Income
2020	1,060	12.33	16.33	13,072	0.01	0.25	1.45	(2.61)	(1.45)
2019	1,558	12.66	16.57	21,671	1.61	0.25	1.45	19.43	20.86
2018	1,519	10.60	13.71	17,639	0.17	0.25	1.45	(17.38)	(16.35)
2017	25,190	12.83	16.39	404,140	2.24	0.25	1.45	9.01	10.37
2016	4,725	11.77	14.85	66,629	0.82	0.25	1.45	14.27	15.56
Invesco V.I. Health Care Series I
2020	355,369	24.85	27.66	9,546,248	0.00	0.75	1.35	9.57	10.24
2019	349,127	22.68	25.09	8,641,218	0.05	0.75	1.35	26.85	27.62
2018	489,761	17.88	19.66	9,358,238	-	0.75	1.35	(3.40)	(2.82)
2017	407,899	18.51	20.23	8,213,980	0.37	0.75	1.35	10.90	11.58
2016	474,726	16.69	18.13	8,565,672	-	0.75	1.35	(15.24)	(14.72)

(c) Liquidation. See Note 1.

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Invesco V.I. Health Care Series II
2020	7,828	15.32	22.28	121,066	0.00	0.25	1.45	9.19	10.52
2019	20,979	14.03	20.16	372,580	-	0.25	1.45	26.40	27.92
2018	13,723	11.10	15.76	175,452	-	0.25	1.45	(3.73)	(2.60)
2017	3,600	11.53	16.18	42,652	0.07	0.25	1.45	10.44	11.89
2016	4,207	10.44	14.46	44,962	-	0.25	1.45	(15.53)	(14.54)
Invesco V.I. High Yield
2020	2,318	9.68	11.47	26,087	0.04	0.25	1.45	(1.63)	(0.43)
2019	3,565	9.84	11.52	40,333	2.40	0.25	1.45	8.25	9.61
2018	8,154	9.09	10.51	76,962	0.94	0.25	1.45	(7.81)	(6.74)
2017	125,550	9.86	11.27	1,241,098	0.11	0.25	1.45	1.44	2.73
2016	207,014	9.72	10.97	2,038,118	1.21	0.25	1.45	6.00	7.34
Invesco V.I. International Growth
2020	1,845,857	11.28	18.53	28,671,131	0.02	0.25	1.45	8.71	10.08
2019	2,326,143	10.35	16.91	33,257,011	1.27	0.25	1.45	22.72	24.14
2018	2,769,546	8.42	13.69	31,963,545	1.82	0.25	1.45	(18.96)	(17.91)
2017	3,765,772	10.35	16.77	52,167,328	1.31	0.25	1.45	17.43	18.79
2016	4,077,284	8.80	14.19	47,523,748	0.80	0.25	1.45	(5.08)	(3.94)
Invesco V.I. Managed Volatility
2020	6,139	10.38	13.54	81,153	0.01	0.25	1.45	(6.06)	(4.92)
2019	14,878	11.05	14.24	207,703	1.11	0.25	1.45	13.10	14.47
2018	13,764	9.77	12.44	168,131	1.50	0.25	1.45	(15.12)	(14.09)
2017	10,177	11.51	14.48	144,345	1.10	0.25	1.45	5.50	6.78
2016	9,939	10.91	13.56	132,325	1.66	0.25	1.45	5.51	6.77
Invesco V.I. Mid Cap Core Equity
2020	604,417	12.16	20.88	11,150,641	0.00	0.25	1.45	4.11	5.43
2019	590,266	11.68	19.90	10,510,797	0.26	0.25	1.45	19.67	20.99
2018	394,395	9.76	16.52	5,886,568	0.11	0.25	1.45	(15.50)	(14.39)
2017	490,799	11.55	19.41	8,535,324	0.34	0.25	1.45	9.69	10.94
2016	501,061	10.53	17.58	7,986,068	-	0.25	1.45	8.22	9.59

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Invesco V.I. S&P 500 Index
2020	22,979	17.71	23.06	486,759	0.02	0.25	1.45	12.52	13.88
2019	21,125	15.74	20.25	406,183	1.06	0.25	1.45	24.92	26.48
2018	25,088	12.60	16.01	384,924	0.91	0.25	1.45	(9.22)	(8.15)
2017	60,177	12.92	17.43	1,018,438	2.30	0.25	1.45	15.76	19.52
2016	112,955	11.99	14.88	1,424,715	1.54	0.25	1.45	6.29	7.67
Invesco V.I. Small Cap Equity
2020	2,094	13.40	16.69	34,289	0.00	0.25	1.45	21.38	22.72
2019	1,435	11.04	13.60	19,167	-	0.25	1.45	20.79	22.30
2018	1,301	9.14	11.12	14,230	-	0.25	1.45	(18.97)	(17.99)
2017	3,686	11.28	13.56	44,306	-	0.25	1.45	8.78	10.15
2016	4,996	10.37	12.31	52,880	-	0.25	1.45	6.91	8.27
Invesco V.I. Value Opportunities
2020	175,378	13.56	15.10	2,615,873	0.00	0.75	1.35	0.82	1.41
2019	195,657	13.45	14.89	2,880,534	-	0.75	1.35	24.54	25.34
2018	212,909	10.80	11.88	2,498,251	-	0.75	1.35	(22.80)	(22.30)
2017	245,346	13.99	15.29	3,706,449	0.02	0.75	1.35	12.28	12.92
2016	246,211	12.46	13.54	3,293,574	0.07	0.75	1.35	12.86	13.59
Invesco Value Opportunities
2020	193,040	10.38	14.31	2,002,769	0.00	0.90	1.25	1.04	1.37
2019	213,243	10.24	14.14	2,182,017	-	0.90	1.25	24.56	24.88
2018	227,266	8.20	11.34	1,864,779	-	0.90	1.25	(23.13)	(22.79)
2017	236,750	10.62	14.72	2,515,482	-	0.90	1.25	12.27	12.62
2016	240,444	9.43	13.10	2,268,352	0.16	0.90	1.25	13.07	13.48
Ivy Asset Strategy
2020	20,370	11.63	11.63	236,970	0.02	0.90	0.90	9.10	9.10
2019	24,462	10.66	10.66	260,847	2.12	0.90	0.90	17.01	17.01
2018	23,957	9.11	9.11	218,274	1.45	0.90	0.90	(9.17)	(9.17)
2017	26,743	10.03	10.03	268,099	1.04	0.90	0.90	13.85	13.85
2016	27,273	8.81	8.81	240,174	-	0.90	0.90	(8.99)	(8.99)

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Ivy VIP Asset Strategy
2020	104,722	10.56	12.59	1,114,353	0.02	0.25	1.45	8.94	10.25
2019	69,502	9.63	11.42	677,775	2.38	0.25	1.45	16.49	17.85
2018	56,217	8.21	9.69	471,384	2.28	0.25	1.45	(9.62)	(8.41)
2017	40,258	9.01	11.73	376,267	1.52	0.25	1.45	13.16	16.83
2016	48,760	7.91	9.24	401,514	0.58	0.25	1.45	(6.90)	(5.71)
Ivy VIP Balanced
2020	9,653	12.88	16.12	140,504	0.01	0.25	1.45	9.06	10.49
2019	5,373	11.81	14.59	76,977	1.74	0.25	1.45	16.82	18.14
2018	5,215	10.11	12.35	63,333	1.62	0.25	1.45	(7.50)	(6.30)
2017	5,060	10.93	13.18	65,751	1.58	0.25	1.45	6.53	7.77
2016	4,911	10.26	12.23	59,304	0.55	0.25	1.45	(2.38)	(1.21)
Ivy VIP Core Equity
2020	6,705	16.96	22.33	146,652	0.00	0.25	1.45	16.16	17.65
2019	6,555	14.60	18.98	122,065	0.57	0.25	1.45	25.43	26.87
2018	6,422	11.64	14.96	94,428	0.50	0.25	1.45	(8.71)	(7.54)
2017	6,111	12.75	16.18	97,567	0.43	0.25	1.45	15.49	16.82
2016	5,930	11.04	13.85	81,162	0.40	0.25	1.45	(0.81)	0.44
Ivy VIP Energy
2020	27,016	2.62	2.76	71,558	0.01	0.25	1.45	(39.61)	(38.76)
2019	27,490	4.29	4.57	119,752	-	0.25	1.45	(1.08)	0.23
2018	37,844	4.29	4.62	165,899	-	0.25	1.45	(36.97)	(36.31)
2017	27,208	6.74	7.33	185,566	0.63	0.25	1.45	(16.51)	(15.47)
2016	16,910	7.98	8.78	139,059	0.14	0.25	1.45	28.74	30.32
Ivy VIP Global Bond
2020	1,370	9.44	10.12	13,604	0.07	0.25	1.45	3.40	4.65
2019	12,275	9.13	9.67	116,625	4.29	0.25	1.45	4.70	5.91
2018	14,437	8.72	9.13	129,732	2.80	0.25	1.45	(4.60)	(3.39)
2017	13,504	9.14	9.45	125,864	2.61	0.25	1.45	(0.22)	0.96
2016	11,825	9.16	9.36	109,393	3.57	0.25	1.45	2.35	3.54

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Ivy VIP Global Equity Income
2020	2,506	11.90	14.14	34,782	0.02	0.25	1.45	(1.41)	(0.14)
2019	2,433	12.07	14.16	33,874	2.81	0.25	1.45	17.87	19.19
2018	2,361	10.24	11.88	27,631	1.70	0.25	1.45	(15.58)	(14.53)
2017	2,291	12.13	13.90	31,426	1.24	0.25	1.45	10.57	11.92
2016	2,224	10.97	12.42	27,317	0.72	0.25	1.45	2.24	3.50
Ivy VIP Global Growth
2020	51,490	14.50	16.36	826,409	0.00	0.25	1.45	15.35	16.69
2019	49,958	12.57	14.02	687,909	0.34	0.25	1.45	20.40	21.91
2018	18,106	10.44	11.50	204,934	0.01	0.25	1.45	(10.39)	(9.23)
2017	121	11.65	12.67	1,505	0.07	0.25	1.45	19.12	20.55
2016	117	9.78	10.51	1,215	0.02	0.25	1.45	(7.30)	(6.16)
Ivy VIP Growth
2020	6,359	24.24	30.93	192,910	-	0.25	1.45	24.82	26.35
2019	9,477	19.42	24.48	227,842	-	0.25	1.45	30.69	32.25
2018	11,656	14.86	18.51	212,377	0.04	0.25	1.45	(2.24)	(1.02)
2017	17,146	15.20	18.70	316,223	0.23	0.25	1.45	23.68	25.25
2016	18,928	12.29	14.93	276,795	0.02	0.25	1.45	(3.15)	(2.03)
Ivy VIP High Income
2020	48,086	10.25	13.10	536,206	0.24	0.25	1.45	1.38	2.66
2019	60,810	10.11	12.76	628,258	6.41	0.25	1.45	6.31	7.59
2018	59,692	9.51	11.86	581,155	6.67	0.25	1.45	(6.40)	(5.20)
2017	53,642	10.16	12.51	596,955	29.24	0.25	1.45	2.01	3.22
2016	28,185	9.96	12.12	289,465	23.73	0.25	1.45	11.16	12.53
Ivy VIP International Core Equity
2020	43,677	10.74	11.10	474,233	0.02	0.25	1.45	2.48	3.74
2019	50,997	10.48	10.70	535,978	1.60	0.25	1.45	13.54	14.93
2018	55,775	9.17	9.31	512,068	1.69	0.25	1.45	(21.38)	(20.50)
2017	57,214	11.55	11.74	662,582	1.33	0.25	1.45	17.75	19.25
2016	50,739	9.71	9.97	494,067	1.47	0.25	1.45	(3.30)	(2.19)

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Ivy VIP Limited-Term Bond
2020	-	8.29	8.89	-	-	0.25	1.45	(0.48)	0.79
2019	-	8.33	8.82	-	-	0.25	1.45	(0.24)	0.92
2018	-	8.35	8.74	-	-	0.25	1.45	(3.69)	(2.46)
2017	-	8.67	8.96	-	-	0.25	1.45	(3.02)	(1.86)
2016	-	8.94	9.13	-	2.14	0.25	1.45	(2.51)	(1.30)
Ivy VIP Mid Cap Growth
2020	9,519	22.50	27.51	237,252	-	0.25	1.45	42.50	44.26
2019	3,290	15.79	19.07	58,646	-	0.25	1.45	31.91	33.54
2018	5,374	11.97	14.28	69,408	-	0.25	1.45	(4.39)	(3.25)
2017	8,344	12.52	14.76	119,575	-	0.25	1.45	21.32	22.80
2016	6,241	10.32	12.02	72,676	-	0.25	1.45	1.47	2.74
Ivy VIP Natural Resources
2020	28,462	4.39	4.76	133,854	0.04	0.25	1.45	(15.74)	(14.70)
2019	-	5.21	5.58	-	-	0.25	1.45	4.62	5.88
2018	-	4.98	5.27	-	-	0.25	1.45	(26.55)	(25.67)
2017	-	6.78	7.09	-	-	0.25	1.45	(1.60)	(0.42)
2016	-	6.89	7.12	-	1.49	0.25	1.45	18.38	19.87
Ivy VIP Science and Technology
2020	16,740	22.58	31.74	407,203	-	0.25	1.45	29.47	31.05
2019	22,009	17.44	24.22	392,869	-	0.25	1.45	42.95	44.68
2018	21,878	12.20	16.74	274,643	-	0.25	1.45	(9.36)	(8.27)
2017	13,425	13.46	18.25	193,358	-	0.25	1.45	26.38	27.89
2016	16,441	10.65	14.27	184,484	-	0.25	1.45	(2.92)	(1.72)
Ivy VIP Securian Real Estate Securities
2020	4,665	11.41	14.64	55,409	0.02	0.25	1.45	(7.39)	(6.21)
2019	4,581	12.32	15.61	58,745	1.64	0.25	1.45	19.03	20.45
2018	4,500	10.35	12.96	48,493	2.02	0.25	1.45	(9.69)	(8.60)
2017	8,693	11.46	14.18	101,724	1.08	0.25	1.45	0.79	2.01
2016	11,857	11.37	13.90	136,877	1.24	0.25	1.45	(0.26)	0.94

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Ivy VIP Small Cap Core
2020	17,230	13.82	16.74	276,134	-	0.25	1.45	2.37	3.59
2019	19,489	13.50	16.16	302,799	-	0.25	1.45	18.94	20.42
2018	20,713	11.35	13.42	268,615	0.16	0.25	1.45	(14.40)	(13.36)
2017	19,382	13.26	15.49	289,803	-	0.25	1.45	8.78	10.09
2016	40,804	12.19	14.07	532,008	0.17	0.25	1.45	23.26	24.73
Ivy VIP Small Cap Growth
2020	9,802	17.89	19.03	179,411	-	0.25	1.45	31.64	33.26
2019	12,381	13.59	14.28	170,461	-	0.25	1.45	17.97	19.40
2018	14,544	11.52	11.96	168,719	0.42	0.25	1.45	(8.28)	(7.14)
2017	13,959	12.56	12.88	176,767	-	0.25	1.45	17.71	19.15
2016	6,933	10.67	10.81	74,079	-	0.25	1.45	(1.57)	(0.37)
Ivy VIP Value
2020	12,915	12.62	16.23	205,768	0.02	0.25	1.45	(2.47)	(1.28)
2019	14,444	12.94	16.44	233,464	0.83	0.25	1.45	20.82	22.23
2018	15,791	10.71	13.45	209,116	1.97	0.25	1.45	(11.27)	(10.21)
2017	15,927	12.07	14.98	235,371	1.39	0.25	1.45	7.58	8.95
2016	15,667	11.22	13.75	213,024	1.15	0.25	1.45	6.25	7.59
Janus Henderson Mid Cap Value
2020	10,424	14.01	14.01	146,602	0.01	0.90	0.90	(5.53)	(5.53)
2019	9,401	14.83	14.83	139,957	0.67	0.90	0.90	24.94	24.94
2018	10,543	11.87	11.87	125,604	0.35	0.90	0.90	(16.93)	(16.93)
2017	16,733	14.29	14.29	239,123	0.09	0.90	0.90	9.33	9.33
2016	26,026	13.07	13.07	340,189	0.67	0.90	0.90	13.85	13.85
Janus Henderson Overseas
2020	377,310	7.33	7.71	2,900,030	0.01	0.90	1.25	11.40	11.90
2019	395,871	6.58	6.89	2,724,337	1.70	0.90	1.25	21.40	21.73
2018	451,042	5.42	5.66	2,545,966	0.64	0.90	1.25	(19.10)	(18.79)
2017	421,409	6.70	6.97	2,934,581	1.53	0.90	1.25	25.47	25.83
2016	456,358	5.34	5.54	2,524,153	0.77	0.90	1.25	(11.15)	(10.65)

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Janus Henderson U.S. Managed Volatility
2020	74,012	12.55	12.71	939,601	0.01	0.90	1.25	7.73	8.08
2019	76,599	11.65	11.76	899,928	0.40	0.90	1.25	18.03	18.43
2018	80,522	9.87	9.93	798,839	1.28	0.90	1.25	(8.01)	(7.63)
2017	89,455	10.73	10.75	961,126	6.85	0.90	1.25	7.30	7.50
Janus Henderson VIT Enterprise
2020	1,199,928	21.12	27.44	31,834,681	-	0.25	1.45	13.98	15.34
2019	1,462,535	18.53	23.79	33,839,853	0.05	0.25	1.45	29.22	30.86
2018	1,616,922	14.34	18.18	28,768,972	0.11	0.25	1.45	(4.97)	(3.86)
2017	1,967,729	15.09	18.91	36,645,059	0.15	0.25	1.45	21.50	23.03
2016	2,131,105	12.42	15.43	32,476,261	0.02	0.25	1.45	7.25	8.55
Janus Henderson VIT Forty
2020	-	25.74	33.51	-	-	0.25	1.45	32.95	34.58
2019	861	19.36	24.90	21,081	0.02	0.25	1.45	30.90	32.52
2018	16,484	14.79	18.79	248,423	-	0.25	1.45	(2.76)	(1.57)
2017	1,267	15.21	19.09	19,319	-	0.25	1.45	24.37	25.84
2016	9,046	12.23	15.17	133,045	-	0.25	1.45	(2.47)	(1.30)
Janus Henderson VIT Mid Cap Value
2020	8,318	12.00	14.38	115,047	0.01	0.25	1.45	(5.51)	(4.39)
2019	4,904	12.70	15.04	70,226	1.38	0.25	1.45	24.39	25.86
2018	2,957	10.21	11.95	33,145	0.65	0.25	1.45	(17.59)	(16.55)
2017	5,559	12.39	14.32	72,018	0.19	0.25	1.45	8.68	9.98
2016	30,539	11.40	13.02	385,458	0.90	0.25	1.45	13.55	14.92
Janus Henderson VIT Overseas
2020	39,049	7.61	9.81	316,203	0.01	0.25	1.45	10.97	12.32
2019	19,142	6.78	8.84	147,924	2.11	0.25	1.45	21.10	22.56
2018	9,153	5.54	7.30	66,796	1.62	0.25	1.45	(18.80)	(17.81)
2017	11,113	6.76	8.99	95,359	1.70	0.25	1.45	25.03	26.62
2016	9,879	5.35	7.19	67,356	3.74	0.25	1.45	(10.79)	(9.68)

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Janus Henderson VIT Research
2020	853,391	21.27	26.96	19,181,043	0.00	0.25	1.45	26.76	28.32
2019	1,000,483	16.78	21.01	17,648,400	0.30	0.25	1.45	29.38	30.90
2018	1,111,172	12.97	16.05	15,073,792	0.38	0.25	1.45	(7.09)	(5.92)
2017	1,335,934	13.96	17.06	19,235,855	0.25	0.25	1.45	22.03	23.44
2016	1,509,427	11.43	13.82	17,701,059	0.38	0.25	1.45	(4.11)	(2.95)
JPMorgan Insurance Trust Core Bond Portfolio
2020	585,642	9.24	9.80	5,712,723	0.02	0.25	1.45	3.01	4.17
2019	505,549	8.97	9.45	4,767,625	2.20	0.25	1.45	3.22	4.47
2018	408,065	8.69	9.10	3,707,763	2.21	0.25	1.45	(4.61)	(3.45)
2017	454,103	9.11	9.47	4,299,311	2.40	0.25	1.45	(1.19)	(0.42)
2016	864,988	9.20	9.51	8,232,725	2.43	0.25	1.45	(2.64)	(1.38)
JPMorgan Insurance Trust Small Cap Core Portfolio
2020	10,680	14.27	19.64	189,496	0.01	0.25	1.45	8.35	9.66
2019	10,363	13.17	17.91	168,293	0.19	0.25	1.45	18.86	20.28
2018	8,760	11.08	14.89	124,429	0.08	0.25	1.45	(16.06)	(14.96)
2017	8,997	13.20	17.51	149,062	0.10	0.25	1.45	10.00	11.25
2016	7,889	12.00	15.74	118,113	0.15	0.25	1.45	14.61	16.08
JPMorgan Insurance Trust US Equity Portfolio
2020	6,413	19.14	25.29	128,746	0.00	0.25	1.45	19.48	20.95
2019	14,212	16.02	20.91	269,132	0.65	0.25	1.45	25.65	27.19
2018	12,847	12.75	16.44	190,967	0.65	0.25	1.45	(10.46)	(9.37)
2017	12,493	13.28	18.14	206,179	0.79	0.25	1.45	16.72	20.51
2016	7,832	12.20	15.36	119,362	0.69	0.25	1.45	5.81	7.19
Lord Abbett Series Bond-Debenture VC
2020	464,110	10.97	13.08	5,231,287	0.04	0.25	1.45	2.62	3.89
2019	405,271	10.69	12.59	4,407,717	3.90	0.25	1.45	8.42	9.76
2018	420,936	9.82	11.47	4,191,459	5.00	0.25	1.45	(8.28)	(7.13)
2017	317,434	10.63	12.35	3,428,743	3.83	0.25	1.45	4.47	5.74
2016	372,017	10.10	11.68	3,796,153	3.43	0.25	1.45	7.30	8.55

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Lord Abbett Series Developing Growth VC
2020	115,101	23.48	32.30	2,806,164	-	0.25	1.45	64.98	67.10
2019	140,457	14.13	19.33	1,997,354	-	0.25	1.45	26.03	27.59
2018	148,203	11.13	15.15	1,681,657	-	0.25	1.45	0.35	1.47
2017	44,717	11.02	14.93	525,684	-	0.25	1.45	24.30	25.78
2016	43,296	8.80	11.87	420,485	-	0.25	1.45	(6.91)	(5.72)
Lord Abbett Series Dividend Growth VC (a)
2020	3,073	16.32	20.58	50,294	0.01	0.25	1.45	10.42	11.73
2019	5,145	14.78	18.42	80,834	1.77	0.25	1.45	20.85	22.39
2018	4,112	12.23	15.05	54,157	0.53	0.25	1.45	(8.80)	(7.73)
2017	25,308	13.41	16.31	347,173	2.69	0.25	1.45	13.93	15.27
2016	5,244	11.77	14.15	65,193	2.94	0.25	1.45	10.10	11.42
Lord Abbett Series Growth and Income VC
2020	-	12.72	15.79	-	-	0.25	1.45	(1.78)	(0.63)
2019	-	12.95	15.89	-	-	0.25	1.45	17.09	18.58
2018	-	11.06	13.40	-	-	0.25	1.45	(12.15)	(11.08)
2017	-	12.59	15.07	-	-	0.25	1.45	8.44	9.76
2016	-	11.61	13.73	-	-	0.25	1.45	12.07	13.38
Lord Abbett Series Growth Opportunities VC
2020	2,257	20.36	23.63	45,954	-	0.25	1.45	33.25	34.95
2019	2,834	15.28	17.51	43,287	-	0.25	1.45	30.49	31.95
2018	-	11.71	13.27	-	-	0.25	1.45	(7.14)	(5.95)
2017	-	12.61	14.11	-	-	0.25	1.45	17.52	18.97
2016	-	10.73	11.86	-	-	0.25	1.45	(3.16)	(2.06)

(a) Name change. See Note 1.

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Lord Abbett Series Mid Cap Stock VC
2020	4,430	11.13	13.66	55,566	0.01	0.25	1.45	(2.02)	(0.80)
2019	4,793	11.36	13.77	61,301	0.96	0.25	1.45	17.36	18.71
2018	4,730	9.68	11.60	51,243	0.76	0.25	1.45	(18.79)	(17.73)
2017	4,201	11.92	14.10	55,355	0.73	0.25	1.45	2.23	3.37
2016	2,423	11.66	13.64	30,918	0.58	0.25	1.45	11.26	12.73
Lord Abbett Series Total Return VC
2020	6,913	9.52	10.89	73,781	0.03	0.25	1.45	2.70	3.91
2019	5,058	9.27	10.48	51,945	1.41	0.25	1.45	3.69	5.01
2018	14,477	8.94	9.98	141,357	2.98	0.25	1.45	(5.40)	(4.22)
2017	15,859	9.45	10.42	162,153	1.06	0.25	1.45	(0.63)	0.58
2016	54,438	9.51	10.36	556,835	3.93	0.25	1.45	(0.31)	0.88
MFS® VIT Emerging Markets Equity
2020	15,833	10.03	10.30	161,856	0.02	0.25	1.45	5.42	6.82
2019	25,226	9.40	9.77	241,189	0.48	0.25	1.45	14.94	16.22
2018	14,622	8.10	8.50	122,628	0.41	0.25	1.45	(17.87)	(16.84)
2017	13,916	9.76	10.35	141,769	0.97	0.25	1.45	31.68	33.24
2016	11,863	7.34	7.86	91,304	0.34	0.25	1.45	4.24	5.56
MFS® VIT Global Tactical Allocation
2020	722	9.96	10.80	7,184	0.02	0.25	1.45	1.32	2.66
2019	795	9.83	10.52	7,810	2.79	0.25	1.45	9.34	10.62
2018	871	8.99	9.51	7,829	0.55	0.25	1.45	(8.92)	(7.85)
2017	950	9.87	10.32	9,375	3.17	0.25	1.45	5.67	7.05
2016	1,020	9.34	9.64	9,518	-	0.25	1.45	1.41	2.55
MFS® VIT High Yield
2020	17,162	10.24	11.24	179,862	0.40	0.25	1.45	0.29	1.44
2019	-	10.21	11.08	-	-	0.25	1.45	9.43	10.80
2018	1,287	9.33	10.00	12,705	5.47	0.25	1.45	(7.44)	(6.37)
2017	1,250	10.08	10.68	13,202	0.81	0.25	1.45	1.72	2.99
2016	18,301	9.91	10.37	188,334	0.66	0.25	1.45	8.66	9.97

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

MFS® VIT II MA Investors Growth Stock
2020	-	20.65	27.36	-	-	0.25	1.45	16.86	18.29
2019	8,737	17.67	23.13	198,635	-	0.25	1.45	33.46	35.11
2018	-	13.24	17.12	-	-	0.25	1.45	(3.78)	(2.67)
2017	-	13.76	17.59	-	-	0.25	1.45	22.53	24.05
2016	-	11.23	14.18	-	-	0.25	1.45	1.17	2.46
MFS® VIT II Research International
2020	1,048,078	8.58	12.14	10,735,215	0.02	0.25	1.45	7.84	9.07
2019	649,315	7.95	11.13	5,915,024	1.22	0.25	1.45	22.10	23.53
2018	771,780	6.50	9.01	5,568,379	1.14	0.25	1.45	(18.10)	(17.03)
2017	911,754	7.93	10.86	7,978,443	1.73	0.25	1.45	22.38	23.83
2016	840,680	6.48	8.77	6,037,689	1.34	0.25	1.45	(5.27)	(4.05)
MFS® VIT International Intrinsic Value
2020	167,692	14.01	15.18	2,372,547	0.01	0.25	1.45	15.02	16.32
2019	62,724	12.18	13.05	796,006	1.38	0.25	1.45	20.12	21.62
2018	75,710	10.14	10.73	788,589	0.91	0.25	1.45	(13.63)	(12.62)
2017	78,146	11.74	12.28	942,712	1.30	0.25	1.45	21.28	22.80
2016	71,396	9.68	10.00	707,631	1.40	0.25	1.45	(0.72)	0.50
MFS® VIT Investors Trust
2020	1,156	16.56	21.81	24,754	0.00	0.25	1.45	8.59	9.93
2019	1,142	15.25	19.84	22,263	4.30	0.25	1.45	25.51	27.10
2018	-	12.15	15.61	-	-	0.25	1.45	(9.80)	(8.71)
2017	-	13.47	17.10	-	-	0.25	1.45	17.64	19.08
2016	-	11.45	14.36	-	-	0.25	1.45	3.62	4.82
MFS® VIT New Discovery
2020	13,063	20.60	25.19	311,614	-	0.25	1.45	39.19	40.96
2019	15,928	14.80	17.87	272,394	-	0.25	1.45	35.16	36.73
2018	14,948	10.95	13.07	187,395	-	0.25	1.45	(6.01)	(4.88)
2017	16,758	11.65	13.74	222,355	-	0.25	1.45	20.85	22.35
2016	17,581	9.64	11.23	191,679	-	0.25	1.45	3.99	5.25

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

MFS® VIT Research
2020	6,602	17.15	23.05	141,651	0.01	0.25	1.45	11.22	12.60
2019	6,439	15.42	20.47	123,144	0.61	0.25	1.45	26.81	28.34
2018	6,296	12.16	15.95	94,175	0.54	0.25	1.45	(8.78)	(7.64)
2017	4,767	13.33	17.27	81,227	1.14	0.25	1.45	17.76	19.10
2016	4,626	11.32	14.50	66,298	0.52	0.25	1.45	3.76	5.00
MFS® VIT Total Return
2020	1,339,879	12.26	15.22	19,074,739	0.02	0.25	1.45	4.73	5.99
2019	1,799,981	11.69	14.36	24,301,271	1.93	0.25	1.45	14.84	16.28
2018	1,627,116	10.17	12.35	18,990,300	1.98	0.25	1.45	(9.96)	(8.86)
2017	1,809,923	11.28	13.55	23,288,657	2.10	0.25	1.45	7.11	8.40
2016	2,071,975	10.52	12.50	24,689,176	2.69	0.25	1.45	4.09	5.40
MFS® VIT Total Return Bond
2020	15,892	9.66	10.81	163,316	0.04	0.25	1.45	3.43	4.75
2019	9,864	9.34	10.32	97,487	3.02	0.25	1.45	5.18	6.39
2018	8,467	8.88	9.70	78,846	2.75	0.25	1.45	(5.63)	(4.53)
2017	13,081	9.41	10.16	127,272	3.08	0.25	1.45	(0.42)	0.89
2016	13,462	9.45	10.07	130,934	3.98	0.25	1.45	(0.53)	0.70
MFS® VIT Utilities
2020	767,473	12.33	20.52	15,127,555	0.02	0.25	1.45	0.98	2.25
2019	825,007	12.21	20.17	16,145,843	4.14	0.25	1.45	19.35	20.75
2018	827,991	10.23	16.78	13,318,249	1.02	0.25	1.45	(3.58)	(2.43)
2017	921,501	10.61	17.28	15,502,238	4.11	0.25	1.45	9.49	10.84
2016	1,163,722	9.69	15.67	17,534,672	4.63	0.25	1.45	6.37	7.69
Morgan Stanley VIF Emerging Markets Debt
2020	16,796	9.57	9.92	160,864	0.04	0.25	1.45	0.92	2.21
2019	16,926	9.38	9.83	158,869	8.36	0.25	1.45	9.22	10.45
2018	20,108	8.50	9.00	171,098	5.70	0.25	1.45	(11.07)	(10.03)
2017	20,921	9.47	10.12	198,217	5.90	0.25	1.45	4.76	6.10
2016	8,063	8.95	9.66	72,608	7.80	0.25	1.45	5.81	7.13

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Morgan Stanley VIF Emerging Markets Equity
2020	1,037,848	7.76	10.65	8,950,437	0.01	0.25	1.45	9.28	10.71
2019	1,094,953	7.09	9.62	9,074,201	1.02	0.25	1.45	14.41	15.76
2018	1,451,353	6.19	8.31	10,474,677	0.40	0.25	1.45	(21.17)	(20.17)
2017	1,282,526	7.84	10.41	11,630,213	0.89	0.25	1.45	29.16	30.61
2016	1,632,252	6.07	8.04	10,836,160	0.50	0.25	1.45	1.90	3.24
Morningstar Aggressive Growth ETF Asset Allocation Portfolio
2020	162,110	12.53	15.18	2,034,802	0.02	0.25	1.45	5.13	6.38
2019	138,904	11.83	14.27	1,707,455	1.62	0.25	1.45	16.83	18.33
2018	128,590	10.05	12.06	1,346,149	1.60	0.25	1.45	(13.26)	(12.29)
2017	96,932	11.51	13.75	1,173,196	2.04	0.25	1.45	14.51	16.03
2016	12,455	9.98	11.85	126,566	1.21	0.25	1.45	6.44	7.63
Morningstar Balanced ETF Asset Allocation Portfolio
2020	1,183,274	11.26	12.99	13,456,005	0.03	0.25	1.45	4.26	5.61
2019	523,466	10.80	12.30	5,672,536	2.20	0.25	1.45	11.23	12.53
2018	452,811	9.66	10.93	4,389,814	2.01	0.25	1.45	(10.34)	(9.22)
2017	415,838	10.70	12.04	4,469,292	1.81	0.25	1.45	8.41	9.75
2016	333,572	9.80	10.97	3,289,668	1.50	0.25	1.45	3.74	4.98
Morningstar Conservative ETF Asset Allocation Portfolio
2020	297,627	9.36	10.17	2,912,216	0.02	0.25	1.45	1.85	3.04
2019	238,445	9.19	9.87	2,274,187	2.20	0.25	1.45	4.67	6.02
2018	200,364	8.78	9.31	1,810,263	2.17	0.25	1.45	(6.60)	(5.48)
2017	164,194	9.40	9.85	1,578,270	1.87	0.25	1.45	1.51	2.82
2016	146,580	9.26	9.58	1,378,149	1.27	0.25	1.45	0.11	1.27
Morningstar Growth ETF Asset Allocation Portfolio
2020	850,133	12.11	14.43	10,310,746	0.02	0.25	1.45	5.18	6.49
2019	636,242	11.43	13.55	7,287,936	1.81	0.25	1.45	14.54	15.91
2018	650,623	9.91	11.69	6,462,930	1.99	0.25	1.45	(12.01)	(10.97)
2017	423,111	11.19	13.13	4,754,160	1.79	0.25	1.45	12.10	13.48
2016	205,409	9.91	11.57	2,062,501	1.93	0.25	1.45	4.91	6.24

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Morningstar Income and Growth ETF Asset Allocation Portfolio
2020	192,757	10.33	11.57	2,054,801	0.02	0.25	1.45	3.61	4.90
2019	121,864	9.97	11.03	1,248,386	1.99	0.25	1.45	8.02	9.32
2018	135,631	9.23	10.09	1,278,790	3.10	0.25	1.45	(8.43)	(7.35)
2017	49,602	10.08	10.89	504,978	1.41	0.25	1.45	5.11	6.45
2016	73,363	9.58	10.23	705,007	2.21	0.25	1.45	1.80	3.02
Neuberger Berman AMT Sustainable Equity I
2020	370,621	12.14	20.00	4,541,207	0.01	0.25	1.45	14.31	15.74
2019	475,001	10.62	17.28	5,070,295	2.80	0.25	1.45	6.20	7.14
2018	748,738	11.64	13.73	10,049,003	0.55	0.25	1.45	(11.62)	(4.20)
2017	938,707	12.35	15.35	13,485,948	0.51	0.25	1.45	8.47	21.44
2016	1,057,180	10.98	13.11	13,760,440	0.55	0.25	1.45	3.98	23.37
Neuberger Berman AMT Sustainable Equity S
2020	212,863	27.17	29.70	6,312,264	0.00	0.75	1.35	14.16	14.89
2019	250,063	23.80	25.85	6,458,231	0.29	0.75	1.35	20.26	20.96
2018	273,134	11.70	21.37	5,813,469	0.17	0.25	1.45	(10.07)	(8.92)
2017	446,557	13.01	23.59	10,497,983	0.34	0.25	1.45	12.93	14.31
2016	486,307	11.52	20.74	10,063,066	0.54	0.25	1.45	4.92	6.15
Neuberger Berman Core Bond
2020	206,456	9.79	10.81	2,211,494	0.03	0.90	1.25	4.59	4.85
2019	333,795	9.36	10.31	3,382,897	3.22	0.90	1.25	4.46	4.88
2018	485,831	8.96	9.83	4,691,013	2.57	0.90	1.25	(5.68)	(5.30)
2017	559,206	9.50	10.38	5,708,572	2.35	0.90	1.25	(0.94)	(0.57)
2016	732,851	9.59	10.44	7,564,381	2.42	0.90	1.25	(1.74)	(1.42)
Neuberger Berman Large Cap Value
2020	57,260	13.57	14.26	816,250	0.01	0.90	1.25	9.35	9.69
2019	70,964	12.41	13.00	922,103	1.50	0.90	1.25	18.42	18.83
2018	70,797	10.48	10.94	775,106	1.30	0.90	1.25	(5.42)	(5.12)
2017	75,033	11.08	11.53	865,390	0.94	0.90	1.25	8.31	8.67
2016	75,672	10.23	10.61	802,915	1.34	0.90	1.25	22.51	22.94

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Neuberger Berman Sustainable Equity
2020	70,096	18.01	18.97	1,325,589	0.00	0.90	1.25	14.28	14.62
2019	63,329	15.76	16.55	1,046,490	0.50	0.90	1.25	20.40	20.89
2018	63,940	13.09	13.69	874,536	0.27	0.90	1.25	(9.91)	(9.58)
2017	62,696	14.53	15.14	948,421	0.46	0.90	1.25	13.43	13.83
2016	70,780	12.81	13.30	940,537	1.02	0.90	1.25	5.35	5.64
North Square Oak Ridge Small Cap Growth
2020	2,743	18.32	18.32	50,295	-	0.90	0.90	24.88	24.88
2019	5,734	14.67	14.67	84,111	-	0.90	0.90	17.74	17.74
2018	5,201	12.46	12.46	64,796	-	0.90	0.90	(10.17)	(10.17)
2017	4,643	13.87	13.87	64,409	-	0.90	0.90	14.34	14.34
2016	2,947	12.13	12.13	35,726	-	0.90	0.90	(1.70)	(1.70)
Northern Global Tactical Asset Allocation
2020	9,699	13.10	13.10	127,078	0.02	0.90	0.90	2.42	2.42
2019	8,720	12.79	12.79	111,585	2.01	0.90	0.90	13.09	13.09
2018	10,363	11.31	11.31	117,233	3.06	0.90	0.90	(11.43)	(11.43)
2017	11,147	12.77	12.77	142,376	2.44	0.90	0.90	9.80	9.80
2016	12,078	11.63	11.63	140,481	2.86	0.90	0.90	4.96	4.96
Northern Large Cap Core
2020	9,588	19.71	19.71	188,969	0.01	0.90	0.90	7.59	7.59
2019	8,644	18.32	18.32	158,360	1.82	0.90	0.90	20.84	20.84
2018	9,091	15.16	15.16	137,818	2.45	0.90	0.90	(9.49)	(9.49)
2017	5,682	16.75	16.75	95,200	1.54	0.90	0.90	15.68	15.68
2016	7,230	14.48	14.48	104,679	1.76	0.90	0.90	7.02	7.02
Northern Large Cap Value
2020	11,351	16.67	16.67	188,922	0.01	0.90	0.90	(2.57)	(2.57)
2019	25,085	17.11	17.11	428,979	2.93	0.90	0.90	21.09	21.09
2018	10,435	14.13	14.13	147,236	1.60	0.90	0.90	(12.02)	(12.02)
2017	9,915	16.06	16.06	158,995	2.33	0.90	0.90	8.29	8.29
2016	10,321	14.83	14.83	152,930	1.40	0.90	0.90	12.43	12.43

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

PGIM Jennison 20/20 Focus
2020	186,309	19.93	20.95	3,901,306	0.00	0.90	1.25	24.87	25.30
2019	219,151	15.96	16.72	3,662,835	0.25	0.90	1.25	23.24	23.67
2018	234,735	12.95	13.52	3,172,951	0.34	0.90	1.25	(9.12)	(8.77)
2017	242,293	14.25	14.82	3,590,191	-	0.90	1.25	21.28	21.77
2016	240,533	11.75	12.17	2,927,467	-	0.90	1.25	(1.09)	(0.81)
PGIM Jennison Mid-Cap Growth
2020	9,351	22.04	22.04	206,074	-	0.90	0.90	36.72	36.72
2019	7,536	16.12	16.12	121,439	-	0.90	0.90	31.91	31.91
2018	7,486	12.22	12.22	91,434	-	0.90	0.90	(11.96)	(11.96)
2017	8,101	13.88	13.88	112,410	-	0.90	0.90	17.53	17.53
2016	7,230	11.81	11.81	85,307	-	0.90	0.90	(0.08)	(0.08)
PGIM Jennison Natural Resources
2020	2,682	5.41	5.41	14,521	0.01	0.90	0.90	6.71	6.71
2019	2,452	5.07	5.07	12,418	1.73	0.90	0.90	12.17	12.17
2018	2,778	4.52	4.52	12,560	1.24	0.90	0.90	(30.67)	(30.67)
2017	2,905	6.52	6.52	18,928	-	0.90	0.90	1.09	1.09
2016	1,863	6.45	6.45	12,029	1.45	0.90	0.90	29.00	29.00
PGIM Jennison Small Company
2020	34,865	18.73	19.69	685,989	-	0.90	1.25	21.78	22.22
2019	37,406	15.38	16.11	602,154	-	0.90	1.25	22.94	23.45
2018	40,348	12.51	13.05	526,373	0.21	0.90	1.25	(17.04)	(16.77)
2017	42,878	15.08	15.68	672,047	0.04	0.90	1.25	14.50	14.87
2016	47,929	13.17	13.65	653,869	0.52	0.90	1.25	8.48	8.85

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

PGIM QMA Small-Cap Value (d)
2020	21,545	10.13	10.65	227,981	0.01	0.90	1.25	(7.49)	(7.15)
2019	28,776	10.95	11.47	328,358	2.93	0.90	1.25	13.59	14.02
2018	28,712	9.64	10.06	287,396	1.26	0.90	1.25	(22.51)	(22.26)
2017	37,958	12.44	12.94	488,290	1.26	0.90	1.25	1.63	1.97
2016	46,588	12.24	12.69	588,580	0.48	0.90	1.25	28.03	28.44
PIMCO All Asset
2020	26,589	10.73	10.73	284,413	0.03	0.90	0.90	3.57	3.57
2019	34,297	10.36	10.36	354,523	2.66	0.90	0.90	7.25	7.25
2018	37,156	9.66	9.66	358,429	4.52	0.90	0.90	(9.30)	(9.30)
2017	35,661	10.65	10.65	379,162	3.18	0.90	0.90	8.78	8.78
2016	55,087	9.79	9.79	538,739	2.87	0.90	0.90	8.30	8.30
PIMCO CommodityRealReturn Strategy
2020	20,628	4.13	4.13	85,051	0.01	0.90	0.90	(3.50)	(3.50)
2019	19,370	4.28	4.28	82,717	3.85	0.90	0.90	7.54	7.54
2018	16,977	3.98	3.98	67,450	4.82	0.90	0.90	(17.60)	(17.60)
2017	17,863	4.83	4.83	86,165	7.50	0.90	0.90	(1.63)	(1.63)
2016	22,454	4.91	4.91	110,052	0.64	0.90	0.90	9.84	9.84
PIMCO Emerging Markets Bond
2020	1,546	10.37	10.37	16,005	0.04	0.90	0.90	2.07	2.07
2019	1,490	10.16	10.16	15,117	3.56	0.90	0.90	10.08	10.08
2018	867	9.23	9.23	7,985	3.88	0.90	0.90	(8.16)	(8.16)
2017	1,513	10.05	10.05	15,189	5.33	0.90	0.90	5.90	5.90
2016	886	9.49	9.49	8,381	5.49	0.90	0.90	10.09	10.09
PIMCO High Yield
2020	106,703	12.99	17.04	1,739,637	0.04	0.90	1.25	0.62	1.00
2019	101,573	12.91	16.91	1,636,893	5.10	0.90	1.25	9.69	10.14
2018	127,545	11.77	15.39	1,866,560	5.13	0.90	1.25	(6.88)	(6.59)
2017	137,254	12.64	16.50	2,152,300	4.77	0.90	1.25	2.27	2.56
2016	158,511	12.36	16.12	2,423,175	5.44	0.90	1.25	7.57	8.01

(d) Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

PIMCO International Bond (U.S. Dollar-Hedged)
2020	443,302	11.34	11.91	5,276,762	0.02	0.90	1.25	1.07	1.36
2019	464,576	11.22	11.75	5,450,083	5.60	0.90	1.25	2.28	2.62
2018	453,461	10.97	11.45	5,189,182	2.14	0.90	1.25	(2.32)	(1.97)
2017	369,784	11.23	11.68	4,314,223	0.82	0.90	1.25	(1.49)	(1.10)
2016	277,128	11.40	11.81	3,266,931	0.76	0.90	1.25	1.97	2.25
PIMCO Low Duration
2020	3,770	8.01	8.01	30,229	0.01	0.90	0.90	(1.23)	(1.23)
2019	4,061	8.11	8.11	32,924	3.15	0.90	0.90	(0.12)	(0.12)
2018	5,223	8.12	8.12	42,393	1.57	0.90	0.90	(3.91)	(3.91)
2017	4,991	8.45	8.45	42,163	1.53	0.90	0.90	(2.54)	(2.54)
2016	11,973	8.67	8.67	103,863	1.51	0.90	0.90	(2.58)	(2.58)
PIMCO Real Return
2020	89,845	9.90	9.90	889,376	0.02	0.90	0.90	7.03	7.03
2019	100,796	9.25	9.25	931,514	1.31	0.90	0.90	3.70	3.70
2018	105,292	8.92	8.92	938,427	1.99	0.90	0.90	(6.30)	(6.30)
2017	114,967	9.52	9.52	1,094,073	1.95	0.90	0.90	(0.73)	(0.73)
2016	129,977	9.59	9.59	1,245,640	0.44	0.90	0.90	0.42	0.42
PIMCO StocksPLUS® Small Fund
2020	26,772	20.53	20.53	549,943	0.04	0.90	0.90	14.76	14.76
2019	88,649	17.89	17.89	1,586,392	2.61	0.90	0.90	21.37	21.37
2018	75,008	14.74	14.74	1,105,741	2.00	0.90	0.90	(15.92)	(15.92)
2017	86,425	17.53	17.53	1,515,207	3.23	0.90	0.90	12.73	12.73
2016	89,485	15.55	15.55	1,391,679	4.64	0.90	0.90	19.80	19.80
PIMCO Total Return
2020	204,724	10.79	10.79	2,207,748	0.02	0.90	0.90	4.15	4.15
2019	226,602	10.36	10.36	2,347,695	3.20	0.90	0.90	3.50	3.50
2018	251,176	10.01	10.01	2,513,995	2.59	0.90	0.90	(4.67)	(4.67)
2017	230,874	10.50	10.50	2,424,476	2.04	0.90	0.90	0.48	0.48
2016	228,036	10.45	10.45	2,383,562	2.42	0.90	0.90	(1.97)	(1.97)

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

PIMCO VIT All Asset Administrative
2020	401,133	12.55	13.97	5,584,370	0.05	0.75	1.35	3.38	4.02
2019	447,756	12.14	13.43	5,994,323	2.92	0.75	1.35	7.15	7.78
2018	534,699	11.33	12.46	6,644,048	3.17	0.75	1.35	(9.43)	(8.92)
2017	606,291	12.51	13.68	8,270,983	4.66	0.75	1.35	8.69	9.35
2016	708,089	11.51	12.51	8,832,698	2.58	0.75	1.35	8.08	8.78
PIMCO VIT All Asset Advisor
2020	40,753	9.77	10.96	434,795	0.04	0.25	1.45	3.28	4.38
2019	32,905	9.46	10.50	333,049	3.39	0.25	1.45	6.89	8.25
2018	19,474	8.85	9.70	177,697	3.03	0.25	1.45	(9.60)	(8.49)
2017	24,922	9.79	11.97	249,960	4.46	0.25	1.45	8.42	11.97
2016	27,206	9.03	9.66	252,678	2.87	0.25	1.45	8.01	9.28
PIMCO VIT CommodityRealReturn Strategy Administrative
2020	711,809	3.73	4.22	2,987,436	0.07	0.75	1.35	(3.12)	(2.54)
2019	640,609	3.85	4.33	2,755,722	3.25	0.75	1.35	6.65	7.44
2018	1,369,364	3.61	4.03	5,238,282	2.67	0.75	1.35	(17.77)	(17.25)
2017	854,313	4.39	4.87	4,143,513	8.00	0.75	1.35	(2.23)	(1.62)
2016	1,666,410	4.49	4.95	7,924,344	0.98	0.75	1.35	10.32	10.74
PIMCO VIT CommodityRealReturn Strategy Advisor
2020	14,963	3.78	4.77	56,449	0.04	0.25	1.45	(3.25)	(2.04)
2019	15,974	3.86	4.93	61,553	3.18	0.25	1.45	6.48	7.97
2018	6,483	3.59	4.63	23,176	2.54	0.25	1.45	(17.91)	(17.08)
2017	6,604	4.33	11.39	28,493	10.24	0.25	1.45	(2.42)	0.80
2016	5,233	4.39	5.78	22,895	0.91	0.25	1.45	9.89	11.28
PIMCO VIT Emerging Markets Bond
2020	230,774	10.33	12.72	2,878,760	0.05	0.25	1.45	1.97	3.20
2019	270,091	10.13	12.39	3,272,587	4.02	0.25	1.45	9.63	10.92
2018	483,588	9.24	11.22	5,305,528	4.20	0.25	1.45	(8.97)	(7.86)
2017	469,364	10.15	12.24	5,631,169	5.19	0.25	1.45	4.96	6.29
2016	753,360	9.67	11.58	8,598,007	6.17	0.25	1.45	8.29	9.56

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)
2020	5,199	8.81	12.08	61,364	0.02	0.25	1.45	5.26	6.53
2019	5,074	8.37	11.34	56,300	2.36	0.25	1.45	1.33	2.62
2018	4,932	8.26	11.05	53,438	5.17	0.25	1.45	(8.43)	(7.38)
2017	8,485	9.02	11.93	99,372	2.87	0.25	1.45	3.80	5.11
2016	1,237	8.69	11.35	13,816	4.64	0.25	1.45	(0.57)	0.53
PIMCO VIT Global Managed Asset Allocation
2020	9,485	11.60	12.57	116,361	0.03	0.25	1.45	11.65	12.94
2019	1,630	10.39	11.13	16,938	0.48	0.25	1.45	11.84	13.22
2018	-	9.29	9.83	-	-	0.25	1.45	(9.72)	(8.64)
2017	-	10.29	10.76	-	-	0.25	1.45	9.00	10.36
2016	-	9.44	9.75	-	-	0.25	1.45	(0.63)	0.62
PIMCO VIT High Yield
2020	9,741	10.60	19.10	162,140	0.02	0.25	1.45	1.05	2.25
2019	133,897	10.49	18.68	1,912,690	4.97	0.25	1.45	9.61	10.93
2018	34,422	9.57	16.84	417,210	4.64	0.25	1.45	(7.00)	(5.82)
2017	29,613	10.29	17.88	440,466	6.17	0.25	1.45	1.88	3.05
2016	191,468	10.10	17.35	2,095,843	11.14	0.25	1.45	7.45	8.78
PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)
2020	600,916	11.69	12.50	7,406,108	0.06	0.75	1.35	1.04	1.63
2019	629,161	11.57	12.30	7,731,018	1.86	0.75	1.35	2.39	3.10
2018	830,987	11.30	11.93	9,878,006	1.42	0.75	1.35	(2.25)	(1.65)
2017	805,890	11.56	12.13	9,768,853	4.37	0.75	1.35	(1.62)	(1.06)
2016	965,371	11.75	12.26	11,787,884	1.33	0.75	1.35	2.00	2.59
PIMCO VIT International Bond Portfolio (Unhedged)
2020	25,126	8.79	9.23	227,660	0.05	0.25	1.45	5.90	7.08
2019	24,266	8.30	8.62	205,480	0.86	0.25	1.45	2.22	3.48
2018	5,324	8.12	8.33	43,723	5.59	0.25	1.45	(8.25)	(7.13)
2017	7,760	8.85	8.97	68,728	1.97	0.25	1.45	5.86	7.17
2016	4,026	8.27	8.37	33,342	1.86	0.25	1.45	(1.65)	(0.36)

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

PIMCO VIT Low Duration Administrative (d)
2020	3,705,883	7.60	9.67	30,744,495	0.01	0.25	1.40	(1.44)	(0.31)
2019	3,160,496	7.71	9.70	26,421,783	2.77	0.25	1.40	(0.48)	0.73
2018	3,662,980	7.74	9.63	30,621,962	1.89	0.25	1.40	(4.02)	(2.92)
2017	3,826,748	8.06	9.92	33,144,660	1.34	0.25	1.40	(3.01)	(1.88)
2016	4,302,353	8.31	10.11	38,289,628	1.52	0.25	1.40	(2.92)	(1.84)
PIMCO VIT Low Duration Advisor
2020	95,450	8.05	8.53	800,165	0.01	0.25	1.45	(1.59)	(0.35)
2019	106,010	8.18	8.56	892,132	2.37	0.25	1.45	(0.61)	0.59
2018	173,346	8.23	8.51	1,449,761	1.32	0.25	1.45	(4.08)	(2.96)
2017	235,105	8.58	8.77	2,029,143	1.16	0.25	1.45	(3.16)	(2.01)
2016	86,070	8.85	8.95	762,359	1.69	0.25	1.45	(3.17)	(1.86)
PIMCO VIT Real Return Administrative (d)
2020	1,892,947	10.30	12.03	21,279,025	0.01	0.25	1.40	6.96	8.09
2019	2,138,306	9.63	11.13	22,383,387	1.68	0.25	1.40	3.74	5.00
2018	2,561,635	9.28	10.60	25,676,192	2.64	0.25	1.40	(6.45)	(5.36)
2017	2,775,539	9.92	11.20	29,577,046	2.32	0.25	1.40	(0.80)	0.36
2016	3,506,689	10.00	11.16	37,371,297	2.29	0.25	1.40	0.60	1.82
PIMCO VIT Real Return Advisor
2020	28,794	9.05	10.08	278,041	0.01	0.25	1.45	6.72	8.04
2019	55,355	8.48	9.33	506,777	1.34	0.25	1.45	3.67	4.83
2018	80,066	8.18	8.90	700,508	2.56	0.25	1.45	(6.62)	(5.42)
2017	80,582	8.76	10.21	746,952	2.40	0.25	1.45	(0.90)	2.30
2016	61,588	8.84	9.38	570,559	1.99	0.25	1.45	0.45	1.74

(d) Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

PIMCO VIT Short-Term
2020	45,546	8.14	8.76	389,604	0.01	0.25	1.45	(2.40)	(1.13)
2019	151,650	8.34	8.86	1,322,300	2.00	0.25	1.45	(1.77)	(0.56)
2018	91,187	8.49	8.91	802,561	2.05	0.25	1.45	(2.97)	(1.87)
2017	137,470	8.75	9.08	1,235,245	1.65	0.25	1.45	(2.13)	(0.98)
2016	146,987	8.94	9.17	1,336,186	0.57	0.25	1.45	(2.30)	(0.97)
PIMCO VIT Total Return Administrative
2020	1,324,739	10.84	10.84	14,391,974	0.02	1.40	1.40	4.03	4.03
2019	1,339,766	10.42	12.49	13,997,936	3.03	0.25	1.40	3.68	4.87
2018	1,527,795	10.05	11.91	15,389,858	2.50	0.25	1.40	(4.83)	(3.72)
2017	1,691,503	10.56	12.37	17,898,060	2.00	0.25	1.40	0.38	1.56
2016	1,772,489	10.52	12.18	18,678,574	2.16	0.25	1.40	(1.77)	(0.57)
PIMCO VIT Total Return Advisor
2020	1,140,056	9.46	10.50	11,464,816	0.02	0.25	1.45	3.73	5.11
2019	863,420	9.12	9.99	8,315,061	2.58	0.25	1.45	3.52	4.72
2018	897,248	8.81	9.54	8,274,688	2.20	0.25	1.45	(4.96)	(3.83)
2017	868,650	9.27	9.92	8,375,823	1.76	0.25	1.45	0.22	1.54
2016	570,492	9.25	9.77	5,439,769	2.49	0.25	1.45	(1.80)	(0.71)
Pioneer Bond VCT
2020	15,039	9.69	10.35	153,189	0.01	0.25	1.45	3.64	4.97
2019	219,708	9.35	9.86	2,073,250	3.24	0.25	1.45	4.12	5.34
2018	108,321	8.98	9.36	986,106	2.33	0.25	1.45	(5.27)	(4.10)
2017	55,391	9.48	9.76	535,425	2.58	0.25	1.45	(0.84)	0.31
2016	47,761	9.56	9.73	460,935	2.66	0.25	1.45	(0.62)	0.52
Pioneer Equity Income VCT
2020	7,900	13.75	17.84	134,180	0.02	0.25	1.45	(4.65)	(3.46)
2019	9,677	14.42	18.48	171,872	2.54	0.25	1.45	19.77	21.26
2018	8,297	12.04	15.24	121,520	2.25	0.25	1.45	(12.75)	(11.70)
2017	11,900	13.80	17.26	194,518	1.29	0.25	1.45	10.14	11.50
2016	14,017	12.53	15.48	210,777	1.56	0.25	1.45	14.32	15.70

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Pioneer High Yield VCT
2020	-	9.76	11.27	-	0.01	0.25	1.45	(2.50)	(1.31)
2019	10,830	10.01	11.42	118,517	5.20	0.25	1.45	9.40	10.66
2018	-	9.15	10.32	-	4.02	0.25	1.45	(8.22)	(7.03)
2017	10,653	9.97	11.10	116,837	10.12	0.25	1.45	2.36	3.54
2016	1,441	9.74	10.72	13,978	-	0.25	1.45	8.83	10.17
Pioneer Real Estate Shares VCT
2020	1,758	10.82	12.90	20,072	0.01	0.25	1.45	(11.60)	(10.60)
2019	3,702	12.24	14.43	50,362	1.84	0.25	1.45	22.28	23.86
2018	1,679	10.01	11.65	17,654	2.51	0.25	1.45	(11.57)	(10.52)
2017	1,551	11.32	13.02	18,472	2.44	0.25	1.45	(1.22)	(1.22)
2016	1,138	11.46	13.02	13,911	0.80	0.25	1.45	1.24	2.44
Pioneer Strategic Income
2020	5,783	10.42	10.42	60,180	0.03	0.90	0.90	3.27	3.27
2019	7,490	10.09	10.09	75,480	3.07	0.90	0.90	5.99	5.99
2018	8,144	9.52	9.52	77,455	2.95	0.90	0.90	(5.65)	(5.65)
2017	9,826	10.09	10.09	99,098	3.50	0.90	0.90	1.20	1.20
2016	10,229	9.97	9.97	101,970	3.73	0.90	0.90	3.42	3.42
Pioneer Strategic Income VCT
2020	8,232	9.61	10.30	81,652	0.01	0.25	1.45	2.78	3.94
2019	121,371	9.35	9.91	1,136,819	3.77	0.25	1.45	4.70	5.99
2018	30,988	8.93	9.35	277,640	2.21	0.25	1.45	(6.20)	(5.08)
2017	13,638	9.52	9.85	131,690	3.34	0.25	1.45	0.11	1.34
2016	13,740	9.51	9.72	131,626	3.24	0.25	1.45	2.70	3.96
Power Income VIT
2020	7,394	7.34	8.12	59,160	0.01	0.25	1.45	(10.16)	(8.97)
2019	22,572	8.17	8.92	198,541	1.82	0.25	1.45	3.03	4.33
2018	38,098	7.93	8.55	321,943	2.09	0.25	1.45	(7.58)	(6.46)
2017	41,709	8.58	9.14	374,008	1.01	0.25	1.45	(2.28)	(1.08)
2016	29,660	8.78	9.24	267,720	-	0.25	1.45	(0.23)	0.98

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Probabilities Fund
2020	354,188	8.74	9.78	3,337,015	-	0.25	1.45	(12.42)	(11.33)
2019	215,693	9.98	11.03	2,275,934	-	0.25	1.45	27.62	29.16
2018	219,082	7.82	8.54	1,800,432	-	0.25	1.45	(19.21)	(18.20)
2017	341,426	9.68	10.44	3,405,872	-	0.25	1.45	10.38	11.66
2016	396,385	8.77	9.35	3,560,029	-	0.25	1.45	(2.34)	(1.16)
Putnam VT Diversified Income
2020	29,458	9.02	10.04	286,982	0.06	0.25	1.45	(5.15)	(4.11)
2019	48,910	9.51	10.47	481,691	3.98	0.25	1.45	6.38	7.72
2018	31,889	8.94	9.72	303,542	3.21	0.25	1.45	(5.40)	(4.14)
2017	15,223	9.45	10.14	151,681	5.38	0.25	1.45	2.49	3.68
2016	15,957	9.22	9.78	153,790	6.73	0.25	1.45	0.88	2.09
Putnam VT Equity Income
2020	52,318	14.59	19.33	917,255	0.01	0.25	1.45	1.18	2.38
2019	46,574	14.42	18.88	811,385	1.81	0.25	1.45	24.74	26.20
2018	44,725	11.56	14.96	618,745	0.65	0.25	1.45	(12.49)	(11.43)
2017	47,216	13.21	16.89	739,179	1.60	0.25	1.45	13.59	14.98
2016	46,820	11.63	14.69	651,004	1.63	0.25	1.45	8.69	10.04
Putnam VT Global Asset Allocation
2020	1,088	12.77	15.35	13,865	0.02	0.25	1.45	7.40	8.71
2019	1,056	11.89	14.12	12,526	1.45	0.25	1.45	12.06	13.41
2018	1,025	10.61	12.45	10,851	1.87	0.25	1.45	(11.36)	(10.24)
2017	994	11.97	13.87	11,873	2.64	0.25	1.45	10.32	11.58
2016	7,324	10.85	12.43	79,437	1.01	0.25	1.45	2.07	3.33
Putnam VT Growth Opportunities
2020	13,076	25.95	33.39	430,043	-	0.25	1.45	32.67	34.26
2019	-	19.56	24.87	-	0.38	0.25	1.45	30.75	32.36
2018	5,092	14.96	18.79	94,516	-	0.25	1.45	(2.09)	(0.90)
2017	-	15.28	18.96	-	-	0.25	1.45	25.25	26.74
2016	-	12.20	14.96	-	-	0.25	1.45	1.84	3.10

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Putnam VT High Yield
2020	68,468	10.27	11.41	728,150	0.05	0.25	1.45	0.59	1.88
2019	71,425	10.21	11.20	751,680	6.17	0.25	1.45	9.43	10.78
2018	78,129	9.33	10.11	747,295	4.33	0.25	1.45	(8.26)	(7.16)
2017	128,095	10.17	10.89	1,346,514	0.17	0.25	1.45	2.31	3.52
2016	4,826	9.94	10.52	50,186	1.74	0.25	1.45	10.44	11.91
Putnam VT Income
2020	196,610	9.85	10.51	1,976,277	0.08	0.25	1.45	1.13	2.34
2019	32,366	9.74	10.27	316,847	4.26	0.25	1.45	7.03	8.33
2018	2,683	9.10	9.48	25,130	2.91	0.25	1.45	(4.21)	(2.97)
2017	2,469	9.50	9.77	23,886	3.55	0.25	1.45	1.06	2.20
2016	1,688	9.40	9.56	16,007	8.08	0.25	1.45	(2.49)	(1.24)
Putnam VT Multi-Asset Absolute Return
2020	55,095	7.29	8.10	422,539	-	0.25	1.45	(11.42)	(10.40)
2019	68,689	8.23	9.04	582,258	-	0.25	1.45	1.23	2.49
2018	73,160	8.13	8.82	607,793	0.37	0.25	1.45	(11.82)	(10.73)
2017	90,014	9.22	9.88	849,152	-	0.25	1.45	2.22	3.56
2016	123,858	9.02	9.54	1,142,500	3.24	0.25	1.45	(3.63)	(2.55)
Putnam VT Multi-Cap Core
2020	-	17.64	23.19	-	-	0.25	1.45	12.21	13.51
2019	8,344	15.72	20.43	168,051	1.07	0.25	1.45	25.86	27.45
2018	7,764	12.49	16.03	122,967	1.15	0.25	1.45	(11.67)	(10.60)
2017	7,561	13.57	17.93	134,206	1.13	0.25	1.45	17.54	21.27
2016	8,747	12.03	15.08	126,762	1.23	0.25	1.45	7.12	8.49
Putnam VT Small Cap Growth
2020	1,802	17.34	22.78	31,252	-	0.25	1.45	41.90	43.63
2019	1,755	12.22	15.86	21,438	-	0.25	1.45	31.54	33.05
2018	1,709	9.29	11.92	15,881	-	0.25	1.45	(17.64)	(16.59)
2017	1,664	11.28	14.29	18,770	0.94	0.25	1.45	3.20	4.46
2016	-	10.93	13.68	-	-	0.25	1.45	10.52	11.86

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Putnam VT Small Cap Value
2020	15,121	11.02	11.02	166,978	0.01	0.75	0.75	0.09	0.09
2019	14,106	11.01	11.01	155,600	0.32	0.75	0.75	19.67	19.67
2018	37,155	9.20	9.20	342,060	0.34	0.75	0.75	(22.88)	(22.88)
2017	23,614	11.93	13.62	282,085	0.58	0.75	1.25	3.92	6.49
2016	17,262	11.48	11.48	198,321	1.43	0.75	0.75	22.78	22.78
Redwood Managed Volatility
2020	45,206	10.98	11.68	512,436	0.02	0.25	1.45	5.48	6.76
2019	115,508	10.41	10.94	1,213,829	0.74	0.25	1.45	4.00	5.19
2018	284,065	10.01	10.40	2,853,427	7.53	0.25	1.45	(7.14)	(5.97)
2017	707,585	10.78	11.06	7,635,448	6.15	0.25	1.45	2.76	4.05
2016	1,184,775	10.49	10.63	12,427,718	1.93	0.25	1.45	7.15	8.47
Royce Micro-Cap
2020	319,251	10.45	12.60	3,996,511	-	0.75	1.35	18.48	19.21
2019	394,530	8.82	10.57	4,148,364	-	0.75	1.35	14.40	15.14
2018	518,643	7.71	9.18	4,645,697	-	0.75	1.35	(12.88)	(12.40)
2017	949,281	8.85	10.48	9,247,207	0.80	0.75	1.35	0.68	1.35
2016	593,899	8.79	10.34	6,135,125	0.63	0.75	1.35	14.60	15.27
Royce Opportunity
2020	178,959	16.69	17.55	3,141,719	-	0.90	1.25	20.94	21.45
2019	173,507	13.80	14.45	2,506,615	-	0.90	1.25	22.45	22.87
2018	149,633	11.27	11.76	1,757,371	-	0.90	1.25	(23.44)	(23.19)
2017	161,565	14.72	15.31	2,470,383	-	0.90	1.25	16.36	16.78
2016	176,763	12.65	13.11	2,314,818	-	0.90	1.25	24.26	24.62
Royce Small-Cap Value
2020	99,200	10.10	10.61	1,052,100	0.02	0.90	1.25	(10.38)	(10.08)
2019	107,549	11.27	11.80	1,268,488	0.56	0.90	1.25	13.27	13.68
2018	133,833	9.95	10.38	1,388,227	0.16	0.90	1.25	(11.00)	(10.75)
2017	142,960	11.18	11.63	1,661,315	0.27	0.90	1.25	0.90	1.22
2016	137,194	11.08	11.49	1,574,710	0.56	0.90	1.25	16.02	16.41

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Rydex VIF Banking
2020	98,518	4.86	10.51	555,206	0.01	0.25	1.45	(12.49)	(11.48)
2019	224,158	5.49	12.01	1,390,148	0.94	0.25	1.45	22.80	24.23
2018	229,450	4.43	9.78	1,178,828	0.71	0.25	1.45	(22.75)	(21.72)
2017	247,297	5.67	12.66	1,643,104	0.21	0.25	1.45	7.65	8.82
2016	403,850	5.22	11.76	2,586,765	0.53	0.25	1.45	21.61	23.38
Rydex VIF Basic Materials
2020	165,051	12.32	15.30	2,412,402	0.01	0.25	1.45	14.50	15.88
2019	131,322	10.76	13.34	1,671,521	-	0.25	1.45	16.20	17.52
2018	163,068	9.26	11.47	1,796,682	0.40	0.25	1.45	(21.06)	(20.08)
2017	332,869	11.73	14.51	4,592,374	0.46	0.25	1.45	16.14	17.53
2016	365,647	10.00	12.47	4,368,242	-	0.25	1.45	25.15	26.67
Rydex VIF Biotechnology
2020	151,300	16.23	34.59	3,285,750	-	0.25	1.45	16.01	17.41
2019	168,722	13.99	29.46	2,928,424	-	0.25	1.45	19.27	20.69
2018	201,971	11.73	24.41	3,041,286	-	0.25	1.45	(13.43)	(12.32)
2017	258,556	13.55	27.84	4,369,791	-	0.25	1.45	23.86	25.29
2016	258,344	10.94	22.22	3,509,893	-	0.25	1.45	(23.17)	(22.25)
Rydex VIF Commodities Strategy
2020	191,731	1.19	2.67	268,466	0.01	0.25	1.45	(26.04)	(25.40)
2019	133,313	1.60	3.61	216,482	1.09	0.25	1.45	10.06	11.50
2018	300,912	1.45	3.28	460,996	4.81	0.25	1.45	(18.99)	(17.82)
2017	481,836	1.79	4.04	1,018,968	-	0.25	1.45	(0.25)	1.10
2016	657,016	1.79	4.05	1,423,055	-	0.25	1.45	5.74	6.80
Rydex VIF Consumer Products
2020	154,778	12.26	20.80	2,930,833	0.01	0.25	1.45	2.85	4.14
2019	91,124	11.92	20.19	1,735,569	0.96	0.25	1.45	16.98	18.42
2018	111,887	10.19	17.23	1,723,283	0.72	0.25	1.45	(15.92)	(14.91)
2017	126,304	12.12	20.47	2,365,068	1.09	0.25	1.45	6.60	7.90
2016	167,343	11.37	19.17	2,863,303	0.91	0.25	1.45	0.89	2.09

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Rydex VIF Dow 2x Strategy (d)
2020	66,035	24.69	29.14	1,851,810	0.01	0.25	1.45	(2.76)	(1.58)
2019	79,702	25.39	29.93	2,302,938	0.95	0.25	1.45	41.06	42.77
2018	104,161	18.00	21.18	2,122,376	0.17	0.25	1.45	(18.00)	(16.99)
2017	131,685	21.95	25.79	3,249,464	0.06	0.25	1.45	51.59	53.43
2016	143,261	14.48	16.98	2,367,865	-	0.25	1.45	25.04	26.53
Rydex VIF Electronics
2020	77,765	12.18	35.26	1,044,289	-	0.25	1.45	49.15	50.98
2019	102,943	8.15	23.64	939,847	-	0.25	1.45	52.32	54.17
2018	96,754	5.34	15.52	519,422	-	0.25	1.45	(16.51)	(15.47)
2017	159,196	6.39	18.59	1,041,994	-	0.25	1.45	25.35	26.80
2016	257,580	5.09	14.83	1,391,457	-	0.25	1.45	18.93	20.34
Rydex VIF Energy
2020	355,523	2.86	4.08	1,257,531	0.01	0.25	1.45	(37.14)	(36.35)
2019	170,739	4.55	6.48	1,078,416	0.22	0.25	1.45	2.02	3.44
2018	220,407	4.46	6.33	1,354,441	0.68	0.25	1.45	(28.64)	(27.92)
2017	281,537	6.25	8.87	2,415,313	0.56	0.25	1.45	(10.46)	(9.24)
2016	419,569	6.98	9.88	3,985,575	0.80	0.25	1.45	25.77	27.14
Rydex VIF Energy Services
2020	324,399	1.25	1.50	432,705	0.01	0.25	1.45	(40.00)	(39.17)
2019	155,061	2.08	2.47	354,332	-	0.25	1.45	(4.59)	(3.14)
2018	442,518	2.18	2.55	1,073,955	3.73	0.25	1.45	(48.09)	(47.42)
2017	377,070	4.19	4.85	1,762,363	-	0.25	1.45	(22.12)	(21.14)
2016	374,658	5.38	6.15	2,229,336	0.74	0.25	1.45	17.72	19.19

(d) Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Rydex VIF Europe 1.25x Strategy (d)
2020	106,126	5.01	8.66	636,190	0.02	0.25	1.45	(4.20)	(3.01)
2019	115,254	5.17	9.04	719,271	1.15	0.25	1.45	22.83	24.36
2018	128,469	4.17	7.36	632,660	0.31	0.25	1.45	(22.53)	(21.51)
2017	220,988	5.32	9.50	1,414,236	0.94	0.25	1.45	23.06	24.49
2016	190,731	4.28	7.72	1,014,865	1.14	0.25	1.45	(9.71)	(8.58)
Rydex VIF Financial Services
2020	237,357	7.61	12.35	1,879,291	0.00	0.25	1.45	(4.49)	(3.22)
2019	147,829	7.88	12.93	1,329,990	0.78	0.25	1.45	22.56	23.93
2018	150,086	6.37	10.55	1,030,977	0.93	0.25	1.45	(16.14)	(15.10)
2017	239,170	7.51	12.58	1,950,167	0.39	0.25	1.45	10.54	11.95
2016	322,551	6.73	11.38	2,505,052	0.62	0.25	1.45	10.81	12.09
Rydex VIF Government Long Bond 1.2x Strategy (d)
2020	95,188	12.72	17.24	1,362,228	0.00	0.25	1.45	16.70	18.08
2019	66,935	10.90	14.60	879,462	1.27	0.25	1.45	11.68	13.00
2018	79,270	9.76	12.92	928,989	1.41	0.25	1.45	(9.46)	(8.30)
2017	102,772	10.78	14.09	1,328,263	1.16	0.25	1.45	4.86	6.10
2016	240,203	10.28	13.28	2,960,733	1.32	0.25	1.45	(4.73)	(3.56)
Rydex VIF Health Care
2020	230,876	17.12	24.24	4,790,332	-	0.25	1.45	13.45	14.83
2019	199,804	15.09	21.11	3,489,312	-	0.25	1.45	17.25	18.66
2018	302,174	12.87	17.79	4,518,730	-	0.25	1.45	(3.16)	(1.98)
2017	303,520	13.29	18.15	4,726,672	-	0.25	1.45	17.51	18.94
2016	326,930	11.31	15.26	4,351,243	-	0.25	1.45	(13.66)	(12.60)

(d) Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Rydex VIF High Yield Strategy
2020	2,076	10.57	11.24	23,119	0.00	0.25	1.45	(4.77)	(3.68)
2019	304,617	11.10	11.67	3,386,344	2.18	0.25	1.45	8.82	10.20
2018	18,890	10.20	10.59	194,521	1.57	0.25	1.45	(5.20)	(3.99)
2017	186,793	10.76	11.03	2,011,574	0.54	0.25	1.45	2.28	3.37
2016	8,143	10.52	10.67	86,634	6.33	0.25	1.45	6.69	8.11
Rydex VIF Internet
2020	170,773	18.40	35.56	3,191,204	-	0.25	1.45	53.26	55.08
2019	189,172	11.99	22.93	2,320,006	-	0.25	1.45	19.93	21.45
2018	201,737	9.97	18.88	2,076,324	-	0.25	1.45	(7.43)	(6.30)
2017	137,915	10.76	20.15	1,541,358	-	0.25	1.45	28.16	29.67
2016	89,460	8.39	15.54	763,748	-	0.25	1.45	(0.08)	1.11
Rydex VIF Inverse Dow 2x Strategy (d)
2020	1,035,973	0.07	0.65	264,430	0.03	0.25	1.45	(50.00)	(46.15)
2019	952,719	0.13	1.25	126,744	-	0.25	1.45	(38.73)	(36.84)
2018	1,418,568	0.21	2.04	289,726	-	0.25	1.45	(4.55)	(2.56)
2017	679,920	0.22	2.10	154,041	-	0.25	1.45	(41.67)	(40.54)
2016	4,856,361	0.37	3.60	1,958,774	-	0.25	1.45	(32.84)	(31.58)
Rydex VIF Inverse Government Long Bond Strategy (d)
2020	219,575	1.03	3.48	253,104	0.00	0.25	1.45	(24.51)	(23.50)
2019	232,363	1.36	4.61	363,389	-	0.25	1.45	(17.07)	(15.97)
2018	361,018	1.64	5.55	676,145	-	0.25	1.45	(0.89)	0.43
2017	380,801	1.65	5.60	654,922	-	0.25	1.45	(12.77)	(11.90)
2016	452,800	1.89	6.42	892,941	-	0.25	1.45	(7.35)	(5.94)

(d) Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Rydex VIF Inverse Mid-Cap Strategy (d)
2020	15,519	0.54	2.60	8,362	0.01	0.25	1.45	(28.18)	(27.64)
2019	13,896	0.75	3.62	10,424	0.38	0.25	1.45	(23.79)	(22.64)
2018	12,383	0.98	4.75	12,075	-	0.25	1.45	6.03	7.24
2017	29,243	0.92	4.48	27,645	-	0.25	1.45	(17.34)	(16.29)
2016	74,000	1.11	5.42	110,224	-	0.25	1.45	(22.68)	(21.55)
Rydex VIF Inverse NASDAQ-100® Strategy (d)
2020	192,057	0.25	1.26	51,286	0.08	0.25	1.45	(40.85)	(39.73)
2019	142,335	0.42	2.13	63,898	0.74	0.25	1.45	(31.15)	(29.91)
2018	181,691	0.61	3.09	114,538	-	0.25	1.45	(7.58)	(5.41)
2017	334,341	0.66	3.33	302,897	-	0.25	1.45	(27.92)	(26.92)
2016	713,922	0.91	4.62	809,884	-	0.25	1.45	(13.33)	(12.36)
Rydex VIF Inverse Russell 2000® Strategy (d)
2020	154,424	0.46	2.41	69,952	0.02	0.25	1.45	(33.79)	(32.77)
2019	40,626	0.69	3.64	28,102	0.65	0.25	1.45	(24.18)	(23.23)
2018	74,550	0.91	4.79	90,188	-	0.25	1.45	6.21	7.43
2017	255,790	0.85	4.51	218,138	-	0.25	1.45	(17.48)	(15.91)
2016	499,087	1.03	5.45	560,835	-	0.25	1.45	(23.78)	(23.11)
Rydex VIF Inverse S&P 500 Strategy (d)
2020	278,495	0.55	2.28	184,860	0.02	0.25	1.45	(28.30)	(27.21)
2019	251,502	0.76	3.18	204,313	1.33	0.25	1.45	(26.22)	(25.38)
2018	123,788	1.03	4.31	176,961	-	0.25	1.45	(0.96)	0.52
2017	308,754	1.04	4.33	373,675	-	0.25	1.45	(20.99)	(20.00)
2016	678,501	1.31	5.48	1,027,201	-	0.25	1.45	(16.03)	(14.93)

(d) Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Rydex VIF Japan 2x Strategy (d)
2020	30,285	16.16	17.82	490,395	0.01	0.25	1.45	34.29	35.98
2019	47,961	12.01	13.27	577,247	1.28	0.25	1.45	32.97	34.63
2018	47,665	9.02	9.98	431,332	-	0.25	1.45	(26.29)	(25.42)
2017	77,534	12.16	13.54	948,244	-	0.25	1.45	43.74	45.38
2016	109,971	8.38	9.42	933,537	-	0.25	1.45	4.09	5.43
Rydex VIF Leisure
2020	30,030	15.61	18.59	471,072	-	0.25	1.45	15.74	17.14
2019	36,688	13.47	15.87	496,889	0.32	0.25	1.45	23.64	25.16
2018	50,599	10.88	12.68	552,940	0.38	0.25	1.45	(17.23)	(16.25)
2017	55,320	13.12	15.14	727,858	0.37	0.25	1.45	14.87	16.28
2016	50,477	11.41	13.02	576,753	0.27	0.25	1.45	4.80	6.11
Rydex VIF Mid-Cap 1.5x Strategy (d)
2020	39,272	16.72	28.67	1,051,709	0.01	0.25	1.45	5.89	7.09
2019	49,922	15.79	27.05	1,305,513	0.82	0.25	1.45	30.17	31.83
2018	94,476	12.13	20.74	1,693,603	0.16	0.25	1.45	(22.94)	(21.99)
2017	110,631	15.74	26.87	2,589,298	-	0.25	1.45	17.11	18.52
2016	151,864	13.44	22.91	2,933,961	-	0.25	1.45	23.99	25.46
Rydex VIF NASDAQ-100®
2020	227,243	28.70	41.24	6,977,732	0.00	0.25	1.45	38.65	40.32
2019	529,272	20.70	29.39	11,765,578	0.09	0.25	1.45	30.93	32.51
2018	303,427	15.81	22.18	5,121,966	-	0.25	1.45	(6.12)	(4.97)
2017	317,132	16.84	23.34	5,795,893	-	0.25	1.45	25.39	26.92
2016	413,711	13.43	18.39	6,002,379	-	0.25	1.45	1.36	2.62

(d) Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Rydex VIF NASDAQ-100® 2x Strategy (d)
2020	174,982	63.16	129.48	14,023,444	0.00	0.25	1.45	78.68	80.81
2019	271,071	35.30	71.61	10,247,373	0.23	0.25	1.45	72.64	74.79
2018	511,277	20.41	40.97	10,921,698	-	0.25	1.45	(13.28)	(12.23)
2017	468,700	23.50	46.68	11,620,810	-	0.25	1.45	62.09	64.08
2016	609,466	14.47	28.45	9,240,006	-	0.25	1.45	4.85	6.12
Rydex VIF Nova (d)
2020	118,098	19.62	23.70	2,388,633	0.01	0.25	1.45	14.77	16.12
2019	161,653	17.07	20.41	2,770,551	1.21	0.25	1.45	38.73	40.47
2018	153,171	12.28	14.59	1,932,670	0.19	0.25	1.45	(14.28)	(13.20)
2017	291,653	14.30	17.02	4,187,700	0.04	0.25	1.45	26.07	27.59
2016	311,455	11.33	13.50	3,546,761	-	0.25	1.45	10.66	12.04
Rydex VIF Precious Metals
2020	381,788	6.72	12.69	4,713,784	0.05	0.25	1.45	28.43	30.13
2019	457,383	5.18	9.86	4,255,233	-	0.25	1.45	45.44	47.16
2018	415,057	3.52	6.77	2,730,591	4.73	0.25	1.45	(20.30)	(19.24)
2017	462,659	4.37	8.48	3,851,108	4.93	0.25	1.45	2.44	3.71
2016	599,240	4.23	8.26	4,579,538	-	0.25	1.45	58.33	60.23
Rydex VIF Real Estate
2020	158,896	8.45	14.69	2,195,538	0.03	0.25	1.45	(9.94)	(8.82)
2019	314,855	9.28	16.28	4,841,119	2.53	0.25	1.45	19.06	20.51
2018	244,278	7.72	13.66	2,970,457	1.05	0.25	1.45	(11.41)	(10.33)
2017	208,961	8.62	15.39	3,089,828	3.41	0.25	1.45	1.99	3.28
2016	258,029	8.37	15.07	3,829,723	1.09	0.25	1.45	5.38	6.62

(d) Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Rydex VIF Retailing
2020	52,322	16.38	22.65	1,142,121	-	0.25	1.45	37.42	39.04
2019	56,056	11.92	16.29	817,853	-	0.25	1.45	19.08	20.49
2018	66,547	10.01	13.52	880,385	0.01	0.25	1.45	(7.49)	(6.31)
2017	42,427	10.82	14.58	593,650	-	0.25	1.45	7.88	9.24
2016	61,497	10.03	13.50	820,291	-	0.25	1.45	(4.02)	(2.94)
Rydex VIF Russell 2000® 1.5x Strategy (d)
2020	66,840	16.27	21.52	1,379,767	-	0.25	1.45	14.74	16.15
2019	42,450	14.18	18.72	789,623	-	0.25	1.45	29.50	31.09
2018	56,858	10.95	14.43	774,642	-	0.25	1.45	(23.10)	(22.14)
2017	55,922	14.19	18.74	1,004,780	-	0.25	1.45	14.84	16.19
2016	96,345	12.24	16.30	1,487,106	-	0.25	1.45	24.75	26.19
Rydex VIF Russell 2000® 2x Strategy (d)
2020	933,496	13.16	17.97	12,377,233	0.00	0.25	1.45	12.03	13.40
2019	114,744	11.72	16.04	1,376,187	0.49	0.25	1.45	40.70	42.51
2018	128,941	8.32	11.40	1,103,418	-	0.25	1.45	(29.41)	(28.61)
2017	363,929	11.77	16.15	4,313,602	-	0.25	1.45	20.79	22.29
2016	303,172	9.73	13.37	3,023,453	-	0.25	1.45	32.11	33.68
Rydex VIF S&P 500 2x Strategy (d)
2020	162,308	23.76	29.81	4,045,097	0.01	0.25	1.45	12.87	14.29
2019	213,905	21.01	26.41	4,699,334	-	0.25	1.45	55.44	57.39
2018	240,815	13.50	16.99	3,454,861	0.05	0.25	1.45	(19.10)	(18.13)
2017	315,462	16.66	21.00	5,491,789	-	0.25	1.45	37.25	38.94
2016	313,971	12.12	15.30	3,905,031	-	0.25	1.45	15.12	16.46

(d) Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Rydex VIF S&P 500 Pure Growth
2020	183,767	18.07	25.41	3,928,105	-	0.25	1.45	21.77	23.23
2019	296,824	14.84	20.62	5,194,166	-	0.25	1.45	21.04	22.59
2018	371,996	12.26	16.82	5,400,259	-	0.25	1.45	(9.72)	(8.69)
2017	523,214	13.58	18.42	8,216,326	-	0.25	1.45	18.91	20.47
2016	453,991	11.42	15.29	6,097,794	-	0.25	1.45	(1.89)	(0.71)
Rydex VIF S&P 500 Pure Value
2020	630,370	10.87	13.36	8,381,376	0.01	0.25	1.45	(14.48)	(13.49)
2019	556,955	12.71	15.60	8,442,234	0.80	0.25	1.45	17.90	19.38
2018	485,520	10.78	13.21	6,322,659	0.52	0.25	1.45	(17.08)	(16.12)
2017	347,842	13.00	15.92	5,411,096	0.59	0.25	1.45	10.83	12.15
2016	460,145	11.73	14.34	6,579,064	1.18	0.25	1.45	12.25	13.64
Rydex VIF S&P MidCap 400 Pure Growth
2020	173,286	12.80	21.42	3,129,376	-	0.25	1.45	24.76	26.30
2019	139,027	10.26	16.96	2,317,075	-	0.25	1.45	10.44	11.73
2018	180,111	9.29	15.30	2,725,305	-	0.25	1.45	(18.58)	(17.54)
2017	213,831	11.41	18.75	3,944,404	-	0.25	1.45	13.53	14.92
2016	188,182	10.05	16.48	3,073,113	-	0.25	1.45	(1.76)	(0.56)
Rydex VIF S&P MidCap 400 Pure Value
2020	182,298	11.61	15.37	2,759,688	0.00	0.25	1.45	2.65	4.00
2019	97,075	11.31	14.95	1,396,528	-	0.25	1.45	17.08	18.52
2018	89,567	9.66	12.74	1,122,304	-	0.25	1.45	(22.47)	(21.55)
2017	110,031	12.46	16.42	1,781,586	-	0.25	1.45	8.16	9.48
2016	328,287	11.52	15.15	4,806,569	0.43	0.25	1.45	23.34	24.73
Rydex VIF S&P SmallCap 600 Pure Growth
2020	164,386	13.53	18.76	2,816,483	-	0.25	1.45	10.72	12.01
2019	114,122	12.22	16.92	1,882,305	-	0.25	1.45	7.67	8.97
2018	200,950	11.35	15.69	3,105,745	-	0.25	1.45	(13.03)	(11.94)
2017	229,481	13.05	18.01	4,003,685	-	0.25	1.45	11.06	12.36
2016	291,990	11.75	16.20	4,597,782	-	0.25	1.45	13.53	14.88

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Rydex VIF S&P SmallCap 600 Pure Value
2020	232,363	8.43	10.49	2,416,477	-	0.25	1.45	(10.03)	(8.98)
2019	100,093	9.37	11.65	1,147,321	0.31	0.25	1.45	15.39	16.76
2018	124,431	8.12	10.08	1,237,373	-	0.25	1.45	(24.04)	(23.07)
2017	167,938	10.69	13.25	2,157,980	-	0.25	1.45	(4.64)	(3.47)
2016	371,339	11.21	13.87	5,059,661	-	0.25	1.45	25.96	27.54
Rydex VIF Strengthening Dollar 2x Strategy (d)
2020	111,704	3.74	8.08	609,655	0.01	0.25	1.45	(17.80)	(16.89)
2019	53,414	4.55	9.83	242,829	1.12	0.25	1.45	0.10	1.18
2018	108,982	4.54	9.82	494,924	-	0.25	1.45	6.97	8.24
2017	117,027	4.24	9.18	496,109	-	0.25	1.45	(21.27)	(20.18)
2016	121,547	5.37	11.66	659,295	-	0.25	1.45	2.37	3.48
Rydex VIF Technology
2020	263,530	16.89	30.10	4,803,474	-	0.25	1.45	42.71	44.50
2019	323,722	11.82	20.83	4,179,299	-	0.25	1.45	33.67	35.26
2018	316,032	8.83	15.40	2,926,094	-	0.25	1.45	(5.79)	(4.64)
2017	422,487	9.36	16.15	4,118,435	-	0.25	1.45	26.85	28.38
2016	510,000	7.36	12.58	3,786,642	-	0.25	1.45	6.16	7.52
Rydex VIF Telecommunications
2020	108,354	5.57	10.86	623,044	0.01	0.25	1.45	4.73	5.93
2019	124,740	5.31	10.37	691,507	-	0.25	1.45	8.25	9.64
2018	128,999	4.90	9.58	656,865	0.74	0.25	1.45	(9.37)	(8.31)
2017	107,936	5.40	10.57	599,204	1.45	0.25	1.45	1.15	2.43
2016	253,289	5.33	10.45	1,369,674	0.27	0.25	1.45	12.37	13.67

(d) Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Rydex VIF Transportation
2020	31,594	17.03	20.47	627,215	0.00	0.25	1.45	34.41	36.05
2019	21,410	12.67	15.20	321,919	-	0.25	1.45	16.99	18.36
2018	36,766	10.83	12.98	451,418	-	0.25	1.45	(23.57)	(22.63)
2017	120,188	14.17	16.95	1,880,865	0.09	0.25	1.45	16.72	18.16
2016	167,328	12.14	14.50	2,212,648	-	0.25	1.45	10.36	11.73
Rydex VIF U.S. Government Money Market (c)
2020	8,567,494	4.94	7.27	48,650,488	0.00	0.25	1.45	(4.34)	(3.15)
2019	7,729,205	5.15	7.60	43,961,783	0.79	0.25	1.45	(3.43)	(2.38)
2018	12,318,299	5.33	7.87	78,108,112	0.45	0.25	1.45	(3.91)	(2.59)
2017	11,159,254	5.54	8.19	70,482,464	-	0.25	1.45	(4.32)	(3.17)
2016	8,503,695	5.78	8.56	53,142,557	-	0.25	1.45	(4.36)	(3.19)
Rydex VIF Utilities
2020	361,694	9.19	14.35	3,763,441	0.02	0.25	1.45	(9.25)	(8.19)
2019	485,122	10.11	15.63	5,436,315	0.27	0.25	1.45	13.74	15.18
2018	406,727	8.87	13.57	3,860,800	1.20	0.25	1.45	(0.67)	0.44
2017	490,807	8.93	13.51	4,899,581	2.16	0.25	1.45	6.17	7.48
2016	518,473	8.39	12.57	4,473,787	1.23	0.25	1.45	11.24	12.63
Rydex VIF Weakening Dollar 2x Strategy (d)
2020	42,357	3.95	4.99	167,310	0.00	0.25	1.45	4.83	6.31
2019	43,395	3.76	4.76	163,093	0.94	0.25	1.45	(8.99)	(7.91)
2018	49,675	4.13	5.23	204,976	-	0.25	1.45	(15.37)	(14.51)
2017	58,363	4.88	6.18	285,004	-	0.25	1.45	14.02	15.63
2016	48,029	4.27	5.42	205,240	-	0.25	1.45	(12.72)	(11.76)

(c) Liquidation. See Note 1.
(d) Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

T. Rowe Price Blue Chip Growth
2020	91,300	24.72	33.52	2,695,743	-	0.25	1.45	28.08	29.62
2019	122,095	19.30	25.86	2,806,288	-	0.25	1.45	23.96	25.47
2018	134,712	15.57	20.61	2,456,867	-	0.25	1.45	(2.81)	(1.62)
2017	234,213	16.02	20.95	4,533,966	-	0.25	1.45	29.93	31.51
2016	134,419	12.33	15.93	1,998,292	-	0.25	1.45	(3.90)	(2.69)
T. Rowe Price Capital Appreciation
2020	391,272	19.54	20.54	8,018,634	0.01	0.90	1.25	12.88	13.29
2019	441,432	17.31	18.13	7,983,811	1.28	0.90	1.25	18.97	19.43
2018	460,243	14.55	15.18	6,969,674	1.95	0.90	1.25	(3.77)	(3.50)
2017	487,349	15.12	15.73	7,651,030	0.89	0.90	1.25	10.20	10.62
2016	514,456	13.72	14.22	7,300,939	1.17	0.90	1.25	3.39	3.72
T. Rowe Price Equity Income
2020	38,328	12.25	16.12	546,324	0.02	0.25	1.45	(3.47)	(2.30)
2019	40,587	12.69	16.50	608,763	2.04	0.25	1.45	20.51	22.04
2018	36,036	10.53	13.52	440,772	1.39	0.25	1.45	(13.62)	(12.61)
2017	67,493	12.19	15.47	987,840	1.50	0.25	1.45	10.72	12.02
2016	66,459	11.01	13.81	883,554	1.92	0.25	1.45	13.62	15.08
T. Rowe Price Growth Stock
2020	293,148	26.35	27.70	8,121,311	-	0.90	1.25	30.51	30.97
2019	325,359	20.19	21.15	6,879,144	-	0.90	1.25	24.71	25.15
2018	350,085	16.19	16.90	5,910,162	-	0.90	1.25	(5.65)	(5.32)
2017	359,233	17.16	17.85	6,410,050	-	0.90	1.25	27.39	27.87
2016	350,682	13.47	13.96	4,894,584	-	0.90	1.25	(3.30)	(2.92)
T. Rowe Price Health Sciences
2020	598,624	21.19	39.35	12,995,970	-	0.25	1.45	23.60	25.12
2019	534,442	17.02	31.45	9,452,204	-	0.25	1.45	23.07	24.51
2018	517,167	13.73	25.26	7,368,834	-	0.25	1.45	(3.57)	(2.36)
2017	565,398	14.14	25.87	8,172,690	-	0.25	1.45	21.83	23.25
2016	617,883	11.53	20.99	7,281,474	-	0.25	1.45	(14.66)	(13.59)

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

T. Rowe Price Limited-Term Bond
2020	10,076	8.07	8.44	82,656	0.01	0.25	1.45	(0.12)	1.20
2019	5,068	8.08	8.34	41,120	0.88	0.25	1.45	(0.49)	0.72
2018	21,356	8.12	8.28	173,840	1.36	0.25	1.45	(3.45)	(2.24)
2017	26,626	8.36	8.47	222,916	1.28	0.25	1.45	(3.56)	(2.42)
2016	32,569	8.58	8.72	280,395	1.45	0.25	1.45	(3.33)	(2.14)
T. Rowe Price Retirement 2010
2020	135	12.40	12.40	1,671	0.01	0.90	0.90	7.08	7.08
2019	132	11.58	11.58	1,520	1.82	0.90	0.90	11.13	11.13
2018	128	10.42	10.42	1,332	1.68	0.90	0.90	(7.71)	(7.71)
2017	125	11.29	11.29	1,407	0.87	0.90	0.90	6.81	6.81
2016	304	10.57	10.57	3,214	0.71	0.90	0.90	2.42	2.42
T. Rowe Price Retirement 2015
2020	11,599	13.20	13.20	153,151	0.01	0.90	0.90	7.67	7.67
2019	10,635	12.26	12.26	130,346	2.86	0.90	0.90	12.37	12.37
2018	1,965	10.91	10.91	21,417	1.60	0.90	0.90	(8.32)	(8.32)
2017	1,872	11.90	11.90	22,271	1.31	0.90	0.90	8.48	8.48
2016	2,271	10.97	10.97	24,893	1.02	0.90	0.90	2.72	2.72
T. Rowe Price Retirement 2020
2020	9,849	14.11	14.11	138,935	0.01	0.90	0.90	8.37	8.37
2019	8,155	13.02	13.02	106,182	1.79	0.90	0.90	14.11	14.11
2018	6,988	11.41	11.41	79,666	1.01	0.90	0.90	(9.01)	(9.01)
2017	12,607	12.54	12.54	158,075	1.42	0.90	0.90	10.78	10.78
2016	11,419	11.32	11.32	129,296	1.84	0.90	0.90	2.82	2.82
T. Rowe Price Retirement 2025
2020	4,268	15.04	15.04	64,223	0.01	0.90	0.90	9.70	9.70
2019	5,394	13.71	13.71	73,958	1.52	0.90	0.90	15.89	15.89
2018	5,905	11.83	11.83	69,903	1.10	0.90	0.90	(9.83)	(9.83)
2017	8,385	13.12	13.12	109,989	1.57	0.90	0.90	12.62	12.62
2016	4,661	11.65	11.65	54,303	0.98	0.90	0.90	2.92	2.92

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

T. Rowe Price Retirement 2030
2020	14,219	15.89	15.89	225,940	0.01	0.90	0.90	10.89	10.89
2019	12,370	14.33	14.33	177,268	1.68	0.90	0.90	17.27	17.27
2018	8,524	12.22	12.22	104,193	1.84	0.90	0.90	(10.34)	(10.34)
2017	2,826	13.63	13.63	38,526	1.30	0.90	0.90	14.35	14.35
2016	1,873	11.92	11.92	22,346	1.12	0.90	0.90	3.03	3.03
T. Rowe Price Retirement 2035
2020	14,383	16.55	16.55	238,091	0.01	0.90	0.90	11.98	11.98
2019	4,224	14.78	14.78	62,441	1.71	0.90	0.90	18.43	18.43
2018	2,109	12.48	12.48	26,321	1.15	0.90	0.90	(10.98)	(10.98)
2017	1,694	14.02	14.02	23,749	1.17	0.90	0.90	15.68	15.68
2016	1,350	12.12	12.12	16,349	0.88	0.90	0.90	3.06	3.06
T. Rowe Price Retirement 2040
2020	3,943	17.08	17.08	67,343	0.01	0.90	0.90	13.04	13.04
2019	3,207	15.11	15.11	48,477	0.68	0.90	0.90	19.35	19.35
2018	8,532	12.66	12.66	108,067	0.93	0.90	0.90	(11.28)	(11.28)
2017	8,239	14.27	14.27	117,620	0.44	0.90	0.90	16.68	16.68
2016	2,741	12.23	12.23	33,515	1.17	0.90	0.90	3.03	3.03
T. Rowe Price Retirement 2045
2020	153	17.27	17.27	2,645	0.01	0.90	0.90	13.54	13.54
2019	63	15.21	15.21	963	2.08	0.90	0.90	19.95	19.95
2018	-	12.68	12.68	-	-	0.90	0.90	(11.58)	(11.58)
2017	-	14.34	14.34	-	-	0.90	0.90	17.16	17.16
2016	-	12.24	12.24	-	-	0.90	0.90	3.03	3.03
T. Rowe Price Retirement 2050
2020	-	17.25	17.25	-	-	0.90	0.90	13.49	13.49
2019	204	15.20	15.20	3,108	1.32	0.90	0.90	19.87	19.87
2018	126	12.68	12.68	1,600	1.60	0.90	0.90	(11.51)	(11.51)
2017	10	14.33	14.33	150	-	0.90	0.90	17.08	17.08
2016	-	12.24	12.24	-	-	0.90	0.90	3.12	3.12

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

T. Rowe Price Retirement 2055
2020	3,314	17.23	17.23	57,115	0.01	0.90	0.90	13.43	13.43
2019	2,602	15.19	15.19	39,532	1.15	0.90	0.90	19.89	19.89
2018	2,450	12.67	12.67	31,037	0.81	0.90	0.90	(11.58)	(11.58)
2017	2,384	14.33	14.33	34,171	0.90	0.90	0.90	17.08	17.08
2016	2,319	12.24	12.24	28,384	0.92	0.90	0.90	3.12	3.12
T. Rowe Price Retirement Balanced
2020	9,714	11.60	11.60	112,744	0.01	0.90	0.90	6.62	6.62
2019	16,127	10.88	10.88	175,496	1.58	0.90	0.90	10.34	10.34
2018	14,319	9.86	9.86	141,187	0.89	0.90	0.90	(7.50)	(7.50)
2017	25,526	10.66	10.66	271,966	1.88	0.90	0.90	5.65	5.65
2016	17,031	10.09	10.09	171,815	1.45	0.90	0.90	1.92	1.92
Templeton Developing Markets VIP Fund
2020	472,510	11.37	23.33	6,846,325	0.04	0.25	1.45	12.02	13.42
2019	319,000	10.15	20.82	5,635,375	0.86	0.25	1.45	21.19	22.70
2018	290,225	8.37	17.18	3,965,864	0.75	0.25	1.45	(19.52)	(18.50)
2017	431,026	10.40	21.33	7,306,044	1.04	0.25	1.45	34.19	35.94
2016	271,539	7.75	15.89	3,793,833	0.78	0.25	1.45	12.38	13.64
Templeton Foreign VIP Fund
2020	1,118,366	8.04	13.77	9,817,548	0.05	0.25	1.45	(5.52)	(4.31)
2019	223,463	8.51	14.39	2,276,332	1.62	0.25	1.45	7.57	8.93
2018	269,291	7.91	13.21	2,585,738	2.71	0.25	1.45	(19.14)	(18.15)
2017	304,827	9.78	16.14	3,508,060	2.52	0.25	1.45	11.64	12.95
2016	207,286	8.76	14.29	2,145,416	2.34	0.25	1.45	2.46	3.78
Templeton Global Bond VIP Fund
2020	187,725	7.39	8.26	1,482,690	0.07	0.25	1.45	(9.44)	(8.22)
2019	225,703	8.16	9.00	1,951,495	6.97	0.25	1.45	(2.39)	(1.32)
2018	255,852	8.36	9.12	2,244,653	-	0.25	1.45	(2.56)	(1.30)
2017	223,698	8.58	9.24	1,997,443	-	0.25	1.45	(2.50)	(1.39)
2016	248,296	8.80	9.37	2,257,959	-	0.25	1.45	(1.57)	(0.32)

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Templeton Growth VIP Fund
2020	391	10.06	12.26	3,933	0.03	0.25	1.45	1.21	2.42
2019	380	9.94	11.97	3,771	2.76	0.25	1.45	10.20	11.45
2018	368	9.02	10.74	3,323	2.09	0.25	1.45	(18.59)	(17.57)
2017	357	11.08	13.03	3,960	1.62	0.25	1.45	13.29	14.70
2016	5,918	9.78	11.36	65,978	1.76	0.25	1.45	4.82	6.07
TOPS® Conservative ETF
2020	50,008	10.24	10.67	530,413	-	0.25	1.45	1.99	3.29
2019	-	10.04	10.33	-	-	0.25	1.45	6.47	7.72
2018	-	9.43	9.59	-	-	0.25	1.45	(6.82)	(5.70)
2017	-	10.12	10.82	-	-	0.25	1.45	1.20	5.36
VanEck VIP Global Gold
2020	32,649	11.48	12.22	392,379	0.03	0.25	1.45	32.54	34.22
2019	22,239	8.56	9.22	204,382	-	0.25	1.45	32.66	34.37
2018	22,464	6.39	6.95	156,082	2.99	0.25	1.45	(20.21)	(19.35)
2017	23,841	7.93	8.71	207,697	7.10	0.25	1.45	7.80	9.28
2016	108,028	7.28	8.08	803,122	0.16	0.25	1.45	41.51	43.16
VanEck VIP Global Hard Assets
2020	26,572	4.43	5.69	146,413	0.00	0.25	1.45	13.80	15.01
2019	19,680	3.86	5.00	94,280	-	0.25	1.45	6.61	7.97
2018	20,805	3.58	4.69	92,578	-	0.25	1.45	(31.53)	(30.67)
2017	33,181	5.18	6.85	217,335	-	0.25	1.45	(6.29)	(5.06)
2016	92,026	5.47	7.31	586,007	0.08	0.25	1.45	37.15	38.60
Vanguard® VIF Balanced
2020	70,960	12.76	13.68	938,575	0.02	0.25	1.85	5.37	7.13
2019	58,693	12.11	12.77	731,574	2.47	0.25	1.85	16.67	18.46
2018	49,218	10.38	10.78	523,334	13.39	0.65	1.85	(7.98)	(6.83)
2017	10,036	11.28	11.57	113,284	0.68	0.65	1.85	9.30	10.61
2016	1,785	10.32	10.46	18,436	-	0.65	1.85	5.74	6.95

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Vanguard® VIF Capital Growth
2020	62,250	16.13	17.29	1,037,907	0.01	0.25	1.85	11.86	13.68
2019	61,457	14.42	15.21	909,794	1.65	0.25	1.85	20.57	22.46
2018	30,392	11.96	12.42	364,781	0.90	0.65	1.85	(5.90)	(4.75)
2017	27,594	12.71	13.04	351,810	0.93	0.65	1.85	22.68	24.19
2016	13,390	10.36	10.50	138,912	-	0.65	1.85	5.61	6.92
Vanguard® VIF Conservative Allocation
2020	234,847	11.37	12.19	2,724,001	0.02	0.25	1.85	6.46	8.16
2019	123,092	10.68	11.27	1,349,658	1.45	0.25	1.85	10.33	12.03
2018	53,425	9.68	10.06	518,882	2.99	0.65	1.85	(7.63)	(6.42)
2017	155,171	10.48	10.75	1,627,133	0.92	0.65	1.85	5.65	6.86
2016	47,193	9.92	10.06	468,332	2.69	0.65	1.85	0.92	2.24
Vanguard® VIF Diversified Value
2020	18,339	12.39	13.29	236,656	0.02	0.25	1.85	6.44	8.22
2019	34,678	11.64	12.28	411,821	2.29	0.25	1.85	19.75	21.70
2018	23,329	9.72	10.09	227,996	2.79	0.65	1.85	(13.45)	(12.41)
2017	21,910	11.23	11.52	246,959	3.06	0.65	1.85	7.77	9.09
2016	12,111	10.42	10.56	126,140	-	0.65	1.85	7.64	8.87
Vanguard® VIF Equity Income
2020	83,154	12.59	13.50	1,102,923	0.02	0.25	1.85	(1.64)	(0.07)
2019	82,724	12.80	13.51	1,094,241	2.44	0.25	1.85	18.52	20.41
2018	77,330	10.80	11.22	854,005	1.52	0.65	1.85	(10.45)	(9.30)
2017	57,757	12.06	12.37	701,831	2.18	0.65	1.85	12.61	14.01
2016	39,356	10.71	10.85	422,616	-	0.65	1.85	9.62	10.94
Vanguard® VIF Equity Index
2020	79,786	15.38	16.49	1,297,571	0.01	0.25	1.85	12.59	14.36
2019	36,318	13.66	14.42	516,380	0.48	0.25	1.85	24.98	27.05
2018	5,748	10.93	11.35	64,422	-	0.65	1.85	(8.99)	(7.87)
2017	1,964	12.01	12.32	24,105	1.66	0.65	1.85	15.81	17.22
2016	1,001	10.37	10.51	10,497	-	0.65	1.85	6.58	7.79

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Vanguard® VIF Global Bond Index
2020	6,855	10.35	10.63	72,702	0.00	0.25	1.85	1.67	3.20
2019	-	10.18	10.30	-	-	0.25	1.85	1.80	3.00
Vanguard® VIF Growth
2020	12,652	19.22	20.61	245,973	0.00	0.25	1.85	36.31	38.51
2019	7,851	14.10	14.88	111,198	0.41	0.25	1.85	27.49	29.50
2018	7,835	11.06	11.49	86,947	0.34	0.65	1.85	(4.57)	(3.45)
2017	7,641	11.59	11.90	88,798	0.81	0.65	1.85	24.62	26.33
2016	883	9.30	9.42	8,203	-	0.65	1.85	(5.78)	(4.66)
Vanguard® VIF High Yield Bond
2020	120,169	10.84	11.63	1,381,463	0.03	0.25	1.85	0.65	2.29
2019	83,688	10.77	11.37	941,573	6.22	0.25	1.85	10.12	12.02
2018	45,030	9.78	10.15	453,510	5.25	0.65	1.85	(7.30)	(6.28)
2017	41,551	10.55	10.83	447,313	6.20	0.65	1.85	1.93	3.14
2016	33,839	10.35	10.50	350,373	8.78	0.65	1.85	6.05	7.36
Vanguard® VIF International
2020	154,942	19.94	21.38	3,268,296	0.01	0.25	1.85	50.04	52.50
2019	118,105	13.29	14.02	1,637,641	1.15	0.25	1.85	25.02	26.99
2018	83,700	10.63	11.04	914,398	0.56	0.65	1.85	(16.76)	(15.73)
2017	43,225	12.77	13.10	558,355	0.14	0.65	1.85	35.85	37.46
2016	409	9.40	9.53	3,841	2.81	0.65	1.85	(2.89)	(1.75)
Vanguard® VIF Mid-Cap Index
2020	190,747	14.13	15.15	2,744,483	0.01	0.25	1.85	12.41	14.25
2019	71,205	12.57	13.26	914,575	0.62	0.25	1.85	24.70	26.65
2018	23,079	10.08	10.47	239,540	2.47	0.65	1.85	(13.62)	(12.60)
2017	12,213	11.67	11.98	145,631	4.24	0.65	1.85	13.41	14.86
2016	3,441	10.29	10.43	35,801	0.69	0.65	1.85	5.86	7.08

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Vanguard® VIF Moderate Allocation
2020	444,966	12.24	13.12	5,614,456	0.01	0.25	1.85	8.32	10.07
2019	156,912	11.30	11.92	1,843,165	1.80	0.25	1.85	13.91	15.73
2018	69,190	9.92	10.30	701,714	2.03	0.65	1.85	(9.49)	(8.36)
2017	67,773	10.96	11.24	753,688	3.46	0.65	1.85	9.38	10.63
2016	82	10.02	10.16	833	1.92	0.65	1.85	2.45	3.78
Vanguard® VIF Real Estate Index
2020	24,763	10.46	11.21	273,043	0.01	0.25	1.85	(9.36)	(7.96)
2019	14,711	11.54	12.18	172,402	1.40	0.25	1.85	22.64	24.67
2018	3,798	9.41	9.77	35,948	2.32	0.65	1.85	(9.78)	(8.69)
2017	12,262	10.43	10.70	128,371	1.58	0.65	1.85	(0.19)	0.94
2016	38,764	10.45	10.60	407,492	1.03	0.65	1.85	3.16	4.54
Vanguard® VIF Short Term Investment Grade
2020	199,759	9.17	9.83	1,942,195	0.03	0.25	1.85	0.44	2.08
2019	92,945	9.13	9.63	885,722	2.74	0.25	1.85	0.66	2.34
2018	103,551	9.07	9.41	967,505	0.96	0.65	1.85	(3.72)	(2.59)
2017	27,655	9.42	9.66	266,214	2.47	0.65	1.85	(2.79)	(1.63)
2016	5,620	9.69	9.82	55,105	10.33	0.65	1.85	(2.12)	(0.91)
Vanguard® VIF Small Company Growth (d)
2020	17,605	15.77	16.91	294,852	0.01	0.25	1.85	17.34	19.25
2019	11,430	13.44	14.18	160,749	0.74	0.25	1.85	21.96	23.95
2018	36,465	11.02	11.44	414,290	0.32	0.65	1.85	(11.63)	(10.63)
2017	12,252	12.47	12.80	155,776	1.68	0.65	1.85	17.53	19.07
2016	2,288	10.61	10.75	24,552	-	0.65	1.85	9.49	10.82

(d) Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Vanguard® VIF Total Bond Market Index
2020	429,315	9.62	10.32	4,378,791	0.02	0.25	1.85	2.45	4.14
2019	290,954	9.39	9.91	2,852,581	2.33	0.25	1.85	3.53	5.20
2018	190,057	9.07	9.42	1,778,827	1.94	0.65	1.85	(4.93)	(3.68)
2017	102,615	9.54	9.78	998,805	0.81	0.65	1.85	(1.34)	(0.31)
2016	54,207	9.67	9.81	527,472	2.69	0.65	1.85	(2.42)	(1.21)
Vanguard® VIF Total International Stock Market Index
2020	75,636	11.05	11.35	855,008	0.01	0.25	1.85	5.84	7.58
2019	28,834	10.44	10.55	303,348	-	0.25	1.85	4.40	5.50
Vanguard® VIF Total Stock Market Index
2020	187,528	15.48	16.59	3,064,148	0.01	0.25	1.85	14.84	16.67
2019	116,239	13.48	14.22	1,623,787	1.12	0.25	1.85	24.58	26.51
2018	65,181	10.82	11.24	719,633	1.25	0.65	1.85	(9.83)	(8.77)
2017	42,982	12.00	12.32	519,140	1.75	0.65	1.85	15.16	16.67
2016	33,987	10.42	10.56	355,397	-	0.65	1.85	7.20	8.53
Victory RS Partners (d)
2020	19,212	25.74	25.74	495,005	-	0.90	0.90	(3.41)	(3.41)
2019	20,357	26.65	26.65	542,958	0.90	0.90	0.90	25.71	25.71
2018	22,021	21.20	21.20	467,217	0.34	0.90	0.90	(15.44)	(15.44)
2017	24,094	25.07	25.07	604,181	-	0.90	0.90	9.86	9.86
2016	27,855	22.82	22.82	635,858	-	0.90	0.90	19.29	19.29
Victory RS Science and Technology
2020	42,257	45.83	48.17	2,036,781	-	0.90	1.25	58.14	58.71
2019	40,788	28.98	30.35	1,238,664	-	0.90	1.25	33.55	34.00
2018	41,311	21.70	22.65	936,054	-	0.90	1.25	(4.87)	(4.55)
2017	27,283	22.81	23.73	647,735	-	0.90	1.25	38.66	39.26
2016	14,507	16.45	17.04	247,453	-	0.90	1.25	9.08	9.44

(d) Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Victory RS Value
2020	136,276	12.67	13.32	1,813,765	-	0.90	1.25	(6.70)	(6.33)
2019	174,502	13.58	14.22	2,478,079	0.63	0.90	1.25	25.97	26.29
2018	157,206	10.78	11.26	1,770,118	0.55	0.90	1.25	(14.51)	(14.11)
2017	206,943	12.61	13.11	2,708,008	0.19	0.90	1.25	12.49	12.92
2016	150,070	11.21	11.61	1,743,445	0.26	0.90	1.25	6.36	6.61
Virtus Ceredex Mid Cap Value Equity
2020	18,546	16.66	16.66	309,476	0.01	0.90	0.90	(5.34)	(5.34)
2019	25,192	17.60	17.60	443,713	0.96	0.90	0.90	27.63	27.63
2018	18,509	13.79	13.79	255,628	0.71	0.90	0.90	(11.60)	(11.60)
2017	20,243	15.60	15.60	315,963	0.79	0.90	0.90	6.92	6.92
2016	10,832	14.59	14.59	157,995	1.08	0.90	0.90	15.24	15.24
Virtus Duff & Phelps Real Estate Securities Series
2020	26,873	11.84	12.55	321,081	0.01	0.25	1.45	(5.88)	(4.71)
2019	8,142	12.58	13.17	102,826	1.65	0.25	1.45	21.90	23.43
2018	9,732	10.32	10.67	101,083	1.09	0.25	1.45	(10.65)	(9.58)
2017	20,752	11.55	11.80	240,819	1.36	0.25	1.45	1.40	2.61
2016	26,388	11.39	11.50	300,939	1.91	0.25	1.45	2.15	3.42
Virtus KAR Small-Cap Growth Series
2020	41,193	33.99	36.84	1,450,876	-	0.25	1.45	38.34	39.97
2019	46,042	24.57	26.32	1,162,475	-	0.25	1.45	31.32	32.93
2018	34,521	18.71	19.80	653,197	-	0.25	1.45	6.79	8.08
2017	30,184	17.52	18.32	541,210	-	0.25	1.45	34.67	36.41
2016	17,971	13.01	13.43	239,091	-	0.25	1.45	20.46	21.87
Virtus Newfleet Multi-Sector Intermediate Bond Series
2020	57,161	9.89	10.36	582,420	0.03	0.25	1.45	1.85	3.19
2019	61,550	9.71	10.04	608,302	2.72	0.25	1.45	5.66	6.92
2018	112,337	9.19	9.39	1,037,703	3.88	0.25	1.45	(6.89)	(5.82)
2017	116,112	9.87	9.97	1,145,914	7.21	0.25	1.45	2.07	3.32
2016	21,033	9.58	9.67	201,632	4.51	0.25	1.45	4.54	5.81

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Virtus SGA International Growth Series
2020	90,912	9.04	9.45	849,898	-	0.25	1.45	18.32	19.62
2019	93,139	7.64	7.90	728,469	0.67	0.25	1.45	13.35	14.83
2018	152,149	6.74	6.88	1,037,519	3.30	0.25	1.45	(20.33)	(19.34)
2017	116,344	8.45	8.53	985,433	1.79	0.25	1.45	10.88	12.24
2016	53,340	7.55	7.63	403,715	0.79	0.25	1.45	(5.92)	(4.76)
Virtus Strategic Allocation Series
2020	7,705	15.11	16.89	118,378	0.01	0.25	1.45	28.16	30.10
2019	6,443	11.79	13.02	75,964	1.30	0.25	1.45	20.55	22.02
2018	6,428	9.78	10.67	62,868	2.61	0.25	1.45	(10.03)	(8.96)
2017	1,008	10.87	11.72	10,957	1.94	0.25	1.45	13.82	15.13
2016	978	9.55	10.18	9,345	1.70	0.25	1.45	(3.63)	(2.40)
Voya MidCap Opportunities Portfolio
2020	2,215	18.98	24.85	54,225	-	0.25	1.45	34.42	36.09
2019	839	14.12	18.26	11,803	0.09	0.25	1.45	23.32	24.73
2018	814	11.45	14.64	9,292	-	0.25	1.45	(11.92)	(10.84)
2017	-	13.00	16.42	-	-	0.25	1.45	19.05	20.56
2016	-	10.92	13.62	-	-	0.25	1.45	2.25	3.50
VY Clarion Global Real Estate Portfolio
2020	10,568	9.39	10.71	106,892	0.05	0.25	1.45	(9.36)	(8.23)
2019	9,769	10.36	11.67	108,611	2.48	0.25	1.45	18.81	20.19
2018	9,835	8.72	9.71	91,286	4.82	0.25	1.45	(12.89)	(11.73)
2017	10,513	10.01	11.00	111,883	3.32	0.25	1.45	5.59	6.90
2016	12,161	9.48	10.29	121,223	0.64	0.25	1.45	(3.85)	(2.83)
VY Clarion Real Estate Portfolio
2020	-	10.73	12.75	-	-	0.25	1.45	(10.73)	(9.64)
2019	-	12.02	14.11	-	-	0.25	1.45	22.40	23.88
2018	-	9.82	11.39	-	-	0.25	1.45	(11.85)	(10.74)
2017	8,136	11.14	12.76	102,788	3.12	0.25	1.45	0.45	1.67
2016	2,900	11.09	12.55	33,581	1.85	0.25	1.45	(0.45)	0.72

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Wells Fargo Growth (d)
2020	36,669	29.54	51.76	1,085,114	-	0.90	1.25	42.71	43.19
2019	41,791	20.63	36.22	863,397	-	0.90	1.25	31.36	31.82
2018	48,548	15.65	27.52	760,459	-	0.90	1.25	(4.04)	(3.69)
2017	56,550	16.25	28.64	919,728	-	0.90	1.25	28.97	29.48
2016	59,764	12.55	22.17	750,834	-	0.90	1.25	(5.05)	(4.71)
Wells Fargo International Equity VT
2020	4,245	9.89	10.22	42,621	0.02	0.25	1.45	0.41	1.49
2019	4,119	9.85	10.07	40,769	3.72	0.25	1.45	10.43	11.76
2018	3,997	8.87	9.01	35,461	8.67	0.25	1.45	(20.92)	(19.91)
2017	6,515	11.10	11.28	72,318	2.73	0.25	1.45	18.99	20.32
2016	2,625	9.24	9.48	24,260	3.46	0.25	1.45	(1.25)	(1.25)
Wells Fargo Large Cap Core
2020	61,715	14.12	19.94	879,936	0.01	0.90	1.25	3.59	3.90
2019	81,316	13.59	19.23	1,111,757	1.51	0.90	1.25	22.26	22.76
2018	123,075	11.07	15.69	1,425,019	0.98	0.90	1.25	(12.51)	(12.28)
2017	112,246	12.62	17.92	1,425,080	0.68	0.90	1.25	18.08	18.50
2016	91,078	10.65	15.15	977,333	0.70	0.90	1.25	3.83	4.21
Wells Fargo Omega Growth VT
2020	11,619	23.64	29.85	274,515	-	0.25	1.45	36.96	38.58
2019	12,214	17.26	21.54	211,753	-	0.25	1.45	31.06	32.72
2018	15,338	13.17	16.23	203,815	-	0.25	1.45	(4.08)	(2.93)
2017	5,495	13.73	16.72	75,408	0.01	0.25	1.45	28.68	30.22
2016	4,198	10.67	12.84	44,741	-	0.25	1.45	(3.87)	(2.65)

(d) Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Wells Fargo Opportunity
2020	35,874	19.77	29.21	710,566	0.00	0.90	1.25	15.87	16.29
2019	49,705	17.00	25.17	857,131	0.24	0.90	1.25	25.82	26.30
2018	52,952	13.46	19.97	727,250	-	0.90	1.25	(11.21)	(10.92)
2017	62,734	15.11	22.46	978,852	0.38	0.90	1.25	15.00	15.43
2016	74,963	13.09	19.50	1,020,518	0.40	0.90	1.25	7.27	7.56
Wells Fargo Opportunity VT
2020	74,054	16.91	22.26	1,581,613	0.00	0.25	1.45	15.74	17.16
2019	96,624	14.61	19.00	1,790,052	0.31	0.25	1.45	25.73	27.26
2018	96,174	11.62	15.04	1,434,652	0.19	0.25	1.45	(11.23)	(10.11)
2017	107,931	13.09	16.93	1,812,304	0.67	0.25	1.45	15.23	16.56
2016	113,648	11.36	14.69	1,668,898	2.06	0.25	1.45	7.27	8.61
Wells Fargo Small Company Value
2020	447,299	10.53	10.58	4,731,057	0.00	0.90	1.25	(2.32)	(1.95)
2019	508,901	10.78	10.79	5,488,889	0.78	0.90	1.25	7.80	7.90
2018	264,080	12.40	20.48	4,787,103	-	0.90	1.25	(22.21)	(21.92)
2017	330,567	11.48	18.87	5,488,020	-	0.90	1.25	(14.46)	(14.15)
2016	298,003	14.61	24.05	6,317,715	-	0.90	1.25	27.26	27.70
Western Asset Variable Global High Yield Bond
2020	176,766	10.10	12.13	2,136,722	0.02	0.25	1.45	2.43	3.74
2019	355,049	9.86	11.76	4,169,164	4.87	0.25	1.45	9.07	10.32
2018	383,461	9.04	10.76	4,114,546	4.31	0.25	1.45	(8.41)	(7.18)
2017	473,780	9.87	11.73	5,519,774	5.93	0.25	1.45	3.68	4.92
2016	319,466	9.52	11.30	3,549,276	5.87	0.25	1.45	10.44	11.67

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets.  Average net assets is a simple average of net assets and will not reflect offsetting changes in net assets occurring within a year. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values.  The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

(2) These ratios represent the annualized contract expenses of the Account, consisting primarily of administrative and mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to the unit values.  Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.  The additional fees for the mortality and expense risk charges applied to policies whose contract values are less than $100,000 are excluded from these ratios because they result in reductions of contract owner units, rather than direct reductions to the unit values.  See Note 2.

(3) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio.  The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.  The total return is calculated for the period indicated or from the inception date through the end of the reporting period.

(4) Unit value information is calculated on a daily basis regardless of whether or not the subaccount has contractholders.

5. Subsequent Events

The Account has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no items require recognition or disclosure.

PART C
OTHER INFORMATION
Item 27. Exhibits
Exhibit Number	Description	Location
(a)	Resolution of the Board of Directors of Security Benefit Life Insurance Company authorizing establishment of the Separate Account	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑41180 (filed July 11, 2000)
(b)	Form of Custody Agreements	Not Applicable
(c)(1)	Facilities Agreement	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑138540 (filed April 30, 2019)
(c)(2)	Marketing Organization Agreement	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 033-85592 (filed April 29, 2008)
(c)(3)	SBL Variable Product Sales Agreement (3‑Way Agreement) (Form 9482C 7‑00)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑52114 (filed March 1, 2002).
(c)(4)	Marketing Organization Agreement Commission Schedule – SecureDesigns	Incorporated herein by reference to the Exhibits filed with Registration Statement No 333‑41180 (filed April 30, 2015)
(c)(5)	Marketing Organization Agreement Commission Schedule – NEA	Incorporated herein by reference to the Exhibits filed with Registration Statement No 333‑41180 (filed April 30, 2015)
(c)(6)	Marketing Organization Agreement Commission Schedule – AdvanceDesigns	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-41180 (filed April 27, 2007)
(c)(7)	Marketing Organization Agreement Commission Schedule – AEA	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑41180 (filed April 30, 2003)
(c)(8)	Marketing Organization Agreement Commission Schedule – Security Benefit Advisor	Incorporated herein by reference to the Exhibits filed with Registration Statement No 333‑41180 (filed April 30, 2015).
(c)(9)	NEA Valuebuilder Marketing Organization Agreement	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑41180 (filed March 1, 2002)
(c)(10)	AEA Valuebuilder Marketing Organization Agreement	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑41180 (filed April 30, 2003)
(c)(11)	NEA Valuebuilder Marketing Organization Agreement Annualization Amendment	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑41180 (filed March 1, 2002)
(c)(12)	Amendment to Marketing Organization, SBL Variable Products Broker/Dealer Sales, and SBL Variable Product Sales Agreements	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-120399 (filed November 12, 2004)
(c)(13)	Distribution Agreement	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑138540 (filed April 28, 2017)
(d)(1)	Individual Contract (Form V6029 11‑00)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑41180 (filed February 20, 2001)
(d)(2)	Individual Contract-Unisex (Form V6029 11‑00U)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑41180 (filed February 20, 2001)
(d)(3)	Tax-Sheltered Annuity Endorsement (Form V6101 9‑10)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed April 15, 2011)
(d)(4)	Nursing Home Endorsement (Form 6052 10‑10)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed April 15, 2011)
(d)(5)	Withdrawal Charge Waiver Endorsement (Form V6051 3‑96)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 002‑89328 (filed April 30, 1997)

2

Exhibit Number	Description	Location
(d)(6)	Terminal Illness Endorsement (Form 6053 10‑10)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed April 15, 2011)
(d)(7)	Waiver of Withdrawal Charge for Terminal Illness Endorsement (Form V6051 TI 2‑97)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 002‑89328 (filed April 8, 2002)
(d)(8)	Individual Retirement Annuity Endorsement (Form V6849A R9‑10)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed April 15, 2011)
(d)(9)	Roth IRA Endorsement (Form V6851A R9‑10)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed April 15, 2011)
(d)(10)	403a Endorsement (Form V6057 10‑98)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 002-89328 (filed April 30, 1999)
(d)(11)	Annual Stepped Up Death Benefit Rider (Form V6063 8‑00)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑41180 (filed July 11, 2000)
(d)(12)	Guaranteed Growth Death Benefit Rider (Form V6063‑1 8‑00)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑41180 (filed July 11, 2000)
(d)(13)	Annual Stepped Up and Guaranteed Growth Death Benefit Rider (Form V6063‑2 8‑00)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑41180 (filed July 11, 2000)
(d)(14)	Disability Rider (Form V6064 8‑00)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑41180 (filed July 11, 2000)
(d)(15)	Guaranteed Income Benefit Rider (Form V6065 8‑00)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑41180 (filed July 11, 2000)
(d)(16)	Credit Enhancement Rider (Form V6067 8‑00)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑41180 (filed July 11, 2000)
(d)(17)	Alternate Withdrawal Charge Rider (Form V6069 10‑00)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑41180 (filed February 20, 2001)
(d)(18)	Loan Endorsement Rider (Form V6066 10‑00)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑41180 (filed March 1, 2002)
(d)(19)	Waiver of Withdrawal Charge Rider - 10 yrs or Disability (Form V6072 4‑01)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑41180 (filed March 1, 2002)
(d)(20)	Waiver of Withdrawal Charge Rider - 15 yrs or Disability (Form V6073 4‑01)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑41180 (filed March 1, 2002)
(d)(21)	Waiver of Withdrawal Charge Rider - 5 yrs and Age 59½ (Form V6074 4‑01)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑41180 (filed March 1, 2002)
(d)(22)	Waiver of Withdrawal Charge Rider – Hardship (Form V6075 4‑01)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑41180 (filed March 1, 2002)
(d)(23)	Enhanced and Guaranteed Growth Death Benefit Rider (Form V6076 4‑01)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑52114 (filed March 1, 2002)
(d)(24)	Enhanced, Annual Stepped Up and Guaranteed Growth Death Benefit Rider (Form V6077 4‑01)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑52114 (filed March 1, 2002)
(d)(25)	Enhanced Death Benefit Rider (Form V6078 4‑01)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑52114 (filed March 1, 2002)
(d)(26)	Enhanced and Annual Stepped Up Death Benefit Rider (Form V6079 4‑01)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑52114 (filed March 1, 2002)
(d)(27)	DCA Plus Rider (Form V6080 4‑01)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑41180 (filed March 1, 2002)
(d)(28)	Credit Enhancement Rider (Form V6084 11‑01)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑41180 (filed March 1, 2002)

3

Exhibit Number	Description	Location
(d)(29)	Guaranteed Minimum Withdrawal Benefit (Form V6086 10‑03)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑52114 (filed February 18, 2004)
(d)(30)	Total Protection (Form V6087 10‑3)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑111589 (filed December 29, 2003)
(d)(31)	Dollar for Dollar Living Benefit Rider (Form V6094 R9‑05)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed March 9, 2007)
(d)(32)	Dollar for Dollar Combination Benefit Rider (Form V6095 R9‑05)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-41180 (filed April 27, 2007)
(d)(33)	Bonus Match Rider (Form V6093 10‑05)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-41180 (filed April 28, 2006)
(d)(34)	Guaranteed Lifetime Withdrawal Benefit Rider (Form V6106 6‑07)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-41180 (filed July 6, 2007)
(e)(1)	SecureDesigns Application (Form V9001 9‑05)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-41180 (filed April 28, 2006)
(e)(2)	SecureDesigns Application (Form V9201 6‑07)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-41180 (filed April 30, 2010)
(e)(3)	SecureDesigns Application – Unisex (Form V9001 9‑05U)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-41180 (filed April 28, 2006)
(e)(4)	SecureDesigns Application – Unisex (Form V9201 6‑07U)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-41180 (filed April 30, 2010)
(e)(5)	Security Benefit Advisor Application (Form V9601 5-12)	Incorporated herein by reference to the Exhibits filed with Registration Statement No 333‑41180 (filed April 30, 2015)
(e)(6)	Security Benefit Advisor Application (Form V9601 5-12U)	Incorporated herein by reference to the Exhibits filed with Registration Statement No 333‑41180 (filed April 30, 2015)
(e)(7)	NEA Application (Form V9701 7‑07)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-41180 (filed April 30, 2010)
(e)(8)	NEA Application (Form V9701 7‑07U)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-41180 (filed April 30, 2010)
(e)(9)	Application (Form V9496 10‑03)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑41180 (filed April 29, 2005)
(e)(10)	Application (Form V9493 11‑00)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑41180 (filed February 20, 2001)
(f)(1)	Composite of Articles of Incorporation of SBL	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-52114 (filed February 23, 2005)
(f)(2)	Bylaws of SBL	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑138540 (filed April 29, 2016)
(g)	Reinsurance Contracts	Not Applicable
(h)(1)	Participation Agreement – ABN AMRO (AMG)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑41180 (filed April 28, 2017)
(h)(2)	Participation Agreement – AIM (Invesco) – Variable Insurance Funds	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed February 21, 2013)
(h)(3)	Participation Agreement – AllianceBernstein	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed December 28, 2012)
(h)(4)	Participation Agreement – ALPS (Morningstar)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑138540 (filed April 30, 2018)
(h)(5)	Participation Agreement – American Century – Mutual Funds	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑41180 (filed April 30, 2018)

4

Exhibit Number	Description	Location
(h)(6)	Participation Agreement – American Century – Variable Insurance Funds	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 002-89328 (filed April 30, 2012)
(h)(7)	Participation Agreement – American Funds	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed April 30, 2014)
(h)(8)	Participation Agreement – Ariel	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-41180 (filed April 30, 2013)
(h)(9)	Participation Agreement – Baron	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-41180 (filed April 27, 2007)
(h)(9)(i)	Participation Agreement – Baron – Amendment 1	[Filed herewith]
(h)(10)	Participation Agreement – BlackRock – Mutual Funds	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑41180 (filed April 30, 2012)
(h)(11)	Participation Agreement – BlackRock – Variable Insurance Funds	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed April 15, 2011)
(h)(12)	Participation Agreement – Calamos	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-41180 (filed April 30, 2009)
(h)(12)(i)	Participation Agreement – Calamos – Amendment 3	[Filed herewith]
(h)(13)	Participation Agreement – Dreyfus – Mutual Funds	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-120399 (filed April 28, 2006)
(h)(14)	Participation Agreement – Dreyfus – Mutual Funds – Amendment No. 1	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-41180 (filed April 29, 2008)
(h)(15)	Participation Agreement – Dreyfus – Variable Insurance Funds	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed February 21, 2013)
(h)(16)	Participation Agreement – Federated – Mutual Funds	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑41180 (filed April 30, 2012)
(h)(17)	Participation Agreement – Fidelity – Mutual Funds	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑41180 (filed April 28, 2017)
(h)(18)	Participation Agreement – Fidelity – Variable Insurance Funds	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑138540 (filed April 29, 2020)
(h)(19)	Participation Agreement – Franklin Templeton – Variable Insurance Funds	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑138540 (filed April 30, 2015)
(h)(20)	Participation Agreement – Goldman Sachs – Mutual Funds	Incorporated herein by reference to the Exhibits filed with Registration Statement No 333‑41180 (filed April 30, 2015)
(h)(21)	Participation Agreement – Invesco – Mutual Funds	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-41180 (filed April 30, 2013)
(h)(22)	Participation Agreement – Investment Managers Series Trust – Mutual Funds	Incorporated herein by reference to the Exhibits filed with Registration Statement No 333‑41180 (filed April 30, 2015)
(h)(23)	Participation Agreement – Ivy – Mutual Funds	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑41180 (filed April 30, 2012)
(h)(23)(i)	Participation Agreement – Ivy – Mutual Funds – Amendment 1	[Filed herewith]
(h)(24)	Participation Agreement – Ivy – Variable Insurance Funds	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑138540 (filed April 30, 2019)
(h)(24)(i)	Participation Agreement – Ivy – Variable Insurance Funds – Amendment 6	[Filed herewith]

5

Exhibit Number	Description	Location
(h)(25)	Participation Agreement – Janus Aspen	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed December 28, 2012)
(h)(26)	Participation Agreement – Janus – Mutual Funds	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-41180 (filed April 30, 2013)
(h)(27)	Participation Agreement – JPMorgan	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑138540 (filed April 28, 2017)
(h)(27)(i)	Participation Agreement – JPMorgan – Amendment 2	[Filed herewith]
(h)(28)	Participation Agreement – Legg Mason – Mutual Funds	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑41180 (filed April 29, 2020)
(h)(29)	Participation Agreement – Legg Mason – Variable Funds	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑138540 (filed April 28, 2017)
(h)(30)	Participation Agreement – Lord Abbett	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed April 15, 2011)
(h)(30)(i)	Participation Agreement – Lord Abbett – Amendment 1	[Filed herewith]
(h)(31)	Participation Agreement – MFS	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed December 28, 2012)
(h)(32)	Participation Agreement – Morgan Stanley	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑138540 (filed April 29, 2016)
(h)(33)	Participation Agreement – Neuberger Berman – AMT Funds	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑138540 (filed April 30, 2018)
(h)(34)	Participation Agreement – Neuberger Berman – Mutual Funds	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑41180 (filed April 30, 2018)
(h)(35)	Participation Agreement – Northern Trust	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-41180 (filed April 28, 2006)
(h)(36)	Participation Agreement – PIMCO – Mutual Funds	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑41180 (filed April 29, 2020)
(h)(37)	Participation Agreement – PIMCO – Variable Insurance Funds	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑138540 (filed April 29, 2020)
(h)(38)	Participation Agreement – Pioneer – Mutual Funds	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-41180 (filed April 30, 2013)
(h)(39)	Participation Agreement – Prudential – Mutual Funds	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑41180 (filed April 29, 2020)
(h)(40)	Participation Agreement – Putnam	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed December 28, 2012)
(h)(41)	Participation Agreement – RidgeWorth – Mutual Funds	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-41180 (filed April 30, 2013)
(h)(42)	Participation Agreement – Royce – Capital Fund	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 002-89328 (filed April 28, 2006)
(h)(42)(i)	Participation Agreement – Royce – Capital Fund – Amendment 1	[Filed herewith]

(h)(43)	Participation Agreement – Royce – Mutual Funds	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-41180 (filed April 27, 2007)
(h)(43)(i)	Participation Agreement – Royce – Mutual Funds – Amendment 1	[Filed herewith]

6

Exhibit Number	Description	Location
(h)(44)	Participation Agreement – RS Partners (Victory)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑41180 (filed April 28, 2017)
(h)(45)	Participation Agreement – Rydex – Mutual Funds	[Filed herewith]
(h)(46)	Participation Agreement – Rydex – Variable Funds	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-52114 (filed April 28, 2006)
(h)(47)	Participation Agreement – Rydex – Variable Funds – Amendment No. 6	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed March 9, 2007)
(h)(48)	Participation Agreement – SBL	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed April 30, 2014)
(h)(49)	Participation Agreement – Security Funds	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑41180 (filed April 30,2014)
(h)(50)	Participation Agreement – T. Rowe Price – Mutual Funds	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-41180 (filed April 29, 2011)
(h)(51)	Participation Agreement – T. Rowe Price – Variable Insurance Funds	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed February 21, 2013)
(h)(52)	Participation Agreement – T. Rowe Price – Variable Insurance Funds – Amendment No. 4	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-84159 (filed April 30, 2013)
(h)(53)	Participation Agreement – Virtus	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑41180 (filed April 30, 2018)
(h)(54)	Participation Agreement – Wells Fargo – Mutual Funds	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-41180 (filed April 30, 2013)
(h)(55)	Information Sharing Agreement – ABN AMRO (AMG)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-41180 (filed April 27, 2007)
(h)(56)	Information Sharing Agreement – AIM (Invesco)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 033-85592 (filed April 27, 2007)
(h)(57)	Information Sharing Agreement – ALPS (Ibbotson)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed February 21, 2013)
(h)(58)	Information Sharing Agreement – American Century	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 033-85592 (filed April 27, 2007)
(h)(59)	Information Sharing Agreement – American Funds	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed April 30, 2014)
(h)(60)	Information Sharing Agreement – Ariel	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-41180 (filed April 27, 2007)
(h)(61)	Information Sharing Agreement – Calamos	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-41180 (filed April 27, 2007)
(h)(62)	Information Sharing Agreement – Dreyfus	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 033-85592 (filed April 27, 2007)
(h)(63)	Information Sharing Agreement – Fidelity Insurance	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-41180 (filed April 27, 2007)
(h)(64)	Information Sharing Agreement – Fidelity – Mutual Funds	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-41180 (filed April 27, 2007)
(h)(65)	Information Sharing Agreement – Franklin Templeton	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed February 21, 2013)
(h)(66)	Information Sharing Agreement – Goldman Sachs	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-41180 (filed April 27, 2007)

7

Exhibit Number	Description	Location
(h)(67)	Information Sharing Agreement – Ivy – Mutual Funds	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-41180 (filed April 30, 2013)
(h)(68)	Information Sharing Agreement – Ivy – Variable Insurance Funds	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed February 21, 2013)
(h)(69)	Information Sharing Agreement – Janus	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-41180 (filed April 27, 2007)
(h)(70)	Information Sharing Agreement – Legg Mason	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-41180 (filed April 30, 2009)
(h)(71)	Information Sharing Agreement – MFS	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 033-85592 (filed April 27, 2007)
(h)(72)	Information Sharing Agreement – Neuberger Berman	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 033-85592 (filed April 27, 2007)
(h)(73)	Information Sharing Agreement – Northern Trust	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-41180 (filed April 27, 2007)
(h)(74)	Information Sharing Agreement – PIMCO	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 033-85592 (filed April 27, 2007)
(h)(75)	Information Sharing Agreement – Prudential	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-41180 (filed April 27, 2007)
(h)(76)	Information Sharing Agreement – Putnam	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed February 21, 2013)
(h)(77)	Information Sharing Agreement – Royce	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 033-85592 (filed April 27, 2007)
(h)(78)	Information Sharing Agreement – Rydex	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 033-85592 (filed April 27, 2007)
(h)(79)	Information Sharing Agreement – Security Funds	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-41180 (filed April 27, 2007)
(h)(80)	Information Sharing Agreement – T. Rowe Price	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-41180 (filed April 27, 2007)
(h)(81)	Information Sharing Agreement – Wells Fargo	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-89236 (filed April 27, 2007)
(i)	Administrative Contracts	[To be filed by amendment as applicable]
(j)	Other Material Contracts	[To be filed by amendment as applicable]
(k)	Opinion of Counsel	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑138540 (filed April 29, 2016)
(l)(1)	Consent of Independent Registered Public Accounting Firm	[To be filed by amendment as applicable]
(l)(2)	Consent of Counsel	[To be filed by amendment as applicable]
(m)	Omitted Financial Statements	Not Applicable
(n)	Initial Capital Agreements	Not Applicable
(o)(1)	Form of Initial Summary Prospectus – SecureDesigns	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-41180 (filed February 8, 2021)
(o)2	Initial Summary Prospectus – Security Benefit Advisor	[Filed herewith]
(p)(1)	Powers of Attorney of John F. Guyot, Michael P. Kiley, Roger S. Offermann, Barry G. Ward, Joseph Wittrock and Douglas G. Wolff	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑138540 (filed April 29, 2016).

8

Exhibit Number	Description	Location
(p)(2)	Power of Attorney of John P. Wohletz	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑138540 (filed April 28, 2017).

Item 28. Directors and Officers of the Depositor
The directors and principal officers of Security Benefit Life Insurance Company are set forth below.
Name and Principal Business Address*	Positions and Offices with Depositor
Michael P. Kiley	Chief Executive Officer and Chairman of the Board
Douglas G. Wolff	President and Director
John F. Guyot	Senior Vice President, General Counsel, Secretary and Director
Barry G. Ward	Senior Vice President, Chief Financial Officer, Chief Risk Officer, Treasurer and Director
Roger S. Offerman	Senior Vice President, Chief Actuary and Director
Joseph W. Wittrock	Senior Vice President, Chief Investment Officer, Director
Christopher D. Swickard	Vice President, Associate General Counsel, and Assistant Secretary
Albert J. DalPorto	Vice President, Product Development and Market Research
Jackie R. Fox	Vice President
Rui Guo	Vice President
Amy L. Comer	Vice President, Assistant General Counsel
Kevin Watt	Vice President
David G. Byrnes	Vice President

Cherie L. Huffman	Vice President, Investments
John R. Keddy	Vice President, Chief Technology Officer and Chief Information Security Officer
Robert Cicchi	Vice President and Chief Underwriter
John P. Wohletz	Vice President and Chief Accounting Officer
Susan J Lacey	Vice President and Controller
Jeanne R. Slusher	Vice President and Director of Audit
Carmen R. Hill	Vice President, Chief Compliance Officer and Chief Privacy Officer

Craig P. Weishaar	Vice President
Chris Ogburn	Vice President, Life Insurance
Richard J. wells	Vice President
Jessica Daniels	Vice President
Joseph Elmy	Vice President, Tax Director
Blaine Hirsch	Vice President
Paul Knoblauch	Vice President, head of Investment Accounting, Deputy Chief Risk Officer
Greg Kratz	Vice President
Jean Younger	Vice President, Chief Digital Officer and Six Sigma Leader
Cole Charnas	Vice President
*Located at *One Security Benefit Place, Topeka, KS 66636-0001

9

Item 29. Persons Controlled by or Under Common Control with the Depositor or Registrant
The Depositor, Security Benefit Life Insurance Company (“SBL” or “the Company”), is a wholly-owned subsidiary of SBL Holdings, LLC. The Registrant is a segregated asset account of SBL. The list of companies controlled by or under common control with SBL Holdings, LLC is set forth below.
Name	Jurisdiction	Percent of Voting Securities Owned
Todd L. Boehly, Individual
100 N. Crescent Holdings LLC	DE	100%	by Mayfair Portfolio Trust, LLC
100 N. Crescent LLC	DE	100%	by 100 N. Cresent Holdings LLC
123 West 57th Street Holdings LLC	DE	90%	by CI W57th Street Holdings LLC
123 West 57th Street Property Owner LLC	DE	100%	by 123 West 57th Street Holdings LLC
125 West 57th Street Holdings LLC	DE	90%	by CI W57th Street Holdings LLC
125 West 57th Street Mezz, LLC	DE	100%	by 125 West 57th Street Holdings LLC
125 West 57th Street Property Owner LLC	DE	100%	by 125 West 57th Street Holdings LLC
13 FEG Asset Production, LLC	DE	100%	by 13FEG Ops, LLC
13 FEG Haunted Holdings, LLC	DE	100%	by 13FEG Ops, LLC
13 FEG LA Holdings, LLC	DE	100%	by 13 FEG Haunted Holdings, LLC
13 FEG Touring Events, LLC	DE	100%	by 13FEG Ops, LLC
13FEG Alamo Production, LLC	DE	100%	by 13 FEG Asset Production, LLC
13FEG Columbus Holdings, LLC	DE	100%	by 13 FEG Haunted Holdings, LLC
13FEG IP, LLC	DE	100%	by Thirteenth Floor Entertainment Group, LLC
13FEG Jacksonville Holdings, LLC	DE	100%	by 13 FEG Haunted Holdings, LLC
13FEG New Orleans, LLC	DE	100%	by 13 FEG Haunted Holdings, LLC
13FEG Ops, LLC	DE	100%	by Thirteenth Floor Entertainment Group, LLC
13th Floor Denver Holdings, LLC	CO	100%	by 13 FEG Haunted Holdings, LLC
234 Productions, LLC	DE	100%	by Fulwell 73 Productions US, Inc.
2525 Atlantic LLC	DE	100%	by Eldridge Charlston LLC
3030 Chain Bridge Road, LLC	DE	90%	by SBT Investors, LLC
333 Fish Tacos NY 1, LLC	NY	100%	by Fish Tacos NY 1, LLC
37-41 Mortimer GP LTD	GBR	100%	by 37-41 Mortimer Street LLP
37-41 Mortimer LP	GBR	99.99%	by 37-41 Mortimer Unit Trust
37-41 Mortimer Nominee 1 Ltd	GBR	100%	by 37-41 Mortimer GP LTD
37-41 Mortimer Nominee 2 Ltd	GBR	100%	by 37-41 Mortimer GP LTD
37-41 Mortimer Opco Ltc	GBR	100%	by 37-41 Mortimer Street LLP
37-41 Mortimer Street LLP	GBR	0%	Board rights held by CH Capital A Holdings LLc
37-41 Mortimer Unit Trust	JEY	99.99%	by 37-41 Mortimer Street LLP
688 Bronx Commissary, LLC	NY	100%	by MPQ 688 Bronx HoldCo, LLC
700 Edgewater Development Mezz, LLC	DE	100%	by CHE Edgewater LLC
700 Edgewater Development Parent, LLC	DE	40%	by CHE Edgewater LLC
700 Edgewater Development, LLC	DE	100%	by CHE Edgewater LLC
720 NE Street Holdco LLC	DE	100%	by CHE NE Street LLC
720 NE Street LLC	DE	50%	by CHE NE Street LLC
720 NE Street PropCo LLC	DE	100%	by CHE NE Street LLC
9350 Civic Center Drive, LLC	DE	100%	by 9350 Civic Center JV, LLC
9350 Civic Center JV, LLC	DE	50%	by SBC Civic Center LLC
A Bus Could Run Limited	GBR	100%	by Fulwell 73 Limited

10

Name	Jurisdiction	Percent of Voting Securities Owned
A24 Analytics LLC	DE	100%	by A24 Films LLC
A24 Distribution, LLC	DE	100%	by A24 Films LLC
A24 Films, LLC	DE	35%	by Valence A24, LLC
A24 International LLC	DE	100%	by A24 Films LLC
A24 Investments LLC	DE	100%	by A24 Films LLC
A24 Merch LLC	DE	100%	by A24 Films LLC
A24 Music LLC	DE	100%	by A24 Films LLC
A24 Productions 1 LLC	DE	100%	by A24 Films LLC
A24 Productions 2 LLC	DE	100%	by A24 Films LLC
A24 Services, LLC	DE	100%	by A24 Films LLC
A24 Studios LLC	DE	100%	by A24 Films LLC
A24 Sunset LLC	DE	100%	by A24 Films LLC
A24 TV Inc.	DE	100%	by After The Fact LLC
A24 TV LLC	DE	100%	by A24 Films LLC
A24 Ventures LLC	DE	100%	by A24 Films LLC
AB 148 Madison, LLC	NY	100%	by Aurify Brands, LLC
AB Wellco, LLC	DE	100%	by Aurify Brands, LLC
Aequitas Estates (Poyle) Ltd	GBR	100%	by GDL (Aylesbury) Ltd
Aero Solutions Srl	Italy	100%	by Sirio S.p.A.
After The Fact LLC	DE	100%	by A24 Films LLC
AIC The Film Limited	GBR	100%	by Fulwell 73 Limited
Air Eldridge LLC	DE	100%	by Eldridge Corporate Services, LLC
Aircraft Hangar Services LLC	DE	100%	by Air Eldridge LLC
Alpha Data, LLC	DE	100%	by P-MRC Data, LLC
Apocalypse Events LLC	CO	100%	by 13 FEG Touring Events, LLC
APQ 10 Fifth Avenue NY, LLC	DE	100%	by LPQ USA, LLC
APQ 1131 Madison Avenue NY, LLC	DE	100%	by LPQ USA, LLC
APQ 1399 Madison NY, LLC	DE	100%	by LPQ USA, LLC
APQ 1592 First Avenue NY, LLC	DE	100%	by LPQ USA, LLC
APQ 17th Street DC, LLC	DE	100%	by LPQ USA, LLC
APQ 33 Bakery Annex NY, LLC	DE	100%	by LPQ USA, LLC
APQ 33 Street Bakery NY, LLC	DE	100%	by LPQ USA, LLC
APQ 708 Third Avenue NY, LLC	DE	100%	by LPQ USA, LLC
APQ 85 Broad NY, LLC	DE	100%	by LPQ USA, LLC
APQ 8th and Walnut PA, LLC	DE	100%	by LPQ USA, LLC
APQ 933 Broadway NY, LLC	DE	100%	by LPQ USA, LLC
APQ Americana CA, LLC	DE	100%	by LPQ USA, LLC
APQ Bethesda MD, LLC	DE	100%	by LPQ USA, LLC
APQ Beverly Hills CA, LLC	DE	100%	by LPQ USA, LLC
APQ Blaine Mansion DC, LLC	DE	100%	by LPQ USA, LLC
APQ Bleecker NY, LLC	DE	100%	by LPQ USA, LLC
APQ Bryant Park Kiosk NY, LLC	DE	100%	by LPQ USA, LLC
APQ Bryant Park NY, LLC	DE	100%	by LPQ USA, LLC
APQ Calabasas CA, LLC	DE	100%	by LPQ USA, LLC
APQ Capitol Hill DC, LLC	DE	100%	by LPQ USA, LLC

11

Name	Jurisdiction	Percent of Voting Securities Owned
APQ Carnegie Hill NY, LLC	DE	100%	by LPQ USA, LLC
APQ Carroll Square DC, LLC	DE	100%	by LPQ USA, LLC
APQ Central Park NY, LLC	DE	100%	by LPQ USA, LLC
APQ Chevy Chase MD, LLC	DE	100%	by LPQ USA, LLC
APQ Claremont CA, LLC	DE	100%	by LPQ USA, LLC
APQ Clarendon VA, LLC	DE	100%	by LPQ USA, LLC
APQ Coconut Grove FL, LLC	DE	100%	by LPQ USA, LLC
APQ E53 NY, LLC	DE	100%	by LPQ USA, LLC
APQ E65 NY, LLC	DE	100%	by LPQ USA, LLC
APQ Encino Bakery CA, LLC	DE	100%	by LPQ USA, LLC
APQ Fashion Island CA, LLC	DE	100%	by LPQ USA, LLC
APQ First Avenue NY, LLC	DE	100%	by LPQ USA, LLC
APQ Florence Bakery Annex CA, LLC	DE	100%	by LPQ USA, LLC
APQ Garden City NY, LLC	DE	100%	by LPQ USA, LLC
APQ Grand Central West NY, LLC	DE	100%	by LPQ USA, LLC
APQ Greenwich CT, LLC	DE	100%	by LPQ USA, LLC
APQ Larchmont CA, LLC	DE	100%	by LPQ USA, LLC
APQ Lincoln Square NY, LLC	DE	100%	by LPQ USA, LLC
APQ Manhattan Beach CA, LLC	DE	100%	by LPQ USA, LLC
APQ Merrifield VA, LLC	DE	100%	by LPQ USA, LLC
APQ Mineral Springs NY, LLC	DE	100%	by LPQ USA, LLC
APQ New Canaan CT, LLC	DE	100%	by LPQ USA, LLC
APQ Rye NY, LLC	DE	100%	by LPQ USA, LLC
APQ Sailboat Pond NY, LLC	DE	100%	by LPQ USA, LLC
APQ South End Avenue NY, LLC	DE	100%	by LPQ USA, LLC
APQ South Gayley CA, LLC	DE	100%	by LPQ USA, LLC
APQ Spring Valley DC, LLC	DE	100%	by LPQ USA, LLC
APQ Studio City CA, LLC	DE	100%	by LPQ USA, LLC
APQ Tribeca NY, LLC	DE	100%	by LPQ USA, LLC
APQ Tuxedo Bakery MD, LLC	DE	100%	by LPQ USA, LLC
APQ Union Square NY, LLC	DE	100%	by LPQ USA, LLC
APQ Verdi Park NY, LLC	DE	100%	by LPQ USA, LLC
APQ Villa Marina CA, LLC	DE	100%	by LPQ USA, LLC
APQ Westlake CA, LLC	DE	100%	by LPQ USA, LLC
APQ Wildwood MD, LLC	DE	100%	by LPQ USA, LLC
Arch Portfolio Trust, LLC	DE	100%	by EPH, LLC
Arotr LLC	DE	49%	by StarVista Live LLC
Arstar Productions, LLC	CA	100%	by Keshet/dcp LLC
Asian Perspective Media, LLC	DE	100%	by Valence APM, LLC
Asylum Holdings, LLC	CO	100%	by 13 FEG Haunted Holdings, LLC
Atrium Sports, Inc.	DE	46.39%	by Palmer Portfolio Trust, LLC
Atrium Sports, Ltd.	UK	100%	by Atrium Sports, Inc.
Atrium Sports, Pty. Ltd.	AU	100%	by Atrium Sports, Inc.
Aurify Brands Holdings, LLC	NY	100%	by Aurify Brands, LLC
Aurify Brands, LLC	NY	30.1%	by Palmer Portfolio Trust, LLC

12

Name	Jurisdiction	Percent of Voting Securities Owned
Aurify Brands, LLC	NY	29.7%	by Putnam Asset Holdings, LLC
Aurify Brands, LLC	NY	23.2%	by Arch Portfolio Trust, LLC
Aurify Fish Tacos Holdings LLC	NY	100%	by Aurify Brands Holdings, LLC
Baia Waterviews LLC	DE	100%	by CHE Edgewater LLC
Baleta sp.zo.o	Poland	100%	by PZO JV B.V.
Ballinshire Asset Holdings, LLC	DE	100%	by Ballinshire Capital Funding Trust
Ballinshire Asset Holdings, LLC	DE	100%	by EPH Holdings, LLC
Ballinshire Capital Funding Trust	DE	100%	by EPH Holdings, LLC
Ballinshire FA Holdings, LLC	NJ	100%	by Ballinshire Capital Funding Trust
Bambino Films LLC	DE	100%	by MRC II Holdings, LP
Bambino Films UK Limited	GBR	100%	by MRC II Holdings, LP
Banner Creek Bridge, LLC	KS	100%	by Security Benefit Corporation
Bastille Euro CLO 2020-3 DAC	Ireland	0%	Mgmt. by CBAM CLO Management LLC
Bath Road Properties Ltd.	GBR	75%	by Galliard Developments Ltd
BBMA Holdings I, LLC	DE	100%	by dcp LLC
BBMA Holdings, LLC	DE	100%	by DCP Rights, LLC
BBMA Parent, LLC	DE	100%	by CP Investment Holdings, LLC
BCM 625 Broadway Holdco LLC	DE	93%	by CI San Diego Holdings LLC
BCM 625 Broadway LLC	DE	100%	by BCM 625 Broadway Holdco LLC
Be Funny When You Can LLC	LA	100%	by A24 Films LLC
Beach Hotel Associates LLC	DE	100%	by EC 17th Street MezzCo LLC
Beaumont Hills LLC	DE	100%	by Cain Hoy UK Holdings Limited
BEEU The Film Limited	GBR	100%	by Fulwell 73 UK Limited
Benedict White, LLC	CA	100%	by MRC II Holdings, LP
BHDM LendCo, LLC	DE	100%	by Cain International LP
Big Week CDN Productions Inc.	CAN	100%	by MRC II Holdings, LP
Big Week Productions, LLC	CA	100%	by MRC II Holdings, LP
Bilbao Asset Holdings, LLC	DE	100%	by Bilbao Capital, LLC
Bilbao Capital, LLC	DE	100%	by SBT Investors, LLC
Bilbao-KCI, LLC	DE	90%	by Bilbao Capital, LLC
Billboard IP Holdings LLC	DE	50%	by Billboard Media, LLC
Billboard IP Holdings, LLC	DE	50%	by BBMA Holdings, LLC
Billboard Media, LLC	DE	100%	by P-MRC Music, LLC
Bird of Paradise LLC	DE	100%	by A24 Films LLC
Blackbrook Capital (Europe) Carry LP	UK	0%	Mgmt. by Blackbrook Capital (Europe) GP, LLC
Blackbrook Capital (Europe) GP, LLC	DE	100%	by Eldridge BB Holdings, LLC
Blackbrook Capital (Europe) Limited	UK	100%	by Blackbrook Capital (Europe) LP
Blackbrook Capital (Europe) LP	UK	0%	Mgmt. by Blackbrook Capital (Europe) GP, LLC
Blackbrook Capital (Europe) SARL	LUX	100%	by Blackbrook Capital (Europe) LP
Blackbrook Property Holdings SARL	LUX	100%	by Blackbrook Capital (Europe) SARL
Bleeker Ltd.	CYM	0%	Mgmt. by CBAM CLO Management LLC
Blue Cat Productions, LLC	DE	100%	by MRC II Holdings, LP
Bombshow Productions, LLC	CA	100%	by Keshet/dcp LLC
Brewskee Limited	GBR	100%	by Competitive Socialising Limited
Bridge Road Southall 2 Ltd	GBR	100%	by Bridge Road Southall Ltd

13

Name	Jurisdiction	Percent of Voting Securities Owned
Bridge Road Southall Ltd	GBR	64.3%	by Galliard Developments Ltd
Bridge Road Southall Newco Limited	GBR	61.9%	by Galliard Developments Ltd
Bros The Film Limited	GBR	100%	by Fulwell 73 UK Limited
Buda Hills JV B.V.	Netherlands	90%	by CIEF1 UK Holdings Limited
C092 The Film Limited	GBR	50%	by Fulwell 73 Limited
C4G Holdings, LLC	DE	100%	by Lifestyle Products Group LLC
Cain Hoy Enterprises (U.K.) Limited	GBR	100%	by Cain Hoy UK Holdings Limited
Cain Hoy Finance Limited	GBR	100%	by CH Capital A Holdings LLc
Cain Hoy UK Holdings Limited	MLT	100%	by CHE UK Holdings LP
Cain Hoy US LLC	DE	100%	by Cain International LP
Cain International Advisers Ltd	GBR	100%	by Cain International AM LP
Cain International Agent Ltd	GBR	100%	by Cain International AM LP
Cain International AM LP	GBR	0%	Mgmt. by CI AM GP Ltd
Cain International Equity Fund 2 GP LLC	DE	100%	by Cain International AM LP
Cain International Equity Fund 2 LP	DE	80%	by Cain International Equity Fund 2 GP LLC
Cain International Equity Fund 2 LP	DE	20%	by CI Founder Partner LP
Cain International European Real Estate Opportunity Fund I GP Limited	GBR	100%	by Cain International AM LP
Cain International European Real Estate Opportunity Fund I GP Limited	JEY	100%	by Cain International AM LP
Cain International European Real Estate Opportunity Fund I LP	GBR	0%	Mgmt. by Cain International European Real Estate Opportunity Fund I GP Limited
Cain International European Real Estate Opportunity Fund I LP	JEY	0%	Mgmt. by Cain International European Real Estate Opportunity Fund I GP Limited
Cain International II LP	DE	0%	Mgmt. by Eldridge CH GP LLC
Cain International LP	DE	0%	Mgmt. by Eldridge CH GP LLC
Cain International Management Ltd	GBR	100%	by Cain International AM LP
Cain International UK Services Ltd	GBR	100%	by Cain International AM LP
Cain International US Services LP	DE	0%	Mgmt. by CI US Services GP LLC
CAIS Access Fund - Asia Fund IV GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Access Fund - Asia Fund IV LP	DE	0%	Mgmt. by CAIS Access Fund - Asia Fund IV GP LLC
CAIS Access Fund - BCRE I GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Access Fund - BCRE I LP	DE	0%	Mgmt. by CAIS Access Fund - BCRE I GP LLC
CAIS Access Fund - BCRE II GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Access Fund - BCRE II LP	DE	0%	Mgmt. by CAIS Access Fund - BCRE II GP LLC
CAIS Access Fund - MMC 2018 (Offshore) LP	CYM	0%	Mgmt. by CAIS Access Fund - MMC 2018 GP LLC
CAIS Access Fund - MMC 2018 GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Access Fund - MMC 2018 LP	DE	0%	Mgmt. by CAIS Access Fund - MMC 2018 GP LLC
CAIS Apollo HV Access Fund GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Apollo Hybrid Value Access Fund LP	DE	0%	Mgmt. by CAIS Apollo HV Access Fund GP LLC
CAIS BC Fund XIII, GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS BC Fund XIII, LP	DE	0%	Mgmt. by CAIS BC Fund XIII, GP LLC
CAIS Blackstone Growth GP LLC	DE	100%	by Capital Integration Systems LLC

14

Name	Jurisdiction	Percent of Voting Securities Owned
CAIS Blackstone Growth LP	DE	0%	Mgmt. by CAIS Blackstone Growth GP LLC
CAIS Blackstone TAS V GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Blackstone TAS V LP	DE	0%	Mgmt. by CAIS Blackstone TAS V GP LLC
CAIS Blackstone TAS VI GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Blackstone TAS VI LP	DE	0%	Mgmt. by CAIS Blackstone TAS VI GP LLC
CAIS Capital LLC	DE	100%	by Capital Integration Systems LLC
CAIS Carlyle Direct Access GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Carlyle Direct Access LP	DE	0%	Mgmt. by CAIS Carlyle Direct Access GP LLC
CAIS Carlyle Renewable and Sustainable Energy Fund GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Carlyle Renewable and Sustainable Energy Fund LP	DE	0%	Mgmt. by CAIS Carlyle Renewable and Sustainable Energy Fund GP LLC
CAIS Crawford Lake Fund Ltd.	CYM	0%	Mgmt. by Capital Integration Systems LLC
CAIS DES Composite Fund LLC	DE	100%	by Capital Integration Systems LLC
CAIS DES Oculus LLC	DE	100%	by Capital Integration Systems LLC
CAIS DES Oculus Ltd.	CYM	0%	Mgmt. by Capital Integration Systems LLC
CAIS Financial Credit Investment IV Access Fund GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Financial Credit Investment IV Access Fund LP	DE	0%	Mgmt. by CAIS Financial Credit Investment IV Access Fund GP LLC
CAIS ICG Strategic Equity III GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS ICG Strategic Equity III LP	DE	0%	Mgmt. by CAIS ICG Strategic Equity III GP LLC
CAIS ICG Strategic Equity IV GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS ICG Strategic Equity IV LP	DE	0%	Mgmt. by CAIS ICG Strategic Equity IV GP LLC
CAIS Insurance Solutions LLC	DE	100%	by Capital Integration Systems LLC
CAIS Mercer Private Equity Vintage Fund (TE) I LP	DE	0%	Mgmt. by CM PEVF I GP LLC
CAIS Mercer Private Equity Vintage Fund I LP	DE	0%	Mgmt. by CM PEVF I GP LLC
CAIS Millennium Intl. Ltd.	CYM	0%	Mgmt. by Capital Integration Systems LLC
CAIS Millennium USA LLC	DE	100%	by Capital Integration Systems LLC
CAIS OZMF LLC	DE	100%	by Capital Integration Systems LLC
CAIS OZMF Ltd.	CYM	0%	Mgmt. by Capital Integration Systems LLC
CAIS Paloma International Ltd.	CYM	0%	Mgmt. by Capital Integration Systems LLC
CAIS Paloma Partners LLC	DE	100%	by Capital Integration Systems LLC
CAIS Third Point Offshore Fund Ltd.	CYM	0%	Mgmt. by Capital Integration Systems LLC
CAIS Third Point Partners LLC	DE	100%	by Capital Integration Systems LLC
CAIS WorldQuant Millennium WMQS GEAE LLC	DE	100%	by Capital Integration Systems LLC
CAIS WorldQuant Millennium WMQS GEAE Ltd.	CYM	0%	Mgmt. by Capital Integration Systems LLC
Canon Portfolio Trust, LLC	KS	100%	by EPH, LLC
Capital Integration Systems LLC	DE	36.17%	by Eldridge CG Holdings LLC
CardCash Holdings, LLC	DE	86%	by Wanamaker Portfolio Trust, LLC
Carlostron, LLC	DE	100%	by Media Capital Holdings, LLC
Cavalcade Productions, LLC	DE	100%	by MRC II Holdings, LP
CBAM 2018-5 Ltd.	CYM	0%	Mgmt. by CBAM CLO Management LLC

15

Name	Jurisdiction	Percent of Voting Securities Owned
CBAM 2018-6 Ltd.	CYM	0%	Mgmt. by CBAM CLO Management LLC
CBAM 2018-7, Ltd.	CYM	0%	Mgmt. by CBAM CLO Management LLC
CBAM 2019-10, Ltd.	CYM	0%	Mgmt. by CBAM CLO Management LLC
CBAM 2019-11, Ltd.	CYM	0%	Mgmt. by CBAM CLO Management LLC
CBAM 2019-9, Ltd.	CYM	0%	Mgmt. by CBAM CLO Management LLC
CBAM 2020-12, Ltd.	CYM	0%	Mgmt. by CBAM CLO Management LLC
CBAM 2020-13, Ltd.	CYM	0%	Mgmt. by CBAM CLO Management LLC
CBAM Charleston, LLC	DE	100%	by CBAM Holdings, LLC
CBAM CLO 2017-1, LTD	CYM	0%	Mgmt. by CBAM CLO Management LLC
CBAM CLO 2017-2, LTD	CYM	0%	Mgmt. by CBAM CLO Management LLC
CBAM CLO 2017-3, LTD	CYM	0%	Mgmt. by CBAM CLO Management LLC
CBAM CLO 2017-4, LTD	CYM	0%	Mgmt. by CBAM CLO Management LLC
CBAM CLO Management Europe, LLC	DE	100%	by CBAM Partners, LLC
CBAM CLO Management LLC	DE	100%	by CBAM Partners, LLC
CBAM Credit Opportunities Fund GP, LLC	DE	100%	by CBAM Partners, LLC
CBAM Credit Opportunities Fund, LP	DE	100%	by CBAM Partners, LLC
CBAM Credit Opportunities Master Fund, LP	CYM	100%	by CBAM Partners, LLC
CBAM Credit Opportunities Offshore Fund, LP	CYM	100%	by CBAM Partners, LLC
CBAM Equity Fund GP, LLC	DE	100%	by CBAM Partners, LLC
CBAM Equity Fund, LP	DE	100%	by CBAM Equity Fund GP, LLC
CBAM Feeco, LLC	DE	100%	by CBAM Partners, LLC
CBAM Holdings, LLC	DE	56.5%	by Eldridge AM Holdings, LLC
CBAM MAG Finance, LLC	KS	100%	by Chain Bridge Opportunistic Funding Holdings, LLC
CBAM Partners, LLC	DE	100%	by CBAM Holdings, LLC
CBAM Secured Loan Fund GP, LLC	DE	100%	by CBAM Holdings, LLC
CBAM Secured Loan Fund, LP	DE	100%	by CBAM Secured Loan Fund GP, LLC
Celiana sp. zo. O	Poland	100%	by PZO JV B.V.
CF-G Funding II, LLC	DE	100%	by Gennessee Insurance Agency, LLC
CF-G Funding III, LLC	DE	100%	by Gennessee Insurance Agency, LLC
CF-G Funding, LLC	DE	100%	by Gennessee Insurance Agency, LLC
CH Capital A Holdings LLC	DE	100%	by Cain Hoy UK Holdings Limited
CH Galliard (Courchevef PW) LLP	GBR	0%	Board rights held by CH Capital A Holdings LLc
CH Kansas, LLC	KS	100%	by Security Benefit Corporation
CH McCourt (The Stage) LLC	DE	0%	Board rights held by CH Capital A Holdings LLc
Chain Bridge Opportunistic Funding Holdings, LLC	KS	100%	by Security Benefit Corporation
Chain Bridge Opportunistic Funding, LLC	KS	100%	by Chain Bridge Opportunistic Funding Holdings, LLC
CHE 830 Brickell LLC	DE	100%	by CHE Miami Holdings LLC
CHE Edgewater LLC	DE	100%	by CHE Miami Holdings LLC
CHE Miami Holdings LLC	DE	100%	by CHE US Holdings LLC
CHE NE Street LLC	DE	100%	by CHE Miami Holdings LLC
CHE SBE Holdings, LLC	DE	100%	by CHE US Holdings LLC
CHE SJG Holdings LLC	DE	100%	by CHE US Holdings LLC

16

Name	Jurisdiction	Percent of Voting Securities Owned
CHE SJG LLC	DE	100%	by CHE SJG Holdings LLC
CHE South Brickell LLC	DE	100%	by CHE Miami Holdings LLC
CHE UK GP Limited	JEY	100%	by Cain International LP
CHE UK Holdings LP	JEY	0%	Mgmt. by CHE UK GP Limited
CHE US Holdings LLC	DE	100%	by Cain International LP
Chemex I Corp.	OK	100%	by El Dorado Chemical Company
Cherokee Nitrogen L.L.C.	OK	100%	by LSB Chemical L.L.C.
Chesney Park, LLC	DE	100%	by Dayton Funding, LLC
Chubby Panda LLC	DE	100%	by A24 Films LLC
CI AM GP Ltd	GBR	100%	by Cain International II LP
CI AM UK Holdings Limited	GBR	100%	by Cain International AM LP
CI BH Holdings II LLC	DE	71.49%	by Cain International LP
CI BH Holdings II LLC	DE	28.51%	by Mason Portfolio Trust, LLC
CI BH Holdings LLC	DE	71.5%	by Cain International LP
CI BH Holdings LLC	DE	28.5%	by Wanamaker Portfolio Trust, LLC
CI Boston Holdings LLC	DE	49%	by Cain International LP
CI Boston Holdings LLC	DE	51%	by Cain International Equity Fund 2 LP
CI CB3 Subfund	Ireland	100%	by Cain International European Real Estate Opportunity Fund I LP
CI Diplomat Holdings LLC	DE	100%	by Cain International LP
CI DMO Holding 2 LLC	DE	100%	by BCM 625 Broadway Holdco LLC
CI DMO Holdings LLC	DE	100%	by Cain International LP
CI EREO I CIP GP Limited	GBR	100%	by Cain International AM LP
CI EREO I CIP GP Limited	JEY	100%	by Cain International AM LP
CI EREO I CIP LP	GBR	0%	Mgmt. by CI EREO I CIP GP Limited
CI EREO I CIP LP	JEY	0%	Mgmt. by CI EREO I CIP GP Limited
CI ExchangeCo Limited	GBR	99%	by Cain Hoy UK Holdings Limited
CI ExchangeCo Limited	GBR	1%	by Cain Hoy Enterprises (U.K.) Limited
CI FCL Funding 1 Limited	GBR	100%	by CI FCL Investor LP
CI FCL Investor GP Limited	GBR	100%	by Cain International LP
CI FCL Investor LP	GBR	100%	by CI FCL Investor GP Limited
CI Founder Partner GP LLC	DE	100%	by Cain International LP
CI Founder Partner LP	DE	0%	Mgmt. by CI Founder Partner GP LLC
CI GGL Limited	GBR	100%	by CH Capital A Holdings LLC
CI Koryfeum Sarl	LUX	100%	by CIEF1 UK Holdings Limited
CI Milan Limited	GBR	100%	by Jampurchaseco Limited
CI Roman Holdings Sarl	LUX	100%	by CIEF1 UK Holdings Limited
CI San Diego Holdings LLC	DE	14%	by Cain International LP
CI Sponsor LLC	DE	100%	by Cain International LP
CI US Services GP LLC	DE	100%	by Cain International AM LP
CI W57th Street Holdings LLC	DE	49%	by Cain International LP
CI W57th Street Holdings LLC	DE	51%	by Cain International Equity Fund 2 LP
CIEF1 UK Holdings Limited	GBR	100%	by Cain International European Real Estate Opportunity Fund I LP
Click Records, Inc.	DE	100%	by dcp Holdco I, LLC

17

Name	Jurisdiction	Percent of Voting Securities Owned
CM PEVF I GP LLC	DE	100%	by Capital Integration Systems LLC
Collins Park, LLC	KS	100%	by Dayton Funding, LLC
Competitive Socialising Limited	GBR	68.81%	by Jampurchaseco Limited
Competitive Socializing U.S., LLC	DE	100%	by Competitive Socialising Limited
Convergent Holdings LLC	DE	100%	by SE2 Technologies LLC
Corporate Funding VIII, LLC	DE	100%	by EPH Holdings, LLC
Country Music Cruise 18 LLC	DE	100%	by StarVista Live LLC
Country Music Cruise 19 LLC	DE	100%	by StarVista Live LLC
Country Music Cruise 20 LLC	DE	100%	by StarVista Live LLC
Country Music Cruise 21 LLC	DE	100%	by StarVista Live LLC
CP Investment Holdings, LLC	DE	100%	by dcp Holdco II, LLC
CPI Productions, Inc.	DE	100%	by dcp Holdco I, LLC
Craneshaw House Limited	GBR	66%	by Galliard Developments Ltd
Creativity Media Ltd	GBR	100%	by Fulwell 73 Limited
CSL (Jam) Limited	GBR	100%	by Competitive Socialising Limited
Davisville Holdings S.a r.l	LUX	90%	by CIEF1 UK Holdings Limited
Dawn Acres II, LLC	DE	100%	by Security Benefit Corporation
Dawn Acres III, LLC	DE	100%	by Security Benefit Corporation
Dawn Acres IV, LLC	DE	100%	by Security Benefit Corporation
DC Company Music, LLC	CA	100%	by dick clark productions, LLC
dcp Corp.	DE	100%	by dcp Holdco I, LLC
DCP Funding LLC	DE	81.5%	by Valence Media Partners, LLC
DCP Guaranty Services, LLC	DE	100%	by dick clark productions, LLC
dcp Holdco I, LLC	DE	100%	by DCP Funding LLC
dcp Holdco II, LLC	DE	100%	by Mirror Media IP Holdings, LLC
dcp LLC	DE	100%	by CP Investment Holdings, LLC
DCP Rights, LLC	DE	100%	by DCP Guaranty Services, LLC
dcp TL Funding LLC	DE	50%	by CP Investment Holdings, LLC
Dcpg investco, LLC	DE	100%	by dcp LLC
Dcpl investco, LLC	DE	100%	by dcp LLC
Death On A Tuesday LLC	DE	100%	by A24 Films LLC
Denver Zombie Crawl, LLC	CO	100%	by 13 FEG Touring Events, LLC
Desert Screams LLC	AZ	100%	by 13 FEG Haunted Holdings, LLC
DHAI Video LLC	DE	100%	by Direct Holdings Global LLC
Dick Clark Communications, Inc.	DE	100%	by dcp Holdco I, LLC
Dick Clark Features, Inc.	CA	100%	by dcp Holdco I, LLC
Dick Clark Film Group, Inc.	CA	100%	by dcp Holdco I, LLC
Dick Clark Kids, Inc.	DE	100%	by dcp Holdco I, LLC
Dick Clark Media Archives, LLC	CA	100%	by dick clark productions, LLC
dick clark productions, LLC	DE	100%	by dcp LLC
Dick Clark Restaurants, Inc.	DE	100%	by dcp Holdco I, LLC
Digital Media Asset Holdings, LLC	DE	100%	by Media Capital Holdings, LLC
Direct Holdings Americas LLC	DE	100%	by Direct Holdings U.S. LLC
Direct Holdings Customer Service Inc.	DE	100%	by Direct Holdings Americas LLC
Direct Holdings Global LLC	DE	100%	by Mosaic Media Investment Partners, LLC

18

Name	Jurisdiction	Percent of Voting Securities Owned
Direct Holdings IP LLC	DE	100%	by Direct Holdings U.S. LLC
Direct Holdings Libraries Inc.	DE	100%	by dcp Holdco I, LLC
Direct Holdings U.S. LLC	DE	100%	by Direct Holdings Global LLC
DLICT, LLC	DE	75%	by Eldridge Industries, LLC
DNBR Funding II, LLC	DE	100%	by Dunbarre Insurance Agency, LLC
DNBR Funding, LLC	KS	100%	by Dunbarre Insurance Agency, LLC
Do It Live LLC	DE	100%	by A24 Films LLC
Donkey Elephant Productions, LLC	DE	100%	by Mayfair Portfolio Trust, LLC
DS Malecon Holdings LLC	DE	100%	by Steamboat Portfolio Trust, LLC
DS MB Holdings LLC	DE	100%	by Steamboat Portfolio Trust, LLC
DTC The Film Limited	GBR	100%	by Fulwell 73 UK Limited
Dunbarre Insurance Agency, LLC	DE	100%	by SBL Holdings, Inc.
Dynamo 1C S.a.r.l.	DE	100%	by Dynamo Holdings SCSP
Dynamo GP S.a.r.l.	LUX	50%	by CH Galliard (Courchevef PW) LLP
Dynamo Holdings SCSP	LUX	0%	Mgmt. by Dynamo GP S.a.r.l.
Dynamo PW S.a.r.l.	LUX	100%	by Dynamo Holdings SCSP
E&D PH RE Holdings LLC	DE	100%	by E&D RE Holdings LLC
E&D RE Holdings LLC	DE	49.99%	by Eldridge E&D RE Holdings LLC
E&D W RE 1546 NC HWY 56 LLC	DE	100%	by E&D W RE Holdings LLC
E&D W RE 1808 MIAMI BLVD LLC	DE	100%	by E&D W RE Holdings LLC
E&D W RE 2214 ERIC LANE LLC	DE	100%	by E&D W RE Holdings LLC
E&D W RE 226 GRAHAM-HOPDALE RD LLC	DE	100%	by E&D W RE Holdings LLC
E&D W RE 2423 S CHURCH ST LLC	DE	100%	by E&D W RE Holdings LLC
E&D W RE 375 S CHURTON ST LLC	DE	100%	by E&D W RE Holdings LLC
E&D W RE 735 MADISON BLVD LLC	DE	100%	by E&D W RE Holdings LLC
E&D W RE 808 E ATLANTIC ST LLC	DE	100%	by E&D W RE Holdings LLC
E&D W RE Holdings LLC	DE	100%	by E&D RE Holdings LLC
E&D W RE 1301 MEBANE OAKS RD LLC	DE	100%	by E&D W RE Holdings LLC
E10 Holdings Kft	Hungary	100%	by Buda Hills JV B.V.
E10 Project Kft	Hungary	100%	by E10 Holdings Kft
EACS II, LLC	DE	100%	by Eldridge Industries, LLC
EACS LLC	DE	100%	by Eldridge Industries, LLC
Earhart Capital, LLC	KS	100%	by Security Benefit Corporation
Easy Mark, LLC	CA	100%	by MRC II Holdings, LP
EBBH, LLC	DE	100%	by Eldridge Industries, LLC
EC 17th Street Holdings LLC	DE	100%	by Eldridge 17th Street Holdings LLC
EC 17th Street MezzCo LLC	DE	100%	by EC 17th Street Holdings LLC
EC 58th Street Holdings II LLC	DE	100%	by EC 58th Street Holdings LLC
EC 58th Street Holdings LLC	DE	100%	by Eldridge 58th Street Holdings LLC
EC 58th Street LLC	DE	100%	by EC 58th Street MezzCo LLC
EC 58th Street MezzCo LLC	DE	100%	by EC 58th Street Holdings II LLC
Echidna Capital LLC	DE	70%	by Anthony D. Minella, Individual
EDC Ag Products Company L.L.C.	OK	100%	by El Dorado Chemical Company
Eden T Entertainment Inc.	DE	100%	by Fulwell 73 Productions US, Inc.

19

Name	Jurisdiction	Percent of Voting Securities Owned
Eden T Productions LLC	CA	100%	by Eden T Entertainment Inc.
E-HS Investor II, LLC	DE	100%	by EHSI Holdings II, LLC
E-HS Investor, LLC	DE	100%	by EHSI Holdings, LLC
EHSI Holdings II, LLC	DE	100%	by Dayton Funding, LLC
EHSI Holdings, LLC	DE	100%	by Dayton Funding, LLC
EKW Holdings II LLC	DE	100%	by Wanamaker Portfolio Trust, LLC
EKW Holdings III LLC	DE	100%	by Wanamaker Portfolio Trust, LLC
EKW Holdings IV LLC	DE	100%	by Wanamaker Portfolio Trust, LLC
EKW Holdings LLC	DE	100%	by Wanamaker Portfolio Trust, LLC
EKW Holdings V LLC	DE	100%	by Wanamaker Portfolio Trust, LLC
El Dorado Ammonia L.L.C.	OK	100%	by El Dorado Chemical Company
El Dorado Chemical Company	OK	100%	by LSB Chemical L.L.C.
El Dorado Nitrogen L.L.C.	OK	100%	by LSB Chemical L.L.C.
Eldridge 17th Street Holdings LLC	DE	100%	by Arch Portfolio Trust, LLC
Eldridge 58th Street Holdings LLC	DE	100%	by Arch Portfolio Trust, LLC
Eldridge 625 Broadway, LLC	DE	100%	by Wanamaker Portfolio Trust, LLC
Eldridge Aircraft Services LLC	DE	100%	by EPH II, LLC
Eldridge AM Holdings, LLC	DE	100%	by Eldridge Industries, LLC
Eldridge BB Holdings, LLC	DE	100%	by EBBH, LLC
Eldridge BBLP, LLC	DE	100%	by Eldridge BB Holdings, LLC
Eldridge Bitkraft Funding LLC	DE	100%	by Wanamaker Portfolio Trust, LLC
Eldridge Business Services LLC	DE	99%	by Eldridge Corporate Services, LLC
Eldridge Butterfly Network Holdings, LLC	DE	100%	by Palmer Portfolio Trust, LLC
Eldridge CEC Funding, LLC	DE	100%	by Collins Park, LLC
Eldridge CG Holdings LLC	DE	100%	by Eldridge FS Holdings, LLC
Eldridge CH GP LLC	DE	100%	by Eldridge CH Holdings, LLC
Eldridge CH Holdings, LLC	DE	100%	by Eldridge Industries, LLC
Eldridge CH LP LLC	DE	100%	by Eldridge CH Holdings, LLC
Eldridge Charlston LLC	DE	100%	by Eldridge CHG Holdings LLC
Eldridge CHG Holdings LLC	DE	100%	by Eldridge Industries, LLC
Eldridge CI GP LLC	DE	100%	by Eldridge CI Holdings II LLC
Eldridge CI Holdings II LLC	DE	100%	by Eldridge AM Holdings, LLC
Eldridge CI LP LLC	DE	100%	by Eldridge CI Holdings II LLC
Eldridge Corporate Funding LLC	DE	100%	by EPH II, LLC
Eldridge Corporate Services, LLC	DE	100%	by Eldridge Industries, LLC
Eldridge Diplomat Holdings, LLC	DE	100%	by Wanamaker Portfolio Trust, LLC
Eldridge DK Holdings, LLC	DE	100%	by Steamboat Portfolio Trust, LLC
Eldridge DK II, LLC	DE	100%	by Mayfair Portfolio Trust, LLC
Eldridge DK, LLC	DE	100%	by Eldridge DK Holdings, LLC
Eldridge DMO, LLC	DE	100%	by Wanamaker Portfolio Trust, LLC
Eldridge DTS Funding, LLC	DE	100%	by Putnam Asset Holdings, LLC
Eldridge E&D RE Holdings LLC	DE	100%	by Wanamaker Portfolio Trust, LLC
Eldridge ELO Funding LLC	DE	100%	by Steamboat Portfolio Trust, LLC
Eldridge Equipment Finance LLC	DE	100%	by EPH, LLC
Eldridge Esports Funding II LLC	DE	100%	by Wanamaker Portfolio Trust, LLC

20

Name	Jurisdiction	Percent of Voting Securities Owned
Eldridge Esports One Funding LLC	DE	100%	by Steamboat Portfolio Trust, LLC
Eldridge Executive Services LLC	DE	99%	by Eldridge Corporate Services, LLC
Eldridge Expensify Holdings LLC	DE	100%	by Mason Portfolio Trust, LLC
Eldridge FEG Holdings	DE	100%	by Steamboat Portfolio Trust, LLC
Eldridge FS Holdings, LLC	DE	100%	by Eldridge Industries, LLC
Eldridge Gaming 247 Funding LLC	DE	100%	by Wanamaker Portfolio Trust, LLC
Eldridge G-Form Holdings LLC	DE	100%	by Mayfair Portfolio Trust, LLC
Eldridge Gizer Funding LLC	DE	100%	by Wanamaker Portfolio Trust, LLC
Eldridge Happy Money Funding LLC	DE	100%	by Palmer Portfolio Trust, LLC
Eldridge HIP Ventures, LLC	DE	100%	by Mayfair Portfolio Trust, LLC
Eldridge Homodeus Funding LLC	DE	100%	by Mason Portfolio Trust, LLC
Eldridge HZACS LLC	DE	100%	by Eldridge Industries, LLC
Eldridge HZONS LLC	DE	100%	by Eldridge Industries, LLC
Eldridge Industries, LLC	DE	0%	Echidna Capital LLC
Eldridge Industries, LLC	DE	85.36%	by SBT Investors, LLC
Eldridge Industries, LLC	DE	2.1%	by Bilbao-KCI, LLC
Eldridge IP Holdings LLC	DE	100%	by Eldridge Industries, LLC
Eldridge KRNL Funding LLC	DE	100%	by Putnam Asset Holdings, LLC
Eldridge Maranon Holdings, LLC	DE	100%	by Eldridge AM Holdings, LLC
Eldridge NPC Holdings LLC	DE	100%	by Eldridge Industries, LLC
Eldridge PayActiv Holdings LLC	DE	100%	by Wanamaker Portfolio Trust, LLC
Eldridge Pixion Funding LLC	DE	100%	by Wanamaker Portfolio Trust, LLC
Eldridge ROS Holdings LLC	DE	100%	by Mayfair Portfolio Trust, LLC
Eldridge RV Funding LLC	DE	100%	by Canon Portfolio Trust, LLC
Eldridge SBC Holdings LLC	DE	100%	by Eldridge Industries, LLC
Eldridge Scopely Holdings LLC	DE	100%	by Palmer Portfolio Trust, LLC
Eldridge Services Incorporated	DE	100%	by Eldridge Corporate Services, LLC
Eldridge SFLY Funding, LLC	DE	100%	by Potwin Place, LLC
Eldridge SLG Holdings, LLC	DE	100%	by Steamboat Portfolio Trust, LLC
Eldridge Tax Services Inc.	DE	100%	by Eldridge Business Services LLC
Eldridge Truebill Funding, LLC	DE	100%	by Wanamaker Portfolio Trust, LLC
Eldridge Unqork Holdings LLC	DE	70%	by Palmer Portfolio Trust, LLC
Eldridge VS, LLC	DE	100%	by Mayfair Portfolio Trust, LLC
Eldridge Wellthy Funding LLC	DE	100%	by Canon Portfolio Trust, LLC
Eli Entertainment Inc.	DE	100%	by Fulwell 73 Productions US, Inc.
Eli Entertainment LLC	CA	100%	by Eli Entertainment Inc.
Elia Management LLC	DE	100%	by A24 Films LLC
Ellicott Limited	JEY	100%	by Beaumont Hills LLC
Elliott Bay Capital Trust, LLC	DE	99%	by Elliott Bay Parent LLC
Elliott Bay Healthcare Realty Holdings II LLC	DE	100%	by Elliott Bay Holdings LLC
Elliott Bay Healthcare Realty Holdings III LLC	DE	100%	by Elliott Bay Holdings LLC
Elliott Bay Healthcare Realty Holdings LLC	DE	100%	by Elliott Bay Holdings LLC
Elliott Bay Healthcare Realty II LLC	DE	100%	by Elliott Bay Healthcare Realty Holdings II LLC
Elliott Bay Healthcare Realty III LLC	DE	100%	by Elliott Bay Healthcare Realty Holdings III LLC

21

Name	Jurisdiction	Percent of Voting Securities Owned
Elliott Bay Healthcare Realty LLC	DE	100%	by Elliott Bay Healthcare Realty Holdings LLC
Elliott Bay Holdings LLC	DE	91.89%	by Elliott Bay Parent LLC
Elliott Bay LLC	DE	100%	by Elliott Bay Holdings LLC
Elliott Bay Parent LLC	DE	100%	by Mason Portfolio Trust, LLC
Ellis Funding LLC	DE	97.5%	by SCF Aviation Capital LLC
Elm Portfolio Trust LLC	DE	100%	by EPH II, LLC
Elo Entertainment Inc.	DE	28%	by Eldridge ELO Funding LLC
E-OZ 2019-1, LLC	DE	98.76%	by EPH, LLC
EPH Holdings II, LLC	DE	100%	by Eldridge Industries, LLC
EPH Holdings, LLC	DE	100%	by EPH Holdings II, LLC
EPH II, LLC	DE	100%	by EPH Holdings, LLC
EPH, LLC	DE	100%	by EPH II, LLC
Epic Aero, Inc.	DE	17.2%	by Epic Preferred Holdings LLC
Epic Preferred Holdings LLC	DE	11.29%	by EPH, LLC
Epic Preferred Holdings LLC	DE	25.34%	by Palmer Portfolio Trust, LLC
Epic Preferred Holdings LLC	DE	6.22%	by Canon Portfolio Trust, LLC
Epic Preferred Holdings LLC	DE	36.41%	by Putnam Asset Holdings, LLC
Epic Preferred Holdings LLC	DE	6.22%	by Mayfair Portfolio Trust, LLC
Epic Preferred Holdings LLC	DE	14.52%	by Arch Portfolio Trust, LLC
Everest Fuel Management, LLC	DE	100%	by Tuvoli, LLC
Everly, LLC	KS	100%	by Security Benefit Corporation
F&B Advisory Company LLC	DE	50%	by Eldridge NPC Holdings LLC
F73 Productions Limited	GBR	100%	by Fulwell 73 Limited
Fairchild Place Ltd	GBR	100%	by The Stage Shoreditch (Master) Unit Trust
Fairlawn Funding, LLC	DE	100%	by Dayton Funding, LLC
False Positive LLC	DE	100%	by A24 Films LLC
Family Secret Productions, Inc.	DE	100%	by dcp Holdco I, LLC
Fang Shui, LLC	DE	100%	by MRC II Holdings, LP
Farah Film Limited	GBR	100%	by Fulwell 73 UK Limited
Farmhold Financial Holdings LLC	DE	50%	by Canon Portfolio Trust, LLC
Farmhold Financial LLC	DE	100%	by Farmhold Financial Holdings LLC
Farmhold Financial Management Holdings LLC	DE	100%	by Farmhold Financial Holdings LLC
Farmhold Financial Management Intermediate Holdings LLC	DE	100%	by Farmhold Financial Management Holdings LLC
Farmhold Financial Management LLC	DE	1%	by Farmhold Financial Management Intermediate Holdings LLC
Farmhold Financial Management LLC	DE	99%	by Farmhold Financial Management Holdings LLC
Farmhold Lending LLC	DE	100%	by Farmhold Financial Holdings LLC
FC Virginia Soccer Club LLC	VA	100%	by Cain International LP
Fear Farm Holdings, LLC	AZ	100%	by 13 FEG Haunted Holdings, LLC
FEG Haunted Holdings, LLC	DE	100%	by 13FEG Ops, LLC
Felix Keane Enterprises LLC	DE	100%	by A24 Films LLC
Fever Lake LLC	LA	100%	by A24 Films LLC
Fever Lake Rights LLC	DE	100%	by A24 Films LLC

22

Name	Jurisdiction	Percent of Voting Securities Owned
Fevo Czech s.r.o.	Czech Republic	100%	by Fevo, Inc.
Fevo d.o.o. Beograd	Serbia	100%	by Fevo, Inc.
Fevo, Inc.	DE	20.19%	by Wanamaker Portfolio Trust, LLC
FGC 101 Maiden, LLC	NY	100%	by Fields GC, LLC
FGC 148 Madison, LLC	NY	100%	by Fields GC, LLC
FGC 24 E12, LLC	DE	100%	by Fields GC, LLC
FGC 275 Madison, LLC	NY	100%	by Fields GC, LLC
FGC 304 PAS, LLC	NY	100%	by Fields GC, LLC
FGC 599 Lexington, LLC	NY	100%	by Fields GC, LLC
Fields GC, LLC	NY	56%	by Aurify Brands, LLC
Fifteen Sled Dogs LLC	DE	100%	by A24 Films LLC
Film Expo Group Holdings LLC	DE	85.7%	by Eldridge FEG Holdings LLC
Film Expo Group Intermediate Holdings, LLC	DE	100%	by Film Expo Group Holdings LLC
Film Expo Group LLC	DE	99%	by Film Expo Group Holdings LLC
FilmNation Partners, LLC	DE	20.2%	by MRC II Holdings, LP
First Security Benefit Life Insurance and Annuity Company of New York	NY	100%	by SBL Holdings, Inc.
Fish Tacos NY 1, LLC	NY	61.6%	by Aurify Fish Tacos Holdings, LLC
Flairjet Ltd.	DE	100%	by Volare Acquisitions, Limited
Flexjet Limited	GBR	100%	by One Sky Flight, LLC
Flexjet, LLC	GBR	100%	by One Sky Flight, LLC
Flight Options, LLC	DE	100%	by One Sky Flight, LLC
Flower Power Cruise 18 LLC	DE	100%	by StarVista Live LLC
Flower Power Cruise 19 LLC	DE	100%	by StarVista Live LLC
Flower Power Cruise 20 LLC	DE	100%	by StarVista Live LLC
Flower Power Cruise Fall 21 LLC	DE	100%	by StarVista Live LLC
Flower Power Cruise Spring 21 LLC	DE	100%	by StarVista Live LLC
FlyEasy Corp.	CAN	100%	by Tuvoli, LLC
Fortwell Capital Limited	GBR	80%	by Cain International II LP
Fox River Investments, LLC	DE	100%	by Spoon River Investments, LLC
FP Rights LLC	DE	100%	by A24 Films LLC
Free State Funding, LLC	KS	100%	by Security Benefit Corporation
Frimpse Film Productions Ltd	CAN	100%	by Frimpse LLC
Frimpse LLC	CA	100%	by MRC II Holdings, LP
Froome Film Limited	GBR	100%	by Fulwell 73 UK Limited
Fulwell 73 Holdco Limited	GBR	32%	by Valence FW73, LLC
Fulwell 73 Limited	GBR	100%	by Fulwell 73 Holdco Limited
Fulwell 73 Productions US, Inc.	DE	100%	by Fulwell 73 UK Limited
Fulwell 73 Project Q, LLC	Qatar	100%	by Fulwell 73 UK Limited
Fulwell 73 UK Limited	GBR	100%	by Fulwell 73 Holdco Limited
Fulwell Music Limited	GBR	100%	by Fulwell 73 Limited
Future Autumn LLC	DE	100%	by A24 Films LLC
FX Leasing, LLC	DE	100%	by SCF Aviation Capital LLC
G6000-9796 LLC	DE	95%	by SCF Aviation Capital LLC

23

Name	Jurisdiction	Percent of Voting Securities Owned
Galliard Developments Ltd	GBR	100%	by GDL Holdco Limited
Gaming 247, Inc.	DE	13.9%	by Eldridge Gaming 247 Funding LLC
GDL (Aylesbury) Ltd	GBR	51%	by Galliard Developments Ltd
GDL (Birmingham Middleway) Ltd	GBR	66%	by Galliard Developments Ltd
GDL (Cheltenham) Holdings Ltd	GBR	100%	by Galliard Developments Ltd
GDL (Cheltenham) Ltd	GBR	100%	by GDL (Cheltenham) Holdings Ltd
GDL (Chiswick) LLP	GBR	66%	by Galliard Developments Ltd
GDL (Creekside) Ltd	GBR	52%	by Galliard Developments Ltd
GDL (Kilmorie) Ltd	GBR	100%	by Galliard Developments Ltd
GDL (Luton) Developments Ltd	GBR	90%	by Galliard Developments Ltd
GDL (Millharbour) Ltd	GBR	100%	by Galliard Developments Ltd
GDL (Romford) Limited	GBR	100%	by Galliard Developments Ltd
GDL (Slough) Developments Ltd	GBR	100%	by Galliard Developments Ltd
GDL (Sub 2) Limited	GBR	100%	by Galliard Developments Ltd
GDL (Sub 3) Limited	GBR	100%	by Galliard Developments Ltd
GDL (TCRW) Limited	GBR	100%	by Galliard Developments Ltd
GDL (Tower Bridge Road) Limited	GBR	70%	by Galliard Developments Ltd
GDL Holdco Limited	GBR	0%	Board rights held by CH Capital A Holdings LLc
Generate Entertainment, LLC	DE	100%	by dcp LLC
Gennessee Insurance Agency, LLC	DE	100%	by SBL Holdings, Inc.
G-Form, LLC	RI	23.5%	by Wanamaker Portfolio Trust, LLC
GIV-X 4098, LLC	DE	100%	by Air Eldridge LLC
Gizer Inc.	DE	26.23%	by Eldridge Gizer Funding LLC
Glow Holdings, LLC	DE	100%	by Pumpkin Fest Holdings, LLC
Golden Dragons, LLC	CA	100%	by MRC II Holdings, LP
GRE Austin, LLC	DE	100%	by Great Room Escape, LLC
GRE Chicago, LLC	DE	100%	by Great Room Escape, LLC
GRE Cincinnati, LLC	DE	100%	by Great Room Escape, LLC
GRE Cleveland, LLC	DE	100%	by Great Room Escape, LLC
GRE Dallas, LLC	DE	100%	by Great Room Escape, LLC
GRE Denver, LLC	DE	100%	by Great Room Escape, LLC
GRE San Antonio, LLC	DE	100%	by Great Room Escape, LLC
GRE Tempe, LLC	DE	100%	by Great Room Escape, LLC
Great Room Escape, LLC	CO	100%	by 13FEG Ops, LLC
Greedy Hippo LLC	DE	100%	by After The Fact LLC
GS BTS Limited	GBR	100%	by Fulwell 73 UK Limited
GS TV Productions Ltd	GBR	50%	by Fulwell 73 UK Limited
Guacamole Airlines LLC	DE	100%	by A24 Films LLC
GV 667, LLC	DE	100%	by Air Eldridge LLC
GVI 6274, LLC	DE	100%	by Air Eldridge LLC
H of A Production Limited	GBR	100%	by Fulwell 73 Limited
Halfnelson Films UK Limited	GBR	100%	by MRC II Holdings, LP
Halfnelson Films, LLC	CA	100%	by MRC II Holdings, LP
Harsh Times, LLC	DE	30%	by MRC Investments, LLC
Highland Peak Asset Holdings, LLC	DE	100%	by Highland Peak Trust

24

Name	Jurisdiction	Percent of Voting Securities Owned
Highland Peak FA Holdings, LLC	NJ	100%	by Highland Peak Trust
Holliday Park, LLC	KS	100%	by Dayton Funding, LLC
Horizon II Sponsor, LLC	DE	11%	by MRC Horizon II, LLC
Horizon II Sponsor, LLC	DE	14%	by Eldridge HZACS LLC
Horizon III Sponsor, LLC	DE	100%	by Eldridge Industries, LLC
Horizon Sponsor, LLC	DE	15%	by Eldridge HZACS LLC
Hot Costs LLC	DE	100%	by A24 Films LLC
Hotdog Hands LLC	DE	100%	by A24 Films LLC
House of Torment LLC	TX	100%	by 13 FEG Haunted Holdings, LLC
Hungry City, LLC	DE	100%	by MRC II Holdings, LP
Hyphen Hyphen LLC	DE	100%	by After The Fact LLC
HZACS CI, LLC	DE	0%	Mgmt. by Eldridge HZACS LLC
HZONS CI, LLC	DE	0%	Mgmt. by Eldridge HZONS LLC
Ibiza 87 Limited	GBR	100%	by Fulwell 73 Limited
IDF V, LLC	DE	100%	by Security Benefit Life Insurance Company
IDF VI, LLC	DE	100%	by Security Benefit Life Insurance Company
Jampurchaseco Limited	GBR	100%	by Cain International LP
Jazz Hands Motion Picture Group LLC	DE	100%	by A24 Films LLC
Jefferson Square 1892, LLC	KS	100%	by Dayton Funding, LLC
Jessica House Developments Ltd	GBR	95%	by Galliard Developments Ltd
JJ Concepts Limited	GBR	50%	by Jampurchaseco Limited
JJ ISQ Limited	GBR	100%	by JJ Concepts Limited
Jonty LLC	DE	100%	by A24 Films LLC
JP Initiative, LLC	DE	100%	by Eldridge Business Services LLC
Jubilee Scripted Limited	GBR	100%	by Fulwell 73 UK Limited
Juno Albatros, S.L.U.	Spain	100%	by Juno Holdings Spain 1, S.L.U.
Juno CB 1, S.L.U.	Spain	100%	by Juno Holdings Spain 1, S.L.U.
Juno Corn, S.L.U.	Spain	100%	by Juno Holdings Spain 1, S.L.U.
Juno EURO, S.L.U.	Spain	100%	by Juno Holdings Spain 1, S.L.U.
Juno Holdings Lux 2 S.a.r.l	LUX	100%	by Juno Holdings Lux I S.a.r.l
Juno Holdings Lux I S.a.r.l	LUX	95%	by CIEF1 UK Holdings Limited
Juno Holdings Spain 1, S.L.U.	Spain	100%	by Juno Holdings Lux 2 S.a.r.l
Juno Mini, S.L.U.	Spain	100%	by Juno Holdings Spain 1, S.L.U.
Juno Munt, S.L.U.	Spain	100%	by Juno Holdings Spain 1, S.L.U.
Juno Plan, S.L.U.	Spain	100%	by Juno Holdings Spain 1, S.L.U.
Keemotion Group, Inc.	DE	100%	by Atrium Sports, Inc.
Keemotion LLC	DE	100%	by Synergy Sports, SRL
Keemotion SPRL	Belgium	100%	by Atrium Sports, Inc.
Keshet/dcp LLC	DE	50%	by dcp LLC
Kitewood (Creekside) Limited	GBR	75%	by GDL (Creekside) Limited
KMA Gems LLC	DE	100%	by After The Fact LLC
Knight Takes King Productions, LLC	DE	100%	by MRC II Holdings, LP
Knoema Corporation	DE	100%	by Knoema Holdings, LLC
Knoema Holdings, LLC	DE	86.2%	by PD Holdings LLC
Krakow Office Park B.V.	Netherlands	90%	by CIEF1 UK Holdings Limited

25

Name	Jurisdiction	Percent of Voting Securities Owned
KWCI GP	Ireland	50%	by Cain International European Real Estate Opportunity Fund I GP Limited
KWCI LP	NJ	50%	by CI CB3 Subfund
KWSB Real Estate Venture I, LLC	DE	80%	by EKW Holdings LLC
KWSB Real Estate Venture II, LLC	DE	80%	by EKW Holdings II LLC
KWSB Real Estate Venture III, LLC	DE	80%	by EKW Holdings III LLC
KWSB Real Estate Venture IV, LLC	DE	80%	by EKW Holdings IV LLC
Lakewood Portfolio Trust, LLC	DE	100%	by Dayton Funding, LLC
Last Rider Productions UK Limited	GBR	100%	by MRC Documentary, L.P.
Last Rider Productions, LLC	CA	100%	by MRC Documentary, L.P.
LB 1140 Broadway, LLC	NY	100%	by Little Beet, LLC
LB 125 Park, LLC	NY	100%	by Little Beet, LLC
LB 1291 First Avenue, LLC	DE	100%	by Little Beet, LLC
LB 148 Madison, LLC	NY	100%	by Little Beet, LLC
LB 320 Park, LLC	NY	100%	by Little Beet, LLC
LB 470 PAS, LLC	DE	100%	by Little Beet, LLC
LB Aventura, LLC	NY	100%	by Little Beet, LLC
LB Bryant Park, LLC	NY	100%	by Little Beet, LLC
LB City Vista, LLC	DE	100%	by Little Beet, LLC
LB Coconut Grove, LLC	DE	100%	by Little Beet, LLC
LB DC 1212, LLC	NY	100%	by Little Beet, LLC
LB Hanover Square, LLC	NY	100%	by Little Beet, LLC
LB Newport Center, LLC	NY	100%	by Little Beet, LLC
LB Penn, LLC	NY	100%	by Little Beet, LLC
LB Roosevelt Field, LLC	NY	100%	by Little Beet, LLC
LB Rosslyn, LLC	NY	100%	by Little Beet, LLC
LB Sub W50, LLC	NY	100%	by LB W50, LLC
LB W50, LLC	NY	100%	by Little Beet, LLC
LB Westchester, LLC	NY	100%	by Little Beet, LLC
LB Westport, LLC	DE	100%	by Little Beet, LLC
LBMISF LLC	DE	100%	by A24 Films LLC
LBT Chevy Chase, LLC	NY	100%	by LBT Chicago, LLC
LBT Chicago, LLC	NY	100%	by Little Beet Table, LLC
LBT Greenwich, LLC	NY	100%	by LBT Chicago, LLC
Leadoff Investments, LLC	DE	100%	by SBT Investors, LLC
Lebanon 3998, LLC	KS	100%	by Security Benefit Corporation
Life.io Holdco, LLC	DE	100%	by Life.io Holdings, LLC
Life.io Holdings, LLC	DE	100%	by SE2 Holdings, LLC
Life.io, LLC	DE	1%	by Life.io Holdings, LLC
Life.io, LLC	DE	100%	by Lifo.io Holdco, LLC
Lifestyle Products Group LLC	DE	100%	by Direct Holdings Global LLC
Little Beet Table, LLC	NY	100%	by Aurify Brands Holdings, LLC
Little Beet, LLC	NY	98%	by Aurify Brands Holdings, LLC
LME1 Limited	GBR	100%	by Competitive Socialising Limited
Lost in the Andes, LLC	CA	100%	by MRC Documentary, L.P.

26

Name	Jurisdiction	Percent of Voting Securities Owned
Love Retro LLC	DE	100%	by Lifestyle Products Group LLC
LPQ Sailboat Pond, Inc.	DE	100%	by APQ Sailboat Pond NY, LLC
LPQ USA, LLC	DE	100%	by Aurify Brands, LLC
LSB Chemical L.L.C.	OK	100%	by LSB Industries, Inc.
LSB Funding LLC	DE	100%	by Steamboat Portfolio Trust, LLC
LSB Industries, Inc.	DE	10%	by LSB Funding LLC
LU The Film Limited	GBR	50%	by Fulwell 73 Limited
Make Hay LLC	DE	100%	by A24 Films LLC
Malecon Entertainment LLC	DE	50%	by DS Malecon Holdings LLC
Malt Shop Cruise 18 LLC	DE	100%	by StarVista Live LLC
Malt Shop Cruise 19 LLC	DE	100%	by StarVista Live LLC
Malt Shop Cruise 21 LLC	DE	100%	by StarVista Live LLC
MAOdcp LLC	DE	50%	by dick clark productions, LLC
Maple Portfolio Trust, LLC	DE	100%	by EPH, LLC
Maranon Capital Ultimate General Partner LLC	DE	50%	by Eldridge Maranon Holdings, LLC
Maranon Capital, L.P.	DE	60.51%	by Eldridge Maranon Holdings, LLC
Maranon Centre Street Executive Fund LP	DE	99%	by Maranon Capital, L.P.
Maranon Centre Street General Partner, LP	DE	100%	by Maranon Capital Ultimate General Partner LLC
Maranon Centre Street Partnership LP	DE	0%	Mgmt. by Maranon Centre Street General Partner, LP
Maranon Centre Street SPV LLC	DE	100%	by Maranon Centre Street Partnership LP
Maranon Loan Funding 2018-1, Ltd	CYM	0%	Mgmt. by Maranon Management LLC
Maranon Loan Funding 2019-1, Ltd	CYM	0%	Mgmt. by Maranon Capital, L.P.
Maranon Loan Funding 2020-1, Ltd	CYM	0%	Mgmt. by Maranon Capital, L.P.
Maranon Management LLC	DE	100%	by Maranon Capital, L.P.
Maranon Mezzanine Executive Funding, LP	DE	0%	Mgmt. by Maranon Mezzanine GP, LP
Maranon Mezzanine Fund II, LP	DE	0%	Mgmt. by Maranon Mezzanine GP II, LP
Maranon Mezzanine Fund III-A, LP	DE	0%	Mgmt. by Maranon Mezzanine GP III-A, LP
Maranon Mezzanine Fund, LP	DE	0%	Mgmt. by Maranon Mezzanine GP, LP
Maranon Mezzanine GP II, LP	DE	0%	Mgmt. by Maranon Capital Ultimate General Partner LLC
Maranon Mezzanine GP III-A, LP	DE	0%	Mgmt. by Maranon Capital Ultimate General Partner LLC
Maranon Mezzanine GP, LP	DE	0%	Mgmt. by Maranon Capital Ultimate General Partner LLC
Maranon Mezzanine Offshore Fund II, LP	CYM	0%	Mgmt. by Maranon Mezzanine GP II, LP
Maranon Senior Credit Fund II-A, LP	DE	0%	Mgmt. by Maranon Senior Credit GP II, L.P.
Maranon Senior Credit Fund II-B, LP	DE	0%	Mgmt. by Maranon Senior Credit GP II, L.P.
Maranon Senior Credit Fund IX DB, L.P.	DE	100%	by Maranon Capital Ultimate General Partner LLC
Maranon Senior Credit Fund IX GP, L.P.	DE	100%	by Maranon Capital Ultimate General Partner LLC
Maranon Senior Credit Fund IX, LLC	DE	0%	Mgmt. by Maranon Senior Credit Fund IX GP, L.P.
Maranon Senior Credit Fund IX, LLC	DE	100%	by Maranon Senior Credit Fund IX DB, L.P.
Maranon Senior Credit Fund V-Onshore SPV LLC	DE	100%	by Maranon Senior Credit Strategies Fund V-Levered, LP

27

Name	Jurisdiction	Percent of Voting Securities Owned
Maranon Senior Credit GP II, L.P.	DE	0%	Mgmt. by Maranon Capital Ultimate General Partner LLC
Maranon Senior Credit IV, LLC	KS	100%	by Security Benefit Corporation
Maranon Senior Credit Opportunities Fund SPV GP, LP	DE	0%	Mgmt. by Maranon Capital Ultimate General Partner LLC
Maranon Senior Credit Opportunities Fund SPV, LLC	DE	100%	by Maranon Senior Credit Opportunities Fund SPV, LP
Maranon Senior Credit Opportunities Fund SPV, LP	DE	0%	Mgmt. by Maranon Senior Credit Opportunities Fund SPV GP, LP
Maranon Senior Credit Strategies Fund V‑Levered, LP	DE	0%	Mgmt. by Maranon Senior Credit Strategies GP V, LP
Maranon Senior Credit Strategies Fund V‑Unlevered, LP	DE	0%	Mgmt. by Maranon Senior Credit Strategies GP V, LP
Maranon Senior Credit Strategies GP V, LP	DE	0%	Mgmt. by Maranon Capital Ultimate General Partner LLC
Maranon Senior Rated Fund I LLC	DE	0%	Mgmt. by Maranon Capital, L.P.
Maranon Services Corp.	DE	100%	by Maranon Capital, L.P.
Maranon Services, LLC	DE	99.9%	by Maranon Capital, L.P.
Maslow's Group LLP	GBR	0%	Board rights held by CH Capital A Holdings LLC
Maslow's UK Services Ltd	GBR	100%	by 37-41 Mortimer Street LLP
Mason Portfolio Trust, LLC	DE	100%	by EPH, LLC
Massive Noise Holdings, LLC	DE	100%	by 13FEG Ops, LLC
Massive Noise LLC	CO	100%	by Massive Noise Holdings, LLC
Mayfair Portfolio Trust, LLC	DE	100%	by EPH, LLC
MB Group Holdings LLC	DE	100%	by DS MB Holdings LLC
MB The Film Limited	GBR	100%	by Fulwell 73 UK Limited
McGlue LLC	DE	100%	by A24 Films LLC
Media Capital Holdings, LLC	DE	100%	by Valence Media Group, LLC
Media Rights Capital II, LLC	DE	100%	by Original Narrative Library, LLC
Mediabistro Holdings LLC	DE	100%	by MB Group Holdings LLC
Mellotron, LLC	DE	40%	by Carlostron, LLC
Melt Shop Enterprises International, LLC	NY	100%	by Melt Shop, LLC
Melt Shop Enterprises, LLC	NY	100%	by Melt Shop, LLC
Melt Shop, LLC	NY	96.5%	by Aurify Brands Holdings, LLC
MF Master Seed Co., LLC	DE	100%	by Wanamaker Portfolio Trust, LLC
MF Seed Co, LLC	DE	100%	by MF Master Seed Co, LLC
MG Warwick Street HoldCo Limited	GBR	100%	by Maslow's Group LLP
MG Warwick Street OpCo Limited	GBR	100%	by MG Warwick Street HoldCo Limited
MG Warwick Street PropCo Limited	GBR	100%	by MG Warwick Street HoldCo Limited
Miami Waterfront Ventures Mezz, LLC	DE	100%	by CHE South Brickell LLC
Miami Waterfront Ventures Parent, LLC	DE	60%	by CHE South Brickell LLC
Miami Waterfront Ventures, LLC	DE	100%	by CHE South Brickell LLC
Microphone Holdings, LLC	DE	80%	by Putnam Asset Holdings, LLC
Microphone Services Holdings, LLC	DE	100%	by Microphone Holdings, LLC
Microphone Services, LLC	DE	1%	by Microphone Services Holdings, LLC
Microphone Services, LLC	DE	99%	by Microphone Holdings, LLC

28

Name	Jurisdiction	Percent of Voting Securities Owned
Microphone, LLC	DE	100%	by Microphone Holdings, LLC
Mill Link Developments Limited	GBR	100%	by Galliard Developments Ltd
Minari LLC	DE	100%	by A24 Films LLC
Minari Rights LLC	DE	100%	by A24 Films LLC
Ministry of Arts and Interrogation LLC	DE	100%	by A24 Films LLC
Ministry of Creative Reasoning LLC	DE	100%	by After The Fact LLC
Mirror Media IP Holdings, LLC	DE	100%	by Valence Media, LLC
Mirrors and Windows Films Inc.	CAN	100%	by A24 Films LLC
MK Debt, LLC	DE	100%	by LPQ USA, LLC
MK USA, LLC	DE	100%	by LPQ USA, LLC
Monterra Asset Holdings, LLC	DE	100%	by Monterra Trust
Monterra FA Holdings, LLC	NJ	100%	by Monterra Trust
Monterra Trust	DE	100%	by EPH Holdings, LLC
Moon Base LLC	DE	100%	by A24 Films LLC
Morse Code UK Films Limited	UK	100%	by MRC II Holdings, LP
Morse Code, LLC	CA	100%	by MRC II Holdings, LP
Mosaic Media Investment Partners, LLC	DE	100%	by dcp LLC
Motown The Film Limited	GBR	100%	by Fulwell 73 UK Limited
MPQ 1377 Sixth Avenue, LLC	NY	100%	by MK USA, LLC
MPQ 1400 Broadway, LLC	NY	100%	by MK USA, LLC
MPQ 1535 Third Avenue LLC	NY	100%	by MK USA, LLC
MPQ 1800 Broadway, LLC	NY	100%	by MK USA, LLC
MPQ 210 Joralemon, LLC	NY	100%	by MK USA, LLC
MPQ 2161 Broadway, LLC	NY	100%	by MK USA, LLC
MPQ 339 Seventh Avenue, LLC	NY	100%	by MK USA, LLC
MPQ 370 Lexington, LLC	NY	100%	by MK USA, LLC
MPQ 400 Fifth Avenue, LLC	NY	100%	by MK USA, LLC
MPQ 685 Third Avenue, LLC	NY	100%	by MK USA, LLC
MPQ 688 Bronx HoldCo, LLC	DE	100%	by MK USA, LLC
MPQ 787 Seventh Avenue LLC	NY	100%	by MK USA, LLC
MPQ 921 Broadway, LLC	NY	100%	by MK USA, LLC
MPQ Bronx Commissary, LLC	NY	100%	by MK USA, LLC
MRC Data Canada, ULC	CAN	100%	by MRC Data, LLC
MRC Data Holdings, LLC	DE	100%	by Mirror Media IP Holdings, LLC
MRC Data UK Limited	UK	100%	by MRC Data, LLC
MRC Data, LLC	DE	100%	by P-MRC Data, LLC
MRC Documentary, L.P.	DE	99.9%	by Media Rights Capital II, LLC
MRC Horizon II, LLC	DE	100%	by Media Capital Holdings, LLC
MRC I Hedge Co, LLC	DE	100%	by MRC II Holdings, LP
MRC I Project Co, LLC	DE	100%	by MRC II Holdings, LP
MRC II Distribution Company, L.P.	DE	99.9%	by Media Rights Capital II, LLC
MRC II Holdings, LP	DE	99.9%	by MRC II Distribution Company, L.P.
MRC II Sub GP, LLC	DE	100%	by Media Rights Capital II, LLC
MRC International Distribution Company, Inc.	DE	100%	by MRC II Distribution Company, L.P.
MRC Investments, LLC	DE	100%	by Media Rights Capital II, LLC

29

Name	Jurisdiction	Percent of Voting Securities Owned
MRC Media Holdings LLC	DE	100%	by Mirror Media IP Holdings, LLC
MRC360, LLC	CA	100%	by MRC II Holdings, LP
MS 111 Fulton, LLC	NY	100%	by Melt Shop, LLC
MS 135 Fourth Avenue, LLC	NY	100%	by Melt Shop, LLC
MS Marketing Fund, LLC	NY	100%	by Melt Shop, LLC
MS Menlo Park, LLC	NY	100%	by Melt Shop, LLC
MS MOA, LLC	NY	100%	by Melt Shop, LLC
MS Newport Center, LLC	NY	100%	by Melt Shop, LLC
MS Rockaway, LLC	NY	100%	by Melt Shop, LLC
MS Roosevelt Field, LLC	NY	100%	by Melt Shop, LLC
MS Sawgrass I, LLC	NY	100%	by Melt Shop, LLC
MS Smith Haven, LLC	NY	100%	by Melt Shop, LLC
MS Special Events, LLC	NY	100%	by Melt Shop, LLC
MS Staten Island, LLC	NY	100%	by Melt Shop, LLC
MS Sub W50, LLC	NY	100%	by MS W50, LLC
MS W26, LLC	NY	100%	by Melt Shop, LLC
MS W50, LLC	NY	100%	by Melt Shop, LLC
MS W52, LLC	NY	100%	by Melt Shop, LLC
MS Westchester, LLC	NY	100%	by Melt Shop, LLC
Music Business Worldwide Limited (UK)	UK	50%	by MRC Media Holdings LLC
N318MM, LLC	KS	50%	by Security Benefit Corporation
Nashville Nightmare, LLC	TN	100%	by Nightmare Holdings, LLC
Nashville The Film Limited	GBR	100%	by Fulwell 73 UK Limited
NBT Holdings, LLC	DE	97%	by Venture Brand Management LLC
Net-Net Worldwide LLC	DE	100%	by A24 Films LLC
Nightmare Holdings, LLC	DE	100%	by 13 FEG Haunted Holdings, LLC
No Commas LLC	DE	100%	by A24 Films LLC
Nolensville Invest S.L.	Spain	100%	by Pleasant Invest S.L.
North City Screams LLC	IL	100%	by 13 FEG Haunted Holdings, LLC
North Woolwich Road Developments Limited	GBR	30%	by Galliard Developments Ltd
Note Funding 1892-2, LLC	KS	100%	by EPH, LLC
NPC Holdings, Inc.	DE	99.44%	by NPC Restaurant Holdings II LLC
NPC International Holdings, LLC	DE	100%	by NPC Holdings, Inc.
NPC International, Inc.	DE	100%	by NPC Restaurant Holdings, LLC
NPC Operating Company B, Inc.	KS	100%	by NPC International, Inc.
NPC QB LLC	DE	100%	by NPC International, Inc.
NPC Quality Burgers, Inc.	KS	100%	by NPC International, Inc.
NPC RE Holdings LLC	DE	100%	by NPC Restaurant Holdings I LLC
NPC Restaurant Holdings I LLC	DE	49.99%	by Eldridge NPC Holdings LLC
NPC Restaurant Holdings II LLC	DE	100%	by NPC Restaurant Holdings I LLC
NPC Restaurant Holdings, LLC	DE	100%	by NPC International Holdings, LLC
NZC Capital LLC	DE	80.5%	by Todd L. Boehly, Individual
Oaktree Entertainment, LLC	DE	100%	by MRC II Holdings, LP
On The Rocks LLC	DE	100%	by After The Fact LLC
One Sky Flight Holdings, LLC	DE	100%	by Epic Aero, Inc.

30

Name	Jurisdiction	Percent of Voting Securities Owned
One Sky Flight, LLC	DE	100%	by One Sky Flight Holdings, LLC
Oneida Portfolio Trust, LLC	DE	100%	by Steamboat Portfolio Trust, LLC
Operation Mongoose LLC	DE	50%	by A24 Films LLC
Orchard Wharf Developments Ltd	GBR	50%	by Galliard Developments Ltd
Original Narrative Library, LLC	DE	100%	by Valence Media, LLC
Over The Hill Pictures LLC	DE	100%	by A24 Films LLC
Ozawkie LLC	KS	100%	by Dayton Funding, LLC
Paderna sp.zo.o	Poland	100%	by PZO JV B.V.
Palio Funding 2, Ltd.	CYM	0%	Mgmt. by CBAM CLO Management LLC
Pallazzo Funding LLC	DE	97.5%	by SCF Aviation Capital LLC
Palmer Portfolio Trust, LLC	DE	100%	by EPH, LLC
Palouse Productions Limited	DE	100%	by A24 Films LLC
Panagram Holdings, LLC	DE	100%	by Eldridge AM Holdings, LLC
Panagram Senior Loan Fund I GP, LLC	DE	100%	by Panagram Holdings, LLC
Panagram Senior Loan Fund I, LP	DE	0%	Mgmt. by Panagram Senior Loan Fund I GP, LLC
Panagram Services Holdings, LLC	DE	100%	by Panagram Holdings, LLC
Panagram Services, LLC	DE	1%	by Panagram Services Holdings, LLC
Panagram Services, LLC	DE	99%	by Panagram Holdings, LLC
Panagram Structured Asset Management, LLC	DE	100%	by Panagram Holdings, LLC
PayActiv, Inc.	DE	13.12%	by Eldridge PayActiv Holdings LLC
PD Holdings LLC	DE	100%	by Dayton Funding, LLC
PGM-MB Holdings LLC	DE	100%	by Mediabistro Holdings LLC
Pickleback NOLA, LLC	LA	100%	by MRC II Holdings, LP
Pickleback, LLC	CA	100%	by MRC II Holdings, LP
Pink Freud LLC	DE	100%	by A24 Films LLC
Pixion Games Limited	UK	11.62%	by Eldridge Pixion Funding LLC
Pleasant Invest S.L.	Spain	100%	by Davisville Holdings S.a r.l
P-MRC Data, LLC	DE	50%	by MRC Data Holdings, LLC
P-MRC Holdings, LLC	DE	30%	by MRC Media Holdings LLC
P-MRC Music, LLC	DE	100%	by MRC Media Holdings LLC
Post Portfolio Trust, LLC	DE	100%	by Dayton Funding, LLC
Potwin Place, LLC	KS	100%	by Dayton Funding, LLC
Powder Keg Farms Limited	New Zealand	100%	by Over The Hill Pictures LLC
Priest Lake Haunted Woods, LLC	TN	100%	by Nightmare Holdings, LLC
Primary Issue Anchor Separate Account LLC	DE	100%	by Security Benefit Corporation
PrivateFly Limited	GBR	100%	by Skyjet Europe Limited
PrivateFly, LLC	DE	100%	by PrivateFly Limited
Pryor Chemical Company	OK	100%	by LSB Chemical L.L.C.
Public House Productions LLC	DE	100%	by A24 Films LLC
Pumpkin Fest Holdings, LLC	DE	100%	by 13FEG Ops, LLC
Putnam Asset Holdings, LLC	DE	100%	by EPH, LLC
PZO JV B.V.	Netherlands	90%	by CIEF1 UK Holdings Limited
Queens LLC	DE	100%	by After The Fact LLC

31

Name	Jurisdiction	Percent of Voting Securities Owned
Quick As A Wink Limited	New Zealand	100%	by Reserving Rights LLC
Quinton Heights, LLC	KS	100%	by Dayton Funding, LLC
Raging Bear, LLC	DE	100%	by MRC II Holdings, LP
Ramy Rights LLC	DE	100%	by A24 Films LLC
Ravenwood Portfolio Trust, LLC	DE	100%	by Dayton Funding, LLC
Renegade Brands USA, INC.	DE	20%	by Canon Portfolio Trust, LLC
Reserving Rights LLC	DE	100%	by A24 Films LLC
Rhapsody Acquisition Corporation	CYM	100%	by CI Sponsor LLC
Ride or Die Productions, LLC	CA	100%	by MRC II Holdings, LP
Ridge Media Holdings, LLC	DE	78.52%	by Eldridge Industries, LLC
Ridge Media Holdings, LLC	DE	21.48%	by Arch Portfolio Trust, LLC
Ripple Effects Productions, LLC	CA	100%	by MRC II Holdings, LP
Rivabella sp.zo.o	Poland	100%	by Krakow Office Park B.V.
Rock and Romance Cruise 18 LLC	DE	100%	by StarVista Live LLC
Rock and Romance Cruise 19 LLC	DE	100%	by StarVista Live LLC
Rock and Romance Cruise 20 LLC	DE	100%	by StarVista Live LLC
Rock and Romance Cruise 22 LLC	DE	100%	by StarVista Live LLC
Rolling Stone Licensing, LLC	DE	100%	by Rolling Stone Media, LLC
Rolling Stone Media, LLC	DE	100%	by P-MRC Music, LLC
Rolling Stone, LLC	DE	100%	by Rolling Stone Media, LLC
Roman 1 Sarl	LUX	100%	by Roman JV Sarl
Roman 2 Sarl	LUX	100%	by Roman JV Sarl
Roman JV Sarl	LUX	100%	by CI Roman Holdings Sarl
Roman SNC	France	50%	by Roman 1 Sarl
Roman SNC	France	50%	by Roman 2 Sarl
RR The Film Limited	GBR	100%	by Fulwell 73 UK Limited
Ruby Entertainment Inc.	DE	100%	by Fulwell 73 Productions US, Inc.
Ruby Productions LLC	CA	100%	by Ruby Entertainment Inc.
Rules Beauty LLC	DE	100%	by A24 Ventures LLC
S(LSV) LLC	NV	100%	by Competitive Socializing U.S., Inc.
S(WDC) LLC	DC	100%	by Competitive Socializing U.S., Inc.
S(WMB) LLC	NY	100%	by Competitive Socializing U.S., Inc.
Sager House (Almedia) Limited	GBR	92.5%	by CH Capital A Holdings LLC
Saguaro Road Records Inc.	DE	100%	by Direct Holdings U.S. LLC
SAILES 2, LLC	DE	100%	by Security Benefit Life Insurance Company
Sandy Beaches Cruise 21 LLC	DE	100%	by StarVista Live LLC
Sarena Holdings Ltd	GBR	100%	by Galliard Developments Ltd
Sarena House LLP	GBR	50%	by Sarena Holdings Ltd
Saving The World LLC	DE	100%	by A24 Films LLC
Saving The World Rights LLC	DE	100%	by A24 Films LLC
SB Corporate Funding LLC	DE	100%	by Security Benefit Corporation
SB ISH LLC	DE	100%	by Security Benefit Life Insurance Company
SBC Civic Center LLC	DE	100%	by Mason Portfolio Trust, LLC
SBL Holdings, Inc.	KS	100%	by Security Benefit Corporation

32

Name	Jurisdiction	Percent of Voting Securities Owned
SBT Investors, LLC	DE	100%	by NZC Capital LLC
SBT Media Holdings, LLC	DE	100%	by SBT Investors, LLC
SCF Aviation Capital LLC	DE	100%	by SCF Funding LLC
SCF Canada 2018 GP Ltd.	CAN	100%	by Stonebriar Commercial Finance Canada Inc.
SCF Canada 2019 GP Ltd.	CAN	100%	by Stonebriar Commercial Finance Canada Inc.
SCF Canada 2019-2 GP Ltd.	CAN	100%	by Stonebriar Commercial Finance Canada Inc.
SCF Canada 2020 GP Ltd.	CAN	100%	by Stonebriar Commercial Finance Canada Inc.
SCF Canada Revolver GP Ltd.	CAN	100%	by Stonebriar Commercial Finance Canada Inc.
SCF Equipment Leasing 2017-1 LLC	DE	100%	by Stonebriar Commercial Finance LLC
SCF Equipment Leasing 2017-2 LLC	DE	100%	by Stonebriar Commercial Finance LLC
SCF Equipment Leasing 2018-1 LLC	DE	100%	by Stonebriar Commercial Finance LLC
SCF Equipment Leasing 2019-1 LLC	DE	100%	by Stonebriar Commercial Finance LLC
SCF Equipment Leasing 2019-2 LLC	DE	100%	by Stonebriar Commercial Finance LLC
SCF Equipment Leasing 2020-1 LLC	DE	100%	by Stonebriar Commercial Finance LLC
SCF Equipment Leasing Canada 2018 Limited Partnership	CAN	99.9%	by Stonebriar Commercial Finance Canada Inc.
SCF Equipment Leasing Canada 2019 Limited Partnership	CAN	99.9%	by Stonebriar Commercial Finance Canada Inc.
SCF Equipment Leasing Canada 2019-2 Limited Partnership	CAN	99.9%	by SCF Canada 2019-2 GP Ltd.
SCF Equipment Leasing Canada 2020-1 Limited Partnership	CAN	99.9%	by SCF Canada 2020 GP Ltd.
SCF Equipment Trust 2016-1 LLC	DE	100%	by Stonebriar Commercial Finance LLC
SCF Funding LLC	DE	100%	by Stonebriar Finance Holdings LLC
SCF Goose LLC	DE	100%	by SCF Aviation Capital LLC
SCF Maverick LLC	DE	100%	by SCF Aviation Capital LLC
SCF Merlin LLC	DE	100%	by SCF Aviation Capital LLC
SCF NBL LLC	DE	100%	by SCF Funding LLC
SCF Rail Leasing LLC	DE	100%	by SCF Funding LLC
SCF Revolver 2018-1 LLC	DE	100%	by Stonebriar Commercial Finance LLC
SCF Revolver Canada Limited Partnership	CAN	99.9%	by SCF Canada Revolver GP Ltd.
SCF Servicing Company LLC	DE	99%	by SCF Funding LLC
SE2 Digital Service LLP	India	99.9999%	by SE2 Holdings, LLC
SE2 Digital Service LLP	India	0.0001%	by se2, LLC
se2 Holdco, LLC	KS	100%	by Security Benefit Corporation
SE2 Holdings, LLC	KS	93.2%	by se2 Holdco, LLC
SE2 Information Services Ireland Limited	Ireland	100%	by SE2 Holdings, LLC
SE2 Technologies LLC	DE	100%	by SE2 Holdings, LLC
se2, LLC	KS	100%	by SE2 Holdings, LLC
SecBen GBM Investco, LLC	DE	100%	by Security Benefit Life Insurance Company
Security Benefit Academy, Inc.	KS	100%	by Security Benefit Corporation
Security Benefit Business Services, LLC	KS	100%	by Security Benefit Corporation
Security Benefit Corporation	KS	99.841%	by Eldridge SBC Holdings LLC
Security Benefit Life Insurance Company	KS	100%	by SBL Holdings, Inc.
Security Distributors, LLC	KS	100%	by Security Benefit Life Insurance Company

33

Name	Jurisdiction	Percent of Voting Securities Owned
Security Financial Resources, Inc.	KS	100%	by SBL Holdings, Inc.
Sensory Impact Group, LLC	DE	73%	by Arch Portfolio Trust, LLC
Sentient Holdings, LLC	DE	100%	by One Sky Flight, LLC
Sentient Jet Charter, LLC	DE	100%	by Sentient Jet, LLC
Sentient Jet, LLC	DE	100%	by Sentient Holdings, LLC
Sesame Marketplace, LLC	DE	100%	by Aurify Brands, LLC
SGT VF GP, LLC	DE	100%	by EPH Holdings, LLC
SGTV Fund, LP	DE	0%	Mgmt. by SGT VF GP, LLC
Shamrock Valley, LLC	KS	100%	by Security Benefit Corporation
Shelter At Home LLC	DE	100%	by A24 Films LLC
Short of the Week, LLC	DE	10.3%	by Sugar23, Inc.
SIMCOM Holdings, Inc.	DE	50%	by Volo Sicuro, LLC
SIMCOM International, Inc.	FL	100%	by SIMCOM, Inc.
SIMCOM, Inc.	DE	100%	by SIMCOM Holdings, Inc.
Sirio Acquisition S.r.l.	Italy	100%	by Volare Acquisitions, Limited
Sirio S.p.A.	Italy	80%	by Sirio Acquisition S.r.l.
Sixth Avenue Reinsurance Company	VT	100%	by Security Benefit Life Insurance Company
SJS&W Washington Property LLC	DE	100%	by St. James Sports and Wellness Washington LLC
Skyjet Europe Limited	GBR	100%	by One Sky Flight, LLC
Slushie LLC	DE	100%	by After The Fact LLC
Soft Money LLC	DE	100%	by A24 Films LLC
Soggy Jam UK Limited	UK	100%	by MRC II Holdings, LP
Soggy Jam, LLC	CA	100%	by MRC II Holdings, LP
Sojourn Aviation Company, LLC	DE	100%	by Epic Aero, Inc.
Somebody Told Me, LLC	DE	100%	by Eldridge IP Holdings LLC
Soul Train Cruise 18 LLC	DE	100%	by StarVista Live LLC
Soul Train Cruise 19 LLC	DE	100%	by StarVista Live LLC
Soul Train Cruise 20 LLC	DE	100%	by StarVista Live LLC
Soul Train Cruise 22 LLC	DE	100%	by StarVista Live LLC
South Audley Street LLP	GBR	0%	Board rights held by CH Capital A Holdings LLC
Southern Rock Cruise 19 LLC	DE	100%	by StarVista Live LLC
Southern Rock Cruise 20 LLC	DE	100%	by StarVista Live LLC
Spinmedia LLC	DE	100%	by MRC Media Holdings LLC
Spoon River Investments, LLC	DE	100%	by SBT Investors, LLC
Sports Media Technology Corporation	DE	14.1%	by Steamboat Portfolio Trust, LLC
St. James Sports and Wellness Washington LLC	DE	100%	by The St. James Sports and Wellness Complex LLC
Starbones Ltd	GBR	80%	by GDL (Chiswick) LLP
StarVista Entertainment LLC	DE	100%	by Direct Holdings Global LLC
StarVista Live LLC	DE	100%	by StarVista Entertainment LLC
StarVista Management LLC	DE	100%	by StarVista Entertainment LLC
Steamboat Portfolio Trust, LLC	DE	100%	by EPH, LLC
Stereogum Media LLC	DE	20%	by Media Capital Holdings, LLC
Stewart Street Productions, LLC	DE	100%	by dcp LLC
Stonebriar Commercial Finance Canada Inc.	CAN	100%	by SCF Funding LLC

34

Name	Jurisdiction	Percent of Voting Securities Owned
Stonebriar Commercial Finance LLC	DE	100%	by SCF Funding LLC
Stonebriar Finance Holdings LLC	DE	80.7%	by Three L Finance Holdings, LLC
Stonebriar Holdings LLC	DE	100%	by Three L Finance Holdings, LLC
Stonebriar IFH LLC	DE	100%	by SCF Funding LLC
Strivers LLC	DE	100%	by The St. James Sports and Wellness Complex LLC
Studio Momo LLC	DE	100%	by A24 Films LLC
Sugar 23 Technology Holdings LLC	DE	100%	by Sugar23, Inc.
Sugar23 Podcast Group LLC	DE	100%	by Sugar23, Inc.
Sugar23, Inc.	DE	20.05%	by Valence Circle Up, LLC
Sunday Best, LLC	CA	100%	by MRC Documentary, L.P.
Sunset Screams LLC	TX	100%	by 13 FEG Haunted Holdings, LLC
Super, Awesome & Amazing LLC	DE	100%	by The St. James Sports and Wellness Complex LLC
Sweepstakes Hero, LLC	CA	100%	by MRC Documentary, L.P.
Swingers 1 Limited	GBR	100%	by Competitive Socialising Limited
Swingers 2 Limited	GBR	100%	by Competitive Socialising Limited
Swingers NY LLC	NY	100%	by Competitive Socializing U.S., Inc.
Synergy Sports Technology, LLC	AZ	100%	by Atrium Sports, Inc.
Synergy Sports, SRL	Belgium	100%	by Keemotion Group, Inc.
Talk Later LLC	DE	100%	by A24 Films LLC
Terror on the Fox Holdings, LLC	CO	100%	by 13 FEG Haunted Holdings, LLC
TG Acquisitions Limited	GBR	100%	by South Audley Street LLP
The Allbright Group LA, LLC	CA	100%	by The Allbright Group US, LLC
The Allbright Group Limited	GBR	0%	Board rights held by CH Capital A Holdings LLC
The Allbright Group US, LLC	DE	100%	by The Allbright Group Limited
The Hollywood Reporter, LLC	DE	100%	by MRC Media Holdings LLC
The Humans Rights LLC	DE	100%	by A24 Films LLC
The Most Down to Earth, LLC	CA	100%	by MRC Documentary, L.P.
The St. James FCVA LLC	VA	100%	by SJS&W Washington Property LLC
The St. James Lacrosse LLC	VA	100%	by SJS&W Washington Property LLC
The St. James Sports & Wellness Lincolnshire LLC	DE	100%	by Cain International LP
The St. James Sports and Wellness Complex LLC	DE	0%	Board rights held by CHE SJG LLC
The Stage Shoreditch (Commercial Tower) GP Ltd	GBR	100%	by The Stage Shoreditch (Commercial Tower) Unit Trust
The Stage Shoreditch (Commercial Tower) LP	GBR	99.9%	by The Stage Shoreditch (Commercial Tower) Unit Trust
The Stage Shoreditch (Commercial Tower) Nominee Ltd	GBR	100%	by The Stage Shoreditch (Commercial Tower) GP Ltd
The Stage Shoreditch (Commercial Tower) Unit Trust	JEY	99.2%	by The Stage Shoreditch (Master) Unit Trust
The Stage Shoreditch (Containers) GP Ltd	GBR	100%	by The Stage Shoreditch (Containers) Unit Trust
The Stage Shoreditch (Containers) LP	GBR	99.9%	by The Stage Shoreditch (Containers) Unit Trust
The Stage Shoreditch (Containers) Nominee Ltd	GBR	100%	by The Stage Shoreditch (Containers) GP Ltd

35

Name	Jurisdiction	Percent of Voting Securities Owned
The Stage Shoreditch (Containers) Unit Trust	JEY	99.2%	by The Stage Shoreditch (Master) Unit Trust
The Stage Shoreditch (Curtain Theatre) GP Ltd	GBR	100%	by The Stage Shoreditch (Curtain Theatre) Unit Trust
The Stage Shoreditch (Curtain Theatre) LP	GBR	64.9%	by The Stage Shoreditch (Curtain Theatre) Unit Trust
The Stage Shoreditch (Curtain Theatre) Nominee Ltd	GBR	100%	by The Stage Shoreditch (Curtain Theatre) GP Ltd
The Stage Shoreditch (Curtain Theatre) Unit Trust	JEY	99.2%	by The Stage Shoreditch (Master) Unit Trust
The Stage Shoreditch (Master) Unit Trust	JEY	99%	by The Stage Shoreditch LLP
The Stage Shoreditch (Office North) GP Ltd	GBR	100%	by The Stage Shoreditch (Office North) Unit Trust
The Stage Shoreditch (Office North) LP	GBR	99.9%	by The Stage Shoreditch (Office North) Unit Trust
The Stage Shoreditch (Office North) Nominee Ltd	GBR	100%	by The Stage Shoreditch (Office North) GP Ltd
The Stage Shoreditch (Office North) Unit Trust	JEY	99.2%	by The Stage Shoreditch (Master) Unit Trust
The Stage Shoreditch (Office South) GP Ltd	GBR	100%	by The Stage Shoreditch (Office South) Unit Trust
The Stage Shoreditch (Office South) LP	GBR	99.9%	by The Stage Shoreditch (Office South) Unit Trust
The Stage Shoreditch (Office South) Nominee Ltd	GBR	100%	by The Stage Shoreditch (Office South) GP Ltd
The Stage Shoreditch (Office South) Unit Trust	JEY	99.2%	by The Stage Shoreditch (Master) Unit Trust
The Stage Shoreditch (Pavilion) GP Ltd	GBR	65%	by The Stage Shoreditch (Pavilion) Unit Trust
The Stage Shoreditch (Pavilion) LP	GBR	99.9%	by The Stage Shoreditch (Pavilion) Unit Trust
The Stage Shoreditch (Pavilion) Nominee Ltd	GBR	100%	by The Stage Shoreditch (Pavilion) GP Ltd
The Stage Shoreditch (Pavilion) Unit Trust	JEY	99.2%	by The Stage Shoreditch (Master) Unit Trust
The Stage Shoreditch (The Tower) GP Ltd	GBR	100%	by The Stage Shoreditch (The Tower) Unit Trust
The Stage Shoreditch (The Tower) LP	GBR	99.9%	by The Stage Shoreditch (The Tower) Unit Trust
The Stage Shoreditch (The Tower) Nominee Ltd	GBR	100%	by The Stage Shoreditch (The Tower) GP Ltd
The Stage Shoreditch (The Tower) Unit Trust	JEY	99.2%	by The Stage Shoreditch (Master) Unit Trust
The Stage Shoreditch Deveopment LLP	GBR	100%	by The Stage Shoreditch LLP
The Stage Shoreditch LLP	GBR	0%	Board rights held by CH McCourt (The Stage) LLC
The Stage Shoreditch Management Ltd	GBR	100%	by The Stage Shoreditch (Master) Unit Trust
The Stage Shoreditch Residential Ltd	GBR	100%	by The Stage Shoreditch (Master) Unit Trust
Thirteenth Floor Entertainment Group, LLC	DE	50%	by Sensory Impact Group, LLC
Three L Finance Holdings, LLC	DE	100%	by Eldridge Equipment Finance LLC
TLB-GBM, LLC	DE	100%	by Todd L. Boehly, Individual
Toil and Trouble Productions LLC	DE	100%	by A24 Films LLC
Toil and Trouble Rights LLC	DE	100%	by A24 Films LLC
Topeka Grand Hotels, LLC	DE	37%	by Security Benefit Life Insurance Company
Trigger Investco, LLC	DE	100%	by Putnam Asset Holdings, LLC
Trigger Media Group, LLC	DE	100%	by Trigger Investco, LLC
Trinity Stuart Development LLC	DE	100%	by Trinity Stuart Holding, LLC
Trinity Stuart Holding, LLC	DE	85%	by CI Boston Holdings LLC
Triple8, LLC	KS	100%	by Security Benefit Corporation
Trison Construction, Inc.	OK	100%	by LSB Chemical L.L.C.

36

Name	Jurisdiction	Percent of Voting Securities Owned
Truebill, Inc.	DE	18.22%	by Eldridge Truebill Funding, LLC
Truth Mobile LLC	DE	100%	by A24 Films LLC
TS Hotel Holding, LLC	DE	100%	by Trinity Stuart Holding, LLC
TS Pied-a-Terre Holding, LLC	DE	100%	by Trinity Stuart Holding, LLC
TS Residences Holding, LLC	DE	100%	by Trinity Stuart Holding, LLC
TS Retail Holding, LLC	DE	100%	by Trinity Stuart Holding, LLC
TSJ Lincolnshire Property LLC	DE	100%	by The St. James Sports and Wellness Complex LLC
TSJ Tysons Galleria Property LLC	VA	0%	Mgmt. by The St. James Sports and Wellness Complex LLC
Tumbleweed Funding LLC	KS	100%	by Dayton Funding, LLC
Tuvoli, LLC	DE	100%	by Epic Aero, Inc.
Twenty Years LLC	DE	100%	by A24 Films LLC
UB The Film Limited	GBR	100%	by Fulwell 73 Limited
Ultimate Disco Cruise 19 LLC	DE	100%	by StarVista Live LLC
Ultimate Disco Cruise 20 LLC	DE	100%	by StarVista Live LLC
Ultimate Disco Cruise 22 LLC	DE	100%	by StarVista Live LLC
University Club Holding, LLC	DE	100%	by Trinity Stuart Holding, LLC
Upstate Riot, LLC	CA	100%	by MRC Documentary, L.P.
Valence A24, LLC	DE	100%	by Media Capital Holdings, LLC
Valence APM, LLC	DE	100%	by Media Capital Holdings, LLC
Valence Circle Up, LLC	DE	100%	by Valence Media Group, LLC
Valence FW73, LLC	DE	100%	by Media Capital Holdings, LLC
Valence Media Group, LLC	DE	99%	by Valence Media Partners, LLC
Valence Media Holdings, LLC	DE	100%	by Valence Media Group, LLC
Valence Media Partners, LLC	DE	38.31%	by Ridge Media Holdings, LLC
Valence Media Partners, LLC	DE	4.64%	by Mason Portfolio Trust, LLC
Valence Media Partners, LLC	DE	22.5%	by SBT Media Holdings, LLC
Valence Media, LLC	DE	100%	by Valence Media Holdings, LLC
Valence Zig Holdings, LLC	DE	100%	by Media Capital Holdings, LLC
Variety Business Intelligence, LLC	DE	100%	by P-MRC Data, LLC
Variety Media, LLC	DE	100%	by MRC Media Holdings LLC
Vectura Services LLC	DE	100%	by Eldridge Business Services LLC
Venn Music Publishing, LLC	CA	100%	by Gaming 247, Inc.
Venn Records LLC	CA	100%	by Gaming 247, Inc.
Venn Studios LLC	CA	100%	by Gaming 247, Inc.
Venture Brand Management LLC	DE	100%	by Sugar23, Inc.
Vibe Media Publishing, LLC	DE	100%	by P-MRC Music, LLC
Vim & Victor LLC	DE	100%	by The St. James Sports and Wellness Complex LLC
Volare Acquisitions, Limited	Ireland	49%	by Flexjet Limited
Volo Sicuro, LLC	DE	5.93%	by Epic Aero, Inc.
Volo Sicuro, LLC	DE	19.77%	by Eldridge VS, LLC
Wanamaker Portfolio Trust, LLC	KS	100%	by EPH, LLC
Watson Brickell Development Mezz, LLC	DE	100%	by CHE 830 Brickell LLC
Watson Brickell Development Parent, LLC	DE	50%	by CHE 830 Brickell LLC

37

Name	Jurisdiction	Percent of Voting Securities Owned
Watson Brickell Development Pledgor, LLC	DE	100%	by CHE 830 Brickell LLC
Watson Brickell Development, LLC	DE	100%	by CHE 830 Brickell LLC
WBC, LLC	DE	100%	by MRC II Holdings, LP
Western Remedy LLC	DE	100%	by A24 Films LLC
Westgate House Developments Limited	GBR	50%	by Galliard Developments Ltd
Windy Screams LLC	IL	100%	by 13 FEG Haunted Holdings, LLC
Yang Rights LLC	DE	100%	by A24 Films LLC
Yekaterina UK Limited	GBR	100%	by MRC II Holdings, LP
Yekaterina, LLC	CA	100%	by MRC II Holdings, LP
Young Brothers LLC	DE	100%	by A24 Films LLC

SBL is also the depositor of the following separate accounts: SBL Variable Annuity Accounts I, III, IV, SBL Variable Universal Life Insurance Account Varilife, Security Varilife Separate Account, Variable Annuity Account XI, Variflex Separate Account, SBL Variable Annuity Account VIII, SBL Variable Annuity Account XIV, SBL Variable Annuity Account XVII, T. Rowe Price Variable Annuity Account and Parkstone Variable Annuity Separate Account. As depositor of the separate accounts, SBL might be deemed to control them.
Item 30.	Indemnification
The bylaws of Security Benefit Life Insurance Company provide that the Company shall, to the extent authorized by the laws of the State of Kansas, indemnify officers and directors for certain liabilities threatened or incurred in connection with such person’s capacity as director or officer.
The Articles of Incorporation include the following provision:
(a)  No director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of his or her fiduciary duty as a director, provided that nothing contained in this Article shall eliminate or limit the liability of a director (a) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) under the provisions of K.S.A. 17-6424 and amendments thereto, or (d) for any transaction from which the director derived an improper personal benefit.  If the General Corporation Code of the State of Kansas is amended after the filing of these Articles of Incorporation to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Code of the State of Kansas, as so amended.
(b)  Any repeal or modification of the foregoing paragraph by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.
Insofar as indemnification for a liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director, officer or controlling person of the Depositor in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the Securities being registered, the Depositor will, unless in the opinion of its counsel the matter has been settled by a controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 31. Principal Underwriter
(a)(1)	Security Distributors, LLC (“SDL”), a subsidiary of SBL, acts as principal underwriter for:
SBL Variable Annuity Account I
SBL Variable Annuity Account III
SBL Variable Annuity Account IV
Security Varilife Separate Account (Security Elite Benefit)
Security Varilife Separate Account (Security Varilife)

38

SBL Variable Universal Life Insurance Account (Varilife)
Parkstone Advantage Variable Annuity
Variflex Separate Account (Variflex)
Variflex Separate Account (Variflex ES)
SBL Variable Annuity Account VIII (Variflex Extra Credit)
SBL Variable Annuity Account VIII (Variflex LS)
SBL Variable Annuity Account VIII (Variflex Signature)
Variable Annuity Account XI (Scarborough Advantage Variable Annuity)
SBL Variable Annuity Account XIV (AdvisorDesigns Variable Annuity)
SBL Variable Annuity Account XIV (AEA Variable Annuity)
SBL Variable Annuity Account XIV (AdvanceDesigns Variable Annuity)
SBL Variable Annuity Account XIV (EliteDesigns Variable Annuity)
SBL Variable Annuity Account XIV (EliteDesigns II Variable Annuity)
SBL Variable Annuity Account XIV (NEA Valuebuilder)
SBL Variable Annuity Account XIV (NEA Valuebuilder Retirement Income Director Variable Annuity)
SBL Variable Annuity Account XIV (SecureDesigns Variable Annuity)
SBL Variable Annuity Account XIV (Security Benefit Advisor Variable Annuity)
SBL Variable Annuity Account XVII (ClassicStrategies Variable Annuity)
SBL Variable Annuity Account XVII (ThirdFed Variable Annuity)
T. Rowe Price Variable Annuity Account
(a)(2)	SDL acts as principal underwriter for the following variable annuity contracts issued by First Security Benefit Life Insurance and Annuity Company of New York (“FSBL”):
Variable Annuity Account A (AdvisorDesigns Variable Annuity)
Variable Annuity Account A (EliteDesigns Variable Annuity)
Variable Annuity Account A (EliteDesigns II Variable Annuity)
Variable Annuity Account B (SecureDesigns Variable Annuity)
Variable Annuity Account B (AdvanceDesigns Variable Annuity)
T. Rowe Price Variable Annuity Account of First Security Benefit Life Insurance and Annuity Company of New York
(a)(3)	SDL acts as principal underwriter for the following Nationwide Life Insurance Company Separate Accounts:
Nationwide Multi-Flex Variable Account
Nationwide Variable Account 9
(b)	Name and Principal Business Address*	Position and Offices with Underwriter
	David G. Byrnes	President and Head of Distribution
	Timothy P. Gillen	Chief Financial Officer, Treasurer and Finance and Operations Principal
	Justin A. Jacquinot	Senior Vice President, Direct Relationships
	Kevin M Watt	Senior Vice President
	Michael K Reidy	Senior Vice President
	James J. Kiley	Senior Vice President, Education Markets
	Mark W. Turner	Senior Vice President, Education Markets
	Michael T Maghini	Senior Vice President
	Kurt E. Auleta	Senior Vice President, Sales Operations
	Christopher D. Swickard	Vice President, and Secretary
	Donald A. Wiley	Vice President
	Carmen R. Hill	Vice President and Assistant Secretary
	Yolande C Nichols	Chief Compliance Officer
*For all persons listed, the principal business address is One Security Benefit Place, Topeka, Kansas 66636-0001.

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(c)	(1)	(2)	(3)	(4)	(5)
	Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commissions	Other Compensation
	Security Distributors, LLC	$3,235,570[1]	$72,294[2]	$0	N/A

1 SBL pays commissions to selling broker-dealers through SDL.  This is the amount paid to SDL in connection with all contracts sold through the separate account.  SDL passes through to selling broker-dealers all such amounts.
2 A contingent deferred sales charge may be assessed on full or partial withdrawals from the contract.  This is the amount of contingent deferred sales charge assessed in connection with all withdrawals from all contracts in the separate account, all of which is retained by SBL.

Item 32.     Location of Accounts and Records[Omitted]
Item 33.	Management Services
All management contracts are discussed in Part A or Part B.
Item 34.	Fee Representation and Other Representations
Fee Representation
Security Benefit Life Insurance Company represents that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Depositor.
Other Representations
(a)
SBL, sponsor of the unit investment trust, SBL Variable Annuity Account XIV, hereby represents that it is relying upon American Council of Life Insurance, SEC No-Action Letter, [1988-1989 Transfer Binder] Fed. Sec. L. Rep. (CCH) paragraph 78,904 (Nov. 28, 1988), and that it has complied with the provisions of paragraphs (1)-(4) of such no-action letter which are incorporated herein by reference.

(b)
Security Benefit Life Insurance Company represents that it is relying upon Rule 6c‑7 under the Investment Company Act of 1940 with respect to Contracts issued to participants under the Texas Optional Retirement Program and that it has complied with the provisions of paragraphs (a) – (d) of that Rule.

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SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf, in the City of Topeka, and State of Kansas on this 27th day of April, 2021.

Security Benefit Life Insurance Company (the Depositor)
By:	*
Michael P. Kiley, Chief Executive Officer and Director

SBL Variable Annuity Account XIV (The Registrant)
By:	*
Michael P. Kiley, Chief Executive Officer and Director

As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities indicated on April 27, 2021.

SIGNATURES AND TITLES
By:	*
Michael P. Kiley, Chief Executive Officer and Director
By:	*
John P. Wohletz, Vice President and Chief Accounting Officer
By:	*
Barry G. Ward, Senior Vice President, Chief Financial Officer Chief Risk Officer, Treasurer, and Director
By:	*
John F. Guyot, Senior Vice President, General Counsel, Secretary and Director
By:	*
Roger S. Offermann, Senior Vice President, Chief Actuary and Director
By:	*
Joseph Wittrock, Senior Vice President, Chief Investment Officer and Director
By:	*
Douglas G. Wolff, President and Director
*By:	/S/ Chris Swickard
Chris Swickard, as Attorney-in-Fact

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EXHIBIT INDEX

(o)(2)      Initial Summary Prospectus - Security Benefit Advisor
(h)(9)(i)   Participation Agreement – Baron – Amendment 1
(h)(12)(i) Participation Agreement – Calamos – Amendment 3 (h)(23)(i) Participation Agreement – Ivy – Mutual Funds – Amendment 1
(h)(24)(i) Participation Agreement – Ivy – Variable Insurance Funds – Amendment 6
(h)(27)(i) Participation Agreement – JPMorgan – Amendment 2
(h)(30)(i) Participation Agreement – Lord Abbett – Amendment 1
(h)(42)(i) Participation Agreement – Royce – Capital Fund – Amendment 1
(h)(43)(i) Participation Agreement – Royce – Mutual Funds – Amendment 1
(h)(45)    Participation Agreement – Rydex – Mutual Funds

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